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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05629
ING Investors Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2011 to December 31, 2011

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):
Annual Report

December 31, 2011

Classes ADV, I, S and S2

ING Investors Trust

■	ING Artio Foreign Portfolio
■	ING BlackRock Health Sciences Opportunities Portfolio
■	ING Clarion Global Real Estate Portfolio
■	ING FMRSM Diversified Mid Cap Portfolio
■	ING Global Resources Portfolio
■	ING Invesco Van Kampen Growth and Income Portfolio
■	ING JPMorgan Emerging Markets Equity Portfolio
■	ING Liquid Assets Portfolio
■	ING Marsico Growth Portfolio
■	ING MFS Total Return Portfolio
■	ING MFS Utilities Portfolio
■	ING Morgan Stanley Global Franchise Portfolio
■	ING PIMCO Total Return Bond Portfolio
■	ING Pioneer Mid Cap Value Portfolio
■	ING T. Rowe Price Capital Appreciation Portfolio
■	ING T. Rowe Price Equity Income Portfolio
■	ING T. Rowe Price International Stock Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	5
Shareholder Expense Examples	38
Report of Independent Registered Public Accounting Firm	41
Statements of Assets and Liabilities	42
Statements of Operations	51
Statements of Changes in Net Assets	56
Financial Highlights	65
Notes to Financial Statements	74
Summary Portfolios of Investments	100
Tax Information	178
Shareholder Meeting Information	180
Trustee and Officer Information	181
Advisory Contract Approval Discussion	185

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 3, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world’s economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed”. There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country’s credit rating. A bipartisan “Debt Super Committee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers’ indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone’s sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank (“ECB”) stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone’s problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
MSCI All Country World Index (ex U.S.)	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
S&P Developed Property Index
An unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

S&P 1500 Supercomposite Healthcare Sector Index
An unmanaged capitalization-weighted index tracking the performance of healthcare stocks reported within the S&P 500®, S&P Midcap 400 and S&P SmallCap 600 Index (which includes large, medium and small companies).

S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P North American Natural Resources Sector Index
An unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

Russell 3000® Healthcare Index	A health care component of the Russell 3000® Index and a daily priced, un-hedged, market cap free-float adjusted index that is rebalanced/reconstituted annually.
MSCI Emerging Markets Index
An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

iMoneyNet First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.
MSCI Europe, Australasia and Far East® Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 Utilities Index	Measures the performance of the utilities sector.
Russell MidCap® Value Index	An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
Barclays Capital U.S. Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.

PORTFOLIO MANAGERS’ REPORT	ING ARTIO FOREIGN PORTFOLIO

Country Allocation as of December 31, 2011 (as a percentage of net assets)
United Kingdom	15.7%
Japan	11.8%
France	7.1%
Germany	7.0%
Switzerland	6.7%
China	6.6%
Canada	5.5%
Netherlands	3.8%
Russia	2.5%
Countries between 0.0%–2.1%ˆ	17.6%
Assets in Excess of Other Liabilities*	15.7%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 21 countries, which each represents 0.0%–2.1% of net assets.
Portfolio holdings are subject to change daily.

ING Artio Foreign Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Rudolph-Riad Younes, CFA, Managing Director and Head of International Equities and Richard C. Pell, Chief Investment Officer and Chief Executive Officer, of Artio Global Management LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (21.83)% compared to the MSCI All Country World ex-US Index (“MSCI ACWI ex-US”), which returned (13.71)%, for the same period.
Portfolio Specifics: During the fiscal year, rising economic uncertainty, concerns over the euro and the integrity of the euro zone contributed to significant market gyrations. Against this backdrop, international equity markets experienced a challenging year. Even regions with strong growth prospects and relatively insulated from the epicenter of the sovereign debt crisis, namely the emerging markets, experienced a significant sell-off for the full year. The Portfolio performed below its benchmark, with the majority of the underperformance occurring during the second half of the year, as the sovereign debt crisis picked up momentum.

As we entered the year, we anticipated that demand for goods and services from the emerging markets would be stronger than that of the developed world due to limited leverage and lower penetration levels. As a result, we focused investment selection on companies geared toward continued growth in the emerging world, both developed world-based exporters and leading emerging markets-based companies. However, the “risk-off” environment, combined with concerns of a global slow-down, adversely impacted the Portfolio’s overweight positioning in such investments, driving the bulk of the underperformance. Specifically, within developed markets, stock selection within the consumer staples sector detracted. Positions held in Nestle SA (Switzerland), Carlsberg A/S (Denmark), Marine Harvest (Norway) and Unilever PLC (Netherlands) underperformed. While results benefitted from a continued underweight to financials amid the flaring sovereign debt crisis, stock selection detracted, with shares of Hang Lung Properties Ltd. (Hong Kong), Erste Bank der Oesterreichischen Sparkassen AG (Austria), and Lloyds Banking Group PLC (UK) underperforming. The Portfolio’s overweight to developed materials detracted as did stock selection in the energy sector driven mainly by the position held in Suncor Energy, Inc. (Canada). On a positive note, the underweight to Japan, particularly to financials and utilities added to performance.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
Royal Dutch Shell PLC — Class A	2.7%
Vodafone Group PLC	2.4%
BG Group PLC	2.0%
Fraport AG Frankfurt Airport Services Worldwide	1.9%
Novo-Nordisk A/S	1.8%
BHP Billiton PLC	1.7%
Sberbank of Russian Federation	1.7%
Suncor Energy, Inc.	1.6%
Novartis AG	1.6%
Uni-Charm Corp.	1.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Within emerging markets, the Portfolio maintained an overweight to the largest markets with vast populations and opportunities for consumption growth such as China, India and Russia, while underweighting regions geared toward fixed asset investment and developed world exports, such as Brazil, Korea, and Taiwan. In India, where inflation spikes were most pronounced and interest rate hikes most frequent, the Portfolio’s investment in infrastructure-related and banking stocks underperformed including Adani Enterprises Ltd., Larsen & Toubro Ltd. and State Bank of India Ltd. In Russia, positions held in banking stocks including Jsc Vtb Bank and Sberbank of Russian Federation detracted as the sector was overwhelmed by the full-blown banking crisis in Western Europe. In China, stock selection detracted from performance. On a positive note, stock selection in Korea driven by Celltrion, Inc. and Hyundai Motor Co. and in Taiwan, driven by HTC Corp. contributed to results as did the position held in cash.

Current Strategy and Outlook: We continue to believe businesses in both the emerging and developed world that sell to the emerging market consumer are the most attractive from a strategic perspective. However, against a continued backdrop shaped by the sovereign debt crisis, we have become somewhat more defensive from a tactical perspective. We continue to hold investments within local emerging markets, but have increasingly been drawn to companies within the developed world, particularly global companies based in Europe with what we believe are strong balance sheets offering exposure to emerging consumers with superior management, solid brands and brand awareness, sustainable cash flows and dividends. We also enter the new fiscal year with a position in short-term investments which we can deploy as new opportunities present themselves.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING ARTIO FOREIGN PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV April 28, 2006		Since Inception of Class I December 3, 2004		Since Inception of Class S May 1, 2002	Since Inception of Class S2 September 9, 2002
Class ADV	(22.15)%	(8.32)%	(5.91)%		—		—	—
Class I	(21.63)%	(7.73)%	—		0.51%		—	—
Class S	(21.83)%	(7.99)%	—		—		2.43%	—
Class S2	(21.97)%	(8.13)%	—		—		—	4.11%
MSCI ACWI ex-US	(13.71)%	(2.92)%	(0.95	)%(1)	4.09	%(2)	6.30%	8.11	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Artio Foreign Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2006.

(2)	Since inception performance for the indices is shown from December 1, 2004.

(3)	Since inception performance for the indices is shown from September 1, 2002.

Artio Global Management LLC has managed the Portfolio since September 2, 2003. Prior to this date, a different firm served as portfolio manager.

PORTFOLIO MANAGERS’ REPORT	ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO

Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Health Care	93.3%
Industrials	1.8%
Assets in Excess of Other Liabilities*	4.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Blackrock Health Sciences Opportunities Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Ernie Xie and Thomas Callan, Portfolio Managers of BlackRock Advisors, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of 4.76% compared to the Russell 3000® Healthcare Index and the S&P 1500 Supercomposite Healthcare Sector Index, which returned 10.85% and 11.88%, respectively, for the same period.

Portfolio Specifics: January 1, 2011 — April 28, 2011*: The Portfolio underperformed the S&P 1500 Supercomposite Healthcare Sector Index for the period from January 1, 2011 — April 28, 2011. The first four months of 2011 (through April 29th) were highlighted by a continuing recovery in the markets following the financial meltdown. While healthcare has been dealing with both economic and policy headwinds, such as high unemployment in conjunction with the passage of healthcare reform legislation, the sector benefited from some increased volatility in the market as there was some sector rotation into defensive areas. As the economy has been recovering, the healthcare sector has garnered some investor interest on a valuation basis as well. Many companies have built up cash reserves; and with a new healthcare system looming on the horizon, consolidation has become a business optimization and research and development strategy.

Strong stock selection in the biotechnology sector, particularly Pharmasset, Inc. and Vertex Pharmaceuticals, Inc., aided the Portfolio’s performance. Our allocation in the pharmaceuticals sector provided relative contributions as pharmaceutical companies Jazz Pharmaceuticals, Inc. and Valeant Pharmaceuticals International, Inc. led the way.

The healthcare equipment sector was the main detractor, primarily due to stock selection. Alere, Inc. and HeartWare International, Inc. were the largest detractors based on total effect. The Portfolio was also negatively impacted by Amylin Pharmaceuticals and Myriad Genetics, Inc.

April 29, 2011 — December 31, 2011*: The Portfolio underperformed the Russell 3000® Healthcare Index by approximately 475 bps for the period from April 29, 2011 — December 31, 2011. The key drivers for the Portfolio’s underperformance (in order of magnitude) were an underweight allocation to pharmaceuticals, stock selection within healthcare equipment & supplies, stock selection in biotechnology and an overweight allocation to healthcare providers & services.

The Portfolio’s large underweight to the pharmaceuticals industry, including large benchmark holdings such as Johnson & Johnson and Pfizer, Inc., hampered performance as this industry provided the best return in the benchmark index given its high dividend yields, which investors avidly sought during the market downturn in the third quarter.

In the healthcare equipment & supplies industry, the Portfolio’s slight overweight and weak stock selection in the healthcare equipment sub-industry had a negative impact on performance. Notable individual detractors included Hill-Rom Holdings, Inc., which sold off in the third quarter due to an unexpected earnings miss driven by a drop in European sales, and Hologic, Inc., which traded down on capital spending concerns. In addition, holdings of Integra LifeSciences Holdings Corp., Invacare Corp. and Wright Medical Group, Inc. underperformed in the fourth quarter on disappointing earnings announcements and manufacturing quality issues. In the healthcare supplies sub-industry, holdings of Cooper Cos., Inc. hurt performance in the fourth quarter due to production issues for their new contact lens.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
Pfizer, Inc.	5.5%
Bristol-Myers Squibb Co.	4.1%
Roche Holding AG — Genusschein	3.9%
Amgen, Inc.	3.5%
Johnson & Johnson	3.5%
Merck & Co., Inc.	3.3%
Biogen Idec, Inc.	3.2%
Medtronic, Inc.	2.6%
Alexion Pharmaceuticals, Inc.	2.5%
Aetna, Inc.	2.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Within biotechnology, positions in Human Genome Sciences, Inc. and 3SBio, Inc. hampered relative performance as did the underweight position in Pharmasset, Inc., which announced during the fourth quarter that it was being acquired at a significant premium. Also, many of the Portfolio’s smaller-capitalization biotechnology holdings were detractors during the third quarter sell off.

The Portfolio’s overweight in healthcare provider & services industry detracted from relative performance. Shares of healthcare services company DaVita, Inc. declined on concerns about government reimbursement. A large overweight to the healthcare distributors sub-industry and individual positions in AmerisourceBergen Corp., Cardinal Health, Inc. and Henry Schein, Inc. also had a negative impact on returns.

Current Strategy and Outlook: The macroeconomic outlook remains highly uncertain despite solid returns in global equity markets during the fourth quarter. The failure of the Super Committee to reach an agreement on potential budget cuts results in sequestration or blanket cuts across the board for both mandatory and discretionary spending, including healthcare programs such as Medicare and Medicaid. The Supreme Court review of the constitutionality of the Patient Protection and Affordable Care Act in 2012 adds additional political dynamics for the healthcare sector in 2012.

Amidst these macro issues, we continue to maintain a relatively neutral view on healthcare, recognizing the defensive characteristics of the sector in down markets despite recent flat healthcare utilization in developed markets and continued political uncertainty. While we continue to limit the Portfolio’s exposure to companies with high government reimbursement risks given the austerity measures that are unfolding globally, we continue to be incrementally constructive on several large-capitalization pharmaceuticals companies. We continue to monitor macroeconomic and health care policy developments, which factor into our outlook for individual companies. Our primary focus is to identify and build positions in companies that we believe have a strong outlook, even in a weak macro environment, due to new product cycles, strong execution, and/ or margin opportunities, as well as companies with overly depressed valuations and favorable risk-reward characteristics.

*	Prior to April 29, 2011, the Portfolio was managed by Wells Capital Management, Inc. Effective April 29, 2011, the Portfolio’s name, sub-adviser and principal investment strategies were changed.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV December 29, 2006		Since Inception of Class I April 28, 2006		Since Inception of Class S May 3, 2004
Class ADV	4.39%	0.32%	0.32%		—		—
Class I	5.12%	1.09%	—		2.43%		—
Class S	4.76%	0.83%	—		—		3.59%
Russell 3000 Health Care Index	10.85%	3.47%	3.47	%(1)	4.43	%(2)	4.16	%(3)
S&P 500® Index	2.11%	(0.25)%	(0.25	)%(1)	1.41	%(2)	3.78	%(3)
S&P 1500 Supercomposite Healthcare Sector Index	11.88%	3.20%	3.20	%(1)	4.31	%(2)	3.99	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Health Sciences Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from January 1, 2007.

(2)	Since inception performance of the indices is shown from May 1, 2006.

(3)	Since inception performance of the indices is shown from May 1, 2004.

PORTFOLIO MANAGERS’ REPORT	ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Country Allocation as of December 31, 2011 (as a percentage of net assets)
United States	46.5%
Japan	11.7%
Hong Kong	11.2%
Australia	9.9%
United Kingdom	4.3%
Singapore	4.0%
France	3.9%
Canada	3.3%
Switzerland	0.7%
Countries between 0.3%–0.6%ˆ	2.2%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 5 countries, which each represents 0.3%–0.6% of net assets.
Portfolio holdings are subject to change daily.

ING Clarion Global Real Estate Portfolio (the “Portfolio”) seeks to provide investors with high total return consisting of capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, Chief Investment Officer, CFA, Steven D. Burton, Managing Director, CFA, and Joseph P. Smith, CFA, Managing Director, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (5.30)% compared to the S&P Developed Property Index, which returned (5.55)% for the same period.

Portfolio Specifics: The global property indices were generally in-line with the global stock indices in 2011, but in jurisdictions where real estate investment trusts (“REITs”) dominated, property stocks outperformed local equities. In an unsettled economic and stock market environment, the earnings visibility and attractive dividends of REITs found favor with investors. This trend may continue in 2012 as the trajectory of economic recovery has moderated from the pace seen a year ago. Risk aversion by investors re-emerged during the second half of the year in particular as equities generally produced negative returns worldwide. Real estate cash flows have proven to be relatively resilient in this uncertain macro-economic environment given the duration of lease terms and gradually improving fundamentals as projected earnings looking out next year remain solidly positive.

Consistent with past years, share price performance for real estate stocks across regions varied significantly in 2011. The property stocks in North America were the best absolute performers for the year, in both the U.S and Canada. Performance in the other major regions trailed by a wide margin, with Europe and the Asia-Pacific region both down. Australia was the relative star within the Asia-Pacific region, versus sharp declines elsewhere. The U.S. dollar (“USD”) weakened materially during the first half of the year only to reverse direction during the second half as investors sought safety and increasingly viewed the USD as a favorable alternative to other major currencies. Currency exchange rates by December 31 showed a modest net change versus a year prior, with the USD generally strengthening slightly versus other major currencies. The exception was the Japanese yen, against which the USD weakened.

On a gross of fee basis, relative performance added value via favorable asset allocation and stock selection. Asset allocation added value over the course of the year as we applied some “lessons learned” from last year, including a more measured view of macro-economic risks. Asset allocation was particularly effective via an underweight to the underperforming European region plus favorable geographic allocation in the Asia-Pacific region, where an underweight to the underperforming Hong Kong property companies added value. Additionally, we believe we did a good job of stock picking, which remains a core strength of our investment team. In the U.S., overweight positions in the mall, apartment, and central business district office companies added to relative performance. In the Asia-Pacific region, overweight positions in Australian office companies added to relative performance as did positioning in Hong Kong, which emphasized landlord-oriented business models over those more dependent on residential development activities. In Europe, overweight positions in companies with London West End office exposure added to relative performance.

Top Ten Holdings as of December 31, 2011 (as a percentage of net assets)
Simon Property Group, Inc.	5.6%
Sun Hung Kai Properties Ltd.	3.1%
Boston Properties, Inc.	3.0%
AvalonBay Communities, Inc.	2.9%
Mitsubishi Estate Co., Ltd.	2.9%
Equity Residential	2.8%
Westfield Group	2.7%
ProLogis, Inc.	2.6%
Cheung Kong Holdings Ltd.	2.5%
Unibail	2.5%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Portfolio positioning remains one of emphasizing companies which generate the majority of their income via stable, landlord-oriented cash flows in geographies and property types with favorable supply/demand dynamics. Regions and companies with above-average yield via the dividend and companies that we believe are likely to increase dividend payouts remain important considerations in portfolio stock selection. Geographically, we remain sharply underweight the euro zone, which we expect to fall into recession during the coming year, and are more favorably inclined to the Americas and Asia-Pacific regions. By property type, in the U.S. we remain overweight most notably the mall and apartment sectors and remain underweight the office and shopping center sectors. Within office, we are favorably inclined to companies with central business district exposure in Manhattan and other cities which are cyclically ahead of the pack. These gateway cities tend to be located on the Eastern and Western seaboards.

In Europe, we have a bias to the dominant Western European retail companies not including the U.K., and a preference for office companies in London that focus on the supply-constrained West End submarket. In Asia, we are positively predisposed to the retail sector, which we believe is generally more stable than other major asset classes, such as the office sector. We remain cautious toward Asian residential markets in which governments maintain a “cooling” bias and/or supply is an issue, such as Singapore and China; however, we have become more positive on markets where supply is constrained, government tightening measures are subsiding, and valuations have, in our opinion, become compelling, such as Hong Kong. In Australia, where we have been overweight for two years running, and continue to be overweight, we emphasize the commercial sectors and are cautious on residential, although the recent easing by the Reserve Bank of Australia may marginally improve prospects for residential demand looking forward.

*	ING Groep, NV, the indirect parent of both ING Investments, LLC, the Investment Adviser to the Portfolio and ING Clarion Real Estate Securities, LLC (“Clarion”), the former Sub-Adviser to the Portfolio, agreed to sell Clarion and other affiliated entities to CB Richard Ellis Group, Inc. (the “Transaction”). The completion of the Transaction also resulted in a name change for Clarion to CBRE Clarion Securities LLC (“CBRE Clarion”). On June 14, 2011, the Portfolio’s shareholders approved a new sub-advisory agreement between ING Investments, LLC and CBRE Clarion on the same terms, compensation structure and portfolio management teams as was in place under the Portfolio’s previous sub-advisory agreement with Clarion and was effective upon the close of the Transaction. The Transaction closed on July 1, 2011.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV April 28, 2006		Since Inception of Classes I and S January 3, 2006		Since Inception of Class S2 May 3, 2006
Class ADV	(5.62)%	(4.75)%	(0.53)%		—		—
Class I	(5.15)%	(4.16)%	—		1.82%		—
Class S	(5.30)%	(4.41)%	—		1.57%		—
Class S2	(5.43)%	(4.54)%	—		—		(0.27)%
S&P Developed Property Index	(5.55)%	(5.15)%	(0.80	)%(1)	1.24	%(2)	(0.80	)%(1)

Based on a $10,000 initial investment the graph and table above illustrate the total return of ING Clarion Global Real Estate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales changes and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from May 1, 2006.

(2)	Since Inception performance for the index is shown from January 1, 2006.

PORTFOLIO MANAGERS’ REPORT	ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Information Technology	24.9%
Consumer Discretionary	19.6%
Health Care	17.4%
Financials	10.3%
Industrials	7.7%
Energy	6.9%
Materials	6.1%
Consumer Staples	2.8%
Telecommunications	0.5%
Assets in Excess of Other Liabilities*	3.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING FMRSM Diversified Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Tom Allen, Vice President and Portfolio Manager, of Fidelity Management & Research Company — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (10.95)% compared to the S&P MidCap 400 Index, which returned (1.73)% for the same period.

Portfolio Specifics: The Portfolio’s relatively weak performance was largely the result of unfavorable stock selection, while sector allocation detracted further from relative performance. Overall security and market selection detracted from relative Portfolio performance. From a country perspective, it’s important to note that non-U.S. holdings represented about 80% of the relative underperformance over the review period. U.S. stock holdings detracted from relative performance. Two holdings in particular, Hasbro, Inc. (“Hasbro”) and Corning, Inc. (“Corning”), represented that entire amount of detraction.

Stock selection in the information technology sector detracted, most of which was due to the Portfolio’s position in Longtop Financial Technologies Ltd. (“Longtop”) and Corning. Stock picking within financials also weighed on the Portfolio’s relative return. This area was hampered by ownership of Union Bank of India which reported disappointing earnings and Janus Capital Group, Inc., which has experienced fund outflows and a negative trend in performance fees. Our decision to hold a nearly zero weighting in the utilities sector was harmful to results as it was one of the benchmark’s top performing sectors over the review period, as fearful investors sought more defensive areas of the market. This was not necessarily a top-down decision but instead was a result of the lack of compelling growth opportunities available amongst utilities stocks.

The Portfolio’s position in the Chinese company, Longtop, which turned out to be fraudulently reporting results, detracted from results. This represented nearly a quarter of the cumulative underperformance during the period. The company seemed an unlikely fraud as it did its initial public offering (“IPO”) with well-known and reputable bankers, had a “big-four” auditor, and there existed independent third-party technology research that described their bank software product offering as market-leading. Another noteworthy individual detractor was out-of-benchmark toy company Hasbro, which detracted from relative performance after sustaining a good run in the prior year. We believe that longer term, management’s focus on improving returns on capital by licensing and harvesting the exiting stable of brands versus a more hit-driven culture could sustainably improve the business. Technology holding Corning harmed relative Portfolio performance, as the end markets in panel display technology became more competitive and experienced pricing degradation and margin pressure. Elsewhere, shares of Uranium One, Inc., a Canadian-based uranium producer weighed on return. The stock’s poor performance during the period was caused, at least partly, by the nuclear tragedy in Japan.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
Advance Auto Parts, Inc.	6.6%
Allscripts Healthcare Solutions, Inc.	3.1%
Reinsurance Group of America, Inc.	2.4%
Applied Materials, Inc.	2.2%
Mastercard, Inc.	2.2%
Intuit, Inc.	2.2%
Hasbro, Inc.	1.9%
Vertex Pharmaceuticals, Inc.	1.7%
eBay, Inc.	1.7%
Ross Stores, Inc.	1.7%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In the near-term, we expect that the economy may weaken in 2012 as companies may slow spending due to macro uncertainty. That said, we wouldn’t be surprised if regulators begin to fear a return of slower growth and recommence their quantitative easing (“QE”), which should provide some near-term support. A worsening credit crisis in Europe might also result in QE.

However, long-term, we are cautious on the economy’s growth prospects. We believe that the pace of growth may be slower than expected during the next five years as consumer and corporate spending gives way to an increased focus on saving and balance sheet repair. Since we fear that earnings growth will be less pervasive, we are willing to increase the size of individual holdings higher than we have in the recent past. Thus, when we find opportunities that we believe can deliver relatively stronger growth but are selling at reasonable prices, it probably makes sense to build robust positions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV January 17, 2006		Since Inception of Class I August 15, 2005		Since Inception of Class S2 September 9, 2002
Class ADV	(11.28)%	1.72%	—	2.38%		—		—
Class I	(10.72)%	2.34%	—	—		4.66%		—
Class S	(10.95)%	2.08%	6.83%	—		—		—
Class S2	(11.06)%	1.93%	—	—		—		9.20%
S&P MidCap 400 Index	(1.73)%	3.32%	7.04%	3.51	%(1)	4.63	%(2)	9.06	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMRSM Diversified Mid Cap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from February 1, 2006.

(2)	Since inception performance of the index is shown from August 1, 2005.

(3)	Since inception performance of the index is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL RESOURCES PORTFOLIO

Country Allocation as of December 31, 2011 (as a percentage of net assets)
United States	74.8%
Canada	9.0%
United Kingdom	4.6%
Netherlands	4.5%
Norway	2.5%
France	1.6%
Argentina	0.9%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Global Resources Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Joseph Bassett and John Bailey, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (9.15)% compared to the S&P North American Natural Resources Sector Index, which returned (7.35)% for the same period.

Portfolio Specifics: The majority of underperformance came from security selection within energy. The strongest detractors were the Portfolio’s positions in the integrated oil and gas, and oil and gas storage and transportation industries. Portfolio positions in coal and consumable fuels also hurt returns. Our position in Arch Coal Inc. (“Arch Coal”) and Alpha Natural Resources Inc. (“Alpha Natural Resources”) hindered returns. Coal companies were hurt by the overall decline in commodity prices and fear of decreased demand from China. A decline of natural gas prices hurt coal prices too, since the price of natural gas typically caps off coal prices. Investors also viewed Arch Coal’s acquisition of International Coal Group negatively, which caused further sell-off of the stock. Similarly, investors took a dim view of Alpha Natural Resources’ acquisition of Massey Energy. We continue to hold Arch Coal for its strong cash flows. We believe the company’s fundamentals remain strong and we continue to hold our position based on these factors. We sold Alpha Natural Resources from the Portfolio.

Within integrated oil and gas, having an underweight in ConocoPhillips during the middle of the year — when the shares performed well — was unfavorable for returns. The stock rose due to perceived benefits of a corporate restructuring and an expected divesture, which would lead to share buybacks. We got out of the position in the second half of the year, which was favorable as the stock underperformed the benchmark. An underweight position in El Paso Corp., a storage and transportation company also hurt returns. The Portfolio was underweight the company as we believed the benefits of restructuring were already built into the price. The stock rose when Kinder Morgan acquired by company.

Top Ten Holdings as of December 31, 2011 (as a percentage of net assets)
ExxonMobil Corp.	8.7%
Chevron Corp.	7.1%
Royal Dutch Shell PLC — Class A ADR	4.5%
Halliburton Co.	4.2%
National Oilwell Varco, Inc.	3.9%
EOG Resources, Inc.	3.7%
Schlumberger Ltd.	3.5%
Anadarko Petroleum Corp.	3.2%
Marathon Oil Corp.	3.2%
Murphy Oil Corp.	3.2%
Portfolio holdings are subject to change daily.

On the positive side, stock selection in materials enhanced performance. For the majority of the year for the Portfolio did not own Freeport-McMoRan Copper and Gold Inc., a diversified metals and mining company. This proved favorable as the stock lagged the broader market. The Portfolio did not hold Freeport-McMoRan because of our view on copper at the time. We bought the stock later in the year when we changed our view. Within energy our positions in Royal Dutch Shell PLC and Key Energy Resources Inc. added to results.

Current Strategy and Outlook: We believe demand for oil and gas will continue to expand due to growth in the developing nations. The supply of these resources is constrained and the new sources of supply are costlier. We believe that the indiscriminate sell-off of oil and gas-related stocks has resulted in undervalued companies that have improved business models, stronger customer bases, pronounced competitive advantages and sturdier returns through an economic cycle. We have positioned the Portfolio potentially to benefit from industry trends in more resilient, oil-directed drilling activity onshore and offshore, the globalization of natural gas markets, and broadly, the modernization of drilling equipment.

In the non-energy or basic materials industries, we like exposure to iron ore given the consolidated nature of the market; there are now only three major producers. We are cautious on mining companies in the near-term, however, as we believe fourth-quarter results will be challenged due to declining byproduct credits and increasing operating costs. Furthermore, free cash flow use for acquisitions may be received poorly. We are more conservative in our outlook for copper, as the marginal cost is well below the current price. Longer term, we do like copper and will wait for the right opportunity amid the sell-off. In precious metals, we are generally weighted in line with the benchmark.

*	Effective August 1, 2011, John Bailey was added as a portfolio manager to the Portfolio. Effective December 1, 2011, David Powers was removed as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL RESOURCES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 18, 2006		Since Inception of Class I July 2, 2003		Since Inception of Class S2 September 9, 2002
Class ADV	(9.47)%	3.26%	—	3.13%		—		—
Class I	(8.92)%	3.88%	—	—		13.68%		—
Class S	(9.15)%	3.62%	12.55%	—		—		—
Class S2	(9.24)%	3.47%	—	—		—		13.17%
S&P North American Natural Resources Sector Index	(7.35)%	4.04%	10.99%	4.04	%(1)	13.56	%(2)	13.13	%(3)
S&P 500® Index	2.11%	(0.25)%	2.92%	(0.25	)%(1)	5.14	%(2)	5.54	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Global Resources Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from January 1, 2007.

(2)	Since inception performance of the indices is shown from July 1, 2003.

(3)	Since inception performance of the indices is shown from September 1, 2002.

On April 30, 2007, the Portfolio changed its principal investment strategies. ING Investment Management Co. has managed the Portfolio since January 3, 2006. Prior to this date, a different firm served as portfolio manager.

PORTFOLIO MANAGERS’ REPORT	ING INVESCO VAN KAMPEN GROWTH AND INCOME PORTFOLIO

Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Financials	18.1%
Energy	13.4%
Health Care	12.7%
Consumer Staples	12.1%
Information Technology	11.6%
Consumer Discretionary	9.9%
Industrials	8.4%
Utilities	4.1%
Telecommunications	3.4%
Materials	1.0%
Assets in Excess of Other Liabilities*	5.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Invesco Van Kampen Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by the Van Kampen Equity Income team. Current members jointly and primarily responsible for the day-to-day management the Portfolio are Thomas B. Bastian, CFA and Mary Jayne Maly, CFA, Managing Directors, and James O. Roeder, CFA, Mark Laskin and Sergio Marcheli, Executive Directors, of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (2.16)%, compared to the Russell 1000® Value Index, which returned 0.39%, for the same period.

Portfolio Specifics: The fiscal year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility due to civil unrest in Egypt and Libya and a devastating earthquake and tsunami in Japan. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. received its first ever credit downgrade by Standard and Poor’s. Even with the increased volatility, equity markets, as measured by the Russell 1000® Value Index, ended with a slightly positive return.

Results were mixed among the sectors of the Russell 1000® Value Index, with cyclical industries such as financials, materials and information technology posting negative returns, while defensive sectors such as healthcare and consumer staples fared better, posting double digit positive returns.

A material underweight to the financial sector was the largest relative contributor versus the Russell 1000® Value style-specific benchmark, as financial stocks were the worst performing sector in the benchmark for the period. In general, we focused on lower risk financial companies with stronger balance sheets and less credit risk given the systemic risk in most financial stocks.

Strong stock selection within materials and telecommunications were also drivers of relative performance versus the benchmark for the period.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
General Electric Co.	4.4%
JPMorgan Chase & Co.	4.1%
Marsh & McLennan Cos., Inc.	3.0%
Pfizer, Inc.	2.9%
Anadarko Petroleum Corp.	2.8%
Procter & Gamble Co.	2.6%
Royal Dutch Shell PLC — Class A ADR	2.5%
eBay, Inc.	2.4%
Viacom — Class B	2.2%
Microsoft Corp.	2.2%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Stock selection in the consumer staples was the largest detractor during the review period. Specifically, a holding in a household and products company was the largest detractor within this sector, as this stock is not held in the Russell 1000® Value Index and performed poorly for the year. In addition, stock selection within energy exploration and information technology also negatively impacted relative performance.

Currency forward contracts were used during the reporting period for the sole purpose of hedging currency exposure of the U.S. dollar-denominated American depositary receipts (“ADRs”) in the Portfolio. An ADR is a negotiable security that represents the underlying securities of a non-U.S. company that trades in the U.S. financial markets, priced in U.S. dollars.

Current Strategy and Outlook: Our outlook remains cautiously optimistic. The capital markets continue to react strongly to global macro events. Currently, there is not a lot of differentiation being made in regards to valuation and fundamentals. We believe, as we move into the latter stages of the economic and market cycle, the equity markets will begin to react to valuations and fundamentals. Our process emphasizes getting risk/reward in our favor. We are looking for those opportunities where we believe the company is attractively valued, out-of-favor, under-earning, and experiencing a positive catalyst. If we can identify the catalyst, we believe we will have an opportunity to outperform. As the market moves from one in which valuations are separated from fundamentals to one that rewards stock selection, we believe our process may provide the opportunity to do well.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INVESCO VAN KAMPEN GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV February 22, 2004		Since Inception of Class I April 28, 2006		Since Inception of Class S2 September 9, 2002
Class ADV	(2.55)%	(1.40)%	—	3.37%		—		—
Class I	(1.96)%	(0.81)%	—	—		0.95%		—
Class S	(2.16)%	(1.05)%	4.18%	—		—		—
Class S2	(2.36)%	(1.21)%	—	—		—		6.05%
Russell 1000® Value Index	0.39%	(2.64)%	3.89%	3.24	%(1)	(0.27	)%(2)	5.74	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Invesco Van Kampen Growth and Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from March 1, 2004.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from September 1, 2002.

PORTFOLIO MANAGERS’ REPORT	ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Country Allocation as of December 31, 2011 (as a percentage of net assets)
China	17.3%
Brazil	17.1%
South Korea	11.9%
India	11.3%
South Africa	8.8%
Hong Kong	6.3%
Taiwan	6.1%
Indonesia	4.4%
Mexico	4.1%
Countries between 0.6%–3.1%ˆ	12.5%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 8 countries, which each represents 0.6%–3.1% of net assets.
Portfolio holdings are subject to change daily.

ING JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director; Greg Mattiko, CFA; and Richard Titherington, Managing Director; each a Portfolio Manager of J.P. Morgan Investment Management Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio’s Class S Shares provided a total return of (18.27)% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned (18.42)% for the same period.

Portfolio Specifics: For the year ended December 31, 2011, strong stock selection in Korea and China relative to the MSCI EM IndexSM contributed to Portfolio returns. This was offset by the underperformance of investments in South Africa and Mexico during the year.

Emerging markets performed poorly in 2011 as the valuation multiple of the MSCI EM IndexSM contracted by over 25%, even as company earnings per share grew by over 11% in U.S. dollar terms. Markets de-rated as risks for global growth increased. Domestic inflation also proved stubborn and forced central banks to tighten policy throughout the year, raising concerns about whether they could engineer soft landings.

The Portfolio was buoyed during the period by strong stock selection in the information technology, materials and consumer discretionary sectors. This was partially offset by adverse selection in telecommunications, energy and consumer staples.

A holding in Cielo S.A. (“Cielo”), a Brazilian information technology company, contributed to returns in the quarter. Cielo is one of Brazil’s leading credit card payment processing businesses and benefitted from continued strong demand for payment processing as well as from a regulatory review that will not negatively impact the sector.

A holding in United Spirits Ltd. (“United Spirits”), an Indian consumer staples company, detracted from returns in the year. United Spirits is the largest beverage company in India and the third-largest spirits producer in the world. Despite its strong market position, concerns, such as lower profitability due to higher input costs, mounting debt and restructuring woes related to company’s group Kingfisher Airlines, weighed on the stock’s performance during the year.

Top Ten Holdings as of December 31, 2011 (as a percentage of net assets)
Samsung Electronics Co., Ltd.	5.1%
Vale SA ADR	3.7%
Petroleo Brasileiro SA ADR	3.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3.2%
Cia de Bebidas das Americas ADR	3.1%
CNOOC Ltd.	3.1%
HDFC Bank Ltd. ADR	2.8%
Infosys Technologies Ltd. ADR	2.7%
China Mobile Ltd.	2.6%
Wal-Mart de Mexico SA de CV	2.6%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We are beginning to see evidence that growth is slowing in a market-friendly way, allowing central banks to begin easing, led by Brazil and China. We believe investors will remain skeptical over the coming months, however, as inflation is more persistent in markets like India and Turkey, the cyclical outlook for real estate in China is uncertain and Europe casts a long shadow. As these issues are gradually resolved, we think investors will refocus on attractive valuations with robust earnings growth.

China is perhaps the most controversial topic. It is easy to construct a very bearish top-down view based on over-investment, particularly in real estate. We don’t see the situation as being materially worse than at similar points in the business cycle during the last decade. The government has tightened liquidity and specifically targeted construction, and we recognize the risks of a policy misstep. In our opinion, however, stocks appear to discount a very bearish outcome, and we see growing evidence of a soft landing as growth and inflation moderate.

In Brazil, the economy continues to slow, with expectations for gross domestic product (“GDP”) growth in 2012 to be close to 3%. We anticipate that the central bank will continue to respond with rate cuts, and the government has delivered a fiscal package boosting low-income consumption and the housing sector. Nonetheless, the government has delivered on promises to be fiscally prudent with a stronger-than-expected primary surplus over the last year of 3.3% of GDP. This positive surprise, coupled with currency weakness, has allowed public net debt to fall to just 36.6% of GDP, a level not seen since the mid-1990s.

Our long-term positive assessment of emerging markets remains unchanged. Corporate profitability is strong, with only commodity sectors showing a mild deterioration in return on equity as high prices have prompted rising capital expenditures. We believe emerging markets can carry global growth, but near-term headwinds from deleveraging in the developed world appear inevitable. However, on a positive note, a big reversal in commodity or commodity currency prices appear unlikely in the foreseeable future, given that the developed world is set for a period of prolonged low interest rates. In this environment, we continue to favor domestically oriented businesses, particularly those in the consumer staples and discretionary sectors. This is offset by underweight exposure in the more cyclical energy and materials sectors.

*	Effective March 25, 2011, Ashraf el Ansary was no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING JPMORGAN EMERGINGMARKETS EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV March 23, 2006		Since Inception of Class I December 2, 2005		Since Inception of Class S2 September 9, 2002
Class ADV	(18.53)%	2.26%	—	5.78%		—		—
Class I	(18.05)%	2.89%	—	—		8.18%		—
Class S	(18.27)%	2.62%	12.37%	—		—		—
Class S2	(18.40)%	2.46%	—	—		—		14.29%
MSCI EM IndexSM	(18.42)%	2.40%	13.86%	5.07	%(1)	7.77	%(2)	15.47	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING JPMorgan Emerging Markets Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from April 1, 2006.

(2)	Since inception performance for the index is shown from December 1, 2005.

(3)	Since inception performance for the index is shown from September 1, 2002.

Since April 29, 2005, J.P. Morgan Investment Management Inc. has served as a portfolio manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to this date, a different firm served as portfolio manager.

PORTFOLIO MANAGERS’ REPORT	ING LIQUID ASSETS PORTFOLIO

Investment Type Allocation as of December 31, 2011 (as a percentage of net assets)
Asset Backed Commercial Paper	32.2%
Financial Company Commercial Paper	20.5%
Other Note	11.8%
Treasury Debt	11.0%
Corporate Bonds/Notes	5.6%
Government Agency Debt	5.0%
Other Commercial Paper	5.0%
Other Instrument	4.5%
Government Agency Repurchase Agreement	2.4%
Certificate of Deposit	2.1%
Securities Lending Collateral	0.1%
Liabilities in Excess of Other Assets	(0.2)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Liquid Assets Portfolio (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. LLC — the Sub-Adviser.

Performance*: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of 0.03% compared to the iMoneyNet First Tier Retail Index, which returned 0.01% for the same period.

Portfolio Specifics: Preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still elevated risks in the market remained our primary objectives for the Portfolio throughout the period. Maximizing the yield and return of the Portfolio remained a secondary objective in light of current market conditions, as well as the risks and low absolute level of rates. The Portfolio continued to waive fees in order to maintain a 0.00% net yield as do most of our competitors, given the historically low level of rates on money market securities.

The first quarter of 2011 was highlighted by global events, including protests in the Middle East and Northern Africa, as well as the devastating earthquake in Japan. Gross domestic product (“GDP”) growth and consumer spending in the U.S. continued to confirm that the modest economic recovery remained on track despite numerous headwinds.

Two major themes were the drivers of the markets during the second quarter. First, the contagion risk for the large European banks and sovereigns increased. Second, the debate on increasing the debt ceiling and reducing the ever expanding budget deficits in the U.S. came to the forefront in June. Various economic statistics in the U.S. came in below market expectations throughout the quarter.

Uncertainty and drama increased during the third quarter. First, Standard & Poor’s downgraded US debt to AA+ from AAA. The market focus shifted back to the European credit crisis, which continued to deteriorate. Economic data during the quarter was mostly disappointing and led to increased concerns over a new recession both in the United States and globally. The Federal Open Market Committee (“FOMC”) responded to the deteriorating economic environment by announcing at its August meeting that it would keep the federal funds rate anchored near zero through at least the middle of 2013. This was followed by the announcement of “Operation Twist,” which included the selling of short-term Treasury holdings with the funds reinvested into long-term Treasuries. The deterioration in Europe led to a disruption of and increased concerns over short-term funding for the majority of the European banks which issue short-term debt in the U.S. Many money market investors either reduced exposure to the European bank issuers or shortened their maturities for those issuers as existing positions matured.

Top Ten Holdings as of December 31, 2011 (as a percentage of net assets)
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.090%	4.5%
Treasury Bill, 3.300%, 06/21/12	3.5%
Treasury Bill, 4.800%, 06/07/12	3.4%
Toronto Dominion Holdings USA, 0.980%, 01/03/12	3.4%
Treasury Bill, 5.500%, 06/28/12	3.0%
Standard Chartered Bank, 0.351%, 01/03/12	2.5%
CAFCO LLC, 0.320%, 01/05/12	2.5%
Deutsche Bank AG Repurchase Agreement dated 12/30/11, 0.050%, due 01/03/12	2.4%
Concord Minutemen Capital Co., 0.390%, 02/13/12	2.3%
Old Line Funding LLC, 0.300%, 05/18/12	2.1%

Portfolio holdings are subject to change daily.

The main market focus during the fourth quarter remained squarely on Europe and how the European Union would address deteriorating credit conditions in Greece, Spain, Italy and the other weak sovereign and bank issuers in those countries. Somewhat overlooked was modestly improving economic conditions in the U.S.. The Portfolio followed the strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure. The Portfolio ended the period with a 52-day weighted average maturity (“WAM”), which was longer than the peer average of 41days for the iMoneyNet First Tier Retail category.

The Portfolio reduced its exposure to European banks during the period by not reinvesting maturities, or by direct sales of those issuers which we determined to be of increased risk due to the deteriorating situation in Europe. We increased our exposure to short-term U.S. government securities at a slight yield concession to higher yielding bank debt to further reduce credit risk.

Current Strategy and Outlook: Our current strategy for the Portfolio will be to continue to focus on maintaining an extended WAM posture with limited credit risk. We will look to extend our WAM during any backup in rates to levels that offer enough yield pickup relative to the increased risk. In our view, these backups could be temporary in nature in light of FOMC’s monetary policy. Exposure to European banks is expected to remain low or potentially be reduced further until we see resolution to the European sovereign debt crisis and funding issues.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity to give the Portfolio flexibility to take advantage of any periods of temporary increases in yields.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*	Please see Note 6 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MARSICO GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Consumer Discretionary	37.1%
Information Technology	18.5%
Industrials	12.3%
Materials	8.1%
Energy	7.9%
Health Care	5.5%
Consumer Staples	5.3%
Financials	3.5%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Marsico Growth Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Thomas F. Marsico, Chief Investment Officer, A. Douglas Rao and Coralie Witter, Portfolio Managers of Marsico Capital Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (1.66)% compared to the S&P 500® Index, which returned 2.11% for the same period.

Portfolio Specifics: The Portfolio’s underperformance versus its benchmark index was primarily attributable to the Portfolio’s sector allocations and stock selection within several sectors. From a sector allocation standpoint, the Portfolio was poorly positioned by having few investments in the three strongest-performing sectors of the S&P 500® Index: utilities, consumer staples, and healthcare. The Portfolio’s allocation to the energy sector was also less than the benchmark index’s sector weight. Energy was a relatively strong-performing sector of the benchmark index and the Portfolio was therefore penalized by having few investments in the sector. Moreover, a few of the Portfolio’s holdings within the sector such as Halliburton Co. and National Oilwell Varco, Inc. did not perform well. Several of the Fund’s industrials and information technology holdings struggled. Hutchison Port Holdings Trust and Rockwell Automation, Inc. were under pressure as concerns of potentially weaker global economic growth mounted. In information technology, Chinese Internet television company Youku, Inc. Spon. ADR, enterprise software provider Oracle Corp. (“Oracle”), and semiconductor company Broadcom Corp. (“Broadcom”) each posted losses. Oracle and Broadcom were sold from the Portfolio prior to period-end. Financials holdings Goldman Sachs Group, Inc. and Citigroup, Inc. posted negative returns prior to being sold by the Portfolio. Agilent Technologies, Inc. (“Agilent”), a leading provider of test and measurement products, experienced a significant stock price decline. Agilent was sold by the Portfolio during the period.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
TJX Cos., Inc.	4.6%
Apple, Inc.	3.9%
Starbucks Corp.	3.8%
Visa, Inc.	3.4%
Praxair, Inc.	3.3%
Nike, Inc.	3.3%
McDonald’s Corp.	3.2%
Yum! Brands, Inc.	3.1%
Priceline.com, Inc.	3.0%
Union Pacific Corp.	3.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

There were a few areas of strength during the period. The Portfolio’s performance results were aided by stock selection and an overweight allocation to the consumer discretionary sector. Retailer TJX Cos., Inc. was one of the Portfolio’s strongest performing individual positions. Coffeehouse company Starbucks Corp. and restaurant operator YUM! Brands, Inc. also posted strong returns. Consumer discretionary was a strong-performing sector of the S&P 500® Index during the one-year period, and the Portfolio did well by having a significant portion of its net assets invested in the sector. Financials was the weakest-performing sector of the S&P 500® Index. The Portfolio significantly reduced its allocation to financials companies during the period, as the regulatory environment for the group became considerably more complex. The Portfolio’s limited investments in financials significantly aided performance. Praxair, Inc., a leading industrials gas supplier, posted a strong stock price gain and had a positive effect on performance.

Current Strategy and Outlook: During the period, we undertook a number of steps geared at reducing the Portfolio’s emphasis in economically-sensitive companies. This included paring exposure to areas such as materials and financial stocks. We added a defensive component in the form of companies that we believe have durable franchises with dependable revenue streams that we think may be capable of compounding their earnings growth even in a choppy economic environment. These companies span a variety of industries but share several common factors such as an established global footprint, high quality assets, solid top-line unit growth and an ability to gain market share. As of period-end, the Portfolio’s largest sector allocations included consumer discretionary, information technology, and industrials.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MARSICO GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV August 1, 2003	Since Inception of Class I May 1, 2003	Since Inception of Class S2 September 9, 2002
Class ADV	(2.02)%	0.35%	—	3.10%	—	—
Class I	(1.41)%	0.95%	—	—	6.37%	—
Class S	(1.66)%	0.71%	2.21%	—	—	—
Class S2	(1.79)%	0.56%	—	—	—	6.04%
S&P 500® Index	2.11%	(0.25)%	2.92%	4.98%	5.82%	5.54	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from September 1, 2002.

Since December 13, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the Portfolio. Prior to this date, a different firm served as portfolio manager.

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2011 (as a percentage of net assets)
Common Stock	60.1%
U.S. Treasury Obligations	12.7%
U.S. Government Agency Obligations	12.7%
Corporate Bonds/Notes	9.7%
Collateralized Mortgage Obligations	1.7%
Asset-Backed Securities	0.9%
Foreign Government Bonds	0.3%
Preferred Stock	0.2%
Municipal Bonds	0.1%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING MFS Total Return Portfolio (the “Portfolio”) seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income. The Portfolio is managed by Brooks Taylor, Senior Vice President, Steven R. Gorham, Senior Vice President, William P. Douglas, Vice President, Richard O. Hawkins, CFA, Senior Vice President, Nevin P. Chitkara, Vice President, and Joshua P. Marston, Portfolio Managers, of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of 1.58% compared to the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index, and the Composite Index (60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index), which returned 2.11%, 7.84% and 4.69%, respectively, for the same period.

Portfolio Specifics: Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment. However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as investors more seriously contemplated the possible failure of the euro zone.

Within the equity portion of the Portfolio, an overweight position and stock selection in the financial services sector held back performance relative to the S&P 500® Index. The Portfolio’s holdings of financial services firms Goldman Sachs, Bank of New York Mellon Corp., Metlife, Inc., JPMorgan Chase & Co., and Bank of America Corp. weakened relative performance as all five stocks underperformed the benchmark. Stock selection in the retail, healthcare, and energy sectors also negatively impacted relative performance. There were no individual stocks within either the retailing or healthcare sectors that were among the Portfolio’s top relative detractors for the reporting period. Within the energy sector, holdings of oil and gas exploration and production company Apache Corp., offshore drilling contractor Transocean, Inc., and global integrated energy company Hess Corp. hindered relative performance.

Elsewhere, holdings of toy maker Hasbro, Inc. and global automaker General Motors Corp., as well as not holding strong-performing computer and personal electronics maker Apple, Inc., weighed on relative results. Within the fixed income portion of the Portfolio, a greater exposure to “BBB” rated securities detracted from performance relative to the Barclays Capital U.S. Aggregate Bond Index. The Portfolio’s greater exposure to the banking and finance sectors also hurt relative returns. Bonds in both sectors underperformed over the reporting period as Europe’s mounting sovereign debt crisis put downward pressure on the shares of most financial companies.

Top Ten Holdings as of December 31, 2011 (as a percentage of net assets)
Philip Morris International, Inc.	2.2%
JPMorgan Chase & Co.	1.9%
ExxonMobil Corp.	1.9%
United States Treasury Note/Bond, 4.500%, 08/15/39	1.8%
Lockheed Martin Corp.	1.7%
United States Treasury Note/Bond, 2.125%, 05/31/15	1.6%
Johnson & Johnson	1.5%
United Technologies Corp.	1.4%
AT&T, Inc.	1.3%
Pfizer, Inc.	1.3%

Portfolio holdings are subject to change daily.

Within the equity portion of the Portfolio, stock selection in the industrial goods & services sector benefited relative returns. The Portfolio’s overweight allocation to defense contractor Lockheed Martin Corp. aided relative results as the stock outperformed the S&P 500® Index. A combination of an overweight position and stock selection in the consumer staples sector was another positive factor for relative performance. The Portfolio’s holdings of tobacco company Phillip Morris International, Inc. and alcoholic drink producer Diageo PLC (United Kingdom) were among the top relative contributors as both stocks turned in strong performance over the reporting period.

Elsewhere, the Portfolio’s holdings of pharmaceutical and medical products maker Abbott Laboratories and voice and data communications services company Vodafone Group PLC (United Kingdom) boosted relative performance. Not holding poor-performing financial services firm Citigroup, Inc., global auto maker Ford Motor Co., precious metals company Freeport McMoRan Copper & Gold, Inc., and global investment banking firm Morgan Stanley positively impacted relative performance. The timing of the Portfolio’s ownership in shares of global consulting and outsourcing company Accenture Ltd. also supported relative results. Within the fixed income portion of the Portfolio, bond selection in the finance, agency, and municipal sectors as well as the Portfolio’s positioning in mortgage-backed securities were positive factors for relative performance.

Current Strategy and Outlook: The Portfolio has historically been allocated at approximately 60% equity weighting and 40% fixed income weighting. This is designed to remove the market timing element of portfolio management and allows us to focus on security selection. The equity portion of the Portfolio follows a value-based approach which has historically led to an overweight, relative to the S&P 500® Index, in traditional value sectors such as financial services. However, relative to more value oriented benchmarks we were underweight in this sector. Additionally, we have historically shown a large underweight, relative to the S&P 500® Index, to technology even though we were only slightly underweight relative to the Russell 1000® Value Index at period end. During the fourth quarter, our weighting to consumer staples (mostly within consumer products, food & beverage) and utilities & communications (electric power) decreased driven mainly by the relative underperformance of those sectors. In contrast, we modestly increased our exposure to basic materials (chemicals) and energy (independent) mainly on the relative outperformance of those sectors. Overall, our low volatility approach, crafted with a bottom-up strategy of focusing on companies that we believe have sustainable, durable franchises, significant free cash flows, solid balance sheets and strong management teams trading at inexpensive valuations, aims to provide investors with an attractive alternative to riskier assets.

The fixed income component of the Portfolio continued to emphasize a conservative, high quality approach. We were slightly overweight in investment-grade corporate debt due to broadly supportive fundamentals (solid corporate balance sheets, high levels of cash on those balance sheets and good cash flow generation) and strong investor demand given the low interest rate environment. We were also very slightly overweight in commercial mortgage backed securities which we believe offer good long-term value as spreads have stayed wide. In addition, we were moderately underweight in agencies as they appeared fully valued, both versus their own historical valuation and compared to other sectors. Lastly, we had a small underweight position within international developed debt given the sovereign risk that still exists in many European countries.

*	Effective May 1, 2011, Michael W. Roberge is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MFS UTILITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV August 1, 2003	Since Inception of Class I May 1, 2003	Since Inception of Class S2 September 9, 2002
Class ADV	1.25%	0.87%	—	3.72%	—	—
Class I	1.86%	1.47%	—	—	5.43%	—
Class S	1.58%	1.22%	4.18%	—	—	—
Class S2	1.47%	1.07%	—	—	—	5.06%
S&P 500® Index	2.11%	(0.25)%	2.92%	4.98%	5.82%	5.54	%(1)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	5.61%	5.23%	5.45	%(1)
Composite Index	4.69%	2.84%	4.40%	5.54%	5.89%	5.85	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Total Return Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolios distributions or the redemption of Portfolios shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolios holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from September 1, 2002.

ING MFS UTILITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Utilities	53.8%
Energy	15.4%
Telecommunications	13.5%
Consumer Discretionary	10.3%
Telecommunication Services	3.8%
Assets in Excess of Other Liabilities	3.2%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

ING MFS Utilities Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by a team of investment professionals led by Maura A. Shaughnessy, Senior Vice President and Robert D. Persons, CFA, Vice President, Portfolio Managers, of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class I shares provided a total return of 6.62% compared to the S&P 500® Utilities Index, which returned 19.91% for the same period.

Portfolio Specifics: Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Stock selection in the electric power industry was a primary detractor from performance relative to the S&P 500® Utilities Index. The Portfolio’s holdings of oil and gas refiner and marketer Fortum Oyj (Finland) and electric utility company CEZ A/S (Czech Republic) hurt results as both stocks underperformed the benchmark during the reporting period. Not holding strong-performing power and natural gas distributor Duke Energy Corp., integrated gas and electricity company Dominion Resources, Inc., and electric company Progress Energy, Inc. also held back relative performance.

The Portfolio’s exposure to the wireless communications, telephone services, and cable TV industries, which are not represented in the benchmark, hindered relative performance. Within the wireless communications industry, holdings of wireless communication services providers, Nii Holdings, Inc. and Cellcom Israel Ltd. (Israel), dampened relative results as both stocks turned in weak relative performance for the reporting period. No individual securities within the telephone services industry were among the Portfolio’s top relative detractors.

Within the cable TV industry, holdings of poor-performing entertainment and communications services provider Virgin Media, Inc. hindered relative results.

Elsewhere, the Portfolio’s holdings of oil and natural gas exploration and production company QEP Resources, Inc., and the timing of our ownership in shares of natural gas company ONEOK Partners L.P., held back relative performance.

During the reporting period, the Portfolio’s currency exposure was another detractor from relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Top Ten Holdings as of December 31, 2011 (as a percentage of net assets)
El Paso Corp.	4.3%
Comcast Corp. — Special Class A	3.7%
Williams Cos., Inc.	3.2%
CMS Energy Corp.	3.0%
Public Service Enterprise Group, Inc.	2.8%
Virgin Media, Inc.	2.6%
AES Corp.	2.6%
Edison International	2.4%
Energias de Portugal S.A.	2.2%
CEZ A/S	2.0%

Portfolio holdings are subject to change daily.

The Portfolio’s exposure to the natural gas pipeline industry, which is not represented in the benchmark, boosted relative performance. Holdings of natural gas pipeline companies, El Paso Corp. and Williams Cos., Inc., aided relative returns as both stocks significantly outperformed the benchmark over the reporting period.

Stocks in other sectors that were among the Portfolio’s top relative contributors included cellular telecommunications provider Vivo Participacoes SA (Brazil), integrated energy company EQT Corp., and natural gas company Southern Union Co. The timing of the Portfolio’s ownership in shares of utility companies, Pacific Gas & Electric Co., Exelon Corp., Edison S.p.A., and Entergy Corp., also benefited relative results. An underweight position in energy services holding company Sempra Energy strengthened relative performance as the stock underperformed the benchmark during the reporting period.

Current Strategy and Outlook: The utilities sector underperformed the overall market, as measured by the S&P 500® Index, during the fourth quarter of 2011, but significantly outperformed all other sectors for calendar year 2011. Equity markets were strong during the fourth quarter as investors saw an increase in GDP growth in the U.S. and signs that European leaders were putting a plan in place to become closer fiscally which could help control their sovereign debt issues. From a commodity standpoint, oil traded up from about $80 per barrel at the beginning of the quarter to just under $100 per barrel at the end of the quarter. Natural gas continued to trade down and was under $3/mmBtu as of period end.

From an industry positioning standpoint, we added to natural gas (both pipeline and distribution) while reducing our exposure to telephone services and energy — independent. Within our largest industry, electric power, we have continued to favor integrated businesses versus fully regulated companies. From an investment strategy standpoint, we continued to maintain positions in a diversified group of industries within the utilities sector. This includes traditional electric power as well as telecommunications, natural gas and cable TV companies on a global basis. We believe that our flexible, bottom-up approach in seeking companies with strong growth prospects, ability to generate free cash flow, and attractive valuations is the best way to serve our shareholders over the long-term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MFS UTILITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV July 18, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 2, 2005		Since Inception of Class S2 December 29, 2006
Class ADV	6.04%	4.62%	8.04%		—		—		—
Class I	6.62%	5.24%	—		10.53%		—		—
Class S	6.39%	4.97%	—		—		10.14%		—
Class S2	6.27%	4.80%	—		—		—		4.79%
S&P 500® Utilities Index	19.91%	3.71%	5.33	%(1)	6.90	%(2)	6.90	%(2)	3.71	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Utilities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from August 1, 2006.

(2)	Since inception performance for the index is shown from May 1, 2005.

(3)	Since inception performance for the index is shown from January 1, 2007.

ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of December 31, 2011 (as a percentage of net assets)
United States	41.3%
United Kingdom	29.3%
Switzerland	9.5%
Ireland	4.4%
Sweden	3.6%
France	3.6%
Finland	2.4%
Italy	2.0%
Germany	0.7%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Walter B. Riddell, Peter J. Wright, John S. Goodacre, Christian Derold, Bruno Paulson and Vladimir Demine, Portfolio Managers, of Morgan Stanley Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares, provided a total return of 9.05% compared to the MSCI World IndexSM, which returned (5.54)% for the same period.

Portfolio Specifics: For the most part, 2011 was a classic “cyclicals versus defensives” (or more economically sensitive versus less economically sensitive) year, with nearly all cyclical sectors (particularly materials, financials, industrials, and consumer discretionary) faring poorly over 2011. In terms of defensive sectors, both healthcare and consumer staples outperformed for the year as their fortunes are less sensitive to macro-economic factors, which deteriorated as the euro zone crisis escalated from bank balance sheets to European government balance sheets, to affect credit creation worldwide. One rather surprising exception to the broad story of cyclical weakness was the oil price, partly due to continued political uncertainty in the Middle East, with the result that free cash flows and share prices have remained resilient in the energy sector.

The Fund posted strong absolute and relative performance over the full year. Although underweight allocations to the healthcare and energy sectors detracted from performance for the year, this was more than offset by strong stock selection in and the overweight allocation to consumer staples, and the underweight allocation to financials, one of the weakest performing sectors. The Portfolio’s stock selection in information technology and underweight allocation to materials also added to performance for the year.

Top contributors to performance were British American Tobacco PLC, Philip Morris International, Inc. and Imperial Tobacco Group PLC. The main detractors were Admiral Group PLC, Huabao International Holdings Ltd. and Reckitt Benckiser PLC.

Top Ten Holdings as of December 31, 2011 (as a percentage of net assets)
British American Tobacco PLC	9.4%
Nestle S.A.	9.1%
Reckitt Benckiser PLC	6.1%
Imperial Tobacco Group PLC	5.9%
Philip Morris International, Inc.	5.9%
Dr Pepper Snapple Group, Inc.	4.9%
Procter & Gamble Co.	4.9%
Unilever PLC	4.7%
Accenture PLC	4.4%
Visa, Inc.	4.5%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Even if there is no cataclysm in Europe this year, we believe the world remains a dangerous place to invest. Much of the West is in the grip of massive balance sheet deleveraging; shedding assets, postponing spending decisions and hoarding cash in low-return investments. We know from the Japanese experience just how long a balance sheet recession can persist; the question for governments is how should or can they respond. Do they take the quasi-Keynesian approach adopted by the U.S. and U.K. and hope that foreigners remain holders or buyers of the rapidly expanding supply of government bonds? Or do they take the medicine the Austrian school demands and enforce fiscal discipline and austerity? In our opinion, the former risks sudden bond market or currency collapse, the latter ensures prolonged economic weakness. For now, the better route, in our view, certainly seems the former as the U.S. and British bond markets do not appear to show signs of fragility. The European political elite led by Germany have decided on the second route, so are compounding the balance sheet recession in the private sector with austerity at a government level.

Clients know us for our disciplined focus on finding what we consider high-quality companies — companies that we believe have resilient sources of profit, that can generate high returns on their capital, with managements that invest for the long term — and to find the shares of these companies that are trading below our assessment of fair value. These sorts of companies are in short supply, and just as the highest-quality corporate debt has rerated upwards, we remain convinced that equity markets will likely continue to put high-quality companies on a pedestal.

We remain focused on the “Global Franchise” philosophy of investing. We look for what we believe are high-quality franchises, built on dominant and durable intangible assets, which possess pricing power and low capital intensity. This involves investing in what we believe are well-run companies that we believe capitalize on their intangible assets to compound shareholder wealth at a superior rate over the long term. We follow a disciplined investment process based on fundamental analysis and bottom-up stock selection with sector, industry and stock weights driven by an assessment of each stock’s quality and value characteristics. The end result is a concentrated portfolio aimed at earning attractive absolute returns with less volatility than the broader markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S May 1, 2002	Since Inception of Class S2 September 9, 2002
Class ADV	8.75%	4.17%	4.16%		—	—
Class S	9.05%	4.64%	—		8.24%	—
Class S2	8.92%	4.49%	—		—	9.22%
MSCI World IndexSM	(5.54)%	(2.37)%	(2.37	)%(1)	4.08%	5.89	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Morgan Stanley Global Franchise Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2007.

(2)	Since inception performance of the index is shown from September 1, 2002.

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2011 (as a percentage of net assets)
U.S. Government Agency Obligations	45.7%
Corporate Bonds/Notes	33.2%
U.S. Treasury Obligations	32.2%
Foreign Government Bonds	8.2%
Collateralized Mortgage Obligations	5.7%
Municipal Bonds	4.8%
Asset-Backed Securities	2.9%
Preferred Stock	1.2%
Purchased Options	0.0%
Common Stock	—
Liabilities in Excess of Other Assets*	(33.9)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING PIMCO Total Return Bond Portfolio (the “Portfolio”) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by William H. Gross, CFA, Managing Director, Co-Chief Investment Officer and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of 3.47% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 7.84% for the same period.

Portfolio Specifics: In 2011, the global financial markets consistently made headlines for their persistent volatility resulting from a variety of unpredictable forces on both Main Street and Wall Street. At the start of 2011, most fixed income sectors generated positive returns as global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices and the terrible earthquake and nuclear accidents in Japan. As the first quarter neared its close, a confluence of events prompted a move toward the perceived safety of Treasuries.

With the Federal Reserve’s continued participation in the financial markets, Treasury yields continued to fall in the third quarter as the U.S. debt ceiling debate, S&P’s downgrade of the U.S. long-term credit rating and concern about the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for Treasuries.

Following the Federal Reserve’s announcement of “Operation Twist”, most bonds gained during the fourth quarter, as global financial markets digested improving U.S. economic data and uncertainty surrounding the euro zone sovereign debt crisis. A rebound in U.S. consumption towards the end of the year improved investor risk appetites and helped most fixed income sectors outperform Treasuries.

Top Ten Holdings as of December 31, 2011 (as a percentage of net assets)
Fannie Mae, 4.500%, 01/25/39	13.3%
United States Treasury Note/Bond, 0.500%, 08/15/14	9.2%
United States Treasury Note/Bond, 1.500%, 08/31/18	8.1%
Fannie Mae, 3.500%, 01/25/26	4.1%
United States Treasury Note/Bond, 3.625%, 02/15/21	2.4%
Japan Treasury Bill, 02/06/12	2.3%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	2.2%
United States Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	2.2%
Fannie Mae, 6.000%, 01/15/33	1.9%
Fannie Mae, 4.000%, 02/01/41	1.5%

Portfolio holdings are subject to change daily.

The following strategies were positive for returns: exposure to non-U.S. developed interest rates, particularly core Europe and implemented via interest rate swaps, where rates fell on fears of a global economic slowdown; and exposure to Build America Bonds, as they outperformed like duration Treasuries.

The following strategies were negative or neutral for returns: an overweight to bonds of financial companies, which lagged the broader corporate market amid fears of a slowdown in global growth and uncertainty surrounding contagion related to European sovereign risk; an underweight to longer maturities, implemented via interest rate swaps, as the 2-30 year portion of the yield curve flattened amid a sharp fall in 30-year yields; an underweight to Treasuries entering into the 3rd quarter detracted from performance and had a significant impact on overall performance for the year; and, modest holdings of real return bonds, as breakeven inflation levels versus nominal bonds narrowed over the year.

Current Strategy and Outlook: We believe global growth will fall to a real rate of 1.0 to 1.50 percent over the year ahead. We believe growth faces several hurdles that could impose greater uncertainty and volatility on financial markets. As the European sovereign debt crisis continues to unfold and austerity measures are implemented throughout the region, negative effects will continue to influence growth dynamics in the U.S. and other developed markets. With regard to portfolio strategy we plan to maintain an overweight to duration for as long as we view the risk of a disorderly outcome in Europe to be greater than insignificant. We will seek to have a flattening bias with a concentration in the 7–15 year portion of the yield curve. We believe this strategy offers greater opportunities for price appreciation relative to the short end of the curve, where rates and volatility remain suppressed by policies of the Federal Reserve.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING PIMCO TOTAL RETURN BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and I April 28, 2006		Since Inception of Class S2 September 9, 2002
Class ADV	3.04%	7.16%	—	7.17%		—
Class I	3.68%	7.93%	—	7.88%		—
Class S	3.47%	7.68%	6.33%	—		—
Class S2	3.23%	7.50%	—	—		6.03%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	6.66	%(1)	5.45	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2006.

(2)	Since inception performance of the index is shown from September 1, 2002.

ING PIONEER MID CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Financials	32.0%
Industrials	12.0%
Consumer Discretionary	11.3%
Information Technology	10.1%
Utilities	8.6%
Consumer Staples	7.0%
Energy	6.8%
Health Care	5.4%
Materials	4.5%
Telecommunications	1.1%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Pioneer Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by J. Rodman Wright, Senior Vice President and Lead Portfolio Manager and Timothy Horan, Assistant Portfolio Manager, of Pioneer Investments Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s S Class shares provided a total return of (5.00)% compared to the Russell Midcap® Value Index, which returned (1.38)% for the same period.

Portfolio Specifics: The broader market exhibited increases in both volatility and correlation during 2011, frustrating most stock-pickers, and closed roughly flat on the year. Macro events, rather than fundamentals, tended to dominate stock prices. The year was marked by concerns regarding Greece, European banks, and European sovereign debt and also by concerns regarding the U.S. fiscal deficit, and regulatory and legal uncertainty in the U.S. financials sector. Domestically, most industrials continued to post improving fundamentals, unemployment stabilized and began to tick down, and partisanship dominated Washington, D.C.

Security selection in financials and information technology were the main drivers of fund underperformance in 2011, while a secondary negative came from our underexposure to the utilities sector as investors sought to avoid volatility and capture dividend yield no matter the price. Stock selection in the portfolio’s healthcare and materials sectors outperformed their relative benchmark sectors, as did our sector overweight in healthcare and underweight in financials. Energy, consumer staples, and industrials had a relatively neutral impact on fund performance.

In financials, banks underperformed as low interest rates, muted loan growth, regulatory uncertainty and European financial woes tempered earnings expectations. Comerica, Inc., SunTrust Bank, Northern Trust Corp. and Popular, Inc. all detracted from performance. We added to our bank exposure on weakness given high capital levels, declining credit costs, ample liquidity, signs of loan growth and discounted valuations. On the positive side in the financials sector, Moody’s Corp. outperformed as an amenable capital raising environment drove refinancing and debt issuances.

In technology, software firm, Compuware Corp., detracted from performance as growth decelerated due to sales force integration/execution issues. We continue to hold the position. Juniper Networks, Inc. also detracted from performance as it suffered from a pause in telecom carrier spending. We added to the position on weakness in anticipation of higher carrier spending and new product launches in 2012.

Top Ten Holdings as of December 31, 2011 (as a percentage of net assets)
Ecolab, Inc.	2.1%
CIT Group, Inc.	2.0%
Fluor Corp.	1.9%
Ameriprise Financial, Inc.	1.9%
Republic Services, Inc.	1.8%
Wyndham Worldwide Corp.	1.8%
Compuware Corp.	1.7%
SunTrust Bank	1.8%
Spirit Aerosystems Holdings, Inc.	1.7%
Noble Energy, Inc.	1.7%

Portfolio holdings are subject to change daily.

In healthcare, managed care stocks Humana, Inc. and Aetna, Inc. contributed positive performance. Upward earnings revisions from benign cost inflation and the waning of regulatory concerns drove the outperformance. We have reduced our overweight in managed care given the strong outperformance as the risk/reward was no longer as attractive. We took some profits and reduced our position sizes in keeping with our discipline of removing risk based on valuation.

In the materials sector, packaging company, Temple-Inland, Inc. was sold for a 50% premium. We exited the position on the sale. Conversely, glass bottle manufacturer, Owens-Illinois, Inc. detracted from performance as supply chain execution problems led to an earnings shortfall. We did not have confidence in management’s ability to correct the problem in a timely fashion and exited the stock.

Current Strategy and Outlook: Continued improvements in unemployment and company fundamentals, low inflation, low interest rates, and moderate equity valuations leave us encouraged regarding equity prospects in 2012. In some sectors, such as housing and banking, we see stabilization or slowly improving fundamentals coupled with discounted valuations. We are concerned with the U.S. consumer, but expect an improving employment market to help improve the outlook for this sector. We continue to like industrials, although we expect margins may begin to stabilize due to rising commodity prices (oil), and less cost-cutting going forward. Our biggest concern is economic slowdowns in Europe and Asia, which would prove a drag on the U.S. economy.

Our investment approach emphasizes what we believe are higher quality companies with generally higher returns and margins, attractive balance sheets, market positions, market shares, and managements combined with low valuations, a margin of safety, and a long-term strategy for improving the business, or a controversy or concern that we believe will prove unfounded.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING PIONEER MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV and S2 December 29, 2006		Since Inception of Class I May 2, 2005		Since Inception of Class S April 29, 2005
Class ADV	(5.30)%	(0.64)%	(0.64)%		—		—
Class I	(4.81)%	0.02%	—		3.21%		—
Class S	(5.00)%	(0.21)%	—		—		3.04%
Class S2	(5.18)%	(0.45)%	(0.45)%		—		—
Russell Midcap® Value Index	(1.38)%	0.04%	0.04	%(1)	4.98	%(2)	4.98	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Mid Cap Value Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from January 1, 2007.

(2)	Since inception performance for the index is shown from May 1, 2005.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Consumer Discretionary	18.9%
Information Technology	12.1%
Financials	11.2%
Health Care	10.9%
Industrials	10.2%
Energy	9.2%
Consumer Staples	6.5%
Telecommunications	4.3%
Utilities	2.7%
Materials	1.0%
Assets in Excess of Other Liabilities*	13.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of 2.89%. By comparison, the S&P 500® Index returned 2.11%, the Barclays Capital U.S. Government/Credit Bond Index gained 8.74%, and the composite index (60% S&P 500 Index/40% Barclays Capital U.S. Government/Credit Bond Index) returned 5.05% for the same period.

Portfolio Specifics: The Portfolio recorded positive absolute returns in 2011, though it underperformed its composite index. All asset classes ended in positive territory, with the exception of convertibles.

The Portfolio’s stock allocation outperformed the S&P 500® Index. The bond segment was the best-performing asset class, though it underperformed the Barclays Capital U.S. Government/Credit Bond Index. Our convertibles holdings ended in negative territory but held up better than the relevant index. Our cash allocation remained essentially flat, as yields remain near 0%.

Our allocation to equities decreased slightly during the fourth quarter, as we trimmed positions in the wake of the stock rally. We sold select names in the cyclical sectors that did particularly well and added holdings from defensive sectors that were more attractively valued. Our focus now is on companies with strong cash flows that do not pay dividends and names that we believe are still attractively valued due to lowered investor expectations. A significant portion of our equity position is in covered call options, which provides downside risk protection.

On the sector level, information technology was a major contributor, driven by our positions in IBM and Google, Inc. Stock holdings in consumer staples, including General Mills, Inc. and Philip Morris International, Inc., also boosted results. Financials, on the other hand, hurt absolute performance, particularly in the diversified financials industry. Weak holdings here included JPMorgan Chase & Co. Commercial bank Wells Fargo & Co. also proved detrimental.

We also slightly lowered our exposure to convertibles. Though we still find convertibles appealing in more volatile sectors, securities that fit our investment process are increasingly scarce. By contrast, our fixed-income and cash allocations both increased. In fixed income, we favor leveraged loans, which have a floating rate structure and high position in the capital structure, as well as securities at the lower end of the investment-grade bond category.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
Pfizer, Inc.	3.8%
Thermo Fisher Scientific, Inc.	3.6%
US Bancorp.	3.0%
AT&T, Inc.	2.9%
United Technologies Corp.	2.4%
Danaher Corp.	2.2%
Kohl’s Corp.	2.1%
Walt Disney Co.	2.1%
Cooper Industries PLC	2.1%
General Mills, Inc.	2.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Within the Portfolio, our bond holdings were the best performing asset class during the one-year period; however, our bond holdings lagged their benchmark, the Barclays Capital U.S. Government/Credit Bond Index. The benchmark has a higher percentage of U.S. Treasuries and investment grade bonds, which outperformed leveraged loans and high yield bonds during the year as investors fled to safer products. Relative to the benchmark, the Portfolio has also lower duration which dragged on performance as interest rates fell over the year.

As of December 31, 2011, gross derivatives exposure represents less than 4% of the Portfolio. Derivatives used in the Portfolio are listed options. Options contracts held hedge (reduce) portfolio exposures. In aggregate, the estimated contribution to the total return of the Portfolio coming from the covered call strategy was positive.

Current Strategy and Outlook: While the U.S. economy has demonstrated some resiliency in the past few months, we believe it is possible that both profits and economic growth could slow in the coming year. Obstacles include the European debt crisis and the possibility of a slowdown in China. Nonetheless, we believe that U.S. corporations are well positioned to weather a difficult environment, and that many of the problems revealed by the financial crisis are now much less severe. Recent strength in the equity market has led us to favor other asset classes, as valuations are now less attractive. We continue to focus on sectors with steady cash flows and high recovery rates, such as cable television, energy, and utilities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2003		Since Inception of Class I May 2, 2003		Since Inception of Class S2 September 9, 2002
Class ADV	2.59%	3.06%	—	6.93%		—		—
Class I	3.16%	3.68%	—	—		9.06%		—
Class S	2.89%	3.42%	7.92%	—		—		—
Class S2	2.73%	3.26%	—	—		—		8.44%
S&P 500® Index	2.11%	(0.25)%	2.92%	3.63	%(1)	5.82	%(2)	5.54	%(3)
Barclays Capital U.S. Government/Credit Bond Index	8.74%	6.55%	5.85%	5.37	%(1)	5.18	%(2)	5.53	%(3)
Composite Index	5.05%	2.87%	4.45%	4.64	%(1)	5.88	%(2)	5.90	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from January 1, 2004.

(2)	Since inception performance of the indices is shown from May 1, 2003.

(3)	Since inception performance of the indices is shown from September 1, 2002.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2011 (as a percentage of net assets)
Financials	17.7%
Energy	13.4%
Consumer Discretionary	12.8%
Industrials	12.8%
Consumer Staples	7.7%
Utilities	7.6%
Health Care	7.2%
Information Technology	6.9%
Materials	5.7%
Telecommunications	4.3%
Assets in Excess of Other Liabilities*	3.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks substantial dividend income as well as long-term growth of capital. The Portfolio is managed by Brian C. Rogers, CFA, Chairman, Chief Investment Officer, and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of (0.89)% compared to the S&P 500® Index, which returned 2.11% for the same period.

Portfolio Specifics: Overall, both sector allocation and stock selection detracted from relative returns.

Stock selection in the information technology sector weighed on relative results, particularly our holding of computer Sciences Corp. Computer Sciences Corp. lowered its fiscal 2012 guidance due to concerns about the company’s near-term growth opportunities. The company’s shares have suffered from uncertainty about a UK National Health Service contract as well as soft U.S. government spending.

The consumer discretionary sector also weighed on relative performance, driven by our holding of Whirlpool. Throughout the year, Whirlpool Corp. continued to report disappointing earnings due to weak sales volumes and raw material inflation.

Our overweight position in financials, the weakest performing sector in the index, also detracted from relative returns. However, positive stock selection helped to lessen the negative impact from sector allocation.

At the other end of the spectrum, the utilities sector was the largest contributor to relative performance due to our overweight position in the strongest performing sector as well as stock selection. NiSource, Inc., a regulated electrical and natural gas utility company, reported strong third-quarter earnings driven by its gas transmission and storage segment. The company also appeared positioned to benefit from infrastructure opportunities in the Marcellus and Utica regions.

Top Ten Holdings* as of December 31, 2011 (as a percentage of net assets)
Chevron Corp.	3.0%
General Electric Co.	2.6%
ExxonMobil Corp.	2.4%
JPMorgan Chase & Co.	2.3%
Royal Dutch Shell PLC — Class A ADR	2.0%
American Express Co.	1.9%
AT&T, Inc.	1.9%
Wells Fargo & Co.	1.7%
US Bancorp.	1.5%
Time Warner, Inc.	1.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Stock selection in the materials sector also provided a boost to relative performance, although our overweight position to the sector offset some of the positive impact. Our overweight position to paper and forest products, the only industry in the materials sector to post a positive return, aided relative returns. International Paper Co. continued to benefit from its strong balance sheet and ability to manage costs. The company also appeared positioned to benefit from its recent acquisitions overseas.

Current Strategy and Outlook: While the level of uncertainty remains high, we remain cautiously optimistic. We do not believe the U.S. economy is heading for another recession. Instead, in our opinion, a “growth recession” with low economic growth and high unemployment appears likely. In our view, the increased volatility in the equity market reflects investor concern about issues such as the European sovereign debt crisis and the U.S. budget deficit. We continue to see reasonable odds for a good outcome in Europe and the U.S. We believe high-quality companies with cyclical exposure and attractive dividend yields have traded down to attractive levels. Despite recent years’ volatility, we have not varied our approach.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV January 15, 2004		Since Inception of Class I May 2, 2003		Since Inception of Class S2 September 9, 2002
Class ADV	(1.18)%	(1.48)%	—	3.17%		—		—
Class I	(0.63)%	(0.89)%	—	—		6.19%		—
Class S	(0.89)%	(1.15)%	3.84%	—		—		—
Class S2	(0.93)%	(1.28)%	—	—		—		5.55%
S&P 500® Index	2.11%	(0.25)%	2.92%	3.63	%(1)	5.82	%(2)	5.54	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Equity Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2004.

(2)	Since inception performance of the index is shown from May 1, 2003.

(3)	Since inception performance of the index is shown from September 1, 2002.

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of December 31, 2011 (as a percentage of net assets)
United Kingdom	19.1%
Japan	10.4%
China	9.5%
Brazil	7.5%
Switzerland	6.7%
France	6.2%
Germany	5.4%
United States	4.9%
Canada	4.2%
Countries between 0.3%–3.1%ˆ	24.9%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 20 countries, which each represents 0.3%–3.1% of net assets.
Portfolio holdings are subject to change daily.

ING T. Rowe Price International Stock Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert W. Smith, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio’s Class I shares provided a total return of (12.06)% compared to the MSCI All Country World Index (ex-U.S.) (“MSCI ACWI ex-U.S.”), which returned (13.71)% for the same period.

Portfolio Specifics: The Portfolio outperformed the MSCI ACWI ex-U.S., helped by stock selection and sector positioning.

The information technology sector was a source of outperformance for the Portfolio aided by a solid contribution from Accenture. Accenture is a leading consulting and technology services organization with more than 200,000 employees worldwide. The company consistently posted strong earnings results in 2011 with no noticeable evidence of weakening demand in bookings.

Stock selection, especially chemicals industry holdings, and an underweight position in the materials sector contributed to performance versus the index. Linde AG, a German-based gas and engineering company, has benefitted from strong fundamentals within the European merchant market and limited exposure to southern Europe. The company is also investing heavily in emerging markets, which we believe could shore up its competitive position in a region that is expected to grow much faster than developed markets.

The industrials and business services sector was a challenging place to add value in 2011. The Portfolio’s stocks held up much better than those in the index. While stock selection helped, an overweight position in the sector was detrimental. Rolls-Royce Group PLC was a top contributor in the sector. The company is a leading supplier of jet engines and we believe it is well positioned to continue gaining market share in next generation aircraft that are currently entering service.

Investors rotated into and out of “safer” sectors like healthcare throughout the year. Risk-off ultimately won the tug-of-war and healthcare was one of the top-performing sectors in the index. Healthcare is not a sector where we typically find growth companies that fit our mold. As a result, the Portfolio has been underweight, which had a much larger negative impact on performance than stock selection.

Top Ten Holdings as of December 31, 2011 (as a percentage of net assets)
Itau Unibanco Holding S.A.	2.1%
WPP PLC	2.0%
Royal Dutch Shell PLC — Class B	1.8%
Baidu.com ADR	1.6%
Anheuser-Busch InBev NV	1.6%
Tesco PLC	1.6%
Standard Chartered PLC	1.5%
Samsung Electronics Co., Ltd.	1.5%
Compagnie Financiere Richemont S.A.	1.4%
Petroleo Brasileiro SA ADR	1.3%

Portfolio holdings are subject to change daily.

A general flight to safety throughout most of the year by investors seeking stability buoyed telecommunication services stocks. The Portfolio was hurt by stock selection and an underweight position in the sector. We tend to be very selective within the sector due to a general lack of companies that have the ability to meet our growth requirements.

Current Strategy and Outlook: A number of policy and political issues have clouded the near-term outlook for international stocks, but we remain positive on non-U.S. equity markets over the longer term. World leaders are attempting to use tax, regulatory, fiscal, and monetary policies to solve burdensome government debt problems without driving their economies back into recession. We believe that international stocks will begin a steady recovery when investors perceive a definitive plan of action for resolving the overhanging debt issues in Europe and the U.S.

In developed markets, we favor durable businesses that can generate steady cash flow, such as consumer and industrial companies. Across emerging markets, increasing domestic consumption is a key driver of our strategy, although inflation and rising interest rates have curbed spending to some extent. As long-term investors, our focus is on owning what we believe are high-quality companies with seasoned management teams that display strong underlying fundamentals and generate solid revenue, income, and cash flow growth.

*	Effective January 21, 2011, the Portfolio’s name, Sub-Adviser and principal investment strategies were changed.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV January 20, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 2, 2005
Class ADV	(12.63)%	(3.86)%	(0.30)%		—		—
Class I	(12.06)%	(3.27)%	—		4.26%		—
Class S	(12.34)%	(3.53)%	—		—		4.00%
MSCI ACW Index Ex-U.S.	(13.71)%	(2.92)%	0.35%		4.06%		4.06%
MSCI EAFE® Index	(12.14)%	(4.72)%	(1.13	)%(1)	2.19	%(2)	2.19	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price International Stock Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from February 1, 2006.

(2)	Since inception performance of the index is shown from May 1, 2005.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
ING Artio Foreign Portfolio
Class ADV	$1,000.00	$771.20	1.53%	$6.83	$1,000.00	$1,017.49	1.53%	$7.78
Class I	1,000.00	774.40	0.93	4.16	1,000.00	1,020.52	0.93	4.74
Class S	1,000.00	773.00	1.18	5.27	1,000.00	1,019.26	1.18	6.01
Class S2	1,000.00	772.90	1.33	5.94	1,000.00	1,018.50	1.33	6.77
ING BlackRock Health Sciences Opportunities Portfolio
Class ADV	1,000.00	935.20	1.35	6.58	1,000.00	1,018.40	1.35	6.87
Class I	1,000.00	937.90	0.75	3.66	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	936.20	1.00	4.88	1,000.00	1,020.16	1.00	5.09
ING Clarion Global Real Estate Portfolio
Class ADV	1,000.00	886.70	1.49	7.09	1,000.00	1,017.69	1.49	7.58
Class I	1,000.00	888.40	0.89	4.24	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	887.50	1.14	5.42	1,000.00	1,019.46	1.14	5.80
Class S2	1,000.00	886.50	1.29	6.13	1,000.00	1,018.70	1.29	6.56

*	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
ING FMRSM Diversified Mid Cap Portfolio
Class ADV	$1,000.00	$879.60	1.24%	$5.87	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	882.40	0.64	3.04	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	881.80	0.89	4.22	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	880.60	1.04	4.93	1,000.00	1,019.96	1.04	5.30
ING Global Resources Portfolio
Class ADV	1,000.00	875.40	1.25	5.91	1,000.00	1,018.90	1.25	6.36
Class I	1,000.00	878.00	0.65	3.08	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	877.10	0.90	4.26	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	876.40	1.05	4.97	1,000.00	1,019.91	1.05	5.35
ING Invesco Van Kampen Growth and Income Portfolio
Class ADV	1,000.00	934.70	1.25	6.10	1,000.00	1,018.90	1.25	6.36
Class I	1,000.00	937.50	0.65	3.17	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	936.50	0.90	4.39	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	935.60	1.05	5.12	1,000.00	1,019.91	1.05	5.35
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV	1,000.00	816.10	1.86	8.51	1,000.00	1,015.83	1.86	9.45
Class I	1,000.00	819.10	1.26	5.78	1,000.00	1,018.85	1.26	6.41
Class S	1,000.00	817.60	1.51	6.92	1,000.00	1,017.59	1.51	7.68
Class S2	1,000.00	817.10	1.66	7.60	1,000.00	1,016.84	1.66	8.44
ING Liquid Assets Portfolio
Class I	1,000.00	1,000.30	0.25	1.26	1,000.00	1,023.95	0.25	1.28
Class S	1,000.00	1,000.30	0.26	1.31	1,000.00	1,023.89	0.26	1.33
Class S2	1,000.00	1,000.30	0.26	1.31	1,000.00	1,023.89	0.26	1.33
ING Marsico Growth Portfolio
Class ADV	1,000.00	926.90	1.42	6.90	1,000.00	1,018.05	1.42	7.22
Class I	1,000.00	929.50	0.82	3.99	1,000.00	1,021.07	0.82	4.18
Class S	1,000.00	928.70	1.07	5.20	1,000.00	1,019.81	1.07	5.45
Class S2	1,000.00	927.50	1.22	5.93	1,000.00	1,019.06	1.22	6.21
ING MFS Total Return Portfolio
Class ADV	1,000.00	974.00	1.30	6.47	1,000.00	1,018.65	1.30	6.61
Class I	1,000.00	976.80	0.70	3.49	1,000.00	1,021.68	0.70	3.57
Class S	1,000.00	975.50	0.95	4.73	1,000.00	1,020.42	0.95	4.84
Class S2	1,000.00	975.30	1.10	5.48	1,000.00	1,019.66	1.10	5.60
ING MFS Utilities Portfolio
Class ADV	1,000.00	960.90	1.38	6.82	1,000.00	1,018.25	1.38	7.02
Class I	1,000.00	963.70	0.78	3.86	1,000.00	1,021.27	0.78	3.97
Class S	1,000.00	961.90	1.03	5.09	1,000.00	1,020.01	1.03	5.24
Class S2	1,000.00	961.30	1.18	5.83	1,000.00	1,019.26	1.18	6.01
ING Morgan Stanley Global Franchise Portfolio
Class ADV	1,000.00	970.90	1.57	7.80	1,000.00	1,017.29	1.57	7.98
Class S	1,000.00	972.40	1.22	6.07	1,000.00	1,019.06	1.22	6.21
Class S2	1,000.00	971.80	1.37	6.81	1,000.00	1,018.30	1.37	6.97

*	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
ING PIMCO Total Return Bond Portfolio
Class ADV	$1,000.00	$1,003.40	1.13%	$5.71	$1,000.00	$1,019.51	1.13%	$5.75
Class I	1,000.00	1,006.30	0.57	2.88	1,000.00	1,022.33	0.57	2.91
Class S	1,000.00	1,005.00	0.82	4.14	1,000.00	1,021.07	0.82	4.18
Class S2	1,000.00	1,003.40	0.97	4.90	1,000.00	1,020.32	0.97	4.94
ING Pioneer Mid Cap Value Portfolio
Class ADV	1,000.00	897.10	1.25	5.98	1,000.00	1,018.90	1.25	6.36
Class I	1,000.00	898.70	0.65	3.11	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	898.40	0.90	4.31	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	898.00	1.05	5.02	1,000.00	1,019.91	1.05	5.35
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV	1,000.00	969.30	1.25	6.20	1,000.00	1,018.90	1.25	6.36
Class I	1,000.00	972.00	0.65	3.23	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	970.70	0.90	4.47	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	970.20	1.05	5.21	1,000.00	1,019.91	1.05	5.35
ING T. Rowe Price Equity Income Portfolio
Class ADV	1,000.00	945.30	1.25	6.13	1,000.00	1,018.90	1.25	6.36
Class I	1,000.00	948.60	0.65	3.19	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	946.90	0.90	4.42	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	946.20	1.05	5.15	1,000.00	1,019.91	1.05	5.35
ING T. Rowe Price International Stock Portfolio
Class ADV	1,000.00	836.70	1.41	6.53	1,000.00	1,018.10	1.41	7.17
Class I	1,000.00	839.90	0.81	3.76	1,000.00	1,021.12	0.81	4.13
Class S	1,000.00	838.50	1.06	4.91	1,000.00	1,019.86	1.06	5.40

*	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolios of investments, as indicated, of ING Artio Foreign Portfolio, ING BlackRock Health Sciences Opportunities Portfolio (formerly, ING Wells Fargo Health Care Portfolio), ING Clarion Global Real Estate Portfolio, ING FMRSM Diversified Mid Cap Portfolio, ING Global Resources Portfolio, ING Invesco Van Kampen Growth and Income Portfolio (formerly, ING Van Kampen Growth and Income Portfolio), ING JPMorgan Emerging Markets Equity Portfolio, ING Liquid Assets Portfolio, ING Marsico Growth Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Morgan Stanley Global Franchise Portfolio, ING PIMCO Total Return Bond Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, and ING T. Rowe Price International Stock Portfolio (formerly, ING Marsico International Opportunities Portfolio), each a series of ING Investors Trust, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2012

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Artio Foreign Portfolio	ING BlackRock Health Sciences Opportunities Portfolio	ING Clarion Global Real Estate Portfolio	ING FMRSM Diversified Mid Cap Portfolio
ASSETS:
Investments in securities at value+*	$409,869,883	$195,879,403	$367,811,378	$1,051,403,552
Short-term investments at value***	54,557,540	10,485,220	20,261,768	68,160,330
Cash	9,092	—	—	—
Cash collateral for futures	1,947,701	—	—	—
Foreign currencies at value*****	30,132,919	616,151	—	90,400
Receivables:
Investments securities sold	2,028,017	—	2,192,015	2,644,542
Fund shares sold	211,227	72,217	126,887	225,933
Dividends	692,984	212,099	1,746,121	468,132
Interest	—	—	—	950
Foreign tax reclaim	141,927	31,926	2,395	13,652
Unrealized appreciation on forward foreign currency contracts	133,467	689,249	—	—
Reimbursement due from manager	—	—	30,110	—
Total assets	499,724,757	207,986,265	392,170,674	1,123,007,491
LIABILITIES:
Payable for investment securities purchased	113,506	5,841	1,806,648	34,447
Payable for fund shares redeemed	120,457	331,762	835,819	956,347
Payable for foreign cash collateral for futures*******	18,716	—	—	—
Payable upon receipt of securities loaned	12,858,957	1,503,673	12,752,654	28,059,946
Unrealized depreciation on forward foreign currency contracts	27,226	89,429	—	—
Payable to affiliates	492,101	170,334	322,462	838,949
Payable for trustee fees	—	—	1,885	—
Other accrued expenses and liabilities	—	—	63,889	—
Total liabilities	13,630,963	2,101,039	15,783,357	29,889,689
NET ASSETS	$486,093,794	$205,885,226	$376,387,317	$1,093,117,802
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,078,330,835	$197,854,455	$580,559,572	$1,153,133,872
Undistributed (distributions in excess of) net investment income	2,617,919	1,057,685	1,829,424	(15,120)
Accumulated net realized gain (loss)	(554,881,304)	1,989,393	(282,436,619)	(128,307,306)
Net unrealized appreciation (depreciation)	(39,973,656)	4,983,693	76,434,940	68,306,356
NET ASSETS	$486,093,794	$205,885,226	$376,387,317	$1,093,117,802

+ Including securities loaned at value	$12,184,137	$1,451,364	$12,140,320	$27,251,641
* Cost of investments in securities	$450,034,276	$191,490,350	$291,381,325	$983,096,853
*** Cost of short-term investments	$54,557,540	$10,485,220	$20,261,768	$68,160,330
***** Cost of foreign currencies	$30,161,225	$621,642	$—	$90,165
******* Cost of payable for foreign cash collateral for futures	$18,716	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING Artio Foreign Portfolio	ING BlackRock Health Sciences Opportunities Portfolio		ING Clarion Global Real Estate Portfolio	ING FMRSM Diversified Mid Cap Portfolio
Class ADV:
Net assets	$1,908,221		$50,377	$10,225,019	$53,845,036
Shares authorized	unlimited		unlimited	unlimited	unlimited
Par value	$0.001		$0.001	$0.001	$0.001
Shares outstanding	215,754		4,515	1,163,855	4,048,216
Net asset value and redemption price per share	$8.84		$11.16	$8.79	$13.30

Class I:
Net assets	$31,163,371		$4,351,614	$210,291,943	$75,502,257
Shares authorized	unlimited		unlimited	unlimited	unlimited
Par value	$0.001		$0.001	$0.001	$0.001
Shares outstanding	3,474,285		375,854	23,536,545	5,560,430
Net asset value and redemption price per share	$8.97		$11.58	$8.93	$13.58

Class S:
Net assets	$421,574,596		$201,483,235	$154,055,226	$901,290,633
Shares authorized	unlimited		unlimited	unlimited	unlimited
Par value	$0.001		$0.001	$0.001	$0.001
Shares outstanding	47,516,613		17,544,264	17,324,858	66,786,675
Net asset value and redemption price per share	$8.87		$11.48	$8.89	$13.50

Class S2:
Net assets	$31,447,606	$	n/a	$1,815,129	$62,479,876
Shares authorized	unlimited		n/a	unlimited	unlimited
Par value	$0.001	$	n/a	$0.001	$0.001
Shares outstanding	3,565,641		n/a	203,243	4,653,902
Net asset value and redemption price per share	$8.82	$	n/a	$8.93	$13.43

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Global Resources Portfolio	ING Invesco Van Kampen Growth and Income Portfolio	ING JPMorgan Emerging Markets Equity Portfolio	ING Liquid Assets Portfolio
ASSETS:
Investments in securities at value+*	$884,688,074	$508,678,950	$852,264,062	$—
Short-term investments at value***	22,368,017	29,027,439	54,590,505	—
Short-term investments at amortized cost	—	—	—	1,415,043,212
Cash	664	—	4,895,291	239
Foreign currencies at value*****	188,619	—	1,084,670	—
Receivables:
Investments securities sold	4,122,305	324,349	3,435	—
Fund shares sold	49,901	35,821	266,164	109,249
Dividends	416,543	1,219,777	180,012	776
Interest	—	—	—	1,575,994
Unrealized appreciation on forward foreign currency contracts	—	719,090	—	—
Prepaid expenses	—	—	—	6,456
Total assets	911,834,123	540,005,426	913,284,139	1,416,735,926

LIABILITIES:
Payable for investment securities purchased	4,305,621	115,352	1,460,826	1,719,666
Payable for fund shares redeemed	978,873	1,263,197	1,887,729	920,778
Payable upon receipt of securities loaned	2,010,017	1,071,333	54,590,505	1,242,362
Payable to affiliates	723,299	410,863	1,071,379	340,978
Payable for trustee fees and expenses	419	—	67,645	1,387
Total liabilities	8,018,229	2,860,745	59,078,084	4,225,171
NET ASSETS	$903,815,894	$537,144,681	$854,206,055	$1,412,510,755

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,019,817,289	$521,230,463	$750,965,386	$1,412,422,334
Undistributed (distributions in excess of) net investment income	6,229,502	9,270,803	(14,836)	43
Accumulated net realized gain (loss)	(181,110,530)	(49,995,696)	11,872,458	88,378
Net unrealized appreciation	58,879,633	56,639,111	91,383,047	—
NET ASSETS	$903,815,894	$537,144,681	$854,206,055	$1,412,510,755

+ Including securities loaned at value	$1,959,295	$1,037,816	$52,256,270	$1,214,775
* Cost of investments in securities	$825,809,877	$452,758,929	$760,807,159	$—
*** Cost of short-term investments	$22,368,017	$29,027,439	$54,590,505	$—
***** Cost of foreign currencies	$187,305	$—	$1,140,325	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING Global Resources Portfolio	ING Invesco Van Kampen Growth and Income Portfolio	ING JPMorgan Emerging Markets Equity Portfolio	ING Liquid Assets Portfolio

Class ADV:
Net assets	$121,833,416	$9,098,910	$29,692,278	$	n/a
Shares authorized	unlimited	unlimited	unlimited		n/a
Par value	$0.001	$0.001	$0.001	$	n/a
Shares outstanding	6,442,218	436,963	1,698,280		n/a
Net asset value and redemption price per share	$18.91	$20.82	$17.48	$	n/a

Class I:
Net assets	$37,839,431	$8,678,655	$227,941,709		$111,087,745
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$0.001	$0.001	$0.001		$0.001
Shares outstanding	1,931,614	415,159	12,658,625		111,073,498
Net asset value and redemption price per share	$19.59	$20.90	$18.01		$1.00

Class S:
Net assets	$719,212,658	$474,352,274	$570,995,486		$1,072,085,804
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$0.001	$0.001	$0.001		$0.001
Shares outstanding	37,011,967	22,611,676	31,805,668		1,071,903,524
Net asset value and redemption price per share	$19.43	$20.98	$17.95		$1.00

Class S2:
Net assets	$24,930,389	$45,014,842	$25,576,582		$229,337,206
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$0.001	$0.001	$0.001		$0.001
Shares outstanding	1,291,999	2,158,594	1,435,880		229,334,636
Net asset value and redemption price per share	$19.30	$20.85	$17.81		$1.00

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Marsico Growth Portfolio	ING MFS Total Return Portfolio	ING MFS Utilities Portfolio	ING Morgan Stanley Global Franchise Portfolio
ASSETS:
Investments in securities at value+*	$623,833,764	$860,637,712	$563,862,088	$394,936,790
Short-term investments at value***	28,338,083	2,745,866	—	4,947,440
Cash	—	11,767,285	18,432,859	12,456,958
Foreign currencies at value*****	—	—	300,213	—
Receivables:
Investments securities sold	720,399	83,428	3,172,935	—
Fund shares sold	135,035	4,231	576,589	184,080
Dividends	501,098	1,136,181	1,377,979	587,620
Interest	—	2,558,728	107,340	—
Foreign tax reclaim	36,125	74,809	142,786	283,125
Unrealized appreciation on forward foreign currency contracts	—	—	2,374,714	—
Total assets	653,564,504	879,008,240	590,347,503	413,396,013

LIABILITIES:
Payable for investment securities purchased	12,294,236	54,796	6,753,422	—
Payable for fund shares redeemed	1,338,345	391,545	20,861	6,947
Payable upon receipt of securities loaned	4,545,557	2,745,866	—	4,947,440
Securities sold shortˆˆ	—	—	216,405	—
Unrealized depreciation on forward foreign currency contracts	—	—	291,488	—
Payable to affiliates	553,899	688,988	464,037	429,099
Payable for trustee fees	—	—	2,910	—
Other accrued expenses and liabilities	—	—	96,908	—
Total liabilities	18,732,037	3,881,195	7,846,031	5,383,486
NET ASSETS	$634,832,467	$875,127,045	$582,501,472	$408,012,527

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$707,783,322	$954,936,974	$618,329,023	$325,512,399
Undistributed net investment income	2,720,706	21,270,585	2,489,625	7,332,537
Accumulated net realized gain (loss)	(169,613,204)	(192,275,747)	(104,606,074)	20,139,311
Net unrealized appreciation	93,941,643	91,195,233	66,288,898	55,028,280
NET ASSETS	$634,832,467	$875,127,045	$582,501,472	$408,012,527

+ Including securities loaned at value	$4,452,375	$2,678,516	$—	$4,847,094
* Cost of investments in securities	$529,892,953	$769,435,099	$499,639,255	$339,895,029
*** Cost of short-term investments	$28,338,083	$2,745,866	$—	$4,947,440
***** Cost of foreign currencies	$—	$—	$299,759	$—
ˆˆ Proceeds from short sales	$—	$—	$225,818	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING Marsico Growth Portfolio	ING MFS Total Return Portfolio	ING MFS Utilities Portfolio	ING Morgan Stanley Global Franchise Portfolio
Class ADV:
Net assets	$4,073,482	$5,176,965	$18,817,074		$9,740,343
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$0.001	$0.001	$0.001		$0.001
Shares outstanding	244,659	350,633	1,388,975		656,391
Net asset value and redemption price per share	$16.65	$14.76	$13.55		$14.84

Class I:
Net assets	$147,444,487	$108,731,424	$4,636,348	$	n/a
Shares authorized	unlimited	unlimited	unlimited		n/a
Par value	$0.001	$0.001	$0.001	$	n/a
Shares outstanding	8,689,385	7,315,188	338,129		n/a
Net asset value and redemption price per share	$16.97	$14.86	$13.71	$	n/a

Class S:
Net assets	$466,895,766	$729,714,707	$558,900,042		$339,475,403
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$0.001	$0.001	$0.001		$0.001
Shares outstanding	27,792,686	49,089,734	40,900,598		22,359,126
Net asset value and redemption price per share	$16.80	$14.86	$13.66		$15.18

Class S2:
Net assets	$16,418,732	$31,503,949	$148,008		$58,796,781
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$0.001	$0.001	$0.001		$0.001
Shares outstanding	984,351	2,138,820	10,777		3,894,651
Net asset value and redemption price per share	$16.68	$14.73	$13.73		$15.10

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING PIMCO Total Return Bond Portfolio	ING Pioneer Mid Cap Value Portfolio	ING T. Rowe Price Capital Appreciation Portfolio	ING T. Rowe Price Equity Income Portfolio
ASSETS:
Investments in securities at value+*	$4,523,866,696	$638,959,014	$3,358,384,045	$1,344,747,888
Short-term investments at value***	34,610,723	8,036,190	522,829,503	79,059,350
Short-term investments at amortized cost	38,953,493	—	—	—
Cash	7,664,994	—	18,949,544	1,942,225
Foreign currencies at value*****	1,923,707	—	—	—
Receivables:
Investments securities sold	12,234,626	—	589,158,562	188,441
Investment securities sold on a delayed-delivery or when-issued basis	499,042,570	—	—	—
Fund shares sold	416,943	295,697	1,961,371	475,160
Dividends	51,420	1,480,149	3,750,707	2,861,516
Interest	29,668,405	—	5,932,646	16
Foreign tax reclaim	4,861	—	35,699	—
Unrealized appreciation on forward foreign currency contracts	17,699,215	—	—	—
Upfront payments paid on OTC swap agreements	12,082,656	—	—	—
Unrealized appreciation on OTC swap agreements	25,065,824	—	—	—
Variation margin receivable on centrally cleared swaps	201,679	—	—	—
Total assets	5,203,487,812	648,771,050	4,501,002,077	1,429,274,596

LIABILITIES:
Payable for investment securities purchased	63,664	406,872	616,658,423	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	1,300,369,154	—	—	—
Payable for fund shares redeemed	8,930,989	1,040,720	1,842,455	2,054,825
Payable upon receipt of securities loaned	15,831,825	—	12,836,601	27,877,979
Sales commitmentsˆˆˆ	421,057,514	—	—	—
Unrealized depreciation on forward foreign currency contracts	9,183,394	—	—	—
Upfront payments received on OTC swap agreements	4,297,618	—	—	—
Unrealized depreciation on OTC swap agreements	10,897,179	—	—	—
Variation margin payable on centrally cleared swaps	101,861	—	—	—
Payable to affiliates	2,292,608	453,425	2,860,436	1,011,164
Payable for derivatives collateral (Note 2)	49,084,000	—	—	—
Other accrued expenses and liabilities	—	—	—	15,550
Written options, at fair valueˆ	3,055,078	—	6,290,952	—
Total liabilities	1,825,164,884	1,901,017	640,488,867	30,959,518
NET ASSETS	$3,378,322,928	$646,870,033	$3,860,513,210	$1,398,315,078

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,211,655,920	$811,807,273	$3,499,071,619	$1,426,810,047
Undistributed net investment income	113,768,676	799,192	10,435,655	3,323,569
Accumulated net realized gain (loss)	(87,358,580)	(167,065,982)	109,675,839	(105,214,258)
Net unrealized appreciation	140,256,912	1,329,550	241,330,097	73,395,720
NET ASSETS	$3,378,322,928	$646,870,033	$3,860,513,210	$1,398,315,078

+ Including securities loaned at value	$15,327,226	$—	$12,569,094	$27,216,281
* Cost of investments in securities	$4,419,742,907	$637,629,465	$3,122,019,532	$1,271,348,829
*** Cost of short-term investments	$34,605,000	$8,036,190	$522,829,503	$79,059,350
***** Cost of foreign currencies	$1,932,378	$—	$—	$—
ˆ Premiums received on written options	$13,224,367	$—	$11,259,506	$—
ˆˆˆ Proceeds from sales commitments	$419,787,327	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING PIMCO Total Return Bond Portfolio	ING Pioneer Mid Cap Value Portfolio	ING T. Rowe Price Capital Appreciation Portfolio	ING T. Rowe Price Equity Income Portfolio
Class ADV:
Net assets	$118,285,808	$3,778,424	$131,571,121	$36,347,723
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,531,911	373,696	5,859,233	3,205,987
Net asset value and redemption price per share	$11.23	$10.11	$22.46	$11.34

Class I:
Net assets	$310,819,873	$160,877,330	$436,806,025	$353,763,965
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	26,780,441	15,644,824	19,101,189	30,956,856
Net asset value and redemption price per share	$11.61	$10.28	$22.87	$11.43

Class S:
Net assets	$2,883,352,443	$482,167,912	$3,214,570,872	$925,797,017
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	248,419,350	46,886,698	140,438,512	80,893,888
Net asset value and redemption price per share	$11.61	$10.28	$22.89	$11.44

Class S2:
Net assets	$65,864,804	$46,367	$77,565,192	$82,406,373
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,705,882	4,478	3,402,009	7,249,971
Net asset value and redemption price per share	$11.54	$10.36	$22.80	$11.37

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

ING T. Rowe Price International Stock Portfolio
ASSETS:
Investments in securities at value+*	$210,637,689
Short-term investments at value***	8,784,221
Cash	738,773
Foreign currencies at value*****	659,358
Receivables:
Investments securities sold	186,053
Fund shares sold	109,514
Dividends	263,675
Interest	9
Foreign tax reclaim	110,088
Total assets	221,489,380

LIABILITIES:
Payable for investment securities purchased	285,371
Payable for fund shares redeemed	103,943
Payable upon receipt of securities loaned	7,627,123
Payable to affiliates	153,471
Payable for trustee fees	1,067
Other accrued expenses and liabilities	157,051
Total liabilities	8,328,026
NET ASSETS	$213,161,354

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$366,921,430
Undistributed net investment income	748,735
Accumulated net realized loss	(123,708,580)
Net unrealized depreciation	(30,800,231)
NET ASSETS	$213,161,354

+ Including securities loaned at value	$7,330,238
* Cost of investments in securities	$241,396,003
*** Cost of short-term investments	$8,784,221
***** Cost of foreign currencies	$692,472

Class ADV:
Net assets	$4,128,291
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	414,963
Net asset value and redemption price per share	$9.95

Class I:
Net assets	$51,178,079
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,160,903
Net asset value and redemption price per share	$9.92

Class S:
Net assets	$157,854,984
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	15,980,716
Net asset value and redemption price per share	$9.88

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Artio Foreign Portfolio	ING BlackRock Health Sciences Opportunities Portfolio	ING Clarion Global Real Estate Portfolio	ING FMRSM Diversified Mid Cap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,770,600	$2,075,755	$11,330,521	$11,090,844
Interest, net of foreign taxes withheld*	31,575	558	—	88,490
Securities lending income, net	371,317	40,278	306,945	506,750
Total investment income	12,173,492	2,116,591	11,637,466	11,686,084

EXPENSES:
Investment management fees	—	—	3,219,306	—
Unified fees	6,231,683	1,576,649	—	8,072,984
Distribution and service fees:
Class ADV	19,965	130	64,157	355,962
Class S	1,375,400	513,041	439,143	2,686,662
Class S2	204,683	3	10,501	347,702
Transfer agent fees	—	—	1,184	—
Administrative service fees	—	—	407,326	—
Shareholder reporting expense	—	—	72,526	—
Professional fees	91,165	—	33,166	—
Custody and accounting expense	—	—	186,830	—
Miscellaneous expense	—	—	16,604	—
Trustee fees and expenses	35,574	9,704	12,191	60,508
Interest expense	4,089	—	8,964	1,413
Total expenses	7,962,559	2,099,527	4,471,898	11,525,231
Net waived and reimbursed fees	(44,929)	(26)	(334,429)	(140,733)
Brokerage commission recapture	(18,160)	(27,453)	—	—
Net expenses	7,899,470	2,072,048	4,137,469	11,384,498
Net investment income	4,274,022	44,543	7,499,997	301,586

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)ˆ	42,105,782	25,286,963	20,101,094	179,643,576
Foreign currency related transactions	(933,810)	1,012,978	(42,393)	(251,447)
Futures	(3,466,408)	—	—	—
Net realized gain	37,705,564	26,299,941	20,058,701	179,392,129
Net change in unrealized appreciation (depreciation) on:
Investments	(180,011,278)	(20,023,736)	(46,769,113)	(319,248,968)
Foreign currency related transactions	(60,125)	599,498	(7,522)	(19,335)
Futures	131,147	—	—	—
Net change in unrealized appreciation (depreciation)	(179,940,256)	(19,424,238)	(46,776,635)	(319,268,303)
Net realized and unrealized gain (loss)	(142,234,692)	6,875,703	(26,717,934)	(139,876,174)
Increase (decrease) in net assets resulting from operations	$(137,960,670)	$6,920,246	$(19,217,937)	$(139,574,588)

* Foreign taxes withheld	$1,250,300	$22,025	$659,601	$196,534
ˆ Foreign taxes on sale of Indian investments	$—	$11,152	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Global Resources Portfolio	ING Invesco Van Kampen Growth and Income Portfolio	ING JPMorgan Emerging Markets Equity Portfolio	ING Liquid Assets Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$15,577,471	$13,667,403	$22,014,001	$7,973
Interest	—	—	—	3,801,338
Securities lending income, net	109,377	70,146	137,373	2,572
Total investment income	15,686,848	13,737,549	22,151,374	3,811,883

EXPENSES:
Unified fees	6,548,026	3,795,103	12,820,132	3,916,569
Distribution and service fees:
Class ADV	737,479	71,288	232,756	—
Class S	2,126,084	1,307,722	1,705,570	2,800,844
Class S2	143,184	246,015	155,011	1,036,696
Trustee fees and expenses	46,745	27,774	48,731	32,796
Interest expense	1,596	18	35,837	—
Total expenses	9,603,114	5,447,920	14,998,037	7,786,905
Net waived and reimbursed fees	(176,133)	(63,460)	(77,553)	(3,989,589)
Brokerage commission recapture	—	(64,343)	—	—
Net expenses	9,426,981	5,320,117	14,920,484	3,797,316
Net investment income	6,259,867	8,417,432	7,230,890	14,567

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	48,920,087	15,818,532	25,796,739	211,304
Foreign currency related transactions	(2,315)	917,746	(1,038,955)	—
Net realized gain	48,917,772	16,736,278	24,757,784	211,304
Net change in unrealized appreciation (depreciation) on:
Investments	(155,278,769)	(37,446,942)	(244,612,015)	—
Foreign currency related transactions	(1,985)	719,090	(84,000)	—
Net change in unrealized appreciation (depreciation)	(155,280,754)	(36,727,852)	(244,696,015)	—
Net realized and unrealized gain (loss)	(106,362,982)	(19,991,574)	(219,938,231)	211,304
Increase (decrease) in net assets resulting from operations	$(100,103,115)	$(11,574,142)	$(212,707,341)	$225,871

* Foreign taxes withheld	$631,612	$177,587	$1,448,756	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Marsico Growth Portfolio	ING MFS Total Return Portfolio	ING MFS Utilities Portfolio	ING Morgan Stanley Global Franchise Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,104,259	$14,213,666	$23,116,044	$12,313,065
Interest, net of foreign taxes withheld*	—	15,427,511	290,680	110
Securities lending income, net	231,004	35,340	—	143,188
Total investment income	10,335,263	29,676,517	23,406,724	12,456,363

EXPENSES:
Investment management fees	—	—	3,330,664	—
Unified fees	6,070,551	6,625,378	—	3,934,029
Distribution and service fees:
Class ADV	47,533	36,783	92,769	45,156
Class S	1,382,384	1,986,513	1,344,494	852,570
Class S2	89,546	169,401	595	311,429
Transfer agent fees	—	—	632	—
Administrative service fees	—	—	555,104	—
Shareholder reporting expense	—	—	127,474	—
Professional fees	—	—	48,913	—
Custody and accounting expense	—	—	204,278	—
Miscellaneous expense	—	—	21,197	—
Trustee fees and expenses	36,376	45,264	15,943	18,916
Interest expense	2,551	129	2,222	—
Total expenses	7,628,941	8,863,468	5,744,285	5,162,100
Net waived and reimbursed fees	(27,416)	(41,237)	(18,673)	(71,316)
Brokerage commission recapture	—	(14,578)	(39,835)	—
Net expenses	7,601,525	8,807,653	5,685,777	5,090,784
Net investment income	2,733,738	20,868,864	17,720,947	7,365,579

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	104,604,185	28,871,880	34,536,318	30,271,528
Foreign currency related transactions	(1,419)	(1,895)	2,036,784	(28,621)
Net realized gain	104,602,766	28,869,985	36,573,102	30,242,907
Net change in unrealized appreciation (depreciation) on:
Investments	(117,921,367)	(33,228,817)	(22,784,057)	(3,196,138)
Foreign currency related transactions	833	(14,908)	2,075,214	(39,371)
Short sales	—	—	9,413	—
Net change in unrealized appreciation (depreciation)	(117,920,534)	(33,243,725)	(20,699,430)	(3,235,509)
Net realized and unrealized gain (loss)	(13,317,768)	(4,373,740)	15,873,672	27,007,398
Increase (decrease) in net assets resulting from operations	$(10,584,030)	$16,495,124	$33,594,619	$34,372,977

* Foreign taxes withheld	$27,094	$87,212	$1,199,178	$395,654

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING PIMCO Total Return Bond Portfolio	ING Pioneer Mid Cap Value Portfolio	ING T. Rowe Price Capital Appreciation Portfolio	ING T. Rowe Price Equity Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,505,009	$16,408,392	$60,682,551	$40,726,288
Interest, net of foreign taxes withheld*	116,914,808	—	41,134,536	1,245
Securities lending income, net	101,956	10,693	192,329	306,329
Total investment income	120,521,773	16,419,085	102,009,416	41,033,862

EXPENSES:
Unified fees	19,484,818	5,334,659	25,533,876	9,618,198
Distribution and service fees:
Class ADV	711,274	29,035	866,434	249,223
Class S	7,350,132	1,374,772	8,335,871	2,433,444
Class S2	348,182	144	409,850	401,217
Trustee fees and expenses	21,754	40,306	183,437	69,428
Interest expense	8,017	—	—	—
Total expenses	27,924,177	6,778,916	35,329,468	12,771,510
Net waived and reimbursed fees	(357,878)	(5,836)	(255,257)	(131,788)
Brokerage commission recapture	—	(218,253)	(61,410)	(10,018)
Net expenses	27,566,299	6,554,827	35,012,801	12,629,704
Net investment income	92,955,474	9,864,258	66,996,615	28,404,158

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	43,224,673	41,349,309	317,984,920	38,770,294
Foreign currency related transactions	(21,018,602)	—	(2,407)	(131)
Futures	21,001,405	—	—	—
Swaps	(71,660,724)	—	—	—
Written options	(4,045,552)	—	(5,616,128)	—
Net realized gain (loss)	(32,498,800)	41,349,309	312,366,385	38,770,163
Net change in unrealized appreciation (depreciation) on:
Investments	22,534,457	(120,936,077)	(272,872,127)	(77,329,916)
Foreign currency related transactions	981,944	—	(2,970)	(1,399)
Futures	10,026,608	—	—	—
Swaps	2,805,679	—	—	—
Written options	15,123,944	—	7,799,749	—
Sales commitments	(1,270,187)	—	—	—
Unfunded commitments	—	—	(435,690)	—
Net change in unrealized appreciation (depreciation)	50,202,445	(120,936,077)	(265,511,038)	(77,331,315)
Net realized and unrealized gain (loss)	17,703,645	(79,586,768)	46,855,347	(38,561,152)
Increase (decrease) in net assets resulting from operations	$110,659,119	$(69,722,510)	$113,851,962	$(10,156,994)

* Foreign taxes withheld	$3,533	$38,728	$600,948	$323,794

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

ING T. Rowe Price International Stock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,396,568
Interest	161
Securities lending income, net	122,056
Total investment income	5,518,785

EXPENSES:
Investment management fees	1,360,818
Distribution and service fees:
Class ADV	39,828
Class S	472,824
Class S2	2,168
Transfer agent fees	656
Administrative service fees	252,001
Shareholder reporting expense	68,200
Professional fees	41,485
Custody and accounting expense	260,140
Miscellaneous expense	19,005
Trustee fees and expenses	9,141
Interest expense	29,511
Total expenses	2,555,777
Net waived and reimbursed fees	(8,399)
Net expenses	2,547,378
Net investment income	2,971,407

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	37,592,074
Foreign currency related transactions	(619,595)
Net realized gain	36,972,479
Net change in unrealized appreciation (depreciation) on:
Investments	(70,382,367)
Foreign currency related transactions	37,951
Net change in unrealized appreciation (depreciation)	(70,344,416)
Net realized and unrealized loss	(33,371,937)
Decrease in net assets resulting from operations	$(30,400,530)

* Foreign taxes withheld	$408,276

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Artio Foreign Portfolio		ING BlackRock Health Sciences Opportunities Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$4,274,022	$10,335,247	$44,543	$1,164,644
Net realized gain	37,705,564	29,748,424	26,299,941	11,950,984
Net change in unrealized appreciation (depreciation)	(179,940,256)	20,678,368	(19,424,238)	(1,191,888)
Increase (decrease) in net assets resulting from operations	(137,960,670)	60,762,039	6,920,246	11,923,740

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(31,362)	—	(100)	—
Class I	(846,861)	—	(45,950)	—
Class S	(10,139,159)	—	(1,090,103)	—
Class S2	(703,066)	—	—	—
Total distributions	(11,720,448)	—	(1,136,153)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,282,835	98,980,381	62,818,911	23,025,957
Reinvestment of distributions	11,720,448	—	1,136,146	—
	43,003,283	98,980,381	63,955,057	23,025,957
Cost of shares redeemed	(429,857,777)	(203,809,525)	(59,430,884)	(49,428,775)
Net increase (decrease) in net assets resulting from capital share transactions	(386,854,494)	(104,829,144)	4,524,173	(26,402,818)
Net increase (decrease) in net assets	(536,535,612)	(44,067,105)	10,308,266	(14,479,078)

NET ASSETS:
Beginning of year or period	1,022,629,406	1,066,696,511	195,576,960	210,056,038
End of year or period	$486,093,794	$1,022,629,406	$205,885,226	$195,576,960
Undistributed net investment income at end of year	$2,617,919	$11,002,438	$1,057,685	$1,147,470

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Clarion Global Real Estate Portfolio		ING FMRSM Diversified Mid Cap Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$7,499,997	$6,835,787	$301,586	$2,751,079
Net realized gain	20,058,701	16,328,501	179,392,129	94,458,345
Net change in unrealized appreciation (depreciation)	(46,776,635)	35,625,281	(319,268,303)	205,554,622
Increase (decrease) in net assets resulting from operations	(19,217,937)	58,789,569	(139,574,588)	302,764,046

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(329,550)	(127,771)	(91,000)	(10,206)
Class I	(8,007,773)	(18,347,163)	(171,393)	(315,799)
Class S	(6,022,964)	(15,744,535)	(2,105,717)	(1,541,654)
Class S2	(67,565)	(188,882)	(140,382)	(24,088)
Total distributions	(14,427,852)	(34,408,351)	(2,508,492)	(1,891,747)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	69,943,030	43,305,655	99,861,773	156,498,079
Reinvestment of distributions	14,427,852	34,408,351	2,508,492	1,891,747
	84,370,882	77,714,006	102,370,265	158,389,826
Cost of shares redeemed	(92,067,517)	(62,397,111)	(267,631,081)	(178,734,623)
Net increase (decrease) in net assets resulting from capital share transactions	(7,696,635)	15,316,895	(165,260,816)	(20,344,797)
Net increase (decrease) in net assets	(41,342,424)	39,698,113	(307,343,896)	280,527,502

NET ASSETS:
Beginning of year or period	417,729,741	378,031,628	1,400,461,698	1,119,934,196
End of year or period	$376,387,317	$417,729,741	$1,093,117,802	$1,400,461,698
Undistributed (distributions in excess of) net investment income at end of year	$1,829,424	$14,319,853	$(15,120)	$2,453,169

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Resources Portfolio		ING Invesco Van Kampen Growth and Income Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$6,259,867	$5,843,990	$8,417,432	$7,092,211
Net realized gain	48,917,772	50,468,869	16,736,278	31,708,199
Net change in unrealized appreciation (depreciation)	(155,280,754)	119,166,192	(36,727,852)	33,807,238
Increase (decrease) in net assets resulting from operations	(100,103,115)	175,479,051	(11,574,142)	72,607,648

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(864,812)	(96,283)	(123,925)	(12,166)
Class I	(334,756)	(391,456)	(132,295)	(42,757)
Class S	(4,594,682)	(7,775,152)	(6,322,546)	(1,351,434)
Class S2	(116,397)	(227,870)	(525,195)	(125,744)
Total distributions	(5,910,647)	(8,490,761)	(7,103,961)	(1,532,101)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	209,266,379	61,346,947	46,372,446	37,042,713
Reinvestment of distributions	5,910,647	8,490,761	7,103,961	1,532,101
	215,177,026	69,837,708	53,476,407	38,574,814
Cost of shares redeemed	(211,107,601)	(195,615,847)	(137,173,291)	(111,495,870)
Net increase (decrease) in net assets resulting from capital share transactions	4,069,425	(125,778,139)	(83,696,884)	(72,921,056)
Net increase (decrease) in net assets	(101,944,337)	41,210,151	(102,374,987)	(1,845,509)

NET ASSETS:
Beginning of year or period	1,005,760,231	964,550,080	639,519,668	641,365,177
End of year or period	$903,815,894	$1,005,760,231	$537,144,681	$639,519,668
Undistributed net investment income at end of year	$6,229,502	$5,882,597	$9,270,803	$7,094,993

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan Emerging Markets Equity Portfolio		ING Liquid Assets Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

FROM OPERATIONS:
Net investment income	$7,230,890	$2,594,567	$14,567	$84,842
Net realized gain	24,757,784	43,312,772	211,304	292,251
Net change in unrealized appreciation (depreciation)	(244,696,015)	136,993,670	—	—
Increase (decrease) in net assets resulting from operations	(212,707,341)	182,901,009	225,871	377,093

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(308,395)	(58,960)	—	—
Class I	(3,537,382)	(1,704,790)	(14,524)	(85,550)
Class S	(5,792,022)	(3,785,438)	—	—
Class S2	(215,061)	(140,178)	—	—
Net realized gains:
Class ADV	(1,107,987)	(585,045)	—	—
Class I	(10,446,424)	(12,929,047)	(36,431)	(5,014)
Class S	(22,499,651)	(40,780,399)	(316,972)	(49,655)
Class S2	(1,022,795)	(1,878,544)	(61,016)	(5,349)
Total distributions	(44,929,717)	(61,862,401)	(428,943)	(145,568)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	215,332,170	99,931,990	843,033,395	628,460,866
Reinvestment of distributions	44,929,717	61,862,401	428,943	145,568
	260,261,887	161,794,391	843,462,338	628,606,434
Cost of shares redeemed	(235,916,985)	(221,794,336)	(903,556,216)	(1,054,396,885)
Net increase (decrease) in net assets resulting from capital share transactions	24,344,902	(59,999,945)	(60,093,878)	(425,790,451)
Net increase (decrease) in net assets	(233,292,156)	61,038,663	(60,296,950)	(425,558,926)

NET ASSETS:
Beginning of year or period	1,087,498,211	1,026,459,548	1,472,807,705	1,898,366,631
End of year or period	$854,206,055	$1,087,498,211	$1,412,510,755	$1,472,807,705
Undistributed (distributions in excess of) net investment income at end of year	$(14,836)	$9,841,567	$43	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Marsico Growth Portfolio		ING MFS Total Return Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$2,733,738	$2,070,450	$20,868,864	$22,217,163
Net realized gain	104,602,766	57,537,916	28,869,985	13,471,087
Net change in unrealized appreciation (depreciation)	(117,920,534)	79,059,694	(33,243,725)	59,628,091
Increase (decrease) in net assets resulting from operations	(10,584,030)	138,668,060	16,495,124	95,316,341

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2,852)	(15,467)	(117,700)	(13,111)
Class I	(820,810)	(1,381,948)	(3,082,194)	(551,595)
Class S	(1,246,682)	(2,997,442)	(18,921,757)	(3,933,509)
Class S2	(16,963)	(73,088)	(779,681)	(156,131)
Total distributions	(2,087,307)	(4,467,945)	(22,901,332)	(4,654,346)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	72,436,200	90,049,516	27,028,774	37,873,984
Reinvestment of distributions	2,087,307	4,467,945	22,901,332	4,654,346
	74,523,507	94,517,461	49,930,106	42,528,330
Cost of shares redeemed	(251,989,477)	(154,187,540)	(177,452,687)	(193,497,351)
Net decrease in net assets resulting from capital share transactions	(177,465,970)	(59,670,079)	(127,522,581)	(150,969,021)
Net increase (decrease) in net assets	(190,137,307)	74,530,036	(133,928,789)	(60,307,026)

NET ASSETS:
Beginning of year or period	824,969,774	750,439,738	1,009,055,834	1,069,362,860
End of year or period	$634,832,467	$824,969,774	$875,127,045	$1,009,055,834
Undistributed net investment income at end of year	$2,720,706	$2,075,693	$21,270,585	$22,882,856

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MFS Utilities Portfolio		ING Morgan Stanley Global Franchise Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$17,720,947	$15,191,300	$7,365,579	$6,145,812
Net realized gain	36,573,102	68,309	30,242,907	13,336,071
Net change in unrealized appreciation (depreciation)	(20,699,430)	48,418,254	(3,235,509)	25,451,128
Increase in net assets resulting from operations	33,594,619	63,677,863	34,372,977	44,933,011

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(598,574)	(149,035)	(159,907)	(762)
Class I	(171,783)	(131,351)	—	(6)
Class S	(19,223,523)	(12,932,316)	(7,890,976)	(1,246,933)
Class S2	(4,863)	(2,200)	(1,362,655)	(186,281)
Total distributions	(19,998,743)	(13,214,902)	(9,413,538)	(1,433,982)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	94,452,700	38,127,136	73,166,369	62,662,067
Reinvestment of distributions	19,998,743	13,214,902	9,413,538	1,433,982
	114,451,443	51,342,038	82,579,907	64,096,049
Cost of shares redeemed	(72,110,458)	(74,207,500)	(96,600,349)	(49,237,189)
Net increase (decrease) in net assets resulting from capital share transactions	42,340,985	(22,865,462)	(14,020,442)	14,858,860
Net increase in net assets	55,936,861	27,597,499	10,938,997	58,357,889

NET ASSETS:
Beginning of year or period	526,564,611	498,967,112	397,073,530	338,715,641
End of year or period	$582,501,472	$526,564,611	$408,012,527	$397,073,530
Undistributed net investment income at end of year	$2,489,625	$2,730,637	$7,332,537	$9,409,118

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO Total Return Bond Portfolio		ING Pioneer Mid Cap Value Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$92,955,474	$90,572,425	$9,864,258	$7,984,534
Net realized gain (loss)	(32,498,800)	177,452,433	41,349,309	79,529,458
Net change in unrealized appreciation (depreciation)	50,202,445	4,405,876	(120,936,077)	51,068,153
Increase (decrease) in net assets resulting from operations	110,659,119	272,430,734	(69,722,510)	138,582,145

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4,315,820)	(773,973)	(40,398)	(20,956)
Class I	(14,945,667)	(16,321,396)	(2,949,789)	(3,006,025)
Class S	(120,677,898)	(158,143,812)	(6,661,105)	(4,891,933)
Class S2	(2,787,312)	(3,498,739)	(657)	(4)
Net realized gains:
Class ADV	(4,008,354)	(407,030)	—	—
Class I	(13,509,577)	(8,583,456)	—	—
Class S	(116,502,842)	(86,663,534)	—	—
Class S2	(2,795,755)	(1,982,769)	—	—
Total distributions	(279,543,225)	(276,374,709)	(9,651,949)	(7,918,918)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	986,592,754	924,159,542	113,126,543	71,187,437
Reinvestment of distributions	279,543,225	276,374,709	9,651,949	7,918,918
	1,266,135,979	1,200,534,251	122,778,492	79,106,355
Cost of shares redeemed	(1,248,246,328)	(1,052,627,500)	(280,762,907)	(145,827,416)
Net increase (decrease) in net assets resulting from capital share transactions	17,889,651	147,906,751	(157,984,415)	(66,721,061)
Net increase (decrease) in net assets	(150,994,455)	143,962,776	(237,358,874)	63,942,166

NET ASSETS:
Beginning of year or period	3,529,317,383	3,385,354,607	884,228,907	820,286,741
End of year or period	$3,378,322,928	$3,529,317,383	$646,870,033	$884,228,907
Undistributed net investment income at end of year	$113,768,676	$127,788,488	$799,192	$1,510,751

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Capital Appreciation Portfolio		ING T. Rowe Price Equity Income Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$66,996,615	$61,030,735	$28,404,158	$24,661,942
Net realized gain (loss)	312,366,385	301,253,226	38,770,163	(8,914,574)
Net change in unrealized appreciation (depreciation)	(265,511,038)	130,362,572	(77,331,315)	182,440,702
Increase (decrease) in net assets resulting from operations	113,851,962	492,646,533	(10,156,994)	198,188,070

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2,127,147)	(1,120,961)	(632,722)	(359,907)
Class I	(9,393,491)	(7,767,901)	(8,283,032)	(7,869,777)
Class S	(60,881,934)	(52,294,597)	(18,843,238)	(14,666,809)
Class S2	(1,345,421)	(1,209,755)	(1,566,631)	(1,040,339)
Total distributions	(73,747,993)	(62,393,214)	(29,325,623)	(23,936,832)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	402,404,516	426,990,306	170,077,939	228,375,675
Proceeds from shares issued in merger (Note 14)	—	—	43,172,801	—
Reinvestment of distributions	73,747,993	62,393,214	29,325,623	23,936,832
	476,152,509	489,383,520	242,576,363	252,312,507
Cost of shares redeemed	(660,439,672)	(485,188,533)	(316,543,421)	(216,059,622)
Net increase (decrease) in net assets resulting from capital share transactions	(184,287,163)	4,194,987	(73,967,058)	36,252,885
Net increase (decrease) in net assets	(144,183,194)	434,448,306	(113,449,675)	210,504,123

NET ASSETS:
Beginning of year or period	4,004,696,404	3,570,248,098	1,511,764,753	1,301,260,630
End of year or period	$3,860,513,210	$4,004,696,404	$1,398,315,078	$1,511,764,753
Undistributed net investment income at end of year	$10,435,655	$17,286,155	$3,323,569	$4,546,108

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price International Stock Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$2,971,407	$3,766,400
Net realized gain	36,972,479	65,058,576
Net change in unrealized (depreciation)	(70,344,416)	(11,697,458)
Increase (decrease) in net assets resulting from operations	(30,400,530)	57,127,518

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(171,306)	(43,156)
Class I	(2,029,044)	(3,023,830)
Class S	(6,608,852)	(2,938,875)
Class S2	(6,321)	(12)
Total distributions	(8,815,523)	(6,005,873)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,757,408	103,363,341
Reinvestment of distributions	8,815,523	6,005,873
	29,572,931	109,369,214
Cost of shares redeemed	(178,951,602)	(146,774,549)
Net decrease in net assets resulting from capital share transactions	(149,378,671)	(37,405,335)
Net increase (decrease) in net assets	(188,594,724)	13,716,310

NET ASSETS:
Beginning of year or period	401,756,078	388,039,768
End of year or period	$213,161,354	$401,756,078
Undistributed net investment income at end of year	$748,735	$7,094,111

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Artio Foreign Portfolio
Class ADV
12-31-11	11.51	0.03	•	(2.55)	(2.52)	0.15	—	—	0.15	—	8.84	(22.15)	1.68	1.53		1.52		0.27		1,908	64
12-31-10	10.81	0.04		0.66	0.70	—	—	—	—	—	11.51	6.48	1.65	1.50	†	1.49	†	0.45	†	3,730	135
12-31-09	9.18	0.12	•	1.69	1.81	0.18	—	—	0.18	—	10.81	20.12	1.64	1.48	†	1.48	†	1.28	†	1,707	179
12-31-08	18.22	0.21	•	(7.71)	(7.50)	—	1.54	—	1.54	—	9.18	(43.95)	1.62	1.47	†	1.47	†	1.45	†	1,372	138
12-31-07	16.81	0.01		2.66	2.67	0.05	1.21	—	1.26	—	18.22	16.04	1.62	1.47		1.47		0.08		6,491	77
Class I
12-31-11	11.68	0.09	•	(2.57)	(2.48)	0.23	—	—	0.23	—	8.97	(21.63)	0.93	0.93		0.92		0.75		31,163	64
12-31-10	10.90	0.13		0.65	0.78	—	—	—	—	—	11.68	7.16	0.90	0.90	†	0.89	†	1.23	†	319,125	135
12-31-09	9.40	0.21	•	1.67	1.88	0.38	—	—	0.38	—	10.90	20.77	0.89	0.88	†	0.88	†	2.25	†	275,235	179
12-31-08	18.48	0.28	•	(7.82)	(7.54)	—	1.54	—	1.54	—	9.40	(43.53)	0.87	0.87	†	0.87	†	2.03	†	821,760	138
12-31-07	16.94	0.21		2.59	2.80	0.05	1.21	—	1.26	—	18.48	16.74	0.87	0.87		0.87		1.30		1,259,238	77
Class S
12-31-11	11.55	0.08		(2.56)	(2.48)	0.20	—	—	0.20	—	8.87	(21.83)	1.18	1.18		1.17		0.61		421,575	64
12-31-10	10.81	0.11		0.63	0.74	—	—	—	—	—	11.55	6.85	1.15	1.15	†	1.14	†	1.00	†	651,993	135
12-31-09	9.32	0.16		1.67	1.83	0.34	—	—	0.34	—	10.81	20.37	1.14	1.13	†	1.13	†	1.62	†	740,140	179
12-31-08	18.39	0.26		(7.79)	(7.53)	—	1.54	—	1.54	—	9.32	(43.69)	1.12	1.12	†	1.12	†	1.87	†	616,030	138
12-31-07	16.87	0.19	•	2.56	2.75	0.02	1.21	—	1.23	—	18.39	16.47	1.12	1.12		1.12		1.05		1,083,647	77
Class S2
12-31-11	11.49	0.06		(2.54)	(2.48)	0.19	—	—	0.19	—	8.82	(21.97)	1.43	1.33		1.32		0.47		31,448	64
12-31-10	10.76	0.09		0.64	0.73	—	—	—	—	—	11.49	6.78	1.40	1.30	†	1.29	†	0.84	†	47,781	135
12-31-09	9.27	0.14	•	1.66	1.80	0.31	—	—	0.31	—	10.76	20.14	1.39	1.28	†	1.28	†	1.47	†	49,614	179
12-31-08	18.32	0.24		(7.75)	(7.51)	—	1.54	—	1.54	—	9.27	(43.76)	1.37	1.27	†	1.27	†	1.69	†	41,667	138
12-31-07	16.83	0.17		2.53	2.70	—	1.21	—	1.21	—	18.32	16.23	1.37	1.27		1.27		0.96		83,194	77
ING BlackRock Health Sciences Opportunities Portfolio
Class ADV
12-31-11	10.76	(0.01)		0.49	0.48	0.08	—	—	0.08	—	11.16	4.39	1.50	1.35		1.34		(0.01)		50	176
12-31-10	10.13	0.03		0.60	0.63	—	—	—	—	—	10.76	6.22	1.50	1.35	†	1.34	†	0.32	†	1	60
12-31-09	8.47	(0.03)		1.69	1.66	—	—	—	—	—	10.13	19.60	1.51	1.35		1.34		(0.38)		1	56
12-31-08	12.64	(0.07)		(3.48)	(3.55)	—	0.62	—	0.62	—	8.47	(29.14)	1.50	1.35	†	1.34	†	(0.62	)†	1	56
12-31-07	12.17	(0.02)		0.99	0.97	0.04	0.46	—	0.50	—	12.64	8.13	1.50	1.35		1.33		(0.16)		1	81
Class I
12-31-11	11.09	0.03	•	0.54	0.57	0.08	—	—	0.08	—	11.58	5.12	0.75	0.75		0.74		0.26		4,352	176
12-31-10	10.34	0.08	•	0.67	0.75	—	—	—	—	—	11.09	7.25	0.75	0.75	†	0.74	†	0.74	†	4,640	60
12-31-09	8.59	0.01		1.74	1.75	—	—	—	—	—	10.34	20.37	0.76	0.75		0.74		0.17		7,890	56
12-31-08	12.75	0.01		(3.50)	(3.49)	0.05	0.62	—	0.67	—	8.59	(28.49)	0.75	0.75	†	0.74	†	0.11	†	5,626	56
12-31-07	12.20	0.04		1.01	1.05	0.04	0.46	—	0.50	—	12.75	8.78	0.75	0.75		0.73		0.37		4,857	81
Class S
12-31-11	11.01	(0.00	)*	0.53	0.53	0.06	—	—	0.06	—	11.48	4.76	1.00	1.00		0.99		0.02		201,483	176
12-31-10	10.29	0.06		0.66	0.72	—	—	—	—	—	11.01	7.00	1.00	1.00	†	0.99	†	0.57	†	190,935	60
12-31-09	8.57	(0.01)		1.73	1.72	—	—	—	—	—	10.29	20.07	1.01	1.00		0.99		(0.07)		202,164	56
12-31-08	12.72	(0.01)		(3.50)	(3.51)	0.02	0.62	—	0.64	—	8.57	(28.68)	1.00	1.00	†	0.99	†	(0.08	)†	181,234	56
12-31-07	12.17	0.02		1.01	1.03	0.02	0.46	—	0.48	—	12.72	8.56	1.00	1.00		0.98		0.14		219,634	81
ING Clarion Global Real Estate Portfolio
Class ADV
12-31-11	9.64	0.14	•	(0.64)	(0.50)	0.35	—	—	0.35	—	8.79	(5.62)	1.72	1.49		1.49		1.46		10,225	34
12-31-10	9.22	0.13	•	1.15	1.28	0.86	—	—	0.86	—	9.64	15.61	1.73	1.49	†	1.49	†	1.39	†	5,304	56
12-31-09	7.07	0.18		2.10	2.28	0.13	—	—	0.13	—	9.22	32.88	1.76	1.49	†	1.49	†	2.36	†	1	76
12-31-08	12.08	0.19		(5.20)	(5.01)	—	—	—	—	—	7.07	(41.47)	1.72	1.50	†	1.50	†	1.79	†	1	53
12-31-07	13.34	0.07	•	(1.08)	(1.01)	0.20	0.01	0.04	0.25	—	12.08	(7.63)	1.72	1.50		1.50		0.50		1	58

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Clarion Global Real Estate Portfolio (CONTINUED)
Class I
12-31-11	9.75	0.19		(0.65)	(0.46)	0.36	—	—	0.36	—	8.93	(5.15)	0.97	0.89		0.89		1.97		210,292	34
12-31-10	9.26	0.17	•	1.18	1.35	0.86	—	—	0.86	—	9.75	16.33	0.98	0.89	†	0.89	†	1.92	†	222,983	56
12-31-09	7.12	0.23	•	2.11	2.34	0.20	—	—	0.20	—	9.26	33.75	1.01	0.89	†	0.89	†	3.20	†	190,880	76
12-31-08	12.08	0.26	•	(5.22)	(4.96)	—	—	—	—	—	7.12	(41.06)	0.97	0.90	†	0.90	†	2.73	†	272,111	53
12-31-07	13.42	0.22	•	(1.16)	(0.94)	0.35	0.01	0.04	0.40	—	12.08	(7.03)	0.97	0.90		0.90		1.65		141,367	58
Class S
12-31-11	9.70	0.16	•	(0.64)	(0.48)	0.33	—	—	0.33	—	8.89	(5.30)	1.22	1.14		1.14		1.70		154,055	34
12-31-10	9.22	0.15	•	1.17	1.32	0.84	—	—	0.84	—	9.70	16.00	1.23	1.14	†	1.14	†	1.66	†	187,177	56
12-31-09	7.09	0.21		2.10	2.31	0.18	—	—	0.18	—	9.22	33.42	1.26	1.14	†	1.14	†	2.79	†	184,853	76
12-31-08	12.07	0.23	•	(5.21)	(4.98)	—	—	—	—	—	7.09	(41.26)	1.22	1.15	†	1.15	†	2.33	†	144,199	53
12-31-07	13.41	0.17	•	(1.14)	(0.97)	0.32	0.01	0.04	0.37	—	12.07	(7.29)	1.22	1.15		1.15		1.26		151,893	58
Class S2
12-31-11	9.74	0.15	•	(0.64)	(0.49)	0.32	—	—	0.32	—	8.93	(5.43)	1.47	1.29		1.29		1.55		1,815	34
12-31-10	9.26	0.14	•	1.17	1.31	0.83	—	—	0.83	—	9.74	15.77	1.48	1.29	†	1.29	†	1.51	†	2,265	56
12-31-09	7.11	0.18		2.14	2.32	0.17	—	—	0.17	—	9.26	33.26	1.51	1.29	†	1.29	†	2.62	†	2,298	76
12-31-08	12.12	0.21	•	(5.22)	(5.01)	—	—	—	—	—	7.11	(41.34)	1.47	1.30	†	1.30	†	2.02	†	1,695	53
12-31-07	13.45	0.14	•	(1.13)	(0.99)	0.29	0.01	0.04	0.34	—	12.12	(7.39)	1.47	1.30		1.30		1.04		2,736	58
ING FMRSM Diversified Mid Cap Portfolio
Class ADV
12-31-11	15.02	(0.04)		(1.65)	(1.69)	0.03	—	—	0.03	—	13.30	(11.28)	1.39	1.24		1.24		(0.30)		53,845	88
12-31-10	11.75	(0.01)		3.29	3.28	0.01	—	—	0.01	—	15.02	27.89	1.39	1.24	†	1.24	†	(0.11	)†	38,961	34
12-31-09	8.49	0.00	*	3.28	3.28	0.02	—	—	0.02	—	11.75	38.65	1.40	1.24		1.24		0.05		11,364	59
12-31-08	15.09	0.01		(5.64)	(5.63)	0.02	0.95	—	0.97	—	8.49	(39.35)	1.39	1.24	†	1.24	†	0.11	†	6,321	146
12-31-07	13.28	(0.04)		1.92	1.88	0.01	0.06	—	0.07	—	15.09	14.16	1.38	1.23		1.23		(0.22)		9,615	147
Class I
12-31-11	15.24	0.05		(1.68)	(1.63)	0.03	—	—	0.03	—	13.58	(10.72)	0.64	0.64		0.64		0.28		75,502	88
12-31-10	11.89	0.06		3.34	3.40	0.05	—	—	0.05	—	15.24	28.62	0.64	0.64	†	0.64	†	0.48	†	93,325	34
12-31-09	8.57	0.07	•	3.32	3.39	0.07	—	—	0.07	—	11.89	39.61	0.65	0.64		0.64		0.68		74,080	59
12-31-08	15.33	0.11		(5.77)	(5.66)	0.15	0.95	—	1.10	—	8.57	(39.02)	0.64	0.64	†	0.64	†	0.70	†	158,268	146
12-31-07	13.44	0.05	•	1.94	1.99	0.04	0.06	—	0.10	—	15.33	14.81	0.63	0.63		0.63		0.36		345,200	147
Class S
12-31-11	15.19	0.01		(1.67)	(1.66)	0.03	—	—	0.03	—	13.50	(10.95)	0.89	0.89		0.89		0.03		901,291	88
12-31-10	11.85	0.03		3.33	3.36	0.02	—	—	0.02	—	15.19	28.36	0.89	0.89	†	0.89	†	0.23	†	1,196,633	34
12-31-09	8.55	0.04		3.31	3.35	0.05	—	—	0.05	—	11.85	39.18	0.90	0.89		0.89		0.40		984,825	59
12-31-08	15.24	0.06		(5.71)	(5.65)	0.09	0.95	—	1.04	—	8.55	(39.14)	0.89	0.89	†	0.89	†	0.46	†	688,119	146
12-31-07	13.38	0.01		1.93	1.94	0.02	0.06	—	0.08	—	15.24	14.49	0.88	0.88		0.88		0.14		1,140,647	147
Class S2
12-31-11	15.13	(0.02)		(1.65)	(1.67)	0.03	—	—	0.03	—	13.43	(11.06)	1.14	1.04		1.04		(0.12)		62,480	88
12-31-10	11.81	0.01		3.32	3.33	0.01	—	—	0.01	—	15.13	28.17	1.14	1.04	†	1.04	†	0.08	†	71,542	34
12-31-09	8.52	0.02		3.31	3.33	0.04	—	—	0.04	—	11.81	39.05	1.15	1.04		1.04		0.25		49,665	59
12-31-08	15.16	0.04		(5.68)	(5.64)	0.05	0.95	—	1.00	—	8.52	(39.26)	1.14	1.04	†	1.04	†	0.30	†	34,326	146
12-31-07	13.32	(0.01)		1.91	1.90	0.00 *	0.06	—	0.06	—	15.16	14.28	1.13	1.03		1.03		(0.02)		59,534	147
ING Global Resources Portfolio
Class ADV
12-31-11	21.04	0.07	•	(2.04)	(1.97)	0.16	—	—	0.16	—	18.91	(9.47)	1.40	1.25		1.25		0.37		121,833	73
12-31-10	17.55	0.06	•	3.61	3.67	0.18	—	—	0.18	—	21.04	21.26	1.40	1.25	†	1.25	†	0.33	†	20,655	45
12-31-09	12.82	0.09	•	4.65	4.74	0.01	—	—	0.01	—	17.55	36.96	1.41	1.26	†	1.26	†	0.64	†	4,007	77
12-31-08	25.93	0.09	•	(8.99)	(8.90)	0.38	3.83	—	4.21	—	12.82	(41.22)	1.39	1.24	†	1.24	†	0.46	†	1,983	85
12-31-07	21.64	0.30	•	6.51	6.81	0.03	2.49	—	2.52	—	25.93	32.81	1.39	1.24	†	1.24	†	1.26	†	1,880	166

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Resources Portfolio (CONTINUED)
Class I
12-31-11	21.67	0.19	•	(2.10)	(1.91)	0.17	—	—	0.17	—	19.59	(8.92)	0.65	0.65		0.65		0.88		37,839	73
12-31-10	18.00	0.16	•	3.73	3.89	0.22	—	—	0.22	—	21.67	21.96	0.65	0.65	†	0.65	†	0.90	†	46,813	45
12-31-09	13.14	0.19	•	4.76	4.95	0.09	—	—	0.09	—	18.00	37.87	0.66	0.66	†	0.66	†	1.25	†	29,788	77
12-31-08	26.36	0.21	•	(9.18)	(8.97)	0.42	3.83	—	4.25	—	13.14	(40.86)	0.64	0.64	†	0.64	†	0.97	†	23,664	85
12-31-07	21.84	0.32	•	6.72	7.04	0.03	2.49	—	2.52	—	26.36	33.60	0.64	0.64	†	0.64	†	1.32	†	35,734	166
Class S
12-31-11	21.50	0.13	•	(2.08)	(1.95)	0.12	—	—	0.12	—	19.43	(9.15)	0.90	0.90		0.90		0.63		719,213	73
12-31-10	17.86	0.12	•	3.69	3.81	0.17	—	—	0.17	—	21.50	21.64	0.90	0.90	†	0.90	†	0.65	†	907,755	45
12-31-09	13.03	0.15		4.73	4.88	0.05	—	—	0.05	—	17.86	37.51	0.91	0.91	†	0.91	†	1.00	†	902,260	77
12-31-08	26.19	0.16	•	(9.11)	(8.95)	0.38	3.83	—	4.21	—	13.03	(41.00)	0.89	0.89	†	0.89	†	0.74	†	691,845	85
12-31-07	21.74	0.25	•	6.69	6.94	0.00 *	2.49	—	2.49	—	26.19	33.27	0.89	0.89	†	0.89	†	1.07	†	1,039,716	166
Class S2
12-31-11	21.35	0.12		(2.08)	(1.96)	0.09	—	—	0.09	—	19.30	(9.24)	1.15	1.05		1.05		0.48		24,930	73
12-31-10	17.74	0.09	•	3.67	3.76	0.15	—	—	0.15	—	21.35	21.46	1.15	1.05	†	1.05	†	0.51	†	30,537	45
12-31-09	12.93	0.12	•	4.70	4.82	0.01	—	—	0.01	—	17.74	37.26	1.16	1.06	†	1.06	†	0.85	†	28,494	77
12-31-08	26.01	0.12		(9.04)	(8.92)	0.33	3.83	—	4.16	—	12.93	(41.09)	1.14	1.04	†	1.04	†	0.58	†	22,534	85
12-31-07	21.63	0.20		6.67	6.87	—	2.49	—	2.49	—	26.01	33.09	1.14	1.04	†	1.04	†	0.85	†	41,174	166
ING Invesco Van Kampen Growth and Income Portfolio
Class ADV
12-31-11	21.62	0.24	•	(0.78)	(0.54)	0.26	—	—	0.26	—	20.82	(2.55)	1.40	1.25		1.24		1.12		9,099	19
12-31-10	19.33	0.16	•	2.18	2.34	0.05	—	—	0.05	—	21.62	12.14	1.40	1.25	†	1.24	†	0.80	†	7,565	27
12-31-09	15.80	0.17	•	3.55	3.72	0.19	—	—	0.19	—	19.33	23.57	1.41	1.26	†	1.26	†	1.03	†	2,692	52
12-31-08	26.40	0.32	•	(8.51)	(8.19)	0.41	2.00	—	2.41	—	15.80	(32.49)	1.40	1.25		1.25		1.48		1,886	43
12-31-07	27.87	0.32	•	0.43	0.75	0.35	1.87	—	2.22	—	26.40	2.20	1.39	1.24		1.24		1.14		5,264	25
Class I
12-31-11	21.63	0.36	•	(0.77)	(0.41)	0.32	—	—	0.32	—	20.90	(1.96)	0.65	0.65		0.64		1.66		8,679	19
12-31-10	19.23	0.28	•	2.17	2.45	0.05	—	—	0.05	—	21.63	12.78	0.65	0.65	†	0.64	†	1.40	†	20,244	27
12-31-09	15.69	0.27		3.54	3.81	0.27	—	—	0.27	—	19.23	24.30	0.66	0.66	†	0.66	†	1.67	†	16,614	52
12-31-08	26.82	0.45	•	(8.59)	(8.14)	0.99	2.00	—	2.99	—	15.69	(32.08)	0.65	0.65		0.65		2.11		12,953	43
12-31-07	28.24	0.49	•	0.46	0.95	0.50	1.87	—	2.37	—	26.82	2.87	0.64	0.64		0.64		1.72		13,860	25
Class S
12-31-11	21.70	0.31	•	(0.77)	(0.46)	0.26	—	—	0.26	—	20.98	(2.16)	0.90	0.90		0.89		1.43		474,352	19
12-31-10	19.34	0.23	•	2.18	2.41	0.05	—	—	0.05	—	21.70	12.50	0.90	0.90	†	0.89	†	1.16	†	559,031	27
12-31-09	15.78	0.23	•	3.56	3.79	0.23	—	—	0.23	—	19.34	24.02	0.91	0.91	†	0.91	†	1.43	†	570,662	52
12-31-08	26.84	0.45		(8.66)	(8.21)	0.85	2.00	—	2.85	—	15.78	(32.26)	0.90	0.90		0.90		1.86		499,353	43
12-31-07	28.27	0.42	•	0.45	0.87	0.43	1.87	—	2.30	—	26.84	2.59	0.89	0.88		0.88		1.49		857,470	25
Class S2
12-31-11	21.58	0.28	•	(0.78)	(0.50)	0.23	—	—	0.23	—	20.85	(2.36)	1.15	1.05		1.04		1.28		45,015	19
12-31-10	19.26	0.20	•	2.17	2.37	0.05	—	—	0.05	—	21.58	12.34	1.15	1.05	†	1.04	†	1.01	†	52,679	27
12-31-09	15.72	0.21	•	3.53	3.74	0.20	—	—	0.20	—	19.26	23.83	1.16	1.06	†	1.06	†	1.28	†	51,397	52
12-31-08	26.69	0.41		(8.60)	(8.19)	0.78	2.00	—	2.78	—	15.72	(32.36)	1.15	1.05		1.05		1.71		44,674	43
12-31-07	28.13	0.37	•	0.45	0.82	0.39	1.87	—	2.26	—	26.69	2.43	1.14	1.04		1.04		1.32		77,135	25
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-11	22.36	0.06	•	(4.06)	(4.00)	0.19	0.69	—	0.88	—	17.48	(18.53)	2.01	1.86		1.86		0.30		29,692	19
12-31-10	20.00	(0.05)		3.75	3.70	0.12	1.22	—	1.34	—	22.36	19.87	2.01	1.86		1.86		(0.29)		26,579	13
12-31-09	11.80	0.01		8.32	8.33	0.13	—	—	0.13	—	20.00	70.91	2.01	1.86		1.86		0.15		4,140	34
12-31-08	26.43	0.25	•	(13.17)	(12.92)	0.48	1.23	—	1.71	—	11.80	(51.46)	2.00	1.85		1.85		1.27		2,318	14
12-31-07	19.42	(0.00	)*•	7.33	7.33	0.27	0.05	—	0.32	—	26.43	38.02	2.00	1.85		1.85		(0.00	)*	5,040	15

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations					Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING JPMorgan Emerging Markets Equity Portfolio (CONTINUED)
Class I
12-31-11	22.92	0.20	•	(4.19)		(3.99)	0.23		0.69		—	0.92		—	18.01	(18.05)	1.26	1.26		1.26		0.95		227,942	19
12-31-10	20.38	0.09		3.83		3.92	0.16		1.22		—	1.38		—	22.92	20.63	1.26	1.26		1.26		0.46		261,290	13
12-31-09	12.03	0.13	•	8.48		8.61	0.26		—		—	0.26		—	20.38	72.16	1.26	1.26		1.26		0.86		202,720	34
12-31-08	26.85	0.36	•	(13.40)		(13.04)	0.55		1.23		—	1.78		—	12.03	(51.21)	1.25	1.25		1.25		1.86		203,797	14
12-31-07	19.61	0.16	•	7.40		7.56	0.27		0.05		—	0.32		—	26.85	38.86	1.25	1.25		1.25		0.72		333,429	15
Class S
12-31-11	22.85	0.14		(4.17)		(4.03)	0.18		0.69		—	0.87		—	17.95	(18.27)	1.51	1.51		1.51		0.63		570,995	19
12-31-10	20.33	0.06		3.79		3.85	0.11		1.22		—	1.33		—	22.85	20.29	1.51	1.51		1.51		0.22		764,106	13
12-31-09	12.00	0.08	•	8.46		8.54	0.21		—		—	0.21		—	20.33	71.70	1.51	1.51		1.51		0.52		786,256	34
12-31-08	26.79	0.32	•	(13.38)		(13.06)	0.50		1.23		—	1.73		—	12.00	(51.32)	1.50	1.50		1.50		1.61		464,609	14
12-31-07	19.58	0.10	•	7.39		7.49	0.23		0.05		—	0.28		—	26.79	38.53	1.50	1.50		1.50		0.45		974,312	15
Class S2
12-31-11	22.68	0.12		(4.15)		(4.03)	0.15		0.69		—	0.84		—	17.81	(18.40)	1.76	1.66		1.66		0.48		25,577	19
12-31-10	20.19	0.02		3.78		3.80	0.09		1.22		—	1.31		—	22.68	20.15	1.76	1.66		1.66		0.06		35,523	13
12-31-09	11.92	0.06		8.39		8.45	0.18		—		—	0.18		—	20.19	71.27	1.76	1.66		1.66		0.37		33,343	34
12-31-08	26.59	0.30	•	(13.29)		(12.99)	0.45		1.23		—	1.68		—	11.92	(51.37)	1.75	1.65		1.65		1.48		20,682	14
12-31-07	19.45	0.08		7.32		7.40	0.21		0.05		—	0.26		—	26.59	38.29	1.75	1.65		1.65		0.34		47,835	15
ING Liquid Assets Portfolio
Class I
12-31-11	1.00	0.00	*	0.00		0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.04	0.27	0.25		0.25		0.01		111,088	—
12-31-10	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.06	0.27	0.27		0.27		0.06		129,360	—
12-31-09	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.52	0.29	0.29		0.29		0.31		153,190	—
12-31-08	1.00	0.03		0.00	*	0.03	0.03		—		—	0.03		—	1.00	2.70	0.28	0.28		0.28		2.64		204,155	—
12-31-07	1.00	0.05		(0.00	)*	0.05	0.05		—		—	0.05		—	1.00	5.22	0.28	0.28		0.28		5.10		184,187	—
Class S
12-31-11	1.00	0.00	*	0.00		0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.03	0.52	0.26		0.26		0.00	*	1,072,086	—
12-31-10	1.00	(0.00	)*	0.00	*	0.00 *	—		0.00	*	—	0.00	*	—	1.00	0.00	0.52	0.33		0.33		0.00	*	1,157,898	—
12-31-09	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.31	0.54	0.51		0.51		0.10		1,610,786	—
12-31-08	1.00	0.02		0.00	*	0.02	0.02		—		—	0.02		—	1.00	2.44	0.53	0.53		0.53		2.28		2,461,486	—
12-31-07	1.00	0.05		0.00	*	0.05	0.05		—		—	0.05		—	1.00	4.96	0.53	0.53		0.53		4.85		1,136,300	—
Class S2
12-31-11	1.00	0.00	*	0.00		0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.03	0.77	0.26		0.26		0.00	*	229,337	—
12-31-10	1.00	(0.00	)*	0.00	*	0.00 *	—		0.00	*	—	0.00	*	—	1.00	0.00	0.77	0.34		0.34		0.00	*	185,550	—
12-31-09	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.27	0.79	0.55		0.55		0.05		134,392	—
12-31-08	1.00	0.02		0.00	*	0.02	0.02		—		—	0.02		—	1.00	2.29	0.78	0.68		0.68		2.06		171,930	—
12-31-07	1.00	0.05		0.00		0.05	0.05		—		—	0.05		—	1.00	4.80	0.78	0.68		0.68		4.70		55,304	—
ING Marsico Growth Portfolio
Class ADV
12-31-11	17.00	(0.01	)•	(0.33)		(0.34)	0.01		—		—	0.01		—	16.65	(2.02)	1.57	1.42		1.42		(0.07)		4,073	65
12-31-10	14.29	(0.01	)•	2.77		2.76	0.05		—		—	0.05		—	17.00	19.35	1.56	1.41	†	1.41	†	(0.10	)†	8,140	79
12-31-09	11.11	0.02	•	3.16		3.18	0.00	*	—		—	0.00	*	—	14.29	28.63	1.56	1.41	†	1.41	†	0.19	†	4,313	74
12-31-08	18.68	0.04	•	(7.61)		(7.57)	—		—		—	—		—	11.11	(40.52)	1.53	1.38	†	1.38	†	0.24	†	3,818	76
12-31-07	16.42	0.06		2.20		2.26	—		—		—	—		—	18.68	13.76	1.52	1.37		1.37		0.34		14,649	51
Class I
12-31-11	17.29	0.11		(0.35)		(0.24)	0.08		—		—	0.08		—	16.97	(1.41)	0.82	0.82		0.82		0.56		147,444	65
12-31-10	14.51	0.08		2.82		2.90	0.12		—		—	0.12		—	17.29	20.13	0.81	0.81	†	0.81	†	0.47	†	188,224	79
12-31-09	11.36	0.10	•	3.20		3.30	0.15		—		—	0.15		—	14.51	29.30	0.81	0.81	†	0.81	†	0.80	†	182,448	74
12-31-08	19.14	0.15	•	(7.80)		(7.65)	0.13		—		—	0.13		—	11.36	(40.16)	0.78	0.78	†	0.78	†	0.95	†	249,020	76
12-31-07	16.73	0.17	•	2.24		2.41	0.00	*	—		—	0.00	*	—	19.14	14.43	0.77	0.77		0.77		0.96		145,442	51

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Marsico Growth Portfolio (CONTINUED)
Class S
12-31-11	17.12	0.05	•	(0.33)	(0.28)	0.04	—	—	0.04	—	16.80	(1.66)	1.07	1.07		1.07		0.32		466,896	65
12-31-10	14.37	0.04		2.79	2.83	0.08	—	—	0.08	—	17.12	19.83	1.06	1.06	†	1.06	†	0.22	†	609,780	79
12-31-09	11.24	0.07		3.17	3.24	0.11	—	—	0.11	—	14.37	29.00	1.06	1.06	†	1.06	†	0.54	†	546,201	74
12-31-08	18.93	0.11		(7.72)	(7.61)	0.08	—	—	0.08	—	11.24	(40.31)	1.03	1.03	†	1.03	†	0.65	†	455,225	76
12-31-07	16.58	0.12		2.23	2.35	—	—	—	—	—	18.93	14.17	1.02	1.02		1.02		0.64		833,885	51
Class S2
12-31-11	17.00	0.04		(0.34)	(0.30)	0.02	—	—	0.02	—	16.68	(1.79)	1.32	1.22		1.22		0.17		16,419	65
12-31-10	14.28	0.02		2.76	2.78	0.06	—	—	0.06	—	17.00	19.58	1.31	1.21	†	1.21	†	0.07	†	18,825	79
12-31-09	11.16	0.05		3.16	3.21	0.09	—	—	0.09	—	14.28	28.88	1.31	1.21	†	1.21	†	0.39	†	17,478	74
12-31-08	18.79	0.08	•	(7.66)	(7.58)	0.05	—	—	0.05	—	11.16	(40.42)	1.28	1.18	†	1.18	†	0.49	†	14,280	76
12-31-07	16.48	0.09		2.22	2.31	—	—	—	—	—	18.79	14.02	1.27	1.17		1.17		0.49		26,473	51
ING MFS Total Return Portfolio
Class ADV
12-31-11	14.92	0.27	•	(0.08)	0.19	0.35	—	—	0.35	—	14.76	1.25	1.45	1.30		1.30		1.84		5,177	19
12-31-10	13.69	0.25	•	1.04	1.29	0.06	—	—	0.06	—	14.92	9.49	1.45	1.30		1.29		1.78		4,361	30
12-31-09	11.90	0.29		1.79	2.08	0.29	—	—	0.29	—	13.69	17.48	1.45	1.30		1.29		2.39		2,184	44
12-31-08	17.99	0.37	•	(4.17)	(3.80)	0.68	1.61	—	2.29	—	11.90	(22.63)	1.41	1.26		1.25		2.40		1,960	59
12-31-07	18.78	0.40		0.31	0.71	0.48	1.02	—	1.50	—	17.99	3.61	1.39	1.24		1.23		2.12		6,428	60
Class I
12-31-11	14.98	0.36	•	(0.07)	0.29	0.41	—	—	0.41	—	14.86	1.86	0.70	0.70		0.70		2.42		108,731	19
12-31-10	13.66	0.34	•	1.04	1.38	0.06	—	—	0.06	—	14.98	10.17	0.70	0.70		0.69		2.39		122,406	30
12-31-09	11.87	0.37	•	1.78	2.15	0.36	—	—	0.36	—	13.66	18.14	0.70	0.70		0.69		3.00		127,025	44
12-31-08	18.26	0.48	•	(4.23)	(3.75)	1.03	1.61	—	2.64	—	11.87	(22.17)	0.66	0.66		0.65		3.06		121,270	59
12-31-07	19.03	0.51		0.34	0.85	0.60	1.02	—	1.62	—	18.26	4.27	0.64	0.64		0.63		2.75		200,345	60
Class S
12-31-11	14.98	0.33	•	(0.09)	0.24	0.36	—	—	0.36	—	14.86	1.58	0.95	0.95		0.95		2.17		729,715	19
12-31-10	13.70	0.30	•	1.04	1.34	0.06	—	—	0.06	—	14.98	9.85	0.95	0.95		0.94		2.14		847,131	30
12-31-09	11.90	0.34	•	1.79	2.13	0.33	—	—	0.33	—	13.70	17.91	0.95	0.95		0.94		2.74		904,853	44
12-31-08	18.23	0.44	•	(4.22)	(3.78)	0.94	1.61	—	2.55	—	11.90	(22.35)	0.91	0.91		0.90		2.82		836,604	59
12-31-07	19.00	0.47	•	0.33	0.80	0.55	1.02	—	1.57	—	18.23	4.01	0.89	0.89		0.88		2.47		1,265,296	60
Class S2
12-31-11	14.85	0.30	•	(0.08)	0.22	0.34	—	—	0.34	—	14.73	1.47	1.20	1.10		1.10		2.03		31,504	19
12-31-10	13.60	0.28	•	1.03	1.31	0.06	—	—	0.06	—	14.85	9.70	1.20	1.10		1.09		1.99		35,158	30
12-31-09	11.82	0.32	•	1.77	2.09	0.31	—	—	0.31	—	13.60	17.69	1.20	1.10		1.09		2.60		35,301	44
12-31-08	18.08	0.41	•	(4.18)	(3.77)	0.88	1.61	—	2.49	—	11.82	(22.44)	1.16	1.06		1.05		2.67		33,529	59
12-31-07	18.87	0.45		0.31	0.76	0.53	1.02	—	1.55	—	18.08	3.82	1.14	1.04		1.03		2.32		51,016	60
ING MFS Utilities Portfolio
Class ADV
12-31-11	13.22	0.37	•	0.43	0.80	0.47	—	—	0.47	—	13.55	6.04	1.53	1.38		1.37		2.70		18,817	52
12-31-10	11.97	0.35	•	1.24	1.59	0.34	—	—	0.34	—	13.22	13.29	1.52	1.37		1.36		2.79		5,970	56
12-31-09	9.49	0.48	•	2.57	3.05	0.55	—	0.02	0.57	—	11.97	32.35	1.55	1.40		1.38		4.61		658	71
12-31-08	17.74	0.30		(6.42)	(6.12)	0.38	1.75	—	2.13	—	9.49	(37.91)	1.53	1.38		1.36		2.13		618	67
12-31-07	14.54	0.29	•	3.59	3.88	0.14	0.54	—	0.68	—	17.74	26.97	1.52	1.37		1.34		1.73		987	81
Class I
12-31-11	13.35	0.49	•	0.39	0.88	0.52	—	—	0.52	—	13.71	6.62	0.78	0.78		0.77		3.48		4,636	52
12-31-10	12.03	0.41	•	1.28	1.69	0.37	—	—	0.37	—	13.35	14.08	0.77	0.77		0.76		3.35		4,844	56
12-31-09	9.53	0.53	•	2.60	3.13	0.61	—	0.02	0.63	—	12.03	33.11	0.80	0.80		0.78		5.11		5,180	71
12-31-08	17.92	0.40	•	(6.52)	(6.12)	0.52	1.75	—	2.27	—	9.53	(37.56)	0.78	0.78		0.76		2.73		4,858	67
12-31-07	14.60	0.37		3.63	4.00	0.14	0.54	—	0.68	—	17.92	27.72	0.77	0.77		0.74		2.24		9,192	81

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING MFS Utilities Portfolio (CONTINUED)
Class S
12-31-11	13.30	0.43		0.42	0.85	0.49	—	—	0.49	—	13.66	6.39	1.03	1.03	1.02	3.20	558,900	52
12-31-10	12.00	0.38	•	1.26	1.64	0.34	—	—	0.34	—	13.30	13.68	1.02	1.02	1.01	3.10	515,667	56
12-31-09	9.51	0.50	•	2.59	3.09	0.58	—	0.02	0.60	—	12.00	32.80	1.05	1.05	1.03	4.75	493,128	71
12-31-08	17.84	0.36	•	(6.48)	(6.12)	0.46	1.75	—	2.21	—	9.51	(37.70)	1.03	1.03	1.01	2.55	404,884	67
12-31-07	14.56	0.33	•	3.61	3.94	0.12	0.54	—	0.66	—	17.84	27.38	1.02	1.02	0.99	1.99	587,399	81
Class S2
12-31-11	13.37	0.40	•	0.44	0.84	0.48	—	—	0.48	—	13.73	6.27	1.28	1.18	1.17	2.84	148	52
12-31-10	12.15	0.41	•	1.17	1.58	0.36	—	—	0.36	—	13.37	13.02	1.27	1.17	1.16	3.08	83	56
12-31-09	9.67	0.51	•	2.60	3.11	0.61	—	0.02	0.63	—	12.15	32.42	1.30	1.20	1.18	4.83	1	71
12-31-08	17.83	0.35		(6.50)	(6.15)	0.26	1.75	—	2.01	—	9.67	(37.71)	1.28	1.18	1.16	2.42	1	67
12-31-07	14.54	0.30		3.67	3.97	0.14	0.54	—	0.68	—	17.83	27.61	1.27	1.17	1.14	1.88	1	81
ING Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-11	13.99	0.17	•	1.07	1.24	0.39	—	—	0.39	—	14.84	8.75	1.72	1.57	1.57	1.17	9,740	35
12-31-10	12.42	0.03	•	1.63	1.66	0.09	—	—	0.09	—	13.99	13.40	1.73	1.58	1.58	0.22	2,567	47
12-31-09	10.78	0.15		2.65	2.80	0.79	0.37	—	1.16	—	12.42	28.15	1.74	1.59	1.59	1.29	1	21
12-31-08	16.80	0.30		(4.98)	(4.68)	0.22	1.12	—	1.34	—	10.78	(28.87)	1.72	1.57	1.57	2.13	1	28
12-31-07	15.85	0.23		1.21	1.44	—	0.49	—	0.49	—	16.80	9.11	1.71	1.56	1.56	1.44	1	26
Class S
12-31-11	14.24	0.28	•	1.02	1.30	0.36	—	—	0.36	—	15.18	9.05	1.22	1.22	1.22	1.83	339,475	35
12-31-10	12.56	0.23		1.51	1.74	0.06	—	—	0.06	—	14.24	13.89	1.23	1.23	1.23	1.79	331,750	47
12-31-09	10.89	0.17	•	2.72	2.89	0.85	0.37	—	1.22	—	12.56	28.90	1.24	1.24	1.24	1.57	277,784	21
12-31-08	16.97	0.35		(5.03)	(4.68)	0.28	1.12	—	1.40	—	10.89	(28.57)	1.22	1.22	1.22	2.43	219,215	28
12-31-07	15.92	0.31		1.23	1.54	—	0.49	—	0.49	—	16.97	9.71	1.21	1.21	1.21	1.86	345,262	26
Class S2
12-31-11	14.16	0.26	•	1.01	1.27	0.33	—	—	0.33	—	15.10	8.92	1.47	1.37	1.37	1.72	58,797	35
12-31-10	12.48	0.22	•	1.50	1.72	0.04	—	—	0.04	—	14.16	13.82	1.48	1.38	1.38	1.67	62,756	47
12-31-09	10.83	0.16	•	2.69	2.85	0.83	0.37	—	1.20	—	12.48	28.58	1.49	1.39	1.39	1.46	60,930	21
12-31-08	16.87	0.34		(5.01)	(4.67)	0.25	1.12	—	1.37	—	10.83	(28.66)	1.47	1.37	1.37	2.28	53,297	28
12-31-07	15.85	0.29	•	1.22	1.51	—	0.49	—	0.49	—	16.87	9.56	1.46	1.36	1.36	1.73	86,796	26
ING PIMCO Total Return Bond Portfolio
Class ADV
12-31-11	11.90	0.27	•	0.09	0.36	0.53	0.50	—	1.03	—	11.23	3.04	1.32	1.13	1.13	2.34	118,286	717
12-31-10	12.01	0.27	•	0.58	0.85	0.63	0.33	—	0.96	—	11.90	7.28	1.31	1.11	1.11	2.27	68,384	553
12-31-09	11.30	0.42	•	1.09	1.51	0.42	0.38	—	0.80	—	12.01	13.84	1.31	1.16	1.16	3.63	1	585
12-31-08	11.29	0.52	•	(0.11)	0.41	0.30	0.10	—	0.40	—	11.30	3.70	1.31	1.16	1.16	4.63	1	537
12-31-07	10.82	0.44		0.43	0.87	0.40	—	—	0.40	—	11.29	8.32	1.32	1.17	1.17	4.08	1	803
Class I
12-31-11	12.21	0.34	•	0.11	0.45	0.55	0.50	—	1.05	—	11.61	3.68	0.57	0.57	0.57	2.86	310,820	717
12-31-10	12.21	0.34	•	0.62	0.96	0.63	0.33	—	0.96	—	12.21	8.09	0.56	0.55	0.55	2.72	323,398	553
12-31-09	11.47	0.52	•	1.09	1.61	0.49	0.38	—	0.87	—	12.21	14.63	0.56	0.56	0.56	4.41	266,881	585
12-31-08	11.45	0.59	•	(0.09)	0.50	0.38	0.10	—	0.48	—	11.47	4.42	0.56	0.56	0.56	5.13	778,611	537
12-31-07	10.88	0.49		0.48	0.97	0.40	—	—	0.40	—	11.45	9.22	0.57	0.57	0.57	4.63	932,677	803
Class S
12-31-11	12.20	0.31	•	0.11	0.42	0.51	0.50	—	1.01	—	11.61	3.47	0.82	0.82	0.82	2.63	2,883,352	717
12-31-10	12.22	0.31	•	0.61	0.92	0.61	0.33	—	0.94	—	12.20	7.69	0.81	0.80	0.80	2.46	3,064,266	553
12-31-09	11.48	0.47	•	1.12	1.59	0.47	0.38	—	0.85	—	12.22	14.44	0.81	0.81	0.81	3.96	3,044,602	585
12-31-08	11.47	0.57	•	(0.09)	0.48	0.37	0.10	—	0.47	—	11.48	4.21	0.81	0.81	0.81	5.00	2,150,994	537
12-31-07	10.89	0.48	•	0.47	0.95	0.37	—	—	0.37	—	11.47	8.99	0.82	0.82	0.82	4.39	979,690	803

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING PIMCO Total Return Bond Portfolio (CONTINUED)
Class S2
12-31-11	12.14	0.30	•	0.10	0.40	0.50	0.50	—	1.00	—	11.54	3.23	1.07	0.97		0.97		2.48		65,865	717
12-31-10	12.16	0.29	•	0.61	0.90	0.59	0.33	—	0.92	—	12.14	7.56	1.06	0.95		0.95		2.31		73,270	553
12-31-09	11.42	0.45	•	1.12	1.57	0.45	0.38	—	0.83	—	12.16	14.30	1.06	0.96		0.96		3.82		73,871	585
12-31-08	11.41	0.55	•	(0.10)	0.45	0.34	0.10	—	0.44	—	11.42	4.02	1.06	0.96		0.96		4.80		61,402	537
12-31-07	10.85	0.46	•	0.46	0.92	0.36	—	—	0.36	—	11.41	8.77	1.07	0.97		0.97		4.23		47,666	803
ING Pioneer Mid Cap Value Portfolio
Class ADV
12-31-11	10.79	0.08	•	(0.65)	(0.57)	0.11	—	—	0.11	—	10.11	(5.30)	1.40	1.25		1.22		0.78		3,778	88
12-31-10	9.26	0.07	•	1.54	1.61	0.08	—	—	0.08	—	10.79	17.44	1.39	1.24	†	1.23	†	0.68	†	3,275	93
12-31-09	7.51	0.08	•	1.78	1.86	0.11	—	—	0.11	—	9.26	24.78	1.40	1.25	†	1.23	†	1.00	†	462	95
12-31-08	12.22	0.15	•	(4.09)	(3.94)	0.11	0.66	—	0.77	—	7.51	(33.48)	1.39	1.24	†	1.22	†	1.88	†	44	91
12-31-07	12.30	0.03	•	0.64	0.67	0.10	0.65	—	0.75	—	12.22	4.91	1.39	1.24		1.24		0.26		1	65
Class I
12-31-11	10.98	0.15	•	(0.68)	(0.53)	0.17	—	—	0.17	—	10.28	(4.81)	0.65	0.65		0.62		1.36		160,877	88
12-31-10	9.39	0.11		1.60	1.71	0.12	—	—	0.12	—	10.98	18.20	0.64	0.64	†	0.63	†	1.15	†	285,618	93
12-31-09	7.59	0.12	•	1.81	1.93	0.13	—	—	0.13	—	9.39	25.39	0.65	0.65	†	0.63	†	1.51	†	237,581	95
12-31-08	12.37	0.15	•	(4.05)	(3.90)	0.22	0.66	—	0.88	—	7.59	(32.90)	0.64	0.64	†	0.62	†	1.47	†	311,831	91
12-31-07	12.35	0.14	•	0.63	0.77	0.10	0.65	—	0.75	—	12.37	5.72	0.64	0.64		0.64		1.08		356,457	65
Class S
12-31-11	10.97	0.12	•	(0.67)	(0.55)	0.14	—	—	0.14	—	10.28	(5.00)	0.90	0.90		0.87		1.10		482,168	88
12-31-10	9.38	0.09		1.59	1.68	0.09	—	—	0.09	—	10.97	17.94	0.89	0.89	†	0.88	†	0.88	†	595,335	93
12-31-09	7.58	0.10		1.81	1.91	0.11	—	—	0.11	—	9.38	25.15	0.90	0.90	†	0.88	†	1.23	†	582,243	95
12-31-08	12.32	0.12	•	(4.04)	(3.92)	0.16	0.66	—	0.82	—	7.58	(33.12)	0.89	0.89	†	0.87	†	1.22	†	506,336	91
12-31-07	12.30	0.09		0.65	0.74	0.07	0.65	—	0.72	—	12.32	5.52	0.89	0.89		0.89		0.70		656,802	65
Class S2
12-31-11	11.08	0.12	•	(0.69)	(0.57)	0.15	—	—	0.15	—	10.36	(5.18)	1.15	1.05		1.02		1.17		46	88
12-31-10	9.48	0.08		1.57	1.65	0.05	—	—	0.05	—	11.08	17.42	1.14	1.04	†	1.03	†	0.77	†	1	93
12-31-09	7.65	0.10		1.83	1.93	0.10	—	—	0.10	—	9.48	25.24	1.15	1.05	†	1.03	†	1.17	†	1	95
12-31-08	12.26	0.11	•	(4.05)	(3.94)	0.01	0.66	—	0.67	—	7.65	(33.38)	1.14	1.04	†	1.02	†	1.03	†	1	91
12-31-07	12.30	0.08		0.63	0.71	0.10	0.65	—	0.75	—	12.26	5.25	1.14	1.04		1.04		0.64		1	65
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-11	22.26	0.31	•	0.27	0.58	0.38	—	—	0.38	—	22.46	2.59	1.40	1.25		1.25		1.33		131,571	85
12-31-10	19.88	0.27	•	2.43	2.70	0.32	—	—	0.32	—	22.26	13.63	1.40	1.25		1.25		1.33		88,819	71
12-31-09	15.19	0.36	•	4.61	4.97	0.28	—	—	0.28	—	19.88	32.74	1.41	1.26		1.26		2.08		37,968	96
12-31-08	24.12	0.36	•	(6.54)	(6.18)	0.61	2.14	—	2.75	—	15.19	(27.77)	1.40	1.25		1.24		1.70		34,503	98
12-31-07	26.11	0.50		0.67	1.17	0.46	2.70	—	3.16	—	24.12	4.05	1.39	1.24		1.24		1.91		62,600	60
Class I
12-31-11	22.65	0.45	•	0.27	0.72	0.50	—	—	0.50	—	22.87	3.16	0.65	0.65		0.65		1.91		436,806	85
12-31-10	20.18	0.40	•	2.48	2.88	0.41	—	—	0.41	—	22.65	14.31	0.65	0.65		0.65		1.90		454,380	71
12-31-09	15.40	0.47	•	4.70	5.17	0.39	—	—	0.39	—	20.18	33.57	0.66	0.66		0.66		2.65		306,468	96
12-31-08	24.74	0.49	•	(6.69)	(6.20)	1.00	2.14	—	3.14	—	15.40	(27.33)	0.65	0.65		0.64		2.36		167,666	98
12-31-07	26.64	0.66	•	0.70	1.36	0.56	2.70	—	3.26	—	24.74	4.69	0.64	0.64		0.64		2.52		187,709	60
Class S
12-31-11	22.67	0.39	•	0.27	0.66	0.44	—	—	0.44	—	22.89	2.89	0.90	0.90		0.90		1.66		3,214,571	85
12-31-10	20.20	0.34	•	2.48	2.82	0.35	—	—	0.35	—	22.67	14.03	0.90	0.90		0.90		1.63		3,376,297	71
12-31-09	15.42	0.42		4.70	5.12	0.34	—	—	0.34	—	20.20	33.24	0.91	0.91		0.91		2.43		3,140,972	96
12-31-08	24.69	0.44	•	(6.67)	(6.23)	0.90	2.14	—	3.04	—	15.42	(27.51)	0.90	0.90		0.89		2.10		2,376,765	98
12-31-07	26.61	0.59	•	0.69	1.28	0.50	2.70	—	3.20	—	24.69	4.39	0.89	0.89		0.89		2.26		3,159,850	60

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING T. Rowe Price Capital Appreciation Portfolio (CONTINUED)
Class S2
12-31-11	22.58	0.35	•	0.27	0.62	0.40	—	—	0.40	—	22.80	2.73	1.15	1.05		1.05		1.51		77,565	85
12-31-10	20.12	0.31	•	2.47	2.78	0.32	—	—	0.32	—	22.58	13.86	1.15	1.05		1.05		1.47		85,201	71
12-31-09	15.36	0.40	•	4.67	5.07	0.31	—	—	0.31	—	20.12	33.05	1.16	1.06		1.06		2.30		84,840	96
12-31-08	24.54	0.41	•	(6.64)	(6.23)	0.81	2.14	—	2.95	—	15.36	(27.64)	1.15	1.05		1.04		1.93		70,744	98
12-31-07	26.46	0.55	•	0.69	1.24	0.46	2.70	—	3.16	—	24.54	4.27	1.14	1.04		1.04		2.10		113,774	60
ING T. Rowe Price Equity Income Portfolio
Class ADV
12-31-11	11.68	0.18	•	(0.32)	(0.14)	0.20	—	—	0.20	—	11.34	(1.18)	1.40	1.25		1.25		1.52		36,348	22
12-31-10	10.34	0.15	•	1.35	1.50	0.16	—	—	0.16	—	11.68	14.51	1.40	1.25		1.25		1.42		28,478	16
12-31-09	8.41	0.14		1.93	2.07	0.14	—	—	0.14	—	10.34	24.59	1.41	1.26		1.26		1.67		17,601	14
12-31-08	15.00	0.26	•	(5.40)	(5.14)	0.38	1.07	—	1.45	—	8.41	(35.91)	1.40	1.25		1.24		2.10		12,589	33
12-31-07	15.28	0.21	•	0.24	0.45	0.16	0.57	—	0.73	—	15.00	2.71	1.39	1.24		1.24		1.35		24,913	27
Class I
12-31-11	11.77	0.25	•	(0.32)	(0.07)	0.27	—	—	0.27	—	11.43	(0.63)	0.65	0.65		0.65		2.07		353,764	22
12-31-10	10.40	0.20		1.38	1.58	0.21	—	—	0.21	—	11.77	15.23	0.65	0.65		0.65		2.01		452,121	16
12-31-09	8.45	0.20	•	1.93	2.13	0.18	—	—	0.18	—	10.40	25.28	0.66	0.66		0.66		2.22		337,251	14
12-31-08	15.26	0.33	•	(5.48)	(5.15)	0.59	1.07	—	1.66	—	8.45	(35.50)	0.65	0.65		0.64		2.80		154,488	33
12-31-07	15.52	0.31	•	0.25	0.56	0.25	0.57	—	0.82	—	15.26	3.34	0.64	0.64		0.64		2.00		135,616	27
Class S
12-31-11	11.78	0.22		(0.32)	(0.10)	0.24	—	—	0.24	—	11.44	(0.89)	0.90	0.90		0.90		1.84		925,797	22
12-31-10	10.41	0.19	•	1.36	1.55	0.18	—	—	0.18	—	11.78	14.94	0.90	0.90		0.90		1.77		957,065	16
12-31-09	8.46	0.18		1.93	2.11	0.16	—	—	0.16	—	10.41	24.99	0.91	0.91		0.91		2.07		891,492	14
12-31-08	15.22	0.30	•	(5.48)	(5.18)	0.51	1.07	—	1.58	—	8.46	(35.69)	0.90	0.90		0.89		2.48		726,076	33
12-31-07	15.49	0.27	•	0.25	0.52	0.22	0.57	—	0.79	—	15.22	3.06	0.89	0.89		0.89		1.70		1,192,368	27
Class S2
12-31-11	11.70	0.19		(0.30)	(0.11)	0.22	—	—	0.22	—	11.37	(0.93)	1.15	1.05		1.05		1.71		82,406	22
12-31-10	10.35	0.16		1.36	1.52	0.17	—	—	0.17	—	11.70	14.72	1.15	1.05		1.05		1.62		74,101	16
12-31-09	8.42	0.16		1.92	2.08	0.15	—	—	0.15	—	10.35	24.74	1.16	1.06		1.06		1.91		54,916	14
12-31-08	15.12	0.28		(5.43)	(5.15)	0.48	1.07	—	1.55	—	8.42	(35.76)	1.15	1.05		1.04		2.33		41,553	33
12-31-07	15.40	0.24	•	0.26	0.50	0.21	0.57	—	0.78	—	15.12	2.95	1.14	1.04		1.04		1.56		69,427	27
ING T. Rowe Price International Stock Portfolio
Class ADV
12-31-11	11.75	0.09		(1.52)	(1.43)	0.37	—	—	0.37	—	9.95	(12.63)	1.56	1.41		1.41		0.85		4,128	135
12-31-10	10.48	0.07		1.31	1.38	0.11	—	—	0.11	—	11.75	13.37	1.50	1.33	†	1.33	†	0.60	†	5,475	132
12-31-09	7.69	0.05	•	2.79	2.84	0.05	—	—	0.05	—	10.48	37.02	1.50	1.29	†	1.29	†	0.58	†	4,737	110
12-31-08	16.99	0.11	•	(8.01)	(7.90)	—	1.40	—	1.40	—	7.69	(49.65)	1.49	1.28	†	1.28	†	0.85	†	4,326	122
12-31-07	15.22	0.14	•	2.81	2.95	0.11	1.07	—	1.18	—	16.99	20.19	1.47	1.28		1.28		0.88		15,698	111
Class I
12-31-11	11.70	0.15	•	(1.50)	(1.35)	0.43	—	—	0.43	—	9.92	(12.06)	0.81	0.81		0.81		1.31		51,178	135
12-31-10	10.46	0.11		1.31	1.42	0.18	—	—	0.18	—	11.70	13.92	0.75	0.73	†	0.73	†	1.03	†	191,825	132
12-31-09	7.70	0.11	•	2.79	2.90	0.14	—	—	0.14	—	10.46	38.03	0.75	0.69	†	0.69	†	1.31	†	162,601	110
12-31-08	17.11	0.20	•	(8.05)	(7.85)	0.16	1.40	—	1.56	—	7.70	(49.34)	0.74	0.68	†	0.68	†	1.62	†	210,871	122
12-31-07	15.32	0.23	•	2.84	3.07	0.21	1.07	—	1.28	—	17.11	20.88	0.72	0.68		0.68		1.42		204,729	111

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING T. Rowe Price International Stock Portfolio (CONTINUED)
Class S
12-31-11	11.66	0.14		(1.52)	(1.38)	0.40	—	—	0.40	—	9.88	(12.34)	1.06	1.06		1.06		1.15		157,855	135
12-31-10	10.41	0.09	•	1.31	1.40	0.15	—	—	0.15	—	11.66	13.78	1.00	0.98	†	0.98	†	0.90	†	203,858	132
12-31-09	7.66	0.08	•	2.78	2.86	0.11	—	—	0.11	—	10.41	37.60	1.00	0.94	†	0.94	†	0.94	†	220,701	110
12-31-08	17.05	0.16	•	(8.02)	(7.86)	0.13	1.40	—	1.53	—	7.66	(49.51)	0.99	0.93	†	0.93	†	1.25	†	193,839	122
12-31-07	15.28	0.18	•	2.84	3.02	0.18	1.07	—	1.25	—	17.05	20.58	0.97	0.93		0.93		1.10		362,903	111

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

**	Amount is less than $500.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of forty-six active separate investment series. There are seventeen portfolios included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING Artio Foreign Portfolio (“Artio Foreign”), ING BlackRock Health Sciences Opportunities Portfolio (“BlackRock Health Sciences Opportunities”), ING Clarion Global Real Estate Portfolio (“Clarion Global Real Estate”), ING FMRSM Diversified Mid Cap Portfolio (“FMRSM Diversified Mid Cap”), ING Global Resources Portfolio (“Global Resources”), ING Invesco Van Kampen Growth and Income Portfolio (“Invesco Van Kampen Growth and Income”), ING JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), ING Liquid Assets Portfolio (“Liquid Assets”), ING Marsico Growth Portfolio (“Marsico Growth”), ING MFS Total Return Portfolio (“MFS Total Return”), ING MFS Utilities Portfolio (“MFS Utilities”), ING Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), ING PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”), ING Pioneer Mid Cap Value Portfolio (“Pioneer Mid Cap Value”), ING T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), ING T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), and ING T. Rowe Price International Stock Portfolio (“T. Rowe Price International Stock”).

All of the Portfolios are diversified except for Global Resources and Morgan Stanley Global Franchise, which are non-diversified Portfolios. The Trust is authorized to offer four classes of shares (Adviser (“Class ADV”), Institutional (“Class I”), Service (“Class S”) and Service 2 (“Class S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL”) serves as the investment adviser to all of the Portfolios except Clarion Global Real Estate. ING Investments, LLC (“ING Investments”) serves as the investment adviser (collectively with DSL, the “Investment Advisers”) to Clarion Global Real Estate. ING Investment Management Co. LLC (“ING IM”) serves as the sub-adviser to Global Resources and Liquid Assets. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for certain Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

DSL, ING Investments, ING IM, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Advisers and their affiliates, would be separated by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Advisers, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Portfolios’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Advisers do not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less, as well as all securities in Liquid Assets, are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security(ies) at the time a Portfolio calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the New York Stock Exchange.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.

For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

capital gains, if any, are declared daily and paid monthly by Liquid Assets. For all other Portfolios, net investment income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2011, the maximum amount of loss the below Portfolios would incur if the counterparties to their derivative transactions failed to perform and they were to be unwound is disclosed below by derivative type:

	Forward foreign currency contracts	Purchased Options	Swaps
Artio Foreign	$133,467	$—	$—
BlackRock Health Sciences Opportunities	689,249	—	—
Invesco Van Kampen Growth and Income	719,090	—	—
MFS Utilities	2,374,714	—	—
PIMCO Total Return Bond	17,699,215	272,189	37,148,480

To reduce the amount of potential loss to PIMCO Total Return Bond, various counterparties have posted $49,084,000 in cash collateral at December 31, 2011.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements. There were no credit events during the year ended December 31, 2011, that triggered any credit related contingent features for each respective Portfolio.

As of December 31, 2011, the following Portfolios had derivatives in a net liability position with credit related contingent features as disclosed below by derivative type:

	Forward foreign currency contracts	Written options
Artio Foreign	$27,226
BlackRock Health Sciences Opportunities	89,429
MFS Utilities	291,488
T. Rowe Price Capital Appreciation	—	6,290,952

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

In addition to the above Portfolios, PIMCO Total Return Bond had derivatives in a net liability position with credit related contingent features as follows:

Forward foreign currency contracts	Swaps	Written options
$9,183,394	$15,194,797	$3,016,159

If a contingent feature would have been triggered as of December 31, 2011, the Portfolios could have been required to pay this amount in cash to their counterparties. As of December 31, 2011, PIMCO had posted $5,761,000 principal amount in U.S. Treasury Notes as collateral. These securities have been identified on the Summary Portfolio of Investments.

H.  Forward Foreign Currency Contracts and Equity Forward Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

During the year ended December 31, 2011, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Artio Foreign*	$8,501,324	$36,413,130
BlackRock Health Sciences and Opportunities*	4,607,931	14,623,911
Invesco Van Kampen Growth and Income*	—	14,817,864
MFS Utilities*	8,156,203	91,043,189
PIMCO Total Return Bond**	476,511,711	782,537,188

*	For the year ended December 31, 2011, the Portfolios used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2011.

**	For the year ended December 31, 2011, the Portfolios used forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2011.

Certain Portfolios may enter in equity forward contracts. An equity forward contract is an OTC agreement between two counterparties to buy or sell a specific quantity of an agreed equity stock, stock index, future or basket of equity stocks at a given price on a given date. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. These contracts are counterparty agreements and do not require daily variation margin payments to be directly paid to the counterparty, however they do require hard segregation of cash. These amounts are included on the Statements of Assets and Liabilities as cash collateral for equity forwards. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Equity forward contracts are cash settled in most cases. The use of equity forward contracts involves the risk that counterparties may not meet the terms of the agreement and/or the risk of an imperfect correlation in the movement of the contracts price. No Portfolio’s entered into equity forward contracts during the year ended December 31, 2011.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

At December 31, 2011, PIMCO Total Return Bond had posted $5,389,000 principal value in U.S. Treasury Bills for open future contracts. These securities have been identified on the Summary Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. PIMCO Total Return Bond purchased or sold futures contracts on various bonds and notes as part of its duration strategy. Artio Foreign entered into futures contracts to increase or decrease exposure to emerging markets. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2011, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Buy	Sell
Artio Foreign	$994,990	$7,222,252
PIMCO Total Return Bond	3,528,585,659	19,007,863

J.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2011, PIMCO Total Return Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options at December 31, 2011. There were no open purchased or written foreign currency options at December 31, 2011.

During the year ended December 31, 2011, PIMCO Total Return Bond had purchased and written options on exchange-traded futures contracts on various bonds and notes as part of their duration strategy and to generate income. Please refer to the Summary Portfolio of Investments for open purchased options on exchange-traded futures contracts and the table following the Summary Portfolio of Investments for open written options on exchange-traded futures contracts at December 31, 2011.

During the year ended December 31, 2011, PIMCO Total Return Bond had purchased and written swaptions on interest rate swaps to gain additional exposure to interest rates and to generate income. Please refer to the Summary Portfolio of Investments for open purchased interest rate swaptions and the table following the Summary Portfolio of Investments for open written interest rate swaptions at December 31, 2011.

During the year ended December 31, 2011, PIMCO Total Return Bond had written swaptions on credit default

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

swap indices “CDX” to generate income. There were no open written swaptions on CDX at December 31, 2011.

During the year ended December 31, 2011, PIMCO Total Return Bond had written inflation floors to generate income. Please refer to the table following the Summary Portfolio of Investments for open written inflation floors at December 31, 2011.

During the year ended December 31, 2011, PIMCO Total Return Bond had written forward volatility options to generate income. There were no open written forward volatility options at December 31, 2011.

During the year ended December 31, 2011, T. Rowe Price Capital Appreciation had written exchange-traded equity options to generate income. Please refer to the table following the Summary Portfolio of Investments for open written exchange-traded equity options at December 31, 2011.

Please refer to Note 10 for the volume of both purchased and written option activity during the year ended December 31, 2011.

K.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of OTC swap contract is recorded on the Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations until termination. These upfront payments represent the amounts paid or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statement of Operations. A Portfolio also records periodic payments made or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in fair value and a resulting unrealized loss position suggests a deterioration of the referenced entity’s credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, fair values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, fair values, and upfront payments for all credit default swap agreements in which a Portfolio is a seller of protection have been disclosed in the Summary Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011, for which a Portfolio is seller of protection are disclosed in a table following each Portfolio’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2011, PIMCO Total Return Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2011, PIMCO Total Return Bond has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market. The Portfolio also sold credit protection on CDX indices during the year ended December 31, 2011.

For the year ended December 31, 2011, PIMCO Total Return Bond had average notional amounts of $75,354,379 and $520,277,153 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2011, PIMCO Total Return Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

notional amounts on long interest rate swaps was $514,380,098.

For the year ended December 31, 2011, PIMCO Total Return Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $169,720,000.

PIMCO Total Return Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at December 31, 2011.

PIMCO Total Return Bond posted $1,356,000 in cash collateral and $22,370,000 principal amount in U.S. Treasury Notes and Bonds which has been identified on the Summary Portfolio of Investments as initial margin for open centrally cleared credit default swaps and interest rate swaps at December 31, 2011.

Structured Products. Certain Portfolios invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ’structured’ by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Portfolio’s Statement of Operations. A Portfolio records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and risk associated with the underlying asset or reference. Since a Portfolio enters into the transaction with the borrower at par value, a Portfolio could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for a Portfolio to value or sell at an advantageous price. There were no structured products open at December 31, 2011.

L.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

M.  Securities Lending. Certain Portfolios may temporarily loan up to 33-1/3% (except for JPMorgan Emerging Markets Equity which has the option to temporarily loan up to 30%) of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides each Portfolio indemnification from loss with the respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

N.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

O.  Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

P.  Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. In return, the Portfolio is compensated with fee income or receives an advantageous repurchase price (“drop in price”). The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. Fees received from fee based mortgage dollar rolls are recorded as income.

Q.  Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. Please refer to the table following the Summary Portfolio of Investments for open sales commitments from PIMCO Total Return Bond at December 31, 2011.

R.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Artio Foreign	$419,664,462	$877,331,552
BlackRock Health Sciences Opportunities	365,022,230	353,335,715
Clarion Global Real Estate	137,822,560	152,311,568
FMRSM Diversified Mid Cap	1,031,999,484	1,087,845,317
Global Resources	736,311,781	735,321,639
Invesco Van Kampen Growth and Income	108,101,250	201,177,344
JPMorgan Emerging Markets Equity	197,139,535	208,380,117
Marsico Growth	478,393,884	661,657,537
MFS Total Return	133,084,968	213,370,470
MFS Utilities	322,386,042	284,655,948
Morgan Stanley Global Franchise	138,760,857	154,073,519
PIMCO Total Return Bond	656,343,489	388,085,636
Pioneer Mid Cap Value	721,333,503	862,897,226
T. Rowe Price Capital Appreciation	3,033,366,369	3,205,629,409
T. Rowe Price Equity Income	313,411,351	425,037,037
T. Rowe Price International Stock	333,650,175	359,226,193

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

U.S. government securities not included above were as follows:

	Purchases	Sales
MFS Total Return	$42,406,272	$93,878,269
PIMCO Total Return Bond	29,159,150,106	29,695,270,182

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Clarion Global Real Estate has entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (“ING Investments”), an Arizona limited liability company, which is an indirect, wholly-owned subsidiary of ING Groep. The Investment Management Agreement compensates ING Investments with a fee, computed daily and payable monthly, based on the average daily net assets of Clarion Global Real Estate, based on 0.80% of the first $250 million; 0.775% of the next $250 million; and 0.70% of the amount in excess of $500 million of the average daily net assets of the Portfolio.

MFS Utilities and T. Rowe Price International Stock have entered into investment management agreements (“Investment Management Agreements”) with Directed Services LLC (“DSL”). The Investment Management Agreements compensate DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
MFS Utilities	0.60% of the first $1 billion; 0.55% of the next $500 million; 0.50% of the next $1 billion; 0.47% of the next $1 billion; 0.45% of the next $1 billion; 0.44% of the next $1 billion; 0.43% thereafter
T. Rowe Price International Stock	0.54% of the first $4 billion; 0.53% thereafter

Except for the above Portfolios, DSL an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a Management Agreement (the “Unified Agreement”).

Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging managers and for monitoring and evaluating the management of the assets of each Portfolio. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, and auditing. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
Artio Foreign	1.00% of the first $50 million; 0.95% of the next $200 million; 0.90% of the next $250 million; 0.85% of the amount in excess of $500 million.
BlackRock Health Sciences Opportunities	0.75% of the first $500 million; 0.70% of the amount in excess of $500 million
FMRSM Diversified Mid Cap	0.65% of the first $800 million; 0.60% of the next $700 million; and 0.58% of the amount in excess of $1.5 billion
JPMorgan Emerging Markets Equity	1.25%
Liquid Assets(1)	0.35% of the first $200 million; 0.30% of the next $300 million; 0.25% of the amount in excess of $500 million
Marsico Growth	0.85% of the first $250 million; 0.80% of the next $400 million; 0.75% of the next $450 million; 0.70% of the amount in excess of $1.1 billion
MFS Total Return	0.75% of the first $250 million; 0.70% of the next $400 million; 0.65% of the next $450 million; 0.60% of the amount in excess of $1.1 billion
Morgan Stanley Global Franchise	1.00% of the first $250 million; 0.90% of the next $250 million; and 0.75% of the amount in excess of $500 million
PIMCO Total Return Bond	0.75% of the first $100 million; 0.65% of the next $100 million; 0.55% of the amount in excess of $200 million
Pioneer Mid Cap Value	0.64%
Global Resources, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income and Invesco Van Kampen Growth and Income(2)	0.75% first $750 million; 0.70% of the next $1.25 billion; 0.65% of the next $1.5 billion; and 0.60% of the amount in excess of $3.5 billion

(1)	The assets of Liquid Assets are aggregated with those of ING Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee.

(2)	The assets of these Portfolios are aggregated with those of ING Clarion Real Estate Portfolio, which is not included in this report, to determine the Unified Fee.

Each Investment Advisor has contractually agreed to waive a portion of the advisory fee for each of Clarion Global Real Estate(1), Pioneer Mid Cap Value and T. Rowe Price Equity Income(2). Prior to May 1, 2011, DSL

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND
ADMINISTRATIVE FEES (continued)

also waived a portion of the advisory fee for PIMCO Total Return Bond. Effective May 1, 2011, DSL is no longer waiving a portion of the advisory fee for PIMCO Total Return Bond. The waiver is calculated as follows, except for T. Rowe Price Equity Income:

Waiver = 50% X (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2011, ING Investments or DSL waived $40,473, $108,051, $0 and $1,700 for Clarion Global Real Estate, PIMCO Total Return Bond, Pioneer Mid Cap Value and T. Rowe Price Equity Income, respectively.

The waivers will continue through at least May 1, 2012 except for Clarion Global Real Estate which is through May 1, 2013. There is no guarantee that these waivers will continue after said date. The waivers will only renew if ING Investments or DSL elects to renew them.

(1)	ING Investments has contractually agreed to waive a portion of the advisory fee for the Portfolio. The waiver for Clarion Global Real Estate is limited to an annual 50% of the savings based on the Portfolio’s assets as of May 1, 2009.

(2)	DSL has contractually agreed to waive a portion of the advisory fee for the Portfolio. The waiver for T. Rowe Price Equity Income is based on the total aggregated savings in excess of $500,000 as a result of the sub-advisory fee schedule effective June 1, 2010 with respect to T. Rowe Price Equity Income and ING T. Rowe Price Growth Equity Portfolio, which is not in this book, and effective May 1, 2011 with respect to T. Rowe Price Equity Income, pro rata based on each Portfolio’s contribution to the amount saved.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Clarion Global Real Estate, MFS Utilities and T. Rowe Price International Stock Portfolios’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

The Trust and ING Investments or DSL (collectively, “Investment Advisers”) have entered into Portfolio Management Agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the respective Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-adviser of each of the Portfolios are as follows (*denotes a related party adviser):

Portfolio	Sub-Adviser
Artio Foreign	Artio Global Management, LLC
BlackRock Health Sciences Opportunities(1)	BlackRock Advisors, LLC
Clarion Global Real Estate	CBRE Clarion Securities LLC
FMRSM Diversified Mid Cap	Fidelity Management & Research Company
Global Resources	ING Investment Management Co. LLC*
Invesco Van Kampen Growth & Income	Invesco Advisers, Inc.
JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Liquid Assets	ING Investment Management Co. LLC*
Marsico Growth	Marsico Capital Management, LLC
MFS Total Return	Massachusetts Financial Services Company
MFS Utilities	Massachusetts Financial Services Company
Morgan Stanley Global Franchise	Morgan Stanley Investment Management, Inc.
PIMCO Total Return Bond	Pacific Investment Management Company LLC
Pioneer Mid Cap Value	Pioneer Investment Management, Inc.
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.
T. Rowe Price International Stock	T. Rowe Price Associates, Inc.

(1)	Prior to January 21, 2011, the Portfolio was managed by a different sub-adviser. In conjunction with the sub-adviser change, the Portfolio changed its name.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into written expense limitation agreements with certain of the Portfolios, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 5 — EXPENSE LIMITATION AGREEMENTS
(continued)

acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
MFS Utilities(1)	1.45%	0.85%	1.10%	1.25%
Pioneer Mid Cap Value	1.25%	0.65%	0.90%	1.05%
T. Rowe Price International Stock	1.40%	0.80%	1.05%	N/A

(1)	Prior to May 2, 2011, the expense limits were 1.40%, 0.80%, 1.05% and 1.20% for Classes ADV, I, S and S2 shares, respectively.

The Investment Advisers may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Advisers of such waived and reimbursed fees are recognized in the accompanying Statements of Operations for each Portfolio in the period during which such waiver, reimbursement or recoupment occurs.

The expense limitation agreements are contractual and shall renew automatically unless ING Investments or DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of December 31, 2011, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers, and the related expiration dates are as follows:

	December 31,
	2012	2013	2014	Total
Clarion Global Real Estate	$409,481	$312,868	$279,024	$1,001,373
T. Rowe Price International Stock	228,500	70,932	—	299,432

NOTE 6 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S and Class S2 shares of each Portfolio. The agreement compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IID on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee for distribution services, including payments to IID at an annual rate of 0.25% of the average daily net assets. IID has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by Class S2 shares of a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2012.

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IID has contractually agreed to waive a portion of its fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares so that the actual fee paid by Class ADV shares of a Portfolio is an annual rate of 0.35%. The expense waiver will continue through at least May 1, 2012. The Distributor has also agreed to waive 0.04% of the distribution fee attributable to Class ADV for PIMCO Total Return Bond through May 1, 2012.

IID and DSL have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Liquid Assets in maintaining a yield of not less than zero. There is no guarantee that Liquid Assets will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by DSL and/or IID, as applicable, within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of Liquid Assets on that day. Distribution and Servicing fees waived are not subject to recoupment. For the year ended December 31, 2011, IID and/or DSL waived $24,138, $2,907,532 and $850,582 for Classes I, S and S2 of Liquid Assets, respectively, of Distribution, Servicing and Advisory fees. This expense waiver or reimbursement may be discontinued at any time. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustee fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by the Investment Advisers until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At December 31, 2011, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios in separate accounts or seed money:

Subsidiary/ING Portfolio	Portfolios	Percentage
ING Life Insurance and Annuity Company	Artio Foreign	8.96%
	BlackRock Health Sciences Opportunities	9.68%
	Clarion Global Real Estate	17.44%
	FMRSM Diversified Mid Cap	22.58%
	Global Resources	20.98%
	Invesco Van Kampen Growth and Income	8.81%
	JPMorgan Emerging Markets Equity	9.75%
	Marsico Growth	5.19%
	MFS Total Return	15.13%
	MFS Utilities	10.82%
	Pioneer Mid Cap Value	15.90%
	T. Rowe Price Capital Appreciation	21.36%
	T. Rowe Price Equity Income	22.57%
	T. Rowe Price International Stock	12.27%

ING National Trust	FMRSM Diversified Mid Cap	12.33%
	Liquid Assets	14.89%
	T. Rowe Price Capital Appreciation	7.20%
	T. Rowe Price Equity Income	9.14%

ING Solution 2015 Portfolio	Clarion Global Real Estate	6.03%

ING Solution 2025 Portfolio	Clarion Global Real Estate	9.56%
	Marsico Growth	6.49%

Subsidiary/ING Portfolio	Portfolios	Percentage
ING Solution 2035 Portfolio	Clarion Global Real Estate	8.04%
	JPMorgan Emerging Markets Equity	5.73%
	Marsico Growth	7.03%
	T. Rowe Price Equity Income	5.19%

ING Solution 2045 Portfolio	Clarion Global Real Estate	6.95%
	Marsico Growth	5.06%

ING USA Annuity and Life Insurance Company	Artio Foreign	81.47%
	BlackRock Health Sciences Opportunities	85.44%
	Clarion Global Real Estate	32.63%
	FMRSM Diversified Mid Cap	61.05%
	Global Resources	67.33%
	Invesco Van Kampen Growth and Income	82.28%
	JPMorgan Emerging Markets Equity	61.37%
	Liquid Assets	72.58%
	Marsico Growth	71.08%
	MFS Total Return	80.97%
	MFS Utilities	79.95%
	Morgan Stanley Global Franchise	96.17%
	PIMCO Total Return Bond	85.51%
	Pioneer Mid Cap Value	71.71%
	T. Rowe Price Capital Appreciation	63.82%
	T. Rowe Price Equity Income	47.95%
	T. Rowe Price International Stock	61.53%

Reliastar Life Insurance Company	T. Rowe Price International Stock	14.21%

Security Life Insurance Company	Liquid Assets	6.87%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain of the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, those Portfolios may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

At December 31, 2011, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities:

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Artio Foreign	$389,451	$—	$102,650	$492,101
BlackRock Health Sciences Opportunities	128,422	—	41,912	170,334
Clarion Global Real Estate	252,230	31,860	38,372	322,462
FMR(SM) Diversified Mid Cap	596,814	—	242,135	838,949
Global Resources	497,836	—	225,463	723,299
Invesco Van Kampen Growth and Income	291,022	—	119,841	410,863
JPMorgan Emerging Markets Equity	923,681	—	147,698	1,071,379
Liquid Assets	28,295	—	312,683	340,978
Marsico Growth	446,033	—	107,866	553,899
MFS Total Return	520,815	—	168,173	688,988
MFS Utilities	290,324	48,386	125,327	464,037
Morgan Stanley Global Franchise	332,437	—	96,662	429,099
PIMCO Total Return Bond	1,603,396	—	689,212	2,292,608

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Pioneer Mid Cap Value	$349,745	$—	$103,680	$453,425
T. Rowe Price Capital Appreciation	2,091,603	—	768,833	2,860,436
T. Rowe Price Equity Income	771,640	—	239,524	1,011,164
T. Rowe Price International Stock	99,030	18,338	36,103	153,471

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2011, the following portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities.

Portfolio	Accrued Expenses	Amount
T. Rowe Price Equity Income	Merger Expenses	$15,550

NOTE 9 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. Effective May 27, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally mush be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during year ended December 31, 2011 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Artio Foreign	21	$5,076,190	1.40%
Clarion Global Real Estate	3	768,333	1.23%
FMR(SM) Diversified Mid Cap	29	1,446,379	1.23%
Global Resources	16	2,637,500	1.38%
Invesco Van Kampen Growth and Income	1	500,000	1.34%
JPMorgan Emerging Markets Equity	22	7,137,955	1.22%
Marsico Growth	17	4,212,941	1.30%
MFS Total Return	1	3,360,000	1.40%
MFS Utilities	39	1,587,308	1.31%
PIMCO Total Return Bond	30	7,930,333	1.23%
T. Rowe Price International Stock	7	18,645,000	1.41%

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased options on exchange-traded futures contracts for PIMCO Total Return Bond during the year ended December 31, 2011 were as follows:

	Number of Contracts	Cost
Balance at 12/31/10	2,912	$25,480
Options Purchased	23,478	194,186
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(14,501)	(125,624)
Balance at 12/31/11	11,889	$94,042

Transactions in purchased interest rate swaptions for PIMCO Total Return Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Cost
Balance at 12/31/10	—	$—
Options Purchased	50,300,000	198,496
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/11	50,300,000	$198,496

Transactions in written foreign currency options for PIMCO Total Return Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	—	$—
Options Written	2,500,000	10,250

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

	USD Notional	Premiums Received
Options Terminated in Closing Purchase Transactions	—	$—
Options Exercised	—	—
Options Expired	(2,500,000)	(10,250)
Balance at 12/31/11	—	$—

Transactions in written interest rate swaptions for PIMCO Total Return Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	827,900,000	$7,544,170
Options Written	1,459,200,000	7,380,567
Options Terminated in Closing Purchase Transactions	(441,400,000)	(787,428)
Options Exercised	(26,600,000)	(129,503)
Options Expired	(274,400,000)	(1,485,509)
Balance at 12/31/11	1,544,700,000	$12,522,297

Transactions in written swaptions on credit indices for PIMCO Total Return Bond during the year ended December 31, 2011 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/10	—	2,000,000	$10,576
Options Written	158,100,000	—	310,397
Options Terminated in Closing Purchase Transactions	(20,000,000)	—	(86,000)
Options Exercised	—	—	—
Options Expired	(138,100,000)	(2,000,000)	(234,973)
Balance at 12/31/11	—	—	$—

Transactions in written inflation floor swaps for PIMCO Total Return Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	32,900,000	$320,570
Options Written	—	—
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/11	32,900,000	$320,570

Transactions in written forward volatility swaptions for PIMCO Total Return Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	164,000,000	$1,661,382
Options Written	—	—
Options Terminated in Closing Purchase Transactions	(62,700,000)	$(681,956)
Options Exercised	(101,300,000)	(979,426)
Options Expired	—	—
Balance at 12/31/11	—	$—

Transactions in written options on exchange-traded futures contracts for PIMCO Total Return Bond during the year ended December 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/10	1,236	$635,313
Options Written	2,117	1,239,223
Options Terminated in Closing Purchase Transactions	(486)	(206,018)
Options Exercised	(882)	(519,330)
Options Expired	(1,506)	(767,688)
Balance at 12/31/11	479	$381,500

Transactions in written options on U.S. Government Agency Obligations for PIMCO Total Return Bond during the year ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	—	$—
Options Written	18,000,000	50,625
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	(9,000,000)	(22,500)
Options Expired	(9,000,000)	(28,125)
Balance at 12/31/11	—	$—

Transactions in written equity options for T. Rowe Price Capital Appreciation during the year ended December 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/10	48,552	$9,056,435
Options Written	123,699	19,997,800
Options Terminated in Closing Purchase Transactions	(84,948)	(17,169,430)
Options Exercised	(1,245)	(296,151)
Options Expired	(2,892)	(329,148)
Balance at 12/31/11	83,166	$11,259,506

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Artio Foreign
Class ADV
12-31-11	81,302	—	2,775	(192,393)	(108,316)	846,047	—	31,362	(2,155,815)	(1,278,406)
12-31-10	253,814	—	—	(87,758)	166,056	2,594,392	—	—	(933,573)	1,660,819
Class I
12-31-11	1,410,941	—	74,091	(25,335,315)	(23,850,283)	16,141,076	—	846,861	(298,839,203)	(281,851,266)
12-31-10	6,751,691	—	—	(4,676,372)	2,075,319	71,856,305	—	—	(49,082,932)	22,773,373
Class S
12-31-11	1,344,949	—	895,685	(11,156,105)	(8,915,471)	13,502,463	—	10,139,159	(120,955,941)	(97,314,319)
12-31-10	2,210,133	—	—	(14,243,066)	(12,032,933)	23,191,555	—	—	(147,763,114)	(124,571,559)
Class S2
12-31-11	79,130	—	62,439	(735,389)	(593,820)	793,249	—	703,066	(7,906,818)	(6,410,503)
12-31-10	126,498	—	—	(576,027)	(449,529)	1,338,129	—	—	(6,029,906)	(4,691,777)
BlackRock Health Sciences Opportunities
Class ADV
12-31-11	8,090	—	8	(3,665)	4,433	85,577	—	93	(38,864)	46,806
12-31-10	—	—	—	—	—	—	—	—	—	—
Class I
12-31-11	438,829	—	3,739	(485,024)	(42,456)	5,296,176	—	45,950	(5,577,065)	(234,939)
12-31-10	146,035	—	—	(490,668)	(344,633)	1,527,226	—	—	(5,131,276)	(3,604,050)
Class S
12-31-11	4,860,533	—	89,280	(4,751,208)	198,605	57,437,158	—	1,090,103	(53,813,975)	4,713,286
12-31-10	2,025,948	—	—	(4,329,911)	(2,303,963)	21,498,731	—	—	(44,297,499)	(22,798,768)
Class S2
12-31-11	—	—	—	(82)	(82)	—	—	—	(980)	(980)
12-31-10	—	—	—	—	—	—	—	—	—	—
Clarion Global Real Estate
Class ADV
12-31-11	625,880	—	33,355	(45,782)	613,453	6,016,513	—	329,550	(437,202)	5,908,861
12-31-10	553,781	—	15,639	(19,110)	550,310	5,055,600	—	127,771	(175,737)	5,007,634
Class I
12-31-11	5,838,546	—	799,178	(5,978,530)	659,194	56,652,604	—	8,007,773	(59,642,681)	5,017,696
12-31-10	3,128,508	—	2,226,597	(3,093,903)	2,261,202	28,933,591	—	18,347,163	(28,327,608)	18,953,146
Class S
12-31-11	742,992	—	603,503	(3,312,929)	(1,966,434)	7,269,039	—	6,022,964	(31,639,566)	(18,347,563)
12-31-10	1,031,154	—	1,915,394	(3,702,337)	(755,789)	9,311,404	—	15,744,535	(33,539,659)	(8,483,720)
Class S2
12-31-11	488	—	6,736	(36,471)	(29,247)	4,874	—	67,565	(348,068)	(275,629)
12-31-10	525	—	22,867	(39,133)	(15,741)	5,060	—	188,882	(354,107)	(160,165)
FMRSM Diversified Mid Cap
Class ADV
12-31-11	2,034,498	—	6,083	(585,947)	1,454,634	30,194,716	—	91,000	(8,624,372)	21,661,344
12-31-10	1,821,563	—	818	(195,970)	1,626,411	23,988,301	—	10,206	(2,497,170)	21,501,337
Class I
12-31-11	454,274	—	11,253	(1,027,307)	(561,780)	6,778,313	—	171,393	(15,268,939)	(8,319,233)
12-31-10	829,636	—	21,101	(960,504)	(109,767)	11,103,574	—	315,799	(12,544,117)	(1,124,744)
Class S
12-31-11	3,678,718	—	138,991	(15,818,620)	(12,000,911)	55,076,311	—	2,105,717	(234,811,106)	(177,629,078)
12-31-10	7,806,825	—	107,077	(12,242,706)	(4,328,804)	107,115,096	—	1,541,654	(156,441,423)	(47,784,673)
Class S2
12-31-11	525,329	—	9,309	(608,513)	(73,875)	7,812,433	—	140,382	(8,926,664)	(973,849)
12-31-10	1,070,378	—	1,919	(549,109)	523,188	14,291,108	—	24,088	(7,251,913)	7,063,283
Global Resources
Class ADV
12-31-11	7,200,561	—	40,336	(1,780,532)	5,460,365	156,264,245	—	864,812	(35,828,591)	121,300,466
12-31-10	793,186	—	6,014	(45,609)	753,591	14,224,559	—	96,283	(883,038)	13,437,804
Class I
12-31-11	400,214	—	15,120	(644,326)	(228,992)	8,839,963	—	334,756	(13,959,029)	(4,784,310)
12-31-10	858,131	—	23,811	(376,291)	505,651	16,380,681	—	391,456	(6,661,915)	10,110,222

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Resources (continued)
Class S
12-31-11	1,999,835	—	208,944	(7,425,700)	(5,216,921)	43,871,535	—	4,594,683	(157,972,226)	(109,506,008)
12-31-10	1,643,200	—	476,127	(10,416,855)	(8,297,528)	30,613,556	—	7,775,152	(184,493,414)	(146,104,706)
Class S2
12-31-11	14,587	—	5,327	(158,225)	(138,311)	290,636	—	116,396	(3,347,755)	(2,940,723)
12-31-10	7,898	—	14,040	(197,797)	(175,859)	128,151	—	227,870	(3,577,480)	(3,221,459)
Invesco Van Kampen Growth and Income
Class ADV
12-31-11	197,863	—	5,651	(116,521)	86,993	4,326,567	—	123,925	(2,435,075)	2,015,417
12-31-10	231,950	—	645	(21,851)	210,744	4,559,084	—	12,166	(434,538)	4,136,712
Class I
12-31-11	146,685	—	6,027	(673,551)	(520,839)	3,252,997	—	132,295	(15,429,849)	(12,044,557)
12-31-10	185,520	—	2,272	(115,799)	71,993	3,588,591	—	42,757	(2,307,744)	1,323,604
Class S
12-31-11	1,685,936	—	286,607	(5,119,493)	(3,146,950)	37,325,740	—	6,322,545	(111,260,097)	(67,611,812)
12-31-10	1,442,846	—	71,467	(5,258,569)	(3,744,256)	28,333,390	—	1,351,434	(103,558,654)	(73,873,830)
Class S2
12-31-11	67,303	—	23,938	(374,117)	(282,876)	1,467,142	—	525,196	(8,048,270)	(6,055,932)
12-31-10	30,493	—	6,685	(264,418)	(227,240)	561,648	—	125,744	(5,194,934)	(4,507,542)
JPMorgan Emerging Markets Equity
Class ADV
12-31-11	637,775	—	67,254	(195,185)	509,844	13,287,031	—	1,416,382	(3,872,734)	10,830,679
12-31-10	1,017,886	—	34,624	(71,037)	981,473	21,144,685	—	644,006	(1,478,544)	20,310,147
Class I
12-31-11	7,266,567	—	646,501	(6,656,823)	1,256,245	160,279,091	—	13,983,805	(127,424,072)	46,838,824
12-31-10	3,016,197	—	769,797	(2,329,679)	1,456,315	63,538,190	—	14,633,837	(48,083,083)	30,088,944
Class S
12-31-11	1,963,944	—	1,310,406	(4,912,997)	(1,638,647)	41,452,341	—	28,291,674	(100,470,528)	(30,726,513)
12-31-10	716,704	—	2,349,280	(8,301,702)	(5,235,718)	15,202,256	—	44,565,836	(168,252,250)	(108,484,158)
Class S2
12-31-11	15,732	—	57,736	(204,147)	(130,679)	313,707	—	1,237,856	(4,149,651)	(2,598,088)
12-31-10	2,125	—	107,151	(194,022)	(84,746)	46,859	—	2,018,722	(3,980,459)	(1,914,878)
Liquid Assets
Class I
12-31-11	74,401,448	—	50,956	(92,707,697)	(18,255,293)	74,403,103	—	50,956	(92,707,696)	(18,253,637)
12-31-10	78,917,751	—	90,564	(102,843,768)	(23,835,453)	78,917,751	—	90,564	(102,856,621)	(23,848,306)
Class S
12-31-11	630,877,514	—	316,972	(716,867,574)	(85,673,088)	630,892,151	—	316,971	(716,867,574)	(85,658,452)
12-31-10	432,248,619	—	49,655	(885,372,565)	(453,074,291)	432,248,619	—	49,655	(885,378,787)	(453,080,513)
Class S2
12-31-11	137,735,556	—	61,016	(93,980,946)	43,815,626	137,738,141	—	61,016	(93,980,946)	43,818,211
12-31-10	117,275,264	—	5,349	(66,161,488)	51,119,125	117,294,496	—	5,349	(66,161,477)	51,138,368
Marsico Growth
Class ADV
12-31-11	244,050	—	159	(478,336)	(234,127)	4,244,721	—	2,852	(8,162,340)	(3,914,767)
12-31-10	398,902	—	1,096	(223,108)	176,890	5,998,915	—	15,467	(3,221,980)	2,792,402
Class I
12-31-11	1,410,604	—	45,075	(3,651,640)	(2,195,961)	24,566,565	—	820,810	(64,025,308)	(38,637,933)
12-31-10	2,028,682	—	96,572	(3,811,559)	(1,686,305)	30,618,318	—	1,381,948	(58,892,516)	(26,892,250)
Class S
12-31-11	2,520,744	—	69,068	(10,413,717)	(7,823,905)	43,144,672	—	1,246,682	(177,205,004)	(132,813,650)
12-31-10	3,415,146	—	211,236	(6,011,088)	(2,384,706)	52,886,232	—	2,997,442	(89,670,376)	(33,786,702)
Class S2
12-31-11	27,335	—	946	(151,110)	(122,829)	480,242	—	16,963	(2,596,825)	(2,099,620)
12-31-10	36,790	—	5,184	(159,035)	(117,061)	546,051	—	73,088	(2,402,668)	(1,783,529)
MFS Total Return
Class ADV
12-31-11	156,720	—	7,805	(106,094)	58,431	2,355,396	—	117,700	(1,574,916)	898,180
12-31-10	159,828	—	954	(28,056)	132,726	2,281,863	—	13,111	(400,426)	1,894,548

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MFS Total Return (continued)
Class I
12-31-11	336,893	—	203,579	(1,395,058)	(854,586)	5,056,857	—	3,082,194	(21,003,844)	(12,864,793)
12-31-10	349,842	—	40,087	(1,515,891)	(1,125,962)	4,958,057	—	551,595	(21,285,309)	(15,775,657)
Class S
12-31-11	1,228,723	—	1,248,961	(9,935,731)	(7,458,047)	18,497,350	—	18,921,757	(149,627,447)	(112,208,340)
12-31-10	2,126,957	—	285,658	(11,927,197)	(9,514,582)	29,884,632	—	3,933,509	(167,728,795)	(133,910,654)
Class S2
12-31-11	73,938	—	51,875	(354,419)	(228,606)	1,119,171	—	779,681	(5,246,480)	(3,347,628)
12-31-10	52,995	—	11,430	(292,889)	(228,464)	749,432	—	156,131	(4,082,821)	(3,177,258)
MFS Utilities
Class ADV
12-31-11	950,684	—	44,306	(57,649)	937,341	13,190,361	—	598,574	(798,489)	12,990,446
12-31-10	430,760	—	11,291	(45,426)	396,625	5,329,412	—	149,035	(565,199)	4,913,248
Class I
12-31-11	43,380	—	12,545	(80,779)	(24,854)	598,705	—	171,783	(1,127,522)	(357,034)
12-31-10	38,354	—	9,854	(115,644)	(67,436)	457,102	—	131,351	(1,414,581)	(826,128)
Class S
12-31-11	5,813,618	—	1,408,271	(5,087,392)	2,134,497	80,527,103	—	19,223,523	(70,104,973)	29,645,653
12-31-10	2,685,190	—	973,086	(5,991,587)	(2,333,311)	32,260,664	—	12,932,316	(72,226,792)	(27,033,812)
Class S2
12-31-11	9,678	—	355	(5,498)	4,535	136,531	—	4,863	(79,474)	61,920
12-31-10	6,077	—	165	(69)	6,173	79,958	—	2,200	(928)	81,230
Morgan Stanley Global Franchise
Class ADV
12-31-11	550,144	—	10,431	(87,645)	472,930	8,226,948	—	159,908	(1,317,411)	7,069,445
12-31-10	191,092	—	60	(7,754)	183,398	2,594,317	—	762	(104,596)	2,490,483
Class I
12-31-11	—	—	—	(66)	(66)	—	—	—	(944)	(944)
12-31-10	—	—	—	—	—	—	—	—	—	—
Class S
12-31-11	4,293,841	—	503,894	(5,739,298)	(941,563)	64,488,447	—	7,890,975	(85,476,273)	(13,096,851)
12-31-10	4,415,724	—	96,363	(3,335,907)	1,176,180	59,102,064	—	1,246,939	(42,188,754)	18,160,249
Class S2
12-31-11	29,848	—	87,406	(655,658)	(538,404)	450,974	—	1,362,655	(9,805,721)	(7,992,092)
12-31-10	71,100	—	14,474	(533,061)	(447,487)	965,686	—	186,281	(6,943,839)	(5,791,872)
PIMCO Total Return Bond
Class ADV
12-31-11	4,395,381	—	741,244	(353,217)	4,783,408	51,295,169	—	8,324,174	(4,002,196)	55,617,147
12-31-10	5,752,936	—	100,940	(105,467)	5,748,409	69,556,581	—	1,181,003	(1,248,928)	69,488,656
Class I
12-31-11	29,435,006	—	2,457,275	(31,599,746)	292,535	350,049,214	—	28,455,244	(373,971,507)	4,532,951
12-31-10	23,495,506	—	2,080,606	(20,937,256)	4,638,856	294,655,703	—	24,904,853	(259,894,539)	59,666,017
Class S
12-31-11	48,237,167	—	20,464,257	(71,364,620)	(2,663,196)	578,376,383	—	237,180,739	(853,750,333)	(38,193,211)
12-31-10	44,269,391	—	20,434,670	(62,853,104)	1,850,957	551,480,474	—	244,807,344	(776,828,393)	19,459,425
Class S2
12-31-11	568,442	—	483,802	(1,381,069)	(328,825)	6,871,988	—	5,583,068	(16,522,292)	(4,067,236)
12-31-10	686,327	—	459,473	(1,187,942)	(42,142)	8,466,784	—	5,481,509	(14,655,640)	(707,347)
Pioneer Mid Cap Value
Class ADV
12-31-11	155,045	—	3,952	(88,740)	70,257	1,682,562	—	40,398	(942,043)	780,917
12-31-10	263,001	—	1,990	(11,503)	253,488	2,612,029	—	20,956	(112,667)	2,520,318
Class I
12-31-11	8,877,877	—	283,004	(19,527,201)	(10,366,320)	101,374,988	—	2,949,789	(182,573,430)	(78,248,653)
12-31-10	4,949,015	—	282,309	(4,521,631)	709,693	48,691,338	—	3,006,025	(45,203,734)	6,493,629
Class S
12-31-11	922,052	—	642,678	(8,933,823)	(7,369,093)	10,003,949	—	6,661,105	(97,232,309)	(80,567,255)
12-31-10	2,005,346	—	465,136	(10,257,788)	(7,787,306)	19,884,070	—	4,891,937	(100,511,015)	(75,735,008)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Pioneer Mid Cap Value (continued)
Class S2
12-31-11	5,674	—	63	(1,340)	4,397	65,044	—	657	(15,125)	50,576
12-31-10	—	—	—	—	—	—	—	—	—	—
T. Rowe Price Capital Appreciation
Class ADV
12-31-11	2,489,829	—	94,233	(714,306)	1,869,756	56,722,799	—	2,127,147	(16,068,388)	42,781,558
12-31-10	2,346,113	—	51,710	(317,743)	2,080,080	49,018,186	—	1,120,961	(6,528,382)	43,610,765
Class I
12-31-11	4,438,343	—	409,160	(5,808,771)	(961,268)	102,413,226	—	9,393,491	(134,618,507)	(22,811,790)
12-31-10	9,125,610	—	351,366	(4,603,034)	4,873,942	191,393,434	—	7,767,901	(96,422,070)	102,739,265
Class S
12-31-11	10,218,971	—	2,647,095	(21,382,062)	(8,515,996)	239,158,161	—	60,881,934	(495,736,440)	(195,696,345)
12-31-10	8,720,294	—	2,382,543	(17,657,261)	(6,554,424)	184,890,160	—	52,294,597	(370,073,074)	(132,888,317)
Class S2
12-31-11	178,475	—	58,682	(609,196)	(372,039)	4,110,330	—	1,345,421	(14,016,337)	(8,560,586)
12-31-10	80,180	—	55,591	(578,953)	(443,182)	1,688,526	—	1,209,755	(12,165,007)	(9,266,726)
T. Rowe Price Equity Income
Class ADV
12-31-11	1,187,048	125,775	55,651	(600,851)	767,623	14,032,503	1,505,928	632,722	(7,029,427)	9,141,726
12-31-10	1,043,932	—	31,455	(339,121)	736,266	11,242,803	—	359,907	(3,563,057)	8,039,653
Class I
12-31-11	5,298,264	972,418	723,275	(14,464,199)	(7,470,242)	60,414,602	11,733,294	8,283,032	(169,778,323)	(89,347,395)
12-31-10	11,555,287	—	680,039	(6,236,477)	5,998,849	121,120,580	—	7,869,777	(68,963,285)	60,027,072
Class S
12-31-11	7,225,336	2,301,874	1,642,438	(11,518,620)	(348,972)	82,581,934	27,804,643	18,843,238	(133,684,514)	(4,454,699)
12-31-10	7,297,022	—	1,273,402	(12,930,984)	(4,360,560)	79,665,664	—	14,666,809	(137,252,647)	(42,920,174)
Class S2
12-31-11	1,122,679	177,412	137,521	(518,833)	918,779	13,048,900	2,128,936	1,566,631	(6,051,157)	10,693,310
12-31-10	1,522,747	—	90,869	(586,701)	1,026,915	16,346,628	—	1,040,339	(6,280,633)	11,106,334
T. Rowe Price International Stock
Class ADV
12-31-11	333,001	—	14,806	(398,816)	(51,009)	3,726,840	—	171,306	(4,437,435)	(539,289)
12-31-10	308,924	—	4,390	(299,191)	14,123	3,234,359	—	43,156	(2,942,571)	334,944
Class I
12-31-11	767,351	—	176,439	(12,171,811)	(11,228,021)	8,110,838	—	2,029,044	(142,229,311)	(132,089,429)
12-31-10	9,241,246	—	309,502	(8,711,059)	839,689	94,863,743	—	3,023,842	(97,824,649)	62,936
Class S
12-31-11	765,626	—	576,186	(2,847,483)	(1,505,671)	8,374,115	—	6,608,852	(31,130,192)	(16,147,225)
12-31-10	462,855	—	301,733	(4,470,362)	(3,705,774)	4,697,473	—	2,938,875	(46,002,008)	(38,365,660)
Class S2
12-31-11	45,543	—	547	(97,028)	(50,938)	545,615	—	6,321	(1,154,664)	(602,728)
12-31-10	51,341	—	—	(468)	50,873	567,766	—	—	(5,321)	562,445

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman securities had market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman securities held by BICR-Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents a realized loss to the Portfolios) and subject, in part, to the Portfolios’ continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Portfolios had complied with the requirements under the Capital Support Agreement and therefore the Portfolios could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

At December 31, 2011, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Artio Foreign	$12,184,137	$12,858,957
BlackRock Health Sciences Opportunities	1,451,364	1,503,673
Clarion Global Real Estate	12,140,320	12,752,654
FMR(SM) Diversified Mid Cap	27,251,641	28,059,946
Global Resources	1,959,295	2,010,017
Invesco Van Kampen Growth and Income	1,037,816	1,071,333
JPMorgan Emerging Markets Equity	52,256,270	54,590,505
Liquid Assets	1,214,775	1,242,362
Marsico Growth	4,452,375	4,545,557
MFS Total Return	2,678,516	2,745,866
Morgan Stanley Global Franchise	4,847,094	4,947,440
PIMCO Total Return Bond	15,327,226	15,831,825
T. Rowe Price Capital Appreciation	12,569,094	12,836,601
T. Rowe Price Equity Income	27,216,281	27,877,979
T. Rowe Price International Stock	7,330,238	7,627,123

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Certain Portfolios are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration. Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS (continued)

least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Risk. Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

NOTE 14 — REORGANIZATIONS

On January 21, 2011, T. Rowe Price Equity Income (“Acquiring Portfolio”) acquired all of the net assets of ING BlackRock Large Cap Value Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on January 11, 2011. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management and portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2011, are as follows:

Net investment income	$28,391,381
Net realized and unrealized loss on investments	$(37,636,753)
Net decrease in net assets resulting from operations	$(9,245,372)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since January 21, 2011. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
T. Rowe Price Equity Income	ING BlackRock Large Cap Value Portfolio	$43,173	$1,563,267	$33,620	$5,113	0.8628

The net assets of T. Rowe Price Equity Income after the acquisition were $1,606,440,161.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Artio Foreign	$—	$(938,093)	$938,093
BlackRock Health Sciences Opportunities	—	1,001,825	(1,001,825)
Clarion Global Real Estate	(8,886)	(5,562,574)	5,571,460
FMRSM Diversified Mid Cap	(1,214,315)	(261,383)	1,475,698
Global Resources	—	(2,315)	2,315
Invesco Van Kampen Growth and Income	—	862,339	(862,339)
JPMorgan Emerging Markets Equity	(329,004)	(7,234,433)	7,563,437
Marsico Growth(1)	(11,116,228)	(1,418)	11,117,646
MFS Total Return	—	420,197	(420,197)
MFS Utilities	—	2,036,784	(2,036,784)
Morgan Stanley Global Franchise	—	(28,622)	28,622
PIMCO Total Return Bond(2)	—	35,751,411	(35,751,411)
Pioneer Mid Cap Value	—	(923,868)	923,868
T. Rowe Price Capital Appreciation	—	(99,122)	99,122
T. Rowe Price Equity Income(3)	(23,105,784)	(301,074)	23,406,858
T. Rowe Price International Stock Portfolio	(24,469)	(501,260)	525,729

(1)	$11,116,228 relates to the expiration of capital loss carryforwards.

(2)	$35,751,411 relates to the tax treatment of swaps, foreign currency transactions and paydowns.

(3)	$23,105,784 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Artio Foreign	$11,720,448	$—	$—	$—
BlackRock Health Sciences Opportunities	1,136,153	—	—	—
Clarion Global Real Estate	14,427,852	—	34,408,351	—
FMRSM Diversified Mid Cap	2,508,492	—	1,891,747	—
Global Resources	5,910,647	—	8,490,761	—
Invesco Van Kampen Growth and Income	7,103,961	—	1,532,101	—
JPMorgan Emerging Markets Equity	9,852,860	35,076,857	5,689,366	56,173,035
Liquid Assets	428,943	—	145,568	—
Marsico Growth	2,087,307	—	4,467,945	—
MFS Total Return	22,901,332	—	4,654,346	—
MFS Utilities	19,998,743	—	13,214,902	—
Morgan Stanley Global Franchise	9,413,538	—	1,433,982	—
PIMCO Total Return Bond	233,251,624	46,291,601	268,124,273	8,250,436
Pioneer Mid Cap Value	9,651,949	—	7,918,918	—
T. Rowe Price Capital Appreciation	73,747,993	—	62,393,214	—
T. Rowe Price Equity Income	29,325,623	—	23,936,832	—
T. Rowe Price International Stock	8,815,523	—	6,005,873	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Artio Foreign	$2,744,917	$—	$(48,557,757)	$(1,106,184)	2015
				(247,541,855)	2016
				(297,755,976)	2017
				$(546,404,015)
BlackRock Health Sciences Opportunities	1,659,980	3,450,878	2,922,388	—	—
Clarion Global Real Estate	1,816,540	—	32,257,465	(13,571,241)	2015
				(76,339,565)	2016
				(138,763,608)	2017
				(9,567,152)	2018
				$(238,241,566)
FMRSM Diversified Mid Cap	—	—	49,952,704	(109,953,880)	2017
Global Resources	6,240,659	—	41,829,433	(164,060,330)	2017
Invesco Van Kampen Growth and Income	9,999,528	—	54,468,483	(48,544,158)	2017
JPMorgan Emerging Markets Equity	—	21,168,547	82,083,523	—	—
Liquid Assets	109,547	240	—	—	—
Marsico Growth	2,737,355	—	92,614,787	(116,725,262)	2016
				(51,567,144)	2017
				$(168,292,406)
MFS Total Return	21,286,482	—	64,927,318	(32,702,875)	2016
				(133,304,957)	2017
				$(166,007,832)
MFS Utilities	4,576,034	—	54,809,809	(83,219,840)	2017
				(11,988,077)	2018
				$(95,207,917)
Morgan Stanley Global Franchise	7,336,996	21,155,702	54,011,889	—	—
PIMCO Total Return Bond	116,244,055	—	127,662,341	(77,207,673)	N/A
Pioneer Mid Cap Value	811,746	—	(8,874,307)	(18,271,182)	2016
				(138,590,943)	2017
				$(156,862,125)
T. Rowe Price Capital Appreciation	10,475,478	116,553,027	234,452,909	—	—
T. Rowe Price Equity Income	3,359,892	—	58,769,203	(9,628,308)	2015
				(2,390,465)	2016
				(71,430,205)	2017
				(7,138,763)	2018
				$(90,587,741)
T. Rowe Price International Stock	754,914	—	(31,727,200)	(40,316,112)	2016
				(82,466,488)	2017
				$(122,782,600)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2011 no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios’ tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 16 — LITIGATION

On November 1, 2010, ING Funds Services, LLC, ING Series Fund, Inc, and other ING entities received a copy of a complaint (the “Complaint”) filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the matter of Official Committee of Unsecured Creditors of the Tribune Company v FitzSimons, et al (in re Tribune Co). The Complaint alleges that certain shareholders participated in transactions of a Leveraged Buy Out (“LBO”) through which Tribune became a private company in 2007. The Complaint further alleges that the LBO was designed to cash out the larger shareholders that collectively owned 33% of the Company’s shares after the share price began declining. Currently, neither ING Funds Services, LLC nor any of the funds have been served with an amended complaint. However, we anticipate that based on historical ownership T. Rowe Price Equity Income Portfolio (the “Subject Portfolio”) shall be named as a Defendant. The value of the shares sold by the Subject Portfolio in connection with the LBO was/is $18,125,400. The Bankruptcy Court has stayed all proceedings in this lawsuit until it makes its determination to accept the plaintiffs’ plan of reorganization.

Additionally, on June 3, 2011, The Subject Portfolio was served with another action in connection with the previously noted LBO and similar to the bankruptcy action. Deutsche Bank Trust Company Americas (as successor trustee) and Wilmington Trust Company (as successor indenture trustee) v. Peter W. King, et al, was filed in the U.S. District Court for the District of Arizona (“District Court”) and was received by service of process on June 22, 2011. As noted above, the value of the shares sold by the Subject Portfolio in connection with the LBO is $18,125,400. On December 19, 2011, the Multidistrict Litigation Panel (“MDL Panel”) ordered all Tribune actions filed to be transferred to the Southern District of New York, under the Honorable Richard Howell. Future proceedings for this action are also stayed in conjunction with the Bankruptcy Court’s ruling.

The Portfolio believes the claims raised in these actions are without merit and intended to vigorously defend against these actions.

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting this ASU.

NOTE 18 — SUBSEQUENT EVENTS

Subsequent to December 31, 2011, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Liquid Assets
Class I	$0.0001	February 1, 2012	Daily
Class S	$0.0000	February 1, 2012	Daily
Class S2	$0.0000	February 1, 2012	Daily

On January 12, 2012, the Board approved a proposal to reorganize Artio Foreign (“Disappearing Portfolio”) with and into ING Templeton Foreign Equity Portfolio (the “Reorganization”), which is not included in this report. The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about July 21, 2012.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING ARTIO FOREIGN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 83.5%
		Australia: 1.4%
133,398		Newcrest Mining Ltd.	$4,065,311	0.8
902,585		Other Securities	2,845,117	0.6
			6,910,428	1.4

		Canada: 5.5%
93,839		Barrick Gold Corp.	4,250,964	0.9
298,816	@	Ivanhoe Mines Ltd.	5,306,092	1.1
163,694		Potash Corp. of Saskatchewan, Inc.	6,766,287	1.4
279,950		Suncor Energy, Inc.	8,073,552	1.6
74,349		Other Securities(a)	2,320,028	0.5
			26,716,923	5.5

		China: 6.6%
48,639	@	Baidu.com ADR	5,664,984	1.2
2,043,030		Belle International Holdings	3,549,294	0.7
1,250,000		China Resources Enterprise	4,278,624	0.9
1,948,000		Dongfeng Motor Group Co., Ltd.	3,326,196	0.7
7,012,731		Other Securities(a)	15,332,254	3.1
			32,151,352	6.6

		Czech Republic: 1.2%
35,189		Komercni Banka AS	5,931,151	1.2

		Denmark: 1.8%
74,668		Novo-Nordisk A/S	8,578,100	1.8

		Finland: 0.3%
64,808		Other Securities	1,380,281	0.3

		France: 7.1%
97,908		Cie Generale D’Optique Essilor International S.A.	6,901,675	1.4
91,518		Groupe Danone	5,742,966	1.2
31,065	L	LVMH Moet Hennessy Louis Vuitton S.A.	4,375,950	0.9
48,129		Sanofi-Aventis	3,518,111	0.7
105,078		Schneider Electric S.A.	5,493,607	1.1
199,367		Other Securities	8,677,420	1.8
			34,709,729	7.1

		Germany: 6.4%
190,023		Fraport AG Frankfurt Airport Services Worldwide	9,338,707	1.9
78,153		Fresenius AG	7,226,940	1.5
392,483		Other Securities	14,445,904	3.0
			31,011,551	6.4

		Hong Kong: 2.1%
1,497,000		Hang Lung Properties Ltd.	4,249,362	0.9
2,869,652		Other Securities	6,141,497	1.2
			10,390,859	2.1

COMMON STOCK: (continued)
		India: 1.0%
1,169,899		Other Securities	$5,057,418	1.0

		Ireland: 1.1%
714,036		Dragon Oil Plc	5,078,878	1.1

		Israel: 0.7%
89,405		Teva Pharmaceutical Industries Ltd. ADR	3,608,386	0.7

		Italy: 0.5%
340,568		Other Securities	2,393,012	0.5

		Japan: 11.8%
31,894		Fanuc Ltd.	4,864,864	1.0
153,620	L	Honda Motor Co., Ltd.	4,679,404	1.0
193,128		Komatsu Ltd.	4,503,341	0.9
384,471		Nissan Motor Co., Ltd.	3,442,974	0.7
108,600		Softbank Corp.	3,189,373	0.7
146,947		Suzuki Motor Corp.	3,025,649	0.6
184,435		Toyota Motor Corp.	6,098,734	1.2
150,600		Uni-Charm Corp.	7,425,215	1.5
1,353,479		Other Securities	20,236,229	4.2
			57,465,783	11.8

		Lebanon: 0.3%
89,753	#	Solidere GDR	1,282,570	0.3

		Luxembourg: 0.8%
813,512		Other Securities	3,628,674	0.8

		Macau: 0.9%
1,622,900		Other Securities(a)	4,315,674	0.9

		Mexico: 0.2%
316,121		Other Securities	957,105	0.2

		Netherlands: 3.8%
361,219		Royal Dutch Shell PLC — Class A	13,252,766	2.7
98,749		Unilever NV	3,395,333	0.7
79,647		Other Securities	1,654,327	0.4
			18,302,426	3.8

		Nigeria: 0.8%
6,854,228		Nigerian Breweries PLC	3,987,531	0.8

		Romania: 1.2%
1,418,538		BRD-Groupe Societe Generale	4,554,469	0.9
14,656,000		Other Securities	1,271,508	0.3
			5,825,977	1.2

		Russia: 2.5%
66,654		Pharmstandard	3,467,026	0.7
3,277,720		Sberbank of Russian Federation	8,076,236	1.7

See Accompanying Notes to Financial Statements

ING ARTIO FOREIGN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Russia: (continued)
4,923		Other Securities	$430,449	0.1
			11,973,711	2.5

		South Korea: 0.8%
4,116		Samsung Electronics Co., Ltd.	3,786,053	0.8

		Spain: 0.5%
318,236		Other Securities	2,498,949	0.5

		Sweden: 1.2%
74,957	L	Elekta AB	3,241,085	0.7
176,374		Other Securities	2,675,323	0.5
			5,916,408	1.2

		Switzerland: 6.7%
46,415		Dufry Group	4,260,094	0.9
133,186		Novartis AG	7,603,999	1.6
20,134		Syngenta AG	5,916,387	1.2
264,264		Other Securities	14,858,275	3.0
			32,638,755	6.7

		Taiwan: 0.6%
1,153,000		Other Securities	2,880,885	0.6

		Ukraine: 0.0%
1,788,271		Other Securities	29,685	0.0

		United Kingdom: 15.7%
459,535		BG Group PLC	9,817,265	2.0
282,833		BHP Billiton PLC	8,268,752	1.7
370,478		Compass Group PLC	3,515,354	0.7
172,911		CRH PLC	3,432,024	0.7
215,660		Diageo PLC	4,712,155	1.0
251,152		GlaxoSmithKline PLC	5,722,687	1.2
577,221		HSBC Holdings PLC	4,406,499	0.9
86,660	@	Pharmstandard — Reg S GDR	1,218,847	0.2
255,092		Rolls-Royce Holdings PLC	2,953,474	0.6
4,118,660		Vodafone Group PLC	11,483,176	2.4
2,003,661		Other Securities	20,891,790	4.3
			76,422,023	15.7

		Total Common Stock
		(Cost $445,690,122)	405,830,277	83.5

PREFERRED STOCK: 0.6%
		Germany: 0.6%
19,740		Volkswagen AG	2,951,347	0.6

		Total Preferred Stock
		(Cost $3,251,405)	2,951,347	0.6

Principal Amount†		Value	Percentage of Net Assets

STRUCTURED PRODUCTS: 0.2%
	Ireland: 0.2%
231,829	Other Securities	$1,088,259	0.2

	Total Structured Products
	(Cost $1,092,749)	1,088,259	0.2

	Total Long-Term Investments
	(Cost $450,034,276)	409,869,883	84.3

SHORT-TERM INVESTMENTS: 11.2%
	Securities Lending Collateralcc(1): 2.6%
3,054,002	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $3,054,022, collateralized by various U.S. Government Agency Obligations, 5.000% – 6.000%, Market Value plus accrued interest $3,115,082, due 05/15/24 – 04/15/41)	3,054,002	0.6
3,054,002	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $3,054,042, collateralized by various U.S. Government Agency Obligations, 1.437% – 6.014%, Market Value plus accrued interest $3,115,082, due 06/01/17 – 09/01/44)	3,054,002	0.6
3,054,002	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $3,054,029, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000% – 5.500%, Market Value plus accrued interest $3,115,082, due 01/19/12 – 12/20/41)	3,054,002	0.6
642,949	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $642,956, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000% – 6.500%, Market Value plus accrued interest $655,808, due 06/28/12 – 11/01/41)	642,949	0.2

See Accompanying Notes to Financial Statements

ING ARTIO FOREIGN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
3,054,002	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $3,054,009, collateralized by various U.S. Government Securities, 1.875% – 4.000%, Market Value plus accrued interest $3,115,086, due 02/15/15 – 06/30/15)	$3,054,002	0.6
		12,858,957	2.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 8.6%
41,698,583	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $41,698,583)	41,698,583	8.6

	Total Short-Term Investments
	(Cost $54,557,540)	54,557,540	11.2

	Total Investments in Securities (Cost $504,591,816)	$464,427,423	95.5
	Assets in Excess of Other Liabilities	21,666,371	4.5
	Net Assets	$486,093,794	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.
Cost for federal income tax purposes is $513,001,275.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$14,397,233
Gross Unrealized Depreciation	(62,971,085)
Net Unrealized depreciation	$(48,573,852)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	15.0%
Consumer Staples	9.0
Energy	9.3
Financials	9.1
Health Care	11.8
Industrials	11.1
Information Technology	4.0
Materials	9.5
Telecommunications	4.4
Utilities	1.1
Short-Term Investments	11.2
Assets in Excess of Other Liabilities	4.5
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$6,910,428	$—	$6,910,428
Canada	26,716,923	—	—	26,716,923
China	8,164,127	23,987,225	—	32,151,352
Czech Republic	5,931,151	—	—	5,931,151
Denmark	—	8,578,100	—	8,578,100
Finland	—	1,380,281	—	1,380,281
France	—	34,709,729	—	34,709,729
Germany	—	31,011,551	—	31,011,551
Hong Kong	—	10,390,859	—	10,390,859
India	—	5,057,418	—	5,057,418
Ireland	—	5,078,878	—	5,078,878
Israel	3,608,386	—	—	3,608,386

See Accompanying Notes to Financial Statements

ING ARTIO FOREIGN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Italy	$—	$2,393,012	$—	$2,393,012
Japan	—	57,465,783	—	57,465,783
Lebanon	1,282,570	—	—	1,282,570
Luxembourg	—	3,628,674	—	3,628,674
Macau	—	4,315,674	—	4,315,674
Mexico	957,105	—	—	957,105
Netherlands	—	18,302,426	—	18,302,426
Nigeria	3,987,531	—	—	3,987,531
Romania	—	5,825,977	—	5,825,977
Russia	11,973,711	—	—	11,973,711
South Korea	—	3,786,053	—	3,786,053
Spain	—	2,498,949	—	2,498,949
Sweden	—	5,916,408	—	5,916,408
Switzerland	—	32,638,755	—	32,638,755
Taiwan	—	2,880,885	—	2,880,885
Ukraine	—	29,685	—	29,685
United Kingdom	—	76,422,023	—	76,422,023
Total Common Stock	62,621,504	343,208,773	—	405,830,277
Preferred Stock	—	2,951,347	—	2,951,347
Structured Products	—	1,088,259	—	1,088,259
Short-Term Investments	41,698,583	12,858,957	—	54,557,540
Total Investments, at value	$104,320,087	$360,107,336	$—	$464,427,423
Other Financial Instruments+
Futures	135,085	—	—	135,085
Forward Foreign Currency Contracts	—	133,467	—	133,467
Total Assets	$104,455,172	$360,240,803	$—	$464,695,975
Liabilities Table
Other Financial Instruments+
Futures	$(3,938)	$—	$—	$(3,938)
Forward Foreign Currency Contracts	—	(27,226)	—	(27,226)
Total Liabilities	$(3,938)	$(27,226)	$—	$(31,164)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$1,969,420	$—	$(1,969,420)	$—	$(492,355)	$492,355	$—	$—	$—
Total Investments, at value	$1,969,420	$—	$(1,969,420)	$—	$(492,355)	$492,355	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ING ARTIO FOREIGN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Artio Foreign Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston	British Pound	3,449,995	SELL	03/21/12	$5,341,283	$5,353,586	$(12,303)
Credit Suisse First Boston	EU Euro	823,574	SELL	03/21/12	1,073,117	1,066,704	6,413
Deutsche Bank AG	EU Euro	887,614	SELL	03/21/12	1,156,384	1,149,649	6,735
Deutsche Bank AG	EU Euro	6,203,408	SELL	03/21/12	8,114,679	8,034,734	79,945
Deutsche Bank AG	EU Euro	5,778,136	SELL	03/21/12	7,524,288	7,483,914	40,374
Goldman Sachs & Co.	Swiss Franc	4,869,340	SELL	03/21/12	5,180,149	5,193,105	(12,956)
UBS Warburg LLC	Swiss Franc	5,011,702	SELL	03/21/12	5,342,966	5,344,933	(1,967)
							$106,241

ING Artio Foreign Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
DAX Index	13	03/16/12	$2,481,719	$67,256
FTSE 100 Index	29	03/16/12	2,493,229	67,829
			$4,974,948	$135,085
Short Contracts
H-Shares Index	38	01/30/12	2,439,279	(3,938)
			$2,439,279	$(3,938)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$133,467
Equity contracts	Net Assets — Unrealized appreciation*	135,085
Total Asset Derivatives		$268,552
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$27,226
Equity contracts	Net Assets — Unrealized depreciation*	3,938
Total Liability Derivatives		$31,164

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$(3,466,408)	$(3,466,408)
Foreign exchange contracts	453,348	—	453,348
Total	$453,348	$(3,466,408)	$(3,013,060)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$131,147	$131,147
Foreign exchange contracts	67,026	—	67,026
Total	$67,026	$131,147	$198,173

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.1%
		Health Care: 93.3%
80,000		Abbott Laboratories	$4,498,400	2.2
79,600	@	Acorda Therapeutics, Inc.	1,897,664	0.9
121,520		Aetna, Inc.	5,126,929	2.5
86,800	@	Agilent Technologies, Inc.	3,031,924	1.5
71,796	@	Alexion Pharmaceuticals, Inc.	5,133,414	2.5
29,618		Allergan, Inc.	2,598,683	1.3
111,200		AmerisourceBergen Corp.	4,135,528	2.0
112,719		Amgen, Inc.	7,237,687	3.5
137,400	@	Ariad Pharmaceuticals, Inc.	1,683,150	0.8
34,900		Becton Dickinson & Co.	2,607,728	1.3
60,100	@	Biogen Idec, Inc.	6,614,005	3.2
76,400	@	BioMarin Pharmaceuticals, Inc.	2,626,632	1.3
239,834		Bristol-Myers Squibb Co.	8,451,750	4.1
108,647		Cardinal Health, Inc.	4,412,155	2.1
72,562	@	Celgene Corp.	4,905,191	2.4
34,000		Cigna Corp.	1,428,000	0.7
41,200	@	Cubist Pharmaceuticals, Inc.	1,632,344	0.8
45,100		Densply International, Inc.	1,578,049	0.8
187,300	@	Elan Corp. PLC ADR	2,573,502	1.2
62,200		Eli Lilly & Co.	2,585,032	1.3
23,200	@	Gen-Probe, Inc.	1,371,584	0.7
37,813	@	Gilead Sciences, Inc.	1,547,686	0.8
24,700		GlaxoSmithKline PLC ADR	1,127,061	0.5
221,000		GlaxoSmithKline PLC	5,035,651	2.4
46,900	@	Henry Schein, Inc.	3,021,767	1.5
226,300	@	Hologic, Inc.	3,962,513	1.9
45,600		Humana, Inc.	3,995,016	1.9
3,500	@	Intuitive Surgical, Inc.	1,620,535	0.8
109,900		Johnson & Johnson	7,207,242	3.5
24,200	@	Laboratory Corp. of America Holdings	2,080,474	1.0
50,791	@	Life Technologies Corp.	1,976,278	1.0
50,031		McKesson Corp.	3,897,915	1.9
56,300		Medicis Pharmaceutical Corp.	1,871,975	0.9
37,200	@	Medivation, Inc.	1,715,292	0.8
137,788		Medtronic, Inc.	5,270,391	2.6
181,400		Merck & Co., Inc.	6,838,780	3.3
20,300		Merck KGaA	2,021,555	1.0
104,400	@	Mylan Laboratories	2,240,424	1.1
528,130		Pfizer, Inc.	11,428,733	5.5
26,300		Quest Diagnostics	1,526,978	0.7
47,000		Roche Holding AG — Genusschein	7,948,562	3.9

COMMON STOCK: (continued)
		Health Care: (continued)
57,000		Sanofi-Aventis	$4,166,559	2.0
20,600		Shire PLC ADR	2,140,340	1.0
54,391		St. Jude Medical, Inc.	1,865,611	0.9
52,400		Stryker Corp.	2,604,804	1.3
52,800		Teva Pharmaceutical Industries Ltd. ADR	2,131,008	1.0
28,800	@	United Therapeutics Corp.	1,360,800	0.7
86,993		UnitedHealth Group, Inc.	4,408,805	2.1
27,200		WellPoint, Inc.	1,802,000	0.9
2,522,922		Other Securities(a)	19,156,100	9.3
			192,100,206	93.3

		Industrials: 1.8%
54,200		Danaher Corp.	2,549,568	1.2
56,700		Koninklijke Philips Electronics NV	1,189,660	0.6
			3,739,228	1.8

		Total Common Stock
		(Cost $191,490,350)	195,839,434	95.1

WARRANTS: 0.0%
		Health Care: 0.0%
133,228		Other Securities	39,969	0.0

		Total Warrants
		(Cost $—)	39,969	0.0

		Total Long-Term Investments
		(Cost $191,490,350)	195,879,403	95.1

Principal Amount		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.1%
	Securities Lending Collateralcc(1): 0.7%
503,673	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $503,680, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $513,746, due 06/01/17–09/01/44)	503,673	0.2

See Accompanying Notes to Financial Statements

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $1,020,000, due 01/19/12–12/20/41)	$1,000,000	0.5
		1,503,673	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.4%
8,981,547	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $8,981,547)	8,981,547	4.4

	Total Short-Term Investments
	(Cost $10,485,220)	10,485,220	5.1

	Total Investments in Securities (Cost $201,975,570)	$206,364,623	100.2
	Liabilities in Excess of Other Assets	(479,397)	(0.2)
	Net Assets	$205,885,226	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $203,437,055.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,167,777
Gross Unrealized Depreciation	(9,240,209)
Net Unrealized appreciation	$2,927,568

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Health Care	$172,059,338	$20,040,868	$—	$192,100,206
Industrials	2,549,568	1,189,660	—	3,739,228
Total Common Stock	174,608,906	21,230,528	—	195,839,434
Warrants	—	39,969	—	39,969
Short-Term Investments	8,981,547	1,503,673	—	10,485,220
Total Investments, at value	$183,590,453	$22,774,170	$—	$206,364,623
Other Financial Instruments+
Forward Foreign Currency Contracts	—	689,249	—	689,249
Total Assets	$183,590,453	$23,463,419	$—	$207,053,872

See Accompanying Notes to Financial Statements

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(89,429)	$—	$(89,429)
Total Liabilities	$—	$(89,429)	$—	$(89,429)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING BlackRock Health Sciences Opportunities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	EU Euro	311,000	BUY	01/18/12	$417,068	$402,561	$(14,507)
Citigroup, Inc.	EU Euro	245,000	BUY	01/18/12	337,366	317,130	(20,236)
Citigroup, Inc.	British Pound	310,000	BUY	01/18/12	499,701	481,346	(18,355)
							$(53,098)
Citigroup, Inc.	Swiss Franc	144,000	SELL	01/18/12	$153,269	$153,356	$(87)
Citigroup, Inc.	British Pound	297,000	SELL	01/18/12	459,418	461,160	(1,742)
Citigroup, Inc.	Swiss Franc	326,500	SELL	01/18/12	355,132	347,712	7,420
Citigroup, Inc.	EU Euro	99,000	SELL	01/18/12	135,222	128,147	7,075
Citigroup, Inc.	EU Euro	199,000	SELL	01/18/12	270,735	257,587	13,148
Citigroup, Inc.	EU Euro	120,000	SELL	01/18/12	165,515	155,329	10,186
Citigroup, Inc.	Swiss Franc	739,000	SELL	01/18/12	850,427	787,012	63,415
Citigroup, Inc.	EU Euro	309,000	SELL	01/18/12	432,670	399,972	32,698
Citigroup, Inc.	Swiss Franc	478,000	SELL	01/18/12	553,479	509,056	44,423
Citigroup, Inc.	Swiss Franc	742,000	SELL	01/18/12	826,969	790,207	36,762
Citigroup, Inc.	British Pound	2,481,000	SELL	01/18/12	3,832,195	3,852,317	(20,122)
Citigroup, Inc.	Swiss Franc	3,422,000	SELL	01/18/12	3,731,364	3,644,326	87,038
Citigroup, Inc.	EU Euro	4,399,000	SELL	01/18/12	5,867,940	5,694,100	173,840
Deutsche Bank AG	EU Euro	701,000	SELL	01/18/12	965,649	907,380	58,269
Deutsche Bank AG	EU Euro	372,000	SELL	01/18/12	517,582	481,520	36,062
Deutsche Bank AG	Swiss Franc	458,000	SELL	01/18/12	508,353	487,756	20,597
Deutsche Bank AG	Canadian Dollar	444,000	SELL	01/18/12	421,266	435,646	(14,380)
Royal Bank of Scotland	British Pound	136,500	SELL	01/18/12	213,613	211,947	1,666
UBS Warburg LLC	Swiss Franc	946,000	SELL	01/18/12	1,010,355	1,007,462	2,893
UBS Warburg LLC	British Pound	320,000	SELL	01/18/12	512,814	496,873	15,941
UBS Warburg LLC	EU Euro	590,000	SELL	01/18/12	835,347	763,700	71,647
UBS Warburg LLC	EU Euro	72,000	SELL	01/18/12	99,367	93,198	6,169
							$652,918

See Accompanying Notes to Financial Statements

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$689,249
Total Asset Derivatives		$689,249
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$89,429
Total Liability Derivatives		$89,429

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amoun of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$1,064,307
Total	$1,064,307

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$599,820
Total	$599,820

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.7%
		Australia: 9.9%
4,735,071		Dexus Property Group	$4,012,792	1.1
6,033,500		Goodman Group	3,508,065	0.9
1,157,840		GPT Group	3,628,983	1.0
4,158,600		Investa Office Fund	2,542,985	0.7
1,556,020		Stockland	5,083,185	1.3
1,253,302		Westfield Group	9,999,312	2.7
2,180,452		Westfield Retail Trust	5,556,869	1.5
1,832,774		Other Securities	2,783,071	0.7
			37,115,262	9.9

		Brazil: 0.4%
158,400		Other Securities	1,713,422	0.4

		Canada: 3.3%
247,700		Brookfield Properties Co.	3,874,028	1.1
175,300	L	RioCan Real Estate Investment Trust	4,547,906	1.2
152,000		Other Securities(a)	3,838,638	1.0
			12,260,572	3.3

		China: 0.4%
1,923,000		Other Securities(a)	1,696,497	0.4

		France: 3.9%
52,279		Unibail	9,356,521	2.5
115,027		Other Securities(a)	5,333,782	1.4
			14,690,303	3.9

		Germany: 0.6%
74,870		Other Securities	2,169,428	0.6

		Hong Kong: 11.2%
798,470		Cheung Kong Holdings Ltd.	9,471,760	2.5
1,212,694		Hang Lung Properties Ltd.	3,442,335	0.9
537,013		Hongkong Land Holdings Ltd.	2,433,953	0.7
1,833,600		Link Real Estate Investment Trust	6,743,422	1.8
946,400		Sun Hung Kai Properties Ltd.	11,827,082	3.1
3,081,292		Other Securities(a)	8,175,215	2.2
			42,093,767	11.2

		Japan: 11.7%
59,817		Daito Trust Construction Co., Ltd.	5,121,929	1.3
476		Japan Real Estate Investment Corp.	3,705,964	1.0
727,957		Mitsubishi Estate Co., Ltd.	10,854,865	2.9
585,082		Mitsui Fudosan Co., Ltd.	8,531,495	2.3
301,366		Other Securities(a)	15,725,942	4.2
			43,940,195	11.7

COMMON STOCK: (continued)
		Netherlands: 0.3%
24,910		Other Securities	$1,078,626	0.3

		Singapore: 4.0%
3,058,000		CapitaCommercial Trust	2,488,642	0.6
2,380,050		CapitaLand Ltd.	4,050,483	1.1
2,033,179		CapitaMall Trust	2,662,033	0.7
2,799,500	@	Global Logistic Properties Ltd.	3,784,558	1.0
1,584,500		Other Securities	2,232,574	0.6
			15,218,290	4.0

		Sweden: 0.5%
161,340		Other Securities	1,839,667	0.5

		Switzerland: 0.7%
35,870		Other Securities	2,763,793	0.7

		United Kingdom: 4.3%
483,037		British Land Co. PLC	3,466,898	0.9
125,910		Derwent Valley Holdings PLC	3,051,565	0.8
700,189		Hammerson PLC	3,909,924	1.1
1,281,428		Other Securities	5,714,518	1.5
			16,142,905	4.3

		United States: 46.5%
84,425		AvalonBay Communities, Inc.	11,025,905	2.9
114,400		Boston Properties, Inc.	11,394,240	3.0
89,000		BRE Properties, Inc.	4,492,720	1.2
243,900		DDR Corp.	2,968,263	0.8
183,000		Equity Residential	10,436,490	2.8
36,300		Essex Property Trust, Inc.	5,100,513	1.3
50,500		Federal Realty Investment Trust	4,582,875	1.2
405,382		General Growth Properties, Inc.	6,088,838	1.6
162,500		HCP, Inc.	6,732,375	1.8
103,800		Health Care Real Estate Investment Trust, Inc.	5,660,214	1.5
512,321		Host Hotels & Resorts, Inc.	7,566,981	2.0
161,000		Kimco Realty Corp.	2,614,640	0.7
157,700		Liberty Property Trust	4,869,776	1.3
149,165		Macerich Co.	7,547,749	2.0
56,400		Post Properties, Inc.	2,465,808	0.7
340,827		ProLogis, Inc.	9,744,244	2.6
69,094		Public Storage, Inc.	9,290,379	2.5
164,161		Simon Property Group, Inc.	21,166,919	5.6
95,200		SL Green Realty Corp.	6,344,128	1.7
69,500		Starwood Hotels & Resorts Worldwide, Inc.	3,333,915	0.9

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United States: (continued)
66,800	Taubman Centers, Inc.	$4,148,280	1.1
260,675	UDR, Inc.	6,542,942	1.7
140,470	Ventas, Inc.	7,744,111	2.1
114,131	Vornado Realty Trust	8,772,109	2.3
178,100	Other Securities	4,454,237	1.2
		175,088,651	46.5

	Total Common Stock
	(Cost $291,381,325)	367,811,378	97.7

Principal Amount		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.4%
	Securities Lending Collateralcc(1): 3.4%
3,028,755	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $3,028,775, collateralized by various U.S. Government Agency Obligations, 5.000%–6.000%, Market Value plus accrued interest $3,089,330, due 05/15/24–04/15/41)	3,028,755	0.8
3,028,755	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $3,028,795, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $3,089,330, due 06/01/17–09/01/44)	3,028,755	0.8
3,028,755	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $3,028,782, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $3,089,330, due 01/19/12–12/20/41)	3,028,755	0.8

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
637,634	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $637,641, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $650,387, due 06/28/12–11/01/41)	$637,634	0.2
3,028,755	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $3,028,762, collateralized by various U.S. Government Securities, 1.875%–4.000%, Market Value plus accrued interest $3,089,334, due 02/15/15–06/30/15)	3,028,755	0.8
		12,752,654	3.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.0%
7,509,114	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $7,509,114)	7,509,114	2.0

	Total Short-Term Investments
	(Cost $20,261,768)	20,261,768	5.4

	Total Investments in Securities (Cost $311,643,093)	$388,073,146	103.1
	Liabilities in Excess of Other Assets	(11,685,829)	(3.1)
	Net Assets	$376,387,317	100.0

“Other Securities”represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains loaned securities.

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Cost for federal income tax purposes is $355,838,146.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$86,901,877
Gross Unrealized Depreciation	(54,666,877)
Net Unrealized appreciation	$32,235,000

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	0.9%
Financials — REITS	96.8
Short-Term Investments	5.4
Liabilities in Excess of Other Assets	(3.1)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$37,115,262	$—	$37,115,262
Brazil	1,713,422	—	—	1,713,422
Canada	12,260,572	—	—	12,260,572
China	—	1,696,497	—	1,696,497
France	—	14,690,303	—	14,690,303
Germany	—	2,169,428	—	2,169,428
Hong Kong	—	42,093,767	—	42,093,767
Japan	—	43,940,195	—	43,940,195
Netherlands	—	1,078,626	—	1,078,626
Singapore	—	15,218,290	—	15,218,290
Sweden	—	1,839,667	—	1,839,667
Switzerland	—	2,763,793	—	2,763,793
United Kingdom	—	16,142,905	—	16,142,905
United States	175,088,651	—	—	175,088,651
Total Common Stock	189,062,645	178,748,733	—	367,811,378
Short-Term Investments	7,509,114	12,752,654	—	20,261,768
Total Investments, at value	$196,571,759	$191,501,387	$—	$388,073,146

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$298,194	$—	$(298,194)	$—	$(74,549)	$74,549	$—	$—	$—
Total Investments, at value	$298,194	$—	$(298,194)	$—	$(74,549)	$74,549	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.2%
		Consumer Discretionary: 19.6%
1,036,525		Advance Auto Parts, Inc.	$72,173,236	6.6
205,775	@	Discovery Communications, Inc. — Class A	8,430,602	0.8
664,423		Hasbro, Inc.	21,188,449	1.9
385,328		Ross Stores, Inc.	18,314,640	1.7
482,050	@	Sally Beauty Holdings, Inc.	10,185,717	0.9
169,638		Starbucks Corp.	7,805,044	0.7
1,858,918		Sun TV Network Ltd.	9,600,352	0.9
345,165		Time Warner, Inc.	12,474,263	1.1
6,289,104		Other Securities(a)	54,306,714	5.0
			214,479,017	19.6

		Consumer Staples: 2.8%
9,748,000	L	Want Want China Holdings Ltd.	9,709,800	0.9
3,236,910		Other Securities	20,662,054	1.9
			30,371,854	2.8

		Energy: 6.9%
208,035	@	Atwood Oceanics, Inc.	8,277,713	0.8
129,118	@	Dresser-Rand Group, Inc.	6,444,279	0.6
180,784		Ensco International PLC ADR	8,482,385	0.8
599,625	@	Helix Energy Solutions Group, Inc.	9,474,075	0.9
527,013	@	Nabors Industries Ltd.	9,138,406	0.8
1,346,135		Other Securities(a)	33,413,390	3.0
			75,230,248	6.9

		Financials: 10.3%
28,408		CME Group, Inc.	6,922,177	0.6
642,819	@	Invesco Ltd.	12,914,234	1.2
320,616		Protective Life Corp.	7,233,097	0.7
505,625		Reinsurance Group of America, Inc.	26,418,906	2.4
151,100		State Street Corp.	6,090,841	0.6
806,890		TD Ameritrade Holding Corp.	12,627,829	1.1
4,110,514		Other Securities	40,426,860	3.7
			112,633,944	10.3

		Health Care: 17.4%
181,300	@	Agilent Technologies, Inc.	6,332,809	0.6
160,315	@	Alexion Pharmaceuticals, Inc.	11,462,523	1.0
1,766,431	@	Allscripts Healthcare Solutions, Inc.	33,456,203	3.1
232,652	@, L	Athenahealth, Inc.	11,427,866	1.0
212,076	@	Cerner Corp.	12,989,655	1.2
136,272	@	Edwards Lifesciences Corp.	9,634,430	0.9

COMMON STOCK: (continued)
		Health Care: (continued)
208,285		McKesson Corp.	$16,227,484	1.5
186,076	@	Thermo Fisher Scientific, Inc.	8,367,838	0.8
563,153	@	Vertex Pharmaceuticals, Inc.	18,702,311	1.7
3,720,174		Other Securities(a)	61,280,923	5.6
			189,882,042	17.4

		Industrials: 7.7%
161,072		Equifax, Inc.	6,239,929	0.6
240,986		Republic Services, Inc.	6,639,164	0.6
3,188,689		Other Securities(a)	71,277,847	6.5
			84,156,940	7.7

		Information Technology: 24.9%
188,700		Analog Devices, Inc.	6,751,686	0.6
2,221,717		Applied Materials, Inc.	23,794,589	2.2
607,096	@	eBay, Inc.	18,413,222	1.7
489,211	@	Electronic Arts, Inc.	10,077,747	0.9
299,678	@	Fiserv, Inc.	17,603,086	1.6
161,882		Gemalto NV	7,845,843	0.7
212,537		Ingenico	7,656,547	0.7
447,026		Intuit, Inc.	23,509,097	2.2
189,936	@	Itron, Inc.	6,794,011	0.6
184,700		Kakaku.com, Inc.	6,772,617	0.6
136,800		KLA-Tencor Corp.	6,600,600	0.6
765,788	@	Marvell Technology Group Ltd.	10,606,164	1.0
63,623		Mastercard, Inc.	23,719,927	2.2
1,006,133		Xerox Corp.	8,008,819	0.7
12,547,569		Other Securities(a)	93,821,105	8.6
			271,975,060	24.9

		Materials: 6.1%
572,200		Iamgold Corp.	9,087,800	0.8
131,400		Kinross Gold Corp.	1,497,960	0.1
777,545		Kinross Gold Corp.	8,876,416	0.8
493,833		Newcrest Mining Ltd.	15,049,588	1.4
175,600		Newmont Mining Corp.	10,537,756	1.0
1,041,717		Other Securities(a)	21,308,041	2.0
			66,357,561	6.1

		Telecommunications: 0.5%
289,534	@	NII Holdings, Inc.	6,167,074	0.5

		Total Common Stock
		(Cost $983,054,417)	1,051,253,740	96.2

WARRANTS: 0.0%
		Industrials: 0.0%
164,575		Other Securities	130,609	0.0

		Total Warrants
		(Cost $22,540)	130,609	0.0

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 0.0%
	Consumer Staples: 0.0%
INR 993,140	Other Securities	$19,203	0.0

	Total Corporate Bonds/Notes
	(Cost $19,896)	19,203	0.0

	Total Long-Term Investments
	(Cost $983,096,853)	1,051,403,552	96.2

SHORT-TERM INVESTMENTS: 6.2%
	Securities Lending Collateralcc(1): 2.5%
6,664,237	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $6,664,310, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $6,797,522, due 06/28/12–11/01/41)	6,664,237	0.6
6,664,237	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $6,664,310, collateralized by various U.S. Government Agency Obligations, 2.163%–6.500%, Market Value plus accrued interest $6,797,522, due 04/01/20–12/01/48)	6,664,237	0.6
6,664,237	JPMorgan Chase & Co., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $6,664,274, collateralized by various U.S. Government Agency Obligations, 2.134%–5.939%, Market Value plus accrued interest $6,797,538, due 06/01/24–03/01/41)	6,664,237	0.6
6,664,237	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $6,664,295, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.375%, Market Value plus accrued interest $6,797,522, due 11/15/12–10/01/44)	6,664,237	0.6

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,402,998	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $1,403,000, collateralized by various U.S. Government Securities, 0.000%–4.250%, Market Value plus accrued interest $1,431,059, due 08/15/12–11/15/40)	$1,402,998	0.1
		28,059,946	2.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.7%
40,100,384	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $40,100,384)	40,100,384	3.7

	Total Short-Term Investments
	(Cost $68,160,330)	68,160,330	6.2

	Total Investments in Securities (Cost $1,051,257,183)	$1,119,563,882	102.4
	Liabilities in Excess of Other Assets	(26,446,080)	(2.4)
	Net Assets	$1,093,117,802	100.0

“Other Securities”represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains loaned securities.

INR	Indian Rupee

Cost for federal income tax purposes is $1,069,610,609.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$149,656,566
Gross Unrealized Depreciation	(99,703,293)
Net Unrealized appreciation	$49,953,273

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$184,692,241	$29,786,776	$—	$214,479,017
Consumer Staples	16,372,971	13,998,883	—	30,371,854
Energy	75,230,248	—	—	75,230,248
Financials	98,767,104	13,866,840	—	112,633,944
Health Care	181,363,578	8,518,464	—	189,882,042
Industrials	70,953,564	13,203,376	—	84,156,940
Information Technology	230,808,950	41,166,110	—	271,975,060
Materials	51,307,973	15,049,588	—	66,357,561
Telecommunications	6,167,074	—	—	6,167,074
Total Common Stock	915,663,703	135,590,037	—	1,051,253,740
Warrants	8,501	122,108	—	130,609
Corporate Bonds/Notes	—	19,203	—	19,203
Short-Term Investments	40,100,384	28,059,946	—	68,160,330
Total Investments, at value	$955,772,588	$163,791,294	$—	$1,119,563,882

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Common Stock	$12,781	$—	$—	$—	$—	$(12,781)	$—	$—	$—
Short-Term Investments	1,399,039	—	(1,399,039)	—	(349,760)	349,760	—	—	—
Total Investments, at value	$1,411,820	$—	$(1,399,039)	$—	$(349,760)	$336,979	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ING GLOBAL RESOURCES PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.9%
		Argentina: 0.9%
245,500		YPF SA ADR	$8,513,940	0.9

		Canada: 9.0%
499,805		Barrick Gold Corp.	22,616,176	2.5
221,300		Centerra Gold, Inc.	3,910,086	0.4
506,694		GoldCorp, Inc.	22,421,210	2.5
451,800	@	Harry Winston Diamond Corp.	4,816,244	0.5
1,139,900	@	Lundin Mining Corp.	4,330,221	0.5
401,496		Teck Cominco Ltd. — Class B	14,128,644	1.6
545,742		Trican Well Services Ltd.	9,401,494	1.0
			81,624,075	9.0

		France: 1.6%
155,596		Technip S.A.	14,587,081	1.6

		Netherlands: 4.5%
550,342		Royal Dutch Shell PLC — Class A ADR	40,224,497	4.5

		Norway: 2.5%
872,200	L	Statoil ASA ADR	22,337,042	2.5

		United Kingdom: 4.6%
250,100		Antofagasta PLC	4,729,994	0.5
707,069		BG Group PLC	15,105,451	1.7
375,954		Ensco International PLC ADR	17,639,761	1.9
41,900		Randgold Resources Ltd. ADR	4,277,990	0.5
			41,753,196	4.6

		United States: 74.8%
382,300		Anadarko Petroleum Corp.	29,180,959	3.2
789,947		Arch Coal, Inc.	11,462,131	1.3
568,200	@	Basic Energy Services, Inc.	11,193,540	1.2
545,800	@	Cameron International Corp.	26,847,902	3.0
605,779		Chevron Corp.	64,454,886	7.1
281,576		Cimarex Energy Co.	17,429,554	1.9
183,600		Cliffs Natural Resources, Inc.	11,447,460	1.3
438,100		Devon Energy Corp.	27,162,200	3.0
142,000		Domtar Corp.	11,354,320	1.3
368,400	@, L	Energy XXI Bermuda Ltd.	11,744,592	1.3
342,200		EOG Resources, Inc.	33,710,122	3.7
304,100		EQT Corp.	16,661,639	1.9
928,858		ExxonMobil Corp.	78,730,004	8.7
312,600		Freeport-McMoRan Copper & Gold, Inc.	11,500,554	1.3
494,300	@, L	FX Energy, Inc.	2,372,640	0.3
1,108,628		Halliburton Co.	38,258,752	4.2
477,600		Hess Corp.	27,127,680	3.0

COMMON STOCK: (continued)
		United States: (continued)
889,800	@	Key Energy Services, Inc.	$13,765,206	1.5
164,100	@	Laredo Petroleum Holdings, Inc.	3,659,430	0.4
972,000		Marathon Oil Corp.	28,450,440	3.2
509,200		Murphy Oil Corp.	28,382,808	3.2
522,912		National Oilwell Varco, Inc.	35,552,787	3.9
369,400		Newmont Mining Corp.	22,167,694	2.5
98,000		Occidental Petroleum Corp.	9,182,600	1.0
243,100		Patterson-UTI Energy, Inc.	4,857,138	0.5
363,100		Range Resources Corp.	22,490,414	2.5
548,400	@	Rowan Cos., Inc.	16,632,972	1.8
462,725		Schlumberger Ltd.	31,608,745	3.5
450,100	@	Southwestern Energy Co.	14,376,194	1.6
299,200	@	Unit Corp.	13,882,880	1.5
			675,648,243	74.8

		Total Common Stock
		(Cost $825,809,877)	884,688,074	97.9

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc(1): 0.2%
10,017	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $10,017, collateralized by various U.S. Government Agency Obligations, 5.000%–6.000%, Market Value plus accrued interest $10,217, due 05/15/24–04/15/41)	10,017	0.0
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,000,013, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $1,020,000, due 06/01/17–09/01/44)	1,000,000	0.1

See Accompanying Notes to Financial Statements

ING GLOBAL RESOURCES PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government and U.S. Government Agency Obligations,
	0.000%–5.500%, Market Value plus accrued interest $1,020,000, due 01/19/12–12/20/41)	$1,000,000	0.1
		2,010,017	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
20,358,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $20,358,000)	20,358,000	2.3

	Total Short-Term Investments
	(Cost $22,368,017)	22,368,017	2.5

	Total Investments in Securities (Cost $848,177,894)	$907,056,091	100.4
	Liabilities in Excess of Other Assets	(3,240,197)	(0.4)
	Net Assets	$903,815,894	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
Cost for federal income tax purposes is $865,228,094.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$97,332,801
Gross Unrealized Depreciation	(55,504,804)
Net Unrealized appreciation	$41,827,997

Sector Diversification	Percentage of Net Assets
Energy	82.5%
Materials	15.4
Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Argentina	$8,513,940	$—	$—	$8,513,940
Canada	81,624,075	—	—	81,624,075
France	—	14,587,081	—	14,587,081
Netherlands	40,224,497	—	—	40,224,497
Norway	22,337,042	—	—	22,337,042
United Kingdom	17,639,761	24,113,435	—	41,753,196
United States	675,648,243	—	—	675,648,243
Total Common Stock	845,987,558	38,700,516	—	884,688,074
Short-Term Investments	20,358,000	2,010,017	—	22,368,017
Total Investments, at value	$866,345,558	$40,710,533	$—	$907,056,091

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING GLOBAL RESOURCES PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$627,459	$—	$(627,459)	$—	$(156,865)	$156,865	$—	$—	$—
Total Investments, at value	$627,459	$—	$(627,459)	$—	$(156,865)	$156,865	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.5%
		Consumer Discretionary: 9.9%
491,431		Comcast Corp. — Class A	$11,651,829	2.2
241,074		Home Depot, Inc.	10,134,751	1.9
123,947		Time Warner Cable, Inc.	7,879,311	1.5
283,735		Time Warner, Inc.	10,254,183	1.9
262,171		Viacom — Class B	11,905,185	2.2
60,668		Other Securities(a)	1,094,451	0.2
			52,919,710	9.9

		Consumer Staples: 12.1%
188,132		Archer-Daniels-Midland Co.	5,380,575	1.0
441,998		Avon Products, Inc.	7,721,705	1.4
79,427		Coca-Cola Co.	5,557,507	1.0
152,392		Kraft Foods, Inc.	5,693,365	1.1
209,225		Procter & Gamble Co.	13,957,400	2.6
252,684		Sysco Corp.	7,411,222	1.4
239,354		Unilever NV ADR	8,226,597	1.5
161,339		Walgreen Co.	5,333,867	1.0
80,752		Other Securities	5,804,019	1.1
			65,086,257	12.1

		Energy: 13.4%
195,928		Anadarko Petroleum Corp.	14,955,184	2.8
82,309		Devon Energy Corp.	5,103,158	0.9
87,983		ExxonMobil Corp.	7,457,439	1.4
146,931		Hess Corp.	8,345,681	1.5
60,478		Occidental Petroleum Corp.	5,666,789	1.1
182,094		Royal Dutch Shell PLC — Class A ADR	13,309,250	2.5
67,635		Schlumberger Ltd.	4,620,147	0.9
145,635		Williams Cos., Inc.	4,808,868	0.9
151,891		Other Securities	7,414,512	1.4
			71,681,028	13.4

		Financials: 17.9%
182,171		BB&T Corp.	4,585,244	0.8
421,521		Charles Schwab Corp.	4,746,326	0.9
298,300		Citigroup, Inc.	7,848,273	1.5
667,225		JPMorgan Chase & Co.	22,185,231	4.1
510,745		Marsh & McLennan Cos., Inc.	16,149,757	3.0
182,653		PNC Financial Services Group, Inc.	10,533,599	1.9
116,555		State Street Corp.	4,698,332	0.9
210,760		Wells Fargo & Co.	5,808,546	1.1
754,857		Other Securities	19,783,775	3.7
			96,339,083	17.9

		Health Care: 12.7%
301,984		Bristol-Myers Squibb Co.	10,641,916	2.0

COMMON STOCK: (continued)
		Health Care: (continued)
183,640		Medtronic, Inc.	$7,024,230	1.3
264,536		Merck & Co., Inc.	9,973,007	1.8
728,337		Pfizer, Inc.	15,761,213	2.9
219,670		UnitedHealth Group, Inc.	11,132,875	2.1
359,576		Other Securities	13,827,029	2.6
			68,360,270	12.7

		Industrials: 8.4%
1,320,691		General Electric Co.	23,653,576	4.4
196,083		Ingersoll-Rand PLC	5,974,649	1.1
245,487		Tyco International Ltd.	11,466,698	2.1
117,149		Other Securities	4,077,956	0.8
			45,172,879	8.4

		Information Technology: 11.6%
194,598	@	Amdocs Ltd.	5,551,881	1.0
352,595	@	Dell, Inc.	5,158,465	1.0
426,827	@	eBay, Inc.	12,945,663	2.4
258,266		Hewlett-Packard Co.	6,652,932	1.2
194,482		Intel Corp.	4,716,188	0.9
450,849		Microsoft Corp.	11,704,040	2.2
286,695		Western Union Co.	5,235,051	1.0
1,144,333		Other Securities	10,304,077	1.9
			62,268,297	11.6

		Materials: 1.0%
66,844		PPG Industries, Inc.	5,580,806	1.0

		Telecommunications: 3.4%
188,933		Verizon Communications, Inc.	7,579,992	1.4
382,007		Vodafone Group PLC ADR	10,707,656	2.0
			18,287,648	3.4

		Utilities: 4.1%
209,329		American Electric Power Co., Inc.	8,647,381	1.6
114,705		Edison International	4,748,787	0.9
114,906		FirstEnergy Corp.	5,090,336	1.0
45,572		Other Securities	3,329,034	0.6
			21,815,538	4.1

		Total Common Stock
		(Cost $451,604,318)	507,511,516	94.5

EXCHANGE-TRADED FUNDS: 0.2%
68,271		Other Securities	1,167,434	0.2

		Total Exchange- Traded Funds
		(Cost $1,154,611)	1,167,434	0.2

		Total Long-Term Investments
		(Cost $452,758,929)	508,678,950	94.7

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.4%
	Securities Lending Collateralcc(1): 0.2%
71,333	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $71,334, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $72,760, due 06/01/17–09/01/44)	$71,333	0.0
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $1,020,000, due 01/19/12–12/20/41)	1,000,000	0.2
		1,071,333	0.2

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 5.2%
27,956,106	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $27,956,106)	27,956,106	5.2

	Total Short-Term Investments
	(Cost $29,027,439)	$29,027,439	5.4

	Total Investments in Securities (Cost $481,786,368)	$537,706,389	100.1
	Liabilities in Excess of Other Assets	(561,708)	(0.1)
	Net Assets	$537,144,681	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.
Cost for federal income tax purposes is $483,237,906.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$79,214,731
Gross Unrealized Depreciation	(24,746,248)
Net Unrealized appreciation	$54,468,483

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$52,919,710	$—	$—	$52,919,710
Consumer Staples	65,086,257	—	—	65,086,257
Energy	71,681,028	—	—	71,681,028
Financials	96,339,083	—	—	96,339,083
Health Care	68,360,270	—	—	68,360,270
Industrials	45,172,879	—	—	45,172,879
Information Technology	60,079,836	2,188,461	—	62,268,297
Materials	5,580,806	—	—	5,580,806
Telecommunications	18,287,648	—	—	18,287,648
Utilities	21,815,538	—	—	21,815,538
Total Common Stock	505,323,055	2,188,461	—	507,511,516

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Asset Table Investments, at value (continued)	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Exchange-Traded Funds	$1,167,434	$—	$—	$1,167,434
Short-Term Investments	27,956,106	1,071,333	—	29,027,439
Total Investments, at value	$534,446,595	$3,259,794	$—	$537,706,389
Other Financial Instruments+
Forward Foreign Currency Contracts	—	719,090	—	719,090
Total Assets	$534,446,595	$3,978,884	$—	$538,425,479

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$1,344,375	$—	$(1,344,375)	$—	$(336,093)	$336,093	$—	$—	$—
Total Investments, at value	$1,344,375	$—	$(1,344,375)	$—	$(336,093)	$336,093	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Invesco Van Kampen Growth and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon Corp.	EU Euro	9,593,248	SELL	01/12/12	$12,904,070	$12,417,062	$487,008
State Street Bank	EU Euro	3,362,417	SELL	01/12/12	4,523,527	4,352,159	171,368
State Street Bank	British Pound	4,911,898	SELL	01/12/12	7,687,980	7,627,266	60,714
							$719,090

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$719,090
Total Asset Derivatives		$719,090

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$921,458
Total	$921,458

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$719,090
Total	$719,090

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.8%
		Brazil: 17.1%
745,535		Cia de Bebidas das Americas ADR	$26,906,358	3.1
561,440		Cielo SA	14,508,193	1.7
986,700		Itau Unibanco Holding S.A.	17,980,396	2.1
1,615,300	@	OGX Petroleo e Gas Participacoes S.A.	11,794,872	1.4
1,164,887		Petroleo Brasileiro SA ADR	27,363,196	3.2
544,800		Ultrapar Participacoes SA	9,349,443	1.1
1,558,981		Vale SA ADR	32,115,009	3.7
644,700		Weg S.A.	6,491,069	0.8
			146,508,536	17.1

		Chile: 2.2%
248,301		Banco Santander Chile S.A. ADR	18,796,386	2.2

		China: 17.3%
4,015,500	L	Anhui Conch Cement Co., Ltd.	11,848,954	1.4
26,874,950		China Construction Bank	18,667,630	2.2
9,797,037		China Merchants Bank Co., Ltd.	19,688,005	2.3
2,321,000		China Mobile Ltd.	22,549,880	2.6
15,081,000		CNOOC Ltd.	26,297,413	3.1
351,644	@	New Oriental Education & Technology Group ADR	8,457,038	1.0
2,509,500	L	Ping An Insurance Group Co. of China Ltd.	16,464,260	1.9
2,380,000	L	Tsingtao Brewery Co., Ltd.	13,154,634	1.6
4,211,000		Other Securities(a)	10,499,972	1.2
			147,627,786	17.3

		Egypt: 0.6%
164,438		Other Securities	5,516,911	0.6

		Hong Kong: 6.3%
5,539,600		AIA Group Ltd.	17,244,345	2.0
2,502,000		Hang Lung Properties Ltd.	7,102,140	0.8
258,000		Jardine Matheson Holdings Ltd.	12,138,900	1.4
9,550,000		Li & Fung Ltd.	17,597,034	2.1
			54,082,419	6.3

		Hungary: 0.6%
374,323		Other Securities(a)	4,928,317	0.6

		India: 11.3%
460,306		ACC Ltd.	9,848,186	1.1
2,808,722		Bharti Airtel Ltd.	18,148,886	2.1
896,790		HDFC Bank Ltd. ADR	23,567,641	2.8
650,500		Housing Development Finance Corp.	7,977,743	0.9

COMMON STOCK: (continued)
		India: (continued)
449,884	L	Infosys Technologies Ltd. ADR	$23,115,040	2.7
665,700		Jindal Steel & Power Ltd.	5,670,414	0.7
1,905,584		Other Securities	8,312,816	1.0
			96,640,726	11.3

		Indonesia: 4.4%
2,466,000		Astra International Tbk PT	20,095,671	2.4
17,171,500		Bank Rakyat Indonesia	12,763,970	1.5
2,272,500		Other Securities	4,707,679	0.5
			37,567,320	4.4

		Italy: 2.0%
454,707	L	Tenaris S.A. ADR	16,906,006	2.0

		Malaysia: 0.7%
362,200		British American Tobacco Malaysia Bhd	5,701,943	0.7

		Mexico: 4.1%
4,115,964		Grupo Financiero Banorte SA de CV	12,461,714	1.5
8,116,240		Wal-Mart de Mexico SA de CV	22,275,792	2.6
1		Other Securities	56	0.0
			34,737,562	4.1

		Russia: 3.1%
480,500		Magnit OAO GDR	10,152,029	1.2
112,500	#, L	Magnit OJSC GDR	2,376,906	0.3
5,751,606		Sberbank of Russian Federation	14,171,840	1.6
			26,700,775	3.1

		South Africa: 8.8%
2,576,079		African Bank Investments Ltd.	10,932,988	1.3
3,164,470		FirstRand Ltd.	8,120,285	0.9
607,628		Impala Platinum Holdings Ltd.	12,580,268	1.5
451,032		Massmart Holdings Ltd.	9,424,668	1.1
930,199		MTN Group Ltd.	16,527,095	1.9
593,000		Shoprite Holdings Ltd.	9,989,541	1.2
1,410,758		Other Securities	7,318,319	0.9
			74,893,164	8.8

		South Korea: 11.9%
32,571	@	E-Mart Co. Ltd.	7,876,009	0.9
82,592	@	Hyundai Mobis	20,984,312	2.5
110,697		Hyundai Motor Co.	20,504,149	2.4
25,317		Posco	8,351,094	1.0
47,711		Samsung Electronics Co., Ltd.	43,886,389	5.1
			101,601,953	11.9

		Taiwan: 6.1%
3,415,200		Delta Electronics, Inc.	8,114,944	0.9

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Taiwan: (continued)
3,991,096	Hon Hai Precision Industry Co., Ltd.	$10,914,593	1.3
2,483,223	Taiwan Semiconductor Manufacturing Co., Ltd.	6,204,580	0.7
2,112,062	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	27,266,720	3.2
		52,500,837	6.1

	Turkey: 2.6%
5,462,927	Turkiye Garanti Bankasi A/S	16,983,511	2.0
1,666,600	Other Securities	4,988,011	0.6
		21,971,522	2.6

	United States: 0.7%
262,061	Other Securities	5,581,899	0.7

	Total Common Stock
	(Cost $760,807,159)	852,264,062	99.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.4%
	Securities Lending Collateralcc(1): 6.4%
12,965,245	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $12,965,359, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $13,224,551, due 01/19/12–12/20/41)	12,965,245	1.5
12,965,245	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $12,965,387, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $13,224,551, due 06/28/12–11/01/41)	12,965,245	1.5
12,965,245	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $12,965,387, collateralized by various U.S. Government Agency Obligations, 2.163%–6.500%, Market Value plus accrued interest $13,224,550, due 04/01/20–12/01/48)	12,965,245	1.5

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
12,965,245	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $12,965,359, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.375%, Market Value plus accrued interest $13,224,550, due 11/15/12–10/01/44)	$12,965,245	1.5
2,729,525	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $2,729,528, collateralized by various U.S. Government Securities, 0.000%–4.250%, Market Value plus accrued interest $2,784,117, due 08/15/12–11/15/40)	2,729,525	0.4
		54,590,505	6.4

	Total Short-Term Investments
	(Cost $54,590,505)	54,590,505	6.4

	Total Investments in Securities (Cost $815,397,664)	$906,854,567	106.2
	Liabilities in Excess of Other Assets	(52,648,512)	(6.2)
	Net Assets	$854,206,055	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Cost for federal income tax purposes is $824,693,753.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$154,274,066
Gross Unrealized Depreciation	(72,113,252)
Net Unrealized appreciation	$82,160,814

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	10.4%
Consumer Staples	14.9
Energy	10.8
Financials	27.1
Industrials	3.8%
Information Technology	15.6
Materials	9.9
Telecommunications	7.3
Short-Term Investments	6.4
Liabilities in Excess of Other Assets	(6.2)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Brazil	$146,508,536	$—	$—	$146,508,536
Chile	18,796,386	—	—	18,796,386
China	8,457,038	139,170,748	—	147,627,786
Egypt	—	5,516,911	—	5,516,911
Hong Kong	12,138,900	41,943,519	—	54,082,419
Hungary	—	4,928,317	—	4,928,317
India	46,682,681	49,958,045	—	96,640,726
Indonesia	—	37,567,320	—	37,567,320
Italy	16,906,006	—	—	16,906,006
Malaysia	—	5,701,943	—	5,701,943
Mexico	34,737,562	—	—	34,737,562
Russia	14,171,840	12,528,935	—	26,700,775
South Africa	—	74,893,164	—	74,893,164
South Korea	8,351,094	93,250,859	—	101,601,953
Taiwan	27,266,720	25,234,117	—	52,500,837
Turkey	—	21,971,522	—	21,971,522
United States	5,581,899	—	—	5,581,899
Total Common Stock	339,598,662	512,665,400	—	852,264,062
Short-Term Investments	—	54,590,505	—	54,590,505
Total Investments, at value	$339,598,662	$567,255,905	$—	$906,854,567

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$2,558,050	$—	$(2,558,050)	$—	$(639,513)	$639,513	$—	$—	$—
Total Investments, at value	$2,558,050	$—	$(2,558,050)	$—	$(639,513)	$639,513	$—	$—	$—

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Principal Amount†			Value	Percentage of Net Assets

ASSET BACKED COMMERCIAL PAPER: 32.2%
35,250,000		CAFCO LLC, 0.320%,due 01/05/12	$35,248,747	2.5
16,285,000		CAFCO LLC, 0.350%,due 01/23/12	16,281,520	1.2
4,000,000		Ciesco LLC, 0.100%,due 01/23/12	3,999,755	0.3
18,000,000		Ciesco LLC, 0.320%,due 01/05/12	17,999,360	1.3
5,000,000		Ciesco LLC, 0.350%,due 01/26/12	4,998,785	0.4
20,100,000		Ciesco LLC, 0.350%,due 01/06/12	20,099,051	1.4
11,750,000		Ciesco LLC, 0.400%,due 02/27/12	11,742,558	0.8
32,000,000		Concord Minutemen Capital Co., 0.390%,due 02/13/12	31,976,902	2.3
23,750,000		Concord Minutemen Capital Co., 0.400%,due 01/05/12	23,748,983	1.7
3,000,000		Concord Minutemen Capital Co., 0.793%,due 06/01/12	2,989,993	0.2
25,400,000		Crown Point Capital Co., 0.390%,due 02/13/12	25,381,797	1.8
28,750,000		Crown Point Capital Co., 0.400%,due 01/05/12	28,748,816	2.0
4,600,000		Crown Point Capital Co., 0.793%,due 06/22/12	4,582,537	0.3
1,720,000		Jupiter Securitization Company LLC, 0.140%,due 02/22/12	1,719,666	0.1
21,300,000		Jupiter Securitization Company LLC, 0.218%,due 01/05/12	21,299,484	1.5
24,500,000		Jupiter Securitization Company LLC, 0.220%,due 01/18/12	24,497,455	1.7
7,500,000		Jupiter Securitization Company LLC, 0.220%,due 01/20/12	7,499,129	0.5
1,750,000		Jupiter Securitization Company LLC, 0.220%,due 02/27/12	1,749,390	0.1
12,750,000		Old Line Funding LLC, 0.210%,due 01/04/12	12,749,777	0.9
11,500,000		Old Line Funding LLC, 0.240%,due 01/03/12	11,499,847	0.8
29,500,000		Old Line Funding LLC, 0.300%,due 05/18/12	29,466,075	2.1
700,000		Thunder Bay Funding LLC, 0.080%,due 01/09/12	699,988	0.1
1,600,000		Thunder Bay Funding LLC, 0.120%,due 02/06/12	1,599,808	0.1
4,304,000		Thunder Bay Funding LLC, 0.210%,due 01/11/12	4,303,749	0.3

ASSET BACKED COMMERCIAL PAPER: (continued)
26,250,000		Thunder Bay Funding LLC, 0.212%,due 01/03/12	$26,249,690	1.9
2,228,000		Thunder Bay Funding LLC, 0.220%,due 01/04/12	2,227,959	0.2
22,000,000		Thunder Bay Funding LLC, 0.401%,due 04/02/12	21,977,511	1.6
10,500,000		Variable Funding Capital, 0.200%,due 01/04/12	10,499,825	0.7
21,250,000		Variable Funding Capital, 0.203%,due 01/03/12	21,249,761	1.5
23,250,000		Variable Funding Capital, 0.220%,due 02/03/12	23,245,311	1.6
4,750,000		Variable Funding Capital, 0.220%,due 02/10/12	4,748,839	0.3

		Total Asset Backed Commercial Paper
		(Cost $455,082,068)	455,082,068	32.2

CERTIFICATE OF DEPOSIT: 2.1%
12,500,000		Credit Suisse New York, 0.385%,due 01/08/12	12,500,000	0.9
11,250,000		Deutsche Bank NY, 0.729%,due 02/21/12	11,250,000	0.8
4,723,000		Rabobank Nederland NV NY, 0.380%,due 02/02/12	4,723,419	0.3
1,250,000		Toronto Dominion Bank NY, 0.150%,due 01/03/12	1,250,000	0.1

		Total Certificate of Deposit
		(Cost $29,723,419)	29,723,419	2.1

CORPORATE BONDS/NOTES: 5.6%
18,000,000	#	American Honda Finance, 0.441%,due 01/11/12	18,001,554	1.3
9,500,000		Royal Bank of Canada NY, 0.460%,due 03/30/12	9,520,406	0.7
25,000,000		Toyota Motor Credit Corp., 0.809%,due 04/11/12	25,000,000	1.7
26,500,000		Westpac Banking Corp, 0.250%,due 03/27/12	26,500,000	1.9

		Total Corporate Bonds/Notes
		(Cost $79,021,960)	79,021,960	5.6

FINANCIAL COMPANY COMMERCIAL PAPER: 20.5%
10,000,000		American Honda Finance, 0.180%,due 01/18/12	9,999,150	0.7
11,500,000		American Honda Finance, 0.200%,due 01/04/12	11,499,808	0.8
15,500,000		ANZ National Int’l Ltd., 0.500%,due 07/13/12	15,458,236	1.1

See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FINANCIAL COMPANY COMMERCIAL PAPER: (continued)
15,700,000		ASB Finance Ltd. London, 0.370%,due 01/20/12	$15,697,170	1.1
700,000		Australia and New Zealand Banking Group, 0.100%,due 01/05/12	699,992	0.0
19,250,000		Australia and New Zealand Banking Group, 0.541%,due 06/29/12	19,198,025	1.4
14,000,000		Australia and New Zealand Banking Group, 0.572%,due 07/17/12	13,956,110	1.0
24,500,000		Barclays US Funding LLC, 0.070%,due 01/04/12	24,499,857	1.7
5,750,000		Commonwealth Bank of Australia, 0.280%, due 01/04/12	5,749,866	0.4
15,000,000	#	Commonwealth Bank of Australia, 0.313%, due 02/18/12	14,993,680	1.1
12,250,000		Deutsche Bank Financial LLC, 0.250%, due 01/04/12	12,249,745	0.9
21,250,000		General Electric Capital Corp., 0.170%, due 01/03/12	21,249,799	1.5
25,000,000		HSBC USA, Inc., 0.150%, due 01/03/12	24,999,792	1.8
36,000,000		Standard Chartered Bank, 0.351%, due 01/03/12	35,999,299	2.5
47,500,000		Toronto Dominion Holdings USA, 0.980%, due 01/03/12	47,499,741	3.4
12,500,000		Westpac Securities NZ Ltd., 0.100%, due 01/17/12	12,499,444	0.9
2,500,000		Westpac Securities NZ Ltd., 0.380%, due 03/16/12	2,498,021	0.2

		Total Financial Company Commercial Paper
		(Cost $288,747,735)	288,747,735	20.5

GOVERNMENT AGENCY DEBT: 5.0%
17,000,000		Fannie Mae Discount Notes, 0.010%, due 02/13/12	16,999,797	1.2
10,000,000		Farmer Mac Discount Note, 0.020%, due 01/05/12	9,999,978	0.7
12,500,000		Farmer Mac Discount Note, 0.030%, due 01/04/12	12,499,969	0.9
1,500,000		Federal Home Loan Bank Discount Notes, 0.005%, due 02/08/12	1,499,992	0.1
2,153,000		Federal Home Loan Bank Discount Notes, 0.010%, due 02/01/12	2,152,981	0.1

GOVERNMENT AGENCY DEBT: (continued)
1,000,000		Freddie Mac Discount Notes, 0.010%, due 02/08/12	$999,989	0.1
1,550,000		Freddie Mac Discount Notes, 0.010%, due 02/13/12	1,549,982	0.1
2,200,000		Freddie Mac Discount Notes, 0.100%, due 02/14/12	2,199,973	0.1
12,200,000		Freddie Mac Discount Notes, 0.150%, due 02/17/12	12,199,761	0.9
9,750,000		Freddie Mac Discount Notes, 0.300%, due 01/23/12	9,749,982	0.7
1,165,000		Freddie Mac Discount Notes, 0.500%, due 02/15/12	1,164,993	0.1

		Total Government Agency Debt
		(Cost $71,017,397)	$71,017,397	5.0

GOVERNMENT AGENCY REPURCHASE AGREEMENT: 2.4%
32,949,000		Deutsche Bank AG Repurchase Agreement dated 12/30/11, 0.050%, due 01/03/12, $32,949,183 to be received upon repurchase (Collateralized by $33,038,000, Federal Farm Credit Bank Funding Corporation, 1.125%, Market Value plus accrued interest $33,608,029,due 02/27/14)	32,949,000	2.4

		Total Government Agency Repurchase Agreement
		(Cost $32,949,000)	32,949,000	2.4

MUTUAL FUND: 4.5%
64,000,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.090%, due 01/03/12	64,000,000	4.5

		Total Mutual Fund
		(Cost $64,000,000)	64,000,000	4.5

OTHER COMMERCIAL PAPER: 5.0%
22,000,000		BHP Billiton Finance USA Ltd., 0.160%, due 01/03/12	21,999,805	1.6
29,000,000		Pepsico, Inc., 0.030%, due 01/26/12	28,999,396	2.0
20,000,000		Pepsico, Inc., 0.070%, due 01/04/12	19,999,883	1.4

		Total Other Commercial Paper
		(Cost $70,999,084)	70,999,084	5.0

See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

OTHER NOTE: 11.8%
9,750,000	#	American Honda Finance, 0.729%, due 02/20/12	$9,750,000	0.7
24,750,000		Bank of America, 0.270%, due 01/05/12	24,750,110	1.7
5,700,000		BB&T Corp., 4.000%, due 07/27/12	5,800,035	0.4
16,532,000	L	General Electric Capital Corp., 4.000%, due 08/13/12	16,821,133	1.2
9,430,000		General Electric Capital Corp., 5.000%, due 10/19/12	9,756,105	0.7
15,250,000	L	JPMorgan Chase & Co., 5.000%, due 01/15/12	15,274,105	1.1
121,000		JPMorgan Chase Bank, 0.200%, due 01/04/12	120,998	0.0
111,000		JPMorgan Chase Bank, 0.230%, due 03/14/12	110,948	0.0
17,750,000	#	Rabobank Nederland, 0.601%, due 02/16/12	17,757,356	1.3
4,210,000		Rabobank Nederland, 5.000%, due 01/25/12	4,222,413	0.3
24,000,000	#	Royal Bank of Canada, 0.190%, due 03/30/12	24,000,000	1.7
21,000,000	#	Svenska Handelsbanken AB, 0.611%, due 03/08/12	21,000,000	1.5
3,500,000		Total Capital SA, 5.000%, due 05/22/12	3,561,045	0.2
1,750,000		Wachovia Corp., 0.383%, due 01/23/12	1,749,620	0.1
11,875,000		Wal-Mart Stores, Inc., 0.420%, due 06/01/12	12,118,740	0.9

		Total Other Note
		(Cost $166,792,608)	166,792,608	11.8

SECURITIES LENDING COLLATERALcc(1): 0.1%
242,362		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $242,365, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $247,209, due 06/01/17–09/01/44)	242,362	0.0

SECURITIES LENDING COLLATERALcc(1): (continued)
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $1,020,000, due 01/19/12–12/20/41)	$1,000,000	0.1

		Total Securities Lending Collateral
		(Cost $1,242,362)	$1,242,362	0.1

TREASURY DEBT: 11.0%
49,250,000		Treasury Bill, 0.033%, due 06/21/12	49,242,353	3.5
15,750,000		Treasury Bill, 0.043%, due 06/14/12	15,746,869	1.1
48,500,000		Treasury Bill, 0.048%, due 06/07/12	48,489,843	3.4
42,000,000		Treasury Bill, 0.055%, due 06/28/12	41,988,514	3.0

		Total Treasury Debt
		(Cost $155,467,579)	155,467,579	11.0

		Total Investments in Securities (Cost $1,415,043,212)*	$1,415,043,212	100.2
		Liabilities in Excess of Other Assets	(2,532,457)	(0.2)
		Net Assets	$1,412,510,755	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—
Net Unrealized depreciation	$—

See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Certificate of Deposit	$—	$29,723,419	$—	$29,723,419
Corporate Bonds/Notes	—	79,021,960	—	79,021,960
Securities Lending Collateral	—	1,242,362	—	1,242,362
Government Agency Debt	—	71,017,397	—	71,017,397
Government Agency Repurchase Agreement	—	32,949,000	—	32,949,000
Financial Company Commercial Paper	—	288,747,735	—	288,747,735
Treasury Debt	—	155,467,579	—	155,467,579
Other Commercial Paper	—	70,999,084	—	70,999,084
Other Note	—	166,792,608	—	166,792,608
Asset Backed Commercial Paper	—	455,082,068	—	455,082,068
Mutual Fund	64,000,000	—	—	64,000,000
Total Investments, at value	$64,000,000	$1,351,043,212	$—	$1,415,043,212

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Consumer Discretionary: 37.1%
8,528	@	Autozone, Inc.	$2,771,344	0.5
618,801		British Sky Broadcasting PLC	7,040,233	1.1
2,448,340		Cie Financiere Richemont SA ADR	12,290,667	1.9
186,092		Coach, Inc.	11,359,056	1.8
28,264	@	Deckers Outdoor Corp.	2,135,910	0.3
30,836	@	Dollar Tree, Inc.	2,562,780	0.4
244,476		Home Depot, Inc.	10,277,771	1.6
2,270,000		Li & Fung Ltd.	4,182,750	0.7
27,516	@	Lululemon Athletica, Inc.	1,283,897	0.2
202,971		McDonald’s Corp.	20,364,080	3.2
217,512		Nike, Inc.	20,961,631	3.3
113,905	@	O’Reilly Automotive, Inc.	9,106,705	1.4
40,367	@	Priceline.com, Inc.	18,880,050	3.0
523,221		Starbucks Corp.	24,073,398	3.8
48,835		Tiffany & Co.	3,235,807	0.5
513,499		Time Warner, Inc.	18,557,854	2.9
449,660		TJX Cos., Inc.	29,025,553	4.6
150,187		Wynn Resorts Ltd.	16,594,162	2.6
336,700		Yum! Brands, Inc.	19,868,667	3.1
34,662		Other Securities	988,907	0.2
			235,561,222	37.1

		Consumer Staples: 5.3%
154,315		Estee Lauder Cos., Inc.	17,332,661	2.7
241,522		Mead Johnson Nutrition Co.	16,599,807	2.6
			33,932,468	5.3

		Energy: 7.9%
39,833	@, L	Continental Resources, Inc.	2,657,259	0.4
493,242		Halliburton Co.	17,021,781	2.7
181,142		National Oilwell Varco, Inc.	12,315,845	2.0
190,184		Occidental Petroleum Corp.	17,820,241	2.8
			49,815,126	7.9

		Financials: 2.9%
452,854		US Bancorp.	12,249,701	1.9
229,118		Wells Fargo & Co.	6,314,492	1.0
			18,564,193	2.9

		Health Care: 5.5%
101,994		Allergan, Inc.	8,948,953	1.4
146,753	@	Biogen Idec, Inc.	16,150,168	2.5
282,036		Bristol-Myers Squibb Co.	9,938,949	1.6
			35,038,070	5.5

		Industrials: 12.3%
98,772		Cummins, Inc.	8,693,911	1.4
244,544		Danaher Corp.	11,503,350	1.8
227,925		Eaton Corp.	9,921,575	1.6

COMMON STOCK: (continued)
		Industrials: (continued)
10,791,000		Hutchison Port Holdings Trust	$6,690,420	1.0
93,444		Precision Castparts Corp.	15,398,637	2.4
93,268		Rockwell Automation, Inc.	6,843,073	1.1
177,655		Union Pacific Corp.	18,820,771	3.0
			77,871,737	12.3

		Information Technology: 18.5%
262,606		Accenture PLC	13,978,517	2.2
60,725	@	Apple, Inc.	24,593,625	3.9
158,483	@	Baidu.com ADR	18,458,515	2.9
119,593	@	Check Point Software Technologies	6,283,416	1.0
27,288	@	Google, Inc. — Class A	17,625,319	2.8
210,102		Qualcomm, Inc.	11,492,579	1.8
215,306		Visa, Inc.	21,860,018	3.4
157,764	@, L	Youku.com, Inc. ADR	2,472,162	0.4
14,895		Other Securities	957,898	0.1
			117,722,049	18.5

		Materials: 8.1%
251,509		Dow Chemical Co.	7,233,399	1.1
241,193		Monsanto Co.	16,900,394	2.7
75,023		PPG Industries, Inc.	6,263,670	1.0
198,255		Praxair, Inc.	21,193,459	3.3
			51,590,922	8.1

		Total Common Stock
		(Cost $527,376,305)	620,095,787	97.6

PREFERRED STOCK: 0.6%
		Financials: 0.6%
131,480	P	Wells Fargo & Co.	3,737,977	0.6

		Total Preferred Stock
		(Cost $2,516,648)	3,737,977	0.6

		Total Long-Term Investments
		(Cost $529,892,953)	623,833,764	98.2

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateralcc(1): 0.7%
1,079,570	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,079,584, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $1,101,161, due 06/01/17–09/01/44)	1,079,570	0.2

See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,079,570	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,079,579, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $1,101,162, due 01/19/12–12/20/41)	$1,079,570	0.2
1,079,570	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,079,582, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,101,162, due 06/28/12–11/01/41)	1,079,570	0.1
1,079,570	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,079,582, collateralized by various U.S. Government Agency Obligations, 2.163%–6.500%, Market Value plus accrued interest $1,101,161, due 04/01/20–12/01/48)	1,079,570	0.2
227,277	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $227,279, collateralized by various U.S. Government Agency Obligations, 0.000%–11.000%, Market Value plus accrued interest $231,823, due 08/01/13–10/01/47)	$227,277	0.0
		4,545,557	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.8%
23,792,526	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $23,792,526)	23,792,526	3.8

	Total Short-Term Investments
	(Cost $28,338,083)	28,338,083	4.5

	Total Investments in Securities (Cost $558,231,036)	$652,171,847	102.7
	Liabilities in Excess of Other Assets	(17,339,380)	(2.7)
	Net Assets	$634,832,467	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
Cost for federal income tax purposes is $559,551,834.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$115,860,571
Gross Unrealized Depreciation	(23,240,558)
Net Unrealized appreciation	$92,620,013

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$224,338,239	$11,222,983	$—	$235,561,222

See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Consumer Staples	$33,932,468	$—	$—	$33,932,468
Energy	49,815,126	—	—	49,815,126
Financials	18,564,193	—	—	18,564,193
Health Care	35,038,070	—	—	35,038,070
Industrials	77,871,737	—	—	77,871,737
Information Technology	117,722,049	—	—	117,722,049
Materials	51,590,922	—	—	51,590,922
Total Common Stock	608,872,804	11,222,983	—	620,095,787
Preferred Stock	3,737,977	—	—	3,737,977
Short-Term Investments	23,792,526	4,545,557	—	28,338,083
Total Investments, at value	$636,403,307	$15,768,540	$—	$652,171,847

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$1,922,088	$—	$(1,922,088)	$—	$(480,522)	$480,522	$—	$—	$—
Total Investments, at value	$1,922,088	$—	$(1,922,088)	$—	$(480,522)	$480,522	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 60.1%
		Consumer Discretionary: 5.8%
219,770		Comcast Corp. — Special Class A	$5,177,781	0.6
118,330		Omnicom Group	5,275,152	0.6
141,010		Target Corp.	7,222,532	0.8
151,110		Viacom — Class B	6,861,905	0.8
196,710		Walt Disney Co.	7,376,625	0.8
612,030		Other Securities	19,344,432	2.2
			51,258,427	5.8

		Consumer Staples: 7.9%
122,698		CVS Caremark Corp.	5,003,625	0.6
334,124		Diageo PLC	7,300,585	0.8
111,200		General Mills, Inc.	4,493,592	0.5
134,331		Nestle S.A.	7,713,759	0.9
108,340		PepsiCo, Inc.	7,188,359	0.8
245,530		Philip Morris International, Inc.	19,269,194	2.2
85,274		Procter & Gamble Co.	5,688,629	0.7
322,609		Other Securities	12,107,346	1.4
			68,765,089	7.9

		Energy: 7.3%
101,220		Apache Corp.	9,168,508	1.0
103,737		Chevron Corp.	11,037,617	1.3
191,844		ExxonMobil Corp.	16,260,697	1.9
87,090		Occidental Petroleum Corp.	8,160,333	0.9
372,592		Other Securities(a)	19,437,580	2.2
			64,064,735	7.3

		Financials: 11.6%
94,690		ACE Ltd.	6,639,663	0.8
107,390		AON Corp.	5,025,852	0.6
406,086		Bank of New York Mellon Corp.	8,085,172	0.9
26,715		Blackrock, Inc.	4,761,682	0.5
96,190		Goldman Sachs Group, Inc.	8,698,462	1.0
489,310		JPMorgan Chase & Co.	16,269,558	1.9
262,190		Metlife, Inc.	8,175,084	0.9
141,020		Prudential Financial, Inc.	7,067,922	0.8
125,350		State Street Corp.	5,052,858	0.6
106,170		Travelers Cos., Inc.	6,282,079	0.7
331,290		Wells Fargo & Co.	9,130,352	1.0
1,023,235		Other Securities	16,276,714	1.9
			101,465,398	11.6

		Health Care: 7.2%
169,600		Abbott Laboratories	9,536,608	1.1
196,070		Johnson & Johnson	12,858,270	1.5
148,240		Medtronic, Inc.	5,670,180	0.7
532,308		Pfizer, Inc.	11,519,145	1.3
102,800	@	Thermo Fisher Scientific, Inc.	4,622,916	0.5
379,223		Other Securities	18,687,506	2.1
			62,894,625	7.2

COMMON STOCK: (continued)
		Industrials: 8.6%
97,970		3M Co.	$8,007,088	0.9
191,400		Danaher Corp.	9,003,456	1.0
130,440		Honeywell International, Inc.	7,089,414	0.8
187,660		Lockheed Martin Corp.	15,181,694	1.7
161,740		United Technologies Corp.	11,821,577	1.4
404,404		Other Securities	24,146,499	2.8
			75,249,728	8.6

		Information Technology: 5.3%
99,180		Accenture PLC	5,279,351	0.6
46,720		International Business Machines Corp.	8,590,874	1.0
367,868		Oracle Corp.	9,435,814	1.1
751,462		Other Securities(a)	22,818,402	2.6
			46,124,441	5.3

		Materials: 2.3%
65,430		Air Products & Chemicals, Inc.	5,573,982	0.7
73,690		PPG Industries, Inc.	6,152,378	0.7
145,150		Other Securities	8,175,334	0.9
			19,901,694	2.3

		Telecommunications: 2.3%
381,146		AT&T, Inc.	11,525,855	1.3
2,598,855		Vodafone Group PLC	7,245,830	0.8
40,308		Other Securities	1,499,458	0.2
			20,271,143	2.3

		Utilities: 1.8%
471,960		Other Securities	15,620,480	1.8

		Total Common Stock
		(Cost $455,537,764)	525,615,760	60.1

PREFERRED STOCK: 0.2%
		Consumer Discretionary: 0.1%
31,600		Other Securities	1,082,300	0.1

		Utilities: 0.1%
9,570		Other Securities	531,135	0.1

		Total Preferred Stock
		(Cost $2,058,500)	1,613,435	0.2

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 9.7%
		Consumer Discretionary: 1.3%
840,000	#	WEA Finance LLC, 4.625%, 05/10/21	825,692	0.1
9,450,000		Other Securities	10,679,769	1.2
			11,505,461	1.3

		Consumer Staples: 0.3%
1,119,000	#	SABMiller PLC, 5.500%, 08/15/13	1,193,466	0.2
952,000		Other Securities	1,110,148	0.1
			2,303,614	0.3

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: 1.2%
248,000	#	Corp. Nacional del Cobre de Chile — CODELCO, 3.750%, 11/04/20	$253,002	0.0
717,615	#	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.832%, 09/30/16	769,642	0.1
7,956,000		Other Securities	9,403,522	1.1
			10,426,166	1.2

		Financials: 4.8%
1,710,000	#	ABN Amro Bank NV, 2.198%, 01/30/14	1,668,818	0.2
456,000	#	Achmea Hypotheekbank NV, 3.200%, 11/03/14	478,937	0.1
521,000	#, L	Banco Bradesco S.A./Cayman Islands, 6.750%, 09/29/19	573,100	0.1
558,000	#, L	BNP Paribas, 7.195%, 12/31/49	394,785	0.1
610,000	#	Commonwealth Bank of Australia, 5.000%, 10/15/19	647,765	0.1
320,000	#	Crown Castle Towers LLC, 4.883%, 08/15/20	327,512	0.0
605,000	#	Crown Castle Towers LLC, 6.113%, 01/15/20	668,381	0.1
965,000	#	Erac USA Finance Co., 7.000%, 10/15/37	1,162,786	0.1
1,125,000	#	BPCE S.A., 12.500%, 08/29/49	1,017,352	0.1
1,400,000	#	Irish Life & Permanent Group Holdings PLC, 3.600%, 01/14/13	1,238,453	0.1
480,000	#	Metropolitan Life Global Funding I, 5.125%, 04/10/13	501,628	0.0
470,000	#	Metropolitan Life Global Funding I, 5.125%, 06/10/14	506,447	0.1
560,000	#	Nordea Bank AB, 4.875%, 01/14/21	573,219	0.1
497,000	#, L	Nordea Bank AB, 5.424%, 12/29/49	455,749	0.1
1,960,000	#	Royal Bank of Scotland PLC, 2.625%, 05/11/12	1,972,867	0.2
400,000	#	Santander US Debt SA Unipersonal, 3.781%, 10/07/15	362,873	0.0
1,500,000	#	Svenska Handelsbanken AB, 4.875%, 06/10/14	1,561,839	0.2
1,280,000	#	Unicredit Luxembourg Finance S.A., 6.000%, 10/31/17	964,594	0.1
314,000	#	WEA Finance, LLC / WT Finance Aust Pty Ltd., 6.750%, 09/02/19	350,643	0.0
150,000	#	ZFS Finance USA Trust IV, 5.875%, 05/09/32	142,500	0.0

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
430,000	#	ZFS Finance USA Trust V, 6.500%, 05/09/37	$389,150	0.0
25,275,000		Other Securities	26,180,007	3.0
			42,139,405	4.8
		Health Care: 0.5%
1,114,000	#	Roche Holdings, Inc., 6.000%, 03/01/19	1,355,590	0.1
2,872,000		Other Securities	3,158,378	0.4
			4,513,968	0.5

		Industrials: 0.4%
873,000	#	Atlas Copco AB, 5.600%, 05/22/17	989,298	0.1
772,000	#	BAE Systems Holdings, Inc., 5.200%, 08/15/15	830,885	0.1
1,423,000		Other Securities	1,473,102	0.2
			3,293,285	0.4

		Materials: 0.2%
1,490,000		Other Securities	1,538,904	0.2

		Telecommunication Services: 0.2%
1,230,000		Other Securities	1,499,960	0.2

		Telecommunications: 0.1%
653,000		Other Securities	627,621	0.1

		Utilities: 0.7%
902,000	#	EDP Finance BV, 6.000%, 02/02/18	759,485	0.1
858,000	#, L	Enel Finance International S.A., 6.250%, 09/15/17	820,030	0.1
4,372,278		Other Securities	5,099,412	0.5
			6,678,927	0.7

		Total Corporate Bonds/Notes
		(Cost $80,101,604)	84,527,311	9.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.7%
29,149	#	BlackRock Capital Finance LP, 7.750%, 09/25/26	11,106	0.0
252,053	#	GG1C Funding Corp., 5.129%, 01/15/14	257,429	0.0
4,810,215		JPMorgan Chase Commercial Mortgage Securities Corp., 4.780%–5.817%, 09/12/37–06/15/49	5,070,521	0.6
3,836,525	#, ˆ	Morgan Stanley Capital I, 0.984%, 11/15/30	103,427	0.0
1,048,931	#	Spirit Master Funding, LLC, 5.050%, 07/20/23	967,324	0.1
8,287,636		Other Securities	8,860,633	1.0

		Total Collateralized Mortgage Obligations
		(Cost $14,533,846)	15,270,440	1.7

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

MUNICIPAL BONDS: 0.1%
		New Jersey: 0.1%
900,000		Other Securities	$1,283,643	0.1

		Total Municipal Bonds
		(Cost $935,881)	1,283,643	0.1

U.S. TREASURY OBLIGATIONS: 12.7%
		U.S. Treasury Bonds: 6.5%
7,821,000		3.125%, due 05/15/19	8,768,076	1.0
7,534,000		3.500%, due 05/15/20	8,665,275	1.0
11,879,500		4.500%, due 08/15/39	15,680,940	1.8
3,794,000		5.000%, due 05/15/37	5,334,721	0.6
14,967,900		2.750%–9.875%, due 02/15/13–02/15/36	18,630,839	2.1
			57,079,851	6.5

		U.S. Treasury Notes: 6.2%
6,848,000		1.375%, due 01/15/13	6,934,134	0.8
6,642,000		1.875%, due 04/30/14	6,885,888	0.8
13,496,000		2.125%, due 05/31/15	14,253,045	1.6
7,423,000		2.750%, due 10/31/13	7,761,095	0.9
14,497,000		1.500%–3.500%, due 05/31/13–02/29/16	15,096,213	1.7
3,304,000		Other Securities	3,320,005	0.4
			54,250,380	6.2

		Total U.S. Treasury Obligations
		(Cost $102,566,219)	111,330,231	12.7

FOREIGN GOVERNMENT BONDS: 0.3%
1,800,000	#	Russian Foreign Bond — Eurobond, 3.625%, 04/29/15	1,813,500	0.2
611,000	#	Societe Financement de l’Economie Francaise, 3.375%, 05/05/14	626,682	0.1
102,000		Other Securities	135,660	0.0

		Total Foreign Government Bonds
		(Cost $2,504,727)	2,575,842	0.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.7%
		Federal Home Loan Mortgage Corporation: 3.8%##
30,302,916		2.412%–6.500%, due 04/01/16–01/01/41	32,846,652	3.8

		Federal National Mortgage Association: 6.7%##
54,015,718		2.578%–7.500%, due 12/01/12–04/01/41	59,019,401	6.7

		Government National Mortgage Association: 2.1%
16,675,979		4.000%–6.000%, due 09/15/32–01/20/41	18,439,021	2.1

		Other U.S. Agency Obligations: 0.1%
425,000		Other Securities	635,415	0.1

		Total U.S. Government Agency Obligations
		(Cost $102,639,329)	110,940,489	12.7

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: 0.9%
		Home Equity Asset-Backed Securities: 0.2%
1,028,821	#	Bayview Financial Revolving Mortgage Loan Trust, 1.894%, 12/28/40	$303,708	0.1
1,870,809		Other Securities	1,127,274	0.1
			1,430,982	0.2

		Other Asset-Backed Securities: 0.7%
946,630	#	Anthracite CDO I Ltd., 0.744%, 05/24/17	880,366	0.1
789,118	#	Capital Trust Re CDO Ltd., 5.160%, 06/25/35	782,805	0.1
3,976,099		Small Business Administration, 4.770%–5.180%, 04/01/24–08/01/25	4,386,408	0.5
			6,049,579	0.7

		Total Asset-Backed Securities
		(Cost $8,557,229)	7,480,561	0.9

		Total Long-Term Investments
		(Cost $769,435,099)	860,637,712	98.4

SHORT-TERM INVESTMENTS: 0.3%
		Securities Lending Collateralcc(1): 0.3%
745,866		BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $745,871, collateralized by various U.S. Government Agency Obligations, 5.000%–6.000%, Market Value plus accrued interest $760,783, due 05/15/24–04/15/41)	745,866	0.1
1,000,000		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,000,013, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $1,020,000, due 06/01/17–09/01/44)	1,000,000	0.1
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,000,009, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $1,020,000, due 01/19/12–12/20/41)	1,000,000	0.1
			2,745,866	0.3

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
	Total Short-Term Investments
	(Cost $2,745,866)	$2,745,866	0.3

	Total Investments in Securities (Cost $772,180,965)	$863,383,578	98.7
	Assets in Excess of Other Liabilities	11,743,467	1.3
	Net Assets	$875,127,045	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.
Cost for federal income tax purposes is $798,448,880.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$114,424,179
Gross Unrealized Depreciation	(49,489,481)
Net Unrealized appreciation	$64,934,698

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$51,258,427	$—	$—	$51,258,427
Consumer Staples	50,438,756	18,326,333	—	68,765,089
Energy	64,064,735	—	—	64,064,735
Financials	101,465,398	—	—	101,465,398
Health Care	60,239,255	2,655,370	—	62,894,625
Industrials	75,249,728	—	—	75,249,728
Information Technology	46,124,441	—	—	46,124,441
Materials	19,901,694	—	—	19,901,694
Telecommunications	13,025,313	7,245,830	—	20,271,143
Utilities	15,620,480	—	—	15,620,480
Total Common Stock	497,388,227	28,227,533	—	525,615,760
Preferred Stock	—	1,613,435	—	1,613,435
Corporate Bonds/Notes	—	84,527,311	—	84,527,311
Collateralized Mortgage Obligations	—	15,270,440	—	15,270,440
Municipal Bonds	—	1,283,643	—	1,283,643
Short-Term Investments	—	2,745,866	—	2,745,866
U.S. Treasury Obligations	—	111,330,231	—	111,330,231
U.S. Government Agency Obligations	—	110,940,489	—	110,940,489
Asset-Backed Securities	—	5,513,682	1,966,879	7,480,561
Foreign Government Bonds	—	2,575,842	—	2,575,842
Total Investments, at value	$497,388,227	$364,028,472	$1,966,879	$863,383,578

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Asset-Backed Securities	$2,453,862	$—	$(319,490)	$8,181	$10,994	$(186,668)	$—	$—	$1,966,879
Short-Term Investments	1,908,259	—	(1,908,259)	—	(477,064)	477,064	—	—	—
Total Investments, at value	$4,362,121	$—	$(2,227,749)	$8,181	$(466,070)	$290,396	$—	$—	$1,966,879

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(186,668).

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 91.4%
		Consumer Discretionary: 10.3%
911,240		Comcast Corp. — Special Class A	$21,468,814	3.7
117,749	@	Kabel Deutschland Holding AG	5,969,326	1.0
115,030	@	Liberty Global, Inc.	4,719,681	0.8
133,706		Time Warner Cable, Inc.	8,499,690	1.5
702,940		Virgin Media, Inc.	15,028,857	2.6
99,790		Other Securities	4,054,352	0.7
			59,740,720	10.3

		Energy: 15.4%
944,386		El Paso Corp.	25,092,336	4.3
165,870		EQT Corp.	9,088,017	1.6
245,780		Kinder Morgan, Inc./Delaware	7,906,743	1.3
276,170		QEP Resources, Inc.	8,091,781	1.4
242,520		Spectra Energy Corp.	7,457,490	1.3
571,621		Williams Cos., Inc.	18,874,926	3.2
408,290		Other Securities	13,473,643	2.3
			89,984,936	15.4

		Telecommunication Services: 2.5%
313,260		Cellcom Israel Ltd.	5,294,094	0.9
163,343		Telenet Group Holding NV	6,219,831	1.1
5,905,000		Other Securities	2,943,207	0.5
			14,457,132	2.5

		Telecommunications: 13.5%
105,080		American Tower Corp.	6,305,851	1.1
156,489		CenturyTel, Inc.	5,821,391	1.0
116,730	@	Crown Castle International Corp.	5,229,504	0.9
297,130	@	NII Holdings, Inc.	6,328,869	1.1
135,050	@	SBA Communications Corp.	5,801,748	1.0
368,790		Telefonica Brasil SA ADR	10,079,031	1.7
409,149		Tim Participacoes SA ADR	10,556,044	1.8
2,519,639		Vodafone Group PLC	7,024,969	1.2
8,703,112		Other Securities	21,673,402	3.7
			78,820,809	13.5

		Utilities: 49.7%
1,258,330	@	AES Corp.	14,898,627	2.6
8,519,589		Aguas Andinas SA	4,887,079	0.8
271,070		American Electric Power Co., Inc.	11,197,902	1.9
644,060	@	Calpine Corp.	10,517,500	1.8
312,950		CenterPoint Energy, Inc.	6,287,166	1.1
286,710		CEZ A/S	11,406,520	2.0
794,980		CMS Energy Corp.	17,553,158	3.0
173,450		Constellation Energy Group, Inc.	6,880,761	1.2
341,740		Edison International	14,148,036	2.4
871,620	@	EDP Renovaveis S.A.	5,322,662	0.9
421,951		Enagas	7,790,414	1.3

COMMON STOCK: (continued)
		Utilities: (continued)
4,035,733		Energias de Portugal S.A.	$12,463,821	2.2
116,250		FirstEnergy Corp.	5,149,875	0.9
273,836		Fortum OYJ	5,832,160	1.0
186,658		Gaz de France	5,072,069	0.9
2,237,230	@	GenOn Energy, Inc.	5,839,170	1.0
1,421,752		International Power PLC	7,434,236	1.3
605,164		National Grid PLC	5,849,341	1.0
170,660		NextEra Energy, Inc.	10,389,781	1.8
389,204	@	NRG Energy, Inc.	7,052,376	1.2
132,480		OGE Energy Corp.	7,512,941	1.3
165,020		PPL Corp.	4,854,888	0.8
485,260		Public Service Enterprise Group, Inc.	16,018,433	2.8
167,554		Red Electrica de Espana	7,154,926	1.2
183,310		Sempra Energy	10,082,050	1.7
338,200		Tractebel Energia S.A.	5,432,233	0.9
1,865,353,556		Other Securities	62,446,082	10.7
			289,474,207	49.7

		Total Common Stock
		(Cost $470,376,214)	532,477,804	91.4

PREFERRED STOCK: 3.6%
		Utilities: 3.6%
101,160		NextEra Energy, Inc.	5,391,828	0.9
103,470	@	PPL Corp.	5,742,585	1.0
102,470		PPL Corp.	5,687,085	1.0
72,690		Other Securities	4,258,441	0.7

		Total Preferred Stock
		(Cost $20,048,828)	21,079,939	3.6

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 1.8%
	Telecommunication Services: 1.3%
3,064,000	Virgin Media, Inc., 6.500%, 11/15/16	4,255,130	0.8
2,019,000	Other Securities	3,078,975	0.5
		7,334,105	1.3

	Utilities: 0.5%
2,912,000	GenOn Energy, Inc., 9.875%, 10/15/20	2,970,240	0.5

	Total Corporate Bonds/Notes
	(Cost $9,214,213)	10,304,345	1.8

	Total Investments in Securities (Cost $499,639,255)	$563,862,088	96.8
	Assets in Excess of Other Liabilities	18,639,384	3.2
	Net Assets	$582,501,472	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
Cost for federal income tax purposes is $509,037,412.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$92,417,373
Gross Unrealized Depreciation	(37,592,697)
Net Unrealized appreciation	$54,824,676

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$53,771,394	$5,969,326	$—	$59,740,720
Energy	89,984,936	—	—	89,984,936
Telecommunication Services	5,294,094	9,163,038	—	14,457,132
Telecommunications	57,014,569	21,806,240	—	78,820,809
Utilities	222,265,955	67,208,252	—	289,474,207
Total Common Stock	428,330,948	104,146,856	—	532,477,804
Preferred Stock	4,258,441	16,821,498	—	21,079,939
Corporate Bonds/Notes	—	10,304,345	—	10,304,345
Total Investments, at value	$432,589,389	$131,272,699	$—	$563,862,088
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,374,714	—	2,374,714
Total Assets	$432,589,389	$133,647,413	$—	$566,236,802
Liabilities Table
Other Financial Instruments+
Short Position	$(216,405)	$—	$—	$(216,405)
Forward Foreign Currency Contracts	—	(291,488)	—	(291,488)
Total Liabilities	$(216,405)	$(291,488)	$—	$(507,893)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING MFS Utilities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	South African Rand	552,166	BUY	01/06/12	$67,414	$68,327	$913
Barclays Bank PLC	British Pound	66,094	BUY	01/12/12	103,504	102,631	(873)
Barclays Bank PLC	British Pound	27,846	BUY	01/12/12	43,728	43,239	(489)
Barclays Bank PLC	EU Euro	161,210	BUY	01/12/12	228,871	208,663	(20,208)
Barclays Bank PLC	British Pound	126,975	BUY	01/12/12	202,805	197,169	(5,636)
Barclays Bank PLC	British Pound	181,646	BUY	01/12/12	284,527	282,062	(2,465)
Citigroup, Inc.	EU Euro	6,118	BUY	01/12/12	8,512	7,919	(593)
Credit Suisse First Boston	British Pound	47	BUY	01/12/12	74	74	0
Credit Suisse First Boston	British Pound	118,216	BUY	01/12/12	181,846	183,568	1,722
Deutsche Bank AG	EU Euro	47,590	BUY	01/12/12	61,700	61,598	(102)
Deutsche Bank AG	British Pound	85,251	BUY	01/12/12	133,160	132,378	(782)

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Merrill Lynch & Co., Inc.	EU Euro	45,065	BUY	01/12/12	$58,910	$58,331	$(579)
Morgan Stanley	British Pound	29,991	BUY	01/12/12	46,588	46,570	(18)
UBS Warburg LLC	EU Euro	12,759	BUY	01/12/12	17,616	16,515	(1,101)
UBS Warburg LLC	EU Euro	164,892	BUY	01/12/12	227,659	213,428	(14,231)
							$(44,442)
Barclays Bank PLC	EU Euro	38,346	SELL	01/12/12	$49,616	$49,633	$(17)
Barclays Bank PLC	EU Euro	34,614	SELL	01/12/12	45,180	44,802	378
Barclays Bank PLC	British Pound	372,177	SELL	01/12/12	583,380	577,922	5,458
Barclays Bank PLC	EU Euro	298,327	SELL	01/12/12	399,970	386,141	13,829
Barclays Bank PLC	British Pound	60,417	SELL	01/12/12	93,805	93,816	(11)
Barclays Bank PLC	EU Euro	106,506	SELL	01/12/12	142,308	137,857	4,451
Barclays Bank PLC	British Pound	343,644	SELL	01/12/12	547,934	533,616	14,318
Barclays Bank PLC	EU Euro	245,768	SELL	01/12/12	339,552	318,110	21,442
Barclays Bank PLC	Brazilian Real	4,096,000	SELL	02/02/12	2,344,725	2,177,780	166,945
Barclays Bank PLC	British Pound	7,752,244	SELL	01/12/12	11,915,277	12,037,796	(122,519)
Barclays Bank PLC	EU Euro	157,310	SELL	01/12/12	209,596	203,614	5,982
Citigroup, Inc.	EU Euro	139,993	SELL	01/12/12	192,115	181,200	10,915
Citigroup, Inc.	EU Euro	195,486	SELL	01/12/12	266,395	253,029	13,366
Credit Suisse First Boston	EU Euro	195,605	SELL	01/12/12	255,293	253,182	2,111
Credit Suisse First Boston	British Pound	101,577	SELL	01/12/12	157,350	157,730	(380)
Credit Suisse First Boston	EU Euro	79,588	SELL	01/12/12	105,003	103,015	1,988
Credit Suisse First Boston	EU Euro	791,978	SELL	01/12/12	1,069,884	1,025,101	44,783
Credit Suisse First Boston	British Pound	22,318	SELL	01/12/12	35,453	34,655	798
Credit Suisse First Boston	EU Euro	581,990	SELL	01/12/12	791,914	753,301	38,613
Credit Suisse First Boston	EU Euro	349,667	SELL	01/12/12	475,792	452,593	23,199
Credit Suisse First Boston	EU Euro	1,247,392	SELL	01/12/12	1,684,266	1,614,567	69,699
Deutsche Bank AG	EU Euro	88,042	SELL	01/12/12	113,931	113,958	(27)
Deutsche Bank AG	EU Euro	75,994	SELL	01/12/12	98,339	98,362	(23)
Deutsche Bank AG	EU Euro	23,323	SELL	01/12/12	30,460	30,188	272
Deutsche Bank AG	EU Euro	10,948	SELL	01/12/12	14,255	14,170	85
Deutsche Bank AG	EU Euro	51,174	SELL	01/12/12	66,652	66,238	414
Deutsche Bank AG	EU Euro	284,696	SELL	01/12/12	370,803	368,498	2,305
Deutsche Bank AG	EU Euro	100,574	SELL	01/12/12	138,261	130,179	8,082
Deutsche Bank AG	British Pound	7,752,244	SELL	01/12/12	11,916,789	12,037,797	(121,008)
Goldman Sachs & Co.	EU Euro	204,164	SELL	01/12/12	276,612	264,261	12,351
HSBC	EU Euro	208,104	SELL	01/12/12	272,378	269,360	3,018
HSBC	EU Euro	344,392	SELL	01/12/12	459,236	445,765	13,471
HSBC	EU Euro	6,693	SELL	01/12/12	8,857	8,663	194
HSBC	EU Euro	1,247,392	SELL	01/12/12	1,681,958	1,614,567	67,391
HSBC	Brazilian Real	13,296,949	SELL	02/02/12	7,646,319	7,069,782	576,537
HSBC	EU Euro	184,782	SELL	01/12/12	248,634	239,174	9,460
JPMorgan Chase & Co.	British Pound	38,981	SELL	01/12/12	60,802	60,529	273
JPMorgan Chase & Co.	Brazilian Real	1,106,000	SELL	02/02/12	622,222	588,043	34,179
Merrill Lynch & Co., Inc.	EU Euro	270,489	SELL	01/12/12	362,880	350,109	12,771
Merrill Lynch & Co., Inc.	EU Euro	1,118,323	SELL	01/12/12	1,500,309	1,447,507	52,802
Merrill Lynch & Co., Inc.	EU Euro	54,393	SELL	01/12/12	72,530	70,404	2,126
Merrill Lynch & Co., Inc.	EU Euro	25,396	SELL	01/12/12	34,222	32,872	1,350
Merrill Lynch & Co., Inc.	EU Euro	21,566	SELL	01/12/12	29,371	27,914	1,457
Merrill Lynch & Co., Inc.	British Pound	77,711	SELL	01/12/12	120,245	120,671	(426)
Merrill Lynch & Co., Inc.	EU Euro	149,451	SELL	01/12/12	195,592	193,442	2,150
Merrill Lynch & Co., Inc.	EU Euro	160,228	SELL	01/12/12	208,579	207,392	1,187
Royal Bank of Scotland	EU Euro	42,884	SELL	01/12/12	57,997	55,507	2,490
UBS Warburg LLC	EU Euro	671,202	SELL	01/12/12	876,165	868,774	7,391
UBS Warburg LLC	EU Euro	15,280	SELL	01/12/12	20,398	19,777	621
UBS Warburg LLC	EU Euro	38,780	SELL	01/12/12	53,342	50,195	3,147
UBS Warburg LLC	EU Euro	26,048,145	SELL	03/15/12	34,853,721	33,735,441	1,118,280
							$2,127,668

The following short position was open for ING MFS Utilities Portfolio at December 31, 2011:

Shares	Description	Fair Value
(11,910)	WPX Energy Inc.	$(216,405)
(Proceeds $225,818)		$(216,405)

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,374,714
Total Asset Derivatives		$2,374,714
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$291,488
Total Liability Derivatives		$291,488

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$2,527,931
Total	$2,527,931

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$2,104,030
Total	$2,104,030

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.8%
		Finland: 2.4%
185,447		Kone OYJ	$9,600,640	2.4

		France: 3.6%
455,973		Legrand S.A.	14,605,097	3.6

		Germany: 0.7%
56,737		SAP AG	3,000,906	0.7

		Ireland: 4.4%
341,030		Accenture PLC	18,153,027	4.4

		Italy: 2.0%
1,217,259		Davide Campari-Milano S.p.A.	8,090,745	2.0

		Sweden: 3.6%
413,257		Swedish Match AB	14,639,016	3.6

		Switzerland: 9.5%
648,132		Nestle S.A.	37,218,023	9.1
24,060		Novartis AG	1,373,660	0.4
			38,591,683	9.5

		United Kingdom: 29.3%
623,966		Admiral Group PLC	8,272,437	2.0
806,840		British American Tobacco PLC	38,276,502	9.4
363,789		Experian Group Ltd.	4,944,784	1.2
639,873		Imperial Tobacco Group PLC	24,212,944	5.9
499,991		Reckitt Benckiser PLC	24,659,376	6.1
577,015		Unilever PLC	19,349,529	4.7
			119,715,572	29.3

		United States: 41.3%
510,629		Dr Pepper Snapple Group, Inc.	20,159,633	4.9
234,255		Herbalife Ltd.	12,103,956	3.0
349,815		Kellogg Co.	17,690,145	4.3
155,381		Kraft Foods, Inc.	5,805,034	1.4
120,282		Mead Johnson Nutrition Co.	8,266,982	2.0
696,331		Microsoft Corp.	18,076,753	4.4
163,986		Moody’s Corp.	5,523,049	1.4
306,184		Philip Morris International, Inc.	24,029,320	5.9
298,773		Procter & Gamble Co.	19,931,147	4.9
601,274		Sara Lee Corp.	11,376,104	2.8
159,063	L	Scotts Miracle-Gro Co.	7,426,651	1.8
178,778		Visa, Inc.	18,151,330	4.5
			168,540,104	41.3

		Total Common Stock
		(Cost $339,895,029)	394,936,790	96.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.2%
	Securities Lending Collateralcc(1): 1.2%
1,175,017	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,175,027, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $1,198,517, due 01/19/12–12/20/41)	$1,175,017	0.3
1,175,017	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,175,030, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,198,517, due 06/28/12–11/01/41)	1,175,017	0.3
1,175,017	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,175,030, collateralized by various U.S. Government Agency Obligations, 2.163%–6.500%, Market Value plus accrued interest $1,198,517, due 04/01/20–12/01/48)	1,175,017	0.3
1,175,017	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,175,027, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.375%, Market Value plus accrued interest $1,198,517, due 11/15/12–10/01/44)	1,175,017	0.3
247,372	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $247,372, collateralized by various U.S. Government Securities, 0.000%–4.250%, Market Value plus accrued interest $252,320, due 08/15/12–11/15/40)	247,372	0.0
		4,947,440	1.2

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)

	Total Short-Term Investments
	(Cost $4,947,440)	$4,947,440	1.2

	Total Investments in Securities (Cost $344,842,469)	$399,884,230	98.0
	Assets in Excess of Other Liabilities	8,128,297	2.0
	Net Assets	$408,012,527	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
Cost for federal income tax purposes is $345,858,860.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$64,807,685
Gross Unrealized Depreciation	(10,782,315)
Net Unrealized appreciation	$54,025,370

Sector Diversification	Percentage of Net Assets
Consumer Staples	70.0%
Financials	3.4
Health Care	0.4
Industrials	7.2
Information Technology	14.0
Materials	1.8
Short-Term Investments	1.2
Assets in Excess of Other Liabilities	2.0
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Finland	$—	$9,600,640	$—	$9,600,640
France	—	14,605,097	—	14,605,097
Germany	—	3,000,906	—	3,000,906
Ireland	18,153,027	—	—	18,153,027
Italy	—	8,090,745	—	8,090,745
Sweden	—	14,639,016	—	14,639,016
Switzerland	—	38,591,683	—	38,591,683
United Kingdom	—	119,715,572	—	119,715,572
United States	168,540,104	—	—	168,540,104
Total Common Stock	186,693,131	208,243,659	—	394,936,790
Short-Term Investments	—	4,947,440	—	4,947,440
Total Investments, at value	$186,693,131	$213,191,099	$—	$399,884,230

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$582,069	$—	$(582,069)	$—	$(145,518)	$145,518	$—	$—	$—
Total Investments, at value	$582,069	$—	$(582,069)	$—	$(145,518)	$145,518	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 33.2%
		Consumer Discretionary: 0.4%
3,605,916	#	BCAP LLC Trust, 5.250%, 02/25/36	$3,614,767	0.1
5,000,000	#	Reynolds Group Issuer, Inc., 6.875%, 02/15/21	5,000,000	0.1
4,673,000		Other Securities	4,684,383	0.2
			13,299,150	0.4

		Consumer Staples: 1.5%
5,500,000	#	President and Fellows of Harvard College, 6.000%, 01/15/19	6,917,691	0.2
21,500,000	#	President and Fellows of Harvard College, 6.500%, 01/15/39	30,902,832	0.9
10,500,000		Other Securities	12,545,453	0.4
			50,365,976	1.5

		Energy: 2.8%
600,000	#, L	ENN Energy Holdings Ltd., 6.000%, 05/13/21	542,555	0.0
13,500,000	L	Gazprom OAO Via Gaz Capital SA, 8.625%, 04/28/34	15,963,750	0.5
11,300,000		Kinder Morgan Energy Partners LP, 5.950%, 02/15/18	12,923,042	0.4
1,000,000	#	Novatek Finance Ltd., 5.326%, 02/03/16	1,012,500	0.0
1,100,000	#	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 06/30/21	1,138,500	0.0
21,100,000		Petrobras International Finance Co., 7.875%, 03/15/19	25,285,396	0.7
14,900,000		Petroleos Mexicanos, 8.000%, 05/03/19	18,662,250	0.6
17,543,110		Other Securities	19,058,301	0.6
			94,586,294	2.8

		Financials: 25.1%
39,480,000	L, Z	Ally Financial, Inc., —%–8.300%, 02/01/12–09/15/20	39,397,625	1.2
CAD 4,000,000		American International Group, Inc., 4.900%, 06/02/14	3,901,840	0.1
EUR 1,211,000	#	American International Group, Inc., 6.797%, 11/15/17	1,492,487	0.1
14,100,000		American International Group, Inc., 5.450%–8.250%, 05/18/17–12/15/20	13,873,700	0.4
4,800,000	#	ANZ National International Ltd., 6.200%, 07/19/13	5,095,594	0.1
5,000,000	#	Australia & New Zealand Banking Group Ltd., 2.125%, 01/10/14	4,998,225	0.1

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
7,000,000	#	Banco Santander Brazil SA/Cayman Islands, 2.659%, 03/18/14	$6,673,009	0.2
23,500,000		Bank of America Corp., 6.500%, 08/01/16	23,693,922	0.7
1,200,000	#	Bank of China Hong Kong Ltd., 5.550%, 02/11/20	1,247,273	0.0
2,300,000	#, L	Bank of Montreal, 2.850%, 06/09/15	2,386,420	0.1
2,500,000	#, L	Bank of Nova Scotia, 1.650%, 10/29/15	2,499,727	0.1
2,900,000	#	Barclays Bank PLC, 6.050%, 12/04/17	2,635,642	0.1
1,400,000	#	BBVA, 4.500%, 03/10/16	1,379,000	0.0
2,700,000	#	BBVA Bancomer SA/Texas, 6.500%, 03/10/21	2,615,625	0.1
8,900,000		BNP Paribas, 1.482%, 01/10/14	8,212,973	0.3
11,990,000	#	BNP Paribas, 5.186%, 06/29/49	8,033,300	0.2
1,000,000	#	BPCE S.A., 2.375%, 10/04/13	968,959	0.0
900,000	#	CIT Group, Inc., 5.250%, 04/01/14	901,125	0.0
31,800,000		Citigroup Capital XXI, 8.300%, 12/21/57	31,839,750	0.9
18,300,000		Citigroup, Inc., 5.500%, 04/11/13	18,690,431	0.6
19,352,000		Citigroup, Inc., 0.680%–8.500%, 03/16/12–05/22/19	20,607,736	0.6
4,700,000	#	Commonwealth Bank of Australia, 6.024%, 03/29/49	4,349,545	0.1
2,137,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,511,225	0.1
4,200,000	#	Corp. Nacional del Cobre de Chile — CODELCO, 7.500%, 01/15/19	5,368,742	0.2
1,800,000	#, L	DAI-ICHI Mutual Life, 7.250%, 12/31/49	1,814,422	0.1
25,900,000	#	Dexia Credit Local, 0.927%, 03/05/13	24,525,228	0.7
1,900,000		Export-Import Bank of Korea, 5.125%, 06/29/20	1,998,216	0.1
19,200,000		Export-Import Bank of Korea, 5.875%, 01/14/15	20,690,381	0.6

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
EUR 9,700,000		General Electric Capital Corp., 5.500%, 09/15/67	$9,917,816	0.3
7,500,000		General Electric Capital Corp., 5.875%–6.875%, 01/14/38–01/10/39	8,597,665	0.2
EUR 9,300,000		Goldman Sachs Group, Inc., 1.884%, 02/04/13	11,550,428	0.3
25,800,000		Goldman Sachs Group, Inc., 5.950%–6.750%, 09/01/17–10/01/37	25,566,576	0.8
2,300,000	#	International Lease Finance Corp., 6.750%, 09/01/16	2,369,000	0.1
4,800,000	#	Intesa Sanpaolo SpA, 2.906%, 02/24/14	4,228,714	0.1
EUR 4,300,000		JPMorgan Chase & Co., 1.654%, 09/26/13	5,437,234	0.1
27,500,000		JPMorgan Chase & Co., 3.150%–7.900%, 07/05/16–04/29/49	29,888,859	0.9
22,400,000		Merrill Lynch & Co., Inc., 6.500%–6.875%, 04/25/18–11/15/18	21,811,715	0.6
22,500,000	#	Metlife, 1.481%, 04/04/14	22,465,058	0.7
EUR 12,000,000		Morgan Stanley, 1.991%, 05/02/14	13,806,438	0.4
12,600,000		Morgan Stanley, 1.408%–6.250%, 04/29/13–12/28/17	11,961,036	0.4
18,800,000	#	National Australia Bank Ltd., 1.301%, 04/11/14	18,623,562	0.5
2,200,000	#	National Australia Bank Ltd., 1.372%, 07/25/14	2,187,451	0.1
4,000,000	#	National Australia Bank Ltd., 5.350%, 06/12/13	4,178,832	0.1
1,200,000	#	Pacific LifeCorp, 6.000%, 02/10/20	1,278,809	0.0
4,900,000	#	Pricoa Global Funding I, 0.528%, 01/30/12	4,897,925	0.1
2,000,000	#	Pricoa Global Funding I, 0.774%, 09/27/13	1,980,364	0.1
200,000		Province of Ontario Canada, 4.400%, 04/14/20	228,201	0.0
12,000,000	#	RCI Banque SA, 2.451%, 04/11/14	11,443,728	0.3
1,500,000	#	Resona Bank Ltd., 5.850%, 09/29/49	1,491,900	0.0
3,900,000	#	Royal Bank of Scotland PLC, 6.990%, 10/29/49	2,461,875	0.1

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
6,500,000	#	Royal Bank of Scotland PLC, 2.625%, 05/11/12	$6,542,672	0.2
900,000	#	Royal Bank of Scotland PLC, 4.875%, 08/25/14	881,276	0.0
22,800,000	#	Santander US Debt S.A. Unipersonal, 1.379%, 03/30/12	22,760,875	0.7
GBP 3,200,000		SLM Corp., 4.875%, 12/17/12	4,928,806	0.1
22,400,000		SLM Corp., 8.000%, 03/25/20	22,680,000	0.7
5,300,000		SLM Corp., 5.000%–5.375%, 01/15/13–10/01/13	5,328,859	0.2
1,300,000	#	Societe Generale, 1.631%, 04/11/14	1,146,214	0.1
6,500,000	#	Societe Generale, 5.922%, 12/31/49	3,960,437	0.1
30,200,000	#	SSIF Nevada L.P., 1.280%, 04/14/14	29,741,020	0.9
3,100,000	#	State Bank of India/London, 4.500%, 07/27/15	3,069,174	0.1
2,200,000	#	Sumitomo Mitsui Banking Corp., 1.950%, 01/14/14	2,227,108	0.1
2,700,000	#	Temasek Financial I Ltd., 4.300%, 10/25/19	2,911,758	0.1
1,700,000	#	TransCapitalInvest Ltd. for OJSC AK Transneft, 8.700%, 08/07/18	2,054,365	0.1
1,200,000	#, L	Vnesheconombank Via VEB Finance Ltd., 5.450%, 11/22/17	1,191,000	0.0
13,115,000		Wachovia Corp., 0.768%–5.750%, 10/28/15–02/01/18	13,617,832	0.4
27,092,000		Wells Fargo & Co., 7.980%, 02/28/49	29,157,765	0.9
3,000,000	#	Westpac Banking Corp., 0.883%, 07/16/14	3,034,587	0.1
14,100,000	#	Westpac Banking Corp., 3.585%, 08/14/14	15,043,769	0.4
350,000	#	ZFS Finance USA Trust IV, 5.875%, 05/09/32	332,500	0.0
1,093,401,614		Other Securities(a),(b)	199,422,885	5.9
			848,808,210	25.1

		Health Care: 0.9%
12,700,000		Amgen, Inc., 6.150%, 06/01/18	14,788,388	0.5
13,400,000		Other Securities	14,264,822	0.4
			29,053,210	0.9

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrials: 0.1%
1,100,000	#	Braskem Finance Ltd., 5.750%, 04/15/21	$1,102,750	0.0
600,000	#	Sydney Air, 5.125%, 02/22/21	609,676	0.0
1,612,709		Other Securities(a)	1,795,531	0.1
			3,507,957	0.1

		Information Technology: 0.7%
12,400,000		Oracle Corp., 5.750%, 04/15/18	15,063,483	0.5
7,000,000		Other Securities	8,118,187	0.2
			23,181,670	0.7

		Materials: 0.4%
2,200,000	#	Sealed Air Corp., 5.625%, 07/15/13	2,287,483	0.1
10,075,000		Other Securities	10,881,446	0.3
			13,168,929	0.4

		Telecommunications: 0.9%
20,700,000		Cellco Partnership / Verizon Wireless Capital LLC, 5.250%, 02/01/12	20,775,146	0.6
200,000	#	Qtel International Finance Ltd., 3.375%, 10/14/16	202,500	0.0
300,000	#	Qtel International Finance Ltd., 4.750%, 02/16/21	303,750	0.0
9,900,000		Other Securities	10,993,798	0.3
			32,275,194	0.9

		Utilities: 0.4%
3,700,000	#, L	EDF S.A., 5.500%, 01/26/14	3,953,798	0.1
1,300,000	#	EDF S.A., 6.500%, 01/26/19	1,472,286	0.1
3,300,000	#	Electricite de France SA, 6.950%, 01/26/39	3,889,978	0.1
4,300,000		Other Securities	4,343,000	0.1
			13,659,062	0.4

		Total Corporate Bonds/Notes (Cost $1,095,531,915)	1,121,905,652	33.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.7%
2,483,845	#	Banc of America Large Loan, Inc., 2.028%, 11/15/15	2,249,545	0.1
8,400,000	#	BCAP LLC Trust, 5.250%, 08/25/37	8,232,000	0.2
14,190,212		Citigroup Mortgage Loan Trust, Inc., 2.660%–5.500%, 09/25/35–10/25/35	13,051,912	0.4
2,794,469	#	Countrywide Home Loan Mortgage Pass-through Trust, 0.634%, 06/25/35	2,356,433	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
24,470,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%–5.962%, 08/12/48–03/12/51	$26,118,715	0.8
16,500,000		Morgan Stanley Capital I, 5.809%, 12/12/49	18,245,048	0.6
3,900,000		Morgan Stanley Capital I, 5.879%, 06/11/49	4,304,625	0.1
1,400,000	#	Morgan Stanley Reremic Trust, 5.790%, 08/12/45	1,575,802	0.0
54,881	#	Nomura Asset Acceptance Corp., 7.000%, 02/19/30	55,093	0.0
4,627,470	#	RBSSP Resecuritization Trust, 0.544%, 02/26/37	3,836,280	0.1
22,853,107		SLM Student Loan Trust, 1.918%, 04/25/23	23,407,732	0.7
1,000,000	#	SLM Student Loan Trust, 2.928%, 12/16/19	1,018,042	0.0
2,740,459		SLM Student Loan Trust, 0.718%–0.918%, 01/25/15–10/25/17	2,714,577	0.1
2,636,125	#	Wachovia Bank Commercial Mortgage Trust, 0.368%, 09/15/21	2,507,358	0.1
138,692,572		Other Securities(c)	81,725,427	2.4

		Total Collateralized Mortgage Obligations (Cost $190,006,994)	191,398,589	5.7

MUNICIPAL BONDS: 4.8%
		Alaska: 0.2%
9,400,000		Other Securities	6,463,816	0.2

		California: 2.4%
21,000,000		Southern California Public Power Authority, 5.943%, 07/01/40	24,835,230	0.7
10,700,000		University of California, 6.270%–6.548%, 05/15/31–05/15/48	11,907,697	0.4
44,940,000		Other Securities	43,670,311	1.3
			80,413,238	2.4

		Connecticut: 0.3%
8,700,000		Other Securities	10,601,298	0.3

		Illinois: 0.5%
13,670,000		Other Securities	15,253,745	0.5

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

MUNICIPAL BONDS: (continued)

		Nebraska: 0.1%
1,500,000		Other Securities	$1,748,100	0.1

		Nevada: 0.1%
2,300,000		Other Securities	2,923,277	0.1

		New Jersey: 0.5%
15,245,000		Other Securities	16,672,393	0.5

		New York: 0.5%
12,800,000		New York City Municipal Water Finance Authority, 5.000%–6.282%, 06/15/42–06/15/44	15,139,531	0.5
870,000		Other Securities	870,296	0.0
			16,009,827	0.5

		Pennsylvania: 0.2%
6,700,000		Other Securities	7,777,385	0.2

		Texas: 0.0%
1,300,000		Other Securities	1,534,195	0.0

		Washington: 0.0%
1,560,000		Other Securities	1,231,573	0.0

		Total Municipal Bonds (Cost $140,651,708)	160,628,847	4.8

ASSET-BACKED SECURITIES: 2.9%
		Home Equity Asset-Backed Securities: 0.1%
11,104,332		Other Securities	4,746,014	0.1

		Other Asset-Backed Securities: 2.8%
13,800,000	#	Halcyon Structured Asset Management Long/Short CLO Ltd., 0.660%, 08/07/21	13,277,711	0.4
16,833,276	#	Pacifica CDO Ltd., 0.680%, 01/26/20	15,629,192	0.5
15,309,642		Small Business Administration, 5.160%, 02/01/28	17,122,329	0.5
34,307,720		Small Business Administration, 5.290%–5.902%, 02/10/18–03/01/28	38,265,426	1.1
11,648,924		Other Securities	8,742,570	0.3
			93,037,228	2.8

		Total Asset-Backed Securities (Cost $94,968,937)	97,783,242	2.9

U.S. TREASURY OBLIGATIONS: 32.2%
		Treasury Inflation Indexed Protected Securities: 6.9%
61,388,872	S	1.750%, due 01/15/28	73,853,698	2.2
22,245,405		2.000%, due 01/15/26	27,358,378	0.8
58,271,244	S	2.375%, due 01/15/27	75,306,492	2.2
14,869,719	S	2.500%, due 01/15/29	19,859,209	0.6
20,345,845		1.125%–3.875%, due 01/15/21–04/15/29	26,710,779	0.8

U.S. TREASURY OBLIGATIONS: (continued)
		Treasury Inflation Indexed Protected Securities: (continued)
8,343,160		1.250%–2.125%, due 07/15/20–02/15/40	$10,324,688	0.3
1,004,600		Other Securities	1,075,157	0.0
			234,488,401	6.9

		U.S. Treasury Bonds: 4.6%
1,100,000		2.000%, due 11/15/21	1,112,204	0.0
900,000		2.125%, due 08/15/21	922,782	0.0
23,800,000		2.625%, due 11/15/20	25,618,463	0.8
69,400,000		3.625%, due 02/15/21	80,558,201	2.4
22,300,000		2.625%, due 08/15/20	24,050,907	0.7
21,200,000		3.375%–3.625%, due 11/15/19–05/15/20	24,458,580	0.7
			156,721,137	4.6

		U.S. Treasury Notes: 20.7%
43,000,000		1.375%, due 11/30/18	43,154,542	1.3
16,500,000	S	0.250%, due 12/15/14	16,451,011	0.5
3,400,000		0.375%, due 07/31/13	3,408,898	0.1
310,200,000		0.500%, due 08/15/14	311,702,609	9.2
28,700,000		0.875%, due 12/31/16	28,762,795	0.9
19,300,000		1.500%, due 07/31/16	19,960,427	0.6
270,000,000	S	1.500%, due 08/31/18	274,050,000	8.1
			697,490,282	20.7

		Total U.S. Treasury Obligations (Cost $1,071,758,055)	1,088,699,820	32.2

FOREIGN GOVERNMENT BONDS: 8.2%
EUR 1,100,000	#	Banco Nacional de Desenvolvimento Economico e Social, 4.125%, 09/15/17	1,403,029	0.1
BRL 59,231,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/17	30,553,162	0.9
BRL 61,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	30,485	0.0
CAD 800,000	#	Canada Housing Trust No 1, 2.650%, 03/15/22	797,000	0.0
CAD 800,000	#	Canada Housing Trust No 1, 3.350%, 12/15/20	849,685	0.0
CAD 1,300,000	#	Canada Housing Trust No 1, 3.750%, 03/15/20	1,421,776	0.1
CAD 900,000	#	Canada Housing Trust No 1, 3.800%, 06/15/21	988,299	0.0
2,400,000	#	Export-Import Bank of China, 4.875%, 07/21/15	2,593,058	0.1
EUR 16,240,268		Italy Buoni Poliennali Del Tesoro, 2.100%, 09/15/16–09/15/21	15,813,066	0.5

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
JPY 6,000,000,000		Japan Treasury Bill, 02/06/12	$77,946,780	2.3
JPY 3,710,000,000		Japan Treasury Bill, 02/20/12	48,194,956	1.4
1,100,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	1,141,571	0.0
5,800,000		Province of Ontario Canada, 1.375%–3.000%, 01/27/14–07/16/18	5,924,454	0.2
CAD 43,600,000		Province of Ontario Canada, 3.150%–6.500%, 03/08/17–06/02/39	49,901,490	1.5
4,000,000	#	Societe Financement de l’Economie Francaise, 0.780%, 07/16/12	4,009,240	0.1
EUR 12,500,000		Spain Government Bond, 4.650%, 07/30/25	14,741,474	0.4
CAD 44,824,000		Other Securities	19,930,546	0.6

		Total Foreign Government Bonds (Cost $278,186,527)	276,240,071	8.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 45.7%
		Federal Home Loan Mortgage Corporation: 3.4%##
22,610,720		4.500%, due 05/01/40	23,980,012	0.7
81,493,860	W	0.628%–8.250%, due 05/27/16–10/25/44	88,311,330	2.6
3,501,356		Other Securities	3,819,963	0.1
			116,111,305	3.4

		Federal National Mortgage Association: 42.3%##
34,000,000	W	3.000%, due 10/25/26	35,014,686	1.0
132,000,000	W	3.500%, due 01/25/26	138,063,750	4.1
19,000,000	W	4.000%, due 01/25/24	20,042,030	0.6
46,688,093		4.000%, due 02/01/41	49,103,922	1.5
42,751,366		4.000%, due 03/01/41	44,976,853	1.3
45,000,000	W	4.500%, due 01/25/24	47,981,250	1.4
423,100,000	W	4.500%, due 01/25/39	450,337,063	13.3
43,113,018		4.500%, due 06/01/39	45,927,968	1.4
34,288,405		4.500%, due 09/01/40	36,527,176	1.1
15,555,063		5.000%, due 07/01/35	16,824,321	0.5
38,000,000	W	5.000%, due 01/13/40	41,057,822	1.2
17,386,448		5.500%, due 02/01/35	18,998,023	0.6
58,000,000	W	6.000%, due 01/15/33	63,872,517	1.9
389,582,470	W	—%–6.500%, due 06/01/13–10/01/44	419,781,623	12.4
			1,428,509,004	42.3

		Government National Mortgage Association: 0.0%
706,094		Other Securities	$728,171	0.0

		Total U.S. Government Agency Obligations (Cost $1,517,471,433)	1,545,348,480	45.7

Shares		Value	Percentage of Net Assets

COMMON STOCK: —%
	Consumer Discretionary: —%
192,000	Other Securities	—	—

	Total Common Stock (Cost $0)	—	—

PREFERRED STOCK: 1.2%
	Financials: 1.2%
39,000	Wells Fargo & Co.	41,515,500	1.2

	Total Preferred Stock (Cost $30,874,800)	41,515,500	1.2

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.0%
		Options on Exchange Traded Futures Contracts: 0.0%
11,889	@	90-Day Eurodollar September Futures, Strike @ 93.000, Exp. 09/17/12	74,306	0.0

		Options on Interest Rate Swaps: 0.0%
50,300,000	@	Put OTC Swaption, Strike @ 1.250%, Exp. 04/30/12	272,189	0.0

		Total Purchased Options (Cost $292,538)	346,495	0.0

		Total Long-Term Investments (Cost $4,419,742,907)	4,523,866,696	133.9

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.2%
	U.S. Treasury Bills: 0.5%
5,200,000	United States Treasury Bill, 0.040%, 06/21/12	5,198,788	0.1
8,700,000	United States Treasury Bill, 0.100%, 12/13/12	8,691,465	0.3
4,500,000	United States Treasury Bill, 0.180%, 06/28/12	4,498,727	0.1
		18,388,980	0.5
	Securities Lending Collateralcc(1): 0.5%
3,760,058	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $3,760,083, collateralized by various U.S. Government Agency Obligations, 5.000%–6.000%, Market Value plus accrued interest $3,835,259, due 05/15/24–04/15/41)	$3,760,058	0.1

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
3,760,058		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $3,760,107, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $3,835,259, due 06/01/17–09/01/44)	3,760,058	0.1
3,760,058		Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $3,760,091, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $3,835,259, due 01/19/12–12/20/41)	3,760,058	0.1
791,593		Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $791,600, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $807,425, due 06/28/12–11/01/41)	791,593	0.1
3,760,058		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $3,760,066, collateralized by various U.S. Government Securities, 1.875%–4.000%, Market Value plus accrued interest $3,835,265, due 02/15/15–06/30/15)	$3,760,058	0.1
			15,831,825	0.5

SHORT-TERM INVESTMENTS: (continued)
		Certificates of Deposit: 0.1%
3,100,000		Itau Unibanco YCD, 1.498%, 01/04/12 (Cost $3,099,613)	3,099,484	0.1

		Foreign Government Bonds: 1.1%
JPY 960,000,000	Z	Japan Treasury Discount Bill, 01/30/12	12,471,410	0.4
JPY 1,800,000,000	Z	Japan Treasury Discount Bill, 02/27/12	23,382,599	0.7
JPY 30,000,000	Z	Japan Treasury Discount Bill, 03/29/12	389,918	0.0
			36,243,927	1.1
		Total Short-Term Investments (Cost $73,558,493)	73,564,216	2.2
		Total Investments in Securities (Cost $4,493,301,400)	$4,597,430,912	136.1
		Liabilities in Excess of Other Assets	(1,219,107,984)	(36.1)
		Net Assets	$3,378,322,928	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	The grouping contains securities in default.
(b)	This grouping contains loaned securities.
(c)	The grouping contains Interest only securities.
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	EU Euro

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
SGD	Singapore Dollar
Cost for federal income tax purposes is $4,496,353,182.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$184,844,532
Gross Unrealized Depreciation	(83,766,802)
Net Unrealized Appreciation	$101,077,730

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Preferred Stock	41,515,500	—	—	41,515,500
Purchased Options	74,306	272,189	—	346,495
Corporate Bonds/Notes	—	1,113,806,210	8,099,442	1,121,905,652
Collateralized Mortgage Obligations	—	190,920,227	478,362	191,398,589
Municipal Bonds	—	160,628,847	—	160,628,847
Short-Term Investments	—	73,564,216	—	73,564,216
Foreign Government Bonds	—	272,230,831	4,009,240	276,240,071
U.S. Treasury Obligations	—	1,088,699,820	—	1,088,699,820
U.S. Government Agency Obligations	—	1,545,348,480	—	1,545,348,480
Asset-Backed Securities	—	97,783,242	—	97,783,242
Total Investments, at value	$41,589,806	$4,543,254,062	$12,587,044	$4,597,430,912
Other Financial Instruments+
Futures	$6,800,148	$—	$—	$6,800,148
Swaps	6,662,376	34,654,794	—	41,317,170
Forward Foreign Currency Contracts	—	17,699,215	—	17,699,215
Total Assets	$55,052,330	$4,595,608,071	$12,587,044	$4,663,247,445
Liabilities Table
Other Financial Instruments+
Sales Commitments	$—	$(421,057,514)	$—	$(421,057,514)
Written Options	(38,919)	(3,016,159)	—	(3,055,078)
Futures	(43,603)	—	—	(43,603)
Swaps	(33,275,211)	(12,701,111)	—	(45,976,322)
Forward Foreign Currency Contracts	—	(9,183,394)	—	(9,183,394)
Total Liabilities	$(33,357,733)	$(445,958,178)	$—	$(479,315,911)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year endedDecember 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Common Stock	$—	$1	$(19,838)	$—	$19,837	$—	$—	$—	$—
Corporate Bonds/Notes	—	—	—	—	—	—	8,099,442	—	8,099,442
Collateralized Mortgage Obligations	582,999	—	(101,564)	(439)	(512)	(2,122)	—	—	478,362
Foreign Government Bonds	—	—	—	—	—	—	4,009,240	—	4,009,240
Short-Term Investments	1,824,493	—	(1,824,493)	—	(456,123)	456,123	—	—	—
Total Investments, at value	$2,407,492	$1	$(1,945,895)	$(439)	$(436,798)	$454,001	$12,108,682	$—	$12,587,044

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(2,122).

At December 31, 2011, the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	242,000	Buy	01/17/12	$327,224	$313,245	$(13,979)
Barclays Bank PLC	EU Euro	3,777,000	Buy	01/17/12	5,190,977	4,888,945	(302,032)
Barclays Bank PLC	Mexican Peso	349,098	Buy	03/15/12	24,831	24,866	35
Barclays Bank PLC	EU Euro	20,301,000	Buy	01/17/12	28,082,840	26,277,593	(1,805,247)
Barclays Bank PLC	Mexican Peso	21,000,000	Buy	03/15/12	1,513,295	1,495,802	(17,493)
Barclays Bank PLC	Mexican Peso	4,786,984	Buy	03/15/12	342,748	340,971	(1,777)
Barclays Bank PLC	Chinese Yuan	3,385,089	Buy	02/13/12	529,450	537,340	7,890
Barclays Bank PLC	Chinese Yuan	38,066,707	Buy	06/01/12	5,972,653	6,034,984	62,331
Barclays Bank PLC	Taiwan New Dollar	79,567,470	Buy	01/11/12	2,776,255	2,628,463	(147,792)
Barclays Bank PLC	Chinese Yuan	42,813,000	Buy	06/01/12	6,700,000	6,787,448	87,448
Citigroup, Inc.	British Pound	1,344,000	Buy	01/04/12	2,087,123	2,087,138	15
Citigroup, Inc.	EU Euro	8,798,000	Buy	01/17/12	11,491,677	11,388,122	(103,555)
Citigroup, Inc.	British Pound	121,000	Buy	01/04/12	188,836	187,904	(932)
Citigroup, Inc.	Canadian Dollar	864,000	Buy	02/09/12	846,092	847,317	1,225
Citigroup, Inc.	Philippine Peso	511,133,700	Buy	03/15/12	11,723,250	11,610,877	(112,373)
Citigroup, Inc.	Indonesian Rupiah	22,911,020,000	Buy	01/31/12	2,525,187	2,518,402	(6,785)
Deutsche Bank AG	Chinese Yuan	137,557,951	Buy	02/01/13	21,707,109	21,717,972	10,863
Deutsche Bank AG	EU Euro	27,081,000	Buy	01/17/12	37,729,249	35,053,619	(2,675,630)
Deutsche Bank AG	EU Euro	1,958,000	Buy	01/17/12	2,714,787	2,534,434	(180,353)
Deutsche Bank AG	EU Euro	156,000	Buy	01/17/12	216,296	201,927	(14,369)
HSBC	Mexican Peso	2,357,855	Buy	03/15/12	167,694	167,947	253
HSBC	Chinese Yuan	17,259,750	Buy	06/01/12	2,700,000	2,736,310	36,310
HSBC	Chinese Yuan	11,502,900	Buy	06/01/12	1,800,000	1,823,636	23,636
HSBC	Chinese Yuan	1,918,350	Buy	06/01/12	300,000	304,130	4,130
HSBC	Chinese Yuan	12,146,700	Buy	06/01/12	1,900,000	1,925,702	25,702
HSBC	Chinese Yuan	50,453,350	Buy	06/01/12	7,900,000	7,998,726	98,726
HSBC	Indonesian Rupiah	100,937,774,500	Buy	07/02/12	11,171,862	10,933,781	(238,081)
JPMorgan Chase & Co.	EU Euro	146,000	Buy	01/04/12	190,442	188,965	(1,477)
JPMorgan Chase & Co.	Brazilian Real	14,082,085	Buy	01/04/12	7,540,608	7,541,939	1,331
JPMorgan Chase & Co.	EU Euro	625,000	Buy	01/17/12	837,747	809,000	(28,747)
JPMorgan Chase & Co.	EU Euro	1,090,000	Buy	01/17/12	1,495,026	1,410,895	(84,131)
JPMorgan Chase & Co.	Canadian Dollar	879,000	Buy	02/09/12	854,481	862,027	7,546
JPMorgan Chase & Co.	South African Rand	8,360,600	Buy	01/26/12	1,146,308	1,030,877	(115,431)
JPMorgan Chase & Co.	Chinese Yuan	25,388,000	Buy	06/01/12	4,000,000	4,024,939	24,939
JPMorgan Chase & Co.	Chinese Yuan	9,437,250	Buy	06/01/12	1,500,000	1,496,154	(3,846)
JPMorgan Chase & Co.	Malaysian Ringgit	23,788,633	Buy	04/23/12	7,843,268	7,468,094	(375,174)
JPMorgan Chase & Co.	Indian Rupee	501,730,000	Buy	07/12/12	10,794,535	9,148,062	(1,646,473)
Morgan Stanley	Danish Krone	609,000	Buy	03/08/12	105,946	106,115	169

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Chinese Yuan	24,204,100	Buy	06/01/12	$3,800,000	$3,837,247	$37,247
Morgan Stanley	Philippine Peso	73,510,000	Buy	03/15/12	1,688,139	1,669,848	(18,291)
Royal Bank of Canada	British Pound	19,941,000	Buy	01/04/12	31,227,606	30,966,979	(260,627)
UBS Warburg LLC	Mexican Peso	7,000,000	Buy	03/15/12	505,506	498,601	(6,905)
UBS Warburg LLC	EU Euro	1,576,000	Buy	01/17/12	2,179,940	2,039,973	(139,967)
							$(7,871,671)

Barclays Bank PLC	British Pound	3,937,000	Sell	01/04/12	$6,173,708	$6,113,886	$59,822
Barclays Bank PLC	EU Euro	2,067,000	Sell	01/17/12	2,690,041	2,675,522	14,519
Barclays Bank PLC	EU Euro	2,828,000	Sell	01/17/12	3,795,759	3,660,561	135,198
Barclays Bank PLC	Canadian Dollar	1,095,000	Sell	02/09/12	1,073,550	1,073,855	(305)
Barclays Bank PLC	EU Euro	1,200,000	Sell	01/17/12	1,623,978	1,553,279	70,699
Barclays Bank PLC	Canadian Dollar	23,000	Sell	02/09/12	22,382	22,556	(174)
Barclays Bank PLC	Canadian Dollar	57,847,000	Sell	02/09/12	56,503,626	56,729,992	(226,366)
Barclays Bank PLC	South African Rand	1,260,600	Sell	01/26/12	155,984	155,434	550
Barclays Bank PLC	Japanese Yen	2,211,108,186	Sell	02/06/12	29,125,145	28,744,044	381,101
Barclays Bank PLC	Japanese Yen	384,566,081	Sell	02/27/12	5,002,095	5,001,276	819
Barclays Bank PLC	Indonesian Rupiah	28,355,000,000	Sell	01/31/12	3,157,572	3,116,810	40,762
Barclays Bank PLC	Taiwan New Dollar	27,658,470	Sell	01/11/12	903,429	913,681	(10,252)
Barclays Bank PLC	Philippine Peso	12,500,000	Sell	03/15/12	291,375	283,949	7,426
Barclays Bank PLC	Philippine Peso	16,009,200	Sell	03/15/12	372,654	363,664	8,990
Barclays Bank PLC	Philippine Peso	20,900,000	Sell	03/15/12	486,047	474,763	11,284
Barclays Bank PLC	Philippine Peso	327,458,500	Sell	03/15/12	7,660,744	7,438,524	222,220
Barclays Bank PLC	Chinese Yuan	5,124,400	Sell	06/01/12	800,000	812,407	(12,407)
Barclays Bank PLC	Indonesian Rupiah	5,868,000,000	Sell	07/02/12	629,276	635,633	(6,357)
Citigroup, Inc.	EU Euro	1,378,000	Sell	01/17/12	1,799,901	1,783,682	16,219
Citigroup, Inc.	EU Euro	1,286,000	Sell	01/17/12	1,674,128	1,664,597	9,531
Citigroup, Inc.	EU Euro	4,512,000	Sell	01/17/12	5,873,767	5,840,328	33,439
Citigroup, Inc.	British Pound	444,000	Sell	02/02/12	687,699	689,315	(1,616)
Citigroup, Inc.	Australian Dollar	700,000	Sell	02/23/12	705,640	711,492	(5,852)
Citigroup, Inc.	Australian Dollar	300,000	Sell	02/23/12	302,417	304,925	(2,508)
Citigroup, Inc.	Australian Dollar	798,000	Sell	02/23/12	797,580	811,101	(13,521)
Citigroup, Inc.	Singapore Dollar	6,351,805	Sell	02/10/12	4,971,319	4,896,598	74,721
Citigroup, Inc.	Australian Dollar	662,000	Sell	02/23/12	654,252	672,868	(18,616)
Citigroup, Inc.	Japanese Yen	110,230,000	Sell	01/13/12	1,435,761	1,432,405	3,356
Citigroup, Inc.	Japanese Yen	236,613,470	Sell	01/30/12	3,088,626	3,075,530	13,096
Citigroup, Inc.	Japanese Yen	1,577,783,627	Sell	02/06/12	20,782,652	20,510,928	271,724
Citigroup, Inc.	Japanese Yen	259,254,924	Sell	02/27/12	3,372,137	3,371,607	530
Citigroup, Inc.	Philippine Peso	5,000,000	Sell	03/15/12	112,689	113,580	(891)
Citigroup, Inc.	Philippine Peso	10,000,000	Sell	03/15/12	224,972	227,159	(2,187)
Citigroup, Inc.	Malaysian Ringgit	23,788,633	Sell	04/23/12	7,686,150	7,468,095	218,055
Credit Suisse First Boston	Chinese Yuan	3,193,500	Sell	06/01/12	500,000	506,288	(6,288)
Credit Suisse First Boston	EU Euro	146,000	Sell	01/04/12	195,044	188,965	6,079
Credit Suisse First Boston	Japanese Yen	30,000,000	Sell	03/29/12	386,071	390,425	(4,354)
Deutsche Bank AG	British Pound	1,700,000	Sell	01/04/12	2,639,760	2,639,981	(221)
Deutsche Bank AG	EU Euro	6,971,000	Sell	01/17/12	9,111,515	9,023,255	88,260
Deutsche Bank AG	EU Euro	1,272,000	Sell	01/17/12	1,666,835	1,646,475	20,360
Deutsche Bank AG	EU Euro	3,200,000	Sell	01/17/12	4,193,296	4,142,077	51,219
Deutsche Bank AG	EU Euro	1,033,000	Sell	01/17/12	1,377,464	1,337,114	40,350
Deutsche Bank AG	EU Euro	870,000	Sell	01/17/12	1,175,340	1,126,128	49,212
Deutsche Bank AG	EU Euro	900,000	Sell	01/17/12	1,244,605	1,164,960	79,645
Deutsche Bank AG	EU Euro	253,000	Sell	01/17/12	349,872	327,483	22,389
Deutsche Bank AG	Canadian Dollar	798,000	Sell	02/09/12	766,821	782,591	(15,770)
Deutsche Bank AG	Japanese Yen	236,613,470	Sell	01/30/12	3,090,199	3,075,530	14,669

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Japanese Yen	384,566,081	Sell	02/27/12	$5,001,510	$5,001,276	$234
Deutsche Bank AG	Indian Rupee	112,024,000	Sell	07/12/12	2,200,000	2,042,538	157,462
Goldman Sachs & Co.	EU Euro	200,000	Sell	01/17/12	261,631	258,880	2,751
Goldman Sachs & Co.	EU Euro	1,637,000	Sell	01/17/12	2,141,450	2,118,931	22,519
Goldman Sachs & Co.	British Pound	15,769,000	Sell	01/04/12	24,673,045	24,488,155	184,890
Goldman Sachs & Co.	EU Euro	2,617,000	Sell	01/17/12	3,507,212	3,387,442	119,770
Goldman Sachs & Co.	EU Euro	4,200,000	Sell	01/17/12	5,628,693	5,436,476	192,217
Goldman Sachs & Co.	Japanese Yen	201,740,506	Sell	01/30/12	2,634,720	2,622,248	12,472
Goldman Sachs & Co.	Japanese Yen	1,958,000,000	Sell	02/21/12	25,269,081	25,460,879	(191,798)
Goldman Sachs & Co.	Philippine Peso	29,995,000	Sell	03/15/12	700,000	681,364	18,636
Goldman Sachs & Co.	Indonesian Rupiah	540,494,500	Sell	07/02/12	58,086	58,547	(461)
HSBC	Brazilian Real	501,660	Sell	01/04/12	270,000	268,674	1,326
HSBC	Brazilian Real	928,750	Sell	01/04/12	500,000	497,410	2,590
HSBC	Chinese Yuan	10,869,800	Sell	02/13/12	1,700,000	1,725,442	(25,442)
HSBC	Danish Krone	93,007,000	Sell	03/08/12	16,742,633	16,205,956	536,677
HSBC	Japanese Yen	926,000,000	Sell	02/21/12	11,956,101	12,041,253	(85,152)
HSBC	Mexican Peso	6,646,750	Sell	03/15/12	500,000	473,439	26,561
HSBC	Mexican Peso	6,648,500	Sell	03/15/12	500,000	473,564	26,436
HSBC	Indonesian Rupiah	25,343,000,000	Sell	07/02/12	2,713,529	2,745,205	(31,676)
HSBC	Indonesian Rupiah	12,152,000,000	Sell	07/02/12	1,313,730	1,316,329	(2,599)
HSBC	Chinese Yuan	1,270,100	Sell	06/01/12	200,000	201,358	(1,358)
HSBC	Chinese Yuan	1,269,400	Sell	06/01/12	200,000	201,247	(1,247)
JPMorgan Chase & Co.	EU Euro	146,000	Sell	02/02/12	190,504	189,004	1,500
JPMorgan Chase & Co.	EU Euro	9,001,000	Sell	01/17/12	12,165,842	11,650,886	514,956
JPMorgan Chase & Co.	EU Euro	1,000,000	Sell	01/17/12	1,347,375	1,294,399	52,976
JPMorgan Chase & Co.	Chinese Yuan	7,033,400	Sell	02/13/12	1,100,000	1,116,463	(16,463)
JPMorgan Chase & Co.	Chinese Yuan	3,197,000	Sell	02/13/12	500,000	507,483	(7,483)
JPMorgan Chase & Co.	EU Euro	1,452,000	Sell	01/17/12	1,977,505	1,879,467	98,038
JPMorgan Chase & Co.	Brazilian Real	14,082,085	Sell	03/02/12	7,448,868	7,445,997	2,871
JPMorgan Chase & Co.	South African Rand	3,100,000	Sell	01/26/12	385,778	382,235	3,543
JPMorgan Chase & Co.	South African Rand	4,000,000	Sell	01/26/12	497,475	493,207	4,268
JPMorgan Chase & Co.	EU Euro	172,662,000	Sell	01/17/12	234,764,205	223,493,516	11,270,689
JPMorgan Chase & Co.	Japanese Yen	236,613,470	Sell	01/30/12	3,088,545	3,075,530	13,015
JPMorgan Chase & Co.	Japanese Yen	2,211,108,186	Sell	02/06/12	29,124,186	28,744,044	380,142
JPMorgan Chase & Co.	Japanese Yen	387,046,833	Sell	02/27/12	5,033,119	5,033,538	(419)
JPMorgan Chase & Co.	Philippine Peso	25,887,000	Sell	03/15/12	600,000	588,047	11,953
JPMorgan Chase & Co.	Philippine Peso	48,664,000	Sell	03/15/12	1,100,000	1,105,448	(5,448)
JPMorgan Chase & Co.	Philippine Peso	75,174,000	Sell	03/15/12	1,700,000	1,707,647	(7,647)
JPMorgan Chase & Co.	Chinese Yuan	4,471,250	Sell	06/01/12	700,000	708,859	(8,859)
JPMorgan Chase & Co.	Chinese Yuan	5,744,250	Sell	06/01/12	900,000	910,677	(10,677)
JPMorgan Chase & Co.	Chinese Yuan	5,135,200	Sell	06/01/12	800,000	814,120	(14,120)
JPMorgan Chase & Co.	Chinese Yuan	5,140,000	Sell	06/01/12	800,000	814,881	(14,881)
JPMorgan Chase & Co.	Philippine Peso	13,056,000	Sell	03/15/12	300,000	296,579	3,421
JPMorgan Chase & Co.	Indian Rupee	201,710,600	Sell	07/12/12	3,948,915	3,677,797	271,118
JPMorgan Chase & Co.	Indian Rupee	41,500,000	Sell	07/12/12	816,190	756,671	59,519
JPMorgan Chase & Co.	Indian Rupee	54,893,400	Sell	07/12/12	1,078,456	1,000,874	77,582
JPMorgan Chase & Co.	Indian Rupee	91,602,000	Sell	07/12/12	1,800,000	1,670,183	129,817
Morgan Stanley	Brazilian Real	566,250	Sell	01/04/12	300,000	303,266	(3,266)
Morgan Stanley	Brazilian Real	680,040	Sell	01/04/12	360,000	364,209	(4,209)
Morgan Stanley	Brazilian Real	1,996,920	Sell	01/04/12	1,080,000	1,069,490	10,510
Morgan Stanley	Brazilian Real	742,800	Sell	01/04/12	400,000	397,821	2,179
Morgan Stanley	EU Euro	190,000	Sell	01/17/12	248,670	245,936	2,734
Morgan Stanley	Indonesian Rupiah	31,910,300,000	Sell	01/31/12	3,533,027	3,507,612	25,415
Morgan Stanley	Taiwan New Dollar	36,624,000	Sell	01/11/12	1,200,000	1,209,852	(9,852)
Morgan Stanley	Taiwan New Dollar	15,285,000	Sell	01/11/12	500,000	504,931	(4,931)
Morgan Stanley	Mexican Peso	8,022,600	Sell	03/15/12	600,000	571,439	28,561
Royal Bank of Canada	EU Euro	147,000	Sell	01/17/12	194,225	190,276	3,949
Royal Bank of Canada	EU Euro	2,340,000	Sell	01/17/12	3,091,748	3,028,893	62,855
Royal Bank of Canada	British Pound	19,941,000	Sell	02/02/12	31,219,729	30,958,613	261,116
Royal Bank of Canada	EU Euro	2,900,000	Sell	01/17/12	3,876,198	3,753,757	122,441

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Royal Bank of Canada	Canadian Dollar	16,936,000	Sell	02/09/12	$16,622,418	$16,608,971	$13,447
UBS Warburg LLC	Brazilian Real	376,400	Sell	01/04/12	200,000	201,588	(1,588)
UBS Warburg LLC	Brazilian Real	377,100	Sell	01/04/12	200,000	201,963	(1,963)
UBS Warburg LLC	Brazilian Real	1,978,965	Sell	01/04/12	1,070,000	1,059,874	10,126
UBS Warburg LLC	Brazilian Real	556,650	Sell	01/04/12	300,000	298,125	1,875
UBS Warburg LLC	EU Euro	6,266,000	Sell	01/17/12	8,172,067	8,110,704	61,363
UBS Warburg LLC	EU Euro	6,062,000	Sell	01/17/12	8,113,538	7,846,646	266,892
UBS Warburg LLC	Canadian Dollar	307,000	Sell	02/09/12	300,662	301,072	(410)
UBS Warburg LLC	EU Euro	2,383,000	Sell	01/17/12	3,225,259	3,084,552	140,707
UBS Warburg LLC	Brazilian Real	5,376,550	Sell	01/04/12	2,878,701	2,879,518	(817)
UBS Warburg LLC	Indonesian Rupiah	19,680,000,000	Sell	01/31/12	2,178,196	2,163,245	14,951
UBS Warburg LLC	Japanese Yen	48,419,084	Sell	01/30/12	632,454	629,357	3,097
UBS Warburg LLC	Japanese Yen	826,000,000	Sell	02/21/12	10,661,229	10,740,902	(79,673)
UBS Warburg LLC	Japanese Yen	384,566,081	Sell	02/27/12	5,001,380	5,001,276	104
UBS Warburg LLC	Mexican Peso	5,316,600	Sell	03/15/12	400,000	378,695	21,305
UBS Warburg LLC	Mexican Peso	3,987,450	Sell	03/15/12	300,000	284,021	15,979
UBS Warburg LLC	Mexican Peso	9,355,500	Sell	03/15/12	700,000	666,380	33,620
UBS Warburg LLC	Chinese Yuan	3,193,500	Sell	06/01/12	500,000	506,288	(6,288)
UBS Warburg LLC	Chinese Yuan	5,144,000	Sell	06/01/12	800,000	815,515	(15,515)
							$16,387,492

ING PIMCO Total Return Bond Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	2,177	06/17/13	$540,086,488	$2,324,136
90-Day Eurodollar	743	09/16/13	184,282,575	1,022,406
90-Day Eurodollar	275	03/17/14	68,110,625	843,350
90-Day Eurodollar	185	06/16/14	45,757,438	19,075
90-Day Eurodollar (NYL)	89	12/19/12	22,082,012	42,198
90-Day Eurodollar (NYL)	487	03/18/13	120,836,875	(43,603)
U.S. Treasury 10-Year Note	1,904	03/21/12	249,662,000	1,884,195
U.S. Treasury 5-Year Note	1,985	03/30/12	244,666,753	664,788
			$1,475,484,766	$6,756,545

ING PIMCO Total Return Bond Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2011:

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.17	Buy	0.100	12/20/16	USD 332,700,000	$3,133,804	$(1,118,282)
					$3,133,804	$(1,118,282)

ING PIMCO Total Return Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2011:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	iTraxx Europe Senior Financials 5-year	Buy	1.000	12/20/16	EUR 10,100,000	$993,823	$1,171,790	$(177,967)
						$993,823	$1,171,790	$(177,967)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Sealed Air Corp.	Buy	(0.580)	09/20/13	USD 2,200,000	$11,870	$—	$11,870
						$11,870	$—	$11,870

Credit Default Swaps on Credit Indices — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.EM.12 Index	Sell	5.000	12/20/14	USD 1,400,000	$87,914	$82,469	$5,445
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 5,200,000	370,488	416,210	(45,722)
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 200,000	14,249	16,455	(2,206)
Credit Suisse First Boston	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 1,800,000	128,246	161,646	(33,400)
Deutsche Bank AG	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 19,800,000	1,410,704	1,649,438	(238,734)
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 100,000	7,125	8,381	(1,256)
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 100,000	7,125	8,195	(1,070)
HSBC	CDX.EM.13 Index	Sell	0.500	06/20/15	USD 30,300,000	2,158,804	1,779,578	379,226
HSBC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 12,900,000	919,095	1,061,062	(141,967)
Morgan Stanley	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 3,100,000	220,868	255,497	(34,629)
Barclays Bank PLC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD 4,800,000	376,013	492,268	(116,255)
Citigroup, Inc.	CDX.EM.14 Index	Sell	5.000	12/20/15	USD 2,500,000	195,840	263,617	(67,777)
Deutsche Bank AG	CDX.EM.14 Index	Sell	5.000	12/20/15	USD 5,900,000	462,182	566,768	(104,586)
HSBC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD 1,600,000	125,338	158,487	(33,149)
Morgan Stanley	CDX.EM.14 Index	Sell	5.000	12/20/15	USD 1,400,000	109,670	138,144	(28,474)
UBS Warburg LLC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD 900,000	70,502	95,012	(24,510)
Barclays Bank PLC	CDX.EM.15 Index	Sell	5.000	06/20/16	USD 2,900,000	242,209	316,227	(74,018)
Deutsche Bank AG	CDX.EM.15 Index	Sell	5.000	06/20/16	USD 3,300,000	275,617	390,929	(115,312)
Citigroup, Inc.	CDX.NA.HY.8 Index (35-100% Tranche)	Sell	0.355	06/20/12	USD 5,690,220	6,890	—	6,890
Deutsche Bank AG	CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.530	06/20/13	USD 2,989,946	22,700	—	22,700
Goldman Sachs & Co.	CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.463	06/20/13	USD 3,761,546	24,818	—	24,818
Barclays Bank PLC	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.758	12/20/12	USD 19,868,677	147,847	—	147,847
Deutsche Bank AG	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.705	12/20/12	USD 13,117,185	90,843	—	90,843
Goldman Sachs & Co.	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.548	12/20/17	USD 2,218,347	28,687	—	28,687
						$7,503,774	$7,860,383	$(356,609)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%)(5)	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Ally Financial Inc.	Sell	5.000	12/20/16	6.423	USD 9,100,000	$(480,190)	$(351,041)	$(129,149)
Deutsche Bank AG	Berkshire Hathaway Inc.	Sell	0.850	03/20/13	1.082	USD 2,200,000	(6,208)	—	(6,208)
Goldman Sachs & Co.	Berkshire Hathaway Inc.	Sell	1.000	03/20/15	1.463	USD 1,500,000	(21,620)	(16,694)	(4,926)
UBS Warburg LLC	Berkshire Hathaway Inc.	Sell	1.000	03/20/15	1.463	USD 1,500,000	(21,620)	(17,126)	(4,494)
UBS Warburg LLC	Federal Republic of Germany	Sell	0.250	06/20/16	0.918	USD 35,800,000	(1,034,647)	(304,974)	(729,673)
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD 500,000	(5,167)	(4,773)	(394)
BNP Paribas Bank	Federative Republic of Brazil	Sell	1.000	12/20/12	0.764	USD 10,600,000	24,485	10,315	14,170
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	12/20/12	0.764	USD 8,400,000	19,403	9,810	9,593
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	09/20/15	1.350	USD 1,000,000	(12,639)	(11,551)	(1,088)
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	03/20/16	1.422	USD 22,200,000	(380,218)	(122,810)	(257,408)
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/16	1.476	USD 9,100,000	(185,753)	(22,716)	(163,037)
Credit Suisse First Boston	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD 2,000,000	(20,668)	(35,040)	14,372
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	12/20/12	0.764	USD 10,600,000	24,485	12,380	12,105
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD 500,000	(5,167)	(4,458)	(709)
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	09/20/16	1.525	USD 1,400,000	(33,115)	(7,836)	(25,279)
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD 5,700,000	(58,904)	(41,816)	(17,088)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%)(5)	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	1.306	USD 3,000,000	$(31,002)	$(55,372)	$24,370
HSBC	Federative Republic of Brazil	Sell	1.000	09/20/15	1.350	USD 1,800,000	(22,750)	(13,284)	(9,466)
UBS Warburg LLC	Federative Republic of Brazil	Sell	1.000	09/20/15	1.350	USD 500,000	(6,320)	(3,507)	(2,813)
Deutsche Bank AG	Gazprom	Sell	1.000	12/20/12	2.013	USD 5,800,000	(57,083)	(89,059)	31,976
UBS Warburg LLC	Gazprom	Sell	1.000	12/20/12	2.013	USD 5,900,000	(58,067)	(94,806)	36,739
Barclays Bank PLC	General Electric Capital Corp.	Sell	0.640	12/20/12	1.562	USD 5,700,000	(51,052)	—	(51,052)
BNP Paribas Bank	General Electric Capital Corp.	Sell	4.700	12/20/13	1.936	USD 1,800,000	95,954	—	95,954
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.000	12/20/13	1.936	USD 7,600,000	302,536	—	302,536
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.200	12/20/13	1.936	USD 6,200,000	270,721	—	270,721
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.325	12/20/13	1.936	USD 4,500,000	207,339	—	207,339
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.850	12/20/13	1.936	USD 3,600,000	202,322	—	202,322
Citigroup, Inc.	General Electric Capital Corp.	Sell	3.850	03/20/14	1.994	USD 7,000,000	280,325	—	280,325
Deutsche Bank AG	General Electric Capital Corp.	Sell	4.230	12/20/13	1.936	USD 4,200,000	185,822	—	185,822
Deutsche Bank AG	General Electric Capital Corp.	Sell	4.750	12/20/13	1.936	USD 3,900,000	211,660	—	211,660
Citigroup, Inc.	Government of France O.A.T.	Sell	0.250	06/20/16	2.082	USD 33,700,000	(2,566,529)	(743,313)	(1,823,216)
Deutsche Bank AG	Government of France O.A.T.	Sell	0.250	03/20/16	2.031	USD 2,300,000	(161,754)	(75,696)	(86,058)
Morgan Stanley	Government of France O.A.T.	Sell	0.250	03/20/16	2.031	USD 500,000	(35,164)	(14,000)	(21,164)
Royal Bank of Scotland Group PLC	Government of France O.A.T.	Sell	0.250	12/20/15	1.997	USD 1,000,000	(65,303)	(15,238)	(50,065)
Royal Bank of Scotland Group PLC	Government of France O.A.T.	Sell	0.250	03/20/16	2.031	USD 500,000	(35,164)	(13,808)	(21,356)
UBS Warburg LLC	Government of France O.A.T.	Sell	0.250	09/20/15	1.958	USD 1,400,000	(84,279)	(27,234)	(57,045)
UBS Warburg LLC	Government of France O.A.T.	Sell	0.250	03/20/16	2.031	USD 2,200,000	(154,721)	(72,336)	(82,385)
Deutsche Bank AG	Japanese Government 20-Year Issue	Sell	1.000	03/20/15	1.080	USD 2,000,000	(5,033)	14,758	(19,791)
Deutsche Bank AG	Metlife Inc.	Sell	1.000	03/20/15	2.873	USD 13,500,000	(761,712)	(511,765)	(249,947)
Deutsche Bank AG	Metlife Inc.	Sell	1.000	03/20/16	3.107	USD 2,300,000	(185,144)	(38,947)	(146,197)
Barclays Bank PLC	Morgan Stanley	Sell	1.000	09/20/12	4.707	USD 600,000	(15,848)	(8,105)	(7,743)
Royal Bank of Scotland	People’s Repblic of China	Sell	1.000	09/20/16	1.403	USD 600,000	(10,852)	3,834	(14,686)
Barclays Bank PLC	People’s Republic of China	Sell	1.000	03/20/16	1.290	USD 1,000,000	(11,732)	9,825	(21,557)
Citigroup, Inc.	People’s Republic of China	Sell	1.000	06/20/15	1.149	USD 1,300,000	(6,547)	14,322	(20,869)
Deutsche Bank AG	People’s Republic of China	Sell	1.000	06/20/16	1.350	USD 4,400,000	(65,712)	42,102	(107,814)
Goldman Sachs & Co.	People’s Republic of China	Sell	1.000	09/20/16	1.403	USD 300,000	(5,426)	1,479	(6,905)
Morgan Stanley	People’s Republic of China	Sell	1.000	09/20/16	1.403	USD 1,500,000	(27,131)	8,200	(35,331)
Royal Bank of Scotland Group PLC	People’s Republic of China	Sell	1.000	06/20/15	1.149	USD 4,000,000	(20,146)	45,382	(65,528)
Royal Bank of Scotland Group PLC	People’s Republic of China	Sell	1.000	06/20/16	1.350	USD 4,300,000	(64,218)	40,223	(104,441)
HSBC	Republic of France	Sell	0.250	09/20/16	2.128	USD 500,000	(40,941)	(17,488)	(23,453)
Morgan Stanley	Republic of France	Sell	0.250	09/20/16	2.128	USD 3,600,000	(294,779)	(155,059)	(139,720)
UBS Warburg LLC	Republic of France	Sell	0.250	09/20/16	2.128	USD 400,000	(32,753)	(19,527)	(13,226)
Deutsche Bank AG	Republic of Indonesia	Sell	1.000	09/20/15	1.725	USD 600,000	(15,479)	(10,223)	(5,256)
Morgan Stanley	Republic of Indonesia	Sell	1.000	09/20/16	1.997	USD 2,100,000	(92,253)	(28,634)	(63,619)
UBS Warburg LLC	Republic of Indonesia	Sell	1.000	09/20/16	1.997	USD 900,000	(39,537)	(13,060)	(26,477)
Goldman Sachs & Co.	Republic of Italy	Sell	1.000	06/20/16	4.846	USD 1,100,000	(157,039)	(18,559)	(138,480)
Royal Bank of Scotland Group PLC	Republic of Italy	Sell	1.000	03/20/16	4.859	USD 13,900,000	(1,899,802)	(439,448)	(1,460,354)
Deutsche Bank AG	Republic of Korea	Sell	1.000	06/20/16	1.503	USD 700,000	(14,922)	441	(15,363)
Deutsche Bank AG	Republic of Korea	Sell	1.000	06/20/16	1.503	USD 1,100,000	(23,449)	462	(23,911)
Citigroup, Inc.	Reynolds American Inc.	Sell	1.280	06/20/17	2.076	USD 2,600,000	(104,289)	—	(104,289)
Citigroup, Inc.	Ruplic of Kazakhstan	Sell	1.000	03/20/16	2.874	USD 300,000	(22,016)	(7,118)	(14,898)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%)(5)	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Ruplic of Kazakhstan	Sell	1.000	03/20/16	2.874	USD 300,000	$(22,016)	$(7,461)	$(14,555)
HSBC	Ruplic of Kazakhstan	Sell	1.000	03/20/16	2.874	USD 400,000	(29,355)	(9,644)	(19,711)
HSBC	Russian Federation	Sell	1.000	12/20/12	1.564	USD 17,400,000	(95,545)	(142,812)	47,267
Goldman Sachs & Co.	Spanish Government Bond	Sell	1.000	03/20/16	3.724	USD 900,000	(90,886)	(49,922)	(40,964)
Goldman Sachs & Co.	Spanish Government Bond	Sell	1.000	06/20/16	3.736	USD 1,000,000	(106,475)	(51,672)	(54,803)
Deutsche Bank AG	United Kingdom Gilt	Sell	1.000	06/20/16	0.872	USD 23,100,000	127,930	410,980	(283,050)
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	06/20/15	0.703	USD 16,300,000	164,964	99,565	65,399
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	12/20/15	0.792	USD 2,800,000	22,565	49,353	(26,788)
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	12/20/15	0.792	USD 1,000,000	8,059	17,801	(9,742)
Morgan Stanley	United Kingdom Gilt	Sell	1.000	06/20/16	0.872	USD 1,400,000	7,754	21,565	(13,811)
Barclays Bank PLC	United Mexican States	Sell	1.000	03/20/15	1.173	USD 2,000,000	(10,905)	(28,265)	17,360
Citigroup, Inc.	United Mexican States	Sell	1.000	12/20/12	0.528	USD 2,500,000	11,577	4,382	7,195
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/15	1.173	USD 2,000,000	(10,905)	(28,844)	17,939
Citigroup, Inc.	United Mexican States	Sell	1.000	09/20/15	1.281	USD 1,000,000	(10,166)	(11,178)	1,012
Citigroup, Inc.	United Mexican States	Sell	1.000	06/20/16	1.410	USD 9,100,000	(160,493)	—	(160,493)
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/15	1.173	USD 1,000,000	(5,453)	(14,422)	8,969
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/16	1.362	USD 6,800,000	(100,160)	(41,506)	(58,654)
Deutsche Bank AG	United Mexican States	Sell	1.000	06/20/16	1.410	USD 9,400,000	(165,784)	19,648	(185,432)
Goldman Sachs & Co.	United Mexican States	Sell	1.000	12/20/12	0.528	USD 12,500,000	57,887	25,568	32,319
JPMorgan Chase & Co.	United Mexican States	Sell	1.000	12/20/12	0.528	USD 16,300,000	75,485	31,751	43,734
UBS Warburg LLC	United States Treasury Note	Sell	0.250	09/20/15	0.411	EUR 13,700,000	(103,880)	(145,234)	41,354
Credit Suisse First Boston	Wells Fargo & Co.	Sell	1.000	09/20/13	1.035	USD 17,500,000	(10,522)	(44,663)	34,141
							$(8,133,136)	$(3,107,898)	$(5,025,238)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.
(4)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING PIMCO Total Return Bond Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.650% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters	09/21/21	EUR 4,000,000	$607,007	$115,313
Receive a fixed rate equal to 2.750% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters	03/21/22	EUR 47,600,000	1,945,840	1,391,103

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters	03/21/22	EUR 11,500,000	$812,609	$313,597
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters	03/21/22	EUR 14,700,000	163,116	329,555
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.250%	06/15/41	USD 80,700,000	(28,765,357)	(1,846,214)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.000%	12/21/41	USD 14,800,000	(4,509,854)	(1,263,597)
			$(29,746,639)	$(960,243)

ING PIMCO Total Return Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.250% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Barclays Bank PLC	06/15/17	AUD 1,000,000	$(6,291)	$(976)	$(5,315)
Receive a fixed rate equal to 5.000% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Citigroup, Inc.	06/15/17	AUD 2,100,000	58,371	14,898	43,473
Receive a fixed rate equal to 5.000% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Deutsche Bank AG	06/15/17	AUD 500,000	13,902	3,708	10,194
Receive a fixed rate equal to 4.250% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Deutsche Bank AG	06/15/17	AUD 1,500,000	(9,436)	(815)	(8,621)
Receive a fixed rate equal to 5.000% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Royal Bank of Scotland Group PLC	06/15/17	AUD 2,100,000	58,390	15,760	42,630
Receive a fixed rate equal to 11.910% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC	01/02/13	BRL 13,700,000	218,027	10,541	207,486
Receive a fixed rate equal to 12.480% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Credit Suisse First Boston	01/02/13	BRL 134,600,000	2,659,246	30,853	2,628,393
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/13	BRL 78,300,000	1,296,944	6,615	1,290,329
Receive a fixed rate equal to 11.930% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/13	BRL 11,900,000	199,567	(5,432)	204,999
Receive a fixed rate equal to 12.650% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/14	BRL 14,700,000	443,539	57,592	385,947
Receive a fixed rate equal to 10.610% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/12	BRL 2,400,000	9,926	—	9,926

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 11.140% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/12	BRL 800,000	$8,917	$(93)	$9,010
Receive a fixed rate equal to 10.450% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/13	BRL 3,000,000	1,185	(1,760)	2,945
Receive a fixed rate equal to 12.300% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL 18,000,000	398,011	27,961	370,050
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL 40,900,000	677,459	19,643	657,816
Receive a fixed rate equal to 11.880% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL 17,500,000	263,548	(4,523)	268,071
Receive a fixed rate equal to 10.990% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/14	BRL 2,100,000	7,308	2,625	4,683
Receive a fixed rate equal to 10.530% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/14	BRL 4,000,000	(2,819)	(10,119)	7,300
Receive a fixed rate equal to 11.530% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/14	BRL 16,500,000	146,357	(7,983)	154,340
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/14	BRL 1,600,000	45,671	5,021	40,650
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch	01/02/12	BRL 12,500,000	382,942	(1,790)	384,732
Receive a fixed rate equal to 10.455% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Morgan Stanley	01/02/13	BRL 4,800,000	2,392	(1,674)	4,066
Receive a fixed rate equal to 11.980% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/13	BRL 5,900,000	103,146	3,047	100,099
Receive a fixed rate equal to 12.590% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/13	BRL 1,100,000	23,114	526	22,588
Receive a fixed rate equal to 11.670% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Morgan Stanley	01/02/14	BRL 19,200,000	181,787	7,598	174,189
Receive a fixed rate equal to 12.540% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Morgan Stanley	01/02/14	BRL 11,400,000	198,155	(6,555)	204,710
Receive a fixed rate equal to 10.580% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Morgan Stanley	01/02/14	BRL 3,600,000	(729)	(6,189)	5,460
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/14	BRL 15,900,000	239,243	(53)	239,296

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 12.510% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/14	BRL 5,200,000	$146,198	$12,667	$133,531
Receive a fixed rate equal to 11.850% and pay a floating rate based on Brazil Cetip Interbank Counterparty: UBS Warburg LLC	01/02/13	BRL 4,800,000	39,934	—	39,934
Receive a fixed rate equal to 12.070% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS Warburg LLC	01/02/13	BRL 7,900,000	149,408	6,203	143,205
Receive a fixed rate equal to 10.770% and pay a floating rate based on Brazil Cetip Interbank Counterparty: UBS Warburg LLC	01/02/14	BRL 200,000	322	(83)	405
Receive a fixed rate equal to 12.250% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS Warburg LLC	01/02/14	BRL 9,600,000	230,840	12,915	217,925
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters Counterparty: Barclays Bank PLC	09/21/18	EUR 3,000,000	113,399	(47,848)	161,247
Receive a fixed rate equal to 3.500% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Barclays Bank PLC	09/21/21	EUR 63,300,000	8,464,900	1,002,068	7,462,832
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters Counterparty: Barclays Bank PLC	09/21/21	EUR 5,900,000	432,797	56,775	376,022
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Barclays Bank PLC	03/21/22	EUR 24,300,000	1,650,409	688,922	961,487
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Barclays Bank PLC	03/21/22	EUR 1,300,000	8,117	242	7,875
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month GBP LIBOR Counterparty: Barclays Bank PLC	03/21/22	GBP 12,100,000	1,148,127	(21,948)	1,170,075
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month GBP LIBOR Counterparty: HSBC	03/21/22	GBP 31,700,000	3,007,903	(67,303)	3,075,206
Receive a fixed rate equal to 5.600% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/06/16	MXN 11,100,000	(6,944)	5,341	(12,285)
Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	09/12/16	MXN 23,500,000	225,150	—	225,150
Receive a fixed rate equal to 5.600% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/06/16	MXN 30,300,000	(18,956)	12,793	(31,749)
Receive a fixed rate equal to 5.600% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/06/16	MXN 18,000,000	(11,246)	9,620	(20,866)
Receive a fixed rate equal to 6.350% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	06/02/21	MXN 104,100,000	(197,045)	137,671	(334,716)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: BNP Paribas Bank	09/19/14	USD 19,300,000	$280,343	$(5,822)	$286,165
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.000% Counterparty: Deutsche Bank AG	12/21/41	USD 4,400,000	(1,302,682)	(17,304)	(1,285,378)
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Goldman Sachs & Co.	09/19/14	USD 10,000,000	145,256	(37,254)	182,510
Receive a fixed rate equal to 0.500% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Morgan Stanley	09/19/13	USD 49,000,000	163,804	(50,050)	213,854
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.000% Counterparty: Royal Bank of Scotland	12/21/41	USD 2,400,000	(710,554)	4,732	(715,286)
			$21,577,352	$1,860,763	$19,716,589

ING PIMCO Total Return Bond Portfolio Written Inflation Floors Outstanding on December 31, 2011:

Inflation Floors

Counterparty	Underlying Reference Entity/Obligation	Strike Index	Floor Rate	Termination Date	Notional Amount	Premiums Received	Fair Value
Citigroup, Inc.	CPURNSA Index	215.949	0.000%	03/12/20	USD 7,800,000	$66,000	$(29,825)
Citigroup, Inc.	CPURNSA Index	216.687	0.000%	04/07/20	USD 7,600,000	66,880	(30,151)
Citigroup, Inc.	CPURNSA Index	217.965	0.000%	09/29/20	USD 7,300,000	94,170	(30,742)
Deutsche Bank AG	CPURNSA Index	215.949	0.000%	03/10/20	USD 2,800,000	21,000	(12,616)
Deutsche Bank AG	CPURNSA Index	218.011	0.000%	10/13/20	USD 7,400,000	72,520	(35,302)
						$320,570	$(138,636)

ING PIMCO Total Return Bond Portfolio Written Options Open on December 31, 2011:

Options on Exchange Traded Futures Contracts

Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
90-Day Eurodollar March Futures Put Option CME	USD 99.00	03/19/12	479	$381,500	$(38,919)
				$381,500	$(38,919)

ING PIMCO Total Return Bond Portfolio Written Swaptions Open on December 31, 2011:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD 58,300,000	$527,833	$(1,988)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	0.920%	11/14/12	USD 21,100,000	94,950	(75,413)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	1.700%	08/13/12	USD 78,900,000	1,361,025	(520,222)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD 9,600,000	65,400	(3,886)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD 50,900,000	554,017	(1,736)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	3.250%	07/16/12	USD 31,600,000	781,257	(5,055)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.000%	08/13/12	USD 14,600,000	150,015	(74,987)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	07/11/13	USD 39,900,000	281,604	(227,995)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.700%	08/13/12	USD 74,800,000	1,031,991	(493,188)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.750%	07/11/13	USD 250,100,000	1,174,090	(342,389)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.750%	06/18/12	USD 68,600,000	712,109	(4,442)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD 36,400,000	$396,105	$(1,241)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	0.920%	11/14/12	USD 146,500,000	406,664	(523,604)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD 60,600,000	371,934	(24,528)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	10.000%	07/10/12	USD 19,400,000	116,885	(2)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.700%	08/13/12	USD 68,100,000	944,800	(449,013)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.750%	11/19/12	USD 62,700,000	236,693	(34,634)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	2.000%	04/30/12	USD 100,600,000	201,200	(5,583)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD 196,200,000	1,543,054	(79,412)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	2.750%	06/18/12	USD 51,200,000	501,760	(3,316)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD 94,100,000	805,256	(3,209)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	3.250%	07/16/12	USD 10,500,000	263,655	(1,680)
Total Written Swaptions							$12,522,297	$(2,877,523)

The following sales commitments were held by the ING PIMCO Total Return Bond Portfolio at December 31, 2011:

Principal Amount	Description	Fair Value
$(2,000,000)	Fannie Mae	$(2,175,951)
(67,000,000)	Fannie Mae	(70,402,347)
(900,000)	U.S.Treasury Note	(922,782)
(12,300,000)	U.S.Treasury Note	(12,484,500)
(310,200,000)	U.S.Treasury Note	(311,702,609)
(3,400,000)	U.S.Treasury Note	(3,408,898)
(19,300,000)	U.S.Treasury Note	(19,960,427)
	Total Sales Commitments Proceeds $419,787,327	$(421,057,514)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$346,495
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	17,699,215
Credit contracts	Upfront payments paid on OTC swap agreements	9,926,319
Interest rate contracts	Upfront payments paid on OTC swap agreements	2,156,337
Credit contracts	Unrealized appreciation on OTC swap agreements	2,935,019
Interest rate contracts	Unrealized appreciation on OTC swap agreements	22,130,805
Interest rate contracts	Net Assets- Unrealized appreciation**	2,149,568
Interest rate contracts	Net Assets- Unrealized appreciation***	6,800,148
Total Asset Derivatives		$64,143,906
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$9,183,394
Credit contracts	Upfront payments received on OTC swap agreements	4,002,044
Interest rate contracts	Upfront payments received on OTC swap agreements	295,574
Credit contracts	Unrealized depreciation on OTC swap agreements	8,482,963
Interest rate contracts	Unrealized depreciation on OTC swap agreements	2,414,216
Credit contracts	Net Assets- Unrealized depreciation**	1,118,282
Interest rate contracts	Net Assets- Unrealized depreciation**	3,109,811
Interest rate contracts	Net Assets- Unrealized depreciation***	43,603
Interest rate contracts	Written options, at fair value	3,055,078
Total Liability Derivatives		$31,704,965

*	Includes purchased options.
**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments.
***	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$9,746,314	$165,473	$9,911,787
Foreign exchange contracts	—	(12,417,048)	—	—	10,250	(12,406,798)
Interest rate contracts	(178,212)	—	21,001,405	(81,407,038)	(4,221,275)	(64,805,120)
Total	$(178,212)	$(12,417,048)	$21,001,405	$(71,660,724)	$(4,045,552)	$(67,300,131)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(15,131,511)	$(6,436)	$(15,137,947)
Foreign exchange contracts	—	1,179,666	—	—	—	1,179,666
Interest rate contracts	61,237	—	10,026,608	17,937,190	15,130,380	43,155,415
Total	$61,237	$1,179,666	$10,026,608	$2,805,679	$15,123,944	$29,197,134

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.
**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING PIONEER MID CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 11.3%
339,245		Guess ?, Inc.	$10,116,286	1.6
355,300	@	Hanesbrands, Inc.	7,766,858	1.2
178,865		Harley-Davidson, Inc.	6,952,482	1.1
201,970		Kohl’s Corp.	9,967,220	1.5
182,130		Lear Corp.	7,248,774	1.1
600,530		Staples, Inc.	8,341,362	1.3
303,305		Wyndham Worldwide Corp.	11,474,028	1.8
481,240		Other Securities	11,064,507	1.7
			72,931,517	11.3

		Consumer Staples: 7.0%
246,865		Campbell Soup Co.	8,205,792	1.3
202,270		Church & Dwight Co., Inc.	9,255,875	1.4
340,095	@	Constellation Brands, Inc.	7,029,764	1.1
86,590		JM Smucker Co.	6,768,740	1.1
386,465		Sara Lee Corp.	7,311,918	1.1
157,505		Other Securities	6,423,054	1.0
			44,995,143	7.0

		Energy: 6.8%
113,790		Noble Energy, Inc.	10,740,638	1.7
301,419		QEP Resources, Inc.	8,831,577	1.4
750,675		Other Securities	24,144,173	3.7
			43,716,388	6.8

		Financials: 32.0%
215,075		Aflac, Inc.	9,304,145	1.4
353,925		Allstate Corp.	9,701,084	1.5
246,760		Ameriprise Financial, Inc.	12,249,166	1.9
505,576		Annaly Capital Management, Inc.	8,068,993	1.2
173,500		AON Corp.	8,119,800	1.3
303,892		Axis Capital Holdings Ltd.	9,712,388	1.5
223,000		Capital One Financial Corp.	9,430,670	1.5
379,485	@	CIT Group, Inc.	13,232,642	2.0
207,600		City National Corp.	9,171,768	1.4
353,925		Comerica, Inc.	9,131,265	1.4
343,230		Discover Financial Services	8,237,520	1.3
581,405		Host Hotels & Resorts, Inc.	8,587,352	1.3
1,370,551		Keycorp	10,539,537	1.6
540,930		Kimco Realty Corp.	8,784,703	1.4
315,961		Moody’s Corp.	10,641,567	1.6
159,685		PNC Financial Services Group, Inc.	9,209,034	1.4
638,820		SunTrust Bank	11,307,114	1.8
482,977		UnumProvident Corp.	10,176,325	1.6
1,424,575		Other Securities	31,438,559	4.9
			207,043,632	32.0

COMMON STOCK: (continued)
		Health Care: 5.4%
228,535		Cigna Corp.	$9,598,470	1.5
114,035		Humana, Inc.	9,990,606	1.5
258,260		Teva Pharmaceutical Industries Ltd. ADR	10,423,374	1.6
117,977		Other Securities	4,977,450	0.8
			34,989,900	5.4

		Industrials: 12.0%
251,200		Fluor Corp.	12,622,800	1.9
419,025		Republic Services, Inc.	11,544,139	1.8
1,224,190		Southwest Airlines Co.	10,479,066	1.6
526,100	@	Spirit Aerosystems Holdings, Inc.	10,932,358	1.7
126,345		SPX Corp.	7,614,813	1.2
150,443		Stanley Black & Decker, Inc.	10,169,947	1.6
128,515		Towers Watson & Co.	7,701,904	1.2
176,400		Other Securities	6,546,204	1.0
			77,611,231	12.0

		Information Technology: 10.1%
235,865		Analog Devices, Inc.	8,439,250	1.3
222,327	@	Arrow Electronics, Inc.	8,317,253	1.3
210,255		ASML Holding NV	8,786,556	1.4
1,360,984	@	Compuware Corp.	11,323,387	1.7
447,995	@	Juniper Networks, Inc.	9,143,578	1.4
210,400	@	NetApp, Inc.	7,631,208	1.2
332,400	@	Rovi Corp.	8,170,392	1.3
213,120		Other Securities	3,437,626	0.5
			65,249,250	10.1

		Materials: 4.5%
231,180		Ecolab, Inc.	13,364,516	2.1
289,785		Other Securities	15,951,567	2.4
			29,316,083	4.5

		Telecommunications: 1.1%
195,590		CenturyTel, Inc.	7,275,948	1.1

		Utilities: 8.6%
307,400		Ameren Corp.	10,184,162	1.6
482,085		CMS Energy Corp.	10,644,437	1.6
146,830		Consolidated Edison, Inc.	9,107,865	1.4
204,230		Exelon Corp.	8,857,455	1.4
355,580		PPL Corp.	10,461,163	1.6
182,280		Other Securities	6,574,840	1.0
			55,829,922	8.6

		Total Common Stock
		(Cost $637,629,465)	638,959,014	98.8

SHORT-TERM INVESTMENTS: 1.2%
		Mutual Funds: 1.2%
8,036,190		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $8,036,190)	8,036,190	1.2

See Accompanying Notes to Financial Statements

ING PIONEER MID CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: (continued)

	Total Short-Term Investments
	(Cost $8,036,190)	$8,036,190	1.2

	Total Investments in Securities (Cost $645,665,655)	$646,995,204	100.0
	Liabilities in Excess of Other Assets	(125,171)	—
	Net Assets	$646,870,033	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
ADR	American Depositary Receipt
Cost for federal income tax purposes is $655,869,512.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$42,495,730
Gross Unrealized Depreciation	(51,370,038)
Net Unrealized depreciation	$(8,874,308)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$638,959,014	$—	$—	$638,959,014
Short-Term Investments	8,036,190	—	—	8,036,190
Total Investments, at value	$646,995,204	$—	$—	$646,995,204

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$171,488	$—	$(171,488)	$—	$(42,872)	$42,872	$—	$—	$—
Total Investments, at value	$171,488	$—	$(171,488)	$—	$(42,872)	$42,872	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 64.3%
		Consumer Discretionary: 8.8%
959,800	@	Delphi Automotive PLC	$20,674,092	0.5
663,780	@	Dollar General Corp.	27,307,909	0.7
1,354,300	@	General Motors Co.	27,451,661	0.7
1,640,900		Kohl’s Corp.	80,978,415	2.1
251,500	@	O’Reilly Automotive, Inc.	20,107,425	0.5
639,645		Time Warner, Inc.	23,116,771	0.6
625,700	@	TRW Automotive Holdings Corp.	20,397,820	0.5
2,145,900		Walt Disney Co.	80,471,250	2.1
1,409,919		Other Securities	40,308,174	1.1
			340,813,517	8.8

		Consumer Staples: 6.3%
1,933,584		General Mills, Inc.	78,136,129	2.0
925,000		Kellogg Co.	46,777,250	1.2
524,234		PepsiCo, Inc.	34,782,926	0.9
319,000		Philip Morris International, Inc.	25,035,120	0.7
820,373		Procter & Gamble Co.	54,727,083	1.4
82,900		Other Securities	2,137,162	0.1
			241,595,670	6.3

		Energy: 6.9%
2,623,980		El Paso Corp.	69,719,149	1.8
274,700		EOG Resources, Inc.	27,060,697	0.7
254,400		ExxonMobil Corp.	21,562,944	0.5
1,285,500	L	Nexen, Inc.	20,452,305	0.5
2,091,851		Spectra Energy Corp.	64,324,418	1.7
1,574,600	@	Weatherford International Ltd.	23,052,144	0.6
696,500		Williams Cos., Inc.	22,998,430	0.6
380,900		Other Securities	17,912,791	0.5
			267,082,878	6.9

		Financials: 7.4%
412,909		AON Corp.	19,324,141	0.5
165,300		Blackrock, Inc.	29,463,072	0.8
1,048,400	@	Invesco Ltd.	21,062,356	0.5
1,242,310		JPMorgan Chase & Co.	41,306,808	1.1
4,346,900		US Bancorp.	117,583,645	3.0
3,187,376		Other Securities	57,715,368	1.5
			286,455,390	7.4

		Health Care: 9.8%
455,100		Covidien PLC	20,484,051	0.5
6,738,137		Pfizer, Inc.	145,813,284	3.8
820,800		Quest Diagnostics	47,655,648	1.2
3,109,468	@	Thermo Fisher Scientific, Inc.	139,832,776	3.6
418,102		Other Securities	25,874,392	0.7
			379,660,151	9.8

		Industrials: 9.3%
1,481,457		Cooper Industries PLC	80,220,897	2.1
1,791,162		Danaher Corp.	84,256,260	2.2
1,926,200		Ingersoll-Rand PLC	58,691,314	1.5
376,520		Pall Corp.	21,518,118	0.5

COMMON STOCK: (continued)
		Industrials: (continued)
1,281,875		United Technologies Corp.	$93,692,244	2.4
782,600		Other Securities	22,023,800	0.6
			360,402,633	9.3

		Information Technology: 10.1%
519,600		Accenture PLC	27,658,308	0.7
855,900	@	Amdocs Ltd.	24,418,827	0.6
156,400	@	Apple, Inc.	63,342,000	1.6
1,179,500		Cisco Systems, Inc.	21,325,360	0.6
800,857	@	Fiserv, Inc.	47,042,340	1.2
105,000	@	Google, Inc. — Class A	67,819,500	1.8
293,100		International Business Machines Corp.	53,895,228	1.4
1,019,708	@	TE Connectivity Ltd.	31,417,204	0.8
1,124,620		Texas Instruments, Inc.	32,737,688	0.9
690,663		Other Securities	19,659,317	0.5
			389,315,772	10.1

		Materials: 0.8%
768,200		Other Securities	28,922,356	0.8

		Telecommunications: 2.9%
3,746,200		AT&T, Inc.	113,285,088	2.9

		Utilities: 2.0%
1,636,998	@	AES Corp.	19,382,056	0.5
594,000		Edison International	24,591,600	0.7
949,890		Other Securities	32,008,242	0.8
			75,981,898	2.0

		Total Common Stock
		(Cost $2,265,954,644)	2,483,515,353	64.3

PREFERRED STOCK: 1.7%
		Consumer Discretionary: 0.7%
354,700		General Motors Co.	12,148,475	0.3
333,900		Other Securities	14,190,750	0.4
			26,339,225	0.7
		Consumer Staples: 0.1%
42	#	HJ Heinz Finance Co.	4,386,375	0.1
		Financials: 0.6%
377,264		Other Securities	20,765,400	0.6
		Utilities: 0.3%
231,600		Other Securities	12,853,800	0.3

		Total Preferred Stock
		(Cost $84,667,566)	64,344,800	1.7

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 21.0%
		Consumer Discretionary: 9.4%
2,250,000	#	Continental Airlines, Inc., 6.750%, 09/15/15	2,154,375	0.0
75,101,589		Dunkin Brands, Inc. — TL, 4.000%, 11/23/17	74,084,563	1.9

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
17,325,728		Federal Mogul Corp., 2.238%, 12/27/15	$16,076,838	0.4
27,212,965		Federal Mogul Corp., 2.238%, 12/28/15	25,251,373	0.7
19,328,000	+	Group 1 Automotive, Inc., 2.250% (step rate 2.000%), 06/15/36	20,415,200	0.5
4,965,000	#	Group 1 Automotive, Inc., 3.000%, 03/15/20	7,478,531	0.2
41,168,888		Intelsat Jackson Holdings Ltd., 5.250%, 04/03/18	41,083,133	1.1
2,700,000	#	Pernod-Ricard SA, 5.750%, 04/07/21	3,050,590	0.1
2,375,000	#, L	Sirius XM Radio, Inc., 9.750%, 09/01/15	2,588,750	0.1
825,000	#	Univision Communications, Inc., 7.875%, 11/01/20	841,500	0.0
25,782,039		Univision Communications, Inc., 4.546%, 03/31/17	23,082,994	0.6
143,994,106		Other Securities	146,525,565	3.8
			362,633,412	9.4

		Consumer Staples: 0.1%
3,000,000		Other Securities	3,202,500	0.1

		Energy: 2.3%
76,596,000		Other Securities(a)	87,918,805	2.3

		Financials: 3.2%
1,650,000	#	CNH Capital LLC, 6.250%, 11/01/16	1,707,750	0.0
15,463,000	#	Host Hotels & Resorts L.P., 2.625%, 04/15/27	15,578,973	0.4
4,225,000	#	Host Hotels & Resorts L.P., 5.875%, 06/15/19	4,320,063	0.1
5,475,000	#	International Lease Finance Corp., 6.750%, 09/01/16	5,639,250	0.2
3,975,000	#	International Lease Finance Corp., 7.125%, 09/01/18	4,134,000	0.1
14,435,000	#	International Lease Finance Corp., 6.500%, 09/01/14	14,831,962	0.4
77,527,702		Other Securities	78,095,200	2.0
			124,307,198	3.2

		Health Care: 1.1%
1,692,000	#	Health Management Associates, Inc., 3.750%, 05/01/28	1,744,875	0.1
40,160,089		Other Securities	39,728,424	1.0
			41,473,299	1.1

		Industrials: 0.9%
3,150,000	#	Calpine Corp., 7.500%, 02/15/21	3,386,250	0.1

CORPORATE BONDS/NOTES: (continued)
		Industrials: (continued)
28,664,449		Other Securities	$29,732,073	0.8
			33,118,323	0.9

		Information Technology: 2.0%
10,460,000	#	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17	11,322,950	0.3
4,350,000	#	First Data Corp., 7.375%, 06/15/19	4,110,750	0.1
20,342,735		First Data Corp., 3.044%, 09/24/14	18,402,547	0.4
16,253,482		First Data Corp., 3.044%, 09/24/14	14,703,306	0.4
27,904,000		Other Securities	29,605,762	0.8
			78,145,315	2.0

		Materials: 0.2%
2,300,000	#	Georgia-Pacific Corp., 8.250%, 05/01/16	2,556,181	0.1
5,580,000		Other Securities	6,011,970	0.1
			8,568,151	0.2

		Telecommunications: 1.4%
15,870,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	16,703,175	0.5
1,060,000	#	Sprint Nextel Corp., 11.500%, 11/15/21	1,052,050	0.0
35,946,561		Other Securities	36,676,279	0.9
			54,431,504	1.4

		Utilities: 0.4%
7,875,000	#	Calpine Construction Finance Co. L.P., 8.000%, 06/01/16	8,544,375	0.2
7,735,000		Other Securities	8,181,010	0.2
			16,725,385	0.4

		Total Corporate Bonds/Notes
		(Cost $771,397,322)	810,523,892	21.0

		Total Long-Term Investments
		(Cost $3,122,019,532)	3,358,384,045	87.0

SHORT-TERM INVESTMENTS: 13.5%
		Securities Lending Collateralcc(1): 0.3%
3,048,692		BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $3,048,712, collateralized by various U.S. Government Agency Obligations, 5.000%–6.000%, Market Value plus accrued interest $3,109,666, due 05/15/24–04/15/41)	3,048,692	0.1

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
3,048,692	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $3,048,732,
	collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $3,109,666, due 06/01/17–09/01/44)	$3,048,692	0.0
3,048,692	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $3,048,719, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $3,109,666, due 01/19/12–12/20/41)	3,048,692	0.1
641,833	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $641,839, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $654,670, due 06/28/12–11/01/41)	641,833	0.0
3,048,692	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $3,048,699, collateralized by various U.S. Government Securities, 1.875%–4.000%, Market Value plus accrued interest $3,109,670, due 02/15/15–06/30/15)	3,048,692	0.1
		12,836,601	0.3

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 13.2%
509,992,902	T. Rowe Price Reserve Investment Fund
	(Cost $509,992,902)	$509,992,902	13.2

	Total Short-Term Investments
	(Cost $522,829,503)	522,829,503	13.5

	Total Investments in Securities (Cost $3,644,849,035)	$3,881,213,548	100.5
	Liabilities in Excess of Other Assets	(20,700,338)	(0.5)
	Net Assets	$3,860,513,210	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
+	Step-up or step-down basis bonds. Interest rates shown reflect current and next coupon rates.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.
Cost for federal income tax purposes is $3,651,726,223.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$322,061,009
Gross Unrealized Depreciation	(92,573,684)
Net Unrealized appreciation	$229,487,325

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$340,813,517	$—	$—	$340,813,517
Consumer Staples	241,595,670	—	—	241,595,670
Energy	267,082,878	—	—	267,082,878
Financials	286,455,390	—	—	286,455,390
Health Care	379,660,151	—	—	379,660,151
Industrials	346,703,443	13,699,190	—	360,402,633
Information Technology	389,315,772	—	—	389,315,772
Materials	28,922,356	—	—	28,922,356
Telecommunications	113,285,088	—	—	113,285,088
Utilities	75,981,898	—	—	75,981,898
Total Common Stock	2,469,816,163	13,699,190	—	2,483,515,353
Preferred Stock	3,299,950	61,044,850	—	64,344,800
Corporate Bonds/Notes	—	810,523,892	—	810,523,892
Short-Term Investments	509,992,902	12,836,601	—	522,829,503
Total Investments, at value	$2,983,109,015	$898,104,533	$—	$3,881,213,548
Liabilities Table
Other Financial Instruments+
Written Options	$(6,290,952)	$—	$—	$(6,290,952)
Total Liabilities	$(6,290,952)	$—	$—	$(6,290,952)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$2,041,698	$—	$(2,041,698)	$—	$(510,424)	$510,424	$—	$—	$—
Total Investments, at value	$2,041,698	$—	$(2,041,698)	$—	$(510,424)	$510,424	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ING T. Rowe Price Capital Appreciation Portfolio Written Options Open on December 31, 2011:

Exchange-Traded Options
Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
AT&T Corp.	30.00	01/21/12	12,217	$1,169,413	$(476,463)
Cisco Systems, Inc.	18.00	04/21/12	7,473	887,606	(964,017)
Covidien PLC	55.00	01/21/12	2,611	276,761	(26,110)
Henry Schein, Inc.	65.00	01/21/12	234	65,692	(28,080)
International Business Machines Corp.	180.00	01/21/12	1,899	1,112,894	(1,262,835)

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Exchange-Traded Options
Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
JP Morgan Chase & Co.	50.00	01/21/12	8,312	$2,191,871	$(8,312)
Lockheed Martin Corp.	80.00	01/21/12	1,029	187,087	(205,800)
Lowe’s Cos., Inc.	30.00	01/21/12	2,976	226,291	(2,976)
Pfizer, Inc.	22.50	01/21/12	29,514	1,954,737	(295,140)
Pfizer, Inc.	22.50	01/19/13	2,005	284,598	(292,730)
Procter & Gamble Co.	65.00	01/21/12	7,655	1,708,266	(1,485,070)
United Technologies Corp.	97.50	01/21/12	1,193	200,623	(3,579)
Wells Fargo	26.00	01/21/12	6,048	993,667	(1,239,840)
				$11,259,506	$(6,290,952)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$6,290,952
Total Liability Derivatives		$6,290,952

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(5,616,128)
Total	$(5,616,128)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$7,799,749
Total	$7,799,749

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.5%
		Consumer Discretionary: 12.2%
146,300	@	General Motors Co.	$2,965,501	0.2
475,400		Home Depot, Inc.	19,985,816	1.4
482,200		Mattel, Inc.	13,385,872	1.0
297,200		McGraw-Hill Cos., Inc.	13,365,084	0.9
567,266		Time Warner, Inc.	20,500,993	1.5
439,800		Walt Disney Co.	16,492,500	1.2
3,666,119		Other Securities(a)	83,911,258	6.0
			170,607,024	12.2

		Consumer Staples: 7.7%
229,100		Beam, Inc.	11,736,793	0.9
214,100		Clorox Co.	14,250,496	1.0
235,200		Kimberly-Clark Corp.	17,301,312	1.2
197,700		PepsiCo, Inc.	13,117,395	0.9
1,828,800		Other Securities	51,459,443	3.7
			107,865,439	7.7

		Energy: 13.4%
211,000		Anadarko Petroleum Corp.	16,105,630	1.2
387,790		Chevron Corp.	41,260,856	3.0
402,224		ExxonMobil Corp.	34,092,506	2.4
304,300		Murphy Oil Corp.	16,961,682	1.2
386,000		Royal Dutch Shell PLC — Class A ADR	28,212,740	2.0
187,500		Schlumberger Ltd.	12,808,125	0.9
877,374		Other Securities(a)	37,873,174	2.7
			187,314,713	13.4

		Financials: 17.7%
510,100		Allstate Corp.	13,981,841	1.0
563,000		American Express Co.	26,556,710	1.9
945,444		JPMorgan Chase & Co.	31,436,013	2.3
505,600		Marsh & McLennan Cos., Inc.	15,987,072	1.1
276,800		Northern Trust Corp.	10,977,888	0.8
215,200		PNC Financial Services Group, Inc.	12,410,584	0.9
798,700		US Bancorp.	21,604,835	1.5
852,500		Wells Fargo & Co.	23,494,900	1.7
6,046,047		Other Securities	91,529,975	6.5
			247,979,818	17.7

		Health Care: 7.2%
190,600		Amgen, Inc.	12,238,426	0.9
389,000		Bristol-Myers Squibb Co.	13,708,360	1.0
307,300		Johnson & Johnson	20,152,734	1.4
439,400		Merck & Co., Inc.	16,565,380	1.2
798,376		Pfizer, Inc.	17,276,857	1.2
279,100	@	Thermo Fisher Scientific, Inc.	12,551,127	0.9
132,300		Other Securities	7,681,338	0.6
			100,174,222	7.2

COMMON STOCK: (continued)
		Industrials: 12.8%
243,200		3M Co.	$19,876,736	1.4
177,500		Boeing Co.	13,019,625	0.9
224,800		Cooper Industries PLC	12,172,920	0.9
2,038,900		General Electric Co.	36,516,699	2.6
292,900		Honeywell International, Inc.	15,919,115	1.1
330,800		Illinois Tool Works, Inc.	15,451,668	1.1
201,100		United Parcel Service, Inc. — Class B	14,718,509	1.1
2,042,250		Other Securities(a)	50,933,595	3.7
			178,608,867	12.8

		Information Technology: 6.9%
651,300		Cisco Systems, Inc.	11,775,504	0.8
350,800		Harris Corp.	12,642,832	0.9
482,600		Hewlett-Packard Co.	12,431,776	0.9
709,400		Microsoft Corp.	18,416,024	1.3
2,284,600		Other Securities(a)	42,053,346	3.0
			97,319,482	6.9

		Materials: 5.7%
576,293		International Paper Co.	17,058,273	1.2
208,600		Monsanto Co.	14,616,602	1.1
368,900		Nucor Corp.	14,597,373	1.0
294,400	L	Vulcan Materials Co.	11,584,640	0.8
556,400		Other Securities	22,187,535	1.6
			80,044,423	5.7

		Telecommunications: 4.3%
863,803		AT&T, Inc.	26,121,403	1.9
342,150		Verizon Communications, Inc.	13,727,058	1.0
2,835,948		Other Securities	20,231,347	1.4
			60,079,808	4.3

		Utilities: 7.6%
249,700		Entergy Corp.	18,240,585	1.3
385,100		Exelon Corp.	16,701,787	1.2
662,100		NiSource, Inc.	15,764,601	1.1
210,000		Progress Energy, Inc.	11,764,200	0.9
1,499,100		Other Securities	43,739,256	3.1
			106,210,429	7.6

		Total Common Stock
		(Cost $1,258,748,660)	1,336,204,225	95.5

PREFERRED STOCK: 0.6%
		Consumer Discretionary: 0.6%
249,450		General Motors Co.	8,543,663	0.6

		Total Preferred Stock
		(Cost $12,600,169)	8,543,663	0.6

		Total Long-Term Investments
		(Cost $1,271,348,829)	1,344,747,888	96.1

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.7%
	Securities Lending Collateralcc(1): 2.0%
6,621,020	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $6,621,064, collateralized by various U.S. Government Agency Obligations, 5.000%–6.000%, Market Value plus accrued interest $6,753,440, due 05/15/24–04/15/41)	$6,621,020	0.5
4,886,141	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $4,886,184, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $4,983,864, due 01/19/12–12/20/41)	4,886,141	0.3
6,621,020	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $6,621,093, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $6,753,441, due 06/28/12–11/01/41)	6,621,020	0.5
6,621,020	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $6,621,093, collateralized by various U.S. Government Agency Obligations, 2.163%–6.500%, Market Value plus accrued interest $6,753,440, due 04/01/20–12/01/48)	6,621,020	0.5

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
3,128,778	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $3,128,812, collateralized by various U.S. Government Agency Obligations, 0.000%–11.000%, Market Value plus accrued interest $3,191,354, due 08/01/13–10/01/47)	$3,128,778	0.2
		27,877,979	2.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.7%
51,181,371	T. Rowe Price Reserve Investment Fund
	(Cost $51,181,371)	51,181,371	3.7

	Total Short-Term Investments
	(Cost $79,059,350)	79,059,350	5.7

	Total Investments in Securities (Cost $1,350,408,179)	$1,423,807,238	101.8
	Liabilities in Excess of Other Assets	(25,492,160)	(1.8)
	Net Assets	$1,398,315,078	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.
Cost for federal income tax purposes is $1,365,034,696.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$214,104,343
Gross Unrealized Depreciation	(155,331,801)
Net Unrealized appreciation	$58,772,542

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$166,271,427	$4,335,597	$—	$170,607,024
Consumer Staples	107,865,439	—	—	107,865,439
Energy	187,314,713	—	—	187,314,713
Financials	247,979,818	—	—	247,979,818
Health Care	100,174,222	—	—	100,174,222
Industrials	178,608,867	—	—	178,608,867
Information Technology	97,319,482	—	—	97,319,482
Materials	80,044,423	—	—	80,044,423
Telecommunications	48,371,353	11,708,455	—	60,079,808
Utilities	106,210,429	—	—	106,210,429
Total Common Stock	1,320,160,173	16,044,052	—	1,336,204,225
Preferred Stock	—	8,543,663	—	8,543,663
Short-Term Investments	51,181,371	27,877,979	—	79,059,350
Total Investments, at value	$1,371,341,544	$52,465,694	$—	$1,423,807,238

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$1,746,652	$—	$(1,746,652)	$—	$(436,664)	$436,664	$—	$—	$—
Total Investments, at value	$1,746,652	$—	$(1,746,652)	$—	$(436,664)	$436,664	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Australia: 1.5%
343,400		Other Securities	$3,149,146	1.5

		Belgium: 1.6%
55,864		Anheuser-Busch InBev NV	3,409,555	1.6

		Brazil: 7.5%
338,200		Banco Santander Brasil SA ADR	2,752,948	1.3
249,200		Itau Unibanco Holding S.A.	4,541,112	2.1
119,300		Petroleo Brasileiro SA ADR	2,802,357	1.3
904,300		Other Securities	5,894,978	2.8
			15,991,395	7.5

		Canada: 4.2%
63,700		Potash Corp. of Saskatchewan	2,629,536	1.2
50,200	L	Shoppers Drug Mart Corp.	2,027,218	1.0
39,900		Tim Hortons, Inc.	1,933,216	0.9
108,900		Other Securities	2,316,872	1.1
			8,906,842	4.2

		China: 9.5%
29,500	@	Baidu.com ADR	3,435,865	1.6
3,080,000		China Construction Bank	2,139,401	1.0
1,750,500		Parkson Retail Group Ltd.	2,143,852	1.0
8,207,600		Other Securities(a)	12,498,889	5.9
			20,218,007	9.5

		Denmark: 2.1%
29,776		Carlsberg A/S	2,096,634	1.0
21,293		Novo-Nordisk A/S	2,446,208	1.1
			4,542,842	2.1

		France: 6.2%
19,317		Air Liquide	2,385,212	1.1
190,102		AXA S.A.	2,457,293	1.1
31,107		Groupe Danone	1,952,036	0.9
27,133		Pernod-Ricard S.A.	2,511,395	1.2
53,336		Schneider Electric S.A.	2,788,471	1.3
47,156		Other Securities	1,188,399	0.6
			13,282,806	6.2

		Germany: 5.4%
28,894		Brenntag AG	2,686,907	1.3
38,063	@	Deutsche Boerse AG	1,992,129	0.9
22,332		Fresenius AG	2,065,078	1.0
76,521		Other Securities	4,805,412	2.2
			11,549,526	5.4

		Hong Kong: 3.1%
695,400		AIA Group Ltd.	2,164,726	1.0
563,500		Kerry Properties Ltd.	1,861,999	0.9
1,116,000		Other Securities	2,548,372	1.2
			6,575,097	3.1

COMMON STOCK: (continued)
		India: 1.8%
37,400	L	Infosys Technologies Ltd. ADR	$1,921,612	0.9
42,530	#	Reliance Industries Ltd. GDR	1,129,552	0.5
50,952		Other Securities(a)	768,906	0.4
			3,820,070	1.8

		Indonesia: 0.9%
2,145,000		Other Securities	1,884,339	0.9

		Ireland: 0.8%
31,000		Other Securities	1,650,130	0.8

		Italy: 0.4%
212,800		Other Securities	957,731	0.4

		Japan: 10.4%
68,800	L	Honda Motor Co., Ltd.	2,095,710	1.0
2,583		Jupiter Telecommunications Co.	2,614,530	1.2
113,100		Mitsubishi Corp.	2,279,503	1.1
131,000		Mitsui & Co., Ltd.	2,030,401	0.9
128,000		Mitsui Fudosan Co., Ltd.	1,866,459	0.9
37,100		Nippon Telegraph & Telephone Corp.	1,888,758	0.9
156,400		Sony Financial Holdings, Inc.	2,306,612	1.1
48,300		Tokyo Electron Ltd.	2,447,246	1.1
157,670		Other Securities(a)	4,720,772	2.2
			22,249,991	10.4

		Mexico: 0.5%
43,185		Other Securities	1,023,247	0.5

		Netherlands: 2.6%
102,854		Royal Dutch Shell PLC — Class B	3,912,318	1.8
38,512		Other Securities	1,608,699	0.8
			5,521,017	2.6

		Norway: 0.7%
82,616		Other Securities	1,525,103	0.7

		Portugal: 0.8%
98,942		Other Securities	1,634,261	0.8

		Russia: 0.4%
41,732		Other Securities	951,245	0.4

		South Korea: 2.5%
3,525		Samsung Electronics Co., Ltd.	3,242,429	1.5
9,819		Other Securities	2,172,112	1.0
			5,414,541	2.5

		Spain: 1.4%
271,553		Other Securities	2,966,750	1.4

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Sweden: 1.5%
96,733		Atlas Copco AB — Class A	$2,072,651	1.0
42,144		Other Securities	1,053,838	0.5
			3,126,489	1.5

		Switzerland: 6.7%
60,077		Compagnie Financiere Richemont S.A.	3,022,036	1.4
104,734		Credit Suisse Group	2,454,774	1.2
17,516		Kuehne & Nagel International AG	1,961,426	0.9
146,444		Other Securities	6,834,803	3.2
			14,273,039	6.7

		Taiwan: 0.9%
770,000		Other Securities	1,857,073	0.9

		Thailand: 0.2%
139,100		Other Securities	536,793	0.2

		Turkey: 0.7%
266,376		Other Securities	1,435,702	0.7

		United Arab Emirates: 0.5%
105,000		Other Securities	1,018,966	0.5

		United Kingdom: 19.1%
64,102		Anglo American PLC	2,367,921	1.1
107,688		BG Group PLC	2,300,590	1.1
69,359		BHP Billiton PLC	2,027,742	1.0
290,848		Compass Group PLC	2,759,769	1.3
189,407		Experian Group Ltd.	2,574,505	1.2
190,020		Rolls-Royce Holdings PLC	2,200,066	1.0
150,886		Standard Chartered PLC	3,300,232	1.5
533,090		Tesco PLC	3,335,433	1.6
102,043		Tullow Oil PLC	2,217,192	1.0
413,456		WPP PLC	4,335,984	2.0
1,229,837		Other Securities	13,385,573	6.3
			40,805,007	19.1

		United States: 4.9%
71,800		Carnival Corp.	2,343,552	1.1
60,100	@	Liberty Global, Inc.	2,465,903	1.2
31,400		Schlumberger Ltd.	2,144,934	1.0
102,365		Other Securities	3,406,590	1.6
			10,360,979	4.9

		Total Common Stock
		(Cost $241,396,003)	210,637,689	98.8

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateralcc(1): 3.6%
1,811,442	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,811,466, collateralized by various U.S. Government Agency Obligations, 1.437%–6.014%, Market Value plus accrued interest $1,847,671, due 06/01/17–09/01/44)	$1,811,442	0.8
1,811,442	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,811,458, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–5.500%, Market Value plus accrued interest $1,847,671, due 01/19/12–12/20/41)	1,811,442	0.8
1,811,442	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,811,462, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,847,671, due 06/28/12–11/01/41)	1,811,442	0.9
1,811,442	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,811,462, collateralized by various U.S. Government Agency Obligations, 2.163%–6.500%, Market Value plus accrued interest $1,847,671, due 04/01/20–12/01/48)	1,811,442	0.9
381,355	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $381,359, collateralized by various U.S. Government Agency Obligations, 0.000%–11.000%, Market Value plus accrued interest $388,982, due 08/01/13–10/01/47)	381,355	0.2
		7,627,123	3.6

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.5%
1,157,098	T. Rowe Price Reserve Investment Fund
	(Cost $1,157,098)	$1,157,098	0.5

	Total Short-Term Investments
	(Cost $8,784,221)	8,784,221	4.1

	Total Investments in Securities (Cost $250,180,224)	$219,421,910	102.9
	Liabilities in Excess of Other Assets	(6,260,556)	(2.9)
	Net Assets	$213,161,354	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.
Cost for federal income tax purposes is $251,106,204.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$5,084,781
Gross Unrealized Depreciation	(36,769,075)
Net Unrealized depreciation	$(31,684,294)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	19.6%
Consumer Staples	11.5
Energy	9.2
Financials	18.1
Health Care	4.1
Industrials	15.6
Information Technology	9.6
Materials	7.8
Telecommunications	3.3
Short-Term Investments	4.1
Liabilities in Excess of Other Assets	(2.9)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$3,149,146	$—	$3,149,146
Belgium	—	3,409,555	—	3,409,555
Brazil	15,991,395	—	—	15,991,395
Canada	8,906,842	—	—	8,906,842
China	6,427,815	13,790,192	—	20,218,007
Denmark	—	4,542,842	—	4,542,842
France	—	13,282,806	—	13,282,806
Germany	—	11,549,526	—	11,549,526
Hong Kong	—	6,575,097	—	6,575,097
India	1,921,612	1,898,458	—	3,820,070
Indonesia	998,456	885,883	—	1,884,339
Ireland	1,650,130	—	—	1,650,130
Italy	—	957,731	—	957,731
Japan	—	22,249,991	—	22,249,991
Mexico	—	1,023,247	—	1,023,247
Netherlands	—	5,521,017	—	5,521,017
Norway	—	1,525,103	—	1,525,103
Portugal	—	1,634,261	—	1,634,261
Russia	—	951,245	—	951,245
South Korea	—	5,414,541	—	5,414,541
Spain	—	2,966,750	—	2,966,750
Sweden	—	3,126,489	—	3,126,489
Switzerland	—	14,273,039	—	14,273,039

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Taiwan	$—	$1,857,073	$—	$1,857,073
Thailand	—	536,793	—	536,793
Turkey	—	1,435,702	—	1,435,702
United Arab Emirates	—	1,018,966	—	1,018,966
United Kingdom	—	40,805,007	—	40,805,007
United States	9,795,892	565,087	—	10,360,979
Total Common Stock	45,692,142	164,945,547	—	210,637,689
Short-Term Investments	1,157,098	7,627,123	—	8,784,221
Total Investments, at value	$46,849,240	$172,572,670	$—	$219,421,910

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$721,080	$—	$(721,080)	$—	$(180,270)	$180,270	$—	$—	$—
Total Investments, at value	$721,080	$—	$(721,080)	$—	$(180,270)	$180,270	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount
ING Artio Foreign Portfolio
Class ADV	NII	$0.1545
Class I	NII	$0.2339
Class S	NII	$0.2018
Class S2	NII	$0.1856
ING BlackRock Health Sciences Opportunities Portfolio
Class ADV	NII	$0.0769
Class I	NII	$0.0826
Class S	NII	$0.0570
ING Clarion Global Real Estate Portfolio
Class ADV	NII	$0.3459
Class I	NII	$0.3566
Class S	NII	$0.3320
Class S2	NII	$0.3158
ING FMRSM Diversified Mid Cap Portfolio
Class ADV	NII	$0.0293
Class I	NII	$0.0293
Class S	NII	$0.0293
Class S2	NII	$0.0293
ING Global Resources Portfolio
Class ADV	NII	$0.1569
Class I	NII	$0.1671
Class S	NII	$0.1154
Class S2	NII	$0.0865
ING Invesco Van Kampen Growth and Income Portfolio
Class ADV	NII	$0.2623
Class I	NII	$0.3207
Class S	NII	$0.2638
Class S2	NII	$0.2320
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.1930
Class I	NII	$0.2348
Class S	NII	$0.1785
Class S2	NII	$0.1458
All Classes	LTCG	$0.6934
ING Liquid Assets Portfolio
Class I	NII	$0.0001
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.0003
ING Marsico Growth Portfolio
Class ADV	NII	$0.0071
Class I	NII	$0.0823
Class S	NII	$0.0393
Class S2	NII	$0.0162
ING MFS Total Return Portfolio
Class ADV	NII	$0.3544
Class I	NII	$0.4058
Class S	NII	$0.3641
Class S2	NII	$0.3448
ING MFS Utilities Portfolio
Class ADV	NII	$0.4666
Class I	NII	$0.5211
Class S	NII	$0.4872
Class S2	NII	$0.4759
ING Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.3859
Class S	NII	$0.3597
Class S2	NII	$0.3334
ING PIMCO Total Return Bond Portfolio
Class ADV	NII	$0.5348
Class I	NII	$0.5495
Class S	NII	$0.5145
Class S2	NII	$0.4952
All Classes	STCG	$0.3286
All Classes	LTCG	$0.1681
ING Pioneer Mid Cap Value Portfolio
Class ADV	NII	$0.1091
Class I	NII	$0.1720
Class S	NII	$0.1422
Class S2	NII	$0.1471
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.3765
Class I	NII	$0.4962
Class S	NII	$0.4359
Class S2	NII	$0.3975
ING T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.2026
Class I	NII	$0.2658
Class S	NII	$0.2352
Class S2	NII	$0.2208
ING T. Rowe Price International Stock Portfolio
Class ADV	NII	$0.3673
Class I	NII	$0.4274
Class S	NII	$0.3965

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING BlackRock Health Sciences Opportunities Portfolio	100.00%
ING Clarion Global Real Estate Portfolio	0.16%
ING FMRSM Diversified Mid Cap Portfolio	99.50%
ING Global Resources Portfolio	100.00%
ING Invesco Van Kampen Growth and Income Portfolio	100.00%
ING Marsico Growth Portfolio	100.00%
ING MFS Total Return Portfolio	54.80%
ING MFS Utilities Portfolio	45.14%
ING Morgan Stanley Global Franchise Portfolio	33.72%
ING PIMCO Total Return Bond Portfolio	1.54%
ING Pioneer Mid Cap Value Portfolio	100.00%
ING T. Rowe Price Capital Appreciation Portfolio	77.35%
ING T. Rowe Price Equity Income Portfolio	100.00%
ING T. Rowe Price International Stock Portfolio	0.06%

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2011. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Artio Foreign Portfolio	$1,087,973	$0.0199	100.00%
ING Clarion Global Real Estate Portfolio	$425,340	$0.0101	100.00%
ING JPMorgan Emerging Markets Equity Portfolio	$1,095,722	$0.0230	100.00%
ING Morgan Stanley Global Franchise Portfolio	$395,654	$0.0147	68.07%
ING T. Rowe Price International Stock Portfolio	$386,320	$0.0179	100.00%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Clarion Global Real Estate Portfolio was held June 14, 2011, at the offices of ING Funds, 7337 East Doubletree Ranch Road Suite 100, Scottsdale, AZ 85258.

Proposal:

1	A new sub-advisory agreement between ING Investments, LLC, the investment adviser to the Portfolio, and ING Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Portfolio.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Clarion Global Real Estate Portfolio	1	36,380,853.909	1,332,345.444	3,064,163.416	0	40,777,362.769

*	Proposal Passed

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present) and Consultant (January 2005–Present).	140	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present). Formerly, Consultant (July 2007–February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006–July 2007).	140	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	140	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, 35 Funds (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	November 2007–Present	Retired.	140	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 1997–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	140	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	140	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006–Present	Consultant (May 2001–Present).	140	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/ Trustee	January 1994–Present	President, Springwell Corporation, a corporate finance firm (March 1989–Present).	140	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	November 2007–Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001–December 2007).	140	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	177	ING Capital Corporation, LLC (December 2005–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	March 2003–Present
Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–Present). Formerly, Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012–Present	Chief Compliance Officer, ING Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006–Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011–Present	Vice President–Fund Compliance, ING Funds Services, LLC (October 2009–Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006–October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	November 1999–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010)

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007–Present	Vice President, ING Funds Services, LLC (December 2006–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006–Present
Vice President, ING Investment Management — ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008–Present
Vice President and Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008)

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 17, 2011 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the funds under its jurisdiction, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval
Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new Portfolios.

The Board has established two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ended November 30, 2012, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 17, 2011 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2013. The Board further noted that this separation may result

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and subadvisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, with the exception of ING Clarion Global Real Estate Portfolio, ING MFS Utilities Portfolio and ING T.Rowe Price International Stock Portfolio, Service Class (“Class S”) shares were used for purposes of certain comparisons between the Portfolios and their Selected Peer Groups. Class S shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. Institutional Class (“Class I”) shares were used for ING Clarion Global Real Estate Portfolio, ING MFS Utilities Portfolio and ING T.Rowe Price International Stock Portfolio because this class has the longest performance history for the respective Portfolios, and at one time was the only class available for purposes of comparison with the Portfolio’s Selected Peer Groups. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature and quality of the services the Sub-Advisers provide to the applicable Portfolios and the Sub-Advisers’ compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with Sub-Advisers and research on Sub-Advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Portfolios that they manage. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of a Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new Sub-Advisers if and when the Adviser recommends o the Board a new sub-adviser to manage a Portfolio in the ING Fund complex. The Board noted that, for new non-ING-affiliated Sub-Advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new Sub-Adviser, as well as preparing written materials and reports to the Committees and the Board as part of the process of approving any new Sub-Adviser for a Portfolio.

The Board also considered that in the course of monitoring performance of Sub-Advisers, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Portfolios and alerts the IRCs to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by non-ING-affiliated Sub-Advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and myriad other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the Committees to assist with addressing any issues that arise.

The Board noted that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2011. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and each ING-affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that many of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and ING-affiliated Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2011 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Artio Foreign Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Artio Foreign Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection and dispersion had on the Portfolio’s performance; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its IRC would periodically

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

review, the Portfolio’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING BlackRock Health Sciences Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Health Sciences Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) Management’s representations that in, May 2011, there was a change in the Portfolio’s Sub-Adviser, investment strategy, name and primary benchmark; (2) in September 2011, the Portfolio’s management team was modified; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio’s Sub-Adviser, investment strategy and benchmark were changed in May 2011 and its management team was modified in September 2011 it is reasonable to permit the Sub-Adviser time to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Clarion Global Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Clarion Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, three-year, and five-year periods, and the second quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING FMRSM Diversified Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING FMR Diversified Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, the third quintile for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s confidence in the portfolio manager’s capabilities in managing the Portfolio; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Resources Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Resources Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and ten-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, the third quintile for the ten-year period, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Invesco Van Kampen Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Invesco Van Kampen Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Portfolio outperformed its primary benchmark for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (3) the Portfolio is ranked in the second quintile for the three-year, five-year, and ten-year periods, the third quintile for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s confidence in the portfolio manager’s capabilities in managing the Portfolio; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, three-year, and five-year periods, but underperformed for the year-to-date, one-year, and ten-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, three-year, and five-year periods, and the third quintile for the year-to-date, one-year, and ten-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Liquid Assets Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Lipper category median for the three-year, five-year, and ten-year periods, underperformed for the one-year period, and matched the median for the most recent calendar quarter and year-to-date periods; (2) the Portfolio outperformed its primary benchmark for the three-year, five-year, and ten-year periods, underperformed for the one-year period, and matched the primary benchmark for the most recent calendar quarter and year-to-date periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Lipper category for the most recent calendar quarter, the second quintile for the year-to-date, three-year, five-year, and ten-year periods, and the third quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Marsico Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Marsico Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exceptions of the year-to-date and ten-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, one-year, and three-year periods, the third quintile for the year-to-date and five-year periods, and the fourth quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations with respect to the reasonableness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it matched the Morningstar category median’s performance, and the ten-year period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the effect that the Portfolio’s investment strategies, including certain asset allocations, had on its performance during certain periods; (2) Management’s representations regarding favorable performance during certain periods; (3) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment objective; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the reasonableness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Utilities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Utilities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Morgan Stanley Global Franchise Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Morgan Stanley Global Franchise Portfolio (formerly, ING Van Kampen Global Franchise Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, three-year, and five-year periods, and the second quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and equal to the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Portfolio’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO Total Return Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year, five-year, and ten-year periods, and the third quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed, and the five-year period, during which it matched its performance; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and five-year period, but underperformed for the year-to-date, one-year, and three-year periods; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and five-year periods, and the fourth quintile for the year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year and ten-year periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year, five-year, and ten-year periods, the third quintile for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price International Stock Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price International Stock Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exceptions of the three-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the most recent calendar quarter, the third quintile for the year-to-date and five-year periods, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) the Portfolio’s Sub-Adviser was changed in January 2011; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount has not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s Sub-Adviser was changed in January 2011 and it is reasonable to permit the new Sub-Adviser time to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Advisers
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
ING Investments Distributor LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT1AISS2 (1211-022412)

Annual Report

December 31, 2011

Classes ADV, I, S and S2

ING Investors Trust

■	ING BlackRock Large Cap Growth Portfolio

■	ING Clarion Real Estate Portfolio

■	ING Franklin Income Portfolio

■	ING Franklin Mutual Shares Portfolio

■	ING JPMorgan Small Cap Core Equity Portfolio

■	ING Large Cap Growth Portfolio

■	ING Large Cap Value Portfolio (formerly, ING Pioneer Equity Income Portfolio)

■	ING Limited Maturity Bond Portfolio

■	ING PIMCO High Yield Portfolio

■	ING Pioneer Fund Portfolio

■	ING Templeton Global Growth Portfolio

■	ING U.S. Stock Index Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 3, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world’s economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed”. There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country’s credit rating. A bipartisan “Debt Super Committee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers’ indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone’s sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank (“ECB”) stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone’s problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Russell 1000 Growth® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Barclays Capital U.S. 1-3 Year Government/Credit Bond Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bank of America/Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained

Tracks the performance of BB-B rated U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by

Bloomberg) does not exceed 2%.

Bank of America/Merrill Lynch U.S. High Yield BB-B Rated Index	Is an unmanaged index of bonds rated BB and B by Moody’s or S&P.

3

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2011

(as a percentage of net assets)

Information Technology	30.3%
Consumer Discretionary	20.4%
Health Care	20.1%
Consumer Staples	9.2%
Industrials	6.3%
Energy	5.3%
Materials	4.3%
Financials	2.0%
Telecommunications	1.9%
Assets in Excess of Other Liabilities*	0.2%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING BlackRock Large Cap Growth Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert C. Doll, Jr., CFA, Vice Chairman, Director, Daniel Hanson, CFA, Director, and Peter Stournaras, CFA, Director, Portfolio Managers of BlackRock Investment Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (1.58)% compared to the Russell 1000® Growth Index, which returned 2.64% for the same period.

Portfolio Specifics: The Portfolio underperformed relative to the benchmark for the one year period. Stock selection overall was the greatest detractor, followed by allocation decisions. At the sector level, selection in information technology (“IT”) and underweight and stock selection in industrials and an overweight and stock selection in consumer discretionary were the greatest detractors.

Within the IT sector, stock selection was the primary detractor. In particular, the Portfolio was underweight in key large-cap technology names such as IBM within the benchmark which outperformed during the latter half of the year. At the same time, the Portfolio was overweight in semiconductors, which struggled during the same period. Lack of exposure to the more cyclical stocks within the industrial sector also detracted from performance. Education service companies exposure detracted within consumer discretionary. Education companies struggled during the period as implementation of the new “Gainful Employment” legislation resulted in declining new student enrollments. Furthermore, Career Education Corp. fell on company news and the ongoing regulatory concerns continue to concern the market.

On the positive side, stock selection and underweight to materials and stock selection in healthcare were additive. Within materials, overweights to metals & mining and stock selection within containers & packaging drove returns. Positive performance was also found in the providers and services industry within healthcare as a combination of disciplined pricing and muted medical cost trends resulted in rising earnings expectations for managed care organizations — such as UnitedHealth Group, Inc., a segment in which the Portfolio was overweight. More broadly, a substantial overweight to healthcare aided results as the market flocked to the safety of the defensive sector.

Current Strategy & Outlook: Looking ahead, we expect that many of the themes that dominated 2011 will persist in 2012, but we do believe conditions should begin to improve, paving the way for a return to the “risk on” trade. This sort of “middle ground” environment is one that we believe will persist in 2012. We are calling for another year of slow growth for the United States, but believe that Europe will slip into a (hopefully mild) recession while avoiding more dire financial contagion. In our opinion, the world will most likely avoid both the positive and the negative extremes, but a host of critical issues will likely remain unresolved. Consistent with our outlook, we continue to maintain a balance in the Portfolio between domestic cyclicals on the one hand and more dependable growth names on the other. The Portfolio’s largest sector overweights at period-end included healthcare and consumer discretionary. The largest underweights were in industrials and energy. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Portfolios. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2011

(as a percentage of net assets)

Apple, Inc.	3.9%
Microsoft Corp.	3.5%
Philip Morris International, Inc.	3.0%
ExxonMobil Corp.	2.6%
Abbott Laboratories	2.3%
International Business Machines Corp.	1.6%
Gilead Sciences, Inc.	1.5%
Lockheed Martin Corp.	1.4%
Biogen Idec, Inc.	1.4%
Eli Lilly & Co.	1.3%

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV March 17, 2004		Since Inception of Class I April 28, 2006		Since Inception of Class S May 1, 2002	Since Inception of Class S2 September 9, 2002
Class ADV	(1.87)%	(1.45)%	2.66%		—		—	—
Class I	(1.30)%	(0.87)%	—		(0.15)%		—	—
Class S	(1.58)%	(1.12)%	—		—		2.49%	—
Class S2+	(1.68)%	(1.27)%	—		—		—	4.34%
Russell 1000® Growth Index	2.64%	2.50%	4.15	%(1)	3.25	%(2)	3.88%	5.99	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Large Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

+	On October 3, 2005, all outstanding shares of Class S2 were fully redeemed. On May 26, 2006, Class S2 recommenced operations. The returns for Class S2 include the performance of Class S, adjusted to reflect the higher expense of Class S2, for the period of October 4, 2005 to May 25, 2006.
(1)	Since inception performance of the index is shown from April 1, 2004.
(2)	Since inception performance of the index is shown from May 1, 2006.
(3)	Since inception performance of the index is shown from September 1, 2002.

5

ING CLARION REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2011

(as a percentage of net assets)

Financials	97.8%
Consumer Discretionary	1.2%
Assets in Excess of Other Liabilities*	1.0%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Clarion Real Estate Portfolio (the “Portfolio”) seeks total return including capital appreciation and current income. The Portfolio is managed by T. Ritson Feguson, Chief Investment Officer, and Joseph P. Smith, Managing Director, of CBRE Clarion Securities LLC (“CBRE”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of 9.50% compared to the MSCI U.S. REIT Index, which returned 7.48% for the same period.

Portfolio Specifics: The performance of real estate equity securities was a bright spot in an otherwise lackluster year for the broader equity markets. The MSCI U.S. REIT Index advanced by more than 7% for the year, compared to more modest returns for the broader market indices such as the S&P 500® Index and the Russell 2000® Index. In an unsettled economic and stock market environment, the earnings visibility and attractive dividends of real estate investment trusts found favor with investors. This trend may continue in 2012 as the trajectory of economic recovery has moderated from the pace seen a year ago. Risk aversion by investors re-emerged during the second half of the year in particular as equities generally produced negative returns worldwide. Real estate cash flows have proven to be relatively resilient in this uncertain macro-economic environment given the duration of lease terms and gradually improving fundamentals as projected earnings looking out next year remain solidly positive.

Relative outperformance was driven by a combination of stock selection and asset allocation decisions. Stock selection accounted for the significant majority of the Portfolio’s outperformance for the year and was the result of strong performance of the Portfolio’s holdings in the office, healthcare, mall and shopping center sectors, which more than offset modest relative underperformance of the Portfolio’s holdings in the hotel sector. Sector allocation benefited performance during the period and was driven by the combination of an overweight to the outperforming mall and apartment sectors as well as an underweight to the underperforming net lease and office sectors. This more than offset the relative underperformance from an underweight to the outperforming storage sector as well as an overweight to the underperforming hotel sector.

Current Strategy and Outlook: Portfolio positioning remains one of emphasizing companies which generate the majority of their income via stable, landlord-oriented cash flows in geographies and property types with favorable supply/demand dynamics. Companies with above-average yield via the dividend and companies that are likely to increase dividend payouts remain important considerations in portfolio stock selection. By property type, we remain overweight most notably the mall and apartment sectors and remain underweight the office and shopping center sectors. Within office, we are favorably inclined to companies with central business district exposure in Manhattan and other cities which we believe are cyclically ahead of the pack. These gateway cities tend to be located on the Eastern and Western seaboards. As a result of our view of a combination of premium valuations, lease structures that are more bond-like and less operating in nature, and a lack of demand drivers, we begin the year with a more cautious view on the healthcare, shopping center, triple net lease, suburban office, and storage sectors. As in prior years, those top-down views are always subject to constant scrutiny and adjustment by our team as a result of fresh macro-economic inputs as well as company and/or sector driven research insights.

*	ING Groep, NV, the indirect parent of both ING Investments, LLC, the Investment Adviser to the Portfolio and ING Clarion Real Estate Securities, LLC (“Clarion”), the former Sub-Adviser to the Portfolio, agreed to sell Clarion and other affiliated entities to CB Richard Ellis Group, Inc. (the “Transaction”). The completion of the Transaction also resulted in a name change for Clarion to CBRE Clarion Securities LLC (“CBRE Clarion”). On June 14, 2011, the Portfolio’s shareholders approved a new sub-advisory agreement between ING Investments, LLC and CBRE Clarion on the same terms, compensation structure and portfolio management teams as was in place under the Portfolio’s previous sub-advisory agreement with Clarion and was effective upon the close of the Transaction. The Transaction closed on July 1, 2011.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Portfolios. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2011

(as a percentage of net assets)

Simon Property Group, Inc.	11.2%
Boston Properties, Inc.	5.7%
Equity Residential	5.2%
HCP, Inc.	5.0%
Public Storage, Inc.	5.0%
Ventas, Inc.	4.8%
ProLogis, Inc.	4.7%
AvalonBay Communities, Inc.	4.6%
Vornado Realty Trust	4.4%
Health Care Real Estate Investment Trust, Inc.	3.8%

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING CLARION REAL ESTATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year		Since Inception of Class ADV April 17, 2006		Since Inception of Class I May 19, 2003		Since Inception of Class S2 September 9, 2002
Class ADV	9.09%	(1.10)%	—		3.34%		—		—
Class I	9.76%	(0.49)%	—		—		12.26%		—
Class S	9.50%	(0.75)%	11.39%		—		—		—
Class S2	9.31%	(0.90)%	—		—		—		11.67%
MSCI U.S. REIT Index	7.48%	(2.91)%	10.16	%*	0.83	%(1)	10.09	%(2)*	10.09	%(3)*

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Clarion Real Estate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2006.
(2)	Since inception performance of the index is shown from June 1, 2003.
(3)	Since inception performance of the index is shown from September 1, 2002.
*	Prior to July 1, 2005, the MSCI U.S. REIT Index did not include the deduction of withholding taxes.

7

ING FRANKLIN INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of December 31, 2011

(as a percentage of net assets)

Corporate Bonds/Notes	54.2%
Common Stock	35.8%
Preferred Stock	4.9%
Structured Products	0.4%
Collateralized Mortgage Obligations	0.3%
Municipal Bonds	0.2%
Warrants	0.1%
Assets in Excess of Other Liabilities*	4.1%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Franklin Income Fund (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Edward D. Perks, Charles B. Johnson, Alex Peters and Matt Quinlan, Portfolio Managers of Franklin Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of 2.31% compared to the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index, which returned 2.11% and 7.84%, respectively, for the same period.

Portfolio Specifics: Continued investor uncertainty regarding regulatory reform, increased regulation and mortgage market weakness impacted Portfolio performance during the 12 months under review. The Portfolio outperformed its equity benchmark, but lagged its fixed income benchmark.

The Portfolio’s allocations to equity and fixed income did not change significantly for the year. However, within fixed income, our communications and consumer cyclical allocations rose while consumer non-cyclical and energy declined. Among stock allocations, healthcare increased while utilities and energy decreased.

We largely focused on corporate bonds within fixed income during the period, given the potential for higher yields and long-term total return relative to other fixed income securities. We maintained significant diversification with holdings across a range of sectors including financials, consumer non-cyclicals and energy. While sector diversification remains important, we emphasize bottom-up fundamental research to identify what we believe are the most attractive investment opportunities to help us meet the Portfolio’s objective. Our weighting in below-investment grade bonds constrained returns.

Within fixed income, key individual contributors included financing solutions specialist CIT Group, Inc.; oil and natural gas producer Chesapeake Energy Corp.; and hospital operator HCA, Inc. Major fixed income detractors included electricity provider Texas Competitive Electric Holdings Co. LLC, petroleum refiner Petroplus Finance Ltd. and American Airlines’ parent AMR Corp.

Within equity, the utilities, healthcare and energy sectors contributed to absolute performance, and select holdings in financials and materials detracted from results. Utility holdings including The Southern Co., Progress Energy, Inc., Duke Energy Corp. and Dominion Resources, Inc. generated strong gains during the period. Many utilities benefited from stable and regulated operations, limited exposure to foreign economies and high dividend yields. Although our utilities exposure declined modestly following some profit-taking, the sector remained the Portfolio’s largest sector weighting with Pacific Gas & Electric Co. among the largest holdings. Top healthcare contributors included major pharmaceutical companies Roche Holding AG, Pfizer, Inc. and Merck & Co., Inc., which benefited from stable operations, continued strong free cash flow generation and high dividend yields. Oil and gas producer ExxonMobil Corp. in the energy sector, was another notable equity contributor. Within equity convertible securities, we maintained positions in select financials including Wells Fargo & Co., Bank of America Corp. and iStar Financial, Inc.

Financial stocks generally were hurt by concerns about the European sovereign debt crisis. Notable equity detractors among financials included Bank of America Corp., CitiGroup, Inc., JPMorgan Chase & Co., HSBC Holdings PLC and MetLife, Inc. Barrick Gold Corp. in the materials sector lost value due to investor concerns related to signs of rising mining costs and labor unrest.

Current Strategy and Outlook: The Portfolio’s equity exposure continued to focus on dividend paying common stocks and convertible securities. We continued to seek what we considered attractive current yield as well as those companies with potential favorable outlooks for dividend growth. Convertible securities remained attractive to us given the possible opportunity for both high current income and the potential to participate in the appreciation of the underlying common stock. At period-end, we had limited holdings in other equity securities including preferred stocks and warrants. We remain largely focused on U.S. securities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2011

(as a percentage of net assets)

Roche Holding AG — Genusschein	2.0%
Merck & Co., Inc.	2.0%
JPMorgan Chase & Co., 7.900%, 04/29/49	1.7%
CIT Group, Inc., 7.000%, 05/04/15	1.5%
ConocoPhillips	1.5%
Wells Fargo & Co.	1.3%
CIT Group, Inc., 7.000%, 05/02/16	1.3%
Johnson & Johnson	1.3%
Wells Fargo & Co., 7.500%	1.1%
CIT Group, Inc., 7.000%, 05/02/17	1.1%

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I and S April 28, 2006		Since Inception of Class S2 May 3, 2006
Class ADV	2.06%	1.60%	1.59%		—		—
Class I	2.63%	2.33%	—		3.86%		—
Class S	2.31%	2.07%	—		3.60%		—
Class S2	2.20%	1.93%	—		—		3.48%
S&P 500® Index	2.11%	(0.25)%	(0.25	)%(1)	1.41	%(2)	1.41	%(2)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	6.50	%(1)	6.66	%(2)	6.66	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from January 1, 2007.
(2)	Since inception performance of the indices is shown from May 1, 2006.

9

ING FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2011

(as a percentage of net assets)

Consumer Staples	20.6%
Financials	13.7%
Health Care	13.2%
Consumer Discretionary	9.7%
Energy	9.3%
Information Technology	7.9%
Industrials	5.5%
Utilities	5.2%
Materials	3.8%
Telecommunications	2.2%
Assets in Excess of Other Liabilities*	8.9%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Franklin Mutual Shares Portfolio (the “Portfolio”) seeks capital appreciation, with income as a secondary goal. The Portfolio is managed by Peter A. Langerman, President, CEO, and Co-Portfolio Manager, F. David Segal, CFA, Co-Portfolio Manager and Deborah A. Turner, CFA, Assistant Portfolio Manager, of Franklin Mutual Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (0.93)% compared to the S&P 500® Index, which returned 2.11% for the same period.

Portfolio Specifics: During the 12 months under review, domestic equity markets reacted to developments regarding the European debt crisis, debate over raising the U.S. debt ceiling, stubborn U.S. unemployment, geopolitical factors surrounding populist uprisings in the Middle East and North Africa, and the aftermath of the earthquake and tsunami in Japan. Overall, stock markets made a small gain for the year with wide variations among sectors. Against this backdrop, growth stocks generally fared better than their value counterparts.

Contributors to the Portfolio’s performance included managed care company UnitedHealth Group, Inc. (“UnitedHealth”), Marathon Oil

Corp. (“Marathon”), and U.K.-based cigarette manufacturer British American Tobacco PLC (“BAT”). UnitedHealth’s shares rose as its earnings beat management’s initial guidance partly because members used less medical services than expected and membership grew. Marathon’s shares rose sharply in early 2011 following the company’s announcement that it planned to spin off its refining and marketing operations to focus on oil and gas exploration and production. The market began to recognize the value of the underlying businesses as refining margins improved. In the second half, shares of the new Marathon performed well as the company released positive third quarter results and announced an opportunistic share buyback. BAT shares rose after the company announced operating results that repeatedly exceeded market expectations through the third quarter of 2011. Management also announced it had completed a five-year cost savings goal two years ahead of schedule, and they laid out plans to continue growing operating margins over the next several years.

Detractors to the Portfolio’s performance during the period included Bank of America Corp. (“Bank of America”), computer and printer manufacturer Hewlett-Packard Co. (“Hewlett-Packard”), and German industrial conglomerate ThyssenKrupp AG (“ThyssenKrupp”). Bank of America shares declined in 2011 as investors reacted to the company’s potential exposure to large mortgage-related losses amid a very difficult general operating environment. In Hewlett-Packard’s case, a number of operational and strategic missteps, including a large, dilutive acquisition of a U.K. software firm, weighed on the shares and caused us to revise downward our estimates of intrinsic value and downside protection. We decided to sell Bank of America and Hewlett-Packard during the year. ThyssenKrupp’s stock price moved lower in the second half of 2011 due to global growth and European debt concerns. The stock fell further after management placed stock to bolster its balance sheet, and because the company delayed ramping up a significant steel project in the Americas.

Current Strategy and Outlook: Equities remained the core of the Portfolio, with little changes to sector weightings. In the distressed debt arena, we found some interesting opportunities but fewer than we would have expected at the start of the year. Quantitative easing and risk aversion pushed investors into corporate credit markets in their search for yield, and companies with high leverage were able to obtain credit. Looking into 2012, we anticipate credit to remain available and opportunities to be idiosyncratic rather than widespread. The year 2011 ended with less merger and acquisition (“M&A”) activity than anticipated, and 2012 looks to be similarly muted. We anticipate an increase in corporate restructurings via spin-offs or asset sales as alternatives to M&A. We approach 2012 cognizant of challenges to the economies and markets from potential rising U.S. interest rates, the ongoing and unsolved European sovereign debt crisis, and slowing growth in China. In the midst of these cross-currents we continue to look for the company-specific opportunities that can provide attractive returns in a variety of economic scenarios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2011*

(as a percentage of net assets)

CVS Caremark Corp.	2.8%
British American Tobacco PLC	2.7%
Merck & Co., Inc.	2.7%
Pfizer, Inc.	2.3%
Imperial Tobacco Group PLC	2.2%
Kraft Foods, Inc.	2.2%
Microsoft Corp.	2.2%
White Mountains Insurance Group Ltd.	2.0%
Vodafone Group PLC	1.9%
Royal Dutch Shell PLC	1.8%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN MUTUAL SHARES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Class ADV, I and S April 30, 2007
Class ADV	(1.20)%	(4.05)%
Class I	(0.68)%	(3.41)%
Class S	(0.93)%	(3.64)%
S&P 500® Index	2.11%	(1.32	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Mutual Shares Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2007.

11

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2011

(as a percentage of net assets)

Financials	22.8%
Consumer Discretionary	16.1%
Industrials	14.2%
Information Technology	12.4%
Health Care	10.9%
Materials	7.1%
Energy	6.2%
Utilities	3.3%
Consumer Staples	2.2%
Telecommunications	0.9%
U.S. Treasury Obligations	0.1%
Assets in Excess of Other Liabilities*	3.8%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING JPMorgan Small Cap Core Equity Portfolio (the “Portfolio”) seeks capital growth over the long term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed in two sleeves — the quantitative sleeve managed by Dennis S. Ruhl, CFA, Managing Director, and Christopher T. Blum, CFA, Managing Director, and the fundamental sleeve managed by Glenn Gawronski, CFA, Managing Director, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (1.34)% compared to the Russell 2000® Index, which returned (4.18)% for the same period.

Portfolio Specifics: The quantitative sleeve outperformed the Russell 2000® Index in 2011, as stock selection in the consumer cyclical and basic materials sectors aided returns. At the stock level, HealthSpring, Inc. (“HealthSpring”), a managed care company specializing in government-sponsored programs, was the top contributor for the year. Shares trended higher after the company reported stronger-than-expected quarterly earnings, helped by higher Medicare membership. HealthSpring also raised guidance above expectations. The stock rallied again after CIGNA announced that it would acquire the company at a premium. Tempur-Pedic International, Inc. was another top-contributing stock for the year. Shares of the mattress maker moved higher due to better-than-expected sales in the company’s North America and international segments. Management also raised guidance above analysts’ estimates.

Despite the sleeve’s relative performance, stock selection in the health services and systems, and semiconductors sectors weighed on results. The Portfolio’s top detractor was THQ, Inc., a video game developer and publisher. Shares declined after the company reported quarterly losses and lowered guidance. Five Star Quality Care, Inc., a national provider of healthcare and senior living services, also negatively impacted performance. The stock declined after the company reported poor quarterly results due to a loss of income from discontinued operations.

The fundamental sleeve also outperformed the Russell 2000® Index for 2011, as the market favored the Portfolio’s investment biases toward higher-quality, larger small caps and slower growers with lower betas. With the exception of the utilities and energy sectors, stock selection in every other sector contributed to performance. At the stock level, ProAssurance Corp. (“ProAssurance”) was the leading contributor to performance while Greenhill & Co., Inc. detracted.

ProAssurance released strong earnings throughout the year and benefited from analyst upgrades. We view the medical malpractice insurer to be a high-quality company with a history of prudent underwriting standards. Greenhill & Co., a boutique investment bank, was pressured due its exposure to a weaker-than-expected merger-and-acquisition cycle.

Current Strategy and Outlook: For the quantitative sleeve, performance for the year was driven mainly by the strong efficacy of its alpha model. During 2011, we reduced our tilts to momentum factors and constrained our beta exposure. The Portfolio’s momentum exposure was reduced after we identified that short- and long-term momentum factors were pointing in different directions. Beta constraints improved our risk-adjusted returns, given the elevated market volatility.

We have remained cautiously optimistic about U.S. equities as continuing improvement is seen in the U.S. economy. We are mindful of the uncertainty surrounding the European sovereign debt crisis and its potential impact on the macro economy. Moving forward, we will continue to seek investment opportunities that are consistent with our philosophy. We will remain disciplined and dispassionate with our investment process, and diligently monitor risk at a factor, sector and stock level.

The fundamental sleeve has not gone through any major positioning changes during the year. The portfolio management team remains focused on finding companies with what we believe are durable franchises, good management teams and stable earnings that trade at a discount to their intrinsic value. We continue to add weight to financials. Consumer discretionary continues to be one of the largest overweights, while technology remains as the largest underweight. A structural overweight in materials and processing persists, with a bias towards packaging companies that have stable earnings and less exposure to swings in commodity prices.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2011*

(as a percentage of net assets)

Silgan Holdings, Inc.	1.3%
Waste Connections, Inc.	1.3%
Jarden Corp.	1.3%
Coventry Health Care, Inc.	1.2%
Penn National Gaming, Inc.	1.2%
ProAssurance Corp.	1.0%
Aptargroup, Inc.	1.0%
EastGroup Properties, Inc.	0.9%
PSS World Medical, Inc.	0.9%
WellCare Health Plans, Inc.	0.9%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV August 12, 2004		Since Inception of Class I May 6, 2004		Since Inception of Class S May 1, 2002	Since Inception of Class S2 September 9, 2002
Class ADV	(1.60)%	1.49%	6.62%		—		—	—
Class I	(1.07)%	2.10%	—		6.52%		—	—
Class S	(1.34)%	1.86%	—		—		6.11%	—
Class S2	(1.43)%	1.70%	—		—		—	8.43%
Russell 2000® Index	(4.18)%	0.15%	5.45	%(1)	5.09	%(2)	5.29%	8.50	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Small Cap Core Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from August 1, 2004.
(2)	Since inception performance of the index is shown from May 1, 2004.
(3)	Since inception performance of the index is shown from September 1, 2002.

13

ING LARGE CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2011

(as a percentage of net assets)

Information Technology	28.1%
Consumer Discretionary	15.9%
Energy	12.5%
Industrials	11.6%
Consumer Staples	11.2%
Health Care	9.7%
Financials	5.1%
Materials	4.0%
Assets in Excess of Other Liabilities*	1.9%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Large Cap Growth Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Christopher Corapi and Jeffrey Bianchi, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares, provided a total return of 2.24% compared to the Russell 1000® Growth Index, which returned 2.64% for the same period.

Portfolio Specifics: December capped a volatile year for equities, driven by macroeconomic concerns worldwide. Correlations remained at elevated levels, though down from historical highs. In the United States, several economic indicators have suggested an improving environment.

For the reporting period, the Portfolio outperformed its benchmark before the deduction of fees and expenses; it lagged after expenses and fees were deducted. Security selection in the consumer discretionary, consumer staples and industrials sectors contributed the most to results. Allocation effects also contributed to performance, mostly among industrials and information technology (“IT”). The most significant detractors for the period included security selection among IT, energy and materials companies; and the Portfolio’s operating cash position.

Top contributors included overweights of Philip Morris International Inc. and Herbalife Ltd. (“Herbalife”) in consumer staples and Macy’s Inc. (“Macy’s”) in consumer discretionary. Macy’s posted several earnings beats during the year, leveraging a successful “My Macy’s” marketing campaign and negotiating lower input costs with suppliers. Tobacco giant Philip Morris outperformed after gaining market share in key Asian markets, and raising guidance during the fourth quarter. Nutritional supplement provider (primarily aimed at weight loss) Herbalife outperformed during the mid part of the year after successful launches of its nutrition clubs in key emerging markets.

Worst detractors for the period included an overweight of Arch Coal Inc. (“Arch Coal”) in energy and in IT, no exposure to International Business Machines Corp. and overweight exposures to NetApp Inc. and Broadcom Corp. We implemented an overweight to Arch Coal, a U.S.-based coal producer, during the early stages of 2011. Our thesis was predicated upon strong Chinese demand and stable natural gas prices (a substitute for coal). However, the opposite occurred and the stock underperformed and violated our thesis, at which point we closed the position. Softer than anticipated corporate IT enterprise spending cast downward pressure on NetApp, while a pause in semiconductor capital expenditures negatively affected Broadcom.

Current Strategy and Outlook: Going forward, we feel that the Portfolio is well positioned to take advantage of a slowly growing economy. Consensus estimates are now firmly in the camp of below trend GDP growth in most regions of the world, including the United States. As a consequence, we believe that a growth scarcity will occur. This is a situation whereby companies face an operating environment in which it is difficult to expand revenue, margins and earnings. We anticipate there will be a bifurcation between the haves and have-nots: the haves may include market leaders that continue to gain market share, have pricing power and recurring revenue. These are the characteristics that we continue to seek.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2011

(as a percentage of net assets)

Apple, Inc.	6.8%
ExxonMobil Corp.	6.1%
Microsoft Corp.	4.0%
Google, Inc. — Class A	3.9%
Philip Morris International, Inc.	3.5%
Monsanto Co.	2.6%
Qualcomm, Inc.	2.6%
Oracle Corp.	2.4%
Danaher Corp.	2.4%
Starbucks Corp.	2.2%

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	ING LARGE CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I May 2, 2005		Since Inception of Class S May 3, 2004		Since Inception of Class S2 May 13, 2004
Class ADV	1.88%	5.65%	5.65%		—		—		—
Class I	2.48%	6.39%	—		7.71%		—		—
Class S	2.24%	6.12%	—		—		6.01%		—
Class S2	2.06%	5.96%	—		—		—		5.87%
Russell 1000® Growth Index	2.64%	2.50%	2.50	%(1)	4.96	%(2)	4.35	%(3)	4.35	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Large Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2007.
(2)	Since inception performance of the index is shown from May 1, 2005.
(3)	Since inception performance of the index is shown from May 1, 2004.

Prior to June 11, 2010, the Portfolio was sub-advised by Wells Capital Management, Inc. Effective June 11, 2010, the Portfolio’s name and investment strategies changed.

15

ING LARGE CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2011

(as a percentage of net assets)

Financials	24.1%
Energy	13.9%
Health Care	12.8%
Consumer Discretionary	9.5%
Information Technology	9.3%
Utilities	7.4%
Industrials	6.5%
Telecommunications	6.1%
Consumer Staples	6.1%
Materials	3.0%
Assets in Excess of Other Liabilities*	1.3%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Robert M. Kloss, Chris Corapi and David Powers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of 3.28% compared to the Russell 1000® Value Index, which returned 0.39% for the same period.

Portfolio Specifics: The Portfolio lagged its benchmark during the first four months of the year; it then outperformed its benchmark for next eight months, resulting in net outperformance over the entire reporting period. The primary contributor to the Portfolio’s outperformance was not owning or underweighting some of the largest underperforming financial stocks such as Citigroup Inc. and Bank of America Corp. We benefitted from owning other financial companies like NYSE Euronext, which has a strong balance sheet and strong cash flows, and which rose following a takeover bid from the Deutsche Bourse. Portfolio outperformance in the financial sector also was attributable to owning several regional banks, e.g., Bank of Hawaii Corp. and BB&T Corp., which are well capitalized and have limited exposure to European credit woes and mortgage foreclosure proceedings.

The information technology sector was the second-largest contributor to 2011 performance due to strong stock selection. Hard disk drive manufacturer Seagate Technology Inc. (“Seagate”) was a strong performer, especially in the fourth quarter of 2011. The company is benefiting from industry supply constraints arising from the Thailand floods, where Seagate is much less exposed than its competitors. What’s more, the industry is in the process of consolidating from four major producers to only two. We believe Seagate should gain share and enjoy stronger pricing as a result.

A position in AllianceBernstein Holding L.P. (“AllianceBernstein”) was unfavorable for returns. The stock lost ground due to asset losses at the investment management company. We continue to hold the stock as we believe AllianceBernstein has an attractive valuation and the worst is behind it.

Our position in coal company Arch Coal Inc. (“Arch Coal”) was also unfavorable for returns. The coal market was weak during the period. What’s more, investors took a dim view of Arch Coal’s acquisition of International Coal Group, causing a further sell-off in the stock. The Portfolio continues to hold Arch Coal, as we believe that the acquisition helps Arch Coal further balance its diversified coal portfolio, especially in the structurally undersupplied metallurgical coal markets. We believe that Arch Coal remains strongly competitive and will benefit from improving global demand for coal in the electric-power generation, industrial and steel-making industries.

Current Strategy and Outlook: Some of the sectors that are beginning to look attractive include early cyclicals such as consumer, technology and even financials to some extent. An example is our recent purchase of Cisco Systems, Inc., whose valuation had become attractive and who recently initiated a dividend. We believe that investors who are searching for income will continue to demand dividends.

*	Prior to April 29, 2011, the Portfolio was managed by Pioneer Investment Management, Inc. Effective April 29, 2011, the Portfolio’s name, sub-adviser, investment objective and principal investment strategies were changed.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2011

(as a percentage of net assets)

Chevron Corp.	4.8%
Pfizer, Inc.	4.3%
General Electric Co.	4.0%
AT&T, Inc.	3.8%
Merck & Co., Inc.	3.4%
Procter & Gamble Co.	3.1%
JPMorgan Chase & Co.	3.1%
Johnson & Johnson	2.9%
ExxonMobil Corp.	2.8%
Cisco Systems, Inc.	2.5%

Portfolio holdings are subject to change daily.

16

PORTFOLIO MANAGERS’ REPORT	ING LARGE CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Class ADV, I and S May 11, 2007
Class ADV	2.76%	(2.65)%
Class I	3.51%	(2.12)%
Class S	3.28%	(2.36)%
Russell 1000® Value Index	0.39%	(3.83	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Large Cap Value Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2007.

Prior to January 21, 2011, the Portfolio was sub-advised by Pioneer Investment Management, Inc. Effective January 21, 2011, the Portfolio’s name and investment strategies changed.

17

ING LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of December 31, 2011

(as a percentage of net assets)

Corporate Bonds/Notes	53.6%
U.S. Treasury Obligations	34.2%
Asset-Backed Securities	5.5%
Collateralized Mortgage Obligations	3.7%
U.S. Government Agency Obligations	2.2%
Assets in Excess of Other Liabilities*	0.8%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Limited Maturity Bond Portfolio (the “Portfolio”) seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by Christine Hurtsellers, Matthew Toms and Michael Mata, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of 1.16% compared to the Barclays Capital U.S. 1-3 Year Government/Credit Bond Index, which returned 1.59% for the same period.

Portfolio Specifics: Duration and yield curve positioning throughout the period were managed fairly tightly to those of the benchmark so there was little relative performance impact over the period before expenses. In aggregate, asset allocation contributed to results, whereas security selection detracted.

Our overweights to several high quality spread sectors throughout the year such as commercial mortgage-backed securities (“CMBS”) and investment grade corporate bonds benefited the Portfolio and contributed to positive relative returns.

Security selection on balance was a drag on performance over the year as selection of issues within corporate bonds and U.S. Treasury securities both modestly underperformed in 2011.

Treasury futures were used in the management of duration and yield curve. As mentioned above duration and yield curve positioning was kept close to that of the index throughout the year so on balance the relative impact was quite modest.

Current Strategy and Outlook: The volatile and uncertain path markets took in 2011 has etched the way forward at the onset of 2012. The euro zone remains shrouded in uncertainty and will dominate headlines until European leadership remedies past failures with a credible solution to the region’s fiscal imbalances and systemic debt woes. In our opinion, the U.S. fiscal picture is not much rosier than Europe’s at the start of a crucial election year. Positive economic indicators, however, including lower jobless claims, stronger payrolls and more robust manufacturing, support the theme of a U.S. economy that continues to muddle along.

Corporate fundamentals remain healthy but macro headlines are likely to drive markets again in 2012. Positive U.S. economic data and favorable seasonal factors bode well for near-term corporate performance. Credit fundamentals for high yield remain strong and the default outlook is still quite favorable. The U.S. high yield story is more attractive than that of Europe.

CMBS experienced a sustained rally to end 2011 and start 2012, diminishing relative value versus other risk sectors. Nonetheless, the underpinnings of the rally, light supply and strong demand, remain. Our tactical and strategic view on the sector is bullish, but we are mindful of the impact of maturing, weaker 2007-originated loans on investor confidence.

We believe significantly lower debt levels and more favorable demographic trends for working age populations throughout Latin America and Asia favor emerging markets over developed countries such as the United States, Europe and Japan. Credit expansion is slowing in China and the housing market is beginning to correct, but we believe China and Asia, excluding Japan, will be supportive of global growth. In our opinion, the developed world will continue to walk the path of political uncertainty, resulting in headline-driven volatility and wavering sentiment.

Significant downside risks remain, but we believe global growth will be positive if uninspiring, led by emerging markets, with the greatest drag coming from highly indebted developed economies. We expect interest rates to stay low and yield spreads to remain within a reasonable range over the medium term. Therefore, we believe the bulk of total and excess returns in 2012 will come from finding attractive yields among higher quality spread-sector assets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2011*

(as a percentage of net assets)

United States Treasury Note, 0.375%, 11/15/14	21.2%
United States Treasury Note, 0.250%, 11/30/13	10.1%
Bank of America Corp., 2.100%, 04/30/12	2.4%
United States Treasury Note, 0.875%, 11/30/16	2.4%
Citigroup, Inc., 2.125%, 04/30/12	2.3%
Ally Financial, Inc., 2.200%, 12/19/12	1.9%
Freddie Mac, 1.750%, 06/15/12	1.7%
State Street Corp., 2.150%, 04/30/12	1.1%
General Electric Capital Corp., 2.250%, 03/12/12	1.1%
General Electric Capital Corp., 2.200%, 06/08/12	1.1%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

18

PORTFOLIO MANAGERS’ REPORT	ING LIMITED MATURITY BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV April 28, 2006		Since Inception of Class I April 29, 2005
Class ADV	0.79%	2.91%	—	3.04%		—
Class I	1.35%	3.65%	—	—		3.55%
Class S	1.16%	3.36%	3.36%	—		—
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index	1.59%	3.99%	3.63%	4.13	%(1)	3.85	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Large Cap Value Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2006.
(2)	Since inception performance of the index is shown from May 1, 2005.

19

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of December 31, 2011

(as a percentage of net assets)

Corporate Bonds/Notes	87.9%
Collateralized Mortgage Obligations	1.0%
Asset-Backed Securities	0.3%
Preferred Stock	0.1%
Common Stock	0.0%
Municipal Bonds	0.0%
Assets in Excess of Other Liabilities*	10.7%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING PIMCO High Yield Portfolio (the “Portfolio”) seeks maximum total return, consistent with the preservation of capital and prudent investment management. The Portfolio is managed by Andrew Jessop, Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return 4.41% compared to the Bank of America/Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained (“Merrill Lynch U.S. High Yield Constrained”) Index and the Bank of America/Merrill Lynch U.S. High Yield BB-B Rated Index, which returned 5.40% and 5.43% respectively, for the same period.

Portfolio Specifics: In 2011, the global financial markets consistently made headlines for their persistent volatility resulting from a variety of unpredictable forces on both Main Street and Wall Street. At the start of 2011, most fixed income sectors generated positive returns as global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices and the terrible earthquake and nuclear accidents in Japan. As the first quarter neared its close, a confluence of events prompted a move toward the perceived safety of Treasuries.

With the Federal Reserve’s continued participation in the financial markets, Treasury yields continued to fall in the third quarter as the U.S. debt ceiling debate, S&P’s downgrade of the U.S. long-term credit rating, and concern about the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for Treasuries.

Following the Federal Reserve’s announcement of “Operation Twist”, most bonds gained during the fourth quarter, as global financial markets digested improving U.S. economic data and uncertainty surrounding the euro zone sovereign debt crisis. A rebound in U.S. consumption towards the end of the year improved investor risk appetites and helped most fixed income sectors outperform Treasuries.

An underweight to the building products sector, which underperformed as investors reassessed expectations for the housing market recovery, was positive for returns.

The following strategies were negative or neutral for returns: exposure to European issuers, as uncertainty from the region weighed materially on prices relative to U.S. credits; an underweight to energy, obtained through credit default swaps or cash bonds, especially gas distributors, as this sector outperformed due to its defensive nature; exposure to CCC-rated securities; and, security selection in chemicals, as select companies have exposure to the European region.

Current Strategy and Outlook: We believe global growth will fall to a real rate of 1.0 to 1.50 percent over the year ahead. We believe growth faces several hurdles that could impose greater uncertainty and volatility on financial markets. As the European sovereign debt crisis continues to unfold and austerity measures are implemented throughout the region, negative effects will continue to influence growth dynamics in the U.S. and other developed markets. With regard to portfolio strategy we plan to: maintain sufficient liquidity in the face of potential macroeconomic headwinds from a defensive perspective, as well as to opportunistically deploy into attractive entry points; overweight sectors that are industrial, defensive in nature, non-cyclical, and asset-rich; and add exposure to BB-rated bonds, given expectations for elevated risk aversion, attractive value relative to BBB-rated bonds, and limited risk of rising government rates over the foreseeable future.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2011*

(as a percentage of net assets)

Ford Motor Credit Co., LLC, 8.000%, 12/15/16	1.3%
Biomet, Inc., 11.625%, 10/15/17	0.9%
DISH DBS Corp., 7.125%, 02/01/16	0.9%
CIT Group, Inc., 7.000%, 05/01/16	0.8%
CIT Group, Inc., 7.000%, 05/01/15	0.7%
RBS Global, Inc. and Rexnord Corp., 8.500%, 05/01/18	0.6%
TransDigm, Inc., 7.750%, 12/15/18	0.6%
Tomkins LLC/Tomkins, Inc., 9.000%, 10/01/18	0.6%
Ally Financial, Inc., 8.300%, 02/12/15	0.6%
NRG Energy, Inc., 7.375%, 01/15/17	0.6%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

20

PORTFOLIO MANAGERS’ REPORT	ING PIMCO HIGH YIELD PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV May 22, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 3, 2004		Since Inception of Class S2 December 29, 2006
Class ADV	4.05%	6.88%	7.19%		—		—		—
Class I	4.69%	7.52%	—		8.01%		—		—
Class S	4.41%	7.26%	—		—		7.71%		—
Class S2	4.32%	7.13%	—		—		—		7.12%
Bank of America/Merrill Lynch US High Yield BB-B Rated 2% — Constrained Index	5.40%	6.83%	7.37	%(1)	7.32	%(2)	7.18	%(3)	6.83	%(4)
Bank of America/Merrill Lynch US High Yield BB-B Rated Index	5.43%	6.68%	7.38	%(1)	7.41	%(2)	7.26	%(3)	6.68	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from June 1, 2006.
(2)	Since inception performance of the indices is shown from May 1, 2005.
(3)	Since inception performance of the indices is shown from May 1, 2004.
(4)	Since inception performance of the indices is shown from January 1, 2007.

21

ING PIONEER FUND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2011

(as a percentage of net assets)

Industrials	14.9%
Consumer Discretionary	14.0%
Information Technology	13.8%
Health Care	12.9%
Energy	12.3%
Financials	11.9%
Consumer Staples	11.1%
Materials	5.7%
Telecommunications	1.7%
Utilities	1.3%
Assets in Excess of Other Liabilities*	0.4%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Pioneer Fund Portfolio (the “Portfolio”) seeks reasonable income and capital growth. The Portfolio is managed by John A. Carey, Executive Vice President and Portfolio Manager, and Walter Hunnewell, Jr., Vice President and Assistant Portfolio Manager, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class I shares provided a total return of (4.29)% compared to the S&P 500® Index, which returned 2.11% for the same period.

Portfolio Specifics: 2011 was a frustrating year, as our expectations for the U.S. economy and earnings were generally borne out, but “macro” concerns made investors reluctant to own cyclically-exposed stocks, even if the underlying fundamentals were good. Many portfolio holdings disappointed — though more often and more severely in terms of their share price than in terms of their earnings.

Security selection was the primary cause of below-index 2011 returns. Returns were hurt most by stock selection in the healthcare, consumer discretionary, and information technology sectors; selection in energy and materials detracted to a lesser extent, while selection in financials was most additive to benchmark-relative returns.

In healthcare, biotech and pharmaceutical companies were favored over equipment & supplies companies; our relative emphasis on the equipment &

supplies group worked against us. Security selection results in both groups broadly disappointed as well, compounding the underperformance.

The largest single drag on returns in the information technology sector was our lack of a position in Apple, Inc. (up over 25% for the year). Positions in Hewlett-Packard Co., BlackBerry maker Research In Motion Ltd., and Nokia OYJ, each of which declined sharply, were also performance drags.

The majority of our consumer discretionary underperformance was attributable to our overweighting of auto-related names which posted double-digit declines despite solid volume and (barring a fourth quarter surprise) profit growth. Our below-benchmark exposure to hotel, restaurant, and advertising-sensitive media companies explains most of the remainder.

The primary drag on energy sector results was our exposure to natural gas and refining/downstream operations in a year when oil-focused and upstream businesses were favored due to high oil prices. In the materials sector, security selection in chemicals helped, but our emphasis on mining companies (down 30% or more for the year) pulled down results.

We had our best relative results in the financials sector, where our bias against money center banks and “Wall Street” firms helped us avoid substantial losses. Our positions in custody-oriented banks did not perform well in a zero-interest-rate world, limiting our outperformance, but our insurers (notably property/casualty insurer Chubb Corp.) were standout performers.

Current Strategy and Outlook: We are hesitant to make sweeping top-down predictions, and our investment process is not based on doing so, but we believe U.S. growth will continue in 2012, barring an external shock, and our market outlook is constructive. While we certainly face challenges, we believe that currently modest valuations largely discount them, especially for the patient long-term investor.

We continue to find what we believe are attractive long-term investment opportunities in most sectors, including auto-related companies, which have been weak even though auto sales are trending up, some retail companies, railroads, healthcare, and regional banks — although we are cautious about the so-called money center banks due to their European exposure. We are relatively cautious on telecom and utilities, especially utilities, as we believe that valuations have been pushed up by investors seeking yields and defensive equity investments.

At the end of 2011, the Portfolio’s largest exposures (in absolute and benchmark-relative terms) were in the industrials (emphasizing railroads and machinery companies) and consumer discretionary (emphasizing publishing, retailing, and auto-related companies) sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2011

(as a percentage of net assets)

Norfolk Southern Corp.	3.3%
Chevron Corp.	3.2%
Chubb Corp.	2.6%
Johnson Controls, Inc.	1.9%
Colgate-Palmolive Co.	1.9%
Rio Tinto PLC	1.9%
Becton Dickinson & Co.	1.8%
Hershey Co.	1.8%
Target Corp.	1.8%
Paccar, Inc.	1.7%

Portfolio holdings are subject to change daily.

22

PORTFOLIO MANAGERS’ REPORT	ING PIONEER FUND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 3, 2005
Class ADV	(4.88)%	(1.59)%	(1.59)%		—		—
Class I	(4.29)%	(0.93)%	—		3.16%		—
Class S	(4.56)%	(1.20)%	—		—		2.75%
S&P 500® Index	2.11%	(1.64)%	(1.64	)%(1)	3.40	%(2)	3.40	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Fund Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from January 1, 2007.
(2)	Since inception performance for the index is shown from May 1, 2005.

23

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of December 31, 2011

(as a percentage of net assets)

United States	37.8%
United Kingdom	13.1%
France	9.5%
Switzerland	5.5%
Germany	5.5%
Netherlands	5.4%
Japan	4.6%
Singapore	2.9%
South Korea	2.8%
Italy	2.5%
Countries between 0.1% — 0.9%^	8.4%
Assets in Excess of Other Liabilities*	2.0%

Net Assets	100.0%

*	Includes short-term investments.
^	Includes 13 countries, which each represents 0.1% — 0.9% of net assets.

Portfolio holdings are subject to change daily.

ING Templeton Global Growth Portfolio (the “Portfolio”) seeks capital appreciation. Current income is only an incidental consideration. The Portfolio is managed by Norman J. Boersma, CFA and Executive Vice President, Tucker Scott, CFA and Executive Vice President, Lisa F. Myers, CFA and Executive Vice President, Matt R. Nagle, CFA and Vice President, and James Harper of Templeton Global Advisors Limited — the Sub-Adviser. *

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (5.71)% compared to the MSCI World IndexSM which returned (5.54)% for the same period.

Portfolio Specifics: The Portfolio’s outperformance before fees was attributable to allocations and stock selection among defensive and cyclical sectors. An overweighted allocation and stock selection for the traditionally defensive healthcare sector benefited relative returns. Pharmaceuticals stocks, including U.S.-based Pfizer, Inc. and Amgen, Inc., constituted four of the portfolio’s top ten contributors. Although we viewed health care strength as partly attributable to the market’s defensive rotation, we believe pharmaceuticals valuations at roughly half their long-term average offer further appreciation potential as prices seemingly assigned little or no credit for cost-cutting opportunities, pipeline productivity and global demographics, all potential long-term earnings catalysts. Among defensive sectors, we found fewer opportunities in consumer staples, where we believe the sector’s premium valuation to the broader market average was unjustified given the potential impact on operating and profit margins from growing competitive pressures and volatile input prices. Our resulting underweighting was a detractor from relative performance as investors sought staples stocks, in our view, for their perceived defensive characteristics.

Financials represented a major detracting sector due to stock-specific weakness. Although we remain cautious about our financials exposure given the lack of visibility and political risk surrounding the sector, we believe Europe’s debt crisis generated excessive collateral damage, leading to unwarranted downgrades for select fundamentally sound Asian and well-capitalized U.S. and European financials. Among cyclical sectors, an underweighting and stock selection in materials contributed to outperformance. We avoided what we viewed as expensive metals and mining companies and invested instead where we believed valuations understated the strategic and technological advantages of leading oil producers like the U.K.’s Royal Dutch Shell PLC, a top portfolio performer. Stock selection also helped consumer discretionary holdings outperform as consumer spending held up in an environment we believe was characterized by economic pessimism. Capital spending, however, proved less resilient, pressuring the portfolio’s industrials holdings. In our opinion, industrials conglomerates positions including Germany’s Siemens AG and the Netherlands’ Koninklijke Philips Electronics NV were penalized for challenges in their domestic economies, resulting in depressed valuations that understated these companies’ long-term future earnings potential. We believe many of our industrials holdings are focusing capital allocation on high-return prospects within a global opportunity set. During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

From a geographic perspective, stock selection in North America helped relative performance. However, overweighting in Europe and underweighting in North America weighed on results compared to the benchmark. In Asia, an underweighted allocation to underperforming Japan lifted relative performance, while stock selection in the country weighed on returns.

Current Strategy and Outlook: Going forward, increasing fiscal consolidation and regulation in developed markets and a potential slowdown in emerging markets following immense stimulus abatement may foster below trend economic growth. Strong business fundamentals may again attract recognition as companies compete for limited demand, potentially benefiting our value philosophy, which has been challenging in macro-driven markets but performed well over the long term. Global equities continue to look attractive to us, as we believe they offer robust average earnings yields and dividend yields. In our view, volatility can create compelling opportunities for disciplined, long-term value investors.

*	Effective March 1, 2011, Norman Boersma replaced Cindy Sweeting as lead portfolio manager of the Portfolio and Matt Nagle and James Harper were added as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2011

(as a percentage of net assets)

Amgen, Inc.	3.1%
Pfizer, Inc.	2.4%
Microsoft Corp.	2.4%
Sanofi-Aventis	2.4%
Comcast Corp. — Class A	2.3%
Royal Dutch Shell PLC — Class B	2.2%
Vodafone Group PLC	2.2%
GlaxoSmithKline PLC	2.2%
Samsung Electronics Co., Ltd.	2.1%
News Corp. — Class A	1.9%

Portfolio holdings are subject to change daily.

24

PORTFOLIO MANAGERS’ REPORT	ING TEMPLETON GLOBAL GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I April 28, 2006		Since Inception of Class S2 September 9, 2002
Class ADV	(6.25)%	(4.13)%	—	(4.12)%		—		—
Class I	(5.49)%	(3.40)%	—	—		(1.04)%		—
Class S	(5.71)%	(3.65)%	2.99%	—		—		—
Class S2	(5.78)%	(3.78)%	—	—		—		5.94%
MSCI World IndexSM	(5.54)%	(2.37)%	3.62%	(2.37	)%(1)	(0.54	)%(2)	5.89	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Global Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract.

The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2007.
(2)	Since inception performance of the index is shown from May 1, 2006.
(3)	Since inception performance of the index is shown from September 1, 2002.

25

ING U.S. STOCK INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2011

(as a percentage of net assets)

Information Technology	18.5%
Financials	13.1%
Energy	11.9%
Health Care	11.6%
Consumer Staples	11.2%
Industrials	10.4%
Consumer Discretionary	10.4%
Utilities	3.7%
Materials	3.4%
Telecommunications	3.1%
Assets in Excess of Other Liabilities*	2.7%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING U.S. Stock Index Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by May Tong and Steve Sedmak, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio’s Class I shares provided a total return of 1.81% compared to the S&P 500® Index, which returned 2.11% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to replicate the S&P 500® Index by investing all, or substantially all, of its assets in stocks that make up that S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.

Three out of 10 sectors posted negative returns for the year including financials, materials and industrials. Conversely, defensive sectors such as utilities, consumer staples and health care were the best performing sectors posting double-digit returns.

Current Strategy and Outlook: Our central case for 2012 is for modest economic growth in the face of a risky global environment. While we believe we will see a mild recession in Europe, the United States should post moderate growth; we expect U.S. consumer exuberance to be tempered by continued household balance sheet repair and by sluggish housing and jobs markets. In our opinion, inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns.

*	Effective June 30, 2011, May Tong and Steve Sedmak replaced Vincent Costa as portfolio managers to the Portfolio.
**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class

Top Ten Holdings

as of December 31, 2011*

(as a percentage of net assets)

ExxonMobil Corp.	3.5%
Apple, Inc.	3.2%
International Business Machines Corp.	1.8%
Chevron Corp.	1.8%
Microsoft Corp.	1.7%
General Electric Co.	1.6%
Procter & Gamble Co.	1.6%
AT&T, Inc.	1.5%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.4%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

26

PORTFOLIO MANAGERS’ REPORT	ING U.S. STOCK INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Class ADV May 28, 2009		Since Inception of Class I May 3, 2004		Since Inception of Class S April 30, 2007		Since Inception of Class S2 August 1, 2007
Class ADV	1.30%	—	14.86%		—		—		—
Class I	1.81%	(0.48)%	—		3.52%		—		—
Class S	1.58%	—	—		—		(1.82)%		—
Class S2	1.43%	—	—		—		—		(1.88)%
S&P 500® Index	2.11%	(0.25)%	15.26	%(1)	3.78	%(2)	(1.32	)%(3)	(1.09)%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING U.S. Stock Index Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from June 1, 2009.
(2)	Since inception performance of the index is shown from May 1, 2004.
(3)	Since inception performance of the index is shown from May 1, 2007.

27

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
ING BlackRock Large Cap Growth Portfolio
Class ADV	$1,000.00	$890.00	1.41%	$6.72	$1,000.00	$1,018.10	1.41%	$7.17
Class I	1,000.00	892.30	0.81	3.86	1,000.00	1,021.12	0.81	4.13
Class S	1,000.00	891.10	1.04	4.96	1,000.00	1,019.96	1.04	5.30
Class S2	1,000.00	890.80	1.21	5.77	1,000.00	1,019.11	1.21	6.16
ING Clarion Real Estate Portfolio
Class ADV	$1,000.00	$986.80	1.19%	$5.96	$1,000.00	$1,019.21	1.19%	$6.06
Class I	1,000.00	989.90	0.59	2.96	1,000.00	1,022.23	0.59	3.01
Class S	1,000.00	988.50	0.84	4.21	1,000.00	1,020.97	0.84	4.28
Class S2	1,000.00	987.70	0.99	4.96	1,000.00	1,020.21	0.99	5.04
ING Franklin Income Portfolio
Class ADV	$1,000.00	$967.90	1.37%	$6.80	$1,000.00	$1,018.30	1.37%	$6.97
Class I	1,000.00	971.50	0.77	3.83	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	969.10	1.02	5.06	1,000.00	1,020.06	1.02	5.19
Class S2	1,000.00	969.00	1.17	5.81	1,000.00	1,019.31	1.17	5.96

*	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

28

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
ING Franklin Mutual Shares Portfolio
Class ADV	$1,000.00	$934.00	1.38%	$6.73	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	937.50	0.78	3.81	1,000.00	1,021.27	0.78	3.97
Class S	1,000.00	936.10	1.03	5.03	1,000.00	1,020.01	1.03	5.24
ING JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$909.90	1.48%	$7.12	$1,000.00	$1,017.74	1.48%	$7.53
Class I	1,000.00	912.10	0.88	4.24	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	911.00	1.13	5.44	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	910.20	1.28	6.16	1,000.00	1,018.75	1.28	6.51
ING Large Cap Growth Portfolio
Class ADV	$1,000.00	$950.70	1.20%	$5.90	$1,000.00	$1,019.16	1.20%	$6.11
Class I	1,000.00	953.60	0.60	2.95	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	952.10	0.85	4.18	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	951.10	1.00	4.92	1,000.00	1,020.16	1.00	5.09
ING Large Cap Value Portfolio
Class ADV	$1,000.00	$987.20	1.29%	$6.46	$1,000.00	$1,018.70	1.29%	$6.56
Class I	1,000.00	990.80	0.69	3.46	1,000.00	1,021.73	0.69	3.52
Class S	1,000.00	989.50	0.94	4.71	1,000.00	1,020.47	0.94	4.79
ING Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$998.00	0.88%	$4.43	$1,000.00	$1,020.77	0.88%	$4.48
Class I	1,000.00	1,000.90	0.28	1.41	1,000.00	1,023.79	0.28	1.43
Class S	1,000.00	1,000.00	0.53	2.67	1,000.00	1,022.53	0.53	2.70
ING PIMCO High Yield Portfolio
Class ADV	$1,000.00	$1,000.90	1.10%	$5.55	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,004.00	0.50	2.53	1,000.00	1,022.68	0.50	2.55
Class S	1,000.00	1,003.70	0.75	3.79	1,000.00	1,021.42	0.75	3.82
Class S2	1,000.00	1,001.90	0.90	4.54	1,000.00	1,020.67	0.90	4.58
ING Pioneer Fund Portfolio
Class ADV	$1,000.00	$911.90	1.33%	$6.41	$1,000.00	$1,018.50	1.33%	$6.77
Class I	1,000.00	915.20	0.73	3.52	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	913.50	0.98	4.73	1,000.00	1,020.27	0.98	4.99
ING Templeton Global Growth Portfolio
Class ADV	$1,000.00	$866.60	1.50%	$7.06	$1,000.00	$1,017.64	1.50%	$7.63
Class I	1,000.00	869.40	0.90	4.24	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	868.30	1.15	5.42	1,000.00	1,019.41	1.15	5.85
Class S2	1,000.00	868.50	1.30	6.12	1,000.00	1,018.65	1.30	6.61
ING U.S. Stock Index Portfolio
Class ADV	$1,000.00	$958.70	0.80%	$3.95	$1,000.00	$1,021.17	0.80%	$4.08
Class I	1,000.00	961.70	0.26	1.29	1,000.00	1,023.89	0.26	1.33
Class S	1,000.00	960.10	0.50	2.47	1,000.00	1,022.68	0.50	2.55
Class S2	1,000.00	959.40	0.67	3.31	1,000.00	1,021.83	0.67	3.41

*	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments, as indicated, of ING BlackRock Large Cap Growth Portfolio, ING Clarion Real Estate Portfolio, ING Franklin Income Portfolio, Franklin Mutual Shares Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio (formerly, ING Pioneer Equity Income Portfolio), ING Limited Maturity Bond Portfolio, ING PIMCO High Yield Portfolio, ING Pioneer Fund Portfolio, ING Templeton Global Growth Portfolio, and ING U.S. Stock Index Portfolio, each a series of ING Investors Trust, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

30

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING BlackRock Large Cap Growth Portfolio	ING Clarion Real Estate Portfolio	ING Franklin Income Portfolio	ING Franklin Mutual Shares Portfolio
ASSETS:
Investments in securities at value+*	$323,814,790	$563,185,381	$747,722,827	$408,694,479
Short-term investments at value***	9,662,363	4,755,513	23,861,526	15,998,527
Short-term investments at amortized cost	—	—	—	7,999,965
Cash	—	—	24,784,472	6,004,523
Foreign currencies at value*****	14,508	—	112,458	6,964,819
Receivables:
Investments securities sold	—	—	—	2,612,254
Fund shares sold	83,011	358,656	3,213	58,507
Dividends	280,913	1,797,995	1,089,894	981,632
Interest	—	—	7,937,199	294,642
Foreign tax reclaim	7,120	—	105,397	176,774
Unrealized appreciation on forward foreign currency contracts	—	—	—	3,476,101
Reimbursement due from manager	—	60,262	—	—

Total assets	333,862,705	570,157,807	805,616,986	453,262,223

LIABILITIES:
Payable for investment securities purchased	—	—	1,960,000	3,776,314
Payable for fund shares redeemed	39,648	515,904	215,691	48,458
Payable upon receipt of securities loaned	9,039,895	34,475	23,026,526	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	534,468
Payable to affiliates	256,241	485,443	595,501	336,515
Payable for trustee fees	—	2,847	3,907	—
Other accrued expenses and liabilities	—	56,353	75,969	—
Written options, at fair value^	—	—	—	28,200

Total liabilities	9,335,784	1,095,022	25,877,594	4,723,955

NET ASSETS	$324,526,921	$569,062,785	$779,739,392	$448,538,268

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$378,066,060	$800,453,523	$852,063,830	$535,940,477
Undistributed net investment income	2,083,055	6,655,259	47,462,437	4,645,736
Accumulated net realized loss	(68,418,907)	(364,622,282)	(62,569,666)	(99,779,711)
Net unrealized appreciation (depreciation)	12,796,713	126,576,285	(57,217,209)	7,731,766

NET ASSETS	$324,526,921	$569,062,785	$779,739,392	$448,538,268

+ Including securities loaned at value	$8,849,895	$33,570	$22,448,634	$—
* Cost of investments in securities	$311,018,992	$436,609,096	$804,918,285	$403,740,859
*** Cost of short-term investments	$9,662,363	$4,755,513	$23,861,526	$15,998,677
***** Cost of foreign currencies	$13,592	$—	$112,659	$7,095,333
^ Premiums received on written options	$—	$—	$—	$20,250

See Accompanying Notes to Financial Statements

31

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING BlackRock Large Cap Growth Portfolio	ING Clarion Real Estate Portfolio	ING Franklin Income Portfolio	ING Franklin Mutual Shares Portfolio
Class ADV
Net assets	$7,643,485	$26,976,802	$17,230,785		$6,442,820
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$0.001	$0.001	$0.001		$0.001
Shares outstanding	817,654	1,175,829	1,804,993		850,105
Net asset value and redemption price per share	$9.35	$22.94	$9.55		$7.58
Class I
Net assets	$160,523,699	$69,268,838	$266,035,222		$256,397,538
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$0.001	$0.001	$0.001		$0.001
Shares outstanding	16,680,649	2,914,073	27,231,749		33,200,637
Net asset value and redemption price per share	$9.62	$23.77	$9.77		$7.72
Class S
Net assets	$150,372,322	$449,963,505	$487,479,675		$185,697,910
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$0.001	$0.001	$0.001		$0.001
Shares outstanding	15,710,701	18,977,589	50,179,683		24,104,356
Net asset value and redemption price per share	$9.57	$23.71	$9.71		$7.70
Class S2
Net assets	$5,987,415	$22,853,640	$8,993,710	$	n/a
Shares authorized	unlimited	unlimited	unlimited		n/a
Par value	$0.001	$0.001	$0.001	$	n/a
Shares outstanding	633,638	968,638	927,845		n/a
Net asset value and redemption price per share	$9.45	$23.59	$9.69	$	n/a

See Accompanying Notes to Financial Statements

32

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING JPMorgan Small Cap Core Equity Portfolio	ING Large Cap Growth Portfolio	ING Large Cap Value Portfolio	ING Limited Maturity Bond Portfolio
ASSETS:
Investments in securities at value+*	$383,538,391	$1,031,270,934	$313,316,624	$211,067,513
Short-term investments at value***	29,908,727	22,371,000	11,229,439	49,603,903
Cash	—	118	71,729	809
Cash collateral for futures	—	—	—	534,771
Foreign currencies at value*****	—	—	923,530	—
Receivables:
Investments securities sold	429,767	—	3,509,440	22,353,629
Fund shares sold	5,273,891	4,012,644	13,334	350,578
Dividends	576,370	876,585	757,224	218
Interest	234	—	—	953,201
Foreign tax reclaim	—	—	10,120	—
Reimbursement due from manager	—	79,479	27,881	—

Total assets	419,727,380	1,058,610,760	329,859,321	284,864,622

LIABILITIES:
Payable for investment securities purchased	1,028,766	3,505,878	2,133,568	24,564,882
Payable for fund shares redeemed	212,243	2,807,913	9,140	293,035
Payable upon receipt of securities loaned	19,543,021	—	9,897,839	46,000,903
Unrealized depreciation on OTC swap agreements	—	—	—	1,190,312
Payable to affiliates	358,057	668,593	215,280	94,423
Payable for trustee fees	—	5,251	1,588	—
Payable for cash collateral for futures	17,818	—	—	—
Other accrued expenses and liabilities	—	79,893	33,517	—

Total liabilities	21,159,905	7,067,528	12,290,932	72,143,555

NET ASSETS	$398,567,475	$1,051,543,232	$317,568,389	$212,721,067

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$381,062,501	$972,000,284	$367,943,568	$216,681,607
Undistributed net investment income	830,574	6,831,127	8,331,860	3,223,756
Accumulated net realized gain (loss)	(24,452,418)	11,398,536	(64,803,580)	(6,618,458)
Net unrealized appreciation (depreciation)	41,126,818	61,313,285	6,096,541	(565,838)

NET ASSETS	$398,567,475	$1,051,543,232	$317,568,389	$212,721,067

+ Including securities loaned at value	$18,987,084	$—	$9,618,253	$45,050,521
* Cost of investments in securities	$342,468,154	$969,957,649	$307,196,581	$210,356,699
*** Cost of short-term investments	$29,908,727	$22,371,000	$11,229,439	$49,603,903
***** Cost of foreign currencies	$—	$—	$947,133	$—

See Accompanying Notes to Financial Statements

33

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING JPMorgan Small Cap Core Equity Portfolio	ING Large Cap Growth Portfolio	ING Large Cap Value Portfolio		ING Limited Maturity Bond Portfolio
Class ADV
Net assets	$15,310,803	$70,713,804		$2,424,354		$24,671,354
Shares authorized	unlimited	unlimited		unlimited		unlimited
Par value	$0.001	$0.001		$0.001		$0.001
Shares outstanding	1,210,785	5,782,702		296,036		2,495,872
Net asset value and redemption price per share	$12.65	$12.23		$8.19		$9.88
Class I
Net assets	$74,782,274	$629,090,641		$248,161,332		$32,131,213
Shares authorized	unlimited	unlimited		unlimited		unlimited
Par value	$0.001	$0.001		$0.001		$0.001
Shares outstanding	5,743,179	49,474,486		30,038,832		3,180,067
Net asset value and redemption price per share	$13.02	$12.72		$8.26		$10.10
Class S
Net assets	$273,158,672	$338,683,492		$66,982,703		$155,918,500
Shares authorized	unlimited	unlimited		unlimited		unlimited
Par value	$0.001	$0.001		$0.001		$0.001
Shares outstanding	21,143,809	26,946,814		8,181,491		15,370,740
Net asset value and redemption price per share	$12.92	$12.57		$8.19		$10.14
Class S2
Net assets	$35,315,726	$13,055,295	$	n/a	$	n/a
Shares authorized	unlimited	unlimited		n/a		n/a
Par value	$0.001	$0.001	$	n/a		n/a
Shares outstanding	2,755,208	1,041,659		n/a		n/a
Net asset value and redemption price per share	$12.82	$12.53	$	n/a	$	n/a

See Accompanying Notes to Financial Statements

34

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING PIMCO High Yield Portfolio	ING Pioneer Fund Portfolio	ING Templeton Global Growth Portfolio	ING U.S. Stock Index Portfolio
ASSETS:
Investments in securities at value+*	$824,358,436	$81,289,348	$490,494,492	$3,861,593,286
Short-term investments at value***	122,272,145	238,795	5,834,135	145,817,075
Cash	4,613,298	3,095	9,045,473	11,704
Cash collateral for futures	—	—	—	6,271,680
Foreign currencies at value*****	134,766	—	335,043	—
Receivables:
Investments securities sold	247	—	13,301	612,718
Fund shares sold	5,460,391	50,254	—	6,938,444
Dividends	—	135,085	1,098,867	5,571,678
Interest	16,164,073	—	—	—
Foreign tax reclaim	—	—	179,105	—
Unrealized appreciation on forward foreign currency contracts	2,546,432	—	—	—
Upfront payments paid on OTC swap agreements	109,028	—	—	—
Unrealized appreciation on OTC swap agreements	2,086,482	—	—	—

Total assets	977,745,298	81,716,577	507,000,416	4,026,816,585

LIABILITIES:
Payable for investment securities purchased	45,022	—	15	37,940,986
Payable for fund shares redeemed	1,792,650	65,153	191,349	6,016,830
Payable upon receipt of securities loaned	47,379,027	—	5,834,135	15,865,975
Unrealized depreciation on forward foreign currency contracts	482,962	—	—	—
Upfront payments received on OTC swap agreements	1,738,584	—	—	—
Unrealized depreciation on OTC swap agreements	1,555,378	—	—	—
Variation margin payable on centrally cleared swaps	27,255	—	—	—
Payable to affiliates	531,231	61,430	437,818	855,685
Payable for derivatives collateral (Note 2)	1,417,000	—	—	—

Total liabilities	54,969,109	126,583	6,463,317	60,679,476

NET ASSETS	$922,776,189	$81,589,994	$500,537,099	$3,966,137,109

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$969,765,658	$84,301,407	$610,665,520	$3,457,361,602
Undistributed net investment income	4,790,172	145,791	10,422,131	8,201,788
Accumulated net realized gain (loss)	(76,692,188)	(11,659,770)	(28,775,846)	50,316,643
Net unrealized appreciation (depreciation)	24,912,547	8,802,566	(91,774,706)	450,257,076

NET ASSETS	$922,776,189	$81,589,994	$500,537,099	$3,966,137,109

+ Including securities loaned at value	$46,137,444	$—	$5,506,962	$15,492,920
* Cost of investments in securities	$802,626,817	$72,486,789	$582,255,722	$3,411,747,653
*** Cost of short-term investments	$122,268,738	$238,795	$5,834,135	$145,817,075
***** Cost of foreign currencies	$135,589	$—	$336,336	$—

See Accompanying Notes to Financial Statements

35

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING PIMCO High Yield Portfolio	ING Pioneer Fund Portfolio		ING Templeton Global Growth Portfolio	ING U.S. Stock Index Portfolio
Class ADV
Net assets	$50,704,225		$1,003,091	$717	$27,415,097
Shares authorized	unlimited		unlimited	unlimited	unlimited
Par value	$0.001		$0.001	$0.001	$0.001
Shares outstanding	5,107,662		95,897	69	2,678,601
Net asset value and redemption price per share	$9.93		$10.46	$10.32	$10.23
Class I
Net assets	$245,411,400		$29,838,739	$257,173,148	$3,855,695,674
Shares authorized	unlimited		unlimited	unlimited	unlimited
Par value	$0.001		$0.001	$0.001	$0.001
Shares outstanding	24,720,890		2,843,109	24,606,002	370,332,272
Net asset value and redemption price per share	$9.93		$10.50	$10.45	$10.41
Class S
Net assets	$624,366,905		$50,748,164	$239,463,097	$27,133,338
Shares authorized	unlimited		unlimited	unlimited	unlimited
Par value	$0.001		$0.001	$0.001	$0.001
Shares outstanding	62,905,287		4,828,500	22,840,191	2,618,382
Net asset value and redemption price per share	$9.93		$10.51	$10.48	$10.36
Class S2
Net assets	$2,293,659	$	n/a	$3,900,137	$55,893,000
Shares authorized	unlimited		n/a	unlimited	unlimited
Par value	$0.001	$	n/a	$0.001	$0.001
Shares outstanding	230,728		n/a	374,349	5,420,996
Net asset value and redemption price per share	$9.94	$	n/a	$10.42	$10.31

See Accompanying Notes to Financial Statements

36

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING BlackRock Large Cap Growth Portfolio	ING Clarion Real Estate Portfolio	ING Franklin Income Portfolio	ING Franklin Mutual Shares Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,353,289	$11,472,175	$14,119,864	$11,291,856
Interest	—	—	40,575,041	2,940,038
Securities lending income, net	24,414	35,588	375,816	—

Total investment income	5,377,703	11,507,763	55,070,721	14,231,894

EXPENSES:
Investment management fees	—	3,820,475	5,148,921	—
Unified fees	2,821,189	—	—	3,775,591
Distribution and service fees:
Class ADV	51,324	149,301	99,925	40,620
Class S	410,231	1,142,806	1,249,059	499,787
Class S2	30,503	109,741	45,258	—
Transfer agent fees	—	2,345	1,181	—
Administrative service fees	—	277,674	816,479	—
Shareholder reporting expense	—	35,153	67,140	—
Professional fees	—	26,161	68,364	—
Custody and accounting expense	—	31,113	113,913	—
Miscellaneous expense	—	15,494	29,392	4,028
Trustee fees and expenses	16,150	18,927	24,210	22,686
Interest expense	1,313	103	250	40

Total expenses	3,330,710	5,629,293	7,664,092	4,342,752
Net waived and reimbursed fees	(39,980)	(789,449)	(29,037)	(8,124)
Brokerage commission recapture	—	(140)	(3,125)	—

Net expenses	3,290,730	4,839,704	7,631,930	4,334,628

Net investment income	2,086,973	6,668,059	47,438,791	9,897,266

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	18,053,914	75,639,201	17,957,897	2,603,555
Foreign currency related transactions	—	—	9,134	(6,472,017)
Written options	—	—	—	16,735

Net realized gain (loss)	18,053,914	75,639,201	17,967,031	(3,851,727)

Net change in unrealized appreciation (depreciation) on:
Investments	(29,471,883)	(32,304,005)	(47,489,831)	(13,892,941)
Foreign currency related transactions	(67)	—	(23,908)	4,397,421
Written options	—	—	—	(7,950)

Net change in unrealized appreciation (depreciation)	(29,471,950)	(32,304,005)	(47,513,739)	(9,503,470)

Net realized and unrealized gain (loss)	(11,418,036)	43,335,196	(29,546,708)	(13,355,197)

Increase (decrease) in net assets resulting from operations	$(9,331,063)	$50,003,255	$17,892,083	$(3,457,931)

* Foreign taxes withheld	$78,878	$16,783	$212,401	$351,625

See Accompanying Notes to Financial Statements

37

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING JPMorgan Small Cap Core Equity Portfolio	ING Large Cap Growth Portfolio	ING Large Cap Value Portfolio	ING Limited Maturity Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,902,616	$13,175,017	$10,291,506	$8,412
Interest	1,728	8	3	4,612,717
Securities lending income, net	341,394	2,789	259,151	35,766

Total investment income	5,245,738	13,177,814	10,550,660	4,656,895

EXPENSES:
Investment management fees	—	4,933,426	1,890,472	—
Unified fees	3,506,783	—	—	635,133
Distribution and service fees:
Class ADV	88,618	281,918	15,579	127,833
Class S	676,489	689,802	148,059	421,754
Class S2	183,022	31,538	—	—
Transfer agent fees	—	1,621	454	—
Administrative service fees	—	896,977	290,878	—
Shareholder reporting expense	—	98,566	40,360	—
Professional fees	—	104,144	29,340	—
Custody and accounting expense	—	107,431	38,104	—
Miscellaneous expense	—	27,674	17,873	—
Merger expense	—	—	7,014	—
Trustee fees and expenses	18,155	22,861	9,020	11,164
Interest expense	—	21	167	328

Total expenses	4,473,067	7,195,979	2,487,320	1,196,212
Net waived and reimbursed fees	(54,328)	(867,545)	(317,512)	(25,567)
Brokerage commission recapture	—	—	(1,324)	—

Net expenses	4,418,739	6,328,434	2,168,484	1,170,645

Net investment income	826,999	6,849,380	8,382,176	3,486,250

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	22,271,218	12,019,798	17,931,638	4,019,420
Foreign currency related transactions	—	(315)	6,009	—
Futures	(325,068)	—	—	(1,520,332)
Swaps	—	—	—	(279,555)

Net realized gain	21,946,150	12,019,483	17,937,647	2,219,533

Net change in unrealized appreciation (depreciation) on:
Investments	(25,885,347)	4,589,847	(13,181,541)	(1,266,889)
Foreign currency related transactions	—	—	(23,502)	—
Futures	4,864	—	—	(549,249)
Swaps	—	—	—	(1,048,764)

Net change in unrealized appreciation (depreciation)	(25,880,483)	4,589,847	(13,205,043)	(2,864,902)

Net realized and unrealized gain (loss)	(3,934,333)	16,609,330	4,732,604	(645,369)

Increase (decrease) in net assets resulting from operations	$(3,107,334)	$23,458,710	$13,114,780	$2,840,881

* Foreign taxes withheld	$695	$7,176	$97,116	$—

See Accompanying Notes to Financial Statements

38

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING PIMCO High Yield Portfolio	ING Pioneer Fund Portfolio	ING Templeton Global Growth Portfolio	ING U.S. Stock Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$83,455	$1,995,682	$16,249,625	$76,853,074
Interest	68,374,797	—	1,939	33
Securities lending income, net	141,693	—	600,447	366,524

Total investment income	68,599,945	1,995,682	16,852,011	77,219,631

EXPENSES:
Unified fees	4,340,266	653,857	5,058,060	9,552,655
Distribution and service fees:
Class ADV	295,044	7,428	6	130,659
Class S	1,584,305	141,317	709,301	65,599
Class S2	6,054	—	22,458	202,963
Trustee fees and expenses	41,591	4,175	27,064	174,656
Interest expense	3,182	595	1,062	969

Total expenses	6,270,442	807,372	5,817,951	10,127,501
Net waived and reimbursed fees	(60,220)	(1,486)	(4,492)	(81,543)
Brokerage commission recapture	—	(3,424)	(14,878)	—

Net expenses	6,210,222	802,462	5,798,581	10,045,958

Net investment income	62,389,723	1,193,220	11,053,430	67,173,673

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	16,657,474	(20,368)	54,407,871	113,422,860
Foreign currency related transactions	784,747	(9,819)	(68,258)	—
Futures	—	—	—	4,319,102
Swaps	2,015,289	—	—	—

Net realized gain (loss)	19,457,510	(30,187)	54,339,613	117,741,962

Net change in unrealized appreciation (depreciation) on:
Investments	(39,287,607)	(5,191,848)	(94,591,411)	(105,096,516)
Foreign currency related transactions	963,296	(653)	(44,272)	—
Futures	—	—	—	164,513
Swaps	(2,668,785)	—	—	—

Net change in unrealized appreciation (depreciation)	(40,993,096)	(5,192,501)	(94,635,683)	(104,932,003)

Net realized and unrealized gain (loss)	(21,535,586)	(5,222,688)	(40,296,070)	12,809,959

Increase (decrease) in net assets resulting from operations	$40,854,137	$(4,029,468)	$(29,242,640)	$79,983,632

* Foreign taxes withheld	$—	$20,671	$1,115,803	$5,445

See Accompanying Notes to Financial Statements

39

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Large Cap Growth Portfolio		ING Clarion Real Estate Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$2,086,973	$1,757,045	$6,668,059	$7,471,327
Net realized gain	18,053,914	29,538,705	75,639,201	84,245,156
Net change in unrealized appreciation (depreciation)	(29,471,950)	7,508,578	(32,304,005)	30,799,302

Increase (decrease) in net assets resulting from operations	(9,331,063)	38,804,328	50,003,255	122,515,785

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(18,107)	(772)	(310,080)	(125,823)
Class I	(1,027,508)	(784,136)	(1,026,754)	(1,770,221)
Class S	(697,298)	(387,850)	(5,893,092)	(14,439,641)
Class S2	(19,422)	(6,889)	(254,789)	(646,490)

Total distributions	(1,762,335)	(1,179,647)	(7,484,715)	(16,982,175)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	82,538,013	46,183,135	84,102,287	60,967,850
Reinvestment of distributions	1,762,335	1,179,647	7,484,715	16,982,175

	84,300,348	47,362,782	91,587,002	77,950,025
Cost of shares redeemed	(78,676,992)	(73,993,412)	(111,746,176)	(97,926,435)

Net increase (decrease) in net assets resulting from capital share transactions	5,623,356	(26,630,630)	(20,159,174)	(19,976,410)

Net increase (decrease) in net assets	(5,470,042)	10,994,051	22,359,366	85,557,200

NET ASSETS:
Beginning of year or period	329,996,963	319,002,912	546,703,419	461,146,219

End of year or period	324,526,921	329,996,963	569,062,785	546,703,419

Undistributed net investment income at end of year or period	$2,083,055	$1,758,417	$6,655,259	$7,471,915

See Accompanying Notes to Financial Statements

40

STATEMENTS OF CHANGES IN NET ASSETS

	ING Franklin Income Portfolio		ING Franklin Mutual Shares Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$47,438,791	$43,050,089	$9,897,266	$14,358,966
Net realized gain (loss)	17,967,031	12,444,907	(3,851,727)	4,915,302
Net change in unrealized appreciation (depreciation)	(47,513,739)	39,723,221	(9,503,470)	34,570,491

Increase (decrease) in net assets resulting from operations	17,892,083	95,218,217	(3,457,931)	53,844,759

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(814,083)	(112,964)	(212,846)	(7,479)
Class I	(17,128,305)	(16,067,843)	(10,359,262)	(1,778,481)
Class S	(28,020,031)	(24,449,479)	(6,803,272)	(863,481)
Class S2	(498,580)	(386,467)	—	—

Total distributions	(46,460,999)	(41,016,753)	(17,375,380)	(2,649,441)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	85,255,510	71,749,681	20,551,743	35,231,202
Reinvestment of distributions	46,460,999	41,016,753	17,375,380	2,649,441

	131,716,509	112,766,434	37,927,123	37,880,643
Cost of shares redeemed	(129,371,787)	(140,888,721)	(74,788,460)	(69,034,426)

Net increase (decrease) in net assets resulting from capital share transactions	2,344,722	(28,122,287)	(36,861,337)	(31,153,783)

Net increase (decrease) in net assets	(26,224,194)	26,079,177	(57,694,648)	20,041,535

NET ASSETS:
Beginning of year or period	805,963,586	779,884,409	506,232,916	486,191,381

End of year or period	779,739,392	805,963,586	448,538,268	506,232,916

Undistributed net investment income at end of year or period	$47,462,437	$46,455,360	$4,645,736	$18,902,231

See Accompanying Notes to Financial Statements

41

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan Small Cap Core Equity Portfolio		ING Large Cap Growth Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$826,999	$1,736,256	$6,849,380	$2,462,210
Net realized gain	21,946,150	11,590,610	12,019,483	63,725,863
Net change in unrealized appreciation (depreciation)	(25,880,483)	67,727,043	4,589,847	(10,697,604)

Increase (decrease) in net assets resulting from operations	(3,107,334)	81,053,909	23,458,710	55,490,469

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(46,477)	(10,739)	(110,134)	(10,633)
Class I	(455,502)	(349,094)	(1,751,998)	(1,158,628)
Class S	(942,486)	(622,810)	(583,507)	(377,920)
Class S2	(72,639)	(39,312)	(18,160)	(267)
Net realized gains:
Class ADV	—	—	(2,649,275)	—
Class I	—	—	(37,144,055)	—
Class S	—	—	(18,378,358)	—
Class S2	—	—	(458,233)	—

Total distributions	(1,517,104)	(1,021,955)	(61,093,720)	(1,547,448)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	94,716,165	121,248,937	322,721,861	93,747,734
Proceeds from shares issued in merger (Note 11)	—	—	399,056,292	—
Reinvestment of distributions	1,517,104	1,021,955	61,093,720	1,547,448

	96,233,269	122,270,892	782,871,873	95,295,182
Cost of shares redeemed	(118,051,199)	(62,913,753)	(133,624,134)	(88,630,119)

Net increase (decrease) in net assets resulting from capital share transactions	(21,817,930)	59,357,139	649,247,739	6,665,063

Net increase (decrease) in net assets	(26,442,368)	139,389,093	611,612,729	60,608,084

NET ASSETS:
Beginning of year or period	425,009,843	285,620,750	439,930,503	379,322,419

End of year or period	398,567,475	425,009,843	1,051,543,232	439,930,503

Undistributed net investment income at end of year or period	$830,574	$1,512,310	$6,831,127	$2,461,434

See Accompanying Notes to Financial Statements

42

STATEMENTS OF CHANGES IN NET ASSETS

	ING Large Cap Value Portfolio		ING Limited Maturity Bond Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$8,382,176	$3,012,425	$3,486,250	$7,411,177
Net realized gain	17,937,647	752,096	2,219,533	3,680,661
Net change in unrealized appreciation (depreciation)	(13,205,043)	19,914,896	(2,864,902)	(1,063,040)

Increase in net assets resulting from operations	13,114,780	23,679,417	2,840,881	10,028,798

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(23,622)	(16)	(591,846)	(45,473)
Class I	(2,318,590)	(3,391,333)	(1,584,478)	(6,577,039)
Class S	(642,498)	(65)	(5,276,625)	(6,943,808)

Total distributions	(2,984,710)	(3,391,414)	(7,452,949)	(13,566,320)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	49,740,919	4,430,306	42,890,770	126,970,145
Proceeds from shares issued in merger (Note 11)	158,094,522	—	—	—
Reinvestment of distributions	2,984,710	3,391,398	7,452,949	13,566,320

	210,820,151	7,821,704	50,343,719	140,536,465
Cost of shares redeemed	(46,368,239)	(14,496,288)	(81,655,040)	(198,353,684)

Net increase (decrease) in net assets resulting from capital share transactions	164,451,912	(6,674,584)	(31,311,321)	(57,817,219)

Net increase (decrease) in net assets	174,581,982	13,613,419	(35,923,389)	(61,354,741)

NET ASSETS:
Beginning of year or period	142,986,407	129,372,988	248,644,456	309,999,197

End of year or period	317,568,389	142,986,407	212,721,067	248,644,456

Undistributed net investment income at end of year or period	$8,331,860	$2,981,265	$3,223,756	$7,426,905

See Accompanying Notes to Financial Statements

43

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO High Yield Portfolio		ING Pioneer Fund Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$62,389,723	$49,431,069	$1,193,220	$1,007,538
Net realized gain (loss)	19,457,510	25,024,262	(30,187)	2,143,411
Net change in unrealized appreciation (depreciation)	(40,993,096)	21,001,970	(5,192,501)	9,521,289

Increase (decrease) in net assets resulting from operations	40,854,137	95,457,301	(4,029,468)	12,672,238

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2,725,268)	(684,672)	(11,460)	(5,227)
Class I	(15,951,085)	(13,219,158)	(511,243)	(404,143)
Class S	(45,650,363)	(40,340,031)	(736,030)	(599,617)
Class S2	(89,720)	(215)	—	—

Total distributions	(64,416,436)	(54,244,076)	(1,258,733)	(1,008,987)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	316,175,138	419,763,161	10,069,094	14,881,130
Reinvestment of distributions	64,396,792	54,244,020	1,258,733	1,008,987

	380,571,930	474,007,181	11,327,827	15,890,117
Cost of shares redeemed	(359,669,188)	(119,469,074)	(21,656,165)	(14,372,252)

Net increase (decrease) in net assets resulting from capital share transactions	20,902,742	354,538,107	(10,328,338)	1,517,865

Net increase (decrease) in net assets	(2,659,557)	395,751,332	(15,616,539)	13,181,116

NET ASSETS:
Beginning of year or period	925,435,746	529,684,414	97,206,533	84,025,417

End of year or period	922,776,189	925,435,746	81,589,994	97,206,533

Undistributed net investment income at end of year or period	$4,790,172	$1,783,967	$145,791	$221,123

See Accompanying Notes to Financial Statements

44

STATEMENTS OF CHANGES IN NET ASSETS

	ING Templeton Global Growth Portfolio		ING U.S. Stock Index Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$11,053,430	$8,907,028	$67,173,673	$64,922,913
Net realized gain	54,339,613	6,150,856	117,741,962	113,277,546
Net change in unrealized appreciation (depreciation)	(94,635,683)	28,131,199	(104,932,003)	327,551,002

Increase (decrease) in net assets resulting from operations	(29,242,640)	43,189,083	79,983,632	505,751,461

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(9)	(9)	(411,800)	(119,240)
Class I	(4,981,843)	(5,119,746)	(71,786,121)	(54,309,046)
Class S	(4,355,652)	(4,378,354)	(475,991)	(310,993)
Class S2	(61,803)	(64,119)	(860,277)	(351,089)
Net realized gains:
Class ADV	—	—	(816,066)	—
Class I	—	—	(160,899,768)	—
Class S	—	—	(1,219,394)	—
Class S2	—	—	(1,846,928)	—

Total distributions	(9,399,307)	(9,562,228)	(238,316,345)	(55,090,368)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	55,550,357	39,174,573	1,349,311,907	1,090,864,203
Reinvestment of distributions	9,399,298	9,562,219	238,316,345	55,090,368

	64,949,655	48,736,792	1,587,628,252	1,145,954,571
Cost of shares redeemed	(121,553,382)	(92,448,473)	(1,176,150,392)	(1,411,163,486)

Net increase (decrease) in net assets resulting from capital share transactions	(56,603,727)	(43,711,681)	411,477,860	(265,208,915)

Net increase (decrease) in net assets	(95,245,674)	(10,084,826)	253,145,147	185,452,178

NET ASSETS:
Beginning of year or period	595,782,773	605,867,599	3,712,991,962	3,527,539,784

End of year or period	500,537,099	595,782,773	3,966,137,109	3,712,991,962

Undistributed net investment income at end of year or period	$10,422,131	$9,391,510	$8,201,788	$14,421,560

See Accompanying Notes to Financial Statements

45

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expense net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING BlackRock Large Cap Growth Portfolio
Class ADV
12-31-11	9.55	0.00	*	(0.18)	(0.18)	0.02		—	—	0.02		—	9.35	(1.87)	1.56	1.41		1.41		0.17		7,643	156
12-31-10	8.45	0.00	*	1.10	1.10	0.00	*	—	—	0.00	*	—	9.55	13.04	1.56	1.41	†	1.41	†	0.13	†	5,695	200
12-31-09	6.52	(0.00	)*	1.93	1.93	—		—	—	—		—	8.45	29.60	1.56	1.36	†	1.36	†	(0.05	)†	3,849	231
12-31-08	12.15	(0.01)		(4.44)	(4.45)	—		1.18	—	1.18		—	6.52	(39.24)	1.56	1.26	†	1.26	†	(0.13	)†	2,962	156
12-31-07	11.42	(0.04)		0.77	0.73	—		—	—	—		—	12.15	6.39	1.55	1.29		1.29		(0.33)		5,943	195
Class I
12-31-11	9.80	0.07		(0.19)	(0.12)	0.06		—	—	0.06		—	9.62	(1.30)	0.81	0.81		0.81		0.71		160,524	156
12-31-10	8.67	0.06		1.11	1.17	0.04		—	—	0.04		—	9.80	13.60	0.81	0.81	†	0.81	†	0.68	†	172,451	200
12-31-09	6.68	0.04		1.99	2.03	0.04		—	—	0.04		—	8.67	30.58	0.81	0.76	†	0.76	†	0.55	†	167,466	231
12-31-08	12.38	0.05		(4.55)	(4.50)	0.02		1.18	—	1.20		—	6.68	(68.94)	0.81	0.66	†	0.66	†	0.48	†	137,725	156
12-31-07	11.56	0.02		0.80	0.82	—		—	—	—		—	12.38	7.09	0.80	0.66		0.66		0.27		264,011	195
Class S
12-31-11	9.76	0.04		(0.19)	(0.15)	0.04		—	—	0.04		—	9.57	(1.58)	1.06	1.04		1.04		0.48		150,372	156
12-31-10	8.63	0.04		1.11	1.15	0.02		—	—	0.02		—	9.76	13.42	1.06	1.04	†	1.04	†	0.44	†	146,392	200
12-31-09	6.65	0.02		1.98	2.00	0.02		—	—	0.02		—	8.63	30.20	1.06	1.01	†	1.01	†	0.31	†	143,730	231
12-31-08	12.33	0.02		(4.52)	(4.50)	—		1.18	—	1.18		—	6.65	(39.06)	1.06	0.91	†	0.91	†	0.25	†	104,114	156
12-31-07	11.55	0.00		0.78	0.78	—		—	—	—		—	12.33	6.75	1.05	0.94		0.94		0.02		165,538	195
Class S2
12-31-11	9.64	0.03		(0.19)	(0.16)	0.03		—	—	0.03		—	9.45	(1.68)	1.31	1.21		1.21		0.35		5,987	156
12-31-10	8.53	0.02		1.10	1.12	0.01		—	—	0.01		—	9.64	13.21	1.31	1.21	†	1.21	†	0.32	†	5,459	200
12-31-09	6.56	0.01		1.96	1.97	—		—	—	—		—	8.53	30.03	1.31	1.16	†	1.16	†	0.02	†	3,957	231
12-31-08	12.21	0.01		(4.48)	(4.47)	—		1.18	—	1.18		—	6.56	(39.21)	1.31	1.06	†	1.06	†	0.06	†	3,174	156
12-31-07	11.45	(0.01)		0.77	0.76	—		—	—	—		—	12.21	6.64	1.30	1.06		1.06		(0.14)		8,280	195

ING Clarion Real Estate Portfolio
Class ADV
12-31-11	21.32	0.34	•	1.61	1.95	0.33		—	—	0.33		—	22.94	9.09	1.47	1.19		1.19		1.53		26,977	33
12-31-10	17.34	0.27	•	4.40	4.67	0.69		—	—	0.69		—	21.32	27.57	1.40	1.21	†	1.21	†	1.37	†	11,045	49
12-31-09	13.77	0.37	•	4.07	4.44	0.52		0.35	—	0.87		—	17.34	35.38	1.41	1.23	†	1.23	†	2.79	†	1,391	91
12-31-08	28.02	0.47	•	(9.82)	(9.35)	0.32		4.58	—	4.90		—	13.77	(38.73)	1.40	1.24	†	1.24	†	2.08	†	931	53
12-31-07	38.58	0.42		(6.66)	(6.24)	0.45		3.87	—	4.32		—	28.02	(18.02)	1.39	1.24		1.24		1.23		848	40
Class I
12-31-11	21.97	0.47	•	1.68	2.15	0.35		—	—	0.35		—	23.77	9.76	0.72	0.59		0.59		2.02		69,269	33
12-31-10	17.78	0.35	•	4.56	4.91	0.72		—	—	0.72		—	21.97	28.28	0.65	0.61	†	0.61	†	1.75	†	56,759	49
12-31-09	14.13	0.46	•	4.17	4.63	0.63		0.35	—	0.98		—	17.78	36.29	0.66	0.63	†	0.63	†	3.59	†	44,956	91
12-31-08	28.55	0.58	•	(10.01)	(9.43)	0.41		4.58	—	4.99		—	14.13	(38.36)	0.65	0.64	†	0.64	†	2.58	†	370,871	53
12-31-07	39.06	0.72		(6.85)	(6.13)	0.51		3.87	—	4.38		—	28.55	(17.52)	0.64	0.64		0.64		2.05		337,942	40

See Accompanying Notes to Financial Statements

46

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Clarion Real Estate Portfolio (Continued)
Class S
12-31-11	21.92	0.40	•	1.69	2.09	0.30	—	—	0.30	—	23.71	9.50	0.97	0.84		0.84		1.74		449,964	33
12-31-10	17.75	0.29	•	4.57	4.86	0.69	—	—	0.69	—	21.92	27.98	0.90	0.86	†	0.86	†	1.48	†	457,721	49
12-31-09	14.08	0.46		4.13	4.59	0.57	0.35	—	0.92	—	17.75	35.89	0.91	0.88	†	0.88	†	3.14	†	395,965	91
12-31-08	28.41	0.52	•	(9.97)	(9.45)	0.30	4.58	—	4.88	—	14.08	(38.51)	0.90	0.89	†	0.89	†	2.17	†	324,906	53
12-31-07	38.89	0.44		(6.64)	(6.20)	0.41	3.87	—	4.28	—	28.41	(17.74)	0.89	0.89		0.89		1.22		644,502	40
Class S2
12-31-11	21.82	0.37	•	1.67	2.04	0.27	—	—	0.27	—	23.59	9.31	1.22	0.99		0.99		1.61		22,854	33
12-31-10	17.68	0.26	•	4.54	4.80	0.66	—	—	0.66	—	21.82	27.75	1.15	1.01	†	1.01	†	1.33	†	21,179	49
12-31-09	14.01	0.40	•	4.16	4.56	0.54	0.35	—	0.89	—	17.68	35.70	1.16	1.03	†	1.03	†	3.00	†	18,835	91
12-31-08	28.28	0.48	•	(9.92)	(9.44)	0.25	4.58	—	4.83	—	14.01	(38.60)	1.15	1.04	†	1.04	†	2.03	†	15,855	53
12-31-07	38.74	0.41		(6.63)	(6.22)	0.37	3.87	—	4.24	—	28.28	(17.85)	1.14	1.04		1.04		1.16		30,577	40

ING Franklin Income Portfolio
Class ADV
12-31-11	9.91	0.53	•	(0.31)	0.22	0.58	—	—	0.58	—	9.55	2.06	1.52	1.37		1.37		5.42		17,231	25
12-31-10	9.33	0.48	•	0.64	1.12	0.54	—	—	0.54	—	9.91	12.51	1.53	1.36	†	1.36	†	5.12	†	7,830	48
12-31-09	7.58	0.46	•	1.81	2.27	0.52	—	—	0.52	—	9.33	31.13	1.55	1.34		1.34		5.64		1	48
12-31-08	11.12	0.63		(3.85)	(3.22)	0.24	0.08	—	0.32	—	7.58	(29.64)	1.53	1.34		1.34		6.48		1	38
12-31-07	11.02	0.55		(0.31)	0.24	0.12	0.02	—	0.14	—	11.12	2.17	1.53	1.34		1.34		5.03		1	30
Class I
12-31-11	10.08	0.60	•	(0.32)	0.28	0.59	—	—	0.59	—	9.77	2.63	0.77	0.77		0.77		5.97		266,035	25
12-31-10	9.42	0.55	•	0.65	1.20	0.54	—	—	0.54	—	10.08	13.25	0.78	0.76	†	0.76	†	5.70	†	308,236	48
12-31-09	7.67	0.53	•	1.82	2.35	0.60	—	—	0.60	—	9.42	32.03	0.80	0.74		0.74		6.32		306,057	48
12-31-08	11.23	0.69	•	(3.85)	(3.16)	0.32	0.08	—	0.40	—	7.67	(28.92)	0.78	0.74		0.74		7.17		252,264	38
12-31-07	11.05	0.67	•	(0.35)	0.32	0.12	0.02	—	0.14	—	11.23	2.89	0.78	0.74		0.74		5.90		197,597	30
Class S
12-31-11	10.03	0.57	•	(0.32)	0.25	0.57	—	—	0.57	—	9.71	2.31	1.02	1.02		1.02		5.73		487,480	25
12-31-10	9.38	0.52	•	0.65	1.17	0.52	—	—	0.52	—	10.03	12.97	1.03	1.01	†	1.01	†	5.45	†	480,911	48
12-31-09	7.65	0.50	•	1.81	2.31	0.58	—	—	0.58	—	9.38	31.51	1.05	0.99		0.99		6.06		466	48
12-31-08	11.19	0.66	•	(3.82)	(3.16)	0.30	0.08	—	0.38	—	7.65	(28.98)	1.03	0.99		0.99		6.81		310,156	38
12-31-07	11.03	0.62	•	(0.32)	0.30	0.12	0.02	—	0.14	—	11.19	2.66	1.03	0.99		0.99		5.44		372,497	30
Class S2
12-31-11	10.01	0.54		(0.30)	0.24	0.56	—	—	0.56	—	9.69	2.20	1.27	1.17		1.17		5.58		8,994	25
12-31-10	9.36	0.49		0.66	1.15	0.50	—	—	0.50	—	10.01	12.80	1.28	1.16	†	1.16	†	5.30	†	8,986	48
12-31-09	7.63	0.45		1.84	2.29	0.56	—	—	0.56	—	9.36	31.27	1.30	1.14		1.14		5.90		7,860	48
12-31-08	11.17	0.72		(3.89)	(3.17)	0.29	0.08	—	0.37	—	7.63	(29.11)	1.28	1.14		1.14		6.57		5,878	38
12-31-07	11.02	0.60	•	(0.31)	0.29	0.12	0.02	—	0.14	—	11.17	2.56	1.28	1.14		1.14		5.32		9,017	30

See Accompanying Notes to Financial Statements

47

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Franklin Mutual Shares Portfolio
Class ADV
12-31-11	7.95	0.12	•	(0.20)	(0.08)	0.29		—		—	0.29		—	7.58	(1.20)	1.53	1.38		1.38		1.55		6,443	32
12-31-10	7.20	0.18	•	0.62	0.80	0.05		—		—	0.05		—	7.95	11.15	1.53	1.38		1.38		2.46		3,717	34
12-31-09	5.73	0.06		1.42	1.48	0.01		—		—	0.01		—	7.20	25.82	1.54	1.39		1.39		1.07		1	57
12-31-08	9.63	0.10		(3.77)	(3.67)	0.22		0.01		—	0.23		—	5.73	(38.07)	1.53	1.38		1.38		1.25		1	43
04-30-07(5) - 12-31-07	10.00	0.07	•	(0.44)	(0.37)	—		0.00	*	—	0.00	*	—	9.63	(3.67)	1.53	1.38		1.38		0.98		1	17
Class I
12-31-11	8.06	0.17	•	(0.21)	(0.04)	0.30		—		—	0.30		—	7.72	(0.68)	0.78	0.78		0.78		2.16		256,398	32
12-31-10	7.25	0.23	•	0.63	0.86	0.05		—		—	0.05		—	8.06	11.91	0.78	0.78		0.78		3.08		292,796	34
12-31-09	5.73	0.12		1.41	1.53	0.01		—		—	0.01		—	7.25	26.70	0.79	0.79		0.79		1.88		290,087	57
12-31-08	9.67	0.15	•	(3.79)	(3.64)	0.29		0.01		—	0.30		—	5.73	(37.61)	0.78	0.78		0.78		1.88		229,057	43
04-30-07(5) - 12-31-07	10.00	0.10	•	(0.42)	(0.32)	0.01		—		—	0.01		—	9.67	(3.19)	0.78	0.78		0.78		1.48		175,811	17
Class S
12-31-11	8.04	0.15	•	(0.21)	(0.06)	0.28		—		—	0.28		—	7.70	(0.93)	1.03	1.03		1.03		1.91		185,698	32
12-31-10	7.24	0.21	•	0.62	0.83	0.03		—		—	0.03		—	8.04	11.54	1.03	1.03		1.03		2.84		209,719	34
12-31-09	5.73	0.10		1.42	1.52	0.01		—		—	0.01		—	7.24	26.52	1.04	1.04		1.04		1.63		196,104	57
12-31-08	9.66	0.13		(3.78)	(3.65)	0.27		0.01		—	0.28		—	5.73	(37.77)	1.03	1.03		1.03		1.64		153,125	43
04-30-07(5) - 12-31-07	10.00	0.05	•	(0.39)	(0.34)	—		0.00	*	—	0.00	*	—	9.66	(3.37)	1.03	1.03		1.03		0.81		217,507	17

ING JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-11	12.90	0.00	*•	(0.20)	(0.20)	0.05		—		—	0.05		—	12.65	(1.60)	1.63	1.48		1.48		0.01		15,311	42
12-31-10	10.24	0.03	•	2.65	2.68	0.02		—		—	0.02		—	12.90	26.27	1.63	1.48	†	1.48	†	0.29	†	7,587	42
12-31-09	8.29	(0.00	)*	2.17	2.17	0.01		0.21		—	0.22		—	10.24	26.74	1.64	1.48	†	1.48	†	0.07	†	2,523	46
12-31-08	13.09	0.02		(3.72)	(3.70)	0.00	*	1.10		—	1.10		—	8.29	(30.14)	1.63	1.46	†	1.46	†	0.15	†	1,619	62
12-31-07	14.10	0.03	•	(0.23)	(0.20)	0.02		0.79		—	0.81		—	13.09	(2.09)	1.63	1.45		1.45		0.23		2,602	47
Class I
12-31-11	13.23	0.08		(0.22)	(0.14)	0.07		—		—	0.07		—	13.02	(1.07)	0.88	0.88		0.88		0.51		74,782	42
12-31-10	10.46	0.08		2.74	2.82	0.05		—		—	0.05		—	13.23	27.07	0.88	0.88	†	0.88	†	0.68	†	87,387	42
12-31-09	8.46	0.05	•	2.23	2.28	0.07		0.21		—	0.28		—	10.46	27.59	0.89	0.88	†	0.88	†	0.59	†	75,550	46
12-31-08	13.36	0.06		(3.77)	(3.71)	0.09		1.10		—	1.19		—	8.46	(29.74)	0.88	0.86	†	0.86	†	0.77	†	113,694	62
12-31-07	14.33	0.12		(0.25)	(0.13)	0.05		0.79		—	0.84		—	13.36	(1.56)	0.88	0.85		0.85		0.81		117,034	47
Class S
12-31-11	13.14	0.04		(0.21)	(0.17)	0.05		—		—	0.05		—	12.92	(1.34)	1.13	1.13		1.13		0.27		273,159	42
12-31-10	10.40	0.04		2.73	2.77	0.03		—		—	0.03		—	13.14	26.72	1.13	1.13	†	1.13	†	0.50	†	291,400	42
12-31-09	8.40	0.04		2.21	2.25	0.04		0.21		—	0.25		—	10.40	27.34	1.14	1.13	†	1.13	†	0.41	†	173,314	46
12-31-08	13.27	0.07		(3.79)	(3.72)	0.05		1.10		—	1.15		—	8.40	(29.95)	1.13	1.11	†	1.11	†	0.49	†	138,139	62
12-31-07	14.23	0.08		(0.23)	(0.15)	0.02		0.79		—	0.81		—	13.27	(1.69)	1.13	1.10		1.10		0.56		251,078	47

See Accompanying Notes to Financial Statements

48

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING JPMorgan Small Cap Core Equity Portfolio (Continued)
Class S2
12-31-11	13.03	0.02		(0.20)	(0.18)	0.03		—	—	0.03	—	12.82	(1.43)	1.38	1.28		1.28		0.12		35,316	42
12-31-10	10.31	0.04		2.69	2.73	0.01		—	—	0.01	—	13.03	26.53	1.38	1.28	†	1.28	†	0.28	†	38,636	42
12-31-09	8.33	0.03		2.18	2.21	0.02		0.21	—	0.23	—	10.31	27.06	1.39	1.28	†	1.28	†	0.25	†	34,234	46
12-31-08	13.16	0.05		(3.75)	(3.70)	0.03		1.10	—	1.13	—	8.33	(30.03)	1.38	1.26	†	1.26	†	0.34	†	30,011	62
12-31-07	14.13	0.06		(0.24)	(0.18)	—		0.79	—	0.79	—	13.16	(1.90)	1.38	1.25		1.25		0.41		50,954	47

ING Large Cap Growth Portfolio
Class ADV
12-31-11	12.86	0.05	•	0.24	0.29	0.04		—	0.88	0.92	—	12.23	1.88	1.44	1.20		1.20		0.37		70,714	77
12-31-10	11.34	0.04	•	1.53	1.57	0.05		—	—	0.05	—	12.86	13.91	1.37	1.20	†	1.20	†	0.32	†	8,618	134
12-31-09	8.01	0.02		3.31	3.33	—		—	—	—	—	11.34	41.57	1.36	1.20	†	1.20	†	0.17	†	1	19
12-31-08	12.65	0.03		(3.32)	(3.29)	—		1.35	—	1.35	—	8.01	(27.86)	1.35	1.20	†	1.19	†	0.33	†	1	46
12-31-07	11.52	(0.03	)•	1.31	1.28	0.04		0.11	—	0.15	—	12.65	11.09	1.35	1.20		1.19		(0.20)		1	30
Class I
12-31-11	13.27	0.12	•	0.25	0.37	0.04		—	0.88	0.92	—	12.72	2.48	0.69	0.60		0.60		0.92		629,091	77
12-31-10	11.63	0.09		1.60	1.69	0.05		—	—	0.05	—	13.27	14.59	0.62	0.60	†	0.60	†	0.69	†	299,170	134
12-31-09	8.19	0.07	•	3.42	3.49	0.05		—	—	0.05	—	11.63	42.73	0.61	0.60	†	0.60	†	0.68	†	282,862	19
12-31-08	12.88	0.10		(3.38)	(3.28)	0.06		1.35	—	1.41	—	8.19	(27.34)	0.60	0.60	†	0.59	†	0.89	†	120,012	46
12-31-07	11.64	0.05	•	1.34	1.39	0.04		0.11	—	0.15	—	12.88	11.92	0.60	0.60		0.59		0.41		186,021	30
Class S
12-31-11	13.14	0.09	•	0.25	0.34	0.03		—	0.88	0.91	—	12.57	2.24	0.94	0.85		0.85		0.68		338,683	77
12-31-10	11.54	0.04		1.60	1.64	0.04		—	—	0.04	—	13.14	14.25	0.87	0.85		0.85		0.45		131,155	134
12-31-09	8.14	0.04	•	3.40	3.44	0.04		—	—	0.04	—	11.54	42.45	0.86	0.85	†	0.85	†	0.41	†	95,580	19
12-31-08	12.80	0.07	•	(3.36)	(3.29)	0.02		1.35	—	1.37	—	8.14	(27.55)	0.85	0.85	†	0.84	†	0.67	†	9,156	46
12-31-07	11.57	0.03		1.32	1.35	0.01		0.11	—	0.12	—	12.80	11.65	0.85	0.85		0.84		0.17		8,688	30
Class S2
12-31-11	13.13	0.07	•	0.24	0.31	0.03		—	0.88	0.91	—	12.53	2.06	1.19	1.00		1.00		0.58		13,055	77
12-31-10	11.51	0.04	•	1.58	1.62	—		—	—	—	—	13.13	14.11	1.12	1.00	†	1.00	†	0.30	†	98	134
12-31-09	8.10	0.03	•	3.38	3.41	0.00	*	—	—	—	—	11.51	42.11	1.11	1.00	†	1.00	†	0.37	†	879	19
12-31-08	12.74	0.06		(3.35)	(3.29)	0.00	*	1.35	—	1.35	—	8.10	(27.63)	1.10	1.00	†	0.99	†	0.49	†	802	46
12-31-07	11.52	0.00	*•	1.33	1.33	—		0.11	—	0.11	—	12.74	11.52	1.10	1.00		0.99		0.02		1,301	30

See Accompanying Notes to Financial Statements

49

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Large Cap Value Portfolio
Class ADV
12-31-11	8.05	0.19	•	0.03	0.22	0.08	—	—	0.08	—	8.19	2.76	1.55	1.29		1.29		2.41		2,424	92
12-31-10	6.92	0.12		1.17	1.29	0.16	—	—	0.16	—	8.05	18.96	1.54	1.29	†	1.29	†	1.61	†	1	19
12-31-09	6.18	0.14		0.60	0.74	—	—	—	—	—	6.92	11.97	1.58	1.29	†	1.28	†	2.37	†	1	34
12-31-08	9.18	0.20		(3.00)	(2.80)	0.19	—	0.01	0.20	—	6.18	(30.38)	1.56	1.29	†	1.29	†	2.44	†	1	23
05-11-07(5) - 12-31-07	10.00	0.15		(0.89)	(0.74)	0.08	—	—	0.08	—	9.18	(7.39)	1.53	1.29		1.28		2.35		1	20
Class I
12-31-11	8.06	0.24	•	0.04	0.28	0.08	—	—	0.08	—	8.26	3.51	0.80	0.69		0.69		2.94		248,161	92
12-31-10	6.94	0.18		1.14	1.32	0.20	—	—	0.20	—	8.06	19.37	0.79	0.69	†	0.69	†	2.32	†	142,983	19
12-31-09	6.16	0.19		0.59	0.78	—	—	—	—	—	6.94	12.66	0.83	0.69	†	0.68	†	2.98	†	129,369	34
12-31-08	9.18	0.24		(3.02)	(2.78)	0.23	—	0.01	0.24	—	6.16	(30.12)	0.81	0.69	†	0.69	†	3.06	†	116,455	23
05-11-07(5) - 12-31-07	10.00	0.19	•	(0.88)	(0.69)	0.13	—	—	0.13	—	9.18	(6.94)	0.78	0.69		0.68		3.16		165,905	20
Class S
12-31-11	8.01	0.22	•	0.04	0.26	0.08	—	—	0.08	—	8.19	3.28	1.05	0.94		0.94		2.74		66,983	92
12-31-10	6.90	0.15	•	1.15	1.30	0.19	—	—	0.19	—	8.01	19.22	1.04	0.94	†	0.94	†	2.07	†	3	19
12-31-09	6.14	0.15	•	0.61	0.76	—	—	—	—	—	6.90	12.38	1.08	0.94	†	0.93	†	2.45	†	3	34
12-31-08	9.18	0.22		(3.02)	(2.80)	0.23	—	0.01	0.24	—	6.14	(30.34)	1.06	0.94	†	0.94	†	2.70	†	1	23
05-11-07(5) - 12-31-07	10.00	0.17	•	(0.89)	(0.72)	0.10	—	—	0.10	—	9.18	(7.17)	1.03	0.94		0.93		2.73		1	20

ING Limited Maturity Bond Portfolio
Class ADV
12-31-11	10.15	0.11	•	(0.03)	0.08	0.35	—	—	0.35	—	9.88	0.79	1.03	0.88		0.88		1.07		24,671	370
12-31-10	10.27	0.14	•	0.16	0.30	0.42	—	—	0.42	—	10.15	2.97	1.02	0.87	†	0.87	†	1.36	†	9,294	434
12-31-09	10.19	0.31		0.34	0.65	0.48	0.09	—	0.57	—	10.27	6.48	1.02	0.87	†	0.87	†	2.92	†	1	460
12-31-08	11.01	0.41		(0.47)	(0.06)	0.68	0.08	—	0.76	—	10.19	(0.73)	1.02	0.87	†	0.87	†	3.83	†	1	310
12-31-07	10.66	0.45		0.10	0.55	0.20	—	—	0.20	—	11.01	5.23	1.02	0.87	†	0.87	†	4.19	†	1	439
Class I
12-31-11	10.32	0.18	•	(0.04)	0.14	0.36	—	—	0.36	—	10.10	1.35	0.28	0.28		0.28		1.73		32,131	370
12-31-10	10.38	0.29	•	0.07	0.36	0.42	—	—	0.42	—	10.32	3.52	0.27	0.27	†	0.27	†	2.77	†	60,020	434
12-31-09	10.28	0.37	•	0.38	0.75	0.56	0.09	—	0.65	—	10.38	7.41	0.27	0.27	†	0.27	†	3.52	†	113,672	460
12-31-08	11.09	0.49	•	(0.46)	0.03	0.76	0.08	—	0.84	—	10.28	0.06	0.27	0.27	†	0.27	†	4.45	†	213,975	310
12-31-07	10.70	0.52	•	0.12	0.64	0.25	—	—	0.25	—	11.09	6.09	0.27	0.27	†	0.27	†	4.78	†	487,841	439
Class S
12-31-11	10.35	0.15	•	(0.03)	0.12	0.33	—	—	0.33	—	10.14	1.16	0.53	0.53		0.53		1.45		155,919	370
12-31-10	10.42	0.24	•	0.08	0.32	0.39	—	—	0.39	—	10.35	3.13	0.52	0.52	†	0.52	†	2.32	†	179,330	434
12-31-09	10.31	0.34	•	0.38	0.72	0.52	0.09	—	0.61	—	10.42	7.16	0.52	0.52	†	0.52	†	3.30	†	196,325	460
12-31-08	11.12	0.45	•	(0.45)	0.00 *	0.73	0.08	—	0.81	—	10.31	(0.23)	0.52	0.52	†	0.52	†	4.13	†	205,438	310
12-31-07	10.73	0.50	•	0.11	0.61	0.22	—	—	0.22	—	11.12	5.77	0.52	0.52	†	0.52	†	4.55	†	251,309	439

See Accompanying Notes to Financial Statements

50

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING PIMCO High Yield Portfolio
Class ADV
12-31-11	10.22	0.71	•	(0.31)	0.40	0.69	—		—	0.69	—	9.93	4.05	1.25	1.10		1.10		7.05		50,704	30
12-31-10	9.64	0.63	•	0.66	1.29	0.71	—		—	0.71	—	10.22	13.87	1.24	1.09		1.09		6.34		26,663	28
12-31-09	7.01	0.62		2.67	3.29	0.66	—		—	0.66	—	9.64	48.93	1.25	1.10		1.10		8.54		1,464	70
12-31-08	9.88	0.64	•	(2.80)	(2.16)	0.65	0.00	*	0.06	0.71	—	7.01	(22.84)	1.24	1.09		1.09		7.24		211	416
12-31-07	10.32	0.66		(0.41)	0.25	0.64	0.05		—	0.69	—	9.88	2.46	1.25	1.10		1.10		6.49		315	153
Class I
12-31-11	10.22	0.76		(0.29)	0.47	0.76	—		—	0.76	—	9.93	4.69	0.50	0.50		0.50		7.61		245,411	30
12-31-10	9.65	0.69		0.66	1.35	0.78	—		—	0.78	—	10.22	14.53	0.49	0.49		0.49		6.97		267,671	28
12-31-09	7.02	0.75	•	2.59	3.34	0.71	—		—	0.71	—	9.65	49.77	0.50	0.50		0.50		9.84		57,950	70
12-31-08	9.88	0.66		(2.76)	(2.10)	0.70	0.00	*	0.06	0.76	—	7.02	(22.37)	0.49	0.49		0.49		8.50		405,134	416
12-31-07	10.31	0.71		(0.39)	0.32	0.70	0.05		—	0.75	—	9.88	3.12	0.50	0.50		0.50		6.93		45,773	153
Class S
12-31-11	10.22	0.75		(0.31)	0.44	0.73	—		—	0.73	—	9.93	4.41	0.75	0.75		0.75		7.39		624,367	30
12-31-10	9.65	0.68		0.65	1.33	0.76	—		—	0.76	—	10.22	14.25	0.74	0.74		0.74		6.80		631,092	28
12-31-09	7.02	0.76		2.56	3.32	0.69	—		—	0.69	—	9.65	49.37	0.75	0.75		0.75		9.18		470,270	70
12-31-08	9.89	0.67	•	(2.80)	(2.13)	0.68	0.00	*	0.06	0.74	—	7.02	(22.53)	0.74	0.74		0.74		7.58		358,998	416
12-31-07	10.32	0.69	•	(0.40)	0.29	0.67	0.05		—	0.72	—	9.89	2.86	0.75	0.75		0.75		6.76		614,158	153
Class S2
12-31-11	10.22	0.72	•	(0.29)	0.43	0.71	—		—	0.71	—	9.94	4.32	1.00	0.90		0.90		7.29		2,294	30
12-31-10	9.66	0.65		0.62	1.27	0.71	—		—	0.71	—	10.22	13.65	0.99	0.89		0.89		6.50		10	28
12-31-09	7.02	0.74		2.59	3.33	0.69	—		—	0.69	—	9.66	49.57	1.00	0.90		0.90		9.01		1	70
12-31-08	9.90	0.66	•	(2.80)	(2.14)	0.68	0.00	*	0.06	0.74	—	7.02	(22.60)	0.99	0.89		0.89		7.48		1	416
12-31-07	10.32	0.67		(0.38)	0.29	0.66	0.05		—	0.71	—	9.90	2.84	1.00	0.90		0.90		6.57		1	153

ING Pioneer Fund Portfolio
Class ADV
12-31-11	11.12	0.10	•	(0.64)	(0.54)	0.12	—		—	0.12	—	10.46	(4.88)	1.48	1.33		1.33		0.92		1,003	12
12-31-10	9.74	0.08	•	1.42	1.50	0.12	—		—	0.12	—	11.12	15.41	1.48	1.33	†	1.33	†	0.74	†	611	19
12-31-09	7.93	0.11	•	1.77	1.88	0.07	—		—	0.07	—	9.74	23.74	1.48	1.31	†	1.30	†	1.32	†	1	19
12-31-08	13.02	0.13		(4.56)	(4.43)	0.20	0.45		0.01	0.66	—	7.93	(34.98)	1.48	1.29	†	1.28	†	1.12	†	1	13
12-31-07	12.89	0.08	•	0.52	0.60	0.16	0.31		—	0.47	—	13.02	4.51	1.49	1.29		1.29		0.61		1	24
Class I
12-31-11	11.16	0.18		(0.66)	(0.48)	0.18	—		—	0.18	—	10.50	(4.29)	0.73	0.73		0.73		1.49		29,839	12
12-31-10	9.73	0.13		1.43	1.56	0.13	—		—	0.13	—	11.16	16.13	0.73	0.73	†	0.73	†	1.37	†	34,623	19
12-31-09	7.92	0.15		1.79	1.94	0.13	—		—	0.13	—	9.73	24.45	0.73	0.71	†	0.70	†	1.79	†	28,964	19
12-31-08	13.16	0.22		(4.62)	(4.40)	0.38	0.45		0.01	0.84	—	7.92	(34.53)	0.73	0.69	†	0.68	†	1.75	†	23,411	13
12-31-07	12.92	0.16		0.55	0.71	0.16	0.31		—	0.47	—	13.16	5.36	0.74	0.69		0.69		1.24		41,028	24

See Accompanying Notes to Financial Statements

51

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Pioneer Fund Portfolio (Continued)
Class S
12-31-11	11.17	0.15		(0.66)	(0.51)	0.15	—	—	0.15	—	10.51	(4.56)	0.98	0.98		0.98		1.23		50,748	12
12-31-10	9.74	0.11		1.43	1.54	0.11	—	—	0.11	—	11.17	15.85	0.98	0.98	†	0.98	†	1.12	†	61,972	19
12-31-09	7.93	0.13	•	1.79	1.92	0.11	—	—	0.11	—	9.74	24.15	0.98	0.96	†	0.95	†	1.54	†	55,060	19
12-31-08	13.12	0.20		(4.62)	(4.42)	0.31	0.45	0.01	0.77	—	7.93	(34.72)	0.98	0.94	†	0.93	†	1.50	†	49,041	13
12-31-07	12.89	0.14		0.53	0.67	0.13	0.31	—	0.44	—	13.12	5.07	0.99	0.94		0.94		0.98		94,535	24
ING Templeton Global Growth Portfolio
Class ADV
12-31-11	11.12	0.17		(0.84)	(0.67)	0.13	—	—	0.13	—	10.32	(6.25)	1.65	1.50		1.49		1.57		1	22
12-31-10	10.52	0.12		0.61	0.73	0.13	—	—	0.13	—	11.12	7.14	1.65	1.50		1.49		1.16		1	7
12-31-09	8.11	0.11		2.44	2.55	0.14	—	—	0.14	—	10.52	31.87	1.66	1.51		1.51		1.22		1	10
12-31-08	14.20	0.18		(5.72)	(5.54)	0.05	0.50	—	0.55	—	8.11	(40.06)	1.64	1.49		1.49		1.60		1	12
12-31-07	14.39	0.13		0.19	0.32	0.18	0.33	—	0.51	—	14.20	2.01	1.66	1.50		1.50		0.89		1	23
Class I
12-31-11	11.25	0.26		(0.86)	(0.60)	0.20	—	—	0.20	—	10.45	(5.49)	0.90	0.90		0.89		2.19		257,173	22
12-31-10	10.61	0.18		0.65	0.83	0.19	—	—	0.19	—	11.25	8.04	0.90	0.90		0.89		1.68		292,127	7
12-31-09	8.21	0.17		2.47	2.64	0.24	—	—	0.24	—	10.61	32.73	0.91	0.91		0.91		1.93		289,255	10
12-31-08	14.38	0.24		(5.75)	(5.51)	0.16	0.50	—	0.66	—	8.21	(39.57)	0.89	0.89		0.89		2.19		229,007	12
12-31-07	14.47	0.12		0.30	0.42	0.18	0.33	—	0.51	—	14.38	2.69	0.90	0.90		0.90		0.82		177,447	23
Class S
12-31-11	11.28	0.22	•	(0.84)	(0.62)	0.18	—	—	0.18	—	10.48	(5.71)	1.15	1.15		1.14		1.96		239,463	22
12-31-10	10.64	0.15	•	0.65	0.80	0.16	—	—	0.16	—	11.28	7.75	1.15	1.15		1.14		1.43		298,922	7
12-31-09	8.23	0.15		2.46	2.61	0.20	—	—	0.20	—	10.64	32.30	1.16	1.16		1.16		1.64		311,920	10
12-31-08	14.39	0.26		(5.80)	(5.54)	0.12	0.50	—	0.62	—	8.23	(39.68)	1.14	1.14		1.14		2.07		244,440	12
12-31-07	14.49	0.18		0.20	0.38	0.15	0.33	—	0.48	—	14.39	2.41	1.15	1.15		1.15		1.22		466,444	23
Class S2
12-31-11	11.21	0.20	•	(0.83)	(0.63)	0.16	—	—	0.16	—	10.42	(5.78)	1.40	1.30		1.29		1.82		3,900	22
12-31-10	10.58	0.14		0.64	0.78	0.15	—	—	0.15	—	11.21	7.56	1.40	1.30		1.29		1.28		4,733	7
12-31-09	8.18	0.13		2.45	2.58	0.18	—	—	0.18	—	10.58	32.08	1.41	1.31		1.31		1.50		4,692	10
12-31-08	14.29	0.27		(5.79)	(5.52)	0.09	0.50	—	0.59	—	8.18	(39.77)	1.39	1.29		1.29		1.93		3,738	12
12-31-07	14.39	0.17		0.19	0.36	0.13	0.33	—	0.46	—	14.29	2.31	1.40	1.30		1.30		1.08		8,171	23

ING U.S. Stock Index Portfolio
Class ADV
12-31-11	10.76	0.14	•	0.02	0.16	0.18	0.51	—	0.69	—	10.23	1.30	1.01	0.79		0.79		1.37		27,415	21
12-31-10	9.56	0.13	•	1.21	1.34	0.14	—	—	0.14	—	10.76	14.06	1.01	0.79	†	0.79	†	1.29	†	10,554	24
05-28-09(5) - 12-31-09	7.75	0.12	•	1.74	1.86	0.05	—	—	0.05	—	9.56	23.99	1.01	0.79	†	0.79	†	2.20	†	155	12

See Accompanying Notes to Financial Statements

52

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING U.S. Stock Index Portfolio (Continued)
Class I
12-31-11	10.92	0.19		0.02	0.21	0.21	0.51	—	0.72	—	10.41	1.81	0.26	0.26		0.26		1.84		3,855,696	21
12-31-10	9.66	0.18	•	1.24	1.42	0.16	—	—	0.16	—	10.92	14.74	0.26	0.26	†	0.26	†	1.79	†	3,645,772	24
12-31-09	7.70	0.18	•	1.84	2.02	0.06	—	—	0.06	—	9.66	26.22	0.26	0.26	†	0.26	†	1.99	†	3,475,342	12
12-31-08	12.94	0.23	•	(4.97)	(4.74)	0.39	0.11	—	0.50	—	7.70	(37.12)	0.26	0.26	†	0.26	†	2.14	†	333,552	3
12-31-07	12.85	0.23		0.46	0.69	0.22	0.38	—	0.60	—	12.94	5.28	0.26	0.26	†	0.26	†	1.90	†	481,091	4
Class S
12-31-11	10.87	0.16		0.03	0.19	0.19	0.51	—	0.70	—	10.36	1.58	0.51	0.50		0.50		1.61		27,133	21
12-31-10	9.62	0.15	•	1.23	1.38	0.13	—	—	0.13	—	10.87	14.42	0.51	0.50	†	0.50	†	1.54	†	24,781	24
12-31-09	7.67	0.15	•	1.84	1.99	0.04	—	—	0.04	—	9.62	25.97	0.51	0.51	†	0.51	†	1.82	†	26,732	12
12-31-08	12.91	0.21	•	(4.96)	(4.75)	0.38	0.11	—	0.49	—	7.67	(37.35)	0.51	0.51	†	0.51	†	2.03	†	14,414	3
04-30-07(5) - 12-31-07	13.49	0.18	•	(0.16)	0.02	0.22	0.38	—	0.60	—	12.91	0.06	0.51	0.51	†	0.51	†	2.03	†	5,358	4
Class S2
12-31-11	10.83	0.16	•	0.01	0.17	0.18	0.51	—	0.69	—	10.31	1.43	0.76	0.66		0.66		1.47		55,893	21
12-31-10	9.59	0.14	•	1.23	1.37	0.13	—	—	0.13	—	10.83	14.26	0.76	0.66	†	0.66	†	1.40	†	31,885	24
12-31-09	7.65	0.14	•	1.83	1.97	0.03	—	—	0.03	—	9.59	25.79	0.76	0.66	†	0.66	†	1.69	†	25,311	12
12-31-08	12.89	0.19	•	(4.95)	(4.76)	0.37	0.11	—	0.48	—	7.65	(37.42)	0.76	0.66	†	0.66	†	1.96	†	12,788	3
08-01-07(5) - 12-31-07	12.79	0.14	•	(0.04)	0.10	—	—	—	—	—	12.89	0.78	0.76	0.66	†	0.66	†	2.62	†	2,005	4

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

53

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of forty-six active separate investment series. There are twelve series included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING BlackRock Large Cap Growth Portfolio (“BlackRock Large Cap Growth”), ING Clarion Real Estate Portfolio (“Clarion Real Estate”), ING Franklin Income Portfolio (“Franklin Income”), ING Franklin Mutual Shares Portfolio (“Franklin Mutual Shares”), ING JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), ING Large Cap Growth Portfolio (“Large Cap Growth”), ING Large Cap Value Portfolio (“Large Cap Value”), ING Limited Maturity Bond Portfolio (“Limited Maturity Bond”), ING PIMCO High Yield Portfolio (“PIMCO High Yield”), ING Pioneer Fund Portfolio (“Pioneer Fund”), ING Templeton Global Growth Portfolio (“Templeton Global Growth”), and ING U.S. Stock Index Portfolio (“U.S. Stock Index”).

All of the Portfolios are diversified except for Clarion Real Estate, which is a non-diversified Portfolio. The Trust is authorized to offer four classes of shares (Adviser (“ADV”), Institutional (“I”), Service (“S”), and Service 2 (“S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC (“ING IM”) serves as the sub-adviser to Large Cap Growth, Large Cap Value, Limited Maturity Bond, and U.S. Stock Index. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for certain Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, ING IM, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may

54

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Portfolios’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value. Investments in securities, of sufficient credit quality, maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the Act, as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value

55

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by a Portfolio’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolios of Investments.

For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly by PIMCO High Yield. Limited Maturity Bond may declare a dividend monthly or quarterly. For all other Portfolios, net investment

56

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at

57

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2011, the maximum amount of loss that Franklin Mutual Shares and PIMCO High Yield would incur if the counterparties to its derivative transactions failed to perform would be $3,476,101 and $4,741,942, respectively, which represents the gross payments to be received by the Portfolios on open swaps and forward foreign currency transactions were they to be unwound as of December 31, 2011. As of December 31, 2011, PIMCO High Yield received $1,417,00 in cash collateral and $1,910,000 principal value in U.S. Treasury Bills from various counterparties to mitigate counterparty credit risk.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements. There were no credit events during the year ended December 31, 2011, that triggered any credit related contingent features for each respective Portfolio.

As of December 31, 2011, Franklin Mutual Shares, Limited Maturity Bond, and PIMCO High Yield had a net liability position of $534,468, $1,190,312, and $3,776,924, respectively, on open swaps and forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2011, the Portfolios could have been required to pay this amount in cash to its counterparties. There was no collateral posted as of December 31, 2011 by any Portfolio.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into

58

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

During the year ended December 31, 2011, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Franklin Mutual Shares*	$11,871,864	$90,912,912
PIMCO High Yield*	9,282,270	52,865,738

*	For the year ended December 31, 2011, the Portfolios used forward foreign currency contracts primarily to protect their non- U.S. dollar-denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2011.

I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day.

The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

As of December 31, 2011, JPMorgan Small Cap Core Equity has posted $535,000 principal value in U.S. Treasury Notes to the broker for open futures contracts as has been segregated in the Summary Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2011, JPMorgan Small Cap Core Equity and U.S. Stock Index have purchased futures contracts on various equity indexes to increase exposure to equity risk. In addition, Limited Maturity Bond has purchased and sold futures contracts on various bonds and notes to increase exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.

During the year ended December 31, 2011, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at December 31, 2011.

	Buy	Sell
JPMorgan Small Cap Core Equity	$4,865,452	$—
Limited Maturity Bond	42,374,348	21,394,090
U.S. Stock Index	69,834,243	—

59

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

J. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract. During the year ended December 31, 2011, Franklin Mutual Shares entered into written options on equity securities to generate income. Please refer to Note 9 for the volume of written options for Franklin Mutual Shares and the table following the Summary Portfolio of Investments for open written options at December 31, 2011.

K. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011, for which a Portfolio is seller of protection are disclosed following the Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2011, certain Portfolios have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities or credit indices that are either

61

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2011, Limited Maturity Bond and PIMCO High Yield average notional amounts of $1,200,000 and $51,366,411 on credit default swaps to sell protection, respectively.

PIMCO High Yield has posted $8,000 in cash and $3,813,000 par value in U.S. Treasury Bills which has been pledged on the Summary Portfolio of Investments as initial margin for the centrally cleared credit default swaps outstanding on December 31, 2011. Please refer to the tables following the Summary Portfolio of Investments for open credit default swaps for each Portfolio at December 31, 2011.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2011, PIMCO High Yield has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $34,726,727.

For the year ended December 31, 2011, Limited Maturity Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $9,233,000.

Limited Maturity Bond and PIMCO High Yield have entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following the Summary Portfolio of Investments for open interest rate swaps for each Portfolio at December 31, 2011.

L. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

M. Securities Lending. The Portfolios may loan up to 33 1/3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides each Portfolio indemnification from loss with the respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

N. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

O. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Large Cap Growth	$553,799,447	$547,846,112
Clarion Real Estate	187,554,424	206,298,723
Franklin Income	194,398,267	205,627,346
Franklin Mutual Shares	146,131,605	185,488,310
JPMorgan Small Cap Core Equity	168,029,112	189,629,591
Large Cap Growth	876,575,880	682,777,049
Large Cap Value	284,607,088	262,750,950
Limited Maturity Bond	93,401,135	108,120,788
PIMCO High Yield	253,233,608	276,576,629
Pioneer Fund	11,140,276	20,478,381
Templeton Global Growth	122,711,222	180,016,496
U.S. Stock Index	911,442,974	754,415,386

U.S. government securities not included above were as follows:

	Purchases	Sales
Limited Maturity Bond	$732,969,218	$754,242,334
JPMorgan Small Cap Core Equity	301,066	465,000

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Clarion Real Estate, Franklin Income, Large Cap Growth, and Large Cap Value have entered into an investment management agreement (“Investment Management Agreement”) with DSL.

Each Investment Management Agreement compensates the Investment Adviser (collectively, the “Investment Advisers”) with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

Clarion Real Estate(1)	0.75% of the first $200 million; 0.70% of the next $550 million; 0.65% of the amount in excess of $750 million

Franklin Income	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

Large Cap Growth	0.55% on all assets

Large Cap Value	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

(1)

Prior to July 1, 2011, the assets of Clarion Real Estate were aggregated with those of ING Global Resources Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio and ING Invesco Van Kampen Growth and Income Portfolio, which are not included in this report, to determine the Unified Fee. Effective July 1, 2011, the assets of Clarion Real Estate are no longer aggregated with these Portfolios.

With the exception of the Portfolios in the table above, DSL, an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, DSL has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, DSL also is responsible for providing or procuring at DSL’s expense, the services reasonably necessary for the ordinary operation of the Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing and auditing. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee

BlackRock Large Cap Growth	0.80% of the first $500 million; 0.75% of the next $250 million; 0.70% of the next $500 million; 0.65% of the next $750 million; and 0.60% of the amount in excess of $2 billion

Franklin Mutual Shares	0.78% of the first $4 billion; 0.75% of the next $1 billion; 0.73% of the next $1 billion; 0.71% of the next $1 billion; and 0.69% of the amount in excess of $7 billion

JPMorgan Small Cap Core Equity	0.900% of the first $200 million 0.850% of the next $300 million 0.800% of the next $250 million 0.750% of the amount in excess of $750 million

Limited Maturity Bond(1)	0.350% of the first $200 million; 0.300% of the next $300 million; and 0.250% of the amount in excess of $500 million

PIMCO High Yield	0.490%

Pioneer Fund	0.725% of the first $500 million 0.675% of the next $500 million 0.625% of the amount in excess of $1 billion

Templeton Global Growth	0.96% of the first $250 million; 0.86% of the next $250 million; and 0.76% of the amount in excess of $500 million

U.S. Stock Index	0.26%

(1)	The assets of Limited Maturity Bond are aggregated with those of ING Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee.

DSL has contractually agreed to waive a portion of the advisory fee for Clarion Real Estate and effective January 21, 2011 for Large Cap Value. The waiver is calculated as follows:

Waiver = 50% x (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2011, DSL waived $40,077 for Clarion Real Estate.

For the period ended December 31, 2011, DSL waived $9,315 for Large Cap Value.

The waivers will continue through at least May 1, 2012 for Large Cap Value and May 1, 2013 for Clarion Real Estate. There is no guarantee that these waivers will continue after said dates. The agreements will only renew if DSL elects to renew them.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Franklin Income, Large Cap Growth, Large Cap Value and, effective July 1, 2011, for Clarion Real Estate operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Trust and the Investment Adviser have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-advisers of each of the Portfolios are as follows (*denotes a Related Party adviser):

Portfolio	Sub-Adviser
BlackRock Large Cap Growth	BlackRock Investment Management, LLC
Clarion Real Estate	CBRE Clarion Securities LLC
Large Cap Growth	ING Investment Management Co. LLC*
Large Cap Value(1)	ING Investment Management Co. LLC*
Franklin Income	Franklin Advisers, Inc.
Franklin Mutual Shares	Franklin Mutual Advisers LLC
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.
Limited Maturity Bond	ING Investment Management Co. LLC*
PIMCO High Yield	Pacific Investment Management Company LLC
Pioneer Fund	Pioneer Investment Management, Inc.
Templeton Global Growth	Templeton Global Advisors Limited
U.S. Stock Index	ING Investment Management Co. LLC*

(1)	Prior to January 21, 2011, the Portfolio was managed by a different sub-adviser. In conjunction with the sub-adviser change, the Portfolio changed its name.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to

64

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

obtain the best execution for each transaction. Subject to this requirement, a sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the portfolio manager or sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S and Class S2 shares of each Portfolio. The Plan compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IID on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IID at an annual rate of 0.25% of the average daily net assets. IID has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2012. Pursuant to a side agreement, IID agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index through May 1, 2012.

Each Class ADV share of the respective Portfolios has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IID a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IID has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%. The expense waiver will continue through at least May 1, 2012. Pursuant to a side agreement IID agreed to waive

0.22% of the distribution fee for U.S. Stock Index Class ADV shares through May 1, 2012.

Pursuant to an agreement, IID will limit Class S expenses, so that the operating expense limit for BlackRock Large Cap Growth does not exceed 1.04%. The Distributor may, at a later date, recoup from BlackRock Large Cap Growth shareholder service fees waived during the previous 36 months, but only if, after such recoupment, BlackRock Large Cap Growth’s expense ratio does not exceed 1.04%. As of December 31, 2011, $31,400 of such fees are subject to possible recoupment expiring June 30, 2014.

NOTE 6 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement with certain of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Real Estate(1)	1.25%	0.65%	0.90%	1.05%
Franklin Income	1.39%	0.79%	1.04%	1.19%
Large Cap Growth	1.20%	0.60%	0.85%	1.00%
Large Cap Value	1.29%	0.69%	0.94%	N/A

(1)	Effective July 1, 2011, expense limits were implemented.

Each Investment Adviser may, at a later date, recoup from a Portfolio management fees waived and other expenses assumed by each Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to each Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

The expense limitation agreements are contractual and shall renew automatically unless ING Investments or DSL provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the management agreement.

As of December 31, 2011, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2012	2013	2014	Total
Clarion Real Estate	$—	$—	$525,571	$525,571
Franklin Income	355,016	100,338	—	455,354
Large Cap Growth	—	77,258	804,854	882,112
Large Cap Value	162,095	131,774	305,080	598,949

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2011, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

At December 31, 2011, the following indirect, wholly-owner subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Franklin Templeton Founding Strategy Portfolio	Franklin Income	32.31%
	Franklin Mutual Shares	57.10%
	Templeton Global Growth	51.30%

ING Life Insurance and Annuity Company	BlackRock Large Cap Growth	47.23%
	Clarion Real Estate	29.21%
	JPMorgan Small Cap Core Equity	11.56%
	Large Cap Growth	40.60%
	Large Cap Value	68.65%
	PIMCO High Yield	12.66%
	Pioneer Fund	34.87%
	U.S. Stock Index	8.52%

ING National Trust	Clarion Real Estate	5.27%
	Large Cap Growth	6.39%
	Limited Maturity Bond	11.92%
	PIMCO High Yield	5.24%

ING Retirement Growth Portfolio	U.S. Stock Index	35.04%

ING Retirement Moderate Growth Portfolio	U.S. Stock Index	23.00%

ING Retirement Moderate Portfolio	U.S. Stock Index	11.10%

Subsidiary	Portfolios	Percentage
ING Solution 2015 Portfolio	Limited Maturity Bond	8.63%
	PIMCO High Yield	6.64%

ING Solution 2025 Portfolio	PIMCO High Yield	9.20%

ING Solution 2035 Portfolio	PIMCO High Yield	5.53%

ING Solution Income Portfolio	Limited Maturity Bond	6.04%

ING USA Annuity and Life Insurance Company	BlackRock Large Cap Growth	42.89%
	Clarion Real Estate	55.52%
	Franklin Income	59.78%
	Franklin Mutual Shares	39.80%
	JPMorgan Small Cap Core Equity	63.92%
	Large Cap Growth	21.13%
	Large Cap Value	20.66%
	Limited Maturity Bond	37.68%
	PIMCO High Yield	54.92%
	Pioneer Fund	59.63%
	Templeton Global Growth	46.87%

Reliastar Life Insurance Company	JPMorgan Small Cap Core Equity	11.45%
	Large Cap Growth	10.45%
	Limited Maturity Bond	16.65%

Security Life of Denver Insurance Company	JPMorgan Small Cap Core Equity	6.38%
	Limited Maturity Bond	13.21%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At December 31, 2011, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management/ Unified Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
BlackRock Large Cap Growth	$219,820	$—	$36,421	$256,241
Clarion Real Estate	325,217	46,909	113,317	485,443
Franklin Income	415,775	65,756	113,970	595,501
Franklin Mutual Shares	294,376	—	42,139	336,515
JPMorgan Small Cap Core Equity	284,036	—	74,021	358,057
Large Cap Growth	476,717	86,675	105,201	668,593
Large Cap Value	173,471	26,688	15,121	215,280
Limited Maturity Bond	48,978	—	45,445	94,423
PIMCO High Yield	376,272	—	154,959	531,231
Pioneer Fund	50,150	—	11,280	61,430
Templeton Global Growth	385,479	—	52,339	437,818
U.S. Stock Index	821,825	—	33,860	855,685

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. Effective May 27, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds paid 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2011, as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Large Cap Growth	35	$1,053,358	1.30%
Clarion Real Estate	2	1,505,000	1.25
Franklin Income	1	7,370,000	1.24
Franklin Mutual Shares	1	1,030,000	1.43
Large Cap Growth	1	615,000	1.24
Large Cap Value	8	561,250	1.36
Limited Maturity Bond	10	934,000	1.28
PIMCO High Yield	16	5,260,000	1.38
Pioneer Fund	22	747,500	1.32
Templeton Global Growth	5	6,251,000	1.24
U.S. Stock Index	15	1,814,667	1.30

NOTE 9 — WRITTEN OPTIONS

Transactions in written options on equities for Franklin Mutual Shares during the year ended December 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/10	—	$—
Options Written	197	36,985
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(187)	(16,735)

Balance at 12/31/11	10	$20,250

67

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Large Cap Growth
Class ADV
12/31/2011	516,088	—	1,738	(296,608)	221,218	5,039,678	—	18,107	(2,815,726)	2,242,059
12/31/2010	233,358	—	93	(92,440)	141,011	2,046,371	—	772	(809,189)	1,237,954
Class I
12/31/2011	1,617,823	—	96,029	(2,626,083)	(912,231)	16,997,541	—	1,027,509	(26,293,633)	(8,268,583)
12/31/2010	1,127,566	—	92,360	(2,950,303)	(1,730,377)	9,876,564	—	784,136	(25,971,514)	(15,310,814)
Class S
12/31/2011	5,475,605	—	65,474	(4,836,869)	704,210	56,742,409	—	697,298	(46,478,214)	10,961,493
12/31/2010	3,584,500	—	45,845	(5,284,411)	(1,654,066)	32,186,655	—	387,850	(46,038,966)	(13,464,461)
Class S2
12/31/2011	377,839	—	1,846	(312,344)	67,341	3,758,385	—	19,421	(3,089,419)	688,387
12/31/2010	235,945	—	823	(134,503)	102,265	2,073,545	—	6,889	(1,173,743)	906,691
Clarion Real Estate
Class ADV
12/31/2011	740,100	—	13,229	(95,493)	657,836	16,594,600	—	310,080	(2,070,110)	14,834,570
12/31/2010	482,614	—	6,820	(51,636)	437,798	9,660,299	—	125,823	(975,993)	8,810,129
Class I
12/31/2011	1,510,582	—	42,410	(1,221,956)	331,036	35,962,917	—	1,026,754	(28,871,336)	8,118,335
12/31/2010	853,021	—	93,366	(892,023)	54,364	17,063,871	—	1,770,221	(17,863,559)	970,533
Class S
12/31/2011	1,249,846	—	243,718	(3,393,265)	(1,899,701)	28,855,738	—	5,893,092	(77,835,840)	(43,087,010)
12/31/2010	1,692,244	—	762,389	(3,884,235)	(1,429,602)	34,007,198	—	14,439,641	(76,374,621)	(27,927,782)
Class S2
12/31/2011	117,795	—	10,581	(130,227)	(1,851)	2,689,032	—	254,789	(2,968,890)	(25,069)
12/31/2010	11,010	—	34,260	(140,355)	(95,085)	236,482	—	646,490	(2,712,262)	(1,829,290)
Franklin Income
Class ADV
12/31/2011	996,407	—	82,816	(64,636)	1,014,587	9,941,995	—	814,083	(588,084)	10,167,994
12/31/2010	803,658	—	12,455	(25,798)	790,315	7,630,961	—	112,964	(241,007)	7,502,918
Class I
12/31/2011	1,755,845	—	1,706,006	(6,802,254)	(3,340,403)	17,654,059	—	17,128,305	(67,165,020)	(32,382,656)
12/31/2010	2,155,754	—	1,744,608	(5,814,011)	(1,913,649)	20,766,640	—	16,067,843	(55,336,092)	(18,501,609)
Class S
12/31/2011	5,498,603	—	2,804,808	(6,072,741)	2,230,670	56,118,747	—	28,020,031	(59,899,155)	24,239,623
12/31/2010	4,317,862	—	2,666,246	(8,719,419)	(1,735,311)	41,136,033	—	24,449,479	(83,279,942)	(17,694,430)
Class S2
12/31/2011	153,867	—	49,958	(173,467)	30,358	1,540,709	—	498,580	(1,719,528)	319,761
12/31/2010	228,238	—	42,191	(212,511)	57,918	2,216,047	—	386,467	(2,031,680)	570,834
Franklin Mutual Shares
Class ADV
12/31/2011	424,500	—	26,773	(68,928)	382,345	3,391,801	—	212,845	(514,898)	3,089,748
12/31/2010	469,555	—	1,040	(2,935)	467,660	3,498,836	—	7,479	(21,451)	3,484,864

68

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Franklin Mutual Shares (continued)
Class I
12/31/2011	1,505,914	—	1,282,087	(5,922,557)	(3,134,556)	12,041,442	—	10,359,263	(46,561,431)	(24,160,726)
12/31/2010	1,957,459	—	244,633	(5,870,368)	(3,668,276)	14,494,840	—	1,778,481	(43,526,983)	(27,253,662)
Class S
12/31/2011	639,005	—	843,032	(3,464,446)	(1,982,409)	5,118,500	—	6,803,272	(27,712,131)	(15,790,359)
12/31/2010	2,314,396	—	118,937	(3,442,602)	(1,009,269)	17,237,526	—	863,481	(25,485,992)	(7,384,985)
JPMorgan Small Cap Core Equity
Class ADV
12/31/2011	756,191	—	3,363	(136,677)	622,877	9,783,403	—	46,477	(1,776,169)	8,053,711
12/31/2010	421,306	—	1,004	(80,825)	341,485	4,781,817	—	10,739	(894,120)	3,898,436
Class I
12/31/2011	217,193	—	32,100	(1,109,536)	(860,243)	2,919,697	—	455,502	(14,790,714)	(11,415,515)
12/31/2010	670,944	—	31,910	(1,319,744)	(616,890)	8,271,809	—	349,094	(14,664,090)	(6,043,187)
Class S
12/31/2011	5,952,577	—	66,890	(7,056,055)	(1,036,588)	77,994,962	—	942,486	(94,721,327)	(15,783,879)
12/31/2010	9,334,932	—	57,296	(3,882,683)	5,509,545	108,077,889	—	622,810	(43,184,369)	65,516,330
Class S2
12/31/2011	297,349	—	5,192	(511,585)	(209,044)	4,018,103	—	72,639	(6,762,989)	(2,672,247)
12/31/2010	10,193	—	3,643	(369,765)	(355,929)	117,422	—	39,312	(4,171,174)	(4,014,440)
Large Cap Growth
Class ADV
12/31/2011	4,427,209	647,388	215,579	(177,592)	5,112,584	55,988,136	8,443,323	2,759,409	(2,231,915)	64,958,953
12/31/2010	689,948	—	983	(20,899)	670,032	8,212,008	—	10,633	(256,024)	7,966,617
Class I
12/31/2011	8,138,237	21,014,358	2,931,127	(5,161,244)	26,922,478	97,116,145	282,828,352	38,896,053	(68,560,573)	350,279,977
12/31/2010	2,382,874	—	104,006	(4,255,538)	(1,768,658)	27,821,961	—	1,158,628	(51,277,875)	(22,297,286)
Class S
12/31/2011	12,160,059	8,085,101	1,444,163	(4,722,525)	16,966,798	156,023,594	107,781,944	18,961,865	(61,269,928)	221,497,475
12/31/2010	4,887,870	—	34,232	(3,225,416)	1,696,686	57,612,905	—	377,920	(36,990,443)	21,000,382
Class S2
12/31/2011	1,047,442	201	36,366	(117,562)	966,447	13,593,986	2,673	476,393	(1,561,718)	12,511,334
12/31/2010	8,102	—	24	(9,245)	(1,119)	100,860	—	267	(105,777)	(4,650)
Large Cap Value
Class ADV
12/31/2011	165,802	213,674	2,877	(86,417)	295,936	1,359,360	1,749,211	23,623	(692,863)	2,439,331
12/31/2010	—	—	—	—	—	—	—	—	—	—
Class I
12/31/2011	4,130,915	11,562,091	280,701	(3,663,999)	12,309,708	27,410,385	94,944,537	2,318,590	(29,703,468)	94,970,044
12/31/2010	602,358	—	484,476	(2,008,205)	(921,371)	4,430,306	—	3,391,333	(14,495,216)	(6,673,577)
Class S
12/31/2011	2,637,769	7,527,075	78,354	(2,062,060)	8,181,138	20,971,174	61,400,774	642,497	(15,971,908)	67,042,537
12/31/2010	—	—	9	(148)	(139)	—	—	65	(1,072)	(1,007)

69

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Limited Maturity Bond
Class ADV
12/31/2011	1,719,678	—	59,662	(199,301)	1,580,039	17,262,412	—	591,846	(1,990,737)	15,863,521
12/31/2010	1,017,709	—	4,520	(106,489)	915,740	10,360,209	—	45,473	(1,084,250)	9,321,432
Class I
12/31/2011	1,044,882	—	156,724	(3,835,869)	(2,634,263)	10,723,023	—	1,584,477	(39,357,413)	(27,049,913)
12/31/2010	9,273,686	—	644,808	(15,053,219)	(5,134,725)	97,192,137	—	6,577,039	(154,811,913)	(51,042,737)
Class S
12/31/2011	1,448,673	—	519,353	(3,915,682)	(1,947,656)	14,905,335	—	5,276,626	(40,306,890)	(20,124,929)
12/31/2010	1,851,677	—	677,445	(4,058,810)	(1,529,688)	19,417,799	—	6,943,808	(42,456,523)	(16,094,916)
Class S2
12/31/2011	—	—	—	—	—	—	—	—	—	—
12/31/2010	—	—	—	(93)	(93)	—	—	—	(998)	(998)
PIMCO High Yield
Class ADV
12/31/2011	2,981,334	—	270,514	(753,583)	2,498,265	30,406,943	—	2,725,269	(7,614,520)	25,517,692
12/31/2010	2,575,069	—	68,174	(185,664)	2,457,579	25,781,929	—	684,672	(1,839,481)	24,627,120
Class I
12/31/2011	15,237,469	—	1,575,510	(18,285,846)	(1,472,867)	150,920,138	—	15,931,440	(185,990,386)	(19,138,808)
12/31/2010	22,453,185	—	1,323,654	(3,585,837)	20,191,002	222,434,427	—	13,219,158	(35,728,231)	199,925,354
Class S
12/31/2011	13,125,172	—	4,513,030	(16,503,109)	1,135,093	132,308,070	—	45,650,363	(165,790,155)	12,168,278
12/31/2010	17,214,011	—	4,058,106	(8,228,500)	13,043,617	171,536,909	—	40,340,032	(81,900,359)	129,976,582
Class S2
12/31/2011	247,930	—	8,998	(27,192)	229,736	2,539,987	—	89,720	(274,127)	2,355,580
12/31/2010	977	—	16	(98)	895	9,896	—	158	(1,003)	9,051
Pioneer Fund
Class ADV
12/31/2011	64,705	—	1,079	(24,859)	40,925	730,644	—	11,460	(262,132)	479,972
12/31/2010	56,603	—	475	(2,184)	54,894	578,925	—	5,227	(22,670)	561,482
Class I
12/31/2011	343,432	—	48,343	(650,841)	(259,066)	3,806,375	—	511,243	(7,166,950)	(2,849,332)
12/31/2010	633,205	—	37,357	(544,881)	125,681	6,430,253	—	404,143	(5,307,438)	1,526,958
Class S
12/31/2011	499,289	—	69,316	(1,286,961)	(718,356)	5,532,075	—	736,030	(14,227,083)	(7,958,978)
12/31/2010	754,579	—	55,902	(914,566)	(104,085)	7,871,952	—	599,617	(9,041,139)	(569,570)
Class S2
12/31/2011	—	—	—	—	—	—	—	—	—	—
12/31/2010	—	—	—	(78)	(78)	—	—	—	(1,005)	(1,005)
Templeton Global Growth
Class ADV
12/31/2011	—	—	—	—	—	—	—	—	—	—
12/31/2010	—	—	—	—	—	—	—	—	—	—

70

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Templeton Global Growth (continued)
Class I
12/31/2011	3,138,882	—	426,528	(4,936,352)	(1,370,942)	33,046,975	—	4,981,843	(55,078,156)	(17,049,338)
12/31/2010	2,685,871	—	519,244	(4,496,584)	(1,291,469)	27,410,195	—	5,119,746	(46,752,319)	(14,222,378)
Class S
12/31/2011	1,932,215	—	371,326	(5,962,729)	(3,659,188)	22,316,321	—	4,355,652	(65,682,999)	(39,011,026)
12/31/2010	1,101,649	—	441,812	(4,357,803)	(2,814,342)	11,386,036	—	4,378,354	(45,041,950)	(29,277,560)
Class S2
12/31/2011	16,829	—	5,301	(69,901)	(47,771)	187,061	—	61,803	(792,227)	(543,363)
12/31/2010	35,647	—	6,510	(63,515)	(21,358)	378,342	—	64,119	(654,204)	(211,743)
U.S. Stock Index
Class ADV
12/31/2011	1,817,171	—	116,256	(235,222)	1,698,205	19,091,039	—	1,227,866	(2,501,520)	17,817,385
12/31/2010	1,052,758	—	11,091	(99,664)	964,185	10,226,935	—	119,240	(1,018,136)	9,328,039
Class I
12/31/2011	123,359,760	—	21,619,177	(108,582,103)	36,396,834	1,289,626,199	—	232,685,889	(1,158,019,953)	364,292,135
12/31/2010	107,946,334	—	5,033,070	(138,839,828)	(25,860,424)	1,063,620,371	—	54,309,046	(1,390,913,453)	(272,984,036)
Class S
12/31/2011	705,379	—	158,073	(524,696)	338,756	7,708,131	—	1,695,385	(5,706,127)	3,697,389
12/31/2010	374,104	—	29,095	(902,931)	(499,732)	3,650,755	—	310,993	(8,754,330)	(4,792,582)
Class S2
12/31/2011	3,140,684	—	254,375	(918,279)	2,476,780	32,886,538	—	2,707,205	(9,922,792)	25,670,951
12/31/2010	1,359,813	—	32,875	(1,088,184)	304,504	13,366,142	—	351,089	(10,477,567)	3,239,664

NOTE 11 — REORGANIZATIONS

On January 21, 2011, Large Cap Growth (“Acquiring Portfolio”) acquired all of the net assets of ING Legg Mason ClearBridge Aggressive Growth Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on January 11, 2011. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring

Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$6,695,528
Net realized and unrealized gain on investments	$22,530,036
Net increase in net assets resulting from operations	$29,225,564

71

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — REORGANIZATIONS (continued)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since January 21, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Large Cap Growth	ING Legg Mason ClearBridge Aggressive Growth Portfolio	$399,056	$451,129	$—	$9,148	2.7771

The net assets of Large Cap Growth after the acquisition were $850,184,801.

On January 21, 2011, Large Cap Value (“Acquiring Portfolio”) acquired all of the net assets of ING Lord Abbett Growth and Income Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on January 11, 2011. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring

Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$8,432,148
Net realized and unrealized gain on investments	$8,385,117
Net increase in net assets resulting from operations	$16,817,265

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since January 21, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Large Cap Value	ING Lord Abbett Growth and Income Portfolio	$158,095	$145,109	$40,529	$4,076	1.1202

The net assets of Large Cap Value after the acquisition were $303,203,745.

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Portfolios’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United

72

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman securities had market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents a realized loss to the Portfolios) and subject, in part, to the Portfolios’ continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Portfolios had complied with the requirements under the Capital Support Agreement and therefore the Portfolios could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

At December 31, 2011, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
BlackRock Large Cap Growth	$8,849,895	$9,039,895
Clarion Real Estate	33,570	34,475
Franklin Income	22,448,634	23,026,526
JPMorgan Small Cap Core Equity	18,987,084	19,543,021
Large Cap Value	9,618,253	9,897,839
Limited Maturity Bond	45,050,521	46,000,903
PIMCO High Yield	46,137,444	47,379,027
Templeton Global Growth	5,506,962	5,834,135
U.S. Stock Index	15,492,920	15,865,975

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Clarion Real Estate is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, the Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration. Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

73

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS (continued)

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios investments.

Emerging Markets Risk. Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investment by Funds-of-Funds (Franklin Mutual Shares. Templeton Global Growth, U.S. Stock Index). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of each Portfolio may be purchased by other investment companies. In some cases an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Franklin Income	$—	$29,285	$(29,285)
Franklin Mutual Shares	—	(6,778,381)	6,778,381
JPMorgan Small Cap Core Equity	—	8,369	(8,369)
Large Cap Growth	—	(15,888)	15,888
Large Cap Value	(3,648,529)	(46,871)	3,695,400
Limited Maturity Bond	—	(236,450)	236,450
PIMCO High Yield	—	5,032,918	(5,032,918)
Pioneer Fund	—	(9,819)	9,819
Templeton Global Growth	—	(623,502)	623,502
U.S. Stock Index	—	140,744	(140,744)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

74

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Long-term Capital Gains	Ordinary Income
BlackRock Large Cap Growth	$1,762,335	$—	$1,179,647
Clarion Real Estate	7,484,715	—	16,982,175
Franklin Income	46,460,999	—	41,016,753
Franklin Mutual Shares	17,375,380	—	2,649,441
JPMorgan Small Cap Core Equity	1,517,104	—	1,021,955
Large Cap Growth	28,377,206	32,716,514	1,547,448
Large Cap Value	2,984,710	—	3,391,414
Limited Maturity Bond	7,452,949	—	13,566,320
PIMCO High Yield	64,416,436	—	54,244,076
Pioneer Fund	1,258,733	—	1,008,987
Templeton Global Growth	9,399,307	—	9,562,228
U.S. Stock Index	110,987,612	127,328,733	55,090,368

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
BlackRock Large Cap Growth	$2,087,937	$—	$11,467,359	$(57,925,912)	Short-term	2016
				(9,163,641)	Short-term	2017

				$(67,089,553)

Clarion Real Estate	6,666,011	—	95,645,720	(333,691,717)	Short-term	2017
Franklin Income	47,902,234	—	(57,687,892)	(20,607,036)	Short-term	2016
				(41,925,368)	Short-term	2017

				$(62,532,404)

Franklin Mutual Shares	7,591,162	—	4,274,691	(45,928,660)	Short-term	2016
				(52,094,547)	Short-term	2017
				(1,241,056)	Long-term	N/A

				$(99,264,263)

JPMorgan Small Cap Core Equity	835,137	—	36,422,265	(19,747,865)	Short-term	2017
Large Cap Growth	8,144,294	11,809,390	59,616,232	—	—	—
Large Cap Value	8,339,065	—	3,785,426	(39,529,985)	Short-term	2016
				(22,962,480)	Short-term	2017

				$(62,492,465)

Limited Maturity Bond	3,229,210	—	(480,715)	(6,703,581)	Short-term	2017
PIMCO High Yield	8,848,946	—	20,349,713	(76,179,420)	Short-term	2017
Pioneer Fund	147,110	—	8,239,721	(3,621,782)	Short-term	2016
				(7,475,143)	Short-term	2017

				$(11,096,925)

Templeton Global Growth	10,428,694	—	(92,161,121)	(28,389,431)	Short-term	2017
U.S. Stock Index	10,640,670	115,435,067	382,714,059	—	—	—

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2011, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

75

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios’ tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Portfolios’ preenactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting this ASU.

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to December 31, 2011, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
PIMCO High Yield
Class ADV	$0.0785	February 1, 2012	Daily
Class I	$0.0837	February 1, 2012	Daily
Class S	$0.0815	February 1, 2012	Daily
Class S2	$0.0804	February 1, 2012	Daily

On January 12, 2012, the Board approved a proposal to reorganize ING American Funds Growth Portfolio (the “Disappearing Portfolio”), which is not included in this report, with and into Large Cap Growth (the “Reorganization”). If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about July 21, 2012.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

76

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.8%
		Consumer Discretionary: 20.4%
75,000	@	Apollo Group, Inc. - Class A	$4,040,250	1.2
12,000	@	Autozone, Inc.	3,899,640	1.2
63,000	@	Bed Bath & Beyond, Inc.	3,652,110	1.1
130,000		CBS Corp.-Class B	3,528,200	1.1
61,000		Coach, Inc.	3,723,440	1.2
121,000		Dish Network Corp.	3,446,080	1.1
118,000	L	Expedia, Inc.	3,424,360	1.1
89,000	L	Garmin Ltd.	3,543,090	1.1
101,000		Harley-Davidson, Inc.	3,925,870	1.2
60,000	@,L	ITT Educational Services, Inc.	3,413,400	1.1
75,000		Petsmart, Inc.	3,846,750	1.2
63,000		Time Warner Cable, Inc.	4,004,910	1.2
1,018,000		Other Securities	21,562,970	6.6
			66,011,070	20.4
		Consumer Staples: 9.2%
139,000		Coca-Cola Enterprises, Inc.	3,583,420	1.1
133,000		ConAgra Foods, Inc.	3,511,200	1.1
101,000		Dr Pepper Snapple Group, Inc.	3,987,480	1.2
175,000		Kroger Co.	4,238,500	1.3
125,000		Philip Morris International, Inc.	9,810,000	3.0
86,000		Other Securities	4,806,550	1.5
			29,937,150	9.2
		Energy: 5.3%
101,000		ExxonMobil Corp.	8,560,760	2.6
145,000		HollyFrontier Corp.	3,393,000	1.1
106,000		Other Securities	5,282,780	1.6
			17,236,540	5.3
		Financials: 2.0%
141,000		Discover Financial Services	3,384,000	1.0
127,000		Other Securities	3,112,770	1.0
			6,496,770	2.0

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: 20.1%
133,000		Abbott Laboratories	$7,478,590	2.3
98,000	@	Agilent Technologies, Inc.	3,423,140	1.1
58,000	@	AMERIGROUP Corp.	3,426,640	1.1
99,000		AmerisourceBergen Corp.	3,681,810	1.1
40,000	@	Biogen Idec, Inc.	4,402,000	1.4
88,000		Cardinal Health, Inc.	3,573,680	1.1
104,000		Eli Lilly & Co.	4,322,240	1.3
121,000	@	Gilead Sciences, Inc.	4,952,530	1.5
54,000		McKesson Corp.	4,207,140	1.3
164,000	@	Myriad Genetics, Inc.	3,434,160	1.1
220,000	@	Warner Chilcott PLC	3,328,600	1.0
713,000		Other Securities	18,878,920	5.8
			65,109,450	20.1
		Industrials: 6.3%
89,000		Chicago Bridge & Iron Co. NV	3,364,200	1.0
115,000		Iron Mountain, Inc.	3,542,000	1.1
55,000		Lockheed Martin Corp.	4,449,500	1.4
215,000		Other Securities	9,173,800	2.8
			20,529,500	6.3
		Information Technology: 30.3%
31,000	@	Apple, Inc.	12,555,000	3.9
274,000	@	Dell, Inc.	4,008,620	1.2
28,000		International Business Machines Corp.	5,148,640	1.6
169,000		Jabil Circuit, Inc.	3,322,540	1.0
78,000		KLA-Tencor Corp.	3,763,500	1.2
586,000	@	LSI Logic Corp.	3,486,700	1.1
145,000		Maxim Integrated Products	3,775,800	1.2
442,000		Microsoft Corp.	11,474,320	3.5
253,000	@	Nvidia Corp.	3,506,580	1.1
228,000	@	QLogic Corp.	3,420,000	1.0
244,000	@	Symantec Corp.	3,818,600	1.2
232,000		Western Union Co.	4,236,320	1.3

See Accompanying Notes to Financial Statements

77

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Information Technology: (continued)
121,000		Xilinx, Inc.	$3,879,260	1.2
1,642,000		Other Securities	31,935,630	9.8
			98,331,510	30.3
		Materials: 4.3%
27,000		CF Industries Holdings, Inc.	3,914,460	1.2
118,000		International Paper Co.	3,492,800	1.1
81,000	@	WR Grace & Co.	3,719,520	1.1
89,000		Other Securities	2,891,610	0.9
			14,018,390	4.3
		Telecommunications: 1.9%
548,000		Other Securities	6,144,410	1.9
		Total Common Stock (Cost $311,018,992)	323,814,790	99.8

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.0%
		Securities Lending Collateralcc(1): 2.8%
$2,146,975		Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,146,999, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,189,915, due 06/28/12-11/01/41)	$2,146,975	0.7

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$2,146,975	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,146,999, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $2,189,915, due 04/01/20-12/01/48)	$2,146,975	0.7
2,146,975	JPMorgan Chase & Co., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $2,146,987, collateralized by various U.S. Government Agency Obligations, 2.134%-5.939%, Market Value plus accrued interest $2,189,920, due 06/01/24-03/01/41)	2,146,975	0.6
2,146,975	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $2,146,994, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $2,189,915, due 11/15/12-10/01/44)	2,146,975	0.7

See Accompanying Notes to Financial Statements

78

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$451,995	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $451,995, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $461,035, due 08/15/12-11/15/40)	$451,995	0.1
		9,039,895	2.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
622,468	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $622,468)	$622,468	0.2
	Total Short-Term Investments (Cost $9,662,363)	9,662,363	3.0

	Total Investments in Securities (Cost $320,681,355)	$333,477,153	102.8
	Liabilities in Excess of Other Assets	(8,950,232)	(2.8)

	Net Assets	$324,526,921	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $322,010,709.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$25,780,009
Gross Unrealized Depreciation	(14,313,565)

Net Unrealized Appreciation	$11,466,444

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$323,814,790	$—	$—	$323,814,790
Short-Term Investments	622,468	9,039,895	—	9,662,363

Total Investments, at value	$324,437,258	$9,039,895	$—	$333,477,153

See Accompanying Notes to Financial Statements

79

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

ING BlackRock Large Cap Growth Portfolio

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$374,864	$—	$(374,864)	$—	$(93,716)	$93,716	$—	$—	$—

Total Investments, at value	$374,864	$—	$(374,864)	$—	$(93,716)	$93,716	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ 0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

80

ING CLARION REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.0%
		Consumer Discretionary: 1.2%
135,000		Starwood Hotels & Resorts Worldwide, Inc.	$6,475,950	1.2

		Financials: 97.8%
33,171		Alexandria Real Estate Equities, Inc.	2,287,804	0.4
155,600		American Campus Communities, Inc.	6,528,976	1.1
199,200		Associated Estates Realty Corp.	3,177,240	0.6
199,592		AvalonBay Communities, Inc.	26,066,715	4.6
323,196		Boston Properties, Inc.	32,190,322	5.7
274,520		BRE Properties, Inc.	13,857,770	2.4
302,300		CBL & Associates Properties, Inc.	4,746,110	0.8
305,100		Colonial Properties Trust	6,364,386	1.1
592,000		CubeSmart	6,298,880	1.1
568,800		DDR Corp.	6,922,296	1.2
58,057	L	Digital Realty Trust, Inc.	3,870,660	0.7
378,500		Douglas Emmett, Inc.	6,903,840	1.2
86,366		Equity Lifestyle Properties, Inc.	5,759,749	1.0
514,671		Equity Residential	29,351,687	5.2
76,900		Essex Property Trust, Inc.	10,805,219	1.9
136,488		Federal Realty Investment Trust	12,386,286	2.2
976,353		General Growth Properties, Inc.	14,664,822	2.6
693,852		HCP, Inc.	28,746,288	5.0
399,800		Health Care Real Estate Investment Trust, Inc.	21,801,094	3.8
65,047		Highwoods Properties, Inc.	1,929,945	0.3
1,443,268		Host Hotels & Resorts, Inc.	21,317,068	3.7
246,100		Hudson Pacific Properties, Inc.	3,484,776	0.6
190,900		Kilroy Realty Corp.	7,267,563	1.3
808,078		Kimco Realty Corp.	13,123,187	2.3
277,400		LaSalle Hotel Properties	6,715,854	1.2

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Financials: (continued)
401,045	Liberty Property Trust	$12,384,270	2.2
380,623	Macerich Co.	19,259,524	3.4
163,400	Pebblebrook Hotel Trust	3,134,012	0.5
177,300	Post Properties, Inc.	7,751,556	1.4
939,884	ProLogis, Inc.	26,871,284	4.7
212,364	Public Storage, Inc.	28,554,463	5.0
493,811	Simon Property Group, Inc.	63,671,990	11.2
236,954	SL Green Realty Corp.	15,790,615	2.8
207,598	Tanger Factory Outlet Centers, Inc.	6,086,773	1.1
154,274	Taubman Centers, Inc.	9,580,415	1.7
582,203	UDR, Inc.	14,613,295	2.6
496,295	Ventas, Inc.	27,360,743	4.8
326,333	Vornado Realty Trust	25,081,954	4.4
		556,709,431	97.8
	Total Common Stock (Cost $436,609,096)	563,185,381	99.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateralcc(1): 0.0%
$34,475	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $34,475, collateralized by various U.S. Government Agency Obligations, 0.000%-6.750%, Market Value plus accrued interest $35,164, due 01/03/12-03/01/47) (Cost $34,475)	34,475	0.0

See Accompanying Notes to Financial Statements

81

ING CLARION REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.8%
4,721,038	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,721,038)	$4,721,038	0.8
	Total Short-Term Investments (Cost $4,755,513)	4,755,513	0.8

	Total Investments in Securities (Cost $441,364,609)	$567,940,894	99.8
	Assets in Excess of Other Liabilities	1,121,891	0.2

	Net Assets	$569,062,785	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $472,295,174.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$129,445,666
Gross Unrealized Depreciation	(33,799,946)

Net Unrealized Appreciation	$95,645,720

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$563,185,381	$—	$—	$563,185,381
Short-Term Investments	4,721,038	34,475	—	4,755,513

Total Investments, at value	$567,906,419	$34,475	$—	$567,940,894

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$3,007,107	$—	$(3,007,107)	$—	$(751,776)	$751,776	$—	$—	$—

Total Investments, at value	$3,007,107	$—	$(3,007,107)	$—	$(751,776)	$751,776	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

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ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 54.2%
		Consumer Discretionary: 9.3%
$1,800,000	#,L	Academy Ltd. / Academy Finance Corp., 9.250%, 08/01/19	$1,786,500	0.2
3,300,000	#,±	American Airlines, Inc., 7.500%, 03/15/16	2,376,000	0.3
6,000,000	L	Cablevision Systems Corp., 7.750%-8.000%, 04/15/18-04/15/20	6,427,500	0.8
5,867,024		CCH II, LLC / CCH II Capital Corp., 13.500%, 11/30/16	6,805,748	0.9
2,000,000	#	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, 11/15/17	2,130,000	0.3
4,300,000	#	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	3,934,500	0.5
1,400,000	#	CityCenter Holdings LLC / CityCenter Finance Corp., 7.625%, 01/15/16	1,442,000	0.2
1,688,932	#,&,L	CityCenter Holdings LLC / CityCenter Finance Corp., 10.750%, 01/15/17	1,750,156	0.2
8,164,403		Clear Channel Communications, Inc., 3.946%, 11/13/15	6,057,530	0.8
5,300,000		Clear Channel Communications, Inc., 9.000%, 03/01/21	4,491,750	0.6
3,000,000	#	CSC Holdings LLC, 6.750%, 11/15/21	3,172,500	0.4
1,400,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.875%, 08/15/19	1,470,000	0.2

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$500,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.250%, 02/15/21	$445,000	0.1
1,000,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 08/15/19	975,000	0.1
29,194,865		Other Securities(a)	29,176,823	3.7
			72,441,007	9.3
		Consumer Staples: 0.9%
7,832,000		Other Securities(a)	7,383,570	0.9

		Energy: 7.4%
1,300,000	#	Antero Resources Finance Corp., 7.250%, 08/01/19	1,339,000	0.2
1,100,000	#	Arch Coal, Inc., 7.250%, 06/15/21	1,135,750	0.1
1,000,000	#	Calpine Corp., 7.875%, 01/15/23	1,080,000	0.1
6,000,000		Chesapeake Energy Corp., 7.250%, 12/15/18	6,660,000	0.8
6,300,000		Chesapeake Energy Corp., 6.875%, 08/15/18-11/15/20	6,772,500	0.9
7,000,000	±	Dynegy Holdings, Inc., 7.500%, 06/01/15	4,655,000	0.6
4,000,000	±	Dynegy Holdings, Inc., 7.750% - 8.375%, 05/01/16-06/01/19	2,655,000	0.3
1,500,000	#	Expro Finance Luxembourg SCA, 8.500%, 12/15/16	1,327,500	0.2
1,500,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 02/01/18	1,443,750	0.2
1,100,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	1,116,500	0.1
2,000,000	#	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	2,045,000	0.3

See Accompanying Notes to Financial Statements

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ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
$500,000	#	Green Field Energy Services, Inc., 13.000%, 11/15/16	$487,500	0.1
4,000,000	#	SandRidge Energy, Inc., 8.000%, 06/01/18	4,060,000	0.5
3,200,000	#	SandRidge Energy, Inc., 9.875%, 05/15/16	3,440,000	0.5
2,000,000	#	W&T Offshore, Inc., 8.500%, 06/15/19	2,080,000	0.3
16,700,000		Other Securities(a)	17,184,500	2.2
			57,482,000	7.4
		Financials: 12.5%
1,500,000	L	Bank of America Corp., 8.125%, 12/29/49	1,348,125	0.2
EUR900,000	#	Boparan Holdings Ltd., 9.750%, 04/30/18	946,418	0.1
GBP1,000,000	#	Boparan Holdings Ltd., 9.875%, 04/30/18	1,257,920	0.2
3,600,000	#	CEVA Group PLC, 11.500%, 04/01/18	3,267,000	0.4
12,000,000	#	CIT Group, Inc., 7.000%, 05/04/15	12,030,000	1.5
10,000,000	#	CIT Group, Inc., 7.000%, 05/02/16	10,012,500	1.3
8,500,000	#	CIT Group, Inc., 7.000%, 05/02/17	8,500,000	1.1
4,300,000		Ford Motor Credit Co., LLC, 12.000%, 05/15/15	5,300,460	0.7
1,500,000	#	Forest City Enterprises, Inc., 4.250%, 08/15/18	1,316,250	0.2
4,500,000		iStar Financial, Inc., 1.081%, 10/01/12	4,050,000	0.5
5,000,000	L	iStar Financial, Inc., 8.625%, 06/01/13	4,675,000	0.6
12,500,000		JPMorgan Chase & Co., 7.900%, 04/29/49	13,353,525	1.7
2,000,000	#	Liberty Mutual Group, Inc., 10.750%, 06/15/58	2,530,000	0.3
2,000,000	#	M&T Bank Corp., 6.875%, 12/29/49	1,960,000	0.2

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$1,000,000	#,L	Petroplus Finance Ltd., 6.750%, 05/01/14	$610,000	0.1
1,500,000	#	Petroplus Finance Ltd., 7.000%, 05/01/17	765,000	0.1
1,500,000	#,L	Petroplus Finance Ltd., 9.375%, 09/15/19	780,000	0.1
2,100,000	#	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, 12/01/17	2,228,625	0.3
2,500,000	#	UPCB Finance III Ltd., 6.625%, 07/01/20	2,475,000	0.3
20,759,714		Other Securities	20,377,608	2.6
			97,783,431	12.5
		Health Care: 4.9%
1,000,000	#	Chiron Merger Sub, Inc., 10.500%, 11/01/18	982,500	0.1
6,000,000		HCA, Inc., 6.500%-7.875%, 02/15/16-02/15/20	6,315,000	0.8
8,100,000		HCA, Inc., 6.500%-8.500%, 04/15/19 - 02/15/22	8,466,000	1.1
600,000	#	Health Management Associates, Inc., 7.375%, 01/15/20	625,500	0.1
2,100,000	#	Mylan, Inc., 6.000%, 11/15/18	2,170,875	0.3
5,000,000		Tenet Healthcare Corp., 9.250%, 02/01/15	5,281,250	0.7
2,750,000		Tenet Healthcare Corp., 10.000%, 05/01/18	3,155,625	0.4
11,075,000		Other Securities(a)	11,205,130	1.4
			38,201,880	4 .9
		Industrials: 3.2%
1,600,000	#	Abengoa Finance SAU, 8.875%, 11/01/17	1,608,000	0.2
1,000,000	#	Calpine Corp., 7.500%, 02/15/21	1,075,000	0.1
1,400,000	#	Cemex SAB de CV, 3.250%, 03/15/16	918,750	0.1

See Accompanying Notes to Financial Statements

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Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrials: (continued)
$805,000	#	Cemex SAB de CV, 3.750%, 03/15/18	$526,269	0.1
3,000,000	#,L	Cemex SAB de CV, 9.000%, 01/11/18	2,407,500	0.3
1,100,000	#	CEVA Group PLC, 8.375%, 12/01/17	1,036,750	0.1
2,500,000	#	CHC Helicopter S.A., 9.250%, 10/15/20	2,262,500	0.3
1,000,000	#	NXP BV/NXP Funding, LLC, 9.750%, 08/01/18	1,095,000	0.2
13,539,000		Other Securities(a)	13,788,145	1.8
			24,717,914	3.2
		Information Technology: 5.0%
3,498,303		First Data Corp., 3.044%, 09/24/14	3,164,653	0.4
348,735		First Data Corp., 3.044%, 09/24/14	315,847	0.1
6,400,000		First Data Corp., 12.625%, 01/15/21	5,600,000	0.7
4,179,000	#	First Data Corp., 8.250%, 01/15/21	3,761,100	0.5
3,187,000	#,&	First Data Corp., 8.750%, 01/15/22	2,756,755	0.3
6,000,000	&,L	First Data Corp., 9.875%-11.250%, 09/24/15-03/31/16	5,374,375	0.7
1,000,000	L	Freescale Semiconductor, Inc., 10.125%, 12/15/16	1,057,500	0.2
3,000,000	#	Freescale Semiconductor, Inc., 9.250%, 04/15/18	3,221,250	0.4
4,426,000	#,L	Freescale Semiconductor, Inc., 10.125%, 03/15/18	4,846,470	0.6
800,000	#,L	Sterling Merger, Inc., 11.000%, 10/01/19	784,000	0.1
7,948,571		Other Securities(a)	8,193,072	1.0
			39,075,022	5.0
		Materials: 2.0%
3,000,000	#	Dynacast International LLC / Dynacast Finance, Inc., 9.250%, 07/15/19	2,835,000	0.4

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
EUR3,220,000	#	Ineos Group Holdings PLC, 7.875%, 02/15/16	$3,104,769	0.4
EUR2,500,000	#	Kerling PLC, 10.625%, 02/01/17	2,879,700	0.4
EUR2,000,000	#	Kinove German Bondco GmbH, 10.000%, 06/15/18	2,316,702	0.3
$1,000,000	#	Sealed Air Corp., 8.125%, 09/15/19	1,100,000	0.1
500,000	#	Sealed Air Corp., 8.375%, 09/15/21	555,000	0.1
3,000,000		Other Securities	2,827,500	0.3
			15,618,671	2.0
		Media: 0.6%
5,000,000		Cumulus Media, Inc., 7.500%, 03/01/19	4,858,335	0.6

		Telecommunications: 3.6%
2,500,000		Freescale Semiconductor, Inc., 8.050%, 02/01/20	2,362,500	0.3
5,980,000	L	Freescale Semiconductor, Inc., 10.750%, 08/01/20	6,264,050	0.8
3,500,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	3,683,750	0.5
3,500,000	#	Sprint Nextel Corp., 11.500%, 11/15/21	3,473,750	0.4
4,250,000		UPC Germany GmbH, 8.125%-9.625%, 12/01/17-12/01/19	5,706,821	0.8
6,200,000		Other Securities	6,203,982	0.8
			27,694,853	3.6
		Utilities: 4.8%
800,000	#	Calpine Corp., 7.875%, 07/31/20	866,000	0.1
1,500,000	#	Intergen NV, 9.000%, 06/30/17	1,586,250	0.2
1,000,000		GenOn Energy, Inc., 7.625%, 06/15/14	1,005,000	0.1

See Accompanying Notes to Financial Statements

85

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Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
$4,600,000		GenOn Energy, Inc., 7.875%, 06/15/17	$4,462,000	0.6
10,878,053		Texas Competitive Electric Holdings Co. LLC, 4.776%, 10/10/17	6,925,697	0.9
11,542,971		Texas Competitive Electric Holdings Co. LLC - TL, 4.776%, 10/10/17	7,349,029	1.0
1,100,000	#	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc., 11.500%, 10/01/20	939,125	0.1
15,000,000		Texas Competitive Electric Holdings Co., LLC, 10.250%, 11/01/15	5,400,000	0.7
376,535	&,L	Texas Competitive Electric Holdings Co., LLC, 10.500%, 11/01/16	136,494	0.0
11,860,000		Other Securities(a)	8,882,406	1.1
			37,552,001	4.8
		Total Corporate Bonds/Notes (Cost $436,939,736)	422,808,684	54.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.3%
2,865,974	#	Banc of America Large Loan, Inc., 2.028%, 11/15/15	2,595,628	0.3
		Total Collateralized Mortgage Obligations (Cost $2,568,648)	2,595,628	0.3

Principal Amount†			Value	Percentage of Net Assets

MUNICIPAL BONDS: 0.2%
		California: 0.2%
$1,130,000		Other Securities	$1,279,104	0.2
		Total Municipal Bonds (Cost $1,131,304)	1,279,104	0.2

STRUCTURED PRODUCTS: 0.4%
		Materials: 0.4%
50,000	#,@,Z	Newmont Mining Corp. Equity Linked Note (Counterpary: UBS Warburg AG), 09/14/12	3,040,500	0.4
		Total Structured Products (Cost $3,165,000)	3,040,500	0.4

Shares			Value	Percentage of Net Assets

COMMON STOCK: 35.8%
		Consumer Discretionary: 1.3%
75,000	@	Charter Communications, Inc.	$4,270,500	0.5
424,894		Other Securities(a)	6,137,780	0.8
			10,408,280	1.3
		Consumer Staples: 1.1%
73,900		PepsiCo, Inc.	4,903,265	0.7
150,000		Other Securities	3,277,489	0.4
			8,180,754	1.1
		Energy: 6.1%
150,000		BP PLC ADR	6,411,000	0.8
365,000		Canadian Oil Sands Ltd.	8,330,061	1.1
160,000		ConocoPhillips	11,659,200	1.5
56,235		ExxonMobil Corp.	4,766,479	0.6
563,753		Other Securities	16,437,303	2.1
			47,604,043	6.1
		Financials: 4.6%
200,000		JPMorgan Chase & Co.	6,650,000	0.9
365,500		Wells Fargo & Co.	10,073,180	1.3
2,755,586		Other Securities(a)	19,045,040	2.4
			35,768,220	4.6

See Accompanying Notes to Financial Statements

86

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Health Care: 6.3%
150,000	Johnson & Johnson	$9,837,000	1.3
410,200	Merck & Co., Inc.	15,464,540	2.0
378,100	Pfizer, Inc.	8,182,084	1.0
92,800	Roche Holding AG - Genusschein	15,694,183	2.0
		49,177,807	6.3
	Industrials: 1.4%
469,500	General Electric Co.	8,408,745	1.1
32,100	Other Securities	2,499,435	0.3
		10,908,180	1.4
	Information Technology: 1.3%
300,000	Intel Corp.	7,275,000	0.9
270,500	Other Securities	2,866,640	0.4
		10,141,640	1.3
	Materials: 0.9%
110,000	Barrick Gold Corp.	4,977,500	0.6
70,000	Other Securities	2,415,900	0.3
		7,393,400	0.9
	Telecommunications: 3.0%
275,000	AT&T, Inc.	8,316,000	1.1
2,750,000	Vodafone Group PLC	7,667,235	1.0
1,232,405	Other Securities	7,067,761	0.9
		23,050,996	3.0
	Utilities: 9.8%
150,000	American Electric Power Co., Inc.	6,196,500	0.8
200,000	Duke Energy Corp.	4,400,000	0.6
85,000	Entergy Corp.	6,209,250	0.8
102,000	NextEra Energy, Inc.	6,209,760	0.8
200,000	Pacific Gas & Electric Co.	8,244,000	1.1
100,000	Pinnacle West Capital Corp.	4,818,000	0.6
120,000	Progress Energy, Inc.	6,722,400	0.9
175,000	Public Service Enterprise Group, Inc.	5,776,750	0.7
105,000	Sempra Energy	5,775,000	0.7
125,000	Southern Co.	5,786,250	0.7
200,000	Xcel Energy, Inc.	5,528,000	0.7

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Utilities: (continued)
523,400		Other Securities	$10,924,688	1.4
			76,590,598	9.8
		Total Common Stock (Cost $294,615,662)	279,223,918	35.8

PREFERRED STOCK: 4.9%
		Consumer Discretionary: 0.2%
30,000		Other Securities	1,027,500	0.2

		Energy: 0.8%
3,500	#	Chesapeake Energy Corp.	3,438,750	0.4
25,000		Other Securities	2,984,375	0.4
			6,423,125	0.8

		Financials: 3.3%
1,839	#,P	Ally Financial, Inc.	1,318,391	0.2
9,300		Bank of America Corp.	7,328,586	0.9
8,000		Wells Fargo & Co.	8,516,000	1.1
752,110		Other Securities(a)	8,756,355	1.1
			25,919,332	3.3
		Health Care: 0.3%
2,500		Tenet Healthcare Corp.	2,137,500	0.3

		Materials: 0.2%
33,000		Other Securities	1,575,090	0.2

		Utilities: 0.1%
20,000		Other Securities	1,012,200	0.1
		Total Preferred Stock (Cost $56,147,172)	38,094,747	4.9

WARRANTS: 0.1%
		Consumer Discretionary: 0.1%
47,517		Other Securities	657,246	0.1

		Energy: 0.0%
500		Other Securities	23,000	0.0
		Total Warrants (Cost $10,350,763)	680,246	0.1
		Total Long-Term Investments (Cost $804,918,285)	747,722,827	95.9

See Accompanying Notes to Financial Statements

87

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.1%
		U.S. Government Agency Obligations: 0.1%
$835,000	Z	Federal Home Loan Bank Discount Note, 3.900%, 01/03/12 (Cost $835,000)	$835,000	0.1

		Securities Lending Collateralcc(1) : 3.0%
5,468,800		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $5,468,872, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $5,578,176, due 06/01/17-09/01/44)	5,468,800	0.7
5,468,800		Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $5,468,848, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $5,578,176, due 01/19/12-12/20/41)	5,468,800	0.7

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1) : (continued)
$5,468,800	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $5,468,860, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $5,578,177, due 06/28/12-11/01/41)	$5,468,800	0.7
5,468,800	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $5,468,860, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $5,578,176, due 04/01/20-12/01/48)	5,468,800	0.7

See Accompanying Notes to Financial Statements

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Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$1,151,326	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $1,151,339, collateralized by various U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $1,174,353, due 08/01/13-10/01/47)	$1,151,326	0.2
		23,026,526	3.0
	Total Short-Term Investments (Cost $23,861,526)	23,861,526	3.1

	Total Investments in Securities (Cost $828,779,811)	$771,584,353	99.0
	Assets in Excess of Other Liabilities	8,155,039	1.0

	Net Assets	$779,739,392	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
&	Payment-in-kind
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.
EUR	EU Euro
GBP	British Pound

Cost for federal income tax purposes is $829,250,494.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$57,634,532
Gross Unrealized Depreciation	(115,300,673)

Net Unrealized Depreciation	$(57,666,141)

See Accompanying Notes to Financial Statements

89

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$10,408,280	$—	$—	$10,408,280
Consumer Staples	4,903,265	3,277,489	—	8,180,754
Energy	47,604,043	—	—	47,604,043
Financials	26,010,812	9,757,408	—	35,768,220
Health Care	33,483,624	15,694,183	—	49,177,807
Industrials	10,908,180	—	—	10,908,180
Information Technology	10,141,640	—	—	10,141,640
Materials	7,393,400	—	—	7,393,400
Telecommunications	11,813,065	11,237,931	—	23,050,996
Utilities	76,590,598	—	—	76,590,598

Total Common Stock	239,256,907	39,967,011	—	279,223,918

Preferred Stock	12,706,890	25,387,857	—	38,094,747
Warrants	657,246	—	23,000	680,246
Corporate Bonds/Notes	—	422,808,684	—	422,808,684
Collateralized Mortgage Obligations	—	2,595,628	—	2,595,628
Municipal Bonds	—	1,279,104	—	1,279,104
Structured Products	—	3,040,500	—	3,040,500
Short-Term Investments	—	23,861,526	—	23,861,526

Total Investments, at value	$252,621,043	$518,940,310	$23,000	$771,584,353

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Common Stock	$—	$4	$(12,524)	$—	$12,522	$(2)	$—	$—	$—
Warrants	—	19,493	—	—	—	3,507	—	—	23,000
Short-Term Investments	209,800	—	(209,800)	—	(52,451)	52,451	—	—	—

Total Investments, at value	$209,800	$19,497	$(222,324)	$—	$(39,929)	$55,956	$—	$—	$23,000

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ 3,507 .

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

90

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 86.3%
		Consumer Discretionary: 7.3%
351,622		British Sky
		Broadcasting PLC	$4,000,479	0.9
378,413		News Corp. - Class A	6,750,888	1.5
18,748		News Corp. - Class B	340,839	0.1
92,129		Time Warner Cable, Inc.	5,856,640	1.3
133,321		Viacom - Class B	6,054,107	1.4
3,149,933		Other Securities	9,487,731	2.1
			32,490,684	7.3
		Consumer Staples: 20.6%
236,932		Altria Group, Inc.	7,025,034	1.6
82		British American Tobacco PLC ADR	7,780	0.0
257,358		British American
		Tobacco PLC	12,209,068	2.7
313,189		CVS Caremark Corp.	12,771,847	2.8
106,357		Dr Pepper Snapple Group, Inc.	4,198,974	0.9
105,768		General Mills, Inc.	4,274,085	1.0
263,957		Imperial Tobacco Group PLC	9,988,195	2.2
264,113		Kraft Foods, Inc.	9,867,262	2.2
236,118		Kroger Co.	5,718,778	1.3
34,851		Lorillard, Inc.	3,973,014	0.9
51,222		PepsiCo, Inc.	3,398,580	0.8
74,479		Pernod-Ricard S.A.	6,893,678	1.5
50,940		Philip Morris International, Inc.	3,997,771	0.9
52,921		Wal-Mart Stores, Inc.	3,162,559	0.7
161,178		Other Securities	5,069,139	1.1
			92,555,764	20.6
		Energy: 9.3%
52,370		Apache Corp.	4,743,674	1.0
269,446		Marathon Oil Corp.	7,886,684	1.8
219,663		Royal Dutch Shell PLC	8,006,883	1.8
92,015		Transocean Ltd.	3,532,456	0.8
121,190		Williams Cos., Inc.	4,001,694	0.9
701,482		Other Securities	13,519,712	3.0
			41,691,103	9.3
		Financials: 13.0%
80,913		ACE Ltd.	5,673,619	1.3
9,488		Alexander’s, Inc.	3,510,845	0.8
161,820	@	American International Group, Inc.	3,754,224	0.8

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
49,872	#,@	Bond Street Holdings, LLC	$960,036	0.2
228,990		Morgan Stanley	3,464,619	0.8
118,630		PNC Financial Services Group, Inc.	6,841,392	1.5
20,198	@	White Mountains Insurance Group Ltd.	9,158,985	2.0
1,388,225		Other Securities	24,957,830	5.6
			58,321,550	13.0
		Health Care: 13.2%
107,546		Amgen, Inc.	6,905,529	1.5
128,294		Eli Lilly & Co.	5,331,898	1.2
163,828		Medtronic, Inc.	6,266,421	1.4
316,372		Merck & Co., Inc.	11,927,224	2.7
476,714		Pfizer, Inc.	10,316,091	2.3
662,775	@	Tenet Healthcare Corp.	3,400,036	0.7
105,482		UnitedHealth Group, Inc.	5,345,828	1.2
716,301		Other Securities	9,824,872	2.2
			59,317,899	13.2
		Industrials: 5.5%
681		AP Moller - Maersk A/S - Class B	4,479,398	1.0
115,723	@	Owens Corning, Inc.	3,323,564	0.7
116,420		Raytheon Co.	5,632,400	1.3
678,814		Other Securities	11,423,487	2.5
			24,858,849	5.5
		Information Technology: 7.9%
278,430		Cisco Systems, Inc.	5,034,014	1.1
6,032	@	Google, Inc. - Class A	3,896,069	0.9
376,221		Microsoft Corp.	9,766,697	2.2
113,222	@	TE Connectivity Ltd.	3,488,370	0.8
845,342		Xerox Corp.	6,728,922	1.5
249,453		Other Securities	6,501,309	1.4
			35,415,381	7.9
		Materials: 3.8%
207,043		International Paper Co.	6,128,473	1.4
31,279		Linde AG	4,648,439	1.0
204,974		Other Securities	6,381,043	1.4
			17,157,955	3.8

See Accompanying Notes to Financial Statements

91

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Telecommunications: 2.2%
3,024,624		Vodafone Group PLC	$8,432,910	1.9
2,004,569		Other Securities	1,187,008	0.3
			9,619,918	2.2
		Utilities: 3.5%
177,712		E.ON AG	3,829,711	0.9
98,032		Exelon Corp.	4,251,648	0.9
282,425		Other Securities	7,494,061	1.7
			15,575,420	3.5
		Total Common Stock (Cost $378,516,504)	387,004,523	86.3

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 4.8%
		Consumer Discretionary: 2.4%
$5,513,322	&	Clear Channel Communications, Inc., 3.946%-11.000%, 01/29/16-03/01/21	$3,983,500	0.9
166,358		Realogy Corp., 3.528%, 10/10/13	155,025	0.0
4,689,803		Realogy Corp., 4.691%, 10/10/16	4,208,259	1.0
3,930,000		Other Securities	2,379,210	0.5
			10,725,994	2.4
		Financials: 0.7%
467,000	#	Realogy Corp., 7.875%, 02/15/19	408,625	0.1
1,611,132		Realogy Corp., –%- 13.500%, 10/10/13 - 10/15/17	1,493,811	0.3
2,700,269		Other Securities(a)	1,426,279	0.3
			3,328,715	0.7
		Utilities: 1.7%
6,400,233		Texas Competitive Electric Holdings Co. LLC, 4.795%, 10/10/17	4,074,817	0.9
3,208,000	#	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc., 11.500%, 10/01/20	2,738,830	0.6

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
969,000	Other Securities	821,600	0.2
		7,635,247	1.7
	Total Corporate Bonds/Notes (Cost $25,224,355)	$21,689,956	4.8
	Total Long-Term Investments (Cost $403,740,859)	408,694,479	91.1

SHORT-TERM INVESTMENTS: 5.4%
	U.S. Treasury Bills: 5.4%
$3,000,000	United States Treasury Bill, 0.050%, 05/10/12	2,999,706	0.7
5,000,000	United States Treasury Bill, 0.100%, 01/05/12	4,999,997	1.1
3,000,000	United States Treasury Bill, 0.100%, 02/23/12	2,999,968	0.7
10,000,000	United States Treasury Bill, 0.100%, 03/22/12	9,999,670	2.2
3,000,000	United States Treasury Bill, 0.180%, 06/28/12	2,999,151	0.7
		23,998,492	5.4
	Total Short-Term Investments (Cost $23,998,642)	23,998,492	5.4

	Total Investments in Securities (Cost $427,739,501)	$432,692,971	96.5
	Assets in Excess of Other Liabilities	15,845,297	3.5

	Net Assets	$448,538,268	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
&	Payment-in-kind
ADR	American Depositary Receipt
(a)	The grouping contains securities in default.

See Accompanying Notes to Financial Statements

92

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Cost for federal income tax purposes is $428,254,949.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$52,817,967
Gross Unrealized Depreciation	(48,379,945)

Net Unrealized Appreciation	$4,438,022

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$27,797,583	$4,449,340	$243,761	$32,490,684
Consumer Staples	63,464,823	29,090,941	—	92,555,764
Energy	31,143,433	10,547,670	—	41,691,103
Financials	48,780,287	9,541,263	—	58,321,550
Health Care	59,317,899	—	—	59,317,899
Industrials	18,774,843	6,084,006	—	24,858,849
Information Technology	33,991,661	1,423,720	—	35,415,381
Materials	9,555,920	7,602,035	—	17,157,955
Telecommunications	—	9,619,918	—	9,619,918
Utilities	9,220,082	6,355,338	—	15,575,420

Total Common Stock	302,046,531	84,714,231	243,761	387,004,523

Corporate Bonds/Notes	—	21,689,956	—	21,689,956
Short-Term Investments	—	23,998,492	—	23,998,492

Total Investments, at value	$302,046,531	$130,402,679	$243,761	$432,692,971

Other Financial Instruments+
Forward Foreign Currency Contracts	—	3,476,101	—	3,476,101

Total Assets	$302,046,531	$133,878,780	$243,761	$436,169,072

Liabilities Table
Other Financial Instruments+
Written Options	(28,200)	—	—	(28,200)
Forward Foreign Currency Contracts	—	(534,468)	—	(534,468)

Total Liabilities	$(28,200)	$(534,468)	$—	$(562,668)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Common Stock	$951,946	$—	$(215,056)	$—	$—	$(493,129)	$—	$—	$243,761
Rights	—	—	—	13,270	—	(13,270)	—	—	—
Corporate Bonds/Notes	742,775	—	(1,005,987)	(15,205)	20,123	258,294	—	—	—

Total Investments, at value	$1,694,721	$—	$(1,221,043)	$(1,935)	$20,123	$(248,105)	$—	$—	$243,761

See Accompanying Notes to Financial Statements

93

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ (493,129).

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011, the following forward foreign currency contracts were outstanding for the ING Franklin Mutual Shares Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	Japanese Yen	1,586,615	Buy	01/20/12	$20,396	$20,620	$224
Bank of America	Swiss Franc	47,482	Buy	02/10/12	50,780	50,590	(190)
Bank of America	Japanese Yen	3,542,257	Buy	01/20/12	46,086	46,036	(50)
Bank of America	Swiss Franc	195,922	Buy	02/10/12	213,739	208,746	(4,993)
Bank of America	Swiss Franc	116,000	Buy	02/10/12	126,715	123,593	(3,122)
Bank of America	Swiss Franc	270,600	Buy	02/10/12	298,692	288,312	(10,380)
Bank of America	EU Euro	1,019,400	Buy	03/15/12	1,404,071	1,320,244	(83,827)
Bank of America	Swiss Franc	161,750	Buy	02/10/12	179,155	172,337	(6,818)
Bank of America	Swiss Franc	73,446	Buy	02/10/12	83,000	78,254	(4,746)
Bank of America	EU Euro	175,283	Buy	03/15/12	238,895	227,012	(11,883)
Barclays Bank PLC	Australian Dollar	1,899,225	Buy	02/23/12	1,899,225	1,930,404	31,179
Barclays Bank PLC	British Pound	452,500	Buy	02/21/12	706,701	702,387	(4,314)
Barclays Bank PLC	EU Euro	824,770	Buy	03/15/12	1,114,149	1,068,175	(45,974)
Barclays Bank PLC	EU Euro	212,513	Buy	03/15/12	287,918	275,229	(12,689)
Barclays Bank PLC	Swiss Franc	111,100	Buy	02/10/12	121,738	118,372	(3,366)
Barclays Bank PLC	Swiss Franc	205,674	Buy	02/10/12	230,429	219,136	(11,293)
Barclays Bank PLC	Swiss Franc	144,018	Buy	02/10/12	161,307	153,445	(7,862)
Barclays Bank PLC	Swiss Franc	389,930	Buy	02/10/12	431,458	415,453	(16,005)
Deutsche Bank AG	Japanese Yen	1,498,460	Buy	01/20/12	19,237	19,474	237
Deutsche Bank AG	EU Euro	159,150	Buy	03/15/12	206,959	206,118	(841)
Deutsche Bank AG	Swiss Franc	350,000	Buy	02/10/12	382,661	372,909	(9,752)
Deutsche Bank AG	Swiss Franc	240,000	Buy	02/10/12	261,224	255,709	(5,515)
Deutsche Bank AG	Swiss Franc	210,000	Buy	02/10/12	229,645	223,746	(5,899)
Deutsche Bank AG	Swiss Franc	105,814	Buy	02/10/12	116,846	112,741	(4,105)
Deutsche Bank AG	EU Euro	670,260	Buy	03/15/12	871,633	868,066	(3,567)
Deutsche Bank AG	Swiss Franc	129,767	Buy	02/10/12	144,097	138,260	(5,837)
Deutsche Bank AG	Swiss Franc	73,430	Buy	02/10/12	83,000	78,236	(4,764)
Deutsche Bank AG	EU Euro	352,840	Buy	03/15/12	467,213	456,970	(10,243)
Deutsche Bank AG	EU Euro	271,814	Buy	03/15/12	370,545	352,031	(18,514)
Deutsche Bank AG	Swiss Franc	400,000	Buy	02/10/12	550,509	426,182	(124,327)
Deutsche Bank AG	Swiss Franc	100,000	Buy	02/10/12	132,947	106,546	(26,401)
HSBC	EU Euro	212,519	Buy	03/15/12	287,884	275,238	(12,646)
State Street Bank	Swiss Franc	41,200	Buy	02/10/12	44,089	43,897	(192)
State Street Bank	Swiss Franc	116,830	Buy	02/10/12	127,549	124,477	(3,072)
State Street Bank	EU Euro	366,258	Buy	03/15/12	473,729	474,347	618
State Street Bank	Swiss Franc	69,450	Buy	02/10/12	75,599	73,996	(1,603)
State Street Bank	Swiss Franc	103,280	Buy	02/10/12	115,204	110,041	(5,163)
State Street Bank	EU Euro	165,898	Buy	03/15/12	223,521	214,858	(8,663)
State Street Bank	Swiss Franc	38,000	Buy	02/10/12	51,357	40,487	(10,870)

							$(493,991)

See Accompanying Notes to Financial Statements

94

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	Swiss Franc	53,500	Sell	02/10/12	$57,326	$57,002	$324
Bank of America	Swiss Franc	29,013	Sell	02/10/12	31,374	30,911	463
Bank of America	British Pound	19,579,701	Sell	02/21/12	30,877,189	30,392,315	484,874
Bank of America	EU Euro	111,536	Sell	03/15/12	149,500	144,453	5,047
Bank of America	EU Euro	70,260	Sell	03/15/12	94,298	90,995	3,303
Bank of America	Swiss Franc	107,000	Sell	02/10/12	124,920	114,004	10,916
Bank of America	EU Euro	17,469,945	Sell	03/15/12	23,898,884	22,625,652	1,273,232
Bank of America	Australian Dollar	1,751,325	Sell	02/23/12	1,791,605	1,780,076	11,529
Barclays Bank PLC	EU Euro	55,768	Sell	03/15/12	74,632	72,226	2,406
Barclays Bank PLC	EU Euro	140,520	Sell	03/15/12	188,868	181,991	6,877
Barclays Bank PLC	EU Euro	95,814	Sell	03/15/12	129,326	124,090	5,236
Barclays Bank PLC	Swiss Franc	92,000	Sell	02/10/12	103,290	98,022	5,268
Barclays Bank PLC	Swiss Franc	48,894	Sell	02/10/12	54,219	52,095	2,124
Barclays Bank PLC	Australian Dollar	105,460	Sell	02/23/12	101,778	107,192	(5,414)
Barclays Bank PLC	Swiss Franc	123,550	Sell	02/10/12	155,782	131,638	24,144
Barclays Bank PLC	Swiss Franc	31,094	Sell	02/10/12	38,945	33,129	5,816
Barclays Bank PLC	EU Euro	318,892	Sell	03/15/12	442,057	413,002	29,055
Barclays Bank PLC	Swiss Franc	2,353,535	Sell	02/10/12	3,104,518	2,507,585	596,933
Deutsche Bank AG	Swiss Franc	29,093	Sell	02/10/12	31,423	30,997	426
Deutsche Bank AG	British Pound	701,940	Sell	02/21/12	1,101,227	1,089,576	11,651
Deutsche Bank AG	Japanese Yen	52,366,357	Sell	01/20/12	683,273	680,559	2,714
Deutsche Bank AG	EU Euro	223,073	Sell	03/15/12	298,971	288,906	10,065
Deutsche Bank AG	EU Euro	660,686	Sell	03/15/12	888,491	855,667	32,824
Deutsche Bank AG	Swiss Franc	22,206	Sell	02/10/12	24,667	23,660	1,007
Deutsche Bank AG	Swiss Franc	29,522	Sell	02/10/12	32,322	31,454	868
Deutsche Bank AG	EU Euro	550,000	Sell	03/15/12	780,725	712,315	68,410
Deutsche Bank AG	Australian Dollar	42,440	Sell	02/23/12	40,958	43,136	(2,178)
Deutsche Bank AG	EU Euro	775,000	Sell	03/15/12	1,068,849	1,003,717	65,132
Deutsche Bank AG	EU Euro	1,258,000	Sell	03/15/12	1,690,680	1,629,259	61,421
Deutsche Bank AG	Swiss Franc	62,402	Sell	02/10/12	77,891	66,487	11,404
Deutsche Bank AG	EU Euro	318,892	Sell	03/15/12	441,936	413,003	28,933
Deutsche Bank AG	Swiss Franc	2,430,465	Sell	02/10/12	3,199,622	2,589,551	610,071
Deutsche Bank AG	Norwegian Krone	1,943,480	Sell	06/19/12	322,676	323,109	(433)
HSBC	Japanese Yen	2,300,000	Sell	01/20/12	29,697	29,891	(194)
HSBC	EU Euro	95,814	Sell	03/15/12	129,275	124,089	5,186
HSBC	EU Euro	370,000	Sell	03/15/12	511,939	479,194	32,745
State Street Bank	EU Euro	660,686	Sell	03/15/12	889,033	855,667	33,366
State Street Bank	Norwegian Krone	112,600	Sell	06/19/12	18,793	18,720	73

							$3,435,624

ING Franklin Mutual Shares Portfolio Written Options Open on December 31, 2011:

Exchange-Traded Options

Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
Call on Google, Inc.	645.00	02/18/12	10	$20,250	$(28,200)

				$20,250	$(28,200)

See Accompanying Notes to Financial Statements

95

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$3,476,101

Total Asset Derivatives		$3,476,101

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$534,468
Equity contracts	Written options, at fair value	28,200

Total Liability Derivatives		$562,668

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign currency related transactions*	Written options	Total
Equity contracts	$—	$16,735	$16,735
Foreign exchange contracts	(6,105,571)	—	(6,105,571)

Total	$(6,105,571)	$16,735	$(6,088,836)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign currency related transactions*	Written options	Total
Equity contracts	$—	$(7,950)	$(7,950)
Foreign exchange contracts	4,586,362	—	4,586,362

Total	$4,586,362	$(7,950)	$4,578,412

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

96

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.1%
		Consumer Discretionary: 16.1%
166,200		American Eagle Outfitters	$2,541,198	0.6
76,380		Brinker International, Inc.	2,043,929	0.5
58,785		Cracker Barrel Old Country Store	2,963,352	0.8
83,670		Dick’s Sporting Goods, Inc.	3,085,750	0.8
132,899	@	Iconix Brand Group, Inc.	2,164,925	0.5
168,731		Jarden Corp.	5,041,682	1.3
78,330	@	Papa John’s International, Inc.	2,951,474	0.7
122,480	@	Penn National Gaming, Inc.	4,662,814	1.2
2,042,952		Other Securities(a)	38,729,586	9.7
			64,184,710	16.1
		Consumer Staples: 2.2%
48,710		J&J Snack Foods Corp.	2,595,268	0.7
289,806		Other Securities	6,158,204	1.5
			8,753,472	2.2
		Energy: 6.2%
51,990		Cimarex Energy Co.	3,218,181	0.8
162,450		Patterson-UTI Energy, Inc.	3,245,751	0.8
48,870		Tidewater, Inc.	2,409,291	0.6
829,117		Other Securities(a)	15,926,340	4.0
			24,799,563	6.2
		Financials: 22.8%
287,960		Associated Banc-Corp.	3,216,513	0.8
82,291		EastGroup Properties, Inc.	3,578,013	0.9
166,942		First Financial Bancorp.	2,777,915	0.7
64,676	@	First Republic Bank	1,979,732	0.5
208,224	@	HFF, Inc.	2,150,954	0.5
59,259		IBERIABANK Corp.	2,921,469	0.7
49,280		Mid-America Apartment Communities, Inc.	3,082,464	0.8
108,920		National Retail Properties, Inc.	2,873,309	0.7
104,000		Omega Healthcare Investors, Inc.	2,012,400	0.5
52,250		ProAssurance Corp.	4,170,595	1.0

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
137,441		RLJ Lodging Trust	$2,313,132	0.6
243,252		Umpqua Holdings Corp.	3,013,892	0.8
28,100	@,L	World Acceptance, Corp.	2,065,350	0.5
4,283,142		Other Securities(a)	54,864,580	13.8
			91,020,318	22.8
		Health Care: 10.9%
162,870	@	Coventry Health Care, Inc.	4,946,362	1.2
34,260	@,L	Idexx Laboratories, Inc.	2,636,649	0.7
35,720	@	MWI Veterinary Supply, Inc.	2,373,237	0.6
121,600	@	Omnicell, Inc.	2,008,832	0.5
146,630	@	PSS World Medical, Inc.	3,546,980	0.9
65,300	@	WellCare Health Plans, Inc.	3,428,250	0.9
1,881,074		Other Securities(a)	24,274,202	6.1
			43,214,512	10.9
		Industrials: 14.2%
28,000	@	Alaska Air Group, Inc.	2,102,520	0.5
140,250		Herman Miller, Inc.	2,587,613	0.6
81,061	@	RBC Bearings, Inc.	3,380,244	0.8
54,000		Regal-Beloit Corp.	2,752,380	0.7
37,100		Toro Co.	2,250,486	0.6
34,490	@	TransDigm Group, Inc.	3,300,003	0.8
38,650		Triumph Group, Inc.	2,259,092	0.6
152,920		Waste Connections, Inc.	5,067,769	1.3
1,954,971		Other Securities(a)	33,023,177	8.3
			56,723,284	14.2
		Information Technology: 12.4%
51,590	@	Anixter International, Inc.	3,076,828	0.8
62,770	@	Micros Systems, Inc.	2,923,826	0.7
66,820		Solera Holdings, Inc.	2,976,163	0.7
2,996,040		Other Securities(a)	40,522,621	10.2
			49,499,438	12.4

See Accompanying Notes to Financial Statements

97

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: 7.1%
29,400		Airgas, Inc.	$2,295,552	0.6
74,310		Aptargroup, Inc.	3,876,753	1.0
95,550	@	Crown Holdings, Inc.	3,208,569	0.8
44,920	L	Scotts Miracle-Gro Co.	2,097,315	0.5
137,090		Silgan Holdings, Inc.	5,297,157	1.3
584,410		Other Securities	11,416,582	2.9
			28,191,928	7.1
		Telecommunications: 0.9%
725,722		Other Securities	3,612,936	0.9

		Utilities: 3.3%
57,320	L	Northwest Natural Gas Co.	2,747,348	0.7
88,910		NorthWestern Corp.	3,182,089	0.8
80,500		Portland General Electric Co.	2,035,845	0.5
133,328		Other Securities(a)	5,036,150	1.3
			13,001,432	3.3
		Total Common Stock (Cost $341,931,466)	383,001,593	96.1

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 0.1%
		U.S. Treasury Bonds: 0.1%
$535,000	S	Other Securities	$536,798	0.1
		Total U.S. Treasury Obligations (Cost $536,688)	536,798	0.1
		Total Long-Term Investments (Cost $342,468,154)	383,538,391	96.2

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.5%
	Securities Lending Collateralcc(1) : 4.9%
$4,641,467	BNP Paribas Bank, Repurchase Agreement dated 12/31/11, 0.06%, due 01/03/12 (Principal Amount $4,641,467, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $4,734,296, due 05/15/24-04/15/41)	$4,641,467	1.2
4,641,467	Cantor Fitzgerald, Repurchase Agreement dated 12/31/11, 0.12%, due 01/03/12 (Principal Amount $4,641,467, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $4,734,296, due 06/01/17-09/01/44)	4,641,467	1.2
4,641,467	Citigroup, Inc., Repurchase Agreement dated 12/31/11, 0.08%, due 01/03/12 (Principal Amount $4,641,467, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $4,734,297, due 01/19/12-12/20/41)	4,641,467	1.1

See Accompanying Notes to Financial Statements

98

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$977,153	Deutsche Bank AG, Repurchase Agreement dated 12/31/11, 0.10%, due 01/03/12 (Principal Amount $977,153, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $996,696, due 06/28/12-11/01/41)	$977,153	0.2
4,641,467	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/11, 0.02%, due 01/03/12 (Principal Amount $4,641,467, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $4,734,303, due 02/15/15-06/30/15)	4,641,467	1.2
		19,543,021	4.9

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.6%
10,365,706	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $10,365,706)	$10,365,706	2.6
	Total Short-Term Investments (Cost $29,908,727)	29,908,727	7.5

	Total Investments in Securities (Cost $372,376,881)	$413,447,118	103.7
	Liabilities in Excess of Other Assets	(14,879,643)	(3.7)

	Net Assets	$398,567,475	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

Cost for federal income tax purposes is $377,024,853.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$64,737,821
Gross Unrealized Depreciation	(28,315,556)

Net Unrealized Appreciation	$36,422,265

See Accompanying Notes to Financial Statements

99

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$383,001,593	$—	$—	$383,001,593
Short-Term Investments	10,365,706	19,543,021	—	29,908,727
U.S. Treasury Obligations	—	536,798	—	536,798

Total Investments, at value	$393,367,299	$20,079,819	$—	$413,447,118

Other Financial Instruments+
Futures	56,581	—	—	56,581

Total Assets	$393,423,880	$20,079,819	$—	$413,503,699

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$897,015	$—	$(897,015)	$—	$(224,254)	$224,254	$—	$—	$—

Total Investments, at value	$897,015	$—	$(897,015)	$—	$(224,254)	$224,254	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

ING JPMorgan Small Cap Core Equity Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	63	03/16/12	$4,654,440	$56,581

			$4,654,440	$56,581

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$56,581

Total Asset Derivatives		$56,581

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

100

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$(325,068)

Total	$(325,068)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$4,864

Total	$4,864

See Accompanying Notes to Financial Statements

101

ING LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Consumer Discretionary: 15.9%
59,530	@	Amazon.com, Inc.	$10,304,643	1.0
272,960	@	Bed Bath & Beyond, Inc.	15,823,491	1.5
162,100		Coach, Inc.	9,894,584	0.9
718,510		Comcast Corp. - Class A	17,035,872	1.6
319,960		Harley-Davidson, Inc.	12,436,845	1.2
542,010		Macy’s, Inc.	17,441,882	1.7
39,320	@	Priceline.com, Inc.	18,390,357	1.7
496,340		Starbucks Corp.	22,836,604	2.2
467,729		Wyndham Worldwide Corp.	17,694,188	1.7
579,086		Other Securities	25,397,226	2.4
			167,255,692	15.9
		Consumer Staples: 11.2%
141,980		Coca-Cola Co.	9,934,341	0.9
619,510		Coca-Cola Enterprises, Inc.	15,970,968	1.5
419,700		ConAgra Foods, Inc.	11,080,080	1.1
228,520		Hershey Co.	14,117,965	1.3
474,000		Philip Morris International, Inc.	37,199,520	3.5
330,120		Wal-Mart Stores, Inc.	19,727,971	1.9
149,096		Whole Foods Market, Inc.	10,374,100	1.0
			118,404,945	11.2
		Energy: 12.5%
192,370		Chevron Corp.	20,468,168	2.0
759,030		ExxonMobil Corp.	64,335,383	6.1
445,620		Halliburton Co.	15,378,346	1.5
158,920		National Oilwell Varco, Inc.	10,804,971	1.0
187,530		Range Resources Corp.	11,615,608	1.1
177,200		Other Securities	8,716,468	0.8
			131,318,944	12.5
		Financials: 5.1%
321,218		American Express Co.	15,151,853	1.4
99,930		Blackrock, Inc.	17,811,523	1.7
798,004		Blackstone Group LP	11,180,036	1.1
194,920		Other Securities	9,769,391	0.9
			53,912,803	5.1

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: 9.7%
105,510	@	Biogen Idec, Inc.	$11,611,376	1.1
299,010		Cardinal Health, Inc.	12,142,796	1.2
345,690		Covidien PLC	15,559,507	1.5
242,400	@	Express Scripts, Inc.	10,832,856	1.0
330,680		Johnson & Johnson	21,685,994	2.1
311,840		St. Jude Medical, Inc.	10,696,112	1.0
192,330	@	Watson Pharmaceuticals, Inc.	11,605,192	1.1
340,854		Other Securities	7,509,014	0.7
			101,642,847	9.7
		Industrials: 11.6%
530,480		Danaher Corp.	24,953,779	2.4
214,730		Pall Corp.	12,271,820	1.2
208,390		Roper Industries, Inc.	18,102,839	1.7
370,530		Tyco International Ltd.	17,307,456	1.6
161,490		Union Pacific Corp.	17,108,251	1.6
247,470		United Technologies Corp.	18,087,582	1.7
352,140		Other Securities	14,155,040	1.4
			121,986,767	11.6
		Information Technology: 28.1%
450,220	@	Adobe Systems, Inc.	12,727,719	1.2
353,870		Analog Devices, Inc.	12,661,469	1.2
177,090	@	Apple, Inc.	71,721,450	6.8
212,030	@	Citrix Systems, Inc.	12,874,462	1.2
63,555	@	Google, Inc. - Class A	41,050,174	3.9
318,880	@	Lam Research Corp.	11,804,938	1.1
243,420	@	Micros Systems, Inc.	11,338,504	1.1
1,607,810		Microsoft Corp.	41,738,747	4.0
454,950	@	NetApp, Inc.	16,501,036	1.6
981,877		Oracle Corp.	25,185,145	2.4
491,880		Qualcomm, Inc.	26,905,836	2.6

See Accompanying Notes to Financial Statements

102

ING LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Information Technology: (continued)
645,390	Seagate Technology	$10,584,396	1.0
		295,093,876	28.1
	Materials: 4.0%
386,520	Monsanto Co.	27,083,456	2.6
233,540	Other Securities	14,571,604	1.4
		41,655,060	4.0
	Total Common Stock (Cost $969,957,649)	1,031,270,934	98.1

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.1%
	Mutual Funds: 2.1%
22,371,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $22,371,000)	$22,371,000	2.1
	Total Short-Term Investments (Cost $22,371,000)	22,371,000	2.1

	Total Investments in Securities (Cost $992,328,649)	$1,053,641,934	100.2
	Liabilities in Excess of Other Assets	(2,098,702)	(0.2)

	Net Assets	$1,051,543,232	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
Cost for federal income tax purposes is $994,025,702.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$91,793,945
Gross Unrealized Depreciation	(32,177,713)

Net Unrealized Appreciation	$59,616,232

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$1,031,270,934	$—	$—	$1,031,270,934
Short-Term Investments	22,371,000	—	—	22,371,000

Total Investments, at value	$1,053,641,934	$—	$—	$1,053,641,934

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

103

ING LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.7%
		Consumer Discretionary: 9.5%
304,400		American Eagle Outfitters	$4,654,276	1.5
298,200		Comcast Corp. - Class A	7,070,322	2.2
126,500	L	Garmin Ltd.	5,035,965	1.6
257,700		Lowe’s Cos., Inc.	6,540,426	2.0
256,653		Regal Entertainment Group	3,064,437	1.0
268,000		Staples, Inc.	3,722,520	1.2
			30,087,946	9.5
		Consumer Staples: 6.1%
167,400		Altria Group, Inc.	4,963,410	1.6
167,500		ConAgra Foods, Inc.	4,422,000	1.4
148,000		Procter & Gamble Co.	9,873,080	3.1
			19,258,490	6.1
		Energy: 13.9%
143,500		Chevron Corp.	15,268,400	4.8
71,400	L	Diamond Offshore Drilling	3,945,564	1.2
106,400		ExxonMobil Corp.	9,018,464	2.8
325,900	L	Pengrowth Energy Corp.	3,431,727	1.1
72,800		Royal Dutch Shell PLC - Class A ADR	5,320,952	1.7
344,100		Other Securities(a)	7,197,099	2.3
			44,182,206	13.9
		Financials: 24.1%
78,600		Ameriprise Financial, Inc.	3,901,704	1.2
103,500		Axis Capital Holdings Ltd.	3,307,860	1.0
152,900		BB&T Corp.	3,848,493	1.2
247,600		Blackstone Group LP	3,468,876	1.1
143,000		Citigroup, Inc.	3,762,330	1.2
74,400		Entertainment Properties Trust	3,252,024	1.0
296,300		JPMorgan Chase & Co.	9,851,975	3.1
301,800		People’s United Financial, Inc.	3,878,130	1.2
57,700		PNC Financial Services Group, Inc.	3,327,559	1.0
94,200		Prudential Financial, Inc.	4,721,304	1.5
78,000		Travelers Cos., Inc.	4,615,260	1.5
171,700		US Bancorp.	4,644,485	1.5

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Financials: (continued)
139,200	Weingarten Realty Investors	$3,037,344	1.0
269,300	Wells Fargo & Co.	7,421,908	2.3
187,200	XL Group PLC	3,700,944	1.2
869,800	Other Securities(a)	9,683,892	3.1
		76,424,088	24.1
	Health Care: 12.8%
84,200	Cardinal Health, Inc.	3,419,362	1.1
142,400	Johnson & Johnson	9,338,592	2.9
88,300	Medtronic, Inc.	3,377,475	1.1
285,600	Merck & Co., Inc.	10,767,120	3.4
639,700	Pfizer, Inc.	13,843,108	4.3
		40,745,657	12.8
	Industrials: 6.5%
722,500	General Electric Co.	12,939,975	4.0
152,500	Harsco Corp.	3,138,450	1.0
101,600	Tyco International Ltd.	4,745,736	1.5
		20,824,161	6.5
	Information Technology: 9.3%
400,000	Applied Materials, Inc.	4,284,000	1.4
442,800	Cisco Systems, Inc.	8,005,824	2.5
275,600	Intel Corp.	6,683,300	2.1
247,400	Microsoft Corp.	6,422,504	2.0
246,900	Seagate Technology	4,049,160	1.3
		29,444,788	9.3
	Materials: 3.0%
84,800	Freeport-McMoRan Copper & Gold, Inc.	3,119,792	1.0
99,000	Nucor Corp.	3,917,430	1.2
52,700	Other Securities	2,412,606	0.8
		9,449,828	3.0
	Telecommunications: 6.1%
405,900	AT&T, Inc.	12,274,416	3.8
194,353	CenturyTel, Inc.	7,229,931	2.3
		19,504,347	6.1
	Utilities: 7.4%
135,700	American Electric Power Co., Inc.	5,605,767	1.8
239,400	CenterPoint Energy, Inc.	4,809,546	1.5
70,200	Entergy Corp.	5,128,110	1.6

See Accompanying Notes to Financial Statements

104

ING LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Utilities: (continued)
223,500	Great Plains Energy, Inc.	$4,867,830	1.5
54,800	Other Securities	2,983,860	1.0
		23,395,113	7.4
	Total Common Stock (Cost $307,196,581)	313,316,624	98.7

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.5%
	Securities Lending Collateralcc(1): 3.1%
$2,350,737	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $2,350,768, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $2,397,752, due 06/01/17-09/01/44)	$2,350,737	0.7
2,350,737	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $2,350,758, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $2,397,752, due 01/19/12-12/20/41)	2,350,737	0.7

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1) : (continued)
$2,350,737	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,350,763, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,397,752, due 06/28/12-11/01/41)	$2,350,737	0.7
2,350,737	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $2,350,763, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $2,397,752, due 04/01/20-12/01/48)	2,350,737	0.8
494,891	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $494,896, collateralized by various U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $504,789, due 08/01/13-10/01/47)	494,891	0.2
		9,897,839	3.1

See Accompanying Notes to Financial Statements

105

ING LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.4%
1,331,600	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,331,600)	$1,331,600	0.4
	Total Short-Term Investments (Cost $11,229,439)	11,229,439	3.5

	Total Investments in Securities (Cost $318,426,020)	$324,546,063	102.2
	Liabilities in Excess of Other Assets	(6,977,674)	(2.2)

	Net Assets	$317,568,389	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $320,737,135.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,276,465
Gross Unrealized Depreciation	(17,467,537)

Net Unrealized Appreciation	$3,808,928

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$313,316,624	$—	$—	$313,316,624
Short-Term Investments	1,331,600	9,897,839	—	11,229,439

Total Investments, at value	$314,648,224	$9,897,839	$—	$324,546,063

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$111,960	$—	$(111,960)	$—	$(27,990)	$27,990	$—	$—	$—

Total Investments, at value	$111,960	$—	$(111,960)	$—	$(27,990)	$27,990	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

106

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 53.6%
		Consumer Discretionary: 3.6%
$880,000		Wyeth, 5.500%, 02/01/14	$965,284	0.4
6,495,000		Other Securities	6,754,443	3.2
			7,719,727	3.6
		Consumer Staples: 2.4%
750,000		Altria Group, Inc., 8.500%, 11/10/13	847,199	0.4
925,000		Procter & Gamble Co/The, 0.700%, 08/15/14	930,231	0.4
290,000		Procter & Gamble Co/The, 1.450%, 08/15/16	293,792	0.1
3,003,000		Other Securities(a)	3,149,340	1.5
			5,220,562	2.4
		Energy: 1.6%
931,000		Shell International Finance BV, 1.875%, 03/25/13	948,707	0.4
783,000		Spectra Energy Capital LLC, 5.900%, 09/15/13	834,116	0.4
792,000		Valero Energy Corp., 4.750%, 06/15/13	829,431	0.4
845,000		Weatherford International Ltd Bermuda, 5.150%, 03/15/13	879,047	0.4
			3,491,301	1.6
		Financials: 32.9%
498,000	#	ABN Amro Bank NV, 3.000%, 01/31/14	494,708	0.2
749,000		Allstate Corp., 6.200%, 05/16/14	835,890	0.4
3,980,000		Ally Financial, Inc., 2.200%, 12/19/12	4,058,199	1.9
750,000	#	Australia & New Zealand Banking Group Ltd., 2.125%, 01/10/14	749,734	0.4
5,107,000		Bank of America Corp., 2.100%, 04/30/12	5,142,340	2.4
925,000		Bank of America Corp., 4.900%, 05/01/13	926,136	0.4

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$925,000	#	Bank of Montreal, 1.300%, 10/31/14	$924,179	0.4
1,250,000		Barclays Bank PLC, 2.375%, 01/13/14	1,224,186	0.6
587,000	#,L	Bank of Tokyo- Mitsubishi UFJ Ltd., 2.600%, 01/22/13	594,265	0.3
667,000	#	BNP Paribas Home Loan Covered Bonds SA, 2.200%, 11/02/15	642,066	0.3
624,000	#	BPCE S.A., 2.375%, 10/04/13	604,630	0.3
569,000	#	Caisse Centrale Desjardins du Quebec, 1.700%, 09/16/13	570,251	0.3
946,000	#	Canadian Imperial Bank of Commerce/Canada, 2.000%, 02/04/13	956,872	0.4
4,769,000		Citigroup, Inc., 2.125%, 04/30/12	4,801,200	2.3
1,435,000		Citigroup, Inc., 5.125%, 05/05/14	1,469,556	0.7
523,000		Citigroup, Inc., 6.000%, 12/13/13	541,506	0.2
969,000		Credit Suisse New York, 5.000%, 05/15/13	994,439	0.5
2,275,000		General Electric Capital Corp., 2.200%, 06/08/12	2,296,160	1.1
2,311,000		General Electric Capital Corp., 2.250%, 03/12/12	2,320,598	1.1
1,000,000		General Electric Capital Corp., 3.750%, 11/14/14	1,054,929	0.5
400,000		General Electric Capital Corp., 4.750%, 09/15/14	431,668	0.2
1,341,000		Goldman Sachs Group, Inc., 6.000%, 05/01/14	1,392,881	0.7
1,153,000		HSBC Finance Corp., 4.750%, 07/15/13	1,177,950	0.6

See Accompanying Notes to Financial Statements

107

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$550,000	#	International Lease Finance Corp., 6.500%, 09/01/14	$565,125	0.3
1,505,000		JPMorgan Chase & Co., 2.050%, 01/24/14	1,507,044	0.7
675,000		JPMorgan Chase & Co., 3.700%, 01/20/15	700,447	0.3
750,000	#	Liberty Mutual Group, Inc., 5.750%, 03/15/14	782,629	0.4
850,000		Mercantile Bankshares Corp., 4.625%, 04/15/13	886,117	0.4
865,000		Merrill Lynch & Co., Inc., 5.000%, 02/03/14	861,054	0.4
147,000	L	Merrill Lynch & Co., Inc., 6.050%, 08/15/12	149,149	0.1
900,000	#	Metropolitan Life Global Funding I, 5.125%, 04/10/13	940,553	0.4
1,121,000		Morgan Stanley, 2.875%, 01/24/14	1,074,316	0.5
280,000		Morgan Stanley, 6.000%, 04/28/15	280,737	0.1
1,000,000		Morgan Stanley, 2.250%, 03/13/12	1,004,367	0.5
748,000	#,L	National Australia Bank Ltd., 1.700%, 12/10/13	744,916	0.3
331,000	#	Nordea Bank AB, 1.750%, 10/04/13	323,616	0.1
17,593	#	Power Receivable Finance, LLC, 6.290%, 01/01/12	17,593	0.0
825,000		Prudential Financial, Inc., 5.100%, 09/20/14	888,012	0.4
850,000		SouthTrust Corp., 5.800%, 06/15/14	906,629	0.4
2,374,000		State Street Corp., 2.150%, 04/30/12	2,390,212	1.1
1,125,000		Wachovia Bank NA, 4.800%, 11/01/14	1,183,096	0.6

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$500,000	#	WEA Finance, LLC / WT Finance Aust Pty Ltd., 7.500%, 06/02/14	$548,487	0.3
20,192,000		Other Securities	20,051,697	9.4
			70,010,139	32.9
		Health Care: 2.6%
5,260,000		Other Securities	5,470,310	2.6

		Industrials: 0.5%
935,000		Other Securities	996,436	0.5

		Information Technology: 2.6%
1,000,000		Dell, Inc., 2.100%, 04/01/14	1,021,359	0.5
806,000		Microsoft Corp., 2.950%, 06/01/14	856,854	0.4
1,141,000		Oracle Corp., 3.750%, 07/08/14	1,228,007	0.6
2,374,000		Other Securities	2,381,190	1.1
			5,487,410	2.6
		Materials: 2.2%
785,000		ConocoPhillips, 4.600%, 01/15/15	868,951	0.4
321,000	#	Xstrata Canada Financial Corp., 2.850%, 11/10/14	322,903	0.2
3,270,000		Other Securities	3,477,784	1.6
			4,669,638	2.2
		Telecommunications: 2.7%
795,000		France Telecom S.A., 4.375%, 07/08/14	840,375	0.4
2,000,000		Verizon Communications, Inc., 1.950%, 03/28/14	2,042,652	1.0
2,646,000		Other Securities	2,790,177	1.3
			5,673,204	2.7
		Utilities: 2.5%
823,000		Great Plains Energy, Inc., 2.750%, 08/15/13	835,136	0.4
882,000		Sempra Energy, 2.000%, 03/15/14	893,749	0.4
786,000		Southern California Edison Co., 5.750%, 03/15/14	866,345	0.4

See Accompanying Notes to Financial Statements

108

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
$2,686,000	Other Securities	$2,749,614	1.3
		5,344,844	2.5
	Total Corporate Bonds/Notes (Cost $113,693,654)	114,083,571	53.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.7%
956,591	CW Capital Cobalt Ltd., 5.736%, 05/15/46	969,023	0.4
875,000	GE Capital Commercial Mortgage Corp., 5.486%, 11/10/45	897,269	0.4
743,606	JP Morgan Chase Commercial Mortgage Securities Corp., 5.247%, 01/12/43	752,187	0.4
895,995	JP Morgan Chase Commercial Mortgage Securities Corp., 5.802%, 06/15/49	906,291	0.4
1,086,322	Morgan Stanley Capital I, 5.601%, 04/12/49	1,111,636	0.5
1,000,000	Morgan Stanley Capital I, 5.649%, 12/15/44	1,021,512	0.5
800,578	Wachovia Bank Commercial Mortgage Trust, 5.727%, 07/15/45	806,787	0.4
1,019,345	Wachovia Bank Commercial Mortgage Trust, 5.735%, 06/15/49	1,045,391	0.5
416,212	Other Securities	417,330	0.2
	Total Collateralized Mortgage Obligations (Cost $7,895,062)	7,927,426	3 .7

U.S. TREASURY OBLIGATIONS: 34.2%
	U.S. Treasury Bonds: 0.5%
908,000	3.750%, due 08/15/41	1,065,482	0 .5

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes: 33.7%
$21,519,000	L	0.250%, due 11/30/13	$21,527,414	10.1
45,142,000		0.375%, due 11/15/14	45,184,343	21.2
5,033,000	L	0.875%, due 11/30/16	5,049,911	2.4
20,000		1.375%, due 11/30/18	20,072	0.0
			71,781,740	33.7
		Total U.S. Treasury Obligations (Cost $72,725,316)	72,847,222	34.2

ASSET-BACKED SECURITIES: 5.5%
		Automobile Asset-Backed Securities: 0.0%
10,000		Other Securities	10,135	0 .0

		Other Asset-Backed Securities: 5.5%
242,920	#	ARES CLO Funds, 0.799%, 09/18/17	236,954	0.1
542,913	#	Atrium CDO Corp., 0.767%, 06/27/15	532,490	0.2
350,705	#	Atrium CDO Corp., 0.842%, 10/27/16	338,908	0.2
135,212	#	Callidus Debt Partners Fund Ltd., 0.957%, 05/15/15	132,250	0.1
226,072	#	Carlyle High Yield Partners, 0.823%, 08/11/16	219,687	0.1
800,000		CW Capital Cobalt Ltd, 5.416%, 04/15/47	827,495	0.4
126,699	#	Dryden Leveraged Loan CDO 2002-II, 1.110%, 12/22/15	125,060	0.1
237,043	#	First CLO Ltd., 0.772%, 07/27/16	233,616	0.1
250,000	#	First CLO Ltd., 2.722%, 07/27/16	227,204	0.1
500,000	#	Galaxy CLO Ltd., 1.953%, 01/15/16	481,035	0.2
177,935	#	Granite Ventures Ltd., 0.663%, 12/15/17	173,989	0.1

See Accompanying Notes to Financial Statements

109

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
$681,103	#	GSC Partners CDO Fund Ltd., 0.859%, 11/20/16	$670,843	0.3
92,377	#	Gulf Stream Compass CLO Ltd., 0.763%, 07/15/16	90,879	0.1
1,000,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.865%, 03/15/46	1,053,105	0.5
494,716	#	Katonah Ltd., 0.883%, 09/20/16	486,172	0.3
39,250	#	Katonah Ltd., 1.120%, 02/20/15	38,904	0.0
2,167,919		NCUA Guaranteed Notes, 1.600%, 10/29/20	2,197,241	1.0
1,000,000	#	One Wall Street CLO Ltd., 1.053%, 01/06/16	901,473	0.4
500,000	#	Pacifica CDO Ltd., 1.342%, 05/13/16	460,137	0.2
247,170	#	Stanfield Carrera CLO Ltd., 1.026%, 03/15/15	245,007	0.1
200,000	#	Veritas CLO Ltd., 1.847%, 09/05/16	177,553	0.1
800,000		Wachovia Bank Commercial Mortgage Trust, 5.740%, 06/15/49	845,017	0.4
462,005	#	Wind River CLO Ltd., 0.889%, 12/19/16	443,914	0.2
466,024		Other Securities	468,837	0.2
			11,607,770	5.5
		Total Asset-Backed Securities (Cost $11,576,175)	11,617,905	5.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.2%
		Federal Home Loan Mortgage Corporation: 1.7%##
3,500,000		1.750%, due 06/15/12	3,526,351	1.7
5,231		Other Securities	5,603	0.0
			3,531,954	1.7

Principal Amount†		Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association: 0.5%##
$918,256	1.994%-7.500%, due 02/01/13-10/01/32	$1,034,104	0.5

	Government National Mortgage Association: 0.0%
23,649	Other Securities	25,331	0.0
	Total U.S. Government Agency Obligations (Cost $4,466,492)	4,591,389	2.2
	Total Long-Term Investments (Cost $210,356,699)	211,067,513	99.2

SHORT-TERM INVESTMENTS: 23.3%
	Securities Lending Collateralcc(1): 21.6%
10,925,214	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $10,925,358, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $11,143,718, due 06/01/17-09/01/44)	10,925,214	5.1
10,925,214	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $10,925,310, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $11,143,719, due 01/19/12-12/20/41)	10,925,214	5.1

See Accompanying Notes to Financial Statements

110

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$9,179,739	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $9,179,840, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $9,363,335, due 06/28/12-11/01/41)	$9,179,739	4.3
10,925,214	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $10,925,334, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $11,143,718, due 04/01/20-12/01/48)	10,925,214	5.2
4,045,522	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $4,045,531, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $4,126,438, due 02/15/15-06/30/15)	4,045,522	1.9
		46,000,903	21.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.7%
3,603,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $3,603,000)	$3,603,000	1.7
	Total Short-Term Investments (Cost $49,603,903)	49,603,903	23.3

	Total Investments in Securities (Cost $259,960,602)	$260,671,416	122.5
	Liabilities in Excess of Other Assets	(47,950,349)	(22.5)

	Net Assets	$212,721,067	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $259,961,003.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,626,823
Gross Unrealized Depreciation	(916,410)

Net Unrealized Appreciation	$710,413

See Accompanying Notes to Financial Statements

111

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$114,083,571	$—	$114,083,571
Collateralized Mortgage Obligations	—	7,927,426	—	7,927,426
Short-Term Investments	3,603,000	46,000,903	—	49,603,903
U.S. Treasury Obligations	—	72,847,222	—	72,847,222
U.S. Government Agency Obligations	—	4,591,389	—	4,591,389
Asset-Backed Securities	—	10,840,408	777,497	11,617,905

Total Investments, at value	$3,603,000	$256,290,919	$777,497	$260,671,416

Other Financial Instruments+
Futures	45,403	—	—	45,403

Total Assets	$3,648,403	$256,290,919	$777,497	$260,716,819

Liabilities Table
Other Financial Instruments+
Swaps	$—	$(1,190,312)	$—	$(1,190,312)
Futures	(131,744)	—	—	(131,744)

Total Liabilities	$(131,744)	$(1,190,312)	$—	$(1,322,056)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Asset-Backed Securities	$1,923,792	$1,875,427	$(1,113,830)	$2,763	$14,538	$(1,402)	$—	$(1,923,791)	$777,497
Short-Term Investments	678,421	—	(678,421)	—	(169,606)	169,606	—	—	—

Total Investments, at value	$2,602,213	$1,875,427	$(1,792,251)	$2,763	$(155,068)	$168,204	$—	$(1,923,791)	$777,497

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(1,402).

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

112

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

ING Limited Maturity Bond Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	132	03/30/12	$29,112,188	$5,608
U.S. Treasury 5-Year Note	32	03/30/12	3,944,250	20,717
U.S. Treasury Ultra Long Bond	25	03/21/12	4,004,688	19,078

			$37,061,126	$45,403

Short Contracts
U.S. Treasury 10-Year Note	86	03/21/12	$11,276,750	$(108,973)
U.S. Treasury Long Bond	21	03/21/12	3,041,063	(22,771)

			$14,317,813	$(131,744)

ING Limited Maturity Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.478% Counterparty: Citigroup, Inc.	05/11/20	USD 9,233,000	$(1,190,312)	$—	$(1,190,312)

			$(1,190,312)	$—	$(1,190,312)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets-Unrealized appreciation*	$45,403

Total Asset Derivatives		$45,403

Liability Derivatives
Interest rate contracts	Unrealized depreciation on swap agreements	$1,190,312
Interest rate contracts	Net Assets-Unrealized depreciation*	131,744

Total Liability Derivatives		$1,322,056

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Swaps	Total
Credit contracts	$—	$14,250	$14,250
Interest rate contracts	(1,520,332)	(293,805)	(1,814,137)

Total	$(1,520,332)	$(279,555)	$(1,799,887)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Swaps	Total
Credit contracts	$—	$(19,314)	$(19,314)
Interest rate contracts	(549,249)	(1,029,450)	(1,578,699)

Total	$(549,249)	$(1,048,764)	$(1,598,013)

See Accompanying Notes to Financial Statements

113

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 87.9%
		Consumer Discretionary: 19.8%
$1,346,000	#	Allison Transmission, Inc., 11.000%, 11/01/15	$1,426,760	0.1
600,000	#	AMC Networks, Inc., 7.750%, 07/15/21	655,500	0.1
2,500,000	#	CityCenter Holdings LLC / CityCenter Finance Corp., 7.625%, 01/15/16	2,575,000	0.3
3,750,000		Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17	4,068,750	0.4
1,500,000		Clear Channel Worldwide Holdings, Inc., 9.250%, 12/15/17	1,620,000	0.2
750,000	#	Commercial Vehicle Group, Inc., 7.875%, 04/15/19	725,625	0.1
EUR3,375,000		Conti-Gummi Finance BV, 7.125%-8.500%, 07/15/15-10/15/18	4,436,032	0.5
$1,300,000	#	CSC Holdings LLC, 6.750%, 11/15/21	1,374,750	0.1
4,550,000		CSC Holdings, Inc., 8.625%, 02/15/19	5,266,625	0.6
5,000,000	L	CSC Holdings, Inc., 7.625%-7.875%, 02/15/18-07/15/18	5,547,500	0.6
7,150,000		DISH DBS Corp., 7.125%, 02/01/16	7,739,875	0.9
4,400,000		DISH DBS Corp., 6.750%-7.875%, 09/01/19-06/01/21	4,889,000	0.5
1,000,000	#	Eldorado Resorts LLC / Eldorado Capital Corp., 8.625%, 06/15/19	897,500	0.1
806,853		Harrah’s Operating Co., Inc., 3.418%, 01/28/15	702,858	0.1
4,250,000		Caesars Entertainment Operating Co., Inc., 10.000%-11.250%, 06/01/17-12/15/18	3,779,063	0.4

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$750,000	#	Hyva Global BV, 8.625%, 03/24/16	$626,250	0.1
750,000	#	inVentiv Health, Inc., 10.000%, 08/15/18	690,000	0.1
1,000,000	#, L	Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.500%, 12/01/19	1,055,000	0.1
250,000	#, L	Jaguar Land Rover PLC, 7.750%, 05/15/18	239,375	0.0
1,000,000	#	Jaguar Land Rover PLC, 8.125%, 05/15/21	945,000	0.1
750,000	#	Kabel BW Erste Beteiligungs GmbH/Kabel Baden- Wurttemberg GmbH & Co. KG, 7.500%, 03/15/19	791,250	0.1
4,000,000		MGM Resorts International, 9.000%-10.000%, 11/01/16-03/15/20	4,335,000	0.5
3,500,000		MGM Mirage, 7.625%, 01/15/17	3,351,250	0.4
4,175,000		MGM Resorts International, 10.375%-11.125%, 05/15/14-11/15/17	4,785,125	0.5
2,000,000	#, L	Petco Animal Supplies, Inc., 9.250%, 12/01/18	2,155,000	0.2
1,000,000	#	Pittsburgh Glass Works LLC, 8.500%, 04/15/16	967,500	0.1
550,000	#	Production Resource Group, Inc., 8.875%, 05/01/19	506,000	0.0
1,500,000	#	QVC, Inc., 7.375%, 10/15/20	1,608,750	0.1
1,500,000	#	QVC, Inc., 7.500%, 10/01/19	1,616,250	0.2
2,000,000	#	Reynolds Group Issuer, Inc., 9.000%, 04/15/19	1,910,000	0.2
1,000,000	#	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.875%, 08/15/19	1,050,000	0.1

See Accompanying Notes to Financial Statements

114

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$1,000,000	#	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 8.250%, 02/15/21	$890,000	0.1
2,250,000	#	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 9.875%, 08/15/19	2,193,750	0.2
500,000	#	Reynolds Group Issuer, Inc., 6.875%, 02/15/21	500,000	0.1
2,500,000	#	Reynolds Group Issuer, Inc., 7.125%, 04/15/19	2,556,250	0.3
650,000	#	Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	682,500	0.1
675,000	#	Seneca Gaming Corp., 8.250%, 12/01/18	663,188	0.1
3,500,000		Spectrum Brands Holdings, Inc., 9.500%, 06/15/18	3,845,625	0.4
750,000	#	Spectrum Brands Holdings, Inc., 9.500%, 06/15/18	824,062	0.1
4,998,000		Tomkins LLC/Tomkins, Inc., 9.000%, 10/01/18	5,566,522	0.6
3,530,000	#	TRW Automotive, Inc., 7.250%, 03/15/17	3,794,750	0.4
4,500,000	#	Univision Communications, Inc., 7.875%, 11/01/20	4,590,000	0.5
2,000,000	#	Univision Communications, Inc., 6.875%, 05/15/19	1,940,000	0.2
86,407,750		Other Securities(a),(b)	82,440,061	8.9
			182,823,296	19.8

		Consumer Staples: 3.1%
1,250,000	#	Brickman Group Holdings, Inc., 9.125%, 11/01/18	1,118,750	0.1
1,442,000	#	Bumble Bee Acquisition Corp., 9.000%, 12/15/17	1,470,840	0.2

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Staples: (continued)
$5,000,000		Hertz Corp./The, 6.750%-7.375%, 04/15/19-01/15/21	$5,071,875	0.5
1,050,000	#	Live Nation Entertainment, Inc., 8.125%, 05/15/18	1,063,125	0.1
750,000	#, L	Simmons Foods, Inc., 10.500%, 11/01/17	628,125	0.1
19,350,000		Other Securities(b)	19,400,500	2.1
			28,753,215	3.1

		Energy: 11.0%
3,750,000		Aleris International, Inc., 7.625%, 02/15/18	3,675,000	0.4
2,000,000	#	Arch Coal, Inc., 7.000%, 06/15/19	2,050,000	0.2
1,250,000	#	Arch Coal, Inc., 7.250%, 06/15/21	1,290,625	0.2
1,000,000	#	Calpine Corp., 7.875%, 01/15/23	1,080,000	0.1
600,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	585,000	0.1
1,425,000		Chesapeake Energy Corp., 7.250%, 12/15/18	1,581,750	0.2
4,500,000		Chesapeake Energy Corp., 9.500%, 02/15/15	5,175,000	0.5
276,000	#	Coffeyville Resources LLC/Coffeyville Finance, Inc., 9.000%, 04/01/15	293,940	0.0
4,750,000		Consol Energy, Inc., 8.000%-8.250%, 04/01/17-04/01/20	5,242,500	0.6
4,500,000		Enterprise Products Operating L.P., 8.375%, 08/01/66	4,819,572	0.5
2,000,000	#	Expro Finance Luxembourg SCA, 8.500%, 12/15/16	1,770,000	0.2

See Accompanying Notes to Financial Statements

115

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
$2,000,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	$2,030,000	0.2
2,000,000	#	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	2,045,000	0.2
4,000,000		Kinder Morgan Finance Co. ULC, 5.700%, 01/05/16	4,110,000	0.4
2,000,000	#	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, 02/15/17	1,810,000	0.2
4,000,000		Novelis, Inc./GA, 8.750%, 12/15/20	4,310,000	0.5
2,000,000	#	OGX Petroleo e Gas Participacoes SA, 8.500%, 06/01/18	1,980,000	0.2
1,250,000	#	Peabody Energy Corp., 6.000%, 11/15/18	1,281,250	0.2
1,000,000	#	Peabody Energy Corp., 6.250%, 11/15/21	1,040,000	0.1
3,500,000		Petrohawk Energy Corp., 7.250%, 08/15/18	3,955,000	0.4
1,500,000		PetroHawk Energy Corp., 10.500%, 08/01/14	1,676,250	0.2
5,250,000		Plains Exploration & Production Co., 6.625%-7.625%, 04/01/20-02/01/22	5,616,875	0.6
5,000,000		SandRidge Energy, Inc., 7.500%, 03/15/21	4,987,500	0.5
4,000,000		Sonat, Inc., 7.000%, 02/01/18	4,184,188	0.5
32,298,000		Other Securities	34,592,080	3.8
			101,181,530	11.0

		Financials: 13.5%
5,000,000		Ally Financial, Inc., 8.300%, 02/12/15	5,287,500	0.6
6,000,000	Z	Ally Financial, Inc., –%-7.500%, 12/31/13-09/15/20	5,580,625	0.6

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$4,000,000		American International Group, Inc., 8.175%, 05/15/58	$3,600,000	0.4
GBP2,000,000		Barclays Bank PLC, 14.000%, 11/29/49	3,525,283	0.4
$6,249,632		CIT Group, Inc., 7.000%, 05/01/15	6,269,943	0.7
7,500,387		CIT Group, Inc., 7.000%, 05/01/16	7,509,763	0.8
2,611,142		CIT Group, Inc., 7.000%, 05/01/17	2,614,406	0.3
4,475,000		Ford Motor Credit Co., LLC, 8.000%, 06/01/14	4,874,112	0.5
4,000,000		Ford Motor Credit Co., LLC, 5.625%-8.700%, 10/01/14-08/15/17	4,337,059	0.5
10,825,000		Ford Motor Credit Co., LLC, 8.000%, 12/15/16	12,311,749	1.3
2,600,000		Ford Motor Credit Co., LLC, 8.125%-12.000%, 05/15/15-01/15/20	3,152,725	0.4
1,375,000	#	Fresenius US Finance II, Inc., 9.000%, 07/15/15	1,548,594	0.2
500,000	#	Host Hotels & Resorts L.P., 6.000%, 10/01/21	513,750	0.1
1,250,000	#	International Lease Finance Corp., 6.750%, 09/01/16	1,287,500	0.1
2,250,000	#	International Lease Finance Corp., 7.125%, 09/01/18	2,340,000	0.3
7,750,000		International Lease Finance Corp., 5.875%-8.750%, 05/01/13-05/15/19	7,867,387	0.8
EUR1,150,000		LBG Capital No.1 PLC, 6.439%, 05/23/20	1,014,853	0.1
GBP550,000		LBG Capital No.1 PLC, 7.869%, 08/25/20	636,337	\0.1

See Accompanying Notes to Financial Statements

116

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$3,350,000	#	LBG Capital No.1 PLC, 7.875%, 11/01/20	$2,572,800	0.3
500,000	#	LBG Capital No.1 PLC, 8.000%, 12/29/49	365,000	0.0
499,200	#,±	Lehman Brothers Holdings, Inc., 8.160%, 05/30/09	63,263	0.0
2,084,000	#	NSG Holdings, LLC, 7.750%, 12/15/25	2,146,520	0.2
4,000,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 8.250%, 09/01/17	4,180,000	0.4
750,000	#	QBE Capital Funding III Ltd, 7.250%, 05/24/41	661,261	0.1
3,700,000	#	Reynolds Group Issuer, Inc., 9.250%, 05/15/18	3,561,250	0.4
1,000,000	#	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 8.750%, 10/15/16	1,057,500	0.1
EUR1,000,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 8.000%, 12/15/16	1,106,581	0.1
$1,750,000	#	Royal Bank of Scotland PLC, 6.990%, 10/29/49	1,104,687	0.1
375,000	#	Societe Generale, 5.922%, 12/31/49	228,487	0.0
35,112,864		Other Securities(b)	33,559,053	3.6
			124,877,988	13.5

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Health Care: 9.3%
$3,000,000	&	Biomet, Inc., 10.375%, 10/15/17	$3,262,500	0.4
8,000,000		Biomet, Inc., 11.625%, 10/15/17	8,720,000	0.9
2,000,000	#	ConvaTec Healthcare SA, 10.500%, 12/15/18	1,795,000	0.2
3,750,000		HCA, Inc., 6.500%, 02/15/20	3,900,000	0.4
3,500,000		HCA, Inc., 7.500%, 02/15/22	3,587,500	0.4
3,500,000		HCA, Inc., 8.500%, 04/15/19	3,850,000	0.4
4,650,000	L	HCA, Inc., 7.250%- 8.000%, 10/01/18- 09/15/20	4,929,000	0.6
1,000,000	#	Health Management Associates, Inc., 7.375%, 01/15/20	1,042,500	0.1
1,000,000	#	Multiplan, Inc., 9.875%, 09/01/18	1,045,000	0.1
875,000	#	Mylan, Inc./PA, 7.625%, 07/15/17	959,219	0.1
3,000,000	#	Mylan, Inc./PA, 7.875%, 07/15/20	3,326,250	0.4
1,750,000	#	STHI Holding Corp., 8.000%, 03/15/18	1,806,875	0.2
1,000,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	1,003,750	0.1
2,150,000	#	Valeant Pharmaceuticals International, 6.875%, 12/01/18	2,155,375	0.2
500,000	#	Valeant Pharmaceuticals International, 6.500%, 07/15/16	501,875	0.1
4,000,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	3,970,000	0.4
500,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	487,500	0.0
3,500,000		Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, 02/01/18	3,491,250	0.4

See Accompanying Notes to Financial Statements

117

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Health Care: (continued)
$5,000,000		Warner Chilcott Co. LLC / Warner Chilcott Finance LLC, 7.750%, 09/15/18	$5,131,250	0.6
30,443,489		Other Securities(b)	30,711,937	3.3
			85,676,781	9.3

		Industrials: 6.7%
2,500,000	#	Aguila 3 SA, 7.875%, 01/31/18	2,437,500	0.3
2,000,000	#	AMGH Merger Sub, Inc., 9.250%, 11/01/18	2,070,000	0.2
500,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	532,500	0.1
2,000,000	#	Aviation Capital, 7.125%, 10/15/20	1,937,754	0.2
1,400,000	#	Bombardier, Inc., 7.500%, 03/15/18	1,505,000	0.2
1,600,000	#	C8 Capital SPV Ltd., 6.640%, 12/31/49	880,000	0.1
750,000	#	Calcipar SA, 6.875%, 05/01/18	678,750	0.1
3,500,000	#	Calpine Corp., 7.500%, 02/15/21	3,762,500	0.4
1,250,000	#, L	Cemex SAB de CV, 9.000%, 01/11/18	1,003,125	0.1
1,750,000	#	CMA CGM SA, 8.500%, 04/15/17	783,125	0.1
850,000	#	Huntington Ingalls Industries, Inc., 6.875%, 03/15/18	837,250	0.1
2,000,000	#, L	Masonite International Corp., 8.250%, 04/15/21	1,970,000	0.2
1,250,000	#	Polymer Group, Inc., 7.750%, 02/01/19	1,300,000	0.1
5,750,000		RBS Global, Inc. and Rexnord Corp., 8.500%, 05/01/18	6,123,750	0.6
750,000	L	RBS Global, Inc. and Rexnord Corp., 11.750%, 08/01/16	791,250	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrials: (continued)
$892,000	#	Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625%, 12/01/17	$914,300	0.1
5,500,000		TransDigm, Inc., 7.750%, 12/15/18	5,940,000	0.6
500,000	#	WCA Waste Corp., 7.500%, 06/15/19	507,500	0.1
26,440,656		Other Securities(b)	27,909,133	3.0
			61,883,437	6.7

		Information Technology: 3.1%
1,250,000	#	Audatex North America, Inc., 6.750%, 06/15/18	1,268,750	0.1
2,000,000	#,L	First Data Corp., 8.250%, 01/15/21	1,800,000	0.2
2,000,000	#	Insight.com, 9.375%, 07/15/18	2,295,000	0.2
1,500,000	#	Sensata Technologies BV, 6.500%, 05/15/19	1,488,750	0.2
4,500,000		SunGard Data Systems, Inc., 7.375%- 7.625%, 11/15/18- 11/15/20	4,636,875	0.5
EUR 1,000,000		UPC Holding BV, 8.000%, 11/01/16	1,294,247	0.1
EUR 3,500,000		UPC Holding BV, 8.375%, 08/15/20	4,292,047	0.5
11,275,369		Other Securities(b)	11,604,050	1.3
			28,679,719	3.1

See Accompanying Notes to Financial Statements

118

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: 8.6%
$794,731	#,&	ARD Finance SA, 11.125%, 06/01/18	$683,469	0.1
794,731	#,&	ARD Finance SA, 11.125%, 06/01/18	683,469	0.1
1,125,000	#	Building Materials Corp. of America, 6.875%, 08/15/18	1,186,875	0.1
1,000,000	#	Building Materials Corp. of America, 7.000%, 02/15/20	1,080,000	0.1
375,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	406,875	0.1
2,000,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	2,105,000	0.2
1,196,000	#, L	Fibria Overseas Finance Ltd., 7.500%, 05/04/20	1,175,070	0.1
3,615,000		Georgia-Pacific Corp., 7.375%, 12/01/25	4,466,669	0.5
4,000,000		Georgia-Pacific Corp., 8.000%, 01/15/24	5,136,900	0.5
550,000	#	Georgia-Pacific Corp., 8.250%, 05/01/16	611,260	0.1
5,000,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	4,712,500	0.5
4,000,000	L	Huntsman International LLC, 8.625%, 03/15/21	4,260,000	0.5
1,000,000	#	Ineos Finance PLC, 9.000%, 05/15/15	1,020,000	0.1
2,750,000	#	Ineos Group Holdings PLC, 8.500%, 02/15/16	2,200,000	0.2
2,000,000	#	Kinove German Bondco GmbH, 9.625%, 06/15/18	1,910,000	0.2
1,250,000	#	Nalco Co., 6.625%, 01/15/19	1,446,875	0.2
3,250,000		Novelis, Inc./GA, 8.375%, 12/15/17	3,469,375	0.4
1,300,000	#	OXEA Finance, 9.500%, 07/15/17	1,306,500	0.1
750,000	#	Packaging Dynamics Corp., 8.750%, 02/01/16	753,750	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
$900,000	#	Rain CII Carbon LLC and CII Carbon Corp., 8.000%, 12/01/18	$906,750	0.1
1,950,000	#	Rhodia S.A., 6.875%, 09/15/20	2,135,250	0.2
1,750,000	#	Sealed Air Corp., 8.125%, 09/15/19	1,925,000	0.2
2,000,000	#	Sealed Air Corp., 8.375%, 09/15/21	2,220,000	0.3
4,000,000		Teck Resources Ltd., 10.750%, 05/15/19	4,886,480	0.5
1,050,000	#	USG Corp., 8.375%, 10/15/18	971,250	0.1
1,000,000	#	Vertellus Specialties, Inc., 9.375%, 10/01/15	770,000	0.1
25,317,333		Other Securities(b)	27,404,765	3.0
			79,150,613	8.6

		Telecommunications: 8.8%
2,000,000	#	Avaya, Inc., 7.000%, 04/01/19	1,950,000	0.2
3,000,000	#	CommScope, Inc., 8.250%, 01/15/19	3,015,000	0.3
4,750,000	#	Digicel Ltd., 8.250%, 09/01/17	4,821,250	0.5
600,000	#	EH Holding Corp., 6.500%, 06/15/19	628,500	0.1
750,000	#	EH Holding Corp., 7.625%, 06/15/21	791,250	0.1
2,000,000		Frontier Communications Co., 9.000%, 08/15/31	1,835,000	0.2
4,300,000		Frontier Communications Corp., 7.000%-8.500%, 04/15/17-11/01/25	4,023,469	0.4
2,500,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	2,543,750	0.3
3,650,000		Intelsat Jackson Holdings SA, 8.500%, 11/01/19	3,878,125	0.4
3,000,000	#	Intelsat Jackson Holdings SA, 7.250%, 04/01/19	3,052,500	0.3
1,500,000	#	Intelsat Jackson Holdings SA, 7.500%, 04/01/21	1,520,625	0.2

See Accompanying Notes to Financial Statements

119

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Telecommunications: (continued)
$5,228,000		Qwest Communications International, Inc., 7.500%, 02/15/14	$5,260,805	0.6
5,500,000		Sprint Capital Corp., 6.900%, 05/01/19	4,551,250	0.5
6,000,000		Sprint Capital Corp., 8.750%, 03/15/32	4,882,500	0.5
4,915,000		Sprint Nextel Corp., 6.000%-8.375%, 12/01/16-08/15/17	4,197,769	0.5
1,000,000	#	UPCB Finance V Ltd., 7.250%, 11/15/21	1,017,500	0.1
1,500,000	#	Vimpel Communications Via VIP Finance Ireland Ltd OJSC, 7.748%, 02/02/21	1,290,000	0.1
1,000,000	#	VimpelCom Holdings BV, 7.504%, 03/01/22	845,000	0.1
1,650,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	1,505,625	0.2
4,000,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	3,600,000	0.4
24,069,167		Other Securities(b)	25,658,666	2.8
			80,868,584	8.8

		Utilities: 4.0%
1,250,000	#	AES Corp., 7.375%, 07/01/21	1,353,125	0.1
3,000,000	#	Calpine Corp., 7.875%, 07/31/20	3,247,500	0.3
3,125,000	#	Intergen NV, 9.000%, 06/30/17	3,304,688	0.4
500,000	#	Ipalco Enterprises, Inc., 7.250%, 04/01/16	542,500	0.1
5,075,000	L	NRG Energy, Inc., 7.375%, 01/15/17	5,278,000	0.6
2,000,000		NRG Energy, Inc., 7.625%, 01/15/18	2,010,000	0.2
4,000,000		NRG Energy, Inc., 8.250%, 09/01/20	4,040,000	0.4
500,000	#	NRG Energy, Inc., 7.875%, 05/15/21	490,000	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
$2,501,865	#	Tenaska Alabama Partners LP, 7.000%, 06/30/21	$2,639,468	0.3
7,865,907		Texas Competitive Electric Holdings Co. LLC, 4.795%, 10/10/17	5,007,963	0.5
8,751,167		Other Securities	9,333,678	1.0
			37,246,922	4.0
		Total Corporate Bonds/Notes (Cost $784,806,445)	811,142,085	87.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.0%
19,559,623		Other Securities	9,722,611	1 .0
		Total Collateralized Mortgage Obligations (Cost $11,498,821)	9,722,611	1.0

MUNICIPAL BONDS: 0.0%
		Puerto Rico: 0.0%
1,600,000		Other Securities	111,120	0.0
		Total Municipal Bonds (Cost $267,094)	111,120	0.0

ASSET-BACKED SECURITIES: 0.3%
		Home Equity Asset-Backed Securities: 0.1%
761,782		Other Securities	458,607	0.1

		Other Asset-Backed Securities: 0.2%
3,696,691		Other Securities	2,199,852	0.2
		Total Asset-Backed Securities (Cost $2,854,397)	2,658,459	0.3

See Accompanying Notes to Financial Statements

120

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
113,330		Other Securities(b)	$187,255	0.0
		Total Common Stock (Cost $2,745,560)	187,255	0.0

PREFERRED STOCK: 0.1%
		Financials: 0.1%
900	#,P	ABN AMRO North America Capital Funding Trust I	536,906	0.1
		Total Preferred Stock (Cost $454,500)	536,906	0.1
		Total Long-Term Investments (Cost $802,626,817)	824,358,436	89.3

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 13.3%
		U.S. Treasury Bills: 8.2%
$34,900,000	S	United States Treasury Bill, 0.040%, 04/12/12	$34,898,534	3.8
1,700,000		United States Treasury Bill, 0.040%, 05/17/12	1,699,810	0.2
1,900,000		United States Treasury Bill, 0.040%, 06/21/12	1,899,557	0.2
1,400,000		United States Treasury Bill, 0.040%, 06/07/12	1,399,742	0.1
13,600,000		United States Treasury Bill, 0.050%, 05/10/12	13,598,667	1.5
5,500,000		United States Treasury Bill, 0.050%, 06/14/12	5,498,878	0.6
6,200,000		United States Treasury Bill, 0.060%, 04/26/12	6,199,560	0.7
2,100,000		United States Treasury Bill, 0.060%, 05/24/12	2,099,710	0.2
2,100,000		United States Treasury Bill, 0.070%, 05/31/12	2,099,696	0.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		U.S. Treasury Bills: (continued)
$500,000		United States Treasury Bill, 0.100%, 12/13/12	$499,509	0.1
4,200,000	L	United States Treasury Bill, 0.140%, 05/03/12	4,199,681	0.5
800,000		United States Treasury Bill, 0.180%, 06/28/12	799,774	0.1
			74,893,118	8.2

		Securities Lending Collateralcc(1) : 5.1%
6,708,118		BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $6,708,162, collateralized by various U.S. Government Agency Obligations, 5.000%- 6.000%, Market Value plus accrued interest $6,842,280, due 05/15/24-04/15/41)	6,708,118	0.7
8,110,393		Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $8,110,500, collateralized by various U.S. Government Agency Obligations, 1.437%- 6.014%, Market Value plus accrued interest $8,272,601, due 06/01/17-09/01/44)	8,110,393	0.9

See Accompanying Notes to Financial Statements

121

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1) : (continued)
$11,252,519	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $11,252,618, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 5.500%, Market Value plus accrued interest $11,477,570, due 01/19/12-12/20/41)	$11,252,519	1.2
10,055,478	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $10,055,588, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $10,256,588, due 06/28/12-11/01/41)	10,055,478	1.1
11,252,519	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $11,252,642, collateralized by various U.S. Government Agency Obligations, 2.163%- 6.500%, Market Value plus accrued interest $11,477,570, due 04/01/20-12/01/48)	11,252,519	1.2
		47,379,027	5.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1) : (continued)
	Total Short-Term Investments (Cost $122,268,738)	$122,272,145	13.3

	Total Investments in Securities (Cost $924,895,555)	$946,630,581	102.6
	Liabilities in Excess of Other Assets	(23,854,392)	(2.6)

	Net Assets	$922,776,189	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
&	Payment-in-kind
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	The grouping contains securities in default.
(b)	This grouping contains loaned securities.
EUR	EU Euro
GBP	British Pound

Cost for federal income tax purposes is $925,408,323.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$50,815,562
Gross Unrealized Depreciation	(29,593,304)

Net Unrealized Appreciation	$21,222,258

See Accompanying Notes to Financial Statements

122

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$187,250	$—	$5	$187,255

Total Common Stock	187,250	—	5	187,255

Preferred Stock	—	536,906	—	536,906
Corporate Bonds/Notes	—	810,872,540	269,545	811,142,085
Collateralized Mortgage Obligations	—	9,644,558	78,053	9,722,611
Municipal Bonds	—	111,120	—	111,120
Short-Term Investments	—	122,272,145	—	122,272,145
Asset-Backed Securities	—	2,658,459	—	2,658,459

Total Investments, at value	$187,250	$946,095,728	$347,603	$946,630,581

Other Financial Instruments+
Swaps	—	725,743	—	725,743
Forward Foreign Currency Contracts	—	2,546,432	—	2,546,432

Total Assets	$187,250	$949,367,903	$347,603	$949,902,756

Liabilities Table
Other Financial Instruments+
Swaps	$(2,838,648)	$(1,824,195)	$—	$(4,662,843)
Forward Foreign Currency Contracts	—	(482,962)		(482,962)

Total Liabilities	$(2,838,648)	$(2,307,157)	$—	$(5,145,805)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Common Stock	$—	$308,675	$—	$—	$—	$(308,670)	$—	$—	$5
Corporate Bonds/Notes	527,710	—	(259,669)	—	2,597	(1,093)	—	—	269,545
Collateralized Mortgage Obligations	101,517	—	(15,435)	1,301	7,301	(16,631)	—	—	78,053
Short-Term Investments	935,872	—	(935,872)	—	(233,968)	233,968	—	—	—

Total Investments, at value	$1,565,099	$308,675	$(1,210,976)	$1,301	$(224,070)	$(92,426)	$—	$—	$347,603

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ (326,394).

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

123

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING PIMCO High Yield Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Chinese Yuan	23,649,355	Buy	6/01/12	$3,714,947	$3,749,299	$34,352
Deutsche Bank AG	EU Euro	2,991,000	Buy	1/17/12	4,147,052	3,871,548	(275,504)
Goldman Sachs & Co.	EU Euro	1,669,000	Buy	1/17/12	2,236,735	2,160,351	(76,384)
JPMorgan Chase & Co.	EU Euro	713,000	Buy	1/17/12	971,048	922,907	(48,141)
Morgan Stanley	Brazilian Real	100,000	Buy	1/04/12	51,902	53,557	1,655
Royal Bank of Canada	British Pound	6,168,000	Buy	1/04/12	9,659,088	9,578,473	(80,615)
UBS Warburg LLC	Brazilian Real	100,000	Buy	3/02/12	55,194	52,876	(2,318)

							$(446,955)

Barclays Bank PLC	British Pound	1,232,000	Sell	1/04/12	$1.931,930	$1,913,210	$18,720
Barclays Bank PLC	EU Euro	1,320,000	Sell	1/17/12	1,818,432	1,708,607	109,825
Deutsche Bank AG	EU Euro	909,000	Sell	2/02/12	1,188,245	1,176,748	11,497
Deutsche Bank AG	EU Euro	1,427,000	Sell	1/17/12	1,978,550	1,847,108	131,442
Goldman Sachs & Co.	British Pound	4,936,000	Sell	1/04/12	7,723,137	7,665,263	57,874
JPMorgan Chase & Co.	EU Euro	1,434,000	Sell	1/17/12	1,997,332	1,856,168	141,164
JPMorgan Chase & Co.	EU Euro	27,968,000	Sell	1/17/12	38,027,390	36,201,750	1,825,640
Royal Bank of Canada	British Pound	6,168,000	Sell	2/02/12	9,656,651	9,575,885	80,766
UBS Warburg LLC	Brazilian Real	100,000	Sell	1/04/12	55,835	53,557	2,278
UBS Warburg LLC	EU Euro	1,148,000	Sell	1/17/12	1,583,471	1,485,970	97,501
UBS Warburg LLC	EU Euro	397,000	Sell	1/17/12	547,594	513,876	33,718

							$2,510,425

ING PIMCO High Yield Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2011

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection (1)

Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%)(4)	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.HY.16 Index	Sell	5.000	06/20/16	USD	32,585,000	$(1,464,941)	$490,159
CDX.HY.17 Index	Sell	5.000	12/20/16	USD	19,600,000	(1,373,707)	145,293

						$(2,838,648)	$635,452

ING PIMCO High Yield Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2011:

Credit Default Swaps on Credit Indices - Sell Protection (1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date		Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.NA.HY.16 Index	Sell	5.000	06/20/16	USD	1,470,000	$(66,887)	$2,213	$(69,100)
Morgan Stanley	CDX.NA.HY.16 Index	Sell	5.000	06/20/16	USD	10,290,000	(468,208)	104,106	(572,314)
Deutsche Bank AG	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.760	12/20/12	USD	1,543,198	11,522	1	11,521

							$(523,573)	$106,320	$(629,893)

See Accompanying Notes to Financial Statements

124

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%)(4)		Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston	AES Corp.	Sell	5.000	03/20/14	3.777	USD	2,000,000	$135,203	$(188,750)		$323,953
Citigroup, Inc.	Aramark Services	Sell	5.000	03/20/14	3.524	USD	100,000	5,765	(2,718)		8,483
Citigroup, Inc.	Community Health Systems	Sell	5.000	09/20/14	7.152	USD	100,000	(2,869)	(9,000)		6,131
Goldman Sachs & Co.	Community Health Systems	Sell	5.000	03/20/14	6.744	USD	2,300,000	(31,354)	(209,875)		178,521
Credit Suisse First Boston	El Paso Corp.	Sell	5.000	12/20/14	2.062	USD	2,500,000	211,193	(75,000)		286,193
Goldman Sachs & Co.	El Paso Corp.	Sell	5.000	09/20/14	1.979	USD	2,000,000	160,393	(190,000)		350,393
Deutsche Bank AG	GMAC LLC	Sell	5.000	03/20/12	6.291	USD	340,000	39	(52,700)		52,739
Goldman Sachs & Co.	NRG Energy Inc.	Sell	4.200	09/20/13	3.788	USD	225,000	3,363	—		3,363
Goldman Sachs & Co.	RRI Energy Inc.	Sell	5.000	09/20/14	7.101	USD	3,300,000	(120,128)	(610,500)		490,372
Morgan Stanley	RRI Energy Inc.	Sell	5.000	12/20/14	3.467	USD	300,000	(12,960)	(30,000)		17,040
Barclays Bank PLC	SLM Corp.	Sell	5.000	12/20/13	4.809	USD	1,000,000	731	(110,000)		110,731
Goldman Sachs & Co.	SLM Corp.	Sell	7.600	03/20/12	3.426	USD	250,000	2,250	—		2,250
Citigroup, Inc.	Sungard Data Systems Inc.	Sell	5.000	03/20/14	5.479	USD	800,000	$25,433	$(52,216	) $	77,649

								377,059	(1,530,759)		$1,907,818

(1)

If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)

The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes to Financial Statements

125

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

ING PIMCO High Yield Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date		Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 10.150% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Goldman Sachs & Co.	01/02/12	BRL	4,900,000	$(93,470)	$(35,468)	$(58,002)
Receive a fixed rate equal to 14.765% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized
Counterparty: Merrill Lynch
Receive a fixed rate equal to 10.115% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized	01/02/12	BRL	2,800,000	169,851	2,708	167,143
Counterparty: Morgan Stanley	01/02/12	BRL	51,700,000	(1,028,319)	(172,357)	(855,962)

				$(951,938)	$(205,117)	$(746,821)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,546,432
Credit contracts	Upfront payments paid on OTC swap agreements	106,320
Interest rate contracts	Upfront payments paid on OTC swap agreements	2,708
Credit contracts	Unrealized appreciation on OTC swap agreements	1,919,339
Interest rate contracts	Unrealized appreciation on OTC swap agreements	167,143
Credit contracts	Net Assets- Unrealized appreciation*	635,452

Total Asset Derivatives		$5,377,394

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$482,962
Credit contracts	Upront payments received on swap agreements	1,530,759
Interest rate contracts	Upront payments received on OTC swap agreements	207,825
Credit contracts	Unrealized depreciation on OTC swap agreements	641,414
Interest rate contracts	Unrealized depreciation on OTC swap agreements	913,964

Total Liability Derivatives		$3,776,924

*	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

126

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign currency related transactions*	Swaps	Total
Credit contracts	$—	$2,015,289	$2,015,289
Foreign exchange contracts	721,490	—	721,490

Total	$721,490	$2,015,289	$2,736,779

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign currency related transactions*	Swaps	Total
Credit contracts	$—	$(2,807,742)	$(2,807,742)
Foreign exchange contracts	1,028,984	—	1,028,984
Interest rate contracts	—	138,957	138,957

Total	$1,028,984	$(2,668,785)	$(1,639,801)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

127

ING PIONEER FUND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.6%
		Consumer Discretionary: 14.0%
17,031		Coach, Inc.	$1,039,572	1.3
63,463	@	Ford Motor Co.	682,862	0.8
23,489		John Wiley & Sons, Inc.	1,042,912	1.3
50,934		Johnson Controls, Inc.	1,592,197	1.9
28,555		Lowe’s Cos., Inc.	724,726	0.9
26,999		McGraw-Hill Cos., Inc.	1,214,145	1.5
16,560		Nordstrom, Inc.	823,198	1.0
28,384		Target Corp.	1,453,828	1.8
74,419		Other Securities	2,828,816	3.5
			11,402,256	14.0
		Consumer Staples: 11.1%
17,117		Colgate-Palmolive Co.	1,581,440	1.9
6,908		Estee Lauder Cos., Inc.	775,906	1.0
22,542		General Mills, Inc.	910,922	1.1
24,042		Hershey Co.	1,485,315	1.8
18,899		HJ Heinz Co.	1,021,302	1.3
22,846		Sysco Corp.	670,073	0.8
36,780		Walgreen Co.	1,215,947	1.5
28,801		Other Securities	1,370,083	1.7
			9,030,988	11.1
		Energy: 12.3%
14,120		Apache Corp.	1,278,990	1.6
24,215		Chevron Corp.	2,576,476	3.2
15,910		ConocoPhillips	1,159,362	1.4
12,743		ExxonMobil Corp.	1,080,097	1.3
11,237		Schlumberger Ltd.	767,599	0.9
83,899		Other Securities	3,215,950	3.9
			10,078,474	12.3
		Financials: 11.9%
30,528		Chubb Corp.	2,113,148	2.6
9,544		Franklin Resources, Inc.	916,797	1.1
12,338		PNC Financial Services
		Group, Inc.	711,532	0.9
20,155		State Street Corp.	812,448	1.0
19,416		T. Rowe Price Group, Inc.	1,105,741	1.3
28,345		US Bancorp.	766,732	0.9
123,017		Other Securities	3,311,940	4.1
			9,738,338	11.9
		Health Care: 12.9%
20,544		Abbott Laboratories	1,155,189	1.4
20,087		Becton Dickinson & Co.	1,500,901	1.8

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Health Care: (continued)
12,243	CR Bard, Inc.	$1,046,777	1.3
37,274	Pfizer, Inc.	806,609	1.0
19,023	St. Jude Medical, Inc.	652,489	0.8
166,020	Other Securities	5,341,957	6.6
		10,503,922	12.9
	Industrials: 14.9%
9,002	3M Co.	735,733	0.9
17,355	Canadian National Railway Co.	1,363,409	1.7
7,791	Caterpillar, Inc.	705,865	0.9
11,727	Deere & Co.	907,083	1.1
13,803	Emerson Electric Co.	643,082	0.8
37,412	Norfolk Southern Corp.	2,725,838	3.3
36,631	Paccar, Inc.	1,372,564	1.7
12,458	United Technologies Corp.	910,555	1.1
64,218	Other Securities	2,798,043	3.4
		12,162,172	14.9
	Information Technology: 13.8%
21,429	Analog Devices, Inc.	766,730	0.9
14,009	Automatic Data Processing, Inc.	756,626	0.9
23,540	Canon, Inc. ADR	1,036,702	1.3
3,587	International Business Machines Corp.	659,577	0.8
35,990	Intel Corp.	872,757	1.1
29,163	Texas Instruments, Inc.	848,935	1.0
244,774	Other Securities	6,327,816	7.8
		11,269,143	13.8
	Materials: 5.7%
9,626	Airgas, Inc.	751,598	0.9
14,406	EI Du Pont de Nemours & Co.	659,507	0.8
30,793	Rio Tinto PLC	1,504,120	1.9
72,101	Other Securities	1,737,719	2.1
		4,652,944	5.7
	Telecommunications: 1.7%
28,539	AT&T, Inc.	863,019	1.0
13,912	Other Securities	558,150	0.7
		1,421,169	1.7

See Accompanying Notes to Financial Statements

128

ING PIONEER FUND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Utilities: 1.3%
14,469	Southern Co.	$669,770	0.8
10,911	Other Securities	360,172	0.5
		1,029,942	1.3
	Total Common Stock (Cost $72,486,789)	81,289,348	99.6

SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
238,795	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $238,795)	238,795	0.3
	Total Short-Term Investments (Cost $238,795)	238,795	0.3

	Total Investments in Securities (Cost $72,725,584)	$81,528,143	99.9
	Assets in Excess of Other Liabilities	61,851	0.1

	Net Assets	$81,589,994	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
ADR	American Depositary Receipt

Cost for federal income tax purposes is $73,288,429.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,858,951
Gross Unrealized Depreciation	(4,619,237)

Net Unrealized Appreciation	$8,239,714

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$11,104,418	$297,838	$—	$11,402,256
Consumer Staples	9,030,988	—	—	9,030,988
Energy	10,078,474	—	—	10,078,474
Financials	9,738,338	—	—	9,738,338
Health Care	9,941,393	562,529	—	10,503,922
Industrials	12,162,172	—	—	12,162,172
Information Technology	11,269,143	—	—	11,269,143
Materials	3,148,824	1,504,120	—	4,652,944
Telecommunications	1,421,169	—	—	1,421,169
Utilities	1,029,942	—	—	1,029,942

Total Common Stock	78,924,861	2,364,487	—	81,289,348

Short-Term Investments	238,795	—	—	238,795

Total Investments, at value	$79,163,656	$2,364,487	$—	$81,528,143

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

129

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.0%
	Austria: 0.6%
229,810	Other Securities	$2,749,292	0.6

	Bermuda: 0.8%
52,820	Other Securities	3,928,223	0.8

	Brazil: 0.7%
166,460	Other Securities	3,588,980	0.7

	China: 0.6%
190,500	Other Securities(a)	3,036,180	0.6

	Denmark: 0.1%
31,125	Other Securities	393,295	0.1

	France: 9.5%
138,760	Alstom	4,191,913	0.8
365,002	AXA S.A.	4,718,081	1.0
290,480	France Telecom S.A.	4,546,481	0.9
164,070	Sanofi-Aventis	11,993,111	2.4
165,330	Total S.A.	8,436,421	1.7
217,790	Vivendi	4,754,242	1.0
640,592	Other Securities	8,647,413	1.7
		47,287,662	9.5
	Germany: 5.5%
377,470	Deutsche Lufthansa AG	4,489,828	0.9
33,920	Muenchener Rueckversicherungs AG	4,156,640	0.8
109,820	SAP AG	5,808,547	1.2
69,520	Siemens AG	6,651,370	1.3
199,980	Other Securities	6,235,768	1.3
		27,342,153	5.5
	Hong Kong: 0.6%
500,800	Other Securities	2,783,877	0.6

	India: 0.4%
76,440	Other Securities	2,020,309	0.4

	Italy: 2.5%
259,567	ENI S.p.A.	5,351,645	1.0
2,636,220	Intesa Sanpaolo S.p.A.	4,390,657	0.9
352,958	Other Securities(a)	2,911,234	0.6
		12,653,536	2.5

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Japan: 4.6%
136,700	Toyota Motor Corp.	$4,520,275	0.9
2,839,180	Other Securities(a)	18,433,549	3.7
		22,953,824	4.6
	Netherlands: 5.4%
289,237	Royal Dutch Shell PLC - Class B	11,001,878	2.2
290,910	Koninklijke Philips Electronics NV	6,103,772	1.2
318,991	Other Securities	9,816,195	2.0
		26,921,845	5.4
	Norway: 0.8%
152,630	Other Securities	3,908,899	0.8

	Russia: 0.9%
418,290	Gazprom OAO ADR	4,458,971	0.9

	Singapore: 2.9%
3,607,000	Singapore Telecommunications Ltd.	8,590,970	1.7
884,960	Other Securities	6,018,722	1.2
		14,609,692	2.9
	South Korea: 2.8%
11,346	Samsung Electronics Co., Ltd.	10,436,481	2.1
120,170	Other Securities	3,786,607	0.7
		14,223,088	2.8
	Spain: 0.8%
233,371	Other Securities	4,020,543	0.8

	Sweden: 0.7%
352,208	Other Securities	3,571,605	0.7

	Switzerland: 5.5%
50,040	Roche Holding AG - Genusschein	8,462,682	1.7
109,330	Swiss Re Ltd.	5,558,307	1.1
600,650	Other Securities	13,649,972	2.7
		27,670,961	5.5
	Taiwan: 0.9%
362,128	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,675,073	0.9

	Turkey: 0.5%
221,600	Other Securities	2,606,016	0.5

See Accompanying Notes to Financial Statements

130

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United Kingdom: 13.1%
1,104,186		Aviva PLC	$5,135,900	1.0
1,022,410		BP PLC	7,282,866	1.5
374,121		CRH PLC	7,425,741	1.5
478,880		GlaxoSmithKline PLC	10,911,640	2.2
549,473		HSBC Holdings PLC	4,185,659	0.8
2,271,700	@	International Consolidated Airlines Group SA	5,189,973	1.0
1,458,820		Kingfisher PLC	5,668,927	1.1
778,460		Tesco PLC	4,870,662	1.0
3,918,007		Vodafone Group PLC	10,923,738	2.2
1,755,610		Other Securities	4,080,100	0.8
			65,675,206	13.1
		United States: 37.8%
238,200		Amgen, Inc.	15,294,822	3.1
56,130		Chevron Corp.	5,972,232	1.2
443,070		Cisco Systems, Inc.	8,010,706	1.6
156,590		Citigroup, Inc.	4,119,883	0.8
480,640		Comcast Corp. - Class A	11,395,974	2.3
175,615		CVS Caremark Corp.	7,161,580	1.4
57,410		FedEx Corp.	4,794,309	1.0
310,640		General Electric Co.	5,563,562	1.1
144,030		Medtronic, Inc.	5,509,148	1.1
190,820		Merck & Co., Inc.	7,193,914	1.4
465,510		Microsoft Corp.	12,084,640	2.4
284,070		Morgan Stanley	4,297,979	0.9
529,510		News Corp. - Class A	9,446,458	1.9
560,670		Pfizer, Inc.	12,132,899	2.4
117,220		Quest Diagnostics	6,805,793	1.4
319,820		Seagate Technology	5,245,048	1.0
1,798,217	@	Sprint Nextel Corp.	4,207,828	0.8
71,822		Time Warner Cable, Inc.	4,565,725	0.9
127,003		Time Warner, Inc.	4,589,888	0.9
76,450		United Parcel Service, Inc. - Class B	5,595,375	1.1
118,030		Viacom - Class B	5,359,742	1.1

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United States: (continued)
1,792,130	Other Securities	$40,067,757	8.0
		189,415,262	37.8
	Total Common Stock (Cost $582,255,722)	490,494,492	98.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.2%
	Securities Lending Collateralcc(1): 1.2%
$1,385,607	BNP Paribas Bank, Repurchase Agreement dated 12/30/11, 0.06%, due 01/03/12 (Repurchase Amount $1,385,616, collateralized by various U.S. Government Agency Obligations, 5.000%-6.000%, Market Value plus accrued interest $1,413,319, due 05/15/24-04/15/41)	$1,385,607	0.3
1,385,607	Cantor Fitzgerald, Repurchase Agreement dated 12/30/11, 0.12%, due 01/03/12 (Repurchase Amount $1,385,625, collateralized by various U.S. Government Agency Obligations, 1.437%-6.014%, Market Value plus accrued interest $1,413,319, due 06/01/17-09/01/44)	1,385,607	0.3

See Accompanying Notes to Financial Statements

131

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$1,385,607	Citigroup, Inc., Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $1,385,619, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $1,413,319, due 01/19/12-12/20/41)	$1,385,607	0.3
291,707	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $291,710, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $297,541, due 06/28/12-11/01/41)	291,707	0.0
1,385,607	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/11, 0.02%, due 01/03/12 (Repurchase Amount $1,385,610, collateralized by various U.S. Government Securities, 1.875%-4.000%, Market Value plus accrued interest $1,413,321, due 02/15/15-06/30/15)	1,385,607	0.3
		5,834,135	1.2

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
	Total Short-Term Investments (Cost $5,834,135)	$5,834,135	1.2

	Total Investments in Securities (Cost $588,089,857)	$496,328,627	99.2
	Assets in Excess of Other Liabilities	4,208,472	0.8

	Net Assets	$500,537,099	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $588,476,272.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$37,828,968
Gross Unrealized Depreciation	(129,976,613)

Net Unrealized Depreciation	$(92,147,645)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	13.4%
Consumer Staples	2.4%
Energy	11.8%
Financials	16.1%
Health Care	17.6%
Industrials	10.9%
Information Technology	14.1%
Materials	2.6%
Telecommunications	9.1%
Short-Term Investments	1.2%
Assets in Excess of Other Liabilities	0.8%

Net Assets	100.0%

See Accompanying Notes to Financial Statements

132

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Austria	$—	$2,749,292	$—	$2,749,292
Bermuda	3,928,223	—	—	3,928,223
Brazil	3,588,980	—	—	3,588,980
China	1,428,250	1,607,930	—	3,036,180
Denmark	—	393,295	—	393,295
France	—	47,287,662	—	47,287,662
Germany	—	27,342,153	—	27,342,153
Hong Kong	—	2,783,877	—	2,783,877
India	2,020,309	—	—	2,020,309
Italy	—	12,653,536	—	12,653,536
Japan	—	22,953,824	—	22,953,824
Netherlands	—	26,921,845	—	26,921,845
Norway	—	3,908,899	—	3,908,899
Russia	4,458,971	—	—	4,458,971
Singapore	3,231,747	11,377,945	—	14,609,692
South Korea	3,786,607	10,436,481	—	14,223,088
Spain	—	4,020,543	—	4,020,543
Sweden	—	3,571,605	—	3,571,605
Switzerland	2,028,572	25,642,389	—	27,670,961
Taiwan	4,675,073	—	—	4,675,073
Turkey	2,606,016	—	—	2,606,016
United Kingdom	—	65,675,206	—	65,675,206
United States	189,415,262	—	—	189,415,262

Total Common Stock	221,168,010	269,326,482	—	490,494,492

Short-Term Investments	—	5,834,135	—	5,834,135

Total Investments, at value	$221,168,010	$275,160,617	$—	$496,328,627

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$576,969	$—	$(576,969)	$—	$(144,243)	$144,243	$—	$—	$—

Total Investments, at value	$576,969	$—	$(576,969)	$—	$(144,243)	$144,243	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

133

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.3%
		Consumer Discretionary: 10.4%
122,185	@	Amazon.com, Inc.	$21,150,224	0.5
925,763		Comcast Corp. - Class A	21,949,841	0.5
526,800		Home Depot, Inc.	22,146,672	0.6
347,456		McDonald’s Corp.	34,860,260	0.9
614,449		Walt Disney Co.	23,041,837	0.6
8,620,221		Other Securities(a)	290,841,046	7.3
			413,989,880	10.4
		Consumer Staples: 11.2%
697,492		Altria Group, Inc.	20,680,638	0.5
773,247		Coca-Cola Co.	54,104,093	1.4
442,947		CVS Caremark Corp.	18,063,379	0.4
594,800		Kraft Foods, Inc.	22,221,728	0.5
532,940		PepsiCo, Inc.	35,360,569	0.9
591,392		Philip Morris International, Inc.	46,412,444	1.2
931,127		Procter & Gamble Co.	62,115,482	1.6
591,973		Wal-Mart Stores, Inc.	35,376,306	0.9
3,613,189		Other Securities(a)	151,415,990	3.8
			445,750,629	11.2
		Energy: 11.9%
674,485		Chevron Corp.	71,765,204	1.8
451,544		ConocoPhillips	32,904,011	0.8
1,628,035		ExxonMobil Corp.	137,992,247	3.5
273,639		Occidental Petroleum Corp.	25,639,974	0.6
454,380		Schlumberger Ltd.	31,038,698	0.8
4,120,472		Other Securities(a)	173,761,266	4.4
			473,101,400	11.9
		Financials: 13.1%
3,405,923		Bank of America Corp.	18,975,713	0.5
592,300	@	Berkshire Hathaway, Inc.	45,192,490	1.1
982,580		Citigroup, Inc.	25,851,680	0.7

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
1,289,571		JPMorgan Chase & Co.	$42,878,236	1.1
646,893		US Bancorp.	17,498,456	0.5
1,778,067		Wells Fargo & Co.	49,003,526	1.2
10,359,269		Other Securities(a)	318,542,652	8.0
			517,942,753	13.1
		Health Care: 11.6%
524,128		Abbott Laboratories	29,471,718	0.8
270,959		Amgen, Inc.	17,398,277	0.4
574,418		Bristol-Myers Squibb Co.	20,242,490	0.5
922,820		Johnson & Johnson	60,518,536	1.5
1,037,543		Merck & Co., Inc.	39,115,371	1.0
2,609,758		Pfizer, Inc.	56,475,163	1.4
362,449		UnitedHealth Group, Inc.	18,368,915	0.5
4,902,852		Other Securities	216,864,102	5.5
			458,454,572	11.6
		Industrials: 10.4%
238,962		3M Co.	19,530,364	0.5
249,582		Boeing Co.	18,306,840	0.4
217,580		Caterpillar, Inc.	19,712,748	0.5
3,569,700		General Electric Co.	63,933,327	1.6
164,398		Union Pacific Corp.	17,416,324	0.4
330,276		United Parcel Service, Inc. - Class B	24,172,900	0.6
306,086		United Technologies Corp.	22,371,826	0.6
4,859,983		Other Securities(a)	228,921,657	5.8
			414,365,986	10.4
		Information Technology: 18.5%
315,169	@	Apple, Inc.	127,643,445	3.2
1,831,568		Cisco Systems, Inc.	33,114,749	0.8
85,395	@	Google, Inc. - Class A	55,156,631	1.4
669,984		Hewlett-Packard Co.	17,258,788	0.4

See Accompanying Notes to Financial Statements

134

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Information Technology: (continued)
398,155	International Business Machines Corp.	$73,212,741	1.8
1,736,232	Intel Corp.	42,103,626	1.1
2,540,402	Microsoft Corp.	65,948,836	1.7
1,330,604	Oracle Corp.	34,129,993	0.9
565,552	Qualcomm, Inc.	30,935,694	0.8
172,300	Visa, Inc.	17,493,619	0.4
9,175,221	Other Securities(a)	237,344,922	6.0
		734,343,044	18.5
	Materials: 3.4%
3,079,488	Other Securities(a)	134,101,191	3.4

	Telecommunications: 3.1%
2,008,627	AT&T, Inc.	60,740,881	1.5
953,236	Verizon Communications, Inc.	38,243,828	1.0
1,954,867	Other Securities	22,682,245	0.6
		121,666,954	3.1
	Utilities: 3.7%
3,996,270	Other Securities	147,876,877	3.7
	Total Common Stock (Cost $3,411,747,653)	3,861,593,286	97.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.7%
	Securities Lending Collateralcc(1): 0.4%
$3,768,169	Deutsche Bank AG, Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $3,768,210, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $3,843,533, due 06/28/12-11/01/41)	$3,768,169	0.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$3,768,169	Goldman Sachs & Co., Repurchase Agreement dated 12/30/11, 0.10%, due 01/03/12 (Repurchase Amount $3,768,210, collateralized by various U.S. Government Agency Obligations, 2.163%-6.500%, Market Value plus accrued interest $3,843,532, due 04/01/20-12/01/48)	$3,768,169	0.1
3,768,169	JPMorgan Chase & Co., Repurchase Agreement dated 12/30/11, 0.05%, due 01/03/12 (Repurchase Amount $3,768,190, collateralized by various U.S. Government Agency Obligations, 2.134%-5.939%, Market Value plus accrued interest $3,843,541, due 06/01/24-03/01/41)	3,768,169	0.1

See Accompanying Notes to Financial Statements

135

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$3,768,169	Morgan Stanley, Repurchase Agreement dated 12/30/11, 0.08%, due 01/03/12 (Repurchase Amount $3,768,202, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.375%, Market Value plus accrued interest $3,843,532, due 11/15/12-10/01/44)	$3,768,169	0.1
793,299	Royal Bank of Canada, Repurchase Agreement dated 12/30/11, 0.01%, due 01/03/12 (Repurchase Amount $793,300, collateralized by various U.S. Government Securities, 0.000%- 4.250%, Market Value plus accrued interest $809,165, due 08/15/12-11/15/40)	793,299	0.0
		15,865,975	0.4

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.3%
129,951,100	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $129,951,100)	$129,951,100	3.3
	Total Short-Term Investments (Cost $145,817,075)	145,817,075	3.7

	Total Investments in Securities (Cost $3,557,564,728)	$4,007,410,361	101.0
	Liabilities in Excess of Other Assets	(41,273,252)	(1.0)

	Net Assets	$3,966,137,109	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains loaned securities.

Cost for federal income tax purposes is $3,624,696,302.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$624,448,460
Gross Unrealized Depreciation	(241,734,401)

Net Unrealized Appreciation	$382,714,059

See Accompanying Notes to Financial Statements

136

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$3,861,593,286	$—	$—	$3,861,593,286
Short-Term Investments	129,951,100	15,865,975	—	145,817,075

Total Investments, at value	$3,991,544,386	$15,865,975	$—	$4,007,410,361

Other Financial Instruments+
Futures	411,443	—	—	411,443

Total Assets	$3,991,955,829	$15,865,975	$—	$4,007,821,804

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$340,073	$—	$(340,073)	$—	$(85,018)	$85,018	$—	$—	$—

Total Investments, at value	$340,073	$—	$(340,073)	$—	$(85,018)	$85,018	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments. There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

ING U.S. Stock Index Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	1,668	03/16/12	$104,466,840	$411,443

			$104,466,840	$411,443

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$411,443

Total Asset Derivatives		$411,443

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

137

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$4,319,102

Total	$4,319,102

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$164,513

Total	$164,513

See Accompanying Notes to Financial Statements

138

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount

ING BlackRock Large Cap Growth Portfolio
Class ADV	NII	$0.0243
Class I	NII	$0.0585
Class S	NII	$0.0397
Class S2	NII	$0.0311

ING Clarion Real Estate Portfolio
Class ADV	NII	$0.3255
Class I	NII	$0.3514
Class S	NII	$0.2977
Class S2	NII	$0.2682

ING Franklin Income Portfolio
Class ADV	NII	$0.5802
Class I	NII	$0.5907
Class S	NII	$0.5671
Class S2	NII	$0.5567

ING Franklin Mutual Shares Portfolio
Class ADV	NII	$0.2884
Class I	NII	$0.2984
Class S	NII	$0.2781

ING JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$0.0473
Class I	NII	$0.0745
Class S	NII	$0.0473
Class S2	NII	$0.0254

ING Large Cap Growth Portfolio
Class ADV	NII	$0.0364
Class I	NII	$0.0413
Class S	NII	$0.0278
Class S2	NII	$0.0347
All Classes	STCG	$0.3870
All Classes	LTCG	$0.4886

ING Large Cap Value Portfolio
Class ADV	NII	$0.0826
Class I	NII	$0.0827
Class S	NII	$0.0827

ING Limited Maturity Bond Portfolio
Class ADV	NII	$0.3511
Class I	NII	$0.3600
Class S	NII	$0.3306

ING PIMCO High Yield Portfolio
Class ADV	NII	$0.6947
Class I	NII	$0.7572
Class S	NII	$0.7305
Class S2	NII	$0.7117

139

TAX INFORMATION (UNAUDITED) (CONTINUED)

Portfolio Name	Type	Per Share Amount

ING Pioneer Fund Portfolio
Class ADV	NII	$0.1192
Class I	NII	$0.1817
Class S	NII	$0.1521

ING Templeton Global Growth Portfolio
Class ADV	NII	$0.1292
Class I	NII	$0.2039
Class S	NII	$0.1750
Class S2	NII	$0.1584

ING U.S. Stock Index Portfolio
Class ADV	NII	$0.1769
Class I	NII	$0.2121
Class S	NII	$0.1878
Class S2	NII	$0.1808
All Classes	STCG	$0.1161
All Classes	LTCG	$0.3947

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING BlackRock Large Cap Growth Portfolio	100.00%

ING Clarion Real Estate Portfolio	4.80%

ING Franklin Income Portfolio	21.94%

ING Franklin Mutual Shares Portfolio	61.59%

ING JPMorgan Small Cap Core Equity Portfolio	100.00%

ING Large Cap Growth Portfolio	16.75%

ING Large Cap Value Portfolio	100.00%

ING PIMCO High Yield Portfolio	0.21%

ING Pioneer Fund Portfolio	100.00%

ING Templeton Global Growth Portfolio	34.41%

ING U.S. Stock Index Portfolio	85.87%

140

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolio below designates the following amounts as foreign taxes paid for the year ended December 31, 2011. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Templeton Global Growth Portfolio	$1,028,199	$0.0215	74.96%

*	None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

141

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present) and Consultant (January 2005 - Present).	140	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007).	140	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	140	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, 35 Funds (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	November 2007 - Present	Retired.	140	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 1997 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	140	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	140	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	140	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/ Trustee	January 1994 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	140	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

142

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	November 2007 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	140	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC (December 2005 - Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)

Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	March 2003 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	March 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Chief Compliance Officer, ING Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Vice President - Fund Compliance, ING Funds Services, LLC (October 2009 - Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	February 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010)

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 17, 2011 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the funds under its jurisdiction, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional

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information from Management and address certain unique characteristics related to the introduction of new Portfolios.

The Board has established two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ended November 30, 2012, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 17, 2011 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) for

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open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2013. The Board further noted that this separation may result in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and subadvisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, with the exception of ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Large Cap Value Portfolio, ING Pioneer Fund Portfolio and ING U.S. Stock Index Portfolio, Service Class (“Class S”) shares were used for purposes of certain comparisons between the Portfolios and their Selected Peer Groups. Class S shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. Institutional Class (“Class I”) shares were used for ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Large Cap Value Portfolio, ING Pioneer Fund Portfolio and ING U.S. Stock Index Portfolio because this class has the longest performance history for the respective Portfolios, and at one time was the only class available for purposes of comparison with the Portfolio’s Selected Peer Groups. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature and quality of the services the Sub-Advisers provide to the applicable Portfolios and the Sub-Advisers’ compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with Sub-Advisers and research on Sub-Advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Portfolios that they manage. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of a Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due

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diligence on new Sub-Advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the ING Fund complex. The Board noted that, for new non-ING-affiliated Sub-Advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new Sub-Adviser, as well as preparing written materials and reports to the Committees and the Board as part of the process of approving any new Sub-Adviser for a Portfolio.

The Board also considered that in the course of monitoring performance of Sub-Advisers, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by non-ING-affiliated Sub-Advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and myriad other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the Committees to assist with addressing any issues that arise.

The Board noted that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the

Committees, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective

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resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2011. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

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Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and each ING-affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that many of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and ING-affiliated Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2011 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

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ING BlackRock Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the most recent calendar quarter, one-year, and three-year periods, and the fourth quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Clarion Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Clarion Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, three-year, five-year, and ten-year periods, and the second quintile for the year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the reasonableness of the management fee and expense waivers, which result in a lower effective management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board ; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING Franklin Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Franklin Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exceptions of the year-to-date and one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, the second quintile for the five-year period, the third quintile for the three-year period, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the reasonableness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Franklin Mutual Shares Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Franklin Mutual Shares Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date and three-year periods, and the fifth (lowest) quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Portfolio’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all

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factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Small Cap Core Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, and the second quintile for the year-to-date, one-year, three-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Large Cap Growth Portfolio (formerly, ING Wells Fargo Omega Growth Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, three-year, and five-year periods, and the second quintile for the most recent calendar quarter and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING Large Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Large Cap Value Portfolio (formerly, ING Pioneer Equity Income Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account: (1) the Portfolio’s Sub-Adviser was changed in January 2011, therefore more time is needed to assess the impact on the Portfolio’s performance; (2) the Portfolio’s management team was modified in May 2011; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under and Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s Sub-Adviser was changed in January 2011 and its management team was modified in May 2011 and it is reasonable to permit the new portfolio management team to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Limited Maturity Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exceptions of the year-to-date and one-year periods, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, five-year, and ten-year periods, and the fourth quintile for the year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account that: (1) the portfolio management team for the Portfolio was modified in August 2010; and (2) Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by

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the Board; (3) the portfolio management team for the Portfolio was modified in August 2010 and it is reasonable to permit the new management team to establish a longer performance record for purposes of evaluating performance ; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO High Yield Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exceptions of the year-to-date and one-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exceptions of the three-year and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the most recent calendar quarter, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Fund Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Fund Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and three year periods, but outperformed for the one-year and five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, and five-year periods, the third quintile for the most recent calendar quarter, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable

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in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Templeton Global Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Templeton Global Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the second quintile for the one-year and three-year periods, and the fourth quintile for the five-year and ten-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economics of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Managements representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING U.S. Stock Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING U.S. Stock Index Portfolio (formerly, ING Stock Index Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, and the third quintile for the one-year and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board;

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and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Clarion Real Estate Portfolio was held June 14, 2011, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

1	A new sub-advisory agreement between Directed Services LLC (“DSL”), the investment adviser to the Portfolio, and ING Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Portfolio.

2	A new investment advisory agreement with DSL to reflect the unbundling of the unified fee structure into its advisory, administrative, and “other” expense components.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Clarion Real Estate Portfolio	1	17,993,755.684	730,264.527	1,473,721.727	0	20,197,741.938
ING Clarion Real Estate Portfolio	2	17,871,377.036	789,304.328	1,537,060.574	0	20,197,741.938

*	Proposals Passed

A special meeting of shareholders of the ING Large Cap Value Portfolio (formerly, ING Pioneer Equity Income Portfolio) was held January 6, 2011, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

1	A new sub-advisory agreement for the Portfolio between Directed Services LLC (“DSL”), the Portfolio’s investment adviser and ING Investment Management Co. (“ING IM”), the Portfolio’s proposed sub-adviser.

2(A)	A new sub-advisory agreement between DSL and ING Investment Management Asia/Pacific (Hong Kong) Limited.

2(B)	A new sub-advisory agreement between DSL and ING Investment Management Advisors B.V.

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Large Cap Value Portfolio	1		15,891,871.694	919,441.709	927,619.097	0	17,738,932.500
ING Large Cap Value Portfolio	2	(A)	15,378,095.769	914,332.821	1,446,503.910	0	17,738,932.500
ING Large Cap Value Portfolio	2	(B)	15,801,840.621	709,433.943	1,227,657.936	0	17,738,932.500

*	Proposals Passed

159

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-UFIIT2AISS2	(1211-022412)

Annual Report

December 31, 2011

ING Investors Trust

■  ING American Funds Asset Allocation Portfolio

■  ING American Funds Bond Portfolio

■  ING American Funds Global Growth and Income Portfolio

■  ING American Funds Growth Portfolio

■  ING American Funds International Growth and Income Portfolio

■  ING American Funds International Portfolio

■  ING American Funds World Allocation Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	12
Report of Independent Registered Public Accounting Firm	13
Statements of Assets and Liabilities	14
Statements of Operations	16
Statements of Changes in Net Assets	18
Financial Highlights	22
Notes to Financial Statements	24
Portfolios of Investments	32
Tax Information	39
Trustee and Officer Information	40
Advisory Contract Approval Discussion	44

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 3, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world’s economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed”. There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country’s credit rating. A bipartisan “Debt Super Committee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers’ indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone’s sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank (“ECB”) stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone’s problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Citigroup Broad Investment-Grade (BIG) Bond Index	Represents a market capitalization-weighted index that includes U.S. Treasury, government-sponsored, mortgage and investment grade fixed-rate corporates with a maturity of one year or longer.
MSCI All Country World Index (ex U.S.)	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets, excluding the United States.

3

ING AMERICAN FUNDS ASSET ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING American Funds Asset Allocation Portfolio (the “Portfolio”) seeks high total return (including income and capital gains) consistent with preservation of capital over the long term by investing all of its assets in the Class 1 Shares of the American Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Asset Allocation Fund commentary of the Annual Report of the American Funds Insurance Series on page 60.

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception April 28, 2008

ING American Funds Asset Allocation Portfolio	0.87%	0.31%
S&P 500® Index	2.11%	(0.39	)%(1)
Citigroup Broad Investment-Grade (BIG) Bond Index	7.85%	6.54	%(1)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.42	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Asset Allocation Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2008.

4

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS BOND PORTFOLIO

ING American Funds Bond Portfolio (the “Portfolio”) seeks to provide as high a level of current income as is consistent with the preservation of capital by investing all of its assets in the Class 1 Shares of the American Bond Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Bond Fund commentary of the Annual Report of the American Funds Insurance Series® on page 61.

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception November 12, 2007

ING American Funds Bond Portfolio	5.72%	3.09%
Citigroup Broad Investment-Grade (BIG) Bond Index	7.85%	6.84	%(1)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.65	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Bond Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from November 1, 2007.

5

ING AMERICAN FUNDS GLOBAL GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING American Funds Global Growth and Income Portfolio (the “Portfolio”) seeks to provide you with long-term growth of capital while providing current income by investing all of its assets in the Class 1 Shares of the American Global Growth and Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Global Growth and Income Fund commentary of the Annual Report of the American Funds Insurance Series on page 58.

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception December 15, 2010

ING American Funds Global Growth and Income Portfolio	(5.42)%	(3.93)%
MSCI ACWISM	(7.35)%	(0.52	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Global Growth and Income Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from December 1, 2010.

6

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS GROWTH PORTFOLIO

ING American Funds Growth Portfolio (the “Portfolio”) seeks to provide you with growth of capital by investing all of its assets in the Class 2 Shares of the American Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Growth Fund commentary of the Annual Report of the American Funds Insurance Series on page 56.

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception September 2, 2003

ING American Funds Growth Portfolio	(4.78)%	(0.59)%	4.81%
S&P 500® Index	2.11%	(0.25)%	4.79	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Growth Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from September 1, 2003.

7

ING AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING American Funds International Growth and Income Portfolio (the “Portfolio”) seeks to provide you with long-term growth of capital while providing current income by investing all of its assets in the Class 1 Shares of the American International Growth and Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the International Growth and Income Fund commentary of the Annual Report of the American Funds Insurance Series on page 59.

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception December 15, 2010

ING American Funds International Growth and Income Portfolio	(9.16)%	(8.45)%
MSCI ACW IndexSM Ex-U.S.	(13.71)%	(6.43	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds International Growth and Income Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from December 1, 2010.

8

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO

ING American Funds International Portfolio (the “Portfolio”) seeks to provide you with long-term growth of capital by investing all of its assets in the Class 2 Shares of the American International Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the International Fund commentary of the Annual Report of the American Funds Insurance Series on page 57.

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception September 2, 2003

ING American Funds International Portfolio	(14.38)%	(2.23)%	6.89%
MSCI ACW IndexSM Ex-U.S.	(13.71)%	(2.92)%	7.68	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds International Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from September 1, 2003.

9

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of December 31, 2011 (as a percentage of net assets)
Equity Securities	70%
Fixed-Income Securities	30%
Total	100.0%

Portfolio holdings are subject to change daily.

ING American Funds World Allocation Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio invests in a combination of American Funds Insurance Series® Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC. The Portfolio is managed by Directed Services LLC, under the guidance of an Investment Review Committee.(1)

Performance: For the year ended December 31, 2011, the Portfolio’s shares provided a total return of (5.87)% compared to the MSCI All Country World Index (“MSCI ACWI”), the Barclays Capital U.S. Aggregate Bond Index and a Composite Index consisting of 70% the MSCI ACWI and 30% the Barclays Capital U.S. Aggregate Bond Index, which returned (7.35)%, 7.84% and (2.67)%, respectively, for the same period.

Portfolio Specifics: The Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolio invests are set out below. As these are target allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by Directed Services LLC. The performance of the Portfolio reflects the results of the Underlying Funds in which it invests and the weightings of the Portfolio’s assets in each Underlying Fund.

There is a risk that the Portfolio may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolio may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

The American Funds Insurance Series New World Fund, American Funds Insurance Series® Bond Fund, American Funds Insurance Series Growth Fund, American Funds Insurance Series® High-Income Bond Fund, American Funds Insurance Series® Global Small Capitalization Fund and American Insurance Series® International Fund (each a “Fund” and collectively, the “Funds”) underperformed relative to their asset class benchmarks. If the Funds had matched their asset class benchmarks, the Portfolio would have outperformed the Composite Index referred to above.

American Funds Insurance Series® New World Fund underperformed due to poor security selection among food and beverage companies in India, China and Russia. Security selection in the health care sector detracted from performance.

Within American Funds Insurance Series® Bond Fund, overweights of domestic high yield and foreign bonds and an underweight to U.S. Treasuries caused the majority of relative underperformance. Security selection in corporates was generally positive and issuer selection in longer dated Treasury securities helped.

For the American Funds Insurance Series® Growth Fund, positive results from security selection in healthcare were more than offset by weak security selection in the energy sector. Limited positions in the larger integrated oil companies and poor security selection among information technology companies were significant factors in the Fund’s underperformance.

An overweight to bonds rated below B was as a major detractor from American Funds Insurance Series® High-Income Bond Fund’s return. The Fund’s non-benchmark cash and European bond holdings also weighed on performance. Issuer selection among building products, information technology services and wireless telecom was positive.

American Funds Insurance Series® Global Small Capitalization Fund underperformed significantly on weak security selection in the technology sector. A position in materials and several in the energy sector, hurt results. Security selection in the consumer discretionary sector and a cash position in a declining market helped results.

Security selection in the European banks, along with weakness in the healthcare care, sector led the American Funds Insurance Series International Fund to underperform. Beneficial positions included overweighting the healthcare sector, an underweighting and security selection in materials.

Current Strategy and Outlook Our central case for 2012 is for modest economic growth in the face of a risky global environment. We believe the United States should avoid recession in 2012 and post moderate growth. We expect consumer exuberance to be tempered by continuing household balance sheet repair and sluggish housing and jobs markets. Our current full-year 2012 forecast is for GDP growth of 2.5%, though we may revise this figure upward given recent positive trends in consumption and housing. We believe inflation will remain contained despite a highly accommodative U.S. Federal Reserve.

Europe remains a major risk to our forecast, though we believe the region’s policymakers will be able to sidestep disaster. Overall, in our opinion, the environment should be supportive of equities as well as most fixed income risk sectors, especially high yield. We believe markets are likely to remain volatile in 2012.

(1)	The members of the Investment Review Committee are: William A. Evans, Paul Zemsky and Heather Hackett.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception September 29, 2008

ING American Funds World Allocation Portfolio	(5.87)%	4.27%
MSCI ACWISM	(7.35)%	2.72	%(1)
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.71	%(1)
Composite Index	(2.67)%	4.79	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds World Allocation Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from October 1, 2008.

11

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Portfolio Return				Hypothetical (5% return before expenses)
Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
ING American Funds Asset Allocation Portfolio
$1,000.00	$959.10	1.04%	$5.14	$1,000.00	$1,019.96	1.04%	$5.30
ING American Funds Bond Portfolio
$1,000.00	$1,032.80	1.01%	$5.18	$1,000.00	$1,020.11	1.01%	$5.14
ING American Funds Global Growth and Income Portfolio
$1,000.00	$920.30	1.47%	$7.12	$1,000.00	$1,017.80	1.47%	$7.48
ING American Funds Growth Portfolio
$1,000.00	$900.70	1.12%	$5.37	$1,000.00	$1,019.56	1.12%	$5.70
ING American Funds International Growth and Income Portfolio
$1,000.00	$879.50	1.58%	$7.49	$1,000.00	$1,017.24	1.58%	$8.03
ING American Funds International Portfolio
$1,000.00	$821.80	1.31%	$6.02	$1,000.00	$1,018.60	1.31%	$6.67
ING American Funds World Allocation Portfolio*
$1,000.00	$909.30	0.79%	$3.80	$1,000.00	$1,021.22	0.79%	$4.02

*	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Funds Asset Allocation Portfolio, ING American Funds Bond Portfolio, ING American Funds Global Growth and Income Portfolio, ING American Funds Growth Portfolio, ING American Funds International Growth and Income Portfolio, ING American Funds International Portfolio, and ING American Funds World Allocation Portfolio, each a series of ING Investors Trust, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent of the master fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2012

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING American Funds Asset Allocation Portfolio	ING American Funds Bond Portfolio	ING American Funds Global Growth and Income Portfolio	ING American Funds Growth Portfolio
ASSETS:
Investments in master fund at value*(1)	$351,483,313	$480,166,623	$7,051,321	$1,944,299,328
Cash	661	85,344	28,380	18,477
Receivables:
Investments in master fund sold	21,100	140,609	60,245	902,196
Reimbursement due from manager	—	—	1,527	—
Total assets	351,505,074	480,392,576	7,141,473	1,945,220,001
LIABILITIES:
Payable for fund shares redeemed	21,100	140,609	60,245	902,196
Payable to affiliates	207,878	244,153	4,403	828,176
Payable for trustee fees	3,043	5,617	822	23,204
Other accrued expenses and liabilities	28,434	54,592	629	192,588
Total liabilities	260,455	444,971	66,099	1,946,164
NET ASSETS	$351,244,619	$479,947,605	$7,075,374	$1,943,273,837
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$291,219,782	$432,659,663	$7,551,036	$2,076,718,438
Undistributed net investment income	4,998,912	12,341,156	157,664	1,368,701
Accumulated net realized gain (loss)	(6,846,079)	5,619,667	(177,496)	5,645,171
Net unrealized appreciation (depreciation)	61,872,004	29,327,119	(455,830)	(140,458,473)
NET ASSETS	$351,244,619	$479,947,605	$7,075,374	$1,943,273,837

__________ *Cost of investments in master fund at value	$289,611,309	$450,839,504	$7,507,151	$2,084,757,801

Net assets	$351,244,619	$479,947,605	$7,075,374	$1,943,273,837
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	36,527,680	46,270,081	738,086	40,419,887
Net asset value and redemption price per share	$9.62	$10.37	$9.59	$48.08

(1)  The master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Funds Global Growth and Income, ING American Funds Growth, ING American Funds International, and ING American Funds International Growth and Income are the Class 1 shares of the American Asset Allocation, American Bond, American Global Growth and Income and American International Growth and Income and Class 2 shares for the American Growth and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING American Funds International Growth and Income Portfolio	ING American Funds International Portfolio	ING American Funds World Allocation Portfolio
ASSETS:
Investments in master fund at value*(1)	$4,491,355	$1,013,204,434	$—
Investments in underlying funds at value**	—	—	186,715,035
Cash	28,788	38,665	403
Receivables:
Investments in master fund sold	122,790	599,529	—
Fund shares sold	—	—	6,443
Foreign tax reclaim	—	—	11,031
Reimbursement due from manager	1,726	—	—
Total assets	4,644,659	1,013,842,628	186,732,912
LIABILITIES:
Payable for investments in underlying funds purchased	—	—	4,741
Payable for fund shares redeemed	122,790	599,529	1,702
Payable to affiliates	2,925	433,271	134,533
Payable for trustee fees	443	14,406	1,859
Other accrued expenses and liabilities	298	130,884	33,391
Total liabilities	126,456	1,178,090	176,226
NET ASSETS	$4,518,203	$1,012,664,538	$186,556,686
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$5,037,540	$1,325,078,077	$179,508,520
Undistributed net investment income	125,319	13,931,640	2,678,178
Accumulated net realized gain (loss)	(120,717)	(25,419,676)	14,141,427
Net unrealized depreciation	(523,939)	(300,925,503)	(9,771,439)
NET ASSETS	$4,518,203	$1,012,664,538	$186,556,686

* Cost of investments in master fund at value	$5,015,294	$1,314,129,937	$—
** Cost of investments in underlying funds at value	$—	$—	$196,486,474

Net assets	$4,518,203	$1,012,664,538	$186,556,686
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	495,686	72,151,063	17,545,925
Net asset value and redemption price per share	$9.12	$14.04	$10.63

(1)  The master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Funds Global Growth and Income, ING American Funds Growth, ING American Funds International, and ING American Funds International Growth and Income are the Class 1 shares of the American Asset Allocation, American Bond, American Global Growth and Income and American International Growth and Income and Class 2 shares for the American Growth and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

15

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING American Funds Asset Allocation Portfolio	ING American Funds Bond Portfolio	ING American Funds Global Growth and Income Portfolio	ING American Funds Growth Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$7,647,335	$15,440,389	$193,453	$13,234,221
Total investment income	7,647,335	15,440,389	193,453	13,234,221

EXPENSES:
Distribution and service fees:	2,529,953	2,928,252	30,374	11,123,698
Transfer agent fees	431	593	169	2,511
Administrative service fees	—	—	4,339	—
Shareholder reporting expense	28,760	48,543	7,262	227,696
Professional fees	33,023	41,509	2,353	178,704
Custody and accounting expense	28,869	39,278	530	175,927
Trustee fees	12,024	17,502	902	71,568
Offering expense	—	—	19,000	—
Miscellaneous expense	12,290	18,867	4,250	62,039
Total expenses	2,645,350	3,094,544	69,179	11,842,143
Net waived and reimbursed fees	—	—	(32,065)	—
Net expenses	2,645,350	3,094,544	37,114	11,842,143
Net investment income	5,001,985	12,345,845	156,339	1,392,078

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	777,627	13,220,968	(177,496)	38,400,568
Net realized gain (loss)	777,627	13,220,968	(177,496)	38,400,568
Net change in unrealized appreciation (depreciation) on:
Master fund	(2,772,399)	1,399,284	(455,873)	(135,576,206)
Net change in unrealized appreciation (depreciation)	(2,772,399)	1,399,284	(455,873)	(135,576,206)
Net realized and unrealized gain (loss)	(1,994,772)	14,620,252	(633,369)	(97,175,638)
Increase (decrease) in net assets resulting from operations	$3,007,213	$26,966,097	$(477,030)	$(95,783,560)

(1)  The master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Funds Global Growth and Income, ING American Funds Growth, ING American Funds International, and ING American Funds International Growth and Income are the Class 1 shares of the American Asset Allocation, American Bond, American Global Growth and Income and American International Growth and Income and Class 2 shares for the American Growth and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

16

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING American Funds International Growth and Income Portfolio	ING American Funds International Portfolio	ING American Funds World Allocation Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$144,525	$20,565,493	$—
Dividends from underlying funds	—	—	4,370,682
Total investment income	144,525	20,565,493	4,370,682

EXPENSES:
Investment management fees	—	—	230,726
Distribution and service fees:	20,980	6,226,464	1,384,362
Transfer agent fees	152	1,506	222
Administrative service fees	2,997	—	230,726
Shareholder reporting expense	6,117	99,788	15,686
Professional fees	2,395	101,166	21,009
Custody and accounting expense	230	104,600	32,254
Trustee fees	502	38,079	7,290
Offering expense	19,000	—	—
Miscellaneous expense	4,699	38,411	10,085
Total expenses	57,072	6,610,014	1,932,360
Net waived and reimbursed fees	(31,457)	—	(217,127)
Net expenses	25,615	6,610,014	1,715,233
Net investment income	118,910	13,955,479	2,655,449

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(139,429)	(14,886,323)	14,143,103
Capital gain distributions from affiliated underlying funds	23,836	—	—
Net realized gain (loss)	(115,593)	(14,886,323)	14,143,103
Net change in unrealized appreciation (depreciation) on:
Master fund	(523,953)	(177,213,867)	—
Underlying funds	—	—	(30,987,591)
Net change in unrealized appreciation (depreciation)	(523,953)	(177,213,867)	(30,987,591)
Net realized and unrealized loss	(639,546)	(192,100,190)	(16,844,488)
Decrease in net assets resulting from operations	$(520,636)	$(178,144,711)	$(14,189,039)

(1)  The master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Funds Global Growth and Income, ING American Funds Growth, ING American Funds International, and ING American Funds International Growth and Income are the Class 1 shares of the American Asset Allocation, American Bond, American Global Growth and Income and American International Growth and Income and Class 2 shares for the American Growth and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds Asset Allocation Portfolio		ING American Funds Bond Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$5,001,985	$5,051,246	$12,345,845	$13,299,549
Net realized gain (loss)	777,627	(3,282,977)	13,220,968	471,821
Net change in unrealized appreciation (depreciation)	(2,772,399)	36,423,292	1,399,284	18,005,520
Increase in net assets resulting from operations	3,007,213	38,191,561	26,966,097	31,776,890
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(5,053,489)	(5,272,404)	(13,303,676)	(12,719,989)
Net realized gains	(33,077)	—	(1,625,799)	—
Total distributions	(5,086,566)	(5,272,404)	(14,929,475)	(12,719,989)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,383,850	31,986,483	52,520,978	126,048,074
Reinvestment of distributions	5,086,566	5,272,404	14,929,475	12,719,989
	23,470,416	37,258,887	67,450,453	138,768,063
Cost of shares redeemed	(31,581,232)	(22,830,585)	(119,016,400)	(140,328,267)
Net increase (decrease) in net assets resulting from capital share transactions	(8,110,816)	14,428,302	(51,565,947)	(1,560,204)
Net increase (decrease) in net assets	(10,190,169)	47,347,459	(39,529,325)	17,496,697
NET ASSETS:
Beginning of year or period	361,434,788	314,087,329	519,476,930	501,980,233
End of year or period	$351,244,619	$361,434,788	$479,947,605	$519,476,930
Undistributed net investment income at end of year or period	$4,998,912	$5,050,416	$12,341,156	$13,298,987

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds Global Growth and Income Portfolio		ING American Funds Growth Portfolio
	Year Ended December 31, 2011	December 15, 2010(1) to December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$156,339	$(1)	$1,392,078	$4,228,328
Net realized gain (loss)	(177,496)	—	38,400,568	8,711,420
Net change in unrealized appreciation (depreciation)	(455,873)	43	(135,576,206)	351,979,418
Increase (decrease) in net assets resulting from operations	(477,030)	42	(95,783,560)	364,919,166
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(4,248,626)	(2,440,680)
Net realized gains	—	—	(166,613)	—
Total distributions	—	—	(4,415,239)	(2,440,680)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,430,577	3,010	28,472,198	86,295,979
Reinvestment of distributions	—	—	4,415,239	2,440,680
	9,430,577	3,010	32,887,437	88,736,659
Cost of shares redeemed	(1,881,225)	—	(361,074,464)	(250,827,556)
Net increase (decrease) in net assets resulting from capital share transactions	7,549,352	3,010	(328,187,027)	(162,090,897)
Net increase (decrease) in net assets	7,072,322	3,052	(428,385,826)	200,387,589
NET ASSETS:
Beginning of year or period	3,052	—	2,371,659,663	2,171,272,074
End of year or period	$7,075,374	$3,052	$1,943,273,837	$2,371,659,663
Undistributed net investment income at end of year or period	$157,664	$—	$1,368,701	$4,225,249

(1) Commencement of operations

See Accompanying Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds International Growth and Income Portfolio		ING American Funds International Portfolio
	Year Ended December 31, 2011	December 15, 2010(1) to December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$118,910	$(1)	$13,955,479	$19,906,154
Net realized gain (loss)	(115,593)	—	(14,886,323)	4,703,799
Net change in unrealized appreciation (depreciation)	(523,953)	14	(177,213,867)	54,247,987
Increase (decrease) in net assets resulting from operations	(520,636)	13	(178,144,711)	78,857,940

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(19,919,516)	(12,498,093)
Net realized gains	—	—	(6,550,353)	(1,813,821)
Total distributions	—	—	(26,469,869)	(14,311,914)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,373,528	3,010	11,724,787	62,362,282
Reinvestment of distributions	—	—	26,469,869	14,311,914
	6,373,528	3,010	38,194,656	76,674,196
Cost of shares redeemed	(1,337,712)	—	(225,778,191)	(174,870,660)
Net increase (decrease) in net assets resulting from capital share transactions	5,035,816	3,010	(187,583,535)	(98,196,464)
Net increase (decrease) in net assets	4,515,180	3,023	(392,198,115)	(33,650,438)

NET ASSETS:
Beginning of year or period	3,023	—	1,404,862,653	1,438,513,091
End of year or period	$4,518,203	$3,023	$1,012,664,538	$1,404,862,653
Undistributed net investment income at end of year or period	$125,319	$—	$13,931,640	$19,900,698

(1) Commencement of operations

See Accompanying Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds World Allocation Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$2,655,449	$2,006,737
Net realized gain	14,143,103	5,652,942
Net change in unrealized appreciation (depreciation)	(30,987,591)	8,424,061
Increase (decrease) in net assets resulting from operations	(14,189,039)	16,083,740

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,007,528)	(1,176,657)
Net realized gains	(5,611,953)	(3,503,797)
Total distributions	(7,619,481)	(4,680,454)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,694,531	75,605,539
Proceeds from shares issued in merger (Note 13)	80,131,553	—
Reinvestment of distributions	7,619,481	4,680,454
	102,445,565	80,285,993
Cost of shares redeemed	(76,161,080)	(12,820,296)
Net increase in net assets resulting from capital share transactions	26,284,485	67,465,697
Net increase in net assets	4,475,965	78,868,983
NET ASSETS:
Beginning of year or period	182,080,721	103,211,738
End of year or period	$186,556,686	$182,080,721
Undistributed net investment income at end of year or period	$2,678,178	$2,006,484

See Accompanying Notes to Financial Statements

21

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses excluding expenses of the master fund(2)(3)		Net investment income (loss) excluding expenses of the master fund(2)(3)	Net assets, end of year or period	Portfolio turnover rate(4)	Expenses including gross expenses of the master fund(2)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)	Expenses including expenses net of all reductions of the master fund(2)	Portfolio turnover rate of the master fund
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)		(%)	($000’s)	(%)	(%)	(%)	(%)	(%)

ING American Funds Asset Allocation Portfolio
12-31-11	9.67	0.14		(0.05)	0.09	0.14	0.00	*	—	0.14	9.62	0.87	0.73		1.38	351,245	7	1.04	1.04	1.04	43
12-31-10	8.78	0.13		0.90	1.03	0.14	—		—	0.14	9.67	11.96	0.73		1.53	361,435	7	1.04	1.04	1.04	46
12-31-09	7.26	0.17	•	1.50	1.67	0.12	0.03		—	0.15	8.78	23.37	0.74		2.18	314,087	4	1.06	1.06	1.06	41
04-28-08(5)–12-31-08	10.00	0.44	•	(3.18)	(2.74)	—	—		—	—	7.26	(27.40)	0.78		8.32	150,323	9	1.1	1.07	1.07	36
ING American Funds Bond Portfolio
12-31-11	10.12	0.26	•	0.32	0.58	0.29	0.04		—	0.33	10.37	5.72	0.63		2.53	479,948	14	1.01	1.01	1.01	163
12-31-10	9.78	0.25		0.34	0.59	0.25	—		—	0.25	10.12	6.05	0.63		2.48	519,477	26	1.01	1.01	1.01	187
12-31-09	9.02	0.29	•	0.79	1.08	0.32	0.00	*	—	0.32	9.78	12.15	0.63		3.11	501,980	12	1.02	1.02	1.02	125
12-31-08	9.99	1.06	•	(2.03)	(0.97)	0.00 *	—		—	0.00 *	9.02	(9.71)	0.68		11.45	263,131	19	1.08	1.04	1.04	63
11-12-07(5)–12-31-07	10.00	0.41	•	(0.42)	(0.01)	—	—		—	—	9.99	(0.10)	0.52		30.48	1	0 *	0.93	0.89	0.89	57
ING American Funds Global Growth and Income Portfolio
12-31-11	10.14	0.35	•	(0.90)	(0.55)	—	—		—	—	9.59	(5.42)	0.86	†	3.60	7,075	43	1.47	1.47	1.47	25
12-15-10(5)–12-31-10	10.00	(0.00	)*	0.14	0.14	—	—		—	—	10.14	1.40	0.97	††	(0.97)	3	—	1.58	1.58	1.58	30
ING American Funds Growth Portfolio
12-31-11	50.59	0.03		(2.44)	(2.41)	0.10	0.00	*	—	0.10	48.08	(4.78)	0.53		0.06	1,943,274	2	1.12	1.12	1.12	19
12-31-10	42.90	0.09		7.65	7.74	0.05	—		—	0.05	50.59	18.07	0.53		0.20	2,371,660	5	1.12	1.12	1.12	28
12-31-09	36.46	0.05		12.68	12.73	0.80	5.49		—	6.29	42.90	38.70	0.53		0.13	2,171,272	6	1.13	1.13	1.13	37
12-31-08	71.12	0.18	•	(29.93)	(29.75)	0.47	4.44		—	4.91	36.46	(44.29)	0.53		0.33	1,593,903	16	1.11	1.08	1.08	26
12-31-07	64.29	0.19		7.37	7.56	0.18	0.55		—	0.73	71.12	11.76	0.52		0.31	2,532,008	3	1.1	1.07	1.07	40
ING American Funds International Growth and Income Portfolio
12-31-11	10.04	0.38	•	(1.30)	(0.92)	—	—		—	—	9.12	(9.16)	0.85	†	3.97	4,518	46	1.58	1.58	1.58	48
12-15-10(5)–12-31-10	10.00	(0.00	)*	0.04	0.04	—	—		—	—	10.04	0.40	0.97	††	(0.97)	3	—	1.71	1.71	1.71	31
ING American Funds International Portfolio
12-31-11	16.74	0.18	•	(2.53)	(2.35)	0.26	0.09		—	0.35	14.04	(14.38)	0.53		1.12	1,012,665	2	1.31	1.31	1.31	24
12-31-10	15.87	0.24		0.79	1.03	0.14	0.02		—	0.16	16.74	6.66	0.53		1.49	1,404,863	6	1.31	1.31	1.31	25
12-31-09	13.99	0.15		5.04	5.19	0.59	2.72		—	3.31	15.87	42.36	0.53		1.08	1,438,513	8	1.32	1.32	1.32	46
12-31-08	26.26	0.29	•	(10.94)	(10.65)	0.38	1.24		—	1.62	13.99	(42.46)	0.54		1.44	990,692	23	1.31	1.26	1.26	52
12-31-07	22.56	0.28	•	4.07	4.35	0.23	0.42		—	0.65	26.26	19.41	0.52		1.15	1,608,774	6	1.29	1.24	1.24	41

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	The gross expense ratios, excluding expenses of the master fund, for ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio were 1.59% and 1.90%, respectively.

††	The gross expense ratios, excluding expenses of the master fund, for ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio were 2.25% and 2.26%, respectively.

See Accompanying Notes to Financial Statements

22

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($100’s)	(%)
ING American Funds World Allocation Portfolio
12-31-11	11.65	0.12	(0.77)	(0.65)	0.10	0.27	—	0.37	10.63	(5.87)	0.84	0.74	0.74	1.15	186,557	39
12-31-10	10.75	0.17	1.14	1.31	0.10	0.31	—	0.41	11.65	12.67	0.83	0.79	0.79	1.56	182,081	14
12-31-09	8.02	0.20	2.58	2.78	0.05	—	—	0.05	10.75	34.73	0.91	0.79	0.79	2.13	103,212	28
09-29-08(5)–12-31-08	10.00	0.43	(2.41)	(1.98)	—	—	—	—	8.02	(19.80)	4.56	0.79	0.79	22.00	13,124	7

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-six active separate investment series. The seven portfolios included in this report are: ING American Funds Asset Allocation Portfolio (“Asset Allocation”), ING American Funds Bond Portfolio (“Bond”), ING American Funds Global Growth and Income Portfolio (“Global Growth and Income”), ING American Funds Growth Portfolio (“Growth”), ING American Funds International Growth and Income Portfolio (“International Growth and Income”), ING American Funds International Portfolio (“International”), and ING American Funds World Allocation Portfolio (“World Allocation”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio (except World Allocation) operates as a “feeder fund” and seeks to achieve its investment objective by investing all its investable assets in a separate mutual fund (“Master Fund”). Each Master Fund is a series of American Funds Insurance Series® (“American Funds”), a registered open-end management investment company that has the same investment objective and substantially similar policies as each corresponding Portfolio. As of December 31, 2011 Asset Allocation, Bond, Global Growth and Income, Growth, International Growth and Income, and International held [3.2%, 5.1%, 0.4%, 8.0%, 1.9%, and 11.8%] of the American Asset Allocation Fund, American Bond Fund, American Global Growth and Income Fund, American Growth Fund, American International Growth and Income Fund, and American International Fund, respectively. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund acquires an indirect interest in those securities.

ING Investments, LLC (“ING Investments”) serves as the investment adviser to Asset Allocation, Bond, Global Growth and Income, Growth, International Growth and Income, and International. Directed Services LLC (“DSL”) serves as the investment adviser to World Allocation (collectively, the “Investment Advisers”). ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

ING Investments, DSL, IFS and IID are indirect, wholly- owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services. ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Advisers and their affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Advisers’ loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Advisers, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Portfolios’ advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Advisers do not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. Each Portfolio’s investments in Master Funds or Underlying Funds are recorded at their estimated fair value, as described below. The valuation of each Portfolio’s (except World Allocation) investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds’ notes to financial statements, which accompany this report. The valuation of the World Allocation’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

Fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the master fund or underlying funds is recognized on the ex-dividend date and is recorded as dividends in the Statement of Operations. Capital gain distributions received from the master fund or underlying funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and related excise tax provisions and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Offering Costs. Costs incurred with the offering of shares of Global Growth and Income and International Growth and Income are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (continued)

NOTE 3 — INVESTMENT MANAGEMENT, ADMINISTRATIVE FEES AND MASTER FUNDS EXPENSES

ING Investments provides Asset Allocation, Bond, Global Growth and Income, Growth, International Growth and Income, and International with advisory services, respectively, under a management agreement. Under the terms of the management agreement, during periods when Asset Allocation, Bond, Global Growth and Income, Growth, International Growth and Income, and International invests all or substantially all of their assets in another investment company, each respective Portfolio pays no management fee. During periods when Asset Allocation, Bond, Global Growth and Income, Growth, International Growth and Income, and International has not invested all or substantially all of their assets in another investment company, each respective Portfolio pays ING Investments a monthly management fee based on the following annual rates of the average daily net assets:

Portfolio	Fee
Asset Allocation
0.5000% of the first $600 million; 0.4200% on the next $600 million; 0.3600% on the next $800 million; 0.3200% on the next $1 billion; 0.2800% on the next $2 billion; 0.2600% on the next $3 billion; and 0.2500% of the amount in excess of $8 billion

Bond	0.48% of the first $600 million; 0.44% of the next $400 million; 0.40% of the next $1 billion; 0.38% of the next $1 billion; and 0.36% of the amount in excess of $3 billion
Global Growth and Income	0.69% of the first $600 million; 0.59% on the next $600 million; 0.53% on the next $800 million; 0.50% on the next $1 billion; and 0.48% of the amount in excess of $3 billion.
Growth
0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 but not exceeding $13.0 billion, plus 0.30% on net assets in excess of $13.0 billion.

International Growth and Income	0.69% of the first $500 million; 0.59% on the next $500 million; and 0.53% of the amount in excess of $1 billion.
International
0.69% of the first $500 million of net assets, plus 0.59% on net assets greater than $500 million but not exceeding $1.0 billion, plus 0.53% on net assets greater than $1.0 billion but not exceeding $1.5 billion, plus 0.50% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.48% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.47% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.46% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.45% on net assets in excess of $10.5 billion

Because each of Asset Allocation, Bond, Global Growth and Income, Growth, International Growth and Income, and International invests all of their assets in a Master Fund, each respective Portfolio and its shareholders will bear the fees and expenses of each respective Portfolio and the Master Fund in which it invests, with the result that the respective Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities.

World Allocation has entered into an investment management agreement (“Investment Management Agreement”) with DSL. The Investment Management Agreement compensates DSL in the amount equal to 0.10% of the Portfolio’s average daily net assets.

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers.

During periods when Asset Allocation, Bond, Growth and International invest all or substantially all of their assets in another investment company, each respective Portfolio pays no administration fee. During periods when Asset Allocation, Bond, Growth, and International invest directly in investment securities, each respective Portfolio pays the Administrator a monthly administration fee of 0.10% of its average daily net assets.

Investors in Asset Allocation, Bond, Global Growth and Income, Growth, International Growth and Income, and International should recognize that an investment in each respective Portfolio bears not only a proportionate share of the expenses of such Portfolio (including operating costs and management fees) but also indirectly similar expenses of the Master Funds in which the respective Portfolio invests. These investors also bear the proportionate share of any sales charges incurred by each Portfolio related to the purchase of shares of the mutual fund investments.

For the year ended December 31, 2011, Asset Allocation, Bond, Global Growth and Income, Growth, International Growth and Income, and International invested substantially all of their assets in their respective master Funds.

For Global Growth and Income, International Growth and Income, and World Allocation, the Administrator receives compensation in the amount equal to 0.10% of the Portfolio’s average daily net assets. IFS has contractually agreed to waive 0.05% of the administrative fee for Global Growth and Income and International Growth and Income through at least May 1, 2013. Amounts waived shall not be eligible for recoupment.

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (continued)

NOTE 4 — INVESTMENTS IN MASTER FUNDS AND UNDERLYING FUNDS

For the year ended December 31, 2011, the cost of purchases and the proceeds from the sales of the Master Funds or Underlying Funds, were as follows:

	Purchases	Sales
Asset Allocation	$24,949,942	$33,158,666
Bond	66,248,087	120,422,192
Global Growth and Income	9,519,587	1,837,939
Growth	39,787,539	371,216,499
International Growth and Income	6,486,981	1,359,095
International	29,981,967	230,276,941
World Allocation	109,913,507	88,553,633

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each of the Portfolios has entered into a Rule 12b-1 distribution plan (the “Distribution Plan”) with IID. The Distribution Plan provides that each Portfolio shall pay a 12b-1 distribution fee, for distribution services including payments to IID, at an annual rate not to exceed 0.35% of the average daily net assets of Bond and World Allocation, 0.45% of the average daily net assets of Asset Allocation, Global Growth and Income and International Growth and Income, and 0.50% of Growth, and International. In addition, each Master Fund pays 0.25% of average assets annually to ING North America Insurance Company pursuant to a plan of distribution which fees are indirectly borne by Asset Allocation, Bond, Growth, and International.

The Trust has entered into a Shareholder Service Plan (the “Plan”) on behalf of Asset Allocation, Bond, Global Growth and Income, International Growth and Income and World Allocation. The Plan compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners. Under the Plan, Asset Allocation, Bond, Global Growth and Income, International Growth and Income and World Allocation make payments to the Distributor at an annual rate of 0.25% of each respective Portfolio’s average daily net assets.

In addition, Class 2 of each Master Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “Master Fund Plan”). Under the Master Fund Plan, Class 2 of each Master Fund is authorized to pay a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Amounts paid under the Master Fund Plan are used by insurance company contract issuers (including ING affiliated insurance companies) to cover the expenses of certain contract owner services. Shareholders of Growth and International, which invest in Class 2 shares of its corresponding Master Fund, pay only their proportionate share of the Master Fund 12b-1 Plan expenses.

NOTE 6 — EXPENSE LIMITATIONS AGREEMENT

For Global Growth and Income and International Growth and Income, ING Investments has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and Master Fund fees and expenses to the level listed below:

Global Growth and Income(1)	0.85%
International Growth and Income(1)	0.85%

(1)	The operating expense limit applies only at the Portfolio level and does not limit fees payable by the Master Funds in which the Portfolio invests.

ING Investments may at a later date recoup from each Portfolio management fees waived and other expenses assumed by ING Investments during the previous 36 months, but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by ING Investments of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Portfolio. Outstanding reimbursement lances due to each Portfolio, if any, under its respective expense limitation agreement are reflected in Reimbursement Due from ING Investments on the accompanying Statement of Assets and Liabilities. The expense limitation agreement for each Portfolio is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the Investment Management Agreement.

As of December 31, 2011, the cumulative amounts of reimbursed fees that are subject to possible recoupment by ING Investments, and the related expiration dates are as follows:

	December 31,
	2012	2013	2014	Total
Global Growth and Income	$—	$1	$29,896	$29,897
International Growth and Income	$—	$1	$29,959	$29,960

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (continued)

NOTE 6 — EXPENSE LIMITATIONS AGREEMENT (continued)

For World Allocation, DSL has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expense to the level listed below:

World Allocation(1)	0.79%

(1)	The operating expense limit applies only at the Portfolio level and does not limit fees payable by the underlying investment companies in which World Allocation invests. Pursuant to a side agreement effective January 22, 2011, DSL has agreed to limit expenses, including fees payable by the underlying investment companies in which World Allocation invests, to 1.21% through at least May 1, 2012. There is no guarantee that this expense limit will continue after that date. Fees waived pursuant to this side agreement are not eligible for recoupment.

DSL may at a later date recoup from World Allocation’s management fees waived and other expenses assumed by DSL during the previous 36 months, but only if, after such recoupment, that World Allocation’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by DSL of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Portfolio. Outstanding reimbursement balances due to World Allocation, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from DSL on the accompanying Statement of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2011, the cumulative amounts of reimbursed fees that are subject to possible recoupment by DSL, and the related expiration dates are as follows:

	December 31,
	2012	2013	2014	Total
World Allocation	$64,475	$53,450	$217,127	$335,052

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL and ING Investments until distribution in accordance with the Plan.

At December 31, 2011, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities:

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Asset Allocation	$ —	$ —	$207,878	$207,878
Bond	—	—	244,153	244,153
Global Growth and Income	—	294	4,109	4,403
Growth	—	—	828,176	828,176
International Growth and Income	—	195	2,730	2,925
International	—	—	433,271	433,271
World Allocation	21,421	16,160	96,952	134,533

At December 31, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING USA Annuity and Life Insurance Company	Asset Allocation	97.10%
	Bond	96.80%
	Global Growth and Income	96.47%
	Growth	97.09%
	International Growth and Income	99.60%
	International	96.69%
	World Allocation	98.86%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (continued)

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2011, the following Portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
American Funds Asset Allocation	Postage	$ 15,590
American Funds Bond	Postage	35,811
American Funds Growth	Postage	107,931
American Funds International	Postage	77,160
American Funds World Allocation	Custody	18,721
	Postage	9,035

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Asset Allocation
12-31-11	1,878,355	—	511,213	(3,240,823)	(851,255)	18,383,850	—	5,086,566	(31,581,232)	(8,110,816)
12-31-10	3,585,422	—	615,935	(2,590,883)	1,610,474	31,986,483	—	5,272,404	(22,830,585)	14,428,302
Bond
12-31-11	5,112,096	—	1,475,244	(11,641,810)	(5,054,470)	52,520,978	—	14,929,475	(119,016,400)	(51,565,947)
12-31-10	12,473,635	—	1,271,999	(13,744,508)	1,126	126,048,074	—	12,719,989	(140,328,267)	(1,560,204)
Global Growth and Income
12-31-11	937,616	—	—	(199,831)	737,785	9,430,577	—	—	(1,881,225)	7,549,352
12-15-10(1)–12-31-10	301	—	—	—	301	3,010	—	—	—	3,010
Growth
12-31-11	551,918	—	83,149	(7,096,925)	(6,461,858)	28,472,198	—	4,415,239	(361,074,464)	(328,187,027)
12-31-10	1,891,804	—	57,079	(5,680,605)	(3,731,722)	86,295,979	—	2,440,680	(250,827,556)	(162,090,897)
International Growth and Income
12-31-11	638,601	—	—	(143,216)	495,385	6,373,528	—	—	(1,337,712)	5,035,816
12-15-10(1)–12-31-10	301	—	—	—	301	3,010	—	—	—	3,010
International
12-31-11	801,511	—	1,598,422	(14,160,408)	(11,760,475)	11,724,787	—	26,469,869	(225,778,191)	(187,583,535)
12-31-10	3,990,641	—	967,021	(11,682,847)	(6,725,185)	62,362,282	—	14,311,914	(174,870,660)	(98,196,464)
World Allocation
12-31-11	1,261,666	6,851,668	656,286	(6,852,015)	1,917,605	14,694,531	80,131,553	7,619,481	(76,161,080)	26,284,485
12-31-10	6,760,852	—	450,911	(1,187,625)	6,024,138	75,605,539	—	4,680,454	(12,820,296)	67,465,697

(1)	Commencement of operations.

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The value of your investment in Asset Allocation, Bond, Global Growth and Income, Growth, International Growth and Income, and International changes with the values of the corresponding Master Fund and its investments. World Allocation is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation (World Allocation). Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which a Master Fund and/or certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (continued)

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS (continued)

U.S. dollar can significantly affect the value of the investments and earnings of a Master Fund and/or certain Underlying Funds. Foreign investments may also subject a Master Fund and/or certain Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Master Fund and/or certain Underlying Funds investments.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Global Growth and Income	$(1,325)	$ 1,325	$ —
International Growth and Income	(1,285)	6,409	(5,124)
International	—	(5,021)	5,021
World Allocation	—	(1,249)	1,249

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Asset Allocation	$5,053,489	$33,077	$5,272,404	$—
Bond	13,303,676	1,625,799	12,719,989	—
Growth	4,248,626	166,613	2,440,680	—
International	19,924,537	6,545,332	13,370,454	941,460
World Allocation	2,019,971	5,599,510	4,364,099	316,355

The tax-basis components of distributable earnings as of December 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Long-term Capital Loss Carryforward
Asset Allocation	$5,000,497	$970,988	$54,054,937	$—
Bond	12,343,779	12,096,285	22,850,501	—
Global Growth and Income	167,724	—	(643,380)	—
Growth	1,394,107	38,717,682	(173,530,984)	—
International Growth and Income	126,272	18,712	(664,317)	—
International	13,946,628	—	(320,803,524)	(5,541,655)
World Allocation	2,654,387	14,441,090	(10,046,080)	—

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2011, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios’ tax year ended December 31, 2011. The Act provides several benefits, including the unlimited carryforward of future capital losses generated.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting this ASU.

NOTE 13 — REORGANIZATIONS

On January 21, 2011, World Allocation (“Acquiring Portfolio”) acquired all of the net assets of ING Morgan Stanley Global Tactical Asset Allocation Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on January 11, 2011. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$2,655,509
Net realized and unrealized loss on investments	($14,768,673)
Net decrease in net assets resulting from operations	($12,113,164)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since January 21, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation (000s)	Portfolio Conversion Ratio
World Allocation	ING Morgan
	Stanley Global
	Tactical Asset
	Allocation Portfolio	$80,132	$183,670	$—	$—	0.7932

The net assets of Asset Allocation after the acquisition were $263,801,557.

NOTE 14 — SUBSEQUENT EVENTS

On January 12, 2012, the Board of Trustees of ING Investors Trust approved a proposal to reorganize ING American Funds Growth Portfolio (the “Disappearing Portfolio”) with and into ING Large Cap Growth Portfolio (the “Reorganization”), which is not included in this report. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about July 21, 2012.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

31

ING AMERICAN FUNDS ASSET ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
MASTER FUND: 100.1%
21,736,754	@	American Funds Asset Allocation Fund — Class 1 Shares	$351,483,313	100.1

		Total Investments in Master Fund
		(Cost $289,611,309)	$351,483,313	100.1
		Liabilities in Excess of Other Assets	(238,694)	(0.1)
		Net Assets	$351,244,619	100.0

@	Non-income producing security
Cost for federal income tax purposes is $297,428,376.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$54,054,937
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$54,054,937

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Master Fund	$351,483,313	$—	$—	$351,483,313
Total Investments, at value	$351,483,313	$—	$—	$351,483,313

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

32

ING AMERICAN FUNDS BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011
Shares			Value	Percentage of Net Assets
MASTER FUND: 100.0%
43,691,231	@	American Funds Bond Fund — Class 1 Shares	$480,166,623	100.0
		Total Investments in Master Fund
		(Cost $450,839,504)	$480,166,623	100.0
		Liabilities in Excess of Other Assets	(219,018)	—
		Net Assets	$479,947,605	100.0
@	Non-income producing security
Cost for federal income tax purposes is $457,316,122.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,850,501
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$22,850,501

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Master Fund	$480,166,623	$—	$—	$480,166,623
Total Investments, at value	$480,166,623	$—	$—	$480,166,623

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

33

ING AMERICAN FUNDS GLOBAL GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
MASTER FUND: 99.7%
766,448	@	American Funds Global Growth and Income Fund- Class 1 Shares	$7,051,321	99.7
		Total Investments in Master Fund
		(Cost $7,507,151)	$7,051,321	99.7
		Assets in Excess of Other Liabilities	24,053	0.3
		Net Assets	$7,075,374	100.0
@	Non-income producing security
Cost for federal income tax purposes is $7,694,701.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(643,380)
Net Unrealized Depreciation	$(643,380)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Master Fund	$7,051,321	$—	$—	$7,051,321
Total Investments, at value	$7,051,321	$—	$—	$7,051,321

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

34

ING AMERICAN FUNDS GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
MASTER FUND: 100.1%
37,621,891	@	American Funds Growth Fund — Class 2 Shares	$1,944,299,328	100.1
		Total Investments in Master Fund
		(Cost $2,084,757,801)	$1,944,299,328	100.1
		Liabilities in Excess of Other Assets	(1,025,491)	(0.1)
		Net Assets	$1,943,273,837	100.0
@	Non-income producing security
	Cost for federal income tax purposes is $2,117,830,312.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$—
	Gross Unrealized Depreciation	(173,530,984)
	Net Unrealized Depreciation	$(173,530,984)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Master Fund	$1,944,299,328	$—	$—	$1,944,299,328
Total Investments, at value	$1,944,299,328	$—	$—	$1,944,299,328

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

35

ING AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
MASTER FUND: 99.4%
335,176	@	American Funds International Growth and Income Fund — Class 1 Shares	$4,491,355	99.4
		Total Investments in Master Fund
		(Cost $5,015,294)	$4,491,355	99.4
		Assets in Excess of Other Liabilities	26,848	0.6
		Net Assets	$4,518,203	100.0
@	Non-income producing security
	Cost for federal income tax purposes is $5,155,672.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$—
	Gross Unrealized Depreciation	(664,317)
	Net Unrealized Depreciation	$(664,317)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Master Fund	$4,491,355	$—	$—	$4,491,355
Total Investments, at value	$4,491,355	$—	$—	$4,491,355

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

36

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
MASTER FUND: 100.1%
66,834,066	@	American Funds International Fund — Class 2 Shares	$1,013,204,434	100.1

		Total Investments in Master Fund
		(Cost $1,314,129,937)	$1,013,204,434	100.1
		Liabilities in Excess of Other Assets	(539,896)	(0.1)
		Net Assets	$1,012,664,538	100.0
@	Non-income producing security
Cost for federal income tax purposes is $1,334,007,958.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(320,803,524)
Net Unrealized Depreciation	$(320,803,524)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Master Fund	$1,013,204,434	$—	$—	$1,013,204,434
Total Investments, at value	$1,013,204,434	$—	$—	$1,013,204,434

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

37

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets
UNDERLYING FUNDS: 100.1%
4,607,912	@	American Funds Bond Fund — Class 1 Shares	$50,640,951	27.2
749,020	@	American Funds Global Small Capitalization Fund — Class 1 Shares	12,950,561	6.9
1,135,416	@	American Funds Growth Fund — Class 1 Shares	59,121,118	31.7
555,618	@	American Funds High-Income Bond Fund — Class 1 Shares	5,856,209	3.1
2,350,070	@	American Funds International Fund — Class 1 Shares	35,744,567	19.2
1,140,032	@	American Funds New World Fund — Class 1 Shares	22,401,629	12.0

		Total Investments in Underlying Funds
		(Cost $196,486,474)	$186,715,035	100.1
		Liabilities in Excess of Other Assets	(158,349)	(0.1)
		Net Assets	$186,556,686	100.0
@	Non-income producing security
Cost for federal income tax purposes is $196,761,115.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,080,393
Gross Unrealized Depreciation	(11,126,473)
Net Unrealized Depreciation	$(10,046,080)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Underlying Funds	$186,715,035	$—	$—	$186,715,035
Total Investments, at value	$186,715,035	$—	$—	$186,715,035

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

38

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount
ING American Funds Asset Allocation Portfolio	NII	$0.1375
	LTCG	$0.0009
ING American Funds Bond Portfolio	NII	$0.2864
	LTCG	$0.0350
ING American Funds Growth Portfolio	NII	$0.0969
	LTCG	$0.0038
ING American Funds International Portfolio	NII	$0.2598
	LTCG	$0.0853
ING American Funds World Allocation Portfolio	NII	$0.0968
	STCG	$0.0006
	LTCG	$0.2700

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Funds Asset Allocation Portfolio	77.09%
ING American Funds Bond Portfolio	0.33%
ING American Funds Growth Portfolio	100.00%
ING American Funds World Allocation Portfolio	23.54%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

39

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present) and Consultant (January 2005–Present).	140	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present). Formerly, Consultant (July 2007–February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006–July 2007).	140	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	140	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, 35 Funds (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	November 2007–Present	Retired.	140	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 1997–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	140	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	140	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006–Present	Consultant (May 2001–Present).	140	Stillwater Mining Company (May 2002–Present).

40

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/ Trustee	January 1994–Present	President, Springwell Corporation, a corporate finance firm (March 1989–Present).	140	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	November 2007–Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001–December 2007).	140	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	177	ING Capital Corporation, LLC (December 2005–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

41

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	March 2003–Present
Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–Present). Formerly, Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012–Present	Chief Compliance Officer, ING Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006–Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011–Present	Vice President–Fund Compliance, ING Funds Services, LLC (October 2009–Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006–October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	November 1999–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010)

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

42

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007–Present	Vice President, ING Funds Services, LLC (December 2006–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006–Present
Vice President, ING Investment Management — ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008–Present
Vice President and Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008)

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

43

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC or Directed Services LLC, as applicable (together, the “Adviser”) and the Portfolios.

The Independent Trustees also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 17, 2011 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts that were subject to a renewal for the funds under its jurisdiction, the Trustees considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory Contract. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory contracts, as well as the review and approval of new advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new Portfolios.

The Board has established two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Portfolios’ Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ended November 30, 2012, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 17, 2011 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and the investment adviser to the master funds and underlying funds in which the Portfolio invests to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory Contracts; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2013. The Board further noted that this separation may result in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

The ING American Funds World Allocation Portfolio invests in a combination of mutual funds (“Underlying Funds”) that are advised by Capital Research and Management Company (“CRMC”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). Each of the ING American Funds Asset Allocation Portfolio, ING American Funds Bond Portfolio, ING American Funds Growth Portfolio, and ING American Funds International Portfolio (collectively, the “American Funds Master-Feeder Portfolios”) operates as a master-feeder fund and fully invests in a corresponding master fund advised by CRMC. The Board and/or K&L Gates received responses to a series of questions posed by K&L Gates on behalf of the Trustees that related to CRMC.

The American Funds Master-Feeder Portfolios have only one class of shares, which was compared to the analogous class of shares for each fund in the Selected Peer Group. It should be noted that the performance of each of the American Funds Master-Feeder Portfolios primarily reflects the performance of the Master Fund in which it invests. With respect to the ING American Funds World Allocation Portfolio, Service Class (Class S) shares of the Portfolio were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class S shares generally were selected so that the ING American Funds World Allocation Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. It should be noted that the ING American Funds World Allocation Portfolio operates as a fund-of-fund and the performance of the Portfolio primarily reflects the performance of the Underlying Funds in which it invests. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio’s class being compared to the funds in the Selected Peer Group.

The Board noted that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees, which may vary from the perspective of the MRSG.

The Board also noted the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputation of the Adviser, and evaluated

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2011. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted that any breakpoints in the advisory fee schedules applicable to the underlying Master Fund in which each Portfolio invests results in a lower, aggregate advisory fee payable by Portfolio shareholders. As the Portfolio does not have advisory fee breakpoints, but may benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports and industry information on this topic.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and their respective affiliates from their association with the Portfolios.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory fees of the Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in fee rates and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2011 meeting in relation to renewing each Portfolio’s current Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING American Funds Asset Allocation Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Asset Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the most recent calendar quarter, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that security selection and sector allocation had on the Portfolio’s performance; (2) that, in April 2011, the management team for the Master Fund was modified; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints when the Portfolio invests all or substantially all of its assets in another investment company; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) in April 2011 there was a change to the Master Fund’s portfolio management team and it is reasonable to permit the new team to establish a longer performance record for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds Bond Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Bond Portfolio, the Board considered that, based on

48

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, the fourth quintile for the year-to-date and one-year periods, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board discussed the composition of the Selected Peer Group for the Portfolio and took into account that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints when the Portfolio invests all or substantially all of its assets in another investment company; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it matched its Morningstar category median; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and three-year periods, but outperformed for the one-year and five-year periods; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date and one-year periods, and the fourth quintile for the most recent calendar quarter, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that sector allocation had on the Portfolio’s performance; (2) Management’s analysis of the Portfolio’s ability to sustain market volatility relative to its Morningstar category median; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract where: (a) no advisory or administration fees are charged when the Portfolio is fully invested in the American Funds Master Growth Fund (the “Master Growth Fund”); (b) there is an economies of scale benefit to the Portfolio and its shareholders from breakpoint discounts applicable to the advisory fees at the Master Growth Fund level, which result in lower fees at higher asset levels; and (c) the Advisory Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws it assets from the Master Growth Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review. Based on these conclusions and other factors,

49

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds International Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds International Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exceptions of the year-to-date and one-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the most recent calendar quarter and year-to-date periods, and the fourth quintile for the one-year period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract where: (a) no advisory or administration fees are charged when the Portfolio is fully invested in the American Funds International Fund (the “Master International Fund”), (b) there is an economies of scale benefit to the Portfolio and its shareholders from breakpoint discounts applicable to the advisory fees at the Master International Fund level, which result in a lower fee rate at higher asset levels, and (c) the Advisory Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws it assets from the Master International Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds World Allocation Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds World Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board discussed the composition of the Selected Peer Group for the Portfolio and took into account that the Portfolio launched in September 2008, and therefore had a limited operating period for evaluating performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In considering this fee data, the Board took into account Management’s representations regarding: (1) the effect on a change in Selected Peer Group methodology on the Portfolio’s relative performance; (2) Management’s representations regarding the reasonableness of the Portfolio’s management fee and expense ratio; and (3) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

50

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account that the Portfolio commenced operations in September 2008, and therefore had a limited operating history for the purpose of analyzing its performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

51

American Funds®

The right choice for the long term®

American Funds Insurance Series®

Special feature

► See inside

Annual report for the year ended December 31, 2011

American Funds Insurance Series is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For more than 80 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

The summary investment portfolios (with the exception of Mortgage Fund and Cash Management Fund, which show a complete listing of portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, investment results are for Class 2 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution.

The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series’ investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, and for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waivers, without which they would have been lower. See the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. See the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

53

In this report

Special feature

Exploring your options:
A closer look at American Funds Insurance Series

Letter to investors

Fund reviews

Investment portfolios

Growth FundSM

International FundSM

Global Growth and Income FundSM

International Growth and
Income FundSM

Asset Allocation FundSM

Bond FundSM

Financial statements

Fellow investors:

A number of events challenged investors in 2011, including the devastating earthquake and tsunami in Japan, the U.S. federal budget deficit and credit downgrade, flooding in Thailand and, of course, the omnipresent European debt crisis.

Global markets tracked these situations, rising and falling as investors lost and regained confidence depending on the news. Most major stock markets were up at the year’s midpoint, before falling sharply in the third quarter. Many rallied somewhat in the fourth quarter, but few managed to erase earlier declines.

The U.S. stock market, as measured by Standard & Poor’s 500 Composite Index, gained 2.09% for the year, which was among the best returns for developed markets. Of the countries in the MSCI World Index, only Ireland (+14.30%) and New Zealand (+6.35%) did better. All other developed countries were down for the year; overall, the index lost 5.02%. Not surprisingly, European countries fared the worst — Greece was down 62.67%, Austria lost 35.97% and Finland declined 31.00%. Aside from Ireland, the best European returns came from countries outside the euro zone: the United Kingdom (–2.52%) and Switzerland (–6.05%).

Developing markets did worse than their developed counterparts. Egypt (–46.86%), India (–37.17%), Turkey (–35.16%) and Hungary (–33.65%) were the major contributors to the 18.17% decline of the MSCI Emerging Markets Index. As in developed markets, only three countries finished the year ahead: Indonesia (+6.50%), Malaysia (+0.12%) and the Philippines (+0.10%). Returns for countries outside the U.S. are calculated in U.S. dollars with dividends reinvested. All the indexes are unmanaged and, therefore, have no expenses.

In U.S. fixed-income markets, investors favored higher quality bonds over more speculative issues: The Barclays Capital U.S. Aggregate Index, which measures investment-grade bonds, rose 7.84%, while the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, which tracks corporate high-yield bonds, gained 4.96%. Emerging market bonds, as measured by the J.P. Morgan Emerging Markets Bond Index Plus, were up 9.20%, compared with a 5.64% gain by the

American Funds Insurance Series

54

Barclays Capital Global Aggregate Index. As it has since December 2008, the Federal Reserve kept its target for the federal funds rate at 0% to 0.25%. The yield on the benchmark 10-year U.S. Treasury note ended the year at 1.89% — compared with 3.30% a year ago — only 17 basis points above the record low in September. The U.S. dollar rallied toward the end of the year, gaining against most currencies. The Japanese yen (+5.41%) and Hong Kong dollar (+0.09%) were the strongest major currencies versus the U.S. dollar; the Hungarian forint (–14.43%) and Indian rupee (–15.80%) were the weakest.

Reflecting global stock and bond market results, most of the equity-focused funds in American Funds Insurance Series lost ground in 2011, with funds emphasizing investments outside the U.S. losing the most. The bond funds in the series ended the year in positive territory.

Looking ahead
We expect that the volatile environment of 2011 will continue in 2012. The principal cause of recent investor worries, the European debt crisis, has still not been resolved, although several European countries have implemented austerity packages focused on public sector cuts and pay freezes and the sale of state assets. Further austerity measures are possible, including some in the U.S. While the European Central Bank appears more ready than before to provide liquidity to the system, it remains to be seen whether some countries will leave the euro currency union, or even default on their sovereign debt. Other challenges, such as the U.S. federal budget deficit, election year paralysis and slowing growth in China, may also continue to erode investor confidence.

However, there are reasons to be optimistic. Many U.S. companies reported record earnings and profits in 2011 and the unemployment rate declined in each of the four months from September to December. Overseas, Japan’s industrial production is back to normal and Thailand is making progress on restoring manufacturing output after the widespread flooding decimated some of its major industries. In January, China reported better-than-expected GDP data, and a bond sale by the European Financial Stability Facility, the euro zone’s temporary bailout fund, was well-received despite its downgrade by rating agency Standard & Poor’s.

The uncertain environment highlights the value of fundamental research to try to identify investments that can thrive in the long run despite challenging macro pressures. The funds in American Funds Insurance Series benefit from the experience of a global network of more than 250 investment professionals who conduct rigorous analysis of every company before and after investing.

We hope that knowing this, you can have confidence that your investments are well-managed. We would also remind you of the importance of remaining committed to a long-term investment plan and not being distracted by negative headlines.

Finally, it’s worth noting that the 2.09% positive return of the S&P 500 in 2011 came entirely from reinvested dividends, demonstrating the benefit of including dividend-paying investments in a diversified portfolio.

We thank you for your continued support and look forward to reporting to you again in six months.

Cordially,

James K. Dunton
Vice Chairman of the Board

Donald D. O’Neal
President

February 7, 2012

We are deeply saddened by the loss of Jon B. Lovelace Jr., chairman emeritus and former portfolio counselor of Capital Research and Management Company and former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.

      American Funds Insurance Series

55

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Growth Fund declined 4.27% for the 12 months ended December 31, 2011, while the S&P 500 gained 2.09%. In a volatile year in which investors generally sought the safety of the largest blue chip companies, the defensive sectors of consumer staples and health care were the main contributors to the fund’s results, with consumer discretionary the only other sector providing a positive return for the fund. Weaker sectors included financials, energy and materials.

 As a group, larger companies in the portfolio did better than their midsized and smaller counterparts. Overall, holdings outside the U.S. were weak, with Canada the biggest drag on fund results.

 Encouraging data in the fourth quarter of 2011 suggests that the U.S. economic recovery may regain momentum and consumers could start spending again, which could benefit many of the consumer discretionary companies in the fund’s portfolio. The economic recovery should also bolster energy companies, and the fund’s portfolio counselors are looking for investment opportunities in this area.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011

	Class 1	Class 2	Class 3
1 year	–4.06%	–4.27%	–4.21%
5 years	0.19	–0.06	0.01
10 years	4.29	4.03	4.10
Lifetime (since February 8, 1984)	12.00	11.70	11.80
Expense ratios	.34	.59	.52

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1 The index is unmanaged and, therefore, has no expenses.
2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

          American Funds Insurance Series

56

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

International Fund lagged 13.96% for the 12 months ended December 31, 2011. Its benchmark index, the MSCI ACWI (All Country World Index) ex USA, lost 13.33%.

 Leading the way for the fund were consumer staples, energy and select information technology holdings, accelerated by returns from an investment in a U.K. tobacco company. Construction and engineering companies that benefit from industrial and infrastructure spending remained robust and were positive contributors to the fund. Also, holdings of companies domiciled in South Korea and Belgium were additive to the fund’s results, while holdings in France and Japan detracted.

 Amid unprecedented uncertainty in worldwide markets — with the European debt crisis and ongoing fears about slowing growth in China and other emerging markets — the fund’s portfolio counselors continue to believe that it is important to maintain a well-balanced portfolio. During gyrating and volatile markets such as these, short-term returns are often driven by market sentiment. Rather than being swept up by the short-term noise, the fund’s portfolio counselors will continue to try to identify investment opportunities that will provide superior results over the long term.

Country diversification	(percent of net asset)
Europe
United Kingdom	11.1%
Germany	7.8
France	7.8
Switzerland	7.6
Sweden	3.0
Ireland	2.2
Russia	2.2
Belgium	2.0
Netherlands	1.2
Other	2.7
47.6

Asia/Pacific Basin
Japan	9.2
China	7.3
South Korea	6.0
Hong Kong	4.4
India	4.0
Taiwan	1.4
Indonesia	1.1%
Other	2.4
35.8
The Americas
Mexico	2.0
Brazil	1.5
Canada	.2
3.7
Other regions
Israel	1.9
South Africa	1.5
3.4

Short-term securities & other assets less liabilities	9.5

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011

	Class 1	Class 2	Class 3
1 year	–13.76%	–13.96%	–13.85%
5 years	–1.48	–1.72	–1.65
10 years	6.42	6.15	6.23
Lifetime (since May 1, 1990)	7.94	7.66	7.74
Expense ratios	.53	.78	.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1 The index is unmanaged and, therefore, has no expenses.
2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
 American Funds Insurance Series

57

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Growth and Income Fund declined 4.85% for the 12 months ended December 31, 2011, while its new benchmark, the MSCI ACWI (All Country World Index), which the fund’s portfolio counselors believe better represents its portfolio, fell 6.86%. The former benchmark, the MSCI World Index, lost 5.02%.

 Defensive sectors such as consumer staples, health care and utilities provided the fund’s strongest returns. Some energy holdings also did well. On a country basis, holdings in Thailand and Indonesia had the highest returns, though the largest overseas contributor to the fund’s result was the United Kingdom. The fund benefited from relatively limited exposure to the struggling European financial sector.

The fund’s return over its lifetime, an unnaturally volatile period that includes the recent market decline and recovery, is ahead of its benchmark index. As global uncertainty continues, the portfolio counselors believe the strategy of investing in dividend-paying companies can continue to grow investors’ capital over time. Stock market valuations around the world remain reasonable by historic standards, offering plenty of attractive opportunities.

Country diversification	(percent of net asset)

The Americas
United States	47.3%
Canada	6.2
Mexico	.4
53.9
Europe
United Kingdom	7.4
France	4.4
Netherlands	2.6
Switzerland	1.5
Germany	1.1
Other	2.5
19.5
Asia/Pacific Basin
Australia	4.5
China	3.8
Japan	3.0%
Singapore	1.5
Taiwan	1.4
Hong Kong	1.4
Thailand	1.4
Other	2.0
19.0
Other regions
South Africa	1.4

Bonds, short-term securities & other
assets less liabilities	6.2

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011

	Class 1	Class 2
1 year	–4.68%	–4.85%
5 years	–0.07	–0.30
Lifetime (since May 1, 2006)	1.72	1.48
Expense ratios	.61	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
2 The indexes are unmanaged and, therefore, have no expenses.

   American Funds Insurance Series

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International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

International Growth and Income Fund declined 8.71% for the 12 months ended December 31, 2011, ahead of its new benchmark, the MSCI ACWI (All Country World Index) ex USA, which fell 13.33%. The fund’s portfolio counselors believe this index, which measures both developed and developing markets, better represents the fund’s portfolio than the index formerly used as a comparison, the MSCI World ex USA Index, which measures only developed country markets. That index declined 11.78% for the year.

 In a difficult year for markets around the world, particularly in Europe, the fund was helped by investments in defensive sectors such as consumer staples, with tobacco companies among the top contributors to results.

 Amid unprecedented uncertainty, with no end in sight to the European debt crisis and ongoing fears about slowing growth in China and other emerging markets, the fund’s portfolio counselors continue to maintain a well-balanced portfolio, with an emphasis on defensive investments.

In this environment, when stock markets are so volatile and offering little or no capital appreciation, the fund’s focus on dividend-paying companies can provide investors some positive return.

Country diversification	(percent of net assets)
Europe
United Kingdom	22.8%
Sweden	9.1
France	3.7
Germany	3.3
Switzerland	3.2
Netherlands	3.0
Ireland	2.1
Russia	1.7
Finland	1.5
Other	2.6
53.0
Asia/Pacific Basin
Hong Kong	5.0
Australia	4.8
Taiwan	4.8
China	4.4
Japan	3.7
Singapore	3.3
Indonesia	1.4
Thailand	1.1
Other	1.1
29.6
The Americas
United States	6.1
Canada	1.5
Brazil	.4
Mexico	.4
8.4
Other regions
Israel	.1

Short-term securities & other
assets less liabilities	8.9

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011

	Class 1	Class 2
1 year	–8.51%	–8.71%
Lifetime (since November 18, 2008)	14.01	13.73
Expense ratios	.73	.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1 The indexes are unmanaged and, therefore, have no expenses.
2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

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Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Asset Allocation Fund gained 1.30% for the 12 months ended December 31, 2011. Its benchmark indexes, the S&P 500 for stocks and the Barclays Capital U.S. Aggregate Index for bonds, rose 2.09% and 7.84%, respectively.

The fund’s portfolio counselors continue to favor equities, which accounted for nearly 75% of the portfolio at December 31. Fixed-income holdings comprised about 21%.

 Highlighting the year were holdings in health care, consumer staples and telecommunication services, which were all additive. Comparative weakness was found in the energy and materials sectors. Gains in fixed income were paced by agency mortgage-backed securities and investment-grade (BBB-/Baa3 or above) corporate bonds.

 With approximately 84% of the fund’s investments being held in companies domiciled within the United States, the relative strength of the U.S. markets since October led to a positive year-end snapshot of the fund.

 In these turbulent economic times, the fund’s portfolio counselors emphasize the relevance of having a professionally managed portfolio. Maintaining a long-term outlook and not getting distracted by undulations in the market and day-today market headlines are key methods of approach for investors.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011

	Class 1	Class 2	Class 3
1 year	1.56%	1.30%	1.36%
5 years	1.45	1.20	1.26
10 years	4.64	4.38	4.45
Lifetime (since August 1, 1989)	7.80	7.52	7.61
Expense ratios	.31	.56	.49

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1 The indexes are unmanaged and, therefore, have no expenses.
2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

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Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Bond Fund gained 6.10% for the 12 months ended December 31, 2011, slightly behind the benchmark increase of 7.84% as measured by the Barclays Capital U.S. Aggregate Index.

 All sectors of the bond market were positive for the year. The biggest driver of returns was lower interest rates and exposure to more interest rate risk, which was a positive for the fund. The portfolio counselors increased allocation to agency mortgage-backed and commercial mortgage-backed securities, which helped the fund.

 High-yield corporate bonds were mixed, and European financial fixed-income holdings detracted from fund results, but the fund maintained a highly defensive position regarding these holdings. Corporate holdings that showed the most strength were in media, oil, gas & consumable fuels and real estate investment trusts (REITs). The fund had a lower exposure to Treasuries, in which yields are at historic lows.

 The fund’s portfolio counselors believe there is still a substantial amount of risk that must be dealt with in the United States and Europe, and the long-term deleveraging that needs to occur in a disciplined manner will create a headwind for the economy. However, given the unstable landscape, the fund’s diversification is quite high, and that strategy continues to be prudent.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2011

	Class 1	Class 2
1 year	6.41%	6.10%
5 years	3.83	3.56
10 years	5.12	4.85
Lifetime (since January 2, 1996)	5.49	5.23
Expense ratios	.38	.63

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2011. See the Financial Highlights table in this report for details.

1 The index is unmanaged and, therefore, has no expenses.
2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

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Exploring your options:

A closer look at American Funds Insurance Series

Two new funds were added to American Funds Insurance Series (AFIS) in 2011, bringing the series' choices to 18. We thought it would be useful to see how the new funds fit into the lineup and to review all the funds in the series to help you and your financial adviser build a portfolio to pursue your long-term goals.

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Many funds have similar names or objectives, so it can be difficult to tell them apart. But a closer look reveals characteristics that can help. It’s important to remember that the funds are actively managed, so holdings will change over time. First, let’s take a quick look at the new funds.

Global Balanced Fund is the first AFIS fund to invest significantly in stocks and bonds globally. It aims to provide long-term growth of capital, conservation of principal and current income from investments around the world, including emerging and developing countries.

 “Global Balanced Fund allows investors to take full advantage of Capital Research and Management Company’s extensive global research capabilities in a single investment,” says Jody Jonsson, the fund’s lead portfolio counselor. “An investor can choose this one fund and not have to make his or her own decisions about whether to be invested in the U.S. or globally, whether to be in developed or developing markets, or whether to be in equities or bonds. It simplifies the investment decision.”

Mortgage Fund invests primarily in mortgage-related securities, including residential mortgage-backed bonds and commercial mortgage-backed securities. At least 80% of the mortgage-related securities are sponsored or guaranteed by the U.S. government, or are non-government securities that are rated AAA or Aaa.

 “Variable annuities are an efficient way to invest in mortgage-backed securities because their tax-deferred nature preserves all of the investment return until it is withdrawn,” explains portfolio counselor Wesley Phoa. “Mortgage Fund seeks to provide a reliable income stream from investments in high-quality securities.”

SEC yield vs. distribution rate

The SEC yield shows a fund’s income yield over the past 30 days. Commonly used for bond funds, the SEC yield is not as useful for funds that invest mainly in equities and don’t pay monthly dividends.

The distribution rate is a better income measurement for equity funds, particularly growth funds that pay dividends only once a year, because it is based on a fund’s dividend payments over an entire 12-month period.

See tables on following pages.

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Growth funds

Growth funds aim to increase investors’ principal over time by investing in stocks of companies that are believed to have strong potential for appreciation. These companies often are growing sales or earnings at above-average rates and are less focused on dividend income. While growth funds may have the potential to produce the highest returns, they are also likely to be more volatile than funds in other categories.

Global Discovery Fund
Objective: Long-term growth of capital. Current income is a secondary consideration.
Global Discovery Fund focuses on companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving economy. Since Global Discovery Fund invests more in companies in cyclical sectors, its results are likely to be more volatile than the other AFIS growth funds.

Global Growth Fund
Objective: Long-term growth of capital.
Global Growth Fund focuses on large companies with global operations. Because of this, it has the largest weighted average market capitalization of the growth funds, indicating that it invests more heavily in larger, well-established companies. The fund can invest anywhere in the world, though it tends to have fewer holdings in developing countries than most of the other AFIS growth funds.

Global Small Capitalization Fund
Objective: Long-term growth of capital.
 Global Small Capitalization Fund can invest anywhere in the world, including developing countries. The smaller companies that are the fund’s focus tend to be more volatile, although they may also offer more opportunity for growth. Global Small Capitalization Fund has the most holdings of all funds in the series.

Growth Fund
Objective: Growth of capital.
 Growth Fund focuses on companies that appear to offer superior opportunities for growth of capital. It invests more of its assets in the U.S. than the other AFIS growth funds, though it may invest up to 25% of assets outside the U.S. Growth Fund has become the largest fund in the series.

Growth funds
				Percent of net assets as of December 31, 2011								Yields (%)2
											Weighted	Ann.	12-
		Non-		Non-							average	30-day	month
	U.S.	U.S.	U.S.	U.S.		Emerging					market cap.	SEC	dist.
	stocks	stocks	bonds	bonds	Cash	markets	Top 3 countries		Top 3 sectors		($ in bil)1	yield	rate
Global	44.2	36.2	6.7	—	12.9	14.8	United States	50.9	Information tech.	21.0	11.4	0.46	0.43
Discovery Fund							China	7.0	Consumer disc.	14.4
							United Kingdom	5.4	Health care	12.5

Global Growth	41.0	52.4	—	—	6.6	14.0	United States	41.0	Consumer disc.	16.2	29.2	1.30	1.45
Fund							Japan	6.5	Information tech.	14.1
							United Kingdom	5.7	Financials	12.8

Global Small	27.9	50.0	4.1	—	18.0	21.3	United States	32.0	Consumer disc.	16.2	1.2	0.29	1.56
Capitalization							United Kingdom	7.7	Industrials	11.6
Fund							China	6.5	Information tech.	10.4

Growth Fund	71.3	18.3	—	—	10.4	3.5	United States	71.3	Consumer disc.	18.5	20.5	0.48	0.65
							Canada	8.2	Information tech.	14.9
							United Kingdom	1.9	Energy	12.7

International	—	90.4	—	0.1	9.5	28.3	United Kingdom	11.1	Financials	14.4	25.4	2.05	2.03
Fund							Japan	9.2	Health care	12.0
							Germany	7.8	Industrials	11.2

New World	10.4	67.6	—	9.9	12.1	46.5	United States	10.4	Consumer staples	16.1	18.8	1.36	1.93
Fund							China	6.7	Consumer disc.	10.7
							United Kingdom	5.7	Health care	9.7

1 Market capitalization is used to estimate a company’s size. It is calculated by multiplying the share price by the number of shares issued. Data for the equity portion of fund portfolios as of September 30, 2011. Market capitalization © 2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2 The annualized 30-day SEC yield, as of December 31, 2011, reflects the rate at which the fund is earning income on its current portfolio of securities, while the 12-month distribution rate reflects the fund’s past dividends paid. Accordingly, the SEC yield and distribution rate may differ. Figures are for Class 2 shares.

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Sectors
The companies in which the funds invest are grouped into 10 global industry classification sectors, each of which is composed of smaller industry groups. For example, containers and packaging, chemicals and mining are a few of the industries in the materials sector.

Defensive sectors are typically more resilient during market declines because they include industries with companies that provide products and services that are in demand in all economic conditions. Some of these industries include food (consumer staples sector), medicines (health care sector), phone service (telecommunication services sector) and power (utilities sector).

Cyclical sectors tend to do better in times of economic growth. During these periods, when consumers have more money to spend, the consumer discretionary sector is likely to benefit. Industries in this sector include auto manufacturing, hotels and restaurants and leisure equipment. Business expansion in strong markets helps companies in the energy and materials sector that benefit from increased demand for resources.

Please note that none of the funds in American Funds Insurance Series are “sector funds,” which invest most or all of their assets in a specific sector or industry. The funds in American Funds Insurance Series are managed with a conservative approach consistent with diversified, long-term investing. Sector funds are generally not consistent with this philosophy.

International Fund
Objective: Long-term growth of capital.
International Fund invests almost exclusively in stocks of companies outside the U.S., with meaningful exposure to emerging and developing countries. Its holdings tend to be larger, well-known companies with growth potential, representing a broad range of sectors.

New World Fund
Objective: Long-term capital appreciation.
New World Fund takes a three-pronged approach. It invests at least 35% of assets in companies based in developing economies and/or markets, invests in developed country companies that derive significant revenue from developing countries, and also has the flexibility to invest in developing market bonds to reduce volatility. At December 31, investments in China, India, Brazil and Mexico accounted for almost a quarter of the fund’s assets. New World Fund is the only growth fund in the series that has a portfolio counselor who invests solely in bonds.

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results, and information about your insurance contract, go to the website of the company that issued your contract.

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Growth-and-income funds

Growth-and-income funds invest in a mix of companies with the goal of providing above-average total return through a combination of growth of principal and income. Holdings will vary from growth-oriented companies to those with a history of paying dividends. An overall objective is to provide current income that is at least comparable to that of major market indexes. Because dividend-paying companies tend to be larger and well-established, growth-and-income funds typically have been less volatile than growth funds.

Blue Chip Income and Growth Fund
Objective: To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

As its name implies, Blue Chip Income and Growth Fund invests primarily in large, high-quality, well-established U.S. companies with a history of financial strength and a record of paying regular dividends. Its holdings include many household names. The fund will, at all times, be at least 90% invested in equities. It may invest up to 10% of assets in larger companies based outside the U.S. as long as they are listed or traded in the U.S.

Global Growth and Income Fund
Objective: To provide long-term growth of capital while providing current income. Global Growth and Income Fund offers significant exposure to companies in the U.S. as well as outside the U.S., where dividend yields have historically been higher. The fund invests primarily in larger, well-established companies that the portfolio counselors believe will be relatively resilient during market declines.

Growth-Income Fund
Objective: To achieve long-term growth of capital and income.
 Growth-Income Fund represents the distillation of the investment adviser’s 80-year history of managing growth-and-income portfolios. It is designed to provide long-term, above-average returns with a combination of income and capital appreciation. Growth-Income Fund is the oldest and largest of the growth-and-income funds in the series. Like Blue Chip Income and Growth Fund, Growth-Income Fund invests in many well-known dividend-paying companies, 85% of which must be based in the U.S. The fund places greater emphasis on investments in companies with the potential for growth.

International Growth and Income Fund
Objective: To provide long-term growth of capital while providing current income.
International Growth and Income Fund invests at least 90% of assets in markets outside the U.S. The fund focuses on strong, dividend-paying companies. Consumer staples, telecommunications and utilities companies were among the larger holdings at December 31. The fund’s holdings include a significant allocation of companies in developing markets.

Growth-and-income funds
				Percent of net assets as of December 31, 2011								Yields (%)2
											Weighted	Ann.	12-
		Non-		Non-							average	30-day	month
	U.S.	U.S.	U.S.	U.S.		Emerging					market cap.	SEC	dist.
	stocks	stocks	bonds	bonds	Cash	markets	Top 3 countries		Top 3 sectors		($ in bil)1	yield	rate
Blue Chip	86.3	6.9	—	—	6.8	—	United States	86.3	Information tech.	19.0	58.5	2.09	1.81
Income and							United Kingdom	5.5	Industrials	13.5
Growth Fund							Switzerland	0.7	Consumer staples	12.2
Global Growth	47.3	46.5	0.8	0.5	4.9	10.8	United States	48.1	Financials	13.6	27.2	2.39	2.86
and Income							United Kingdom	7.4	Consumer disc.	13.2
Fund							Canada	6.2	Industrials	10.5
Growth-Income	79.5	8.9	0.3	—	11.3	0.5	United States	79.8	Information tech.	16.8	36.9	1.66	1.63
Fund							United Kingdom	3.5	Consumer disc.	13.9
							France	1.2	Industrials	13.1
International	6.1	79.8	—	5.2	8.9	16.4	United Kingdom	22.8	Consumer staples	15.7	21.5	2.86	3.00
Growth and							Sweden	9.1	Consumer disc.	11.0
Income Fund							United States	6.1	Utilities	9.5

1
 Market capitalization is used to estimate a company’s size. It is calculated by multiplying the share price by the number of shares issued. Data for the equity portion of fund portfolios as of September 30, 2011. Market capitalization © 2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2	The annualized 30-day SEC yield, as of December 31, 2011, reflects the rate at which the fund is earning income on its current portfolio of securities, while the 12-month distribution rate reflects the fund’s past dividends paid. Accordingly, the SEC yield and distribution rate may differ. Figures are for Class 2 shares.

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Asset allocation/balanced funds

Asset allocation and balanced funds are similar in that both invest in stocks, bonds and cash with the goals of providing growth, income and conservation of principal. A balanced fund typically invests more assets in bonds than an asset allocation fund. Asset allocation/balanced funds have tended to be less volatile than growth-and-income funds.

Asset Allocation Fund
Objective: To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
 Asset Allocation Fund has the series’ widest flexibility to invest in stocks and bonds around the world, including developing markets, and its allocations in the major asset classes are likely to fluctuate more than other AFIS funds. For example, over the past 10 years the fund’s U.S. equity exposure has ranged from 46% to 67% of assets, investments in stocks have ranged from 53% to 77%, in bonds from 20% to 29%, and holdings in cash have ranged from a low of 3% to a high of 20%.
The fund’s largest holdings include many well-known companies from a broad range of industries.

Global Balanced Fund
Objective: Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.
As noted earlier, Global Balanced Fund offers exposure to stocks and bonds around the world as the fund’s portfolio counselors strive to provide both growth and income while maintaining principal. The fund’s current sector allocations reflect those goals with the largest sector being industrials, followed by energy, health care, consumer staples and information technology, all within a fairly narrow range.

Credit quality and duration

Two common measures of bonds are credit quality ratings and duration.
Credit quality is used to indicate the financial strength of an issuer, or the likelihood that it will be able to meet its payment obligations. Ratings typically range from AAA/ Aaa (highest) to D (lowest) and are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and Fitch. U.S. Treasuries and government obligations are regarded as having the lowest risk, while corporate securities rated BBB/Baa and above are considered to have little risk. Issuers of bonds with lower ratings are considered to be more likely to miss payments, or even default, with the likelihood increasing as the economy weakens.

Duration is a measure generally used to gauge potential volatility based on changes in interest rates. A fund with a shorter duration is likely to be less affected by interest rate increases and, therefore, should be less volatile than a fund with a longer duration.

Asset allocation/balanced funds
				Percent of net assets as of December 31, 2011								Yields (%)2
											Weighted	Ann.	12-
		Non-		Non-							average	30-day	month
	U.S.	U.S.	U.S.	U.S.		Emerging					market cap.	SEC	dist.
	stocks	stocks	bonds	bonds	Cash	markets	Top 3 countries		Top 3 sectors		($ in bil)1	yield	rate
Asset Allocation	64.4	10.4	19.3	2.0	3.9	3.5	United States	83.7	Information tech.	10.6	38.5	2.16	1.95
Fund							Netherlands	1.9	Energy	9.9
							France	1.4	Consumer disc.	9.9

Global	21.8	33.5	13.8	19.2	11.7	12.8	United States	35.6	Industrials	8.7	40.7	1.63	—3
Balanced Fund							United Kingdom	6.7	Energy	6.4
							Germany	6.0	Health care	6.2

1	Market capitalization is used to estimate a company’s size. It is calculated by multiplying the share price by the number of shares issued. Data for the equity portion of fund portfolios as of September 30, 2011. Market capitalization © 2012 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2	The annualized 30-day SEC yield, as of December 31, 2011, reflects the rate at which the fund is earning income on its current portfolio of securities, while the 12-month distribution rate reflects the fund’s past dividends paid. Accordingly, the SEC yield and distribution rate may differ. Figures are for Class 2 shares.
3	The 12-month distribution rate is not available because the fund is less than one year old.

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Bond funds

Bond funds seek to provide income with conservation of principal through investments in fixed-income securities issued by governments and companies. Bond funds are usually the most stable funds, with lower returns than funds that invest in stocks. However, lower rated corporate bonds can be as volatile as the stocks of the companies that issue them.

Bond Fund
Objective: To provide as high a level of current income as is consistent with the preservation of capital.
 Bond Fund is the most broadly diversified fixed-income fund in AFIS. It provides exposure to mortgage-backed securities, U.S. Treasuries and corporate bonds, including some rated below investment-grade.

Global Bond Fund
Objective: To provide, over the long term, a high level of total return consistent with prudent investment management.
Global Bond Fund is broadly diversified among high-quality bonds but adds more exposure to holdings outside the U.S., which makes it more susceptible to currency fluctuations.

High-Income Bond Fund
Objective: The fund’s primary objective is to provide a high level of current income. Its secondary objective is capital appreciation.
High-Income Bond Fund offers the most potential for capital appreciation from investments in corporate bonds, primarily rated below investment-grade. This fund is likely to be the most volatile of the AFIS bond funds, particularly during periods of stock market weakness.

Mortgage Fund
Objective: To provide current income and preservation of capital.

 Mortgage Fund invests primarily in high-quality mortgage-related securities that are backed or guaranteed by the U.S. government, and non-government mortgage-related securities that are rated AAA or Aaa. It is generally less sensitive to interest rate changes than U.S. Government/AAA-Rated Securities Fund.

U.S. Government/AAA-Rated Securities Fund
Objective: To provide a high level of current income consistent with preservation of capital.
U.S. Government/AAA-Rated Securities Fund invests at least 80% of assets in securities guaranteed by the “full faith and credit” pledge of the U.S. government, including U.S. Treasuries and government-backed securities, or debt securities rated AAA/Aaa. It has the lowest credit risk of the AFIS bond funds.

Cash Management Fund
Objective: To provide income on cash reserves while preserving capital and maintaining liquidity.
 Cash Management Fund invests in a diversified mix of high-quality money market instruments. Investors typically use the fund as a holding account.

Bond funds
				Percent of net assets as of December 31, 2011							Yields (%)2
							Credit ratings1
											Ann.	12-
		Non-				U.S.		Below		Average	30-day	month
	U.S.	U.S.				Treas/govt	Investment-	investment-		duration	SEC	dist.
	bonds	bonds	Cash	Top 3 countries		agencies	grade	grade	Unrated	(years)	yield	rate
Bond Fund	79.9	15.1	5.0	United States	79.9	57.6	32.5	4.8	0.1	4.2	2.37	3.06
				United Kingdom	2.2
				Australia	1.3
Global Bond Fund	34.2	60.5	5.3	United States	34.2	22.2	65.5	6.2	0.8	4.9	2.28	2.82
				Japan	14.1
				Germany	7.4
High-Income	78.3	12.7	7.5	United States	79.6	0.1	4.5	84.1	2.3	3.3	8.41	8.35
Bond Fund3				United Kingdom	2.7
				Italy	1.6
Mortgage Fund	85.8	1.2	13.0	—		85.8	1.2	—	—	2.2	0.60	—4
U.S. Government/	94.1	0.3	5.6	—		93.9	0.3	—	0.2	3.7	1.24	1.74
AAA-Rated
Securities Fund

1
 If agency ratings differ, the security will be considered to have received the highest of those ratings consistent with the fund’s investment policies. (For High-Income Bond Fund, such securities are placed in the lowest category.) Securities in the Unrated category have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with fund investment policies.

2
The annualized 30-day SEC yield, as of December 31, 2011, reflects the rate at which the fund is earning income on its current portfolio of securities, while the 12-month distribution rate reflects the fund’s past dividends paid. Accordingly, the SEC yield and distribution rate may differ. Figures are for Class 2 shares.

3	May also invest in equities, which represented 1.5% of net assets at December 31, 2011.
4	The 12-month distribution rate is not available because the fund is less than one year old.

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Growth Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities	Percent of net assets
Apple	4.13%
Google	2.93
Intuitive Surgical	2.09
Wells Fargo	2.04
Chipotle Mexican Grill	1.90
Amazon.com	1.85
Wynn Macau	1.84
Home Depot	1.78
lululemon athletica	1.42
Newmont Mining	1.35

Common stocks — 89.56%
			Percent
		Value	of net
	Shares	(000)	assets
Consumer discretionary — 18.52%
Chipotle Mexican Grill, Inc.1	1,366,400	$461,488	1.90%
Amazon.com, Inc.1	2,604,000	450,752	1.85
Wynn Macau, Ltd.	178,400,800	447,920	1.84
Home Depot, Inc.	10,306,000	433,264	1.78
lululemon athletica inc.1,2	7,400,000	345,284	1.42
CarMax, Inc.1	10,342,500	315,239	1.30
Johnson Controls, Inc.	6,499,100	203,162.84
Tiffany & Co.	2,953,000	195,666.80
Other securities		1,650,883	6.79
		4,503,658	18.52

Information technology — 14.89%
Apple Inc.1	2,480,000	1,004,400	4.13
Google Inc., Class A1	1,103,000	712,428	2.93
ASML Holding NV (New York registered)	2,400,000	100,296
ASML Holding NV	2,250,000	94,569.80
Fidelity National Information Services, Inc.	5,403,263	143,673.59
Texas Instruments Inc.	4,770,000	138,855.57
Other securities		1,426,202	5.87
		3,620,423	14.89

Energy — 12.65%
Concho Resources Inc.1	3,115,000	292,031	1.20
Suncor Energy Inc.	9,389,417	270,784	1.11
Core Laboratories NV	2,000,000	227,900.94
Pacific Rubiales Energy Corp.	11,213,900	206,171.85
MEG Energy Corp.1	4,590,000	187,295.77
Noble Energy, Inc.	1,845,000	174,150.72
Apache Corp.	1,740,000	157,609.65
Denbury Resources Inc.1	9,810,800	148,143.61
Murphy Oil Corp.	2,636,000	146,931.60
Oceaneering International, Inc.	3,000,000	138,390.57
Other securities		1,126,176	4.63
		3,075,580	12.65

American Insurance Series

69

Growth Fund

Common stocks			Percent
		Value	of net
	Shares	(000)	assets
Financials — 12.14%
Wells Fargo & Co.	17,988,296	$495,757	2.04%
Berkshire Hathaway Inc., Class A1	2,515	288,609	1.19
Goldman Sachs Group, Inc.	2,675,000	241,900.99
Fairfax Financial Holdings Ltd.	224,100	96,632
Fairfax Financial Holdings Ltd. (CAD denominated)	215,000	92,228.78
American Express Co.	4,000,000	188,680.78
Onex Corp.	4,600,500	149,835.62
Citigroup Inc.	5,599,500	147,323.61
JPMorgan Chase & Co.	2,790,200	92,774.38
Other securities		1,159,019	4.75
		2,952,757	12.14

Health care — 9.13%
Intuitive Surgical, Inc.1	1,097,000	507,922	2.09
Edwards Lifesciences Corp.1	2,430,000	171,801.71
Pharmasset, Inc.1	1,160,600	148,789.61
Grifols, SA, Class A1	8,770,000	147,557.61
UnitedHealth Group Inc.	2,680,000	135,822.56
Other securities		1,107,239	4.55
		2,219,130	9.13

Industrials — 8.20%
Stericycle, Inc.1	3,390,000	264,149	1.09
Boeing Co.	3,065,000	224,818.92
Union Pacific Corp.	1,770,000	187,514.77
Other securities		1,317,901	5.42
		1,994,382	8.20

Materials — 7.92%
Newmont Mining Corp.	5,487,695	329,317	1.35
Barrick Gold Corp.	7,250,000	328,063	1.35
Potash Corp. of Saskatchewan Inc.	6,118,212	252,560	1.04
FMC Corp.	2,000,000	172,080.71
Other securities		842,944	3.47
		1,924,964	7.92

Consumer staples — 3.98%
Philip Morris International Inc.	3,030,000	237,794.98
Costco Wholesale Corp.	2,090,000	174,139.72
PepsiCo, Inc.	1,965,000	130,378.54
Other securities		426,638	1.74
		968,949	3.98

American Funds Insurance Series

70

Growth Fund

Common stocks			Percent
		Value	of net
	Shares	(000)	assets
Telecommunication services — 1.41%
CenturyLink, Inc.	4,160,000	$154,752.64%
Other securities		187,519.77
		342,271	1.41

Utilities — 0.16%
Other securities		40,039.16

Miscellaneous — 0.56%
Other common stocks in initial period of acquisition		135,647.56
Total common stocks (cost: $16,588,607,000)		21,777,800	89.56

Short-term securities — 10.54%	Principal
	amount
	(000)

Freddie Mac 0.06%–0.15% due 1/17–8/21/2012	$660,600	660,427	2.72
Fannie Mae 0.07%–0.19% due 1/18–11/19/2012	613,400	613,121	2.52
Federal Home Loan Bank 0.03%–0.19% due 2/10–12/5/2012	399,600	399,331	1.64
Straight-A Funding LLC 0.14%–0.19% due 1/3–2/24/20123	207,580	207,558.85
Chariot Funding, LLC 0.18%–0.25% due 1/27–4/3/20123	146,000	145,975
Jupiter Securitization Co., LLC 0.19% due 1/19/20123	35,500	35,496.75
NetJets Inc. 0.03%–0.08% due 1/3–1/13/20123	31,800	31,798.13
Google Inc. 0.05% due 1/9/20123	25,000	25,000.10
Other securities		444,938	1.83
Total short-term securities (cost: $2,563,132,000)		2,563,644	10.54
Total investment securities (cost: $19,151,739,000)		24,341,444	100.10
Other assets less liabilities		(25,451)	(.10)
Net assets		$24,315,993	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

71

Growth Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2011, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2011 (000)
lululemon athletica inc.1	4,000,000	3,700,000	300,000	7,400,000	$—	$345,284
Incyte Corp.1	2,927,700	4,982,300	—	7,910,000	—	118,729
KGen Power Corp.1,4,5	3,166,128	—	—	3,166,128	—	25,171
Air Lease Corp., Class A1,3,6	4,183,448	—	1,000,000	3,183,448	—	—
Blue Nile, Inc.6	1,043,000	—	1,043,000	—	—	—
Capella Education Co.6	1,086,826	—	1,086,826	—	—	—
Lender Processing Services, Inc.6	5,785,000	—	4,573,185	1,211,815	1,909	—
					$1,909	$489,184

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Represents an affiliated company as defined under the Investment Company Act of 1940.
3
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $880,688,000, which represented 3.62% of the net assets of the fund.

4
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $370,773,000, which represented 1.52% of the net assets of the fund. This amount includes $143,715,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

5
Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 12/19/2006 at a cost of $28,495,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $133,396,000, which represented .55% of the net assets of the fund. These securities were acquired from 12/21/2005 to 6/21/2011 at an aggregate cost of $162,324,000.

6	Unaffiliated issuer at 12/31/2011.

Key to abbreviation
CAD = Canadian dollars

See Notes to Financial Statements

American Funds Insurance Series

72

International Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities	Percent of net assets
Novartis	3.70%
Samsung Electronics	2.99
BP	2.46
Bayer	2.37
América Móvil	1.98
Teva Pharmaceutical Industries	1.86
Ryanair Holdings	1.81
Anheuser-Busch InBev	1.74
Nestlé	1.63
Canon	1.59

Common stocks — 90.38%			Percent
		Value	of net
	Shares	(000)	assets
Financials — 14.38%
AIA Group Ltd.	37,831,700	$118,124	1.38%
Bank of China Ltd., Class H	228,632,800	84,193.98
Credit Suisse Group AG1	3,311,613	77,810.91
Sberbank of Russia (ADR)	7,484,000	74,241.87
Itaú Unibanco Holding SA, preferred nominative (ADR)	3,839,556	71,262.83
Ping An Insurance (Group) Co. of China, Ltd., Class H	10,356,000	68,270.80
Prudential PLC	6,570,265	65,150.76
BNP Paribas SA	1,633,219	64,154.75
Housing Development Finance Corp. Ltd.	4,845,000	59,489.69
Banco Bradesco SA, preferred nominative	3,382,636	55,765.65
Other securities		493,323	5.76
		1,231,781	14.38

Health care — 12.03%
Novartis AG	5,544,613	316,987	3.70
Bayer AG	3,172,401	202,831	2.37
Teva Pharmaceutical Industries Ltd. (ADR)	3,938,000	158,938	1.86
Merck KGaA	972,655	96,970	1.13
Mindray Medical International Ltd., Class A (ADR)	3,750,000	96,150	1.12
JSC Pharmstandard (GDR)1	3,650,300	51,469
JSC Pharmstandard (GDR)1,2	307,300	4,333.65
Other securities		102,801	1.20
		1,030,479	12.03

Industrials — 11.24%
Ryanair Holdings PLC (ADR)1	5,551,700	154,670	1.81
SMC Corp.	693,900	111,969	1.31
Legrand SA	2,916,500	93,801	1.09
Jardine Matheson Holdings Ltd.	1,113,600	52,395.61
Other securities		550,158	6.42
		962,993	11.24

Consumer discretionary — 10.95%
Hyundai Motor Co.3	586,300	108,963	1.27
Daimler AG	2,282,000	100,182	1.17
British Sky Broadcasting Group PLC	8,719,500	99,191	1.16
Li & Fung Ltd.	47,012,000	87,044	1.02
Industria de Diseño Textil, SA	650,254	53,256.62
PT Astra International Tbk	6,360,000	51,904.60
Other securities		437,832	5.11
		938,372	10.95

American Funds Insurance Series

73

International Fund

Common stocks			Percent
		Value	of net
	Shares	(000)	assets
Information technology — 10.70%
Samsung Electronics Co. Ltd.3	278,350	$256,168	2.99%
Canon, Inc.	3,073,900	136,183	1.59
NetEase.com, Inc. (ADR)1	2,569,735	115,253	1.35
Murata Manufacturing Co., Ltd.	1,253,000	64,384.75
HOYA Corp.	2,840,600	61,189.71
Other securities		283,143	3.31
		916,320	10.70

Consumer staples — 9.17%
Anheuser-Busch InBev NV	2,436,414	149,168
Anheuser-Busch InBev NV, VVPR STRIPS1,3	1,189,792	2	1.74
Nestlé SA	2,423,800	139,343	1.63
Imperial Tobacco Group PLC	3,200,000	121,010	1.41
Danone SA	990,306	62,252.73
Pernod Ricard SA	579,960	53,789.63
L’Oréal SA	376,000	39,272
L’Oréal SA, bonus shares3	136,000	14,205.62
Other securities		206,708	2.41
		785,749	9.17

Telecommunication services — 7.09%
América Móvil, SAB de CV, Series L (ADR)	7,509,000	169,703	1.98
MTN Group Ltd.	7,474,900	133,089	1.56
SOFTBANK CORP.	2,275,000	67,006.78
Millicom International Cellular SA (SDR)	514,700	51,567.60
Other securities		185,710	2.17
		607,075	7.09

Materials — 6.13%
Linde AG	814,600	121,191	1.41
ArcelorMittal	4,803,500	87,845	1.03
Other securities		316,376	3.69
		525,412	6.13

Energy — 5.27%
BP PLC	29,414,802	210,362	2.46
Royal Dutch Shell PLC, Class B	2,003,000	76,336
Royal Dutch Shell PLC, Class A	372,000	13,553	1.05
Other securities		151,070	1.76
		451,321	5.27

Utilities — 2.75%
Power Grid Corp. of India Ltd.	58,601,640	110,461	1.29
Other securities		125,218	1.46
		235,679	2.75

Miscellaneous — 0.67%
Other common stocks in initial period of acquisition		57,426.67
Total common stocks (cost: $7,273,234,000)		7,742,607	90.38

American Funds Insurance Series

74

International Fund

Bonds, notes & other debt instruments — 0.16%
	Value	Percent of net
	(000)	assets
Financials — 0.16%
Other securities	$13,621.16%
Total bonds, notes & other debt instruments (cost: $13,837,000)	13,621.16

Short-term securities — 9.38%	Principal
	amount
	(000)

Federal Home Loan Bank 0.075%–0.18% due 3/23–10/18/2012	$168,400	168,343	1.96
Fannie Mae 0.07%–0.12% due 1/19–10/1/2012	138,100	138,061	1.61
Variable Funding Capital Company LLC 0.21% due 1/6–2/22/20122	60,000	59,991.70
Thunder Bay Funding, LLC 0.20%–0.23% due 1/17–1/23/20122	35,300	35,295
Old Line Funding, LLC 0.13% due 1/13/20122	20,000	19,999.64
Credit Suisse New York Branch 0.24% due 1/23/2012	21,000	20,997.25
Other securities		361,112	4.22
Total short-term securities (cost: $803,747,000)		803,798	9.38
Total investment securities (cost: $8,090,818,000)		8,560,026	99.92
Other assets less liabilities		6,982.08
Net assets		$8,567,008	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $6,284,000, an aggregate cost of $32,657,000 and representing .07% of the net assets of the fund) were acquired through private placement transactions from 2/11/1998 to 4/18/2002 that may subject them to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Security did not produce income during the last 12 months.
2
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $276,380,000, which represented 3.23% of the net assets of the fund.

3
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $613,645,000, which represented 7.16% of the net assets of the fund. This amount includes $593,154,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

75

Global Growth and Income Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities	Percent of net assets
Home Depot	3.39%
Merck	2.77
Newmont Mining	2.40
British American Tobacco	2.14
Verizon	1.97
Virgin Media	1.78
Agricultural Bank of China	1.58
Kraft Foods	1.56
Joy Global	1.50
Yamana Gold	1.47

Common stocks — 93.28%			Percent
		Value	of net
	Shares	(000)	assets
Financials — 13.64%
Agricultural Bank of China, Class H	73,383,000	$31,558	1.58%
Marsh & McLennan Companies, Inc.	800,000	25,296	1.26
Industrial and Commercial Bank of China Ltd., Class H	42,145,940	25,016	1.25
Prudential PLC	1,818,689	18,034.90
Macquarie International Infrastructure Fund Ltd.	36,200,164	14,792.74
Other securities		158,152	7.91
		272,848	13.64

Consumer discretionary — 13.20%
Home Depot, Inc.	1,610,000	67,684	3.39
Virgin Media Inc.	1,667,500	35,651	1.78
Amazon.com, Inc.1	84,100	14,558.73
Comcast Corp., Class A	610,000	14,463.72
Other securities		131,631	6.58
		263,987	13.20

Industrials — 10.50%
Joy Global Inc.	400,000	29,988	1.50
United Continental Holdings, Inc.1	1,180,000	22,267	1.11
General Electric Co.	1,105,000	19,791.99
Lockheed Martin Corp.	200,000	16,180.81
Union Pacific Corp.	150,000	15,891.79
Schneider Electric SA	268,242	14,123.71
Meggitt PLC	2,385,000	13,067.65
Emerson Electric Co.	202,000	9,411.47
Other securities		69,297	3.47
		210,015	10.50

Consumer staples — 10.18%
British American Tobacco PLC	902,000	42,802	2.14
Kraft Foods Inc., Class A	835,000	31,196	1.56
Unilever NV, depository receipts	705,000	24,244	1.21
Tesco PLC	3,303,000	20,695	1.04
Other securities		84,584	4.23
		203,521	10.18

Materials — 10.12%
Newmont Mining Corp.	800,000	48,008	2.40
Yamana Gold Inc.	2,000,000	29,487	1.47
Barrick Gold Corp.	650,000	29,412	1.47
Freeport-McMoRan Copper & Gold Inc.	400,000	14,716.74
Impala Platinum Holdings Ltd.	685,648	14,214.71
PT Semen Gresik (Persero) Tbk	11,188,000	14,128.71
Other securities		52,415	2.62
		202,380	10.12

American Funds Insurance Series

76

Global Growth and Income Fund

Common stocks			Percent
		Value	of net
	Shares	(000)	assets
Telecommunication services — 10.11%
Verizon Communications Inc.	982,500	$39,418	1.97%
Koninklijke KPN NV	2,251,993	26,946	1.35
Total Access Communication PCL	12,197,800	26,870	1.34
Telstra Corp. Ltd.	7,500,000	25,545	1.28
AT&T Inc.	775,000	23,436	1.17
Other securities		60,021	3.00
		202,236	10.11

Information technology — 8.52%
Taiwan Semiconductor Manufacturing Co. Ltd.	9,110,000	22,806
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	400,000	5,164	1.40
International Business Machines Corp.	150,000	27,582	1.38
Google Inc., Class A1	40,450	26,127	1.31
Apple Inc.1	48,800	19,764.99
Canon, Inc.	323,000	14,310.71
Other securities		54,550	2.73
		170,303	8.52

Health care — 6.87%
Merck & Co., Inc.	1,469,544	55,402	2.77
Eli Lilly and Co.	500,000	20,780	1.04
Novartis AG	303,000	17,323.87
Sonic Healthcare Ltd.	1,285,000	14,825.74
Other securities		29,080	1.45
		137,410	6.87

Energy — 6.52%
Royal Dutch Shell PLC, Class B (ADR)	200,000	15,202
Royal Dutch Shell PLC, Class A (ADR)	115,000	8,405	1.18
Chevron Corp.	212,300	22,589	1.13
TOTAL SA	345,000	17,637.88
Crescent Point Energy Corp.	335,000	14,765.74
Cenovus Energy Inc.	393,577	13,070.65
Other securities		38,824	1.94
		130,492	6.52

Utilities — 2.88%
GDF SUEZ	641,500	17,535.88
Power Assets Holdings Ltd.	2,200,000	16,274.81
Other securities		23,748	1.19
		57,557	2.88

Miscellaneous — 0.74%
Other common stocks in initial period of acquisition		14,761.74
Total common stocks (cost: $1,737,816,000)		1,865,510	93.28

American Funds Insurance Series

77

Global Growth and Income Fund

Convertible securities — 0.53%		Percent
	Value	of net
	(000)	assets
Other — 0.53%
Other securities	$10,678.53%
Total convertible securities (cost: $7,027,000)	10,678.53

Bonds, notes & other debt instruments — 1.33%
Other — 1.33%
Other securities	26,573	1.33
Total bonds, notes & other debt instruments (cost: $20,828,000)	26,573	1.33

Short-term securities — 4.41%	Principal
	amount
	(000)

Fannie Mae 0.11%–0.18% due 1/3–1/19/2012	$27,700	27,700	1.39
Variable Funding Capital Company LLC 0.12% due 1/31/20122	19,250	19,248.96
Emerson Electric Co. 0.07% due 1/12/20122	15,100	15,099.75
IBM Corp. 0.05% due 1/17/20122	10,200	10,200.51
Other securities		15,897.80
Total short-term securities (cost: $88,146,000)		88,144	4.41
Total investment securities (cost: $1,853,817,000)		1,990,905	99.55
Other assets less liabilities		9,086.45
Net assets		$1,999,991	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $14,752,000, which represented .74% of the net assets of the fund. This amount includes $13,022,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Some of these securities (with an aggregate value of $1,730,000, an aggregate cost of $2,789,000 and representing .09% of the net assets of the fund) were acquired through private placement transactions on 12/17/2009 that may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series

78

Global Growth and Income Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2011, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2011
	shares	Additions	Reductions	shares	(000)	(000)
Rickmers Maritime	27,420,000	—	—	27,420,000	$658	$6,236

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Security did not produce income during the last 12 months.
2
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $58,838,000, which represented 2.94% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

79

International Growth and Income Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities
Percent of net assets
Philip Morris International	5.44%
British American Tobacco	4.05
BP	3.02
SSE	3.01
Imperial Tobacco	2.49
SingTel	2.27
Royal Dutch Shell	2.04
HTC Corp.	1.98
Jardine Matheson Holdings	1.95
NEXT	1.91

Common stocks — 85.90%			Percent
		Value	of net
	Shares	(000)	assets
Consumer staples — 15.69%
Philip Morris International Inc.	161,840	$12,701	5.44%
British American Tobacco PLC	199,500	9,467	4.05
Imperial Tobacco Group PLC	153,600	5,808	2.49
Koninklijke Ahold NV	197,000	2,653	1.14
Nestlé SA	36,750	2,113.90
Other securities		3,903	1.67
		36,645	15.69

Consumer discretionary — 11.01%
NEXT PLC	105,000	4,463	1.91
H & M Hennes & Mauritz AB, Class B	122,400	3,936	1.68
Isuzu Motors Ltd.	788,000	3,645	1.56
Li & Fung Ltd.	1,066,000	1,974.85
Whitbread PLC	80,000	1,943.83
OPAP SA	181,513	1,605.69
Other securities		8,163	3.49
		25,729	11.01

Utilities — 9.47%
SSE PLC	350,350	7,024	3.01
GDF SUEZ	124,250	3,396	1.46
National Grid PLC	332,300	3,225	1.38
PT Perusahaan Gas Negara (Persero) Tbk	9,159,000	3,207	1.37
International Power PLC	522,000	2,734	1.17
Other securities		2,524	1.08
		22,110	9.47

Telecommunication services — 9.14%
Singapore Telecommunications Ltd.	2,222,000	5,293	2.27
Elisa Oyj, Class A	167,000	3,486	1.49
Millicom International Cellular SA (SDR)	19,300	1,934.83
OJSC Mobile TeleSystems (ADR)	117,000	1,717.74
BCE Inc.	37,235	1,552.66
Other securities		7,364	3.15
		21,346	9.14

Industrials — 8.45%
Jardine Matheson Holdings Ltd.	97,000	4,564	1.95
Ryanair Holdings PLC (ADR)1	150,000	4,179	1.79
Legrand SA	85,000	2,734	1.17
ASSA ABLOY AB, Class B	90,100	2,260.97
Other securities		6,004	2.57
		19,741	8.45

American Funds Insurance Series

80

International Growth and Income Fund

Common stocks			Percent
		Value	of net
	Shares	(000)	assets
Financials — 8.26%
Nordea Bank AB	420,000	$3,250	1.39%
Link Real Estate Investment Trust	778,000	2,865	1.23
Canadian Imperial Bank of Commerce (CIBC)	27,000	1,956.84
Westfield Group	151,500	1,210.52
Other securities		10,012	4.28
		19,293	8.26

Health care — 6.33%
Getinge AB, Class B	165,000	4,182	1.79
Novartis AG	61,225	3,500	1.50
Mindray Medical International Ltd., Class A (ADR)	126,100	3,233	1.38
Sonic Healthcare Ltd.	236,175	2,725	1.17
Other securities		1,154.49
		14,794	6.33

Information technology — 6.13%
HTC Corp.	281,000	4,612	1.98
Quanta Computer Inc.	1,633,020	3,436	1.47
ASML Holding NV	53,000	2,228.95
Other securities		4,036	1.73
		14,312	6.13

Energy — 5.87%
BP PLC	988,051	7,066	3.02
Royal Dutch Shell PLC, Class B	125,000	4,764	2.04
PTT PCL	162,000	1,633.70
Other securities		256.11
		13,719	5.87

Materials — 5.55%
Svenska Cellulosa AB SCA, Class B	269,000	3,987	1.71
Amcor Ltd.	282,000	2,080.89
Other securities		6,897	2.95
		12,964	5.55
Total common stocks (cost: $194,029,000)		200,653	85.90

Bonds, notes & other debt instruments — 5.22%	Principal
	amount
	(000)
Bonds & notes of governments outside the U.S. — 2.59%
German Government:
3.00% 2020	€825	1,184
Series 8, 4.75% 2040	1,200	2,294	1.49
Other securities		2,574	1.10
		6,052	2.59

American Funds Insurance Series

81

International Growth and Income Fund

Bond, notes & other debt instruments	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Financials — 1.48%
WEA Finance LLC 4.625% 20212	$3,275	$3,219	1.38%
Other securities		244.10
		3,463	1.48

Energy — 0.70%
Shell International Finance BV 5.50% 2040	420	526.23
Other securities		1,094.47
		1,620.70

Telecommunication services — 0.45%
MTS International Funding Ltd. 8.625% 20202	979	1,056.45
Total bonds, notes & other debt instruments (cost: $12,233,000)		12,191	5.22

Short-term securities — 8.65%

Freddie Mac 0.07% due 7/17/2012	2,700	2,699	1.16
National Rural Utilities Cooperative Finance Corp. 0.10% due 1/18/2012	2,500	2,500	1.07
Straight-A Funding LLC 0.19% due 2/22/20122	2,500	2,500	1.07
Emerson Electric Co. 0.06% due 1/3/20122	2,400	2,400	1.03
International Bank for Reconstruction and Development 0.05% due 2/27/2012	2,300	2,300.98
British Columbia (Province of) 0.12% due 4/4/2012	2,000	1,999.86
Québec (Province of) 0.11% due 3/14/20122	2,000	1,998.85
Federal Home Loan Bank 0.01% due 3/2/2012	1,700	1,700.73
Other securities		2,100.90
Total short-term securities (cost: $20,197,000)		20,196	8.65
Total investment securities (cost: $226,459,000)		233,040	99.77
Other assets less liabilities		538.23
Net assets		$233,578	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,289,000, which represented .98% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Security did not produce income during the last 12 months.
2	Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $13,003,000, which represented 5.57% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
SDR = Swedish Depositary Receipts
€ = Euros

See Notes to Financial Statements

American Funds Insurance Series

82

Asset Allocation Fund

Summary investment portfolio December 31, 2011

Largest individual equity securities	Percent of net assets
Merck	2.00%
Oracle	1.87
Comcast	1.76
Kinder Morgan	1.71
Johnson & Johnson	1.70
Chevron	1.63
Home Depot	1.62
Boeing	1.58
Microsoft	1.52
ACE	1.46

Common stocks — 74.81%			Percent
		Value	of net
	Shares	(000)	assets
Information technology — 10.59%
Oracle Corp.	8,130,000	$208,534	1.87%
Microsoft Corp.	6,500,000	168,740	1.52
Apple Inc.1	380,000	153,900	1.38
Google Inc., Class A1	180,000	116,262	1.05
Corning Inc.	8,200,000	106,436.96
Texas Instruments Inc.	3,500,000	101,885.92
ASML Holding NV (New York registered)	2,250,000	94,028.85
International Business Machines Corp.	430,000	79,068.71
Other securities		148,645	1.33
		1,177,498	10.59

Energy — 9.94%
Kinder Morgan, Inc.	5,910,000	190,125	1.71
Chevron Corp.	1,700,000	180,880	1.63
Schlumberger Ltd.	1,730,000	118,176	1.06
Other securities		616,301	5.54
		1,105,482	9.94

Consumer discretionary — 9.93%
Comcast Corp., Class A	8,250,000	195,607	1.76
Home Depot, Inc.	4,300,000	180,772	1.62
VF Corp.	900,000	114,291	1.03
McDonald’s Corp.	1,060,000	106,350.96
DIRECTV, Class A1	2,000,000	85,520.77
SES SA, Class A (FDR)	3,000,000	72,006.65
Other securities		350,077	3.14
		1,104,623	9.93

Financials — 9.40%
ACE Ltd.	2,320,000	162,678	1.46
Goldman Sachs Group, Inc.	1,700,000	153,731	1.38
American Express Co.	2,600,000	122,642	1.10
T. Rowe Price Group, Inc.	1,700,000	96,815.87
Moody’s Corp.	2,400,000	80,832.73
Other securities		429,067	3.86
		1,045,765	9.40

American Funds Insurance Series

83

Asset Allocation Fund

Common stocks			Percent
		Value	of net
	Shares	(000)	assets
Health care — 9.00%
Merck & Co., Inc.	5,900,000	$222,430	2.00%
Johnson & Johnson	2,875,000	188,542	1.70
Baxter International Inc.	2,510,000	124,195	1.12
Cardinal Health, Inc.	2,901,424	117,827	1.06
Bristol-Myers Squibb Co.	2,500,000	88,100.79
Gilead Sciences, Inc.1	2,125,000	86,976.78
UnitedHealth Group Inc.	1,600,000	81,088.73
Other securities		91,235.82
		1,000,393	9.00

Industrials — 6.64%
Boeing Co.	2,400,000	176,040	1.58
Parker Hannifin Corp.	1,000,000	76,250.69
General Electric Co.	4,000,000	71,640.64
Other securities		414,416	3.73
		738,346	6.64

Materials — 6.00%
Dow Chemical Co.	5,500,000	158,180	1.42
FMC Corp.	1,250,000	107,550.97
Rio Tinto PLC	1,681,753	81,618.73
LyondellBasell Industries NV, Class A	2,500,000	81,225.73
Nucor Corp.	1,900,000	75,183.68
Other securities		163,951	1.47
		667,707	6.00

Consumer staples — 5.30%
Philip Morris International Inc.	1,870,000	146,758	1.32
Unilever NV (New York registered)	2,930,000	100,704.91
Nestlé SA (ADR)	1,250,000	72,137.65
Other securities		269,396	2.42
		588,995	5.30

Telecommunication services — 2.22%
American Tower Corp., Class A	2,600,000	156,026	1.40
AT&T Inc.	3,000,000	90,720.82
		246,746	2.22

Utilities — 1.48%
PG&E Corp.	1,910,000	78,730.71
Other securities		85,677.77
		164,407	1.48

Miscellaneous — 4.31%
Other common stocks in initial period of acquisition		479,735	4.31
Total common stocks (cost: $7,085,799,000)		8,319,697	74.81

American Funds Insurance Series

84

Asset Allocation Fund

Rights & warrants — 0.00%		Percent
	Value	of net
	(000)	assets
Consumer discretionary — 0.00%
Other securities	$616.00%
Total rights & warrants, (cost: $432,000)	616.00

Convertible securities — 0.03%

Consumer discretionary — 0.03%
Other securities	3,138.03
Total convertible securities (cost: $1,973,000)	3,138.03

Bonds, notes & other debt instruments — 21.29%	Principal
	amount
	(000)
Bonds & notes of U.S. government & government agencies — 7.38%
U.S. Treasury:
0.75% 2013	$72,875	73,517
1.375% 2013	89,458	90,901
1.50% 2016	80,000	82,752	6.87
1.125%–7.25% 2012–20412	438,917	517,363
Freddie Mac 1.75% 2015	20,000	20,691.19
Fannie Mae 6.25% 2029	9,575	13,511.12
Other securities		21,906.20
		820,641	7.38

Mortgage-backed obligations3 — 5.32%
Fannie Mae 0%–7.50% 2012–2047	383,953	409,114	3.68
Freddie Mac 4.00%–6.925% 2018–2041	68,695	73,600.66
Other securities		108,579.98
		591,293	5.32

Financials — 1.50%
Goldman Sachs Group, Inc. 3.625% 2016	5,000	4,837.04
Other securities		162,267	1.46
		167,104	1.50

Health care — 1.50%
Cardinal Health, Inc. 5.80% 2016	4,500	5,163.05
Other securities		161,697	1.45
		166,860	1.50

Telecommunication services — 1.25%
American Tower Corp. 4.625% 2015	3,595	3,751.03
Other securities		134,808	1.22
		138,559	1.25

American Funds Insurance Series

85

Asset Allocation Fund

Bonds, notes & other debt instruments	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Consumer discretionary — 0.97%
Comcast Corp. 6.45%–6.95% 2037	$6,875	$8,656.08%
Other securities		98,880.89
		107,536.97

Other — 3.37%
Other securities		375,243	3.37
Total bonds, notes & other debt instruments (cost: $2,284,760,000)		2,367,236	21.29

Short-term securities — 3.90%

Fannie Mae 0.05%–0.12% due 5/30–8/1/2012	112,900	112,865	1.01
Freddie Mac 0.08%–0.11% due 4/3–8/20/2012	83,200	83,175.75
U.S. Treasury Bill 0.19% due 1/12/2012	20,200	20,200.18
Other securities		217,353	1.96
Total short-term securities (cost: $433,586,000)		433,593	3.90
Total investment securities (cost: $9,806,550,000)		11,124,280	100.03
Other assets less liabilities		(3,642)	(.03)
Net assets		$11,120,638	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $484,507,000, which represented 4.36% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. Some of these securities (with an aggregate value of $5,378,000, an aggregate cost of $7,213,000 and representing .05% of the net assets of the fund) were acquired through private placement transactions from 4/30/2010 to 9/16/2011 that may subject them to legal or contractual restrictions on resale.

“Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $112,861,000, which represented 1.01% of the net assets of the fund. This amount includes $90,190,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Security did not produce income during the last 12 months.
2	Index-linked bond whose principal amount moves with a government price index.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations
ADR = American Depositary Receipts
FDR = Fiduciary Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

86

Bond Fund

Summary investment portfolio December 31, 2011

Largest holdings (by issuer)	Percent of net assets
Fannie Mae	26.51%
U.S. Treasury	22.54
Freddie Mac	6.01
Federal Home Loan Bank	1.32
United Mexican States Government	.91
South Korean Government	.71
JPMorgan Chase	.53
Enbridge Energy Partners	.48
J.P. Morgan Chase Commercial Mortgage Securities Trust	.48
Lloyds Banking Group	.45

Bonds, notes & other debt instruments — 94.97%	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Mortgage-backed obligations1 — 34.23%
Fannie Mae:
3.00% 2027	$243,790	$251,828
5.00% 2038	49,970	54,048
6.00% 2038	81,191	89,503
6.00% 2038	69,269	76,621
6.00% 2039	53,178	58,622
4.00% 2040	39,980	42,363
4.00% 2041	58,314	61,350
4.00% 2041	48,398	50,903	25.86%
4.50% 2041	45,409	48,971
5.00% 2041	35,262	38,808
5.50% 2041	42,000	45,775
3.50% 2042	54,625	56,195
4.50% 2042	119,774	127,484
5.00% 2042	121,935	131,747
6.00% 2042	41,585	45,795
2.902%–9.80% 2023–20422	1,148,906	1,235,248
Freddie Mac:
5.50% 2038	45,872	49,845
5.50% 2042	84,375	91,560	4.69
0%–5.676% 2018–20412	274,923	296,570
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	40,209	44,489.48
Other securities		299,187	3.20
		3,196,912	34.23

Bonds & notes of U.S. government & government agencies — 27.02%
U.S. Treasury:
1.00% 2012	101,500	101,823
1.125% 2013	161,048	163,193
1.25% 2014	117,636	120,089
1.875% 2015	74,610	78,217
2.125% 2015	42,250	44,824
0.125% 20163	80,786	84,334
1.00% 2016	100,830	101,911
1.00% 2016	55,945	56,569
2.375% 2016	75,000	80,347
7.50% 2016	50,000	65,979
8.75% 2017	75,000	105,795	22.54
8.75% 2020	40,000	63,118
2.00% 2021	80,447	81,327
2.125% 2021	249,930	256,246
8.00% 2021	25,000	39,083
4.25% 2039	98,211	124,788
3.875% 2040	49,300	59,010
4.25% 2040	40,000	50,934
3.75% 2041	73,236	85,988
0.875%–7.625% 2012–20413	278,880	341,706

American Funds Insurance Series

87

Bond Fund

Bonds, notes & other debt instruments	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Bonds & notes of U.S. government & government agencies (continued)
Freddie Mac:
2.125% 2012	$50,000	$50,723
0.375%–5.00% 2013–2014	70,000	72,546	1.32%
Federal Home Loan Bank:
1.75% 2012	44,000	44,462
2.25%–4.00% 2012–2013	75,000	78,382	1.32
Fannie Mae 1.00%–5.375% 2013–2016	58,530	60,531.65
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.824%–2.20% 20122	27,000	27,181.29
Other securities		83,898.90
		2,523,004	27.02

Financials — 7.96%
JPMorgan Chase & Co. 3.15%–4.35% 2015–2021	48,730	49,508.53
Other securities		693,856	7.43
		743,364	7.96

Other — 25.76%
Other securities		2,405,384	25.76
Total bonds, notes & other debt instruments (cost: $8,553,545,000)		8,868,664	94.97

Preferred securities — 0.01%
Miscellaneous — 0.01%
Other preferred securities in initial period of acquisition		1,000.01
Total preferred securities (cost: $785,000)		1,000.01

Common stocks — 0.01%
Consumer discretionary — 0.01%
Other securities		568.01
Total common stocks (cost: $1,032,000)		568.01

American Funds Insurance Series

88

Bond Fund

Rights & warrants — 0.00%			Percent
		Value	of net
		(000)	assets
Telecommunication services — 0.00%
Other securities		$94.00%
Total rights & warrants (cost: $5,038,000)		94.00

Short-term securities — 12.91%	Principal
	amount
	(000)

U.S. Treasury Bill 0.06%–0.088% due 8/23/2012	$207,100	207,019	2.22
Fannie Mae 0.055%–0.13% due 5/1–10/1/2012	186,500	186,427	1.99
Freddie Mac 0.05%–0.12% due 5/18–7/10/2012	157,640	157,588	1.69
Procter & Gamble Co. 0.09%–0.10% due 2/27–4/17/20124	80,000	79,985.86
Private Export Funding Corp. 0.08%–0.12% due 1/5–2/14/20124	72,800	72,786.78
Chariot Funding, LLC 0.22% due 3/2/20124	50,000	49,990
Jupiter Securitization Co., LLC 0.22% due 1/19/20124	22,000	21,997.77
Straight-A Funding LLC 0.15%–0.19% due 1/18–3/1/20124	70,076	70,070.75
Variable Funding Capital Company LLC 0.25% due 1/23/20124	50,000	49,991.53
Coca-Cola Co. 0.12% due 1/12/20124	48,400	48,399.52
Federal Home Loan Bank 0.07% due 1/13–7/2/2012	44,110	44,101.47
Medtronic Inc. 0.08% due 1/24–3/8/20124	44,000	43,993.47
Other securities		173,359	1.86
Total short-term securities (cost: $1,205,647,000)		1,205,705	12.91
Total investment securities (cost: $9,766,047,000)		10,076,031	107.90
Other assets less liabilities		(737,858)	(7.90)
Net assets		$9,338,173	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,511,000, which represented .06% of the net assets of the fund. Some of “Other securities” (with an aggregate value of $9,864,000, an aggregate cost of $8,373,000 and representing .11% of the net assets of the fund) were acquired through private placement transactions from 7/17/2009 to 11/17/2010 that may subject them to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	Coupon rate may change periodically.
3	Index-linked bond whose principal amount moves with a government price index.
4
Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,367,324,000, which represented 14.64% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

89

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American Funds Insurance Series

90

Financial statements

Statements of assets & liabilities at December 31, 2011

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$229,066	$4,813,533	$3,164,183	$23,852,260	$8,560,026
Affiliated issuers	—	—	55,352	489,184	—
Cash denominated in currencies other than U.S. dollars	—	5,773	342	—	1,502
Cash	85	50	363	947	169
Unrealized appreciation on open forward currency contracts	—	—	—	—	—
Receivables for:
Sales of investments	231	10,048	21,402	19,689	4,621
Sales of fund’s shares	—	8,551	3,319	8,736	3,207
Closed forward currency contracts	—	—	—	—	—
Dividends and interest	402	4,737	4,884	15,499	18,028
	229,784	4,842,692	3,249,845	24,386,315	8,587,553
Liabilities:
Unrealized depreciation on open forward currency contracts	—	—	100	—	37
Payables for:
Purchases of investments	—	21,156	800	22,042	9,543
Repurchases of fund’s shares	152	6,137	1,708	37,526	5,940
Investment advisory services	113	2,174	1,959	6,714	3,617
Distribution services	43	752	521	3,579	1,118
Trustees’ deferred compensation	1	19	11	289	134
Other	3	57	58	172	156
	312	30,295	5,157	70,322	20,545
Net assets at December 31, 2011
(total: $102,006,288)	$229,472	$4,812,397	$3,244,688	$24,315,993	$8,567,008
Investment securities, at cost:
Unaffiliated issuers	$218,935	$4,115,583	$3,091,011	$18,889,712	$8,090,818
Affiliated issuers	—	—	$86,665	$262,027	—
Cash denominated in currencies other than U.S. dollars, at cost	—	$5,773	$342	—	$1,502

Net assets consist of:
Capital paid in on shares of beneficial interest	$242,938	$4,815,645	$3,568,329	$22,608,857	$9,346,063
Undistributed (distributions in excess of) net investment income	204	(9,228)	(4,530)	41,249	(28,097)
(Accumulated) undistributed net realized (loss) gain	(23,801)	(691,804)	(360,721)	(3,523,801)	(1,219,705)
Net unrealized appreciation (depreciation)	10,131	697,784	41,610	5,189,688	468,747
Net assets at December 31, 2011	$229,472	$4,812,397	$3,244,688	$24,315,993	$8,567,008
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets (total: $37,983,085)	$27,252	$1,277,544	$794,777	$7,426,025	$3,313,875
Shares outstanding	2,402	65,862	45,981	142,612	217,807
Net asset value per share	$11.35	$19.40	$17.28	$52.07	$15.21
Class 2:
Net assets (total: $63,525,378)	$202,220	$3,534,853	$2,449,911	$16,701,273	$5,209,661
Shares outstanding	17,897	183,293	143,811	323,184	343,533
Net asset value per share	$11.30	$19.29	$17.04	$51.68	$15.16
Class 3:
Net assets (total: $497,825)	—	—	—	$188,695	$43,472
Shares outstanding	—	—	—	3,620	2,854
Net asset value per share	—	—	—	$52.13	$15.23

See end of Statements of Assets & Liabilities for footnote.

See Notes to Financial Statements

American Funds Insurance Series

91

(dollars and shares in thousands, except per-share amounts)

New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$2,172,227	$4,333,120	$1,984,669	$22,989,857	$233,040	$11,124,280	$105,353	$10,076,031	$2,267,459
—	—	6,236	—	—	—	—	—	—
—	—	216	—	5	—	992	—	—
112	83	86	64	70	671	88	490	146
36	—	—	—	—	—	75	1,851	5,817

393	—	1,105	54,161	—	—	318	211,442	19,138
1,652	995	62	6,881	106	6,809	509	7,574	2,796
—	—	—	—	—	—	—	—	—
6,046	7,147	10,526	35,952	683	40,872	552	71,215	26,212
2,180,466	4,341,345	2,002,900	23,086,915	233,904	11,172,632	107,887	10,368,603	2,321,568

—	—	—	—	—	—	1	463	910

1,015	—	—	127,884	—	41,095	8,027	1,019,734	61,065
1,727	7,020	1,479	47,446	143	6,745	—*	6,135	560
1,369	1,517	1,013	5,269	136	2,774	54	2,894	1,013
287	706	391	2,835	42	1,100	14	1,053	347
5	12	4	336	—*	83	—*	24	2
67	21	22	122	5	197	1	127	49
4,470	9,276	2,909	183,892	326	51,994	8,097	1,030,430	63,946

$2,175,996	$4,332,069	$1,999,991	$22,903,023	$233,578	$11,120,638	$99,790	$9,338,173	$2,257,622

$1,930,934	$3,824,542	$1,837,939	$19,393,760	$226,459	$9,806,550	$108,088	$9,766,047	$2,220,315
—	—	$15,878	—	—	—	—	—	—
—	—	$216	—	$5	—	$992	—	—

$2,009,289	$4,501,267	$2,441,879	$22,607,573	$238,841	$10,416,018	$102,732	$9,087,708	$2,171,203
(12,009)	15,329	1,589	75,243	(431)	54,622	(21)	41,435	14,995
(62,526)	(693,105)	(580,559)	(3,376,461)	(11,403)	(667,720)	(260)	(102,086)	20,440
241,242	508,578	137,082	3,596,668	6,571	1,317,718	(2,661)	311,116	50,984
$2,175,996	$4,332,069	$1,999,991	$22,903,023	$233,578	$11,120,638	$99,790	$9,338,173	$2,257,622

$825,589	$992,072	$161,248	$9,495,812	$34,461	$5,932,188	$28,237	$4,354,101	$618,485
42,010	110,272	17,519	285,412	2,571	366,839	3,019	396,113	51,731
$19.65	$9.00	$9.20	$33.27	$13.40	$16.17	$9.35	$10.99	$11.96

$1,350,407	$3,339,997	$1,838,743	$13,234,977	$199,117	$5,151,223	$71,553	$4,984,072	$1,639,137
69,247	374,084	200,181	400,201	14,890	320,747	7,654	458,351	137,648
$19.50	$8.93	$9.19	$33.07	$13.37	$16.06	$9.35	$10.87	$11.91

—	—	—	$172,234	—	$37,227	—	—	—
—	—	—	5,171	—	2,301	—	—	—
—	—	—	$33.30	—	$16.18	—	—	—

American Funds Insurance Series

92

Statements of assets & liabilities at December 31, 2011
(dollars and shares in thousands, except per-share amounts)

	High- Income Bond Fund	Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,835,135	$100,756		$4,428,408	$620,911
Affiliated issuers	—	—		—	—
Cash denominated in currencies other than U.S. dollars	—	—		—	—
Cash	915	143		161	65
Unrealized appreciation on open forward currency contracts	449	—		—	—
Receivables for:
Sales of investments	623	515		146,796	—
Sales of fund’s shares	1,360	301		2,254	1
Closed forward currency contracts	2	—		—	—
Dividends and interest	36,705	177		18,807	—
	1,875,189	101,892		4,596,426	620,977
Liabilities:
Unrealized depreciation on open forward currency contracts	—	—		—	—
Payables for:
Purchases of investments	528	25,305		782,134	—
Repurchases of fund’s shares	1,336	1		2,076	3,813
Investment advisory services	732	26		1,058	172
Distribution services	228	5		426	118
Trustees’ deferred compensation	34	—*		30	14
Other	578	—*		17	3
	3,436	25,337		785,741	4,120
Net assets at December 31, 2011
(total: $102,006,288)	$1,871,753	$76,555		$3,810,685	$616,857
Investment securities, at cost:
Unaffiliated issuers	$1,873,535	$100,102		$4,295,024	$620,904
Affiliated issuers	—	—		—	—
Cash denominated in currencies other than U.S. dollars, at cost	—	—		—	—

Net assets consist of:
Capital paid in on shares of beneficial interest	$2,029,297	$75,611		$3,559,618	$616,864
Undistributed (distributions in excess of) net investment income	22,413	—	*	9,324	(14)
(Accumulated) undistributed net realized (loss) gain	(141,974)	290		108,359	—
Net unrealized (depreciation) appreciation	(37,983)	654		133,384	7
Net assets at December 31, 2011	$1,871,753	$76,555		$3,810,685	$616,857
Shares of beneficial interest issued and outstanding (no stated
par value) — unlimited shares authorized:
Class 1:
Net assets (total: $37,983,085)	$787,124	$54,814		$1,784,518	$74,963
Shares outstanding	74,692	5,287		137,250	6,596
Net asset value per share	$10.54	$10.37		$13.00	$11.36
Class 2:
Net assets (total: $63,525,378)	$1,064,140	$21,741		$2,002,350	$530,003
Shares outstanding	102,081	2,099		155,383	47,218
Net asset value per share	$10.42	$10.36		$12.89	$11.22
Class 3:
Net assets (total: $497,825)	$20,489	—		$23,817	$11,891
Shares outstanding	1,940	—		1,830	1,052
Net asset value per share	$10.56	—		$13.01	$11.30

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

93

Statements of operations for the year ended December 31, 2011

(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund
Investment income:
Income (net of non-U.S. taxes)1,2:
Dividends	$2,786	$101,815	$38,376	$305,574	$247,119
Interest	174	490	2,153	2,457	1,863
	2,960	102,305	40,529	308,031	248,982
Fees and expenses3:
Investment advisory services	1,458	27,891	26,096	86,558	47,532
Distribution services — Class 2	551	10,025	7,214	46,892	15,216
Distribution services — Class 3	—	—	—	393	98
Transfer agent services	—4	—4	—4	2	1
Reports to shareholders	3	295	199	1,719	520
Registration statement and prospectus	1	140	106	720	282
Trustees’ compensation	2	40	29	209	76
Auditing and legal	13	50	53	152	68
Custodian	23	591	799	767	2,514
State and local taxes	3	58	42	299	107
Other	9	47	51	95	83
Total fees and expenses	2,063	39,137	34,589	137,806	66,497
Net investment income (loss)	897	63,168	5,940	170,225	182,485
Net realized gain (loss) and unrealized (depreciation) appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments2	2,296	170,508	119,951	1,311,554	68,956
Forward currency contracts	—	—	(107)	—	(1,393)
Currency transactions	46	(1,155)	(1,560)	(1,456)	536
	2,342	169,353	118,284	1,310,098	68,099
Net unrealized (depreciation) appreciation on:
Investments	(21,563)	(691,503)	(872,131)	(2,508,220)	(1,609,598)
Forward currency contracts	—	—	(100)	—	(37)
Currency translations	(7)	(349)	(385)	(209)	(1,274)
	(21,570)	(691,852)	(872,616)	(2,508,429)	(1,610,909)
Net realized gain (loss) and unrealized (depreciation) appreciation
on investments, forward currency contracts and currency	(19,228)	(522,499)	(754,332)	(1,198,331)	(1,542,810)
Net (decrease) increase in net assets resulting from operations	$(18,331)	$(459,331)	$(748,392)	$(1,028,106)	$(1,360,325)

See end of Statements of Operations for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

94

Statements of operations for the year ended December 31, 2011

New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund
Investment income:
Income (net of non-U.S. taxes)1,2:
Dividends	$42,203	$109,432	$71,664	$489,643	$8,460
Interest	15,247	396	3,846	5,948	489
57,450	109,828	75,510	495,591	8,949
Fees and expenses3:
Investment advisory services	17,530	18,180	12,848	64,952	1,594
Distribution services — Class 2	3,922	8,797	5,038	35,996	489
Distribution services — Class 3	—	—	—	348	—
Transfer agent services	—	4	—	4	—	4	1	—	4
Reports to shareholders	118	137	57	1,550	3
Registration statement and prospectus	78	99	46	658	10
Trustees’ compensation	18	32	17	191	2
Auditing and legal	31	26	22	137	9
Custodian	850	31	200	298	59
State and local taxes	26	47	24	263	2
Other	64	6	30	55	12
Total fees and expenses	22,637	27,355	18,282	104,449	2,180
Net investment income (loss)	34,813	82,473	57,228	391,142	6,769
Net realized gain (loss) and unrealized (depreciation)
appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments2	59,382	47,849	65,035	777,400	(11,287)
Forward currency contracts	107	—	—	—	—
Currency transactions	(147)	(1)	(574)	1,200	(129)
59,342	47,848	64,461	778,600	(11,416)
Net unrealized (depreciation) appreciation on:
Investments	(441,218)	(171,752)	(227,607)	(1,540,418)	(16,734)
Forward currency contracts	36	—	—	—	5
Currency translations	(139)	—	(70)	231	(20)
(441,321)	(171,752)	(227,677)	(1,540,187)	(16,749)
Net realized gain (loss) and unrealized (depreciation) appreciation
on investments, forward currency contracts and currency	(381,979)	(123,904)	(163,216)	(761,587)	(28,165)
Net (decrease) increase in net assets resulting from operations	$(347,166)	$(41,431)	$(105,988)	$(370,445)	$(21,396)

1 Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
2 Additional information related to affiliated transactions is included in the Notes to Financial Statements.
3 Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
4 Amount less than one thousand.
5 For the period May 2, 2011, commencement of operations, through December 31, 2011.

See Notes to Financial Statements

American Funds Insurance Series

95

(dollars in thousands)

Asset Allocation Fund	Global Balanced Fund5	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund5	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

$169,656	$696	$72	$38	$1,053	$—	$—	$—
115,132	368	328,427	75,234	158,333	129	81,017	677
284,788	1,064	328,499	75,272	159,386	129	81,017	677

32,917	279	36,584	11,290	9,026	121	12,281	1,966
13,749	58	12,590	4,070	2,819	16	4,938	1,310
75	—	—	—	39	—	43	23
1	—4	1	—4	—4	—4	—4	—4
685	—4	523	56	68	—4	117	20
285	—4	385	86	29	—4	128	6
82	—4	74	14	15	—4	27	5
64	—4	54	13	12	—4	22	5
123	6	177	354	11	—4	9	2
117	—	104	20	21	—	37	6
35	5	16	7	4	—4	5	1
48,133	348	50,508	15,910	12,044	137	17,607	3,344
236,655	716	277,991	59,362	147,342	(8)	63,410	(2,667)

444,532	(435)	232,962	25,162	57,429	1,055	116,429	—
—	66	(4,687)	13,784	21	—	—	—
715	(62)	(1,611)	(2,356)	(17)	—	—	—
445,247	(431)	226,664	36,590	57,433	1,055	116,429	—

(525,141)	(2,735)	109,277	(9,949)	(165,668)	654	101,161	(6)
—	74	2,246	3,693	592	—	—	—
(44)	—4	(357)	(1,226)	(31)	—	—	—
(525,185)	(2,661)	111,166	(7,482)	(165,107)	654	101,161	(6)

(79,938)	(3,092)	337,830	29,108	(107,674)	1,709	217,590	(6)
$156,717	$(2,376)	$615,821	$88,470	$39,668	$1,701	$281,000	$(2,673)

American Funds Insurance Series

96

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund
	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010
Operations:
Net investment income	$897	$1,450	$63,168	$68,397	$5,940	$17,002
Net realized gain (loss) on investments, forward currency
contracts and currency transactions	2,342	5,186	169,353	107,092	118,284	196,320
Net unrealized (depreciation) appreciation on investments,
forward currency contracts and currency translations	(21,570)	15,161	(691,852)	408,007	(872,616)	510,037
Net (decrease) increase in net assets resulting from operations	(18,331)	21,797	(459,331)	583,496	(748,392)	723,359
Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(191)	(216)	(21,349)	(19,112)	(13,077)	(12,806)
Class 2	(882)	(1,057)	(51,249)	(59,393)	(38,284)	(48,449)
Class 3	—	—	—	—	—	—
Total dividends from net investment income	(1,073)	(1,273)	(72,598)	(78,505)	(51,361)	(61,255)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	—	—	—	—	—	—
Class 2	—	—	—	—	—	—
Class 3	—	—	—	—	—	—
Long-term net realized gains:
Class 1	—	—	—	—	—	—
Class 2	—	—	—	—	—	—
Class 3	—	—	—	—	—	—
Total distributions from net realized gain on investments	—	—	—	—	—	—
Total dividends and distributions paid to shareholders	(1,073)	(1,273)	(72,598)	(78,505)	(51,361)	(61,255)
Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	4,509	2,700	292,157	168,608	260,759	178,618
Proceeds from reinvestment of dividends and distributions	191	216	21,349	19,112	13,077	12,806
Cost of shares repurchased	(5,708)	(5,109)	(126,381)	(111,278)	(112,847)	(107,308)
Net (decrease) increase from Class 1 transactions	(1,008)	(2,193)	187,125	76,442	160,989	84,116
Class 2:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	31,034	33,925	126,562	196,550	190,502	236,754
Proceeds from reinvestment of dividends and distributions	882	1,057	51,249	59,393	38,284	48,449
Cost of shares repurchased	(29,592)	(28,371)	(555,330)	(439,951)	(352,259)	(306,103)
Net increase (decrease) from Class 2 transactions	2,324	6,611	(377,519)	(184,008)	(123,473)	(20,900)
Class 3:
Proceeds from shares sold	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	—	—	—	—
Cost of shares repurchased	—	—	—	—	—	—
Net (decrease) increase from Class 3 transactions	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from
capital share transactions	1,316	4,418	(190,394)	(107,566)	37,516	63,216
Total (decrease) increase in net assets	(18,088)	24,942	(722,323)	397,425	(762,237)	725,320
Net assets:
Beginning of period	247,560	222,618	5,534,720	5,137,295	4,006,925	3,281,605
End of period	$229,472	$247,560	$4,812,397	$5,534,720	$3,244,688	$4,006,925
Undistributed (distributions in excess of) net investment income	$204	$186	$(9,228)	$1,357	$(4,530)	$(12,078)
Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	360	236	13,872	8,513	13,074	9,226
Shares issued on reinvestment of dividends and distributions	17	18	1,111	925	656	673
Shares repurchased	(475)	(463)	(5,879)	(5,588)	(5,493)	(5,681)
Net (decrease) increase in shares outstanding	(98)	(209)	9,104	3,850	8,237	4,218
Class 2:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	2,518	2,989	6,147	10,150	9,954	12,618
Shares issued on reinvestment of dividends and distributions	78	88	2,670	2,903	1,881	2,625
Shares repurchased	(2,441)	(2,585)	(26,120)	(22,732)	(17,409)	(16,786)
Net increase (decrease) in shares outstanding	155	492	(17,303)	(9,679)	(5,574)	(1,543)
Class 3:
Shares sold	—	—	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	—	—	—	—
Shares repurchased	—	—	—	—	—	—
Net decrease in shares outstanding	—	—	—	—	—	—

See end of Statements of Changes in Net Assets for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

97

(dollars and shares in thousands)

Growth Fund		International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund
Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010

$170,225	$210,636	$182,485	$142,919	$34,813	$33,410	$82,473	$73,478	$57,228	$48,658
1,310,098	17,254	68,099	(41,043)	59,342	40,631	47,848	95,436	64,461	(6,102)
(2,508,429)	4,271,767	(1,610,909)	588,042	(441,321)	284,290	(171,752)	306,280	(227,677)	196,773
(1,028,106)	4,499,657	(1,360,325)	689,918	(347,166)	358,331	(41,431)	475,194	(105,988)	239,329

(69,488)	(69,058)	(74,656)	(72,483)	(17,417)	(11,697)	(19,601)	(11,550)	(4,976)	(4,464)
(112,195)	(130,885)	(104,617)	(127,233)	(26,091)	(24,674)	(60,348)	(59,444)	(52,341)	(51,180)
(1,419)	(1,652)	(910)	(1,222)	—	—	—	—	—	—
(183,102)	(201,595)	(180,183)	(200,938)	(43,508)	(36,371)	(79,949)	(70,994)	(57,317)	(55,644)

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(183,102)	(201,595)	(180,183)	(200,938)	(43,508)	(36,371)	(79,949)	(70,994)	(57,317)	(55,644)

—	—	—	—	—	—	—	—	—	—
1,455,614	995,029	733,782	729,575	282,080	246,626	457,400	238,286	24,368	13,258
69,488	69,058	74,656	72,483	17,417	11,697	19,601	11,550	4,976	4,464
(1,739,435)	(818,229)	(401,623)	(341,517)	(108,841)	(75,453)	(129,524)	(41,730)	(25,399)	(20,704)
(214,333)	245,858	406,815	460,541	190,656	182,870	347,477	208,106	3,945	(2,982)
—	—	—	—	—	—	—	—	—	—
377,625	580,610	261,585	440,589	77,973	150,855	87,090	181,120	75,640	142,223
112,195	130,885	104,617	127,233	26,091	24,674	60,348	59,444	52,341	51,180
(2,853,936)	(2,078,003)	(822,667)	(671,643)	(241,474)	(159,071)	(392,846)	(253,803)	(269,548)	(184,508)
(2,364,116)	(1,366,508)	(456,465)	(103,821)	(137,410)	16,458	(245,408)	(13,239)	(141,567)	8,895
3,187	1,539	600	581	—	—	—	—	—	—
1,419	1,652	910	1,222	—	—	—	—	—	—
(37,540)	(38,101)	(10,300)	(11,636)	—	—	—	—	—	—
(32,934)	(34,910)	(8,790)	(9,833)	—	—	—	—	—	—
(2,611,383)	(1,155,560)	(58,440)	346,887	53,246	199,328	102,069	194,867	(137,622)	5,913
(3,822,591)	3,142,502	(1,598,948)	835,867	(337,428)	521,288	(19,311)	599,067	(300,927)	189,598
28,138,584	24,996,082	10,165,956	9,330,089	2,513,424	1,992,136	4,351,380	3,752,313	2,300,918	2,111,320
$24,315,993	$28,138,584	$8,567,008	$10,165,956	$2,175,996	$2,513,424	$4,332,069	$4,351,380	$1,999,991	$2,300,918
$41,249	$55,582	$(28,097)	$(29,678)	$(12,009)	$(3,254)	$15,329	$12,808	$1,589	$2,066

—	—	—	—	—	—	—	—	—	—
26,314	20,478	42,357	43,513	12,763	11,486	49,552	27,726	2,466	1,425
1,339	1,317	4,942	4,232	874	529	2,244	1,277	547	471
(31,294)	(16,869)	(22,899)	(20,349)	(4,907)	(3,665)	(14,425)	(4,849)	(2,639)	(2,312)
(3,641)	4,926	24,400	27,396	8,730	8,350	37,371	24,154	374	(416)

—	—	—	—	—	—	—	—	—	—
6,924	12,106	15,757	26,435	3,627	7,157	9,574	21,403	7,766	15,511
2,158	2,527	6,932	7,486	1,308	1,135	6,956	6,645	5,765	5,411
(51,994)	(43,362)	(47,098)	(40,562)	(10,997)	(8,033)	(42,812)	(30,000)	(27,720)	(20,424)
(42,912)	(28,729)	(24,409)	(6,641)	(6,062)	259	(26,282)	(1,952)	(14,189)	498

58	31	33	35	—	—	—	—	—	—
27	32	60	72	—	—	—	—	—	—
(689)	(792)	(602)	(701)	—	—	—	—	—	—
(604)	(729)	(509)	(594)	—	—	—	—	—	—

American Funds Insurance Series

98

Statements of changes in net assets	Growth-Income Fund		International Growth and Income Fund		Asset Allocation Fund
	Year ended December 31, 2011	Year ended December 31, 2010	Year Ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010
Operations:
Net investment income (loss)	$391,142	$388,541	$6,769	$4,018	$236,655	$218,655
Net realized gain (loss) on investments, forward currency
contracts and currency transactions	778,600	(964,931)	(11,416)	5,977	445,247	13,845
Net unrealized (depreciation) appreciation on investments,
forward currency contracts and currency translations	(1,540,187)	3,325,354	(16,749)	5,143	(525,185)	992,916
Net (decrease) increase in net assets resulting from operations	(370,445)	2,748,964	(21,396)	15,138	156,717	1,225,416
Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(177,601)	(147,491)	(1,102)	(670)	(126,587)	(105,937)
Class 2	(216,185)	(231,495)	(5,850)	(3,427)	(100,376)	(106,195)
Class 3	(2,942)	(3,023)	—	—	(755)	(837)
Total dividends from net investment income	(396,728)	(382,009)	(6,952)	(4,097)	(227,718)	(212,969)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	—	—	(56)	(269)	—	—
Class 2	—	—	(302)	(1,448)	—	—
Class 3	—	—	—	—	—	—
Long-term net realized gains:
Class 1	—	—	(204)	(535)	—	—
Class 2	—	—	(1,104)	(2,988)	—	—
Class 3	—	—	—	—	—	—
Total distributions from net realized gain on investments	—	—	(1,666)	(5,240)	—	—
Total dividends and distributions paid to shareholders	(396,728)	(382,009)	(8,618)	(9,337)	(227,718)	(212,969)
Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	2,301,709	1,414,619	11,112	6,188	990,218	799,855
Proceeds from reinvestment of dividends and distributions	177,601	147,491	1,362	1,474	126,587	105,937
Cost of shares repurchased	(2,024,087)	(1,185,744)	(5,348)	(3,525)	(372,456)	(294,163)
Net increase (decrease) from Class 1 transactions	455,223	376,366	7,126	4,137	744,349	611,629
Class 2:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	225,436	434,546	47,484	74,639	161,946	169,301
Proceeds from reinvestment of dividends and distributions	216,185	231,495	7,256	7,863	100,376	106,195
Cost of shares repurchased	(3,443,264)	(1,713,835)	(10,317)	(7,129)	(776,979)	(659,114)
Net (decrease) increase from Class 2 transactions	(3,001,643)	(1,047,794)	44,423	75,373	(514,657)	(383,618)
Class 3:
Proceeds from shares sold	611	407	—	—	1,486	1,694
Proceeds from reinvestment of dividends and distributions	2,942	3,023	—	—	755	837
Cost of shares repurchased	(33,765)	(38,822)	—	—	(8,524)	(6,363)
Net decrease from Class 3 transactions	(30,212)	(35,392)	—	—	(6,283)	(3,832)
Net (decrease) increase in net assets resulting from
capital share transactions	(2,576,632)	(706,820)	51,549	79,510	223,409	224,179
Total (decrease) increase in net assets	(3,343,805)	1,660,135	21,535	85,311	152,408	1,236,626
Net assets:
Beginning of period	26,246,828	24,586,693	212,043	126,732	10,968,230	9,731,604
End of period	$22,903,023	$26,246,828	$233,578	$212,043	$11,120,638	$10,968,230
Undistributed (distributions in excess of) net investment income	$75,243	$73,310	$(431)	$(235)	$54,622	$43,508
Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	66,580	44,685	733	417	59,877	52,906
Shares issued on reinvestment of dividends and distributions	5,467	4,414	102	98	7,976	6,673
Shares repurchased	(58,504)	(36,772)	(372)	(252)	(22,565)	(19,549)
Net increase (decrease) in shares outstanding	13,543	12,327	463	263	45,288	40,030
Class 2:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	6,631	13,927	3,211	5,142	9,848	11,268
Shares issued on reinvestment of dividends and distributions	6,690	6,983	546	524	6,358	6,747
Shares repurchased	(99,771)	(54,413)	(691)	(501)	(47,378)	(44,133)
Net (decrease) increase in shares outstanding	(86,450)	(33,503)	3,066	5,165	(31,172)	(26,118)
Class 3:
Shares sold	18	13	—	—	89	112
Shares issued on reinvestment of dividends and distributions	90	90	—	—	48	53
Shares repurchased	(985)	(1,230)	—	—	(518)	(420)
Net decrease in shares outstanding	(877)	(1,127)	—	—	(381)	(255)

See end of Statements of Changes in Net Assets for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

99

(dollars and shares in thousands)

Global Balanced Fund	Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Period ended December 31, 2011*	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010	Period ended December 31, 2011*
$716	$277,991	$268,247	$59,362	$51,216	$147,342	$143,466	$(8)
(431)	226,664	218,712	36,590	13,242	57,433	22,951	1,055
(2,661)	111,166	82,335	(7,482)	13,306	(165,107)	87,663	654
(2,376)	615,821	569,294	88,470	77,764	39,668	254,080	1,701

(180)	(144,664)	(146,872)	(17,761)	(9,092)	(62,902)	(55,554)	(62)
(386)	(149,774)	(153,261)	(45,443)	(42,020)	(83,842)	(82,568)	(8)
—	—	—	—	—	(1,593)	(1,669)	—
(566)	(294,438)	(300,133)	(63,204)	(51,112)	(148,337)	(139,791)	(70)

—	—	—	(196)	—	—	—	(493)
—	—	—	(676)	—	—	—	(194)
—	—	—	—	—	—	—	—
—	—	—	(2,360)	—	—	—	—
—	—	—	(8,107)	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	(11,339)	—	—	—	(687)
(566)	(294,438)	(300,133)	(74,543)	(51,112)	(148,337)	(139,791)	(757)

29,990	—	—	—	—	—	—	9,990
—	909,847	1,180,204	349,922	171,837	101,737	206,426	43,900
180	144,664	146,872	20,317	9,092	62,902	55,554	555
—	(1,637,395)	(453,635)	(74,136)	(20,645)	(100,355)	(171,268)	(453)
30,170	(582,884)	873,441	296,103	160,284	64,284	90,712	53,992
10	—	—	—	—	—	—	10
74,155	290,995	569,256	264,743	314,902	125,080	137,965	22,509
386	149,774	153,261	54,226	42,020	83,842	82,568	202
(1,989)	(683,249)	(433,110)	(193,151)	(86,900)	(224,964)	(211,243)	(1,102)
72,562	(242,480)	289,407	125,818	270,022	(16,042)	9,290	21,619
—	—	—	—	—	4,922	6,160	—
—	—	—	—	—	1,593	1,669	—
—	—	—	—	—	(8,071)	(9,925)	—
—	—	—	—	—	(1,556)	(2,096)	—
102,732	(825,364)	1,162,848	421,921	430,306	46,686	97,906	75,611
99,790	(503,981)	1,432,009	435,848	456,958	(61,983)	212,195	76,555

—	9,842,154	8,410,145	1,821,774	1,364,816	1,933,736	1,721,541	—
$99,790	$9,338,173	$9,842,154	$2,257,622	$1,821,774	$1,871,753	$1,933,736	$76,555
$(21)	$41,435	$48,000	$14,995	$8,271	$22,413	$22,697	—†

2,999	—	—	—	—	—	—	999
—	83,574	109,614	28,575	14,447	8,888	18,595	4,279
20	13,182	13,882	1,696	783	5,926	5,027	53
—	(147,575)	(41,890)	(6,021)	(1,747)	(8,824)	(15,457)	(44)
3,019	(50,819)	81,606	24,250	13,483	5,990	8,165	5,287

1	—	—	—	—	—	—	1
7,826	26,930	53,423	21,848	26,666	11,138	12,555	2,185
42	13,786	14,637	4,539	3,636	7,981	7,554	20
(215)	(63,002)	(40,594)	(15,857)	(7,466)	(20,022)	(19,369)	(107)
7,654	(22,286)	27,466	10,530	22,836	(903)	740	2,099

—	—	—	—	—	437	555	—
—	—	—	—	—	150	151	—
—	—	—	—	—	(708)	(901)	—
—	—	—	—	—	(121)	(195)	—

American Funds Insurance Series

100

(dollars and shares in thousands)

Statements of changes in net assets	U.S. Government/AAA-Rated Securities Fund		Cash Management Fund
	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2010
Operations:
Net investment income (loss)	$63,410	$59,630	$(2,667)	$(2,570)
Net realized gain on investments, forward currency contracts and currency transactions	116,429	93,210	—	—
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	101,161	8,856	(6)	27
Net increase (decrease) in net assets resulting from operations	281,000	161,696	(2,673)	(2,543)
Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(35,338)	(28,379)	—	—
Class 2	(35,137)	(34,314)	—	—
Class 3	(425)	(478)	—	—
Total dividends from net investment income	(70,900)	(63,171)	—	—
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(26,153)	(5,703)	—	—
Class 2	(29,522)	(8,206)	—	—
Class 3	(336)	(128)	—	—
Long-term net realized gains:
Class 1	(15,498)	—	—	—
Class 2	(17,494)	—	—	—
Class 3	(200)	—	—	—
Total distributions from net realized gain on investments	(89,203)	(14,037)	—	—
Total dividends and distributions paid to shareholders	(160,103)	(77,208)	—	—
Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—
Proceeds from shares sold	396,185	550,594	39,488	43,975
Proceeds from reinvestment of dividends and distributions	76,989	34,082	—	—
Cost of shares repurchased	(238,468)	(124,527)	(47,462)	(65,413)
Net increase (decrease) from Class 1 transactions	234,706	460,149	(7,974)	(21,438)
Class 2:
Proceeds from initial capitalization	—	—	—	—
Proceeds from shares sold	149,648	416,785	325,889	224,764
Proceeds from reinvestment of dividends and distributions	82,153	42,520	—	—
Cost of shares repurchased	(250,644)	(111,733)	(315,311)	(364,137)
Net (decrease) increase from Class 2 transactions	(18,843)	347,572	10,578	(139,373)
Class 3:
Proceeds from shares sold	4,249	4,021	11,928	11,110
Proceeds from reinvestment of dividends and distributions	961	606	—	—
Cost of shares repurchased	(8,204)	(6,859)	(13,416)	(15,157)
Net decrease from Class 3 transactions	(2,994)	(2,232)	(1,488)	(4,047)
Net increase (decrease) in net assets resulting from capital share transactions	212,869	805,489	1,116	(164,858)
Total increase (decrease) in net assets	333,766	889,977	(1,557)	(167,401)
Net assets:
Beginning of period	3,476,919	2,586,942	618,414	785,815
End of period	$3,810,685	$3,476,919	$616,857	$618,414
Undistributed (distributions in excess of) net investment income	$9,324	$9,697	$(14)	$(14)
Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—
Shares sold	31,215	43,646	3,470	3,858
Shares issued on reinvestment of dividends and distributions	6,037	2,725	—	—
Shares repurchased	(18,490)	(9,893)	(4,170)	(5,740)
Net increase (decrease) in shares outstanding	18,762	36,478	(700)	(1,882)
Class 2:
Shares issued from initial capitalization	—	—	—	—
Shares sold	11,792	33,195	28,960	19,889
Shares issued on reinvestment of dividends and distributions	6,506	3,427	—	—
Shares repurchased	(19,741)	(8,930)	(28,025)	(32,228)
Net (decrease) increase in shares outstanding	(1,443)	27,692	935	(12,339)
Class 3:
Shares sold	330	318	1,053	978
Shares issued on reinvestment of dividends and distributions	75	48	—	—
Shares repurchased	(642)	(542)	(1,185)	(1,334)
Net decrease in shares outstanding	(237)	(176)	(132)	(356)

*For the period May 2, 2011, commencement of operations, through December 31, 2011.

†Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

101

Notes to financial statements

1. Organization

American Funds Insurance Series (the “Series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 18 different funds (the “funds”). In 2009, shareholders approved a proposal to reorganize the Series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2012; however, the Series reserves the right to delay the implementation.

The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives and the principal strategies the funds use to achieve these objectives are as follows:

Global Discovery Fund — Seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

Global Growth Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

Growth Fund — Seeks to invest in a wide range of companies that appear to offer superior opportunities for growth of capital.

International Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

New World Fund — Seeks long-term capital appreciation by investing in common stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through investments in quality common stocks.

Global Growth and Income Fund — Seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Growth-Income Fund — Seeks long-term growth of capital and income by investing in common stocks or other securities of companies located in the U.S. and around the world.

International Growth and Income Fund — Seeks to provide long-term growth of capital and current income by investing primarily in the stocks of larger, well-established companies outside the U.S., including countries that have developing economies and/or markets.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing primarily in common stocks and fixed-income securities.

Global Balanced Fund — Seeks long-term growth of capital, conservation of principal and current income by investing in equity and debt securities around the world.

Bond Fund — Seeks a high level of current income as is consistent with preservation of capital by investing primarily in bonds.

Global Bond Fund — Seeks a high level of total return consistent with prudent investment management by investing primarily in a global portfolio of investment-grade bonds.

High-Income Bond Fund — Seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.

Mortgage Fund — Seeks to provide current income and preservation of capital by investing primarily in mortgage-related securities.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital by investing primarily in securities guaranteed or sponsored by the U.S. government and the highest quality corporate bonds.

American Funds Insurance Series

102

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Each fund in the Series offers two or three share classes (Classes 1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Mortgage dollar rolls — The funds may enter into mortgage dollar roll transactions in which a fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — The funds may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3. Valuation

The funds’ investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The funds generally determine the net asset values of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

American Funds Insurance Series

103

Methods and inputs — The funds use the following methods and inputs to establish the fair value of their assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the Series’ board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities

American Funds Insurance Series

104

outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications — The funds classify their assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the funds’ determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2011, and reconcile the valuation of the funds’ Level 3 investment securities and related transactions, if any, during the year ended December 31, 2011 (dollars in thousands):

Global Discovery Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$44,575	$3,681*	$—	$48,256
Consumer discretionary	27,533	—	5,551	33,084
Health care	28,634	—	—	28,634
Financials	24,196	—	—	24,196
Industrials	12,668	1,433*	—	14,101
Utilities	11,805	—	—	11,805
Telecommunication services	7,381	530*	—	7,911
Materials	4,256	—	—	4,256
Other	2,153	—	—	2,153
Miscellaneous	9,708	—	—	9,708
Convertible securities	277	91	—	368
Bonds, notes & other debt instruments	—	15,368	—	15,368
Short-term securities	—	29,226	—	29,226
Total	$173,186	$50,329	$5,551	$229,066

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $5,644,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2011	Unrealized appreciation†	Ending value at 12/31/2011
Investment securities	$2,500	$3,051	$5,551

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)†:			$3,051

†Net unrealized appreciation is included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

105

Global Growth Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Consumer discretionary	$749,464	$26,881*	$1,234	$777,579
Information technology	618,074	60,782*	—	678,856
Financials	608,617	9,171*	—	617,788
Health care	557,163	—	—	557,163
Consumer staples	546,403	—	—	546,403
Industrials	390,972	—	—	390,972
Energy	380,507	—	—	380,507
Materials	245,596	—	—	245,596
Telecommunication services	192,002	—	—	192,002
Utilities	55,819	—	—	55,819
Miscellaneous	53,741	—	—	53,741
Short-term securities	—	317,107	—	317,107
Total	$4,398,358	$413,941	$1,234	$4,813,533

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $96,834,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2011	Unrealized depreciation†	Ending value at 12/31/2011
Investment securities	$1,342	$(108)	$1,234

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)†:			$(108)

†Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

Global Small Capitalization Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Consumer discretionary	$476,304	$50,7831	$20	$527,107
Industrials	296,665	78,9651	—	375,630
Information technology	334,087	—	1,885	335,972
Health care	291,337	—	—	291,337
Materials	218,148	20,0101	4,115	242,273
Energy	220,103	—	—	220,103
Financials	148,680	8,7061	2,000	159,386
Utilities	95,992	—	—	95,992
Other	100,325	14,1411	—	114,466
Miscellaneous	153,612	1,1231	—	154,735
Preferred securities	2,817	—	—	2,817
Rights & warrants	484	482	5	971
Convertible securities	1,110	3,733	1,295	6,138
Bonds, notes & other debt instruments	—	134,100	—	134,100
Short-term securities	—	558,508	—	558,508
Total	$2,339,664	$870,551	$9,320	$3,219,535

1
Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $171,720,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts2:	Level 1	Level 2	Level 3	Total
Unrealized depreciation on open forward currency contracts	—	$(100)	—	$(100)

2	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series

106

Global Small Capitalization Fund (continued)

Level 3 reconciliation	Beginning value at 1/1/2011	Transfers into Level 33	Purchases	Sales	Net realized gain4	Unrealized depreciation4	Transfers out of Level 33	Ending value at 12/31/2011
Investment securities	$5,570	$20,218	$2,497	$(2)	$1	$(16,769)	$(2,195)	$9,320

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)4:								$(16,343)

3	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

Growth Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Consumer discretionary	$4,414,842	$—	$88,816	$4,503,658
Information technology	3,546,784	68,7931	4,846	3,620,423
Energy	3,017,050	—	58,530	3,075,580
Financials	2,927,228	—	25,529	2,952,757
Health care	2,194,964	—	24,166	2,219,130
Industrials	1,994,382	—	—	1,994,382
Materials	1,924,964	—	—	1,924,964
Consumer staples	894,027	74,9221	—	968,949
Telecommunication services	342,271	—	—	342,271
Utilities	14,868	—	25,171	40,039
Miscellaneous	135,647	—	—	135,647
Short-term securities	—	2,563,644	—	2,563,644
Total	$21,407,027	$2,707,359	$227,058	$24,341,444

1
Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $143,715,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2011	Transfers into Level 32	Purchases	Sales	Net realized loss3	Unrealized appreciation3	Transfers out of Level 32	Ending value at 12/31/2011
Investment securities	$192,347	$20,612	$78,324	$(24,330)	$(332)	$44,106	$(83,669)	$227,058

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)3:								$43,774

2	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

3	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

International Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Financials	$1,146,508	$85,2731	$—	$1,231,781
Health care	1,030,479	—	—	1,030,479
Industrials	917,424	45,5691	—	962,993
Consumer discretionary	789,564	142,5241	6,284	938,372
Information technology	660,152	256,1681	—	916,320
Consumer staples	771,542	14,207	—	785,749
Telecommunication services	566,945	40,1301	—	607,075
Materials	502,758	22,6541	—	525,412
Energy	451,321	—	—	451,321
Utilities	235,679	—	—	235,679
Miscellaneous	56,590	8361	—	57,426
Bonds, notes & other debt instruments	—	13,621	—	13,621
Short-term securities	—	803,798	—	803,798
Total	$7,128,962	$1,424,780	$6,284	$8,560,026

1
Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $593,154,000 of investment securities were classified as Level 2 instead of Level 1.

American Funds Insurance Series

107

Forward currency contracts2:	Level 1	Level 2	Level 3	Total
Unrealized depreciation on open forward currency contracts	—	$(37)	—	$(37)

2	Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2011	Unrealized depreciation3	Ending value at 12/31/2011
Investment securities	$6,835	$(551)	$6,284

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)3:│			$(551)

3	Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

New World Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Consumer staples	$349,865	$—	—	$349,865
Consumer discretionary	228,270	4,586*	—	232,856
Health care	193,816	16,442*	—	210,258
Financials	161,711	14,232*	—	175,943
Energy	143,027	—	—	143,027
Information technology	99,854	43,002*	—	142,856
Materials	122,757	6,619*	—	129,376
Industrials	119,666	—	—	119,666
Telecommunication services	100,130	—	—	100,130
Utilities	35,494	—	—	35,494
Miscellaneous	58,141	—	—	58,141
Bonds, notes & other debt instruments:
Bonds & notes of governments outside the U.S.	—	179,812	—	179,812
Other	—	34,571	—	34,571
Short-term securities	—	260,232	—	260,232
Total	$1,612,731	$559,496	—	$2,172,227

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $81,099,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts†:	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	—	$36	—	$36

† Forward currency contracts are not included in the investment portfolio.

Blue Chip Income and Growth Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$822,214	$—	—	$822,214
Industrials	586,501	—	—	586,501
Consumer staples	528,643	—	—	528,643
Energy	444,243	—	—	444,243
Health care	389,292	—	—	389,292
Consumer discretionary	374,143	—	—	374,143
Financials	347,359	—	—	347,359
Telecommunication services	222,095	—	—	222,095
Materials	133,778	—	—	133,778
Utilities	82,371	—	—	82,371
Miscellaneous	67,812	—	—	67,812
Convertible securities	38,531	—	—	38,531
Short-term securities	—	296,138	—	296,138
Total	$4,036,982	$296,138	—	$4,333,120

American Funds Insurance Series

108

Global Growth and Income Fund
	Level 1	Level 2	Level 3	Total
Level classification
Investment securities:
Common stocks:
Financials	$271,798	$—	$1,050	$272,848
Consumer discretionary	263,987	—	—	263,987
Industrials	210,015	—	—	210,015
Consumer staples	203,521	—	—	203,521
Materials	202,380	—	—	202,380
Telecommunication services	202,236	—	—	202,236
Information technology	157,281	13,022*	—	170,303
Health care	137,410	—	—	137,410
Energy	130,492	—	—	130,492
Utilities	57,557	—	—	57,557
Miscellaneous	14,761	—	—	14,761
Convertible securities	—	9,998	680	10,678
Bonds, notes & other debt instruments	—	26,573	—	26,573
Short-term securities	—	88,144	—	88,144
Total	$1,851,438	$137,737	$1,730	$1,990,905

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $13,022,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2011	Unrealized depreciation†	Ending value at 12/31/2011
Investment securities	$2,789	$(1,059)	$1,730

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)†:			$(1,059)

†Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

Growth-Income Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$3,849,048	$—	—	$3,849,048
Consumer discretionary	3,178,027	—	—	3,178,027
Industrials	2,991,958	—	—	2,991,958
Energy	2,164,141	—	—	2,164,141
Health care	2,068,960	—	—	2,068,960
Consumer staples	1,787,372	—	—	1,787,372
Financials	1,162,159	—	—	1,162,159
Materials	1,132,867	—	—	1,132,867
Telecommunication services	936,822	—	—	936,822
Utilities	361,078	—	—	361,078
Miscellaneous	506,029	35,892*	—	541,921
Preferred securities	—	15,431	—	15,431
Rights & warrants	1,548	—	—	1,548
Convertible securities	48,074	21,938	—	70,012
Bonds, notes & other debt instruments	—	59,575	—	59,575
Short-term securities	—	2,668,938	—	2,668,938
Total	$20,188,083	$2,801,774	—	$22,989,857

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $35,892,000 of investment securities were classified as Level 2 instead of Level 1.

American Funds Insurance Series

109

International Growth and Income Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Consumer staples	$36,645	$—	—	$36,645
Consumer discretionary	25,218	511*	—	25,729
Utilities	22,110	—	—	22,110
Telecommunication services	20,863	483*	—	21,346
Industrials	19,741	—	—	19,741
Financials	19,293	—	—	19,293
Health care	14,794	—	—	14,794
Information technology	13,300	1,012*	—	14,312
Energy	13,719	—	—	13,719
Materials	12,681	283*	—	12,964
Bonds, notes & other debt instruments	—	12,191	—	12,191
Short-term securities	—	20,196	—	20,196
Total	$198,364	$34,676	—	$233,040

* Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $2,289,000 of investment securities were classified as Level 2 instead of Level 1.

Asset Allocation Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Information technology	$1,177,498	$—	$—	$1,177,498
Energy	1,105,482	—	—	1,105,482
Consumer discretionary	1,100,372	4,251	—	1,104,623
Financials	1,045,765	—	—	1,045,765
Health care	1,000,393	—	—	1,000,393
Industrials	738,343	—	3	738,346
Materials	667,707	—	—	667,707
Consumer staples	588,995	—	—	588,995
Telecommunication services	246,746	—	—	246,746
Utilities	164,407	—	—	164,407
Miscellaneous	389,545	90,1901	—	479,735
Rights & warrants	—	611	5	616
Convertible securities	—	3,138	—	3,138
Bonds, notes & other debt instruments:
Bonds & notes of U.S. government & government agencies	—	820,641	—	820,641
Mortgage-backed obligations	—	589,914	1,379	591,293
Corporate bonds & notes	—	566,775	13,284	580,059
Other	—	375,243	—	375,243
Short-term securities	—	433,593	—	433,593
Total	$8,225,253	$2,884,356	$14,671	$11,124,280

1
Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $90,190,000 of investment securities were classified as Level 2 instead of Level 1.

Level 3 reconciliation	Beginning value at 1/1/2011	Transfers into Level 32	Purchases	Sales	Net realized loss3	Unrealized depreciation3	Transfers out of Level 32	Ending value at 12/31/2011
Investment securities	$7,162	$614	$16,458	$(8,023)	$(537)	$(957)	$(46)	$14,671

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)3:								$(2,005)

2	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

3	Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

110

Global Balanced Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Industrials	$8,701	$—	—	$8,701
Energy	6,344	—	—	6,344
Health care	6,222	—	—	6,222
Consumer staples	6,176	—	—	6,176
Information technology	5,639	423*	—	6,062
Consumer discretionary	5,075	61*	—	5,136
Materials	3,717	259	—	3,976
Telecommunication services	3,620	118*	—	3,738
Financials	3,555	—	—	3,555
Utilities	1,430	—	—	1,430
Miscellaneous	3,802	—	—	3,802
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	16,922	—	16,922
Bonds & notes of U.S. government	—	6,240	—	6,240
Corporate bonds & notes	—	5,535	—	5,535
Mortgage-backed obligations	—	4,267	—	4,267
Short-term securities	—	17,247	—	17,247
Total	$54,281	$51,072	—	$105,353

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $602,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts†:	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	—	$75	—	$75
Unrealized depreciation on open forward currency contracts	—	(1)	—	(1)
Total	—	$74	—	$74

†Forward currency contracts are not included in the investment portfolio.

Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$3,195,103	$1,809	$3,196,912
Bonds & notes of U.S. government & government agencies	—	2,523,004	—	2,523,004
Corporate bonds & notes	—	743,364	—	743,364
Other	—	2,402,342	3,042	2,405,384
Preferred securities	1,000	—	—	1,000
Common stocks	2	—	566	568
Rights & warrants	—	94	—	94
Short-term securities	—	1,205,705	—	1,205,705
Total	$1,002	$10,069,612	$5,417	$10,076,031

Forward currency contracts1:	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	—	$1,851	—	$1,851
Unrealized depreciation on open forward currency contracts	—	(463)	—	(463)
Total	—	$1,388	—	$1,388

1	Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2011	Transfers into Level 32	Purchases	Sales	Net realized loss3	Unrealized depreciation3	Transfers out of Level 32	Ending value at 12/31/2011
Investment securities	$2,934	$1,781	$3,050	$(1,830)	$(30)	$(402)	$(86)	$5,417

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)3:								$(321)

2	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

3	Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

111

Global Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Euros	$—	$387,130	$—	$387,130
Japanese yen	—	318,377	—	318,377
South Korean won	—	80,047	—	80,047
British pounds	—	75,872	—	75,872
Mexican pesos	—	71,110	—	71,110
Malaysian ringgits	—	67,932	—	67,932
Polish zloty	—	44,999	—	44,999
Canadian dollars	—	40,152	—	40,152
Swedish kronor	—	33,776	—	33,776
U.S. dollars	—	895,118	1,286	896,404
Other currencies	—	122,343	—	122,343
Preferred securities	513	—	—	513
Common stocks	—	143	—	143
Rights & warrants	—	5	—	5
Short-term securities	—	128,656	—	128,656
Total	$513	$2,265,660	$1,286	$2,267,459

Forward currency contracts1:	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	—	$5,817	—	$5,817
Unrealized depreciation on open forward currency contracts	—	(910)	—	(910)
Total	—	$4,907	—	$4,907

1	Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2011	Purchases	Unrealized depreciation2	Transfers out of Level 33	Ending value at 12/31/2011
Investment securities	$872	$437	$(22)	$(1)	$1,286

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)2:					$(22)

2	Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

3	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

American Funds Insurance Series

112

High-Income Bond Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,669,364	$24,217	$1,693,581
Other	—	9,369	—	9,369
Convertible securities	—	8,466	—	8,466
Preferred securities	2,595	7,433	—	10,028
Common stocks	6,017	2,144	1,015	9,176
Rights & warrants	—	272	8	280
Short-term securities	—	104,235	—	104,235
Total	$8,612	$1,801,283	$25,240	$1,835,135

Forward currency contracts1:	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	—	$449	—	$449

1	Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2011	Transfers into Level 32	Purchases	Sales	Net realized gain3	Unrealized depreciation3	Transfers out of Level 32	Ending value at 12/31/2011
Investment securities	$15,440	$55	$28,754	$(14,800)	$14	$(4,121)	$(102)	$25,240

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)3:								$(4,148)

2	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

3	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

Mortgage Fund

At December 31, 2011, all of the fund’s investment securities were classified as Level 2.

U.S. Government/AAA-Rated Securities Fund

Level classification	Level 1	Level 2	Level 3	Total
Investment securities:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	$2,124,340	—	$2,124,340
U.S. Treasury bonds & notes	—	944,681	—	944,681
Federal agency bonds & notes	—	520,332	—	520,332
Other	—	8,441	—	8,441
Short-term securities	—	830,614	—	830,614
Total	—	$4,428,408	—	$4,428,408

Level 3 reconciliation	Beginning value at 1/1/2011	Transfers into Level 3*	Sales	Transfers out of Level 3*	Ending value at 12/31/2011
Investment securities	$—	$736	$(38)	$(698)	$—

*Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

Cash Management Fund

At December 31, 2011, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series

113

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the funds may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the funds.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be heightened in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the funds may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the funds invest.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Investing in emerging and developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies or markets. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the funds having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in debt securities rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Currency — The prices of, and the income generated by, most debt securities held by the funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the funds’ securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

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Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the funds may have to reinvest the prepaid principal in lower yielding securities, thus reducing the funds’ income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the funds to invest the principal in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. The funds may also invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. These securities are neither issued nor guaranteed by the U.S. government.

Investing in money market securities — The value and liquidity of the securities held by the funds may be affected by changing interest rates, changes in the credit quality of the issuers, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the funds could cause the values of these securities to decline.

Concentration — The funds may be subject to additional risks because they invest in a more limited group of sectors and industries than the broad market.

Asset allocation — The funds’ percentage allocation to equity securities, debt securities and money market instruments could cause the funds to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Non-diversification — As non-diversified funds, the funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding would adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2011, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

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The funds are not subject to examination by U.S. federal tax authorities for tax years before 2008. Global Balanced Fund and Mortgage Fund are not subject to examination by U.S. federal tax authorities for tax years before 2011, the year the funds commenced operations.

The funds are not subject to examination by state tax authorities for tax years before 2007. International Growth and Income Fund is not subject to examination by state tax authorities for tax years before 2008, the year the fund commenced operations. Global Balanced Fund and Mortgage Fund are not subject to examination by state tax authorities for tax years before 2011, the year the funds commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, International Fund and New World Fund for tax years before 2004; Growth Fund for tax years before 2005; Global Growth and Income Fund for tax years before 2007; Growth-Income Fund for tax years before 2010; and Global Balanced Fund for tax years before 2011. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to taxes in those countries. The funds record a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and currency gains and distributions from short-term net realized gains, shown on the accompanying financial statements, are considered ordinary income distributions for tax purposes. Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As indicated in the tables on the following pages, 14 funds had capital loss carryforwards available at December 31, 2011. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Those funds will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

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Additional tax basis disclosures are as follows:

					(dollars in thousands)
	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
As of December 31, 2011:
Undistributed ordinary income	$208	$1,232	$42,063	$68,072	$5,374	$1,711
Late year ordinary loss deferral*	—	(3,861)	—	—	—	(1,998)
Post-October capital loss deferral*	(1,184)	(4,035)	—	—	(55,455)	(3,217)
Capital loss carryforward:
Expiring 2017	(22,556)	(687,769)	(354,503)	(3,345,036)	(1,057,173)	(59,199)
Expiring 2018	—	—	—	(12,099)	(84,504)	—
	$(22,556)	$(687,769)	$(354,503)	$(3,357,135)	$(1,141,677)	$(59,199)
Capital loss carryforwards utilized	$3,331	$174,154	$66,050	$1,284,058	$128,604	$62,727
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) accumulated net realized loss	$194	$(1,155)	$52,969	$(1,456)	$(721)	$(60)
Gross unrealized appreciation on investment securities	$33,510	$979,377	$539,586	$6,605,678	$1,306,025	$415,568
Gross unrealized depreciation on investment securities	(23,440)	(288,008)	(550,626)	(1,609,173)	(893,072)	(186,056)
Net unrealized appreciation (depreciation) on investment securities	$10,070	$691,369	$(11,040)	$4,996,505	$412,953	$229,512
Cost of investment securities	$218,996	$4,122,164	$3,230,575	$19,344,939	$8,147,073	$1,942,715

See end of table for footnotes.

					(dollars in thousands)
	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth-Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund†
As of December 31, 2011:
Undistributed ordinary income	$15,341	$11,232	$75,795	$—	$55,302	$57
Late year ordinary loss deferral*	—	—	—	(179)	(44)	—
Post-October capital loss deferral*	(120,720)	(4,662)	—	—	(3,783)	—
Capital loss carryforward:
No expiration	—	—	—	(11,126)	—	(111)
Expiring 2016	(65,884)	(53,624)	—	—	—	—
Expiring 2017	(495,895)	(526,741)	(2,342,484)	—	(603,608)	—
Expiring 2018	—	(297)	(1,026,621)	—	(36,541)	—
	$(561,779)	$(580,662)	$(3,369,105)	$(11,126)	$(640,149)	$(111)
Capital loss carryforwards utilized	$168,571	$62,927	$772,097	—	$446,255	—
Reclassification (from) to undistributed/distributions in excess of net investment income (to) from accumulated net realized loss	$(3)	$(388)	$7,519	$(13)	$2,177	$(171)
Reclassification to accumulated net realized loss from capital paid in on shares of beneficial interest	—	—	—	18	—	—
Gross unrealized appreciation on investment securities	$740,761	$319,472	$4,833,504	$20,181	$1,682,398	$2,190
Gross unrealized depreciation on investment securities	(242,789)	(187,257)	(1,245,361)	(14,129)	(388,827)	(5,078)
Net unrealized appreciation (depreciation) on investment securities	$497,972	$132,215	$3,588,143	$6,052	$1,293,571	$(2,888)
Cost of investment securities	$3,835,148	$1,858,690	$19,401,714	$226,988	$9,830,709	$108,241

See end of table for footnotes.

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					(dollars in thousands)
	Bond Fund	Global Bond Fund	High Income Bond Fund	Mortgage Fund†	U.S. Government/AAA-Rated Securities Fund	Cash Management Fund
As of December 31, 2011:
Undistributed ordinary income	$44,261	$30,369	$26,343	$290	$59,464	—
Undistributed long-term capital gain	—	11,244	—	—	59,913	—
Post-October capital loss deferral*	—	—	(412)	—	—	—
Capital loss carryforward:
Expiring 2016	—	—	(26,506)	—	—	—
Expiring 2017	(96,778)	—	(113,685)	—	—	—
	$(96,778)	—	$(140,191)	—	—	—
Capital loss carryforwards utilized	$216,640	—	$56,302	—	—	—
Reclassification to undistributed net investment income from accumulated net realized loss/undistributed net realized gain	$9,882	$10,566	$711	$78	$7,117	$—
Reclassification to accumulated net investment loss from capital paid in on shares of beneficial interest	—	—	—	—	—	2,667
Gross unrealized appreciation on investment securities	$381,026	$93,490	$64,396	$660	$132,072	$13
Gross unrealized depreciation on investment securities	(78,229)	(47,658)	(108,277)	(6)	(353)	(6)
Net unrealized appreciation (depreciation) on investment securities	$302,797	$45,832	$(43,881)	$654	$131,719	$7
Cost of investment securities	$9,773,234	$2,221,627	$1,879,016	$100,102	$4,296,689	$620,904

*	This deferral is considered incurred in the subsequent year.

†	For the period May 2, 2011, commencement of operations, through December 31, 2011.

6. Fees and transactions with related parties

Capital Research and Management Company (“CRMC”), the Series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the Series’ shares, and American Funds Service Company® (“AFS”), the Series’ transfer agent.

Investment advisory services — The aggregate fee of $409,103,000 for management services was incurred by the Series pursuant to an agreement with CRMC. The Investment Advisory and Service Agreement provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

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The range of rates and asset levels and the current annualized rates of average net assets for each fund are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2011
Fund	Beginning with	Ending with	Up to	In excess of
Global Discovery Fund	.580%	.440%	$.5	$1.0	.58%
Global Growth Fund	.690	.460	.6	5.0	.53
Global Small Capitalization Fund	.800	.635	.6	5.0	.70
Growth Fund	.500	.280	.6	34.0	.32
International Fund	.690	.430	.5	21.0	.49
New World Fund	.850	.620	.5	2.5	.73
Blue Chip Income and Growth Fund	.500	.370	.6	4.0	.41
Global Growth and Income Fund	.690	.480	.6	3.0	.59
Growth-Income Fund	.500	.219	.6	34.0	.27
International Growth and Income Fund	.690	.530	.5	1.0	.69
Asset Allocation Fund	.500	.250	.6	8.0	.30
Global Balanced Fund	.660	.510	.5	1.0	.66*
Bond Fund	.480	.330	.6	8.0	.36
Global Bond Fund	.570	.500	1.0	1.0	.53
High-Income Bond Fund	.500	.420	.6	2.0	.46
Mortgage Fund	.420	.290	.6	3.0	.42*
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.33
Cash Management Fund	.320	.270	1.0	2.0	.32

*Annualized rates based on activity during the period May 2, 2011, commencement of operations, through December 31, 2011.

Distribution services — The Series has plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the Series. During the year ended December 31, 2011, distribution expenses under the plans for the Series aggregated $173,690,000 for Class 2 and $1,019,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

Transfer agent services — The aggregate fee of $6,000 was incurred during the year ended December 31, 2011, pursuant to an agreement with AFS. Under this agreement, the Series compensates AFS for transfer agent services, including recordkeeping, shareholder communications and transaction processing.

Administrative services — On November 30, 2011, the board of trustees approved an administrative services agreement with CRMC effective January 1, 2012. Under this agreement, each share class will pay 0.01% based on its respective average daily net assets to compensate CRMC for administrative services that include, but are not limited to, coordinating, monitoring, assisting and overseeing third-parties that provide services to fund shareholders. The agreement provides for monthly fees accrued daily.

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Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows:

		(dollars in thousands)
Fund	Current fees	Increase in value of deferred amounts
Global Discovery Fund	$2	$ —*
Global Growth Fund	40	—*
Global Small Capitalization Fund	29	—*
Growth Fund	203	6
International Fund	73	3
New World Fund	18	—*
Blue Chip Income and Growth Fund	32	—*
Global Growth and Income Fund	17	—*
Growth-Income Fund	184	7
International Growth and Income Fund	2	—*
Asset Allocation Fund	80	2
Global Balanced Fund	—*	—*
Bond Fund	74	—*
Global Bond Fund	14	—*
High-Income Bond Fund	14	1
Mortgage Fund	—*	—
U.S. Government/AAA-Rated Securities Fund	26	1
Cash Management Fund	5	—*

*Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the Series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the Series.

7. Investment transactions and other disclosures

The following tables present additional information for the year ended December 31, 2011:

	(dollars in thousands)
	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Purchases of investment securities1	$86,012	$1,399,341	$1,344,449	$4,861,915	$2,204,471	$520,073
Sales of investment securities1	107,128	1,659,013	1,574,279	8,507,965	2,750,125	477,054
Non-U.S. taxes paid on dividend income	193	8,045	2,072	9,407	26,908	3,271
Non-U.S. taxes paid on interest income	—	—	1	—	1	85
Non-U.S. taxes paid (refunded) on realized gains	—	—2	38	—	(136)	150
Non-U.S. taxes provided on unrealized gains as of December 31, 2011	—	—	—	13	—	—
Dividends from affiliated issuers	—	—	526	1,909	—	—
Net realized loss from affiliated issuers	—	—	(17,999)	(147,129)	—	—

See end of table for footnotes.

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	(dollars in thousands)
	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth-Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund3
Purchases of investment securities1	$1,159,063	$522,173	$5,056,812	$149,571	$4,071,316	$102,519
Sales of investment securities1	1,107,425	649,673	8,124,709	103,530	4,053,590	17,297
Non-U.S. taxes paid on dividend income	843	4,812	6,333	791	3,926	50
Non-U.S. taxes paid on interest income	—	—	—	—	—	3
Non-U.S. taxes paid on realized gains	—	—	—2	16	—	—
Dividends from affiliated issuers	—	658	—	—	—	—

See end of table for footnotes.

	(dollars in thousands)
	Bond Fund	Global Bond Fund	High-Income Bond Fund	Mortgage Fund3	U.S. Government/AAA-Rated Securities Fund
Purchases of investment securities1	$11,105,171	$1,974,653	$949,273	$226,461	$6,548,900
Sales of investment securities1	10,909,232	1,588,582	908,700	166,499	5,783,355
Non-U.S. taxes paid on interest income	55	263	—2	—	—

1	Excludes short-term securities and U.S. government obligations, if any.

2	Amount less than one thousand.

3	For the period May 2, 2011, commencement of operations, through December 31, 2011.

8. Ownership concentration

At December 31, 2011, CRMC, the Series’ investment adviser, held aggregate ownership of the outstanding shares of Global Balanced Fund and Mortgage Fund of 28% and 14%, respectively. The ownership represents the seed money invested in each fund when it began operations on May 2, 2011.

9. Forward currency contracts

The funds may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The funds enter into these contracts to manage their exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the funds value forward currency contracts based on the applicable exchange rate and record unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The funds record realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2011, Global Small Capitalization Fund, International Fund, New World Fund, Global Balanced Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies, as shown in the following tables. As of December 31, 2011, International Growth and Income Fund did not have any open forward currency contracts. The open forward currency contracts shown are generally indicative of the level of activity in each fund over the prior 12-month period.

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(amounts in thousands)

			Contract amount
	Settlement date	Counterparty	Receive	Deliver	Unrealized (depreciation) appreciation at 12/31/2011
Global Small Capitalization Fund
Sales:
Australian dollars	1/20/2012	Barclays Bank PLC	$3,573	A$3,600	$(100)

International Fund
Sales:
Australian dollars	1/20/2012	UBS AG	$22,406	A$22,000	$(37)

New World Fund
Sales:
Hungarian forints	1/25/2012	HSBC Bank	$681	HUF158,825	$30
New Turkish liras	1/25/2012	HSBC Bank	$951	TRY1,800	6
					$36

Global Balanced Fund
Purchases:
Japanese yen	1/12/2012	Barclays Bank PLC	¥19,928	$256	$3
Japanese yen	1/20/2012	Citibank	¥11,565	$149	1
Japanese yen	2/2/2012	Citibank	¥27,000	$347	4
					$8

Sales:
Euros	1/6/2012	UBS AG	¥25,984	€250	$14
Euros	1/10/2012	Barclays Bank PLC	$335	€250	11
Euros	1/10/2012	Barclays Bank PLC	¥10,402	€100	6
Euros	1/12/2012	JPMorgan Chase	$270	€200	11
Euros	1/12/2012	JPMorgan Chase	¥26,196	€250	17
Euros	1/19/2012	Citibank	$201	€150	7
Euros	1/20/2012	Citibank	$130	€100	1
Swedish kronor	1/5/2012	UBS AG	$134	SKr925	(1)
					$66
Forward currency contracts — net					$74

Bond Fund
Sales:
Euros	1/10/2012	Bank of New York Mellon	$7,999	€ 6,000	$233
Euros	1/12/2012	JPMorgan Chase	$2,800	€ 2,100	82
Euros	1/19/2012	UBS AG	$17,903	€ 13,380	584
Euros	1/25/2012	UBS AG	$20,257	€ 15,450	257
Euros	1/25/2012	Citibank	$27,652	€ 21,120	312
Euros	1/25/2012	Citibank	$4,183	€ 3,215	21
Euros	1/26/2012	UBS AG	$7,763	€ 5,975	28
Euros	1/27/2012	UBS AG	$9,983	€ 7,670	54
Japanese yen	1/31/2012	UBS AG	$38,675	¥3,008,941	(437)
Mexican pesos	1/6/2012	Citibank	$5,577	MXN78,030	(13)
Mexican pesos	1/17/2012	HSBC Bank	$3,727	MXN50,805	92
Swedish kronor	1/10/2012	Barclays Bank PLC	$9,918	SKr67,011	188
Swedish kronor	1/27/2012	Barclays Bank PLC	$2,057	SKr14,267	(13)
					$1,388

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(amounts in thousands)

				Contract amount
	Settlement date		Counterparty	Receive	Deliver	Unrealized appreciation (depreciation) at 12/31/2011
Global Bond Fund
Purchases:
Japanese yen		1/10/2012	JPMorgan Chase	¥340,723	$4,402	$25
Japanese yen		1/13/2012	Citibank	¥1,001,752	$12,905	112
Japanese yen		1/19/2012	UBS AG	¥1,381,743	$17,829	128
Japanese yen		1/20/2012	UBS AG	¥526,342	$6,781	60
Japanese yen		1/20/2012	Bank of New York Mellon	¥2,444,871	$31,547	227
Japanese yen		1/23/2012	Barclays Bank PLC	¥518,501	$6,665	74
Japanese yen		1/25/2012	UBS AG	¥341,432	$4,389	49
						$675
Sales:
British pounds		1/11/2012	Barclays Bank PLC	€7,211	£6,180	$(263)
British pounds		1/19/2012	UBS AG	€7,785	£6,660	(264)
British pounds		1/19/2012	UBS AG	€7,308	£6,140	(74)
Canadian dollars		1/31/2012	UBS AG	$13,389	C $ 13,750	(99)
Canadian dollars		1/31/2012	UBS AG	$8,722	C $ 9,000	(106)
Euros		1/6/2012	Citibank	$26,439	€19,750	876
Euros		1/10/2012	Barclays Bank PLC	$13,398	€10,000	455
Euros		1/10/2012	Barclays Bank PLC	£9,218	€10,725	432
Euros		1/11/2012	JPMorgan Chase	$32,141	€24,000	1,077
Euros		1/11/2012	Barclays Bank PLC	$23,488	€17,620	681
Euros		1/11/2012	Barclays Bank PLC	$6,678	€5,010	194
Euros		1/12/2012	JPMorgan Chase	$3,546	€2,660	103
Euros		1/13/2012	HSBC Bank	$1,067	€800	31
Euros		1/20/2012	Citibank	$536	€400	18
Euros		1/24/2012	Citibank	$3,348	€2,560	34
Euros		1/25/2012	Citibank	$13,531	€10,335	153
Euros		1/25/2012	Citibank	$6,791	€5,220	34
Euros		1/25/2012	JPMorgan Chase	$32,536	€25,000	174
Euros		1/26/2012	JPMorgan Chase	£9,344	€11,075	171
Euros		1/27/2012	UBS AG	$1,601	€1,230	9
Euros		1/31/2012	UBS AG	$8,687	€6,640	91
Euros		1/31/2012	HSBC Bank	$654	€500	7
Euros		2/1/2012	Barclays Bank PLC	$2,262	€1,730	23
Euros		2/2/2012	Citibank	$6,449	€4,980	2
Euros		2/2/2012	JPMorgan Chase	$2,628	€2,030	—
Mexican pesos		1/6/2012	Citibank	$6,865	MXN96,060	(16)
Mexican pesos		1/17/2012	HSBC Bank	$6,105	MXN83,210	151
Mexican pesos		1/19/2012	Barclays Bank PLC	$2,730	MXN37,210	68
Polish zloty		1/10/2012	Barclays Bank PLC	$13,072	PLN44,000	335
Swedish kronor		1/10/2012	Barclays Bank PLC	$1,213	SKr8,197	23
Swedish kronor		1/17/2012	Barclays Bank PLC	$6,729	SKr46,865	(74)
Swedish kronor		1/27/2012	Barclays Bank PLC	$2,207	SKr15,303	(14)
						$4,232
Forward currency contracts — net						$4,907

High-Income Bond Fund
Sales:
Euros		1/10/2012	Bank of New York Mellon	$5,333	€4,000	$155
Euros		1/11/2012	JPMorgan Chase	$5,692	€4,250	191
Euros		1/20/2012	Citibank	$1,607	€1,200	54
Euros		1/25/2012	HSBC Bank	$1,488	€1,135	19
Euros		1/25/2012	UBS AG	$1,836	€1,400	23
Euros		1/31/2012	HSBC Bank	$654	€500	7
	$					$449

American Funds Insurance Series

123

Financial highlights

		(Loss) income from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net income to average net assets2
Global Discovery Fund
Class 1
12/31/11	$12.28	$.07	$(.92)	$(.85)	$(.08)	$—	$(.08)	$11.35	(6.91)%	$27.60%		.60%	.58%
12/31/10	11.20	.10	1.07	1.17	(.09)	—	(.09)	12.28	10.43	31.61		.61	.87
12/31/09	7.45	.05	3.78	3.83	(.08)	—	(.08)	11.20	51.49	31.61		.61	.59
12/31/08	14.09	.15	(6.37)	(6.22)	(.12)	(.30)	(.42)	7.45	(45.02)	18.60		.55	1.33
12/31/07	13.05	.17	2.07	2.24	(.16)	(1.04)	(1.20)	14.09	17.55	35.60		.54	1.25
Class 2
12/31/11	12.22	.04	(.91)	(.87)	(.05)	—	(.05)	11.30	(7.13)	202.85		.85	.33
12/31/10	11.15	.07	1.06	1.13	(.06)	—	(.06)	12.22	10.14	217.86		.86	.62
12/31/09	7.43	.03	3.74	3.77	(.05)	—	(.05)	11.15	50.91	192.86		.86	.36
12/31/08	14.02	.12	(6.32)	(6.20)	(.09)	(.30)	(.39)	7.43	(45.09)	131.85		.80	1.08
12/31/07	13.00	.14	2.05	2.19	(.13)	(1.04)	(1.17)	14.02	17.22	240.85		.79	.98
Global Growth Fund
Class 1
12/31/11	$21.61	$.29	$(2.16)	$(1.87)	$(.34)	$—	$(.34)	$19.40	(8.66)%	$1,277.55%		.55%	1.37%
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227.56		.56	1.54
12/31/09	13.96	.26	5.67	5.93	(.28)	—	(.28)	19.61	42.58	1,037.56		.56	1.59
12/31/08	25.15	.47	(9.50)	(9.03)	(.41)	(1.75)	(2.16)	13.96	(38.23)	675.55		.50	2.37
12/31/07	23.44	.51	2.98	3.49	(.76)	(1.02)	(1.78)	25.15	15.16	684.55		.50	2.06
Class 2
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535.80		.80	1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308.81		.81	1.30
12/31/09	13.88	.22	5.64	5.86	(.24)	—	(.24)	19.50	42.30	4,100.82		.82	1.36
12/31/08	25.00	.42	(9.43)	(9.01)	(.36)	(1.75)	(2.11)	13.88	(38.39)	3,198.80		.75	2.12
12/31/07	23.29	.45	2.95	3.40	(.67)	(1.02)	(1.69)	25.00	14.85	5,180.80		.75	1.84
Global Small Capitalization Fund
Class 1
12/31/11	$21.67	$.07	$(4.14)	$(4.07)	$(.32)	$—	(.32)	$17.28	(18.94)%	$795.74%		.74%	.36%
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818.75		.75	.69
12/31/09	11.18	.09	6.80	6.89	(.07)	—	(.07)	18.00	61.63	604.76		.76	.61
12/31/08	27.20	.19	(13.33)	(13.14)	—	(2.88)	(2.88)	11.18	(53.39)	306.74		.67	1.01
12/31/07	24.87	.12	5.27	5.39	(.90)	(2.16)	(3.06)	27.20	21.73	369.73		.66	.45
Class 2
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450.99		.99	.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189	1.00	1.00	.45
12/31/09	11.03	.05	6.70	6.75	(.04)	—	(.04)	17.74	61.30	2,678	1.01	1.01	.36
12/31/08	26.95	.14	(13.18)	(13.04)	—	(2.88)	(2.88)	11.03	(53.52)	1,748.99		.92	.70
12/31/07	24.64	.05	5.22	5.27	(.80)	(2.16)	(2.96)	26.95	21.43	3,975.98		.91	.20

See end of table for footnotes.

American Funds Insurance Series

124

		(Loss) income from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net income to average net assets2
Growth Fund
Class 1
12/31/11	$54.78	$.45	$(2.68)	$(2.23)	$(.48)	$—	$(.48)	$52.07	(4.06)%	$7,426.34%		.34%	.81%
12/31/10	46.45	.49	8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011.34		.34	1.02
12/31/09	33.51	.35	12.94	13.29	(.35)	—	(.35)	46.45	39.74	6,565.35		.35	.91
12/31/08	67.22	.63	(27.52)	(26.89)	(.56)	(6.26)	(6.82)	33.51	(43.83)	4,768.33		.30	1.23
12/31/07	64.51	.68	7.44	8.12	(.68)	(4.73)	(5.41)	67.22	12.64	5,051.33		.30	1.00
Class 2
12/31/11	54.35	.30	(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701.59		.59	.55
12/31/10	46.10	.36	8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896.59		.59	.76
12/31/09	33.27	.25	12.84	13.09	(.26)	—	(.26)	46.10	39.41	18,201.60		.60	.66
12/31/08	66.72	.50	(27.27)	(26.77)	(.42)	(6.26)	(6.68)	33.27	(43.97)	13,383.58		.55	.95
12/31/07	64.08	.50	7.39	7.89	(.52)	(4.73)	(5.25)	66.72	12.35	25,359.58		.55	.74
Class 3
12/31/11	54.82	.34	(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189.52		.52	.62
12/31/10	46.49	.40	8.31	8.71	(.38)	—	(.38)	54.82	18.76	232.52		.52	.82
12/31/09	33.54	.28	12.95	13.23	(.28)	—	(.28)	46.49	39.51	230.53		.53	.72
12/31/08	67.21	.54	(27.50)	(26.96)	(.45)	(6.26)	(6.71)	33.54	(43.93)	198.51		.48	1.02
12/31/07	64.50	.55	7.45	8.00	(.56)	(4.73)	(5.29)	67.21	12.44	425.51		.48	.81

International Fund
Class 1
12/31/11	$18.05	$.35	$(2.84)	$(2.49)	$(.35)	$—	$(.35)	$15.21	(13.76)%	$3,314.53%		.53%	2.03%
12/31/10	17.17	.28	.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490.53		.53	1.69
12/31/09	12.22	.24	5.04	5.28	(.25)	(.08)	(.33)	17.17	43.50	2,851.54		.54	1.70
12/31/08	24.81	.43	(9.88)	(9.45)	(.40)	(2.74)	(3.14)	12.22	(42.01)	1,864.52		.48	2.42
12/31/07	22.01	.43	3.95	4.38	(.41)	(1.17)	(1.58)	24.81	20.30	1,708.52		.47	1.82
Class 2
12/31/11	17.98	.31	(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210.78		.78	1.81
12/31/10	17.11	.24	.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615.78		.78	1.46
12/31/09	12.19	.21	5.01	5.22	(.22)	(.08)	(.30)	17.11	43.07	6,411.79		.79	1.48
12/31/08	24.72	.41	(9.85)	(9.44)	(.35)	(2.74)	(3.09)	12.19	(42.12)	4,901.77		.72	2.16
12/31/07	21.94	.36	3.94	4.30	(.35)	(1.17)	(1.52)	24.72	20.02	9,719.77		.72	1.55
Class 3
12/31/11	18.05	.33	(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43.71		.71	1.90
12/31/10	17.18	.26	.97	1.23	(.36)	—	(.36)	18.05	7.26	61.71		.71	1.54
12/31/09	12.23	.22	5.04	5.26	(.23)	(.08)	(.31)	17.18	43.25	68.72		.72	1.54
12/31/08	24.80	.43	(9.90)	(9.47)	(.36)	(2.74)	(3.10)	12.23	(42.10)	57.70		.65	2.25
12/31/07	22.00	.39	3.94	4.33	(.36)	(1.17)	(1.53)	24.80	20.10	123.70		.65	1.64

See end of table for footnotes.

American Funds Insurance Series

125

		(Loss) income from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net income to average net assets2
New World Fund
Class 1
12/31/11	$23.28	$.36	$(3.55)	$(3.19)	$(.44)	$—	$(.44)	$19.65	(13.75)%	$826.78%		.78%	1.62%
12/31/10	20.04	.37	3.25	3.62	(.38)	—	(.38)	23.28	18.20	774.80		.80	1.76
12/31/09	13.57	.34	6.42	6.76	(.29)	—	(.29)	20.04	49.95	500.82		.82	2.02
12/31/08	25.88	.43	(10.68)	(10.25)	(.36)	(1.70)	(2.06)	13.57	(42.20)	253.81		.73	2.18
12/31/07	21.56	.46	6.25	6.71	(.83)	(1.56)	(2.39)	25.88	32.53	261.82		.74	1.92
Class 2
12/31/11	23.09	.30	(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350	1.03	1.03	1.37
12/31/10	19.89	.31	3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739	1.05	1.05	1.52
12/31/09	13.47	.29	6.38	6.67	(.25)	—	(.25)	19.89	49.65	1,492	1.07	1.07	1.78
12/31/08	25.69	.40	(10.62)	(10.22)	(.30)	(1.70)	(2.00)	13.47	(42.37)	1,044	1.06	.98	1.94
12/31/07	21.40	.40	6.20	6.60	(.75)	(1.56)	(2.31)	25.69	32.21	1,875	1.07	.99	1.69

Blue Chip Income and Growth Fund
Class 1
12/31/11	$9.25	$.19	$(.25)	$(.06)	$(.19)	$—	$(.19)	$9.00	(.63)%	$992.42%		.42%	2.08%
12/31/10	8.37	.18	.87	1.05	(.17)	—	(.17)	9.25	12.61	674.44		.44	2.10
12/31/09	6.67	.16	1.71	1.87	(.17)	—	(.17)	8.37	28.18	408.44		.44	2.26
12/31/08	11.53	.22	(4.22)	(4.00)	(.21)	(.65)	(.86)	6.67	(36.30)	220.43		.39	2.48
12/31/07	11.97	.24	.07	.31	(.36)	(.39)	(.75)	11.53	2.25	143.42		.38	1.95
Class 2
12/31/11	9.18	.17	(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340.67		.67	1.83
12/31/10	8.31	.16	.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677.69		.69	1.87
12/31/09	6.62	.14	1.70	1.84	(.15)	—	(.15)	8.31	27.97	3,344.69		.69	2.06
12/31/08	11.45	.19	(4.18)	(3.99)	(.19)	(.65)	(.84)	6.62	(36.50)	2,602.68		.64	2.10
12/31/07	11.87	.21	.07	.28	(.31)	(.39)	(.70)	11.45	2.03	4,274.67		.63	1.70

Global Growth and Income Fund
Class 1
12/31/11	$9.96	$.28	$(.75)	$(.47)	$(.29)	$—	$(.29)	$9.20	(4.68)%	$161.61%		.61%	2.86%
12/31/10	9.14	.23	.85	1.08	(.26)	—	(.26)	9.96	12.02	171.61		.61	2.54
12/31/09	6.68	.20	2.47	2.67	(.21)	—	(.21)	9.14	40.11	160.63		.63	2.63
12/31/08	11.78	.28	(5.09)	(4.81)	(.22)	(.07)	(.29)	6.68	(41.06)	95.62		.56	3.00
12/31/07	10.98	.28	1.14	1.42	(.22)	(.40)	(.62)	11.78	13.04	79.71		.58	2.37
Class 2
12/31/11	9.94	.25	(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839.86		.86	2.60
12/31/10	9.12	.21	.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130.86		.86	2.28
12/31/09	6.67	.18	2.46	2.64	(.19)	—	(.19)	9.12	39.72	1,951.88		.88	2.42
12/31/08	11.75	.26	(5.07)	(4.81)	(.20)	(.07)	(.27)	6.67	(41.17)	1,529.86		.81	2.73
12/31/07	10.97	.25	1.13	1.38	(.20)	(.40)	(.60)	11.75	12.67	1,997.96		.83	2.11

American Funds Insurance Series

126

		(Loss) income from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net income to average net assets2
Growth-Income Fund
Class 1
12/31/11	$34.47	$.61	$(1.18)	$(.57)	$(.63)	$—	$(.63)	$33.27	(1.60)%	$9,496.28%		.28%	1.77%
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370.29		.29	1.76
12/31/09	24.25	.49	7.13	7.62	(.50)	—	(.50)	31.37	31.54	8,142.29		.29	1.83
12/31/08	42.52	.69	(15.91)	(15.22)	(.69)	(2.36)	(3.05)	24.25	(37.68)	5,034.28		.25	2.03
12/31/07	42.43	.80	1.51	2.31	(.77)	(1.45)	(2.22)	42.52	5.32	5,618.27		.25	1.82
Class 2
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235.53		.53	1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668.54		.54	1.52
12/31/09	24.11	.42	7.09	7.51	(.44)	—	(.44)	31.18	31.24	16,220.54		.54	1.60
12/31/08	42.26	.60	(15.80)	(15.20)	(.59)	(2.36)	(2.95)	24.11	(37.85)	13,046.53		.50	1.75
12/31/07	42.19	.68	1.50	2.18	(.66)	(1.45)	(2.11)	42.26	5.04	23,243.52		.50	1.57
Class 3
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172.46		.46	1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209.47		.47	1.59
12/31/09	24.27	.45	7.12	7.57	(.45)	—	(.45)	31.39	31.30	225.47		.47	1.68
12/31/08	42.51	.64	(15.90)	(15.26)	(.62)	(2.36)	(2.98)	24.27	(37.78)	205.46		.43	1.83
12/31/07	42.42	.73	1.50	2.23	(.69)	(1.45)	(2.14)	42.51	5.12	405.45		.43	1.64

International Growth and Income Fund
Class 1
12/31/11	$15.25	$.47	$(1.77)	$(1.30)	$(.44)	$(.11)	$(.55)	$13.40	(8.51)%	$35.73%		.73%	3.17%
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32.74		.74	2.61
12/31/09	10.92	.36	4.04	4.40	(.19)	(.21)	(.40)	14.92	40.38	28.74		.74	2.74
12/31/083	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.28	12.09		.08	.14
Class 2
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199.98		.98	2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180.99		.99	2.37
12/31/09	10.92	.26	4.10	4.36	(.17)	(.21)	(.38)	14.90	40.04	99.99		.99	1.89
12/31/083	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.27	4.11		.11	.05

Asset Allocation Fund
Class 1
12/31/11	$16.28	$.37	$(.12)	$.25	$(.36)	$—	$(.36)	$16.17	1.56%	$5,932.31%		.31%	2.25%
12/31/10	14.75	.35	1.52	1.87	(.34)	—	(.34)	16.28	12.75	5,235.31		.31	2.33
12/31/09	12.16	.35	2.59	2.94	(.35)	—	(.35)	14.75	24.27	4,151.32		.32	2.65
12/31/08	18.51	.47	(5.70)	(5.23)	(.45)	(.67)	(1.12)	12.16	(29.30)	2,243.32		.29	2.98
12/31/07	18.34	.51	.75	1.26	(.45)	(.64)	(1.09)	18.51	6.82	1,927.32		.29	2.69
Class 2
12/31/11	16.17	.33	(.13)	.20	(.31)	—	(.31)	16.06	1.30	5,151.56		.56	1.99
12/31/10	14.65	.31	1.51	1.82	(.30)	—	(.30)	16.17	12.50	5,689.57		.57	2.08
12/31/09	12.08	.32	2.56	2.88	(.31)	—	(.31)	14.65	23.98	5,537.58		.58	2.45
12/31/08	18.39	.43	(5.66)	(5.23)	(.41)	(.67)	(1.08)	12.08	(29.51)	4,822.57		.54	2.70
12/31/07	18.23	.47	.74	1.21	(.41)	(.64)	(1.05)	18.39	6.55	7,308.57		.54	2.45
Class 3
12/31/11	16.29	.34	(.13)	.21	(.32)	—	(.32)	16.18	1.36	38.49		.49	2.05
12/31/10	14.75	.32	1.53	1.85	(.31)	—	(.31)	16.29	12.62	44.50		.50	2.15
12/31/09	12.17	.33	2.57	2.90	(.32)	—	(.32)	14.75	23.95	44.51		.51	2.53
12/31/08	18.50	.44	(5.68)	(5.24)	(.42)	(.67)	(1.09)	12.17	(29.39)	41.50		.47	2.77
12/31/07	18.34	.48	.74	1.22	(.42)	(.64)	(1.06)	18.50	6.56	71.50		.47	2.52

See end of table for footnotes.

American Funds Insurance Series

127

		(Loss) income from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net income to average net assets2

Global Balanced Fund
Class 1
12/31/114	$10.00	$.13	$(.72)	$(.59)	$(.06)	$—	$(.06)	$9.35	(5.89)%	$28.695%		.695%	1.995%
Class 2
12/31/114	10.00	.09	(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)	72.945		.945	1.455

Bond Fund
Class 1
12/31/11	$10.67	$.32	$.36	$.68	$(.36)	$—	$(.36)	$10.99	6.41%	$4,354.38%		.38%	2.89%
12/31/10	10.33	.33	.36	.69	(.35)	—	(.35)	10.67	6.73	4,768.38		.38	3.03
12/31/09	9.45	.42	.80	1.22	(.34)	—	(.34)	10.33	12.83	3,775.39		.39	4.19
12/31/08	11.14	.61	(1.64)	(1.03)	(.63)	(.03)	(.66)	9.45	(9.16)	2,090.40		.36	5.84
12/31/07	11.64	.65	(.24)	.41	(.91)	—	(.91)	11.14	3.66	436.41		.37	5.59
Class 2
12/31/11	10.56	.29	.35	.64	(.33)	—	(.33)	10.87	6.10	4,984.63		.63	2.64
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074.63		.63	2.79
12/31/09	9.36	.40	.79	1.19	(.32)	—	(.32)	10.23	12.61	4,635.64		.64	4.00
12/31/08	11.03	.59	(1.63)	(1.04)	(.60)	(.03)	(.63)	9.36	(9.35)	3,432.65		.61	5.53
12/31/07	11.53	.61	(.24)	.37	(.87)	—	(.87)	11.03	3.33	4,679.66		.62	5.34

Global Bond Fund
Class 1
12/31/11	$11.82	$.36	$.22	$.58	$(.37)	$(.07)	$(.44)	$11.96	4.86%	$619.56%		.56%	2.97%
12/31/10	11.57	.41	.21	.62	(.37)	—	(.37)	11.82	5.44	325.57		.57	3.42
12/31/09	10.68	.45	.62	1.07	(.18)	—	(.18)	11.57	10.04	162.59		.59	4.06
12/31/08	10.83	.48	(.09)	.39	(.54)	—6	(.54)	10.68	3.60	111.59		.53	4.36
12/31/07	10.18	.49	.47	.96	(.31)	—	(.31)	10.83	9.54	28.61		.55	4.61
Class 2
12/31/11	11.78	.33	.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639.81		.81	2.75
12/31/10	11.53	.38	.22	.60	(.35)	—	(.35)	11.78	5.23	1,497.83		.83	3.21
12/31/09	10.66	.42	.61	1.03	(.16)	—	(.16)	11.53	9.69	1,203.84		.84	3.79
12/31/08	10.81	.44	(.07)	.37	(.52)	—6	(.52)	10.66	3.48	802.84		.79	4.06
12/31/07	10.17	.47	.47	.94	(.30)	—	(.30)	10.81	9.23	279.86		.80	4.41

American Funds Insurance Series

128

		Income (loss) from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net income (loss) to average net assets2

High-Income Bond Fund
Class 1
12/31/11	$11.20	$.88	$(.64)	$.24	$(.90)	$—	$(.90)	$10.54	2.18%	$787.47%		.47%	7.70%
12/31/10	10.49	.91	.68	1.59	(.88)	—	(.88)	11.20	15.38	769.48		.48	8.15
12/31/09	8.05	.75	2.41	3.16	(.72)	—	(.72)	10.49	39.45	635.48		.48	7.86
12/31/08	11.65	.87	(3.64)	(2.77)	(.83)	—	(.83)	8.05	(23.74)	340.48		.43	8.22
12/31/07	12.90	.95	(.72)	.23	(1.48)	—	(1.48)	11.65	1.62	308.48		.44	7.41
Class 2
12/31/11	11.08	.84	(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064.72		.72	7.44
12/31/10	10.39	.87	.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142.73		.73	7.91
12/31/09	7.99	.71	2.39	3.10	(.70)	—	(.70)	10.39	38.94	1,063.74		.74	7.62
12/31/08	11.55	.84	(3.60)	(2.76)	(.80)	—	(.80)	7.99	(23.84)	780.73		.68	7.92
12/31/07	12.79	.91	(.72)	.19	(1.43)	—	(1.43)	11.55	1.33	996.73		.69	7.17
Class 3
12/31/11	11.22	.86	(.64)	.22	(.88)	—	(.88)	10.56	1.97	21.65		.65	7.51
12/31/10	10.51	.89	.68	1.57	(.86)	—	(.86)	11.22	15.14	23.66		.66	7.98
12/31/09	8.07	.73	2.42	3.15	(.71)	—	(.71)	10.51	39.14	24.67		.67	7.69
12/31/08	11.65	.86	(3.64)	(2.78)	(.80)	—	(.80)	8.07	(23.76)	18.66		.61	7.96
12/31/07	12.88	.92	(.72)	.20	(1.43)	—	(1.43)	11.65	1.40	28.66		.62	7.21

Mortgage Fund
Class 1
12/31/114	$10.00	$—6	$.48	$.48	$(.01)	$(.10)	$(.11)	$10.37	4.78%	$55.42%[5]		.42%[5]	.04%[5]
Class 2
12/31/114	10.00	(.02)	.48	.46	—6	(.10)	(.10)	10.36	4.60	22.675		.675	(.25)[5]

U.S. Government/AAA-Rated Securities Fund
Class 1
12/31/11	$12.59	$.23	$.74	$.97	$(.26)	$(.30)	$(.56)	$13.00	7.85%	$1,785.34%		.34%	1.83%
12/31/10	12.18	.26	.46	.72	(.25)	(.06)	(.31)	12.59	5.94	1,492.39		.36	2.07
12/31/09	12.29	.37	(.03)	.34	(.34)	(.11)	(.45)	12.18	2.79	999.41		.41	2.99
12/31/08	11.73	.50	.41	.91	(.35)	—	(.35)	12.29	7.84	496.43		.38	4.17
12/31/07	11.87	.58	.20	.78	(.92)	—	(.92)	11.73	6.83	211.46		.41	4.83
Class 2
12/31/11	12.49	.20	.73	.93	(.23)	(.30)	(.53)	12.89	7.58	2,002.59		.59	1.59
12/31/10	12.08	.23	.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959.64		.62	1.83
12/31/09	12.20	.34	(.03)	.31	(.32)	(.11)	(.43)	12.08	2.50	1,561.66		.66	2.79
12/31/08	11.65	.47	.41	.88	(.33)	—	(.33)	12.20	7.63	1,219.68		.64	3.93
12/31/07	11.79	.54	.19	.73	(.87)	—	(.87)	11.65	6.49	597.71		.66	4.58
Class 3
12/31/11	12.61	.21	.73	.94	(.24)	(.30)	(.54)	13.01	7.56	24.52		.52	1.65
12/31/10	12.19	.24	.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26.57		.55	1.92
12/31/09	12.30	.36	(.04)	.32	(.32)	(.11)	(.43)	12.19	2.58	27.59		.59	2.91
12/31/08	11.74	.48	.41	.89	(.33)	—	(.33)	12.30	7.66	33.61		.57	4.03
12/31/07	11.86	.55	.20	.75	(.87)	—	(.87)	11.74	6.63	29.64		.59	4.65

American Funds Insurance Series

129

		(Loss) income from investment operations1			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return2	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver2	Ratio of net (loss) income to average net assets2

Cash Management Fund
Class 1
12/31/11	$11.39	$(.02)	$(.01)	$(.03)	$—	$—	$—	$11.36	(.26)%	$75.33%		.33%	(.21)%
12/31/10	11.40	(.02)	.01	(.01)	—	—	—	11.39	(.09)	83.33		.33	(.14)
12/31/09	11.44	(.01)	—6	(.01)	(.03)	—6	(.03)	11.40	(.10)	105.33		.33	(.08)
12/31/08	11.40	.24	—6.24		(.20)	—	(.20)	11.44	2.15	158.32		.29	2.07
12/31/07	11.62	.57	—6.57		(.79)	—	(.79)	11.40	4.95	112.33		.30	4.88
Class 2
12/31/11	11.28	(.05)	(.01)	(.06)	—	—	—	11.22	(.53)	530.58		.58	(.47)
12/31/10	11.32	(.04)	—6	(.04)	—	—	—	11.28	(.35)	522.58		.58	(.39)
12/31/09	11.38	(.04)	—6	(.04)	(.02)	—6	(.02)	11.32	(.33)	664.58		.58	(.33)
12/31/08	11.35	.20	.02	.22	(.19)	—	(.19)	11.38	1.90	1,023.57		.54	1.73
12/31/07	11.56	.54	—6.54		(.75)	—	(.75)	11.35	4.73	452.58		.55	4.61
Class 3
12/31/11	11.34	(.04)	—6	(.04)	—	—	—	11.30	(.35)	12.51		.51	(.40)
12/31/10	11.38	(.04)	—6	(.04)	—	—	—	11.34	(.35)	13.51		.51	(.32)
12/31/09	11.44	(.03)	(.01)	(.04)	(.02)	—6	(.02)	11.38	(.31)	17.51		.51	(.27)
12/31/08	11.40	.22	.01	.23	(.19)	—	(.19)	11.44	1.99	25.50		.47	1.91
12/31/07	11.60	.55	—6.55		(.75)	—	(.75)	11.40	4.83	20.51		.48	4.70

	Year ended December 31
Portfolio turnover rate for all share classes	2011	2010	2009	2008	2007
Global Discovery Fund	45%	61%	60%	46%	50%
Global Growth Fund	28	28	43	38	38
Global Small Capitalization Fund	44	47	55	47	49
Growth Fund	19	28	37	26	40
International Fund	24	25	46	52	41
New World Fund	22	18	25	32	34
Blue Chip Income and Growth Fund	27	22	22	24	27
Global Growth and Income Fund	25	30	47	36	36
Growth-Income Fund	22	22	24	31	24
International Growth and Income Fund	48	31	21	—3	—
Asset Allocation Fund	43	46	41	36	29
Global Balanced Fund	344	—	—	—	—
Bond Fund	163	187	125	63	57
Global Bond Fund	101	106	86	118	85
High-Income Bond Fund	51	54	47	29	32
Mortgage Fund	4804	—	—	—	—
U.S. Government/AAA-Rated Securities Fund	234	208	100	108	91
Cash Management Fund	—	—	—	—	—

1	Based on average shares outstanding.
2	This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
3	From November 18, 2008, commencement of operations.
4	From May 2, 2011, commencement of operations.
5	Annualized.
6	Amount less than $.01.

See Notes to Financial Statements

American Funds Insurance Series

130

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Mortgage Fund and Cash Management Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2011, the results of each of their operations for the period then ended, and the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2011, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 7, 2012

American Funds Insurance Series

131

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2011, through December 31, 2011).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series

132

	Beginning account value 7/1/2011	Ending account value 12/31/2011	Expenses paid during period*	Annualized expense ratio
Global Discovery Fund
Class 1 — actual return	$1,000.00	$880.71	$2.84	.60%
Class 1 — assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 — actual return	1,000.00	879.15	4.03	.85
Class 2 — assumed 5% return	1,000.00	1,020.92	4.33	.85

Global Growth Fund
Class 1 — actual return	$1,000.00	$868.05	$2.59	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 — actual return	1,000.00	866.78	3.76	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$805.28	$3.37	.74%
Class 1 — assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 — actual return	1,000.00	804.31	4.50	.99
Class 2 — assumed 5% return	1,000.00	1,020.21	5.04	.99

Growth Fund
Class 1 — actual return	$1,000.00	$904.20	$1.63	.34%
Class 1 — assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 2 — actual return	1,000.00	903.21	2.83	.59
Class 2 — assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 — actual return	1,000.00	903.57	2.49	.52
Class 3 — assumed 5% return	1,000.00	1,022.58	2.65	.52

International Fund
Class 1 — actual return	$1,000.00	$824.93	$2.44	.53%
Class 1 — assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 — actual return	1,000.00	823.67	3.59	.78
Class 2 — assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 — actual return	1,000.00	824.34	3.26	.71
Class 3 — assumed 5% return	1,000.00	1,021.63	3.62	.71

New World Fund
Class 1 — actual return	$1,000.00	$852.48	$3.64	.78%
Class 1 — assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 — actual return	1,000.00	851.18	4.81	1.03
Class 2 — assumed 5% return	1,000.00	1,020.01	5.24	1.03

Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$957.31	$2.07	.42%
Class 1 — assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 2 — actual return	1,000.00	955.81	3.30	.67
Class 2 — assumed 5% return	1,000.00	1,021.83	3.41	.67

See end of table for footnotes.

American Funds Insurance Series

133

	Beginning account value 7/1/2011	Ending account value 12/31/2011	Expenses paid during period*	Annualized expense ratio
Global Growth and Income Fund
Class 1 — actual return	$1,000.00	$923.17	$2.96	.61%
Class 1 — assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 2 — actual return	1,000.00	922.70	4.17	.86
Class 2 — assumed 5% return	1,000.00	1,020.87	4.38	.86

Growth-Income Fund
Class 1 — actual return	$1,000.00	$940.64	$1.37	.28%
Class 1 — assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 2 — actual return	1,000.00	939.39	2.59	.53
Class 2 — assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 — actual return	1,000.00	939.79	2.25	.46
Class 3 — assumed 5% return	1,000.00	1,022.89	2.35	.46

International Growth and Income Fund
Class 1 — actual return	$1,000.00	$882.34	$3.46	.73%
Class 1 — assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 — actual return	1,000.00	881.56	4.65	.98
Class 2 — assumed 5% return	1,000.00	1,020.27	4.99	.98

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$962.39	$1.53	.31%
Class 1 — assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 2 — actual return	1,000.00	961.61	2.77	.56
Class 2 — assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 — actual return	1,000.00	961.87	2.42	.49
Class 3 — assumed 5% return	1,000.00	1,022.74	2.50	.49

Global Balanced Fund
Class 1 — actual return	$1,000.00	$965.26	$3.37	.68%
Class 1 — assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 2 — actual return	1,000.00	964.42	4.60	.93
Class 2 — assumed 5% return	1,000.00	1,020.52	4.74	.93

Bond Fund
Class 1 — actual return	$1,000.00	$1,036.53	$1.90	.37%
Class 1 — assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 2 — actual return	1,000.00	1,034.69	3.18	.62
Class 2 — assumed 5% return	1,000.00	1,022.08	3.16	.62

Global Bond Fund
Class 1 — actual return	$1,000.00	$1,003.87	$2.78	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 — actual return	1,000.00	1,001.82	4.04	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

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	Beginning account value 7/1/2011	Ending account value 12/31/2011	Expenses paid during period*	Annualized expense ratio
High-Income Bond Fund
Class 1 — actual return	$1,000.00	$975.60	$2.34	.47%
Class 1 — assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 2 — actual return	1,000.00	973.94	3.58	.72
Class 2 — assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 3 — actual return	1,000.00	974.91	3.24	.65
Class 3 — assumed 5% return	1,000.00	1,021.93	3.31	.65

Mortgage Fund
Class 1 — actual return	$1,000.00	$1,038.47	$2.16	.42%
Class 1 — assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 2 — actual return	1,000.00	1,036.68	3.44	.67
Class 2 — assumed 5% return	1,000.00	1,021.83	3.41	.67

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,055.44	$1.71	.33%
Class 1 — assumed 5% return	1,000.00	1,023.54	1.68	.33
Class 2 — actual return	1,000.00	1,054.63	3.00	.58
Class 2 — assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 3 — actual return	1,000.00	1,054.66	2.64	.51
Class 3 — assumed 5% return	1,000.00	1,022.63	2.60	.51

Cash Management Fund
Class 1 — actual return	$1,000.00	$998.24	$1.61	.32%
Class 1 — assumed 5% return	1,000.00	1,023.59	1.63	.32
Class 2 — actual return	1,000.00	997.33	2.92	.58
Class 2 — assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 3 — actual return	1,000.00	997.35	2.52	.50
Class 3 — assumed 5% return	1,000.00	1,022.68	2.55	.50

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

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Approval of Investment Advisory and Service Agreement

The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) in respect of each fund of the series with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2012. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objective. They compared each fund’s total returns with those of other relevant funds and market data, such as relevant market indexes, for the eight-month and one-, three-, five- and 10-year periods ended August 31, 2011 (as applicable) and for the lifetime of each fund. This report, including each fund’s summary page and related disclosures, contains certain information about each fund’s investment results.

Global Discovery Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Average and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three benchmarks over the 10-year period, mixed over the three- and five-year periods and lower over the one-year period. The board and the committee further noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were significantly higher than the Global Service and Information Index and the Lipper Multi-Cap Growth Funds Average, although lower than the Standard & Poor’s Index.

Global Growth Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Average. They noted that the fund’s investment results were superior to both benchmarks over the three-, five- and 10 year periods and lower over the eight-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both benchmarks.

Global Small Capitalization Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World Small Cap Index and (ii) the Lipper Global Small/Mid-Cap Funds Average. They noted that the fund’s investment results were mixed over the 10-year period and lower than both benchmarks over the eight-month, one-, three- and five-year periods. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than both benchmarks.

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Growth Fund seeks to provide growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth Funds Average, (ii) the Lipper Capital Appreciation Funds Average and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three benchmarks over the eight-month, one-, three-, five- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were significantly higher than all three benchmarks.

International Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were higher than both benchmarks over the three- and five-year periods, mixed over the 10-year period, and lower over the eight-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both benchmarks.

New World Fund seeks to provide long-term capital appreciation. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both benchmarks during the three- and five-year periods and mixed over the eight-month, one- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since June 17, 1999, the fund’s investment results were significantly higher than the MSCI index but lower than the Lipper average.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that while the fund’s investment results were lower than both benchmarks over all periods, they were close to the Lipper Average for the one- and three-year periods and close to the S&P 500 Composite Index for the one-year period.

Global Growth and Income Fund seeks to provide long-term growth of capital and current income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both benchmarks over the three- and five-year periods and over the lifetime of the fund since May 1, 2006, were mixed during the eight-month period and lower during the one-year period.

Growth-Income Fund seeks to provide long-term growth of capital and income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to both benchmarks over 10-year period and over the lifetime of the fund since February 8, 1984, were mixed during the one-year period but lower than both benchmarks during the eight-month, three- and five-year periods.

International Growth and Income Fund seeks to provide long-term growth of capital and current income. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were superior to both benchmarks during the eight-month period, mixed over the lifetime of the fund since November 18, 2008, and lower during the one-year period.

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Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Barclays Capital U.S. Aggregate Index and (iii) Standard and Poor’s 500 Composite Index. They noted that the fund’s investment results were mixed over all periods, and were superior to the Lipper Balanced Funds Average and Barclays Capital U.S. Aggregate Index over the one-year period and over the lifetime of the fund since August 1, 1989.

Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Flexible Portfolio Funds Average, (ii) the Barclay’s Capital U.S. Aggregate Index, (iii) the MSCI All Country World Index and (iv) a custom index that blends the cumulative total returns of the MSCI All Country World Index and the Barclays Capital Global Aggregate Index at 60% and 40%, respectively. They noted that the fund’s investment results were superior to the Lipper Global Flexible Portfolio Funds Average, the MSCI All Country Index and the custom index, but lower than the Barclays Capital U.S. Aggregate Index over the lifetime of the fund since May 2, 2011.

Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper A-Rated Funds Average and (ii) the Barclays Capital U.S. Aggregate Index. They noted the fund’s investment results were mixed during the eight-month, one-, three- and 10-year periods and lower than both benchmarks during the five-year period and over the lifetime of the fund since January 2, 1996.

Global Bond Fund seeks to provide over the long tem a high level of total return consistent with prudent investment management. The board and the committee reviewed the fund’s investment results measured against (i) the Barclays Capital Global Aggregate Index and (ii) the Lipper Global Income Funds Average. They noted that the fund’s investment results were superior to both benchmarks over the three-year period as well as over the lifetime of the fund since October 4, 2006, and were mixed over the eight-month and one-year periods.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Current Yield Bond Funds Average, (ii) the Credit Suisse High Yield Index and (iii) the Barclays Capital U.S. Corporate High-Yield 2% Issuer Cap Index. They noted that the fund’s investment results were lower than all three benchmarks over the eight-month, three- and five-year periods and higher than the Lipper average over the one- and 10-year periods as well as over the lifetime of the fund since February 8, 1984.

Mortgage Fund seeks to provide current income and preserve capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper U.S. Mortgage Funds Average and (ii) the Barclays Capital U.S. Mortgage Backed Securities Index. They noted that the fund’s investment results were higher than the Lipper average over the lifetime of the fund since May 2, 2011.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Citigroup Treasury/Government Sponsored/Mortgage Index. They noted that although the fund’s investment results were mixed for all periods, the fund’s investment results were higher than the Lipper average over the one-, three-, five- and 10-year periods and over the lifetime of the fund since December 2, 1985.

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Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against the Lipper Money Market Funds Average. They noted that the fund’s investment results were higher than the Lipper average over the five- and 10-year periods, but lower than the average over the eight-month and one- and three-year periods and over the lifetime of the fund since February 8, 1984.

The board and the committee concluded with respect to each fund that the fund’s results have been satisfactory and that CRMC’s record in managing the funds indicated that its continued management should benefit the funds and their shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board and the committee concluded with respect to each fund that the fund’s cost structure was fair and reasonable in relation to the services provided and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the series and the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in each fund’s advisory fee structure. The board and the committee concluded that, with respect to each fund, the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.
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Board of trustees and other officers

 “Independent” trustees1
Name and age	Year first elected a trustee of the series2	Principal occupation(s) during past five years	Number of portfolios in fund complex3 overseen by trustee	Other directorships4 held by trustee
William H. Baribault, 66	2009	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	42	None

James G. Ellis, 65	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	46	Quiksilver, Inc.

Leonard R. Fuller, 65	1999	President and CEO, Fuller Consulting (financial management consulting firm)	46	None

W. Scott Hedrick, 66	2007	Founding General Partner, InterWest Partners (venture capital firm)	42	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 65 Chairman of the Board (Independent and Non-Executive)	2010	Private investor; former President, Dumbarton Group LLC (securities industry consulting)	48	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Merit E. Janow, 53	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	45	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 56	2010	Clinical Professor and Director, Accounting Program, University of Redlands	42	None

Frank M. Sanchez, 68	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	42	None

Margaret Spellings, 54	2010	President and CEO, Margaret Spellings & Company; President, U.S. Forum for Policy Innovation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former United States Secretary of Education, United States Department of Education — Federal Government Agency	42	None

Steadman Upham, Ph.D., 62	2010	President and Professor of Anthropology, The University of Tulsa	45	None

Lee A. Ault III, a trustee of the series since 1999, and Martin Fenton, a trustee of the series since 1995, have retired from the board. The trustees thank Mr. Ault and Mr. Fenton for their dedication and service to the series.

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 “Interested” trustees5

Name, age and position with series	Year first elected a trustee or officer of the series2	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex3 overseen by trustee	Other directorships4 held by trustee
James K. Dunton, 74 Vice Chairman of the Board	1993	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]	19	None

Donald D. O’Neal, 51 President	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	20	None

The series’ statement of additional information includes further details about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

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 Other officers
Name, age and position with series	Year first elected an officer of the series2	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Michael J. Downer, 57	1991	Director, Senior Vice President, Secretary and Coordinator of Legal and Compliance — Capital Research and
Executive Vice President		Management Company; Director, American Funds Distributors, Inc.;6 Chairman of the Board, Capital Bank
		and Trust Company6

Alan N. Berro, 51	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company
Senior Vice President
Abner D. Goldstine, 82	1993	Senior Vice President — Fixed Income, Capital Research and Management Company
Senior Vice President
C. Ross Sappenfield, 46	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company6
Senior Vice President
John H. Smet, 55	1994	Senior Vice President — Fixed Income, Capital Research and Management Company;
Senior Vice President		Director, The Capital Group Companies, Inc.6
Carl M. Kawaja, 47	2008	Senior Vice President — Capital World Investors, Capital Research and Management Company;
Vice President		Director, Capital International, Inc.;6 Chairman of the Board, Capital International Asset Management
		(Canada), Inc.;6 Director, The Capital Group Companies, Inc.6
Sung Lee, 45	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company;6
Vice President		Director, The Capital Group Companies, Inc.6

Robert W. Lovelace, 49	1997	Executive Vice President and Director, Capital Research and Management Company;
Vice President		Senior Vice President — Capital World Investors, Capital Research and Management Company;
		Director, The Capital Group Companies, Inc.6
S. Keiko McKibben, 42	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company6
Vice President
Renaud H. Samyn, 38	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company6
Vice President
Steven I. Koszalka, 47	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Secretary
Gregory F. Niland, 40	2008	Vice President — Fund Business Management Group, Capital Research and Management Company
Treasurer
Courtney R. Taylor, 37	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Assistant Secretary
Karl C. Grauman, 44	2006	Vice President — Fund Business Management Group, Capital Research and Management Company
Assistant Treasurer
M. Susan Gupton, 38	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Assistant Treasurer
Dori Laskin, 60	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Assistant Treasurer

1	The term “independent” trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
2	Trustees and officers of the series serve until their resignation, removal or retirement.
3
Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4
This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5
 “Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

6	Company affiliated with Capital Research and Management Company.

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Offices of the series and of the investment adviser Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071-1406 6455 Irvine Center Drive Irvine, CA 92618	Custodian of assets State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Counsel Bingham McCutchen LLP 355 South Grand Avenue, Suite 4400 Los Angeles, CA 90071-3106	Independent registered public accounting firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071-2889

Investors should carefully consider the investment objectives, risks, charges and expenses of American Funds Insurance Series. This and other important information is contained in the series’ prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2011, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2012, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

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The American Funds Insurance Series difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. AFIS portfolio counselors average 25 years of investment experience, including 21 years at our company,¹ reflecting a career commitment to our long-term approach.

Proven system
Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our AFIS equity funds have beaten their comparable Lipper indexes or averages in 89% of 10-year periods and 100% of 20-year periods. Our AFIS fixed-income funds have beaten comparable Lipper indexes or averages in 63% of 10-year periods and 73% of 20-year periods.² AFIS fund management fees have generally been among the lowest in the industry.³

1	As of May 2011.
2
Based on Class 2 share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index or average inception date. The comparable Lipper indexes and averages are: Multi-Cap Growth Funds Index (Global Discovery Fund), Global Funds Index (Global Growth Fund), Global Small-Cap Funds Average (Global Small Capitalization Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Flexible Portfolio Funds Index(Asset Allocation Fund), Corporate Debt A-Rated Bond Funds Average (Bond Fund), High Current Yield Funds Index (High-Income Bond Fund), General U.S. Government Funds Average (U.S. Government/AAA-Rated Securities Fund).

3	Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. INGEAR-995-0212P Litho in USA RCG/Q/8074-S28712

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Investment Advisers
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributors, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public
Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

                VPAR-UAMER     (1211-022212)

Annual Report

December 31, 2011

Classes ADV and I

ING Investors Trust

■	ING Retirement Conservative Portfolio
■	ING Retirement Growth Portfolio
■	ING Retirement Moderate Portfolio
■	ING Retirement Moderate Growth Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 3, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world’s economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed”. There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country’s credit rating. A bipartisan “Debt Super Committee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers’ indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone’s sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank (“ECB”) stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone’s problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World Index SM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
S&P Target Risk Aggressive Growth Index	Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.
S&P Target Risk Conservative Index	Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

3

ING RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Retirement Portfolios consist of ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio and ING Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“Investment Adviser”), under the guidance of an Asset Allocation Committee(1)(2). ING Investment Management Co. LLC (“ING IM”) is the consultant (“Consultant”) to the Investment Adviser. Both the Investment Adviser and ING IM are indirect, wholly owned subsidiaries of ING Groep.

Portfolio Specifics: The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolios invest are set out on page 5. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by the Investment Adviser. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund.

There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

The Asset Allocation Committee allocates each Portfolio’s assets among the Underlying Funds based on advice from the Consultant.

Overall, the U.S. showed surprising resilience in the face of weakness in several European countries and continued concerns over financial repercussions of the debt crisis. In the beginning of the year, ING Retirement Portfolios were, on average, overweight to large-cap stocks, funded by underweighting international markets and core bonds when we felt positive economic figures and easy monetary policy were supportive for U.S. stocks. We began to seek to reduce the risk of the Portfolios as geopolitical and geophysical risks rose dramatically, particularly as events unfolded during Arab Spring and Japan’s devastating earthquake and subsequent tsunami.

In the summer, the Portfolios reduced risk by positioning an average overweight to core bonds and underweight to U.S. large-cap stocks as U.S. business conditions deteriorated. Coupled with financial stress in Europe, the sovereign debt crisis worsened with Greece enacting more austerity measures. The odds of a default by Greece, along with its potential for financial contagion kept growing, in spite of various remedies concocted by Europe’s politicians and monetary authorities.

By the end of the year, the Portfolios unwound their average overweight to core bonds and underweight to U.S. large-cap stocks positions to a neutral equity/fixed income position. This adjustment was made as U.S. economic data improved and the risk of serious financial contagion resulting from the European debt crisis declined materially. Over the period, tactical asset allocation had a slightly negative effect, as Treasury Inflation-Protected Securities (“TIPS”) and bonds outperformed equities.

ING Retirement Conservative Portfolio and ING Retirement Moderate Portfolio outperformed the S&P Target Risk Conservative Index and S&P Target Risk Moderate Index, respectively, but underperformed their composite benchmarks for the year. Although the Portfolios had a higher proportion of equities than the S&P Target Risk Conservative Index and S&P Target Risk Moderate Index, the indices had a high allocation to short term Treasuries, which had little return for the year. The Portfolios’ fixed income sleeves were composed of core bonds and TIPs.

ING Retirement Moderate Growth Portfolio underperformed the S&P Target Risk Growth Index and its composite benchmark, which had similar performance. The Portfolio had a higher proportion of international stocks than the S&P Target Risk Growth Index and no TIPs exposure, while the S&P Target Risk Growth Index had a small allocation to short term Treasuries.

ING Retirement Growth Portfolio outperformed the S&P Target Risk Aggressive Index due to a higher allocation to bonds than the index, but underperformed its composite benchmark.

For the 12-month period ending December 31, 2011, the markets experienced an overall “risk-off” position as fixed income assets produced solid returns while equities delivered weak performance. As evidence of the market’s desire for “safe” investments, ING BlackRock Inflation-Protected Bond Portfolio returned 12.10% and ING U.S. Bond Index Portfolio returned 7.20% during 2011. Within equities, the ING U.S. Stock Index was the only underlying fund that delivered a positive absolute return of 1.81%. ING Russell Mid Cap Index Portfolio returned (1.88%) and ING Russell Small Cap Index Portfolio lost 3.77% during the year. While the performance of domestic equities was disappointing, non-U.S. equities struggled even more in 2011, with each non-U.S. underlying fund producing a negative absolute return. The strongest of the international equity funds, ING FTSE 100 Index Portfolio, lost 3.61% during 2011, while the weakest strategy, ING Hang Seng Index Portfolio, lost 18.23% over this difficult period.

Current Strategy and Outlook: Our central case for next year is for modest economic growth in the face of a risky global environment. We believe the United States should avoid recession in 2012 and post moderate growth; we expect consumer exuberance to be tempered by continued household balance sheet repair and sluggish housing and jobs markets. Inflation should remain contained despite a highly accommodative Federal Reserve Board. In the near term, we believe S&P 500® Index earnings for fourth quarter 2011 may come under pressure because of global inventory drawdowns and other factors. Therefore, the Portfolios are positioned in a neutral stance.

4

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT PORTFOLIOS

The total returns for the year ended December 31, 2011 for the Portfolios’ Class I shares and their respective benchmarks are as follows:

Total Returns for the Year Ended December 31, 2011
1 Year
ING Retirement Conservative Portfolio, Class I	5.63%
S&P Target Risk Conservative Index	4.35%
ING Retirement Growth Portfolio, Class I	(0.71)%
S&P Target Risk Aggressive Growth Index	(1.58)%
ING Retirement Moderate Portfolio, Class I	2.64%
S&P Target Risk Moderate Index	2.26%
ING Retirement Moderate Growth Portfolio, Class I	0.46%
S&P Target Risk Growth Index	1.30%

The following table illustrates the asset allocation of each Portfolio to the underlying asset class allocation targets:

Target Allocations as of December 31, 2011 (as a percentage of net assets)(1)
	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
U.S. Large Cap Stocks	20%	24%	30%	32%
U.S. Mid Cap Stocks	2%	8%	12%	14%
U.S. Small Cap Stocks	0%	2%	4%	6%
Non U.S./International Stocks	8%	16%	19%	23%
Bonds	47%	37%	35%	25%
Treasury Inflation Protected Securities	23%	13%	0%	0%

(1)

Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

5

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT CONSERVATIVE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV and I October 31, 2007*
Class ADV	5.18%	1.54%
Class I	5.63%	1.98%
S&P Target Risk Conservative Index	4.35%	2.52	%(1)
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.65	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Conservative Portfolio against the indices indicated. The model and indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Conservative Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Conservative Portfolio into ING Retirement Conservative Portfolio. The performance of ING LifeStyle Conservative Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Conservative Portfolio. The investment objectives and policies of ING LifeStyle Conservative Portfolio and ING Retirement Conservative Portfolio differ in certain respects.
(1)	Since inception performance of the indices is shown from November 1, 2007.

6

ING RETIREMENT GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006*
Class ADV	(1.22)%	(1.97)%	(0.64)%
Class I	(0.71)%	(1.42)%	(0.07)%
S&P Target Risk Aggressive Growth Index	(1.58)%	— (1)	—	(1)
Russell 3000® Index	1.03%	(0.01)%	1.47	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Growth Portfolio against the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Growth Portfolio into ING Retirement Growth Portfolio. The performance of ING LifeStyle Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Growth Portfolio. The investment objectives and policies of ING LifeStyle Growth Portfolio and ING Retirement Growth Portfolio differ in certain respects.
(1)	The inception date of the S&P Target Risk Aggressive Growth Index is January 31, 2007.
(2)	Since inception performance of the indices is shown from May 1, 2006.

7

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT MODERATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006*
Class ADV	2.13%	0.79%	1.73%
Class I	2.64%	1.31%	2.25%
S&P Target Risk Moderate Index	2.26%	— (1)	—	(1)
Russell 3000® Index	1.03%	(0.01)%	1.47	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Moderate Portfolio against the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Moderate Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Portfolio into ING Retirement Moderate Portfolio. The performance of ING LifeStyle Moderate Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Portfolio. The investment objectives and policies of ING LifeStyle Moderate Portfolio and ING Retirement Moderate Portfolio differ in certain respects.
(1)	The inception date of the S&P Target Risk Moderate Index is January 31, 2007.
(2)	Since inception performance of the indices is shown from May 1, 2006.

8

ING RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006*
Class ADV	0.08%	(0.43)%	0.75%
Class I	0.46%	0.08%	1.27%
S&P Target Risk Growth Index	1.30%	— (1)	—	(1)
Russell 3000® Index	1.03%	(0.01)%	1.47	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Moderate Growth Portfolio against the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total returns. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Moderate Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Growth Portfolio into ING Retirement Moderate Growth Portfolio. The performance of ING LifeStyle Moderate Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Growth Portfolio. The investment objectives and policies of ING LifeStyle Moderate Growth Portfolio and ING Retirement Moderate Growth Portfolio differ in certain respects.
(1)	The inception date of the S&P Target Risk Growth Index is January 31, 2007.
(2)	Since inception performance of the indices is shown from May 1, 2006.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**
ING Retirement Conservative Portfolio
Class ADV	$1,000.00	$1,011.10	0.41%	$2.08	$1,000.00	$1,023.14	0.41%	$2.09
Class I	1,000.00	1,013.90	0.16	0.81	1,000.00	1,024.40	0.16	0.82
ING Retirement Growth Portfolio
Class ADV	$1,000.00	$939.20	0.59%	$2.88	$1,000.00	$1,022.23	0.59%	$3.01
Class I	1,000.00	941.80	0.17	0.83	1,000.00	1,024.35	0.17	0.87
ING Retirement Moderate Portfolio
Class ADV	$1,000.00	$977.70	0.50%	$2.49	$1,000.00	$1,022.68	0.50%	$2.55
Class I	1,000.00	979.60	0.16	0.80	1,000.00	1,024.40	0.16	0.82
ING Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$956.00	0.55%	$2.71	$1,000.00	$1,022.43	0.55%	$2.80
Class I	1,000.00	957.80	0.16	0.79	1,000.00	1,024.40	0.16	0.82

*	Expense ratios do not include expenses of the Underlying Portfolios.
**	Expenses are equal to each Portfolios' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio, and ING Retirement Moderate Growth Portfolio, each a series of ING Investors Trust, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds**	$622,022,640	$4,312,855,368	$1,816,107,388	$3,017,176,836
Cash	565	56,378	14,373	29,878
Receivables:
Investments in affiliated underlying funds sold	226,041	834,593	—	545,497
Fund shares sold	127,988	15,663	181,044	107,163
Dividends	123	12,324	3,142	6,531

Total assets	622,377,357	4,313,774,326	1,816,305,947	3,017,865,905

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	—	100,617	—
Payable for fund shares redeemed	354,029	850,256	80,427	652,660
Payable to affiliates	204,857	2,049,304	734,549	1,346,054
Payable for trustee fees	3,110	21,557	9,076	15,081
Other accrued expenses and liabilities	22,265	239,999	77,644	118,712

Total liabilities	584,261	3,161,116	1,002,313	2,132,507

NET ASSETS	$621,793,096	$4,310,613,210	$1,815,303,634	$3,015,733,398

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$558,735,621	$5,168,937,803	$1,861,745,840	$3,312,731,172
Undistributed net investment income	19,525,529	104,446,976	57,588,880	77,881,643
Accumulated net realized gain (loss)	3,376,625	(1,168,613,636)	(167,779,243)	(501,431,008)
Net unrealized appreciation	40,155,321	205,842,067	63,748,157	126,551,591

NET ASSETS	$621,793,096	$4,310,613,210	$1,815,303,634	$3,015,733,398

** Cost of investments in affiliated underlying funds	$581,867,319	$4,107,013,301	$1,752,359,231	$2,890,625,245

Class ADV
Net assets	$621,792,153	$4,268,746,457	$1,794,715,610	$2,994,517,438
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	67,709,078	416,768,500	165,351,264	283,362,260
Net asset value and redemption price per share	$9.18	$10.24	$10.85	$10.57
Class I
Net assets	$943	$41,866,753	$20,588,024	$21,215,960
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	101	4,061,683	1,877,476	2,012,694
Net asset value and redemption price per share	$9.33	$10.31	$10.97	$10.54

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$12,615,258	$92,696,280	$41,091,193	$65,708,579

Total investment income	12,615,258	92,696,280	41,091,193	65,708,579

EXPENSES:
Investment management fees	763,569	6,499,877	2,649,291	4,519,231
Distribution and service fees:	2,727,034	22,986,954	9,361,799	16,028,513
Class ADV	2,727,034	22,986,954	9,361,799	16,028,513
Transfer agent fees	681	4,887	2,043	3,494
Administrative service fees	545,404	4,642,745	1,892,341	3,228,006
Shareholder reporting expense	12,526	139,035	23,927	105,610
Professional fees	28,569	202,654	100,294	117,365
Custody and accounting expense	44,290	347,385	146,055	244,125
Trustee fees	18,294	142,580	55,377	100,530
Miscellaneous expense	17,239	135,769	56,286	94,121
Interest expense	—	—	—	84

Total expenses	4,157,606	35,101,886	14,287,413	24,441,079
Net waived and reimbursed fees	(1,898,012)	(8,095,336)	(4,863,751)	(6,773,477)

Net expenses	2,259,594	27,006,550	9,423,662	17,667,602

Net investment income	10,355,664	65,689,730	31,667,531	48,040,977

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from affiliated underlying funds	13,894,508	99,814,016	45,696,872	70,393,803
Sale of affiliated underlying funds	127,898	170,056,001	63,141,481	111,471,009

Net realized gain	14,022,406	269,870,017	108,838,353	181,864,812

Net change in unrealized appreciation (depreciation)	3,682,142	(383,959,974)	(97,749,137)	(223,811,387)

Net realized and unrealized gain (loss)	17,704,548	(114,089,957)	11,089,216	(41,946,575)

Increase (decrease) in net assets resulting from operations	$28,060,212	$(48,400,227)	$42,756,747	$6,094,402

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	ING Retirement Conservative Portfolio		ING Retirement Growth Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$10,355,664	$7,538,801	$65,689,730	$35,141,048
Net realized gain	14,022,406	4,894,734	269,870,017	145,260,709
Net change in unrealized appreciation (depreciation)	3,682,142	26,571,587	(383,959,974)	329,488,216

Increase (decrease) in net assets resulting from operations	28,060,212	39,005,122	(48,400,227)	509,889,973

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(8,954,444)	(1,138,753)	(37,550,451)	(17,491,635)
Class I	(18)	(2)	(557,145)	(209,227)
Net realized gains:
Class ADV	(4,816,362)	(727,691)	—	—
Class I	(9)	(1)	—	—

Total distributions	(13,770,833)	(1,866,447)	(38,107,596)	(17,700,862)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	223,990,474	178,733,520	30,320,789	35,130,371
Reinvestment of distributions	13,770,806	1,866,444	38,107,596	17,700,862

	237,761,280	180,599,964	68,428,385	52,831,233
Cost of shares redeemed	(144,779,428)	(120,867,048)	(495,265,622)	(450,240,144)

Net increase (decrease) in net assets resulting from capital share transactions	92,981,852	59,732,916	(426,837,237)	(397,408,911)

Net increase (decrease) in net assets	107,271,231	96,871,591	(513,345,060)	94,780,200

NET ASSETS:
Beginning of year or period	514,521,865	417,650,274	4,823,958,270	4,729,178,070

End of year or period	$621,793,096	$514,521,865	$4,310,613,210	$4,823,958,270

Undistributed net investment income at end of year or period	$19,525,529	$8,953,285	$104,446,976	$38,056,416

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	ING Retirement Moderate Portfolio		ING Retirement Moderate Growth Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$31,667,531	$22,429,082	$48,040,977	$31,970,225
Net realized gain	108,838,353	60,947,641	181,864,812	105,969,443
Net change in unrealized appreciation (depreciation)	(97,749,137)	89,060,897	(223,811,387)	198,161,072

Increase in net assets resulting from operations	42,756,747	172,437,620	6,094,402	336,100,740

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(25,868,280)	(10,742,353)	(33,378,384)	(15,274,080)
Class I	(342,664)	(104,003)	(317,632)	(114,962)

Total distributions	(26,210,944)	(10,846,356)	(33,696,016)	(15,389,042)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	55,389,711	52,454,703	38,776,910	69,565,649
Reinvestment of distributions	26,210,944	10,846,356	33,696,016	15,389,042

	81,600,655	63,301,059	72,472,926	84,954,691
Cost of shares redeemed	(230,245,911)	(208,976,056)	(374,345,635)	(301,839,236)

Net decrease in net assets resulting from capital share transactions	(148,645,256)	(145,674,997)	(301,872,709)	(216,884,545)

Net increase (decrease) in net assets	(132,099,453)	15,916,267	(329,474,323)	103,827,153

NET ASSETS:
Beginning of year or period	1,947,403,087	1,931,486,820	3,345,207,721	3,241,380,568

End of year or period	$1,815,303,634	$1,947,403,087	$3,015,733,398	$3,345,207,721

Undistributed net investment income at end of year or period	$57,588,880	$26,192,799	$77,881,643	$33,659,511

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total return (1)	Expenses before reductions/additions (2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)(5)	Expenses net of all reductions/additions (2)(3)(4)(5)	Net investment income (loss) (2)(4)(5)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Retirement Conservative Portfolio(a)
Class ADV
12/31/2011	8.96	0.17	*	0.29	0.46	0.16		0.08		–	0.24		–	9.18	5.18	0.76	0.41	0.41	1.90	621,792	47
12/31/2010	8.34	0.13		0.52	0.65	0.02		0.01		–	0.03		–	8.96	7.86	0.77	0.42	0.42	1.55	514,521	44
12/31/2009	7.97	0.21	*	1.20	1.41	0.22		0.82		–	1.04		–	8.34	17.89	0.78	0.43	0.43	2.60	417,649	143
12/31/2008	9.92	0.29	*	(2.24)	(1.95)	—		0.00	*	–	0.00	*	–	7.97	(19.66)	1.23	0.76	0.76	3.11	1	68
10-31-07(6) - 12-31-07	10.00	0.06		(0.14)	(0.08)	—		—		–	–		–	9.92	(0.80)	36.24	0.74	0.74	3.83	1	3
Class I
12/31/2011	9.08	0.20		0.30	0.50	0.17		0.08		–	0.25		–	9.33	5.63	0.26	0.16	0.16	2.21	1	47
12/31/2010	8.42	0.16		0.53	0.69	0.02		0.01		–	0.03		–	9.08	8.23	0.27	0.17	0.17	1.88	1	44
12/31/2009	8.01	0.24		1.23	1.47	0.24		0.82		–	1.06		–	8.42	18.52	0.20	0.17	0.17	2.91	1	143
12/31/2008	9.93	0.39	*	(2.31)	(1.92)	0.00	*	0.00	*	–	0.00	*	–	8.01	(19.33)	0.48	0.16	0.16	4.25	1	68
10-31-07(6) - 12-31-07	10.00	0.08		(0.15)	(0.07)	—		—		–	–		–	9.93	(0.70)	35.49	0.14	0.14	5.01	1	3

ING Retirement Growth Portfolio(a)
Class ADV
12/31/2011	10.45	0.16		(0.28)	(0.12)	0.09		—		–	0.09		–	10.24	(1.22)	0.77	0.59	0.59	1.41	4,268,746	30
12/31/2010	9.40	0.08		1.01	1.09	0.04		—		–	0.04		–	10.45	11.61	0.77	0.59	0.59	0.76	4,777,758	27
12/31/2009	7.95	0.11	*	1.87	1.98	0.36		0.17		–	0.53		–	9.40	25.90	0.74	0.56	0.56	1.23	4,683,690	120
12/31/2008	13.47	0.44	•	(5.20)	(4.76)	0.10		0.66		–	0.76		–	7.95	(36.89)	0.92	0.76	0.76	5.20	13	83
12/31/2007	13.43	0.07		0.39	0.46	0.08		0.34		–	0.42		–	13.47	3.33	0.91	0.74	0.74	0.55	1	37
Class I
12/31/2011	10.51	0.21		(0.28)	(0.07)	0.13		—		–	0.13		–	10.31	(0.71)	0.27	0.17	0.17	1.83	41,867	30
12/31/2010	9.42	0.12		1.01	1.13	0.04		—		–	0.04		–	10.51	12.11	0.27	0.17	0.17	1.18	46,200	27
12/31/2009	7.97	0.16		1.88	2.04	0.42		0.17		–	0.59		–	9.42	26.61	0.19	0.16	0.16	1.82	45,488	120
12/31/2008	13.57	0.22	*	(4.94)	(4.72)	0.22		0.66		–	0.88		–	7.97	(36.55)	0.17	0.16	0.16	2.02	24,913	83
12/31/2007	13.48	0.16	*	0.42	0.58	0.15		0.34		–	0.49		–	13.57	4.15	0.16	0.14	0.14	1.16	38,624	37

ING Retirement Moderate Portfolio(a)
Class ADV
12/31/2011	10.77	0.18	*	0.05	0.23	0.15		—		–	0.15		–	10.85	2.13	0.76	0.50	0.50	1.67	1,794,716	32
12/31/2010	9.89	0.13		0.81	0.94	0.06		—		–	0.06		–	10.77	9.53	0.76	0.50	0.50	1.17	1,927,855	29
12/31/2009	8.81	0.19	*	1.56	1.75	0.55		0.12		–	0.67		–	9.89	2.60	0.77	0.51	0.51	1.93	1,915,457	126
12/31/2008	12.53	0.31	*	(3.50)	(3.19)	0.14		0.39		–	0.53		–	8.81	(26.31)	0.92	0.76	0.76	2.80	1	70
12/31/2007	12.33	0.22		0.36	0.58	0.15		0.23		–	0.38		–	12.53	4.65	0.91	0.74	0.74	1.69	1	47

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/additions (2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)(5)	Expenses net of all reductions/additions (2)(3)(4)(5)	Net investment income (loss) (2)(4)(5)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Retirement Moderate Portfolio (continued)(a)
Class I
12/31/2011	10.87	0.22		0.07	0.29	0.19	—	–	0.19	–	10.97	2.64	0.26	0.16	0.16	2.05	20,588	32
12/31/2010	9.97	0.15		0.81	0.96	0.06	—	–	0.06	–	10.87	9.73	0.26	0.16	0.16	1.55	19,549	29
12/31/2009	8.84	0.22	*	1.60	1.82	0.57	0.12	–	0.69	–	9.97	21.35	0.19	0.17	0.17	2.43	16,030	126
12/31/2008	12.60	0.39	*	(3.52)	(3.13)	0.24	0.39	–	0.63	–	8.84	(25.83)	0.17	0.16	0.16	3.65	10,898	70
12/31/2007	12.38	0.31	*	0.34	0.65	0.20	0.23	–	0.43	–	12.60	5.26	0.16	0.14	0.14	2.47	4,926	47

ING Retirement Moderate Growth Portfolio(a)
Class ADV
12/31/2011	10.67	0.16	*	(0.15)	0.01	0.11	—	–	0.11	–	10.57	0.08	0.76	0.55	0.55	1.49	2,994,517	31
12/31/2010	9.66	0.10		0.96	1.06	0.05	—	–	0.05	–	10.67	11.00	0.76	0.55	0.55	0.98	3,322,658	28
12/31/2009	8.27	0.14	*	1.80	1.94	0.37	0.18	–	0.55	–	9.66	24.24	0.75	0.54	0.54	1.53	3,221,966	128
12/31/2008	12.89	0.22	*	(4.18)	(3.96)	0.13	0.53	–	0.66	–	8.27	(31.89)	0.92	0.76	0.76	1.99	1	74
12/31/2007	12.78	0.14		0.39	0.53	0.12	0.30	–	0.42	–	12.89	4.10	0.91	0.74	0.74	1.11	1	37
Class I
12/31/2011	10.64	0.21		(0.16)	0.05	0.15	—	–	0.15	–	10.54	0.46	0.26	0.16	0.16	1.90	21,216	31
12/31/2010	9.61	0.14		0.94	1.08	0.05	—	–	0.05	–	10.64	11.35	0.26	0.16	0.16	1.40	22,550	28
12/31/2009	8.30	0.18	*	1.80	1.98	0.49	0.18	–	0.67	–	9.61	24.88	0.18	0.16	0.16	2.03	19,415	128
12/31/2008	12.98	0.29	*	(4.20)	(3.91)	0.24	0.53	–	0.77	–	8.30	(31.47)	0.17	0.16	0.16	2.65	16,019	74
12/31/2007	12.83	0.24	*	0.39	0.63	0.18	0.30	–	0.48	–	12.98	4.86	0.16	0.14	0.14	1.86	17,903	37

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(6)	Commencement of operations.
(a)

References to each Portfolio’s financial highlights prior to October 24, 2009, reflect the financial highlights of each Portfolio’s predecessor: ING LifeStyle Convervative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio, respectively.

•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-six active separate investment series. The four Portfolios included in this report are: ING Retirement Conservative Portfolio (“Conservative”), ING Retirement Growth Portfolio (“Growth”), ING Retirement Moderate Portfolio (“Moderate”) and ING Retirement Moderate Growth Portfolio (“Moderate Growth”), (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust. The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC.

Each Portfolio is authorized to offer Class ADV and Class I shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the consultant (“IIM” or the “Consultant”) to the Investment Adviser. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, the Consultant, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V.

(“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Advisers and their affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Portfolio’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolio or its operations and administration.

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments in underlying funds are recorded at their estimated fair value, as described below. The valuations of the Portfolios’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day.

Fair value is defined as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the investment adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with DSL. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio.

The Investment Management Agreement compensates the Investment Adviser at an annual rate of 0.14% of each Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex. The Investment Management Agreement compensates the Investment Adviser at an annual rate of 0.24% of each Portfolio’s average daily net assets invested outside of the ING Funds complex and/or in direct investments.

The Investment Adviser has engaged ING IM to act as a consultant. ING IM will perform tactical asset allocation analysis for the Investment Adviser. DSL pays ING IM a fee, computed daily and payable monthly, based on the average daily net assets aggregated among all Portfolios, at the following annual rates: 0.03% on the first $500 million in assets; and 0.025% on the next $500 million — $1 billion in assets; and 0.02% on the next $1 — $2 billion in assets; and 0.01% on assets over $2 billion.

The Investment Adviser retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. The Investment Adviser has accordingly established an Asset Allocation Committee to review ING IM’s analysis and determine the asset allocation for each Portfolio.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. The Administrator is entitled to receive from the Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Administrator agreed to waive the fee through May 1, 2012.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2011, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$348,578,407	$259,004,892
Growth	1,399,876,853	1,799,398,119
Moderate	609,177,192	752,495,837
Moderate Growth	996,653,424	1,284,444,293

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service and Distribution Plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates IID for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to the Distributor a service fee of 0.25% and a distribution (12b-1) fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV. IID has contractually agreed to waive 0.2480%, 0.0751%, 0.1587% and 0.1106% of the distribution (12b-1) fee for the Class ADV shares of Conservative, Growth, Moderate and Moderate Growth, respectively. The actual distribution fee to be paid by Conservative, Growth, Moderate and Moderate Growth is at an annual rate of 0.002%, 0.1749%, 0.0913% and 0.1394%, respectively. The waiver will continue through at least May 1, 2012.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2010, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities:

Portfolio	Accrued Investment Management Fees	Accrued Shareholder Service and Distribution Fees	Total
Conservative	$73,164	$131,693	$204,857
Growth	511,643	1,537,661	2,049,304
Moderate	215,322	519,227	734,549
Moderate Growth	357,808	988,246	1,346,054

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

At December 31, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage

ING National Trust	Retirement Conservative	6.05

ING USA Annuity and Life Insurance Company	Retirement Conservative	89.39

	Retirement Growth	95.56

	Retirement Moderate	92.82

	Retirement Moderate Growth	94.91

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Trust adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	1.02%	0.77%
Growth	1.13%	0.88%
Moderate	1.04%	0.79%
Moderate Growth	1.09%	0.84%

(1)

The operating limits set out above apply at the Portfolio level and include expenses of the Underlying Funds in which the Portfolios invest. The amount of the fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Investment Adviser on the accompanying Statements of Assets and Liabilities.

As of December 31, 2011, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Conservative
Class ADV
12/31/2011	24,684,863	–	1,513,275	(15,910,328)	10,287,810	223,990,474	–	13,770,806	(144,779,428)	92,981,852
12/31/2010	20,952,114	–	219,324	(13,806,355)	7,365,083	178,733,520	–	1,866,444	(120,867,048)	59,732,916
Class I
12/31/2011	–	–	–	–	–	–	–	–	–	–
12/31/2010	–	–	–	–	–	–	–	–	–	–
Growth
Class ADV
12/31/2011	2,447,526	–	3,483,344	(46,397,721)	(40,466,851)	25,924,842	–	37,550,451	(486,821,764)	(423,346,471)
12/31/2010	3,168,856	–	1,876,785	(46,296,472)	(41,250,831)	30,878,580	–	17,491,635	(44,560,431)	(393,190,216)
Class I
12/31/2011	417,236	–	51,445	(801,199)	(332,518)	4,395,947	–	557,145	(8,443,858)	(3,490,766)
12/31/2010	439,015	–	22,353	(895,226)	(433,858)	4,251,791	–	209,227	(8,679,713)	(4,218,695)
Moderate
Class ADV
12/31/2011	4,719,077	–	2,338,904	(20,790,699)	(13,732,718)	51,308,004	–	25,868,281	(226,734,306)	(149,558,021)
12/31/2010	4,531,760	–	1,079,633	(20,139,894)	(14,528,501)	46,128,626	–	10,742,353	(204,491,106)	(147,620,127)
Class I
12/31/2011	369,490	–	30,732	(320,399)	79,823	4,081,707	–	342,663	(3,511,605)	912,765
12/31/2010	615,987	–	10,369	(437,156)	189,200	6,326,077	–	104,003	(4,484,950)	1,945,130
Moderate Growth
Class ADV
12/31/2011	3,375,408	–	3,042,697	(34,597,616)	(28,179,511)	36,577,083	–	33,378,384	(370,690,823)	(300,735,356)
12/31/2010	6,593,495	–	1,582,806	(30,151,024)	(21,974,723)	65,115,168	–	15,274,080	(298,179,918)	(217,790,670)
Class I
12/31/2011	203,060	–	29,087	(339,161)	(107,014)	2,199,827	–	317,632	(3,654,812)	(1,137,353)
12/31/2010	454,729	–	11,963	(368,100)	98,592	4,450,481	–	114,962	(3,659,318)	906,125

NOTE 10 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Effective May 27, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — LINE OF CREDIT (continued)

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolio utilized the line of credit during the year ended December 31, 2011:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Moderate Growth	1	$2,230,000	1.38%

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2011(1):

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Conservative	$9,171,042	$(9,171,042)
Growth	38,808,426	(38,808,426)
Moderate	25,939,494	(25,939,494)
Moderate Growth	29,877,171	(29,877,171)

(1)	Amounts relate to the treatment of short-term capital gains as ordinary income for tax purposes.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Long- term Capital Gains	Ordinary Income	Long- term Capital Gains
Conservative	$13,451,642	$319,191	$1,144,310	$722,137
Growth	38,107,596	—	17,700,862	—
Moderate	26,210,944	—	10,846,356	—
Moderate Growth	33,696,016	—	15,389,042	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Conservative	$21,563,640	$6,250,616	$35,245,292	$—	—
Growth	104,497,866	—	183,631,772	(1,146,403,341)*	2016
Moderate	57,606,197	—	56,021,777	(160,052,863)	2017
Moderate Growth	77,914,544	—	113,505,457	(488,384,874)	2017

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2011, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios' tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 12  — CONCENTRATION OF

INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information. The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgements by the Adviser or Consultant. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting this ASU.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

24

ING RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 100.0%
		Affiliated Investment Companies: 100.0%
568,161	@	ING Australia Index Portfolio - Class I	$4,977,094	0.8
12,970,474		ING BlackRock Inflation Protected Bond Portfolio - Class I	141,507,875	22.8
2,076,251		ING Euro STOXX 50® Index Portfolio - Class I	17,648,131	2.8
1,211,291		ING FTSE 100 Index® Portfolio - Class I	14,038,864	2.2
220,722		ING Hang Seng Index Portfolio - Class I	2,472,083	0.4
1,173,899		ING Japan TOPIX Index Portfolio - Class I	11,116,827	1.8
1,113,949		ING RussellTM Mid Cap Index Portfolio - Class I	12,409,397	2.0
12,111,478		ING U.S. Stock Index Portfolio - Class I	126,080,488	20.3
26,356,990		ING U.S. Bond Index Portfolio - Class I	291,771,881	46.9
		Total Mutual Funds (Cost $581,867,319)	622,022,640	100.0

		Liabilities in Excess of Other Assets	(229,544)	—

		Net Assets	$621,793,096	100.0

@	Non-income producing security
Cost for federal income tax purposes is $586,777,348.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$42,506,494
Gross Unrealized Depreciation	(7,261,202)

Net Unrealized Appreciation	$35,245,292

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$622,022,640	$—	$—	$622,022,640

Total Investments, at value	$622,022,640	$—	$—	$622,022,640

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

25

ING RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
		Affiliated Investment Companies: 100.1%
11,263,149	@	ING Australia Index Portfolio - Class I	$98,665,189	2.3
41,156,098		ING Euro STOXX 50® Index Portfolio - Class I	349,826,835	8.1
24,012,115		ING FTSE 100 Index® Portfolio - Class I	278,300,415	6.5
4,375,573		ING Hang Seng Index Portfolio - Class I	49,006,418	1.1
23,269,901		ING Japan TOPIX Index Portfolio - Class I	220,365,958	5.1
21,843,659		ING RussellTM Small Cap Index Portfolio - Class I	256,881,426	6.0
53,765,890		ING RussellTM Mid Cap Index Portfolio - Class I	598,952,014	13.9
133,595,248		ING U.S. Stock Index Portfolio - Class I	1,390,726,528	32.3
96,669,430		ING U.S. Bond Index Portfolio - Class I	1,070,130,585	24.8
		Total Mutual Funds (Cost $4,107,013,301)	4,312,855,368	100.1

		Liabilities in Excess of Other Assets	(2,242,158)	(0.1)

		Net Assets	$4,310,613,210	100.0

@	Non-income producing security
Cost for federal income tax purposes is $4,129,223,596.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$304,282,731
Gross Unrealized Depreciation	(120,650,959)

Net Unrealized Appreciation	$183,631,772

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$4,312,855,368	$—	$—	$4,312,855,368

Total Investments, at value	$4,312,855,368	$—	$—	$4,312,855,368

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

26

ING RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 100.0%
		Affiliated Investment Companies: 100.0%
3,309,757	@	ING Australia Index Portfolio - Class I	$28,993,469	1.6
21,353,766		ING BlackRock Inflation Protected Bond Portfolio - Class I	232,969,592	12.8
12,094,536		ING Euro STOXX 50® Index Portfolio - Class I	102,803,557	5.6
7,056,151		ING FTSE 100 Index® Portfolio - Class I	81,780,792	4.5
1,285,786		ING Hang Seng Index Portfolio - Class I	14,400,803	0.8
6,838,197		ING Japan TOPIX Index Portfolio - Class I	64,757,722	3.6
3,075,763		ING RussellTM Small Cap Index Portfolio - Class I	36,170,976	2.0
12,978,249		ING RussellTM Mid Cap Index Portfolio - Class I	144,577,691	8.0
42,328,614		ING U.S. Stock Index Portfolio - Class I	440,640,872	24.3
60,434,681		ING U.S. Bond Index Portfolio - Class I	669,011,914	36.8
		Total Mutual Funds (Cost $1,752,359,231)	1,816,107,388	100.0

		Liabilities in Excess of Other Assets	(803,754)	—

		Net Assets	$1,815,303,634	100.0

@	Non-income producing security
Cost for federal income tax purposes is $1,760,085,611.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$90,078,918
Gross Unrealized Depreciation	(34,057,141)

Net Unrealized Appreciation	$56,021,777

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$1,816,107,388	$—	$—	$1,816,107,388

Total Investments, at value	$1,816,107,388	$—	$—	$1,816,107,388

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

27

ING RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 100.0%
		Affiliated Investment Companies: 100.0%
6,514,042	@	ING Australia Index Portfolio - Class I	$57,063,005	1.9
23,802,963		ING Euro STOXX 50® Index Portfolio - Class I	202,325,188	6.7
13,887,430		ING FTSE 100 Index® Portfolio - Class I	160,955,317	5.3
2,530,608		ING Hang Seng Index Portfolio - Class I	28,342,813	0.9
13,458,274		ING Japan TOPIX Index Portfolio - Class I	127,449,858	4.2
10,195,313		ING RussellTM Small Cap Index Portfolio - Class I	119,896,884	4.0
32,264,588		ING RussellTM Mid Cap Index Portfolio - Class I	359,427,509	11.9
87,688,009		ING U.S. Stock Index Portfolio - Class I	912,832,177	30.3
94,750,143		ING U.S. Bond Index Portfolio - Class I	1,048,884,085	34.8
		Total Mutual Funds (Cost $2,890,625,245)	3,017,176,836	100.0

		Liabilities in Excess of Other Assets	(1,443,438)	—

		Net Assets	$3,015,733,398	100.0

@	Non-income producing security
Cost for federal income tax purposes is $2,903,671,379.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$181,532,134
Gross Unrealized Depreciation	(68,026,677)

Net Unrealized Appreciation	$113,505,457

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$3,017,176,836	$–	$–	$3,017,176,836

Total Investments, at value	$3,017,176,836	$–	$–	$3,017,176,836

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

28

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount

ING Retirement Conservative Portfolio
Class ADV	NII	$0.1571
Class I	NII	$0.1738
All Classes	STCG	$0.0789
All Classes	LTCG	$0.0056

ING Retirement Growth Portfolio
Class ADV	NII	$0.0864
Class I	NII	$0.1312

ING Retirement Moderate Portfolio
Class ADV	NII	$0.1524
Class I	NII	$0.1904

ING Retirement Moderate Growth Portfolio
Class ADV	NII	$0.1126
Class I	NII	$0.1548

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Retirement Conservative Portfolio	9.14%

ING Retirement Growth Portfolio	58.14%

ING Retirement Moderate Portfolio	24.26%

ING Retirement Moderate Growth Portfolio	42.13%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2011:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Retirement Conservative Portfolio	$138,217	$0.0020	3.25%
ING Retirement Growth Portfolio	$2,739,330	$0.0065	14.40%
ING Retirement Moderate Portfolio	$804,805	$0.0048	7.94%
ING Retirement Moderate Growth Portfolio	$1,584,292	$0.0056	11.35%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

29

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present) and Consultant (January 2005 - Present).	140	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007).	140	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	140	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, 35 Funds (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	November 2007 - Present	Retired.	140	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 1997 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	140	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	140	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	140	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/ Trustee	January 1994 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	140	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

30

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	November 2007 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	140	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC (December 2005 - Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)

Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

31

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	March 2003 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	March 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Chief Compliance Officer, ING Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Vice President - Fund Compliance, ING Funds Services, LLC (October 2009 - Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	February 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010)

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios.

The Independent Trustees also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 17, 2011 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory contracts, as well as the review and approval of new advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new Portfolios.

The Board has established two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC which provides oversight regarding, among other matters, the investment

34

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance of the Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Portfolios’ Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ended November 30, 2012, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 17, 2011 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory Contracts; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2013. The Board further noted that this separation may result in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory agreements for the Portfolios would terminate

35

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, with the exception of ING Retirement Conservative Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class S shares were used with respect to the ING Retirement Conservative Portfolio. Generally these share classes were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Groups. The Portfolios invest in a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). It should be noted that the performance of a Portfolio primarily reflects the performance of the Underlying Funds in which it invests.

The Board noted that the Portfolios benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees.

The Board also noted the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

36

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2011. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted a Portfolio would benefit from waivers to fees payable at the Portfolio level, and considered the extent to which economies of scale could effectively be realized through expense reductions resulting from such waivers or breakpoint discounts. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios Investment performance based on their investments in the Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and their respective affiliates from their association with the Portfolios.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory fees of the Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in fee rates and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2011 meeting in relation to renewing each Portfolio’s current Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Retirement Conservative Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Retirement Conservative Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date period, and the fourth quintile for the one-year and three-year periods.

In analyzing this performance data, the Board took into account: (1) that longer-term performance periods reflect the performance of the ING LifeStyle Conservative Portfolio, which was merged into the Portfolio in October 2009 (the “Conservative Merger”); (2) Management’s representations that, in conjunction with the Conservative Merger, a new index-based investment strategy was implemented; (3) Management’s analysis of the effect of sector allocation on the Portfolio’s performance; and (4) Management’s discussion of and representations related to more favorable performance during more recent periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Retirement Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Retirement Growth Portfolio,

38

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the three-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) that longer-term performance periods reflect the performance of ING LifeStyle Growth Portfolio and ING LifeStyle Aggressive Growth Portfolio, each of which was merged into the Portfolio in October 2009 (the “Growth Merger”); (2) Management’s representations that, in conjunction with the Growth Merger, a new index-based investment strategy was implemented; (3) Management’s analysis with respect to the composition of the Portfolio’s Morningstar category and its implications for purposes of relative performance evaluations; (4) Management’s analysis of the effect of asset allocation on the Portfolio’s performance; and (5) Management’s discussion of and representations related to more favorable performance during more recent periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Retirement Moderate Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Retirement Moderate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, and the fifth (lowest) quintile for the three-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) that longer-term performance periods reflect the performance of ING LifeStyle Moderate Portfolio, which was merged into the Portfolio in October 2009 (the “Moderate Merger”); (2) Management’s representations that, in conjunction with the Moderate Merger, a new index-based investment strategy was implemented; (3) Management’s analysis with respect to the composition of the Portfolio’s Morningstar category and its implications for purposes of relative performance evaluations; (4) Management’s analysis of the effect of sector allocation on the Portfolio’s performance; and (5) Management’s discussion of and representations related to more favorable performance during more recent periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group,

39

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Retirement Moderate Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Retirement Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date and one-year periods, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) that longer-term performance periods reflect the performance of ING LifeStyle Moderate Growth Portfolio, which was merged into the Portfolio in October 2009 (the “Moderate Growth Merger”);

(2) Management’s representations that, in conjunction with the Moderate Growth Merger, a new index-based investment strategy was implemented; (3) Management’s analysis with respect to the composition of the Portfolio’s Morningstar category and its implications for purposes of relative performance evaluations; (4) Management’s analysis of the effect of sector allocation on the Portfolio’s performance; and (5) Management’s discussion of and representations related to more favorable performance during more recent periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the reasonableness of the Portfolio’s management fee rate and expense ratio; and (2) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

40

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-URETADVI	(1211-022212)

Annual Report

December 31, 2011

Classes ADV, I and S

ING Investors Trust

■  ING BlackRock Inflation Protected Bond Portfolio

■  ING Goldman Sachs Commodity Strategy Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	9
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Summary Portfolios of Investments	30
Tax Information	39
Trustee and Officer Information	40
Advisory Contract Approval Discussion	44

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 3, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world’s economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed”. There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country’s credit rating. A bipartisan “Debt Super Committee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers’ indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone’s sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank (“ECB”) stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone’s problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Barclays Capital U.S. Treasury Inflation Protected Securities Index	An unmanaged market index comprised of all U.S. Treasury Inflation Linked Securities.
Dow Jones (“DJ”) — UBS Commodity Index
A total return index composed of futures contracts on physical commodities traded U.S. exchanges, with the exception of aluminum, nickel and zinc and reflects the return on fully collateralized positions in the underlying commodity futures.

3

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2011 (as a percent of net assets)
U.S. Treasury Obligations	53.4%
U.S. Government Agency Obligations	23.4%
Foreign Government Bonds	16.3%
Purchased Options	0.3%
Corporate Bonds/Notes	0.2%
Collateralized Mortgage Obligations	0.0%
Asset-Backed Securities	0.0%
Assets in Excess of Other Liabilities*	6.4%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Brian Weinstein, and Martin Hegarty, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2011, the Portfolio’s Class I shares provided a total return of 12.10% compared to the Barclays Capital U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned 13.56% for the same period.

Portfolio Review: For the year, the Portfolio maintained a real yield curve-flattening bias between the 10-year and 30-year points on the curve based on the view that improving economic data would pressure the intermediate portion of the curve to move higher. This positioning detracted from performance for a majority of the year as the real yield curve steepened due to a confluence of factors including weakening US economic data, political tensions in the Arab states, the U.S. Treasury debt rating downgrade and escalating fears about the sovereign debt crisis in Europe. In addition, the Portfolio’s short duration compared to the benchmark index detracted from performance. Toward the end of the year, the Portfolio’s positioning was beneficial as US economic data began to show signs of resilience and fears of a euro zone collapse abated. Over the course of the year, the Portfolio actively traded exposure across the yield curve to take advantage of auctions and buybacks, including those under the Federal Reserve’s operation “twist” program.

Top Ten Holdings* as of December 31, 2011 (as a percent of net assets)
Deutsche Bundesrepublik Inflation Linked, 1.500%, 04/15/16	9.3%
Ginnie Mae, 3.500%, 12/20/41	8.0%
Freddie Mac, 3.500%, 01/01/42	7.8%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/25	7.8%
Fannie Mae, 3.500%, 01/01/42	7.6%
France Government Bond OAT, 1.600%, 07/25/15	6.8%
United States Treasury Inflation Indexed Bonds, 0.500%, 04/15/15	6.5%
United States Treasury Inflation Indexed Bonds, 2.125%, 02/15/41	5.5%
United States Treasury Inflation Indexed Bonds, 0.125%, 04/15/16	4.7%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	3.6%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, inflation and/or foreign exchange positions in the Portfolio. In addition, the Portfolio is required to meet the issuer diversification rules defined under Section 817(h) of the Internal Revenue Code. Since this is a U.S. government bond portfolio, there is one primary issuer held in the Portfolio. As a consequence, the Portfolio will sell a large portion of its exposure in U.S. TIPS at quarter end and replace with Consumer Price Index swaps in order to comply with the rule, which may have an impact on performance.

Current Strategy and Outlook: Our fundamental view continues to be that inflation expectations priced into the market make valuations more attractive on the long end of the real yield curve. The Portfolio ended the year with a shorter duration compared to the benchmark, as economic data in the US has proven to be resilient in the near term.

*Effective January 28, 2011, Stu Spodek was removed as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I and S April 30, 2007
Class ADV	11.50%	6.38%
Class I	12.10%	7.08%
Class S	11.91%	6.75%
Barclays Capital U.S. TIPS Index	13.56%	7.81	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Inflation Protected Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2007.

5

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2011 (as a percent of net assets)
U.S. Government Agency Obligations	21.4%
U.S. Treasury Obligations	11.6%
Corporate Bonds/Notes	5.2%
Collateralized Mortgage Obligations	2.4%
Municipal Bonds	0.6%
Assets in Excess of Other Liabilities*	58.8%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Goldman Sachs Commodity Strategy Portfolio (the “Portfolio”) seeks long-term total return consisting of capital appreciation and income. The Portfolio is managed by Michael Johnson, Sam Finkelstein and Stephen Lucas, Portfolio Managers, of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (11.26)% compared to the Dow Jones (“DJ”) — UBS Commodity Index Total Return (“Index”), which returned (13.32)% for the same period.

Portfolio specifics: The Index returned (13.32)% during 2011, coinciding with a 1.46% increase in the U.S. Dollar Index and a 2.11% increase in the S&P 500® Index, a common measure for the broad U.S. equity market. Macro factors, particularly those in Europe centered on sovereign credit risk, were the primary drivers of risk assets and commodity markets this year. In the first half of the year, commodities benefited from supply disruptions in the Middle East and North Africa. However, these gains were offset by heightened risk aversion later in the year, driven by economic weakness and the deteriorating situation in peripheral Europe. The industrial metals sector within the Index was the worst performer, falling 24.23% over the year amid continued global growth concerns. The energy sector within the Index fell 15.97% during 2011. Natural gas within the Index was the worst performing commodity, falling 32.15% over the period, as ample supplies of North American natural gas weighed on returns. The agriculture sector fell 14.35% over the year. Precious metals was the only sector within the Index with positive performance in 2011, returning 4.56%. Within the sector, gold increased 10.23% during the year while silver fell 9.81%.

In 2011, the Portfolio outperformed its benchmark. The Portfolio targets 100% exposure to the Index and maintains the weightings of the commodities in this benchmark while taking risk versus the benchmark through roll-timing strategies in the underlying commodity futures markets. The Portfolio implements these commodity roll-timing strategies by deviating from the Index’s roll convention, which typically calls for rolling forward exposure at the front of the futures curve on a bi-monthly basis. The roll occurs during business days five through nine.

In 2011, our enhanced roll-timing strategies added value to the Portfolio via exposure to commodity index-linked swaps. We employ a semi-active approach, whereby we do not take active views on individual commodities, but rather create exposure to commodities through the purchase of the Index’s total return swaps and total return swaps on enhanced roll versions of the Index that deviate from the standard index roll. To the extent the firm believes fundamental or technical developments will impact the futures roll timing decision, it will incorporate those views into the Portfolio by electing to roll positions earlier, later, forward, or in different weights versus the index roll.

Top Ten Holdings* as of December 31, 2011 (as a percent of net assets)
United States Treasury Note/Bond, 1.000%, 03/31/12	8.6%
Freddie Mac, 0.245%, 06/03/13	4.5%
Fannie Mae, 0.376%, 05/17/13	4.2%
Huntington National Bank, 0.927%, 06/01/12	4.1%
Fannie Mae, 0.600%, 11/14/13	3.3%
Freddie Mac, 0.235%, 06/17/13	2.3%
Freddie Mac, 0.500%, 10/18/13	1.4%
United States Treasury Note/Bond, 0.625%, 06/30/12	1.4%
Federal Home Loan Banks, 0.375%, 11/27/13	1.2%
NCUA Guaranteed Notes, 0.316%, 06/12/13	1.1%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

For most of 2011, we employed a forward roll-timing strategy that rolled commodity exposures underlying the Index a few months out on the futures curve instead of rolling at the very front of the futures curve. We held this deferred position primarily based on our view that deferred West Texas Intermediate (“WTI”) crude oil futures contracts would outperform nearby contracts. This was based on the expectation that inventory levels would rise in mid-continent USA, and particularly at the delivery point for WTI crude, Cushing, Oklahoma. The deferred position in WTI crude oil worked well and was the primary driver of performance during 2011.

In addition to seeking value through management of the commodities portion of the Portfolio, we also attempt to add excess return through thoughtful management of collateral held in the Portfolio. The cash portion of the Portfolio may be allocated to collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities, corporate bonds and other fixed income instruments. During the reporting period, the collateral portion of the Portfolio contributed negatively to the Portfolio’s performance.

Current Strategy and Outlook: The Portfolio continued to target 100% notional exposure to the commodities market via the Index through swaps within its wholly-owned subsidiary. As of December 31, 2011, the Portfolio held exposure to the Index through swaps in the subsidiary and held no deferred commodity exposure. The cash portion of the Portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

During the fourth quarter, the Portfolio moved its commodities positioning from holding deferred exposure to holding nearby exposure. The rationale behind this position change was due to our change in view on the WTI crude oil futures curve. In the second half of 2011, inventories started to steadily decline at Cushing, Oklahoma, the delivery point of the WTI contract. The WTI crude curve strengthened as a result with nearby contracts outperforming deferred contracts and the WTI crude curve flipping from contango to backwardation. We believe that in the current environment it is preferential from a return perspective to hold nearby WTI exposure.

We are cautiously constructive in our outlook for commodities markets generally over the medium-to-longer term, as increasing demand from emerging economies, along with potential supply constraints, creates a bullish backdrop for commodity sectors such as energy. However, near-term prices may be depressed by risk aversion as a result of economic weakness and European sovereign risk.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Portfolios. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I, S, and S2 April 28, 2008
Class ADV	(11.53)%	(9.22)%
Class I	(11.07)%	(8.66)%
Class S	(11.26)%	(8.92)%
DJ UBS Commodity Index Total ReturnSM(1)	(13.32)%	(9.89	)% (1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Goldman Sachs Commodity Strategy Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2008.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2011*
ING BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$1,061.00	1.13%	$5.87	$1,000.00	$1,019.51	1.13%	$5.75
Class I	1,000.00	1,065.00	0.53	2.76	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	1,064.20	0.78	4.06	1,000.00	1,021.27	0.78	3.97
ING Goldman Sachs Commodity Strategy Portfolio(1)
Class ADV	1,000.00	887.00	1.54	7.32	1,000.00	1,017.44	1.54	7.83
Class I	1,000.00	889.30	0.94	4.48	1,000.00	1,020.47	0.94	4.79
Class S	1,000.00	888.50	1.19	5.66	1,000.00	1,019.21	1.19	6.06

*	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)	The expense ratios noted above for the ING Goldman Sachs Commodity Strategy Portfolio are consolidated and include the expenses of the ING Goldman Sachs Cayman Commodity Strategy Portfolio (Cayman), Ltd. (the “Subsidiary”).

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statement (or consolidated statement) of assets and liabilities, including the portfolio of investments or consolidated summary portfolio of investments, as indicated, of ING BlackRock Inflation Protected Bond Portfolio and ING Goldman Sachs Commodity Strategy Portfolio and subsidiary, each a series of ING Investors Trust, as of December 31, 2011, and the related statement (or consolidated statement) of operations for the year then ended, the statements (or consolidated statements) of changes in net assets for each of the years in the two-year period then ended, and the financial highlights (or consolidated financial highlights) for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (or consolidated statements) and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2012

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING BlackRock Inflation Protected Bond Portfolio	ING Goldman Sachs Commodity Strategy Portfolio(1)
ASSETS:
Investments in securities at value*	$945,372,781	$45,645,744
Short-term investments at value***	42,072,247	47,721,099
Cash	—	9,979,033
Cash collateral for futures	2,262,533	—
Receivable for derivatives collateral (Note 3)	3,316,000	14,360,000
Foreign currencies at value*****	525	—
Receivables:
Fund shares sold	21,130,640	101,180
Dividends	18,514	1,939
Interest	5,294,242	82,294
Unrealized appreciation on forward foreign currency contracts	1,734,672	—
Unrealized appreciation on OTC swap agreements	1,215,275	—
Total assets	1,022,417,429	117,891,289
LIABILITIES:
Payable for investment securities purchased	—	4,365,300
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	1,799,392
Payable for fund shares redeemed	343,688	723,704
Payable for foreign cash collateral for futures*******	1,423,307	—
Unrealized depreciation on forward foreign currency contracts	46,075	—
Unrealized depreciation on OTC swap agreements	5,128,324	—
Payable to affiliates	562,677	82,561
Payable for trustee fees	3,251	796
Payable for cash collateral for futures	—	5,880
Other accrued expenses and liabilities	79,509	119,976
Written options, at fair valueˆ	5,029,619	—
Total liabilities	12,616,450	7,097,609
NET ASSETS	$1,009,800,979	$110,793,680
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$946,394,743	$240,423,988
Undistributed (distributions in excess of) net investment income	417,805	(1,285)
Accumulated net realized gain (loss)	52,356,543	(129,662,345)
Net unrealized appreciation	10,631,888	33,322
NET ASSETS	$1,009,800,979	$110,793,680

* Cost of investments in securities	$927,774,347	$45,556,437
*** Cost of short-term investments	$42,072,247	$47,717,869
***** Cost of foreign currencies	$525	$—
******* Cost of payable for foreign cash collateral for futures	$1,431,857	$—
ˆ Premiums received on written options	$2,550,508	$—
(1)  The Statement of Assets and Liabilities for the ING Goldman Sachs Commodity Strategy Portfolio is consolidated and includes the balances of the Subsidiary. Accordingly, all interfund balances have been eliminated.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011 (CONTINUED)

	ING BlackRock Inflation Protected Bond Portfolio	ING Goldman Sachs Commodity Strategy Portfolio(1)
Class ADV:
Net assets	$63,860,240	$8,907,977
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	5,950,394	1,518,094
Net asset value and redemption price per share	$10.73	$5.87

Class I:
Net assets	$423,197,363	$101,333,225
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	38,777,244	16,942,072
Net asset value and redemption price per share	$10.91	$5.98

Class S:
Net assets	$522,743,376	$552,478
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	47,962,264	93,025
Net asset value and redemption price per share	$10.90	$5.94

________________
(1)  The Statement of Assets and Liabilities for the ING Goldman Sachs Commodity Strategy Portfolio is consolidated and includes the balances of the Subsidiary. Accordingly, all interfund balances have been eliminated.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING BlackRock Inflation Protected Bond Portfolio	ING Goldman Sachs Commodity Strategy Portfolio(1)
INVESTMENT INCOME:
Dividends	$—	$37,731
Interest	23,302,380	235,311
Dividends from affiliated underlying funds	121,490	—
Total investment income	23,423,870	273,042
EXPENSES:
Investment management fees	3,438,764	1,077,657
Distribution and service fees:
Class ADV	296,311	55,624
Class S	919,393	1,128
Class S2	—	6
Transfer agent fees	1,052	174
Administrative service fees	834,683	153,949
Shareholder reporting expense	51,220	12,045
Professional fees	75,525	49,049
Custody and accounting expense	88,590	37,752
Trustee fees	23,612	3,291
Miscellaneous expense	10,902	12,297
Interest expense	—	88
Total expenses	5,740,052	1,403,060
Net waived and reimbursed fees	(180,103)	(144,135)
Net expenses	5,559,949	1,258,925
Net investment income (loss)	17,863,921	(985,883)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	59,660,760	(12,400,890)
Foreign currency related transactions	35,349	—
Futures	(8,338,075)	(1,071,399)
Swaps	4,751,914	1,774,828
Written options	4,372,285	—
Net realized gain (loss)	60,482,233	(11,697,461)
Net change in unrealized appreciation (depreciation) on:
Investments	17,390,428	104,443
Foreign currency related transactions	2,912,606	—
Futures	(1,450,851)	124,835
Swaps	(3,619,394)	—
Written options	(2,507,553)	—
Net change in unrealized appreciation (depreciation)	12,725,236	229,278
Net realized and unrealized gain (loss)	73,207,469	(11,468,183)
Increase (decrease) in net assets resulting from operations	$91,071,390	$(12,454,066)

________________
(1)  The Statement of Operations for the ING Goldman Sachs Commodity Strategy Portfolio is consolidated and includes the balances of the Subsidiary. Accordingly, all interfund balances have been eliminated.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Inflation Protected Bond Portfolio		ING Goldman Sachs Commodity Strategy Portfolio(1)
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$17,863,921	$7,321,397	$(985,883)	$(493,146)
Net realized gain (loss)	60,482,233	33,270,151	(11,697,461)	34,687,205
Net change in unrealized appreciation (depreciation)	12,725,236	(4,227,364)	229,278	(14,066,763)
Increase (decrease) in net assets resulting from operations	91,071,390	36,364,184	(12,454,066)	20,127,296
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(751,870)	(39,766)	(1,100,525)	(5,580)
Class I	(10,951,976)	(4,725,028)	(21,075,314)	(1,960,178)
Class S	(7,994,318)	(2,618,009)	(72,552)	(75)
Class S2	—	—	—	(28)
Net realized gains:
Class ADV	(1,571,642)	(115,581)	—	—
Class I	(17,621,044)	(7,886,658)	—	—
Class S	(14,081,032)	(5,529,838)	—	—
Total distributions	(52,971,882)	(20,914,880)	(22,248,391)	(1,965,861)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	400,236,138	319,972,960	121,559,635	59,072,449
Reinvestment of distributions	52,971,882	20,914,880	22,248,391	1,965,769
	453,208,020	340,887,840	143,808,026	61,038,218
Cost of shares redeemed	(192,542,917)	(204,137,441)	(125,615,035)	(21,696,256)
Net increase in net assets resulting from capital share transactions	260,665,103	136,750,399	18,192,991	39,341,962
Net increase (decrease) in net assets	298,764,611	152,199,703	(16,509,466)	57,503,397
NET ASSETS:
Beginning of year or period	711,036,368	558,836,665	127,303,146	69,799,749
End of year or period	$1,009,800,979	$711,036,368	$110,793,680	$127,303,146
Undistributed (distributions in excess of) net investment income at end of year or period	$417,805	$(321,843)	$(1,285)	$22,247,811

________________
(1)  The Statements of Changes in Net Assets for the ING Goldman Sachs Commodity Strategy Portfolio is consolidated and includes the balances of the Subsidiary. Accordingly, all interfund balances have been eliminated.

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-11	10.26	0.14	•	1.01	1.15	0.23	0.45	—	0.68	—	10.73	11.50	1.29	1.13		1.13		1.36		63,860	465
12-31-10	10.07	0.04	•	0.47	0.51	0.11	0.21	—	0.32	—	10.26	5.07	1.31	1.11	†	1.11	†	0.36	†	21,390	413
12-31-09	9.33	0.12		0.78	0.90	0.15	0.01	—	0.16	—	10.07	9.58	1.33	1.18		1.18		1.21		1	305
12-31-08	10.27	0.34		(0.52)	(0.18)	0.36	0.40	—	0.76	—	9.33	(2.16)	1.33	1.18		1.18		3.44		1	281
04-30-07(5)–12-31-07	10.00	0.29	•	0.32	0.61	0.34	—	—	0.34	—	10.27	6.27	1.37	1.22		1.22		4.29		1	217
Class I
12-31-11	10.41	0.26		0.97	1.23	0.28	0.45	—	0.73	—	10.91	12.10	0.54	0.53		0.53		2.45		423,197	465
12-31-10	10.15	0.13		0.46	0.59	0.12	0.21	—	0.33	—	10.41	5.89	0.56	0.51	†	0.51	†	1.23	†	424,890	413
12-31-09	9.37	0.17	•	0.80	0.97	0.18	0.01	—	0.19	—	10.15	10.33	0.58	0.58		0.58		1.74		392,010	305
12-31-08	10.30	0.45	•	(0.58)	(0.13)	0.40	0.40	—	0.80	—	9.37	(1.60)	0.58	0.58		0.58		4.41		139,357	281
04-30-07(5)–12-31-07	10.00	0.32	•	0.34	0.66	0.36	—	—	0.36	—	10.30	6.82	0.62	0.62		0.62		4.74		212,036	217
Class S
12-31-11	10.40	0.20	•	1.01	1.21	0.26	0.45	—	0.71	—	10.90	11.91	0.79	0.78		0.78		1.86		522,743	465
12-31-10	10.16	0.10		0.46	0.56	0.11	0.21	—	0.32	—	10.40	5.59	0.81	0.76	†	0.76	†	0.96	†	264,757	413
12-31-09	9.42	0.26	•	0.66	0.92	0.17	0.01	—	0.18	—	10.16	9.73	0.83	0.83		0.83		2.60		166,825	305
12-31-08	10.33	0.36		(0.52)	(0.16)	0.35	0.40	—	0.75	—	9.42	(1.86)	0.83	0.83		0.83		3.56		1	281
04-30-07(5)–12-31-07	10.00	0.31		0.34	0.65	0.32	—	—	0.32	—	10.33	6.66	0.87	0.87		0.87		4.63		1	217
ING Goldman Sachs Commodity Strategy Portfolio(6)
Class ADV
12-31-11	7.63	(0.09	)•	(0.65)	(0.74)	1.02	—	—	1.02	—	5.87	(11.53)	1.79	1.54		1.54		(1.33)		8,908	66
12-31-10	6.74	(0.07	)•	1.08	1.01	0.12	—	—	0.12	—	7.63	15.37	1.86	1.57		1.57		(1.07)		3,555	213
12-31-09	5.58	0.00	*	1.26	1.26	0.10	—	—	0.10	—	6.74	23.03	1.66	1.49		1.49		0.01		2	265
04-28-08(5)–12-31-08	10.00	0.08	•	(4.50)	(4.42)	—	—	—	—	—	5.58	(44.20)	1.64	1.49	†	1.49	†	1.43	†	2	243
Class I
12-31-11	7.72	(0.05	)•	(0.66)	(0.71)	1.03	—	—	1.03	—	5.98	(11.07)	1.04	0.94		0.94		(0.73)		101,333	66
12-31-10	6.78	(0.03	)•	1.09	1.06	0.12	—	—	0.12	—	7.72	16.03	1.11	0.97		0.97		(0.40)		123,603	213
12-31-09	5.60	0.06	•	1.26	1.32	0.14	—	—	0.14	—	6.78	24.03	0.91	0.89		0.89		1.06		69,794	265
04-28-08(5)–12-31-08	10.00	0.11	•	(4.51)	(4.40)	—	—	—	—	—	5.60	(44.00)	0.89	0.89	†	0.89	†	2.05	†	243,888	243
Class S
12-31-11	7.69	(0.07	)•	(0.65)	(0.72)	1.03	—	—	1.03	—	5.94	(11.26)	1.29	1.19		1.19		(0.99)		552	66
12-31-10	6.76	(0.05	)•	1.08	1.03	0.10	—	—	0.10	—	7.69	15.70	1.36	1.22		1.22		(0.72)		143	213
12-31-09	5.59	0.02		1.27	1.29	0.12	—	—	0.12	—	6.76	23.60	1.16	1.14		1.14		0.36		2	265
04-28-08(5)–12-31-08	10.00	0.11	•	(4.52)	(4.41)	—	—	—	—	—	5.59	(44.10)	1.14	1.14	†	1.14	†	1.83	†	2	243

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

(6)	The financial highlights are consolidated and include the balances of the Subsidiary. All interfund transfers have been eliminated.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of forty-six active separate investment series. There are two series included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), and ING Goldman Sachs Commodity Strategy Portfolio (“Goldman Sachs Commodity Strategy”). The Goldman Sachs Commodity Portfolio is consolidated and includes the results of its Subsidiary.

BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy are non-diversified Portfolios. The Portfolios are authorized to offer three classes of shares Adviser (“ADV”), Institutional (“I”), and Service (“S”). Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its business and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control.” A change of control would result in the termination of the Portfolios’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

NOTE 2 — INVESTMENT IN THE SUBSIDIARY

The Subsidiary, a Cayman Islands exempted company, was incorporated on April 12, 2010 and is a wholly-owned

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — INVESTMENT IN THE SUBSIDIARY (continued)

subsidiary of Goldman Sachs Commodity Strategy. The Subsidiary acts as an investment vehicle for Goldman Sachs Commodity Strategy in order to effect certain investments on behalf of Goldman Sachs Commodity Strategy. Goldman Sachs Commodity Strategy is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 26, 2010, and it is intended that Goldman Sachs Commodity Strategy will remain the sole shareholder and will continue to control the Subsidiary. All interfund balances and transactions have been eliminated in consolidation. As of December 31, 2011, the Goldman Sachs Commodity Strategy held $19,956,405 in the Subsidiary, representing 18.01% of Goldman Sachs Commodity Strategy’s net assets. The Subsidiary has separate agreements with the Investment Adviser, sub-adviser, and Administrator. The Subsidiary also pays other expenses, including transfer agency and custody fees.

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

For Goldman Sachs Commodity Strategy and the Subsidiary, the financial statements have been consolidated and include both accounts. Accordingly, all interfund balances have been eliminated.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by a Portfolio’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. Net investment income dividends and net capital gains distributions, if any, for Goldman Sachs Commodity Strategy will be declared and paid annually. BlackRock Inflation Protected Bond distributes net investment income monthly and distributes net capital gains annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of each Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2011, the maximum amount of loss that BlackRock Inflation Protected Bond would incur if the counterparties to its derivative transactions failed to perform would be $6,174,108 which represents the gross payments to be received by the Portfolio on open swap transactions, purchased options and forward foreign currency contracts were they to be unwound as of December 31, 2011.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2011, BlackRock Inflation Protected Bond had a net liability position of $10,152,830 on open swaps, forward foreign currency contracts and written interest rate swaptions with credit related

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contingent features. If a contingent feature would have been triggered as of December 31, 2011, the Portfolio could have been required to pay this amount in cash to its counterparties. At December 31, 2011, BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy had posted $3,316,000 and $14,360,000 in cash collateral, respectively, for open OTC derivative transactions. BlackRock Inflation Protected Bond also posted U.S. Treasury Inflation Protected Securities with a par value of $382,000 as collateral for open swap contracts.

H.  Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments for BlackRock Inflation Protected Bond. Goldman Sachs had no open forward currency contracts at December 31, 2011.

For the year ended December 31, 2011, BlackRock Inflation Protected Bond has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolio uses forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2011, BlackRock Inflation Protected Bond had average contract amounts on forward foreign currency contracts to buy and sell of $469,911 and $106,749,003, respectively.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolios of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolios of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

At December 31, 2011, BlackRock Inflation Protected Bond has posted U.S. Treasury Inflation Indexed Protected Securities with a par value of $2,635,000 with the broker as collateral for open futures contracts. At December 31, 2011, Goldman Sachs Commodity Strategy has posted U.S. Treasury Bonds with a par value of $300,000 with the broker as collateral for open futures contracts. The securities have been footnoted as segregated in the respective Portfolio of Investments for each Portfolio.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2011, BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy have both purchased and sold futures contracts on various bonds and notes as part of their respective duration strategy.

During the year ended December 31, 2011, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Buy	Sell
BlackRock Inflation Protected Bond	$76,800,490	$471,657,222
Goldman Sachs Commodity Strategy	4,116,160	12,951,652

J.  Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2011, BlackRock Inflation Protected Bond has purchased options on exchange-traded futures contracts to manage its duration strategy. Please refer to the Portfolio of Investments for open purchased options on exchange-traded futures at December 31, 2011.

During the year ended December 31, 2011, BlackRock Inflation Protected Bond has purchased swaptions on interest rate swaps to manage its duration strategy. Please refer to the Portfolio of Investments for open purchased interest rate swaptions at December 31, 2011.

During the year ended December 31, 2011, BlackRock Inflation Protected Bond has written options on exchange-traded futures contracts to generate income. Please refer to the table following the Portfolio of Investments for open written options on exchange-traded futures at December 31, 2011.

During the year ended December 31, 2011, BlackRock Inflation Protected Bond has written swaptions on interest rate swaps to generate income. Please refer to the table following the Portfolio of Investments for open interest rate swaptions at December 31, 2011.

Please refer to Note 10 for the volume of both purchased and written option activity during the year ended December 31, 2011.

K.  Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements for BlackRock Inflation Protected Bond are reported following the Portfolio of Investments. All outstanding swap agreements for Goldman Sachs Commodity Strategy are reported following the Consolidated Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2011, BlackRock Inflation Protected Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $49,049,231.

For the year ended December 31, 2011, BlackRock Inflation Protected Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $51,700,000.

BlackRock Inflation Protected Bond enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following the Portfolio of Investments for open interest rate swaps at December 31, 2011.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

For the year ended December 31, 2011, BlackRock Inflation Protected Bond has entered into total return swaps to increase exposure to the interest rate risk of various indices. These total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of interest rate spreads of the related indices. BlackRock Inflation Protected Bond enters into total return swaps as part of its duration and inflation strategy. For the year ended December 31, 2011, BlackRock Inflation Protected Bond had an average notional amount of $290,356,800 on total return swaps.

For the year ended December 31, 2011, Goldman Sachs Commodity Strategy has entered into total return swaps on various commodity-linked indices to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the commodity index exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment or make a payment to the counterparty, respectively. For the year ended December 31, 2011, Goldman Sachs Commodity Strategy had an average notional amount of $114,349,882 on total return swaps.

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M.  Sales Commitments. Sale commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, a Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. There were no sales commitments outstanding at December 31, 2011.

N.  Securities Lending. The Portfolios may temporarily loan up to 33-1/3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements (See Note 12). Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

O.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 4 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$458,041,473	$373,329,309
Goldman Sachs Commodity Strategy	4,557,729	860,830

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$3,310,312,888	$3,191,222,245
Goldman Sachs Commodity Strategy	30,378,907	34,992,025

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy, have entered into an investment management agreement (“Investment Management Agreement”) with DSL.

The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, each based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond	0.45% of the first $200 million; 0.40% of the next $800 million; 0.30% of the amount in excess of $1 billion
Goldman Sachs Commodity Strategy	0.70% of the first $1 billion; 0.65% of the amount in excess of $1 billion

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations, and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Subsidiary of Goldman Sachs Commodity Strategy has entered into separate contracts with the Investment Adviser and Administrator for the management and administration of the Subsidiary’s portfolio. Under these agreements, the Cayman Subsidiary will pay, as a percentage of its total assets: (a) a management fee computed at an annual rate of 0.70% on the first $1 billion in assets and 0.65% on assets over $1 billion; and (b) an administrative services fee computed at an annual rate of 0.10%. The Investment Adviser has agreed to waive the fees received from the Subsidiary in an amount equal to the management fee paid by the Subsidiary to the Investment Adviser. For the year ended December 31, 2011, the Investment Adviser waived $173,576 of such fees. This waiver may not be terminated by the Investment Adviser and will remain in effect for as long as the investment management agreement with the Subsidiary remains in place. Fees waived are not eligible for recoupment.

The Trust and DSL have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-advisers of each of the Portfolios are as follows:

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Goldman Sachs Commodity Strategy and Subsidiary	Goldman Sachs Asset Management, L.P.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, a sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the portfolio manager or sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations. For the year ended December 31, 2011, the Portfolios did not receive brokerage commission recapture.

NOTE 6 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S shares of the respective Portfolios. The Agreement compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, each Portfolio makes payments to IID at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S.

Each Class ADV shares of the respective Portfolios have a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IID a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IID has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%. The expense waiver will continue through at least May 1, 2012.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements with each of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and certain acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S
BlackRock Inflation Protected Bond(1)	1.23%	0.63%	0.88%
Goldman Sachs Commodity Strategy(2)	1.55%	0.95%	1.20%

(1)	Prior to May 1, 2011, pursuant to a side agreement, the Adviser waived a portion of the advisory fee so that the expense limits for BlackRock Inflation Protected Bond were 1.10%, 0.50% and 0.75% for Class ADV, Class I and Class S, respectively. This waiver was eliminated effective May 1, 2011. Fees waived pursuant to this side agreement shall not be eligible for recoupment.

(2)	The expense levels listed above include the administrative fee payable to the Administrator for services rendered for the Subsidiary and exclude other investment-related costs with respect to the Subsidiary.

The Investment Adviser may, at a later date, recoup from a Portfolio management fees waived and other

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

The expense limitation agreements are contractual and shall renew automatically unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. As of December 31, 2011, the Portfolios did not have any amounts waived or reimbursed that are subject to recoupment by the Investment Adviser.

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2011, the following indirect, wholly-owner subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING National Trust	BlackRock Inflation Protected Bond	6.51%
	Goldman Sachs Commodity Strategy	7.41%
ING Retirement Conservative	BlackRock Inflation Protected Bond	14.29%
ING Retirement Moderate Portfolio	BlackRock Inflation Protected Bond	23.52%
ING Solution 2015 Portfolio	Goldman Sachs Commodity Strategy	12.77%
ING Solution 2025 Portfolio	Goldman Sachs Commodity Strategy	30.32%
ING Solution 2035 Portfolio	Goldman Sachs Commodity Strategy	25.52%
ING Solution 2045 Portfolio	Goldman Sachs Commodity Strategy	16.53%
ING USA Annuity and Life Insurance Company	BlackRock Inflation Protected Bond	48.91%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

At December 31, 2011, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 5 and 6):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
BlackRock Inflation Protected Bond	$341,991	$83,374	$137,312	$562,677
Goldman Sachs Commodity Strategy	66,735	11,203	4,623	82,561

NOTE 9 — LINE OF CREDIT

Each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with the Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the Portfolio. Effective May 27, 2011, each Portfolio pays a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, each Portfolio paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

The following Portfolio utilized the line of credit during the year ended December 31, 2011 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Goldman Sachs Commodity Strategy	2	$1,287,500	1.25%

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased interest rate swaptions for BlackRock Inflation Protected Bond during the year ended ended December 31, 2011 were as follows:

	USD Notional	Cost
Balance at 12/31/10	—	$—
Options Purchased	41,600,000	1,895,560
Options Terminated in Closing Sell Transactions	—	—
Options Expired	—	—
Balance at 12/31/11	41,600,000	$1,895,560

Transactions in purchased options on exchange traded futures contracts for BlackRock Inflation Protected Bond during the year ended ended December 31, 2011 were as follows:

	Number of Contracts	Cost
Balance at 12/31/10	—	$—
Options Purchased	1,540	624,492
Options Terminated in Closing Sell Transactions	(574)	$(192,587)
Options Expired	(966)	(431,905)
Balance at 12/31/11	—	$—

Transactions in written interest rate swaptions for BlackRock Inflation Protected Bond during the year ended ended December 31, 2011 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/10	60,600,000	$2,475,210
Options Written	362,700,000	3,111,149
Options Terminated in Closing Purchase Transactions	(60,600,000)	(2,475,210)
Options Expired	(271,600,000)	(632,189)
Balance at 12/31/11	91,100,000	$2,478,960

Transactions in written options on exchange traded futures contracts for BlackRock Inflation Protected Bond during the year ended ended December 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/10	—	—
Options Written	2,592	$1,381,176
Options Terminated in Closing Purchase Transactions	(1,600)	(779,614)
Options Expired	(866)	(530,014)
Balance at 12/31/11	126	$71,548

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2011	3,944,884	—	223,754	(303,612)	3,865,026	41,709,910	—	2,323,512	(3,222,367)	40,811,055
12/312010	2,089,454	—	15,300	(19,486)	2,085,268	21,577,632	—	155,347	(200,019)	21,532,960
Class I
12/31/2011	7,689,578	—	2,706,659	(12,424,274)	(2,028,037)	82,542,059	—	28,573,020	(132,914,160)	(21,799,081)
12/312010	9,853,892	—	1,226,421	(8,910,409)	2,169,904	101,903,287	—	12,611,686	(92,607,459)	21,907,514
Class S
12/31/2011	25,713,937	—	2,093,694	(5,290,969)	22,516,662	275,984,169	—	22,075,350	(56,406,390)	241,653,129
12/312010	18,933,973	—	792,523	(10,707,355)	9,019,141	196,492,041	—	8,147,847	(111,329,963)	93,309,925
Goldman Sachs Commodity Strategy
Class ADV
12/31/2011	976,890	—	161,131	(85,903)	1,052,118	7,206,219	—	1,100,524	(602,925)	7,703,818
12/312010	470,517	—	884	(5,725)	465,676	3,229,023	—	5,546	(43,301)	3,191,268
Class I
12/31/2011	15,801,130	—	3,036,788	(17,907,928)	929,990	113,628,992	—	21,075,315	(124,772,897)	9,931,410
12/312010	8,513,964	—	322,610	(3,117,231)	5,719,343	55,670,778	—	1,960,178	(21,602,610)	36,028,346

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class S
12/31/2011	96,122	—	10,515	(32,181)	74,456	724,424	—	72,552	(236,211)	560,765
12/312010	25,477	—	6	(7,214)	18,269	172,648	—	45	(50,345)	122,348
Class S2
12/31/2011	—	—	—	(300)	(300)	—	—	—	(3,002)	(3,002)
12/312010	—	—	—	—	—	—	—	—	—	—

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR-Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an realized loss to the Portfolios) and subject, in part, to the Portfolios’ continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Portfolios had complied with the requirements under the Capital Support Agreement and therefore the Portfolios could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2011, the Portfolios did not have any outstanding securities on loan.

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by a Portfolio and their corresponding risks, see each Portfolio’s most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Each Portfolio is classified as a non-diversified investment company under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause the Portfolios’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Investment by Funds-of-Funds. As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of each of the Portfolios may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income/losses from controlled foreign corporation and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
BlackRock Inflation Protected Bond	$—	$2,573,891	$(2,573,891)
Goldman Sachs Commodity Strategy(1)	(11,505,903)	985,178	10,520,725

(1)	$10,593,044 relates to the disallowance of losses from controlled foreign corporation.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
BlackRock Inflation Protected Bond	$51,865,051	$1,106,831	$19,755,774	$1,159,106
Goldman Sachs Commodity Strategy	22,248,391	—	1,965,861	—

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 were:

			Capital Loss Carryforwards
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$57,749,900	$5,659,457	$—	—	—
Goldman Sachs Commodity Strategy*	—	78,286	(110,225,469)	Short-term	2016
			(18,420,675)	Short-term	2017
			(455,925)	Short-term	N/A
			(605,240)	Long-term	N/A
			$(129,707,309)

*	It is unlikely the Portfolio will realize the full benefit of the capital loss carryforwards prior to expiration.

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2011, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Subsidiary is a wholly-owned subsidiary of Goldman Sachs Commodity Strategy (the “Portfolio”). The Subsidiary is classified as a controlled foreign corporation under Subchapter F of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios’ tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting this ASU.

NOTE 16 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

29

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 0.2%
		Financials: 0.2%
590,000		Bear Stearns Cos., Inc., 5.330%, 03/10/14	$598,319	0.1
445,000		International Bank for Reconstruction & Development, 4.935%, 12/10/13	455,039	0.0
800,000		SLM Corp., 5.645%, 01/31/14	757,272	0.1

		Total Corporate Bonds/Notes
		(Cost $1,771,227)	1,810,630	0.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.0%
237,997		GMAC Commercial Mortgage Securities, Inc., 4.547%, 12/10/41	239,694	0.0

		Total Collateralized Mortgage Obligations
		(Cost $228,226)	239,694	0.0

ASSET-BACKED SECURITIES: 0.0%
		Other Asset-Backed Securities: 0.0%
108,140		Countrywide Asset-Backed Certificates, 0.344%, 07/25/37	102,838	0.0

		Total Asset-Backed Securities
		(Cost $104,913)	102,838	0.0

FOREIGN GOVERNMENT BONDS: 16.3%
EUR 66,477,194		Deutsche Bundesrepublik Inflation Linked, 1.500%, 04/15/16	93,835,444	9.3
EUR 50,556,633		France Government Bond OAT, 1.600%, 07/25/15	68,285,643	6.8
EUR 1,916,754		Hellenic Republic Government Bond, 2.300%, 07/25/30	511,035	0.0
EUR 1,939,004		Italy Buoni Poliennali Del Tesoro, 2.100%, 09/15/21	1,882,187	0.2

		Total Foreign Government Bonds
		(Cost $167,125,415)	164,514,309	16.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 23.4%
		Federal Home Loan Mortgage Corporation: 7.8%##
76,935,000		3.500%, due 01/01/42	79,084,453	7.8

		Federal National Mortgage Association: 7.6%##
74,900,000		3.500%, due 01/01/42	77,121,329	7.6

		Government National Mortgage Association: 8.0%
76,935,000		3.500%, due 12/20/41	80,240,797	8.0

		Total U.S. Government Agency Obligations
		(Cost $234,844,453)	236,446,579	23.4

U.S. TREASURY OBLIGATIONS: 53.4%
		Treasury Inflation Indexed Protected Securities: 53.4%
2,963,152		1.375%, due 01/15/20	$3,375,447	0.3
1,933,010		3.000%, due 07/15/12	1,975,747	0.2
4,264,447		1.125%, due 01/15/21	4,758,522	0.5
11,228,327		1.750%, due 01/15/28	13,508,205	1.3
18,252,640		2.000%, due 01/15/26	22,447,900	2.2
61,935,158		2.375%, due 01/15/25	78,773,779	7.8
28,037,563		2.375%, due 01/15/27	36,234,176	3.6
3,981,077	S	2.500%, due 01/15/29	5,316,916	0.5
15,175,024	S	3.625%, due 04/15/28	22,562,181	2.2
16,104,886	S	3.875%, due 04/15/29	25,122,366	2.5
45,576,329		0.125%, due 04/15/16	47,556,073	4.7
62,658,537		0.500%, due 04/15/15	65,610,318	6.5
9,626,981		0.625%, due 07/15/21	10,303,123	1.0
41,394,111		2.125%, due 02/15/41	55,930,564	5.5
38,255		3.375%, due 01/15/12	38,296	0.0
7,798,554		0.625%, due 04/15/13	7,935,637	0.8
2,027,423		1.250%, due 04/15/14	2,126,259	0.2
4,308,613		1.250%, due 07/15/20	4,876,475	0.5
4,476,150		1.375%, due 07/15/18	5,072,037	0.5
10,796,618		1.625%, due 01/15/15	11,651,915	1.2
1,833,020		1.625%, due 01/15/18	2,089,500	0.2
591,744		1.875%, due 07/15/13	619,251	0.1
17,720,602		1.875%, due 07/15/15	19,556,350	1.9
5,157,932		1.875%, due 07/15/19	6,081,526	0.6
15,270,976		2.000%, due 04/15/12	15,347,330	1.5
2,616,208		2.000%, due 01/15/14	2,772,568	0.3
10,834,133		2.000%, due 07/15/14	11,679,705	1.2
8,419,030		2.000%, due 01/15/16	9,418,133	0.9
4,197,268		2.125%, due 01/15/19	4,993,108	0.5
9,068,080	S	2.125%, due 02/15/40	12,171,776	1.2
4,721,206		2.375%, due 01/15/17	5,481,764	0.6
9,731,669		2.500%, due 07/15/16	11,263,648	1.1
6,631,293		2.625%, due 07/15/17	7,896,418	0.8
2,908,391		3.375%, due 04/15/32	4,487,557	0.5

		Total U.S. Treasury Obligations
		(Cost $521,804,553)	539,034,570	53.4

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.3%
		Options on Interest Rate Swaptions: 0.3%
5,800,000	@	Call OTC Swaption, 3-month USD-LIBOR-BBA, Portfolio Receives, Strike @ 4.415%, Exp. 01/14/13 Counterparty: Citigroup, Inc.	1,121,435	0.1
10,500,000	@	Call OTC Swaption, 3-month USD-LIBOR-BBA, Portfolio Receives, Strike @ 4.305%, Exp. 01/14/13 Counterparty: Citigroup, Inc.	1,930,465	0.2

See Accompanying Notes to Financial Statements

30

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: (continued)
		Options on Interest Rate Swaptions: (continued)
5,800,000	@	Put OTC Swaption, 3-month USD-LIBOR-BBA, Portfolio Pays, Strike @ 4.415%, Exp. 01/14/13 Counterparty: Citigroup, Inc.	$16,776	0.0
10,500,000	@	Put OTC Swaption, 3-month USD-LIBOR-BBA, Portfolio Pays, Strike @ 4.305%, Exp. 01/14/13 Counterparty: Citigroup, Inc.	34,793	0.0
9,000,000	@	Put OTC Swaption, 3-month USD-LIBOR-BBA, Portfolio Pays, Strike @ 3.900%, Exp. 09/09/13 Counterparty: Citigroup, Inc.	120,692	0.0

		Total Purchased Options
		(Cost $1,895,560)	3,224,161	0.3

		Total Long-Term Investments
		(Cost $927,774,347)	945,372,781	93.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.2%
	Mutual Funds: 4.2%
42,072,247	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $42,072,247)	$42,072,247	4.2

	Total Short-Term Investments
	(Cost $42,072,247)	42,072,247	4.2

	Total Investments in Securities (Cost $969,846,594)	$987,445,028	97.8
	Assets in Excess of Other Liabilities	22,355,951	2.2
	Net Assets	$1,009,800,979	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security
S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
EUR	EU Euro
Cost for federal income tax purposes is $972,121,020.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,152,070
Gross Unrealized Depreciation	(5,828,062)
Net Unrealized Appreciation	$15,324,008

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Purchased Options	$—	$3,224,161	$—	$3,224,161
Corporate Bonds/Notes	—	1,810,630	—	1,810,630
Collateralized Mortgage Obligations	—	239,694	—	239,694
Foreign Government Bonds	—	164,514,309	—	164,514,309
U.S. Government Agency Obligations	—	236,446,579	—	236,446,579
U.S. Treasury Obligations	—	539,034,570	—	539,034,570
Short-Term Investments	42,072,247	—	—	42,072,247
Asset-Backed Securities	—	102,838	—	102,838
Total Investments, at value	$42,072,247	$945,372,781	$—	$987,445,028

See Accompanying Notes to Financial Statements

31

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Other Financial Instruments+
Futures	$923,196	$—	$—	$923,196
Swaps	—	1,215,275	—	1,215,275
Forward Foreign Currency Contracts	—	1,734,672	—	1,734,672
Total Assets	$42,995,443	$948,322,728	$—	$991,318,171
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(5,128,324)	$—	$(5,128,324)
Written Options	(51,188)	(4,978,431)	—	(5,029,619)
Futures	(3,182,465)	—	—	(3,182,465)
Forward Foreign Currency Contracts	—	(46,075)	—	(46,075)
Total Liabilities	$(3,233,653)	$(10,152,830)	$—	$(13,386,483)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

At December 31, 2011, the following forward foreign currency contracts were outstanding for the ING BlackRock Inflation Protected Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	EU Euro	1,000,000	Buy	01/25/12	$1,340,545	$1,294,470	$(46,075)
							$(46,075)

Citigroup, Inc.	EU Euro	2,403,000	Sell	01/25/12	$3,304,125	$3,110,613	$193,512
Citigroup, Inc.	EU Euro	125,669,000	Sell	01/25/12	164,183,155	162,674,808	1,508,347
Citigroup, Inc.	EU Euro	149,000	Sell	01/25/12	201,839	192,876	8,963
Deutsche Bank AG	EU Euro	456,000	Sell	01/25/12	614,129	590,279	23,850
							$1,734,672

ING BlackRock Inflation Protected Bond Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	694	03/21/12	$91,000,750	$797,042
			$91,000,750	$797,042
Short Contracts
Canadian Bankers’ Acceptance	378	03/19/12	$91,610,494	$126,154
Euro-Bobl 5-Year	856	03/08/12	138,606,303	(808,968)
Euro-Bund	81	03/08/12	14,576,121	(406,015)
Euro-Schatz	533	03/08/12	76,116,249	(181,386)
U.S. Treasury 2-Year Note	412	03/30/12	90,865,315	(44,410)
U.S. Treasury 5-Year Note	1,059	03/30/12	130,530,021	(605,804)
U.S. Treasury Long Bond	417	03/21/12	60,386,812	(731,490)
U.S. Treasury Ultra Long Bond	156	03/21/12	24,989,250	(404,392)
			$627,680,565	$(3,056,311)

See Accompanying Notes to Financial Statements

32

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

ING BlackRock Inflation Protected Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.242% and pay a floating rate based on the 6-month EURIBOR Counterparty: Deutsche Bank AG	12/13/13	EUR 58,900,000	$(94,895)	$—	$(94,895)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.130% Counterparty: Barclays Bank PLC	12/20/21	USD 6,800,000	(1,314,699)	—	(1,314,699)
Receive a fixed rate equal to 2.708% and pay a floating rate based on 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	08/08/21	USD 12,500,000	797,836	—	797,836
Receive a floating rate based on CPURNSA Index and pay a fixed rate equal to 1.840% Counterparty: Deutsche Bank AG	10/25/15	USD 9,700,000	(127,763)	—	(127,763)
Receive a fixed rate equal to 1.161% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Deutsche Bank AG	09/23/16	USD 1,000,000	(143)	—	(143)
Receive a fixed rate equal to 2.465% and pay a floating rate based on CPURNSA Index Counterparty: Deutsche Bank AG	10/25/20	USD 5,100,000	(68,668)	—	(68,668)
Receive a fixed rate equal to 2.665% and pay a floating rate based on CPURNSA Index Counterparty: Deutsche Bank AG	06/23/21	USD 8,205,000	366,047	—	366,047
Receive a fixed rate equal to 2.170% and pay a floating rate based on 3-month USD-LIBOR-BBA Counterparty: Deutsche Bank AG	09/13/21	USD 3,400,000	51,392	—	51,392
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.130% Counterparty: Deutsche Bank AG	12/20/21	USD 4,000,000	(773,352)	—	(773,352)
			$(1,164,245)	$—	$(1,164,245)

ING BlackRock Inflation Protected Bond Portfolio Total Return Swap Agreements on Commodity Indices Outstanding on December 31, 2011:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive the positive price return of the Barclays Capital U.S. Treasury Inflation Protected Securities (Series-L).
Pay a floating rate based on the 1-month USD-LIBOR-BBA plus 17bps and, if negative, the absolute value of the total return of the index. Counterparty: Barclays Bank PLC	01/20/12	USD 367,200,000	$(2,748,804)	$—	$(2,748,804)
			$(2,748,804)	$—	$(2,748,804)

ING BlackRock Inflation Protected Bond Portfolio Written Options Open on December 31, 2011:

Options on Exchange Traded Futures Contracts

Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
U.S. Treasury 10-Year Note February Futures Call Option	USD 132.00	01/27/12	126	$71,548	$(51,188)
				$71,548	$(51,188)

See Accompanying Notes to Financial Statements

33

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

ING BlackRock Inflation Protected Bond Portfolio Written Swaptions Open on December 31, 2011:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	2.000%	12/13/12	USD 30,700,000	$300,860	$(232,387)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	3.915%	03/19/12	USD 14,000,000	533,750	(289)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	4.010%	02/02/12	USD 11,700,000	453,960	—
Call OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Receive	2.150%	09/09/13	USD 9,000,000	202,680	(300,846)
Call OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Receive	3.915%	03/19/12	USD 14,000,000	533,750	(2,345,397)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	4.010%	02/02/12	USD 11,700,000	453,960	(2,099,512)
Total Written Swaptions							$2,478,960	$(4,978,431)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$3,224,161
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,734,672
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,215,275
Interest rate contracts	Net Assets — Unrealized appreciation**	923,196
Total Asset Derivatives		$7,097,304

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$46,075
Interest rate contracts	Unrealized depreciation on OTC swap agreements	5,128,324
Interest rate contracts	Net Assets — Unrealized depreciation**	3,182,465
Interest rate contracts	Written options, at fair value	5,029,619
Total Liability Derivatives		$13,386,483

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Interest rate contracts	$(488,599)	$—	$(8,338,075)	$4,751,914	$4,372,285	$297,525
Foreign exchange contracts	—	(4,790,985)	—	—	—	(4,790,985)
Total	$(488,599)	$(4,790,985)	$(8,338,075)	$4,751,914	$4,372,285	$(4,493,460)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Interest rate contracts	$1,328,601	$—	$(1,450,851)	$(3,619,394)	$(2,507,553)	$(6,249,197)
Foreign exchange contracts	—	2,895,823	—	—	—	2,895,823
Total	$1,328,601	$2,895,823	$(1,450,851)	$(3,619,394)	$(2,507,553)	$(3,353,374)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

34

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	CONSOLIDATED SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 5.2%
		Financials: 5.2%
4,500,000		Huntington National Bank, 0.927%, 06/01/12	$4,512,654	4.1
1,300,000		NCUA Guaranteed Notes, 0.316%, 06/12/13	1,298,804	1.1

		Total Corporate Bonds/Notes
		(Cost $5,809,520)	5,811,458	5.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.4%
402,474		NCUA Guaranteed Notes, 0.654%, 04/06/20	402,537	0.3
400,869		NCUA Guaranteed Notes, 0.654%, 05/07/20	400,869	0.4
403,568		NCUA Guaranteed Notes, 0.675%, 03/06/20	403,568	0.4
348,577		NCUA Guaranteed Notes, 0.676%, 03/11/20	348,631	0.3
625,859		NCUA Guaranteed Notes, 0.695%, 02/06/20	625,859	0.6
158,979		NCUA Guaranteed Notes, 0.624%, 12/07/20	159,442	0.1
297,193		NCUA Guaranteed Notes, 0.665%, 11/06/17	297,193	0.3

		Total Collateralized Mortgage Obligations
		(Cost $2,637,519)	2,638,099	2.4

MUNICIPAL BONDS: 0.6%
		Wisconsin: 0.6%
600,000		State of Wisconsin, 4.800%, 05/01/13	630,786	0.6

		Total Municipal Bonds
		(Cost $630,844)	630,786	0.6

U.S. TREASURY OBLIGATIONS: 11.6%
		Treasury Inflation Indexed Protected Securities: 1.6%
881,503		3.000%, due 07/15/12	900,992	0.8
493,120		1.875%, due 07/15/13	516,042	0.5
360,357		2.000%, due 07/15/14	388,482	0.3
			1,805,516	1.6

		U.S. Treasury Bonds: 10.0%
1,500,000	S	0.625%, due 06/30/12	1,504,395	1.4
9,500,000		1.000%, due 03/31/12	9,523,380	8.6
			11,027,775	10.0

		Total U.S. Treasury Obligations
		(Cost $12,818,448)	12,833,291	11.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.4%
		Federal Home Loan Bank: 1.2%
1,300,000		0.375%, due 11/27/13	1,299,410	1.2

		Federal Home Loan Mortgage Corporation: 9.7%##
2,500,000		0.235%, due 06/17/13	2,502,157	2.3
5,000,000		0.245%, due 06/03/13	5,003,135	4.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation: (continued)
900,000		0.500%, due 10/15/13	$899,210	0.8
1,600,000		0.500%, due 10/18/13	1,599,381	1.4
15,572		5.000%, due 09/01/17	16,773	0.0
17,269		5.000%, due 09/01/17	18,601	0.0
58,803		5.000%, due 10/01/17	63,338	0.1
8,027		5.000%, due 10/01/17	8,723	0.0
50,446		5.000%, due 10/01/17	53,910	0.1
7,347		5.000%, due 10/01/17	7,914	0.0
7,506		5.000%, due 10/01/17	8,085	0.0
7,425		5.000%, due 10/01/17	8,070	0.0
9,012		5.000%, due 10/01/17	9,795	0.0
128,849		5.000%, due 11/01/17	137,722	0.1
6,915		5.000%, due 11/01/17	7,448	0.0
7,613		5.000%, due 11/01/17	8,274	0.0
11,137		5.000%, due 02/01/18	12,104	0.0
6,515		5.000%, due 03/01/18	7,080	0.0
6,518		5.000%, due 03/01/18	7,084	0.0
7,646		5.000%, due 03/01/18	8,310	0.0
6,922		5.000%, due 04/01/18	7,523	0.0
7,432		5.000%, due 05/01/18	8,077	0.0
7,180		5.000%, due 06/01/18	7,803	0.0
7,785		5.000%, due 07/01/18	8,461	0.0
7,603		5.000%, due 11/01/18	8,263	0.0
67,790		5.500%, due 01/01/20	74,056	0.1
295,852		5.000%, due 11/01/16–07/01/18	319,864	0.3
			10,821,161	9.7

		Federal National Mortgage Association: 10.5%##
4,700,000		0.376%, due 05/17/13	4,706,740	4.2
3,600,000		0.600%, due 11/14/13	3,602,689	3.3
1,000,000		1.450%, due 06/29/15	1,003,472	0.9
800,000		1.500%, due 03/28/14	802,143	0.7
500,000		4.125%, due 04/15/14	541,444	0.5
26,438		5.000%, due 03/01/18	28,832	0.0
70,589		5.000%, due 04/01/18	76,673	0.1
791,107		5.000%, due 08/25/19	849,546	0.8
			11,611,539	10.5

		Total U.S. Government Agency Obligations
		(Cost $23,660,106)	23,732,110	21.4

		Total Long-Term Investments
		(Cost $45,556,437)	45,645,744	41.2

SHORT-TERM INVESTMENTS: 43.1%
		U.S. Government Agency Obligations: 1.6%
1,800,000		Federal Home Loan Banks, 0.210%, 01/04/13
		(Cost $1,799,391)	1,799,326	1.6

		U.S. Treasury Bills: 25.3%
14,000,000		United States Treasury Bill, 0.040%, 04/12/12	13,999,412	12.7
14,000,000		United States Treasury Bill, 04/19/12 (Cost $27,995,487)	13,999,370	12.6
			27,998,782	25.3

See Accompanying Notes to Financial Statements

35

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	CONSOLIDATED SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 16.2%
17,922,991	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $17,922,991)	$17,922,991	16.2

	Total Short-Term Investments
	(Cost $47,717,869)	47,721,099	43.1

	Total Investments in Securities (Cost $93,274,306)	$93,366,843	84.3
	Assets in Excess of Other Liabilities	17,426,837	15.7
	Net Assets	$110,793,680	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$100,949
Gross Unrealized Depreciation	(8,412)
Net Unrealized Appreciation	$92,537

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$5,811,458	$—	$5,811,458
Collateralized Mortgage Obligations	—	2,638,099	—	2,638,099
Municipal Bonds	—	630,786	—	630,786
Short-Term Investments	17,922,991	29,798,108	—	47,721,099
U.S. Government Agency Obligations	—	23,732,110	—	23,732,110
U.S. Treasury Obligations	—	12,833,291	—	12,833,291
Total Investments, at value	$17,922,991	$75,443,852	$—	$93,366,843
Other Financial Instruments+
Futures	2,448	—	—	2,448
Swaps	—	—	—	—
Total Assets	$17,925,439	$75,443,852	$—	$93,369,291
Liabilities Table
Other Financial Instruments+
Futures	$(61,663)	$—	$—	$(61,663)
Total Liabilities	$(61,663)	$—	$—	$(61,663)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

36

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	CONSOLIDATED SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/11
Asset Table
Investments, at value
Collateralized Mortgage Obligations	$200,210	$—	$—	$—	$—	$—	$—	$(200,210)	$—
Total Investments, at value	$200,210	$—	$—	$—	$—	$—	$—	$(200,210)	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ING Goldman Sachs Commodity Strategy Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	3	03/21/12	$393,375	$2,448
			$393,375	$2,448
Short Contracts
90-Day Eurodollar	5	03/19/12	$1,241,937	$(23,262)
U.S. Treasury 2-Year Note	34	03/30/12	7,498,594	(444)
U.S. Treasury 5-Year Note	6	03/30/12	739,547	(692)
U.S. Treasury Long Bond	7	03/21/12	1,013,687	(32,257)
U.S. Treasury Ultra Long Bond	1	03/21/12	160,188	(5,008)
			$10,653,953	$(61,663)

ING Goldman Sachs Commodity Strategy Portfolio Total Return Swap Agreements on Commodity Indices Outstanding on December 31, 2011:(1)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive the price return on the Merrill Lynch Commodity Index, if positive.
Pay 14 basis points and, if negative, the absolute value of the price return for the Merrill Lynch Commodity Index. Counterparty: Merrill Lynch & Co., Inc.	03/20/12	USD 94,508,064	$—	$—	$—
Receive the price return on the Merrill Lynch Commodity Index, if positive.
Pay 14 basis points and, if negative, the absolute value of the price return for the Merrill Lynch Commodity Index. Counterparty: Merrill Lynch & Co., Inc.	03/20/12	USD 4,776,875	—	—	—
Receive the price return on the Merrill Lynch Commodity Index, if positive.
Pay 14 basis points and, if negative, the absolute value of the price return for the Merrill Lynch Commodity Index. Counterparty: Merrill Lynch & Co., Inc.	03/20/12	USD 861,980	—	—	—
Receive the price return on the Dow Jones-UBS Commodity Index Excess ReturnSM, if positive.
Pay 14 basis points and, if negative, the absolute value of the price return for the Dow Jones-UBS Commodity Index Excess ReturnSM. Counterparty: UBS Warburg LLC	10/02/12	USD 11,586,493	—	—	—
			$—	$—	$—

(1)	Each respective total return swap resets monthly based on the change in the price return of the referenced commodity index. At December 31, 2011, each total return swap reset with a negative price return and the Portfolio recorded a realized loss on December 31, 2011 in the amount of $(4,365,300). The fair value of each total return swap is recorded at $0 as the price return of the respective commodity index had zero change as both the closing and opening price of the index was unchanged.

See Accompanying Notes to Financial Statements

37

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	CONSOLIDATED SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$2,448
Total Asset Derivatives		$2,448

Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$61,663
Total Liability Derivatives		$61,663

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Commodity contracts	$—	$1,774,828	$1,774,828
Interest rate contracts	(1,071,399)	—	(1,071,399)
Total	$(1,071,399)	$1,774,828	$703,429

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Commodity contracts	$—	$—	$—
Interest rate contracts	124,835	—	124,835
Total	$124,835	$—	$124,835

See Accompanying Notes to Financial Statements

38

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount
ING BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.2301
Class I	NII	$0.2750
Class S	NII	$0.2557
All Classes	STCG	$0.4309
All Classes	LTCG	$0.0148

ING Goldman Sachs Commodity Strategy Portfolio
Class ADV	NII	$1.0243
Class I	NII	$1.0276
Class S	NII	$1.0268

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

39

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present) and Consultant (January 2005–Present).	140	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present). Formerly, Consultant (July 2007–February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006–July 2007).	140	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	140	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, 35 Funds (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	November 2007–Present	Retired.	140	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 1997–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	140	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	140	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006–Present	Consultant (May 2001–Present).	140	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/ Trustee	January 1994–Present	President, Springwell Corporation, a corporate finance firm (March 1989–Present).	140	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	November 2007–Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001–December 2007).	140	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	177	ING Capital Corporation, LLC (December 2005–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	March 2003–Present
Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–Present). Formerly, Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012–Present	Chief Compliance Officer, ING Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006–Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011–Present	Vice President–Fund Compliance, ING Funds Services, LLC (October 2009–Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006–October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	November 1999–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010)

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

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Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007–Present	Vice President, ING Funds Services, LLC (December 2006–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006–Present
Vice President, ING Investment Management — ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008–Present	Assistant Vice President—Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management—ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008–Present
Vice President and Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008)

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 17, 2011 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts and sub-advisory contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new Portfolios.

The Board has established two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ended November 30, 2012, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 17, 2011 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2013. The Board further noted that this separation may result

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and subadvisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature and quality of the services the Sub-Advisers provide to the applicable Portfolios and the Sub-Advisers’ compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with Sub-Advisers and research on Sub-Advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Portfolios that they manage. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of a Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new Sub-Advisers that are recommended to the Board to manage the Portfolios in the ING Fund complex. The Board noted that, for new non-ING-affiliated Sub-Advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new Sub-Adviser, as well as preparing written materials and reports to the Committees and the Board as part of the process of approving any new Sub-Adviser for a Portfolio.

The Board also considered that in the course of monitoring performance of Sub-Advisers, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by non-ING-affiliated Sub-Advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and myriad other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the Committees to assist with addressing any issues that arise.

The Board noted that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011

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meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2011. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and each ING-affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board

48

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

noted that many of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and ING-affiliated Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2011 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which the Portfolio’s performance matched its Morningstar category median; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the three-year period, and the third quintile for the most recent calendar quarter and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Goldman Sachs Commodity Strategy Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Goldman Sachs Commodity Strategy Portfolio, the Board

49

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and three-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the reasonableness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

50

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Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

                   VPAR-UFIIT3AISS2     (1211-022412)

Annual Report

December 31, 2011

Classes ADV, I and S

ING Investors Trust

■	ING DFA Global Allocation Portfolio
■	ING DFA World Equity Portfolio
■	ING Franklin Templeton Founding Strategy Portfolio
■	ING Oppenheimer Active Allocation Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor’s downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone’s debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 3, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world’s economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed”. There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country’s credit rating. A bipartisan “Debt Super Committee” appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers’ indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone’s sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank (“ECB”) stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone’s problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI All Country World® Index	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index	A comprehensive measure of the total return performance of the government bond markets of approximately 22 countries with maturities ranging from one to five years. It is hedged to the U.S. dollar. This index is unmanaged and reflects reinvested dividends and/or distributions, but does not reflect sales charges, commissions, expenses or taxes.

3

ING DFA GLOBAL ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING DFA Global Allocation Portfolio (the “Portfolio”) seeks high level of total return, consisting of capital appreciation and income. The Portfolio seeks to achieve its investment objective by investing in a combination of mutual funds advised by Dimensional Fund Advisors LP (“DFA”) — the sub-adviser. The Portfolio is managed by Stephen A. Clark, Portfolio Manager of DFA.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares, provided a total return of (4.73)% compared to the MSCI All Country World® Index, the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index (“CWG 1-5 Year Index”), and a composite index consisting of 60% MSCI All Country World® Index and 40% CWG 1-5 Year Index (“Composite Index”) which returned (7.35)%, 2.31%, and (3.22)% respectively, for the same period.

Portfolio Specifics: The Portfolio invests in a combination of underlying funds advised by DFA (the “Underlying Funds”). The Portfolio’s investment strategy employs a disciplined approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity or fixed income securities with desired asset class characteristics. As of December 31, 2011, the Portfolio, through its Underlying Funds, held 280 fixed income securities and 11,447 equity securities across 46 countries.

As a result of the Underlying Funds’ diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class. For the year ended December 31, 2011, the Portfolio underperformed the Composite Index.

For the one year period ended December 31, 2011, the equity component of the Portfolio underperformed its equity benchmark, the MSCI All Country World® Index. The underperformance was due in part to the Portfolio’s greater emphasis on deep value securities and higher allocation to small company securities, as compared to its equity benchmark index. During the period, small company stocks underperformed large company stocks and deep value stocks had particularly poor performance. Underlying Funds that focused on the deep value segment generally underperformed their benchmarks.

During 2011, the fixed income component of the Portfolio underperformed its fixed income benchmark, the CWG 1-5 Year Index. The overall underperformance was largely driven by the underperformance of the DFA Selectively Hedged Global Fixed Portfolio, which was negatively affected by unhedged exposure to Euro denominated bonds, and by the underperformance of the DFA VA Short Term Fixed Portfolio, which was negatively affected by its higher allocation to shorter maturity U.S. Dollar denominated bonds during a period of declining interest rates. The DFA VA Short Term Fixed Portfolio had performance which fell between its 6 month and 1 year benchmark, but below the Citigroup World Government Bond Index 1-5 Years hedged into USD. The DFA VA Global Bond Portfolio outperformed its benchmark.

Target Allocations

as of December 31, 2011

(as a percent of net assets)

U.S. Equity	15% - 40%
International Developed	15% - 40%
Emerging Markets	3% - 12%
Global Real Estate	0% - 6%
Global Fixed Income	20% - 60%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We will continue to pursue a disciplined approach to identify securities for purchase or sale for the Underlying Funds. We do not seek to predict the future course of business conditions, market trends, or interest rates. The Portfolio invests in a blend of DFA’s mutual funds based on the overall desired asset allocation mix of the strategy. As a result of the Underlying Funds’ diversified investment approach, performance is determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING DFA GLOBAL ALLOCATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I and S April 30, 2010
Class ADV	(5.06)%	0.61%
Class I	(4.58)%	1.12%
Class S	(4.73)%	0.95%
MSCI All Country World® Index	(7.35)%	0.63	%(1)
CWG 1-5 Year Index	2.31%	8.05	%(1)
Composite Index	(3.22)%	1.70	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING DFA Global Allocation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from May 1, 2010.

5

ING DFA WORLD EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING DFA World Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing in a combination of mutual funds advised by Dimensional Fund Advisors LP (“DFA”) — the sub-adviser. The Portfolio is managed by Stephen A. Clark, Portfolio Manager of DFA.

Performance: For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (9.17)% compared to the MSCI All Country World® Index, which returned (7.35)% for the same period.

Portfolio Specifics: The Portfolio invests in a combination of underlying funds advised by DFA (the “Underlying Funds”). The Portfolio’s investment strategy employs a disciplined approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity securities with desired asset class characteristics. As of December 31, 2011, the Portfolio, through its Underlying Funds, held 11,447 equity securities across 46 countries.

As a result of the Underlying Funds’ diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class. We design and engineer portfolios that provide exposure to relevant risk factors within the desired asset classes. For the period ended December 31, 2011, the Portfolio underperformed its benchmark, the MSCI All Country World® Index. The Portfolio, through its Underlying Funds, had a higher allocation to deep value companies than the benchmark index, which had a negative impact on returns for the period as deep value companies were particularly poor relative performers during the period. Also contributing to the underperformance was the Portfolio’s lower allocation to large company securities and higher allocation to small company securities, as compared to the benchmark index, during a period when small company securities underperformed large company securities. As of December 31, 2011, the largest market capitalization companies represented 26% of the Portfolio’s holdings, through its Underlying Funds, as compared to 41% in the benchmark index, and the smallest capitalization companies represented 12% of the Portfolio’s holdings, through its Underlying Funds, as compared to less than 1% in the benchmark index.

Performance among underlying equity portfolios was mixed. With respect to both domestic and international underlying portfolios, small cap outperformed while large cap portfolios underperformed and among the latter, those portfolios with a value emphasis performed the worst relative to their benchmarks.

Current Outlook and Strategy: We will continue to pursue a disciplined approach to identify securities for purchase or sale for the Underlying Funds. We do not seek to predict the future course of business conditions, market trends, or interest rates. The Portfolio invests in a blend of DFA’s mutual funds based on the overall desired asset allocation mix of the strategy. As a result of the Underlying Funds’ diversified investment approach, performance is determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations

as of December 31, 2011

(as a percent of net assets)

U.S. Equity	35% - 55%
International Developed	35% - 55%
Emerging Markets	5% - 20%
Global Real Estate	0% - 10%

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING DFA WORLD EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I and S August 20, 2007
Class ADV	(9.52)%	(4.82)%
Class I	(8.96)%	(4.15)%
Class S	(9.17)%	(4.38)%
MSCI All Country World® Index	(7.35)%	(3.93	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING DFA World Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from September 1, 2007.

Effective April 30, 2010, the Portfolio was converted from a mutual fund, which invests directly in securities, to a fund-of-funds, which invest in other mutual funds. In addition, on April 30, 2010, the Portfolio’s sub-adviser changed.

7

ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Franklin Templeton Founding Strategy Portfolio (the “Portfolio”) seeks capital appreciation. Income is a secondary consideration. The Portfolio seeks to achieve its investment objective by investing in a combination of ING mutual funds sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited (“Underlying Funds”) on a fixed percentage basis. The Portfolio is managed by Directed Services LLC (the “Investment Adviser”).

Portfolio Specifics: The Investment Adviser uses the S&P 500® Index and the MSCI World IndexSM as benchmarks to which it compares the performance of the Portfolio. For the year ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (1.40)% compared to the S&P 500® Index and the MSCI World IndexSM, which returned 2.11% and (5.54)%, respectively, for the same period.

Target Allocations as of

December 31, 2011

(as a percent of net assets)

ING Franklin Income Portfolio — Class I	33 1/3%
ING Franklin Mutual Shares Portfolio — Class I	33 1/3%
ING Templeton Global Growth Portfolio — Class I	33 1/3%

100.0%

Portfolio holdings are subject to change daily.

Average Annual Total Returns for the Underlying Funds and their Respective Benchmarks for the Period Ended December 31, 2011
1 Year
ING Franklin Income Portfolio, Class I	2.63%
S&P 500® Index	2.11%
Barclays Capital U.S. Aggregate Bond Index	7.84%
ING Franklin Mutual Shares Portfolio, Class I	(0.68)%
S&P 500® Index	2.11%
ING Templeton Global Growth Portfolio, Class I	(5.49)%
MSCI World IndexSM	(5.54)%

8

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Classes ADV, I and S April 30, 2007
Class ADV	(1.81)%	(2.91)%
Class I	(1.15)%	(2.26)%
Class S	(1.40)%	(2.52)%
S&P 500® Index	2.11%	(1.32	)%(1)
MSCI World IndexSM	(5.54)%	(3.94	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Templeton Founding Strategy Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from May 1, 2007.

9

ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Oppenheimer Active Allocation Portfolio (the “Portfolio”) seeks long-term growth of capital with a secondary objective of current income. The Portfolio seeks to achieve its investment objective by investing in a combination of mutual funds advised by OppenheimerFunds, Inc. (“OppenheimerFunds”) — the sub-adviser. The Portfolio is managed by Alan C. Gilston, Krishna Memani and Caleb Wong, Portfolio Managers of OppenheimerFunds.

Performance: For the one year period ended December 31, 2011, the Portfolio’s Class S shares provided a total return of (4.51)% compared to the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index and a composite index consisting of 75% of the S&P 500® Index and 25% of the Barclays Capital U.S. Aggregate Bond Index (“Composite Index”), which returned 2.11%, 7.84% and 3.76%, respectively, for the same period.

Portfolio Specifics: This Portfolio typically invests 75-85% of its assets in a “core static allocation” of Oppenheimer funds and 15-25% in a “tactical component.” The core allocation is rebalanced at least annually while the tactical component will be invested in various Oppenheimer funds and potentially other securities, seeking to “tilt” the entire portfolio in an attempt to take advantage of temporary current market conditions that may present opportunities.

In the static allocation, a number of the U.S. underlying equity holdings of the Portfolio detracted from performance results. This was particularly true during the second half of the year, when equity holdings fell farther than the S&P 500® Index in the third quarter and then didn’t recover as swiftly in the fourth quarter when the U.S. equity market rallied. On the international equity side, the Portfolio’s underlying international equity funds did not contribute positively to performance results. International equities generally fared worse for the 12-month reporting period as compared to most U.S. equity-focused indices and this was reflected in the performance of the Portfolio’s holdings in this area. The European debt crisis as well as countries in the emerging markets such as India, Brazil and Australia rapidly swinging from strong gross domestic product (“GDP”) growth to slow or negative GDP growth weighed heavily on the returns of these two underlying funds.

Fixed-income investments, particularly those domiciled in the U.S., generally performed much better relative to global equities. Corporate bonds and mortgage-backed securities generally had solid performance results. Oppenheimer Core Bond Fund had positive performance for the 12-month reporting period and performed generally in line versus the Barclays Capital U.S. Aggregate Bond Index. Oppenheimer Limited-Term Government Fund finished the reporting period up slightly and performed in line with the Barclays Capital U.S. 1-3 Year Government Bond Index. Oppenheimer International Bond finished the period basically flat, performing well in the first half of the reporting period and then, as volatility in the international risk markets significantly intensified, struggling in the second half, in part due to unexpected and ongoing volatility in the currency markets. The Citigroup Non-U.S. Dollar World Government Bond Index fared better than Oppenheimer International Bond Fund for the period.

In terms of the tactical (“actively managed”) portion of the Portfolio, the significant volatility in the global equity, currency markets and among foreign fixed-income investments resulted in a challenging investment environment. The component did not perform well with its relative tilts on equity and fixed income sectors, particularly over the second half of 2011. For example, we attempted to opportunistically hedge the component’s exposure to equities but the timing of these hedges detracted from performance. A long position in historically riskier asset classes over the summer of 2011, coupled with a larger allocation to more defensive asset classes when the markets rallied over the last quarter of 2011, detracted from performance. A number of strategies benefited the component’s performance, including exposure to high dividend paying stocks, bank loans, and event-linked bonds. Exposure to Oppenheimer Real Estate Fund also contributed to performance, as it performed well over the fourth quarter of 2011. In terms of positioning, towards the end of 2011, the component’s allocation to fixed income favored event-linked bonds. In order to limit the Portfolio’s exposure to the European debt crisis, the tactical component’s allocation towards international equities was re-allocated primarily to U.S. and emerging market equities. On the inflation front, the component also had an allocation to commodities, Treasury Inflation-Protected securities, real estate and gold and special minerals.

Current Strategy and Outlook: At period end, investors generally remain wary of risk. The markets are pricing in a great deal of uncertainty, whether that uncertainty lies with the outcomes of the debates in the U.S. Congress over debt reduction or the political upheavals across much of Europe. Weak GDP numbers in multiple regions of the globe have raised questions around whether the fragile global economic recovery has reversed course and begun a slide back into recession. Concerns exist that slow or negative growth will negatively impact consumer sentiment and spending habits, leading to further weakness in the global economy and the markets. Improving unemployment figures in the U.S. offer some degree of optimism for the U.S economy. Measures being undertaken in Europe to shore up the euro and the euro zone may help to stem in 2012 some of the significant market volatility we saw in 2011. Despite the market volatility we have witnessed of late, we remain confident in our investment approach. We will continue to search for companies that, in our view, offer strong earnings prospects and are trading at attractive valuations. We believe that moments like these can lead to significant investment opportunities where solid companies are undervalued and which we believe we can purchase at a bargain price.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations

as of December 31, 2011

(as a percent of net assets)

Fixed Income	27.28%
Global Equity	22.71%
Domestic Equity	41.76%
Commodities	2.40%
Real Estate	1.36%
Cash	3.89%
Gold and Precious Metals	0.60%
100.00%

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception of Class S October 2, 2008
Class S	(4.51)%	2.28%
S&P 500® Index	2.11%	4.67	%(1)
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.71	%(1)
Composite Index	3.76%	5.87	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Oppenheimer Active Allocation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for indices is shown from October 1, 2008.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**	Beginning Account Value July 01, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2011**
ING DFA Global Allocation Portfolio
Class ADV	$1,000.00	$916.20	1.05%	$5.07	$1,000.00	$1,019.91	1.05%	$5.35
Class I	1,000.00	917.40	0.45	2.17	1,000.00	1,022.94	0.45	2.29
Class S	1,000.00	917.60	0.70	3.38	1,000.00	1,021.68	0.70	3.57
ING DFA World Equity Portfolio
Class ADV	$1,000.00	$862.30	0.82%	$3.85	$1,000.00	$1,021.07	0.82%	$4.18
Class I	1,000.00	864.40	0.18	0.85	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	864.20	0.43	2.02	1,000.00	1,023.04	0.43	2.19
ING Franklin Templeton Founding Strategy Portfolio
Class ADV	$1,000.00	$921.90	0.69%	$3.34	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	925.80	0.09	0.44	1,000.00	1,024.75	0.09	0.46
Class S	1,000.00	924.20	0.34	1.65	1,000.00	1,023.49	0.34	1.73
ING Oppenheimer Active Allocation Portfolio
Class S	$1,000.00	$913.90	0.70%	$3.38	$1,000.00	$1,021.68	0.70%	$3.57

*	Expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING DFA Global Allocation Portfolio, ING DFA World Equity Portfolio, ING Franklin Templeton Founding Strategy Portfolio, and ING Oppenheimer Active Allocation Portfolio, each a series of ING Investors Trust, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

	ING DFA Global Allocation Portfolio	ING DFA World Equity Portfolio	ING Franklin Templeton Founding Strategy Portfolio	ING Oppenheimer Active Allocation Portfolio
ASSETS:
Investments in unaffiliated underlying funds*	$10,326,855	$161,183,947	$—	$50,943,971
Investments in affiliated underlying funds**	—	—	765,765,900	—
Short-term investments at value***	23,294	625,546	—	1,083,005
Cash	—	—	—	432,528
Receivables:
Investments in affiliated underlying funds sold	—	—	74,987	—
Fund shares sold	848	12,060	—	10,307
Dividends	4	14,064	—	195
Reimbursement due from manager	410	25,435	—	2,053

Total assets	10,351,411	161,861,052	765,840,887	52,472,059

LIABILITIES:
Payable for investments in unaffiliated underlying funds	—	—	—	147,358
Payable for fund shares redeemed	15,667	679	74,987	157
Payable to affiliates	8,701	82,694	195,050	26,539
Payable for trustee fees	51	808	3,832	261
Other accrued expenses and liabilities	48,953	100,510	62,790	52,153

Total liabilities	73,372	184,691	336,659	226,468

NET ASSETS	$10,278,039	$161,676,361	$765,504,228	$52,245,591

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$10,850,265	$205,441,918	$885,785,748	$47,516,258
Undistributed (distributions in excess of) net investment income	(58)	3,492,912	28,810,722	817,838
Accumulated net realized loss	(386,581)	(39,210,193)	(160,350,215)	(1,994,032)
Net unrealized appreciation (depreciation)	(185,587)	(8,048,276)	11,257,973	5,905,527

NET ASSETS	$10,278,039	$161,676,361	$765,504,228	$52,245,591

* Cost of investments in unaffiliated underlying funds	$10,512,442	$169,233,585	$—	$45,038,444
** Cost of investments in affiliated underlying funds	$—	$—	$754,507,927	$—
*** Cost of short-term investments	$23,294	$625,546	$—	$1,083,005

Class ADV
Net assets	$9,945,119	$1,796,639	$4,288,509	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	1,018,350	238,614	538,449	n/a
Net asset value and redemption price per share	$9.77	$7.53	$7.96	n/a
Class I
Net assets	$330,010	$1,237,382	$1,563,775	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	34,165	161,203	192,920	n/a
Net asset value and redemption price per share	$9.66	$7.68	$8.11	n/a
Class S
Net assets	$2,910	$158,642,340	$759,651,944	$52,245,591
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	20,722,755	94,154,337	5,111,792
Net asset value and redemption price per share	$9.66	$7.66	$8.07	$10.22

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

	ING DFA Global Allocation Portfolio	ING DFA World Equity Portfolio	ING Franklin Templeton Founding Strategy Portfolio	ING Oppenheimer Active Allocation Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$—	$—	$31,636,477	$—
Dividends from unaffiliated underlying funds	367,357	4,363,239	—	1,232,338

Total investment income	367,357	4,363,239	31,636,477	1,232,338

EXPENSES:
Investment management fees	68,111	505,207	—	147,069
Distribution and service fees:
Class ADV	200,293	12,146	28,219	—
Class S	7	498,505	2,078,353	147,069
Transfer agent fees	76	646	919	115
Administrative service fees	27,244	202,081	418,512	58,828
Shareholder reporting expense	21,128	66,410	69,434	16,060
Professional fees	10,601	23,321	114,590	39,051
Custody and accounting expense	3,547	14,965	65,701	6,161
Trustee fees	837	6,237	24,225	1,654
Offering expense	6,352	—	—	—
Miscellaneous expense	4,275	13,006	30,271	8,978
Interest expense	17	1,527	—	—

Total expenses	342,488	1,344,051	2,830,224	424,985
Net waived and reimbursed fees	(59,298)	(474,618)	(5,643)	(12,050)

Net expenses	283,190	869,433	2,824,581	412,935

Net investment income	84,167	3,493,806	28,811,896	819,403

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from unaffiliated underlying funds	61,322	560,336	—	50,880
Sale of affiliated underlying funds	—	—	(29,677,446)	—
Sale of unaffiliated underlying funds	(373,633)	4,140,368	—	(753,586)
Foreign currency related transactions	—	(102)	—	—

Net realized gain (loss)	(312,311)	4,700,602	(29,677,446)	(702,706)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated underlying funds	(1,400,228)	(25,643,481)	—	(2,656,606)
Affiliated underlying funds	—	—	(10,015,815)	—
Foreign currency related transactions	—	16	—	—

Net change in unrealized appreciation (depreciation)	(1,400,228)	(25,643,465)	(10,015,815)	(2,656,606)

Net realized and unrealized loss	(1,712,539)	(20,942,863)	(39,693,261)	(3,359,312)

Decrease in net assets resulting from operations	$(1,628,372)	$(17,449,057)	$(10,881,365)	$(2,539,909)

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING DFA Global Allocation Portfolio		ING DFA World Equity Portfolio
	Year Ended December 31, 2011	April 30, 2010(1) to December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$84,167	$368,641	$3,493,806	$4,644,566
Net realized gain (loss)	(312,311)	119,008	4,700,602	17,286,411
Net change in unrealized appreciation (depreciation)	(1,400,228)	1,214,641	(25,643,465)	18,680,893

Increase (decrease) in net assets resulting from operations	(1,628,372)	1,702,290	(17,449,057)	40,611,870

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(83,534)	(432,151)	(47,132)	(3,058)
Class I	(7,956)	(9,266)	(27,872)	(9,633)
Class S	(65)	(56)	(4,540,471)	(3,087,731)
Net realized gains:
Class ADV	(132,218)	(14,248)	—	—
Class I	(2,778)	(248)	—	—
Class S	(27)	(2)	—	—

Total distributions	(226,578)	(455,971)	(4,615,475)	(3,100,422)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,397,977	27,073,305	22,144,448	56,956,447
Reinvestment of distributions	52,190	455,971	4,615,475	3,100,422

	2,450,167	27,529,276	26,759,923	60,056,869
Cost of shares redeemed	(18,867,581)	(225,192)	(69,093,355)	(27,631,110)

Net increase (decrease) in net assets resulting from capital share transactions	(16,417,414)	27,304,084	(42,333,432)	32,425,759

Net increase (decrease) in net assets	(18,272,364)	28,550,403	(64,397,964)	69,937,207

NET ASSETS:
Beginning of year or period	28,550,403	—	226,074,325	156,137,118

End of year or period	$10,278,039	$28,550,403	$161,676,361	$226,074,325

Undistributed (distributions in excess of) net investment income at end of year or period	$(58)	$—	$3,492,912	$4,614,683

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING Franklin Templeton Founding Strategy Portfolio		ING Oppenheimer Active Allocation Portfolio
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$28,811,896	$19,389,375	$819,403	$698,757
Net realized gain (loss)	(29,677,446)	(43,669,324)	(702,706)	1,003,221
Net change in unrealized appreciation (depreciation)	(10,015,815)	110,466,746	(2,656,606)	3,593,542

Increase (decrease) in net assets resulting from operations	(10,881,365)	86,186,797	(2,539,909)	5,295,520

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(96,283)	(34,066)	—	—
Class I	(70,624)	(38,931)	—	—
Class S	(19,214,557)	(21,546,357)	(15,396)	(691,122)
Net realized gains:
Class S	—	—	(25,293)	(1,202,341)

Total distributions	(19,381,464)	(21,619,354)	(40,689)	(1,893,463)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,742,205	12,884,204	17,553,262	36,464,020
Reinvestment of distributions	19,381,464	21,619,354	40,689	1,893,463

	35,123,669	34,503,558	17,593,951	38,357,483
Cost of shares redeemed	(116,846,554)	(90,171,006)	(23,990,155)	(6,806,835)

Net increase (decrease) in net assets resulting from capital share transactions	(81,722,885)	(55,667,448)	(6,396,204)	31,550,648

Net increase (decrease) in net assets	(111,985,714)	8,899,995	(8,976,802)	34,952,705

NET ASSETS:
Beginning of year or period	877,489,942	868,589,947	61,222,393	26,269,688

End of year or period	$765,504,228	$877,489,942	$52,245,591	$61,222,393

Undistributed net investment income at end of year or period	$28,810,722	$19,380,290	$817,838	$14,277

See Accompanying Notes to Financial Statements

17

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupements if any(2)(3)(4)		Expenses net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING DFA Global Allocation Portfolio
Class ADV
12-31-11	10.47	0.03	•	(0.56)	(0.53)	0.08		0.09	—	0.17		—	9.77	(5.06)	1.27	1.05		1.05		0.26		9,945	16
04-30-10(5) - 12-31-10	10.00	0.14	•	0.50	0.64	0.16		0.01	—	0.17		—	10.47	6.40	1.65	1.05	†	1.05	†	2.17	†	28,056	9
Class I
12-31-11	10.47	0.30	•	(0.78)	(0.48)	0.24		0.09	—	0.33		—	9.66	(4.58)	0.52	0.45		0.45		2.90		330	16
04-30-10(5) - 12-31-10	10.00	0.92	•	(0.24)	0.68	0.20		0.01	—	0.21		—	10.47	6.77	0.90	0.45	†	0.45	†	13.44	†	491	9
Class S
12-31-11	10.47	0.17		(0.67)	(0.50)	0.22		0.09	—	0.31		—	9.66	(4.73)	0.77	0.70		0.70		1.58		3	16
04-30-10(5) - 12-31-10	10.00	0.16		0.50	0.66	0.18		0.01	—	0.19		—	10.47	6.64	1.15	0.70	†	0.70	†	2.45	†	3	9

ING DFA World Equity Portfolio
Class ADV
12-31-11	8.52	0.15	•	(0.94)	(0.79)	0.20		—	—	0.20		—	7.53	(9.52)	1.16	0.82		0.82		1.80		1,797	10
12-31-10	7.01	0.27		1.40	1.67	0.16		—	—	0.16		—	8.52	24.21	1.21	0.88	†	0.88	†	3.45	†	769	132
12-31-09	5.78	0.11		1.09	1.20	0.00	*	—	—	0.00	*	0.03	7.01	21.28 ††	1.27	0.99		0.99		1.88		1	128
12-31-08	10.41	0.14	•	(4.65)	(4.51)	0.12		—	—	0.12		—	5.78	(43.34)	1.40	0.99		0.99		1.69		1	88
08-20-07(5) - 12-31-07	10.00	0.05		0.38	0.43	0.01		0.01	—	0.02		—	10.41	4.36	1.28	0.99		0.99		1.22		1	180
Class I
12-31-11	8.64	0.21	•	(0.96)	(0.75)	0.21		—	—	0.21		—	7.68	(8.96)	0.41	0.18		0.18		2.48		1,237	10
12-31-10	7.05	0.30		1.45	1.75	0.16		—	—	0.16		—	8.64	25.22	0.46	0.13	†	0.13	†	3.78	†	813	132
12-31-09	5.78	0.15	•	1.09	1.24	0.00	*	—	—	0.00	*	0.03	7.05	21.98 ††	0.52	0.39		0.39		2.39		333	128
12-31-08	10.41	0.17	•	(4.64)	(4.47)	0.16		—	—	0.16		—	5.78	(42.88)	0.65	0.39		0.39		2.30		93	88
08-20-07(5) - 12-31-07	10.00	0.07	•	0.39	0.46	0.04		0.01	—	0.05		—	10.41	4.62	0.53	0.39		0.39		1.82		1	180
Class S
12-31-11	8.62	0.15	•	(0.92)	(0.77)	0.19		—	—	0.19		—	7.66	(9.17)	0.66	0.43		0.43		1.73		158,642	10
12-31-10	7.04	0.18		1.54	1.72	0.14		—	—	0.14		—	8.62	24.84	0.71	0.38	†	0.38	†	2.66	†	224,492	132
12-31-09	5.78	0.14		1.09	1.23	0.00	*	—	—	0.00	*	0.03	7.04	21.80 ††	0.77	0.64		0.64		2.29		155,803	128
12-31-08	10.41	0.17	•	(4.66)	(4.49)	0.14		—	—	0.14		—	5.78	(43.05)	0.90	0.64		0.64		2.09		132,036	88
08-20-07(5) - 12-31-07	10.00	0.06	•	0.39	0.45	0.03		0.01	—	0.04		—	10.41	4.58	0.78	0.64		0.64		1.55		110,405	180

See Accompanying Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions										Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Franklin Templeton Founding Strategy Portfolio
Class ADV
12-31-11	8.30	0.27	•	(0.41)	(0.14)	0.20		—		—	0.20		—	7.96	(1.81)	0.84	0.69	0.69	3.30	4,289	11
12-31-10	7.74	0.18	•	0.60	0.78	0.22		—		—	0.22		—	8.30	10.40	0.83	0.68	0.68	2.26	2,652	10
12-31-09	6.19	0.17	•	1.63	1.80	0.15		0.10		—	0.25		—	7.74	29.82	0.84	0.69	0.69	2.61	1	14
12-31-08	9.68	0.16		(3.65)	(3.49)	—		0.00	*	—	0.00	*	—	6.19	(36.04)	0.84	0.69	0.69	2.01	1	12
04-30-07(5) - 12-31-07	10.00	0.03		(0.35)	(0.32)	—		—		—	—		—	9.68	(3.20)	0.84	0.69	0.69	0.51	1	4
Class I
12-31-11	8.41	0.46	•	(0.54)	(0.08)	0.22		—		—	0.22		—	8.11	(1.15)	0.09	0.09	0.09	5.44	1,564	11
12-31-10	7.80	0.15	•	0.68	0.83	0.22		—		—	0.22		—	8.41	10.97	0.08	0.08	0.08	1.96	1,838	10
12-31-09	6.26	0.20	•	1.66	1.86	0.22		0.10		—	0.32		—	7.80	30.63	0.09	0.09	0.09	3.02	4,335	14
12-31-08	9.73	0.49	•	(3.95)	(3.46)	0.01		0.00	*	—	0.01		—	6.26	(35.55)	0.09	0.09	0.09	6.49	644	12
04-30-07(5) - 12-31-07	10.00	0.07		(0.34)	(0.27)	—		—		—	—		—	9.73	(2.70)	0.09	0.09	0.09	1.11	1	4
Class S
12-31-11	8.37	0.29	•	(0.40)	(0.11)	0.19		—		—	0.19		—	8.07	(1.40)	0.34	0.34	0.34	3.44	759,652	11
12-31-10	7.76	0.19		0.62	0.81	0.20		—		—	0.20		—	8.37	10.77	0.33	0.33	0.33	2.29	873,001	10
12-31-09	6.23	0.19		1.64	1.83	0.20		0.10		—	0.30		—	7.76	30.30	0.34	0.34	0.34	2.88	864,254	14
12-31-08	9.70	0.23	•	(3.69)	(3.46)	0.01		0.00	*	—	0.01		—	6.23	(35.69)	0.34	0.34	0.34	2.86	694,251	12
04-30-07(5) - 12-31-07	10.00	0.00	*	(0.30)	(0.30)	—		—		—	—		—	9.70	(3.00)	0.34	0.34	0.34	0.17	526,804	4

ING Oppenheimer Active Allocation Portfolio
Class S
12-31-11	10.71	0.16		(0.65)	(0.49)	0.00	*	0.00	*	—	0.00	*	—	10.22	(4.51)	0.72	0.70	0.70	1.39	52,246	200
12-31-10	9.71	0.19	•	1.17	1.36	0.12		0.24		—	0.36		—	10.71	14.13	0.76	0.70	0.70	1.93	61,222	116
12-31-09	7.65	0.06		2.08	2.14	0.06		0.02		—	0.08		—	9.71	27.94	1.99	0.70	0.70	0.96	26,270	115
10-02-08(5) - 12-31-08	10.00	0.13		(2.42)	(2.29)	0.06		—		—	0.06		—	7.65	(22.84)	5.48	0.70	0.70	4.74	7,291	23

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS (CONTINUED)

(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
††	Excluding a payment by affiliate in 2009, ING DFA World Equity Portfolio total return would have been 20.80%, 21.50% and 21.31% for Class ADV, Class I and Class S, respectively.

See Accompanying Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-six active separate investment series. The four Portfolios included in this report are: ING DFA Global Allocation Portfolio (“DFA Global Allocation”), ING DFA World Equity Portfolio (“DFA World Equity”), ING Franklin Templeton Founding Strategy Portfolio (“Franklin Templeton Founding Strategy”) and ING Oppenheimer Active Allocation Portfolio (“Oppenheimer Active Allocation”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio, except Oppenheimer Active Allocation, offers the three following classes of shares: Adviser (“Class ADV”), Institutional (“Class I”) and Service (“Class S”). Oppenheimer Active Allocation only offers Class S. The separate classes of shares differ principally in distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL”) serves as the investment adviser to DFA Global Allocation, DFA World Equity and Franklin Templeton Founding Strategy, and ING Investments, LLC (“ING Investments” or “Investment Adviser”) serves as the investment adviser to Oppenheimer Active Allocation (collectively with DSL, the “Investment Advisers”). ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments

Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

DSL, ING Investments, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Advisers and their affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management businesses. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Portfolios’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval.

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

DFA Global Allocation and DFA World Equity seek to achieve their investment objectives by investing in underlying funds sub-advised by Dimensional Fund Advisors LP that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

Franklin Templeton Founding Strategy seeks to achieve its investment objective by investing in other ING mutual funds (“Underlying Funds”) sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

Oppenheimer Active Allocation seeks to achieve its investment objective by investing in Underlying Funds advised by OppenheimerFunds, Inc. that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in Underlying Funds and securities are recorded at their estimated fair value, as described below. The valuations of the Portfolios’ investments in Underlying Funds are based on the net asset values of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable.

Investments in securities held in the Portfolios or the Underlying Funds of sufficient credit quality maturing in 60 days or less are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by the Portfolios or the Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”).

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolio’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolio (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following each Portfolio of Investments.

For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

Each Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the underlying funds are recognized on ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. Each Portfolio records distributions to its shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. Each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

G. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

DFA Global Allocation, DFA World Equity and Franklin Templeton Founding Strategy have entered into an investment management agreement (“Investment Management Agreement”) with DSL. The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. DFA Global Allocation and DFA World Equity pay DSL a fee of 0.25% of their respective average daily net assets. Additionally, prior to May 1, 2011, DSL waived 0.22%

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

of the advisory fee for DFA World Equity. Any fees waived or reimbursed are not eligible for recoupment. Franklin Templeton Founding Strategy does not pay DSL an advisory fee.

Oppenheimer Active Allocation entered into an Investment Management Agreement with ING Investments. The Investment Management Agreement compensates ING Investments with a fee, computed daily and payable monthly, based on the average daily net assets of Oppenheimer Active Allocation. Oppenheimer Active Allocation pays ING Investments a fee of 0.25% of its average daily net assets.

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. The Administrator receives compensation in the amount equal to 0.10%, 0.10%, 0.05% and 0.10% of the average daily net assets of DFA Global Allocation, DFA World Equity, Franklin Templeton Founding Strategy and Oppenheimer Active Allocation, respectively.

NOTE 4 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2011, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
DFA Global Allocation	$4,290,570	$20,760,303
DFA World Equity	20,948,997	66,659,807
Franklin Templeton Founding Strategy	94,015,190	166,368,471
Oppenheimer Active Allocation	117,433,269	122,982,442

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Agreement”) for the Class S shares of the Portfolios. The Agreement compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolios make payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S.

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s (except Oppenheimer Active Allocation) average daily net assets attributable to Class ADV shares. For DFA Global

Allocation and Franklin Templeton Founding Strategy, and effective May 1, 2011 for DFA World Equity, IID has contractually agreed to waive a portion of this fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares, so that the actual fee paid by Class ADV shares is an annual rate of 0.35% . The expense waiver will continue through at least May 1, 2012.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2011, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
DFA Global Allocation	$2,395	$958	$5,348	$8,701
DFA World Equity	34,344	13,737	34,613	82,694
Franklin Templeton Founding Strategy	—	32,355	162,695	195,050
Oppenheimer Active Allocation	11,058	4,423	11,058	26,539

At December 31, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING National Trust	DFA Global Allocation	23.73%
ING USA Annuity and Life Insurance Company	DFA Global Allocation	73.04
	DFA World Equity	96.95
	Franklin Templeton Founding Strategy	97.59
	Oppenheimer Active Allocation	97.19

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolios.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL and ING Investments until distribution in accordance with the Plan.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 7 — LINE OF CREDIT

DFA Global Allocation and DFA World Equity, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. Effective May 27, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios utilized the line of credit during the year ended December 31, 2011 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
DFA Global Allocation	1	$500,000	1.23%
DFA World Equity	17	2,483,529	1.32

NOTE 8 — OTHER ACCRUED EXPENSES & LIABILITIES

At December 31, 2011, the Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
DFA Global Allocation	Postage	$34,543
	Professional	10,401

DFA World Equity	Custody	12,306
	Postage	79,052

Franklin Templeton Founding Strategy	Custody	16,338
	Postage	18,533
	Professional	23,542

Oppenheimer Active Allocation	Postage	19,258
	Professional	24,387

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

DSL and ING Investments have agreed to limit expenses, excluding interest, taxes, brokerage commissions,

acquired fund fees and expenses and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S
DFA Global Allocation	1.05%	0.45%	0.70%
DFA World Equity(2)	1.05%	0.45%	0.70%
Franklin Templeton Founding Strategy(3)	0.74%	0.14%	0.39%
Oppenheimer Active Allocation	N/A	N/A	0.70%

(1)	The operating expense limits apply only at each Portfolio level and do not include fees payable by the underlying investment companies in which each Portfolio invests.
(2)

For DFA World Equity, pursuant to a side letter, the total expense limits including the underlying investment companies are 1.21%, 0.61% and 0.86% for Class ADV, Class I, and Class S shares respectively. This side letter is effective through and including May 1, 2012 and is not eligible for recoupment.

(3)	For Franklin Templeton Founding Strategy, the total expense limits including the underlying investment companies are 1.50%, 0.90% and 1.15% for Class ADV, Class I and Class S shares, respectively.

The Investment Advisers may at a later date recoup from each Portfolio management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, that the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Advisers of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for the Portfolios. Outstanding reimbursement balances due to the Portfolios, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from Investment Advisers on the accompanying Statements of Assets and Liabilities.

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written termination of the expense limitation agreements within 90 days of the end of the then current term.

As of December 31, 2011, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers and the related expiration dates are as follows:

	December 31,
	2012	2013	2014	Total
DFA Global Allocation	$—	$75,026	$19,240	$94,266
DFA World Equity	177,289	63,975	—	241,264
Oppenheimer Active Allocation	230,410	21,105	12,050	263,565

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
DFA Global Allocation
Class ADV
12/31/2011	134,677	—	4,229	(1,801,088)	(1,662,182)	1,410,768	—	41,455	(17,733,065)	(16,280,842)
4/30/2010(1) - 12/31/2010	2,638,960	—	42,718	(1,146)	2,680,532	26,378,603	—	446,399	(11,724)	26,813,278
Class I
12/31/2011	95,995	—	1,114	(109,867)	(12,758)	987,209	—	10,735	(1,134,458)	(136,514)
4/30/2010(1) - 12/31/2010	66,418	—	910	(20,405)	46,923	691,692	—	9,514	(213,468)	487,738
Class S
12/31/2011	—	—	—	(6)	(6)	—	—	—	(58)	(58)
4/30/2010(1) - 12/31/2010	301	—	6	—	307	3,010	—	58	—	3,068
DFA World Equity
Class ADV
12/31/2011	198,779	—	5,493	(55,924)	148,348	1,716,254	—	47,132	(446,155)	1,317,231
12/31/2010	98,679	—	425	(8,938)	90,166	747,127	—	3,058	(68,766)	681,419
Class I
12/31/2011	94,142	—	3,196	(30,294)	67,044	800,714	—	27,872	(251,230)	577,356
12/31/2010	389,527	—	1,327	(343,988)	46,866	2,931,862	—	9,632	(2,910,569)	30,925
Class S
12/31/2011	2,310,047	—	521,294	(8,160,731)	(5,329,390)	19,627,480	—	4,540,471	(68,395,970)	(44,228,019)
12/31/2010	6,762,011	—	425,307	(3,267,844)	3,919,474	53,277,458	—	3,087,732	(24,651,775)	31,713,415
Franklin Templeton Founding Strategy
Class ADV
12/31/2011	268,011	—	11,354	(60,331)	219,034	2,253,371	—	96,283	(488,380)	1,861,274
12/31/2010	322,670	—	4,560	(7,915)	319,315	2,520,609	—	34,066	(60,450)	2,494,225
Class I
12/31/2011	179,207	—	8,202	(213,045)	(25,636)	1,572,269	—	70,624	(1,751,605)	(108,712)
12/31/2010	143,797	—	5,156	(486,009)	(337,056)	1,127,718	—	38,931	(3,675,993)	(2,509,344)
Class S
12/31/2011	1,391,691	—	2,239,459	(13,743,197)	(10,112,047)	11,916,565	—	19,214,557	(114,606,569)	(83,475,447)
12/31/2010	1,167,992	—	2,865,207	(11,124,349)	(7,091,150)	9,235,877	—	21,546,357	(86,434,563)	(55,652,329)
Oppenheimer Active Allocation
Class S
12/31/2011	1,620,928	—	3,676	(2,230,467)	(605,863)	17,553,262	—	40,689	(23,990,155)	(6,396,204)
12/31/2010	3,529,769	—	179,289	(697,172)	3,011,886	36,464,020	—	1,893,463	(6,806,835)	31,550,648

(1)	Commencement of operations.

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
DFA Global Allocation	$(496)	$7,330	$(6,834)
DFA World Equity	—	(102)	102
Oppenheimer Active Allocation	—	(446)	446

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Dividends Paid Deduction on Redemptions(1)
DFA Global Allocation	$125,812	$100,766	$441,473	$14,498	$—
DFA World Equity	4,615,475	—	3,100,422	—	—
Franklin Templeton Founding Strategy	19,381,464	—	21,619,354	—	—
Oppenheimer Active Allocation	26,771	13,918	1,180,132	713,331	28,027

(1)	Treated as a long-term capital gain distribution for tax purposes.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Capital Loss Carryforwards
				Amount	Character	Expiration
DFA Global Allocation	$—	$(210,771)	$(361,397)	$—	—	—
DFA World Equity	3,494,122	(8,557,979)	—	(38,700,461)	Short-term	2016
Franklin Templeton Founding Strategy	28,816,966	(90,137,180)	—	(18,260,768)	Short-term	2017
				(22,486,704)	Short-term	2018
				(18,207,590)	Long-term	N/A

				$(58,955,062)

Oppenheimer Active Allocation	869,284	3,860,260	—	—	—	—

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2011, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act are effective for the Portfolios’ tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of December 31, 2011, management of the Portfolios is currently assessing the potential impact to financial statement disclosure, that may result from adopting this ASU.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

28

ING DFA GLOBAL ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.5%
32,338	DFA Emerging Markets Core Equity Portfolio	$557,512	5.4
42,956	DFA International Real Estate Securities Portfolio	188,148	1.8
65,936	DFA International Vector Equity Portfolio	564,411	5.5
85,398	DFA Large Cap International Portfolio	1,443,228	14.1
143,939	VA Global Bond Portfolio	1,540,147	15.0
35,311	VA International Small Portfolio	314,270	3.1
44,565	VA International Value Portfolio	437,178	4.3
100,219	VA Short-Term Fixed Portfolio	1,020,234	9.9
21,727	VA U.S. Large Value Portfolio	311,134	3.0
28,127	VA U.S. Targeted Value Portfolio	310,520	3.0
153,020	DFA Selectively Hedged Global Fixed Income Portfolio	1,540,912	15.0
74,359	DFA U.S. Core Equity 1 Portfolio	800,102	7.8
99,841	DFA U.S. Large Company Portfolio	988,423	9.6
15,138	DFA U.S. Small Cap Portfolio	310,636	3.0
	Total Mutual Funds (Cost $10,512,442)	10,326,855	100.5

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
23,294	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $23,294)	$23,294	0.2
	Total Short-Term Investments (Cost $23,294)	23,294	0.2

	Total Investments in Securities (Cost $10,535,736)	$10,350,149	100.7
	Liabilities in Excess of Other Assets	(72,110)	(0.7)

	Net Assets	$10,278,039	100.0

Cost for federal income tax purposes is $10,560,920.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$157,752
Gross Unrealized Depreciation	(368,523)

Net Unrealized depreciation	$(210,771)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Mutual Funds	$10,326,855	$—	$—	$10,326,855
Short-Term Investments	23,294	—	—	23,294

Total Investments, at value	$10,350,149	$—	$—	$10,350,149

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

29

ING DFA WORLD EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 99.7%
826,135	DFA Emerging Markets Core Equity Portfolio	$14,242,565	8.8
1,092,318	DFA International Real Estate Securities Portfolio	4,784,352	3.0
1,401,934	DFA International Vector Equity Portfolio	12,000,551	7.4
2,239,252	DFA Large Cap International Portfolio	37,843,362	23.4
974,864	VA International Small Portfolio	8,676,287	5.4
1,211,484	VA International Value Portfolio	11,884,656	7.3
578,917	VA U.S. Large Value Portfolio	8,290,088	5.1
743,240	VA U.S. Targeted Value Portfolio	8,205,375	5.1
1,962,829	DFA U.S. Core Equity 1 Portfolio	21,120,036	13.1
2,625,158	DFA U.S. Large Company Portfolio	25,989,068	16.1
397,057	DFA U.S. Small Cap Portfolio	8,147,607	5.0
	Total Mutual Funds (Cost $169,233,585)	161,183,947	99.7

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
625,546	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $625,546)	$625,546	0.4
	Total Short-Term Investments (Cost $625,546)	625,546	0.4

	Total Investments in Securities (Cost $169,859,131)	$161,809,493	100.1
	Liabilities in Excess of Other Assets	(133,132)	(0.1)

	Net Assets	$161,676,361	100.0

Cost for federal income tax purposes is $170,368,863.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,807,318
Gross Unrealized Depreciation	(12,366,688)

Net Unrealized depreciation	$(8,559,370)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Mutual Funds	$161,183,947	$—	$—	$161,183,947
Short-Term Investments	625,546	—	—	625,546

Total Investments, at value	$161,809,493	$—	$—	$161,809,493

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

30

ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares		Value	Percentage of Net Assets

AFFILIATED INVESTMENT COMPANIES: 100.0%
25,899,008	ING Franklin Income Portfolio - Class I	$253,033,309	33.0
33,200,637	ING Franklin Mutual Shares Portfolio - Class I	256,308,916	33.5
24,538,151	ING Templeton Global Growth Portfolio - Class I	256,423,675	33.5
	Total Investments in Affiliated Investment Companies (Cost $754,507,927)	$765,765,900	100.0

	Liabilities in Excess of Other Assets	(261,672)	—

	Net Assets	$765,504,228	100.0

Cost for federal income tax purposes is $855,903,080.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$12,267,816
Gross Unrealized Depreciation	(102,404,996)

Net Unrealized depreciation	$(90,137,180)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Affiliated Investment Companies	$765,765,900	$—	$—	$765,765,900

Total Investments, at value	$765,765,900	$—	$—	$765,765,900

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

31

ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2011

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 1.8%
8,244		iShares Barclays TIPS Bond Fund	$961,992	1.8
		Total Exchange-Traded Funds (Cost $888,301)	961,992	1.8

MUTUAL FUNDS: 95.7%
191,634		Oppenheimer Capital Appreciation Fund/VA	7,617,439	14.6
371,842		Oppenheimer Commodity Strategy Total Return Fund	1,245,672	2.4
707,472		Oppenheimer Core Bond Fund/VA	5,574,881	10.7
74,911		Oppenheimer Developing Markets Fund	2,170,179	4.1
10,783	@	Oppenheimer Discovery Fund	621,418	1.2
7,643		Oppenheimer Gold & Special Minerals Fund	263,602	0.5
544,090		Oppenheimer High Income Fund/VA	1,033,771	2.0
413,743		Oppenheimer International Bond Fund	2,565,205	4.9
245,615		Oppenheimer International Growth Fund	6,268,094	12.0
25,517		Oppenheimer International Small Company Fund	472,584	0.9
338,766		Oppenheimer Limited- Term Government Fund	3,150,523	6.0
182,120		Oppenheimer Main Street Small Cap Fund/VA	3,126,993	6.0
62,277		Oppenheimer Master Event-Linked Bond Fund	701,972	1.3
195,901		Oppenheimer Quest International Value Fund	2,468,355	4.7

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
38,431	Oppenheimer Real Estate Fund	$778,619	$1.5
51,203	Oppenheimer Rising Dividend Fund	821,291	1.6
127,364	Oppenheimer U.S. Government Trust	1,230,335	2.4
471,847	Oppenheimer Value Fund	9,871,046	18.9
	Total Mutual Funds (Cost $44,150,143)	49,981,979	95.7
	Total Long-Term Investments (Cost $45,038,444)	50,943,971	97.5

SHORT-TERM INVESTMENTS: 2.1%
	Mutual Funds: 2.1%
1,083,005	Oppenheimer Institutional Money Market Fund (Cost $1,083,005)	$1,083,005	2 .1
	Total Short-Term Investments (Cost $1,083,005)	1,083,005	2.1

	Total Investments in Securities (Cost $46,121,449)	$52,026,976	99.6
	Assets in Excess of Other Liabilities	218,615	0.4

	Net Assets	$52,245,591	100.0

@	Non-income producing security
Cost for federal income tax purposes is $48,166,716.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,260,161
Gross Unrealized Depreciation	(2,399,901)

Net Unrealized appreciation	$3,860,260

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Exchange-Traded Funds	$961,992	$—	$—	$961,992
Mutual Funds	49,981,979	—	—	49,981,979
Short-Term Investments	1,083,005	—	—	1,083,005

Total Investments, at value	$52,026,976	$—	$—	$52,026,976

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

32

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2011 were as follows:

Portfolio Name	Type	Per Share Amount

ING DFA Global Allocation Portfolio
Class ADV	NII	$0.0841
Class I	NII	$0.2429
Class S	NII	$0.2168
All Classes	STCG	$0.0307
All Classes	LTCG	$0.0561

ING DFA World Equity Portfolio
Class ADV	NII	$0.2034
Class I	NII	$0.2109
Class S	NII	$0.1926

ING Franklin Templeton Founding Strategy Portfolio
Class ADV	NII	$0.2023
Class I	NII	$0.2160
Class S	NII	$0.1946

ING Oppenheimer Active Allocation Portfolio
Class S	NII	$0.0029
Class S	STCG	$0.0020
Class S	LTCG	$0.0025

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING DFA Global Allocation Portfolio	52.12%

ING DFA World Equity Portfolio	20.52%

ING Franklin Templeton Founding Strategy Portfolio	34.69%

ING Oppenheimer Active Allocation Portfolio	16.51%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2011:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*

ING Franklin Templeton Founding Strategy Portfolio	$527,449	$0.0056	12.81%

*	The Portfolio listed above did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present) and Consultant (January 2005 - Present).	140	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007).	140	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	140	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, 35 Funds (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	November 2007 - Present	Retired.	140	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 1997 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	140	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	140	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	140	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/ Trustee	January 1994 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	140	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	November 2007 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	140	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC (December 2005 - Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2012.

(3)

Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	March 2003 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	March 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Chief Compliance Officer, ING Funds (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Vice President - Fund Compliance, ING Funds Services, LLC (October 2009 - Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	February 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010)

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC or ING Investments, LLC, as applicable (together, the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 17, 2011 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts and sub-advisory contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional

38

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

information from Management and address certain unique characteristics related to the introduction of new Portfolios.

The Board has established two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ended November 30, 2012, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 17, 2011 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Advisers; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) for

39

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2013. The Board further noted that this separation may result in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and subadvisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

The ING Franklin Templeton Founding Strategy Portfolio is not sub-advised and invests in a combination of ING mutual funds (“Underlying Funds”) that are sub-advised by Franklin Advisors, Inc., Franklin Mutual Advisers, LLC or Templeton Global Advisors Limited (collectively, the “Franklin Templeton Advisers”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). The Board and/or K&L Gates received the following items with respect to the Franklin Templeton Advisers: (1) responses from the Franklin Templeton Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (2) copies of the Form ADV for each Franklin Templeton Adviser; (3) financial statements for each Franklin Templeton Adviser; and (4) other information relevant to the Board’s evaluations.

Class I shares of the ING Franklin Templeton Founding Strategy Portfolio, ING DFA World Equity Portfolio and ING DFA Global Allocation Portfolio, and Class S shares with respect to ING Oppenheimer Active Allocation Portfolio, were used for purposes of certain comparisons between a Portfolio and its Selected Peer Group. These share classes generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. It should be noted that the performance of the Portfolio primarily reflects the performance of the Underlying Funds in which it invests. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio’s share class being compared to the funds in the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts for Portfolios that have a Sub-Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature and quality of the services the Sub-Advisers provide to the applicable Portfolios and the Sub-Advisers’ compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with Sub-Advisers and research on Sub-Advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Portfolios that they manage. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of a Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the

40

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage an ING Fund. The Board noted that, for new non-ING-affiliated Sub-Advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new Sub-Adviser, as well as preparing written materials and reports to the Committees and the Board as part of the process of approving any new Sub-Adviser for a Portfolio.

The Board also considered that in the course of monitoring performance of Sub-Advisers, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by non-ING-affiliated Sub-Advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and myriad other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the Committees to assist with addressing any issues that arise.

The Board noted that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2011. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by- Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and each ING-affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that many of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and ING-affiliated Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2011 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING DFA World Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING DFA World Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter and three-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the second quintile for the one-year period, the third quintile for the year-to-date and three-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations regarding comparison of the Portfolio’s expense data to its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012.

During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING DFA Global Allocation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING DFA Global Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter period, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in April 2010 and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio commenced operations in April 2010, and therefore had a limited operating history for the purpose of analyzing its performance, it is reasonable to permit the Portfolio time to establish a longer performance

44

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

record for the purposes of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Franklin Templeton Founding Strategy Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Franklin Templeton Founding Strategy Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the second quintile for the three-year period, and the third quintile for the one-year period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Active Allocation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Active Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the most recent calendar quarter, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of an administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all

45

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2012.

During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

46

Investment Advisers

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-UIITF0F1AIS	(1211-022212)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley and Peter Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $910,673 for year ended December 31, 2011 and $985,400 for year ended December 31, 2010.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $110,400 for the year ended December 31, 2011 and $103,200 for year ended December 31, 2010.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $202,027 in the year ended December 31, 2011 and $243,384 in the year ended December 31, 2010. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $15,410 in the year ended December 31, 2011 and $12,500 in the year ended December 31, 2010.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved:  September 29, 2010

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,000 per audit

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

6

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 29 , 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services
Dated:

September 29. 2010 to December 31, 2011

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,122,245 for year ended December 31, 2011 and $1,220,728 for year ended December 31, 2010.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

3

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Investors Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING Artio Foreign Portfolio, ING BlackRock Health Sciences Opportunities Portfolio (formerly, ING Wells Fargo Health Care Portfolio), ING Clarion Global Real Estate Portfolio, ING FMRSM Diversified Mid Cap Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Invesco Van Kampen Growth and Income Portfolio (formerly, ING Van Kampen Growth and Income Portfolio), ING JPMorgan Emerging Markets Equity Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio, ING Limited Maturity Bond Portfolio, ING Marsico Growth Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING PIMCO High Yield Portfolio, ING PIMCO Total Return Bond Portfolio, ING Pioneer Fund Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING T. Rowe Price International Stock Portfolio (formerly, ING Marsico International Opportunities Portfolio), ING Templeton Global Growth Portfolio, ING U.S. Stock Index Portfolio, and the consolidated financial statements of the ING Goldman Sachs Commodity Strategy Portfolio, each a series of ING Investors Trust, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated February 27, 2012 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

February 27, 2012

PORTFOLIO OF INVESTMENTS
ING ARTIO FOREIGN PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 83.5%
		Australia: 1.4%
208,721		Asciano Group	959,145	0.2
133,398		Newcrest Mining Ltd.	4,065,311	0.8
693,864		Sydney Airport	1,885,972	0.4
			6,910,428	1.4

		Canada: 5.5%
93,839		Barrick Gold Corp.	4,250,964	0.9
61,215	L	Cenovus Energy, Inc.	2,032,789	0.4
298,816	@	Ivanhoe Mines Ltd.	5,306,092	1.1
13,134		Pan American Silver
		Corp.	287,240	0.0
163,694		Potash Corp. of
		Saskatchewan, Inc.	6,766,286	1.4
279,950		Suncor Energy, Inc.	8,073,552	1.7
			26,716,923	5.5

		China: 6.6%
84,500	L	Anhui Conch Cement
		Co., Ltd.	249,343	0.1
48,639	@	Baidu.com ADR	5,664,984	1.2
2,043,030		Belle International
		Holdings	3,549,294	0.7
908,180	L	Changsha Zoomlion
		Heavy Industry
		Science and
		Technology
		Development Co. Ltd.	971,211	0.2
111,000		China Mobile Ltd.	1,078,430	0.2
482,000	L	China National Building
		Material Co., Ltd.	543,469	0.1
476,000		China Petroleum &
		Chemical Corp.	499,687	0.1
1,250,000		China Resources
		Enterprise	4,278,624	0.9
138,000		CNOOC Ltd.	240,637	0.0
106,801	@,L	Ctrip.com International
		Ltd. ADR	2,499,144	0.5
1,948,000		Dongfeng Motor Group
		Co., Ltd.	3,326,195	0.7
1,179,000	L	Golden Eagle Retail
		Group Ltd.	2,485,353	0.5
844,000	L	Intime Department
		Store Group Co. Ltd.	861,332	0.2
612,000		PetroChina Co., Ltd.	760,003	0.2
874,000	L	Tingyi Cayman Islands
		Holding Corp.	2,647,365	0.5
1,197,250		Wumart Stores, Inc.	2,496,281	0.5
			32,151,352	6.6

		Czech Republic: 1.2%
35,189		Komercni Banka AS	5,931,151	1.2

		Denmark: 1.8%
74,668		Novo-Nordisk A/S	8,578,100	1.8

		Finland: 0.3%
64,808		Fortum OYJ	1,380,281	0.3

		France: 7.1%
25,052		BNP Paribas	975,508	0.2
34,464		CFAO SA	1,165,968	0.2
97,908		Cie Generale
		D'Optique Essilor
		International S.A.	6,901,675	1.4
51,980		Eutelsat
		Communications	2,024,662	0.4
47,028		Gaz de France	1,277,895	0.3
91,518		Groupe Danone	5,742,966	1.2
10,500		Iliad SA	1,292,359	0.3
31,065	L	LVMH Moet Hennessy
		Louis Vuitton S.A.	4,375,950	0.9
10,535		PPR	1,503,755	0.3
48,129		Sanofi-Aventis	3,518,111	0.7
105,078		Schneider Electric S.A.	5,493,607	1.1
19,808		Societe Generale	437,273	0.1
			34,709,729	7.1

		Germany: 6.4%
20,533		Bayerische Motoren
		Werke AG	1,372,590	0.3
20,745		Brenntag AG	1,929,116	0.4
40,497		DaimlerChrysler AG	1,774,110	0.4
76,779		Deutsche Bank AG	2,909,986	0.6
34,025		Deutsche Post AG	523,107	0.1
101,562		Deutsche Telekom AG	1,165,003	0.2
190,023		Fraport AG Frankfurt
		Airport Services
		Worldwide	9,338,707	1.9
78,153		Fresenius AG	7,226,940	1.5
16,197		Henkel KGaA	783,621	0.2
42,278		Henkel KGaA - Vorzug	2,437,245	0.5
31,341		RWE AG	1,100,173	0.2
8,526		SAP AG	450,953	0.1
			31,011,551	6.4

		Hong Kong: 2.1%
727,815		China Merchants
		Holdings International
		Co., Ltd.	2,105,077	0.4
1,497,000		Hang Lung Properties
		Ltd.	4,249,362	0.9
64,480		Hong Kong Exchanges
		and Clearing Ltd.	1,026,006	0.2
786,779		Lenovo Group Ltd.	523,393	0.1
970,578		Li & Fung Ltd.	1,788,408	0.4
320,000		Zhuzhou CSR Times
		Electric Co., Ltd.	698,613	0.1
			10,390,859	2.1

		India: 1.0%
446,784		Adani Enterprises Ltd.	2,467,511	0.5
131,496		Jsw Steel Ltd.	1,254,591	0.2
591,619		Mundra Port and
		Special Economic
		Zone Ltd.	1,335,316	0.3
			5,057,418	1.0

		Ireland: 1.1%
714,036		Dragon Oil Plc	5,078,878	1.1

		Israel: 0.7%
89,405		Teva Pharmaceutical
		Industries Ltd. ADR	3,608,386	0.7

		Italy: 0.5%
295,640		Intesa Sanpaolo S.p.A.	492,392	0.1
44,928		Saipem S.p.A.	1,900,620	0.4
			2,393,012	0.5

		Japan: 11.8%
44,116		Aisin Seiki Co., Ltd.	1,250,253	0.3
55,667		Canon, Inc.	2,449,756	0.5
9,100		Daikin Industries Ltd.	248,404	0.0
31,894		Fanuc Ltd.	4,864,864	1.0
153,620	L	Honda Motor Co., Ltd.	4,679,404	1.0
543,717		Isuzu Motors Ltd.	2,503,024	0.5
228,946		Itochu Corp.	2,321,389	0.5
372		KDDI Corp.	2,389,097	0.5
193,128		Komatsu Ltd.	4,503,341	0.9
122,964		Mitsubishi Corp.	2,478,310	0.5
251,286		Mitsubishi Electric
		Corp.	2,408,284	0.5
66,900		Mitsui & Co., Ltd.	1,036,899	0.2
384,471		Nissan Motor Co., Ltd.	3,442,974	0.7
13,900		Nitto Denko Corp.	494,429	0.1
16,511		SMC Corp.	2,656,384	0.5
108,600		Softbank Corp.	3,189,373	0.7
146,947		Suzuki Motor Corp.	3,025,649	0.6
184,435		Toyota Motor Corp.	6,098,734	1.3
150,600		Uni-Charm Corp.	7,425,215	1.5
			57,465,783	11.8

		Lebanon: 0.3%
89,753	#	Solidere GDR	1,282,570	0.3

		Luxembourg: 0.8%
722,525		L'Occitane International
		SA	1,448,934	0.3
90,987		SES S.A.	2,179,740	0.5
			3,628,674	0.8

		Macau: 0.9%
854,800	@	Sands China Ltd.	2,398,218	0.5
768,100	L	Wynn Macau Ltd.	1,917,456	0.4
			4,315,674	0.9

		Mexico: 0.2%
316,121		Grupo Financiero
		Banorte SA de CV	957,105	0.2

		Netherlands: 3.8%
24,144		ASML Holding NV	1,008,528	0.2
55,503		Reed Elsevier NV	645,799	0.2
361,219		Royal Dutch Shell PLC
		- Class A	13,252,766	2.7
98,749		Unilever NV	3,395,333	0.7
			18,302,426	3.8

		Nigeria: 0.8%
6,854,228		Nigerian Breweries
		PLC	3,987,531	0.8

		Romania: 1.2%
1,418,538		BRD-Groupe Societe
		Generale	4,554,469	0.9
14,656,000		OMV Petrom SA	1,271,508	0.3
			5,825,977	1.2

		Russia: 2.5%
4,923		Magnit OAO	430,449	0.1
66,654		Pharmstandard	3,467,026	0.7
3,277,720		Sberbank of Russian
		Federation	8,076,236	1.7
			11,973,711	2.5

		South Korea: 0.8%
4,116		Samsung Electronics
		Co., Ltd.	3,786,053	0.8

		Spain: 0.5%
228,771		Banco Santander
		Central Hispano S.A.	1,728,281	0.3
89,465		Banco Bilbao Vizcaya
		Argentaria S.A.	770,668	0.2
			2,498,949	0.5

		Sweden: 1.2%
101,035		Atlas Copco AB - Class
		A	2,164,827	0.4
74,957	L	Elekta AB	3,241,085	0.7
75,339		TeliaSonera AB	510,496	0.1
			5,916,408	1.2

		Switzerland: 6.7%
46,415		Dufry Group	4,260,094	0.9
4,557		Flughafen Zuerich AG	1,580,614	0.3
48,096		Nestle S.A.	2,761,842	0.6
133,186		Novartis AG	7,603,999	1.6
15,081		Roche Holding AG -
		Genusschein	2,550,474	0.5
6,536		Swatch Group AG - BR	2,432,812	0.5
53,474		Swiss Re Ltd.	2,718,603	0.5
20,134		Syngenta AG	5,916,387	1.2
130,924		UBS AG - Reg	1,553,110	0.3
5,596		Zurich Financial
		Services AG	1,260,820	0.3
			32,638,755	6.7

		Taiwan: 0.6%
1,153,000		Taiwan Semiconductor
		Manufacturing Co., Ltd.	2,880,885	0.6

		Ukraine: 0.0%
1,788,271	@	Raiffeisen Bank Aval	29,685	0.0

		United Kingdom: 15.7%
83,944		Amec PLC	1,182,205	0.2
255,415		ARM Holdings PLC	2,357,583	0.5
276,380		Barclays PLC	756,913	0.2
459,535		BG Group PLC	9,817,265	2.0
282,833		BHP Billiton PLC	8,268,751	1.7
25,730		Burberry Group PLC	473,110	0.1
108,000		Centrica PLC	485,078	0.1
370,478		Compass Group PLC	3,515,354	0.7
172,911		CRH PLC	3,432,024	0.7
215,660		Diageo PLC	4,712,155	1.0
251,152		GlaxoSmithKline PLC	5,722,687	1.2
264,729		Hikma
		Pharmaceuticals PLC	2,545,757	0.5
577,221		HSBC Holdings PLC	4,406,499	0.9
104,921		National Grid PLC	1,014,136	0.2
86,660	@	Pharmstandard - Reg
		S GDR	1,218,847	0.3
158,970	@	Premier Oil PLC	895,238	0.2
43,051		Reckitt Benckiser PLC	2,123,260	0.4
41,457		Rio Tinto PLC	2,025,016	0.4
255,092		Rolls-Royce Holdings
		PLC	2,953,474	0.6
170,034		Smith & Nephew PLC	1,650,146	0.3
70,697		Tesco PLC	442,336	0.1
4,118,660		Vodafone Group PLC	11,483,176	2.4
243,585		WPP PLC	2,554,518	0.5
156,748		Xstrata PLC	2,386,495	0.5
			76,422,023	15.7

	Total Common Stock
	(Cost $445,690,122)		405,830,277	83.5

PREFERRED STOCK: 0.6%
		Germany: 0.6%
19,740		Volkswagen AG	2,951,347	0.6

	Total Preferred Stock
	(Cost $3,251,405)		2,951,347	0.6

				Percentage
Principal				of Net
Amount†			Value	Assets
STRUCTURED PRODUCTS: 0.2%
		Ireland: 0.2%
231,829	@,Z	Ryanair Holdings
		Equity-Linked Notes
		(Counterparty:
		Barclays Bank PLC),
		11/02/12	1,088,259	0.2

	Total Structured Products
	(Cost $1,092,749)		1,088,259	0.2

	Total Long-Term
	Investments
	(Cost $450,034,276)		409,869,883	84.3

SHORT-TERM INVESTMENTS: 11.2%
		Securities Lending Collateralcc(1): 2.6%
3,054,002		BNP Paribas Bank,
		Repurchase
		Agreement dated
		12/30/11, 0.06%, due
		01/03/12 (Repurchase
		Amount $3,054,022,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 5.000%-
		6.000%, Market Value
		plus accrued interest
		$3,115,082, due
		05/15/24-04/15/41)	3,054,002	0.6
3,054,002		Cantor Fitzgerald,
		Repurchase
		Agreement dated
		12/30/11, 0.12%, due
		01/03/12 (Repurchase
		Amount $3,054,042,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 1.437%-
		6.014%, Market Value
		plus accrued interest
		$3,115,082, due
		06/01/17-09/01/44)	3,054,002	0.6
3,054,002		Citigroup, Inc.,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $3,054,029,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		5.500%, Market Value
		plus accrued interest
		$3,115,082, due
		01/19/12-12/20/41)	3,054,002	0.6
642,949		Deutsche Bank AG,
		Repurchase
		Agreement dated
		12/30/11, 0.10%, due
		01/03/12 (Repurchase
		Amount $642,956,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		6.500%, Market Value
		plus accrued interest
		$655,808, due
		06/28/12-11/01/41)	642,949	0.2
3,054,002		Merrill Lynch & Co.,
		Inc., Repurchase
		Agreement dated
		12/30/11, 0.02%, due
		01/03/12 (Repurchase
		Amount $3,054,009,
		collateralized by
		various U.S.
		Government Securities,
		1.875%-4.000%,
		Market Value plus
		accrued interest
		$3,115,086, due
		02/15/15-06/30/15)	3,054,002	0.6
			12,858,957	2.6

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 8.6%
41,698,583	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $41,698,583)	41,698,583	8.6

	Total Short-Term
	Investments
	(Cost $54,557,540)	54,557,540	11.2

	Total Investments in
	Securities
	(Cost $504,591,816)	$464,427,423	95.5
	Assets in Excess of Other
	Liabilities	21,666,371	4.5
	Net Assets	$486,093,794	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $513,001,275.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$14,397,233
Gross Unrealized Depreciation	(62,971,085)

Net Unrealized Depreciation	$(48,573,852)

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	15.1%
Consumer Staples	9.0
Energy	9.3
Financials	9.1
Health Care	11.9
Industrials	11.0
Information Technology	4.0
Materials	9.4
Telecommunications	4.4
Utilities	1.1
Short-Term Investments	11.2
Assets in Excess of Other Liabilities	4.5
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$6,910,428	$—	$6,910,428
Canada	26,716,923	—	—	26,716,923
China	8,164,128	23,987,224	—	32,151,352
Czech Republic	5,931,151	—	—	5,931,151
Denmark	—	8,578,100	—	8,578,100
Finland	—	1,380,281	—	1,380,281
France	—	34,709,729	—	34,709,729
Germany	—	31,011,551	—	31,011,551
Hong Kong	—	10,390,859	—	10,390,859
India	—	5,057,418	—	5,057,418
Ireland	—	5,078,878	—	5,078,878
Israel	3,608,386	—	—	3,608,386
Italy	—	2,393,012	—	2,393,012
Japan	—	57,465,783	—	57,465,783
Lebanon	1,282,570	—	—	1,282,570
Luxembourg	—	3,628,674	—	3,628,674
Macau	—	4,315,674	—	4,315,674
Mexico	957,105	—	—	957,105
Netherlands	—	18,302,426	—	18,302,426
Nigeria	3,987,531	—	—	3,987,531
Romania	—	5,825,977	—	5,825,977
Russia	11,973,711	—	—	11,973,711
South Korea	—	3,786,053	—	3,786,053
Spain	—	2,498,949	—	2,498,949
Sweden	—	5,916,408	—	5,916,408
Switzerland	—	32,638,755	—	32,638,755
Taiwan	—	2,880,885	—	2,880,885
Ukraine	—	29,685	—	29,685
United Kingdom	—	76,422,023	—	76,422,023
Total Common Stock	62,621,505	343,208,772	—	405,830,277
Preferred Stock	—	2,951,347	—	2,951,347
Structured Products	1,088,259	—	—	1,088,259
Short-Term Investments	41,698,583	12,858,957	—	54,557,540
Total Investments, at value	$105,408,347	$359,019,076	$—	$464,427,423
Other Financial Instruments+
Futures	135,085	—	—	135,085
Forward Foreign Currency Contracts	—	133,467	—	133,467
Total Assets	$105,543,432	$359,152,543	$—	$464,695,975
Liabilities Table
Other Financial Instruments+
Futures	$(3,938)	$—	$—	$(3,938)
Forward Foreign Currency Contracts	—	(27,226)	—	(27,226)
Total Liabilities	$(3,938)	$(27,226)	$—	$(31,164)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Artio Foreign
Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Credit Suisse First
Boston	British Pound	3,449,995	Sell	03/21/12	$5,341,283	$5,353,586	$(12,303)
Credit Suisse First
Boston	EU Euro	823,574	Sell	03/21/12	1,073,117	1,066,704	6,413
Deutsche Bank AG	EU Euro	887,614	Sell	03/21/12	1,156,384	1,149,649	6,735
Deutsche Bank AG	EU Euro	6,203,408	Sell	03/21/12	8,114,679	8,034,734	79,945
Deutsche Bank AG	EU Euro	5,778,136	Sell	03/21/12	7,524,288	7,483,914	40,374
Goldman Sachs &
Co.	Swiss Franc	4,869,340	Sell	03/21/12	5,180,149	5,193,105	(12,956)
UBS Warburg LLC	Swiss Franc	5,011,702	Sell	03/21/12	5,342,966	5,344,933	(1,967)
							$106,241

ING Artio Foreign Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
DAX Index	13	03/16/12	$2,481,719	$67,256
FTSE 100 Index	29	03/16/12	2,493,229	67,829
			$4,974,948	$135,085
Short Contracts
H-Shares Index	38	01/30/12	2,439,279	(3,938)
			$2,439,279	$(3,938)

See Accompanying Notes to Financial Statements

ING BLACKROCK HEALTH SCIENCES	PORTFOLIO OF INVESTMENTS
OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 95.1%
		Health Care: 93.3%
61,400	@	3SBio, Inc. ADR ADR	627,508	0.3
80,000		Abbott Laboratories	4,498,400	2.2
26,100	@	Acadia Healthcare Co.,
		Inc.	260,217	0.1
37,000	@,L	Achillion
		Pharmaceuticals, Inc.	281,940	0.1
79,600	@	Acorda Therapeutics,
		Inc.	1,897,664	0.9
121,520		Aetna, Inc.	5,126,929	2.5
86,800	@	Agilent Technologies,
		Inc.	3,031,924	1.5
71,796	@	Alexion
		Pharmaceuticals, Inc.	5,133,414	2.5
49,600	@	Align Technology, Inc.	1,176,760	0.6
54,800	@	Alkermes PLC	951,328	0.5
29,618		Allergan, Inc.	2,598,684	1.3
111,200		AmerisourceBergen
		Corp.	4,135,528	2.0
112,719		Amgen, Inc.	7,237,687	3.5
137,400	@	Ariad Pharmaceuticals,
		Inc.	1,683,150	0.8
41,800	@,L	Auxilium
		Pharmaceuticals, Inc.	833,074	0.4
18,700		Baxter International,
		Inc.	925,276	0.4
13,600		Bayer AG	868,541	0.4
34,900		Becton Dickinson & Co.	2,607,728	1.3
60,100	@	Biogen Idec, Inc.	6,614,005	3.2
76,400	@	BioMarin
		Pharmaceuticals, Inc.	2,626,632	1.3
239,834		Bristol-Myers Squibb
		Co.	8,451,750	4.1
108,647		Cardinal Health, Inc.	4,412,155	2.1
72,562	@	Celgene Corp.	4,905,191	2.4
16,600	@	Cerner Corp.	1,016,750	0.5
12,000	@,L	China Kanghui
		Holdings, Inc. ADR	176,880	0.1
34,000		Cigna Corp.	1,428,000	0.7
13,600	@	Covance, Inc.	621,792	0.3
23,510		Covidien PLC	1,058,185	0.5
41,200	@	Cubist
		Pharmaceuticals, Inc.	1,632,344	0.8
45,100		Densply International,
		Inc.	1,578,049	0.8
187,300	@	Elan Corp. PLC ADR	2,573,502	1.2
62,200		Eli Lilly & Co.	2,585,032	1.3
23,200	@	Gen-Probe, Inc.	1,371,584	0.7
37,813	@	Gilead Sciences, Inc.	1,547,686	0.8
24,700		GlaxoSmithKline PLC
		ADR	1,127,061	0.5
221,000		GlaxoSmithKline PLC	5,035,651	2.4
46,900	@	Henry Schein, Inc.	3,021,767	1.5
226,300	@	Hologic, Inc.	3,962,513	1.9
43,600	@	Human Genome
		Sciences, Inc.	322,204	0.2
45,600		Humana, Inc.	3,995,016	1.9
3,500	@	Intuitive Surgical, Inc.	1,620,535	0.8
109,900		Johnson & Johnson	7,207,242	3.5
24,200	@	Laboratory Corp. of
		America Holdings	2,080,474	1.0
50,791	@	Life Technologies Corp.	1,976,278	1.0
50,031		McKesson Corp.	3,897,915	1.9
19,261	@	Medco Health
		Solutions, Inc.	1,076,690	0.5
56,300		Medicis Pharmaceutical
		Corp.	1,871,975	0.9
1,546,390	@	Medipattern Corp.	261,843	0.1
37,200	@	Medivation, Inc.	1,715,292	0.8
137,788		Medtronic, Inc.	5,270,391	2.6
181,400		Merck & Co., Inc.	6,838,780	3.3
20,300		Merck KGaA	2,021,554	1.0
7,600	@	Mettler Toledo
		International, Inc.	1,122,596	0.5
52,000	@	Momenta
		Pharmaceuticals, Inc.	904,280	0.4
104,400	@	Mylan Laboratories	2,240,424	1.1
32,800	@	Natus Medical, Inc.	309,304	0.2
12,900	@	Onyx Pharmaceuticals,
		Inc.	566,955	0.3
26,700		PerkinElmer, Inc.	534,000	0.3
528,130		Pfizer, Inc.	11,428,733	5.6
56,661	@	Pharmacyclics, Inc.	839,716	0.4
26,300		Quest Diagnostics	1,526,978	0.7
29,900	@	Rigel Pharmaceuticals,
		Inc.	235,911	0.1
47,000		Roche Holding AG -
		Genusschein	7,948,562	3.9
57,000		Sanofi-Aventis	4,166,559	2.0
27,000	@,L	ShangPharma Corp.
		ADR	196,290	0.1
20,600		Shire PLC ADR	2,140,340	1.0
14,900	@	Sirona Dental Systems,
		Inc.	656,196	0.3
54,391		St. Jude Medical, Inc.	1,865,611	0.9
86,300		Stewart Enterprises,
		Inc.	497,088	0.2
52,400		Stryker Corp.	2,604,804	1.3
118,000	@,L	Synta Pharmaceuticals
		Corp.	551,060	0.3
52,800		Teva Pharmaceutical
		Industries Ltd. ADR	2,131,008	1.0
28,800	@	United Therapeutics
		Corp.	1,360,800	0.7
86,993		UnitedHealth Group,
		Inc.	4,408,805	2.1
9,400	@	Varian Medical
		Systems, Inc.	631,022	0.3
51,900	@	VCA Antech, Inc.	1,025,025	0.5
18,900		@	Vertex
		Pharmaceuticals, Inc.	627,669	0.3
27,200		WellPoint, Inc.	1,802,000	0.9
			192,100,206	93.3

		Industrials: 1.8%
54,200		Danaher Corp.	2,549,568	1.2
56,700		Koninklijke Philips
		Electronics NV	1,189,660	0.6
			3,739,228	1.8

	Total Common Stock
	(Cost $191,490,350)		195,839,434	95.1

WARRANTS: 0.0%
		Health Care: 0.0%
133,228		Novavax, Inc.	39,969	0.0

	Total Warrants
	(Cost $–)		39,969	0.0

	Total Long-Term
	Investments
	(Cost $191,490,350)		195,879,403	95.1

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 5.1%
		Securities Lending Collateralcc(1): 0.7%
503,673		Cantor Fitzgerald,
		Repurchase Agreement
		dated 12/30/11, 0.12%,
		due 01/03/12
		(Repurchase Amount
		$503,680, collateralized
		by various U.S.
		Government Agency
		Obligations, 1.437%-
		6.014%, Market Value
		plus accrued interest
		$513,746, due
		06/01/17-09/01/44)	503,673	0.2
1,000,000		Citigroup, Inc.,
		Repurchase Agreement
		dated 12/30/11, 0.08%,
		due 01/03/12
		(Repurchase Amount
		$1,000,009,
		collateralized by various
		U.S. Government and
		U.S. Government
		Agency Obligations,
		0.000%-5.500%, Market
		Value plus accrued
		interest $1,020,000,
		due 01/19/12-12/20/41)	1,000,000	0.5
			1,503,673	0.7

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds: 4.4%
8,981,547		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $8,981,547)	8,981,547	4.4

	Total Short-Term
	Investments
	(Cost $10,485,220)		10,485,220	5.1

	Total Investments in
	Securities
	(Cost $201,975,570)		$206,364,623	100.2
	Liabilities in Excess of
	Other Assets		(479,397)	(0.2)
	Net Assets		$205,885,226	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $203,437,055.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,167,777
Gross Unrealized Depreciation	(9,240,209)

Net Unrealized Appreciation	$2,927,568

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Health Care	$172,059,339	$20,040,867	$—	$192,100,206
Industrials	2,549,568	1,189,660	—	3,739,228
Total Common Stock	174,608,907	21,230,527	—	195,839,434
Warrants	—	39,969	—	39,969
Short-Term Investments	8,981,547	1,503,673	—	10,485,220
Total Investments, at value	$183,590,454	$22,774,169	$—	$206,364,623
Other Financial Instruments+
Forward Foreign Currency Contracts	—	689,249	—	689,249
Total Assets	$183,590,454	$23,463,418	$—	$207,053,872
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(89,429)	$—	$(89,429)
Total Liabilities	$—	$(89,429)	$—	$(89,429)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING BlackRock Health Sciences Opportunities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Citigroup, Inc.	EU Euro	311,000	Buy	01/18/12	$417,068	$402,561	$(14,507)
Citigroup, Inc.	EU Euro	245,000	Buy	01/18/12	337,366	317,130	(20,236)
Citigroup, Inc.	British Pound	310,000	Buy	01/18/12	499,701	481,346	(18,355)
							$(53,098)

Citigroup, Inc.	Swiss Franc	144,000	Sell	01/18/12	$153,269	$153,356	$(87)
Citigroup, Inc.	British Pound	297,000	Sell	01/18/12	459,418	461,160	(1,742)
Citigroup, Inc.	Swiss Franc	326,500	Sell	01/18/12	355,132	347,712	7,420
Citigroup, Inc.	EU Euro	99,000	Sell	01/18/12	135,222	128,147	7,075
Citigroup, Inc.	EU Euro	199,000	Sell	01/18/12	270,735	257,587	13,148
Citigroup, Inc.	EU Euro	120,000	Sell	01/18/12	165,515	155,329	10,186
Citigroup, Inc.	Swiss Franc	739,000	Sell	01/18/12	850,427	787,012	63,415
Citigroup, Inc.	EU Euro	309,000	Sell	01/18/12	432,670	399,972	32,698
Citigroup, Inc.	Swiss Franc	478,000	Sell	01/18/12	553,479	509,056	44,423
Citigroup, Inc.	Swiss Franc	742,000	Sell	01/18/12	826,969	790,207	36,762
Citigroup, Inc.	British Pound	2,481,000	Sell	01/18/12	3,832,195	3,852,317	(20,122)
Citigroup, Inc.	Swiss Franc	3,422,000	Sell	01/18/12	3,731,364	3,644,326	87,038
Citigroup, Inc.	EU Euro	4,399,000	Sell	01/18/12	5,867,940	5,694,100	173,840
Deutsche Bank AG	EU Euro	701,000	Sell	01/18/12	965,649	907,380	58,269
Deutsche Bank AG	EU Euro	372,000	Sell	01/18/12	517,582	481,520	36,062
Deutsche Bank AG	Swiss Franc	458,000	Sell	01/18/12	508,353	487,756	20,597
Deutsche Bank AG	Canadian Dollar	444,000	Sell	01/18/12	421,266	435,646	(14,380)
Royal Bank of
Scotland	British Pound	136,500	Sell	01/18/12	213,613	211,947	1,666
UBS Warburg LLC	Swiss Franc	946,000	Sell	01/18/12	1,010,355	1,007,462	2,893
UBS Warburg LLC	British Pound	320,000	Sell	01/18/12	512,814	496,873	15,941
UBS Warburg LLC	EU Euro	590,000	Sell	01/18/12	835,347	763,700	71,647
UBS Warburg LLC	EU Euro	72,000	Sell	01/18/12	99,367	93,198	6,169
							$652,918

See Accompanying Notes to Financial Statements

ING BlackRock Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Portfolio	AS OF DECEMBER 31, 2011

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 0.2%
		Financials: 0.2%
590,000		Bear Stearns Cos.,
		Inc., 5.330%, 03/10/14	598,319	0.1
445,000		International Bank for
		Reconstruction &
		Development, 4.935%,
		12/10/13	455,039	0.0
800,000		SLM Corp., 5.645%,
		01/31/14	757,272	0.1

		Total Corporate
		Bonds/Notes
		(Cost $1,771,227)	1,810,630	0.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.0%
237,997		GMAC Commercial
		Mortgage Securities,
		Inc., 4.547%, 12/10/41	239,694	0.0

		Total Collateralized
		Mortgage Obligations
		(Cost $228,226)	239,694	0.0

ASSET-BACKED SECURITIES: 0.0%
		Other Asset-Backed Securities: 0.0%
108,140		Countrywide Asset-
		Backed Certificates,
		0.344%, 07/25/37	102,838	0.0

		Total Asset-Backed
		Securities
		(Cost $104,913)	102,838	0.0

FOREIGN GOVERNMENT BONDS: 16.3%
EUR		Deutsche
66,477,194		Bundesrepublik
		Inflation Linked,
		1.500%, 04/15/16	93,835,444	9.3
EUR		France Government
50,556,633		Bond OAT, 1.600%,
		07/25/15	68,285,643	6.8
EUR 1,916,754		Hellenic Republic
		Government Bond,
		2.300%, 07/25/30	511,035	0.0
EUR 1,939,004		Italy Buoni Poliennali
		Del Tesoro, 2.100%,
		09/15/21	1,882,187	0.2

		Total Foreign Government
		Bonds
		(Cost $167,125,415)	164,514,309	16.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 23.4%
		Federal Home Loan Mortgage Corporation:
		7.8%##
76,935,000		3.500%, due 01/01/42	79,084,453	7.8

		Federal National Mortgage Association: 7.6%##
74,900,000		3.500%, due 01/01/42	77,121,329	7.6

		Government National Mortgage Association:
		8.0%
76,935,000		3.500%, due 12/20/41	80,240,797	8.0

		Total U.S. Government
		Agency Obligations
		(Cost $234,844,453)	236,446,579	23.4

U.S. TREASURY OBLIGATIONS: 53.4%
		Treasury Inflation Indexed Protected Securities:
		53.4%
45,576,329		0.125%, due 04/15/16	47,556,073	4.7
62,658,537		0.500%, due 04/15/15	65,610,318	6.5
7,798,554		0.625%, due 04/15/13	7,935,637	0.8
9,626,981		0.625%, due 07/15/21	10,303,123	1.0
4,264,447		1.125%, due 01/15/21	4,758,522	0.5
2,027,423		1.250%, due 04/15/14	2,126,259	0.2
4,308,613		1.250%, due 07/15/20	4,876,475	0.5
4,476,150		1.375%, due 07/15/18	5,072,037	0.5
2,963,152		1.375%, due 01/15/20	3,375,447	0.3
10,796,618		1.625%, due 01/15/15	11,651,915	1.2
1,833,020		1.625%, due 01/15/18	2,089,500	0.2
11,228,327		1.750%, due 01/15/28	13,508,205	1.3
591,744		1.875%, due 07/15/13	619,251	0.1
17,720,602		1.875%, due 07/15/15	19,556,350	1.9
5,157,932		1.875%, due 07/15/19	6,081,526	0.6
15,270,976		2.000%, due 04/15/12	15,347,330	1.5
2,616,208		2.000%, due 01/15/14	2,772,568	0.3
10,834,133		2.000%, due 07/15/14	11,679,705	1.2
8,419,030		2.000%, due 01/15/16	9,418,133	0.9
18,252,640		2.000%, due 01/15/26	22,447,900	2.2
4,197,268		2.125%, due 01/15/19	4,993,108	0.5
9,068,080	S	2.125%, due 02/15/40	12,171,776	1.2
41,394,111		2.125%, due 02/15/41	55,930,564	5.5
4,721,206		2.375%, due 01/15/17	5,481,764	0.6
61,935,158		2.375%, due 01/15/25	78,773,779	7.8
28,037,563		2.375%, due 01/15/27	36,234,176	3.6
9,731,669		2.500%, due 07/15/16	11,263,648	1.1
3,981,077	S	2.500%, due 01/15/29	5,316,916	0.5
6,631,293		2.625%, due 07/15/17	7,896,418	0.8
1,933,010		3.000%, due 07/15/12	1,975,747	0.2
38,255		3.375%, due 01/15/12	38,296	0.0
2,908,391		3.375%, due 04/15/32	4,487,557	0.5
15,175,024	S	3.625%, due 04/15/28	22,562,181	2.2
16,104,886	S	3.875%, due 04/15/29	25,122,366	2.5

		Total U.S. Treasury
		Obligations
		(Cost $521,804,553)	539,034,570	53.4

				Percentage
				of Net
# of Contracts			Value	Assets
PURCHASED OPTIONS: 0.3%
		Options on Interest Rate Swaptions: 0.3%
5,800,000	@	Call OTC Swaption, 3-
		month USD-LIBOR-
		BBA, Portfolio
		Receives, Strike @
		4.415%, Exp. 01/14/13
		Counterparty:
		Citigroup, Inc.	1,121,435	0.1
10,500,000	@	Call OTC Swaption, 3-
		month USD-LIBOR-
		BBA, Portfolio
		Receives, Strike @
		4.305%, Exp. 01/14/13
		Counterparty:
		Citigroup, Inc.	1,930,465	0.2
5,800,000	@	Put OTC Swaption, 3-
		month USD-LIBOR-
		BBA, Portfolio Pays,
		Strike @ 4.415%, Exp.
		01/14/13
		Counterparty:
		Citigroup, Inc.	16,776	0.0
10,500,000	@	Put OTC Swaption, 3-
		month USD-LIBOR-
		BBA, Portfolio Pays,
		Strike @ 4.305%, Exp.
		01/14/13
		Counterparty:
		Citigroup, Inc.	34,793	0.0
9,000,000	@	Put OTC Swaption, 3-
		month USD-LIBOR-
		BBA, Portfolio Pays,
		Strike @ 3.900%, Exp.
		09/09/13
		Counterparty:
		Citigroup, Inc.	120,692	0.0
			3,224,161	0.3

		Total Purchased Options
		(Cost $1,895,560)	3,224,161	0.3

		Total Long-Term
		Investments
		(Cost $927,774,347)	945,372,781	93.6

				Percentage
				of Net
Shares			Value	Assets
SHORT-TERM INVESTMENTS: 4.2%
		Mutual Funds: 4.2%
42,072,247		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $42,072,247)	42,072,247	4.2

		Total Short-Term
		Investments
		(Cost $42,072,247)	42,072,247	4.2

		Total Investments in
		Securities
		(Cost $969,846,594)	$987,445,028	97.8
		Assets in Excess of
		Other Liabilities	22,355,951	2.2
		Net Assets	$1,009,800,979	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##
On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

S
All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

EUR	EU Euro

Cost for federal income tax purposes is $972,121,020.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,152,070
Gross Unrealized Depreciation	(5,828,062)

Net Unrealized Appreciation	$15,324,008

See Accompanying Notes to Financial Statements

ING BlackRock Large Cap	PORTFOLIO OF INVESTMENTS
Growth Portfolio	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.8%
		Consumer Discretionary: 20.4%
75,000	@	Apollo Group, Inc. -
		Class A	$4,040,250	1.2
12,000	@	Autozone, Inc.	3,899,640	1.2
63,000	@	Bed Bath & Beyond,
		Inc.	3,652,110	1.1
133,000	@	Career Education Corp.	1,060,010	0.3
130,000		CBS Corp. - Class B	3,528,200	1.1
178,000		Chico's FAS, Inc.	1,982,920	0.6
61,000		Coach, Inc.	3,723,440	1.2
121,000		Dish Network Corp.	3,446,080	1.1
118,000	L	Expedia, Inc.	3,424,360	1.1
89,000	L	Garmin Ltd.	3,543,090	1.1
101,000		Harley-Davidson, Inc.	3,925,870	1.2
72,000		International Game
		Technology	1,238,400	0.4
308,000		Interpublic Group of
		Cos., Inc.	2,996,840	0.9
60,000	@,L	ITT Educational
		Services, Inc.	3,413,400	1.1
38,000		John Wiley & Sons, Inc.	1,687,200	0.5
90,000		Macy's, Inc.	2,896,200	0.9
12,000		Nordstrom, Inc.	596,520	0.2
75,000		Petsmart, Inc.	3,846,750	1.2
58,000		Polaris Industries, Inc.	3,246,840	1.0
63,000		Time Warner Cable,
		Inc.	4,004,910	1.2
54,000		Weight Watchers
		International, Inc.	2,970,540	0.9
75,000		Williams-Sonoma, Inc.	2,887,500	0.9
			66,011,070	20.4

		Consumer Staples: 9.2%
17,000		Clorox Co.	1,131,520	0.4
6,000		Coca-Cola Co.	419,820	0.1
139,000		Coca-Cola Enterprises,
		Inc.	3,583,420	1.1
133,000		ConAgra Foods, Inc.	3,511,200	1.1
101,000		Dr Pepper Snapple
		Group, Inc.	3,987,480	1.2
63,000		Herbalife Ltd.	3,255,210	1.0
175,000		Kroger Co.	4,238,500	1.3
125,000		Philip Morris
		International, Inc.	9,810,000	3.0
			29,937,150	9.2

		Energy: 5.3%
19,000		Chevron Corp.	2,021,600	0.6
101,000		ExxonMobil Corp.	8,560,760	2.6
145,000		HollyFrontier Corp.	3,393,000	1.1
60,000		Marathon Oil Corp.	1,756,200	0.5
27,000		Murphy Oil Corp.	1,504,980	0.5
			17,236,540	5.3

		Financials: 2.0%
141,000		Discover Financial
		Services	3,384,000	1.0
127,000	@	Nasdaq Stock Market,
		Inc.	$3,112,770	1.0
			6,496,770	2.0

		Health Care: 20.1%
133,000		Abbott Laboratories	7,478,590	2.3
68,000		Aetna, Inc.	2,868,920	0.9
98,000	@	Agilent Technologies,
		Inc.	3,423,140	1.1
58,000	@	AMERIGROUP Corp.	3,426,640	1.1
99,000		AmerisourceBergen
		Corp.	3,681,810	1.1
40,000	@	Biogen Idec, Inc.	4,402,000	1.4
67,000		Bristol-Myers Squibb
		Co.	2,361,080	0.7
88,000		Cardinal Health, Inc.	3,573,680	1.1
66,000	@	Covance, Inc.	3,017,520	0.9
83,000	@	Coventry Health Care,
		Inc.	2,520,710	0.8
104,000		Eli Lilly & Co.	4,322,240	1.3
121,000	@	Gilead Sciences, Inc.	4,952,530	1.5
277,000	@	Health Management
		Associates, Inc.	2,041,490	0.6
72,000		Hill-Rom Holdings, Inc.	2,425,680	0.7
54,000		McKesson Corp.	4,207,140	1.3
164,000	@	Myriad Genetics, Inc.	3,434,160	1.1
24,000	@	Thoratec Corp.	805,440	0.3
56,000		UnitedHealth Group,
		Inc.	2,838,080	0.9
220,000	@	Warner Chilcott PLC	3,328,600	1.0
			65,109,450	20.1

		Industrials: 6.3%
55,000		Alliant Techsystems,
		Inc.	3,143,800	1.0
89,000		Chicago Bridge & Iron
		Co. NV	3,364,200	1.0
51,000		Copa Holdings S.A.	2,992,170	0.9
115,000		Iron Mountain, Inc.	3,542,000	1.1
109,000		KBR, Inc.	3,037,830	0.9
55,000		Lockheed Martin Corp.	4,449,500	1.4
			20,529,500	6.3

		Information Technology: 30.3%
142,000		Activision Blizzard, Inc.	1,749,440	0.5
31,000	@	Apple, Inc.	12,555,000	3.9
111,000		Avago Technologies
		Ltd.	3,203,460	1.0
311,000	@	Cadence Design
		Systems, Inc.	3,234,400	1.0
274,000	@	Dell, Inc.	4,008,620	1.2
69,000		DST Systems, Inc.	3,140,880	1.0
141,000	@	Fortinet, Inc.	3,075,210	0.9
3,000	@	Google, Inc. - Class A	1,937,700	0.6
28,000		International Business
		Machines Corp.	5,148,640	1.6
169,000		Jabil Circuit, Inc.	3,322,540	1.0
78,000		KLA-Tencor Corp.	3,763,500	1.2
181,000		Lender Processing
		Services, Inc.	$2,727,670	0.8
586,000	@	LSI Logic Corp.	3,486,700	1.1
145,000		Maxim Integrated
		Products	3,775,800	1.2
442,000		Microsoft Corp.	11,474,320	3.5
253,000	@	Nvidia Corp.	3,506,580	1.1
228,000	@	QLogic Corp.	3,420,000	1.1
251,000	@	SAIC, Inc.	3,084,790	1.0
182,000		Seagate Technology	2,984,800	0.9
244,000	@	Symantec Corp.	3,818,600	1.2
75,000	@	Synopsys, Inc.	2,040,000	0.6
98,000	@	TIBCO Software, Inc.	2,343,180	0.7
78,000	@	Western Digital Corp.	2,414,100	0.7
232,000		Western Union Co.	4,236,320	1.3
121,000		Xilinx, Inc.	3,879,260	1.2
			98,331,510	30.3

		Materials: 4.3%
27,000		CF Industries Holdings,
		Inc.	3,914,460	1.2
118,000		International Paper Co.	3,492,800	1.1
89,000		LyondellBasell
		Industries NV	2,891,610	0.9
81,000	@	WR Grace & Co.	3,719,520	1.1
			14,018,390	4.3
		Telecommunications: 1.9%
167,000	@	Level 3
		Communications, Inc.	2,837,330	0.9
381,000	@	MetroPCS
		Communications, Inc.	3,307,080	1.0
			6,144,410	1.9

	Total Common Stock
	(Cost $311,018,992)		323,814,790	99.8

Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 3.0%
Securities Lending Collateralcc(1): 2.8%
2,146,975	Deutsche Bank AG,
Repurchase Agreement
dated 12/30/11, 0.10%,
due 01/03/12
(Repurchase Amount
$2,146,999,
collateralized by various
U.S. Government and
U.S. Government
Agency Obligations,
0.000%-6.500%, Market
Value plus accrued
interest $2,189,915,
	due 06/28/12-11/01/41)	2,146,975	0.7
2,146,975	Goldman Sachs & Co.,
	Repurchase Agreement
	dated 12/30/11, 0.10%,
	due 01/03/12
	(Repurchase Amount
	$2,146,999,
	collateralized by various
	U.S. Government
	Agency Obligations,
	2.163%-6.500%, Market
	Value plus accrued
	interest $2,189,915,
	due 04/01/20-12/01/48)	$2,146,975	0.7
2,146,975	JPMorgan Chase &
	Co., Repurchase
	Agreement dated
	12/30/11, 0.05%, due
	01/03/12 (Repurchase
	Amount $2,146,987,
	collateralized by various
	U.S. Government
	Agency Obligations,
	2.134%-5.939%, Market
	Value plus accrued
	interest $2,189,920,
	due 06/01/24-03/01/41)	2,146,975	0.6
2,146,975	Morgan Stanley,
	Repurchase Agreement
	dated 12/30/11, 0.08%,
	due 01/03/12
	(Repurchase Amount
	$2,146,994,
	collateralized by various
	U.S. Government and
	U.S. Government
	Agency Obligations,
	0.000%-6.375%, Market
	Value plus accrued
	interest $2,189,915,
	due 11/15/12-10/01/44)	2,146,975	0.7
451,995	Royal Bank of Canada,
	Repurchase Agreement
	dated 12/30/11, 0.01%,
	due 01/03/12
	(Repurchase Amount
	$451,995, collateralized
	by various U.S.
	Government Securities,
	0.000%-4.250%, Market
	Value plus accrued
	interest $461,035, due
	08/15/12-11/15/40)	451,995	0.1
		9,039,895	2.8

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.2%
622,468	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $622,468)	$622,468	0.2

	Total Short-Term
	Investments
	(Cost $9,662,363)	9,662,363	3.0

	Total Investments in
	Securities
	(Cost $320,681,355)	$333,477,153	102.8
	Liabilities in Excess of
	Other Assets	(8,950,232)	(2.8)
	Net Assets	$324,526,921	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $322,010,709.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$25,780,009
Gross Unrealized Depreciation	(14,313,565)
Net Unrealized Appreciation	$11,466,444

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$323,814,790	$—	$—	$323,814,790
Short-Term Investments	622,468	9,039,895	—	9,662,363
Total Investments, at value	$324,437,258	$9,039,895	$—	$333,477,153

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011

Asset Table
Investments, at value
Short-Term Investments	374,864	—	(374,864)	—	(93,716)	93,716	—	—	—
Total Investments, at value	$374,864	$—	$(374,864)	$—	$(93,716)	$93,716	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL	PORTFOLIO OF INVESTMENTS
REAL ESTATE PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.7%
		Australia: 9.9%
4,735,071		Dexus Property Group	4,012,792	1.1
6,033,500		Goodman Group	3,508,065	0.9
1,157,840		GPT Group	3,628,983	1.0
4,158,600		Investa Office Fund	2,542,985	0.7
93,964		Lend Lease Corp., Ltd.	688,095	0.2
1,738,810		Mirvac Group	2,094,975	0.5
1,556,020		Stockland	5,083,186	1.3
1,253,302		Westfield Group	9,999,312	2.7
2,180,452		Westfield Retail Trust	5,556,869	1.5
			37,115,262	9.9

		Brazil: 0.4%
103,000		BR Malls Participacoes
		S.A.	1,000,595	0.2
55,400		Sonae Sierra Brasil SA	712,827	0.2
			1,713,422	0.4

		Canada: 3.3%
247,700		Brookfield Properties
		Co.	3,874,028	1.1
73,700	L	Calloway Real Estate
		Investment Trust	1,936,637	0.5
21,900	L	Canadian Real Estate
		Investment Trust	760,991	0.2
56,400	L	Primaris Retail Real
		Estate	1,141,010	0.3
175,300	L	RioCan Real Estate
		Investment Trust	4,547,906	1.2
			12,260,572	3.3

		China: 0.4%
907,000	L	Longfor Properties Co.,
		Ltd.	1,021,996	0.2
1,016,000	L	Soho China Ltd.	674,501	0.2
			1,696,497	0.4

		France: 3.9%
23,640	L	ICADE	1,852,443	0.5
29,200		Klepierre	829,662	0.2
52,117		Mercialys	1,677,837	0.4
10,070		Societe Immobiliere de
		Location pour l'Industrie
		et le Commerce	973,841	0.3
52,279		Unibail	9,356,520	2.5
			14,690,303	3.9

		Germany: 0.6%
74,870	@	GSW Immobilien AG	2,169,428	0.6

		Hong Kong: 11.2%
798,470		Cheung Kong Holdings
		Ltd.	9,471,760	2.5
517,100		Great Eagle Holding
		Co.	1,012,540	0.3
421,000		Hang Lung Group Ltd.	2,303,998	0.6
1,212,694		Hang Lung Properties
		Ltd.	3,442,335	0.9
537,013		Hongkong Land
		Holdings Ltd.	2,433,953	0.7
613,000		Kerry Properties Ltd.	2,025,564	0.5
1,833,600		Link Real Estate
		Investment Trust	6,743,421	1.8
1,316,800	L	Sino Land Co.	1,871,212	0.5
946,400		Sun Hung Kai
		Properties Ltd.	11,827,082	3.1
213,392		Wharf Holdings Ltd.	961,902	0.3
			42,093,767	11.2

		Japan: 11.7%
808		Advance Residence
		Investment Corp.	1,558,800	0.4
59,817		Daito Trust
		Construction Co., Ltd.	5,121,929	1.4
79,600		Daiwa House Industry
		Co., Ltd.	951,592	0.3
288	L	Frontier Real Estate
		Investment Corp.	2,333,425	0.6
476		Japan Real Estate
		Investment Corp.	3,705,964	1.0
1,383		Japan Retail Fund
		Investment Corp.	2,045,824	0.5
320		Kenedix Realty
		Investment Corp.	927,808	0.3
727,957		Mitsubishi Estate Co.,
		Ltd.	10,854,865	2.9
585,082		Mitsui Fudosan Co.,
		Ltd.	8,531,495	2.3
248		Nippon
		Accommodations Fund,
		Inc.	1,665,878	0.4
289		Nippon Building Fund,
		Inc.	2,365,155	0.6
135,000		Nomura Real Estate
		Holdings, Inc.	2,003,182	0.5
82,000		Tokyo Tatemono Co.,
		Ltd.	247,069	0.1
1,430		United Urban
		Investment Corp.	1,627,209	0.4
			43,940,195	11.7

		Netherlands: 0.3%
24,910		Corio NV	1,078,626	0.3

		Singapore: 4.0%
858,000		Ascendas Real Estate
		Investment Trust	1,211,514	0.3
3,058,000		CapitaCommercial
		Trust	2,488,642	0.6
2,380,050		CapitaLand Ltd.	4,050,483	1.1
2,033,179		CapitaMall Trust	2,662,033	0.7
368,500		Frasers Centrepoint
		Trust	409,107	0.1
2,799,500	@	Global Logistic
		Properties Ltd.	3,784,558	1.0
358,000		Keppel Land Ltd.	611,953	0.2
			15,218,290	4.0

		Sweden: 0.5%
90,350		Castellum AB	1,118,031	0.3
70,990		Hufvudstaden AB	721,636	0.2
			1,839,667	0.5

		Switzerland: 0.7%
8,380		PSP Swiss Property AG	700,516	0.2
27,490		Swiss Prime Site AG	2,063,277	0.5
			2,763,793	0.7

		United Kingdom: 4.3%
483,037		British Land Co. PLC	3,466,898	0.9
125,910		Derwent Valley
		Holdings PLC	3,051,565	0.8
368,500		Great Portland Estates
		PLC	1,847,826	0.5
700,189		Hammerson PLC	3,909,924	1.1
243,456		Land Securities Group
		PLC	2,401,183	0.6
415,800		Safestore Holdings Ltd.	644,128	0.2
253,672		Segro PLC	821,381	0.2
			16,142,905	4.3

		United States: 46.5%
84,425		AvalonBay
		Communities, Inc.	11,025,905	2.9
114,400		Boston Properties, Inc.	11,394,240	3.0
89,000		BRE Properties, Inc.	4,492,720	1.2
243,900		DDR Corp.	2,968,263	0.8
183,000		Equity Residential	10,436,490	2.8
36,300		Essex Property Trust,
		Inc.	5,100,513	1.3
50,500		Federal Realty
		Investment Trust	4,582,875	1.2
405,382		General Growth
		Properties, Inc.	6,088,838	1.6
162,500		HCP, Inc.	6,732,375	1.8
103,800		Health Care Real
		Estate Investment
		Trust, Inc.	5,660,214	1.5
37,500		Highwoods Properties,
		Inc.	1,112,625	0.3
512,321		Host Hotels & Resorts,
		Inc.	7,566,981	2.0
161,000		Kimco Realty Corp.	2,614,640	0.7
157,700		Liberty Property Trust	4,869,776	1.3
149,165		Macerich Co.	7,547,749	2.0
77,000		Pebblebrook Hotel
		Trust	1,476,860	0.4
56,400		Post Properties, Inc.	2,465,808	0.7
340,827		ProLogis, Inc.	9,744,244	2.6
69,094		Public Storage, Inc.	9,290,379	2.5
164,161		Simon Property Group,
		Inc.	21,166,919	5.6
95,200		SL Green Realty Corp.	6,344,128	1.7
69,500		Starwood Hotels &
		Resorts Worldwide, Inc.	3,333,915	0.9
63,600		Tanger Factory Outlet
		Centers, Inc.	1,864,752	0.5
66,800		Taubman Centers, Inc.	4,148,280	1.1
260,675		UDR, Inc.	6,542,942	1.7
140,470		Ventas, Inc.	7,744,111	2.1
114,131		Vornado Realty Trust	8,772,109	2.3
			175,088,651	46.5

	Total Common Stock
	(Cost $291,381,325)		367,811,378	97.7

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 5.4%
	Securities Lending Collateralcc(1): 3.4%
3,028,755	BNP Paribas Bank,
	Repurchase Agreement
	dated 12/30/11, 0.06%,
	due 01/03/12
	(Repurchase Amount
	$3,028,775,
	collateralized by various
	U.S. Government
	Agency Obligations,
	5.000%-6.000%, Market
	Value plus accrued
	interest $3,089,330,
	due 05/15/24-04/15/41)	3,028,755	0.8
3,028,755	Cantor Fitzgerald,
	Repurchase Agreement
	dated 12/30/11, 0.12%,
	due 01/03/12
	(Repurchase Amount
	$3,028,795,
	collateralized by various
	U.S. Government
	Agency Obligations,
	1.437%-6.014%, Market
	Value plus accrued
	interest $3,089,330,
	due 06/01/17-09/01/44)	3,028,755	0.8
3,028,755	Citigroup, Inc.,
	Repurchase Agreement
	dated 12/30/11, 0.08%,
	due 01/03/12
	(Repurchase Amount
	$3,028,782,
	collateralized by various
	U.S. Government and
	U.S. Government
	Agency Obligations,
	0.000%-5.500%, Market
	Value plus accrued
	interest $3,089,330,
	due 01/19/12-12/20/41)	3,028,755	0.8
637,634	Deutsche Bank AG,
	Repurchase Agreement
	dated 12/30/11, 0.10%,
	due 01/03/12
	(Repurchase Amount
	$637,641, collateralized
	by various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.500%, Market Value
	plus accrued interest
	$650,387, due
	06/28/12-11/01/41)	637,634	0.2
3,028,755	Merrill Lynch & Co.,
	Inc., Repurchase
	Agreement dated
	12/30/11, 0.02%, due
	01/03/12 (Repurchase
	Amount $3,028,762,
	collateralized by various
	U.S. Government
	Securities, 1.875%-
	4.000%, Market Value
	plus accrued interest
	$3,089,334, due
	02/15/15-06/30/15)	3,028,755	0.8
		12,752,654	3.4

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 2.0%
7,509,114	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $7,509,114)	7,509,114	2.0

	Total Short-Term
	Investments
	(Cost $20,261,768)	20,261,768	5.4

	Total Investments in
	Securities
	(Cost $311,643,093)	$388,073,146	103.1
	Liabilities in Excess of
	Other Assets	(11,685,829)	(3.1)
	Net Assets	$376,387,317	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $355,838,146.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$86,901,877
Gross Unrealized Depreciation	(54,666,877)

Net Unrealized Appreciation	$32,235,000

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	0.9%
Financials	96.8
Short-Term Investments	5.4
Liabilities in Excess of Other Assets	(3.1)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$37,115,262	$—	$37,115,262
Brazil	1,713,422	—	—	1,713,422
Canada	12,260,572	—	—	12,260,572
China	—	1,696,497	—	1,696,497
France	—	14,690,303	—	14,690,303
Germany	—	2,169,428	—	2,169,428
Hong Kong	—	42,093,767	—	42,093,767
Japan	—	43,940,195	—	43,940,195
Netherlands	—	1,078,626	—	1,078,626
Singapore	—	15,218,290	—	15,218,290
Sweden	—	1,839,667	—	1,839,667
Switzerland	—	2,763,793	—	2,763,793
United Kingdom	—	16,142,905	—	16,142,905
United States	175,088,651	—	—	175,088,651
Total Common Stock	189,062,645	178,748,733	—	367,811,378
Short-Term Investments	7,509,114	12,752,654	—	20,261,768
Total Investments, at value	$196,571,759	$191,501,387	$—	$388,073,146

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$298,194	$—	$(298,194)	$—	$(74,549)	$74,549	$—	$—	$—
Total Investments, at value	$298,194	$—	$(298,194)	$—	$(74,549)	$74,549	$—	$—	$—

As of December 31, 2011, total changes in unrealized gain (loss) on level 3 securities still held at period end and included in the change in net assets was $ 0.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Clarion Real Estate Portfolio	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 1.2%
135,000		Starwood Hotels &
		Resorts Worldwide,
		Inc.	$6,475,950	1.2

		Financials: 97.8%
33,171		Alexandria Real Estate
		Equities, Inc.	2,287,804	0.4
155,600		American Campus
		Communities, Inc.	6,528,976	1.1
199,200		Associated Estates
		Realty Corp.	3,177,240	0.6
199,592		AvalonBay
		Communities, Inc.	26,066,715	4.6
323,196		Boston Properties, Inc.	32,190,322	5.7
274,520		BRE Properties, Inc.	13,857,770	2.4
302,300		CBL & Associates
		Properties, Inc.	4,746,110	0.8
305,100		Colonial Properties
		Trust	6,364,386	1.1
592,000		CubeSmart	6,298,880	1.1
568,800		DDR Corp.	6,922,296	1.2
58,057	L	Digital Realty Trust,
		Inc.	3,870,660	0.7
378,500		Douglas Emmett, Inc.	6,903,840	1.2
86,366		Equity Lifestyle
		Properties, Inc.	5,759,749	1.0
514,671		Equity Residential	29,351,687	5.2
76,900		Essex Property Trust,
		Inc.	10,805,219	1.9
136,488		Federal Realty
		Investment Trust	12,386,286	2.2
976,353		General Growth
		Properties, Inc.	14,664,822	2.6
693,852		HCP, Inc.	28,746,288	5.0
399,800		Health Care Real
		Estate Investment
		Trust, Inc.	21,801,094	3.8
65,047		Highwoods Properties,
		Inc.	1,929,945	0.3
1,443,268		Host Hotels & Resorts,
		Inc.	21,317,068	3.7
246,100		Hudson Pacific
		Properties, Inc.	3,484,776	0.6
190,900		Kilroy Realty Corp.	7,267,563	1.3
808,078		Kimco Realty Corp.	13,123,187	2.3
277,400		LaSalle Hotel
		Properties	6,715,854	1.2
401,045		Liberty Property Trust	12,384,270	2.2
380,623		Macerich Co.	19,259,524	3.4
163,400		Pebblebrook Hotel
		Trust	3,134,012	0.5
177,300		Post Properties, Inc.	7,751,556	1.4
939,884		ProLogis, Inc.	26,871,284	4.7
212,364		Public Storage, Inc.	28,554,463	5.0
493,811		Simon Property Group,
		Inc.	63,671,990	11.2
236,954		SL Green Realty Corp.	15,790,615	2.8
207,598		Tanger Factory Outlet
		Centers, Inc.	6,086,773	1.1
154,274		Taubman Centers, Inc.	9,580,415	1.7
582,203		UDR, Inc.	14,613,295	2.6
496,295		Ventas, Inc.	$27,360,743	4.8
326,333		Vornado Realty Trust	25,081,954	4.4
			556,709,431	97.8

	Total Common Stock
	(Cost $436,609,096)		563,185,381	99.0

Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 0.8%
Securities Lending Collateralcc(1): 0.0%
34,475	Merrill Lynch & Co.,
Inc., Repurchase
Agreement dated
12/30/11, 0.05%, due
01/03/12 (Repurchase
Amount $34,475,
collateralized by
various U.S.
Government Agency
Obligations, 0.000%-
6.750%, Market Value
plus accrued interest
$35,164, due 01/03/12-
03/01/47)
	(Cost $34,475)	34,475	0.0

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.8%
4,721,038	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $4,721,038)	4,721,038	0.8

	Total Short-Term
	Investments
	(Cost $4,755,513)	4,755,513	0.8

	Total Investments in
	Securities
	(Cost $441,364,609)	$567,940,894	99.8
	Assets in Excess of
	Other Liabilities	1,121,891	0.2
	Net Assets	$569,062,785	100.0

†	Unless otherwise indicated, principal amount is shown in
USD.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $472,295,174.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$129,445,666
Gross Unrealized Depreciation	(33,799,946)
Net Unrealized Appreciation	$95,645,720

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$563,185,381	$—	$—	$563,185,381
Short-Term Investments	4,721,038	34,475	—	4,755,513
Total Investments, at value	$567,906,419	$34,475	$—	$567,940,894

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011

Asset Table
Investments, at value
Short-Term Investments	$3,007,107	$—	$(3,007,107)	$—	$(751,776)	$751,776	$—	$—	$—
Total Investments, at value	$3,007,107	$—	$(3,007,107)	$—	$(751,776)	$751,776	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

ING FMR(SM) DIVERSIFIED	PORTFOLIO OF INVESTMENTS
MID CAP PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 96.2%
		Consumer Discretionary: 19.6%
1,036,525		Advance Auto Parts,
		Inc.	72,173,236	6.6
30,444	@	AMC Networks, Inc.	1,144,086	0.1
1,800	@	American Public
		Education, Inc.	77,904	0.0
29,200		Anhanguera
		Educacional
		Participacoes SA	314,660	0.0
23,925		Arbitron, Inc.	823,259	0.1
42,700	@	ASOS PLC	819,346	0.1
25,200	L	Autoliv, Inc.	1,347,948	0.1
6,400	@	Autozone, Inc.	2,079,808	0.2
19,273		Bajaj Auto Ltd.	577,150	0.1
23,343	@	BorgWarner, Inc.	1,487,883	0.1
641		CyberAgent, Inc.	2,076,568	0.2
2,232,000		Prime Success
		International Group	2,479,444	0.2
33,100		Dena Co., Ltd.	991,558	0.1
18,127		DeVry, Inc.	697,164	0.1
205,775	@	Discovery
		Communications, Inc. -
		Class A	8,430,602	0.8
1,264,510		Exide Industries Ltd.	2,500,150	0.2
35,894	@,L	Fuel Systems
		Solutions, Inc.	591,892	0.1
109,495		Gentex Corp.	3,239,957	0.3
297,669	@	Grand Canyon
		Education, Inc.	4,750,797	0.4
664,423		Hasbro, Inc.	21,188,449	1.9
1,994		Interpublic Group of
		Cos., Inc.	19,402	0.0
6,400		IPSOS	181,534	0.0
295,524	@	Jubilant Foodworks
		Ltd.	4,193,975	0.4
30,127	@	K12, Inc.	540,478	0.1
238,000		Luk Fook Holdings
		International Ltd.	825,226	0.1
400		Marisa Lojas SA	3,667	0.0
17,551	@	MegaStudy Co., Ltd.	1,677,614	0.2
91,800	L	Mothercare PLC	236,989	0.0
902,112	@	New Focus Auto Tech
		Holdings Ltd.	191,384	0.0
52,100	@	O'Reilly Automotive,
		Inc.	4,165,395	0.4
500	@,L	Pandora Media, Inc.	5,005	0.0
23	@	Papa John's
		International, Inc.	867	0.0
25,100		Polaris Industries, Inc.	1,405,098	0.1
3,700		Proto Corp.	117,974	0.0
385,328		Ross Stores, Inc.	18,314,640	1.7
108,414	@,L	Rue21, Inc.	2,341,742	0.2
482,050	@	Sally Beauty Holdings,
		Inc.	10,185,717	0.9
169,638		Starbucks Corp.	7,805,044	0.7
108,500	L	Start Today Co. Ltd.	2,545,416	0.2
13,308		Starwood Hotels &
		Resorts Worldwide,
		Inc.	638,385	0.1
1,858,918		Sun TV Network Ltd.	9,600,352	0.9
345,165		Time Warner, Inc.	12,474,263	1.1
69,009		TJX Cos., Inc.	4,454,531	0.4
19,000	@	TRW Automotive
		Holdings Corp.	619,400	0.1
15,400		Tsutsumi Jewelry Co.,
		Ltd.	364,818	0.0
7,131	L	Value Line, Inc.	73,307	0.0
13,200	@	Warnaco Group, Inc.	660,528	0.1
38,800		Weight Watchers
		International, Inc.	2,134,388	0.2
24,500	@,L	WMS Industries, Inc.	502,740	0.0
12,790	@	Woongjin Coway Co.,
		Ltd.	407,277	0.0
			214,479,017	19.6

		Consumer Staples: 2.8%
29,210		Britannia Industries
		Ltd.	246,750	0.0
23,600		Carlsberg A/S	1,661,760	0.2
45,900		Circle K Sunkus Co.,
		Ltd.	759,299	0.1
97,584		Corn Products
		International, Inc.	5,131,942	0.5
2,306,974	@	Heng Tai
		Consumables Group
		Ltd.	118,607	0.0
46,818		Jyothy Laboratories
		Ltd.	141,872	0.0
12,400		Kalina ADR ADR	1,563,284	0.1
126,490		Molson Coors Brewing
		Co.	5,507,375	0.5
68	@	Orion Corp.	40,021	0.0
176,100		Raia Drogasil SA	1,224,510	0.1
74,600		Safeway, Inc.	1,569,584	0.2
269,566	@	SunOpta, Inc.	1,336,253	0.1
27,600		Uni-Charm Corp.	1,360,796	0.1
9,748,000	L	Want Want China
		Holdings Ltd.	9,709,801	0.9
			30,371,854	2.8

		Energy: 6.9%
36,996		Apache Corp.	3,351,098	0.3
208,035	@	Atwood Oceanics, Inc.	8,277,713	0.8
11,640		CARBO Ceramics, Inc.	1,435,561	0.1
129,118	@	Dresser-Rand Group,
		Inc.	6,444,279	0.6
180,784		Ensco International
		PLC ADR	8,482,385	0.8
41,200	@	FMC Technologies,
		Inc.	2,151,876	0.2
599,625	@	Helix Energy Solutions
		Group, Inc.	9,474,075	0.9
28,800	@	McDermott
		International, Inc.	331,488	0.0
527,013	@	Nabors Industries Ltd.	9,138,406	0.8
71,116		Oceaneering
		International, Inc.	3,280,581	0.3
442,451	@	Parker Drilling Co.	3,172,374	0.3
187,395		Patterson-UTI Energy,
		Inc.	3,744,152	0.3
36,500		Peabody Energy Corp.	1,208,515	0.1
32,500		Peyto Exploration &
		Development Corp.	778,086	0.1
29,644		Pioneer Natural
		Resources Co.	2,652,545	0.2
781	@,L	Plains Exploration &
		Production Co.	28,678	0.0
183,862		QEP Resources, Inc.	5,387,157	0.5
160,300		Talisman Energy, Inc.	2,042,399	0.2
82,950	@	Unit Corp.	3,848,880	0.4
			75,230,248	6.9

		Financials: 10.3%
15,800		Admiral Group PLC	209,474	0.0
13,600		Aflac, Inc.	588,336	0.0
86,008		Bank of Baroda	1,075,183	0.1
105,800		Brasil Insurance
		Participacoes e
		Administracao SA	964,267	0.1
71,010	@	CBRE Group, Inc.	1,080,772	0.1
100,003		Charles Schwab Corp.	1,126,034	0.1
28,408		CME Group, Inc.	6,922,177	0.6
133,178		CRISIL Ltd.	2,217,816	0.2
209,628		Discover Financial
		Services	5,031,072	0.5
162,140		Goldcrest Co., Ltd.	2,580,207	0.2
73,300		Iguatemi Empresa de
		Shopping Centers S.A.	1,362,058	0.1
642,819	@	Invesco Ltd.	12,914,234	1.2
7,260	@	Kenedix, Inc.	942,163	0.1
71,767		Lincoln National Corp.	1,393,715	0.1
409,000		Marusan Securities
		Co., Ltd.	1,249,299	0.1
517,888		Old Republic
		International Corp.	4,800,822	0.4
255,160		Progressive Corp.	4,978,172	0.5
320,616		Protective Life Corp.	7,233,097	0.7
505,625		Reinsurance Group of
		America, Inc.	26,418,906	2.4
223,497		SEI Investments Co.	3,877,673	0.3
18,518		Sobha Developers Ltd	66,580	0.0
151,100		State Street Corp.	6,090,841	0.6
806,890		TD Ameritrade Holding
		Corp.	12,627,828	1.2
1,223,169		Union Bank of India	3,907,863	0.4
54,788		Waddell & Reed
		Financial, Inc.	1,357,099	0.1
359,000		Wharf Holdings Ltd.	1,618,256	0.2
			112,633,944	10.3

		Health Care: 17.4%
72,500	@,L	3SBio, Inc. ADR ADR	740,950	0.1
120,800		Abcam PLC	685,059	0.1
181,300	@	Agilent Technologies,
		Inc.	6,332,809	0.6
160,315	@	Alexion
		Pharmaceuticals, Inc.	11,462,523	1.1
1,766,431	@	Allscripts Healthcare
		Solutions, Inc.	33,456,203	3.1
36,725		Apollo Hospitals
		Enterprise Ltd.	390,867	0.0
16,279	@	Ardea Biosciences,
		Inc.	273,650	0.0
232,652	@,L	Athenahealth, Inc.	11,427,866	1.0
145,050	@	Brookdale Senior
		Living, Inc.	2,522,420	0.2
47,712		Cadila Healthcare Ltd.	632,997	0.1
212,076	@	Cerner Corp.	12,989,655	1.2
264,605		Cipla Ltd.	1,592,956	0.1
154,599	@	Community Health
		Systems, Inc.	2,697,753	0.2
19,685		Computer Programs &
		Systems, Inc.	1,006,100	0.1
33,676		CR Bard, Inc.	2,879,298	0.3
16,328	@	Cyberonics	546,988	0.1
136,272	@	Edwards Lifesciences
		Corp.	9,634,430	0.9
42,500	@,L	GenMark Diagnostics,
		Inc.	175,100	0.0
211,908	@	Genomic Health, Inc.	5,380,344	0.5
112,338	@	HCA Holdings, Inc.	2,474,806	0.2
351,556	@	Health Management
		Associates, Inc.	2,590,968	0.2
47,200		Hill-Rom Holdings, Inc.	1,590,168	0.1
72,400	@	Immunogen, Inc.	838,392	0.1
183,679	@	Impax Laboratories,
		Inc.	3,704,805	0.3
32,232	@	IPC The Hospitalist
		Co., Inc.	1,473,647	0.1
25,196	@	Laboratory Corp. of
		America Holdings	2,166,100	0.2
15,126	@	LifePoint Hospitals,
		Inc.	561,931	0.1
134		M3, Inc.	603,341	0.0
208,285		McKesson Corp.	16,227,484	1.5
38,722	@	Medco Health
		Solutions, Inc.	2,164,560	0.2
117,315	@	Nanosphere, Inc.	172,453	0.0
115,635	@	NxStage Medical, Inc.	2,055,990	0.2
73,607		Omnicare, Inc.	2,535,761	0.2
298,936		Opto Circuits India Ltd.	1,121,054	0.1
204,200	@	Pharmstandard GDR	2,872,013	0.3
109,497		Piramal Healthcare
		Ltd.	778,534	0.1
37,369	@	Qiagen NV	516,066	0.0
41,181	@	Questcor
		Pharmaceuticals, Inc.	1,712,306	0.2
110,168	@,L	Quidel Corp.	1,666,842	0.2
42,000	@	Salix Pharmaceuticals
		Ltd.	2,009,700	0.2
238,200	@	Tenet Healthcare
		Corp.	1,221,966	0.1
186,076	@	Thermo Fisher
		Scientific, Inc.	8,367,838	0.8
104,400		Unichem Laboratories
		Ltd.	232,509	0.0
25,500	@	United Therapeutics
		Corp.	1,204,875	0.1
141,216		Universal Health
		Services, Inc.	5,487,654	0.5
563,153	@	Vertex
		Pharmaceuticals, Inc.	18,702,311	1.7
			189,882,042	17.4
		Industrials: 7.7%
67,846		Acuity Brands, Inc.	3,595,838	0.3
127,750	@	Aecom Technology
		Corp.	2,627,817	0.2
87,197	@	AGCO Corp.	3,746,855	0.3
1,951		Bell Equipment Ltd.	3,843	0.0
129,499		Blue Star Ltd.	416,327	0.0
15,748		Brink's Co.	423,306	0.0
69,776		Carlisle Cos., Inc.	3,091,077	0.3
30,923		CIRCOR International,
		Inc.	1,091,891	0.1
90,505		Con-way, Inc.	2,639,126	0.2
34,100		Copa Holdings S.A.	2,000,647	0.2
56,899		Corporate Executive
		Board Co.	2,167,852	0.2
3,744		The Dun & Bradstreet
		Corp.	280,164	0.0
21,900		Eaton Corp.	953,307	0.1
116,219		eClerx Services Ltd.	1,508,750	0.1
158,900		Edenred	3,897,813	0.4
60,458	@,L	Enernoc, Inc.	657,178	0.1
201		en-japan, Inc.	203,247	0.0
161,072		Equifax, Inc.	6,239,929	0.6
90,700		Expeditors
		International
		Washington, Inc.	3,715,072	0.3
4,000		Fanuc Ltd.	610,129	0.1
31,882		Fluor Corp.	1,602,071	0.2
14,500		Graco, Inc.	592,905	0.1
70,095		Harsco Corp.	1,442,555	0.1
39,050		Ingersoll-Rand PLC	1,189,854	0.1
121,398		JB Hunt Transport
		Services, Inc.	5,471,408	0.5
244,400		JobStreet Corp. Bhd	172,477	0.0
18,304	@	Kansas City Southern	1,244,855	0.1
62,074		Kennametal, Inc.	2,266,942	0.2
70,800		Kitz Corp.	283,652	0.0
19,100		Lennox International,
		Inc.	644,625	0.1
19,100		Manpower, Inc.	682,825	0.1
620,787	@	MAX India Ltd.	1,706,127	0.2
89,900		Michael Page
		International PLC	487,036	0.0
24,606		Mine Safety
		Appliances Co.	814,951	0.1
3,438		MSC Industrial Direct
		Co.	245,989	0.0
200,000		Nippon Thompson Co.,
		Ltd.	1,160,525	0.1
57,700		Parker Hannifin Corp.	4,399,625	0.4
93,730		Randstad Holdings NV	2,757,292	0.3
81,701		Regal-Beloit Corp.	4,164,300	0.4
240,986		Republic Services, Inc.	6,639,164	0.6
52,500		Roper Industries, Inc.	4,560,675	0.4
34,708		Snap-On, Inc.	1,756,919	0.2
50,600	@,X	Uzel Makina Sanayii
		AS	–	–
			84,156,940	7.7

		Information Technology: 24.9%
7,500	@	ACI Worldwide, Inc.	214,800	0.0
188,700		Analog Devices, Inc.	6,751,686	0.6
2,221,717		Applied Materials, Inc.	23,794,589	2.2
71,853	@	Arrow Electronics, Inc.	2,688,021	0.2
165,462	@	Autodesk, Inc.	5,018,462	0.5
76,901		Cognex Corp.	2,752,287	0.3
47,341	@	Cognizant Technology
		Solutions Corp.	3,044,500	0.3
132,474	@	Compuware Corp.	1,102,184	0.1
150,640		Corning, Inc.	1,955,307	0.2
3,224,700		Digital China Holdings
		Ltd.	4,983,667	0.5
14,741		DTS, Inc.	401,545	0.0
160,000		E Ink Holdings, Inc.	207,897	0.0
607,096	@	eBay, Inc.	18,413,222	1.7
489,211	@	Electronic Arts, Inc.	10,077,747	0.9
656,928	@	Entegris, Inc.	5,731,697	0.5
707,000		Epistar Corp.	1,498,360	0.1
27,206	@	FEI Co.	1,109,461	0.1
299,678	@	Fiserv, Inc.	17,603,086	1.6
161,882		Gemalto NV	7,845,843	0.7
44,100	@	Genpact Ltd.	659,295	0.1
13,338		Global Payments, Inc.	631,954	0.1
2,400	@	Google, Inc. - Class A	1,550,160	0.1
38,000		HTC Corp.	622,849	0.1
10,684		Info Edge India Ltd.	114,160	0.0
212,537		Ingenico	7,656,547	0.7
3,882	@	International Rectifier
		Corp.	75,388	0.0
447,026		Intuit, Inc.	23,509,097	2.2
189,936	@	Itron, Inc.	6,794,011	0.6
84,706	@	Juniper Networks, Inc.	1,728,849	0.2
184,700		Kakaku.com, Inc.	6,772,617	0.6
1,574,000	L	Kingdee International
		Software Group Co.,
		Ltd.	422,360	0.0
136,800		KLA-Tencor Corp.	6,600,600	0.6
426,900		Kontron AG	2,791,848	0.3
37,294		Linear Technology
		Corp.	1,119,939	0.1
765,788	@	Marvell Technology
		Group Ltd.	10,606,164	1.0
63,623		Mastercard, Inc.	23,719,927	2.2
85,518	@	Mentor Graphics Corp.	1,159,624	0.1
262,494	@	MIC Electronics Ltd.	29,569	0.0
581	@	Move, Inc.	3,672	0.0
86,808	@	NeuStar, Inc.	2,966,229	0.3
247,750	@	NXP Semiconductor
		NV	3,807,918	0.3
10,000	@	Plexus Corp.	273,800	0.0
987,581	@	PMC - Sierra, Inc.	5,441,571	0.5
105,403	@	Polycom, Inc.	1,718,069	0.2
283,698	@	RF Micro Devices, Inc.	1,531,969	0.1
237,747	@	Rovi Corp.	5,843,821	0.5
691,400		Siliconware Precision
		Industries Co. ADR
		ADR	3,014,504	0.3
99,650		Solera Holdings, Inc.	4,438,411	0.4
108,700	@	Synopsys, Inc.	2,956,640	0.3
17,600	@	Take-Two Interactive
		Software, Inc.	238,480	0.0
208,400	@	Telecity Group PLC	2,094,016	0.2
10,481	@	Temenos Group AG	171,105	0.0
161,000		Toshiba Corp.	657,047	0.1
796,390	@	UbiSoft Entertainment	5,298,225	0.5
75,732	@	Valueclick, Inc.	1,233,674	0.1
98,800		VeriSign, Inc.	3,529,136	0.3
80,236	@	Vishay
		Intertechnology, Inc.	721,322	0.1
121,284	@,L	VistaPrint NV	3,711,290	0.3
41,366	@	WebMD Health Corp.	1,553,293	0.1
1,006,133		Xerox Corp.	8,008,819	0.7
50,900	@,L	Yandex NV	1,002,730	0.1
			271,975,060	24.9
		Materials: 6.1%
68,452		Albemarle Corp.	3,525,963	0.3
65,500		Ball Corp.	2,339,005	0.2
71,000		Barrick Gold Corp.	3,212,750	0.3
47,300		Centerra Gold, Inc.	835,730	0.1
97,700		GoldCorp, Inc.	4,335,722	0.4
56,000		Harmony Gold Mining
		Co., Ltd. ADR	651,840	0.1
572,200		Iamgold Corp.	9,087,800	0.8
131,400		Kinross Gold Corp.	1,497,960	0.1
777,545		Kinross Gold Corp.	8,876,416	0.8
493,833		Newcrest Mining Ltd.	15,049,588	1.4
175,600		Newmont Mining Corp.	10,537,756	1.0
95,200	@	Osisko Mining Corp.	919,527	0.1
77,700		Steel Dynamics, Inc.	1,021,755	0.1
87,434	L	Yamana Gold, Inc.	1,284,405	0.1

45,000		Yamana Gold, Inc.
		(Canadian
		Denominated Security)	663,460	0.1
330,431	@,L	Zoltek Cos., Inc.	2,517,884	0.2
			66,357,561	6.1

		Telecommunications: 0.5%
289,534	@	NII Holdings, Inc.	6,167,074	0.5

	Total Common Stock
	(Cost $983,054,417)		1,051,253,740	96.2

WARRANTS: 0.0%
		Industrials: 0.0%
5,973		Kinross Gold Corp.	8,501	0.0
158,602		Voyager Oil & Gas,
		Inc.	122,108	0.0

	Total Warrants
	(Cost $22,540)		130,609	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: 0.0%
	Consumer Staples: 0.0%
INR 993,140	Britannia Industries
	Ltd., 8.250%, 03/22/13	19,203	0.0

	Total Corporate
	Bonds/Notes
	(Cost $19,896)	19,203	0.0

	Total Long-Term
	Investments
	(Cost $983,096,853)	1,051,403,552	96.2

SHORT-TERM INVESTMENTS: 6.2%
	Securities Lending Collateralcc(1): 2.5%
6,664,237	Deutsche Bank AG,
	Repurchase
	Agreement dated
	12/30/11, 0.10%, due
	01/03/12 (Repurchase
	Amount $6,664,310,
	collateralized by
	various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.500%, Market Value
	plus accrued interest
	$6,797,522, due
	06/28/12-11/01/41)	6,664,237	0.6
6,664,237	Goldman Sachs & Co.,
	Repurchase
	Agreement dated
	12/30/11, 0.10%, due
	01/03/12 (Repurchase
	Amount $6,664,310,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 2.163%-
	6.500%, Market Value
	plus accrued interest
	$6,797,522, due
	04/01/20-12/01/48)	6,664,237	0.6
6,664,237	JPMorgan Chase &
	Co., Repurchase
	Agreement dated
	12/30/11, 0.05%, due
	01/03/12 (Repurchase
	Amount $6,664,274,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 2.134%-
	5.939%, Market Value
	plus accrued interest
	$6,797,538, due
	06/01/24-03/01/41)	6,664,237	0.6
6,664,237	Morgan Stanley,
	Repurchase
	Agreement dated
	12/30/11, 0.08%, due
	01/03/12 (Repurchase
	Amount $6,664,295,
	collateralized by
	various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.375%, Market Value
	plus accrued interest
	$6,797,522, due
	11/15/12-10/01/44)	6,664,237	0.6
1,402,998	Royal Bank of Canada,
	Repurchase
	Agreement dated
	12/30/11, 0.01%, due
	01/03/12 (Repurchase
	Amount $1,403,000,
	collateralized by
	various U.S.
	Government
	Securities, 0.000%-
	4.250%, Market Value
	plus accrued interest
	$1,431,059, due
	08/15/12-11/15/40)	1,402,998	0.1
		28,059,946	2.5

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 3.7%
40,100,384	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $40,100,384)	40,100,384	3.7

	Total Short-Term
	Investments
	(Cost $68,160,330)	68,160,330	6.2

	Total Investments in
	Securities
	(Cost $1,051,257,183)	$1,119,563,882	102.4
	Liabilities in Excess of
	Other Assets	(26,446,080)	(2.4)
	Net Assets	$1,093,117,802	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt cc Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

INR	Indian Rupee

Cost for federal income tax purposes is $1,069,610,609.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$149,656,566
Gross Unrealized Depreciation	(99,703,293)

Net Unrealized Appreciation	$49,953,273

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$184,692,242	$29,786,775	$—	$214,479,017
Consumer Staples	16,372,969	13,998,885	—	30,371,854
Energy	75,230,248	—	—	75,230,248
Financials	98,767,103	13,866,841	—	112,633,944
Health Care	181,363,579	8,518,463	—	189,882,042
Industrials	70,953,565	13,203,375	—	84,156,940
Information Technology	230,808,950	41,166,110	—	271,975,060
Materials	51,307,973	15,049,588	—	66,357,561
Telecommunications	6,167,074	—	—	6,167,074
Total Common Stock	915,663,703	135,590,037	—	1,051,253,740
Warrants	8,501	122,108	—	130,609
Corporate Bonds/Notes	—	19,203	—	19,203
Short-Term Investments	40,100,384	28,059,946	—	68,160,330
Total Investments, at value	$955,772,588	$163,791,294	$—	$1,119,563,882

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Franklin Income Portfolio	AS OF DECEMBER 31, 2011

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 54.2%
		Consumer Discretionary: 9.3%
1,800,000	#,L	Academy Ltd. /
		Academy Finance
		Corp., 9.250%,
		08/01/19	$1,786,500	0.2
3,300,000	#,±	American Airlines, Inc.,
		7.500%, 03/15/16	2,376,000	0.3
2,000,000		BJ's Wholesale Club,
		Inc., 7.000%, 09/26/18	2,009,730	0.3
3,000,000		Cablevision Systems
		Corp., 7.750%,
		04/15/18	3,195,000	0.4
3,000,000	L	Cablevision Systems
		Corp., 8.000%,
		04/15/20	3,232,500	0.4
1,000,000		Cablevision Systems
		Corp., 8.625%,
		09/15/17	1,112,500	0.1
5,867,024		CCH II, LLC / CCH II
		Capital Corp.,
		13.500%, 11/30/16	6,805,748	0.9
1,900,000		CCO Holdings LLC /
		CCO Holdings Capital
		Corp., 8.125%,
		04/30/20	2,090,000	0.3
2,500,000		CCO Holdings LLC /
		CCO Holdings Capital
		Corp., 6.500%,
		04/30/21	2,543,750	0.3
2,000,000	#	Cequel
		Communications
		Holdings I, LLC and
		Cequel Capital Corp.,
		8.625%, 11/15/17	2,130,000	0.3
4,300,000	#	Chrysler Group
		LLC/CG Co-Issuer,
		Inc., 8.250%, 06/15/21	3,934,500	0.5
1,400,000	#	CityCenter Holdings
		LLC / CityCenter
		Finance Corp.,
		7.625%, 01/15/16	1,442,000	0.2
1,688,932	#,&,L	CityCenter Holdings
		LLC / CityCenter
		Finance Corp.,
		10.750%, 01/15/17	1,750,156	0.2
8,164,403		Clear Channel
		Communications, Inc.,
		3.946%, 11/13/15	6,057,530	0.8
5,300,000		Clear Channel
		Communications, Inc.,
		9.000%, 03/01/21	4,491,750	0.6
1,600,000		Clear Channel
		Worldwide Holdings,
		Inc., 9.250%, 12/15/17	1,736,000	0.2
3,000,000		ClubCorp Club
		Operations, Inc.,
		10.000%, 12/01/18	2,895,000	0.4
3,000,000	#	CSC Holdings LLC,
		6.750%, 11/15/21	3,172,500	0.4
1,300,000	L	Dean Foods Co.,
		9.750%, 12/15/18	1,391,000	0.2
2,500,000		Go Daddy Group,
		7.000%, 09/28/18	2,504,375	0.3
1,300,000	L	Goodyear Tire &
		Rubber Co., 8.250%,
		08/15/20 $	1,423,500	0.2
750,000		Caesars Entertainment
		Operating Co., Inc.,
		11.250%, 06/01/17	799,687	0.1
2,500,000		KB Home, 5.750%,
		02/01/14	2,412,500	0.3
500,000		KB Home, 6.250%,
		06/15/15	462,500	0.1
1,500,000		MGM Resorts
		International, 10.000%,
		11/01/16	1,582,500	0.2
2,000,000		MGM Resorts
		International, 6.750%,
		04/01/13	2,022,500	0.3
1,400,000	#	Reynolds Group
		Issuer, Inc. / Reynolds
		Group Issuer LLC /
		Reynolds Group Issuer
		Lu, 7.875%, 08/15/19	1,470,000	0.2
500,000	#	Reynolds Group
		Issuer, Inc. / Reynolds
		Group Issuer LLC /
		Reynolds Group Issuer
		Lu, 8.250%, 02/15/21	445,000	0.0
1,000,000	#	Reynolds Group
		Issuer, Inc. / Reynolds
		Group Issuer LLC /
		Reynolds Group Issuer
		Lu, 9.875%, 08/15/19	975,000	0.1
653,060		SuperMedia, Inc.,
		11.000%, 12/31/15	309,037	0.0
2,291,805		U.S. Investigations
		Services, Inc., 3.037%,
		04/01/15	2,134,244	0.3
1,900,000		Visant Corp., 10.000%,
		10/01/17	1,748,000	0.2
			72,441,007	9.3

		Consumer Staples: 0.9%
3,000,000		Ceridian Corp.,
		11.250%, 11/15/15	2,355,000	0.3
732,000		Hertz Corp., 8.875%,
		01/01/14	739,320	0.1
1,000,000		JBS USA LLC/JBS
		USA Finance, Inc.,
		11.625%, 05/01/14	1,136,250	0.1
2,000,000	L	Supervalu, Inc.,
		8.000%, 05/01/16	2,075,000	0.3
1,100,000	L	United Rentals North
		America, Inc., 8.375%,
		09/15/20	1,078,000	0.1
			7,383,570	0.9

		Energy: 7.4%
1,400,000		Antero Resources
		Finance Corp.,
		9.375%, 12/01/17	1,519,000	0.2
1,300,000	#	Antero Resources
		Finance Corp.,
		7.250%, 08/01/19	1,339,000	0.2
1,100,000	#	Arch Coal, Inc.,
		7.250%, 06/15/21	$1,135,750	0.1
1,500,000	L	ATP Oil & Gas
		Corp./United States,
		11.875%, 05/01/15	993,750	0.1
1,000,000	#	Calpine Corp., 7.875%,
		01/15/23	1,080,000	0.1
3,000,000		Chesapeake Energy
		Corp., 6.875%,
		11/15/20	3,225,000	0.4
3,300,000		Chesapeake Energy
		Corp., 6.875%,
		08/15/18	3,547,500	0.5
6,000,000		Chesapeake Energy
		Corp., 7.250%,
		12/15/18	6,660,000	0.9
1,400,000		Consol Energy, Inc.,
		8.250%, 04/01/20	1,554,000	0.2
7,000,000	±	Dynegy Holdings, Inc.,
		7.500%, 06/01/15	4,655,000	0.6
2,500,000	±	Dynegy Holdings, Inc.,
		7.750%, 06/01/19	1,650,000	0.2
1,500,000	±	Dynegy Holdings, Inc.,
		8.375%, 05/01/16	1,005,000	0.1
1,500,000		El Paso Corp.,
		7.750%, 01/15/32	1,740,000	0.2
900,000		Energy Transfer Equity
		L.P., 7.500%, 10/15/20	987,750	0.1
1,500,000		Energy XXI Gulf Coast,
		Inc., 9.250%, 12/15/17	1,635,000	0.2
1,500,000	#	Expro Finance
		Luxembourg SCA,
		8.500%, 12/15/16	1,327,500	0.2
1,500,000	#	FMG Resources
		August 2006 Pty Ltd.,
		6.875%, 02/01/18	1,443,750	0.2
1,100,000	#	FMG Resources
		August 2006 Pty Ltd.,
		7.000%, 11/01/15	1,116,500	0.1
2,000,000	#	FMG Resources
		August 2006 Pty Ltd.,
		8.250%, 11/01/19	2,045,000	0.3
500,000	#	Green Field Energy
		Services, Inc.,
		13.000%, 11/15/16	487,500	0.1
2,000,000		Linn Energy LLC/Linn
		Energy Finance Corp.,
		8.625%, 04/15/20	2,180,000	0.3
2,000,000		Sabine Pass LNG LP,
		7.250%, 11/30/13	2,030,000	0.3
2,500,000		Sabine Pass LNG LP,
		7.500%, 11/30/16	2,525,000	0.3
4,000,000	#	SandRidge Energy,
		Inc., 8.000%, 06/01/18	4,060,000	0.5
3,200,000	#	SandRidge Energy,
		Inc., 9.875%, 05/15/16	3,440,000	0.4
2,000,000		Sesi, LLC, 6.875%,
		06/01/14	2,020,000	0.3
2,000,000	#	W&T Offshore, Inc.,
		8.500%, 06/15/19	2,080,000	0.3
			57,482,000	7.4

		Financials: 12.5%
2,500,000		Ally Financial, Inc.,
		8.000%, 03/15/20	$2,568,750	0.3
1,000,000		Ally Financial, Inc.,
		6.250%, 12/01/17	968,583	0.1
1,500,000	L	Bank of America Corp.,
		8.125%, 12/29/49	1,348,125	0.2
EUR 900,000	#	Boparan Holdings Ltd.,
		9.750%, 04/30/18	946,418	0.1
GBP 1,000,000	#	Boparan Holdings Ltd.,
		9.875%, 04/30/18	1,257,920	0.2
3,600,000	#	CEVA Group PLC,
		11.500%, 04/01/18	3,267,000	0.4
4,488,750		Chrysler Group LLC -
		Term Loan B, 6.083%,
		05/24/17	4,258,702	0.5
10,000,000	#	CIT Group, Inc.,
		7.000%, 05/02/16	10,012,500	1.3
8,500,000	#	CIT Group, Inc.,
		7.000%, 05/02/17	8,500,000	1.1
12,000,000	#	CIT Group, Inc.,
		7.000%, 05/04/15	12,030,000	1.5
1,494,000		Felcor Lodging L.P.,
		10.000%, 10/01/14	1,643,400	0.2
3,276,964		First Data Corp. - Term
		Loan B-3, 4.294%,
		09/24/14	2,964,423	0.4
4,300,000		Ford Motor Credit Co.,
		LLC, 12.000%,
		05/15/15	5,300,460	0.7
1,500,000	#	Forest City
		Enterprises, Inc.,
		4.250%, 08/15/18	1,316,250	0.2
2,000,000		International Lease
		Finance Corp.,
		8.875%, 09/01/17	2,080,000	0.3
4,500,000		iStar Financial, Inc.,
		1.081%, 10/01/12	4,050,000	0.5
5,000,000	L	iStar Financial, Inc.,
		8.625%, 06/01/13	4,675,000	0.6
4,000,000		iStar Financial, Inc. -
		TL A2, 7.000%,
		06/11/14	3,890,000	0.5
12,500,000		JPMorgan Chase &
		Co., 7.900%, 04/29/49	13,353,525	1.7
2,000,000	#	Liberty Mutual Group,
		Inc., 10.750%,
		06/15/58	2,530,000	0.3
2,000,000	#	M&T Bank Corp.,
		6.875%, 12/29/49	1,960,000	0.2
1,000,000	#,L	Petroplus Finance Ltd.,
		6.750%, 05/01/14	610,000	0.1
1,500,000	#	Petroplus Finance Ltd.,
		7.000%, 05/01/17	765,000	0.1
1,500,000	#,L	Petroplus Finance Ltd.,
		9.375%, 09/15/19	780,000	0.1
2,000,000		Sophia L.P. TL B,
		07/31/18	2,003,750	0.3
2,100,000	#	Unitymedia Hessen
		GmbH & Co. KG /
		Unitymedia NRW
		GmbH, 8.125%,
		12/01/17	2,228,625	0.3
2,500,000	#	UPCB Finance III Ltd.,
		6.625%, 07/01/20	$2,475,000	0.3
			97,783,431	12.5

		Health Care: 4.9%
1,000,000	#	Chiron Merger Sub,
		Inc., 10.500%,
		11/01/18	982,500	0.1
3,011,000	L	Community Health
		Systems, Inc., 8.875%,
		07/15/15	3,116,385	0.4
800,000		Grifols, Inc., 8.250%,
		02/01/18	844,000	0.1
3,000,000		HCA, Inc., 6.500%,
		02/15/16	3,060,000	0.4
3,000,000		HCA, Inc., 7.875%,
		02/15/20	3,255,000	0.4
3,400,000		HCA, Inc., 6.500%,
		02/15/20	3,536,000	0.4
3,200,000		HCA, Inc., 7.500%,
		02/15/22	3,280,000	0.4
1,500,000		HCA, Inc., 8.500%,
		04/15/19	1,650,000	0.2
600,000	#	Health Management
		Associates, Inc.,
		7.375%, 01/15/20	625,500	0.1
2,000,000		Kinetic Concepts, Inc. -
		TL B1, 7.000%,
		05/04/18	2,020,550	0.3
2,100,000	#	Mylan, Inc., 6.000%,
		11/15/18	2,170,875	0.3
5,000,000		Tenet Healthcare
		Corp., 9.250%,
		02/01/15	5,281,250	0.7
2,750,000		Tenet Healthcare
		Corp., 10.000%,
		05/01/18	3,155,625	0.4
1,500,000		Tenet Healthcare
		Corp., 8.000%,
		08/01/20	1,509,375	0.2
500,000		Vanguard Health
		Holding Co. II LLC /
		Vanguard Holding Co.
		II, Inc., 7.750%,
		02/01/19	482,500	0.1
64,000	Z	Vanguard Health
		Systems, Inc.,
		02/01/16	40,320	0.0
3,200,000		Vanguard Health
		Holding Co. II
		LLC/Vanguard Holding
		Co. II, Inc., 8.000%,
		02/01/18	3,192,000	0.4
			38,201,880	4.9

		Industrials: 3.2%
1,600,000	#	Abengoa Finance
		SAU, 8.875%,
		11/01/17	1,608,000	0.2
1,000,000		Berry Plastics Corp.,
		9.750%, 01/15/21	1,002,500	0.1
1,000,000	#	Calpine Corp., 7.500%,
		02/15/21	1,075,000	0.2
89,000		CDW LLC / CDW
		Finance Corp.,
		11.000%, 10/12/15 $	93,895	0.0
750,000		CDW LLC / CDW
		Finance Corp.,
		12.535%, 10/12/17	757,500	0.1
1,400,000	#	Cemex SAB de CV,
		3.250%, 03/15/16	918,750	0.1
805,000	#	Cemex SAB de CV,
		3.750%, 03/15/18	526,269	0.1
3,000,000	#,L	Cemex SAB de CV,
		9.000%, 01/11/18	2,407,500	0.3
1,100,000	#	CEVA Group PLC,
		8.375%, 12/01/17	1,036,750	0.1
2,500,000	#	CHC Helicopter S.A.,
		9.250%, 10/15/20	2,262,500	0.3
500,000		Interactive Data Corp.,
		10.250%, 08/01/18	542,500	0.1
1,000,000		Manitowoc Co., Inc.,
		9.500%, 02/15/18	1,070,000	0.1
2,500,000		Niska Gas Storage US
		LLC/Niska Gas
		Storage Canada ULC,
		8.875%, 03/15/18	2,456,250	0.3
1,000,000	#	NXP BV/NXP Funding,
		LLC, 9.750%, 08/01/18	1,095,000	0.2
2,200,000		RBS Global, Inc. and
		Rexnord Corp.,
		8.500%, 05/01/18	2,343,000	0.3
1,500,000	L	RBS Global, Inc. and
		Rexnord Corp.,
		11.750%, 08/01/16	1,582,500	0.2
4,000,000	L	Terex Corp., 8.000%,
		11/15/17	3,940,000	0.5
			24,717,914	3.2

		Information Technology: 5.0%
1,200,000		Advanced Micro
		Devices, Inc., 8.125%,
		12/15/17	1,251,000	0.2
348,735		First Data Corp.,
		3.044%, 09/24/14	315,847	0.0
3,498,303		First Data Corp.,
		3.044%, 09/24/14	3,164,653	0.4
6,400,000		First Data Corp.,
		12.625%, 01/15/21	5,600,000	0.7
4,179,000	#	First Data Corp.,
		8.250%, 01/15/21	3,761,100	0.5
3,187,000	#,&	First Data Corp.,
		8.750%, 01/15/22	2,756,755	0.4
500,000		First Data Corp.,
		9.875%, 09/24/15	472,500	0.1
2,500,000	&	First Data Corp.,
		10.550%, 09/24/15	2,396,875	0.3
3,000,000	L	First Data Corp.,
		11.250%, 03/31/16	2,505,000	0.3
3,000,000	#	Freescale
		Semiconductor, Inc.,
		9.250%, 04/15/18	3,221,250	0.4
1,000,000	L	Freescale
		Semiconductor, Inc.,
		10.125%, 12/15/16	1,057,500	0.1
4,426,000	#,L	Freescale
		Semiconductor, Inc.,
		10.125%, 03/15/18 $ 4,846,470		0.6
1,000,000	L	Sanmina-SCI Corp.,
		8.125%, 03/01/16	1,037,500	0.1
1,448,571		SRA International, Inc.
		- TL B, 6.590%,
		07/07/18	1,364,072	0.2
800,000	#,L	Sterling Merger, Inc.,
		11.000%, 10/01/19	784,000	0.1
800,000		SunGard Data
		Systems, Inc.,
		10.250%, 08/15/15	833,000	0.1
2,500,000		SunGard Data
		Systems, Inc.,
		10.625%, 05/15/15	2,675,000	0.4
1,000,000		SunGard Data
		Systems, Inc., 7.625%,
		11/15/20	1,032,500	0.1
			39,075,022	5.0

		Materials: 2.0%
3,000,000	#	Dynacast International
		LLC / Dynacast
		Finance, Inc., 9.250%,
		07/15/19	2,835,000	0.4
3,000,000		Hexion US Finance
		Corp. / Hexion Nova
		Scotia Finance ULC,
		8.875%, 02/01/18	2,827,500	0.3
EUR 3,220,000	#	Ineos Group Holdings
		PLC, 7.875%, 02/15/16	3,104,769	0.4
EUR 2,500,000	#	Kerling PLC, 10.625%,
		02/01/17	2,879,700	0.4
EUR 2,000,000	#	Kinove German
		Bondco GmbH,
		10.000%, 06/15/18	2,316,702	0.3
1,000,000	#	Sealed Air Corp.,
		8.125%, 09/15/19	1,100,000	0.1
500,000	#	Sealed Air Corp.,
		8.375%, 09/15/21	555,000	0.1
			15,618,671	2.0

		Media: 0.6%
5,000,000		Cumulus Media, Inc.,
		7.500%, 03/01/19	4,858,335	0.6

		Telecommunications: 3.6%
4,500,000		Cricket
		Communications, Inc.,
		7.750%, 10/15/20	3,948,750	0.5
2,500,000		Freescale
		Semiconductor, Inc.,
		8.050%, 02/01/20	2,362,500	0.3
5,980,000	L	Freescale
		Semiconductor, Inc.,
		10.750%, 08/01/20	6,264,050	0.8
900,000		Frontier
		Communications
		Corp., 8.500%,
		04/15/20	925,875	0.1
3,500,000	#	Sprint Nextel Corp.,
		9.000%, 11/15/18	3,683,750	0.5
3,500,000	#	Sprint Nextel Corp.,
		11.500%, 11/15/21	$3,473,750	0.4
2,750,000		UPC Germany GmbH,
		8.125%, 12/01/17	3,692,649	0.5
1,500,000		UPC Germany GmbH,
		9.625%, 12/01/19	2,014,172	0.3
GBP 800,000		Virgin Media Secured
		Finance PLC, 7.000%,
		01/15/18	1,329,357	0.2
			27,694,853	3.6

		Utilities: 4.8%
800,000	#	Calpine Corp., 7.875%,
		07/31/20	866,000	0.1
1,750,000		Dynegy Midwest Gen
		LLC Term First,
		9.379%, 08/04/16	1,768,813	0.2
3,250,000		Dynegy Power LLC,
		9.379%, 08/04/16	3,306,293	0.4
1,500,000	#	Intergen NV, 9.000%,
		06/30/17	1,586,250	0.2
1,000,000		GenOn Energy, Inc.,
		7.625%, 06/15/14	1,005,000	0.1
4,600,000		GenOn Energy, Inc.,
		7.875%, 06/15/17	4,462,000	0.6
10,878,053		Texas Competitive
		Electric Holdings Co.
		LLC, 4.776%, 10/10/17	6,925,697	0.9
11,542,971		Texas Competitive
		Electric Holdings Co.
		LLC - TL, 4.776%,
		10/10/17	7,349,029	1.0
1,100,000	#	Texas Competitive
		Electric Holdings Co.
		LLC / TCEH Finance,
		Inc., 11.500%,
		10/01/20	939,125	0.1
6,860,000	L	Texas Competitive
		Electric Holdings Co.
		LLC / TCEH Finance,
		Inc., 15.000%,
		04/01/21	3,807,300	0.5
15,000,000		Texas Competitive
		Electric Holdings Co.,
		LLC, 10.250%,
		11/01/15	5,400,000	0.7
376,535	&,L	Texas Competitive
		Electric Holdings Co.,
		LLC, 10.500%,
		11/01/16	136,494	0.0
			37,552,001	4.8
	Total Corporate
	Bonds/Notes
	(Cost $436,939,736)		422,808,684	54.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.3%
2,865,974	#	Banc of America Large
		Loan, Inc., 2.028%,
		11/15/15	$2,595,628	0.3

		Total Collateralized
		Mortgage Obligations
		(Cost $2,568,648)	2,595,628	0.3

MUNICIPAL BONDS: 0.2%
		California: 0.2%
1,130,000		State of California,
		7.950%, 03/01/36	1,279,104	0.2

		Total Municipal Bonds
		(Cost $1,131,304)	1,279,104	0.2

STRUCTURED PRODUCTS: 0.4%
		Materials: 0.4%
50,000	#,@,Z	Newmont Mining Corp.
		Equity Linked Note
		(Counterpary: UBS
		Warburg AG), 09/14/12	3,040,500	0.4

		Total Structured Products
		(Cost $3,165,000)	3,040,500	0.4

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 35.8%
		Consumer Discretionary: 1.3%
75,000	@	Charter
		Communications, Inc.	4,270,500	0.6
110,000		Comcast Corp. – Class
		A	2,608,100	0.3
122,564	@,L	Dex One Corp.	203,456	0.0
12,230	@	General Motors Co.	247,902	0.0
120,000	X	General Motors Co.	–	–
60,100		Target Corp.	3,078,322	0.4
			10,408,280	1.3

		Consumer Staples: 1.1%
150,000		Diageo PLC	3,277,489	0.4
73,900		PepsiCo, Inc.	4,903,265	0.7
			8,180,754	1.1

		Energy: 6.1%
15,000	@	Alpha Natural
		Resources, Inc.	306,450	0.0
150,000		BP PLC ADR	6,411,000	0.8
108,753	@	Callon Petroleum Co.	540,503	0.1
365,000		Canadian Oil Sands
		Ltd.	8,330,061	1.1
100,000		Chesapeake Energy
		Corp.	2,229,000	0.3
25,000		Chevron Corp.	2,660,000	0.3
160,000		ConocoPhillips	11,659,200	1.5
56,235		ExxonMobil Corp.	4,766,479	0.6
50,000		Royal Dutch Shell PLC
		- Class A ADR	3,654,500	0.5
35,000		Schlumberger Ltd.	2,390,850	0.3
80,000		Spectra Energy Corp.	2,460,000	0.3
150,000	@	Weatherford
		International Ltd.	$2,196,000	0.3
			47,604,043	6.1

		Financials: 4.6%
224,732		Banco Santander
		Central Hispano S.A.	1,697,768	0.2
550,000		Bank of America Corp.	3,058,000	0.4
377,700		Barclays PLC	1,034,394	0.2
54,800	@	CIT Group, Inc.	1,910,876	0.2
46,507		Citigroup, Inc.	1,223,599	0.2
206,547	@,L	Federal National
		Mortgage Association	41,557	0.0
500,000		HSBC Holdings PLC	3,816,994	0.5
200,000		JPMorgan Chase &
		Co.	6,650,000	0.8
40,000		M&T Bank Corp.	3,053,600	0.4
120,100		QBE Insurance Group
		Ltd.	1,589,448	0.2
365,500		Wells Fargo & Co.	10,073,180	1.3
635,200		Westfield Retail Trust	1,618,804	0.2
			35,768,220	4.6

		Health Care: 6.3%
150,000		Johnson & Johnson	9,837,000	1.3
410,200		Merck & Co., Inc.	15,464,540	2.0
378,100		Pfizer, Inc.	8,182,084	1.0
92,800		Roche Holding AG -
		Genusschein	15,694,183	2.0
			49,177,807	6.3

		Industrials: 1.4%
23,700		Boeing Co.	1,738,395	0.2
8,400		Caterpillar, Inc.	761,040	0.1
469,500		General Electric Co.	8,408,745	1.1
			10,908,180	1.4

		Information Technology: 1.3%
70,500		Cisco Systems, Inc.	1,274,640	0.2
300,000		Intel Corp.	7,275,000	0.9
200,000		Xerox Corp.	1,592,000	0.2
			10,141,640	1.3

		Materials: 0.9%
110,000		Barrick Gold Corp.	4,977,500	0.6
50,000		LyondellBasell
		Industries NV	1,624,500	0.2
20,000		Nucor Corp.	791,400	0.1
			7,393,400	0.9

		Telecommunications: 3.0%
275,000		AT&T, Inc.	8,316,000	1.1
50,000		CenturyTel, Inc.	1,860,000	0.2
54,300		France Telecom S.A.	849,883	0.1
101,205		Frontier
		Communications Corp.	521,206	0.1
51,900		SK Telecom Co., Ltd.
		ADR	706,359	0.1
175,000	@	Sprint Nextel Corp.	409,500	0.0
800,000		Telstra Corp., Ltd.	2,720,813	0.4
2,750,000		Vodafone Group PLC	$7,667,235	1.0
			23,050,996	3.0

		Utilities: 9.8%
53,000		AGL Resources, Inc.	2,239,780	0.3
150,000		American Electric
		Power Co., Inc.	6,196,500	0.8
200,000		Duke Energy Corp.	4,400,000	0.6
170,000	@	Dynegy, Inc.	470,900	0.1
85,000		Entergy Corp.	6,209,250	0.8
70,000		FirstEnergy Corp.	3,101,000	0.4
102,000		NextEra Energy, Inc.	6,209,760	0.8
200,000		Pacific Gas & Electric
		Co.	8,244,000	1.0
100,000		Pinnacle West Capital
		Corp.	4,818,000	0.6
68,400		PPL Corp.	2,012,328	0.3
120,000		Progress Energy, Inc.	6,722,400	0.9
175,000		Public Service
		Enterprise Group, Inc.	5,776,750	0.7
105,000		Sempra Energy	5,775,000	0.7
125,000		Southern Co.	5,786,250	0.7
162,000		TECO Energy, Inc.	3,100,680	0.4
200,000		Xcel Energy, Inc.	5,528,000	0.7
			76,590,598	9.8

	Total Common Stock
	(Cost $294,615,662)		279,223,918	35.8

PREFERRED STOCK: 4.9%
		Consumer Discretionary: 0.2%
30,000		General Motors Co.	1,027,500	0.2

		Energy: 0.8%
3,500	#	Chesapeake Energy
		Corp.	3,438,750	0.4
25,000	@	SandRidge Energy,
		Inc.	2,984,375	0.4
			6,423,125	0.8

		Financials: 3.3%
1,839	#,P	Ally Financial, Inc.	1,318,391	0.2
9,300		Bank of America Corp.	7,328,586	1.0
40,000		Citigroup, Inc.	3,250,000	0.4
50	@,P	Federal National
		Mortgage Association -
		Convertible Series
		2004-1	265,000	0.0
100,000	@,P	Federal National
		Mortgage Association -
		Series Q	151,000	0.0
194,460	@,P	Federal National
		Mortgage Association -
		Series R	221,684	0.0
96,100	@,P	Federal National
		Mortgage Association -
		Series S	132,618	0.0
90,000		Felcor Lodging Trust,
		Inc.	2,016,558	0.3

191,500	@,	L,P Federal Home Loan
		Mortgage Corp.	254,695	0.0
40,000		MetLife, Inc.	2,464,800	0.3
8,000	Wells Fargo & Co.	$8,516,000	1.1
		25,919,332	3.3

	Health Care: 0.3%
2,500	Tenet Healthcare
	Corp.	2,137,500	0.3

	Materials: 0.2%
33,000	AngloGold Ashanti Ltd.	1,575,090	0.2

	Utilities: 0.1%
20,000	NextEra Energy, Inc.	1,012,200	0.1

	Total Preferred Stock
	(Cost $56,147,172)	38,094,747	4.9

WARRANTS: 0.1%
	Consumer Discretionary: 0.1%
25,281	Charter
	Communications, Inc.	439,889	0.1
11,118	General Motors Co.	86,943	0.0
11,118	General Motors Co.	130,414	0.0
		657,246	0.1

	Energy: 0.0%
500	Green Field Energy
	Services, Inc.	23,000	0.0

	Total Warrants
	(Cost $10,350,763)	680,246	0.1

	Total Long-Term
	Investments
	(Cost $804,918,285)	747,722,827	95.9

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 3.1%
		U.S. Government Agency Obligations: 0.1%
835,000	Z	Federal Home Loan
		Bank Discount Note,
		3.900%, 01/03/12
		(Cost $835,000)	835,000	0.1

		Securities Lending Collateralcc(1): 3.0%
5,468,800		Cantor Fitzgerald,
		Repurchase
		Agreement dated
		12/30/11, 0.12%, due
		01/03/12 (Repurchase
		Amount $5,468,872,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 1.437%-
		6.014%, Market Value
		plus accrued interest
		$5,578,176, due
		06/01/17-09/01/44)	5,468,800	0.7
5,468,800	Citigroup, Inc.,
	Repurchase
	Agreement dated
	12/30/11, 0.08%, due
	01/03/12 (Repurchase
	Amount $5,468,848,
	collateralized by
	various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	5.500%, Market Value
	plus accrued interest
	$5,578,176, due
	01/19/12-12/20/41)	$5,468,800	0.7
5,468,800	Deutsche Bank AG,
	Repurchase
	Agreement dated
	12/30/11, 0.10%, due
	01/03/12 (Repurchase
	Amount $5,468,860,
	collateralized by
	various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.500%, Market Value
	plus accrued interest
	$5,578,177, due
	06/28/12-11/01/41)	5,468,800	0.7
5,468,800	Goldman Sachs & Co.,
	Repurchase
	Agreement dated
	12/30/11, 0.10%, due
	01/03/12 (Repurchase
	Amount $5,468,860,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 2.163%-
	6.500%, Market Value
	plus accrued interest
	$5,578,176, due
	04/01/20-12/01/48)	5,468,800	0.7
1,151,326	Mizuho Securities USA
	Inc., Repurchase
	Agreement dated
	12/30/11, 0.10%, due
	01/03/12 (Repurchase
	Amount $1,151,339,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 0.000%-
	11.000%, Market
	Value plus accrued
	interest $1,174,353,
	due 08/01/13-
	10/01/47)	$1,151,326	0.2
		23,026,526	3.0

	Total Short-Term
	Investments
	(Cost $23,861,526)	23,861,526	3.1

	Total Investments in
	Securities
	(Cost $828,779,811)	$771,584,353	99.0
	Assets in Excess of Other
	Liabilities	8,155,039	1.0
	Net Assets	$779,739,392	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
&	Payment-in-kind
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
EUR	EU Euro
GBP	British Pound

Cost for federal income tax purposes is $829,250,494.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$57,634,532
Gross Unrealized Depreciation	(115,300,673)

Net Unrealized Depreciation	$(57,666,141)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$10,408,280	$—	$—	$10,408,280
Consumer Staples	4,903,265	3,277,489	—	8,180,754
Energy	47,604,043	—	—	47,604,043
Financials	26,010,812	9,757,408	—	35,768,220
Health Care	33,483,624	15,694,183	—	49,177,807
Industrials	10,908,180	—	—	10,908,180
Information Technology	10,141,640	—	—	10,141,640
Materials	7,393,400	—	—	7,393,400
Telecommunications	11,813,065	11,237,931	—	23,050,996
Utilities	76,590,598	—	—	76,590,598
Total Common Stock	239,256,907	39,967,011	—	279,223,918
Preferred Stock	12,706,890	25,387,857	—	38,094,747
Warrants	657,246	—	23,000	680,246
Corporate Bonds/Notes	—	422,808,684	—	422,808,684
Collateralized Mortgage Obligations	—	2,595,628	—	2,595,628
Municipal Bonds	—	1,279,104	—	1,279,104
Structured Products	—	3,040,500	—	3,040,500
Short-Term Investments	—	23,861,526	—	23,861,526
Total Investments, at value	$252,621,043	$518,940,310	$23,000	$771,584,353

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended  December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011

Asset Table
Investments, at value
Common Stock	—	4	(12,524)	—	12,522	(2)	—	—	—
Warrants	—	19,493	—	—	—	3,507	—	—	23,000
Short-Term Investments	209,800	—	(209,800)	—	(52,451)	52,451	—	—	—
Total Investments, at value	$209,800	$19,497	$(222,324)	$—	$(39,929)	$55,956	$—	$—	$23,000

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $3,507.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 86.3%
		Consumer Discretionary: 7.3%
351,622		British Sky
		Broadcasting PLC	$4,000,480	0.9
10,246		DaimlerChrysler AG	448,861	0.1
464,354	@	DaimlerChrysler
		Escrow	48,757	0.0
928,584	@	DaimlerChrysler
		Escrow	97,501	0.0
928,598	@	DaimlerChrysler
		Escrow	97,503	0.1
108,330		D.R. Horton, Inc.	1,366,041	0.3
133,910	@	General Motors Co.	2,714,356	0.6
44,680		Kohl's Corp.	2,204,958	0.5
90,409		Mattel, Inc.	2,509,754	0.6
378,413		News Corp. - Class A	6,750,888	1.5
18,748		News Corp. - Class B	340,839	0.1
440,822	X	Prime AET&D Holdings	–	–
92,129		Time Warner Cable,
		Inc.	5,856,640	1.3
133,321		Viacom - Class B	6,054,106	1.3
			32,490,684	7.3

		Consumer Staples: 20.6%
236,932		Altria Group, Inc.	7,025,034	1.6
82		British American
		Tobacco PLC ADR	7,780	0.0
257,358		British American
		Tobacco PLC	12,209,068	2.7
102,740		Coca-Cola Enterprises,
		Inc.	2,648,637	0.6
313,189		CVS Caremark Corp.	12,771,847	2.8
106,357		Dr Pepper Snapple
		Group, Inc.	4,198,974	0.9
105,768		General Mills, Inc.	4,274,085	0.9
263,957		Imperial Tobacco
		Group PLC	9,988,195	2.2
264,113		Kraft Foods, Inc.	9,867,262	2.2
236,118		Kroger Co.	5,718,778	1.3
34,851		Lorillard, Inc.	3,973,014	0.9
–	@	Nestle S.A.	–	–
51,222		PepsiCo, Inc.	3,398,580	0.8
74,479		Pernod-Ricard S.A.	6,893,678	1.6
50,940		Philip Morris
		International, Inc.	3,997,771	0.9
58,438		Reynolds American,
		Inc.	2,420,502	0.5
52,921		Wal-Mart Stores, Inc.	3,162,559	0.7
			92,555,764	20.6

		Energy: 9.3%
52,370		Apache Corp.	4,743,675	1.0
356,690		BP PLC	2,540,786	0.6
108,650		El Paso Corp.	2,886,831	0.6
36,835		Ensco International
		PLC ADR	1,728,298	0.4
63,611	@	Exterran Holdings, Inc.	578,860	0.1
269,446		Marathon Oil Corp.	7,886,684	1.8
79,232		Marathon Petroleum
		Corp.	2,637,633	0.6
56,464		Murphy Oil Corp.	3,147,303	0.7
219,663		Royal Dutch Shell PLC	8,006,883	1.8
92,015		Transocean Ltd.	3,532,456	0.8
121,190		Williams Cos., Inc.	$4,001,694	0.9
			41,691,103	9.3

		Financials: 13.0%
80,913		ACE Ltd.	5,673,620	1.3
9,488		Alexander's, Inc.	3,510,845	0.8
7,990	@	Alleghany Corp.	2,279,467	0.5
161,820	@	American International
		Group, Inc.	3,754,224	0.8
–	@	Banco Popolare Scarl	–	–
49,872	#,@	Bond Street Holdings,
		LLC	960,036	0.2
454,259	@,X	Canary Wharf Group
		PLC	1,667,380	0.4
44,514	@	CIT Group, Inc.	1,552,203	0.3
78,053		Citigroup, Inc.	2,053,574	0.5
98,875	@	CNO Financial Group,
		Inc.	623,901	0.1
–	@	Deutsche Boerse AG	–	–
39,912	@	Deutsche Boerse AG	2,088,902	0.4
51,610	@	Forestar Real Estate
		Group, Inc.	780,859	0.2
47,924	@	Guaranty Bancorp	70,448	0.0
–	@	Intesa Sanpaolo S.p.A.	–	–
34,918	@	KB Financial Group,
		Inc.	1,100,281	0.2
83,649		Metlife, Inc.	2,608,176	0.6
228,990		Morgan Stanley	3,464,619	0.8
77,412		NYSE Euronext	2,020,453	0.5
71,358		Old Republic
		International Corp.	661,489	0.2
118,630		PNC Financial
		Services Group, Inc.	6,841,392	1.5
–	@	Societe Generale	–	–
191,125		UBS AG - Reg	2,267,256	0.5
95,274		Wells Fargo & Co.	2,625,751	0.6
20,198	@	White Mountains
		Insurance Group Ltd.	9,158,985	2.0
11,352		Zurich Financial
		Services AG	2,557,689	0.6
			58,321,550	13.0

		Health Care: 13.2%
107,546		Amgen, Inc.	6,905,529	1.5
469,090	@	Boston Scientific Corp.	2,504,940	0.6
63,300	@	Community Health
		Systems, Inc.	1,104,585	0.2
53,600	@	Coventry Health Care,
		Inc.	1,627,832	0.4
128,294		Eli Lilly & Co.	5,331,899	1.2
67,251	@	Hospira, Inc.	2,042,413	0.4
163,828		Medtronic, Inc.	6,266,421	1.4
316,372		Merck & Co., Inc.	11,927,224	2.7
476,714		Pfizer, Inc.	10,316,091	2.3
–	@	Sanofi-Aventis SA	–	–
662,775	@	Tenet Healthcare Corp.	3,400,036	0.7
63,060		Teva Pharmaceutical
		Industries Ltd. ADR	2,545,101	0.6
105,482		UnitedHealth Group,
		Inc.	$5,345,828	1.2
			59,317,899	13.2

		Industrials: 5.5%
681		AP Moller - Maersk A/S
		- Class B	4,479,397	1.0
104,423	@	Federal Signal Corp.	433,355	0.1
73,725	@	Gencorp, Inc.	392,217	0.1
17,770		Goodrich Corp.	2,198,149	0.5
77,388	@	Huntington Ingalls
		Industries, Inc.	2,420,697	0.5
51,513		Orkla ASA	383,595	0.1
82,900	@	Oshkosh Truck Corp.	1,772,402	0.4
115,723	@	Owens Corning, Inc.	3,323,565	0.7
116,420		Raytheon Co.	5,632,400	1.3
38,492		Stanley Black &
		Decker, Inc.	2,602,059	0.6
112,979		TNT Express NV	841,462	0.2
119,624		TNT NV	379,551	0.0
			24,858,849	5.5

		Information Technology: 7.9%
278,430		Cisco Systems, Inc.	5,034,014	1.1
6,032	@	Google, Inc. - Class A	3,896,069	0.9
376,221		Microsoft Corp.	9,766,697	2.2
57,708	@	Motorola Mobility
		Holdings, Inc.	2,239,071	0.5
10,370		Nintendo Co., Ltd.	1,423,719	0.3
181,375	@	Symantec Corp.	2,838,519	0.6
113,222	@	TE Connectivity Ltd.	3,488,370	0.8
845,342		Xerox Corp.	6,728,922	1.5
			35,415,381	7.9

		Materials: 3.8%
22,879		Domtar Corp.	1,829,405	0.4
207,043		International Paper Co.	6,128,473	1.4
31,279		Linde AG	4,648,438	1.0
53,357		MeadWestvaco Corp.	1,598,042	0.3
128,738		ThyssenKrupp AG	2,953,596	0.7
			17,157,954	3.8

		Telecommunications: 2.2%
2,004,569		Cable & Wireless
		Communications PLC	1,187,008	0.3
–	@	Telefonica S.A.	–	–
3,024,624		Vodafone Group PLC	8,432,910	1.9
			9,619,918	2.2

		Utilities: 3.5%
177,712		E.ON AG	3,829,711	0.8
27,946		Entergy Corp.	2,041,455	0.5
98,032		Exelon Corp.	4,251,648	0.9
92,946		Gaz de France	2,525,628	0.6
161,533	@	NRG Energy, Inc.	2,926,978	0.7
			15,575,420	3.5

	Total Common Stock
	(Cost $378,516,634)		387,004,522	86.3

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 4.8%
		Consumer Discretionary: 2.4%
607,322		Clear Channel
		Communications, Inc.,
		3.946%, 01/29/16	$441,068	0.1
516,000		Clear Channel
		Communications, Inc.,
		3.946%, 01/29/16	374,422	0.1
3,040,000		Clear Channel
		Communications, Inc.,
		3.946%, 01/29/16	2,255,510	0.5
260,000		Clear Channel
		Communications, Inc.,
		9.000%, 03/01/21	220,350	0.1
1,090,000	&	Clear Channel
		Communications, Inc.,
		11.000%, 08/01/16	692,150	0.2
715,000	X	Northwest Airlines
		Claim (Pending
		Reorganization),
		02/20/49	–	–
166,358		Realogy Corp.,
		3.528%, 10/10/13	155,025	0.0
4,689,803		Realogy Corp.,
		4.691%, 10/10/16	4,208,259	0.9
567,000		Rite Aid Corp., 8.625%,
		03/01/15	549,990	0.1
730,000		Rite Aid Corp., 9.375%,
		12/15/15	708,100	0.2
264,000		Tribune Co., 06/04/14	150,315	0.0
1,654,000		Tribune Co., 06/04/14	970,805	0.2
			10,725,994	2.4

		Financials: 0.7%
482,000		Capmark Financial
		Group, Inc., 9.000%,
		09/30/15	490,435	0.1
606,000		iStar Financial, Inc.,
		1.081%, 10/01/12	545,400	0.1
227,269		iStar Financial, Inc.,
		5.000%, 06/28/13	226,092	0.0
169,000		iStar Financial, Inc.,
		7.000%, 06/30/14	164,352	0.0
322,832		Realogy Corp.,
		2.250%, 10/10/13	303,261	0.1
467,000	#	Realogy Corp.,
		7.875%, 02/15/19	408,625	0.1
320,000		Realogy Corp.,
		11.500%, 04/15/17	251,200	0.1
515,000		Realogy Corp.,
		13.500%, 10/15/17	516,931	0.1
453,300		Realogy Corp.,
		10/10/13	422,419	0.1
1,216,000		±,X	Tropicana
		Entertainment, LLC,
		9.625%, 12/15/14	–	–
			3,328,715	0.7

		Utilities: 1.7%
33,000	X	Calpine Corp. Escrow	–	–
49,000	X	Calpine Corp. Escrow	–	–
97,000	X	Calpine Corp. Escrow	–	–
790,000		NRG Energy, Inc.,
		7.375%, 01/15/17	821,600	0.2
6,400,233	Texas Competitive
	Electric Holdings Co.
	LLC, 4.795%, 10/10/17	$4,074,817	0.9
3,208,000	# Texas Competitive
	Electric Holdings Co.
	LLC / TCEH Finance,
	Inc., 11.500%,
	10/01/20	2,738,830	0.6
		7,635,247	1.7

	Total Corporate
	Bonds/Notes
	(Cost $25,224,355)	21,689,956	4.8

	Total Long-Term
	Investments
	(Cost $403,740,989)	408,694,478	91.1

SHORT-TERM INVESTMENTS: 5.4%
	U.S. Treasury Bills: 5.4%
3,000,000	United States Treasury
	Bill, 0.050%, 05/10/12	2,999,706	0.7
5,000,000	United States Treasury
	Bill, 0.100%, 01/05/12	4,999,997	1.1
3,000,000	United States Treasury
	Bill, 0.100%, 02/23/12	2,999,969	0.7
10,000,000	United States Treasury
	Bill, 0.100%, 03/22/12	9,999,670	2.2
3,000,000	United States Treasury
	Bill, 0.180%, 06/28/12	2,999,151	0.7
		23,998,493	5.4

	Total Short-Term
	Investments
	(Cost $23,998,512)	23,998,493	5.4

	Total Investments in
	Securities
	(Cost $427,739,501)	$432,692,971	96.5
	Assets in Excess of Other
	Liabilities	15,845,297	3.5
	Net Assets	$448,538,268	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
&	Payment-in-kind
ADR	American Depositary Receipt
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

Cost for federal income tax purposes is $428,254,949.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$52,817,967
Gross Unrealized Depreciation	(48,379,945)

Net Unrealized Appreciation	$4,438,022

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$27,797,582	$4,449,341	$243,761	$32,490,684
Consumer Staples	63,464,823	29,090,941	—	92,555,764
Energy	31,143,434	10,547,669	—	41,691,103
Financials	48,780,287	9,541,263	—	58,321,550
Health Care	59,317,899	—	—	59,317,899
Industrials	18,774,844	6,084,005	—	24,858,849
Information Technology	33,991,662	1,423,719	—	35,415,381
Materials	9,555,920	7,602,034	—	17,157,954
Telecommunications	—	9,619,918	—	9,619,918
Utilities	9,220,081	6,355,339	—	15,575,420
Total Common Stock	302,046,532	84,714,229	243,761	387,004,522
Corporate Bonds/Notes	—	21,689,956	—	21,689,956
Short-Term Investments	—	23,998,493	—	23,998,493
Total Investments, at value	$302,046,532	$130,402,678	$243,761	$432,692,971
Other Financial Instruments+
Forward Foreign Currency Contracts	—	3,476,101	—	3,476,101
Total Assets	$302,046,532	$133,878,779	$243,761	$436,169,072
Liabilities Table
Other Financial Instruments+
Written Options	$(28,200)	$—	$—	$(28,200)
Forward Foreign Currency Contracts	—	(534,468)	—	(534,468)
Total Liabilities	$(28,200)	$(534,468)	$—	$(562,668)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011

Asset Table
Investments, at value
Common Stock	$951,946	$—	$(215,056)	$—	$—	$(493,129)	$—	$—	$243,761
Rights	—	—	—	13,270	—	(13,270)	—	—	—
Corporate Bonds/Notes	742,775	—	(1,005,987)	(15,205)	20,123	258,294	—	—	—
Total Investments, at value	$1,694,721	$—	$(1,221,043)	$(1,935)	$20,123	$(248,105)	$—	$—	$243,761

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(493,129).

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Franklin Mutual Shares Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	Japanese Yen	1,586,615	Buy	01/20/12	$20,396	$20,620	$224
Bank of America	Swiss Franc	47,482	Buy	02/10/12	50,780	50,590	(190)
Bank of America	Japanese Yen	3,542,257	Buy	01/20/12	46,086	46,036	(50)
Bank of America	Swiss Franc	195,922	Buy	02/10/12	213,739	208,746	(4,993)
Bank of America	Swiss Franc	116,000	Buy	02/10/12	126,715	123,593	(3,122)
Bank of America	Swiss Franc	270,600	Buy	02/10/12	298,692	288,312	(10,380)
Bank of America	EU Euro	1,019,400	Buy	03/15/12	1,404,071	1,320,244	(83,827)
Bank of America	Swiss Franc	161,750	Buy	02/10/12	179,155	172,337	(6,818)
Bank of America	Swiss Franc	73,446	Buy	02/10/12	83,000	78,254	(4,746)

Bank of America	EU Euro	175,283	Buy	03/15/12	$238,895	$227,012	$(11,883)
Barclays Bank PLC	Australian Dollar	1,899,225	Buy	02/23/12	1,899,225	1,930,404	31,179
Barclays Bank PLC	British Pound	452,500	Buy	02/21/12	706,701	702,387	(4,314)
Barclays Bank PLC	EU Euro	824,770	Buy	03/15/12	1,114,149	1,068,175	(45,974)
Barclays Bank PLC	EU Euro	212,513	Buy	03/15/12	287,918	275,229	(12,689)
Barclays Bank PLC	Swiss Franc	111,100	Buy	02/10/12	121,738	118,372	(3,366)
Barclays Bank PLC	Swiss Franc	205,674	Buy	02/10/12	230,429	219,136	(11,293)
Barclays Bank PLC	Swiss Franc	144,018	Buy	02/10/12	161,307	153,445	(7,862)
Barclays Bank PLC	Swiss Franc	389,930	Buy	02/10/12	431,458	415,453	(16,005)
Deutsche Bank AG	Japanese Yen	1,498,460	Buy	01/20/12	19,237	19,474	237
Deutsche Bank AG	EU Euro	159,150	Buy	03/15/12	206,959	206,118	(841)
Deutsche Bank AG	Swiss Franc	350,000	Buy	02/10/12	382,661	372,909	(9,752)
Deutsche Bank AG	Swiss Franc	240,000	Buy	02/10/12	261,224	255,709	(5,515)
Deutsche Bank AG	Swiss Franc	210,000	Buy	02/10/12	229,645	223,746	(5,899)
Deutsche Bank AG	Swiss Franc	105,814	Buy	02/10/12	116,846	112,741	(4,105)
Deutsche Bank AG	EU Euro	670,260	Buy	03/15/12	871,633	868,066	(3,567)
Deutsche Bank AG	Swiss Franc	129,767	Buy	02/10/12	144,097	138,260	(5,837)
Deutsche Bank AG	Swiss Franc	73,430	Buy	02/10/12	83,000	78,236	(4,764)
Deutsche Bank AG	EU Euro	352,840	Buy	03/15/12	467,213	456,970	(10,243)
Deutsche Bank AG	EU Euro	732,100	Buy	03/15/12	984,919	948,156	(36,763)
Deutsche Bank AG	EU Euro	271,814	Buy	03/15/12	370,545	352,031	(18,514)
Deutsche Bank AG	Swiss Franc	400,000	Buy	02/10/12	550,509	426,182	(124,327)
Deutsche Bank AG	Swiss Franc	100,000	Buy	02/10/12	132,947	106,546	(26,401)
HSBC	EU Euro	212,519	Buy	03/15/12	287,884	275,238	(12,646)
State Street Bank	Swiss Franc	41,200	Buy	02/10/12	44,089	43,897	(192)
State Street Bank	Swiss Franc	116,830	Buy	02/10/12	127,549	124,477	(3,072)
State Street Bank	EU Euro	366,258	Buy	03/15/12	473,729	474,347	618
State Street Bank	Swiss Franc	69,450	Buy	02/10/12	75,599	73,996	(1,603)
State Street Bank	Swiss Franc	103,280	Buy	02/10/12	115,204	110,041	(5,163)
State Street Bank	EU Euro	165,898	Buy	03/15/12	223,521	214,858	(8,663)
State Street Bank	Swiss Franc	38,000	Buy	02/10/12	51,357	40,487	(10,870)
							$(493,991)

Bank of America	Swiss Franc	53,500	Sell	02/10/12	$57,326	$57,002	$324
Bank of America	Swiss Franc	29,013	Sell	02/10/12	31,374	30,911	463
Bank of America	British Pound	19,579,701	Sell	02/21/12	30,877,189	30,392,315	484,874
Bank of America	EU Euro	111,536	Sell	03/15/12	149,500	144,453	5,047
Bank of America	EU Euro	70,260	Sell	03/15/12	94,298	90,995	3,303
Bank of America	Swiss Franc	107,000	Sell	02/10/12	124,920	114,004	10,916
Bank of America	EU Euro	17,469,945	Sell	03/15/12	23,898,884	22,625,652	1,273,232
Bank of America	Australian Dollar	1,751,325	Sell	02/23/12	1,791,605	1,780,076	11,529
Barclays Bank PLC	EU Euro	55,768	Sell	03/15/12	74,632	72,226	2,406
Barclays Bank PLC	EU Euro	140,520	Sell	03/15/12	188,868	181,991	6,877
Barclays Bank PLC	EU Euro	95,814	Sell	03/15/12	129,326	124,090	5,236
Barclays Bank PLC	Swiss Franc	92,000	Sell	02/10/12	103,290	98,022	5,268
Barclays Bank PLC	Swiss Franc	48,894	Sell	02/10/12	54,219	52,095	2,124
Barclays Bank PLC	Australian Dollar	105,460	Sell	02/23/12	101,778	107,192	(5,414)
Barclays Bank PLC	Swiss Franc	123,550	Sell	02/10/12	155,782	131,638	24,144
Barclays Bank PLC	Swiss Franc	31,094	Sell	02/10/12	38,945	33,129	5,816
Barclays Bank PLC	EU Euro	318,892	Sell	03/15/12	442,057	413,002	29,055
Barclays Bank PLC	Swiss Franc	2,353,535	Sell	02/10/12	3,104,518	2,507,585	596,933
Deutsche Bank AG	Swiss Franc	29,093	Sell	02/10/12	31,423	30,997	426
Deutsche Bank AG	British Pound	701,940	Sell	02/21/12	1,101,227	1,089,576	11,651
Deutsche Bank AG	Japanese Yen	52,366,357	Sell	01/20/12	683,273	680,559	2,714
Deutsche Bank AG	EU Euro	223,073	Sell	03/15/12	298,971	288,906	10,065
Deutsche Bank AG	EU Euro	660,686	Sell	03/15/12	888,491	855,667	32,824
Deutsche Bank AG	Swiss Franc	22,206	Sell	02/10/12	24,667	23,660	1,007
Deutsche Bank AG	Swiss Franc	29,522	Sell	02/10/12	32,322	31,454	868
Deutsche Bank AG	EU Euro	550,000	Sell	03/15/12	780,725	712,315	68,410
Deutsche Bank AG	Australian Dollar	42,440	Sell	02/23/12	40,958	43,136	(2,178)
Deutsche Bank AG	EU Euro	775,000	Sell	03/15/12	1,068,849	1,003,717	65,132
Deutsche Bank AG	EU Euro	1,258,000	Sell	03/15/12	1,690,680	1,629,259	61,421
Deutsche Bank AG	Swiss Franc	62,402	Sell	02/10/12	77,891	66,487	11,404
Deutsche Bank AG	EU Euro	318,892	Sell	03/15/12	441,936	413,003	28,933
Deutsche Bank AG	Swiss Franc	2,430,465	Sell	02/10/12	3,199,622	2,589,551	610,071
Deutsche Bank AG	Norwegian Krone	1,943,480	Sell	06/19/12	322,676	323,109	(433)
HSBC	Japanese Yen	2,300,000	Sell	01/20/12	$29,697	$29,891	$(194)
HSBC	EU Euro	95,814	Sell	03/15/12	129,275	124,089	5,186
HSBC	EU Euro	370,000	Sell	03/15/12	511,939	479,194	32,745
State Street Bank	EU Euro	660,686	Sell	03/15/12	889,033	855,667	33,366
State Street Bank	Norwegian Krone	112,600	Sell	06/19/12	18,793	18,720	73
							$3,435,624

ING Franklin Mutual Shares Portfolio Written Options Open on December 31, 2011:
Exchange-Traded Options

	Exercise	Expiration		Premiums
Description/Name of Issuer	Price	Date	# of Contracts	Received	Value
Call on Google, Inc.	645.00	02/18/12	10	$20,250	$(28,200)
				$20,250	$(28,200)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value derivative instruments as of December 31, 2011 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities		Fair Value
Assets Derivatives

Foreign exchange contracts		$
	Unrealized appreciation on forward foreign currency contracts		3,476,101
Total Asset Derivatives			$3,476,101

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts		$534,468
Equity contracts	Written options, at fair value		28,200
Total Liability Derivatives			$562,668

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss ) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Written Options	Total

Equity contracts	$—	$16,735	$16,735
Foreign exchange contracts	(6,105,571)	—	(6,105,571)
Total	$(6,105,571)	16,735	$(6,088,836)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Written Options	Total

Equity contracts	$—	(7,950)	$(7,950)
Foreign exchange contracts	4,586,362	—	4,586,362
Total	$4,586,362	(7,950)	$4,578,412

*
Amounts  recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL RESOURCES PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.9%
		Argentina: 0.9%
245,500		YPF SA ADR	8,513,940	0.9

		Canada: 9.0%
499,805		Barrick Gold Corp.	22,616,176	2.5
221,300		Centerra Gold, Inc.	3,910,086	0.4
506,694		GoldCorp, Inc.	22,421,210	2.5
451,800	@	Harry Winston
		Diamond Corp.	4,816,244	0.5
1,139,900	@	Lundin Mining Corp.	4,330,221	0.5
401,496		Teck Cominco Ltd. -
		Class B	14,128,644	1.6
545,742		Trican Well Services
		Ltd.	9,401,494	1.0
			81,624,075	9.0

		France: 1.6%
155,596		Technip S.A.	14,587,081	1.6

		Netherlands: 4.5%
550,342		Royal Dutch Shell PLC
		- Class A ADR	40,224,497	4.5

		Norway: 2.5%
872,200	L	Statoil ASA ADR	22,337,042	2.5

		United Kingdom: 4.6%
250,100		Antofagasta PLC	4,729,994	0.5
707,069		BG Group PLC	15,105,451	1.7
375,954		Ensco International
		PLC ADR	17,639,761	1.9
41,900		Randgold Resources
		Ltd. ADR	4,277,990	0.5
			41,753,196	4.6

		United States: 74.8%
382,300		Anadarko Petroleum
		Corp.	29,180,959	3.2
789,947		Arch Coal, Inc.	11,462,131	1.3
568,200	@	Basic Energy Services,
		Inc.	11,193,540	1.2
545,800	@	Cameron International
		Corp.	26,847,902	3.0
605,779		Chevron Corp.	64,454,886	7.1
281,576		Cimarex Energy Co.	17,429,554	1.9
183,600		Cliffs Natural
		Resources, Inc.	11,447,460	1.3
438,100		Devon Energy Corp.	27,162,200	3.0
142,000		Domtar Corp.	11,354,320	1.3
368,400	@,L	Energy XXI Bermuda
		Ltd.	11,744,592	1.3
342,200		EOG Resources, Inc.	33,710,122	3.7
304,100		EQT Corp.	16,661,639	1.9
928,858		ExxonMobil Corp.	78,730,004	8.7
312,600		Freeport-McMoRan
		Copper & Gold, Inc.	11,500,554	1.3
494,300	@,L	FX Energy, Inc.	2,372,640	0.3
1,108,628		Halliburton Co.	38,258,752	4.2
477,600		Hess Corp.	27,127,680	3.0
889,800	@	Key Energy Services,
		Inc.	13,765,206	1.5
164,100	@	Laredo Petroleum
		Holdings, Inc.	3,659,430	0.4
972,000		Marathon Oil Corp.	28,450,440	3.2
509,200		Murphy Oil Corp.	28,382,808	3.2
522,912		National Oilwell Varco,
		Inc.	35,552,787	3.9
369,400		Newmont Mining Corp.	22,167,694	2.5
98,000		Occidental Petroleum
		Corp.	9,182,600	1.0
243,100		Patterson-UTI Energy,
		Inc.	4,857,138	0.5
363,100		Range Resources
		Corp.	22,490,414	2.5
548,400	@	Rowan Cos., Inc.	16,632,972	1.8
462,725		Schlumberger Ltd.	31,608,745	3.5
450,100	@	Southwestern Energy
		Co.	14,376,194	1.6
299,200	@	Unit Corp.	13,882,880	1.5
			675,648,243	74.8

	Total Common Stock
	(Cost $825,809,877)		884,688,074	97.9

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 2.5%
		Securities Lending Collateralcc(1): 0.2%
10,017		BNP Paribas Bank,
		Repurchase
		Agreement dated
		12/30/11, 0.06%, due
		01/03/12 (Repurchase
		Amount $10,017,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 5.000%-
		6.000%, Market Value
		plus accrued interest
		$10,217, due 05/15/24-
		04/15/41)	10,017	0.0
1,000,000		Cantor Fitzgerald,
		Repurchase
		Agreement dated
		12/30/11, 0.12%, due
		01/03/12 (Repurchase
		Amount $1,000,013,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 1.437%-
		6.014%, Market Value
		plus accrued interest
		$1,020,000, due
		06/01/17-09/01/44)	1,000,000	0.1
1,000,000		Citigroup, Inc.,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $1,000,009,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		5.500%, Market Value
		plus accrued interest
		$1,020,000, due
		01/19/12-12/20/41)	1,000,000	0.1
			2,010,017	0.2

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds: 2.3%
20,358,000		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $20,358,000)	20,358,000	2.3

	Total Short-Term
	Investments
	(Cost $22,368,017)		22,368,017	2.5

	Total Investments in
	Securities
	(Cost $848,177,894)		$907,056,091	100.4
	Liabilities in Excess of
	Other Assets		(3,240,197)	(0.4)
	Net Assets		$903,815,894	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt cc Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $865,228,094.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$97,332,801
Gross Unrealized Depreciation	(55,504,804)

Net Unrealized Appreciation	$41,827,997

Percentage
Sector Diversification	of Net Assets
Energy	82.5%
Materials	15.4
Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Argentina	$8,513,940	$—	$—	$8,513,940
Canada	81,624,075	—	—	81,624,075
France	—	14,587,081	—	14,587,081
Netherlands	40,224,497	—	—	40,224,497
Norway	22,337,042	—	—	22,337,042
United Kingdom	17,639,761	24,113,435	—	41,753,196
United States	675,648,243	—	—	675,648,243
Total Common Stock	845,987,558	38,700,516	—	884,688,074
Short-Term Investments	20,358,000	2,010,017	—	22,368,017
Total Investments, at value	$866,345,558	$40,710,533	$—	$907,056,091

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$627,459	$—	$(627,459)	$—	$(156,865)	$156,865	$—	$—	$—
Total Investments, at value	$627,459	$—	$(627,459)	$—	$(156,865)	$156,865	$—	$—	$—

As of December 31, 2011, total changes in unrealized gain (loss) on level 3 securities still held at period end and included in the change in net assets was $ 0.

See Accompanying Notes to Financial Statements

CONSOLIDATED PORTFOLIO OF
ING Goldman Sachs	INVESTMENTS
Commodity Strategy Portfolio	AS OF DECEMBER 31, 2011

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 5.2%
		Financials: 5.2%
4,500,000		Huntington National
		Bank, 0.927%,
		06/01/12	4,512,654	4.1
1,300,000		NCUA Guaranteed
		Notes, 0.316%,
		06/12/13	1,298,804	1.1

		Total Corporate
		Bonds/Notes
		(Cost $5,809,520)	5,811,458	5.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.4%
402,474		NCUA Guaranteed
		Notes, 0.654%,
		04/06/20	402,537	0.3
400,869		NCUA Guaranteed
		Notes, 0.654%,
		05/07/20	400,869	0.4
403,568		NCUA Guaranteed
		Notes, 0.675%,
		03/06/20	403,568	0.4
348,577		NCUA Guaranteed
		Notes, 0.676%,
		03/11/20	348,631	0.3
625,859		NCUA Guaranteed
		Notes, 0.695%,
		02/06/20	625,859	0.6
158,979		NCUA Guaranteed
		Notes, 0.624%,
		12/07/20	159,442	0.1
297,193		NCUA Guaranteed
		Notes, 0.665%,
		11/06/17	297,193	0.3

		Total Collateralized
		Mortgage Obligations
		(Cost $2,637,519)	2,638,099	2.4

MUNICIPAL BONDS: 0.6%
		Wisconsin: 0.6%
600,000		State of Wisconsin,
		4.800%, 05/01/13	630,786	0.6

		Total Municipal Bonds
		(Cost $630,844)	630,786	0.6

U.S. TREASURY OBLIGATIONS: 11.6%
		Treasury Inflation Indexed Protected
		Securities: 1.6%
493,120		1.875%, due 07/15/13	516,042	0.5
360,357		2.000%, due 07/15/14	388,482	0.3
881,503		3.000%, due 07/15/12	900,992	0.8
			1,805,516	1.6

		U.S. Treasury Bonds: 10.0%
1,500,000	S	0.625%, due 06/30/12	1,504,395	1.4
9,500,000		1.000%, due 03/31/12	9,523,380	8.6
			11,027,775	10.0

		Total U.S. Treasury
		Obligations
		(Cost $12,818,448)	12,833,291	11.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.4%
		Federal Home Loan Bank: 1.2%
1,300,000		0.375%, due 11/27/13	1,299,410	1.2

		Federal Home Loan Mortgage Corporation:
		9.7%##
2,500,000		0.235%, due 06/17/13	2,502,157	2.3
5,000,000		0.245%, due 06/03/13	5,003,135	4.5
900,000		0.500%, due 10/15/13	899,210	0.8
1,600,000		0.500%, due 10/18/13	1,599,381	1.4
15,572		5.000%, due 09/01/17	16,773	0.0
17,269		5.000%, due 09/01/17	18,601	0.0
58,803		5.000%, due 10/01/17	63,338	0.1
8,027		5.000%, due 10/01/17	8,723	0.0
50,446		5.000%, due 10/01/17	53,910	0.1
7,347		5.000%, due 10/01/17	7,914	0.0
7,506		5.000%, due 10/01/17	8,085	0.0
7,425		5.000%, due 10/01/17	8,070	0.0
9,012		5.000%, due 10/01/17	9,795	0.0
128,849		5.000%, due 11/01/17	137,722	0.1
6,915		5.000%, due 11/01/17	7,448	0.0
7,613		5.000%, due 11/01/17	8,274	0.0
11,137		5.000%, due 02/01/18	12,104	0.0
6,515		5.000%, due 03/01/18	7,080	0.0
6,518		5.000%, due 03/01/18	7,084	0.0
7,646		5.000%, due 03/01/18	8,310	0.0
6,922		5.000%, due 04/01/18	7,523	0.0
7,432		5.000%, due 05/01/18	8,077	0.0
7,180		5.000%, due 06/01/18	7,803	0.0
7,785		5.000%, due 07/01/18	8,461	0.0
7,603		5.000%, due 11/01/18	8,263	0.0
67,790		5.500%, due 01/01/20	74,056	0.1
295,852		5.000%, due 11/01/16-
		07/01/18	319,864	0.3
			10,821,161	9.7

		Federal National Mortgage Association:
		10.5%##
4,700,000		0.376%, due 05/17/13	4,706,740	4.2
3,600,000		0.600%, due 11/14/13	3,602,689	3.3
1,000,000		1.450%, due 06/29/15	1,003,472	0.9
800,000		1.500%, due 03/28/14	802,143	0.7
500,000		4.125%, due 04/15/14	541,444	0.5
26,438		5.000%, due 03/01/18	28,832	0.0
70,589		5.000%, due 04/01/18	76,673	0.1
791,107		5.000%, due 08/25/19	849,546	0.8
			11,611,539	10.5

		Total U.S. Government
		Agency Obligations
		(Cost $23,660,106)	23,732,110	21.4

		Total Long-Term
		Investments
		(Cost $45,556,437)	45,645,744	41.2

SHORT-TERM INVESTMENTS: 43.1%
		U.S. Government Agency Obligations: 1.6%
1,800,000		Federal Home Loan
		Banks, 0.210%,
		01/04/13
		(Cost $1,799,391)	1,799,326	1.6

		U.S. Treasury Bills: 25.3%
14,000,000		United States Treasury
		Bill, 0.040%, 04/12/12	13,999,412	12.7
14,000,000		United States Treasury
		Bill, 04/19/12	13,999,370	12.6
			27,998,782	25.3

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds: 16.2%
17,922,991		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $17,922,991)	17,922,991	16.2

		Total Short-Term
		Investments
		(Cost $47,717,869)	47,721,099	43.1

		Total Investments in
		Securities
		(Cost $93,274,306)	$93,366,843	84.3
		Assets in Excess of
		Other Liabilities	17,426,837	15.7
		Net Assets	$110,793,680	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
##
On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

S
All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$100,949
Gross Unrealized Depreciation	(8,412)

Net Unrealized Appreciation	$92,537

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN	PORTFOLIO OF INVESTMENTS
GROWTH AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 94.5%
		Consumer Discretionary: 9.9%
491,431		Comcast Corp. – Class
		A	11,651,829	2.2
241,074		Home Depot, Inc.	10,134,751	1.9
60,668	L	Sony Corp. ADR	1,094,451	0.2
123,947		Time Warner Cable,
		Inc.	7,879,311	1.5
283,735		Time Warner, Inc.	10,254,183	1.9
262,171		Viacom - Class B	11,905,185	2.2
			52,919,710	9.9

		Consumer Staples: 12.1%
188,132		Archer-Daniels-Midland
		Co.	5,380,575	1.0
441,998		Avon Products, Inc.	7,721,705	1.4
79,427		Coca-Cola Co.	5,557,507	1.0
40,083	@	Energizer Holdings, Inc.	3,105,631	0.6
152,392		Kraft Foods, Inc.	5,693,365	1.1
40,669		PepsiCo, Inc.	2,698,388	0.5
209,225		Procter & Gamble Co.	13,957,400	2.6
252,684		Sysco Corp.	7,411,222	1.4
239,354		Unilever NV ADR	8,226,597	1.5
161,339		Walgreen Co.	5,333,867	1.0
			65,086,257	12.1

		Energy: 13.4%
195,928		Anadarko Petroleum
		Corp.	14,955,184	2.8
87,234		Baker Hughes, Inc.	4,243,062	0.8
63,552	@	Cameron International
		Corp.	3,126,123	0.6
82,309		Devon Energy Corp.	5,103,158	0.9
87,983		ExxonMobil Corp.	7,457,439	1.4
146,931		Hess Corp.	8,345,681	1.5
60,478		Occidental Petroleum
		Corp.	5,666,789	1.1
182,094		Royal Dutch Shell PLC
		- Class A ADR	13,309,250	2.5
67,635		Schlumberger Ltd.	4,620,147	0.9
1,105		Sunoco, Inc.	45,327	0.0
145,635		Williams Cos., Inc.	4,808,868	0.9
			71,681,028	13.4

		Financials: 17.9%
182,171		BB&T Corp.	4,585,244	0.9
421,521		Charles Schwab Corp.	4,746,326	0.9
64,546		Chubb Corp.	4,467,874	0.8
298,300		Citigroup, Inc.	7,848,273	1.5
127,293		Comerica, Inc.	3,284,159	0.6
312,801		Fifth Third Bancorp.	3,978,829	0.7
667,225		JPMorgan Chase & Co.	22,185,231	4.1
510,745		Marsh & McLennan
		Cos., Inc.	16,149,757	3.0
101,867		Northern Trust Corp.	4,040,045	0.7
182,653		PNC Financial Services
		Group, Inc.	10,533,599	2.0
116,555		State Street Corp.	4,698,332	0.9
148,350		US Bancorp.	4,012,868	0.7
210,760		Wells Fargo & Co.	5,808,546	1.1
			96,339,083	17.9
		Health Care: 12.7%
47,773		Abbott Laboratories	2,686,276	0.5
301,984		Bristol-Myers Squibb
		Co.	10,641,916	2.0
106,559		Cardinal Health, Inc.	4,327,361	0.8
61,471		Cigna Corp.	2,581,782	0.5
42,946		Eli Lilly & Co.	1,784,836	0.3
73,782	@	HCA Holdings, Inc.	1,625,417	0.3
27,045	@	Hospira, Inc.	821,357	0.1
183,640		Medtronic, Inc.	7,024,230	1.3
264,536		Merck & Co., Inc.	9,973,007	1.9
728,337		Pfizer, Inc.	15,761,213	2.9
219,670		UnitedHealth Group,
		Inc.	11,132,875	2.1
			68,360,270	12.7

		Industrials: 8.4%
117,149		Cintas Corp.	4,077,956	0.8
1,320,691		General Electric Co.	23,653,576	4.4
196,083		Ingersoll-Rand PLC	5,974,649	1.1
245,487		Tyco International Ltd.	11,466,698	2.1
			45,172,879	8.4

		Information Technology: 11.6%
194,598	@	Amdocs Ltd.	5,551,881	1.0
399,341		Applied Materials, Inc.	4,276,942	0.8
352,595	@	Dell, Inc.	5,158,465	1.0
426,827	@	eBay, Inc.	12,945,663	2.4
258,266		Hewlett-Packard Co.	6,652,932	1.2
194,482		Intel Corp.	4,716,189	0.9
450,849		Microsoft Corp.	11,704,040	2.2
217,166		STMicroelectronics NV	1,287,794	0.2
369,681		STMicroelectronics NV	2,188,461	0.4
286,695		Western Union Co.	5,235,051	1.0
158,145	@	Yahoo!, Inc.	2,550,879	0.5
			62,268,297	11.6

		Materials: 1.0%
66,844		PPG Industries, Inc.	5,580,806	1.0

		Telecommunications: 3.4%
188,933		Verizon
		Communications, Inc.	7,579,992	1.4
382,007		Vodafone Group PLC
		ADR	10,707,656	2.0
			18,287,648	3.4

		Utilities: 4.1%
209,329		American Electric
		Power Co., Inc.	8,647,381	1.6
114,705		Edison International	4,748,787	0.9
45,572		Entergy Corp.	3,329,034	0.6
114,906		FirstEnergy Corp.	5,090,336	1.0
			21,815,538	4.1

		Total Common Stock
		(Cost $451,604,318)	507,511,516	94.5

EXCHANGE-TRADED FUNDS: 0.2%
68,271		SPDR S&P
		Homebuilders	1,167,434	0.2

		Total Exchange-Traded
		Funds
		(Cost $1,154,611)	1,167,434	0.2

		Total Long-Term
		Investments
		(Cost $452,758,929)	508,678,950	94.7

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 5.4%
		Securities Lending Collateralcc(1): 0.2%
71,333		Cantor Fitzgerald,
		Repurchase Agreement
		dated 12/30/11, 0.12%,
		due 01/03/12
		(Repurchase Amount
		$71,334, collateralized
		by various U.S.
		Government Agency
		Obligations, 1.437%-
		6.014%, Market Value
		plus accrued interest
		$72,760, due 06/01/17-
		09/01/44)	71,333	0.0
1,000,000		Citigroup, Inc.,
		Repurchase Agreement
		dated 12/30/11, 0.08%,
		due 01/03/12
		(Repurchase Amount
		$1,000,009,
		collateralized by various
		U.S. Government and
		U.S. Government
		Agency Obligations,
		0.000%-5.500%, Market
		Value plus accrued
		interest $1,020,000,
		due 01/19/12-12/20/41)	1,000,000	0.2
			1,071,333	0.2

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds: 5.2%
27,956,106		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $27,956,106)	27,956,106	5.2

		Total Short-Term
		Investments
		(Cost $29,027,439)	29,027,439	5.4

		Total Investments in
		Securities
		(Cost $481,786,368)	$537,706,389	100.1
		Liabilities in Excess of
		Other Assets	(561,708)	(0.1)
		Net Assets	$537,144,681	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $483,237,906.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$79,214,731
Gross Unrealized Depreciation	(24,746,248)

Net Unrealized Appreciation	$54,468,483

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$52,919,710	$—	$—	$52,919,710
Consumer Staples	65,086,257	—	—	65,086,257
Energy	71,681,028	—	—	71,681,028
Financials	96,339,083	—	—	96,339,083
Health Care	68,360,270	—	—	68,360,270
Industrials	45,172,879	—	—	45,172,879
Information Technology	60,079,836	2,188,461	—	62,268,297
Materials	5,580,806	—	—	5,580,806
Telecommunications	18,287,648	—	—	18,287,648
Utilities	21,815,538	—	—	21,815,538
Total Common Stock	505,323,055	2,188,461	—	507,511,516
Exchange-Traded Funds	1,167,434	—	—	1,167,434
Short-Term Investments	27,956,106	1,071,333	—	29,027,439
Total Investments, at value	$534,446,595	$3,259,794	$—	$537,706,389
Other Financial Instruments+
Forward Foreign Currency Contracts	—	719,090	—	719,090
Total Assets	$534,446,595	$3,978,884	$—	$538,425,479

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING Invesco Van
Kampen Growth and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

The Bank of New
York Mellon Corp.	EU Euro	9,593,248	Sell	01/12/12	$12,904,070	$12,417,062	$487,008
State Street Bank	EU Euro	3,362,417	Sell	01/12/12	4,523,527	4,352,159	171,368
State Street Bank	British Pound	4,911,898	Sell	01/12/12	7,687,980	7,627,266	60,714
							$719,090

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING	PORTFOLIO OF INVESTMENTS
MARKETS EQUITY PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.8%
		Brazil: 17.1%
745,535		Cia de Bebidas das
		Americas ADR	26,906,358	3.1
561,440		Cielo SA	14,508,193	1.7
986,700		Itau Unibanco Holding
		S.A.	17,980,396	2.1
1,615,300	@	OGX Petroleo e Gas
		Participacoes S.A.	11,794,872	1.4
1,164,887		Petroleo Brasileiro SA
		ADR	27,363,196	3.2
544,800		Ultrapar Participacoes
		SA	9,349,443	1.1
1,558,981		Vale SA ADR	32,115,009	3.7
644,700		Weg S.A.	6,491,069	0.8
			146,508,536	17.1

		Chile: 2.2%
248,301		Banco Santander Chile
		S.A. ADR	18,796,386	2.2

		China: 17.3%
4,015,500	L	Anhui Conch Cement
		Co., Ltd.	11,848,954	1.4
26,874,950		China Construction
		Bank	18,667,630	2.2
9,797,037		China Merchants Bank
		Co., Ltd.	19,688,005	2.3
2,321,000		China Mobile Ltd.	22,549,880	2.6
15,081,000		CNOOC Ltd.	26,297,413	3.1
351,644	@	New Oriental Education
		& Technology Group
		ADR	8,457,038	1.0
2,509,500	L	Ping An Insurance
		Group Co. of China Ltd.	16,464,260	1.9
1,822,000	L	Tingyi Cayman Islands
		Holding Corp.	5,518,878	0.7
2,380,000	L	Tsingtao Brewery Co.,
		Ltd.	13,154,634	1.5
2,389,000		Wumart Stores, Inc.	4,981,094	0.6
			147,627,786	17.3

		Egypt: 0.6%
164,438		Orascom Construction
		Industries	5,516,911	0.6

		Hong Kong: 6.3%
5,539,600		AIA Group Ltd.	17,244,345	2.0
2,502,000		Hang Lung Properties
		Ltd.	7,102,140	0.8
258,000		Jardine Matheson
		Holdings Ltd.	12,138,900	1.4
9,550,000		Li & Fung Ltd.	17,597,034	2.1
			54,082,419	6.3

		Hungary: 0.6%
374,323	L	OTP Bank Nyrt	4,928,317	0.6

		India: 11.3%
460,306		ACC Ltd.	9,848,186	1.1
1,471,684		Ambuja Cements Ltd.	4,300,904	0.5
2,808,722		Bharti Airtel Ltd.	18,148,886	2.1
896,790		HDFC Bank Ltd. ADR	23,567,641	2.8
650,500		Housing Development
		Finance Corp.	7,977,743	0.9
449,884	L	Infosys Technologies
		Ltd. ADR	23,115,040	2.7
665,700		Jindal Steel & Power
		Ltd.	5,670,414	0.7
433,900		United Spirits Ltd.	4,011,912	0.5
			96,640,726	11.3

		Indonesia: 4.4%
2,466,000		Astra International Tbk
		PT	20,095,671	2.4
17,171,500		Bank Rakyat Indonesia	12,763,970	1.5
2,272,500		Unilever Indonesia Tbk
		PT	4,707,679	0.5
			37,567,320	4.4

		Italy: 2.0%
454,707	L	Tenaris S.A. ADR	16,906,006	2.0

		Malaysia: 0.7%
362,200		British American
		Tobacco Malaysia Bhd	5,701,943	0.7

		Mexico: 4.1%
1		Grupo Aeroportuario
		del Sureste S.A. de CV
		ADR ADR	56	0.0
4,115,964		Grupo Financiero
		Banorte SA de CV	12,461,714	1.5
8,116,240		Wal-Mart de Mexico SA
		de CV	22,275,792	2.6
			34,737,562	4.1

		Russia: 3.1%
480,500		Magnit OAO GDR	10,152,029	1.2
112,500	#,L	Magnit OJSC GDR	2,376,906	0.3
5,751,606		Sberbank of Russian
		Federation	14,171,840	1.6
			26,700,775	3.1

		South Africa: 8.8%
2,576,079		African Bank
		Investments Ltd.	10,932,988	1.3
161,697		Bidvest Group Ltd	3,097,125	0.4
3,164,470		FirstRand Ltd.	8,120,285	0.9
607,628		Impala Platinum
		Holdings Ltd.	12,580,268	1.5
451,032		Massmart Holdings Ltd.	9,424,668	1.1
930,199		MTN Group Ltd.	16,527,095	1.9
1,249,061		RMB Holdings Ltd.	4,221,194	0.5
593,000		Shoprite Holdings Ltd.	9,989,541	1.2
			74,893,164	8.8

		South Korea: 11.9%
32,571	@	E-Mart Co. Ltd.	7,876,009	0.9
82,592	@	Hyundai Mobis	20,984,312	2.5
110,697		Hyundai Motor Co.	20,504,149	2.4
25,317		Posco	8,351,094	1.0
47,711		Samsung Electronics
		Co., Ltd.	43,886,389	5.1
			101,601,953	11.9

		Taiwan: 6.1%
3,415,200		Delta Electronics, Inc.	8,114,944	0.9
3,991,096		Hon Hai Precision
		Industry Co., Ltd.	10,914,593	1.3
2,483,223		Taiwan Semiconductor
		Manufacturing Co., Ltd.	6,204,580	0.7
2,112,062		Taiwan Semiconductor
		Manufacturing Co., Ltd.
		ADR	27,266,720	3.2
			52,500,837	6.1

		Turkey: 2.6%
1,666,600		KOC Holding A/S	4,988,011	0.6
5,462,927		Turkiye Garanti
		Bankasi A/S	16,983,511	2.0
			21,971,522	2.6

		United States: 0.7%
262,061	@	NII Holdings, Inc.	5,581,899	0.7

	Total Common Stock
	(Cost $760,807,159)		852,264,062	99.8

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 6.4%
	Securities Lending Collateralcc(1): 6.4%
12,965,245	Citigroup, Inc.,
	Repurchase Agreement
	dated 12/30/11, 0.08%,
	due 01/03/12
	(Repurchase Amount
	$12,965,359,
	collateralized by
	various U.S.
	Government/ U.S.
	Government Agency
	Obligations, 0.000%-
	5.500%, Market Value
	plus accrued interest
	$13,224,551, due
	01/19/12-12/20/41)	12,965,245	1.5
12,965,245	Deutsche Bank AG,
	Repurchase Agreement
	dated 12/30/11, 0.10%,
	due 01/03/12
	(Repurchase Amount
	$12,965,387,
	collateralized by
	various U.S.
	Government/U.S.
	Government Agency
	Obligations, 0.000%-
	6.500%, Market Value
	plus accrued interest
	$13,224,551, due
	06/28/12-11/01/41)	12,965,245	1.5
12,965,245	Goldman Sachs & Co.,
	Repurchase Agreement
	dated 12/30/11, 0.10%,
	due 01/03/12
	(Repurchase Amount
	$12,965,387,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 2.163%-
	6.500%, Market Value
	plus accrued interest
	$13,224,550, due
	04/01/20-12/01/48)	12,965,245	1.5
12,965,245	Morgan Stanley,
	Repurchase Agreement
	dated 12/30/11, 0.08%,
	due 01/03/12
	(Repurchase Amount
	$12,965,359,
	collateralized by
	various U.S.
	Government/U.S.
	Government Agency
	Obligations, 0.000%-
	6.375%, Market Value
	plus accrued interest
	$13,224,550, due
	11/15/12-10/01/44)	12,965,245	1.5
2,729,525	Royal Bank of Canada,
	Repurchase Agreement
	dated 12/30/11, 0.01%,
	due 01/03/12
	(Repurchase Amount
	$2,729,528,
	collateralized by
	various U.S.
	Government Securities,
	0.000%-4.250%,
	Market Value plus
	accrued interest
	$2,784,117, due
	08/15/12-11/15/40)	2,729,525	0.4
		54,590,505	6.4

	Total Short-Term
	Investments
	(Cost $54,590,505)	54,590,505	6.4

	Total Investments in
	Securities
	(Cost $815,397,664)	$906,854,567	106.2
	Liabilities in Excess of
	Other Assets	(52,648,512)	(6.2)
	Net Assets	$854,206,055	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $824,693,753.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$154,274,066
Gross Unrealized Depreciation	(72,113,252)

Net Unrealized Appreciation	$82,160,814

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	10.4%
Consumer Staples	14.9
Energy	10.8
Financials	27.1
Industrials	3.8
Information Technology	15.6
Materials	9.9
Telecommunications	7.3
Short-Term Investments	6.4
Liabilities in Excess of Other Assets	(6.2)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Brazil	$146,508,536	$—	$—	$146,508,536
Chile	18,796,386	—	—	18,796,386
China	8,457,038	139,170,748	—	147,627,786
Egypt	—	5,516,911	—	5,516,911
Hong Kong	12,138,900	41,943,519	—	54,082,419
Hungary	—	4,928,317	—	4,928,317
India	46,682,681	49,958,045	—	96,640,726
Indonesia	—	37,567,320	—	37,567,320
Italy	16,906,006	—	—	16,906,006
Malaysia	—	5,701,943	—	5,701,943
Mexico	34,737,562	—	—	34,737,562
Russia	14,171,840	12,528,935	—	26,700,775
South Africa	—	74,893,164	—	74,893,164
South Korea	8,351,094	93,250,859	—	101,601,953
Taiwan	27,266,720	25,234,117	—	52,500,837
Turkey	—	21,971,522	—	21,971,522
United States	5,581,899	—	—	5,581,899
Total Common Stock	339,598,662	512,665,400	—	852,264,062
Short-Term Investments	—	54,590,505	—	54,590,505
Total Investments, at value	$339,598,662	$567,255,905	$—	$906,854,567

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

ING JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 96.1%
		Consumer Discretionary: 16.1%
5,200	@	American Axle &
		Manufacturing
		Holdings, Inc.	$51,428	0.0
166,200		American Eagle
		Outfitters	2,541,198	0.6
37,300		American Greetings
		Corp.	466,623	0.1
47,000		Ameristar Casinos, Inc.	812,630	0.2
1,800	@	Biglari Holdings, Inc.	662,832	0.2
44,000	@,L	Bridgepoint Education,
		Inc.	1,012,000	0.3
76,380		Brinker International,
		Inc.	2,043,929	0.5
62,180		Brunswick Corp.	1,122,971	0.3
58,400	@	Cabela's, Inc.	1,484,528	0.4
1,360	@	Capella Education Co.	49,028	0.0
53,300	@	Casual Male Retail
		Group, Inc.	182,286	0.0
169,340		Chico's FAS, Inc.	1,886,448	0.5
99,970		Cinemark Holdings, Inc.	1,848,445	0.5
7,577	@,L	Collective Brands, Inc.	108,881	0.0
89,200	@,L	Conn's, Inc.	990,120	0.2
9,100		Cooper Tire & Rubber
		Co.	127,491	0.0
58,785		Cracker Barrel Old
		Country Store	2,963,352	0.7
274		CSS Industries, Inc.	5,458	0.0
6,400	@	Deckers Outdoor Corp.	483,648	0.1
83,670		Dick's Sporting Goods,
		Inc.	3,085,750	0.8
25,100		Dillard's, Inc.	1,126,488	0.3
14,100	@	DineEquity, Inc.	595,161	0.2
48,700	@	Domino's Pizza, Inc.	1,653,365	0.4
49,149	@	Drew Industries, Inc.	1,205,625	0.3
2,299	@,L	Dunkin' Brands Group,
		Inc.	57,429	0.0
39,884	@	Entercom
		Communications Corp.	245,287	0.1
54,700	@	Express, Inc.	1,090,718	0.3
28,700		Finish Line	553,479	0.1
9,300	@	G-III Apparel Group Ltd.	231,663	0.1
55,400	@	Helen of Troy Ltd.	1,700,780	0.4
132,899	@	Iconix Brand Group,
		Inc.	2,164,925	0.5
31,200		Jakks Pacific, Inc.	440,232	0.1
168,731		Jarden Corp.	5,041,682	1.3
50,200	@	Journal
		Communications, Inc.	220,880	0.1
3,700	@	Kirkland's, Inc.	49,210	0.0
6,600	@	Knology, Inc.	93,720	0.0
8,200	@	Libbey, Inc.	104,468	0.0
18,600		Lifetime Brands, Inc.	225,804	0.1
11,675	@	Lin TV Corp.	49,385	0.0
3,300		Lincoln Educational
		Services Corp.	26,070	0.0
5,500		Mac-Gray Corp.	75,845	0.0
57,900	@	Maidenform Brands,
		Inc.	1,059,570	0.3
99,500	@	Monarch Casino &
		Resort, Inc.	1,013,905	0.3
17,786		Morningstar, Inc. $1,057,378	0.3
19,400		Oxford Industries, Inc.	875,328	0.2
9,700	@,L	Pandora Media, Inc.	97,097	0.0
78,330	@	Papa John's
		International, Inc.	2,951,474	0.7
122,480	@	Penn National Gaming,
		Inc.	4,662,814	1.2
32,300	@	Perry Ellis International,
		Inc.	459,306	0.1
65,650		Pool Corp.	1,976,065	0.5
40,300		Rent-A-Center, Inc.	1,491,100	0.4
32,200	@	Ruby Tuesday, Inc.	222,180	0.1
61,108	@	Ruth's Hospitality
		Group, Inc.	303,707	0.1
18,400	@	Select Comfort Corp.	399,096	0.1
104,860	@	Shuffle Master, Inc.	1,228,959	0.3
102,300		Sinclair Broadcast
		Group, Inc.	1,159,059	0.3
3,600	@,L	Skullcandy, Inc.	45,072	0.0
32,940		Standard Motor
		Products, Inc.	660,447	0.2
12,750	@	Steven Madden Ltd.	439,875	0.1
5,700		Sturm Ruger & Co., Inc.	190,722	0.0
21,100	@,L	Teavana Holdings, Inc.	396,258	0.1
25,400	@	Tempur-Pedic
		International, Inc.	1,334,262	0.3
74,210	@	Toll Brothers, Inc.	1,515,368	0.4
1,680	@	VOXX International
		Corp.	14,196	0.0
45,460		Williams-Sonoma, Inc.	1,750,210	0.4
			64,184,710	16.1

		Consumer Staples: 2.2%
20,000		Andersons, Inc.	873,200	0.2
23,500		B&G Foods, Inc.	565,645	0.1
20,939	@	Chiquita Brands
		International, Inc.	174,631	0.0
4,000		Coca-Cola Bottling Co.
		Consolidated	234,200	0.1
20,100	@	Darling International,
		Inc.	267,129	0.1
21,300		Diamond Foods, Inc.	687,351	0.2
11,567	@	Dole Food Co., Inc.	100,054	0.0
8,500	@	Elizabeth Arden, Inc.	314,840	0.1
10,900		Fresh Del Monte
		Produce, Inc.	272,609	0.1
48,710		J&J Snack Foods Corp.	2,595,269	0.6
4,900	@	Natures Sunshine
		Prods, Inc.	76,048	0.0
33,800	@	Prestige Brands
		Holdings, Inc.	380,926	0.1
16,100	@	Revlon, Inc. - Class A	239,407	0.1
84,500		Spartan Stores, Inc.	1,563,250	0.4
3,600	@	TreeHouse Foods, Inc.	235,368	0.1
6,100		Village Super Market	173,545	0.0
			8,753,472	2.2

		Energy: 6.2%
7,100		Alon USA Energy, Inc.	61,841	0.0

1,700		Apco Oil and Gas
		International, Inc. $138,924	0.0
54,695	@	Approach Resources,
		Inc.	1,608,580	0.4
8,000	@	Bonanza Creek Energy,
		Inc.	100,000	0.0
11,100	@,L	C&J Energy Services,
		Inc.	232,323	0.1
3,400	@	Cal Dive International,
		Inc.	7,650	0.0
51,500	@	Callon Petroleum Co.	255,955	0.1
51,990		Cimarex Energy Co.	3,218,181	0.8
14,100	@,L	Clayton Williams
		Energy, Inc.	1,069,908	0.3
10,900	@	Cloud Peak Energy,
		Inc.	210,588	0.1
40,600	@	Complete Production
		Services, Inc.	1,362,536	0.3
10,100		Delek US Holdings, Inc.	115,241	0.0
36,900	L	EXCO Resources, Inc.	385,605	0.1
8,000	@	Georesources, Inc.	234,480	0.1
28,600	@	Gulfmark Offshore, Inc.	1,201,486	0.3
53,700	@	Gulfport Energy Corp.	1,581,465	0.4
932	@,L	KiOR, Inc.	9,488	0.0
10,100		Lufkin Industries, Inc.	679,831	0.2
6,100	@	Matrix Service Co.	57,584	0.0
36,300	@,L	McMoRan Exploration
		Co.	528,165	0.1
26,700	@	Newpark Resources	253,650	0.1
2,200	@	OYO Geospace Corp.	170,126	0.0
162,450		Patterson-UTI Energy,
		Inc.	3,245,751	0.8
149,940	@,L	Resolute Energy Corp.	1,619,352	0.4
16,350	L	RPC, Inc.	298,387	0.1
48,870		Tidewater, Inc.	2,409,291	0.6
60,200	@	Vaalco Energy, Inc.	363,608	0.1
58,000		W&T Offshore, Inc.	1,230,180	0.3
37,900	@	Warren Resources, Inc.	123,554	0.0
52,300	@	Western Refining, Inc.	695,067	0.2
31,700		World Fuel Services
		Corp.	1,330,766	0.3
			24,799,563	6.2

		Financials: 22.8%
11,300		Advance America Cash
		Advance Centers, Inc.	101,135	0.0
14,400		Agree Realty Corp.	351,072	0.1
1,100		Alliance Financial Corp.	33,968	0.0
13,277		American Campus
		Communities, Inc.	557,103	0.1
126,200		American Equity
		Investment Life Holding
		Co.	1,312,480	0.3
13,400	@	American Safety
		Insurance Holdings Ltd.	291,450	0.1
211,300		Anworth Mortgage
		Asset Corp.	1,326,964	0.3
99,800		Ashford Hospitality
		Trust, Inc.	798,400	0.2
22,100		Aspen Insurance
		Holdings Ltd.	585,650	0.2
287,960		Associated Banc-Corp. $3,216,513	0.8
29,800		Associated Estates
		Realty Corp.	475,310	0.1
39,900	@	BBCN Bancorp, Inc.	377,055	0.1
51,250	L	BGC Partners, Inc.	304,425	0.1
18,000		BioMed Realty Trust,
		Inc.	325,440	0.1
10,600		Banco Latinoamericano
		de Exportaciones S.A.	170,130	0.1
4,100	L	Bridge Bancorp, Inc.	81,590	0.0
8,600		OceanFirst Financial
		Corp.	112,402	0.0
146,905		Calamos Asset
		Management, Inc.	1,837,782	0.5
14,200		Capital Lease Funding,
		Inc.	57,368	0.0
103,800		Capstead Mortgage
		Corp.	1,291,272	0.3
34,500		Cash America
		International, Inc.	1,608,735	0.4
23,300		Cathay General
		Bancorp.	347,869	0.1
43,600		CBL & Associates
		Properties, Inc.	684,520	0.2
13,500		Citizens & Northern
		Corp.	249,345	0.1
11,200		City Holding Co.	379,568	0.1
161,500	@	CNO Financial Group,
		Inc.	1,019,065	0.3
10,115		Colonial Properties
		Trust	210,999	0.1
15,700		Community Bank
		System, Inc.	436,460	0.1
4,670		Community Trust
		Bancorp., Inc.	137,391	0.0
22,600		Coresite Realty Corp.	402,732	0.1
87,225		DCT Industrial Trust,
		Inc.	446,592	0.1
28,525		DDR Corp.	347,149	0.1
23,100		Delphi Financial Group	1,023,330	0.3
56,192	@	DFC Global Corp.	1,014,828	0.3
12,600		Diamond Hill
		Investment Group, Inc.	932,148	0.2
9,400		Dime Community
		Bancshares	118,440	0.0
11,200		East-West Bancorp.,
		Inc.	221,200	0.1
82,291		EastGroup Properties,
		Inc.	3,578,013	0.9
41,100		Eaton Vance Corp.	971,604	0.3
17,000		Education Realty Trust,
		Inc.	173,910	0.1
44,254	@,L	eHealth, Inc.	650,534	0.2
59,500	@	Encore Capital Group,
		Inc.	1,264,970	0.3
6,300		Enterprise Financial
		Services Corp.	93,240	0.0
87,596		Epoch Holding Corp.	1,947,259	0.5
3,000		Equity Lifestyle
		Properties, Inc.	200,070	0.1
14,300		Financial Institutions,
		Inc.	230,802	0.1

5,300		First Bancorp.	$59,095	0.0
38,200		First Busey Corp.	191,000	0.1
173,100		First Commonwealth
		Financial Corp.	910,506	0.2
17,100		First Community
		Bancshares, Inc.	213,408	0.1
166,942		First Financial Bancorp.	2,777,915	0.7
75,675	@	First Industrial Realty
		Trust, Inc.	774,155	0.2
13,300		First Merchants Corp.	112,651	0.0
14,437		First Niagara Financial
		Group, Inc.	124,591	0.0
7,587		First of Long Island
		Corp.	199,690	0.1
64,676	@	First Republic Bank	1,979,732	0.5
63,222	@	FirstService Corp.	1,674,751	0.4
18,800		Flagstone Reinsurance
		Holdings S.A.	155,852	0.0
43,800		FNB Corp.	495,378	0.1
107,200		Glacier Bancorp., Inc.	1,289,616	0.3
10,200		Gladstone Capital Corp.	77,826	0.0
25,900		Glimcher Realty Trust	238,280	0.1
42,410		Greenhill & Co., Inc.	1,542,452	0.4
8,650	@	Hanmi Financial Corp.	64,010	0.0
2,200		Heartland Financial
		USA, Inc.	33,748	0.0
208,224	@	HFF, Inc.	2,150,954	0.5
4,700		Home Properties, Inc.	270,579	0.1
5,100		Horace Mann
		Educators Corp.	69,921	0.0
13,600		Huntington Bancshares,
		Inc.	74,664	0.0
59,259		IBERIABANK Corp.	2,921,469	0.7
1,500		IDT Corp.	14,070	0.0
11,230		International
		Bancshares Corp.	205,902	0.1
206,900		Janus Capital Group,
		Inc.	1,305,539	0.3
51,660		JMP Group, Inc.	369,369	0.1
124,126		KBW, Inc.	1,884,233	0.5
34,700	@	Knight Capital Group,
		Inc.	410,154	0.1
7,275		Lakeland Bancorp, Inc.	62,710	0.0
6,200		Lakeland Financial
		Corp.	160,394	0.0
18,600		LaSalle Hotel
		Properties	450,306	0.1
149,899		Lexington Realty Trust	1,122,743	0.3
11,700		LTC Properties, Inc.	361,062	0.1
12,300		MainSource Financial
		Group, Inc.	108,609	0.0
11,300	@	Manning & Napier, Inc.	141,137	0.0
33,400		Meadowbrook
		Insurance Group, Inc.	356,712	0.1
106,700		MFA Mortgage
		Investments, Inc.	717,024	0.2
49,280		Mid-America Apartment
		Communities, Inc.	3,082,464	0.8
4,300		Mission West
		Properties	38,786	0.0
4,100	L	National Bankshares,
		Inc.	$114,472	0.0
41,400	@	National Financial
		Partners Corp.	559,728	0.1
108,920		National Retail
		Properties, Inc.	2,873,310	0.7
6,200		NBT Bancorp., Inc.	137,206	0.0
22,500		Nelnet, Inc.	550,575	0.1
121,000	@	Ocwen Financial Corp.	1,752,080	0.4
104,000		Omega Healthcare
		Investors, Inc.	2,012,400	0.5
47,200		Oriental Financial
		Group	571,592	0.2
16,500		PacWest Bancorp	312,675	0.1
9,500		Parkway Properties,
		Inc.	93,670	0.0
46,700		Pennsylvania Real
		Estate Investment Trust	487,548	0.1
2,600		Peoples Bancorp., Inc.	38,506	0.0
51,600	@	PHH Corp.	552,120	0.1
29,100	@,L	Pinnacle Financial
		Partners, Inc.	469,965	0.1
7,600	@	Portfolio Recovery
		Associates, Inc.	513,152	0.1
52,250		ProAssurance Corp.	4,170,595	1.1
4,053		Prospect Capital Corp.	37,652	0.0
7,200		Prosperity Bancshares,
		Inc.	290,520	0.1
7,100		PS Business Parks, Inc.	393,553	0.1
8,500		Ramco-Gershenson
		Properties	83,555	0.0
2,000		Renasant Corp.	30,000	0.0
4,957		Republic Bancorp., Inc.	113,515	0.0
11,440		RLI Corp.	833,518	0.2
137,441		RLJ Lodging Trust	2,313,132	0.6
15,800		Selective Insurance
		Group	280,134	0.1
41,100		Senior Housing
		Properties Trust	922,284	0.2
16,700		Sierra Bancorp.	146,960	0.0
6,889		Southside Bancshares,
		Inc.	149,216	0.0
46,500	@	Southwest Bancorp.,
		Inc.	277,140	0.1
4,300		Sun Communities, Inc.	157,079	0.0
40,800		Susquehanna
		Bancshares, Inc.	341,904	0.1
6,600	@	SVB Financial Group	314,754	0.1
21,690		SWS Group, Inc.	149,010	0.0
19,800		Trustco Bank Corp.	111,078	0.0
243,252		Umpqua Holdings Corp.	3,013,892	0.8
8,100		WesBanco, Inc.	157,707	0.0
13,000		West BanCorp., Inc.	124,540	0.0
5,100		Westamerica Bancorp.	223,890	0.1
239,433	@	Western Alliance
		Bancorp.	1,491,668	0.4
81,800	@	Wilshire Bancorp., Inc.	296,934	0.1
28,100	@,L	World Acceptance,
		Corp.	2,065,350	0.5
			91,020,318	22.8

		Health Care: 10.9%
54,300	@,L	Achillion Pharmaceuticals, Inc.	$413,766	0.1
28,500	@	Acorda Therapeutics,
		Inc.	679,440	0.2
40,000	@	Aegerion
		Pharmaceuticals, Inc.	669,600	0.2
9,100	@	Almost Family, Inc.	150,878	0.0
74,323	@	Amsurg Corp.	1,935,371	0.5
86,600	@	Ariad Pharmaceuticals,
		Inc.	1,060,850	0.3
29,225	@	BioCryst
		Pharmaceuticals, Inc.	72,186	0.0
25,300	@	Cambrex Corp.	181,654	0.0
41,800		Cantel Medical Corp.	1,167,474	0.3
30,100	@	Chelsea Therapeutics
		International, Inc.	154,413	0.0
162,870	@	Coventry Health Care,
		Inc.	4,946,362	1.2
91,590	@,L	Cumberland
		Pharmaceuticals, Inc.	492,754	0.1
192,900	@,L	Dynavax Technologies
		Corp.	640,428	0.2
14,600	@	DynaVox, Inc.	53,144	0.0
17,500	@	Enzo Biochem, Inc.	39,200	0.0
40,300	@	Genomic Health, Inc.	1,023,217	0.3
59,400	@	Greatbatch, Inc.	1,312,740	0.3
56,800	@,L	Halozyme
		Therapeutics, Inc.	540,168	0.1
23,200	@	Hanger Orthopedic
		Group, Inc.	433,608	0.1
34,260	@,L	Idexx Laboratories, Inc.	2,636,650	0.7
28,700	@,L	Immunomedics, Inc.	95,571	0.0
34,700	@	Impax Laboratories, Inc.	699,899	0.2
69,900	@	Inhibitex, Inc.	764,706	0.2
16,200	@	Integra LifeSciences
		Holdings Corp.	499,446	0.1
40,400	@	InterMune, Inc.	509,040	0.1
33,800		Invacare Corp.	516,802	0.1
15,300	@,L	Ironwood
		Pharmaceuticals, Inc.	183,141	0.1
49,846	@	MedAssets, Inc.	461,075	0.1
10,100		Medicis Pharmaceutical
		Corp.	335,825	0.1
81,800	@	Metropolitan Health
		Networks, Inc.	611,046	0.2
18,900	@	Molina Healthcare, Inc.	422,037	0.1
36,400	@	Momenta
		Pharmaceuticals, Inc.	632,996	0.2
35,720	@	MWI Veterinary Supply,
		Inc.	2,373,237	0.6
121,600	@	Omnicell, Inc.	2,008,832	0.5
10,500	@	Onyx Pharmaceuticals,
		Inc.	461,475	0.1
21,500	@	Orthofix International
		NV	757,445	0.2
18,650		Owens & Minor, Inc.	518,283	0.1
13,800	@	Par Pharmaceutical
		Cos., Inc.	451,674	0.1
64,500	@	PharMerica Corp.	979,110	0.3
146,630	@	PSS World Medical,
		Inc.	3,546,980	0.9
115,100	@,L	Raptor Pharmaceutical
		Corp. $720,526	0.2
128,400	@	RTI Biologics, Inc.	570,096	0.1
7,500	@	Salix Pharmaceuticals
		Ltd.	358,875	0.1
11,400	@	Sirona Dental Systems,
		Inc.	502,056	0.1
10,400	@	Triple-S Management
		Corp.	208,208	0.1
4,800		US Physical Therapy,
		Inc.	94,464	0.0
11,100	@	Vanguard Health
		Systems, Inc.	113,442	0.0
54,040	@	VCA Antech, Inc.	1,067,290	0.3
8,800	@	Viropharma, Inc.	241,032	0.1
49,000	@,L	Vivus, Inc.	477,750	0.1
65,300	@	WellCare Health Plans,
		Inc.	3,428,250	0.9
			43,214,512	10.9

		Industrials: 14.2%
181,276	@	ACCO Brands Corp.	1,749,313	0.4
6,000		Actuant Corp.	136,140	0.0
18,400		Acuity Brands, Inc.	975,200	0.3
28,000	@	Alaska Air Group, Inc.	2,102,520	0.5
41,338	@	Altra Holdings, Inc.	778,395	0.2
24,275		Applied Industrial
		Technologies, Inc.	853,752	0.2
24,725	@	Atlas Air Worldwide
		Holdings, Inc.	950,182	0.2
17,100		Barnes Group, Inc.	412,281	0.1
9,700	@	Beacon Roofing Supply,
		Inc.	196,231	0.1
145,800	@,L	Cenveo, Inc.	495,720	0.1
6,400	@	Ceradyne, Inc.	171,392	0.0
14,600		CIRCOR International,
		Inc.	515,526	0.1
7,900	@	Columbus McKinnon
		Corp.	100,251	0.0
137,483		Comfort Systems USA,
		Inc.	1,473,818	0.4
3,800	L	Curtiss-Wright Corp.	134,254	0.0
82,900		Deluxe Corp.	1,886,804	0.5
4,300	@,L	Dollar Thrifty
		Automotive Group	302,118	0.1
111,090		Douglas Dynamics, Inc.	1,624,136	0.4
32,800		EMCOR Group, Inc.	879,368	0.2
21,300	@	EnerSys	553,161	0.1
41,100	@	EnPro Industries, Inc.	1,355,478	0.3
16,600	@	Esterline Technologies
		Corp.	929,102	0.2
41,407		Forward Air Corp.	1,327,094	0.3
128,300	@	Gencorp, Inc.	682,556	0.2
3,325	@	Gibraltar Industries, Inc.	46,417	0.0
5,700	@	GP Strategies Corp.	76,836	0.0
48,500	@	Hawaiian Holdings, Inc.	281,300	0.1
5,962		Heico Corp.	348,658	0.1
140,250		Herman Miller, Inc.	2,587,612	0.7
44,120	@	Interline Brands, Inc.	686,948	0.2
19,300	@	Kadant, Inc.	436,373	0.1
142,990	@	KAR Holdings, Inc.	1,930,365	0.5
16,800		Kelly Services, Inc.	$229,824	0.1
124,370		Knight Transportation,
		Inc.	1,945,147	0.5
35,200		Knoll, Inc.	522,720	0.1
23,100	@	LMI Aerospace, Inc.	405,405	0.1
45,600	@	Mastec, Inc.	792,072	0.2
7,600	@	Michael Baker Corp.	149,036	0.0
63,710	@	NCI Building Systems,
		Inc.	692,528	0.2
65,000	@	Quality Distribution, Inc.	731,250	0.2
81,061	@	RBC Bearings, Inc.	3,380,244	0.9
54,000		Regal-Beloit Corp.	2,752,380	0.7
7,900		Robbins & Myers, Inc.	383,545	0.1
30,800		SeaCube Container
		Leasing Ltd.	456,148	0.1
2,800		Standex International
		Corp.	95,676	0.0
7,100	@	Team, Inc.	211,225	0.1
37,100		Toro Co.	2,250,486	0.6
34,490	@	TransDigm Group, Inc.	3,300,003	0.8
28,500	@	Trimas Corp.	511,575	0.1
38,650		Triumph Group, Inc.	2,259,092	0.6
10,100	@	Tutor Perini Corp.	124,634	0.0
3,700		Unifirst Corp.	209,938	0.1
9,700	@,L	United Rentals, Inc.	286,635	0.1
12,000		United Stationers, Inc.	390,720	0.1
4,000		VSE Corp.	97,120	0.0
26,300		Wabtec Corp.	1,839,685	0.5
152,920		Waste Connections,
		Inc.	5,067,769	1.3
3,400		Watts Water
		Technologies, Inc.	116,314	0.0
38,800	@,L	Wesco Aircraft
		Holdings, Inc.	542,812	0.1
			56,723,284	14.2

		Information Technology: 12.4%
79,200	@,L	Active Network,
		Inc./The	1,077,120	0.3
21,523	@	Actuate Corp.	126,125	0.0
72,800	@	Amkor Technology, Inc.	317,408	0.1
51,590	@	Anixter International,
		Inc.	3,076,828	0.8
90,296	@,L	Archipelago Learning,
		Inc.	873,162	0.2
6,400	@	Ariba, Inc.	179,712	0.0
71,220	@	Arris Group, Inc.	770,600	0.2
74,100	@	Aspen Technology, Inc.	1,285,635	0.3
21,200		Black Box Corp.	594,448	0.1
9,100	@	Blue Coat Systems, Inc.	231,595	0.1
29,600	@	Brightpoint, Inc.	318,496	0.1
20,200		Brooks Automation, Inc.	207,454	0.1
8,100	@	CACI International, Inc.	452,952	0.1
62,600	@	Cirrus Logic, Inc.	992,210	0.2
12,000		Comtech
		Telecommunications	343,440	0.1
10,300	@	CSG Systems
		International	151,513	0.0
12,500		Daktronics, Inc.	119,625	0.0
13,700		DDi Corp.	127,821	0.0
163,261	@	Dice Holdings, Inc.	1,353,434	0.3
20,300	L	Ebix, Inc. $448,630	0.1
62,730	@	Entegris, Inc.	547,319	0.1
5,425	@	FEI Co.	221,232	0.1
13,700	@,L	Fusion-io, Inc.	331,540	0.1
10,600	@	Gartner, Inc.	368,562	0.1
20,700	@	GSI Technology, Inc.	96,876	0.0
156,500	@,L	GT Advanced
		Technologies, Inc.	1,133,060	0.3
9,800	@	Imation Corp.	56,154	0.0
12,100	@	Imperva, Inc.	421,201	0.1
14,000	@	Insight Enterprises, Inc.	214,060	0.1
15,300	@	Integrated Silicon
		Solution, Inc.	139,842	0.0
26,200	@	Intermolecular, Inc.	224,796	0.1
153,600		Intersil Corp.	1,603,584	0.4
59,488	@	JDA Software Group,
		Inc.	1,926,816	0.5
3,700	@	Jive Software, Inc.	59,200	0.0
8,000		Keynote Systems, Inc.	164,320	0.0
193,900	@	Kulicke & Soffa
		Industries, Inc.	1,793,575	0.4
36,150	@	Lattice Semiconductor
		Corp.	214,731	0.1
7,500		Littelfuse, Inc.	322,350	0.1
43,400	@	Magma Design
		Automation, Inc.	311,612	0.1
800	@	Manhattan Associates,
		Inc.	32,384	0.0
6,200		Mantech International
		Corp.	193,688	0.0
5,700		MAXIMUS, Inc.	235,695	0.1
3,500	@	Measurement
		Specialties, Inc.	97,860	0.0
22,900		Micrel, Inc.	231,519	0.1
62,770	@	Micros Systems, Inc.	2,923,827	0.7
96,625	@	Monotype Imaging
		Holdings, Inc.	1,506,384	0.4
6,300	@	Netgear, Inc.	211,491	0.1
11,400	@	Netscout Systems, Inc.	200,640	0.1
27,597	@	NetSuite, Inc.	1,119,058	0.3
20,700	@	Newport Corp.	281,727	0.1
6,400	@	Oplink
		Communications, Inc.	105,408	0.0
26,460	@	Parametric Technology
		Corp.	483,160	0.1
20,500	@	Photronics, Inc.	124,640	0.0
15,100		Plantronics, Inc.	538,164	0.1
5,800	@	Plexus Corp.	158,804	0.0
82,400	@	PMC - Sierra, Inc.	454,024	0.1
26,500	@	Polycom, Inc.	431,950	0.1
16,500	@	Progress Software
		Corp.	319,275	0.1
15,500	@	Quest Software, Inc.	288,300	0.1
25,095	@	Radisys Corp.	126,981	0.0
4,700	@	Rovi Corp.	115,526	0.0
26,880	@	SciQuest, Inc.	383,578	0.1
57,300	@	Skyworks Solutions,
		Inc.	929,406	0.2
25,950	@	SolarWinds, Inc.	725,302	0.2
66,820		Solera Holdings, Inc.	2,976,163	0.7
13,900	@	SS&C Technologies
		Holdings, Inc.	251,034	0.1
28,072	@	SuccessFactors, Inc.	1,119,231	0.3
8,900	@	Synaptics, Inc.	268,335	0.1
17,500	@	SYNNEX Corp.	533,050	0.1
101,800	@	Take-Two Interactive
		Software, Inc.	1,379,390	0.3
2,800	@	Tangoe, Inc.	43,120	0.0
8,700	@	TeleCommunication
		Systems, Inc.	20,445	0.0
51,200	@	TeleNav, Inc.	399,872	0.1
13,400	@	TeleTech Holdings, Inc.	217,080	0.1
13,000	@	TIBCO Software, Inc.	310,830	0.1
34,942	@,L	Travelzoo, Inc.	858,874	0.2
22,800	@	TTM Technologies, Inc.	249,888	0.1
10,220	@	Unisys Corp.	201,436	0.1
311,853		United Online, Inc.	1,696,480	0.4
16,500	@	Vasco Data Security
		Intl.	107,580	0.0
20,668	@	Verifone Holdings, Inc.	734,127	0.2
17,500	@,L	VirnetX Holding Corp.	436,975	0.1
30,950	@	Vocus, Inc.	683,685	0.2
13,500	@	Websense, Inc.	252,855	0.1
11,900	@	Wright Express Corp.	645,932	0.2
17,200		Xyratex Ltd.	229,104	0.1
20,735	@,L	Zillow, Inc.	466,123	0.1
			49,499,438	12.4

		Materials: 7.1%
29,400		Airgas, Inc.	2,295,552	0.6
74,310		Aptargroup, Inc.	3,876,753	1.0
39,600		Buckeye Technologies,
		Inc.	1,324,224	0.3
35,800	@	Coeur d'Alene Mines
		Corp.	864,212	0.2
23,660		Compass Minerals
		International, Inc.	1,628,991	0.4
95,550	@	Crown Holdings, Inc.	3,208,569	0.8
2,700		FutureFuel Corp.	33,534	0.0
42,900	@	Georgia Gulf Corp.	836,121	0.2
83,400	@	Graphic Packaging
		Holding Co.	355,284	0.1
16,100		HB Fuller Co.	372,071	0.1
19,300		Hecla Mining Co.	100,939	0.0
17,400		Innophos Holdings, Inc.	844,944	0.2
3,300	@	Innospec, Inc.	92,631	0.0
22,900		Koppers Holdings, Inc.	786,844	0.2
10,200	@	Kraton Performance
		Polymers, Inc.	207,060	0.1
98,000		Noranda Aluminum
		Holding Corp.	808,500	0.2
48,800		PolyOne Corp.	563,640	0.2
27,500	@	Revett Minerals, Inc.	129,800	0.1
20,900		Rock-Tenn Co.	1,205,930	0.3
1,200		Schweitzer-Mauduit
		International, Inc.	79,752	0.0
44,920	L	Scotts Miracle-Gro Co.	2,097,315	0.5
137,090		Silgan Holdings, Inc.	5,297,157	1.3
25,800		Solutia, Inc.	445,824	0.1
44,950		Worthington Industries	$736,281	0.2
			28,191,928	7.1

		Telecommunications: 0.9%
9,700	@	Boingo Wireless, Inc.	83,420	0.0
485,300	@	Cincinnati Bell, Inc.	1,470,459	0.4
18,700		Consolidated
		Communications
		Holdings, Inc.	356,235	0.1
34,730		Lumos Networks Corp.	532,758	0.1
16,992		NTELOS Holdings
		Corp.	346,297	0.1
71,600	@	Premier Global
		Services, Inc.	606,452	0.1
88,700	@	Vonage Holdings Corp.	217,315	0.1
			3,612,936	0.9

		Utilities: 3.3%
1,378		AGL Resources, Inc.	58,234	0.0
4,600		Central Vermont Public
		Service Corp.	161,460	0.0
7,200	L	Chesapeake Utilities
		Corp.	312,120	0.1
33,700		El Paso Electric Co.	1,167,368	0.3
11,800		Empire District Electric
		Co.	248,862	0.1
1,500		Genie Energy Ltd	11,895	0.0
19,600		Idacorp, Inc.	831,236	0.2
6,700		Laclede Group, Inc.	271,149	0.1
16,550		New Jersey Resources
		Corp.	814,260	0.2
57,320	L	Northwest Natural Gas
		Co.	2,747,348	0.7
88,910		NorthWestern Corp.	3,182,089	0.8
80,500		Portland General
		Electric Co.	2,035,845	0.5
9,400		Southwest Gas Corp.	399,406	0.1
8,300		Unisource Energy Corp.	306,436	0.1
6,700		Westar Energy, Inc.	192,826	0.0
5,900		WGL Holdings, Inc.	260,898	0.1
			13,001,432	3.3

	Total Common Stock
	(Cost $341,931,466)		383,001,593	96.1

				Percentage
Principal				of Net
Amount†			Value	Assets
U.S. TREASURY OBLIGATIONS: 0.1%
		U.S. Treasury Bonds: 0.1%
535,000	S	0.500%, due 11/30/12	536,798	0.1

	Total U.S. Treasury
	Obligations
	(Cost $536,688)		536,798	0.1

	Total Long-Term
	Investments
	(Cost $342,468,154)		383,538,391	96.2

SHORT-TERM INVESTMENTS: 7.5%
		Securities Lending Collateralcc(1): 4.9%
4,641,467		BNP Paribas Bank,
		Repurchase Agreement
		dated 12/31/11, 0.06%,
		due 01/03/12 (Principal
		Amount $4,641,467,
		collateralized by various
		U.S. Government
		Agency Obligations,
		5.000%-6.000%, Market
		Value plus accrued
		interest $4,734,296,
		due 05/15/24-04/15/41)	$4,641,467	1.2
4,641,467		Cantor Fitzgerald,
		Repurchase Agreement
		dated 12/31/11, 0.12%,
		due 01/03/12 (Principal
		Amount $4,641,467,
		collateralized by various
		U.S. Government
		Agency Obligations,
		1.437%-6.014%, Market
		Value plus accrued
		interest $4,734,296,
		due 06/01/17-09/01/44)	4,641,467	1.2
4,641,467		Citigroup, Inc.,
		Repurchase Agreement
		dated 12/31/11, 0.08%,
		due 01/03/12 (Principal
		Amount $4,641,467,
		collateralized by various
		U.S. Government and
		U.S. Government
		Agency Obligations,
		0.000%-5.500%, Market
		Value plus accrued
		interest $4,734,297,
		due 01/19/12-12/20/41)	4,641,467	1.1
977,153		Deutsche Bank AG,
		Repurchase Agreement
		dated 12/31/11, 0.10%,
		due 01/03/12 (Principal
		Amount $977,153,
		collateralized by various
		U.S. Government and
		U.S. Government
		Agency Obligations,
		0.000%-6.500%, Market
		Value plus accrued
		interest $996,696, due
		06/28/12-11/01/41)	977,153	0.2
4,641,467		Merrill Lynch & Co.,
		Inc., Repurchase
		Agreement dated
		12/31/11, 0.02%, due
		01/03/12 (Principal
		Amount $4,641,467,
		collateralized by various
		U.S. Government
		Securities, 1.875%-
		4.000%, Market Value
		plus accrued interest
		$4,734,303, due
		02/15/15-06/30/15)	$4,641,467	1.2
			19,543,021	4.9

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 2.6%
10,365,706	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $10,365,706)	10,365,706	2.6

	Total Short-Term
	Investments
	(Cost $29,908,727)	29,908,727	7.5

	Total Investments in
	Securities
	(Cost $372,376,881)	$413,447,118	103.7
	Liabilities in Excess of
	Other Assets	(14,879,643)	(3.7)
	Net Assets	$398,567,475	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
S
All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $377,024,853.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$64,737,821
Gross Unrealized Depreciation	(28,315,556)

Net Unrealized Appreciation	$36,422,265

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$383,001,593	$—	$—	$383,001,593
Short-Term Investments	10,365,706	19,543,021	—	29,908,727
U.S. Treasury Obligations	—	536,798	—	536,798
Total Investments, at value	$393,367,299	$20,079,819	$—	$413,447,118
Other Financial Instruments+
Futures	56,581	—	—	56,581
Total Assets	$393,423,880	$20,079,819	$—	$413,503,699

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011

Asset Table
Investments, at value
Short-Term Investments	$897,015	$—	$(897,015)	$—	$(224,254)	$224,254	$—	$—	$—
Total Investments, at value	$897,015	$—	$(897,015)	$—	$(224,254)	$224,254	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.
There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

ING JPMorgan Small Cap Core Equity Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	63	03/16/12	$4,654,440	$56,581
			$4,654,440	$56,581

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Asset and Liabilities	Fair Value

Asset Derivative

Equity contracts	Net Assets- Unrealized appreciation*	$56,581
Total Asset Derivatives		$56,581

* Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$(325,068)
Total	(325,068)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$4,864
Total	4,864

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Large Cap Growth Portfolio	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 15.9%
59,530	@	Amazon.com, Inc.	$10,304,643	1.0
272,960	@	Bed Bath & Beyond,
		Inc.	15,823,491	1.5
162,100		Coach, Inc.	9,894,584	0.9
718,510		Comcast Corp. – Class
		A	17,035,872	1.6
225,070	@	DIRECTV	9,623,993	0.9
319,960		Harley-Davidson, Inc.	12,436,845	1.2
542,010		Macy's, Inc.	17,441,882	1.7
83,830		McDonald's Corp.	8,410,664	0.8
270,186	@	Michael Kors Holdings
		Ltd.	7,362,569	0.7
39,320	@	Priceline.com, Inc.	18,390,357	1.7
496,340		Starbucks Corp.	22,836,604	2.2
467,729		Wyndham Worldwide
		Corp.	17,694,188	1.7
			167,255,692	15.9

		Consumer Staples: 11.2%
141,980		Coca-Cola Co.	9,934,341	0.9
619,510		Coca-Cola Enterprises,
		Inc.	15,970,968	1.5
419,700		ConAgra Foods, Inc.	11,080,080	1.1
228,520		Hershey Co.	14,117,965	1.3
474,000		Philip Morris
		International, Inc.	37,199,520	3.5
330,120		Wal-Mart Stores, Inc.	19,727,971	1.9
149,096		Whole Foods Market,
		Inc.	10,374,100	1.0
			118,404,945	11.2

		Energy: 12.5%
177,200	@	Cameron International
		Corp.	8,716,468	0.8
192,370		Chevron Corp.	20,468,168	2.0
759,030		ExxonMobil Corp.	64,335,383	6.1
445,620		Halliburton Co.	15,378,346	1.5
158,920		National Oilwell Varco,
		Inc.	10,804,971	1.0
187,530		Range Resources
		Corp.	11,615,608	1.1
			131,318,944	12.5

		Financials: 5.1%
321,218		American Express Co.	15,151,853	1.4
99,930		Blackrock, Inc.	17,811,523	1.7
798,004		Blackstone Group LP	11,180,036	1.1
194,920		Prudential Financial,
		Inc.	9,769,391	0.9
			53,912,803	5.1

		Health Care: 9.7%
105,510	@	Biogen Idec, Inc.	11,611,376	1.1
299,010		Cardinal Health, Inc.	12,142,796	1.2
345,690		Covidien PLC	15,559,507	1.5
242,400	@	Express Scripts, Inc.	10,832,856	1.0
340,854	@	HCA Holdings, Inc.	7,509,014	0.7
330,680		Johnson & Johnson	21,685,994	2.1
311,840		St. Jude Medical, Inc.	10,696,112	1.0
192,330	@		Watson
		Pharmaceuticals, Inc.	$11,605,192	1.1
			101,642,847	9.7

		Industrials: 11.6%
530,480		Danaher Corp.	24,953,779	2.4
59,410		Joy Global, Inc.	4,453,968	0.4
214,730		Pall Corp.	12,271,820	1.2
208,390		Roper Industries, Inc.	18,102,839	1.7
370,530		Tyco International Ltd.	17,307,456	1.7
161,490		Union Pacific Corp.	17,108,251	1.6
247,470		United Technologies
		Corp.	18,087,582	1.7
292,730		Waste Connections,
		Inc.	9,701,072	0.9
			121,986,767	11.6

		Information Technology: 28.1%
450,220	@	Adobe Systems, Inc.	12,727,719	1.2
353,870		Analog Devices, Inc.	12,661,469	1.2
177,090	@	Apple, Inc.	71,721,450	6.8
212,030	@	Citrix Systems, Inc.	12,874,462	1.2
63,555	@	Google, Inc. - Class A	41,050,174	3.9
318,880	@	Lam Research Corp.	11,804,938	1.1
243,420	@	Micros Systems, Inc.	11,338,504	1.1
1,607,810		Microsoft Corp.	41,738,747	4.0
454,950	@	NetApp, Inc.	16,501,036	1.6
981,877		Oracle Corp.	25,185,145	2.4
491,880		Qualcomm, Inc.	26,905,836	2.6
645,390		Seagate Technology	10,584,396	1.0
			295,093,876	28.1

		Materials: 4.0%
139,130		Cliffs Natural
		Resources, Inc.	8,674,755	0.8
386,520		Monsanto Co.	27,083,456	2.6
94,410		Sigma-Aldrich Corp.	5,896,849	0.6
			41,655,060	4.0

	Total Common Stock
	(Cost $969,957,649)		1,031,270,934	98.1

SHORT-TERM INVESTMENTS: 2.1%
		Mutual Funds: 2.1%
22,371,000		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $22,371,000)	22,371,000	2.1

	Total Short-Term
	Investments
	(Cost $22,371,000)		22,371,000	2.1

	Total Investments in
	Securities
	(Cost $992,328,649)		$1,053,641,934	100.2
	Liabilities in Excess of
	Other Assets		(2,098,702)	(0.2)
	Net Assets		$1,051,543,232	100.0

@	Non-income producing security

	Cost for federal income tax purposes is $994,025,702.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$91,793,945
	Gross Unrealized Depreciation	(32,177,713)

	Net Unrealized Appreciation	$59,616,232

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$1,031,270,934	$—	$—	$1,031,270,934
Short-Term Investments	22,371,000	—	—	22,371,000
Total Investments, at value	$1,053,641,934	$—	$—	$1,053,641,934

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Large Cap Value Portfolio	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 9.5%
304,400		American Eagle
		Outfitters	$4,654,276	1.5
298,200		Comcast Corp. – Class
		A	7,070,322	2.2
126,500	L	Garmin Ltd.	5,035,965	1.6
257,700		Lowe's Cos., Inc.	6,540,426	2.0
256,653		Regal Entertainment
		Group	3,064,437	1.0
268,000		Staples, Inc.	3,722,520	1.2
			30,087,946	9.5

		Consumer Staples: 6.1%
167,400		Altria Group, Inc.	4,963,410	1.6
167,500		ConAgra Foods, Inc.	4,422,000	1.4
148,000		Procter & Gamble Co.	9,873,080	3.1
			19,258,490	6.1

		Energy: 13.9%
176,700		Arch Coal, Inc.	2,563,917	0.8
143,500		Chevron Corp.	15,268,400	4.8
71,400	L	Diamond Offshore
		Drilling	3,945,564	1.2
120,400	L	EnCana Corp.	2,231,012	0.7
106,400		ExxonMobil Corp.	9,018,464	2.8
325,900	L	Pengrowth Energy
		Corp.	3,431,727	1.1
72,800		Royal Dutch Shell PLC
		- Class A ADR	5,320,952	1.7
47,000		Total SA ADR ADR	2,402,170	0.8
			44,182,206	13.9

		Financials: 24.1%
152,500	L	AllianceBernstein
		Holding LP	1,994,700	0.6
78,600		Ameriprise Financial,
		Inc.	3,901,704	1.2
103,500		Axis Capital Holdings
		Ltd.	3,307,860	1.0
152,900		BB&T Corp.	3,848,493	1.2
247,600		Blackstone Group LP	3,468,876	1.1
143,000		Citigroup, Inc.	3,762,330	1.2
48,900		Cullen/Frost Bankers,
		Inc.	2,587,299	0.8
74,400		Entertainment
		Properties Trust	3,252,024	1.0
319,500		First Niagara Financial
		Group, Inc.	2,757,285	0.9
296,300		JPMorgan Chase & Co.	9,851,975	3.1
348,900		MFA Mortgage
		Investments, Inc.	2,344,608	0.7
301,800		People's United
		Financial, Inc.	3,878,130	1.2
57,700		PNC Financial Services
		Group, Inc.	3,327,559	1.1
94,200		Prudential Financial,
		Inc.	4,721,304	1.5
78,000		Travelers Cos., Inc.	4,615,260	1.5
171,700		US Bancorp.	4,644,485	1.5
139,200		Weingarten Realty
		Investors	3,037,344	1.0
269,300		Wells Fargo & Co.	7,421,908	2.3
187,200		XL Group PLC	$3,700,944	1.2
			76,424,088	24.1

		Health Care: 12.8%
84,200		Cardinal Health, Inc.	3,419,362	1.1
142,400		Johnson & Johnson	9,338,592	2.9
88,300		Medtronic, Inc.	3,377,475	1.1
285,600		Merck & Co., Inc.	10,767,120	3.4
639,700		Pfizer, Inc.	13,843,108	4.3
			40,745,657	12.8

		Industrials: 6.5%
722,500		General Electric Co.	12,939,975	4.0
152,500		Harsco Corp.	3,138,450	1.0
101,600		Tyco International Ltd.	4,745,736	1.5
			20,824,161	6.5

		Information Technology: 9.3%
400,000		Applied Materials, Inc.	4,284,000	1.4
442,800		Cisco Systems, Inc.	8,005,824	2.5
275,600		Intel Corp.	6,683,300	2.1
247,400		Microsoft Corp.	6,422,504	2.0
246,900		Seagate Technology	4,049,160	1.3
			29,444,788	9.3

		Materials: 3.0%
52,700		EI Du Pont de Nemours
		& Co.	2,412,606	0.8
84,800		Freeport-McMoRan
		Copper & Gold, Inc.	3,119,792	1.0
99,000		Nucor Corp.	3,917,430	1.2
			9,449,828	3.0

		Telecommunications: 6.1%
405,900		AT&T, Inc.	12,274,416	3.8
194,353		CenturyTel, Inc.	7,229,931	2.3
			19,504,347	6.1

		Utilities: 7.4%
135,700		American Electric
		Power Co., Inc.	5,605,767	1.8
239,400		CenterPoint Energy,
		Inc.	4,809,546	1.5
54,800		DTE Energy Co.	2,983,860	1.0
70,200		Entergy Corp.	5,128,110	1.6
223,500		Great Plains Energy,
		Inc.	4,867,830	1.5
			23,395,113	7.4

	Total Common Stock
	(Cost $307,196,581)		313,316,624	98.7

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 3.5%
	Securities Lending Collateralcc(1): 3.1%
2,350,737	Cantor Fitzgerald,
	Repurchase Agreement
	dated 12/30/11, 0.12%,
	due 01/03/12
	(Repurchase Amount
	$2,350,768,
	collateralized by various
	U.S. Government
	Agency Obligations,
	1.437%-6.014%,
	Market Value plus
	accrued interest
	$2,397,752, due
	06/01/17-09/01/44)	$2,350,737	0.7
2,350,737	Citigroup, Inc.,
	Repurchase Agreement
	dated 12/30/11, 0.08%,
	due 01/03/12
	(Repurchase Amount
	$2,350,758,
	collateralized by various
	U.S. Government and
	U.S. Government
	Agency Obligations,
	0.000%-5.500%,
	Market Value plus
	accrued interest
	$2,397,752, due
	01/19/12-12/20/41)	2,350,737	0.7
2,350,737	Deutsche Bank AG,
	Repurchase Agreement
	dated 12/30/11, 0.10%,
	due 01/03/12
	(Repurchase Amount
	$2,350,763,
	collateralized by various
	U.S. Government and
	U.S. Government
	Agency Obligations,
	0.000%-6.500%,
	Market Value plus
	accrued interest
	$2,397,752, due
	06/28/12-11/01/41)	2,350,737	0.7
2,350,737	Goldman Sachs & Co.,
	Repurchase Agreement
	dated 12/30/11, 0.10%,
	due 01/03/12
	(Repurchase Amount
	$2,350,763,
	collateralized by various
	U.S. Government
	Agency Obligations,
	2.163%-6.500%,
	Market Value plus
	accrued interest
	$2,397,752, due
	04/01/20-12/01/48)	2,350,737	0.8
494,891	Mizuho Securities USA
	Inc., Repurchase
	Agreement dated
	12/30/11, 0.10%, due
	01/03/12 (Repurchase
	Amount $494,896,
	collateralized by various
	U.S. Government
	Agency Obligations,
	0.000%-11.000%,
	Market Value plus
	accrued interest
	$504,789, due
	08/01/13-10/01/47)	$494,891	0.2
		9,897,839	3.1

			Percentage
			of Net
Shares		Value	Assets

	Mutual Funds: 0.4%
1,331,600	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $1,331,600)	1,331,600	0.4

	Total Short-Term
	Investments
	(Cost $11,229,439)	11,229,439	3.5

	Total Investments in
	Securities
	(Cost $318,426,020)	$324,546,063	102.2
	Liabilities in Excess of
	Other Assets	(6,977,674)	(2.2)
	Net Assets	$317,568,389	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $320,737,135.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,276,465
Gross Unrealized Depreciation	(17,467,537)

Net Unrealized Appreciation	$3,808,928

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$313,316,624	$—	$—	$313,316,624
Short-Term Investments	1,331,600	9,897,839	—	11,229,439
Total Investments, at value	$314,648,224	$9,897,839	$—	$324,546,063

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011

Asset Table
Investments, at value
Short-Term Investments	$111,960	$—	$(111,960)	$—	$(27,990)	$27,990	$—	$—	$—
Total Investments, at value	$111,960	$—	$(111,960)	$—	$(27,990)	$27,990	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Limited Maturity Bond Portfolio	AS OF DECEMBER 31, 2011

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 53.6%
		Consumer Discretionary: 3.6%
505,000		Amgen, Inc., 1.875%,
		11/15/14	$511,963	0.2
750,000		Coca-Cola Co/The,
		1.800%, 09/01/16	763,886	0.3
489,000		Colgate-Palmolive Co.,
		1.250%, 05/01/14	495,963	0.2
708,000		Comcast Cable
		Communications LLC,
		7.125%, 06/15/13	768,557	0.4
553,000		COX Communications,
		Inc., 4.625%, 06/01/13	583,218	0.3
571,000		Home Depot, Inc.,
		5.250%, 12/16/13	620,436	0.3
345,000		Lorillard Tobacco Co.,
		3.500%, 08/04/16	349,403	0.2
350,000		PepsiCo, Inc./NC,
		0.800%, 08/25/14	349,981	0.2
400,000		Target Corp., 5.125%,
		01/15/13	418,828	0.2
409,000		Time Warner Cable,
		Inc., 7.500%, 04/01/14	458,227	0.2
650,000		Wal-Mart Stores, Inc.,
		1.625%, 04/15/14	664,738	0.3
765,000		Walt Disney Co/The,
		0.875%, 12/01/14	769,243	0.4
880,000		Wyeth, 5.500%,
		02/01/14	965,284	0.4
			7,719,727	3.6

		Consumer Staples: 2.4%
750,000		Altria Group, Inc.,
		8.500%, 11/10/13	847,198	0.4
279,000		Anheuser-Busch InBev
		Worldwide, Inc.,
		5.375%, 11/15/14	310,255	0.2
645,000	L	Colgate-Palmolive Co.,
		4.200%, 05/15/13	677,685	0.3
328,000		Diageo Capital PLC,
		5.200%, 01/30/13	343,601	0.2
308,000		PepsiCo, Inc., 0.875%,
		10/25/13	309,698	0.1
750,000		Philip Morris
		International, Inc.,
		2.500%, 05/16/16	776,488	0.4
693,000		Philip Morris
		International, Inc.,
		4.875%, 05/16/13	731,614	0.3
925,000		Procter & Gamble
		Co/The, 0.700%,
		08/15/14	930,231	0.4
290,000		Procter & Gamble
		Co/The, 1.450%,
		08/15/16	293,792	0.1
			5,220,562	2.4

		Energy: 1.6%
931,000		Shell International
		Finance BV, 1.875%,
		03/25/13	948,707	0.4
783,000		Spectra Energy Capital
		LLC, 5.900%, 09/15/13	834,116	0.4
792,000		Valero Energy Corp.,
		4.750%, 06/15/13 $829,431	0.4
845,000		Weatherford
		International Ltd..
		Bermuda, 5.150%,
		03/15/13	879,047	0.4
			3,491,301	1.6

		Financials: 32.9%
498,000	#	ABN Amro Bank NV,
		3.000%, 01/31/14	494,708	0.2
612,000		Aegon NV, 2.208%,
		12/31/49	263,163	0.1
749,000		Allstate Corp., 6.200%,
		05/16/14	835,890	0.4
3,980,000		Ally Financial, Inc.,
		2.200%, 12/19/12	4,058,199	1.9
400,000		American Express Co.,
		4.875%, 07/15/13	418,497	0.2
620,000		American Express
		Credit Corp., 5.875%,
		05/02/13	651,993	0.3
489,000		American International
		Group, Inc., 3.650%,
		01/15/14	475,202	0.2
750,000	#	Australia & New
		Zealand Banking Group
		Ltd., 2.125%, 01/10/14	749,734	0.3
5,107,000		Bank of America Corp.,
		2.100%, 04/30/12	5,142,340	2.4
925,000		Bank of America Corp.,
		4.900%, 05/01/13	926,136	0.4
925,000	#	Bank of Montreal,
		1.300%, 10/31/14	924,179	0.4
777,000		Bank of Nova Scotia,
		2.375%, 12/17/13	798,248	0.4
1,250,000		Barclays Bank PLC,
		2.375%, 01/13/14	1,224,186	0.6
725,000		BB&T Corp., 2.050%,
		04/28/14	732,573	0.3
559,000		Berkshire Hathaway,
		Inc., 2.125%, 02/11/13	568,677	0.3
587,000	#,L	Bank of Tokyo-
		Mitsubishi UFJ Ltd.,
		2.600%, 01/22/13	594,265	0.3
486,000		Blackrock, Inc., 2.250%,
		12/10/12	492,700	0.2
667,000	#	BNP Paribas Home
		Loan Covered Bonds
		SA, 2.200%, 11/02/15	642,066	0.3
621,000		BP Capital Markets
		PLC, 1.140%, 03/11/14	621,088	0.3
633,000		BP Capital Markets
		PLC, 5.250%, 11/07/13	679,331	0.3
624,000	#	BPCE S.A., 2.375%,
		10/04/13	604,630	0.3
569,000	#	Caisse Centrale
		Desjardins du Quebec,
		1.700%, 09/16/13	570,251	0.3
946,000	#	Canadian Imperial Bank
		of Commerce/Canada,
		2.000%, 02/04/13	956,872	0.4
439,000		Capital One Bank USA
		NA, 6.500%, 06/13/13 $463,268	0.2
800,000		Caterpillar Financial
		Services Corp.,
		1.375%, 05/20/14	810,583	0.4
4,769,000		Citigroup, Inc., 2.125%,
		04/30/12	4,801,200	2.3
1,435,000		Citigroup, Inc., 5.125%,
		05/05/14	1,469,556	0.7
523,000		Citigroup, Inc., 6.000%,
		12/13/13	541,505	0.2
624,000		Cooperatieve Centrale
		Raiffeisen-
		Boerenleenbank
		BA/Netherlands,
		1.850%, 01/10/14	621,155	0.3
969,000		Credit Suisse New
		York, 5.000%, 05/15/13	994,439	0.5
800,000		Deutsche Bank
		AG/London, 2.375%,
		01/11/13	794,301	0.4
777,000		First Tennessee Bank
		NA, 4.625%, 05/15/13	780,089	0.4
2,311,000		General Electric Capital
		Corp., 2.250%,
		03/12/12	2,320,598	1.1
2,275,000		General Electric Capital
		Corp., 2.200%,
		06/08/12	2,296,160	1.1
1,000,000		General Electric Capital
		Corp., 3.750%,
		11/14/14	1,054,929	0.5
400,000		General Electric Capital
		Corp., 4.750%,
		09/15/14	431,668	0.2
625,000		General Electric Capital
		Corp., 2.100%,
		01/07/14	634,730	0.3
1,341,000		Goldman Sachs Group,
		Inc., 6.000%, 05/01/14	1,392,881	0.7
500,000		Goldman Sachs Group,
		Inc./The, 1.435%,
		02/07/14	467,636	0.2
791,000		Hartford Financial
		Services Group, Inc.,
		4.750%, 03/01/14	810,155	0.4
470,000		HCP, Inc., 2.700%,
		02/01/14	469,599	0.2
372,000		Health Care REIT, Inc.,
		3.625%, 03/15/16	366,530	0.2
1,153,000		HSBC Finance Corp.,
		4.750%, 07/15/13	1,177,950	0.5
550,000	#	International Lease
		Finance Corp., 6.500%,
		09/01/14	565,125	0.3
779,000		John Deere Capital
		Corp., 1.600%,
		03/03/14	792,306	0.4
1,505,000		JPMorgan Chase &
		Co., 2.050%, 01/24/14	1,507,044	0.7
675,000		JPMorgan Chase &
		Co., 3.700%, 01/20/15	700,448	0.3
650,000		KeyBank NA, 5.700%,
		08/15/12 $665,288	0.3
750,000	#	Liberty Mutual Group,
		Inc., 5.750%, 03/15/14	782,629	0.4
850,000		Mercantile Bankshares
		Corp., 4.625%,
		04/15/13	886,117	0.4
865,000		Merrill Lynch & Co.,
		Inc., 5.000%, 02/03/14	861,054	0.4
147,000	L	Merrill Lynch & Co.,
		Inc., 6.050%, 08/15/12	149,149	0.1
900,000	#	Metropolitan Life Global
		Funding I, 5.125%,
		04/10/13	940,553	0.4
400,000		MetLife, Inc., 2.375%,
		02/06/14	405,829	0.2
1,121,000		Morgan Stanley,
		2.875%, 01/24/14	1,074,316	0.5
280,000		Morgan Stanley,
		6.000%, 04/28/15	280,737	0.1
1,000,000		Morgan Stanley,
		2.250%, 03/13/12	1,004,367	0.5
748,000	#,L	National Australia Bank
		Ltd., 1.700%, 12/10/13	744,916	0.3
650,000		National Rural Utilities
		Cooperative Finance
		Corp., 1.125%,
		11/01/13	650,666	0.3
331,000	#	Nordea Bank AB,
		1.750%, 10/04/13	323,616	0.1
17,593	#	Power Receivable
		Finance, LLC, 6.290%,
		01/01/12	17,593	0.0
510,000		ProLogis L.P., 7.625%,
		08/15/14	558,980	0.3
825,000		Prudential Financial,
		Inc., 5.100%, 09/20/14	888,012	0.4
362,000		Cooperatieve Centrale
		Raiffeisen-
		Boerenleenbank
		BA/Netherlands,
		2.125%, 10/13/15	355,107	0.2
578,000		Royal Bank of Canada,
		1.450%, 10/30/14	581,481	0.3
678,000		Royal Bank of Scotland
		PLC/The, 3.250%,
		01/11/14	650,056	0.3
850,000		SouthTrust Corp.,
		5.800%, 06/15/14	906,629	0.4
2,374,000		State Street Corp.,
		2.150%, 04/30/12	2,390,212	1.1
515,000		SunTrust Banks, Inc.,
		5.250%, 11/05/12	527,935	0.2
795,000		Toyota Motor Credit
		Corp., 1.250%,
		11/17/14	800,110	0.4
820,000		UBS AG/Stamford CT,
		2.250%, 08/12/13	813,110	0.4
353,000		UBS AG/Stamford CT,
		2.250%, 01/28/14	343,716	0.2
373,000		US Bancorp, 2.200%,
		11/15/16	377,095	0.2
609,000		US Bancorp, 1.125%,
		10/30/13	$610,501	0.3
1,125,000		Wachovia Bank NA,
		4.800%, 11/01/14	1,183,096	0.6
500,000	#	WEA Finance, LLC /
		WT Finance Aust Pty
		Ltd., 7.500%, 06/02/14	548,486	0.3
			70,010,139	32.9

		Health Care: 2.6%
651,000		Eli Lilly & Co., 4.200%,
		03/06/14	698,009	0.3
713,000		GlaxoSmithKline
		Capital, Inc., 4.850%,
		05/15/13	754,919	0.4
750,000		Johnson & Johnson,
		1.200%, 05/15/14	762,107	0.4
735,000		Novartis Capital Corp.,
		1.900%, 04/24/13	749,748	0.4
450,000		Pfizer, Inc., 5.350%,
		03/15/15	509,489	0.2
622,000		Sanofi-Aventis SA,
		1.625%, 03/28/14	633,306	0.3
736,000		St. Jude Medical, Inc.,
		2.200%, 09/15/13	749,768	0.4
505,000		Teva Pharmaceutical
		Finance IV LLC,
		1.700%, 11/10/14	509,328	0.2
98,000		Wyeth, 5.500%,
		03/15/13	103,636	0.0
			5,470,310	2.6

		Industrials: 0.5%
365,000		CSX Corp., 5.500%,
		08/01/13	387,825	0.2
570,000		United Parcel Service,
		Inc., 3.875%, 04/01/14	608,611	0.3
			996,436	0.5

		Information Technology: 2.6%
585,000		Cisco Systems, Inc.,
		1.625%, 03/14/14	596,349	0.3
1,000,000		Dell, Inc., 2.100%,
		04/01/14	1,021,359	0.5
814,000		Hewlett-Packard Co.,
		1.250%, 09/13/13	804,049	0.4
525,000		International Business
		Machines Corp.,
		1.000%, 08/05/13	529,408	0.2
806,000		Microsoft Corp.,
		2.950%, 06/01/14	856,854	0.4
1,141,000		Oracle Corp., 3.750%,
		07/08/14	1,228,007	0.6
450,000		Texas Instruments, Inc.,
		0.875%, 05/15/13	451,384	0.2
			5,487,410	2.6

		Materials: 2.2%
458,000		ArcelorMittal USA, Inc.,
		6.500%, 04/15/14	484,552	0.2
540,000		Barrick Gold Corp.,
		1.750%, 05/30/14	545,709	0.3
445,000		BHP Billiton Finance
		USA Ltd., 5.500%,
		04/01/14 $489,461	0.2
785,000		ConocoPhillips,
		4.600%, 01/15/15	868,950	0.4
612,000		EI Du Pont de Nemours
		& Co., 5.000%,
		07/15/13	650,461	0.3
465,000		Enterprise Products
		Operating LP, 5.600%,
		10/15/14	509,882	0.2
750,000		Freeport-McMoRan
		Copper & Gold, Inc.,
		8.375%, 04/01/17	797,720	0.4
321,000	#	Xstrata Canada
		Financial Corp.,
		2.850%, 11/10/14	322,903	0.2
			4,669,638	2.2

		Telecommunications: 2.7%
500,000		Cellco Partnership /
		Verizon Wireless
		Capital, LLC, 5.550%,
		02/01/14	543,553	0.2
795,000		France Telecom S.A.,
		4.375%, 07/08/14	840,375	0.4
600,000		SBC Communications,
		Inc., 5.100%, 09/15/14	661,372	0.3
126,000		Telecom Italia Capital
		S.A., 5.250%, 11/15/13	121,103	0.1
400,000		Telefonica Emisiones
		S.A.U, 2.582%,
		04/26/13	390,482	0.2
400,000		Verizon
		Communications, Inc.,
		4.350%, 02/15/13	415,813	0.2
2,000,000		Verizon
		Communications, Inc.,
		1.950%, 03/28/14	2,042,652	1.0
620,000		Vodafone Group PLC,
		4.150%, 06/10/14	657,854	0.3
			5,673,204	2.7

		Utilities: 2.5%
679,000		Commonwealth Edison
		Co., 1.625%, 01/15/14	684,334	0.3
372,000		Dominion Resources,
		Inc./VA, 1.800%,
		03/15/14	379,005	0.2
625,000		NextEra Energy Capital
		Holdings, Inc., 2.550%,
		11/15/13	636,224	0.3
823,000		Great Plains Energy,
		Inc., 2.750%, 08/15/13	835,136	0.4
205,000		Nisource Finance
		Corp., 6.150%,
		03/01/13	215,370	0.1
490,000		PSEG Power, LLC,
		2.500%, 04/15/13	497,953	0.2
882,000		Sempra Energy,
		2.000%, 03/15/14	893,749	0.4
786,000		Southern California
		Edison Co., 5.750%,
		03/15/14	$866,345	0.4
315,000		Southern Co., 4.150%,
		05/15/14	336,728	0.2
			5,344,844	2.5

	Total Corporate
	Bonds/Notes
	(Cost $113,693,654)		114,083,571	53.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.7%
49,813		Bear Stearns
		Commercial Mortgage
		Securities, 5.270%,
		12/11/40	49,793	0.0
956,591		CW Capital Cobalt Ltd.,
		5.736%, 05/15/46	969,023	0.5
875,000		GE Capital Commercial
		Mortgage Corp.,
		5.486%, 11/10/45	897,270	0.4
366,398		GS Mortgage Securities
		Corp. II, 5.479%,
		11/10/39	367,537	0.2
743,606		JP Morgan Chase
		Commercial Mortgage
		Securities Corp.,
		5.247%, 01/12/43	752,187	0.3
895,995		JP Morgan Chase
		Commercial Mortgage
		Securities Corp.,
		5.802%, 06/15/49	906,291	0.4
1,086,322		Morgan Stanley Capital
		I, 5.601%, 04/12/49	1,111,636	0.5
1,000,000		Morgan Stanley Capital
		I, 5.649%, 12/15/44	1,021,511	0.5
800,578		Wachovia Bank
		Commercial Mortgage
		Trust, 5.727%, 07/15/45	806,787	0.4
1,019,345		Wachovia Bank
		Commercial Mortgage
		Trust, 5.735%, 06/15/49	1,045,391	0.5

	Total Collateralized
	Mortgage Obligations
	(Cost $7,895,062)		7,927,426	3.7

U.S. TREASURY OBLIGATIONS: 34.2%
		U.S. Treasury Bonds: 0.5%
908,000		3.750%, due 08/15/41	1,065,482	0.5

		U.S. Treasury Notes: 33.7%
21,519,000	L	0.250%, due 11/30/13	21,527,414	10.1
45,142,000		0.375%, due 11/15/14	45,184,343	21.2
5,033,000	L	0.875%, due 11/30/16	5,049,911	2.4
20,000		1.375%, due 11/30/18	20,072	0.0
			71,781,740	33.7

	Total U.S. Treasury
	Obligations
	(Cost $72,725,316)		72,847,222	34.2

ASSET-BACKED SECURITIES: 5.5%
		Automobile Asset-Backed Securities: 0.0%
10,000		Harley-Davidson
		Motorcycle Trust,
		3.320%, 02/15/17	$10,135	0.0

		Other Asset-Backed Securities: 5.5%
242,920	#	ARES CLO Funds,
		0.799%, 09/18/17	236,954	0.1
542,913	#	Atrium CDO Corp.,
		0.767%, 06/27/15	532,490	0.3
350,705	#	Atrium CDO Corp.,
		0.842%, 10/27/16	338,908	0.2
135,212	#	Callidus Debt Partners
		Fund Ltd., 0.957%,
		05/15/15	132,250	0.1
226,072	#	Carlyle High Yield
		Partners, 0.823%,
		08/11/16	219,687	0.1
800,000		CW Capital Cobalt Ltd,
		5.416%, 04/15/47	827,495	0.4
126,699	#	Dryden Leveraged Loan
		CDO 2002-II, 1.110%,
		12/22/15	125,060	0.1
237,043	#	First CLO Ltd., 0.772%,
		07/27/16	233,616	0.1
250,000	#	First CLO Ltd., 2.722%,
		07/27/16	227,204	0.1
500,000	#	Galaxy CLO Ltd.,
		1.953%, 01/15/16	481,035	0.2
177,935	#	Granite Ventures Ltd.,
		0.663%, 12/15/17	173,989	0.1
466,024		Greenwich Capital
		Commercial Funding
		Corp., 5.381%,
		03/10/39	468,837	0.2
681,103	#	GSC Partners CDO
		Fund Ltd., 0.859%,
		11/20/16	670,843	0.3
92,377	#	Gulf Stream Compass
		CLO Ltd., 0.763%,
		07/15/16	90,879	0.1
1,000,000		JP Morgan Chase
		Commercial Mortgage
		Securities Corp.,
		4.865%, 03/15/46	1,053,105	0.5
494,716	#	Katonah Ltd., 0.883%,
		09/20/16	486,172	0.2
39,250	#	Katonah Ltd., 1.120%,
		02/20/15	38,904	0.0
2,167,919		NCUA Guaranteed
		Notes, 1.600%,
		10/29/20	2,197,241	1.0
1,000,000	#	One Wall Street CLO
		Ltd., 1.053%, 01/06/16	901,473	0.4
500,000	#	Pacifica CDO Ltd.,
		1.342%, 05/13/16	460,137	0.2
247,170	#	Stanfield Carrera CLO
		Ltd., 1.026%, 03/15/15	245,007	0.1
200,000	#		Veritas CLO Ltd.,
		1.847%, 09/05/16	177,553	0.1
800,000		Wachovia Bank
		Commercial Mortgage
		Trust, 5.740%, 06/15/49	845,017	0.4

462,005	# Wind River CLO Ltd.,
	0.889%, 12/19/16	$443,914	0.2
		11,607,770	5.5

	Total Asset-Backed
	Securities
	(Cost $11,576,175)	11,617,905	5.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.2%
	Federal Home Loan Mortgage Corporation: 1.7%##
251	2.000%, due 01/01/17	252	0.0
2,352	6.000%, due 04/01/13	2,500	0.0
2,628	6.000%, due 04/01/13	2,851	0.0
3,500,000	1.750%, due 06/15/12	3,526,351	1.7
		3,531,954	1.7

	Federal National Mortgage Association: 0.5%##
5,182	1.994%, due 07/01/24	5,420	0.0
6,400	2.260%, due 12/01/17	6,455	0.0
2,977	6.000%, due 02/01/13	3,214	0.0
11,396	6.000%, due 04/01/13	12,306	0.0
33,088	6.000%, due 07/01/16	35,791	0.0
44,982	6.000%, due 03/01/17	48,713	0.0
33,135	6.000%, due 05/01/17	35,883	0.0
17,702	6.000%, due 09/01/17	19,170	0.0
365,625	6.500%, due 10/01/22	407,113	0.2
234,910	6.500%, due 02/01/29	271,840	0.2
62,775	6.500%, due 10/01/32	71,300	0.1
26,948	7.000%, due 10/01/32	31,264	0.0
30,766	7.000%, due 10/01/32	35,694	0.0
42,370	7.500%, due 08/01/27	49,941	0.0
		1,034,104	0.5

	Government National Mortgage Association: 0.0%
7,518	6.000%, due 04/15/13	7,629	0.0
8,630	9.000%, due 12/15/26	10,074	0.0
1,579	9.500%, due 03/15/20	1,589	0.0
5,923	9.500%, due 07/15/21	6,039	0.0
		25,331	0.0

	Total U.S. Government
	Agency Obligations
	(Cost $4,466,492)	4,591,389	2.2

	Total Long-Term
	Investments
	(Cost $210,356,699)	211,067,513	99.2

SHORT-TERM INVESTMENTS: 23.3%
	Securities Lending Collateralcc(1): 21.6%
10,925,214	Cantor Fitzgerald,
	Repurchase Agreement
	dated 12/30/11, 0.12%,
	due 01/03/12
	(Repurchase Amount
	$10,925,358,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 1.437%-
	6.014%, Market Value
	plus accrued interest
	$11,143,718, due
	06/01/17-09/01/44)	$10,925,214	5.1
10,925,214	Citigroup, Inc.,
	Repurchase Agreement
	dated 12/30/11, 0.08%,
	due 01/03/12
	(Repurchase Amount
	$10,925,310,
	collateralized by
	various U.S.
	Government/ U.S.
	Government Agency
	Obligations, 0.000%-
	5.500%, Market Value
	plus accrued interest
	$11,143,719, due
	01/19/12-12/20/41)	10,925,214	5.1
9,179,739	Deutsche Bank AG,
	Repurchase Agreement
	dated 12/30/11, 0.10%,
	due 01/03/12
	(Repurchase Amount
	$9,179,840,
	collateralized by
	various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.500%, Market Value
	plus accrued interest
	$9,363,335, due
	06/28/12-11/01/41)	9,179,739	4.3
10,925,214	Goldman Sachs & Co.,
	Repurchase Agreement
	dated 12/30/11, 0.10%,
	due 01/03/12
	(Repurchase Amount
	$10,925,334,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 2.163%-
	6.500%, Market Value
	plus accrued interest
	$11,143,718, due
	04/01/20-12/01/48)	10,925,214	5.2
4,045,522	Merrill Lynch & Co.,
	Inc., Repurchase
	Agreement dated
	12/30/11, 0.02%, due
	01/03/12 (Repurchase
	Amount $4,045,531,
	collateralized by various
	U.S. Government
	Securities, 1.875%-
	4.000%, Market Value
	plus accrued interest
	$4,126,438, due
	02/15/15-06/30/15)	$4,045,522	1.9
		46,000,903	21.6

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 1.7%
3,603,000	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $3,603,000)	3,603,000	1.7

	Total Short-Term
	Investments
	(Cost $49,603,903)	49,603,903	23.3

	Total Investments in
	Securities
	(Cost $259,960,602)	$260,671,416	122.5
	Liabilities in Excess of
	Other Assets	(47,950,349)	(22.5)
	Net Assets	$212,721,067	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##
On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $259,961,003.

Cost for federal income tax purposes is $259,961,003.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,626,823
Gross Unrealized Depreciation	(916,410)

Net Unrealized Appreciation	$710,413

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$114,083,571	$—	$114,083,571
Collateralized Mortgage Obligations	—	7,927,426	—	7,927,426
Short-Term Investments	3,603,000	46,000,903	—	49,603,903
U.S. Treasury Obligations	—	72,847,222	—	72,847,222
U.S. Government Agency Obligations	—	4,591,389	—	4,591,389
Asset-Backed Securities	—	10,840,408	777,497	11,617,905
Total Investments, at value	$3,603,000	$256,290,919	$777,497	$260,671,416
Other Financial Instruments+
Futures	45,403	—	—	45,403
Total Assets	$3,648,403	$256,290,919	$777,497	$260,716,819
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(1,190,312)	$—	$(1,190,312)
Futures	(131,744)	—	—	(131,744)
Total Liabilities	$(131,744)	$(1,190,312)	$—	$(1,322,056)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011

Asset Table
Investments, at value
Assets Backed Securities	$1,923,792	$1,875,427	$(1,113,830)	$2,763	$14,538	$(1,402)	$—	$(1,923,791)	$777,497
Short-Term Investments	678,421	—	(678,421)	—	(169,606)	169,606	—	—	—
Total Investments, at value	$2,602,213	$1,875,427	$(1,792,251)	$2,763	$(155,068)	$168,204	$—	$(1,923,791)	$777,497

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(1,402)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING Limited Maturity Bond Portfolio Open Futures Contracts on December 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	132	03/30/12	$29,112,188	$5,608
U.S. Treasury 5-Year Note	32	03/30/12	3,944,250	20,717
U.S. Treasury Ultra Long Bond	25	03/21/12	4,004,688	19,078
			$37,061,126	$45,403
Short Contracts
U.S. Treasury 10-Year Note	86	03/21/12	11,276,750	(108,973)
U.S. Treasury Long Bond	21	03/21/12	3,041,063	(22,771)
			$14,317,813	$(131,744)

ING Limited Maturity Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional	Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-
BBA and pay a fixed rate equal to 3.478%
Counterparty: Citigroup, Inc.	05/11/20	USD	9,233,000	$(1,190,312)	$—	$(1,190,312)
				$(1,190,312)	$—	$(1,190,312)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2011 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Asset and Liabilities		Fair Value
Asset Derivative

Interest rate contract	Net assets-Unrealized appreciation*	$
Total Asset Derivatives			45,403
			$45,403

Liability Derivatives

Interest rate contracts	Unrealized depreciation on swap agreements		$1,190,312
Interest rate contracts	Net Assets-Unrealized depreciation*		131,744
Total Liability Derivatives			$1,322,056

* Includes cumulative appreciation/depreciation of furtures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Swaps	Total

Credit contract	$—	$14,250	$14,250
Interest rate contracts	(1,520,332)	(293,805)	(1,814,137)
Total	$(1,520,332)	$(279,555)	$(1,799,887)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in income

Derivatives not accounted for as hedging instruments	Futures	Swaps	Total

Credit contracts	$—	$(19,314)	$(19,314)
Interest rate contracts	(549,249)	(1,029,450)	(1,578,699)
Total	$(549,249)	(1,048,764)	$(1,598,013)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LIQUID ASSETS PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
Principal				of Net
Amount†			Value	Assets
Asset Backed Commercial Paper: 32.2%
35,250,000		CAFCO LLC,
		0.320%,due 01/05/12	35,248,747	2.5
16,285,000		CAFCO LLC,
		0.350%,due 01/23/12	16,281,520	1.2
4,000,000		Ciesco LLC,
		0.100%,due 01/23/12	3,999,755	0.3
18,000,000		Ciesco LLC,
		0.320%,due 01/05/12	17,999,360	1.3
5,000,000		Ciesco LLC,
		0.350%,due 01/26/12	4,998,785	0.4
20,100,000		Ciesco LLC,
		0.350%,due 01/06/12	20,099,051	1.4
11,750,000		Ciesco LLC,
		0.400%,due 02/27/12	11,742,558	0.8
32,000,000		Concord Minutemen
		Capital Co.,
		0.390%,due 02/13/12	31,976,902	2.3
23,750,000		Concord Minutemen
		Capital Co.,
		0.400%,due 01/05/12	23,748,983	1.7
3,000,000		Concord Minutemen
		Capital Co.,
		0.793%,due 06/01/12	2,989,993	0.2
25,400,000		Crown Point Capital
		Co., 0.390%,due
		02/13/12	25,381,797	1.8
28,750,000		Crown Point Capital
		Co., 0.400%,due
		01/05/12	28,748,816	2.0
4,600,000		Crown Point Capital
		Co., 0.793%,due
		06/22/12	4,582,537	0.3
1,720,000		Jupiter Securitization
		Company LLC,
		0.140%,due 02/22/12	1,719,666	0.1
21,300,000		Jupiter Securitization
		Company LLC,
		0.218%,due 01/05/12	21,299,484	1.5
24,500,000		Jupiter Securitization
		Company LLC,
		0.220%,due 01/18/12	24,497,455	1.7
7,500,000		Jupiter Securitization
		Company LLC,
		0.220%,due 01/20/12	7,499,129	0.5
1,750,000		Jupiter Securitization
		Company LLC,
		0.220%,due 02/27/12	1,749,390	0.1
12,750,000		Old Line Funding LLC,
		0.210%,due 01/04/12	12,749,777	0.9
11,500,000		Old Line Funding LLC,
		0.240%,due 01/03/12	11,499,847	0.8
29,500,000		Old Line Funding LLC,
		0.300%,due 05/18/12	29,466,075	2.1
700,000		Thunder Bay Funding
		LLC, 0.080%,due
		01/09/12	699,988	0.1
1,600,000		Thunder Bay Funding
		LLC, 0.120%,due
		02/06/12	1,599,808	0.1
4,304,000		Thunder Bay Funding
		LLC, 0.210%,due
		01/11/12	4,303,749	0.3
26,250,000		Thunder Bay Funding
		LLC, 0.212%,due
		01/03/12	26,249,690	1.9
2,228,000		Thunder Bay Funding
		LLC, 0.220%,due
		01/04/12	2,227,959	0.2
22,000,000		Thunder Bay Funding
		LLC, 0.401%,due
		04/02/12	21,977,511	1.6
10,500,000		Variable Funding
		Capital, 0.200%,due
		01/04/12	10,499,825	0.7
21,250,000		Variable Funding
		Capital, 0.203%,due
		01/03/12	21,249,761	1.5
23,250,000		Variable Funding
		Capital, 0.220%,due
		02/03/12	23,245,311	1.6
4,750,000		Variable Funding
		Capital, 0.220%,due
		02/10/12	4,748,839	0.3
		Total Asset Backed
		Commercial Paper
		(Cost $455,082,068)	455,082,068	32.2

Certificate of Deposit: 2.1%
12,500,000		Credit Suisse New
		York, 0.385%,due
		01/08/12	12,500,000	0.9
11,250,000		Deutsche Bank NY,
		0.729%,due 02/21/12	11,250,000	0.8
4,723,000		Rabobank Nederland
		NV NY, 0.380%,due
		02/02/12	4,723,419	0.3
1,250,000		Toronto Dominion Bank
		NY, 0.150%,due
		01/03/12	1,250,000	0.1
		Total Certificate of
		Deposit
		(Cost $29,723,419)	29,723,419	2.1

Corporate Bonds/Notes: 5.6%
18,000,000	#	American Honda
		Finance, 0.441%,due
		01/11/12	18,001,554	1.3
9,500,000		Royal Bank of Canada
		NY, 0.460%,due
		03/30/12	9,520,406	0.7
25,000,000		Toyota Motor Credit
		Corp., 0.809%,due
		04/11/12	25,000,000	1.7
26,500,000		Westpac Banking Corp,
		0.250%,due 03/27/12	26,500,000	1.9
		Total Corporate
		Bonds/Notes
		(Cost $79,021,960)	79,021,960	5.6

Financial Company Commercial Paper: 20.5%
10,000,000		American Honda
		Finance, 0.180%,due
		01/18/12	9,999,150	0.7
11,500,000		American Honda
		Finance, 0.200%,due
		01/04/12	11,499,808	0.8
15,500,000		ANZ National Int'l Ltd.,
		0.500%,due 07/13/12	15,458,236	1.1
15,700,000		ASB Finance Ltd.
		London, 0.370%,due
		01/20/12	15,697,170	1.1
700,000		Australia and New
		Zealand Banking
		Group, 0.100%,due
		01/05/12	699,992	0.0
19,250,000		Australia and New
		Zealand Banking
		Group, 0.541%,due
		06/29/12	19,198,025	1.4
14,000,000		Australia and New
		Zealand Banking
		Group, 0.572%,due
		07/17/12	13,956,110	1.0
24,500,000		Barclays US Funding
		LLC, 0.070%,due
		01/04/12	24,499,857	1.7
5,750,000		Commonwealth Bank of
		Australia, 0.280%,due
		01/04/12	5,749,866	0.4
15,000,000	#	Commonwealth Bank of
		Australia, 0.313%,due
		11/18/11	14,993,680	1.1
12,250,000		Deutsche Bank
		Financial LLC,
		0.250%,due 01/04/12	12,249,745	0.9
21,250,000		General Electric Capital
		Corp., 0.170%,due
		01/03/12	21,249,799	1.5
25,000,000		HSBC USA, Inc.,
		0.150%,due 01/03/12	24,999,792	1.8
36,000,000		Standard Chartered
		Bank, 0.351%,due
		01/03/12	35,999,299	2.5
47,500,000		Toronto Dominion
		Holdings USA,
		0.980%,due 01/03/12	47,499,741	3.4
12,500,000		Westpac Securities NZ
		Ltd., 0.100%,due
		01/17/12	12,499,444	0.9
2,500,000		Westpac Securities NZ
		Ltd., 0.380%,due
		03/16/12	2,498,021	0.2
		Total Financial
		Company Commercial
		Paper
		(Cost $288,747,735)	288,747,735	20.5

		Government Agency Debt: 5.0%
17,000,000		Fannie Mae Discount
		Notes, 0.010%,due
		02/13/12	16,999,797	1.2
10,000,000		Farmer Mac Discount
		Note, 0.020%,due
		01/05/12	9,999,978	0.7
12,500,000		Farmer Mac Discount
		Note, 0.030%,due
		01/04/12	12,499,969	0.9
1,500,000		Federal Home Loan
		Bank Discount Notes,
		0.005%,due 02/08/12	1,499,992	0.1
2,153,000		Federal Home Loan
		Bank Discount Notes,
		0.010%,due 02/01/12	2,152,981	0.1
1,000,000		Freddie Mac Discount
		Notes, 0.010%,due
		02/08/12	999,989	0.1
1,550,000		Freddie Mac Discount
		Notes, 0.010%,due
		02/13/12	1,549,982	0.1
2,200,000		Freddie Mac Discount
		Notes, 0.100%,due
		02/14/12	2,199,973	0.1
12,200,000		Freddie Mac Discount
		Notes, 0.150%,due
		02/17/12	12,199,761	0.9
9,750,000		Freddie Mac Discount
		Notes, 0.300%,due
		01/23/12	9,749,982	0.7
1,165,000		Freddie Mac Discount
		Notes, 0.500%,due
		02/15/12	1,164,993	0.1
		Total Government
		Agency Debt
		(Cost $71,017,397)	71,017,397	5.0

		Government Agency Repurchase Agreement: 2.4%
32,949,000		Deutsche Bank AG
		Repurchase Agreement
		dated 12/30/11,
		0.050%, due 01/03/12,
		$32,949,183 to be
		received upon
		repurchase
		(Collateralized by
		$33,038,000, Federal
		Farm Credit Bank
		Funding Corporation,
		1.125%, Market Value
		plus accrued interest
		$33,608,029,due
		02/27/14	32,949,000	2.4
		Total Government
		Agency Repurchase
		Agreement
		(Cost $32,949,000)	32,949,000	2.4

Other Commercial Paper: 5.0%
22,000,000		BHP Billiton Finance
		USA Ltd., 0.160%,due
		01/03/12	21,999,805	1.6
29,000,000		Pepsico, Inc.,
		0.030%,due 01/26/12	28,999,396	2.0
20,000,000		Pepsico, Inc.,
		0.070%,due 01/04/12	19,999,883	1.4
		Total Other Commercial
		Paper
		(Cost $70,999,084)	70,999,084	5.0

Other Instrument: 4.5%
64,000,000		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class,
		0.090%,due 01/03/12	64,000,000	4.5
		Total Other Instrument
		(Cost $64,000,000)	64,000,000	4.5

Other Note: 11.8%
9,750,000	#	American Honda
		Finance, 0.729%,due
		02/20/12	9,750,000	0.7
24,750,000		Bank of America,
		0.270%,due 01/05/12	24,750,110	1.7
5,700,000		BB&T Corp.,
		4.000%,due 07/27/12	5,800,035	0.4
16,532,000	L	General Electric Capital
		Corp., 4.000%,due
		08/13/12	16,821,133	1.2
9,430,000		General Electric Capital
		Corp., 5.000%,due
		10/19/12	9,756,105	0.7
15,250,000	L	JPMorgan Chase &
		Co., 5.000%,due
		01/15/12	15,274,105	1.1
121,000		JPMorgan Chase Bank,
		0.200%,due 01/04/12	120,998	0.0
111,000		JPMorgan Chase Bank,
		0.230%,due 03/14/12	110,948	0.0
17,750,000	#	Rabobank Nederland,
		0.601%,due 02/16/12	17,757,356	1.3
4,210,000		Rabobank Nederland,
		5.000%,due 01/25/12	4,222,413	0.3
24,000,000	#	Royal Bank of Canada,
		0.190%,due 03/30/12	24,000,000	1.7
21,000,000	#	Svenska
		Handelsbanken AB,
		0.611%,due 03/08/12	21,000,000	1.5
3,500,000		Total Capital SA,
		5.000%,due 05/22/12	3,561,045	0.2
1,750,000		Wachovia Corp.,
		0.383%,due 10/23/11	1,749,620	0.1
11,875,000		Wal-Mart Stores, Inc.,
		0.420%,due 06/01/12	12,118,740	0.9
		Total Other Note
		(Cost $166,792,608)	166,792,608	11.8

Securities Lending Collateralcc(1): 0.1%
242,362		Cantor Fitzgerald,
		Repurchase Agreement
		dated 12/31/11, 0.12%,
		due 01/03/12 (Principal
		Amount $242,362,
		collateralized by various
		U.S. Government
		Agency Obligations,
		1.437%-6.014%,
		Market Value plus
		accrued interest
		$247,209, due
		06/01/17-09/01/44)	242,362	0.0
1,000,000		Citigroup, Inc.,
		Repurchase Agreement
		dated 12/31/11, 0.08%,
		due 01/03/12 (Principal
		Amount $1,000,000,
		collateralized by various
		U.S. Government and
		U.S. Government
		Agency Obligations,
		0.000%-5.500%,
		Market Value plus
		accrued interest
		$1,020,000, due
		01/19/12-12/20/41)	1,000,000	0.1
		Total Securities
		Lending Collateral
		(Cost $1,242,362)	1,242,362	0.1

Treasury Debt: 11.0%
49,250,000		Treasury Bill,
		3.300%,due 06/21/12	49,242,353	3.5
15,750,000		Treasury Bill,
		4.300%,due 06/14/12	15,746,869	1.1
48,500,000		Treasury Bill,
		4.800%,due 06/07/12	48,489,843	3.4
42,000,000		Treasury Bill,
		5.500%,due 06/28/12	41,988,514	3.0
		Total Treasury Debt
		(Cost $155,467,579)	155,467,579	11.0

		Total Investments in
		Securities
		(Cost $1,415,043,212)*	$1,415,043,212	100.2
		Liabilities in Excess
		of Other Assets	(2,532,457)	(0.2)
		Net Assets	$1,412,510,755	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $1,415,043,212.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—

Net Unrealized depreciation	$—

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MARSICO GROWTH PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 37.1%
8,528	@	Autozone, Inc.	2,771,344	0.5
618,801		British Sky
		Broadcasting PLC	7,040,233	1.1
2,448,340		Cie Financiere
		Richemont SA ADR	12,290,667	1.9
186,092		Coach, Inc.	11,359,056	1.8
28,264	@	Deckers Outdoor Corp.	2,135,910	0.3
30,836	@	Dollar Tree, Inc.	2,562,780	0.4
244,476		Home Depot, Inc.	10,277,771	1.6
2,270,000		Li & Fung Ltd.	4,182,750	0.7
27,516	@	Lululemon Athletica,
		Inc.	1,283,897	0.2
202,971		McDonald's Corp.	20,364,080	3.2
217,512		Nike, Inc.	20,961,631	3.3
113,905	@	O'Reilly Automotive,
		Inc.	9,106,705	1.4
40,367	@	Priceline.com, Inc.	18,880,050	3.0
34,662		Sotheby's	988,907	0.2
523,221		Starbucks Corp.	24,073,398	3.8
48,835		Tiffany & Co.	3,235,807	0.5
513,499		Time Warner, Inc.	18,557,854	2.9
449,660		TJX Cos., Inc.	29,025,553	4.6
150,187		Wynn Resorts Ltd.	16,594,162	2.6
336,700		Yum! Brands, Inc.	19,868,667	3.1
			235,561,222	37.1

		Consumer Staples: 5.3%
154,315		Estee Lauder Cos.,
		Inc.	17,332,661	2.7
241,522		Mead Johnson
		Nutrition Co.	16,599,807	2.6
			33,932,468	5.3

		Energy: 7.9%
39,833	@,L	Continental
		Resources, Inc.	2,657,259	0.4
493,242		Halliburton Co.	17,021,781	2.7
181,142		National Oilwell Varco,
		Inc.	12,315,845	2.0
190,184		Occidental Petroleum
		Corp.	17,820,241	2.8
			49,815,126	7.9

		Financials: 2.9%
452,854		US Bancorp.	12,249,701	1.9
229,118		Wells Fargo & Co.	6,314,492	1.0
			18,564,193	2.9

		Health Care: 5.5%
101,994		Allergan, Inc.	8,948,953	1.4
146,753	@	Biogen Idec, Inc.	16,150,168	2.5
282,036		Bristol-Myers Squibb
		Co.	9,938,949	1.6
			35,038,070	5.5

		Industrials: 12.3%
98,772		Cummins, Inc.	8,693,911	1.4
244,544		Danaher Corp.	11,503,350	1.8
227,925		Eaton Corp.	9,921,575	1.6
10,791,000		Hutchison Port
		Holdings Trust	6,690,420	1.0
93,444		Precision Castparts
		Corp.	15,398,637	2.4
93,268		Rockwell Automation,
		Inc.	6,843,073	1.1
177,655		Union Pacific Corp.	18,820,771	3.0
			77,871,737	12.3

		Information Technology: 18.5%
262,606		Accenture PLC	13,978,517	2.2
60,725	@	Apple, Inc.	24,593,625	3.9
158,483	@	Baidu.com ADR	18,458,515	2.9
119,593	@	Check Point Software
		Technologies	6,283,416	1.0
14,895	@	Cognizant Technology
		Solutions Corp.	957,898	0.1
27,288	@	Google, Inc. - Class A	17,625,319	2.8
210,102		Qualcomm, Inc.	11,492,579	1.8
215,306		Visa, Inc.	21,860,018	3.4
157,764	@,L	Youku.com, Inc. ADR	2,472,162	0.4
			117,722,049	18.5

		Materials: 8.1%
251,509		Dow Chemical Co.	7,233,399	1.1
241,193		Monsanto Co.	16,900,394	2.7
75,023		PPG Industries, Inc.	6,263,670	1.0
198,255		Praxair, Inc.	21,193,459	3.3
			51,590,922	8.1
		Total Common Stock
		(Cost $527,376,305)	620,095,787	97.6

PREFERRED STOCK: 0.6%
		Financials: 0.6%
131,480	P	Wells Fargo & Co.	3,737,977	0.6

		Total Preferred Stock
		(Cost $2,516,648)	3,737,977	0.6

		Total Long-Term
		Investments
		(Cost $529,892,953)	623,833,764	98.2

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 4.5%
		Securities Lending Collateralcc(1): 0.7%
1,079,570		Cantor Fitzgerald,
		Repurchase
		Agreement dated
		12/30/11, 0.12%, due
		01/03/12 (Repurchase
		Amount $1,079,584,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 1.437%-
		6.014%, Market Value
		plus accrued interest
		$1,101,161, due
		06/01/17-09/01/44)	1,079,570	0.2
1,079,570		Citigroup, Inc.,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $1,079,579,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		5.500%, Market Value
		plus accrued interest
		$1,101,162, due
		01/19/12-12/20/41)	1,079,570	0.2
1,079,570		Deutsche Bank AG,
		Repurchase
		Agreement dated
		12/30/11, 0.10%, due
		01/03/12 (Repurchase
		Amount $1,079,582,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		6.500%, Market Value
		plus accrued interest
		$1,101,162, due
		06/28/12-11/01/41)	1,079,570	0.1
1,079,570		Goldman Sachs & Co.,
		Repurchase
		Agreement dated
		12/30/11, 0.10%, due
		01/03/12 (Repurchase
		Amount $1,079,582,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 2.163%-
		6.500%, Market Value
		plus accrued interest
		$1,101,161, due
		04/01/20-12/01/48)	1,079,570	0.2
227,277		Mizuho Securities USA
		Inc., Repurchase
		Agreement dated
		12/30/11, 0.10%, due
		01/03/12 (Repurchase
		Amount $227,279,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 0.000%-
		11.000%, Market
		Value plus accrued
		interest $231,823, due
		08/01/13-10/01/47)	227,277	0.0
			4,545,557	0.7

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds: 3.8%
23,792,526		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $23,792,526)	23,792,526	3.8

		Total Short-Term
		Investments
		(Cost $28,338,083)	28,338,083	4.5

		Total Investments in
		Securities
		(Cost $558,231,036)	$652,171,847	102.7
		Liabilities in Excess of
		Other Assets	(17,339,380)	(2.7)
		Net Assets	$634,832,467	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $559,551,834.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$115,860,571
Gross Unrealized Depreciation	(23,240,558)

Net Unrealized Appreciation	$92,620,013

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$224,338,239	$11,222,983	$—	$235,561,222
Consumer Staples	33,932,468	—	—	33,932,468
Energy	49,815,126	—	—	49,815,126
Financials	18,564,193	—	—	18,564,193
Health Care	35,038,070	—	—	35,038,070
Industrials	77,871,737	—	—	77,871,737
Information Technology	117,722,049	—	—	117,722,049
Materials	51,590,922	—	—	51,590,922
Total Common Stock	608,872,804	11,222,983	—	620,095,787
Preferred Stock	3,737,977	—	—	3,737,977
Short-Term Investments	23,792,526	4,545,557	—	28,338,083
Total Investments, at value	$636,403,307	$15,768,540	$—	$652,171,847

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$1,922,088	$—	$(1,922,088)	$—	$(480,522)	$480,522	$—	$—	$—
Total Investments, at value	$1,922,088	$—	$(1,922,088)	$—	$(480,522)	$480,522	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on level 3 securities still held at period end and included in the change in net assets was $ 0.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS TOTAL RETURN PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 60.1%
		Consumer Discretionary: 5.8%
38,050		Advance Auto Parts,
		Inc.	2,649,422	0.3
219,770		Comcast Corp. –
		Special Class A	5,177,781	0.6
47,590	@	General Motors Co.	964,649	0.1
129,110		Hasbro, Inc.	4,117,318	0.5
134,240		Johnson Controls, Inc.	4,196,342	0.5
73,920		Kohl’s Corp.	3,647,952	0.4
13,210		McDonald’s Corp.	1,325,359	0.1
118,330		Omnicom Group	5,275,152	0.6
175,910		Staples, Inc.	2,443,390	0.3
141,010		Target Corp.	7,222,532	0.8
151,110		Viacom - Class B	6,861,905	0.8
196,710		Walt Disney Co.	7,376,625	0.8
			51,258,427	5.8

		Consumer Staples: 7.9%
70,667		Altria Group, Inc.	2,095,277	0.2
122,698		CVS Caremark Corp.	5,003,624	0.6
334,124		Diageo PLC	7,300,585	0.8
111,200		General Mills, Inc.	4,493,592	0.5
31,879		Groupe Danone	2,000,481	0.2
3,498		JM Smucker Co.	273,439	0.0
27,033		Kellogg Co.	1,367,059	0.2
61,660		Kroger Co.	1,493,405	0.2
134,331		Nestle S.A.	7,713,759	0.9
108,340		PepsiCo, Inc.	7,188,359	0.8
245,530		Philip Morris
		International, Inc.	19,269,194	2.2
85,274		Procter & Gamble Co.	5,688,629	0.7
26,592		Reckitt Benckiser PLC	1,311,508	0.2
26,060		Reynolds American,
		Inc.	1,079,405	0.1
75,220		Walgreen Co.	2,486,773	0.3
			68,765,089	7.9

		Energy: 7.3%
27,400		Anadarko Petroleum
		Corp.	2,091,442	0.2
101,220		Apache Corp.	9,168,507	1.0
103,737		Chevron Corp.	11,037,617	1.3
14,990		EOG Resources, Inc.	1,476,665	0.2
31,740		EQT Corp.	1,739,035	0.2
191,844		ExxonMobil Corp.	16,260,697	1.9
51,430		Hess Corp.	2,921,224	0.3
27,470	L	Kinder Morgan,
		Inc./Delaware	883,710	0.1
33,700		Noble Energy, Inc.	3,180,943	0.4
87,090		Occidental Petroleum
		Corp.	8,160,333	0.9
17,190		Schlumberger Ltd.	1,174,249	0.1
74,630		Transocean Ltd.	2,865,046	0.3
94,042		Williams Cos., Inc.	3,105,267	0.4
			64,064,735	7.3

		Financials: 11.6%
94,690		ACE Ltd.	6,639,663	0.8
107,390		AON Corp.	5,025,852	0.6
692,230		Bank of America Corp.	3,848,799	0.4
406,086		Bank of New York
		Mellon Corp.	8,085,172	0.9
26,715		Blackrock, Inc.	4,761,682	0.6
30,840		Chubb Corp.	2,134,745	0.2
32,895		Franklin Resources,
		Inc.	3,159,894	0.4
96,190		Goldman Sachs Group,
		Inc.	8,698,462	1.0
489,310		JPMorgan Chase & Co.	16,269,557	1.9
262,190		Metlife, Inc.	8,175,084	0.9
35,080		Moody’s Corp.	1,181,494	0.1
61,840		PNC Financial Services
		Group, Inc.	3,566,313	0.4
141,020		Prudential Financial,
		Inc.	7,067,922	0.8
125,350		State Street Corp.	5,052,859	0.6
32,730		SunTrust Bank	579,321	0.1
72,870		TCF Financial Corp.	752,018	0.1
106,170		Travelers Cos., Inc.	6,282,079	0.7
331,290		Wells Fargo & Co.	9,130,352	1.0
64,750		Zions Bancorp.	1,054,130	0.1
			101,465,398	11.6

		Health Care: 7.2%
169,600		Abbott Laboratories	9,536,608	1.1
31,340		Aetna, Inc.	1,322,234	0.1
40,830		AmerisourceBergen
		Corp.	1,518,468	0.2
18,384		Bayer AG	1,174,062	0.1
55,430		Becton Dickinson & Co.	4,141,729	0.5
49,970		Covidien PLC	2,249,150	0.3
196,070		Johnson & Johnson	12,858,271	1.5
148,240		Medtronic, Inc.	5,670,180	0.6
46,580		Merck & Co., Inc.	1,756,066	0.2
532,308		Pfizer, Inc.	11,519,145	1.3
27,630		Quest Diagnostics	1,604,198	0.2
8,759		Roche Holding AG -
		Genusschein	1,481,308	0.2
100,300		St. Jude Medical, Inc.	3,440,290	0.4
102,800	@	Thermo Fisher
		Scientific, Inc.	4,622,916	0.5
			62,894,625	7.2

		Industrials: 8.6%
97,970		3M Co.	8,007,088	0.9
20,160		Canadian National
		Railway Co.	1,583,770	0.2
191,400		Danaher Corp.	9,003,456	1.0
20,000		The Dun & Bradstreet
		Corp.	1,496,600	0.2
74,650		Eaton Corp.	3,249,514	0.4
41,800		Fluor Corp.	2,100,450	0.2
130,440		Honeywell International,
		Inc.	7,089,414	0.8
9,046	@	Huntington Ingalls
		Industries, Inc.	282,959	0.0
187,660		Lockheed Martin Corp.	15,181,694	1.7
54,160		Northrop Grumman
		Corp.	3,167,277	0.4
9,740		Precision Castparts
		Corp.	1,605,054	0.2
52,888		Stanley Black & Decker,
		Inc.	3,575,229	0.4
82,310		Tyco International Ltd.	3,844,700	0.4
10,350		Union Pacific Corp.	1,096,479	0.1
29,300		United Parcel Service,
		Inc. - Class B	2,144,467	0.3
161,740		United Technologies
		Corp.	11,821,577	1.4
			75,249,728	8.6

		Information Technology: 5.3%
99,180		Accenture PLC	5,279,352	0.6
49,661		ASML Holding NV	2,075,333	0.2
31,000	@	Check Point Software
		Technologies	1,628,740	0.2
227,800		Cisco Systems, Inc.	4,118,624	0.5
13,630	@	Fiserv, Inc.	800,626	0.1
72,429		Hewlett-Packard Co.	1,865,771	0.2
46,720		International Business
		Machines Corp.	8,590,874	1.0
106,902		Intel Corp.	2,592,374	0.3
4,430		Mastercard, Inc.	1,651,593	0.2
40,980	L	Microchip Technology,
		Inc.	1,501,097	0.2
52,540		Microsoft Corp.	1,363,938	0.1
367,868		Oracle Corp.	9,435,814	1.1
29,340		Visa, Inc.	2,978,890	0.3
122,750		Western Union Co.	2,241,415	0.3
			46,124,441	5.3

		Materials: 2.3%
65,430		Air Products &
		Chemicals, Inc.	5,573,982	0.6
9,090		Airgas, Inc.	709,747	0.1
50,790		Celanese Corp.	2,248,473	0.3
14,360		Cliffs Natural
		Resources, Inc.	895,346	0.1
46,180		EI Du Pont de Nemours
		& Co.	2,114,121	0.2
73,690		PPG Industries, Inc.	6,152,378	0.7
24,730		Sherwin-Williams Co.	2,207,647	0.3
			19,901,694	2.3

		Telecommunications: 2.3%
381,146		AT&T, Inc.	11,525,855	1.3
40,308		CenturyTel, Inc.	1,499,458	0.2
2,598,855		Vodafone Group PLC	7,245,830	0.8
			20,271,143	2.3

		Utilities: 1.8%
54,090		American Electric
		Power Co., Inc.	2,234,458	0.3
31,180		Exelon Corp.	1,352,277	0.2
66,770	@	NRG Energy, Inc.	1,209,872	0.1
85,660		Pacific Gas & Electric
		Co.	3,530,905	0.4
122,550		PPL Corp.	3,605,421	0.4
111,710		Public Service
		Enterprise Group, Inc.	3,687,547	0.4
			15,620,480	1.8

	Total Common Stock
	(Cost $455,537,763)		525,615,760	60.1

PREFERRED STOCK: 0.2%
		Consumer Discretionary: 0.1%
31,600		General Motors Co.	1,082,300	0.1

		Utilities: 0.1%
9,570		PPL Corp.	531,135	0.1

	Total Preferred Stock
	(Cost $2,058,500)		1,613,435	0.2

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 9.7%
		Consumer Discretionary: 1.3%
870,000		Anheuser-Busch InBev
		Worldwide, Inc.,
		8.000%, 11/15/39	1,350,387	0.2
1,028,000		COX Communications,
		Inc., 4.625%, 06/01/13	1,084,173	0.1
1,080,000		DirecTV Holdings, LLC,
		4.600%, 02/15/21	1,124,600	0.1
1,329,000		Hearst-Argyle
		Television, Inc.,
		7.500%, 11/15/27	956,007	0.1
235,000		Home Depot, Inc.,
		5.950%, 04/01/41	303,763	0.0
339,000		Limited Brands, Inc.,
		5.250%, 11/01/14	354,255	0.0
819,000		News America
		Holdings, 8.500%,
		02/23/25	1,007,159	0.1
1,029,000		Time Warner
		Entertainment Co. LP,
		8.375%, 07/15/33	1,350,569	0.2
1,779,000		Wal-Mart Stores, Inc.,
		5.250%, 09/01/35	2,131,704	0.3
840,000	#	WEA Finance LLC,
		4.625%, 05/10/21	825,692	0.1
942,000		Wyndham Worldwide
		Corp., 6.000%,
		12/01/16	1,017,152	0.1
			11,505,461	1.3

		Consumer Staples: 0.3%
952,000		CVS Caremark Corp.,
		6.125%, 08/15/16	1,110,148	0.1
1,119,000	#	SABMiller PLC,
		5.500%, 08/15/13	1,193,466	0.2
			2,303,614	0.3

		Energy: 1.2%
1,140,000		Anadarko Petroleum
		Corp., 6.450%,
		09/15/36	1,301,755	0.2
707,000		BP Capital Markets
		PLC, 4.742%, 03/11/21	801,998	0.1
261,000		BP Capital Markets
		PLC, 4.500%, 10/01/20	287,877	0.0
248,000	#	Corp. Nacional del
		Cobre de Chile -
		CODELCO, 3.750%,
		11/04/20	253,001	0.0
768,000		Enterprise Products
		Operating L.P., 6.500%,
		01/31/19	895,360	0.1
250,000		Hess Corp., 8.125%,
		02/15/19	321,279	0.0
659,000		Husky Energy, Inc.,
		5.900%, 06/15/14	716,741	0.1
676,000		Husky Energy, Inc.,
		7.250%, 12/15/19	828,267	0.1
15,000		Kinder Morgan Energy
		Partners LP, 7.400%,
		03/15/31	17,947	0.0
420,000		Kinder Morgan Energy
		Partners LP, 7.750%,
		03/15/32	521,169	0.1
233,000		Petrobras International
		Finance Co. - Pifco,
		6.750%, 01/27/41	268,437	0.0
1,403,000		Petro-Canada, 6.050%,
		05/15/18	1,653,350	0.2
646,000		Petroleos Mexicanos,
		8.000%, 05/03/19	809,115	0.1
717,615	#	Ras Laffan Liquefied
		Natural Gas Co., Ltd. II,
		5.832%, 09/30/16	769,642	0.1
778,000		Spectra Energy Capital,
		LLC, 8.000%, 10/01/19	980,228	0.1
			10,426,166	1.2

		Financials: 4.8%
1,710,000	#	ABN Amro Bank NV,
		2.198%, 01/30/14	1,668,818	0.2
456,000	#	Achmea
		Hypotheekbank NV,
		3.200%, 11/03/14	478,937	0.1
892,000		American Express Co.,
		5.500%, 09/12/16	984,387	0.1
800,000		Asian Development
		Bank, 2.750%, 05/21/14	840,942	0.1
521,000	#,L	Banco Bradesco
		S.A./Cayman Islands,
		6.750%, 09/29/19	573,100	0.1
617,000		Bank of America Corp.,
		5.490%, 03/15/19	532,406	0.1
420,000		Bank of America Corp.,
		7.375%, 05/15/14	435,763	0.0
590,000		Bank of America Corp.,
		7.625%, 06/01/19	610,875	0.1
558,000	#,L	BNP Paribas, 7.195%,
		12/31/49	394,785	0.0
365,000		Boston Properties, Inc.,
		5.000%, 06/01/15	395,658	0.0
1,268,000		Capital One Financial
		Corp., 6.150%,
		09/01/16	1,320,991	0.2
1,274,000		Chubb Corp., 6.375%,
		03/29/67	1,264,445	0.1
610,000	#	Commonwealth Bank of
		Australia, 5.000%,
		10/15/19	647,765	0.1
1,637,000		CommonWealth REIT,
		6.250%, 08/15/16	1,737,707	0.2
1,230,000		Credit Suisse New
		York, 5.500%, 05/01/14	1,279,323	0.1
320,000	#	Crown Castle Towers
		LLC, 4.883%, 08/15/20	327,512	0.0
605,000	#	Crown Castle Towers
		LLC, 6.113%, 01/15/20	668,380	0.1
965,000	#	Erac USA Finance Co.,
		7.000%, 10/15/37	1,162,786	0.1
421,000		General Electric Capital
		Corp., 5.450%,
		01/15/13	440,606	0.1
1,113,000		Goldman Sachs Group,
		Inc., 5.625%, 01/15/17	1,092,812	0.1
1,125,000	#	BPCE S.A., 12.500%,
		08/29/49	1,017,352	0.1
615,000		HCP, Inc., 5.375%,
		02/01/21	645,684	0.1
650,000		HSBC Bank USA NA,
		4.875%, 08/24/20	603,989	0.1
572,000		HSBC Holdings PLC,
		5.100%, 04/05/21	608,704	0.1
1,400,000	#	Irish Life & Permanent
		Group Holdings PLC,
		3.600%, 01/14/13	1,238,453	0.1
490,000		JPMorgan Chase
		Capital XXII, 6.450%,
		02/02/37	494,900	0.1
128,000		JPMorgan Chase Bank
		NA, 7.000%, 11/01/39	130,080	0.0
1,020,000		JPMorgan Chase &
		Co., 6.300%, 04/23/19	1,156,662	0.1
64,000		Kimco Realty Corp.,
		6.000%, 11/30/12	65,882	0.0
1,400,000		Kreditanstalt fuer
		Wiederaufbau, 4.875%,
		06/17/19	1,666,501	0.2
990,000		Merrill Lynch & Co.,
		Inc., 6.150%, 04/25/13	999,686	0.1
480,000	#	Metropolitan Life Global
		Funding I, 5.125%,
		04/10/13	501,628	0.1
470,000	#	Metropolitan Life Global
		Funding I, 5.125%,
		06/10/14	506,447	0.1
280,000		MetLife, Inc., 4.750%,
		02/08/21	303,352	0.0
1,320,000		Morgan Stanley,
		6.625%, 04/01/18	1,304,738	0.1
560,000	#	Nordea Bank AB,
		4.875%, 01/14/21	573,219	0.1
497,000	#,L	Nordea Bank AB,
		5.424%, 12/29/49	455,749	0.1
932,000		PNC Funding Corp.,
		5.625%, 02/01/17	1,016,183	0.1
370,000		Prudential Financial,
		Inc., 6.625%, 06/21/40	409,399	0.0
1,960,000	#	Royal Bank of Scotland
		PLC, 2.625%, 05/11/12	1,972,867	0.2
1,010,000		Royal Bank of Scotland
		PLC/The, 6.125%,
		01/11/21	997,756	0.1
400,000	#	Santander US Debt SA
		Unipersonal, 3.781%,
		10/07/15	362,873	0.0
1,228,000		Simon Property Group
		LP, 5.875%, 03/01/17	1,404,467	0.2
1,500,000	#	Svenska
		Handelsbanken AB,
		4.875%, 06/10/14	1,561,839	0.2
540,000		Toyota Motor Credit
		Corp., 3.200%,
		06/17/15	568,538	0.1
730,000		Toyota Motor Credit
		Corp., 3.400%,
		09/15/21	753,581	0.1
1,622,000		UBS Preferred Funding
		Trust V, 6.243%,
		05/29/49	1,388,838	0.2
1,280,000	#	Unicredit Luxembourg
		Finance S.A., 6.000%,
		10/31/17	964,594	0.1
687,000		Wachovia Corp.,
		5.250%, 08/01/14	725,153	0.1
314,000	#	WEA Finance, LLC /
		WT Finance Aust Pty
		Ltd., 6.750%, 09/02/19	350,643	0.0
150,000	#	ZFS Finance USA Trust
		IV, 5.875%, 05/09/32	142,500	0.0
430,000	#	ZFS Finance USA Trust
		V, 6.500%, 05/09/37	389,150	0.0
			42,139,405	4.8

		Health Care: 0.5%
980,000		CareFusion Corp.,
		6.375%, 08/01/19	1,158,656	0.1
832,000		Hospira, Inc., 6.050%,
		03/30/17	919,780	0.1
1,114,000	#	Roche Holdings, Inc.,
		6.000%, 03/01/19	1,355,590	0.2
1,060,000		Teva Pharmaceutical
		Finance IV BV, 3.650%,
		11/10/21	1,079,942	0.1
			4,513,968	0.5

		Industrials: 0.4%
873,000	#	Atlas Copco AB,
		5.600%, 05/22/17	989,298	0.1
772,000	#	BAE Systems Holdings,
		Inc., 5.200%, 08/15/15	830,885	0.1
140,000		Ecolab, Inc., 5.500%,
		12/08/41	155,426	0.0
1,283,000		Kennametal, Inc.,
		7.200%, 06/15/12	1,317,676	0.2
			3,293,285	0.4

		Materials: 0.2%
530,000		ArcelorMittal, 5.250%,
		08/05/20	481,919	0.1
510,000		ArcelorMittal, 9.850%,
		06/01/19	567,836	0.1
252,000		Vale Overseas Ltd.,
		4.625%, 09/15/20	261,761	0.0
198,000		Vale Overseas Ltd.,
		6.875%, 11/10/39	227,388	0.0
			1,538,904	0.2

		Telecommunication Services: 0.2%
1,230,000		Rogers
		Communications, Inc.,
		6.800%, 08/15/18	1,499,960	0.2

		Telecommunications: 0.1%
653,000		Telecom Italia Capital
		S.A., 5.250%, 11/15/13	627,621	0.1

		Utilities: 0.7%
1,911,278		Bruce Mansfield Unit,
		6.850%, 06/01/34	2,082,890	0.2
902,000	#	EDP Finance BV,
		6.000%, 02/02/18	759,485	0.1
858,000	#,L	Enel Finance
		International S.A.,
		6.250%, 09/15/17	820,030	0.1
377,000		Midamerican Funding,
		LLC, 6.927%, 03/01/29	469,893	0.0
1,319,000		Oncor Electric Delivery
		Co., 7.000%, 09/01/22	1,692,292	0.2
765,000		PSEG Power, LLC,
		5.320%, 09/15/16	854,337	0.1
			6,678,927	0.7

	Total Corporate
	Bonds/Notes
	(Cost $80,101,604)		84,527,311	9.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.7%
29,149	#	BlackRock Capital
		Finance LP, 7.750%,
		09/25/26	11,106	0.0
2,050,000		Citigroup Commercial
		Mortgage Trust,
		5.697%, 12/10/49	2,269,238	0.3
1,442,297		Credit Suisse Mortgage
		Capital Certificates,
		5.695%, 09/15/40	1,511,001	0.2
252,053	#	GG1C Funding Corp.,
		5.129%, 01/15/14	257,429	0.0
122,000		Greenwich Capital
		Commercial Funding
		Corp., 5.475%,
		03/10/39	115,040	0.0
1,180,000		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		4.780%, 07/15/42	1,224,707	0.1
1,452,000		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		4.948%, 09/12/37	1,514,159	0.2
1,660,000		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		5.216%, 05/15/41	1,778,760	0.2
518,215		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		5.817%, 06/15/49	552,896	0.1
1,442,297		Merrill
		Lynch/Countrywide
		Commercial Mortgage
		Trust, 5.743%, 06/12/50	1,531,509	0.2
3,836,525	#,^	Morgan Stanley Capital
		I, 0.984%, 11/15/30	103,427	0.0
347,463		RAAC Series, 4.971%,
		09/25/34	346,972	0.0
1,048,931	#	Spirit Master Funding,
		LLC, 5.050%, 07/20/23	967,324	0.1
2,400,000		Wachovia Bank
		Commercial Mortgage
		Trust, 5.899%, 02/15/51	2,608,818	0.3
483,579		W3A Funding Corp.,
		8.090%, 01/02/17	478,054	0.0

	Total Collateralized
	Mortgage Obligations
	(Cost $14,533,846)		15,270,440	1.7

MUNICIPAL BONDS: 0.1%
		New Jersey: 0.1%
900,000		New Jersey State
		Turnpike Authority,
		7.414%, 01/01/40	1,283,643	0.1

	Total Municipal Bonds
	(Cost $935,881)		1,283,643	0.1

U.S. TREASURY OBLIGATIONS: 12.7%
		U.S. Treasury Bonds: 6.5%
2,011,900		2.750%, due 02/15/19	2,203,817	0.2
7,821,000		3.125%, due 05/15/19	8,768,076	1.0
7,534,000		3.500%, due 05/15/20	8,665,275	1.0
183,000		3.750%, due 11/15/18	212,895	0.0
4,501,000		3.875%, due 02/15/13	4,687,017	0.5
1,164,000		4.500%, due 02/15/36	1,522,112	0.2
11,879,500		4.500%, due 08/15/39	15,680,940	1.8
485,000		4.750%, due 08/15/17	584,198	0.1
3,794,000		5.000%, due 05/15/37	5,334,721	0.6
978,000		5.125%, due 05/15/16	1,164,202	0.1
1,606,000		5.250%, due 02/15/29	2,217,786	0.3
258,000		5.375%, due 02/15/31	367,610	0.0
1,500,000		6.000%, due 02/15/26	2,161,172	0.2
390,000		6.750%, due 08/15/26	602,123	0.1
390,000		8.000%, due 11/15/21	609,436	0.1
1,444,000		8.500%, due 02/15/20	2,221,165	0.3
57,000		9.875%, due 11/15/15	77,306	0.0
			57,079,851	6.5

		U.S. Treasury Notes: 6.2%
3,304,000		0.500%, due 08/15/14	3,320,005	0.4
6,848,000		1.375%, due 01/15/13	6,934,134	0.8
4,247,000		1.500%, due 12/31/13	4,353,837	0.5
6,642,000		1.875%, due 04/30/14	6,885,888	0.8
1,682,000		2.000%, due 11/30/13	1,738,046	0.2
13,496,000		2.125%, due 05/31/15	14,253,045	1.6
663,000		2.625%, due 02/29/16	716,920	0.1
7,423,000		2.750%, due 10/31/13	7,761,095	0.9
4,105,000		3.125%, due 09/30/13	4,311,215	0.5
3,800,000		3.500%, due 05/31/13	3,976,195	0.4
			54,250,380	6.2

	Total U.S. Treasury
	Obligations
	(Cost $102,566,219)		111,330,231	12.7

FOREIGN GOVERNMENT BONDS: 0.3%
102,000		Peruvian Government
		International Bond,
		7.350%, 07/21/25	135,660	0.0
1,800,000	#	Russian Foreign Bond -
		Eurobond, 3.625%,
		04/29/15	1,813,500	0.2
611,000	#	Societe Financement
		de l’Economie
		Francaise, 3.375%,
		05/05/14	626,682	0.1

	Total Foreign Government Bonds
	(Cost $2,504,727)		2,575,842	0.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.7%
		Federal Home Loan Mortgage Corporation: 3.8%##
392,000		2.412%, due 08/25/18	399,794	0.1
879,000		3.808%, due 08/25/20	959,695	0.1
264,180		3.882%, due 11/25/17	289,026	0.0
2,597,078		4.000%, due 11/01/40	2,728,621	0.3
2,751,352		4.000%, due 01/01/41	2,890,709	0.3
314,334		4.500%, due 08/01/18	335,300	0.0
346,727		4.500%, due 11/01/18	369,854	0.1
921,094		4.500%, due 01/01/19	982,531	0.1
1,530,525		4.500%, due 08/01/24	1,623,285	0.2
186,290		4.500%, due 04/01/35	198,095	0.0
165,430		4.500%, due 04/01/35	176,854	0.0
260,594		4.500%, due 04/01/35	276,946	0.0
40,436		5.000%, due 03/01/18	43,554	0.0
79,498		5.000%, due 05/01/18	85,629	0.0
178,402		5.000%, due 05/01/18	190,872	0.0
446,614		5.000%, due 02/01/19	481,477	0.1
1,582,843		5.000%, due 09/01/33	1,704,332	0.2
630,569		5.000%, due 11/01/33	678,968	0.1
319,020		5.000%, due 03/01/34	348,660	0.1
213,374		5.000%, due 04/01/34	229,618	0.0
269,797		5.000%, due 08/01/35	290,336	0.0
241,322		5.000%, due 10/01/35	259,693	0.0
628,468		5.000%, due 10/01/35	682,401	0.1
334,061		5.000%, due 11/01/35	359,492	0.1
355,543		5.000%, due 12/01/36	382,610	0.1
2,219,890		5.000%, due 07/01/39	2,388,194	0.3
1,064,000		5.085%, due 03/25/19	1,230,569	0.2
279,089		5.500%, due 01/01/19	305,933	0.0
46,431		5.500%, due 07/01/19	50,723	0.0
50,096		5.500%, due 08/01/19	54,727	0.0
3,108		5.500%, due 02/01/20	3,395	0.0
43,066		5.500%, due 10/01/21	47,208	0.0
10,075		5.500%, due 10/01/24	11,024	0.0
413,312		5.500%, due 06/01/25	451,752	0.1
208,639		5.500%, due 07/01/25	228,043	0.0
338,288		5.500%, due 08/01/25	369,750	0.1
52,714		5.500%, due 09/01/25	57,616	0.0
392,647		5.500%, due 12/01/33	435,852	0.1
666,892		5.500%, due 12/01/33	726,936	0.1
1,192,546		5.500%, due 01/01/34	1,299,918	0.2
161,475		5.500%, due 04/01/34	178,082	0.0
113,723		5.500%, due 11/01/34	124,460	0.0
208,269		5.500%, due 09/01/35	227,932	0.0
32,108		5.500%, due 10/01/35	35,209	0.0
180,516		5.500%, due 02/01/37	199,081	0.0
13,939		6.000%, due 04/01/16	15,145	0.0
60,112		6.000%, due 04/01/17	65,426	0.0
37,665		6.000%, due 07/01/17	40,995	0.0
44,835		6.000%, due 10/01/17	48,799	0.0
90,715		6.000%, due 08/01/19	98,735	0.0
364,761		6.000%, due 08/01/19	399,285	0.1
45,343		6.000%, due 09/01/19	49,621	0.0
78,523		6.000%, due 05/01/21	85,931	0.0
377,952		6.000%, due 02/01/23	416,528	0.1
44,228		6.000%, due 12/01/25	48,632	0.0
109,744		6.000%, due 02/01/26	120,671	0.0
153,092		6.000%, due 04/01/34	170,559	0.0
42,100		6.000%, due 05/01/34	46,904	0.0
147,128		6.000%, due 07/01/34	163,915	0.0
72,902		6.000%, due 07/01/34	81,166	0.0
30,361		6.000%, due 07/01/34	33,692	0.0
21,608		6.000%, due 08/01/34	24,050	0.0
720,254		6.000%, due 08/01/34	801,382	0.1
26,939		6.000%, due 08/01/34	30,013	0.0
269,291		6.000%, due 08/01/34	300,017	0.0
157,911		6.000%, due 09/01/34	175,467	0.0
149,737		6.000%, due 07/01/35	165,371	0.0
331,593		6.000%, due 08/01/35	366,214	0.1
466,873		6.000%, due 11/01/35	516,860	0.1
204,526		6.000%, due 03/01/36	226,328	0.0
567,160		6.000%, due 10/01/36	629,390	0.1
245,597		6.000%, due 03/01/37	271,585	0.0
143,003		6.000%, due 05/01/37	158,247	0.0
38,308		6.500%, due 05/01/34	43,516	0.0
57,420		6.500%, due 05/01/34	65,276	0.0
40,064		6.500%, due 06/01/34	45,361	0.0
18,675		6.500%, due 06/01/34	21,179	0.0
68,440		6.500%, due 06/01/34	77,532	0.0
438,250		6.500%, due 08/01/34	498,023	0.1
50,068		6.500%, due 08/01/34	56,689	0.0
7,738		6.500%, due 08/01/34	8,808	0.0
35,474		6.500%, due 08/01/34	40,265	0.0
169,525		6.500%, due 08/01/34	192,752	0.0
130,747		6.500%, due 10/01/34	148,852	0.0
2,360		6.500%, due 11/01/34	2,673	0.0
7,036		6.500%, due 09/01/35	7,957	0.0
188,950		6.500%, due 05/01/37	212,458	0.0
103,216		6.500%, due 07/01/37	116,090	0.0
258,985		6.500%, due 07/01/37	291,206	0.0
64,336		6.500%, due 02/01/38	72,331	0.0
			32,846,652	3.8

		Federal National Mortgage Association: 6.7%##
700,000		2.578%, due 09/25/18	710,891	0.1
97,000		3.154%, due 02/25/18	102,589	0.0
119,653		3.800%, due 02/01/18	129,450	0.0
141,529		3.849%, due 07/01/18	153,907	0.0
99,027		3.910%, due 02/01/18	107,506	0.0
1,433,046		4.000%, due 04/01/24	1,504,883	0.2
141,076		4.010%, due 08/01/13	145,504	0.0
424,555		4.020%, due 08/01/13	439,099	0.1
152,729		4.500%, due 04/01/18	163,582	0.0
380,174		4.500%, due 06/01/18	407,191	0.1
38,611		4.500%, due 07/01/18	41,355	0.0
238,518		4.500%, due 03/01/19	255,319	0.0
141,888		4.500%, due 04/01/20	151,883	0.0
977,617		4.500%, due 08/01/33	1,043,587	0.1
228,682		4.500%, due 02/01/35	244,042	0.0
14,182		4.500%, due 09/01/35	15,125	0.0
730,503		4.500%, due 02/01/41	782,308	0.1
768,080		4.500%, due 04/01/41	822,550	0.1
646,008		4.563%, due 05/01/14	684,681	0.1
114,000		4.600%, due 09/01/19	128,378	0.0
352,520		4.630%, due 04/01/14	372,793	0.1
566,637		4.719%, due 12/01/12	571,926	0.1
85,247		4.767%, due 04/01/13	87,316	0.0
377,021		4.842%, due 08/01/14	400,676	0.1
28,253		4.845%, due 06/01/13	29,272	0.0
17,924		4.873%, due 02/01/14	18,687	0.0
338,223		4.880%, due 03/01/20	370,686	0.1
400,909		4.893%, due 04/01/15	438,832	0.1
248,000		4.940%, due 08/01/15	270,677	0.0
231,704		5.000%, due 11/01/17	250,298	0.0
811,010		5.000%, due 02/01/18	876,092	0.1
717,251		5.000%, due 12/01/18	774,809	0.1
293,024		5.000%, due 07/01/19	318,279	0.0
311,296		5.000%, due 11/01/33	336,697	0.1
154,727		5.000%, due 03/01/34	167,353	0.0
386,017		5.000%, due 03/01/34	417,516	0.1
207,946		5.000%, due 05/01/34	224,914	0.0
229,944		5.000%, due 08/01/34	248,707	0.0
627,289		5.000%, due 09/01/34	678,475	0.1
297,117		5.000%, due 01/01/35	321,361	0.0
534,355		5.000%, due 06/01/35	577,790	0.1
1,424,258		5.000%, due 07/01/35	1,540,030	0.2
411,356		5.000%, due 08/01/35	444,794	0.1
188,058		5.000%, due 09/01/35	203,344	0.0
1,820,693		5.000%, due 10/01/35	1,968,688	0.2
162,797		5.000%, due 07/01/39	177,708	0.0
612,665		5.000%, due 10/01/39	662,274	0.1
234,808		5.000%, due 11/01/39	256,316	0.0
165,423		5.000%, due 11/01/40	179,903	0.0
120,342		5.000%, due 11/01/40	130,876	0.0
104,849		5.000%, due 01/01/41	114,026	0.0
164,468		5.000%, due 03/01/41	178,865	0.0
8,144		5.190%, due 11/01/15	8,945	0.0
93,337		5.350%, due 12/01/16	104,045	0.0
15,621		5.370%, due 02/01/13	16,024	0.0
330,000		5.370%, due 05/01/18	373,344	0.1
40,342		5.450%, due 04/01/17	45,020	0.0
278,936		5.465%, due 11/01/15	307,861	0.0
310,447		5.500%, due 11/01/17	334,544	0.0
172,433		5.500%, due 01/01/18	187,456	0.0
320,734		5.500%, due 02/01/18	346,122	0.1
304,566		5.500%, due 06/01/19	334,812	0.0
116,115		5.500%, due 07/01/19	127,647	0.0
133,980		5.500%, due 07/01/19	146,783	0.0
52,522		5.500%, due 07/01/19	57,542	0.0
175,158		5.500%, due 08/01/19	191,896	0.0
157,462		5.500%, due 09/01/19	173,099	0.0
45,341		5.500%, due 09/01/19	49,454	0.0
573,610		5.500%, due 02/01/33	627,137	0.1
13,319		5.500%, due 03/01/33	14,562	0.0
16,129		5.500%, due 05/01/33	17,714	0.0
674,776		5.500%, due 06/01/33	737,744	0.1
234,179		5.500%, due 06/01/33	256,032	0.0
82,120		5.500%, due 07/01/33	89,783	0.0
1,801,419		5.500%, due 07/01/33	1,969,522	0.2
479,759		5.500%, due 11/01/33	524,528	0.1
135,018		5.500%, due 12/01/33	148,440	0.0
86,857		5.500%, due 01/01/34	95,112	0.0
285,510		5.500%, due 01/01/34	313,581	0.0
201,783		5.500%, due 01/01/34	220,613	0.0
224,812		5.500%, due 02/01/34	247,161	0.0
106,835		5.500%, due 02/01/34	117,456	0.0
440,948		5.500%, due 02/01/34	482,096	0.1
147,540		5.500%, due 02/01/34	162,207	0.0
76,674		5.500%, due 03/01/34	85,411	0.0
70,239		5.500%, due 03/01/34	78,242	0.0
152,010		5.500%, due 04/01/34	167,287	0.0
110,689		5.500%, due 04/01/34	121,209	0.0
483,616		5.500%, due 05/01/34	535,244	0.1
227,245		5.500%, due 05/01/34	249,587	0.0
257,936		5.500%, due 05/01/34	285,028	0.0
247,676		5.500%, due 05/01/34	274,117	0.0
76,691		5.500%, due 06/01/34	84,164	0.0
115,379		5.500%, due 07/01/34	126,621	0.0
47,436		5.500%, due 07/01/34	51,892	0.0
651,255		5.500%, due 07/01/34	712,435	0.1
174,022		5.500%, due 07/01/34	191,132	0.0
96,570		5.500%, due 07/01/34	106,065	0.0
178,924		5.500%, due 07/01/34	196,515	0.0
95,755		5.500%, due 07/01/34	105,085	0.0
171,119		5.500%, due 09/01/34	187,942	0.0
27,799		5.500%, due 09/01/34	30,532	0.0
304,647		5.500%, due 09/01/34	333,304	0.0
18,681		5.500%, due 09/01/34	20,558	0.0
206,692		5.500%, due 09/01/34	226,109	0.0
88,157		5.500%, due 09/01/34	96,725	0.0
47,020		5.500%, due 09/01/34	51,746	0.0
512,313		5.500%, due 09/01/34	562,681	0.1
607,506		5.500%, due 09/01/34	667,234	0.1
533,336		5.500%, due 10/01/34	585,772	0.1
554,150		5.500%, due 10/01/34	608,632	0.1
245,004		5.500%, due 10/01/34	269,092	0.0
2,726		5.500%, due 11/01/34	3,017	0.0
332,590		5.500%, due 11/01/34	365,289	0.1
695,733		5.500%, due 11/01/34	764,135	0.1
428,908		5.500%, due 12/01/34	471,077	0.1
1,080,385		5.500%, due 12/01/34	1,186,605	0.1
39,710		5.500%, due 02/01/35	43,701	0.0
247,475		5.500%, due 04/01/35	271,806	0.0
10,090		5.500%, due 04/01/35	11,104	0.0
81,107		5.500%, due 05/01/35	88,693	0.0
862,867		5.500%, due 09/01/35	949,589	0.1
512,395		5.500%, due 01/01/36	559,570	0.1
338,446		5.500%, due 08/01/38	370,452	0.1
303,764		5.662%, due 02/01/16	342,687	0.1
192,755		5.724%, due 07/01/16	213,414	0.0
121,108		6.000%, due 02/01/17	131,000	0.0
4,459		6.000%, due 03/01/17	4,829	0.0
150,795		6.000%, due 08/01/17	163,301	0.0
71,628		6.000%, due 03/01/18	77,568	0.0
604,576		6.000%, due 11/01/18	653,959	0.1
59,739		6.000%, due 01/01/21	65,104	0.0
42,644		6.000%, due 01/01/34	47,543	0.0
64,466		6.000%, due 03/01/34	72,013	0.0
72,008		6.000%, due 03/01/34	80,281	0.0
481,390		6.000%, due 04/01/34	536,692	0.1
348,226		6.000%, due 04/01/34	388,230	0.1
955,542		6.000%, due 04/01/34	1,065,314	0.1
38,089		6.000%, due 05/01/34	42,410	0.0
85,280		6.000%, due 05/01/34	94,979	0.0
476,978		6.000%, due 06/01/34	532,816	0.1
83,165		6.000%, due 06/01/34	92,719	0.0
287,687		6.000%, due 06/01/34	320,736	0.0
59,022		6.000%, due 06/01/34	65,931	0.0
643,161		6.000%, due 06/01/34	717,047	0.1
173,341		6.000%, due 07/01/34	193,633	0.0
221,375		6.000%, due 07/01/34	246,489	0.0
233,421		6.000%, due 07/01/34	259,433	0.0
35,590		6.000%, due 07/01/34	39,757	0.0
354,536		6.000%, due 07/01/34	394,757	0.1
382,692		6.000%, due 08/01/34	426,217	0.1
432,678		6.000%, due 08/01/34	481,764	0.1
32,762		6.000%, due 08/01/34	36,507	0.0
66,503		6.000%, due 08/01/34	74,085	0.0
301,226		6.000%, due 10/01/34	335,831	0.1
74,601		6.000%, due 10/01/34	83,008	0.0
402,880		6.000%, due 10/01/34	448,355	0.1
21,348		6.000%, due 11/01/34	23,745	0.0
111,618		6.000%, due 11/01/34	124,440	0.0
134,195		6.000%, due 04/01/35	149,419	0.0
8,567		6.000%, due 08/01/35	9,510	0.0
42,775		6.000%, due 09/01/35	47,461	0.0
161,932		6.000%, due 09/01/35	180,181	0.0
163,177		6.000%, due 10/01/35	182,280	0.0
111,321		6.000%, due 10/01/35	123,518	0.0
5,729		6.000%, due 11/01/35	6,353	0.0
171,857		6.000%, due 12/01/35	191,976	0.0
720,136		6.000%, due 12/01/35	799,039	0.1
218,266		6.000%, due 12/01/35	242,181	0.0
2,441		6.000%, due 02/01/36	2,717	0.0
394,854		6.000%, due 03/01/36	438,116	0.1
545,155		6.000%, due 04/01/36	605,994	0.1
6,474		6.000%, due 06/01/36	7,178	0.0
267,634		6.000%, due 03/01/37	295,035	0.0
208,264		6.000%, due 07/01/37	232,645	0.0
184,340		6.500%, due 06/01/31	209,837	0.0
20,624		6.500%, due 07/01/31	23,511	0.0
622		6.500%, due 07/01/31	710	0.0
475		6.500%, due 08/01/31	540	0.0
234,395		6.500%, due 09/01/31	266,816	0.0
130,709		6.500%, due 12/01/31	149,441	0.0
1,832		6.500%, due 01/01/32	2,086	0.0
3,275		6.500%, due 02/01/32	3,728	0.0
353,019		6.500%, due 07/01/32	400,965	0.1
481,282		6.500%, due 08/01/32	546,648	0.1
367,950		6.500%, due 01/01/33	417,924	0.1
65,754		6.500%, due 04/01/34	74,273	0.0
471,009		6.500%, due 08/01/34	532,478	0.1
3,625		6.500%, due 04/01/36	4,082	0.0
170,007		6.500%, due 05/01/36	191,875	0.0
83,381		6.500%, due 01/01/37	93,698	0.0
236,158		6.500%, due 02/01/37	264,985	0.0
35,497		6.500%, due 02/01/37	39,889	0.0
14,650		6.500%, due 02/01/37	16,438	0.0
533,746		6.500%, due 07/01/37	599,788	0.1
34,312		7.500%, due 02/01/30	40,905	0.0
147,356		7.500%, due 03/01/31	176,147	0.0
3,502		7.500%, due 11/01/31	4,196	0.0
629		7.500%, due 02/01/32	753	0.0
			59,019,401	6.7

		Government National Mortgage Association: 2.1%
2,729,379		4.000%, due 01/20/41	2,925,467	0.3
60,144		4.500%, due 07/20/33	66,172	0.0
81,658		4.500%, due 09/15/33	89,612	0.0
363,340		4.500%, due 09/20/33	398,925	0.1
154,068		4.500%, due 12/20/34	169,013	0.0
2,486,296		4.500%, due 11/15/39	2,718,376	0.3
560,362		4.500%, due 03/15/40	616,695	0.1
404,914		4.500%, due 06/15/40	443,470	0.1
671,049		4.500%, due 01/20/41	733,520	0.1
55,559		5.000%, due 07/20/33	61,847	0.0
124,014		5.000%, due 03/15/34	138,144	0.0
361,674		5.000%, due 06/15/34	402,882	0.1
94,266		5.000%, due 10/15/34	104,946	0.0
1,704,282		5.000%, due 05/15/39	1,889,942	0.2
2,224,957		5.000%, due 09/15/39	2,467,338	0.3
438,536		5.500%, due 11/15/32	495,135	0.1
1,699,778		5.500%, due 05/15/33	1,919,156	0.2
295,291		5.500%, due 08/15/33	333,402	0.0
45,607		5.500%, due 08/15/33	51,493	0.0
29,704		5.500%, due 12/15/33	33,543	0.0
291,867		6.000%, due 09/15/32	332,209	0.0
8,797		6.000%, due 09/15/32	10,013	0.0
26,390		6.000%, due 10/15/32	30,037	0.0
2,281		6.000%, due 10/15/32	2,597	0.0
480,508		6.000%, due 04/15/33	546,923	0.1
15,340		6.000%, due 04/15/34	17,466	0.0
96,193		6.000%, due 07/15/34	109,819	0.0
98,407		6.000%, due 07/15/34	112,347	0.0
269,907		6.000%, due 07/15/34	308,141	0.0
121,317		6.000%, due 09/15/34	137,933	0.0
257,560		6.000%, due 11/20/34	292,540	0.0
351,869		6.000%, due 02/20/35	399,658	0.1
70,663		6.000%, due 04/20/35	80,260	0.0
			18,439,021	2.1

		Other U.S. Agency Obligations: 0.1%
425,000		9.650%, due 11/02/18	635,415	0.1

	Total U.S. Government
	Agency Obligations
	(Cost $102,639,329)		110,940,489	12.7

ASSET-BACKED SECURITIES: 0.9%
		Home Equity Asset-Backed Securities: 0.2%
1,028,821	#	Bayview Financial
		Revolving Mortgage
		Loan Trust, 1.894%,
		12/28/40	303,708	0.1
666,809		GMAC Mortgage Corp.
		Loan Trust, 5.805%,
		10/25/36	435,015	0.0
1,204,000		Residential Funding
		Mortgage Securities II,
		Inc., 5.320%, 12/25/35	692,259	0.1
			1,430,982	0.2

		Other Asset-Backed Securities: 0.7%
946,630	#	Anthracite CDO I Ltd.,
		0.744%, 05/24/17	880,366	0.1
789,118	#	Capital Trust Re CDO
		Ltd., 5.160%, 06/25/35	782,805	0.1
415,734		Small Business
		Administration, 4.770%,
		04/01/24	454,611	0.0
636,083		Small Business
		Administration, 4.990%,
		09/01/24	699,409	0.1
2,231,691		Small Business
		Administration, 5.110%,
		08/01/25	2,468,019	0.3
692,591		Small Business
		Administration, 5.180%,
		05/01/24	764,369	0.1
			6,049,579	0.7

	Total Asset-Backed
	Securities
	(Cost $8,557,230)		7,480,561	0.9

	Total Long-Term
	Investments
	(Cost $769,435,099)		860,637,712	98.4

SHORT-TERM INVESTMENTS: 0.3%
		Securities Lending Collateralcc(1): 0.3%
745,866		BNP Paribas Bank,
		Repurchase Agreement
		dated 12/30/11, 0.06%,
		due 01/03/12
		(Repurchase Amount
		$745,871, collateralized
		by various U.S.
		Government Agency
		Obligations, 5.000%-
		6.000%, Market Value
		plus accrued interest
		$760,783, due
		05/15/24-04/15/41)	745,866	0.1
1,000,000		Cantor Fitzgerald,
		Repurchase Agreement
		dated 12/30/11, 0.12%,
		due 01/03/12
		(Repurchase Amount
		$1,000,013,
		collateralized by various
		U.S. Government
		Agency Obligations,
		1.437%-6.014%, Market
		Value plus accrued
		interest $1,020,000,
		due 06/01/17-09/01/44)	1,000,000	0.1
1,000,000		Citigroup, Inc.,
		Repurchase Agreement
		dated 12/30/11, 0.08%,
		due 01/03/12
		(Repurchase Amount
		$1,000,009,
		collateralized by various
		U.S. Government and
		U.S. Government
		Agency Obligations,
		0.000%-5.500%, Market
		Value plus accrued
		interest $1,020,000,
		due 01/19/12-12/20/41)	1,000,000	0.1
			2,745,866	0.3

	Total Short-Term
	Investments
	(Cost $2,745,866)		2,745,866	0.3

	Total Investments in Securities
	(Cost $772,180,965)		$863,383,578	98.7
	Assets in Excess of Other
	Liabilities		11,743,467	1.3
	Net Assets		$875,127,045	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $798,448,880.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$114,424,179
Gross Unrealized Depreciation	(49,489,481)
Net Unrealized Appreciation	$64,934,698

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$51,258,427	$—	$—	$51,258,427
Consumer Staples	50,438,756	18,326,333	—	68,765,089
Energy	64,064,735	—	—	64,064,735
Financials	101,465,398	—	—	101,465,398
Health Care	60,239,255	2,655,370	—	62,894,625
Industrials	75,249,728	—	—	75,249,728
Information Technology	46,124,441	—	—	46,124,441
Materials	19,901,694	—	—	19,901,694
Telecommunications	13,025,313	7,245,830	—	20,271,143
Utilities	15,620,480	—	—	15,620,480
Total Common Stock	497,388,227	28,227,533	—	525,615,760
Preferred Stock	—	1,613,435	—	1,613,435
Corporate Bonds/Notes	—	84,527,311	—	84,527,311
Collateralized Mortgage Obligations	—	15,270,440	—	15,270,440
Municipal Bonds	—	1,283,643	—	1,283,643
Short-Term Investments	—	2,745,866	—	2,745,866
U.S. Treasury Obligations	—	111,330,231	—	111,330,231
U.S. Government Agency Obligations	—	110,940,489	—	110,940,489
Asset-Backed Securities	—	5,513,682	1,966,879	7,480,561
Foreign Government Bonds	—	2,575,842	—	2,575,842
Total Investments, at value	$497,388,227	$364,028,472	$1,966,879	$863,383,578

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011

Asset Table
Investments, at value
Asset-Backed Securities	$2,453,862	$—	$(319,490)	$8,181	$10,994	$(186,668)	$—	$—	$1,966,879
Short-Term Investments	1,908,259	—	(1,908,259)	—	(477,064)	477,064	—	—	—
Total Investments, at value	$4,362,121	$—	$(2,227,749)	$8,181	$(466,070)	$290,396	$—	$—	$1,966,879

As of December 31, 2011, total change in unrealized gain (loss) on level 3 securities still held at period end and included in the change in net assets was $ (186,669).

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS UTILITIES PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 91.4%
		Consumer Discretionary: 10.3%
911,240		Comcast Corp. –
		Special Class A	21,468,814	3.7
117,749	@	Kabel Deutschland
		Holding AG	5,969,325	1.0
115,030	@	Liberty Global, Inc.	4,719,681	0.8
133,706		Time Warner Cable,
		Inc.	8,499,691	1.5
73,860		Viacom - Class B	3,353,983	0.6
702,940		Virgin Media, Inc.	15,028,857	2.6
25,930		Williams	700,369	0.1
			59,740,720	10.3

		Energy: 15.4%
178,850		Arch Coal, Inc.	2,595,114	0.4
944,386		El Paso Corp.	25,092,336	4.3
165,870		EQT Corp.	9,088,017	1.6
245,780		Kinder Morgan,
		Inc./Delaware	7,906,743	1.4
33,180		Occidental Petroleum
		Corp.	3,108,966	0.5
276,170		QEP Resources, Inc.	8,091,781	1.4
242,520		Spectra Energy Corp.	7,457,490	1.3
81,700		Transocean Ltd.	3,136,463	0.5
73,760	@	Ultra Petroleum Corp.	2,185,509	0.4
571,621		Williams Cos., Inc.	18,874,925	3.2
40,800		Williams Partners L.P.	2,447,592	0.4
			89,984,936	15.4

		Telecommunication Services: 2.5%
313,260		Cellcom Israel Ltd.	5,294,094	0.9
163,343		Telenet Group Holding
		NV	6,219,831	1.1
5,905,000		XL Axiata Tbk PT	2,943,207	0.5
			14,457,132	2.5

		Telecommunications: 13.5%
105,080		American Tower Corp.	6,305,851	1.1
2,226,480		Bezeq Israeli
		Telecommunication
		Corp., Ltd.	4,085,617	0.7
156,489		CenturyTel, Inc.	5,821,391	1.0
116,730	@	Crown Castle
		International Corp.	5,229,504	0.9
265,040		Deutsche Telekom AG	3,040,236	0.5
205,020		Frontier
		Communications Corp.	1,055,853	0.2
283,075		Mobile Telesystems
		OJSC ADR	4,155,541	0.7
165,662		MTN Group Ltd.	2,943,361	0.5
297,130	@	NII Holdings, Inc.	6,328,869	1.1
291,825		Portugal Telecom
		SGPS S.A.	1,680,737	0.3
135,050	@	SBA Communications
		Corp.	5,801,748	1.0
5,266,010		Telecom Italia S.p.A.
		RNC	4,712,058	0.8
368,790		Telefonica Brasil SA
		ADR	10,079,030	1.7
409,149		Tim Participacoes SA
		ADR	10,556,044	1.8
2,519,639		Vodafone Group PLC	7,024,969	1.2
			78,820,809	13.5

		Utilities: 49.7%
1,258,330	@	AES Corp.	14,898,627	2.6
166,387		AES Tiete S.A.	2,397,793	0.4
74,840		AGL Resources, Inc.	3,162,738	0.5
8,519,589		Aguas Andinas SA	4,887,079	0.8
271,070		American Electric
		Power Co., Inc.	11,197,902	1.9
644,060	@	Calpine Corp.	10,517,500	1.8
312,950		CenterPoint Energy,
		Inc.	6,287,166	1.1
286,710		CEZ A/S	11,406,520	2.0
136,780	@	China Hydroelectric
		Corp. ADR ADR	155,929	0.0
1,700	@	Cia de Saneamento
		Basico do Estado de
		Sao Paulo	47,012	0.0
10,400	@	Cia de Saneamento
		Basico do Estado de
		Sao Paulo	290,102	0.1
96,600		Cia Paranaense de
		Energia	2,014,604	0.3
109,980		Cia Paranaense de
		Energia ADR	2,307,380	0.4
794,980		CMS Energy Corp.	17,553,158	3.0
173,450		Constellation Energy
		Group, Inc.	6,880,762	1.2
262,300		Cia de Saneamento de
		Minas Gerais-COPASA	4,696,861	0.8
876,880		E.CL SA	2,330,188	0.4
137,214		E.ON AG	2,956,975	0.5
341,740		Edison International	14,148,036	2.4
198,100		EDP - Energias do
		Brasil S.A.	4,407,533	0.8
871,620	@	EDP Renovaveis S.A.	5,322,662	0.9
30,020		Eletropaulo
		Metropolitana
		Eletricidade de Sao
		Paulo SA	587,444	0.1
421,951		Enagas	7,790,414	1.3
9,619,195	@	OGK-5 OJSC	543,626	0.1
55,750		Energen Corp.	2,787,500	0.5
4,035,733		Energias de Portugal
		S.A.	12,463,821	2.1
198,330		Enersis SA ADR	3,496,558	0.6
64,600		Exelon Corp.	2,801,702	0.5
116,250		FirstEnergy Corp.	5,149,875	0.9
273,836		Fortum OYJ	5,832,160	1.0
186,658		Gaz de France	5,072,069	0.9
2,237,230	@	GenOn Energy, Inc.	5,839,170	1.0
1,421,752		International Power
		PLC	7,434,236	1.3
11,660		ITC Holdings Corp.	884,761	0.2
302,410		Light S.A.	4,669,298	0.8
25,980		National Fuel Gas Co.	1,443,968	0.3
605,164		National Grid PLC	5,849,341	1.0
170,660		NextEra Energy, Inc.	10,389,781	1.8
104,070		Northeast Utilities	3,753,805	0.6
389,204	@	NRG Energy, Inc.	7,052,376	1.2
230,100		NV Energy, Inc.	3,762,135	0.6
132,480		OGE Energy Corp.	7,512,941	1.3
8,906,659		OGK-4 OJSC	590,587	0.1
18,050		Oneok, Inc.	1,564,754	0.3
165,020		PPL Corp.	4,854,888	0.8
485,260		Public Service
		Enterprise Group, Inc.	16,018,433	2.8
167,554		Red Electrica de
		Espana	7,154,926	1.2

84,100		RWE AG	2,952,188	0.5

157,833		Scottish & Southern
		Energy PLC	3,159,366	0.6
183,310		Sempra Energy	10,082,050	1.7
1,843,328,678		Territorial Generating
		Co. No 1	537,644	0.1
338,200		Tractebel Energia S.A.	5,432,233	0.9
99,440		UGI Corp.	2,923,536	0.5
45,500		Verbund AG	1,220,094	0.2
			289,474,207	49.7

	Total Common Stock
	(Cost $470,376,214)		532,477,804	91.4

PREFERRED STOCK: 3.6%
		Utilities: 3.6%
11,800		Cia Energetica de
		Minas Gerais	210,474	0.0
60,890		Great Plains Energy,
		Inc.	4,047,967	0.7
101,160		NextEra Energy, Inc.	5,391,828	0.9
103,470	@	PPL Corp.	5,742,585	1.0
102,470		PPL Corp.	5,687,085	1.0

	Total Preferred Stock
	(Cost $20,048,828)		21,079,939	3.6

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: 1.8%
	Telecommunication Services: 1.3%
2,019,000	SBA Communications
	Corp., 4.000%,
	10/01/14	3,078,975	0.5
3,064,000	Virgin Media, Inc.,
	6.500%, 11/15/16	4,255,130	0.8
		7,334,105	1.3

	Utilities: 0.5%
2,912,000	GenOn Energy, Inc.,
	9.875%, 10/15/20	2,970,240	0.5

	Total Corporate
	Bonds/Notes
	(Cost $9,214,213)	10,304,345	1.8

	Total Investments in
	Securities
	(Cost $499,639,255) $563,862,088	$563,862,088	96.8
	Assets in Excess of
	Other Liabilities	18,639,384	3.2
	Net Assets	$582,501,472	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $509,037,412.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$92,417,373
Gross Unrealized Depreciation	(37,592,697)

Net Unrealized Appreciation	$54,824,676

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$53,771,395	$5,969,325	$—	$59,740,720
Energy	89,984,936	—	—	89,984,936
Telecommunication Services	5,294,094	9,163,038	—	14,457,132
Telecommunications	57,014,568	21,806,241	—	78,820,809
Utilities	222,265,955	67,208,252	—	289,474,207
Total Common Stock	428,330,948	104,146,856	—	532,477,804
Preferred Stock	4,258,441	16,821,498	—	21,079,939
Corporate Bonds/Notes	—	10,304,345	—	10,304,345
Total Investments, at value	$432,589,389	$131,272,699	$—	$563,862,088
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,374,714	—	2,374,714
Total Assets	$432,589,389	$133,647,413	$—	$566,236,802
Liabilities Table
Other Financial Instruments+
Short Position	$(216,405)	$—	$—	$(216,405)
Forward Foreign Currency Contracts	—	(291,488)	—	(291,488)
Total Liabilities	$(216,405)	$(291,488)	$—	$(507,893)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

At December 31, 2011, the following forward foreign currency contracts were outstanding for the ING MFS Utilities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	South African Rand	552,166	Buy	01/06/12	$67,414	$68,327	$913
Barclays Bank PLC	British Pound	66,094	Buy	01/12/12	103,504	102,631	(873)
Barclays Bank PLC	British Pound	27,846	Buy	01/12/12	43,728	43,239	(489)
Barclays Bank PLC	EU Euro	161,210	Buy	01/12/12	228,871	208,663	(20,208)
Barclays Bank PLC	British Pound	126,975	Buy	01/12/12	202,805	197,169	(5,636)
Barclays Bank PLC	British Pound	181,646	Buy	01/12/12	284,527	282,062	(2,465)
Citigroup, Inc.	EU Euro	6,118	Buy	01/12/12	8,512	7,919	(593)
Credit Suisse First
Boston	British Pound	47	Buy	01/12/12	74	74	0
Credit Suisse First
Boston	British Pound	118,216	Buy	01/12/12	181,846	183,568	1,722
Deutsche Bank AG	EU Euro	47,590	Buy	01/12/12	61,700	61,598	(102)
Deutsche Bank AG	British Pound	85,251	Buy	01/12/12	133,160	132,378	(782)
Merrill Lynch & Co.,
Inc.	EU Euro	45,065	Buy	01/12/12	58,910	58,331	(579)
Morgan Stanley	British Pound	29,991	Buy	01/12/12	46,588	46,570	(18)
UBS Warburg LLC	EU Euro	12,759	Buy	01/12/12	17,616	16,515	(1,101)
UBS Warburg LLC	EU Euro	164,892	Buy	01/12/12	227,659	213,428	(14,231)
							$(44,442)

Barclays Bank PLC	EU Euro	38,346	Sell	01/12/12	$49,616	$49,633	$(17)
Barclays Bank PLC	EU Euro	34,614	Sell	01/12/12	45,180	44,802	378
Barclays Bank PLC	British Pound	372,177	Sell	01/12/12	583,380	577,922	5,458
Barclays Bank PLC	EU Euro	298,327	Sell	01/12/12	399,970	386,141	13,829
Barclays Bank PLC	British Pound	60,417	Sell	01/12/12	93,805	93,816	(11)
Barclays Bank PLC	EU Euro	106,506	Sell	01/12/12	142,308	137,857	4,451
Barclays Bank PLC	British Pound	343,644	Sell	01/12/12	547,934	533,616	14,318
Barclays Bank PLC	EU Euro	245,768	Sell	01/12/12	339,552	318,110	21,442
Barclays Bank PLC	Brazilian Real	4,096,000	Sell	02/02/12	2,344,725	2,177,780	166,945
Barclays Bank PLC	British Pound	7,752,244	Sell	01/12/12	11,915,277	12,037,796	(122,519)
Barclays Bank PLC	EU Euro	157,310	Sell	01/12/12	209,596	203,614	5,982
Citigroup, Inc.	EU Euro	139,993	Sell	01/12/12	192,115	181,200	10,915
Citigroup, Inc.	EU Euro	195,486	Sell	01/12/12	266,395	253,029	13,366
Credit Suisse First
Boston	EU Euro	195,605	Sell	01/12/12	255,293	253,182	2,111
Credit Suisse First
Boston	British Pound	101,577	Sell	01/12/12	157,350	157,730	(380)
Credit Suisse First
Boston	EU Euro	79,588	Sell	01/12/12	105,003	103,015	1,988
Credit Suisse First
Boston	EU Euro	791,978	Sell	01/12/12	1,069,884	1,025,101	44,783
Credit Suisse First
Boston	British Pound	22,318	Sell	01/12/12	35,453	34,655	798
Credit Suisse First
Boston	EU Euro	581,990	Sell	01/12/12	791,914	753,301	38,613
Credit Suisse First
Boston	EU Euro	349,667	Sell	01/12/12	475,792	452,593	23,199
Credit Suisse First
Boston	EU Euro	1,247,392	Sell	01/12/12	1,684,266	1,614,567	69,699
Deutsche Bank AG	EU Euro	88,042	Sell	01/12/12	113,931	113,958	(27)
Deutsche Bank AG	EU Euro	75,994	Sell	01/12/12	98,339	98,362	(23)
Deutsche Bank AG	EU Euro	23,323	Sell	01/12/12	30,460	30,188	272
Deutsche Bank AG	EU Euro	10,948	Sell	01/12/12	14,255	14,170	85
Deutsche Bank AG	EU Euro	51,174	Sell	01/12/12	66,652	66,238	414
Deutsche Bank AG	EU Euro	284,696	Sell	01/12/12	370,803	368,498	2,305
Deutsche Bank AG	EU Euro	100,574	Sell	01/12/12	138,261	130,179	8,082
Deutsche Bank AG	British Pound	7,752,244	Sell	01/12/12	11,916,789	12,037,797	(121,008)
Goldman Sachs &
Co.	EU Euro	204,164	Sell	01/12/12	276,612	264,261	12,351
HSBC	EU Euro	208,104	Sell	01/12/12	272,378	269,360	3,018
HSBC	EU Euro	344,392	Sell	01/12/12	459,236	445,765	13,471
HSBC	EU Euro	6,693	Sell	01/12/12	8,857	8,663	194
HSBC	EU Euro	1,247,392	Sell	01/12/12	1,681,958	1,614,567	67,391
HSBC	Brazilian Real	13,296,949	Sell	02/02/12	7,646,319	7,069,782	576,537
HSBC	EU Euro	184,782	Sell	01/12/12	248,634	239,174	9,460
JPMorgan Chase &
Co.	British Pound	38,981	Sell	01/12/12	60,802	60,529	273
JPMorgan Chase &
Co.	Brazilian Real	1,106,000	Sell	02/02/12	622,222	588,043	34,179
Merrill Lynch	& Co.,
Inc.	EU Euro	270,489	Sell	01/12/12	362,880	350,109	12,771
Merrill Lynch	& Co.,
Inc.	EU Euro	1,118,323	Sell	01/12/12	1,500,309	1,447,507	52,802
Merrill Lynch	& Co.,
Inc.	EU Euro	54,393	Sell	01/12/12	72,530	70,404	2,126
Merrill Lynch	& Co.,
Inc.	EU Euro	25,396	Sell	01/12/12	34,222	32,872	1,350
Merrill Lynch	& Co.,
Inc.	EU Euro	21,566	Sell	01/12/12	29,371	27,914	1,457
Merrill Lynch	& Co.,
Inc.	British Pound	77,711	Sell	01/12/12	120,245	120,671	(426)
Merrill Lynch	& Co.,
Inc.	EU Euro	149,451	Sell	01/12/12	195,592	193,442	2,150
Merrill Lynch	& Co.,
Inc.	EU Euro	160,228	Sell	01/12/12	208,579	207,392	1,187
Royal Bank of
Scotland	EU Euro	42,884	Sell	01/12/12	57,997	55,507	2,490
UBS Warburg LLC	EU Euro	671,202	Sell	01/12/12	876,165	868,774	7,391
UBS Warburg LLC	EU Euro	15,280	Sell	01/12/12	20,398	19,777	621
UBS Warburg LLC	EU Euro	38,780	Sell	01/12/12	53,342	50,195	3,147
UBS Warburg LLC	EU Euro	26,048,145	Sell	03/15/12	34,853,721	33,735,441	1,118,280
							$2,127,668

The following short position was open for ING MFS Utilities Portfolio at December 31, 2011:

Shares	Description	Fair Value
(11,910)	WPX Energy Inc.	$(216,405)
	(Proceeds $225,818)	(216,405)

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY	PORTFOLIO OF INVESTMENTS
GLOBAL FRANCHISE PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 96.8%
		Finland: 2.4%
185,447		Kone OYJ	9,600,640	2.4

		France: 3.6%
455,973		Legrand S.A.	14,605,097	3.6

		Germany: 0.7%
56,737		SAP AG	3,000,906	0.7

		Ireland: 4.4%
341,030		Accenture PLC	18,153,027	4.4

		Italy: 2.0%
1,217,259		Davide Campari-Milano
		S.p.A.	8,090,745	2.0

		Sweden: 3.6%
413,257		Swedish Match AB	14,639,016	3.6

		Switzerland: 9.5%
648,132		Nestle S.A.	37,218,023	9.1
24,060		Novartis AG	1,373,660	0.4
			38,591,683	9.5

		United Kingdom: 29.3%
623,966		Admiral Group PLC	8,272,437	2.0
806,840		British American
		Tobacco PLC	38,276,502	9.4
363,789		Experian Group Ltd.	4,944,784	1.2
639,873		Imperial Tobacco
		Group PLC	24,212,944	5.9
499,991		Reckitt Benckiser PLC	24,659,376	6.1
577,015		Unilever PLC	19,349,529	4.7
			119,715,572	29.3

		United States: 41.3%
510,629		Dr Pepper Snapple
		Group, Inc.	20,159,633	4.9
234,255		Herbalife Ltd.	12,103,956	3.0
349,815		Kellogg Co.	17,690,145	4.3
155,381		Kraft Foods, Inc.	5,805,034	1.4
120,282		Mead Johnson
		Nutrition Co.	8,266,982	2.0
696,331		Microsoft Corp.	18,076,753	4.4
163,986		Moody’s Corp.	5,523,049	1.4
306,184		Philip Morris
		International, Inc.	24,029,320	5.9
298,773		Procter & Gamble Co.	19,931,147	4.9
601,274		Sara Lee Corp.	11,376,104	2.8
159,063	L	Scotts Miracle-Gro Co.	7,426,651	1.8
178,778		Visa, Inc.	18,151,330	4.5
			168,540,104	41.3

	Total Common Stock
	(Cost $339,895,029)		394,936,790	96.8

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 1.2%
	Securities Lending Collateralcc(1): 1.2%
1,175,017	Citigroup, Inc.,
	Repurchase
	Agreement dated
	12/30/11, 0.08%, due
	01/03/12 (Repurchase
	Amount $1,175,027,
	collateralized by
	various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	5.500%, Market Value
	plus accrued interest
	$1,198,517, due
	01/19/12-12/20/41)	1,175,017	0.3
1,175,017	Deutsche Bank AG,
	Repurchase
	Agreement dated
	12/30/11, 0.10%, due
	01/03/12 (Repurchase
	Amount $1,175,030,
	collateralized by
	various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.500%, Market Value
	plus accrued interest
	$1,198,517, due
	06/28/12-11/01/41)	1,175,017	0.3
1,175,017	Goldman Sachs & Co.,
	Repurchase
	Agreement dated
	12/30/11, 0.10%, due
	01/03/12 (Repurchase
	Amount $1,175,030,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 2.163%-
	6.500%, Market Value
	plus accrued interest
	$1,198,517, due
	04/01/20-12/01/48)	1,175,017	0.3
1,175,017	Morgan Stanley,
	Repurchase
	Agreement dated
	12/30/11, 0.08%, due
	01/03/12 (Repurchase
	Amount $1,175,027,
	collateralized by
	various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.375%, Market Value
	plus accrued interest
	$1,198,517, due
	11/15/12-10/01/44)	1,175,017	0.3
247,372	Royal Bank of Canada,
	Repurchase
	Agreement dated
	12/30/11, 0.01%, due
	01/03/12 (Repurchase
	Amount $247,372,
	collateralized by
	various U.S.
	Government Securities,
	0.000%-4.250%,
	Market Value plus
	accrued interest
	$252,320, due
	08/15/12-11/15/40)	247,372	0.0
		4,947,440	1.2

	Total Short-Term
	Investments
	(Cost $4,947,440)	4,947,440	1.2

	Total Investments in
	Securities
	(Cost $344,842,469)	$399,884,230	98.0
	Assets in Excess of Other
	Liabilities	8,128,297	2.0
	Net Assets	$408,012,527	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $345,858,860.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$64,807,685
Gross Unrealized Depreciation	(10,782,315)
Net Unrealized Appreciation	$54,025,370

Percentage
Sector Diversification	of Net Assets
Consumer Staples	70.0%
Financials	3.4
Health Care	0.4
Industrials	7.2
Information Technology	14.0
Materials	1.8
Short-Term Investments	1.2
Assets in Excess of Other Liabilities	2.0
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Finland	$—	$9,600,640	$—	$9,600,640
France	—	14,605,097	—	14,605,097
Germany	—	3,000,906	—	3,000,906
Ireland	18,153,027	—	—	18,153,027
Italy	—	8,090,745	—	8,090,745
Sweden	—	14,639,016	—	14,639,016
Switzerland	—	38,591,683	—	38,591,683
United Kingdom	—	119,715,572	—	119,715,572
United States	168,540,104	—	—	168,540,104
Total Common Stock	186,693,131	208,243,659	—	394,936,790
Short-Term Investments	—	4,947,440	—	4,947,440
Total Investments, at value	$186,693,131	$213,191,099	$—	$399,884,230

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011

Asset Table
Investments, at value
Short-Term Investments	$582,069	$—	$(582,069)	$—	$(145,518)	$145,518	$—	$—	$—
Total Investments, at value	$582,069	$—	$(582,069)	$—	$(145,518)	$145,518	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ 0.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio	AS OF DECEMBER 31, 2011

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 87.9%
		Consumer Discretionary: 19.8%
2,325,000		Affinion Group, Inc.,
		7.875%, 12/15/18	$1,976,250	0.2
1,346,000	#	Allison Transmission,
		Inc., 11.000%,
		11/01/15	1,426,760	0.2
600,000	#	AMC Networks, Inc.,
		7.750%, 07/15/21	655,500	0.1
2,750,000		Ameristar Casinos,
		Inc., 7.500%, 04/15/21	2,846,250	0.3
2,000,000	L	ArvinMeritor, Inc.,
		8.125%, 09/15/15	1,800,000	0.2
1,628,000		ArvinMeritor, Inc.,
		8.750%, 03/01/12	1,632,070	0.2
750,000		Boyd Gaming Corp. -
		TL B, 6.083%,
		12/17/15	720,000	0.1
1,500,000		CCO Holdings LLC /
		CCO Holdings Capital
		Corp., 7.875%,
		04/30/18	1,606,875	0.2
900,000		CCO Holdings LLC /
		CCO Holdings Capital
		Corp., 8.125%,
		04/30/20	990,000	0.1
2,500,000		CCO Holdings LLC /
		CCO Holdings Capital
		Corp., 6.500%,
		04/30/21	2,543,750	0.3
1,000,000		CCO Holdings LLC /
		CCO Holdings Capital
		Corp., 7.000%,
		01/15/19	1,047,500	0.1
500,000		CCO Holdings LLC /
		CCO Holdings Capital
		Corp., 7.250%,
		10/30/17	529,375	0.1
1,000,000	L	Cinemark USA, Inc.,
		7.375%, 06/15/21	1,027,500	0.1
2,500,000	#	CityCenter Holdings
		LLC / CityCenter
		Finance Corp.,
		7.625%, 01/15/16	2,575,000	0.3
1,500,000		Clear Channel
		Worldwide Holdings,
		Inc., 9.250%, 12/15/17	1,620,000	0.2
3,750,000		Clear Channel
		Worldwide Holdings,
		Inc., 9.250%, 12/15/17	4,068,750	0.4
750,000	#	Commercial Vehicle
		Group, Inc., 7.875%,
		04/15/19	725,625	0.1
EUR 2,500,000		Conti-Gummi Finance
		BV, 7.125%, 10/15/18	3,251,796	0.3
EUR 500,000		Conti-Gummi Finance
		BV, 7.500%, 09/15/17	660,066	0.1
EUR 375,000		Conti-Gummi Finance
		BV, 8.500%, 07/15/15	524,170	0.1
2,000,000		Cooper-Standard
		Automotive, Inc.,
		8.500%, 05/01/18	2,102,500	0.2
1,300,000	#	CSC Holdings LLC,
		6.750%, 11/15/21	1,374,750	0.1
2,000,000		CSC Holdings, Inc.,
		7.625%, 07/15/18	$2,210,000	0.2
3,000,000	L	CSC Holdings, Inc.,
		7.875%, 02/15/18	3,337,500	0.4
4,550,000		CSC Holdings, Inc.,
		8.625%, 02/15/19	5,266,625	0.6
2,000,000		DineEquity, Inc.,
		9.500%, 10/30/18	2,157,500	0.2
1,500,000		DISH DBS Corp.,
		6.625%, 10/01/14	1,608,750	0.2
2,000,000		DISH DBS Corp.,
		6.750%, 06/01/21	2,165,000	0.2
7,150,000		DISH DBS Corp.,
		7.125%, 02/01/16	7,739,875	0.8
2,400,000		DISH DBS Corp.,
		7.875%, 09/01/19	2,724,000	0.3
2,000,000		Easton-Bell Sports,
		Inc., 9.750%, 12/01/16	2,190,000	0.2
1,000,000	#	Eldorado Resorts LLC /
		Eldorado Capital Corp.,
		8.625%, 06/15/19	897,500	0.1
1,500,000		Emergency Medical
		Services Corp.,
		8.125%, 06/01/19	1,503,750	0.2
2,000,000		Entravision
		Communications Corp.,
		8.750%, 08/01/17	1,970,000	0.2
1,500,000		Exide Technologies,
		8.625%, 02/01/18	1,162,500	0.1
1,750,000	L	Goodyear Tire &
		Rubber Co., 8.250%,
		08/15/20	1,916,250	0.2
2,000,000		Caesars Entertainment
		Operating Co., Inc.,
		10.000%, 12/15/18	1,380,000	0.1
2,250,000		Caesars Entertainment
		Operating Co., Inc.,
		11.250%, 06/01/17	2,399,063	0.3
806,853		Harrah's Operating
		Co., Inc., 3.418%,
		01/28/15	702,858	0.1
750,000	#	Hyva Global BV,
		8.625%, 03/24/16	626,250	0.1
367,000		Inergy L.P./Inergy
		Finance Corp.,
		6.875%, 08/01/21	370,670	0.0
750,000		Inergy L.P./Inergy
		Finance Corp.,
		7.000%, 10/01/18	765,000	0.1
750,000	#	inVentiv Health, Inc.,
		10.000%, 08/15/18	690,000	0.1
1,000,000	#,L	Jaguar Holding Co. II /
		Jaguar Merger Sub,
		Inc., 9.500%, 12/01/19	1,055,000	0.1
250,000	#,L	Jaguar Land Rover
		PLC, 7.750%, 05/15/18	239,375	0.0
1,000,000	#	Jaguar Land Rover
		PLC, 8.125%, 05/15/21	945,000	0.1
1,000,000		Jarden Corp., 7.500%,
		01/15/20	1,070,000	0.1
1,000,000		Jarden Corp., 8.000%,
		05/01/16	1,085,000	0.1
EUR 1,000,000		Kabel BW Erste
		Beteiligungs GmbH /
		Kabel Baden-
		Wurttemberg GmbH &
		Co. KG, 7.500%,
		03/15/19	$1,313,661	0.1
750,000	#	Kabel BW Erste
		Beteiligungs GmbH /
		Kabel Baden-
		Wurttemberg GmbH &
		Co. KG, 7.500%,
		03/15/19	791,250	0.1
2,000,000	L	Lamar Media Corp.,
		7.875%, 04/15/18	2,130,000	0.2
550,000		Lear Corp., 7.875%,
		03/15/18	598,125	0.1
1,000,000	L	Levi Strauss & Co.,
		7.625%, 05/15/20	1,026,250	0.1
325,000		Limited Brands, Inc.,
		7.000%, 05/01/20	353,437	0.0
587,000		LIN Television Corp.,
		6.500%, 05/15/13	589,201	0.1
1,000,000		LIN Television Corp.,
		8.375%, 04/15/18	978,750	0.1
850,000		Ltd. Brands, Inc.,
		6.625%, 04/01/21	905,250	0.1
300,000		Marina District Finance
		Co., Inc., 9.500%,
		10/15/15	282,000	0.0
750,000	L	Marina District Finance
		Co., Inc., 9.875%,
		08/15/18	688,125	0.1
875,000		McClatchy Co.,
		11.500%, 02/15/17	850,937	0.1
1,000,000		MGM Mirage, 7.500%,
		06/01/16	962,500	0.1
2,000,000		MGM Resorts
		International, 9.000%,
		03/15/20	2,225,000	0.2
2,000,000		MGM Resorts
		International, 10.000%,
		11/01/16	2,110,000	0.2
3,500,000		MGM Mirage, 7.625%,
		01/15/17	3,351,250	0.4
1,900,000		MGM Resorts
		International, 10.375%,
		05/15/14	2,180,250	0.2
2,275,000		MGM Resorts
		International, 11.125%,
		11/15/17	2,604,875	0.3
2,500,000		Michael Foods, Inc.,
		9.750%, 07/15/18	2,643,750	0.3
1,750,000	L	Michaels Stores, Inc.,
		7.750%, 11/01/18	1,776,250	0.2
EUR 1,250,000		Musketeer GmbH,
		9.500%, 03/15/21	1,621,853	0.2
EUR 400,000		Nara Cable Funding
		Ltd., 8.875%, 12/01/18	456,869	0.0
300,000		Albertson's, Inc.,
		6.570%, 02/23/28	222,750	0.0
1,750,000		Albertson's, Inc.,
		7.750%, 06/15/26	1,448,125	0.2
3,000,000		Nielsen Finance LLC /
		Nielsen Finance Co.,
		7.750%, 10/15/18	$3,255,000	0.4
1,302,000		Nielsen Finance
		LLC/Nielsen Finance
		Co., 11.500%,
		05/01/16	1,497,300	0.2
200,000		Oshkosh Corp.,
		8.250%, 03/01/17	209,000	0.0
200,000		Oshkosh Corp.,
		8.500%, 03/01/20	207,000	0.0
2,000,000	#,L	Petco Animal Supplies,
		Inc., 9.250%, 12/01/18	2,155,000	0.2
2,500,000		Phillips-Van Heusen
		Corp., 7.375%,
		05/15/20	2,725,000	0.3
1,000,000	#	Pittsburgh Glass Works
		LLC, 8.500%, 04/15/16	967,500	0.1
550,000	#	Production Resource
		Group, Inc., 8.875%,
		05/01/19	506,000	0.1
1,000,000		Quebecor Media, Inc.,
		7.750%, 03/15/16	1,032,500	0.1
3,050,000		Quebecor Media, Inc.,
		7.750%, 03/15/16	3,149,125	0.3
2,238,750		Quintiles Transnational
		Corp., 5.000%,
		05/10/18	2,204,195	0.2
1,500,000	#	QVC, Inc., 7.375%,
		10/15/20	1,608,750	0.2
1,500,000	#	QVC, Inc., 7.500%,
		10/01/19	1,616,250	0.2
2,000,000		Regal Entertainment
		Group, 9.125%,
		08/15/18	2,155,000	0.2
2,000,000	#	Reynolds Group
		Issuer, Inc., 9.000%,
		04/15/19	1,910,000	0.2
1,000,000	#	Reynolds Group
		Issuer, Inc. / Reynolds
		Group Issuer LLC /
		Reynolds Group Issuer
		Lu, 7.875%, 08/15/19	1,050,000	0.1
1,000,000	#	Reynolds Group
		Issuer, Inc. / Reynolds
		Group Issuer LLC /
		Reynolds Group Issuer
		Lu, 8.250%, 02/15/21	890,000	0.1
2,250,000	#	Reynolds Group
		Issuer, Inc. / Reynolds
		Group Issuer LLC /
		Reynolds Group Issuer
		Lu, 9.875%, 08/15/19	2,193,750	0.2
500,000	#	Reynolds Group
		Issuer, Inc., 6.875%,
		02/15/21	500,000	0.1
2,500,000	#	Reynolds Group
		Issuer, Inc., 7.125%,
		04/15/19	2,556,250	0.3
1,500,000		Roadhouse Financing,
		Inc., 10.750%,
		10/15/17	1,466,250	0.2
650,000	#	Sally Holdings LLC /
		Sally Capital, Inc.,
		6.875%, 11/15/19	$682,500	0.1
750,000		Scientific Games
		Corp., 8.125%,
		09/15/18	772,500	0.1
5,260,000	±,X	SemGroup Corp.
		Escrow	–	–
675,000	#	Seneca Gaming Corp.,
		8.250%, 12/01/18	663,188	0.1
3,500,000		Spectrum Brands
		Holdings, Inc., 9.500%,
		06/15/18	3,845,625	0.4
750,000	#	Spectrum Brands
		Holdings, Inc., 9.500%,
		06/15/18	824,063	0.1
300,000		Suburban Propane
		Partners L.P./Suburban
		Energy Finance Corp.,
		7.375%, 03/15/20	313,500	0.0
550,000		Tenneco, Inc., 8.125%,
		11/15/15	573,375	0.1
750,000		Tenneco, Inc., 7.750%,
		08/15/18	798,750	0.1
4,998,000		Tomkins LLC /
		Tomkins, Inc., 9.000%,
		10/01/18	5,566,523	0.6
750,000	L	Travelport LLC,
		9.875%, 09/01/14	450,000	0.0
1,650,000		Travelport, LLC,
		11.875%, 09/01/16	486,750	0.1
3,530,000	#	TRW Automotive, Inc.,
		7.250%, 03/15/17	3,794,750	0.4
4,500,000	#		Univision
		Communications, Inc.,
		7.875%, 11/01/20	4,590,000	0.5
2,000,000	#		Univision
		Communications, Inc.,
		6.875%, 05/15/19	1,940,000	0.2
2,000,000		Visant Corp., 10.000%,
		10/01/17	1,840,000	0.2
1,500,000		WMG Acquisition
		Corp., 9.500%,
		06/15/16	1,635,000	0.2
2,000,000		Wynn Las Vegas LLC /
		Wynn Las Vegas
		Capital Corp., 7.750%,
		08/15/20	2,230,000	0.2
EUR 1,500,000		Ziggo Bond Co. BV,
		8.000%, 05/15/18	1,970,491	0.2
			182,823,296	19.8

		Consumer Staples: 3.1%
1,500,000		Alliance One
		International, Inc.,
		10.000%, 07/15/16	1,357,500	0.1
1,100,000		American Stores Co.,
		8.000%, 06/01/26	954,250	0.1
1,250,000	#	Brickman Group
		Holdings, Inc., 9.125%,
		11/01/18	1,118,750	0.1
1,442,000	#	Bumble Bee
		Acquisition Corp.,
		9.000%, 12/15/17	$1,470,840	0.2
2,000,000	&	Catalent Pharma
		Solutions, Inc.,
		9.500%, 04/15/15	2,065,000	0.2
2,000,000		Central Garden and
		Pet Co., 8.250%,
		03/01/18	1,970,000	0.2
1,000,000		Constellation Brands,
		Inc., 7.250%, 05/15/17	1,105,000	0.1
1,000,000		Cott Beverages, Inc.,
		8.125%, 09/01/18	1,085,000	0.1
2,000,000		Del Monte Corp.,
		7.625%, 02/15/19	1,930,000	0.2
2,500,000		Hertz Corp./The,
		6.750%, 04/15/19	2,518,750	0.3
2,500,000		Hertz Corp./The,
		7.375%, 01/15/21	2,553,125	0.3
1,050,000	#	Live Nation
		Entertainment, Inc.,
		8.125%, 05/15/18	1,063,125	0.1
500,000		PHH Corp., 9.250%,
		03/01/16	477,500	0.1
1,500,000	L	Pilgrim's Pride Corp.,
		7.875%, 12/15/18	1,417,500	0.2
250,000		Scotts Miracle-Gro Co.,
		7.250%, 01/15/18	263,750	0.0
750,000	#,L	Simmons Foods, Inc.,
		10.500%, 11/01/17	628,125	0.1
2,500,000		Smithfield Foods, Inc.,
		7.750%, 07/01/17	2,750,000	0.3
1,000,000		TreeHouse Foods, Inc.,
		7.750%, 03/01/18	1,085,000	0.1
3,000,000	L	United Rentals North
		America, Inc., 8.375%,
		09/15/20	2,940,000	0.3
			28,753,215	3.1

		Energy: 11.0%
3,750,000		Aleris International,
		Inc., 7.625%, 02/15/18	3,675,000	0.4
1,500,000		Arch Coal, Inc.,
		7.250%, 10/01/20	1,541,250	0.2
1,250,000	#	Arch Coal, Inc.,
		7.250%, 06/15/21	1,290,625	0.1
2,000,000	#	Arch Coal, Inc.,
		7.000%, 06/15/19	2,050,000	0.2
1,125,000		Berry Petroleum Co.,
		6.750%, 11/01/20	1,141,875	0.1
1,000,000	#	Calpine Corp., 7.875%,
		01/15/23	1,080,000	0.1
600,000	#	Calumet Specialty
		Products Partners
		L.P./Calumet Finance
		Corp., 9.375%,
		05/01/19	585,000	0.1
1,425,000		Chesapeake Energy
		Corp., 7.250%,
		12/15/18	1,581,750	0.2
4,500,000		Chesapeake Energy
		Corp., 9.500%,
		02/15/15	5,175,000	0.6
500,000		Chesapeake Energy
		Corp., 6.625%,
		08/15/20 $538,750	0.1
710,000		Cie Generale de
		Geophysique-Veritas,
		7.750%, 05/15/17	722,425	0.1
100,000		Cie Generale de
		Geophysique-Veritas,
		9.500%, 05/15/16	108,500	0.0
1,250,000		Cie Generale de
		Geophysique - Veritas,
		6.500%, 06/01/21	1,218,750	0.1
276,000	#	Coffeyville Resources
		LLC / Coffeyville
		Finance, Inc., 9.000%,
		04/01/15	293,940	0.0
1,000,000		Colorado Interstate
		Gas Co., 6.850%,
		06/15/37	1,104,427	0.1
2,100,000		Concho Resources,
		Inc./Midland TX,
		6.500%, 01/15/22	2,205,000	0.2
1,750,000		Consol Energy, Inc.,
		8.250%, 04/01/20	1,942,500	0.2
3,000,000		Consol Energy, Inc.,
		8.000%, 04/01/17	3,300,000	0.4
275,000		Continental Resources,
		Inc., 7.375%, 10/01/20	301,125	0.0
50,000		Continental Resources,
		Inc., 8.250%, 10/01/19	55,250	0.0
1,500,000		Continental Resources,
		Inc./OK, 7.125%,
		04/01/21	1,635,000	0.2
700,000		Covanta Holding Corp.,
		7.250%, 12/01/20	739,112	0.1
1,500,000		Denbury Resources,
		Inc., 8.250%, 02/15/20	1,683,750	0.2
1,000,000		Denbury Resources,
		Inc., 9.750%, 03/01/16	1,107,500	0.1
150,000		El Paso Corp., 8.050%,
		10/15/30	175,500	0.0
500,000		El Paso Natural Gas
		Co., 5.950%, 04/15/17	564,062	0.1
625,000		El Paso Pipeline
		Partners Operating Co.
		LLC, 6.500%, 04/01/20	691,732	0.1
1,850,000		Energy Transfer Equity
		L.P., 7.500%, 10/15/20	2,030,375	0.2
4,500,000		Enterprise Products
		Operating L.P.,
		8.375%, 08/01/66	4,819,572	0.5
2,000,000	#	Expro Finance
		Luxembourg SCA,
		8.500%, 12/15/16	1,770,000	0.2
2,000,000	#	FMG Resources
		August 2006 Pty Ltd.,
		7.000%, 11/01/15	2,030,000	0.2
2,000,000	#	FMG Resources
		August 2006 Pty Ltd.,
		8.250%, 11/01/19	2,045,000	0.2
750,000		Forest Oil Corp.,
		7.250%, 06/15/19	768,750	0.1
1,500,000		Forest Oil Corp.,
		8.500%, 02/15/14 $	1,642,500	0.2
4,000,000		Kinder Morgan Finance
		Co. ULC, 5.700%,
		01/05/16	4,110,000	0.5
2,050,000		Linn Energy LLC/Linn
		Energy Finance Corp.,
		8.625%, 04/15/20	2,234,500	0.2
600,000		MarkWest Energy
		Partners L.P. /
		MarkWest Energy
		Finance Corp.,
		6.750%, 11/01/20	631,500	0.1
1,050,000		Newfield Exploration
		Co., 6.875%, 02/01/20	1,128,750	0.1
2,250,000		Newfield Exploration
		Co., 7.125%, 05/15/18	2,413,125	0.3
2,000,000	#	NFR Energy LLC/NFR
		Energy Finance Corp.,
		9.750%, 02/15/17	1,810,000	0.2
4,000,000		Novelis, Inc./GA,
		8.750%, 12/15/20	4,310,000	0.5
1,000,000		Oasis Petroleum, Inc.,
		6.500%, 11/01/21	997,500	0.1
2,000,000	#	OGX Petroleo e Gas
		Participacoes SA,
		8.500%, 06/01/18	1,980,000	0.2
500,000		Peabody Energy Corp.,
		6.500%, 09/15/20	527,500	0.1
1,250,000	#	Peabody Energy Corp.,
		6.000%, 11/15/18	1,281,250	0.1
1,000,000	#	Peabody Energy Corp.,
		6.250%, 11/15/21	1,040,000	0.1
3,500,000		Petrohawk Energy
		Corp., 7.250%,
		08/15/18	3,955,000	0.4
1,500,000		PetroHawk Energy
		Corp., 10.500%,
		08/01/14	1,676,250	0.2
1,500,000		Plains Exploration &
		Production Co.,
		6.625%, 05/01/21	1,582,500	0.2
1,250,000		Plains Exploration &
		Production Co.,
		6.750%, 02/01/22	1,315,625	0.1
2,500,000		Plains Exploration &
		Production Co.,
		7.625%, 04/01/20	2,718,750	0.3
750,000		Precision Drilling Corp.,
		6.625%, 11/15/20	770,625	0.1
1,000,000		Quicksilver Resources,
		Inc., 11.750%,
		01/01/16	1,140,000	0.1
1,000,000		Range Resources
		Corp., 6.750%,
		08/01/20	1,115,000	0.1
1,000,000		Range Resources
		Corp., 5.750%,
		06/01/21	1,087,500	0.1
1,475,000		Regency Energy
		Partners L.P. /
		Regency Energy
		Finance Corp.,
		6.875%, 12/01/18	$1,574,562	0.2
5,000,000		SandRidge Energy,
		Inc., 7.500%, 03/15/21	4,987,500	0.5
4,000,000		Sonat, Inc., 7.000%,
		02/01/18	4,184,188	0.5
338,000		Thermon Industries,
		Inc., 9.500%, 05/01/17	365,885	0.0
600,000		Whiting Petroleum
		Corp., 6.500%,
		10/01/18	630,000	0.1
			101,181,530	11.0

		Financials: 13.5%
2,220,603		AES Ironwood, LLC,
		8.857%, 11/30/25	2,253,912	0.3
682,261		AES Red Oak, LLC,
		8.540%, 11/30/19	706,140	0.1
3,000,000		Ally Financial, Inc.,
		8.000%, 11/01/31	2,838,264	0.3
2,500,000		Ally Financial, Inc.,
		7.500%, 12/31/13	2,575,000	0.3
1,500,000		Ally Financial, Inc.,
		7.500%, 09/15/20	1,520,625	0.2
5,000,000		Ally Financial, Inc.,
		8.300%, 02/12/15	5,287,500	0.6
2,000,000	Z	Ally Financial, Inc.,
		06/15/15	1,485,000	0.2
1,000,000		American General
		Finance Corp.,
		4.875%, 07/15/12	962,500	0.1
4,000,000		American International
		Group, Inc., 8.175%,
		05/15/58	3,600,000	0.4
GBP 1,000,000		American International
		Group, Inc., 8.625%,
		05/22/38	1,257,920	0.1
1,215,000		Bank of America Corp.,
		6.000%, 09/01/17	1,188,285	0.1
GBP 2,000,000		Barclays Bank PLC,
		14.000%, 11/29/49	3,525,283	0.4
6,249,632		CIT Group, Inc.,
		7.000%, 05/01/15	6,269,943	0.7
7,500,387		CIT Group, Inc.,
		7.000%, 05/01/16	7,509,762	0.8
2,611,142		CIT Group, Inc.,
		7.000%, 05/01/17	2,614,406	0.3
1,150,000	L	Credit Agricole S.A.,
		9.750%, 06/29/49	979,800	0.1
350,000		E*Trade Financial
		Corp., 6.750%,
		06/01/16	341,250	0.0
1,000,000		Ford Motor Credit Co.,
		LLC, 5.625%, 09/15/15	1,037,621	0.1
2,000,000		Ford Motor Credit Co.,
		LLC, 6.625%, 08/15/17	2,180,196	0.2
4,475,000		Ford Motor Credit Co.,
		LLC, 8.000%, 06/01/14	4,874,112	0.5
1,000,000		Ford Motor Credit Co.,
		LLC, 8.700%, 10/01/14	1,119,242	0.1
10,825,000		Ford Motor Credit Co.,
		LLC, 8.000%, 12/15/16	$12,311,749	1.3
1,000,000		Ford Motor Credit Co.,
		LLC, 8.125%, 01/15/20	1,180,461	0.1
1,600,000		Ford Motor Credit Co.,
		LLC, 12.000%,
		05/15/15	1,972,264	0.2
1,375,000	#	Fresenius US Finance
		II, Inc., 9.000%,
		07/15/15	1,548,594	0.2
EUR 1,500,000		GMAC International
		Finance BV, 7.500%,
		04/21/15	1,854,009	0.2
EUR 1,000,000		HBOS PLC, 2.071%,
		03/29/16	986,216	0.1
500,000	#	Host Hotels & Resorts
		L.P., 6.000%, 10/01/21	513,750	0.1
2,500,000		Host Hotels & Resorts,
		Inc., 6.000%, 11/01/20	2,568,750	0.3
1,000,000		International Lease
		Finance Corp.,
		5.875%, 05/01/13	990,000	0.1
750,000		International Lease
		Finance Corp.,
		6.250%, 05/15/19	693,637	0.1
1,250,000	#	International Lease
		Finance Corp.,
		6.750%, 09/01/16	1,287,500	0.1
2,250,000	#	International Lease
		Finance Corp.,
		7.125%, 09/01/18	2,340,000	0.3
3,000,000		International Lease
		Finance Corp.,
		8.625%, 09/15/15	3,086,250	0.3
3,000,000		International Lease
		Finance Corp.,
		8.750%, 03/15/17	3,097,500	0.3
EUR 800,000		Intesa Sanpaolo
		S.p.A., 8.047%,
		06/29/49	670,938	0.1
1,000,000		International Lease
		Finance Corp.,
		8.250%, 12/15/20	1,012,500	0.1
EUR 1,150,000		LBG Capital No.1 PLC,
		6.439%, 05/23/20	1,014,853	0.1
GBP 550,000		LBG Capital No.1 PLC,
		7.869%, 08/25/20	636,337	0.1
3,350,000	#	LBG Capital No.1 PLC,
		7.875%, 11/01/20	2,572,800	0.3
500,000	#	LBG Capital No.1 PLC,
		8.000%, 12/29/49	365,000	0.0
499,200	#,±	Lehman Brothers
		Holdings, Inc., 8.160%,
		05/30/09	63,263	0.0
2,084,000	#	NSG Holdings, LLC,
		7.750%, 12/15/25	2,146,520	0.2
4,000,000		Pinnacle Foods
		Finance LLC /
		Pinnacle Foods
		Finance Corp.,
		8.250%, 09/01/17	4,180,000	0.5
750,000	#	QBE Capital Funding
		III Ltd.., 7.250%,
		05/24/41	$661,261	0.1

EUR 500,000		RBS Capital Trust A,
		6.467%, 12/29/49	329,386	0.0
3,250,000		Regions Financial
		Corp., 7.750%,
		11/10/14	3,298,750	0.4
3,700,000	#	Reynolds Group
		Issuer, Inc., 9.250%,
		05/15/18	3,561,250	0.4
1,000,000	#	Reynolds Group DL
		Escrow, Inc./Reynolds
		Group Escrow LLC,
		8.750%, 10/15/16	1,057,500	0.1
EUR 1,000,000		Reynolds Group
		Issuer, Inc. / Reynolds
		Group Issuer LLC /
		Reynolds Group Issuer
		Lu, 8.000%, 12/15/16	1,106,581	0.1
1,750,000	#	Royal Bank of Scotland
		PLC, 6.990%, 10/29/49	1,104,688	0.1
3,100,000		Royal Bank of Scotland
		Group PLC, 7.640%,
		03/31/49	1,677,875	0.2
275,000		SLM Corp., 0.718%,
		01/27/14	248,722	0.0
2,075,000		SLM Corp., 8.450%,
		06/15/18	2,147,625	0.2
750,000		SLM Corp., 8.000%,
		03/25/20	759,375	0.1
275,000		Smurfit Kappa Funding
		PLC, 7.750%, 04/01/15	276,375	0.0
375,000	#	Societe Generale,
		5.922%, 12/31/49	228,487	0.0
2,500,000		Springleaf Finance
		Corp., 6.900%,
		12/15/17	1,812,500	0.2
GBP 200,000		Towergate Finance
		PLC, 8.500%, 02/15/18	274,879	0.0
GBP 300,000		Towergate Finance
		PLC, 10.500%,
		02/15/19	377,376	0.1
970,000		UBS Preferred Funding
		Trust V, 6.243%,
		05/29/49	830,562	0.1
EUR 1,500,000		UPCB Finance Ltd.,
		7.625%, 01/15/20	1,926,810	0.2
2,000,000		Vodafone Bank,
		6.875%, 08/11/15	1,978,334	0.2
			124,877,988	13.5

		Health Care: 9.3%
1,800,000		Alere, Inc., 8.625%,
		10/01/18	1,782,000	0.2
450,000		American Renal
		Holdings, 8.375%,
		05/15/18	474,750	0.1
2,500,000		Bausch & Lomb, Inc.,
		9.875%, 11/01/15	2,637,500	0.3
3,000,000	&	Biomet, Inc., 10.375%,
		10/15/17	3,262,500	0.4
2,409,000	L	Community Health
		Systems, Inc., 8.875%,
		07/15/15	2,493,315	0.3
237,321		CHS/Community
		Health Systems, Inc.,
		4.023%, 01/25/17	230,103	0.0
44,884		Community Health
		Systems, Inc. - TL B,
		2.546%, 07/25/14	43,658	0.0
590,556		Community Health
		Systems, Inc. - TL B,
		2.773%, 07/25/14	574,422	0.1
82,253		Community Health
		Systems, Inc. - TL B,
		3.796%, 01/25/17	79,751	0.0
34,474		Community Health
		Systems, Inc. - TL DD,
		2.546%, 07/25/14	33,532	0.0
2,000,000	#	ConvaTec Healthcare
		SA, 10.500%, 12/15/18	1,795,000	0.2
1,025,000		DaVita, Inc., 6.375%,
		11/01/18	1,051,906	0.1
3,000,000		DaVita, Inc., 6.625%,
		11/01/20	3,097,500	0.3
4,000,000		DJO Finance LLC /
		DJO Finance Corp.,
		7.750%, 04/15/18	3,090,000	0.3
1,500,000		Endo Pharmaceuticals
		Holdings, Inc., 7.000%,
		07/15/19	1,605,000	0.2
1,750,000		Grifols, Inc., 8.250%,
		02/01/18	1,846,250	0.2
1,500,000		HCA Holdings, Inc.,
		7.750%, 05/15/21	1,533,750	0.2
500,000		HCA, Inc., 7.875%,
		02/15/20	542,500	0.1
3,750,000		HCA, Inc., 6.500%,
		02/15/20	3,900,000	0.4
2,650,000		HCA, Inc., 7.250%,
		09/15/20	2,809,000	0.3
3,500,000		HCA, Inc., 7.500%,
		02/15/22	3,587,500	0.4
2,000,000	L	HCA, Inc., 8.000%	,
		10/01/18	2,120,000	0.2
3,500,000		HCA, Inc., 8.500%,
		04/15/19	3,850,000	0.4
1,000,000	#	Health Management
		Associates, Inc.,
		7.375%, 01/15/20	1,042,500	0.1
2,000,000		Kinetic Concepts, Inc. -
		TL B, 7.000%,
		01/12/18	2,020,550	0.2
1,000,000	#	Multiplan, Inc., 9.875%,
		09/01/18	1,045,000	0.1
875,000	#	Mylan, Inc./PA,
		7.625%, 07/15/17	959,219	0.1
3,000,000	#	Mylan, Inc./PA,
		7.875%, 07/15/20	3,326,250	0.4
2,000,000		NBTY, Inc., 9.000%,
		10/01/18	2,210,000	0.2
1,000,000		Pharmaceutical
		Product Development,
		6.250%, 10/10/18	$998,750	0.1
1,750,000	#	STHI Holding Corp.,
		8.000%, 03/15/18	1,806,875	0.2
2,020,000		Tenet Healthcare
		Corp., 10.000%,
		05/01/18	2,317,950	0.2
1,000,000		Tenet Healthcare
		Corp., 8.000%,
		08/01/20	1,006,250	0.1
1,000,000		Universal Health
		Services, Inc., 7.000%,
		10/01/18	1,042,500	0.1
1,000,000	#		Valeant
		Pharmaceuticals
		International, 6.750%,
		10/01/17	1,003,750	0.1
2,150,000	#		Valeant
		Pharmaceuticals
		International, 6.875%,
		12/01/18	2,155,375	0.2
500,000	#		Valeant
		Pharmaceuticals
		International, 6.500%,
		07/15/16	501,875	0.1
4,000,000	#		Valeant
		Pharmaceuticals
		International, 7.000%,
		10/01/20	3,970,000	0.4
500,000	#		Valeant
		Pharmaceuticals
		International, 7.250%,
		07/15/22	487,500	0.1
3,500,000		Vanguard Health
		Holding Co. II
		LLC/Vanguard Holding
		Co. II, Inc., 8.000%,
		02/01/18	3,491,250	0.4
5,000,000		Warner Chilcott Co.
		LLC / Warner Chilcott
		Finance LLC, 7.750%,
		09/15/18	5,131,250	0.6
			85,676,781	9.3

		Industrials: 6.7%
2,500,000	#	Aguila 3 SA, 7.875%,
		01/31/18	2,437,500	0.3
750,000		American Tire
		Distributors, Inc.,
		9.750%, 06/01/17	776,250	0.1
2,000,000	#	AMGH Merger Sub,
		Inc., 9.250%, 11/01/18	2,070,000	0.2
500,000	#	Amsted Industries, Inc.,
		8.125%, 03/15/18	532,500	0.1
2,000,000	L	Associated Materials
		LLC, 9.125%, 11/01/17	1,755,000	0.2
2,000,000	#	Aviation Capital,
		7.125%, 10/15/20	1,937,754	0.2
1,500,000		BE Aerospace, Inc.,
		6.875%, 10/01/20	1,642,500	0.2
2,250,000		Berry Plastics Corp.,
		9.750%, 01/15/21	2,255,625	0.2
EUR 1,400,000		Bombardier, Inc.,
		6.125%, 05/15/21	$1,712,289	0.2
1,400,000	#	Bombardier, Inc.,
		7.500%, 03/15/18	1,505,000	0.2
1,600,000	#	C8 Capital SPV Ltd.,
		6.640%, 12/31/49	880,000	0.1
750,000	#	Calcipar SA, 6.875%,
		05/01/18	678,750	0.1
3,500,000	#	Calpine Corp., 7.500%,
		02/15/21	3,762,500	0.4
1,000,000		Celanese US Holdings
		LLC, 5.875%, 06/15/21	1,033,750	0.1
1,000,000		Celanese US Holdings
		LLC, 6.625%, 10/15/18	1,067,500	0.1
1,250,000	#,L	Cemex SAB de CV,
		9.000%, 01/11/18	1,003,125	0.1
750,000		CF Industries, Inc.,
		6.875%, 05/01/18	860,625	0.1
1,750,000	#	CMA CGM SA,
		8.500%, 04/15/17	783,125	0.1
270,783		Continental Airlines,
		Inc., 6.920%, 04/02/13	269,545	0.0
119,666		Continental Airlines,
		Inc., 7.373%, 12/15/15	116,818	0.0
1,000,000		Corrections Corp. of
		America, 7.750%,
		06/01/17	1,090,000	0.1
2,000,000		Esterline Technologies
		Corp., 7.000%,
		08/01/20	2,120,000	0.2
750,000		Florida East Coast
		Railway Corp., 8.125%,
		02/01/17	744,375	0.1
EUR 400,000	L	Grohe Holding GmbH,
		5.426%, 09/15/17	460,752	0.1
850,000	#	Huntington Ingalls
		Industries, Inc.,
		6.875%, 03/15/18	837,250	0.1
1,750,000		Interactive Data Corp.,
		10.250%, 08/01/18	1,898,750	0.2
989,000		Lyondell Chemical Co.,
		8.000%, 11/01/17	1,085,428	0.1
2,050,000		Manitowoc Co., Inc.,
		8.500%, 11/01/20	2,170,437	0.2
2,000,000	#,L	Masonite International
		Corp., 8.250%,
		04/15/21	1,970,000	0.2
1,250,000	#	Polymer Group, Inc.,
		7.750%, 02/01/19	1,300,000	0.1
1,000,000		Polypore International,
		Inc., 7.500%, 11/15/17	1,040,000	0.1
5,750,000		RBS Global, Inc. and
		Rexnord Corp.,
		8.500%, 05/01/18	6,123,750	0.7
750,000	L	RBS Global, Inc. and
		Rexnord Corp.,
		11.750%, 08/01/16	791,250	0.1
892,000	#	Roofing Supply Group
		LLC / Roofing Supply
		Finance, Inc., 8.625%,
		12/01/17	914,300	0.1
1,000,000		SPX Corp., 6.875%,
		09/01/17	1,085,000	0.1
5,500,000		TransDigm, Inc.,
		7.750%, 12/15/18	$5,940,000	0.6
76,786		UAL 2009-1 Pass
		Through Trust,
		10.400%, 11/01/16	84,940	0.0
2,134,421		United Airlines, Inc.,
		9.750%, 01/15/17	2,305,174	0.2
2,250,000	&	VWR Funding, Inc.,
		10.250%, 07/15/15	2,334,375	0.3
500,000	#	WCA Waste Corp.,
		7.500%, 06/15/19	507,500	0.1
			61,883,437	6.7

		Information Technology: 3.1%
2,000,000		Advanced Micro
		Devices, Inc., 7.750%,
		08/01/20	2,065,000	0.2
1,250,000	#	Audatex North
		America, Inc., 6.750%,
		06/15/18	1,268,750	0.1
250,000		Brocade
		Communications
		Systems, Inc., 6.625%,
		01/15/18	261,250	0.0
1,250,000		Brocade
		Communications
		Systems, Inc., 6.875%,
		01/15/20	1,337,500	0.1
2,500,000		Crown Castle
		International Corp.,
		7.125%, 11/01/19	2,712,500	0.3
1,250,000		Fidelity National
		Information Services,
		Inc., 7.625%, 07/15/17	1,359,375	0.1
1,762,369		First Data Corp.,
		3.044%, 09/24/14	1,596,168	0.2
337,000		First Data Corp.,
		12.625%, 01/15/21	294,875	0.0
2,000,000	#,L	First Data Corp.,
		8.250%, 01/15/21	1,800,000	0.2
76,000		First Data Corp.,
		9.875%, 09/24/15	71,820	0.0
2,000,000	#	Insight.com, 9.375%,
		07/15/18	2,295,000	0.3
775,000		Mantech International
		Corp., 7.250%,
		04/15/18	793,406	0.1
575,000	L	NXP BV/NXP Funding,
		LLC, 3.330%, 10/15/13	577,156	0.1
1,500,000	#	Sensata Technologies
		BV, 6.500%, 05/15/19	1,488,750	0.2
500,000		SunGard Data
		Systems, Inc.,
		10.625%, 05/15/15	535,000	0.1
2,500,000		SunGard Data
		Systems, Inc., 7.375%,
		11/15/18	2,571,875	0.3
2,000,000		SunGard Data
		Systems, Inc., 7.625%,
		11/15/20	2,065,000	0.2
EUR 1,000,000		UPC Holding BV,
		8.000%, 11/01/16	1,294,247	0.1
EUR 3,500,000		UPC Holding BV,
		8.375%, 08/15/20	$4,292,047	0.5
			28,679,719	3.1

		Materials: 8.6%
794,731	#,&	ARD Finance SA,
		11.125%, 06/01/18	683,469	0.1
EUR 1,250,000		Ardagh Packaging
		Finance Plc, 7.375%,
		10/15/17	1,593,542	0.2
EUR 1,500,000	L	Ardagh Packaging
		Finance Plc, 9.250%,
		10/15/20	1,761,794	0.2
1,000,000		Berry Plastics Corp.,
		5.330%, 02/15/15	992,500	0.1
1,000,000	L	Berry Plastics Corp.,
		9.500%, 05/15/18	1,010,000	0.1
1,125,000	#	Building Materials
		Corp. of America,
		6.875%, 08/15/18	1,186,875	0.1
1,000,000	#	Building Materials
		Corp. of America,
		7.000%, 02/15/20	1,080,000	0.1
375,000	#	Building Materials
		Corp. of America,
		7.500%, 03/15/20	406,875	0.0
2,000,000	#	Building Materials
		Corp. of America,
		6.750%, 05/01/21	2,105,000	0.2
1,500,000		Case New Holland,
		Inc., 7.875%, 12/01/17	1,702,500	0.2
2,000,000		CF Industries, Inc.,
		7.125%, 05/01/20	2,370,000	0.3
1,500,000		Chemtura Corp.,
		7.875%, 09/01/18	1,552,500	0.2
EUR 225,000		Crown European
		Holdings SA, 7.125%,
		08/15/18	296,302	0.0
1,196,000	#,L	Fibria Overseas
		Finance Ltd., 7.500%,
		05/04/20	1,175,070	0.1
3,615,000		Georgia-Pacific Corp.,
		7.375%, 12/01/25	4,466,669	0.5
4,000,000		Georgia-Pacific Corp.,
		8.000%, 01/15/24	5,136,900	0.6
550,000	#	Georgia-Pacific Corp.,
		8.250%, 05/01/16	611,261	0.1
2,500,000		Graphic Packaging
		International Corp.,
		7.875%, 10/01/18	2,675,000	0.3
500,000		Griffon Corp., 7.125%,
		04/01/18	497,500	0.1
5,000,000		Hexion US Finance
		Corp. / Hexion Nova
		Scotia Finance ULC,
		8.875%, 02/01/18	4,712,500	0.5
2,000,000		Hexion US Finance
		Corp. / Hexion Nova
		Scotia Finance ULC,
		9.000%, 11/15/20	1,660,000	0.2
4,000,000	L	Huntsman International
		LLC, 8.625%, 03/15/21	4,260,000	0.5
EUR 500,000		Ineos Finance PLC,
		9.250%, 05/15/15 $640,652	0.1
1,000,000	#	Ineos Finance PLC,
		9.000%, 05/15/15	1,020,000	0.1
2,750,000	#	Ineos Group Holdings
		PLC, 8.500%, 02/15/16	2,200,000	0.2
2,000,000	#	Kinove German
		Bondco GmbH,
		9.625%, 06/15/18	1,910,000	0.2
2,308,333		Lyondell Chemical Co.,
		11.000%, 05/01/18	2,533,395	0.3
700,000		Momentive
		Performance Materials,
		Inc., 9.000%, 01/15/21	535,500	0.1
725,000		Mueller Water
		Products, Inc., 8.750%,
		09/01/20	791,156	0.1
1,250,000	#	Nalco Co., 6.625%,
		01/15/19	1,446,875	0.2
3,250,000		Novelis, Inc./GA,
		8.375%, 12/15/17	3,469,375	0.4
EUR 950,000	L	OXEA Finance/Cy
		SCA, 9.625%, 07/15/17	1,217,239	0.1
1,300,000	#	OXEA Finance,
		9.500%, 07/15/17	1,306,500	0.1
750,000	#	Packaging Dynamics
		Corp., 8.750%,
		02/01/16	753,750	0.1
EUR 1,000,000	L	Pregis Corp., 6.267%,
		04/15/13	1,268,362	0.1
900,000	#	Rain CII Carbon LLC
		and CII Carbon Corp.,
		8.000%, 12/01/18	906,750	0.1
1,950,000	#	Rhodia S.A., 6.875%,
		09/15/20	2,135,250	0.2
1,750,000	#	Sealed Air Corp.,
		8.125%, 09/15/19	1,925,000	0.2
2,000,000	#	Sealed Air Corp.,
		8.375%, 09/15/21	2,220,000	0.2
500,000		Smurfit Capital Funding
		PLC, 7.500%, 11/20/25	475,000	0.1
200,000		Steel Dynamics, Inc.,
		7.750%, 04/15/16	209,500	0.0
250,000		Steel Dynamics, Inc.,
		7.625%, 03/15/20	265,000	0.0
EUR 1,000,000	L	Styrolution GmbH,
		7.625%, 05/15/16	912,444	0.1
1,250,000		Targa Resources
		Partners L.P. / Targa
		Resources Partners
		Finance Corp.,
		7.875%, 10/15/18	1,325,000	0.1
4,000,000		Teck Resources Ltd.,
		10.750%, 05/15/19	4,886,480	0.5
359,000		Teck Resources Ltd.,
		10.250%, 05/15/16	413,219	0.0
1,050,000	#	USG Corp., 8.375%,
		10/15/18	971,250	0.1
1,000,000	#	Vertellus Specialties,
		Inc., 9.375%, 10/01/15	770,000	0.1
EUR 600,000		Xefin Lux SCA,
		8.000%, 06/01/18	$706,659	0.1
			79,150,613	8.6

		Telecommunications: 8.8%
2,000,000	#	Avaya, Inc., 7.000%,
		04/01/19	1,950,000	0.2
3,000,000	#	CommScope, Inc.,
		8.250%, 01/15/19	3,015,000	0.3
50,000		Crown Castle
		International Corp.,
		9.000%, 01/15/15	54,437	0.0
4,750,000	#	Digicel Ltd., 8.250%,
		09/01/17	4,821,250	0.5
600,000	#	EH Holding Corp.,
		6.500%, 06/15/19	628,500	0.1
750,000	#	EH Holding Corp.,
		7.625%, 06/15/21	791,250	0.1
2,000,000		Frontier
		Communications Co.,
		9.000%, 08/15/31	1,835,000	0.2
1,225,000		Frontier
		Communications Corp.,
		7.000%, 11/01/25	955,500	0.1
1,950,000		Frontier
		Communications Corp.,
		7.125%, 03/15/19	1,911,000	0.2
300,000		Frontier
		Communications Corp.,
		8.250%, 04/15/17	308,250	0.0
825,000		Frontier
		Communications Corp.,
		8.500%, 04/15/20	848,719	0.1
1,000,000		Frontier
		Communications Corp.,
		7.875%, 04/15/15	1,018,750	0.1
1,500,000		Intelsat Jackson
		Holdings Ltd., 9.500%,
		06/15/16	1,571,250	0.2
2,500,000		Intelsat Jackson
		Holdings SA, 7.250%,
		10/15/20	2,543,750	0.3
3,000,000	#	Intelsat Jackson
		Holdings SA, 7.250%,
		04/01/19	3,052,500	0.3
1,500,000	#	Intelsat Jackson
		Holdings SA, 7.500%,
		04/01/21	1,520,625	0.2
3,650,000		Intelsat Jackson
		Holdings SA, 8.500%,
		11/01/19	3,878,125	0.4
1,353,515	&	Intelsat Luxembourg
		S.A., 11.500%,
		02/04/17	1,309,526	0.2
1,000,000		Intelsat Luxembourg
		S.A., 11.250%,
		02/04/17	970,000	0.1
2,500,000		MetroPCS Wireless,
		Inc., 6.625%, 11/15/20	2,337,500	0.3
1,000,000		Newsday LLC,
		10.500%, 08/01/13	1,035,000	0.1
1,100,000		Northwestern Bell
		Telephone, 7.750%,
		05/01/30	$1,211,455	0.1
5,228,000		Qwest
		Communications
		International, Inc.,
		7.500%, 02/15/14	5,260,806	0.6
5,500,000		Sprint Capital Corp.,
		6.900%, 05/01/19	4,551,250	0.5
6,000,000		Sprint Capital Corp.,
		8.750%, 03/15/32	4,882,500	0.5
3,500,000		Sprint Nextel Corp.,
		6.000%, 12/01/16	2,922,500	0.3
1,415,000		Sprint Nextel Corp.,
		8.375%, 08/15/17	1,275,269	0.1
1,000,000		Syniverse Holdings,
		Inc., 9.125%, 01/15/19	1,060,000	0.1
EUR 1,500,000		Telenet Finance
		Luxembourg SCA,
		6.375%, 11/15/20	1,870,996	0.2
3,025,000		Telesat Canada /
		Telesat LLC, 11.000%,
		11/01/15	3,263,219	0.4
600,000		Telesat Canada /
		Telesat LLC, 12.500%,
		11/01/17	673,500	0.1
500,000		TW Telecom Holdings,
		Inc., 8.000%, 03/01/18	535,000	0.1
1,000,000	#	UPCB Finance V Ltd.,
		7.250%, 11/15/21	1,017,500	0.1
1,500,000	#	Vimpel
		Communications Via
		VIP Finance Ireland
		Ltd.. OJSC, 7.748%,
		02/02/21	1,290,000	0.1
1,000,000	#	VimpelCom Holdings
		BV, 7.504%, 03/01/22	845,000	0.1
2,350,000		Virgin Media Finance
		PLC, 9.500%, 08/15/16	2,649,625	0.3
140,652		Vodafone Group PLC,
		6.875%, 08/11/15	139,128	0.0
1,650,000	#	Wind Acquisition
		Finance S.A., 7.250%,
		02/15/18	1,505,625	0.2
4,000,000	#	Wind Acquisition
		Finance S.A.,
		11.750%, 07/15/17	3,600,000	0.4
2,500,000		Windstream Corp.,
		7.750%, 10/15/20	2,596,875	0.3
1,000,000		Windstream Corp.,
		7.875%, 11/01/17	1,087,500	0.1
1,000,000	L	Windstream Corp.,
		7.750%, 10/01/21	1,030,000	0.1
EUR 950,000		Ziggo Finance BV,
		6.125%, 11/15/17	1,244,904	0.1
			80,868,584	8.8

		Utilities: 4.0%
2,000,000		AES Corp., 8.000%,
		10/15/17	2,210,000	0.2
1,250,000	#	AES Corp., 7.375%,
		07/01/21	1,353,125	0.1
1,500,000		AES Corp., 8.000%,
		06/01/20 $1,657,500	0.2
3,000,000	#	Calpine Corp., 7.875%,
		07/31/20	3,247,500	0.3
2,500,000		Energy Future
		Holdings Corp.,
		10.000%, 01/15/20	2,637,500	0.3
1,000,000		Energy Future
		Intermediate Holding
		Co. LLC / EFIH
		Finance, Inc.,
		10.000%, 12/01/20	1,060,000	0.1
3,125,000	#	Intergen NV, 9.000%,
		06/30/17	3,304,688	0.4
500,000	#	Ipalco Enterprises, Inc.,
		7.250%, 04/01/16	542,500	0.1
1,751,167		Midwest Generation,
		LLC, 8.560%, 01/02/16	1,768,678	0.2
5,075,000	L	NRG Energy, Inc.,
		7.375%, 01/15/17	5,278,000	0.6
2,000,000		NRG Energy, Inc.,
		7.625%, 01/15/18	2,010,000	0.2
500,000	#	NRG Energy, Inc.,
		7.875%, 05/15/21	490,000	0.1
4,000,000		NRG Energy, Inc.,
		8.250%, 09/01/20	4,040,000	0.4
2,501,865	#	Tenaska Alabama
		Partners LP, 7.000%,
		06/30/21	2,639,468	0.3
7,865,907		Texas Competitive
		Electric Holdings Co.
		LLC, 4.795%, 10/10/17	5,007,963	0.5
			37,246,922	4.0

	Total Corporate
	Bonds/Notes
	(Cost $784,806,445)		811,142,085	87.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.1%
79,348		American Home
		Mortgage Assets,
		0.484%, 05/25/46	35,842	0.0
108,852		American Home
		Mortgage Assets,
		0.504%, 10/25/46	44,155	0.0
1,496,230		American Home
		Mortgage Assets,
		1.128%, 11/25/46	550,140	0.1
761,277	+	American Home
		Mortgage Assets,
		6.250%, 06/25/37	334,867	0.1
30,427		American Home
		Mortgage Investment
		Trust, 2.301%,
		09/25/45	21,951	0.0
119,936		Banc of America
		Alternative Loan Trust,
		0.694%, 05/25/35	78,052	0.0
598,498		Banc of America
		Funding Corp.,
		2.866%, 03/20/36	383,802	0.1
61,620	Bear Stearns
	Adjustable Rate
	Mortgage Trust,
	5.131%, 05/25/47	$37,695	0.0
42,294	Chase Mortgage
	Finance Corp.,
	2.498%, 03/25/37	29,771	0.0
119,291	Citigroup Mortgage
	Loan Trust, Inc.,
	5.611%, 09/25/37	67,584	0.0
192,529	Countrywide
	Alternative Loan Trust,
	0.480%, 12/20/46	88,544	0.0
21,713	Countrywide
	Alternative Loan Trust,
	0.554%, 07/25/35	11,601	0.0
55,001	Countrywide
	Alternative Loan Trust,
	4.796%, 02/25/37	31,823	0.0
490,775	Countrywide
	Alternative Loan Trust,
	5.576%, 11/25/35	258,260	0.0
228,511	Countrywide
	Alternative Loan Trust,
	6.000%, 11/25/36	133,369	0.0
64,228	Countrywide
	Alternative Loan Trust,
	6.500%, 11/25/37	49,473	0.0
574,075	Countrywide Home
	Loan Mortgage Pass-
	through Trust, 0.634%,
	03/25/36	197,561	0.0
514,871	Countrywide Home
	Loan Mortgage Pass-
	through Trust, 5.096%,
	10/20/35	351,362	0.1
2,740,462	First Horizon
	Alternative Mortgage
	Securities, 2.250%,
	09/25/35	1,644,355	0.2
476,859	Greenpoint Mortgage
	Funding Trust, 0.614%,
	09/25/46	53,321	0.0
46,972	GSR Mortgage Loan
	Trust, 2.765%,
	01/25/36	32,693	0.0
772,543	Harborview Mortgage
	Loan Trust, 0.525%,
	03/19/36	404,900	0.1
58,901	Harborview Mortgage
	Loan Trust, 0.465%,
	07/19/46	29,802	0.0
451,006	Harborview Mortgage
	Loan Trust, 5.750%,
	08/19/36	230,899	0.0
1,298,909	Indymac Index
	Mortgage Loan Trust,
	5.110%, 11/25/35	885,340	0.1
314,672	JPMorgan Mortgage
	Trust, 4.856%,
	04/25/35	284,567	0.0
59,731	Luminent Mortgage
	Trust, 0.464%,
	12/25/36	$33,050	0.0
33,050	MASTR Adjustable
	Rate Mortgages Trust,
	0.504%, 04/25/46	15,548	0.0
50,510	Merrill Lynch
	Mortgage-Backed
	Securities, 5.261%,
	04/25/37	32,231	0.0
529,520	Residential Accredit
	Loans, Inc., 0.454%,
	01/25/37	282,971	0.0
1,240,673	Structured Adjustable
	Rate Mortgage Loan
	Trust, 2.533%,
	09/25/35	939,879	0.1
399,682	Structured Adjustable
	Rate Mortgage Loan
	Trust, 5.729%,
	02/25/36	266,901	0.0
4,600,000	Structured Asset
	Mortgage Investments,
	Inc., 0.514%, 09/25/47	1,489,876	0.2
651,540	Suntrust Alternative
	Loan Trust, 0.644%,
	04/25/36	205,503	0.0
59,121	Washington Mutual
	Mortgage Pass-through
	Certificates, 2.610%,
	02/25/37	39,307	0.0
50,527	Washington Mutual
	Mortgage Pass-through
	Certificates, 5.062%,
	02/25/37	31,529	0.0
60,888	Washington Mutual
	Mortgage Pass-through
	Certificates, 5.223%,
	05/25/37	42,196	0.0
51,939	Washington Mutual
	Mortgage Pass-through
	Certificates, 5.446%,
	02/25/37	34,719	0.0
52,644	Wells Fargo Mortgage-
	Backed Securities
	Trust, 2.730%,
	07/25/36	37,172	0.0

	Total Collateralized
	Mortgage Obligations
	(Cost $11,498,821)	9,722,611	1.1

MUNICIPAL BONDS: 0.0%
	Puerto Rico: 0.0%
1,600,000	Puerto Rico Sales Tax
	Financing Corp.,
	08/01/54	111,120	0.0

	Total Municipal Bonds
	(Cost $267,094)	111,120	0.0

ASSET-BACKED SECURITIES: 0.3%
	Home Equity Asset-Backed Securities: 0.1%
480,920	Argent Securities, Inc.,
	1.344%, 12/25/33	$365,771	0.1
280,861	MASTR Asset-Backed
	Securities Trust,
	0.504%, 11/25/36	92,836	0.0
		458,607	0.1

	Other Asset-Backed Securities: 0.2%
11,792	GSAMP Trust, 0.364%,
	12/25/36	7,787	0.0
2,200,000	Merrill Lynch First
	Franklin Mortgage
	Loan, 0.414%,
	07/25/37	1,305,325	0.1
1,484,898	Structured Asset
	Securities Corp.,
	0.594%, 06/25/35	886,740	0.1
		2,199,852	0.2

	Total Asset-Backed
	Securities
	(Cost $2,854,397)	2,658,459	0.3

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
112,801	@,L	Dex One Corp.	187,250	0.0
529	@	The Berry Company,
		LLC	5	0.0

	Total Common Stock
	(Cost $2,745,560)		187,255	0.0

PREFERRED STOCK: 0.1%
		Financials: 0.1%
900	#,P	ABN AMRO North
		America Capital
		Funding Trust I	536,906	0.1

	Total Preferred Stock
	(Cost $454,500)		536,906	0.1

	Total Long-Term
	Investments
	(Cost $802,626,817)		824,358,436	89.4

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 13.2%
		U.S. Treasury Bills: 8.1%
34,900,000	S	United States Treasury
		Bill, 0.040%, 04/12/12	34,898,534	3.8
1,700,000		United States Treasury
		Bill, 0.040%, 05/17/12	1,699,810	0.2
1,900,000		United States Treasury
		Bill, 0.040%, 06/21/12	1,899,557	0.2
1,400,000		United States Treasury
		Bill, 0.040%, 06/07/12	1,399,742	0.1
13,600,000		United States Treasury
		Bill, 0.050%, 05/10/12	13,598,667	1.5
5,500,000		United States Treasury
		Bill, 0.050%, 06/14/12	$5,498,878	0.6
6,200,000		United States Treasury
		Bill, 0.060%, 04/26/12	6,199,560	0.7
2,100,000		United States Treasury
		Bill, 0.060%, 05/24/12	2,099,710	0.2
2,100,000		United States Treasury
		Bill, 0.070%, 05/31/12	2,099,696	0.2
500,000		United States Treasury
		Bill, 0.100%, 12/13/12	499,509	0.0
4,200,000	L	United States Treasury
		Bill, 0.140%, 05/03/12	4,199,681	0.5
800,000		United States Treasury
		Bill, 0.180%, 06/28/12	799,774	0.1
			74,893,118	8.1

		Securities Lending Collateralcc(1): 5.1%
6,708,118		BNP Paribas Bank,
		Repurchase
		Agreement dated
		12/30/11, 0.06%, due
		01/03/12 (Repurchase
		Amount $6,708,162,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 5.000%-
		6.000%, Market Value
		plus accrued interest
		$6,842,280, due
		05/15/24-04/15/41)	6,708,118	0.7
8,110,393		Cantor Fitzgerald,
		Repurchase
		Agreement dated
		12/30/11, 0.12%, due
		01/03/12 (Repurchase
		Amount $8,110,500,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 1.437%-
		6.014%, Market Value
		plus accrued interest
		$8,272,601, due
		06/01/17-09/01/44)	8,110,393	0.9
11,252,519		Citigroup, Inc.,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $11,252,618,
		collateralized by
		various U.S.
		Government/U.S.
		Government Agency
		Obligations, 0.000%-
		5.500%, Market Value
		plus accrued interest
		$11,477,570, due
		01/19/12-12/20/41)	11,252,519	1.2
10,055,478	Deutsche Bank AG,
	Repurchase
	Agreement dated
	12/30/11, 0.10%, due
	01/03/12 (Repurchase
	Amount $10,055,588,
	collateralized by
	various U.S.
	Government/U.S.
	Government Agency
	Obligations, 0.000%-
	6.500%, Market Value
	plus accrued interest
	$10,256,588, due
	06/28/12-11/01/41) $	10,055,478	1.1
11,252,519	Goldman Sachs & Co.,
	Repurchase
	Agreement dated
	12/30/11, 0.10%, due
	01/03/12 (Repurchase
	Amount $11,252,642,
	collateralized by
	various U.S.
	Government Agency
	Obligations, 2.163%-
	6.500%, Market Value
	plus accrued interest
	$11,477,570, due
	04/01/20-12/01/48)	11,252,519	1.2
		47,379,027	5.1

	Total Short-Term
	Investments
	(Cost $122,268,738)	122,272,145	13.2

	Total Investments in
	Securities
	(Cost $924,895,555)	$946,630,581	102.6
	Liabilities in Excess of
	Other Assets	(23,854,392)	(2.6)

	Net Assets	$922,776,189	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
&	Payment-in-kind
+
Step-up basis bonds. Interest rates shown reflect current and next coupon rates. P Preferred Stock may be called prior to convertible date. cc Securities purchased with cash collateral for securities loaned. S All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities. L Loaned security, a portion or all of the security is on loan at December 31, 2011.

±	Defaulted security

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

EUR	EU Euro
GBP	British Pound

Cost for federal income tax purposes is $925,408,323.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$50,815,562
Gross Unrealized Depreciation	(29,593,304)

Net Unrealized Appreciation	$21,222,258

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$187,250	$—	$5	$187,255
Total Common Stock	187,250	—	5	187,255
Preferred Stock	—	536,906	—	536,906
Corporate Bonds/Notes	—	810,872,540	269,545	811,142,085
Collateralized Mortgage Obligations	—	9,644,559	78,052	9,722,611
Municipal Bonds	—	111,120	—	111,120
Short-Term Investments	—	122,272,145	—	122,272,145
Asset-Backed Securities	—	2,658,459	—	2,658,459
Total Investments, at value	$187,250	$946,095,729	$347,602	$946,630,581
Other Financial Instruments+
Swaps	—	725,743	—	725,743
Forward Foreign Currency Contracts	—	2,546,432	—	2,546,432
Total Assets	$187,250	$949,367,904	$347,602	$949,902,756
Liabilities Table
Other Financial Instruments+
Swaps	$(2,838,648)	$(1,824,195)	$—	$(4,662,843)
Forward Foreign Currency Contracts	—	(482,962)	—	(482,962)
Total Liabilities	$(2,838,648)	$(2,307,157)	$—	$(5,145,805)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011

Asset Table
Investments, at value
Common stock		308,675				308,670			5
Corporate Bond Notes	527,710		259,669		2597	1093			269545
Collateralized mortgage Obligation	101,517		15435	1,301	7,301	16631			78,063
Short- Investments	935,872	—	(936,872)	—	(233,968)	233,968	—	—	—
Total Investments, at value	$1,555,099	$308,675	$(1,210,976)	$1,301	$(224,070)	$92,426	$—	$—	$347,603

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year endedDecember 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

At December 31, 2011 , the following forward foreign currency contracts were outstanding for the ING PIMCO High Yield Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Chinese Yuan	23,649,355	Buy	06/01/12	$3,714,947	$3,749,299	$34,352
Deutsche Bank AG	EU Euro	2,991,000	Buy	01/17/12	4,147,052	3,871,548	(275,504)
Goldman Sachs &
Co.	EU Euro	1,669,000	Buy	01/17/12	2,236,735	2,160,351	(76,384)
JPMorgan Chase &
Co.	EU Euro	713,000	Buy	01/17/12	971,048	922,907	(48,141)
Morgan Stanley	Brazilian Real	100,000	Buy	01/04/12	51,902	53,557	1,655
Royal Bank of
Canada	British Pound	6,168,000	Buy	01/04/12	9,659,088	9,578,473	(80,615)
UBS Warburg LLC	Brazilian Real	100,000	Buy	03/02/12	55,194	52,876	(2,318)
	$(446,955)

Barclays Bank PLC	British Pound	1,232,000	Sell	01/04/12	$1,931,930	$1,913,210	$18,720

Barclays Bank PLC	EU Euro	1,320,000	Sell	01/17/12	$1,818,432	$1,708,607	$109,825
Deutsche Bank AG	EU Euro	909,000	Sell	02/02/12	1,188,245	1,176,748	11,497
Deutsche Bank AG	EU Euro	1,427,000	Sell	01/17/12	1,978,550	1,847,108	131,442
Goldman Sachs &
Co.	British Pound	4,936,000	Sell	01/04/12	7,723,137	7,665,263	57,874
JPMorgan Chase &
Co.	EU Euro	1,434,000	Sell	01/17/12	1,997,332	1,856,168	141,164
JPMorgan Chase &
Co.	EU Euro	27,968,000	Sell	01/17/12	38,027,390	36,201,750	1,825,640
Royal Bank of
Canada	British Pound	6,168,000	Sell	02/02/12	9,656,651	9,575,885	80,766
UBS Warburg LLC	Brazilian Real	100,000	Sell	01/04/12	55,835	53,557	2,278
UBS Warburg LLC	EU Euro	1,148,000	Sell	01/17/12	1,583,471	1,485,970	97,501
UBS Warburg LLC	EU Euro	397,000	Sell	01/17/12	547,594	513,876	33,718
							$2,510,425

ING PIMCO High Yield Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2011
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%) (4)	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.HY.16 Index	Sell	5.000	06/20/16	USD	32,585,000	$(1,464,941)	$490,159
CDX.HY.17 Index	Sell	5.000	12/20/16	USD	19,600,000	(1,373,707)	145,293
						$(2,838,648)	$635,452

ING PIMCO High Yield Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2011:

Credit Default Swaps on Credit Indices - Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.NA.HY.16 Index	Sell	5.000	06/20/16	USD	1,470,000	$(66,887)	$2,213	$(69,100)
Morgan Stanley	CDX.NA.HY.16 Index	Sell	5.000	06/20/16	USD	10,290,000	(468,208)	104,106	(572,314)
Deutsche Bank AG	CDX.NA.IG.9 Index (30-
	100% Tranche	Sell	0.760	12/20/12	USD	1,543,198	11,522	1	11,521
							$(523,573)	$106,320	$(629,893)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%) (4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Credit Suisse First	AES Corp.
Boston		Sell	5.000	03/20/14	3.777	USD	2,000,000	$135,203	$(188,750)	$323,953
Citigroup, Inc.	Aramark Services	Sell	5.000	03/20/14	3.524	USD	100,000	5,765	(2,718)	8,483
Citigroup, Inc.	Community Health
	Systems	Sell	5.000	09/20/14	7.152	USD	100,000	(2,869)	(9,000)	6,131
Goldman Sachs &	Community Health
Co.	Systems	Sell	5.000	03/20/14	6.744	USD	2,300,000	(31,354)	(209,875)	178,521
Credit Suisse First	El Paso Corp.
Boston		Sell	5.000	12/20/14	2.062	USD	2,500,000	211,193	(75,000)	286,193
Goldman Sachs &	El Paso Corp.
Co.		Sell	5.000	09/20/14	1.979	USD	2,000,000	160,393	(190,000)	350,393
Deutsche Bank AG	GMAC LLC	Sell	5.000	03/20/12	6.291	USD	340,000	39	(52,700)	52,739
Goldman Sachs &	NRG Energy Inc.
Co.		Sell	4.200	09/20/13	3.788	USD	225,000	3,363	—	3,363
Goldman Sachs &	RRI Energy Inc.
Co.		Sell	5.000	09/20/14	7.101	USD	3,300,000	(120,128)	(610,500)	490,372
Morgan Stanley	RRI Energy Inc.	Sell	5.000	12/20/14	3.467	USD	300,000	(12,960)	(30,000)	17,040
Barclays Bank PLC	SLM Corp.	Sell	5.000	12/20/13	4.809	USD	1,000,000	731	(110,000)	110,731
Goldman Sachs &	SLM Corp.
Co.		Sell	7.600	03/20/12	3.426	USD	250,000	2,250	—	2,250
Citigroup, Inc.	Sungard Data Systems
	Inc.	Sell	5.000	03/20/14	5.479	USD	800,000	$25,433	$(52,216)	$77,649
								377,059	(1,530,759)	$1,907,818

(1)
If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING PIMCO High Yield Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31,  2011:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 10.150% and pay a floating
rate based on the Brazil Cetip Interbank Deposit Rate
Annualized
Counterparty: Goldman Sachs & Co.	01/02/12	BRL	4,900,000	$(93,470)	$(35,468)	$(58,002)
Receive a fixed rate equal to 14.765% and pay a floating
rate based on the Brazil Cetip Interbank Deposit Rate
Annualized
Counterparty: Merrill Lynch	01/02/12	BRL	2,800,000	169,851	2,708	167,143
Receive a fixed rate equal to 10.115% and pay a floating
rate based on the Brazil Cetip Interbank Deposit Rate
Annualized
Counterparty: Morgan Stanley	01/02/12	BRL	51,700,000	(1,028,319)	(172,357)	(855,962)
				$(951,938)	$(205,117)	$(746,821)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value derivative instrument as of December was as follows:

	Location on Statement
Derivative not accounted for as hedging instruments	of Asset and Liabilities	Fair Value
Asset Derivative
	Unrealized apreciation on forward foreign currency contracts
Foreign exchange contract	Upfront payments paid on OTC swap agrreements	$2546,432
Creadit contract	Upfront payments paid on OTC swap agrreements	106,320
Interest rate constrate	Upfront payments paid on OTC swap agrreements	2,708
Creadit contract	Upfront payments paid on OTC swap agrreements	1919339
Interest rate constrate		169,143
Creadit contract		635456
Total Asset Derivatives		$5,377394

Liabilities Derivative

Foreign exchange contract▐	Unrealized depreciation on forward foreign currency contracts	$483,455
Creadit contract	Upfront payments paid on OTC swap agrreements	1630,759
Interest rate constrate	Upfront payments paid on OTC swap agrreements	207,825
Creadit contract	Upfront payments paid on OTC swap agrreements	641,414
Interest rate constrate	Upfront payments paid on OTC swap agrreements	913,964
Total Liabilities Derivatives		$377,417

The effect of derivative instrument on the portfolio’s Statement of Operations for the year December 31,2011 was as follows:

Amount of Realized Gain or (Loss ) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments		Foreign currency related transaction*	Swap	Total

Creadit contract	$		$2015,289	$2015,289
Foreign exchange contracts		721,490	-	721,490
Total		$721,490	2015,289	$2,736,779)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in income

Derivatives not accounted for as hedging instruments		Foreign currency related transaction*	Swap	Total

Creadit contract		$-	(2,807,742)	$(2,807,742)
Foreign exchange contracts		1,028,984	-	1028,984
Interest rate constrate			108,957	108,957
Total		$1028,984	(2,698,785)	$(1,669,801)

*
Amount Recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation. on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL	PORTFOLIO OF INVESTMENTS
RETURN BOND PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 33.2%
		Consumer Discretionary: 0.4%
3,605,916	#	BCAP LLC Trust,
		5.250%, 02/25/36	3,614,767	0.1
4,673,000		Daimler Finance North
		America LLC, 7.300%,
		01/15/12	4,684,383	0.2
5,000,000	#	Reynolds Group
		Issuer, Inc., 6.875%,
		02/15/21	5,000,000	0.1
			13,299,150	0.4

		Consumer Staples: 1.5%
3,300,000		Altria Group, Inc.,
		4.125%, 09/11/15	3,586,169	0.1
2,500,000		Kraft Foods, Inc.,
		6.125%, 02/01/18	2,933,438	0.1
1,100,000		Kraft Foods, Inc.,
		6.875%, 02/01/38	1,459,011	0.1
2,400,000		Philip Morris
		International, Inc.,
		6.375%, 05/16/38	3,134,268	0.1
5,500,000	#	President and Fellows
		of Harvard College,
		6.000%, 01/15/19	6,917,691	0.2
21,500,000	#	President and Fellows
		of Harvard College,
		6.500%, 01/15/39	30,902,832	0.9
1,200,000		Reynolds American,
		Inc., 7.625%, 06/01/16	1,432,567	0.0
			50,365,976	1.5

		Energy: 2.8%
625,000		El Paso Corp.,
		7.800%, 08/01/31	723,437	0.0
600,000	#,L	ENN Energy Holdings
		Ltd.., 6.000%,
		05/13/21	542,555	0.0
318,110		Gazprom OAO,
		7.201%, 02/01/20	338,390	0.0
13,500,000	L	Gazprom OAO Via
		Gaz Capital SA,
		8.625%, 04/28/34	15,963,750	0.5
11,300,000		Kinder Morgan Energy
		Partners LP, 5.950%,
		02/15/18	12,923,042	0.4
400,000		Morgan Stanley Bank
		AG for OAO Gazprom,
		9.625%, 03/01/13	427,000	0.0
1,000,000	#	Novatek Finance Ltd..,
		5.326%, 02/03/16	1,012,500	0.0
1,100,000	#	Odebrecht Drilling
		Norbe VIII/IX Ltd.,
		6.350%, 06/30/21	1,138,500	0.0
21,100,000		Petrobras International
		Finance Co., 7.875%,
		03/15/19	25,285,396	0.8
9,000,000		Petrobras International
		Finance Co. - Pifco,
		3.875%, 01/27/16	9,318,636	0.3
14,900,000		Petroleos Mexicanos,
		8.000%, 05/03/19	18,662,250	0.6
1,400,000		Total Capital S.A.,
		4.450%, 06/24/20	1,561,624	0.0
1,800,000		Trans-Canada
		Pipelines, 7.625%,
		01/15/39	2,600,338	0.1
4,000,000		Transocean, Inc.,
		4.950%, 11/15/15	4,088,876	0.1
			94,586,294	2.8

		Financials: 25.1%
3,100,000		AGFS Funding Co.,
		5.500%, 05/28/17	2,705,720	0.1
8,700,000		Allstate Corp., 6.125%,
		05/15/37	7,938,750	0.2
200,000		GMAC, Inc., 6.750%,
		12/01/14	202,000	0.0
12,200,000	L	Ally Financial, Inc.,
		3.649%, 02/11/14	11,591,586	0.3
500,000		Ally Financial, Inc.,
		3.963%, 06/20/14	470,080	0.0
600,000		Ally Financial, Inc.,
		4.500%, 02/11/14	580,500	0.0
2,100,000		Ally Financial, Inc.,
		7.000%, 02/01/12	2,106,059	0.1
1,000,000		Ally Financial, Inc.,
		7.500%, 12/31/13	1,030,000	0.0
3,600,000		Ally Financial, Inc.,
		7.500%, 09/15/20	3,649,500	0.1
14,000,000		Ally Financial, Inc.,
		8.300%, 02/12/15	14,805,000	0.4
5,480,000	Z	Ally Financial, Inc.,
		12/01/12	5,164,900	0.2
300,000		American Express
		Bank FSB, 0.446%,
		06/12/12	299,497	0.0
2,900,000		American Express Co.,
		6.150%, 08/28/17	3,321,419	0.1
4,300,000		American Express Co.,
		7.000%, 03/19/18	5,201,568	0.2
2,700,000		American Express
		Credit Corp., 5.875%,
		05/02/13	2,839,323	0.1
5,900,000		American Express
		Credit Corp., 7.300%,
		08/20/13	6,406,314	0.2
1,000,000		American General
		Finance Corp.,
		4.875%, 07/15/12	962,500	0.0
CAD 4,000,000		American International
		Group, Inc., 4.900%,
		06/02/14	3,901,840	0.1
500,000		American International
		Group, Inc., 5.450%,
		05/18/17	479,022	0.0
12,000,000		American International
		Group, Inc., 5.850%,
		01/16/18	11,762,628	0.4
1,300,000		American International
		Group, Inc., 6.400%,
		12/15/20	1,313,771	0.0
EUR 1,211,000	#	American International
		Group, Inc., 6.797%,
		11/15/17	1,492,487	0.0
300,000		American International
		Group, Inc., 8.250%,
		08/15/18	318,279	0.0
4,800,000	#	ANZ National
		International Ltd.,
		6.200%, 07/19/13	5,095,594	0.2
5,000,000	#	Australia & New
		Zealand Banking
		Group Ltd., 2.125%,
		01/10/14	4,998,225	0.2
7,000,000	#	Banco Santander
		Brazil SA/Cayman
		Islands, 2.659%,
		03/18/14	6,673,009	0.2
23,500,000		Bank of America
		Corp., 6.500%,
		08/01/16	23,693,922	0.7
13,600,000		Bank of America NA,
		0.826%, 06/15/16	10,995,437	0.3
1,200,000	#	Bank of China Hong
		Kong Ltd., 5.550%,
		02/11/20	1,247,273	0.0
2,300,000	#,L	Bank of Montreal,
		2.850%, 06/09/15	2,386,420	0.1
2,500,000	#,L	Bank of Nova Scotia,
		1.650%, 10/29/15	2,499,727	0.1
1,900,000		Barclays Bank PLC,
		2.375%, 01/13/14	1,860,763	0.1
2,900,000	#	Barclays Bank PLC,
		6.050%, 12/04/17	2,635,642	0.1
1,400,000	#	BBVA, 4.500%,
		03/10/16	1,379,000	0.0
2,700,000	#	BBVA Bancomer
		SA/Texas, 6.500%,
		03/10/21	2,615,625	0.1
8,000,000		Bear Stearns Cos.,
		Inc., 7.250%, 02/01/18	9,388,216	0.3
8,900,000		BNP Paribas, 1.482%,
		01/10/14	8,212,973	0.2
11,990,000	#	BNP Paribas, 5.186%,
		06/29/49	8,033,300	0.2
1,000,000	#	BPCE S.A., 2.375%,
		10/04/13	968,959	0.0
900,000	#	CIT Group, Inc.,
		5.250%, 04/01/14	901,125	0.0
1,565,552		CIT Group, Inc.,
		7.000%, 05/01/15	1,570,640	0.0
2,609,255		CIT Group, Inc.,
		7.000%, 05/01/16	2,612,517	0.1
3,652,960		CIT Group, Inc.,
		7.000%, 05/01/17	3,657,526	0.1
31,800,000		Citigroup Capital XXI,
		8.300%, 12/21/57	31,839,750	0.9
4,352,000		Citigroup, Inc.,
		0.680%, 03/16/12	4,342,121	0.1
18,300,000		Citigroup, Inc.,
		5.500%, 04/11/13	18,690,431	0.6
900,000		Citigroup, Inc.,
		5.625%, 08/27/12	913,761	0.0
9,800,000		Citigroup, Inc.,
		6.000%, 08/15/17	10,284,679	0.3
4,300,000		Citigroup, Inc.,
		8.500%, 05/22/19	5,067,176	0.2
4,700,000	#	Commonwealth Bank
		of Australia, 6.024%,
		03/29/49	4,349,545	0.1
2,137,000	#	Cooperatieve Centrale
		Raiffeisen-
		Boerenleenbank
		BA/Netherlands,
		11.000%, 12/29/49	2,511,225	0.1
4,200,000	#	Corp. Nacional del
		Cobre de Chile -
		CODELCO, 7.500%,
		01/15/19	5,368,742	0.2
1,800,000	#,L	DAI-ICHI Mutual Life,
		7.250%, 12/31/49	1,814,422	0.1
8,300,000		Deutsche Bank
		AG/London, 6.000%,
		09/01/17	9,282,845	0.3
25,900,000	#	Dexia Credit Local,
		0.927%, 03/05/13	24,525,228	0.7
SGD 6,300,000		Export Import Bank of
		South Korea, 1.050%,
		03/03/12	4,852,246	0.1
1,900,000		Export-Import Bank of
		Korea, 5.125%,
		06/29/20	1,998,217	0.1
19,200,000		Export-Import Bank of
		Korea, 5.875%,
		01/14/15	20,690,381	0.6
4,100,000		Ford Motor Credit Co.
		LLC, 7.000%, 04/15/15	4,417,750	0.1
1,400,000		Ford Motor Credit Co.,
		LLC, 8.700%, 10/01/14	1,566,939	0.0
1,100,000		Ford Motor Credit Co.
		LLC, 5.875%, 08/02/21	1,148,108	0.0
500,000		Ford Motor Credit Co.
		LLC, 7.000%, 10/01/13	531,486	0.0
200,000		Ford Motor Credit Co.
		LLC, 7.500%, 08/01/12	206,545	0.0
1,700,000		Ford Motor Credit Co.,
		LLC, 8.000%, 12/15/16	1,933,485	0.1
2,900,000		General Electric
		Capital Corp., 5.875%,
		01/14/38	3,077,831	0.1
EUR 9,700,000		General Electric
		Capital Corp., 5.500%,
		09/15/67	9,917,815	0.3
4,600,000		General Electric
		Capital Corp., 6.875%,
		01/10/39	5,519,834	0.2
EUR 9,300,000		Goldman Sachs
		Group, Inc., 1.884%,
		02/04/13	11,550,428	0.3
2,200,000		Goldman Sachs
		Group, Inc., 5.950%,
		01/18/18	2,255,559	0.1
1,100,000		Goldman Sachs
		Group, Inc., 6.150%,
		04/01/18	1,136,469	0.0
10,500,000		Goldman Sachs
		Group, Inc., 6.250%,
		09/01/17	10,992,744	0.3
12,000,000		Goldman Sachs
		Group, Inc., 6.750%,
		10/01/37	11,181,804	0.3
1,600,000		International Lease
		Finance Corp.,
		5.300%, 05/01/12	1,604,000	0.0
1,600,000		International Lease
		Finance Corp.,
		5.350%, 03/01/12	1,604,000	0.1
5,900,000		International Lease
		Finance Corp.,
		5.400%, 02/15/12	5,911,123	0.2
2,300,000	#	International Lease
		Finance Corp.,
		6.750%, 09/01/16	2,369,000	0.1
4,800,000	#	Intesa Sanpaolo SpA,
		2.906%, 02/24/14	4,228,714	0.1
EUR 4,300,000		JPMorgan Chase &
		Co., 1.654%, 09/26/13	5,437,234	0.2
1,300,000		JPMorgan Chase &
		Co., 3.150%, 07/05/16	1,307,719	0.0
12,200,000		JPMorgan Chase &
		Co., 6.000%, 01/15/18	13,625,192	0.4
14,000,000		JPMorgan Chase &
		Co., 7.900%, 04/29/49	14,955,948	0.4
EUR 5,300,000		Kreditanstalt fuer
		Wiederaufbau,
		2.000%, 09/07/16	7,013,896	0.2
GBP 2,400,000		LBG Capital No.1 PLC,
		7.588%, 05/12/20	2,758,107	0.1
JPY	±	Lehman Brothers
800,000,000		Holdings, Inc., 0.940%,
		12/19/08	1,922,827	0.1
1,400,000	±	Lehman Brothers
		Holdings, Inc., 2.881%,
		10/22/08	364,000	0.0
10,600,000	±	Lehman Brothers
		Holdings, Inc., 5.625%,
		01/24/13	2,835,500	0.1
5,503,000	±	Lehman Brothers
		Holdings, Inc., 6.875%,
		05/02/18	1,485,810	0.0
2,800,000	±	Lehman Brothers
		Holdings, Inc.,
		11/24/08	728,000	0.0
5,100,000		Lloyds TSB Bank PLC,
		4.875%, 01/21/16	4,975,774	0.1
GBP 2,700,000		Llyods, 7.867%,
		12/17/19	3,144,801	0.1
EUR 1,300,000		Llyods, 8.875%,
		02/07/20	1,303,954	0.0
GBP 1,300,000	L	Llyods, 15.000%,
		12/21/19	2,119,829	0.1
200,000		Merrill Lynch & Co.,
		Inc., 6.500%, 07/15/18	194,284	0.0
13,400,000		Merrill Lynch & Co.,
		Inc., 6.875%, 11/15/18	12,932,420	0.4
8,800,000		Merrill Lynch & Co.,
		Inc., 6.875%, 04/25/18	8,685,010	0.3
22,500,000	#	Metlife, 1.481%,
		04/04/14	22,465,058	0.7
9,000,000		Morgan Stanley,
		1.408%, 04/29/13	8,484,714	0.3
EUR 12,000,000		Morgan Stanley,
		1.991%, 05/02/14	13,806,438	0.4
2,000,000		Morgan Stanley,
		5.950%, 12/28/17	1,908,290	0.1
1,600,000		Morgan Stanley,
		6.250%, 08/28/17	1,568,032	0.0
GBP 1,500,000		MUFG Capital Finance
		5 Ltd., 6.299%,
		01/29/49	2,194,092	0.1
18,800,000	#	National Australia
		Bank Ltd., 1.301%,
		04/11/14	18,623,562	0.6
2,200,000	#	National Australia
		Bank Ltd., 1.372%,
		07/25/14	2,187,451	0.1
4,000,000	#	National Australia
		Bank Ltd., 5.350%,
		06/12/13	4,178,832	0.1
DKK 38,164,010		Nykredit Realkredit
		A/S, 2.092%, 10/01/38	6,487,144	0.2
DKK 11,976,536		Nykredit Realkredit
		A/S, 2.092%, 04/01/38	2,030,045	0.1
1,200,000	#	Pacific LifeCorp,
		6.000%, 02/10/20	1,278,809	0.0
4,900,000	#	Pricoa Global Funding
		I, 0.528%, 01/30/12	4,897,925	0.1
2,000,000	#	Pricoa Global Funding
		I, 0.774%, 09/27/13	1,980,364	0.1
3,300,000		Principal Life Income
		Funding Trusts,
		5.300%, 04/24/13	3,463,736	0.1
700,000		Principal Life Income
		Funding Trusts,
		5.550%, 04/27/15	748,151	0.0
200,000		Province of Ontario
		Canada, 4.400%,
		04/14/20	228,201	0.0
CAD 6,400,000		Province of Quebec
		Canada, 4.250%,
		12/01/21	6,986,947	0.2
CAD 200,000		Province of Quebec
		Canada, 4.500%,
		12/01/17	222,818	0.0
12,000,000	#	RCI Banque SA,
		2.451%, 04/11/14	11,443,728	0.3
DKK 11,867,856		Realkredit Danmark
		A/S, 2.440%, 01/01/38	2,008,524	0.1
DKK 38,137,445		Realkredit Danmark
		A/S, 2.440%, 01/01/38	6,507,530	0.2
1,500,000	#	Resona Bank Ltd.,
		5.850%, 09/29/49	1,491,900	0.0
4,300,000		Royal Bank of
		Scotland PLC,
		3.950%, 09/21/15	4,036,221	0.1
3,900,000	#	Royal Bank of
		Scotland PLC,
		6.990%, 10/29/49	2,461,875	0.1
6,500,000	#	Royal Bank of
		Scotland PLC,
		2.625%, 05/11/12	6,542,673	0.2
EUR 2,200,000		Royal Bank of
		Scotland PLC,
		4.750%, 05/18/16	2,711,625	0.1
900,000	#	Royal Bank of
		Scotland PLC,
		4.875%, 08/25/14	881,275	0.0
6,900,000		Royal Bank of
		Scotland PLC,
		4.375%, 03/16/16	6,589,997	0.2
22,800,000	#	Santander US Debt
		S.A. Unipersonal,
		1.379%, 03/30/12	22,760,875	0.7
500,000		SLM Corp., 8.450%,
		06/15/18	517,500	0.0
GBP 3,200,000		SLM Corp., 4.875%,
		12/17/12	4,928,806	0.1
2,000,000		SLM Corp., 5.000%,
		10/01/13	2,005,000	0.1
3,300,000		SLM Corp., 5.375%,
		01/15/13	3,323,859	0.1
22,400,000		SLM Corp., 8.000%,
		03/25/20	22,680,000	0.7
1,300,000	#	Societe Generale,
		1.631%, 04/11/14	1,146,214	0.0
6,500,000	#	Societe Generale,
		5.922%, 12/31/49	3,960,437	0.1
4,000,000		Springleaf Finance
		Corp., 6.900%,
		12/15/17	2,900,000	0.1
30,200,000	#	SSIF Nevada L.P.,
		1.280%, 04/14/14	29,741,020	0.9
3,100,000	#	State Bank of
		India/London, 4.500%,
		07/27/15	3,069,174	0.1
3,300,000		State Street Capital
		Trust III, 5.536%,
		03/15/42	3,248,289	0.1
2,200,000	#	Sumitomo Mitsui
		Banking Corp.,
		1.950%, 01/14/14	2,227,108	0.1
2,700,000	#	Temasek Financial I
		Ltd., 4.300%, 10/25/19	2,911,758	0.1
1,700,000	#	TransCapitalInvest Ltd.
		for OJSC AK
		Transneft, 8.700%,
		08/07/18	2,054,365	0.1
1,300,000		UBS AG, 5.750%,
		04/25/18	1,348,317	0.0
4,800,000		UBS AG, 5.875%,
		12/20/17	5,004,552	0.2
1,000,000		UBS AG, 1.425%,
		01/28/14	974,393	0.0
3,600,000		UBS AG, 1.595%,
		02/23/12	3,604,576	0.1
4,525,000		UBS Preferred
		Funding Trust V,
		6.243%, 05/29/49	3,874,531	0.1
6,000,000		USB Capital IX,
		3.500%, 03/29/49	4,191,240	0.1
1,200,000	#,L	Vnesheconombank Via
		VEB Finance Ltd.,
		5.450%, 11/22/17	1,191,000	0.0
5,715,000		Wachovia Corp.,
		0.768%, 10/28/15	5,202,530	0.2
7,400,000		Wachovia Corp.,
		5.750%, 02/01/18	8,415,302	0.3
27,092,000		Wells Fargo & Co.,
		7.980%, 02/28/49	29,157,765	0.9
3,000,000	#	Westpac Banking
		Corp., 0.883%,
		07/16/14	3,034,587	0.1
14,100,000	#	Westpac Banking
		Corp., 3.585%,
		08/14/14	15,043,769	0.4
7,200,000		White Nights Finance
		BV for Gazprom,
		10.500%, 03/25/14	8,099,442	0.2
350,000	#	ZFS Finance USA
		Trust IV, 5.875%,
		05/09/32	332,500	0.0
			848,808,210	25.1

		Health Care: 0.9%
12,700,000		Amgen, Inc., 6.150%,
		06/01/18	14,788,388	0.5
10,600,000		Novartis Capital Corp.,
		4.125%, 02/10/14	11,348,084	0.3
2,800,000		UnitedHealth Group,
		Inc., 4.875%, 02/15/13	2,916,738	0.1
			29,053,210	0.9

		Industrials: 0.1%
1,100,000	#	Braskem Finance Ltd.,
		5.750%, 04/15/21	1,102,750	0.0
1,500,000		Goodrich Corp.,
		6.290%, 07/01/16	1,771,017	0.1
600,000	#	Sydney Air, 5.125%,
		02/22/21	609,676	0.0
112,709	±	United Air Lines, Inc.,
		9.350%, 04/07/16	24,514	0.0
			3,507,957	0.1

		Information Technology: 0.7%
7,000,000		Dell, Inc., 5.650%,
		04/15/18	8,118,187	0.2
12,400,000		Oracle Corp., 5.750%,
		04/15/18	15,063,483	0.5
			23,181,670	0.7

		Materials: 0.4%
3,500,000		Alcoa, Inc., 6.150%,
		08/15/20	3,641,270	0.1
2,200,000	#	Sealed Air Corp.,
		5.625%, 07/15/13	2,287,483	0.1
5,075,000		Union Pacific Corp.,
		4.163%, 07/15/22	5,517,540	0.2
1,500,000		Vale Overseas Ltd.,
		6.875%, 11/10/39	1,722,636	0.0
			13,168,929	0.4

		Telecommunications: 0.9%
3,300,000		AT&T, Inc., 4.950%,
		01/15/13	3,440,336	0.1
1,800,000		AT&T, Inc., 5.500%,
		02/01/18	2,085,743	0.0
2,300,000		AT&T, Inc., 6.300%,
		01/15/38	2,828,547	0.1
20,700,000		Cellco Partnership /
		Verizon Wireless
		Capital LLC, 5.250%,
		02/01/12	20,775,146	0.6
200,000	#	Qtel International
		Finance Ltd., 3.375%,
		10/14/16	202,500	0.0
300,000	#	Qtel International
		Finance Ltd., 4.750%,
		02/16/21	303,750	0.0
2,500,000		Verizon
		Communications, Inc.,
		5.250%, 04/15/13	2,639,172	0.1
			32,275,194	0.9

		Utilities: 0.4%
3,700,000	#,L	EDF S.A., 5.500%,
		01/26/14	3,953,798	0.1
1,300,000	#	EDF S.A., 6.500%,
		01/26/19	1,472,287	0.1
3,300,000	#	Electricite de France
		SA, 6.950%, 01/26/39	3,889,977	0.1
4,300,000		NRG Energy, Inc.,
		8.250%, 09/01/20	4,343,000	0.1
			13,659,062	0.4

	Total Corporate
	Bonds/Notes
	(Cost $1,095,531,914)		1,121,905,652	33.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.7%
182,442		Adjustable Rate
		Mortgage Trust,
		2.766%, 05/25/35	175,651	0.0
1,338,687		American Home
		Mortgage Investment
		Trust, 2.294%,
		02/25/45	990,320	0.0
3,500,000		Banc of America
		Commercial Mortgage,
		Inc., 5.921%, 05/10/45	3,933,823	0.1
1,898,055		Banc of America
		Funding Corp.,
		2.695%, 05/25/35	1,852,926	0.1
2,483,845	#	Banc of America Large
		Loan, Inc., 2.028%,
		11/15/15	2,249,545	0.1
180,222		Banc of America
		Mortgage Securities,
		Inc., 2.873%, 07/25/33	171,524	0.0
72,892		Banc of America
		Mortgage Securities,
		Inc., 5.000%, 05/25/34	72,967	0.0
8,400,000	#	BCAP LLC Trust,
		5.250%, 08/25/37	8,232,000	0.2
4,693,594		Bear Stearns
		Adjustable Rate
		Mortgage Trust,
		2.400%, 10/25/35	3,682,639	0.1
146,727		Bear Stearns
		Adjustable Rate
		Mortgage Trust,
		2.845%, 01/25/34	136,611	0.0
3,289,395		Bear Stearns Alt-A
		Trust, 2.515%,
		11/25/36	1,632,035	0.1
1,289,449		Bear Stearns
		Alternative-A Trust,
		2.592%, 05/25/35	945,906	0.0
1,069,121		Bear Stearns
		Alternative-A Trust,
		2.772%, 09/25/35	678,028	0.0
1,909,438		Bear Stearns
		Alternative-A Trust,
		2.823%, 11/25/36	926,387	0.0
1,200,000		Bear Stearns
		Commercial Mortgage
		Securities, 5.471%,
		01/12/45	1,356,898	0.0
6,144,679		Chase Mortgage
		Finance Corp.,
		5.341%, 12/25/35	5,563,998	0.2
2,775,584		Citicorp Mortgage
		Securities, Inc.,
		5.500%, 08/25/36	2,592,756	0.1
713,524		Citigroup Mortgage
		Loan Trust, Inc.,
		2.660%, 10/25/35	548,153	0.0
13,476,689		Citigroup Mortgage
		Loan Trust, Inc.,
		5.500%, 09/25/35	12,503,759	0.4
3,700,000		Commercial Mortgage
		Pass-through
		Certificates, 5.306%,
		12/10/46	4,027,111	0.1
3,646,096	^	Countrywide
		Alternative Loan Trust,
		4.706%, 05/25/35	478,730	0.0
6,489		Countrywide Home
		Loan Mortgage Pass
		Through Trust,
		5.750%, 05/25/33	6,507	0.0
674,373		Countrywide Home
		Loan Mortgage Pass-
		through Trust, 0.614%,
		03/25/35	382,187	0.0
2,794,469	#	Countrywide Home
		Loan Mortgage Pass-
		through Trust, 0.634%,
		06/25/35	2,356,433	0.1
400,000		Credit Suisse
		Mortgage Capital
		Certificates, 5.661%,
		03/15/39	430,804	0.0
10,700,000		Credit Suisse
		Mortgage Capital
		Certificates, 5.695%,
		09/15/40	11,209,695	0.3
540,769		Downey Savings &
		Loan Association
		Mortgage Loan Trust,
		2.688%, 07/19/44	381,695	0.0
EUR 326,802		European Loan
		Conduit, 1.612%,
		05/15/19	348,944	0.0
480,944		Federal Housing
		Administration,
		8.175%, 03/01/27	478,362	0.0
632,304		First Horizon
		Alternative Mortgage
		Securities, 2.282%,
		03/25/35	385,007	0.0
42,788,506	^	First Horizon
		Alternative Mortgage
		Securities, 4.406%,
		01/25/36	5,315,389	0.2
4,560,929		First Horizon
		Alternative Mortgage
		Securities, 5.546%,
		02/25/36	3,860,261	0.1
641,016		GMAC Mortgage Corp.
		Loan Trust, 5.073%,
		11/19/35	518,281	0.0
22,644		Greenpoint Mortgage
		Funding Trust,
		0.374%, 01/25/47	21,397	0.0
200,000		Greenwich Capital
		Commercial Funding
		Corp., 4.799%,
		08/10/42	215,408	0.0
1,900,000		Greenwich Capital
		Commercial Funding
		Corp., 5.444%,
		03/10/39	2,064,343	0.1
1,905,839		GSR Mortgage Loan
		Trust, 2.685%,
		09/25/35	1,667,519	0.1
9,972		GSR Mortgage Loan
		Trust, 6.000%,
		03/25/32	10,055	0.0
3,815,834		Harborview Mortgage
		Loan Trust, 0.475%,
		01/19/38	2,218,138	0.1
3,717,865		Harborview Mortgage
		Loan Trust, 0.525%,
		03/19/36	1,948,582	0.1
146,413		JP Morgan Mortgage
		Trust, 5.750%,
		01/25/36	134,817	0.0
600,000		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		5.420%, 01/15/49	651,142	0.0
1,300,000		JPMorgan Chase
		Commercial Mortgage
		Securities Corp.,
		5.882%, 02/15/51	1,417,772	0.0
1,346,328		Merrill Lynch Mortgage
		Investors Trust,
		0.504%, 02/25/36	875,681	0.0
8,870,000		Merrill
		Lynch/Countrywide
		Commercial Mortgage
		Trust, 5.378%,
		08/12/48	9,210,351	0.3
2,700,000		Merrill
		Lynch/Countrywide
		Commercial Mortgage
		Trust, 5.485%,
		03/12/51	2,850,976	0.1
12,900,000		Merrill
		Lynch/Countrywide
		Commercial Mortgage
		Trust, 5.962%,
		08/12/49	14,057,388	0.4
276,281		MLCC Mortgage
		Investors, Inc.,
		0.544%, 11/25/35	227,892	0.0
16,500,000		Morgan Stanley
		Capital I, 5.809%,
		12/12/49	18,245,048	0.5
3,900,000		Morgan Stanley
		Capital I, 5.879%,
		06/11/49	4,304,625	0.1
1,400,000	#	Morgan Stanley
		Reremic Trust,
		5.790%, 08/12/45	1,575,802	0.1
54,881	#	Nomura Asset
		Acceptance Corp.,
		7.000%, 02/19/30	55,093	0.0
4,627,470	#	RBSSP
		Resecuritization Trust,
		0.544%, 02/26/37	3,836,279	0.1
318,876		Residential Accredit
		Loans, Inc., 0.694%,
		03/25/33	288,701	0.0
976,379		Residential Accredit
		Loans, Inc., 1.568%,
		09/25/45	512,316	0.0
144,347		Residential Asset
		Securitization Trust,
		0.694%, 05/25/33	138,152	0.0
94,601		Sequoia Mortgage
		Trust, 0.635%,
		07/20/33	79,710	0.0
140,459		SLM Student Loan
		Trust, 0.718%,
		01/25/15	140,487	0.0
2,600,000		SLM Student Loan
		Trust, 0.918%,
		10/25/17	2,574,091	0.1
22,853,107		SLM Student Loan
		Trust, 1.918%,
		04/25/23	23,407,732	0.7
1,000,000	#	SLM Student Loan
		Trust, 2.928%,
		12/16/19	1,018,042	0.0
4,547,431		Structured Adjustable
		Rate Mortgage Loan
		Trust, 2.417%,
		04/25/35	3,160,912	0.1
3,306,025		Structured Asset
		Mortgage Investments,
		Inc., 0.514%, 05/25/36	1,494,484	0.1
1,435,231		Structured Asset
		Mortgage Investments,
		Inc., 0.535%, 07/19/35	1,144,197	0.0
3,320,004		Thornburg Mortgage
		Securities Trust,
		0.394%, 03/25/37	3,282,441	0.1
2,636,125	#	Wachovia Bank
		Commercial Mortgage
		Trust, 0.368%,
		09/15/21	2,507,358	0.1
57,800		WaMu Mortgage Pass
		Through Certificates,
		1.608%, 06/25/42	42,318	0.0
210,730		WaMu Mortgage Pass
		Through Certificates,
		2.718%, 10/25/46	141,743	0.0
68,887		Washington Mutual
		Mortgage Pass-
		through Certificates,
		1.608%, 08/25/42	55,113	0.0
3,180,898		Washington Mutual
		Mortgage Pass-
		through Certificates,
		2.718%, 08/25/46	2,090,254	0.1
6,817,327		Wells Fargo Mortgage
		Backed Securities
		Trust, 2.666%,
		03/25/36	5,134,954	0.2
184,345		Wells Fargo Mortgage-
		Backed Securities
		Trust, 2.665%,
		05/25/35	171,944	0.0

	Total Collateralized
	Mortgage Obligations
	(Cost $190,006,994)		191,398,589	5.7

MUNICIPAL BONDS: 4.8%
		Alaska: 0.2%
9,400,000		Northern Tobacco
		Securitization Corp.,
		5.000%, 06/01/46	6,463,816	0.2

		California: 2.4%
4,500,000		Bay Area Toll
		Authority, 7.043%,
		04/01/50	5,965,065	0.2
1,200,000		California
		Infrastructure &
		Economic
		Development Bank,
		6.486%, 05/15/49	1,382,592	0.1
4,200,000		California State Public
		Works Board, 7.804%,
		03/01/35	4,814,586	0.2
2,000,000		California State
		University, 6.484%,
		11/01/41	2,332,660	0.1
9,540,000		Long Beach Unified
		School District,
		08/01/34	2,526,478	0.1
600,000		Los Angeles County
		Public Works
		Financing Authority,
		7.488%, 08/01/33	756,006	0.0
800,000		Los Angeles County
		Public Works
		Financing Authority,
		7.618%, 08/01/40	982,240	0.0
7,700,000		Los Angeles
		Department of
		Airports, 6.582%,
		05/15/39	9,292,514	0.3
6,700,000		Los Angeles Unified
		School District,
		4.500%, 07/01/22	7,392,177	0.2
21,000,000		Southern California
		Public Power
		Authority, 5.943%,
		07/01/40	24,835,230	0.7
1,200,000		State of California,
		5.650%, 04/01/39	1,265,868	0.0
700,000		State of California,
		7.500%, 04/01/34	837,683	0.0
1,300,000		State of California,
		7.550%, 04/01/39	1,590,888	0.1
2,700,000		State of California,
		7.600%, 11/01/40	3,336,552	0.1
1,800,000		Tobacco Securitization
		Authority of Southern
		California/CA, 5.125%,
		06/01/46	1,195,002	0.0
9,300,000		University of California,
		6.270%, 05/15/31	10,255,389	0.3
600,000		University of California,
		6.398%, 05/15/31	692,796	0.0
800,000		University of California,
		6.548%, 05/15/48	959,512	0.0
			80,413,238	2.4

		Connecticut: 0.3%
8,700,000		State of Connecticut,
		5.850%, 03/15/32	10,601,298	0.3

		Illinois: 0.5%
500,000		Chicago Transit
		Authority, 6.300%,
		12/01/21	552,020	0.0
200,000		Chicago Transit
		Authority, 6.300%,
		12/01/21	220,808	0.0
4,300,000		Chicago Transit
		Authority, 6.899%,
		12/01/40	5,077,827	0.2
2,500,000		Chicago Transit
		Authority, 6.899%,
		12/01/40	2,952,225	0.1
570,000		City of Chicago IL,
		5.000%, 01/01/35	574,315	0.0
2,400,000		State of Illinois,
		4.071%, 01/01/14	2,475,096	0.1
1,000,000		State of Illinois,
		4.511%, 03/01/15	1,047,480	0.0
1,200,000		State of Illinois,
		6.725%, 04/01/35	1,266,024	0.1
1,000,000		State of Illinois,
		6.900%, 03/01/35	1,087,950	0.0
			15,253,745	0.5

		Nebraska: 0.1%
1,500,000		Public Power
		Generation Agency,
		7.242%, 01/01/41	1,748,100	0.1
		Nevada: 0.1%
2,300,000		County of Clark NV,
		6.820%, 07/01/45	2,923,277	0.1

		New Jersey: 0.5%
8,100,000		New Jersey Economic
		Development
		Authority, 1.546%,
		06/15/13	8,101,782	0.3
2,945,000		New Jersey State
		Turnpike Authority,
		7.102%, 01/01/41	4,046,371	0.1
4,200,000		New Jersey
		Transportation Trust
		Fund Authority,
		5.250%, 06/15/36	4,524,240	0.1
			16,672,393	0.5

		New York: 0.5%
1,000,000		New York City
		Municipal Water
		Finance Authority,
		5.000%, 06/15/44	1,076,350	0.1
5,900,000		New York City
		Municipal Water
		Finance Authority,
		5.882%, 06/15/44	7,367,271	0.2
5,900,000		New York City
		Municipal Water
		Finance Authority,
		6.282%, 06/15/42	6,695,910	0.2
870,000		Tobacco Settlement
		Financing Corp.,
		5.875%, 05/15/39	870,296	0.0
			16,009,827	0.5

		Pennsylvania: 0.2%
2,700,000		Pennsylvania
		Economic
		Development
		Financing Authority,
		6.532%, 06/15/39	3,172,905	0.1
4,000,000		University of
		Pittsburgh, 5.000%,
		09/15/28	4,604,480	0.1
			7,777,385	0.2

		Texas: 0.0%
1,300,000		Texas State
		Transportation
		Commission, 5.178%,
		04/01/30	1,534,195	0.0

		Washington: 0.0%
1,560,000		State of Washington,
		12/01/20	1,231,573	0.0

	Total Municipal Bonds
	(Cost $140,651,708)		160,628,847	4.8

ASSET-BACKED SECURITIES: 2.9%
		Home Equity Asset-Backed Securities: 0.1%
4,700,000		Bear Stearns Asset
		Backed Securities
		Trust, 0.494%,
		12/25/36	2,590,936	0.1
5,700,000		Bear Stearns Asset
		Backed Securities
		Trust, 0.544%,
		04/25/37	1,671,405	0.0
155,182		MASTR Asset-Backed
		Securities Trust,
		0.344%, 11/25/36	50,558	0.0
279,774		New Century Home
		Equity Loan Trust,
		0.554%, 06/25/35	269,438	0.0
170,514		Renaissance Home
		Equity Loan Trust,
		0.734%, 08/25/33	141,325	0.0
98,863		Securitized Asset
		Backed Receivables
		LLC Trust, 0.374%,
		11/25/36	22,352	0.0
			4,746,014	0.1

		Other Asset-Backed Securities: 2.8%
116,777		Bear Stearns Asset
		Backed Securities
		Trust, 0.374%,
		10/25/36	107,975	0.0
3,952,023		Bear Stearns Asset
		Backed Securities
		Trust, 3.040%,
		10/25/36	2,711,969	0.1
18,746		Credit-Based Asset
		Servicing and
		Securitization LLC,
		0.354%, 11/25/36	11,469	0.0
212,259		GSAMP Trust,
		0.364%, 12/25/36	140,169	0.0
13,800,000	#	Halcyon Structured
		Asset Management
		Long/Short CLO Ltd.,
		0.660%, 08/07/21	13,277,711	0.4
16,833,276	#	Pacifica CDO Ltd.,
		0.680%, 01/26/20	15,629,192	0.5
357,891		Securitized Asset
		Backed Receivables
		LLC Trust, 0.354%,
		12/25/36	78,469	0.0
15,309,642		Small Business
		Administration,
		5.160%, 02/01/28	17,122,330	0.5
1,393,399		Small Business
		Administration,
		5.290%, 12/01/27	1,555,917	0.1
13,667,056		Small Business
		Administration,
		5.471%, 03/10/18	14,993,388	0.4
9,433,479		Small Business
		Administration,
		5.490%, 03/01/28	10,570,699	0.3
9,813,786		Small Business
		Administration,
		5.902%, 02/10/18	11,145,422	0.3
6,512,500		Soundview Home
		Equity Loan Trust,
		0.434%, 12/25/36	5,264,021	0.2
478,728		Specialty Underwriting
		& Residential Finance,
		0.354%, 01/25/38	428,497	0.0
			93,037,228	2.8

	Total Asset-Backed
	Securities
	(Cost $94,968,937)		97,783,242	2.9

U.S. TREASURY OBLIGATIONS: 32.2%
		Treasury Inflation Indexed Protected Securities: 6.9%
4,450,758		1.125%, due 01/15/21	4,966,418	0.1
61,388,872	S	1.750%, due 01/15/28	73,853,698	2.2
22,245,405		2.000%, due 01/15/26	27,358,378	0.8
9,489,401		2.375%, due 01/15/25	12,069,332	0.4
58,271,244	S	2.375%, due 01/15/27	75,306,493	2.2
14,869,719	S	2.500%, due 01/15/29	19,859,209	0.6
4,339,721		3.625%, due 04/15/28	6,452,284	0.2
2,065,965		3.875%, due 04/15/29	3,222,744	0.1
1,004,600		0.625%, due 07/15/21	1,075,157	0.0
4,152,880		1.250%, due 07/15/20	4,700,217	0.1
4,190,280		2.125%, due 02/15/40	5,624,471	0.2
			234,488,401	6.9

		U.S. Treasury Bonds: 4.6%
1,100,000		2.000%, due 11/15/21	1,112,204	0.0
900,000		2.125%, due 08/15/21	922,782	0.0
23,800,000		2.625%, due 11/15/20	25,618,463	0.8
69,400,000		3.625%, due 02/15/21	80,558,201	2.4
22,300,000		2.625%, due 08/15/20	24,050,907	0.7
1,800,000		3.375%, due 11/15/19	2,052,140	0.1
9,600,000		3.500%, due 05/15/20	11,041,498	0.3
9,800,000		3.625%, due 02/15/20	11,364,942	0.3
			156,721,137	4.6

		U.S. Treasury Notes: 20.7%
43,000,000		1.375%, due 11/30/18	43,154,542	1.3
16,500,000	S	0.250%, due 12/15/14	16,451,011	0.5
3,400,000		0.375%, due 07/31/13	3,408,898	0.1
310,200,000		0.500%, due 08/15/14	311,702,609	9.2
28,700,000		0.875%, due 12/31/16	28,762,795	0.9
19,300,000		1.500%, due 07/31/16	19,960,427	0.6
270,000,000	S	1.500%, due 08/31/18	274,050,000	8.1
			697,490,282	20.7

	Total U.S. Treasury
	Obligations
	(Cost $1,071,758,055)		1,088,699,820	32.2

FOREIGN GOVERNMENT BONDS: 8.2%
EUR 1,100,000	#	Banco Nacional de
		Desenvolvimento
		Economico e Social,
		4.125%, 09/15/17	1,403,029	0.1
BRL 1,503,000		Brazil Notas do
		Tesouro Nacional
		Serie F, 10.000%,
		01/01/13	805,272	0.0
BRL 59,231,000		Brazil Notas do
		Tesouro Nacional
		Series F, 10.000%,
		01/01/17	30,553,162	0.9
BRL 61,000		Brazil Notas do
		Tesouro Nacional
		Series F, 10.000%,
		01/01/21	30,485	0.0
CAD 800,000	#	Canada Housing Trust
		No 1, 2.650%,
		03/15/22	797,000	0.0
CAD 800,000	#	Canada Housing Trust
		No 1, 3.350%,
		12/15/20	849,685	0.0
CAD 1,300,000	#	Canada Housing Trust
		No 1, 3.750%,
		03/15/20	1,421,776	0.1
CAD 900,000	#	Canada Housing Trust
		No 1, 3.800%,
		06/15/21	988,299	0.0
CAD 7,100,000		Canadian Government
		Bond, 2.750%,
		09/01/16	7,434,179	0.2
CAD 600,000		Canadian Government
		Bond, 3.250%,
		06/01/21	654,950	0.0
2,400,000	#	Export-Import Bank of
		China, 4.875%,
		07/21/15	2,593,059	0.1
2,000,000		Federative Republic of
		Brazil, 12.500%,
		01/05/22	1,368,396	0.1
EUR 310,668		Italy Buoni Poliennali
		Del Tesoro, 2.100%,
		09/15/16	350,231	0.0
EUR 15,929,600		Italy Buoni Poliennali
		Del Tesoro, 2.100%,
		09/15/21	15,462,835	0.5
JPY		Japan Treasury Bill,
6,000,000,000		02/06/12	77,946,780	2.3
JPY		Japan Treasury Bill,
3,710,000,000		02/20/12	48,194,956	1.4
1,100,000	#	Korea Housing
		Finance Corp.,
		4.125%, 12/15/15	1,141,571	0.0
MXN 26,700,000		Mexican Bonos,
		6.000%, 06/18/15	1,964,121	0.1
BRL 1,516,000		Brazil Notas do
		Tesouro Nacional
		Serie F, 10.000%,
		01/01/14	804,987	0.0
750,000		Panama Government
		International Bond,
		8.875%, 09/30/27	1,128,750	0.0
CAD 200,000		Province of British
		Columbia Canada,
		3.250%, 12/18/21	203,716	0.0
CAD 200,000		Province of British
		Columbia Canada,
		4.300%, 06/18/42	231,285	0.0
3,900,000		Province of Ontario
		Canada, 1.375%,
		01/27/14	3,943,239	0.1
600,000		Province of Ontario
		Canada, 1.875%,
		09/15/15	611,930	0.0
CAD 2,500,000		Province of Ontario
		Canada, 3.150%,
		06/02/22	2,505,350	0.1
1,300,000		Province of Ontario
		Canada, 3.000%,
		07/16/18	1,369,285	0.1
CAD 600,000		Province of Ontario
		Canada, 4.200%,
		03/08/18	660,003	0.0
CAD 12,600,000		Province of Ontario
		Canada, 4.200%,
		06/02/20	13,818,134	0.4
CAD 3,300,000		Province of Ontario
		Canada, 4.300%,
		03/08/17	3,627,781	0.1
CAD 4,200,000		Province of Ontario
		Canada, 4.400%,
		06/02/19	4,676,089	0.2
CAD 10,000,000		Province of Ontario
		Canada, 4.000%,
		06/02/21	10,787,534	0.3
CAD 2,000,000		Province of Ontario
		Canada, 4.600%,
		06/02/39	2,372,398	0.1
CAD 1,200,000		Province of Ontario
		Canada, 5.500%,
		06/02/18	1,409,469	0.1
CAD 7,200,000		Province of Ontario
		Canada, 6.500%,
		03/08/29	10,044,733	0.3
CAD 200,000		Province of Quebec,
		4.500%, 12/01/16	221,124	0.0
CAD 300,000		Province of Quebec
		Canada, 3.500%,
		12/01/22	306,608	0.0
100,000		Province of Quebec
		Canada, 3.500%,
		07/29/20	107,246	0.0
CAD 200,000		Province of Quebec
		Canada, 4.500%,
		12/01/20	222,596	0.0
CAD 1,000,000		Quebec Province,
		4.500%, 12/01/18	1,117,065	0.0
RUB 500,000		Russian Foreign Bond
		- Eurobond, 3.625%,
		04/29/15	503,750	0.0
4,000,000	#	Societe Financement
		de l’Economie
		Francaise, 0.780%,
		07/16/12	4,009,240	0.1
975,000		South Africa
		Government
		International Bond,
		5.875%, 05/30/22	1,126,125	0.0
180,000		South Africa
		Government
		International Bond,
		6.500%, 06/02/14	198,000	0.0
EUR 12,500,000		Spain Government
		Bond, 4.650%,
		07/30/25	14,741,474	0.5
GBP 500,000		United Kingdom Gilt,
		4.250%, 12/07/40	958,090	0.0
GBP 300,000		United Kingdom Gilt,
		4.250%, 09/07/39	574,284	0.0

	Total Foreign
	Government Bonds
	(Cost $278,186,527)		276,240,071	8.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 45.7%
		Federal Home Loan Mortgage Corporation: 3.4%##
1,853,813		1.609%, due 07/25/44	1,890,394	0.1
647,543		6.500%, due 02/25/43	722,570	0.0
44,288		0.628%, due 12/15/29	44,352	0.0
955,926		1.399%, due 10/25/44	935,596	0.0
700,000		2.000%, due 08/25/16	729,038	0.0
298,544		2.095%, due 09/01/35	310,970	0.0
45,488		2.375%, due 11/01/31	47,799	0.0
29,590		2.383%, due 06/01/24	31,158	0.0
3,966,272		2.468%, due 06/01/35	4,172,243	0.1
700,000		2.500%, due 05/27/16	742,438	0.0
1,025,086		2.611%, due 01/01/29	1,087,767	0.0
90,091		3.500%, due 07/15/32	93,192	0.0
–	W	4.000%, due 08/15/40	–	–
181,052		4.500%, due 06/01/39	192,072	0.0
871,149		4.500%, due 10/01/39	924,177	0.0
22,610,720		4.500%, due 05/01/40	23,980,012	0.7
219,537		4.500%, due 09/01/40	232,832	0.0
92,103		4.500%, due 03/01/41	97,681	0.0
5,782,450		4.500%, due 09/01/41	6,131,277	0.2
1,599,213		4.500%, due 09/01/41	1,695,685	0.1
498,971		5.198%, due 03/01/35	535,175	0.0
10,310		5.500%, due 03/15/17	10,309	0.0
653,063		5.500%, due 09/01/19	709,552	0.0
434,715		5.500%, due 03/01/23	475,146	0.0
900,899		5.500%, due 03/01/37	979,900	0.0
1,168,689		5.500%, due 05/01/37	1,269,894	0.1
811,884		5.500%, due 09/01/37	882,191	0.0
899,230		5.500%, due 11/01/37	977,102	0.0
872,051		5.500%, due 12/01/37	947,568	0.0
754,592		5.500%, due 01/01/38	819,938	0.0
1,455,219		5.500%, due 01/01/38	1,581,238	0.1
2,649,637		5.500%, due 02/01/38	2,879,089	0.1
938,877		5.500%, due 03/01/38	1,020,182	0.0
0		5.500%, due 05/01/38	0	–
0		5.500%, due 06/01/38	0	–
3,512,334		5.500%, due 06/01/38	3,816,495	0.1
4,137,479		5.500%, due 07/01/38	4,495,776	0.2
882,021		5.500%, due 08/01/38	958,402	0.0
820,919		5.500%, due 09/01/38	892,009	0.0
889,847		5.500%, due 09/01/38	966,906	0.0
896,780		5.500%, due 10/01/38	974,439	0.0
892,425		5.500%, due 10/01/38	969,707	0.0
0		5.500%, due 12/01/38	0	–
852,805		5.500%, due 01/01/39	926,656	0.0
4,087,638		5.500%, due 01/01/39	4,441,618	0.1
1,704,696		5.500%, due 01/01/39	1,852,319	0.1
2,000,000	W	5.500%, due 01/15/39	2,170,313	0.1
1,745,450		5.500%, due 03/01/39	1,896,603	0.1
636,466		5.500%, due 07/01/39	691,582	0.0
2,465,772		5.500%, due 03/01/40	2,679,302	0.1
1,801,072		5.500%, due 08/01/40	1,957,041	0.1
463,277		6.000%, due 01/01/22	509,114	0.0
585,969		6.000%, due 03/01/22	643,946	0.0
1,404,103		6.000%, due 10/01/22	1,543,027	0.1
5,093,168		6.000%, due 09/01/27	5,597,094	0.2
76,250		6.000%, due 05/01/35	84,950	0.0
346,350		6.000%, due 12/01/37	380,997	0.0
4,490,547		6.000%, due 12/01/37	4,939,760	0.2
6,548,466		6.000%, due 01/01/38	7,203,543	0.2
5,554,758		6.000%, due 01/01/38	6,110,430	0.2
664,547		6.000%, due 02/01/38	731,025	0.0
202,049		6.000%, due 08/01/39	222,008	0.0
22,493		6.000%, due 09/01/39	24,715	0.0
28,461		6.500%, due 07/01/19	31,767	0.0
38,794		8.250%, due 08/15/21	44,225	0.0
1,000,000		4.875%, due 06/13/18	1,206,999	0.1
			116,111,305	3.4

		Federal National Mortgage Association: 42.3%##
2,000,000	W	–%, due 11/13/33	2,175,951	0.1
15,200,000		0.494%, due 10/27/37	15,111,734	0.5
91,541		0.794%, due 03/25/17	92,141	0.0
187,785		1.194%, due 04/25/32	190,597	0.0
107,317		1.408%, due 08/01/42	107,946	0.0
166,289		1.408%, due 08/01/42	167,337	0.0
164,604		1.408%, due 10/01/44	165,516	0.0
1,258,767		1.948%, due 08/01/35	1,297,949	0.1
1,201,205		2.300%, due 10/01/35	1,260,816	0.1
1,067,352		2.417%, due 10/01/35	1,126,098	0.1
1,580,235		2.457%, due 10/01/35	1,670,773	0.1
718,892		2.471%, due 02/01/34	758,543	0.0
3,279,541		2.499%, due 11/01/34	3,482,675	0.1
1,036,806		2.560%, due 09/01/34	1,098,248	0.1
–	W	3.000%, due 09/25/26	–	–
34,000,000	W	3.000%, due 10/25/26	35,014,686	1.1
299,581		3.330%, due 11/01/21	317,941	0.0
50,223		3.340%, due 05/01/36	51,399	0.0
132,000,000	W	3.500%, due 01/25/26	138,063,750	4.1
126,547		4.000%, due 12/01/13	133,648	0.0
86,746		4.000%, due 04/01/14	91,542	0.0
18,201		4.000%, due 01/01/15	19,209	0.0
16,254		4.000%, due 06/01/19	17,295	0.0
19,000,000	W	4.000%, due 01/25/24	20,042,030	0.6
81,101		4.000%, due 04/01/24	85,584	0.0
20,137		4.000%, due 06/01/24	21,250	0.0
30,014		4.000%, due 05/01/25	31,673	0.0
24,484		4.000%, due 06/01/25	25,838	0.0
21,669		4.000%, due 08/01/25	22,867	0.0
67,162		4.000%, due 08/01/25	70,875	0.0
21,008		4.000%, due 09/01/25	22,169	0.0
33,883		4.000%, due 01/01/26	35,756	0.0
5,791		4.000%, due 01/01/26	6,111	0.0
77,264		4.000%, due 02/01/26	81,632	0.0
111,384		4.000%, due 04/01/26	117,681	0.0
57,751		4.000%, due 05/01/26	61,016	0.0
46,688,093		4.000%, due 02/01/41	49,103,922	1.5
42,751,366		4.000%, due 03/01/41	44,976,853	1.4
227,145		4.000%, due 06/01/41	238,969	0.0
0		4.500%, due 06/01/13	0	–
0		4.500%, due 03/01/14	0	–
53,438		4.500%, due 07/01/17	57,075	0.0
252,853		4.500%, due 06/01/18	270,108	0.0
65,914		4.500%, due 06/01/18	70,423	0.0
33,509		4.500%, due 04/01/23	35,765	0.0
178,905		4.500%, due 05/01/23	190,953	0.0
486,745		4.500%, due 05/01/23	523,725	0.0
45,000,000	W	4.500%, due 01/25/24	47,981,250	1.4
319,748		4.500%, due 02/01/24	341,073	0.0
19,901		4.500%, due 03/01/24	21,228	0.0
349,808		4.500%, due 04/01/24	373,137	0.0
156,405		4.500%, due 04/01/24	166,934	0.0
114,464		4.500%, due 05/01/24	122,098	0.0
5,477,645		4.500%, due 05/01/24	5,846,379	0.2
317,742		4.500%, due 06/01/24	338,933	0.0
353,334		4.500%, due 08/01/24	376,898	0.0
46,909		4.500%, due 09/01/24	50,037	0.0
308,771		4.500%, due 03/01/25	329,363	0.0
0		4.500%, due 04/01/25	0	–
139,706		4.500%, due 04/01/25	149,023	0.0
55,152		4.500%, due 04/01/25	58,830	0.0
188,354		4.500%, due 04/01/25	200,915	0.0
20,572		4.500%, due 06/01/25	21,943	0.0
26,390		4.500%, due 07/01/25	28,167	0.0
609,960		4.500%, due 01/01/26	651,020	0.0
1,318,032		4.500%, due 03/01/26	1,410,876	0.1
0		4.500%, due 03/01/26	0	–
353,869		4.500%, due 07/01/26	377,469	0.0
11,085,827		4.500%, due 04/01/29	11,866,808	0.4
156,644		4.500%, due 06/01/29	167,679	0.0
2,000,000		4.500%, due 06/01/29	2,140,897	0.1
1,268,970		4.500%, due 07/01/29	1,357,574	0.1
569,527		4.500%, due 05/01/31	609,294	0.0
123,202		4.500%, due 02/01/33	131,592	0.0
91,385		4.500%, due 07/01/34	97,523	0.0
309,277		4.500%, due 09/01/35	329,857	0.0
1,889,557		4.500%, due 02/01/36	2,018,245	0.1
23,639		4.500%, due 04/01/38	25,190	0.0
13,152		4.500%, due 01/01/39	14,011	0.0
0		4.500%, due 01/01/39	0	–
423,100,000	W	4.500%, due 01/25/39	450,337,063	13.3
35,708		4.500%, due 02/01/39	38,040	0.0
0		4.500%, due 02/01/39	0	–
538,072		4.500%, due 02/01/39	573,204	0.0
2,304,560		4.500%, due 03/01/39	2,455,031	0.1
686,789		4.500%, due 03/01/39	731,631	0.0
1,475,938		4.500%, due 03/01/39	1,572,305	0.1
1,500,001		4.500%, due 04/01/39	1,597,939	0.1
11,913,731		4.500%, due 04/01/39	12,691,607	0.4
9,174,442		4.500%, due 04/01/39	9,773,463	0.3
402,657		4.500%, due 05/01/39	428,947	0.0
149,999		4.500%, due 05/01/39	160,637	0.0
207,482		4.500%, due 05/01/39	221,029	0.0
161,000		4.500%, due 05/01/39	171,512	0.0
2,710,167		4.500%, due 05/01/39	2,887,120	0.1
19,465		4.500%, due 05/01/39	20,736	0.0
43,113,018		4.500%, due 06/01/39	45,927,968	1.4
3,527,556		4.500%, due 07/01/39	3,757,878	0.1
771,819		4.500%, due 08/01/39	822,213	0.0
594,366		4.500%, due 08/01/39	633,174	0.0
468,652		4.500%, due 08/01/39	499,251	0.0
1,470,512		4.500%, due 08/01/39	1,566,525	0.1
1,693,140		4.500%, due 08/01/39	1,805,805	0.1
55,358		4.500%, due 08/01/39	58,972	0.0
3,478,206		4.500%, due 09/01/39	3,705,307	0.1
194,495		4.500%, due 09/01/39	207,194	0.0
1,556,774		4.500%, due 10/01/39	1,658,419	0.1
7,769,997		4.500%, due 11/01/39	8,277,318	0.3
22,256		4.500%, due 12/01/39	23,709	0.0
419,009		4.500%, due 01/01/40	446,367	0.0
879,661		4.500%, due 01/01/40	937,096	0.0
835,532		4.500%, due 01/01/40	890,086	0.0
97,469		4.500%, due 02/01/40	103,833	0.0
2,873,290		4.500%, due 02/01/40	3,060,894	0.1
463,482		4.500%, due 02/01/40	493,744	0.0
954,599		4.500%, due 02/01/40	1,016,927	0.0
348,434		4.500%, due 02/01/40	371,184	0.0
39,550		4.500%, due 03/01/40	42,133	0.0
23,770		4.500%, due 03/01/40	25,322	0.0
61,190		4.500%, due 04/01/40	65,185	0.0
2,700,832		4.500%, due 06/01/40	2,877,176	0.1
573,198		4.500%, due 06/01/40	610,623	0.0
45,834		4.500%, due 06/01/40	48,827	0.0
819,677		4.500%, due 07/01/40	873,196	0.0
90,497		4.500%, due 07/01/40	96,406	0.0
92,360		4.500%, due 07/01/40	98,391	0.0
357,176		4.500%, due 07/01/40	380,497	0.0
968,491		4.500%, due 07/01/40	1,031,726	0.0
104,365		4.500%, due 07/01/40	111,179	0.0
1,753,332		4.500%, due 07/01/40	1,867,811	0.1
444,130		4.500%, due 08/01/40	473,128	0.0
227,902		4.500%, due 08/01/40	242,782	0.0
303,799		4.500%, due 08/01/40	323,635	0.0
290,971		4.500%, due 08/01/40	309,969	0.0
300,000		4.500%, due 08/01/40	319,588	0.0
249,525		4.500%, due 08/01/40	265,818	0.0
118,957		4.500%, due 08/01/40	126,724	0.0
430,883		4.500%, due 09/01/40	459,016	0.0
269,629		4.500%, due 09/01/40	287,234	0.0
235,009		4.500%, due 09/01/40	250,353	0.0
121,152		4.500%, due 09/01/40	129,062	0.0
2,528,203		4.500%, due 09/01/40	2,693,276	0.1
93,464		4.500%, due 09/01/40	99,566	0.0
23,331		4.500%, due 09/01/40	24,855	0.0
34,288,405		4.500%, due 09/01/40	36,527,175	1.1
339,170		4.500%, due 09/01/40	361,315	0.0
803,269		4.500%, due 10/01/40	855,717	0.0
1,209,779		4.500%, due 10/01/40	1,288,769	0.1
49,349		4.500%, due 10/01/40	52,571	0.0
518,427		4.500%, due 11/01/40	552,276	0.0
702,424		4.500%, due 11/01/40	748,287	0.0
45,407		4.500%, due 11/01/40	48,371	0.0
30,544		4.500%, due 11/01/40	32,538	0.0
1,000,001		4.500%, due 12/01/40	1,065,293	0.1
999,901		4.500%, due 12/01/40	1,065,187	0.1
382,325		4.500%, due 12/01/40	407,288	0.0
402,351		4.500%, due 12/01/40	428,621	0.0
283,592		4.500%, due 12/01/40	302,109	0.0
29,126		4.500%, due 12/01/40	31,028	0.0
114,314		4.500%, due 12/01/40	121,778	0.0
658,215		4.500%, due 01/01/41	701,192	0.0
819,537		4.500%, due 02/01/41	873,047	0.0
304,635		4.500%, due 02/01/41	324,526	0.0
335,679		4.500%, due 02/01/41	357,596	0.0
812,196		4.500%, due 02/01/41	865,227	0.0
74,247		4.500%, due 02/01/41	79,095	0.0
525,977		4.500%, due 02/01/41	560,319	0.0
90,403		4.500%, due 02/01/41	96,306	0.0
613,924		4.500%, due 02/01/41	654,009	0.0
717,300		4.500%, due 02/01/41	764,134	0.0
296,375		4.500%, due 03/01/41	315,726	0.0
1,732,688		4.500%, due 03/01/41	1,845,819	0.1
28,325		4.500%, due 03/01/41	30,174	0.0
674,004		4.500%, due 03/01/41	718,011	0.0
2,285,639		4.500%, due 03/01/41	2,434,874	0.1
1,684,530		4.500%, due 03/01/41	1,794,517	0.1
250,768		4.500%, due 03/01/41	267,141	0.0
854,682		4.500%, due 03/01/41	910,486	0.0
417,074		4.500%, due 04/01/41	444,305	0.0
290,608		4.500%, due 04/01/41	309,582	0.0
415,283		4.500%, due 04/01/41	442,398	0.0
33,627		4.500%, due 04/01/41	35,823	0.0
334,952		4.500%, due 04/01/41	356,822	0.0
2,696,291		4.500%, due 04/01/41	2,872,338	0.1
1,951,302		4.500%, due 04/01/41	2,078,707	0.1
0		4.500%, due 04/01/41	0	–
132,764		4.500%, due 04/01/41	141,993	0.0
62,806		4.500%, due 04/01/41	66,906	0.0
4,926,639		4.500%, due 04/01/41	5,248,311	0.2
0		4.500%, due 04/01/41	0	–
1,488,927		4.500%, due 04/01/41	1,586,142	0.1
89,221		4.500%, due 04/01/41	95,047	0.0
0		4.500%, due 04/01/41	0	–
2,077,023		4.500%, due 05/01/41	2,212,637	0.1
9,857,595		4.500%, due 05/01/41	10,501,220	0.3
106,132		4.500%, due 05/01/41	113,062	0.0
2,510,747		4.500%, due 05/01/41	2,674,680	0.1
395,270		4.500%, due 05/01/41	421,079	0.0
60,908		4.500%, due 05/01/41	64,884	0.0
737,704		4.500%, due 05/01/41	785,870	0.0
353,555		4.500%, due 05/01/41	376,639	0.0
3,379,409		4.500%, due 05/01/41	3,600,059	0.1
175,197		4.500%, due 05/01/41	186,636	0.0
33,639		4.500%, due 05/01/41	35,835	0.0
3,667,890		4.500%, due 05/01/41	3,907,375	0.1
898,119		4.500%, due 05/01/41	956,760	0.0
221,761		4.500%, due 05/01/41	236,240	0.0
835,257		4.500%, due 06/01/41	889,793	0.0
118,065		4.500%, due 06/01/41	125,774	0.0
107,594		4.500%, due 06/01/41	114,620	0.0
586,040		4.500%, due 06/01/41	624,304	0.0
1,821,834		4.500%, due 06/01/41	1,940,785	0.1
3,025,265		4.500%, due 06/01/41	3,222,791	0.1
810,537		4.500%, due 06/01/41	863,459	0.0
2,868,626		4.500%, due 06/01/41	3,055,925	0.1
912,000		4.500%, due 07/01/41	971,546	0.0
432,202		4.500%, due 07/01/41	460,421	0.0
161,240		4.500%, due 07/01/41	171,768	0.0
517,374		4.500%, due 07/01/41	551,155	0.0
401,580		4.500%, due 07/01/41	427,800	0.0
502,402		4.500%, due 07/01/41	535,205	0.0
456,236		4.500%, due 08/01/41	486,024	0.0
1,552,370		4.500%, due 08/01/41	1,653,728	0.1
426,846		4.500%, due 08/01/41	454,715	0.0
542,089		4.500%, due 08/01/41	577,483	0.0
1,485,828		4.500%, due 08/01/41	1,582,841	0.1
149,381		4.500%, due 09/01/41	159,135	0.0
279,791		4.500%, due 09/01/41	298,059	0.0
6,099,996		4.500%, due 12/01/41	6,498,279	0.2
423,185		4.519%, due 12/01/36	445,129	0.0
794,839		5.000%, due 02/01/34	859,697	0.0
1,646,129		5.000%, due 03/01/34	1,780,449	0.1
0		5.000%, due 06/01/34	0	–
4,350,143		5.000%, due 03/01/35	4,705,105	0.2
15,555,063		5.000%, due 07/01/35	16,824,321	0.5
146,163		5.000%, due 11/01/36	158,022	0.0
38,000,000	W	5.000%, due 01/13/40	41,057,822	1.2
583,419		5.500%, due 06/01/23	640,141	0.0
6,000,000	W	5.500%, due 01/25/24	6,509,064	0.2
948,685		5.500%, due 02/01/24	1,042,105	0.1
49,649		5.500%, due 01/01/32	54,282	0.0
244,756		5.500%, due 10/01/33	267,596	0.0
229,131		5.500%, due 10/01/33	250,513	0.0
8,548		5.500%, due 11/01/33	9,346	0.0
151,573		5.500%, due 11/01/33	165,718	0.0
88,924		5.500%, due 11/01/33	97,222	0.0
150,456		5.500%, due 11/01/33	164,496	0.0
13,132		5.500%, due 12/01/33	14,358	0.0
162,347		5.500%, due 12/01/33	177,497	0.0
1,200,370		5.500%, due 12/01/33	1,312,385	0.1
205,521		5.500%, due 12/01/33	224,699	0.0
290,219		5.500%, due 12/01/33	318,752	0.0
2,120,016		5.500%, due 12/01/33	2,317,848	0.1
107,779		5.500%, due 01/01/34	117,770	0.0
263,891		5.500%, due 01/01/34	288,351	0.0
224,628		5.500%, due 01/01/34	245,590	0.0
597,802		5.500%, due 11/01/34	653,213	0.0
326,047		5.500%, due 11/01/34	358,103	0.0
194,094		5.500%, due 01/01/35	213,177	0.0
76,998		5.500%, due 01/01/35	84,135	0.0
17,386,448		5.500%, due 02/01/35	18,998,023	0.6
100,198		5.500%, due 02/01/35	109,422	0.0
379,961		5.500%, due 03/01/35	417,317	0.0
13,580		5.500%, due 02/01/36	14,864	0.0
332,604		5.500%, due 04/01/36	362,914	0.0
294,821		5.500%, due 05/01/36	321,688	0.0
11,531,845		5.500%, due 07/01/36	12,600,749	0.4
573,187		5.500%, due 09/01/36	626,675	0.0
131,251		5.500%, due 11/01/36	143,212	0.0
95,285		5.500%, due 11/01/36	103,968	0.0
86,379		5.500%, due 12/01/36	94,251	0.0
217,808		5.500%, due 12/01/36	237,657	0.0
118,290		5.500%, due 12/01/36	129,069	0.0
739,243		5.500%, due 01/01/37	806,609	0.0
1,281,609		5.500%, due 01/01/37	1,396,798	0.1
186,927		5.500%, due 01/01/37	203,961	0.0
155,995		5.500%, due 04/01/37	170,015	0.0
76,523		5.500%, due 07/01/37	83,401	0.0
304,362		5.500%, due 07/01/37	331,718	0.0
144,464		5.500%, due 08/01/37	157,448	0.0
4,120,090		5.500%, due 03/01/38	4,525,163	0.2
128,206		5.500%, due 06/01/38	139,890	0.0
5,000,000	W	5.500%, due 01/25/39	5,445,314	0.2
77,751		5.500%, due 09/01/39	84,836	0.0
214,123		5.500%, due 05/01/40	233,368	0.0
329,583		5.500%, due 06/01/40	359,205	0.0
198,721		6.000%, due 09/01/21	220,495	0.0
1,658,638		6.000%, due 06/01/22	1,827,671	0.1
175,877		6.000%, due 09/01/22	194,570	0.0
178,860		6.000%, due 10/01/22	197,870	0.0
366,829		6.000%, due 01/01/23	405,817	0.0
7,647		6.000%, due 03/01/24	8,448	0.0
4,408,462		6.000%, due 12/01/26	4,861,862	0.2
3,925,911		6.000%, due 08/01/27	4,329,682	0.1
4,620,826		6.000%, due 09/01/27	5,093,180	0.2
4,834,004		6.000%, due 10/01/27	5,328,149	0.2
9,447,031		6.000%, due 11/01/27	10,412,734	0.3
708,613		6.000%, due 11/01/28	786,253	0.0
3,353		6.000%, due 04/01/31	3,738	0.0
3,200		6.000%, due 01/01/32	3,567	0.0
8,387		6.000%, due 11/01/32	9,350	0.0
565,513		6.000%, due 01/01/33	623,821	0.0
58,000,000	W	6.000%, due 01/15/33	63,872,517	1.9
35,259		6.000%, due 09/01/33	39,309	0.0
8,764		6.000%, due 01/01/34	9,771	0.0
9,326		6.000%, due 02/01/34	10,397	0.0
110,431		6.000%, due 05/01/35	122,151	0.0
81,719		6.000%, due 07/01/35	90,391	0.0
70,733		6.000%, due 07/01/35	78,240	0.0
5,513		6.000%, due 10/01/35	6,098	0.0
685,916		6.000%, due 12/01/35	758,712	0.0
3,821,568		6.000%, due 12/01/35	4,227,148	0.1
16,118		6.000%, due 02/01/36	17,783	0.0
15,988		6.000%, due 02/01/36	17,639	0.0
733,936		6.000%, due 02/01/36	809,764	0.0
646,823		6.000%, due 03/01/36	713,651	0.0
307,474		6.000%, due 04/01/36	339,241	0.0
206,483		6.000%, due 05/01/36	227,816	0.0
316,265		6.000%, due 05/01/36	348,941	0.0
427,179		6.000%, due 06/01/36	471,314	0.0
173,699		6.000%, due 07/01/36	191,645	0.0
150,545		6.000%, due 07/01/36	166,099	0.0
14,541		6.000%, due 07/01/36	16,043	0.0
1,371,260		6.000%, due 07/01/36	1,516,791	0.1
126,316		6.000%, due 07/01/36	139,367	0.0
165,543		6.000%, due 08/01/36	182,646	0.0
59,700		6.000%, due 08/01/36	65,868	0.0
509,222		6.000%, due 08/01/36	561,833	0.0
604,949		6.000%, due 08/01/36	667,450	0.0
6,790,559		6.000%, due 08/01/36	7,492,136	0.2
53,982		6.000%, due 08/01/36	59,559	0.0
45,152		6.000%, due 09/01/36	49,817	0.0
129,053		6.000%, due 09/01/36	142,386	0.0
115,174		6.000%, due 09/01/36	127,073	0.0
89,789		6.000%, due 09/01/36	100,038	0.0
311,089		6.000%, due 09/01/36	343,230	0.0
285,188		6.000%, due 09/01/36	314,653	0.0
22,816		6.000%, due 09/01/36	25,173	0.0
248,499		6.000%, due 09/01/36	276,863	0.0
56,594		6.000%, due 09/01/36	62,441	0.0
307,980		6.000%, due 09/01/36	339,799	0.0
181,113		6.000%, due 10/01/36	199,825	0.0
267,186		6.000%, due 10/01/36	294,791	0.0
39,599		6.000%, due 10/01/36	43,690	0.0
92,824		6.000%, due 10/01/36	102,414	0.0
176,725		6.000%, due 10/01/36	194,983	0.0
147,368		6.000%, due 10/01/36	162,594	0.0
16,784		6.000%, due 10/01/36	18,519	0.0
239,646		6.000%, due 10/01/36	264,405	0.0
12,778		6.000%, due 10/01/36	14,099	0.0
85,280		6.000%, due 10/01/36	94,091	0.0
950,378		6.000%, due 10/01/36	1,048,568	0.1
1,862,879		6.000%, due 10/01/36	2,055,345	0.1
212,763		6.000%, due 11/01/36	234,745	0.0
92,903		6.000%, due 11/01/36	102,501	0.0
14,670		6.000%, due 11/01/36	16,260	0.0
186,300		6.000%, due 11/01/36	205,548	0.0
124,756		6.000%, due 11/01/36	137,645	0.0
881,898		6.000%, due 12/01/36	973,013	0.0
270,509		6.000%, due 12/01/36	298,863	0.0
63,790		6.000%, due 12/01/36	70,380	0.0
26,014		6.000%, due 12/01/36	28,701	0.0
305,612		6.000%, due 12/01/36	337,187	0.0
248,984		6.000%, due 12/01/36	274,708	0.0
788,983		6.000%, due 01/01/37	870,498	0.0
10,343		6.000%, due 01/01/37	11,428	0.0
149,645		6.000%, due 01/01/37	165,106	0.0
728,756		6.000%, due 01/01/37	804,048	0.0
107,434		6.000%, due 01/01/37	118,534	0.0
51,159		6.000%, due 01/01/37	56,525	0.0
363,706		6.000%, due 02/01/37	400,942	0.0
1,746,648		6.000%, due 02/01/37	1,927,105	0.1
316,351		6.000%, due 02/01/37	348,739	0.0
245,260		6.000%, due 02/01/37	270,599	0.0
10,764		6.000%, due 03/01/37	11,866	0.0
81,126		6.000%, due 03/01/37	89,432	0.0
530,804		6.000%, due 03/01/37	585,645	0.0
189,829		6.000%, due 03/01/37	209,264	0.0
151,354		6.000%, due 03/01/37	166,850	0.0
327,726		6.000%, due 04/01/37	361,278	0.0
331,591		6.000%, due 04/01/37	365,539	0.0
301,455		6.000%, due 04/01/37	332,317	0.0
1,879,673		6.000%, due 04/01/37	2,072,112	0.1
317,765		6.000%, due 04/01/37	350,298	0.0
29,643		6.000%, due 04/01/37	32,678	0.0
925,113		6.000%, due 04/01/37	1,020,692	0.0
53,459		6.000%, due 04/01/37	58,932	0.0
182,000		6.000%, due 04/01/37	200,633	0.0
116,692		6.000%, due 04/01/37	128,638	0.0
13,329		6.000%, due 04/01/37	14,707	0.0
225,108		6.000%, due 04/01/37	248,155	0.0
13,362		6.000%, due 04/01/37	14,730	0.0
13,884		6.000%, due 04/01/37	15,340	0.0
25,542		6.000%, due 04/01/37	28,157	0.0
680,478		6.000%, due 04/01/37	750,145	0.0
509,482		6.000%, due 04/01/37	561,642	0.0
25,855		6.000%, due 04/01/37	28,567	0.0
664,867		6.000%, due 04/01/37	732,935	0.0
416,663		6.000%, due 04/01/37	459,321	0.0
645,866		6.000%, due 04/01/37	711,989	0.0
418,452		6.000%, due 05/01/37	461,293	0.0
263,784		6.000%, due 05/01/37	290,790	0.0
57,327		6.000%, due 05/01/37	63,196	0.0
102,181		6.000%, due 05/01/37	112,642	0.0
352,454		6.000%, due 05/01/37	389,018	0.0
1,190,744		6.000%, due 05/01/37	1,312,651	0.1
460,008		6.000%, due 05/01/37	508,253	0.0
490,214		6.000%, due 05/01/37	540,401	0.0
11,851		6.000%, due 05/01/37	13,065	0.0
71,751		6.000%, due 05/01/37	79,096	0.0
313,271		6.000%, due 05/01/37	345,637	0.0
333,658		6.000%, due 05/01/37	367,818	0.0
9,602		6.000%, due 05/01/37	10,585	0.0
292,865		6.000%, due 05/01/37	322,848	0.0
256,127		6.000%, due 06/01/37	283,088	0.0
393,968		6.000%, due 06/01/37	434,303	0.0
134,196		6.000%, due 06/01/37	147,935	0.0
26,234		6.000%, due 06/01/37	28,919	0.0
322,969		6.000%, due 06/01/37	356,034	0.0
98,121		6.000%, due 06/01/37	108,166	0.0
321,972		6.000%, due 06/01/37	355,740	0.0
236,246		6.000%, due 06/01/37	260,433	0.0
430,762		6.000%, due 06/01/37	475,267	0.0
30,699		6.000%, due 06/01/37	33,842	0.0
421,048		6.000%, due 06/01/37	464,155	0.0
47,701		6.000%, due 06/01/37	52,585	0.0
3,382,383		6.000%, due 06/01/37	3,728,668	0.1
84,046		6.000%, due 06/01/37	92,650	0.0
61,561		6.000%, due 06/01/37	67,864	0.0
1,072,189		6.000%, due 07/01/37	1,181,959	0.1
105,522		6.000%, due 07/01/37	116,325	0.0
157,760		6.000%, due 07/01/37	174,306	0.0
9,047		6.000%, due 07/01/37	9,973	0.0
161,757		6.000%, due 07/01/37	180,446	0.0
33,946		6.000%, due 07/01/37	37,422	0.0
121,385		6.000%, due 07/01/37	133,812	0.0
109,898		6.000%, due 07/01/37	121,425	0.0
52,901		6.000%, due 07/01/37	58,317	0.0
76,108		6.000%, due 07/01/37	83,900	0.0
184,102		6.000%, due 07/01/37	202,950	0.0
446,653		6.000%, due 07/01/37	492,380	0.0
92,915		6.000%, due 07/01/37	102,596	0.0
310,598		6.000%, due 07/01/37	342,397	0.0
754,163		6.000%, due 07/01/37	831,374	0.0
67,409		6.000%, due 07/01/37	74,795	0.0
730,010		6.000%, due 07/01/37	804,748	0.0
10,798		6.000%, due 07/01/37	11,904	0.0
550,382		6.000%, due 07/01/37	606,729	0.0
284,856		6.000%, due 07/01/37	314,019	0.0
257,769		6.000%, due 07/01/37	284,159	0.0
76,487		6.000%, due 07/01/37	84,318	0.0
1,520,160		6.000%, due 07/01/37	1,675,792	0.1
230,511		6.000%, due 08/01/37	254,111	0.0
1,114,479		6.000%, due 08/01/37	1,231,365	0.1
55,078		6.000%, due 08/01/37	60,769	0.0
1,101,051		6.000%, due 08/01/37	1,213,776	0.1
282,760		6.000%, due 08/01/37	311,709	0.0
165,727		6.000%, due 08/01/37	182,694	0.0
847,033		6.000%, due 08/01/37	933,751	0.0
163,941		6.000%, due 08/01/37	180,725	0.0
887,448		6.000%, due 08/01/37	978,304	0.0
179,922		6.000%, due 08/01/37	198,342	0.0
598,612		6.000%, due 08/01/37	661,394	0.0
808,276		6.000%, due 08/01/37	891,027	0.0
312,737		6.000%, due 08/01/37	344,755	0.0
2,658,020		6.000%, due 09/01/37	2,930,146	0.1
4,964,795		6.000%, due 09/01/37	5,473,086	0.2
75,624		6.000%, due 09/01/37	83,366	0.0
617,301		6.000%, due 09/01/37	680,500	0.0
628,813		6.000%, due 09/01/37	693,191	0.0
688,639		6.000%, due 09/01/37	759,142	0.0
338,647		6.000%, due 09/01/37	373,317	0.0
233,522		6.000%, due 09/01/37	257,430	0.0
189,454		6.000%, due 09/01/37	208,850	0.0
206,376		6.000%, due 09/01/37	227,505	0.0
153,659		6.000%, due 09/01/37	169,390	0.0
26,142		6.000%, due 09/01/37	28,819	0.0
323,422		6.000%, due 09/01/37	356,534	0.0
318,004		6.000%, due 09/01/37	350,859	0.0
397,571		6.000%, due 09/01/37	438,274	0.0
1,342,808		6.000%, due 10/01/37	1,480,284	0.1
173,774		6.000%, due 10/01/37	191,565	0.0
92,378		6.000%, due 10/01/37	101,835	0.0
656,463		6.000%, due 10/01/37	723,671	0.0
214,365		6.000%, due 10/01/37	236,311	0.0
21,802		6.000%, due 10/01/37	24,034	0.0
247,387		6.000%, due 10/01/37	272,715	0.0
58,409		6.000%, due 10/01/37	64,389	0.0
326,006		6.000%, due 10/01/37	359,382	0.0
589,482		6.000%, due 12/01/37	651,767	0.0
160,095		6.000%, due 12/01/37	178,837	0.0
252,646		6.000%, due 02/01/38	278,512	0.0
1,087,087		6.000%, due 02/01/38	1,198,382	0.1
33,487		6.000%, due 03/01/38	36,916	0.0
13,052		6.000%, due 03/01/38	14,388	0.0
442,372		6.000%, due 04/01/38	487,662	0.0
330,482		6.000%, due 07/01/38	364,213	0.0
425,751		6.000%, due 07/01/38	469,206	0.0
123,668		6.000%, due 07/01/38	136,290	0.0
397,193		6.000%, due 07/01/38	437,733	0.0
714,412		6.000%, due 07/01/38	787,330	0.0
223,717		6.000%, due 08/01/38	246,551	0.0
409,660		6.000%, due 08/01/38	452,625	0.0
0		6.000%, due 08/01/38	0	–
316,521		6.000%, due 09/01/38	348,926	0.0
84,495		6.000%, due 09/01/38	93,119	0.0
136,502		6.000%, due 09/01/38	150,477	0.0
0		6.000%, due 09/01/38	0	–
0		6.000%, due 09/01/38	0	–
2,270,433		6.000%, due 09/01/38	2,502,168	0.1
0		6.000%, due 09/01/38	0	–
790,413		6.000%, due 09/01/38	871,088	0.0
0		6.000%, due 10/01/38	0	–
88,071		6.000%, due 10/01/38	97,061	0.0
771,045		6.000%, due 10/01/38	849,743	0.0
174,976		6.000%, due 10/01/38	192,835	0.0
507,258		6.000%, due 10/01/38	559,032	0.0
24,191		6.000%, due 10/01/38	26,660	0.0
21,272		6.000%, due 10/01/38	23,443	0.0
0		6.000%, due 10/01/38	0	–
1,391,281		6.000%, due 11/01/38	1,533,284	0.1
25,090		6.000%, due 11/01/38	27,650	0.0
0		6.000%, due 11/01/38	0	–
0		6.000%, due 11/01/38	0	–
26,326		6.000%, due 11/01/38	29,014	0.0
367,996		6.000%, due 12/01/38	405,557	0.0
0		6.000%, due 12/01/38	0	–
1,037,708		6.000%, due 12/01/38	1,148,330	0.1
1,000,000	W	6.000%, due 01/15/39	1,098,282	0.1
300,243		6.000%, due 08/01/39	330,982	0.0
0		6.000%, due 09/01/39	0	–
657,932		6.000%, due 12/01/39	725,291	0.0
497,353		6.000%, due 09/01/40	551,457	0.0
324		6.500%, due 11/01/15	349	0.0
30,130		6.500%, due 09/01/16	33,010	0.0
5,124		6.500%, due 02/01/17	5,613	0.0
5,236		6.500%, due 02/01/17	5,737	0.0
6,562		6.500%, due 02/01/17	7,212	0.0
3,971		6.500%, due 03/01/17	4,364	0.0
38,451		6.500%, due 04/01/17	42,259	0.0
885		6.500%, due 06/01/29	1,011	0.0
61,265		6.500%, due 04/01/32	69,586	0.0
29,625		6.500%, due 03/01/38	33,528	0.0
3,742,763		6.500%, due 06/17/38	3,912,117	0.1
			1,428,509,004	42.3

		Government National Mortgage Association: 0.0%
273,149		1.625%, due 08/20/27	281,064	0.0
215,667		2.125%, due 10/20/29	222,392	0.0
217,279		2.375%, due 01/20/27	224,715	0.0
			728,171	0.0

	Total U.S. Government
	Agency Obligations
	(Cost $1,517,471,433)		1,545,348,480	45.7

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: –%
		Consumer Discretionary: –%
192,000	X	General Motors Co.	–	–

	Total Common Stock
	(Cost $1)		–	–

PREFERRED STOCK: 1.2%
		Financials: 1.2%
39,000		Wells Fargo & Co.	41,515,500	1.2

	Total Preferred Stock
	(Cost $30,874,800)		41,515,500	1.2

			Percentage
			of Net
# of Contracts		Value	Assets
PURCHASED OPTIONS: 0.0%
	Options on Exchange Traded Futures
	Contracts: 0.0%
11,889	@ 90-Day Eurodollar
	September Futures,
	Strike @ 93.000, Exp.
	09/17/12	74,306	0.0

	Options on Interest Rate Swaptions: 0.0%
50,300,000	@ Put OTC Swaption,
	Strike @ 1.250%, Exp.
	04/30/12	272,189	0.0

	Total Purchased Options
	(Cost $292,538)	346,495	0.0

	Total Long-Term
	Investments
	(Cost $4,419,742,907)	4,523,866,696	133.9

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 2.2%
		U.S. Treasury Bills: 0.5%
5,200,000		United States Treasury
		Bill, 0.040%, 06/21/12	5,198,788	0.1
8,700,000		United States Treasury
		Bill, 0.100%, 12/13/12	8,691,465	0.3
4,500,000		United States Treasury
		Bill, 0.180%, 06/28/12	4,498,727	0.1
			18,388,980	0.5

		Securities Lending Collateralcc(1): 0.5%
3,760,058		BNP Paribas Bank,
		Repurchase
		Agreement dated
		12/30/11, 0.06%, due
		01/03/12 (Repurchase
		Amount $3,760,083,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 5.000%-
		6.000%, Market Value
		plus accrued interest
		$3,835,259, due
		05/15/24-04/15/41)	3,760,058	0.1
3,760,058		Cantor Fitzgerald,
		Repurchase
		Agreement dated
		12/30/11, 0.12%, due
		01/03/12 (Repurchase
		Amount $3,760,107,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 1.437%-
		6.014%, Market Value
		plus accrued interest
		$3,835,259, due
		06/01/17-09/01/44)	3,760,058	0.1
3,760,058		Citigroup, Inc.,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $3,760,091,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		5.500%, Market Value
		plus accrued interest
		$3,835,259, due
		01/19/12-12/20/41)	3,760,058	0.1
791,593		Deutsche Bank AG,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $791,600,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		6.500%, Market Value
		plus accrued interest
		$807,425, due
		06/28/12-11/01/41)	791,593	0.1
3,760,058		Merrill Lynch & Co.,
		Inc., Repurchase
		Agreement dated
		12/30/11, 0.02%, due
		01/03/12 (Repurchase
		Amount $3,760,066,
		collateralized by
		various U.S.
		Government
		Securities, 1.875%-
		4.000%, Market Value
		plus accrued interest
		$3,835,265, due
		02/15/15-06/30/15)	3,760,058	0.1
			15,831,825	0.5

		Certificates of Deposit: 0.1%
3,100,000		ITAU UNIBANCO YCD
		1/4/12, 01/04/12
		(Cost $3,099,613)	3,099,484	0.1

		Foreign Government Bonds: 1.1%
JPY	Z	Japan Treasury
960,000,000		Discount Bill, 01/30/12	12,471,410	0.4
JPY		Z Japan Treasury
1,800,000,000		Discount Bill, 02/27/12	23,382,599	0.7
JPY 30,000,000		Z Japan Treasury
		Discount Bill, 03/29/12	389,918	0.0
			36,243,927	1.1

		Total Short-Term
		Investments
		(Cost $73,558,493)	73,564,216	2.2

		Total Investments in
		Securities
		(Cost $4,493,301,400)	$4,597,430,912	136.1
		Liabilities in Excess of
		Other Assets	(1,219,107,984)	(36.1)
		Net Assets	$3,378,322,928	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##
On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
S
All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	EU Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
SGD	Singapore Dollar

Cost for federal income tax purposes is $4,496,353,182.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$184,844,532
Gross Unrealized Depreciation	(83,766,802)

Net Unrealized Appreciation	$101,077,730

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Preferred Stock	41,515,500	—	—	41,515,500
Purchased Options	74,306	272,189	—	346,495
Corporate Bonds/Notes	—	1,113,806,210	8,099,442	1,121,905,652
Collateralized Mortgage Obligations	—	190,920,227	478,362	191,398,589
Municipal Bonds	—	160,628,847	—	160,628,847
Short-Term Investments	—	73,564,216	—	73,564,216
Foreign Government Bonds	—	272,230,831	4,009,240	276,240,071
U.S. Treasury Obligations	—	1,088,699,820	—	1,088,699,820
U.S. Government Agency Obligations	—	1,545,348,480	—	1,545,348,480
Asset-Backed Securities	—	97,783,242	—	97,783,242
Total Investments, at value	$41,589,806	$4,543,254,062	$12,587,044	$4,597,430,912
Other Financial Instruments+
Futures	6,800,148	—	—	6,800,148
Swaps	6,662,376	34,654,794	—	41,317,170
Forward Foreign Currency Contracts	—	17,699,215	—	17,699,215
Total Assets	$55,052,330	$4,595,608,071	$12,587,044	$4,663,247,445
Liabilities Table
Other Financial Instruments+
Sales Commitments	$—	$(421,057,514)	$—	$(421,057,514)
Written Options	(38,919)	(3,016,159)	—	(3,055,078)
Futures	(43,603)	—	—	(43,603)
Swaps	(33,275,211)	(12,701,111)	—	(45,976,322)
Forward Foreign Currency Contracts	—	(9,183,394)	—	(9,183,394)
Total Liabilities	$(33,357,733)	$(445,958,178)	$—	$(479,315,911)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3		Ending Balance 12/31/2011

Asset Table
Investments, at value
Common Stock	$—	$1	$(19,838)	$—	$19,837	$—	$—	$		$—
Corporate Bonds/Notes	—	—	—	—	—	—	8,099,442		—	8,099,442
Collateralized Mortgage Obligations	582,999	—	(101,564)	(439)	(512)	(2,122)	—		—	478,362
Foreign Govemment Bonds	—	—	—	—	—	—	4,009,240		—	4,009,240
Short-Term Investments	1,824,493	—	(1,824,493)	—	(456,123)	456,123	—		—	—
Total Investments, at value	$2,407,492	$1	$(1,945,895)	$(439)	$(436,798)	$454,001	$12,108,682		$—	$12,587,044

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ (2,122)

At December 31, 2011, the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	242,000	Buy	01/17/12	$327,224	$313,245	$(13,979)
Barclays Bank PLC	EU Euro	3,777,000	Buy	01/17/12	5,190,977	4,888,945	(302,032)
Barclays Bank PLC	Mexican Peso	349,098	Buy	03/15/12	24,831	24,866	35
Barclays Bank PLC	EU Euro	20,301,000	Buy	01/17/12	28,082,840	26,277,593	(1,805,247)
Barclays Bank PLC	Mexican Peso	21,000,000	Buy	03/15/12	1,513,295	1,495,802	(17,493)
Barclays Bank PLC	Mexican Peso	4,786,984	Buy	03/15/12	342,748	340,971	(1,777)
Barclays Bank PLC	Chinese Yuan	3,385,089	Buy	02/13/12	529,450	537,340	7,890
Barclays Bank PLC	Chinese Yuan	38,066,707	Buy	06/01/12	5,972,653	6,034,984	62,331
Barclays Bank PLC	Taiwan New Dollar	79,567,470	Buy	01/11/12	2,776,255	2,628,463	(147,792)
Barclays Bank PLC	Chinese Yuan	42,813,000	Buy	06/01/12	6,700,000	6,787,448	87,448
Citigroup, Inc.	British Pound	1,344,000	Buy	01/04/12	2,087,123	2,087,138	15
Citigroup, Inc.	EU Euro	8,798,000	Buy	01/17/12	11,491,677	11,388,122	(103,555)
Citigroup, Inc.	British Pound	121,000	Buy	01/04/12	188,836	187,904	(932)
Citigroup, Inc.	Canadian Dollar	864,000	Buy	02/09/12	846,092	847,317	1,225
Citigroup, Inc.	Philippine Peso	511,133,700	Buy	03/15/12	11,723,250	11,610,877	(112,373)
Citigroup, Inc.	Indonesian Rupiah	22,911,020,000	Buy	01/31/12	2,525,187	2,518,402	(6,785)
Deutsche Bank AG	Chinese Yuan	137,557,951	Buy	02/01/13	21,707,109	21,717,972	10,863
Deutsche Bank AG	EU Euro	27,081,000	Buy	01/17/12	37,729,249	35,053,619	(2,675,630)
Deutsche Bank AG	EU Euro	1,958,000	Buy	01/17/12	2,714,787	2,534,434	(180,353)
Deutsche Bank AG	EU Euro	156,000	Buy	01/17/12	216,296	201,927	(14,369)
HSBC	Mexican Peso	2,357,855	Buy	03/15/12	167,694	167,947	253
HSBC	Chinese Yuan	17,259,750	Buy	06/01/12	2,700,000	2,736,310	36,310
HSBC	Chinese Yuan	11,502,900	Buy	06/01/12	1,800,000	1,823,636	23,636
HSBC	Chinese Yuan	1,918,350	Buy	06/01/12	300,000	304,130	4,130
HSBC	Chinese Yuan	12,146,700	Buy	06/01/12	1,900,000	1,925,702	25,702
HSBC	Chinese Yuan	50,453,350	Buy	06/01/12	7,900,000	7,998,726	98,726
HSBC	Indonesian Rupiah	100,937,774,500	Buy	07/02/12	11,171,862	10,933,781	(238,081)
JPMorgan Chase &
Co.	EU Euro	146,000	Buy	01/04/12	190,442	188,965	(1,477)
JPMorgan Chase &
Co.	Brazilian Real	14,082,085	Buy	01/04/12	7,540,608	7,541,939	1,331
JPMorgan Chase &
Co.	EU Euro	625,000	Buy	01/17/12	837,747	809,000	(28,747)
JPMorgan Chase &
Co.	EU Euro	1,090,000	Buy	01/17/12	1,495,026	1,410,895	(84,131)
JPMorgan Chase &
Co.	Canadian Dollar	879,000	Buy	02/09/12	854,481	862,027	7,546
JPMorgan Chase &
Co.	South African Rand	8,360,600	Buy	01/26/12	1,146,308	1,030,877	(115,431)
JPMorgan Chase &
Co.	Chinese Yuan	25,388,000	Buy	06/01/12	4,000,000	4,024,939	24,939
JPMorgan Chase &
Co.	Chinese Yuan	9,437,250	Buy	06/01/12	1,500,000	1,496,154	(3,846)
JPMorgan Chase &
Co.	Malaysian Ringgit	23,788,633	Buy	04/23/12	7,843,268	7,468,094	(375,174)
JPMorgan Chase &
Co.	Indian Rupee	501,730,000	Buy	07/12/12	10,794,535	9,148,062	(1,646,473)
Morgan Stanley	Danish Krone	609,000	Buy	03/08/12	105,946	106,115	169
Morgan Stanley	Chinese Yuan	24,204,100	Buy	06/01/12	3,800,000	3,837,247	37,247
Morgan Stanley	Philippine Peso	73,510,000	Buy	03/15/12	1,688,139	1,669,848	(18,291)
Royal Bank of
Canada	British Pound	19,941,000	Buy	01/04/12	31,227,606	30,966,979	(260,627)
UBS Warburg LLC	Mexican Peso	7,000,000	Buy	03/15/12	505,506	498,601	(6,905)
UBS Warburg LLC	EU Euro	1,576,000	Buy	01/17/12	2,179,940	2,039,973	(139,967)
							$(7,871,671)

Barclays Bank PLC	British Pound	3,937,000	Sell	01/04/12	$6,173,708	$6,113,886	$59,822
Barclays Bank PLC	EU Euro	2,067,000	Sell	01/17/12	2,690,041	2,675,522	14,519
Barclays Bank PLC	EU Euro	2,828,000	Sell	01/17/12	3,795,759	3,660,561	135,198
Barclays Bank PLC	Canadian Dollar	1,095,000	Sell	02/09/12	1,073,550	1,073,855	(305)
Barclays Bank PLC	EU Euro	1,200,000	Sell	01/17/12	1,623,978	1,553,279	70,699
Barclays Bank PLC	Canadian Dollar	23,000	Sell	02/09/12	22,382	22,556	(174)
Barclays Bank PLC	Canadian Dollar	57,847,000	Sell	02/09/12	56,503,626	56,729,992	(226,366)
Barclays Bank PLC	South African Rand	1,260,600	Sell	01/26/12	155,984	155,434	550
Barclays Bank PLC	Japanese Yen	2,211,108,186	Sell	02/06/12	29,125,145	28,744,044	381,101
Barclays Bank PLC	Japanese Yen	384,566,081	Sell	02/27/12	5,002,095	5,001,276	819
Barclays Bank PLC	Indonesian Rupiah	28,355,000,000	Sell	01/31/12	3,157,572	3,116,810	40,762
Barclays Bank PLC	Taiwan New Dollar	27,658,470	Sell	01/11/12	903,429	913,681	(10,252)
Barclays Bank PLC	Philippine Peso	12,500,000	Sell	03/15/12	291,375	283,949	7,426
Barclays Bank PLC	Philippine Peso	16,009,200	Sell	03/15/12	372,654	363,664	8,990
Barclays Bank PLC	Philippine Peso	20,900,000	Sell	03/15/12	486,047	474,763	11,284
Barclays Bank PLC	Philippine Peso	327,458,500	Sell	03/15/12	7,660,744	7,438,524	222,220
Barclays Bank PLC	Chinese Yuan	5,124,400	Sell	06/01/12	800,000	812,407	(12,407)
Barclays Bank PLC	Indonesian Rupiah	5,868,000,000	Sell	07/02/12	629,276	635,633	(6,357)
Citigroup, Inc.	EU Euro	1,378,000	Sell	01/17/12	1,799,901	1,783,682	16,219
Citigroup, Inc.	EU Euro	1,286,000	Sell	01/17/12	1,674,128	1,664,597	9,531
Citigroup, Inc.	EU Euro	4,512,000	Sell	01/17/12	5,873,767	5,840,328	33,439
Citigroup, Inc.	British Pound	444,000	Sell	02/02/12	687,699	689,315	(1,616)
Citigroup, Inc.	Australian Dollar	700,000	Sell	02/23/12	705,640	711,492	(5,852)
Citigroup, Inc.	Australian Dollar	300,000	Sell	02/23/12	302,417	304,925	(2,508)
Citigroup, Inc.	Australian Dollar	798,000	Sell	02/23/12	797,580	811,101	(13,521)
Citigroup, Inc.	Singapore Dollar	6,351,805	Sell	02/10/12	4,971,319	4,896,598	74,721
Citigroup, Inc.	Australian Dollar	662,000	Sell	02/23/12	654,252	672,868	(18,616)
Citigroup, Inc.	Japanese Yen	110,230,000	Sell	01/13/12	1,435,761	1,432,405	3,356
Citigroup, Inc.	Japanese Yen	236,613,470	Sell	01/30/12	3,088,626	3,075,530	13,096
Citigroup, Inc.	Japanese Yen	1,577,783,627	Sell	02/06/12	20,782,652	20,510,928	271,724
Citigroup, Inc.	Japanese Yen	259,254,924	Sell	02/27/12	3,372,137	3,371,607	530
Citigroup, Inc.	Philippine Peso	5,000,000	Sell	03/15/12	112,689	113,580	(891)
Citigroup, Inc.	Philippine Peso	10,000,000	Sell	03/15/12	224,972	227,159	(2,187)
Citigroup, Inc.	Malaysian Ringgit	23,788,633	Sell	04/23/12	7,686,150	7,468,095	218,055
Credit Suisse First
Boston	Chinese Yuan	3,193,500	Sell	06/01/12	500,000	506,288	(6,288)
Credit Suisse First
Boston	EU Euro	146,000	Sell	01/04/12	195,044	188,965	6,079
Credit Suisse First
Boston	Japanese Yen	30,000,000	Sell	03/29/12	386,071	390,425	(4,354)
Deutsche Bank AG	British Pound	1,700,000	Sell	01/04/12	2,639,760	2,639,981	(221)
Deutsche Bank AG	EU Euro	6,971,000	Sell	01/17/12	9,111,515	9,023,255	88,260
Deutsche Bank AG	EU Euro	1,272,000	Sell	01/17/12	1,666,835	1,646,475	20,360
Deutsche Bank AG	EU Euro	3,200,000	Sell	01/17/12	4,193,296	4,142,077	51,219
Deutsche Bank AG	EU Euro	1,033,000	Sell	01/17/12	1,377,464	1,337,114	40,350
Deutsche Bank AG	EU Euro	870,000	Sell	01/17/12	1,175,340	1,126,128	49,212
Deutsche Bank AG	EU Euro	900,000	Sell	01/17/12	1,244,605	1,164,960	79,645
Deutsche Bank AG	EU Euro	253,000	Sell	01/17/12	349,872	327,483	22,389
Deutsche Bank AG	Canadian Dollar	798,000	Sell	02/09/12	766,821	782,591	(15,770)
Deutsche Bank AG	Japanese Yen	236,613,470	Sell	01/30/12	3,090,199	3,075,530	14,669
Deutsche Bank AG	Japanese Yen	384,566,081	Sell	02/27/12	5,001,510	5,001,276	234
Deutsche Bank AG	Indian Rupee	112,024,000	Sell	07/12/12	2,200,000	2,042,538	157,462
Goldman Sachs &
Co.	EU Euro	200,000	Sell	01/17/12	261,631	258,880	2,751
Goldman Sachs &
Co.	EU Euro	1,637,000	Sell	01/17/12	2,141,450	2,118,931	22,519
Goldman Sachs &
Co.	British Pound	15,769,000	Sell	01/04/12	24,673,045	24,488,155	184,890
Goldman Sachs &
Co.	EU Euro	2,617,000	Sell	01/17/12	3,507,212	3,387,442	119,770
Goldman Sachs &
Co.	EU Euro	4,200,000	Sell	01/17/12	5,628,693	5,436,476	192,217
Goldman Sachs &
Co.	Japanese Yen	201,740,506	Sell	01/30/12	2,634,720	2,622,248	12,472
Goldman Sachs &
Co.	Japanese Yen	1,958,000,000	Sell	02/21/12	25,269,081	25,460,879	(191,798)
Goldman Sachs &
Co.	Philippine Peso	29,995,000	Sell	03/15/12	700,000	681,364	18,636
Goldman Sachs &
Co.	Indonesian Rupiah	540,494,500	Sell	07/02/12	58,086	58,547	(461)
HSBC	Brazilian Real	501,660	Sell	01/04/12	270,000	268,674	1,326
HSBC	Brazilian Real	928,750	Sell	01/04/12	500,000	497,410	2,590
HSBC	Chinese Yuan	10,869,800	Sell	02/13/12	1,700,000	1,725,442	(25,442)
HSBC	Danish Krone	93,007,000	Sell	03/08/12	16,742,633	16,205,956	536,677
HSBC	Japanese Yen	926,000,000	Sell	02/21/12	11,956,101	12,041,253	(85,152)
HSBC	Mexican Peso	6,646,750	Sell	03/15/12	500,000	473,439	26,561
HSBC	Mexican Peso	6,648,500	Sell	03/15/12	500,000	473,564	26,436
HSBC	Indonesian Rupiah	25,343,000,000	Sell	07/02/12	2,713,529	2,745,205	(31,676)
HSBC	Indonesian Rupiah	12,152,000,000	Sell	07/02/12	1,313,730	1,316,329	(2,599)
HSBC	Chinese Yuan	1,270,100	Sell	06/01/12	200,000	201,358	(1,358)
HSBC	Chinese Yuan	1,269,400	Sell	06/01/12	200,000	201,247	(1,247)
JPMorgan Chase &
Co.	EU Euro	146,000	Sell	02/02/12	190,504	189,004	1,500
JPMorgan Chase &
Co.	EU Euro	9,001,000	Sell	01/17/12	12,165,842	11,650,886	514,956
JPMorgan Chase &
Co.	EU Euro	1,000,000	Sell	01/17/12	1,347,375	1,294,399	52,976
JPMorgan Chase &
Co.	Chinese Yuan	7,033,400	Sell	02/13/12	1,100,000	1,116,463	(16,463)
JPMorgan Chase &
Co.	Chinese Yuan	3,197,000	Sell	02/13/12	500,000	507,483	(7,483)
JPMorgan Chase &
Co.	EU Euro	1,452,000	Sell	01/17/12	1,977,505	1,879,467	98,038
JPMorgan Chase &
Co.	Brazilian Real	14,082,085	Sell	03/02/12	7,448,868	7,445,997	2,871
JPMorgan Chase &
Co.	South African Rand	3,100,000	Sell	01/26/12	385,778	382,235	3,543
JPMorgan Chase &
Co.	South African Rand	4,000,000	Sell	01/26/12	497,475	493,207	4,268
JPMorgan Chase &
Co.	EU Euro	172,662,000	Sell	01/17/12	234,764,205	223,493,516	11,270,689
JPMorgan Chase &
Co.	Japanese Yen	236,613,470	Sell	01/30/12	3,088,545	3,075,530	13,015
JPMorgan Chase &
Co.	Japanese Yen	2,211,108,186	Sell	02/06/12	29,124,186	28,744,044	380,142
JPMorgan Chase &
Co.	Japanese Yen	387,046,833	Sell	02/27/12	5,033,119	5,033,538	(419)
JPMorgan Chase &
Co.	Philippine Peso	25,887,000	Sell	03/15/12	600,000	588,047	11,953
JPMorgan Chase &
Co.	Philippine Peso	48,664,000	Sell	03/15/12	1,100,000	1,105,448	(5,448)
JPMorgan Chase &
Co.	Philippine Peso	75,174,000	Sell	03/15/12	1,700,000	1,707,647	(7,647)
JPMorgan Chase &
Co.	Chinese Yuan	4,471,250	Sell	06/01/12	700,000	708,859	(8,859)
JPMorgan Chase &
Co.	Chinese Yuan	5,744,250	Sell	06/01/12	900,000	910,677	(10,677)
JPMorgan Chase &
Co.	Chinese Yuan	5,135,200	Sell	06/01/12	800,000	814,120	(14,120)
JPMorgan Chase &
Co.	Chinese Yuan	5,140,000	Sell	06/01/12	800,000	814,881	(14,881)
JPMorgan Chase &
Co.	Philippine Peso	13,056,000	Sell	03/15/12	300,000	296,579	3,421
JPMorgan Chase &
Co.	Indian Rupee	201,710,600	Sell	07/12/12	3,948,915	3,677,797	271,118
JPMorgan Chase &
Co.	Indian Rupee	41,500,000	Sell	07/12/12	816,190	756,671	59,519
JPMorgan Chase &
Co.	Indian Rupee	54,893,400	Sell	07/12/12	1,078,456	1,000,874	77,582
JPMorgan Chase &
Co.	Indian Rupee	91,602,000	Sell	07/12/12	1,800,000	1,670,183	129,817
Morgan Stanley	Brazilian Real	566,250	Sell	01/04/12	300,000	303,266	(3,266)
Morgan Stanley	Brazilian Real	680,040	Sell	01/04/12	360,000	364,209	(4,209)
Morgan Stanley	Brazilian Real	1,996,920	Sell	01/04/12	1,080,000	1,069,490	10,510
Morgan Stanley	Brazilian Real	742,800	Sell	01/04/12	400,000	397,821	2,179
Morgan Stanley	EU Euro	190,000	Sell	01/17/12	248,670	245,936	2,734
Morgan Stanley	Indonesian Rupiah	31,910,300,000	Sell	01/31/12	3,533,027	3,507,612	25,415
Morgan Stanley	Taiwan New Dollar	36,624,000	Sell	01/11/12	1,200,000	1,209,852	(9,852)
Morgan Stanley	Taiwan New Dollar	15,285,000	Sell	01/11/12	500,000	504,931	(4,931)
Morgan Stanley	Mexican Peso	8,022,600	Sell	03/15/12	600,000	571,439	28,561
Royal Bank of
Canada	EU Euro	147,000	Sell	01/17/12	194,225	190,276	3,949
Royal Bank of
Canada	EU Euro	2,340,000	Sell	01/17/12	3,091,748	3,028,893	62,855
Royal Bank of
Canada	British Pound	19,941,000	Sell	02/02/12	31,219,729	30,958,613	261,116
Royal Bank of
Canada	EU Euro	2,900,000	Sell	01/17/12	3,876,198	3,753,757	122,441
Royal Bank of
Canada	Canadian Dollar	16,936,000	Sell	02/09/12	16,622,418	16,608,971	13,447
UBS Warburg LLC	Brazilian Real	376,400	Sell	01/04/12	200,000	201,588	(1,588)
UBS Warburg LLC	Brazilian Real	377,100	Sell	01/04/12	200,000	201,963	(1,963)
UBS Warburg LLC	Brazilian Real	1,978,965	Sell	01/04/12	1,070,000	1,059,874	10,126
UBS Warburg LLC	Brazilian Real	556,650	Sell	01/04/12	300,000	298,125	1,875
UBS Warburg LLC	EU Euro	6,266,000	Sell	01/17/12	8,172,067	8,110,704	61,363
UBS Warburg LLC	EU Euro	6,062,000	Sell	01/17/12	8,113,538	7,846,646	266,892
UBS Warburg LLC	Canadian Dollar	307,000	Sell	02/09/12	300,662	301,072	(410)
UBS Warburg LLC	EU Euro	2,383,000	Sell	01/17/12	3,225,259	3,084,552	140,707
UBS Warburg LLC	Brazilian Real	5,376,550	Sell	01/04/12	2,878,701	2,879,518	(817)
UBS Warburg LLC	Indonesian Rupiah	19,680,000,000	Sell	01/31/12	2,178,196	2,163,245	14,951
UBS Warburg LLC	Japanese Yen	48,419,084	Sell	01/30/12	632,454	629,357	3,097
UBS Warburg LLC	Japanese Yen	826,000,000	Sell	02/21/12	10,661,229	10,740,902	(79,673)
UBS Warburg LLC	Japanese Yen	384,566,081	Sell	02/27/12	5,001,380	5,001,276	104
UBS Warburg LLC	Mexican Peso	5,316,600	Sell	03/15/12	400,000	378,695	21,305
UBS Warburg LLC	Mexican Peso	3,987,450	Sell	03/15/12	300,000	284,021	15,979
UBS Warburg LLC	Mexican Peso	9,355,500	Sell	03/15/12	700,000	666,380	33,620
UBS Warburg LLC	Chinese Yuan	3,193,500	Sell	06/01/12	500,000	506,288	(6,288)
UBS Warburg LLC	Chinese Yuan	5,144,000	Sell	06/01/12	800,000	815,515	(15,515)
							$16,387,492

ING PIMCO Total Return Bond Portfolio Open Futures Contracts on December 31, 2011:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)
Long Contracts
90-Day Eurodollar	2,177	06/17/13	$540,086,488	$2,324,136
90-Day Eurodollar	743	09/16/13	184,282,575	1,022,406
90-Day Eurodollar	275	03/17/14	68,110,625	843,350
90-Day Eurodollar	185	06/16/14	45,757,438	19,075
90-Day Eurodollar (NYL)	89	12/19/12	22,082,012	42,198
90-Day Eurodollar (NYL)	487	03/18/13	120,836,875	(43,603)
U.S. Treasury 10-Year Note	1,904	03/21/12	249,662,000	1,884,195
U.S. Treasury 5-Year Note	1,985	03/30/12	244,666,753	664,788
			$1,475,484,766	$6,756,545

ING PIMCO Total Return Bond Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2011
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional	Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.17	Buy	0.100	12/20/16	USD	332,700,000	$3,133,804	$(1,118,282)
						$3,133,804	$(1,118,282)

ING PIMCO Total Return Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2011:
Credit Default Swaps on Credit Indices - Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional	Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	iTraxx Europe Senior
	Financials 5-year	Buy	1.000	12/20/16	EUR	10,100,000	$993,823	$1,171,790	$(177,967)
							$993,823	$1,171,790	$(177,967)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional	Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Sealed Air Corp.	Buy	(0.580)	09/20/13	USD	2,200,000	11,870	–	11,870
							11,870	–	$11,870

Credit Default Swaps on Credit Indices - Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional	Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.EM.12 Index	Sell	5.000	12/20/14	USD	1,400,000	87,914	82,469	5,445
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	5,200,000	370,488	416,210	(45,722)
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	200,000	14,249	16,455	(2,206)
Credit Suisse First	CDX.EM.13 Index
Boston		Sell	5.000	06/20/15	USD	1,800,000	128,246	161,646	(33,400)
Deutsche Bank AG	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	19,800,000	1,410,704	1,649,438	(238,734)
Goldman Sachs &	CDX.EM.13 Index
Co.		Sell	5.000	06/20/15	USD	100,000	7,125	8,381	(1,256)
Goldman Sachs &	CDX.EM.13 Index
Co.		Sell	5.000	06/20/15	USD	100,000	7,125	8,195	(1,070)
HSBC	CDX.EM.13 Index	Sell	0.500	06/20/15	USD	30,300,000	2,158,804	1,779,578	379,226
HSBC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	12,900,000	919,095	1,061,062	(141,967)
Morgan Stanley	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	3,100,000	220,868	255,497	(34,629)
Barclays Bank PLC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	4,800,000	376,013	492,268	(116,255)
Citigroup, Inc.	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	2,500,000	195,840	263,617	(67,777)
Deutsche Bank AG	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	5,900,000	462,182	566,768	(104,586)
HSBC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	1,600,000	125,338	158,487	(33,149)
Morgan Stanley	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	1,400,000	109,670	138,144	(28,474)
UBS Warburg LLC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	900,000	70,502	95,012	(24,510)
Barclays Bank PLC	CDX.EM.15 Index	Sell	5.000	06/20/16	USD	2,900,000	242,209	316,227	(74,018)
Deutsche Bank AG	CDX.EM.15 Index	Sell	5.000	06/20/16	USD	3,300,000	275,617	390,929	(115,312)
Citigroup, Inc.	CDX.NA.HY.8 Index
	(35-100% Tranche)	Sell	0.355	06/20/12	USD	5,690,220	6,890	—	6,890
Deutsche Bank AG	CDX.NA.IG.10 Index
	(30-100% Tranche)	Sell	0.530	06/20/13	USD	2,989,946	22,700	—	22,700
Goldman Sachs &	CDX.NA.IG.10 Index
Co.	(30-100% Tranche)	Sell	0.463	06/20/13	USD	3,761,546	24,818	—	24,818
Barclays Bank PLC	CDX.NA.IG.9 Index
	(30-100% Tranche)	Sell	0.758	12/20/12	USD	19,868,677	147,847	—	147,847
Deutsche Bank AG	CDX.NA.IG.9 Index
	(30-100% Tranche)	Sell	0.705	12/20/12	USD	13,117,185	90,843	—	90,843
Goldman Sachs &	CDX.NA.IG.9 Index
Co.	(30-100% Tranch)e	Sell	0.548	12/20/17	USD	2,218,347	28,687	—	28,687
							7,503,774	7,860,383	$(356,609)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/11 (%) (5)	Amount(2) Notional		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG	Ally Financial Inc.	Sell	5.000	12/20/16	6.423	USD	9,100,000	$(480,190)	$(351,041)	$(129,149)
Deutsche Bank AG	Berkshire Hathaway
	Inc.	Sell	0.850	03/20/13	1.082	USD	2,200,000	(6,208)	—	(6,208)
Goldman Sachs &	Berkshire Hathaway
Co.	Inc.	Sell	1.000	03/20/15	1.463	USD	1,500,000	(21,620)	(16,694)	(4,926)
UBS Warburg LLC	Berkshire Hathaway
	Inc.	Sell	1.000	03/20/15	1.463	USD	1,500,000	(21,620)	(17,126)	(4,494)
UBS Warburg LLC	Federal Republic of
	Germany	Sell	0.250	06/20/16	0.918	USD	35,800,000	(1,034,647)	(304,974)	(729,673)
Barclays Bank PLC	Federative Republic of
	Brazil	Sell	1.000	06/20/15	1.306	USD	500,000	(5,167)	(4,773)	(394)
BNP Paribas Bank	Federative Republic of
	Brazil	Sell	1.000	12/20/12	0.764	USD	10,600,000	24,485	10,315	14,170
Citigroup, Inc.	Federative Republic of
	Brazil	Sell	1.000	12/20/12	0.764	USD	8,400,000	19,403	9,810	9,593
Citigroup, Inc.	Federative Republic of
	Brazil	Sell	1.000	09/20/15	1.350	USD	1,000,000	(12,639)	(11,551)	(1,088)
Citigroup, Inc.	Federative Republic of
	Brazil	Sell	1.000	03/20/16	1.422	USD	22,200,000	(380,218)	(122,810)	(257,408)
Citigroup, Inc.	Federative Republic of
	Brazil	Sell	1.000	06/20/16	1.476	USD	9,100,000	(185,753)	(22,716)	(163,037)
Credit Suisse First	Federative Republic of
Boston	Brazil	Sell	1.000	06/20/15	1.306	USD	2,000,000	(20,668)	(35,040)	14,372
Goldman Sachs &	Federative Republic of
Co.	Brazil	Sell	1.000	12/20/12	0.764	USD	10,600,000	24,485	12,380	12,105
Goldman Sachs &	Federative Republic of
Co.	Brazil	Sell	1.000	06/20/15	1.306	USD	500,000	(5,167)	(4,458)	(709)
Goldman Sachs &	Federative Republic of
Co.	Brazil	Sell	1.000	09/20/16	1.525	USD	1,400,000	(33,115)	(7,836)	(25,279)
HSBC	Federative Republic of
	Brazil	Sell	1.000	06/20/15	1.306	USD	5,700,000	(58,904)	(41,816)	(17,088)
HSBC	Federative Republic of
	Brazil	Sell	1.000	06/20/15	1.306	USD	3,000,000	(31,002)	(55,372)	24,370
HSBC	Federative Republic of
	Brazil	Sell	1.000	09/20/15	1.350	USD	1,800,000	(22,750)	(13,284)	(9,466)
UBS Warburg LLC	Federative Republic of
	Brazil	Sell	1.000	09/20/15	1.350	USD	500,000	(6,320)	(3,507)	(2,813)
Deutsche Bank AG	Gazprom	Sell	1.000	12/20/12	2.013	USD	5,800,000	(57,083)	(89,059)	31,976
UBS Warburg LLC	Gazprom	Sell	1.000	12/20/12	2.013	USD	5,900,000	(58,067)	(94,806)	36,739
Barclays Bank PLC	General Electric
	Capital Corp.	Sell	0.640	12/20/12	1.562	USD	5,700,000	(51,052)	—	(51,052)
BNP Paribas Bank	General Electric
	Capital Corp.	Sell	4.700	12/20/13	1.936	USD	1,800,000	95,954	—	95,954
Citigroup, Inc.	General Electric
	Capital Corp.	Sell	4.000	12/20/13	1.936	USD	7,600,000	302,536	—	302,536
Citigroup, Inc.	General Electric
	Capital Corp.	Sell	4.200	12/20/13	1.936	USD	6,200,000	270,721	—	270,721
Citigroup, Inc.	General Electric
	Capital Corp.	Sell	4.325	12/20/13	1.936	USD	4,500,000	207,339	—	207,339
Citigroup, Inc.	General Electric
	Capital Corp.	Sell	4.850	12/20/13	1.936	USD	3,600,000	202,322	—	202,322
Citigroup, Inc.	General Electric
	Capital Corp.	Sell	3.850	03/20/14	1.994	USD	7,000,000	280,325	—	280,325
Deutsche Bank AG	General Electric
	Capital Corp.	Sell	4.230	12/20/13	1.936	USD	4,200,000	185,822	—	185,822
Deutsche Bank AG	General Electric
	Capital Corp.	Sell	4.750	12/20/13	1.936	USD	3,900,000	211,660	—	211,660
Citigroup, Inc.	Government of France
	O.A.T.	Sell	0.250	06/20/16	2.082	USD	33,700,000	(2,566,529)	(743,313)	(1,823,216)
Deutsche Bank AG	Government of France
	O.A.T.	Sell	0.250	03/20/16	2.031	USD	2,300,000	(161,754)	(75,696)	(86,058)
Morgan Stanley	Government of France
	O.A.T.	Sell	0.250	03/20/16	2.031	USD	500,000	(35,164)	(14,000)	(21,164)
Royal Bank of	Government of France
Scotland Group PLC O.A.T.		Sell	0.250	12/20/15	1.997	USD	1,000,000	(65,303)	(15,238)	(50,065)
Royal Bank of	Government of France
Scotland Group PLC O.A.T.		Sell	0.250	03/20/16	2.031	USD	500,000	(35,164)	(13,808)	(21,356)
UBS Warburg LLC	Government of France
	O.A.T.	Sell	0.250	09/20/15	1.958	USD	1,400,000	(84,279)	(27,234)	(57,045)
UBS Warburg LLC	Government of France
	O.A.T.	Sell	0.250	03/20/16	2.031	USD	2,200,000	(154,721)	(72,336)	(82,385)
Deutsche Bank AG	Japanese Government
	20-Year Issue	Sell	1.000	03/20/15	1.080	USD	2,000,000	(5,033)	14,758	(19,791)
Deutsche Bank AG	Metlife Inc.	Sell	1.000	03/20/15	2.873	USD	13,500,000	(761,712)	(511,765)	(249,947)
Deutsche Bank AG	Metlife Inc.	Sell	1.000	03/20/16	3.107	USD	2,300,000	(185,144)	(38,947)	(146,197)
Barclays Bank PLC	Morgan Stanley	Sell	1.000	09/20/12	4.707	USD	600,000	(15,848)	(8,105)	(7,743)
Royal Bank of	People’s Repblic of
Scotland	China	Sell	1.000	09/20/16	1.403	USD	600,000	(10,852)	3,834	(14,686)
Barclays Bank PLC	People’s Republic of
	China	Sell	1.000	03/20/16	1.290	USD	1,000,000	(11,732)	9,825	(21,557)
Citigroup, Inc.	People’s Republic of
	China	Sell	1.000	06/20/15	1.149	USD	1,300,000	(6,547)	14,322	(20,869)
Deutsche Bank AG	People’s Republic of
	China	Sell	1.000	06/20/16	1.350	USD	4,400,000	(65,712)	42,102	(107,814)
Goldman Sachs &	People’s Republic of
Co.	China	Sell	1.000	09/20/16	1.403	USD	300,000	(5,426)	1,479	(6,905)
Morgan Stanley	People’s Republic of
	China	Sell	1.000	09/20/16	1.403	USD	1,500,000	(27,131)	8,200	(35,331)
Royal Bank of	People’s Republic of
Scotland Group PLC China		Sell	1.000	06/20/15	1.149	USD	4,000,000	(20,146)	45,382	(65,528)
Royal Bank of	People’s Republic of
Scotland Group PLC China		Sell	1.000	06/20/16	1.350	USD	4,300,000	(64,218)	40,223	(104,441)
HSBC	Republic of France	Sell	0.250	09/20/16	2.128	USD	500,000	(40,941)	(17,488)	(23,453)
Morgan Stanley	Republic of France	Sell	0.250	09/20/16	2.128	USD	3,600,000	(294,779)	(155,059)	(139,720)
UBS Warburg LLC	Republic of France	Sell	0.250	09/20/16	2.128	USD	400,000	(32,753)	(19,527)	(13,226)
Deutsche Bank AG	Republic of Indonesia	Sell	1.000	09/20/15	1.725	USD	600,000	(15,479)	(10,223)	(5,256)
Morgan Stanley	Republic of Indonesia	Sell	1.000	09/20/16	1.997	USD	2,100,000	(92,253)	(28,634)	(63,619)
UBS Warburg LLC	Republic of Indonesia	Sell	1.000	09/20/16	1.997	USD	900,000	(39,537)	(13,060)	(26,477)
Goldman Sachs &	Republic of Italy
Co.		Sell	1.000	06/20/16	4.846	USD	1,100,000	(157,039)	(18,559)	(138,480)
Royal Bank of	Republic of Italy
Scotland Group PLC		Sell	1.000	03/20/16	4.859	USD	13,900,000	(1,899,802)	(439,448)	(1,460,354)
Deutsche Bank AG	Republic of Korea	Sell	1.000	06/20/16	1.503	USD	700,000	(14,922)	441	(15,363)
Deutsche Bank AG	Republic of Korea	Sell	1.000	06/20/16	1.503	USD	1,100,000	(23,449)	462	(23,911)
Citigroup, Inc.	Reynolds American
	Inc.	Sell	1.280	06/20/17	2.076	USD	2,600,000	(104,289)	—	(104,289)
Citigroup, Inc.	Ruplic of Kazakhstan	Sell	1.000	03/20/16	2.874	USD	300,000	(22,016)	(7,118)	(14,898)
Deutsche Bank AG	Ruplic of Kazakhstan	Sell	1.000	03/20/16	2.874	USD	300,000	(22,016)	(7,461)	(14,555)
HSBC	Ruplic of Kazakhstan	Sell	1.000	03/20/16	2.874	USD	400,000	(29,355)	(9,644)	(19,711)
HSBC	Russian Federation	Sell	1.000	12/20/12	1.564	USD	17,400,000	(95,545)	(142,812)	47,267
Goldman Sachs &	Spanish Government
Co.	Bond	Sell	1.000	03/20/16	3.724	USD	900,000	(90,886)	(49,922)	(40,964)
Goldman Sachs &	Spanish Government
Co.	Bond	Sell	1.000	06/20/16	3.736	USD	1,000,000	(106,475)	(51,672)	(54,803)
Deutsche Bank AG	United Kingdom Gilt	Sell	1.000	06/20/16	0.872	USD	23,100,000	127,930	410,980	(283,050)
Goldman Sachs &	United Kingdom Gilt
Co.		Sell	1.000	06/20/15	0.703	USD	16,300,000	164,964	99,565	65,399
Goldman Sachs &	United Kingdom Gilt
Co.		Sell	1.000	12/20/15	0.792	USD	2,800,000	22,565	49,353	(26,788)
Goldman Sachs &	United Kingdom Gilt
Co.		Sell	1.000	12/20/15	0.792	USD	1,000,000	8,059	17,801	(9,742)
Morgan Stanley	United Kingdom Gilt	Sell	1.000	06/20/16	0.872	USD	1,400,000	7,754	21,565	(13,811)
Barclays Bank PLC	United Mexican States	Sell	1.000	03/20/15	1.173	USD	2,000,000	(10,905)	(28,265)	17,360
Citigroup, Inc.	United Mexican States	Sell	1.000	12/20/12	0.528	USD	2,500,000	11,577	4,382	7,195
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/15	1.173	USD	2,000,000	(10,905)	(28,844)	17,939
Citigroup, Inc.	United Mexican States	Sell	1.000	09/20/15	1.281	USD	1,000,000	(10,166)	(11,178)	1,012
Citigroup, Inc.	United Mexican States	Sell	1.000	06/20/16	1.410	USD	9,100,000	(160,493)	—	(160,493)
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/15	1.173	USD	1,000,000	(5,453)	(14,422)	8,969
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/16	1.362	USD	6,800,000	(100,160)	(41,506)	(58,654)
Deutsche Bank AG	United Mexican States	Sell	1.000	06/20/16	1.410	USD	9,400,000	(165,784)	19,648	(185,432)
Goldman Sachs &	United Mexican States
Co.		Sell	1.000	12/20/12	0.528	USD	12,500,000	57,887	25,568	32,319
JPMorgan Chase &	United Mexican States
Co.		Sell	1.000	12/20/12	0.528	USD	16,300,000	75,485	31,751	43,734
UBS Warburg LLC	United States Treasury
	Note	Sell	0.250	09/20/15	0.411	EUR	13,700,000	(103,880)	(145,234)	41,354
Credit Suisse First	Wells Fargo & Co.
Boston		Sell	1.000	09/20/13	1.035	USD	17,500,000	(10,522)	(44,663)	34,141
								(8,133,136)	$(3,107,898)	$(5,025,238)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)
If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING PIMCO Total Return Bond Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.650% and pay a floating
rate based on the 6-month EUR-EURIBOR Reuters	09/21/21	EUR	4,000,000	$607,007	$115,313
Receive a fixed rate equal to 2.750% and pay a floating
rate based on the 6-month EUR-EURIBOR Reuters	03/21/22	EUR	47,600,000	1,945,840	1,391,103
Receive a fixed rate equal to 3.000% and pay a floating
rate based on the 6-month EUR-EURIBOR Reuters	03/21/22	EUR	11,500,000	812,609	313,597
Receive a fixed rate equal to 2.500% and pay a floating
rate based on the 6-month EUR-EURIBOR Reuters	03/21/22	EUR	14,700,000	163,116	329,555
Receive a floating rate based on the 3-month USD-
LIBOR-BBA and pay a fixed rate equal to 4.250%	06/15/41	USD	80,700,000	(28,765,357)	(1,846,214)
Receive a floating rate based on the 3-month USD-
LIBOR-BBA and pay a fixed rate equal to 4.000%	12/21/41	USD	14,800,000	(4,509,854)	(1,263,597)
				$(29,746,639)	$(960,243)

ING PIMCO Total Return Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2011:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.250% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Barclays Bank PLC	06/15/17	AUD	1,000,000	$(6,291)	$(976)	$(5,315)
Receive a fixed rate equal to 5.000% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Citigroup, Inc.	06/15/17	AUD	2,100,000	58,371	14,898	43,473
Receive a fixed rate equal to 5.000% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Deutsche Bank AG	06/15/17	AUD	500,000	13,902	3,708	10,194
Receive a fixed rate equal to 4.250% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Deutsche Bank AG	06/15/17	AUD	1,500,000	(9,436)	(815)	(8,621)
Receive a fixed rate equal to 5.000% and pay a floating rate based on AUD-BBR-BBSW Counterparty: Royal Bank of Scotland Group PLC	06/15/17	AUD	2,100,000	58,390	15,760	42,630
Receive a fixed rate equal to 11.910% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC	01/02/13	BRL	13,700,000	218,027	10,541	207,486
Receive a fixed rate equal to 12.480% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Credit Suisse First Boston	01/02/13	BRL	134,600,000	2,659,246	30,853	2,628,393
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/13	BRL	78,300,000	1,296,944	6,615	1,290,329
Receive a fixed rate equal to 11.930% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/13	BRL	11,900,000	199,567	(5,432)	204,999
Receive a fixed rate equal to 12.650% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/14	BRL	14,700,000	443,539	57,592	385,947
Receive a fixed rate equal to 10.610% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/12	BRL	2,400,000	9,926	—	9,926
Receive a fixed rate equal to 11.140% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/12	BRL	800,000	8,917	(93)	9,010
Receive a fixed rate equal to 10.450% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/13	BRL	3,000,000	1,185	(1,760)	2,945
Receive a fixed rate equal to 12.300% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL	18,000,000	398,011	27,961	370,050
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL	40,900,000	677,459	19,643	657,816
Receive a fixed rate equal to 11.880% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC	01/02/13	BRL	17,500,000	263,548	(4,523)	268,071
Receive a fixed rate equal to 10.990% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/14	BRL	2,100,000	7,308	2,625	4,683
Receive a fixed rate equal to 10.530% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/14	BRL	4,000,000	(2,819)	(10,119)	7,300
Receive a fixed rate equal to 11.530% and pay a floating rate based on Brazil Cetip Interbank Counterparty: HSBC	01/02/14	BRL	16,500,000	146,357	(7,983)	154,340
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch	01/02/12	BRL	12,500,000	382,942	(1,790)	384,732
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch	01/02/14	BRL	1,600,000	45,671	5,021	40,650
Receive a fixed rate equal to 10.455% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Morgan Stanley	01/02/13	BRL	4,800,000	2,392	(1,674)	4,066
Receive a fixed rate equal to 11.980% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/13	BRL	5,900,000	103,146	3,047	100,099
Receive a fixed rate equal to 12.590% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/13	BRL	1,100,000	23,114	526	22,588
Receive a fixed rate equal to 11.670% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Morgan Stanley	01/02/14	BRL	19,200,000	181,787	7,598	174,189
Receive a fixed rate equal to 12.540% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Morgan Stanley	01/02/14	BRL	11,400,000	198,155	(6,555)	204,710
Receive a fixed rate equal to 10.580% and pay a floating rate based on Brazil Cetip Interbank Counterparty: Morgan Stanley	01/02/14	BRL	3,600,000	(729)	(6,189)	5,460
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/14	BRL	15,900,000	239,243	(53)	239,296
Receive a fixed rate equal to 12.510% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/14	BRL	5,200,000	146,198	12,667	133,531
Receive a fixed rate equal to 11.850% and pay a floating rate based on Brazil Cetip Interbank Counterparty: UBS Warburg LLC	01/02/13	BRL	4,800,000	39,934	—	39,934
Receive a fixed rate equal to 12.070% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS Warburg LLC	01/02/13	BRL	7,900,000	149,408	6,203	143,205
Receive a fixed rate equal to 10.770% and pay a floating rate based on Brazil Cetip Interbank Counterparty: UBS Warburg LLC	01/02/14	BRL	200,000	322	(83)	405
Receive a fixed rate equal to 12.250% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS Warburg LLC	01/02/14	BRL	9,600,000	230,840	12,915	217,925
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters Counterparty: Barclays Bank PLC	09/21/18	EUR	3,000,000	113,399	(47,848)	161,247
Receive a fixed rate equal to 3.500% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Barclays Bank PLC	09/21/21	EUR	63,300,000	8,464,900	1,002,068	7,462,832
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month EUR-EURIBOR Reuters Counterparty: Barclays Bank PLC	09/21/21	EUR	5,900,000	432,797	56,775	376,022
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Barclays Bank PLC	03/21/22	EUR	24,300,000	1,650,409	688,922	961,487
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters Counterparty: Barclays Bank PLC	03/21/22	EUR	1,300,000	8,117	242	7,875
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month GBP LIBOR Counterparty: Barclays Bank PLC	03/21/22	GBP	12,100,000	1,148,127	(21,948)	1,170,075
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 6-month GBP LIBOR Counterparty: HSBC	03/21/22	GBP	31,700,000	3,007,903	(67,303)	3,075,206
Receive a fixed rate equal to 5.600% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/06/16	MXN	11,100,000	(6,944)	5,341	(12,285)
Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	09/12/16	MXN	23,500,000	225,150	—	225,150
Receive a fixed rate equal to 5.600% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/06/16	MXN	30,300,000	(18,956)	12,793	(31,749)
Receive a fixed rate equal to 5.600% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/06/16	MXN	18,000,000	(11,246)	9,620	(20,866)
Receive a fixed rate equal to 6.350% and pay a floating rate based on 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	06/02/21	MXN	104,100,000	(197,045)	137,671	(334,716)
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: BNP Paribas Bank	09/19/14	USD	19,300,000	280,343	(5,822)	286,165
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.000%Counterparty: Deutsche Bank AG	12/21/41	USD	4,400,000	(1,302,682)	(17,304)	(1,285,378)
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Goldman Sachs & Co.	09/19/14	USD	10,000,000	145,256	(37,254)	182,510
Receive a fixed rate equal to 0.500% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Morgan Stanley	09/19/13	USD	49,000,000	163,804	(50,050)	213,854
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.000%Counterparty: Royal Bank of Scotland	12/21/41	USD	2,400,000	(710,554)	4,732	(715,286)
				$21,577,352	$1,860,763	$19,716,589

ING PIMCO Total Return Bond Portfolio Written Inflation Floors Outstanding on December 31, 2011: Inflation Floors

Counterparty	Underlying Reference Entity/Obligation	Strike Index	Floor Rate	Termination Date	Notional Amount	Premiums Received	Fair Value
Citigroup, Inc.	CPURNSA Index	215.949	0.000%	03/12/20	USD 7,800,000	$66,000	$(29,825)
Citigroup, Inc.	CPURNSA Index	216.687	0.000%	04/07/20	USD 7,600,000	66,880	(30,151)
Citigroup, Inc.	CPURNSA Index	217.965	0.000%	09/29/20	USD 7,300,000	94,170	(30,742)
Deutsche Bank AG	CPURNSA Index	215.949	0.000%	03/10/20	USD 2,800,000	21,000	(12,616)
Deutsche Bank AG	CPURNSA Index	218.011	0.000%	10/13/20	USD 7,400,000	72,520	(35,302)
						$320,570	$(138,636)

ING PIMCO Total Return Bond Portfolio Written Options Open on December 31, 2011: Options on Exchange Traded Futures Contracts

Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
90-Day Eurodollar March Futures
Put Option CME	USD 99.00	03/19/12	479	$381,500	$(38,919)
				$381,500	$(38,919)

ING PIMCO Total Return Bond Portfolio Written Swaptions Open on December 31, 2011:
Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay / Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put OTC Swaption	Barclays Bank PLC	3-month USD-
		LIBOR-BBA	Pay	3.000%	06/18/12	USD	58,300,000	$527,833	$(1,988)
Put OTC Swaption	Citigroup, Inc.	3-month USD-
		LIBOR-BBA	Pay	0.920%	11/14/12	USD	21,100,000	94,950	(75,413)
Put OTC Swaption	Citigroup, Inc.	3-month USD-
		LIBOR-BBA	Pay	1.700%	08/13/12	USD	78,900,000	1,361,025	(520,222)
Put OTC Swaption	Citigroup, Inc.	3-month USD-
		LIBOR-BBA	Pay	2.250%	09/24/12	USD	9,600,000	65,400	(3,886)
Put OTC Swaption	Citigroup, Inc.	3-month USD-
		LIBOR-BBA	Pay	3.000%	06/18/12	USD	50,900,000	554,017	(1,736)
Put OTC Swaption	Citigroup, Inc.	3-month USD-
		LIBOR-BBA	Pay	3.250%	07/16/12	USD	31,600,000	781,257	(5,055)
Put OTC Swaption	Deutsche Bank AG	3-month USD-
		LIBOR-BBA	Pay	1.000%	08/13/12	USD	14,600,000	150,015	(74,987)
Put OTC Swaption	Deutsche Bank AG	3-month USD-
		LIBOR-BBA	Pay	1.200%	07/11/13	USD	39,900,000	281,604	(227,995)
Put OTC Swaption	Deutsche Bank AG	3-month USD-
		LIBOR-BBA	Pay	1.700%	08/13/12	USD	74,800,000	1,031,991	(493,188)
Put OTC Swaption	Deutsche Bank AG	3-month USD-
		LIBOR-BBA	Pay	1.750%	07/11/13	USD	250,100,000	1,174,090	(342,389)
Put OTC Swaption	Deutsche Bank AG	3-month USD-
		LIBOR-BBA	Pay	2.750%	06/18/12	USD	68,600,000	712,109	(4,442)
Put OTC Swaption	Deutsche Bank AG	3-month USD-
		LIBOR-BBA	Pay	3.000%	06/18/12	USD	36,400,000	396,105	(1,241)
Put OTC Swaption	Morgan Stanley	3-month USD-
		LIBOR-BBA	Pay	0.920%	11/14/12	USD	146,500,000	406,664	(523,604)
Put OTC Swaption	Morgan Stanley	3-month USD-
		LIBOR-BBA	Pay	2.250%	09/24/12	USD	60,600,000	371,934	(24,528)
Put OTC Swaption	Morgan Stanley	3-month USD-
		LIBOR-BBA	Pay	10.000%	07/10/12	USD	19,400,000	116,885	(2)
Put OTC Swaption	Royal Bank of	3-month USD-
	Scotland Group PLC	LIBOR-BBA	Pay	1.700%	08/13/12	USD	68,100,000	944,800	(449,013)
Put OTC Swaption	Royal Bank of	3-month USD-
	Scotland Group PLC	LIBOR-BBA	Pay	1.750%	11/19/12	USD	62,700,000	236,693	(34,634)
Put OTC Swaption	Royal Bank of	3-month USD-
	Scotland Group PLC	LIBOR-BBA	Pay	2.000%	04/30/12	USD	100,600,000	201,200	(5,583)
Put OTC Swaption	Royal Bank of	3-month USD-
	Scotland Group PLC	LIBOR-BBA	Pay	2.250%	09/24/12	USD	196,200,000	1,543,054	(79,412)
Put OTC Swaption	Royal Bank of	3-month USD-
	Scotland Group PLC	LIBOR-BBA	Pay	2.750%	06/18/12	USD	51,200,000	501,760	(3,316)
Put OTC Swaption	Royal Bank of	3-month USD-
	Scotland Group PLC	LIBOR-BBA	Pay	3.000%	06/18/12	USD	94,100,000	805,256	(3,209)
Put OTC Swaption	Royal Bank of	3-month USD-
	Scotland Group PLC	LIBOR-BBA	Pay	3.250%	07/16/12	USD	10,500,000	263,655	(1,680)
					Total Written Swaptions			$12,522,297	$(2,877,523)

The following sales commitments were held by the ING PIMCO Total Return Bond Portfolio at December 31, 2011:

Principal Amount	Description	Fair Value
$(2,000,000)	Fannie Mae	$(2,175,951)
(67,000,000)	Fannie Mae	(70,402,347)
(900,000)	U.S.Treasury Note	(922,782)
(12,300,000)	U.S.Treasury Note	(12,484,500)
(310,200,000)	U.S.Treasury Note	(311,702,609)
(3,400,000)	U.S.Treasury Note	(3,408,898)
(19,300,000)	U.S.Treasury Note	(19,960,427)
	Total Sales Commitments
	Cost $(419,787,327)	$(421,057,514)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Pioneer Fund Portfolio	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 14.0%
2,942		Autoliv, Inc.	$157,368	0.2
9,802	@	BorgWarner, Inc.	624,779	0.8
11,456		CBS Corp. - Class B	310,916	0.4
17,031		Coach, Inc.	1,039,572	1.3
63,463	@	Ford Motor Co.	682,862	0.8
23,489		John Wiley & Sons, Inc.	1,042,912	1.3
50,934		Johnson Controls, Inc.	1,592,197	1.9
8,161		Kohl's Corp.	402,745	0.5
28,555		Lowe's Cos., Inc.	724,726	0.9
13,217		Macy's, Inc.	425,323	0.5
26,999		McGraw-Hill Cos., Inc.	1,214,145	1.5
16,560		Nordstrom, Inc.	823,198	1.0
15,869		Pearson PLC	297,838	0.4
9,381		Scripps Networks
		Interactive - Class A	397,942	0.5
28,384		Target Corp.	1,453,828	1.8
3,591		Yum! Brands, Inc.	211,905	0.2
			11,402,256	14.0

		Consumer Staples: 11.1%
3,658		Clorox Co.	243,476	0.3
17,117		Colgate-Palmolive Co.	1,581,440	1.9
6,908		Estee Lauder Cos., Inc.	775,906	1.0
22,542		General Mills, Inc.	910,922	1.1
24,042		Hershey Co.	1,485,315	1.8
18,899		HJ Heinz Co.	1,021,302	1.3
16,783		Kraft Foods, Inc.	627,013	0.8
22,846		Sysco Corp.	670,073	0.8
36,780		Walgreen Co.	1,215,947	1.5
8,360		Wal-Mart Stores, Inc.	499,594	0.6
			9,030,988	11.1

		Energy: 12.3%
14,120		Apache Corp.	1,278,990	1.6
6,503	@	Cameron International
		Corp.	319,883	0.4
24,215		Chevron Corp.	2,576,476	3.2
15,910		ConocoPhillips	1,159,362	1.4
5,669		Consol Energy, Inc.	208,052	0.2
6,421		Devon Energy Corp.	398,102	0.5
10,119		Ensco International PLC
		ADR	474,784	0.6
12,743		ExxonMobil Corp.	1,080,097	1.3
4,612		Helmerich & Payne, Inc.	269,156	0.3
10,169		Hess Corp.	577,599	0.7
17,568		Marathon Oil Corp.	514,215	0.6
8,783		Marathon Petroleum
		Corp.	292,386	0.4
14,055	@	McDermott
		International, Inc.	161,773	0.2
11,237		Schlumberger Ltd.	767,599	0.9
			10,078,474	12.3

		Financials: 11.9%
8,595		American Express Co.	405,426	0.5
4,266		Canadian Imperial Bank
		of Commerce	308,994	0.4
30,528		Chubb Corp.	2,113,148	2.6
14,960		Comerica, Inc.	385,968	0.5
15,034		Discover Financial
		Services	$360,816	0.4
9,544		Franklin Resources, Inc.	916,797	1.1
40,184		Keycorp	309,015	0.4
14,369		Northern Trust Corp.	569,875	0.7
12,338		PNC Financial Services
		Group, Inc.	711,532	0.9
20,155		State Street Corp.	812,448	1.0
19,416		T. Rowe Price Group,
		Inc.	1,105,741	1.3
8,417		Travelers Cos., Inc.	498,034	0.6
28,345		US Bancorp.	766,732	0.9
17,192		Wells Fargo & Co.	473,812	0.6
			9,738,338	11.9

		Health Care: 12.9%
20,544		Abbott Laboratories	1,155,189	1.4
9,245		Amgen, Inc.	593,622	0.7
11,692		Baxter International,
		Inc.	578,520	0.7
20,087		Becton Dickinson & Co.	1,500,901	1.8
6,663		Cardinal Health, Inc.	270,584	0.3
7,317		Covidien PLC	329,338	0.4
12,243		CR Bard, Inc.	1,046,777	1.3
11,486		Eli Lilly & Co.	477,358	0.6
15,332	@	Hospira, Inc.	465,633	0.6
4,647	@	Medco Health
		Solutions, Inc.	259,767	0.3
8,176		Medtronic, Inc.	312,732	0.4
10,764		Merck & Co., Inc.	405,803	0.5
37,274		Pfizer, Inc.	806,609	1.0
57,964		Smith & Nephew PLC	562,529	0.7
19,023		St. Jude Medical, Inc.	652,489	0.8
9,170		Stryker Corp.	455,841	0.6
5,542		Teva Pharmaceutical
		Industries Ltd. ADR	223,675	0.3
8,022		UnitedHealth Group,
		Inc.	406,555	0.5
			10,503,922	12.9

		Industrials: 14.9%
9,002		3M Co.	735,733	0.9
17,355		Canadian National
		Railway Co.	1,363,409	1.7
7,791		Caterpillar, Inc.	705,865	0.9
11,727		Deere & Co.	907,083	1.1
13,803		Emerson Electric Co.	643,082	0.8
9,455		General Dynamics
		Corp.	627,907	0.8
31,579		General Electric Co.	565,580	0.7
5,776		Illinois Tool Works, Inc.	269,797	0.3
6,063		Lockheed Martin Corp.	490,497	0.6
37,412		Norfolk Southern Corp.	2,725,838	3.3
36,631		Paccar, Inc.	1,372,564	1.7
4,125		Parker Hannifin Corp.	314,531	0.4
7,220		Rockwell Automation,
		Inc.	529,731	0.6
12,458		United Technologies
		Corp.	910,555	1.1
			12,162,172	14.9

		Information Technology: 13.8%
14,930	@	Adobe Systems, Inc.	$422,071	0.5
9,917		Altera Corp.	367,921	0.5
21,429		Analog Devices, Inc.	766,730	0.9
39,293		Applied Materials, Inc.	420,828	0.5
12,169		ASML Holding NV	508,542	0.6
14,009		Automatic Data
		Processing, Inc.	756,626	0.9
23,540		Canon, Inc. ADR	1,036,702	1.3
26,549		Cisco Systems, Inc.	480,006	0.6
9,840		DST Systems, Inc.	447,917	0.5
9,995	@	eBay, Inc.	303,148	0.4
6,994	@	Fiserv, Inc.	410,827	0.5
17,421		Hewlett-Packard Co.	448,765	0.6
3,587		International Business
		Machines Corp.	659,578	0.8
35,990		Intel Corp.	872,757	1.1
24,292	@	Juniper Networks, Inc.	495,800	0.6
17,559		Microsoft Corp.	455,832	0.6
4,703		Motorola Solutions, Inc.	217,702	0.3
7,509	@	NetApp, Inc.	272,351	0.3
7,637	@	Nuance
		Communications, Inc.	192,147	0.2
5,762		Oracle Corp.	147,795	0.2
6,747		Qualcomm, Inc.	369,061	0.5
23,457	@	Symantec Corp.	367,102	0.4
29,163		Texas Instruments, Inc.	848,935	1.0
			11,269,143	13.8

		Materials: 5.7%
9,626		Airgas, Inc.	751,598	0.9
41,785		Alcoa, Inc.	361,440	0.5
10,022		Ecolab, Inc.	579,372	0.7
14,406		EI Du Pont de Nemours
		& Co.	659,507	0.8
16,607		Freeport-McMoRan
		Copper & Gold, Inc.	610,972	0.8
3,687		Mosaic Co/The	185,935	0.2
30,793		Rio Tinto PLC	1,504,120	1.8
			4,652,944	5.7

		Telecommunications: 1.7%
28,539		AT&T, Inc.	863,019	1.0
13,912		Verizon
		Communications, Inc.	558,150	0.7
			1,421,169	1.7

		Utilities: 1.3%
10,911		Public Service
		Enterprise Group, Inc.	360,172	0.5
14,469		Southern Co.	669,770	0.8
			1,029,942	1.3

	Total Common Stock
	(Cost $72,486,789)		81,289,348	99.6

		Mutual Funds: 0.3%
238,795		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $238,795)	$238,795	0.3

	Total Short-Term
	Investments
	(Cost $238,795)		238,795	0.3

	Total Investments in
	Securities
	(Cost $72,725,584)		$81,528,143	99.9
	Assets in Excess of Other
	Liabilities		61,851	0.1
	Net Assets		$81,589,994	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $73,288,429.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,858,951
Gross Unrealized Depreciation	(4,619,237)
Net Unrealized Appreciation	$8,239,714

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$11,104,418	$297,838	$—	$11,402,256
Consumer Staples	9,030,988	—	—	9,030,988
Energy	10,078,474	—	—	10,078,474
Financials	9,738,338	—	—	9,738,338
Health Care	9,941,393	562,529	—	10,503,922
Industrials	12,162,172	—	—	12,162,172
Information Technology	11,269,143	—	—	11,269,143
Materials	3,148,824	1,504,120	—	4,652,944
Telecommunications	1,421,169	—	—	1,421,169
Utilities	1,029,942	—	—	1,029,942
Total Common Stock	78,924,861	2,364,487	—	81,289,348
Short-Term Investments	238,795	—	—	238,795
Total Investments, at value	$79,163,656	$2,364,487	$—	$81,528,143

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

See Accompanying Notes to Financial Statements

ING PIONEER	PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 11.3%
339,245		Guess ?, Inc.	10,116,286	1.6
355,300	@	Hanesbrands, Inc.	7,766,858	1.2
178,865		Harley-Davidson, Inc.	6,952,483	1.1
201,970		Kohl's Corp.	9,967,219	1.5
182,130		Lear Corp.	7,248,774	1.1
152,600		Sotheby's	4,353,678	0.7
600,530		Staples, Inc.	8,341,362	1.3
328,640	@	Toll Brothers, Inc.	6,710,829	1.0
303,305		Wyndham Worldwide
		Corp.	11,474,028	1.8
			72,931,517	11.3

		Consumer Staples: 7.0%
246,865		Campbell Soup Co.	8,205,792	1.3
202,270		Church & Dwight Co.,
		Inc.	9,255,875	1.4
340,095	@	Constellation Brands,
		Inc.	7,029,764	1.1
157,505		CVS Caremark Corp.	6,423,054	1.0
86,590		JM Smucker Co.	6,768,740	1.1
386,465		Sara Lee Corp.	7,311,918	1.1
			44,995,143	7.0

		Energy: 6.8%
51,715		Devon Energy Corp.	3,206,330	0.5
126,345		Ensco International
		PLC ADR	5,928,107	0.9
117,655		Murphy Oil Corp.	6,558,089	1.0
303,305	@	Nabors Industries Ltd.	5,259,309	0.8
113,790		Noble Energy, Inc.	10,740,638	1.7
301,419		QEP Resources, Inc.	8,831,577	1.4
151,655		Valero Energy Corp.	3,192,338	0.5
			43,716,388	6.8

		Financials: 32.0%
215,075		Aflac, Inc.	9,304,145	1.4
353,925		Allstate Corp.	9,701,084	1.5
246,760		Ameriprise Financial,
		Inc.	12,249,166	1.9
505,576		Annaly Capital
		Management, Inc.	8,068,993	1.2
173,500		AON Corp.	8,119,800	1.3
303,892		Axis Capital Holdings
		Ltd.	9,712,388	1.5
375,670		BioMed Realty Trust,
		Inc.	6,792,114	1.1
55,639		Boston Properties, Inc.	5,541,644	0.9
223,000		Capital One Financial
		Corp.	9,430,670	1.5
379,485	@	CIT Group, Inc.	13,232,642	2.0
207,600		City National Corp.	9,171,768	1.4
353,925		Comerica, Inc.	9,131,265	1.4
343,230		Discover Financial
		Services	8,237,520	1.3
110,375		Equity Residential	6,294,686	1.0
480,270		First Potomac Realty
		Trust	6,267,524	1.0
402,621		Hartford Financial
		Services Group, Inc.	6,542,591	1.0
581,405		Host Hotels & Resorts,
		Inc.	8,587,352	1.3
1,370,551		Keycorp	10,539,537	1.6
540,930		Kimco Realty Corp.	8,784,703	1.4
315,961		Moody's Corp.	10,641,567	1.6
159,685		PNC Financial Services
		Group, Inc.	9,209,034	1.4
638,820		SunTrust Bank	11,307,114	1.7
482,977		UnumProvident Corp.	10,176,325	1.6
			207,043,632	32.0

		Health Care: 5.4%
117,977		Aetna, Inc.	4,977,450	0.8
228,535		Cigna Corp.	9,598,470	1.5
114,035		Humana, Inc.	9,990,606	1.5
258,260		Teva Pharmaceutical
		Industries Ltd. ADR	10,423,374	1.6
			34,989,900	5.4

		Industrials: 12.0%
251,200		Fluor Corp.	12,622,800	1.9
176,400		IDEX Corp.	6,546,204	1.0
419,025		Republic Services, Inc.	11,544,139	1.8
1,224,190		Southwest Airlines Co.	10,479,066	1.6
526,100	@	Spirit Aerosystems
		Holdings, Inc.	10,932,358	1.7
126,345		SPX Corp.	7,614,813	1.2
150,443		Stanley Black &
		Decker, Inc.	10,169,947	1.6
128,515		Towers Watson & Co.	7,701,904	1.2
			77,611,231	12.0

		Information Technology: 10.1%
235,865		Analog Devices, Inc.	8,439,250	1.3
222,327	@	Arrow Electronics, Inc.	8,317,253	1.3
210,255		ASML Holding NV	8,786,556	1.4
1,360,984	@	Compuware Corp.	11,323,387	1.7
447,995	@	Juniper Networks, Inc.	9,143,578	1.4
210,400	@	NetApp, Inc.	7,631,208	1.2
332,400	@	Rovi Corp.	8,170,392	1.3
213,120	@	Yahoo!, Inc.	3,437,626	0.5
			65,249,250	10.1

		Materials: 4.5%
75,500		Albemarle Corp.	3,889,005	0.6
148,600		Celanese Corp.	6,578,522	1.0
231,180		Ecolab, Inc.	13,364,516	2.1
65,685		PPG Industries, Inc.	5,484,040	0.8
			29,316,083	4.5

		Telecommunications: 1.1%
195,590		CenturyTel, Inc.	7,275,948	1.1

		Utilities: 8.6%
307,400		Ameren Corp.	10,184,162	1.6
482,085		CMS Energy Corp.	10,644,437	1.6
146,830		Consolidated Edison,
		Inc.	9,107,865	1.4
204,230		Exelon Corp.	8,857,455	1.4
182,280		Northeast Utilities	6,574,839	1.0
355,580		PPL Corp.	10,461,164	1.6
			55,829,922	8.6

	Total Common Stock
	(Cost $637,629,465)		638,959,014	98.8

SHORT-TERM INVESTMENTS: 1.2%
		Mutual Funds: 1.2%
8,036,190		BlackRock Liquidity
		Funds, TempFund,
		Institutional Class
		(Cost $8,036,190)	8,036,190	1.2

	Total Short-Term
	Investments
	(Cost $8,036,190)		8,036,190	1.2

	Total Investments in
	Securities
	(Cost $645,665,655)		$646,995,204	100.0
	Liabilities in Excess of
	Other Assets		(125,171)	–
	Net Assets		$646,870,033	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $655,869,512.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$42,495,730
Gross Unrealized Depreciation	(51,370,038)

Net Unrealized Depreciation	$(8,874,308)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$638,959,014	$—	$—	$638,959,014
Short-Term Investments	8,036,190	—	—	8,036,190
Total Investments, at value	$646,995,204	$—	$—	$646,995,204

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$171,488	$—	$(171,488)	$—	$(42,872)	$42,872	$—	$—	$—
Total Investments, at value	$171,488	$—	$(171,488)	$—	$(42,872)	$42,872	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ 0.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 64.3%
		Consumer Discretionary: 8.8%
542,719		Carnival Corp.	17,714,348	0.5
959,800	@	Delphi Automotive PLC	20,674,092	0.5
663,780	@	Dollar General Corp.	27,307,909	0.7
1,354,300	@	General Motors Co.	27,451,661	0.7
1,640,900		Kohl's Corp.	80,978,415	2.1
621,700		Lowe's Cos., Inc.	15,778,746	0.4
245,500		Mattel, Inc.	6,815,080	0.2
251,500	@	O'Reilly Automotive,
		Inc.	20,107,425	0.5
639,645		Time Warner, Inc.	23,116,771	0.6
625,700	@	TRW Automotive
		Holdings Corp.	20,397,820	0.5
2,145,900		Walt Disney Co.	80,471,250	2.1
			340,813,517	8.8

		Consumer Staples: 6.3%
82,900		Coca-Cola Enterprises,
		Inc.	2,137,162	0.1
1,933,584		General Mills, Inc.	78,136,129	2.0
925,000		Kellogg Co.	46,777,250	1.2
524,234		PepsiCo, Inc.	34,782,926	0.9
319,000		Philip Morris
		International, Inc.	25,035,120	0.7
820,373		Procter & Gamble Co.	54,727,083	1.4
			241,595,670	6.3

		Energy: 6.9%
151,800		Apache Corp.	13,750,044	0.3
2,623,980		El Paso Corp.	69,719,149	1.8
274,700		EOG Resources, Inc.	27,060,697	0.7
254,400		ExxonMobil Corp.	21,562,944	0.6
1,285,500	L	Nexen, Inc.	20,452,305	0.5
2,091,851		Spectra Energy Corp.	64,324,418	1.7
1,574,600		@	Weatherford
		International Ltd.	23,052,144	0.6
696,500		Williams Cos., Inc.	22,998,430	0.6
229,100	@	WPX Energy, Inc.	4,162,747	0.1
			267,082,878	6.9

		Financials: 7.4%
412,909		AON Corp.	19,324,141	0.5
165,300		Blackrock, Inc.	29,463,072	0.8
112,700		Franklin Resources,
		Inc.	10,825,962	0.3
1,048,400	@	Invesco Ltd.	21,062,356	0.5
1,242,310		JPMorgan Chase & Co.	41,306,808	1.1
2,117,276		Keycorp	16,281,852	0.4
7,500		Moody's Corp.	252,600	0.0
345,100		Northern Trust Corp.	13,686,666	0.4
4,346,900		US Bancorp.	117,583,645	3.0
604,800		Wells Fargo & Co.	16,668,288	0.4
			286,455,390	7.4

		Health Care: 9.8%
196,100		AmerisourceBergen
		Corp.	7,292,959	0.2
455,100		Covidien PLC	20,484,051	0.5
23,402	@	Henry Schein, Inc.	1,507,791	0.0
198,600	@	Laboratory Corp. of
		America Holdings	17,073,642	0.5
6,738,137		Pfizer, Inc.	145,813,284	3.8
820,800		Quest Diagnostics	47,655,648	1.2
3,109,468	@	Thermo Fisher
		Scientific, Inc.	139,832,776	3.6
			379,660,151	9.8

		Industrials: 9.3%
1,481,457		Cooper Industries PLC	80,220,897	2.1
1,791,162		Danaher Corp.	84,256,260	2.2
1,926,200		Ingersoll-Rand PLC	58,691,314	1.5
102,900		Lockheed Martin Corp.	8,324,610	0.2
679,700		Mitsubishi Corp.	13,699,190	0.3
376,520		Pall Corp.	21,518,118	0.6
1,281,875		United Technologies
		Corp.	93,692,244	2.4
			360,402,633	9.3

		Information Technology: 10.1%
519,600		Accenture PLC	27,658,308	0.7
855,900	@	Amdocs Ltd.	24,418,827	0.6
129,400		Analog Devices, Inc.	4,629,932	0.1
156,400	@	Apple, Inc.	63,342,000	1.6
125,000	@	Autodesk, Inc.	3,791,250	0.1
1,179,500		Cisco Systems, Inc.	21,325,360	0.6
800,857	@	Fiserv, Inc.	47,042,340	1.2
105,000	@	Google, Inc. - Class A	67,819,500	1.8
436,263		Hewlett-Packard Co.	11,238,135	0.3
293,100		International Business
		Machines Corp.	53,895,228	1.4
1,019,708	@	TE Connectivity Ltd.	31,417,204	0.8
1,124,620		Texas Instruments, Inc.	32,737,688	0.9
			389,315,772	10.1

		Materials: 0.8%
362,200	@	Crown Holdings, Inc.	12,162,676	0.3
406,000		Potash Corp. of
		Saskatchewan	16,759,680	0.5
			28,922,356	0.8

		Telecommunications: 2.9%
3,746,200		AT&T, Inc.	113,285,088	2.9

		Utilities: 2.0%
1,636,998	@	AES Corp.	19,382,056	0.5
594,000		Edison International	24,591,600	0.6
59,000		Entergy Corp.	4,309,950	0.1
456,690		MDU Resources
		Group, Inc.	9,800,568	0.3
434,200		Pacific Gas & Electric
		Co.	17,897,724	0.5
			75,981,898	2.0

	Total Common Stock
	(Cost $2,265,954,644)		2,483,515,353	64.3

PREFERRED STOCK: 1.7%
		Consumer Discretionary: 0.7%
354,700		General Motors Co.	12,148,475	0.3
333,900	P	Newell Financial Trust I	14,190,750	0.4
			26,339,225	0.7

		Consumer Staples: 0.1%
42	#	HJ Heinz Finance Co.	4,386,375	0.1

		Financials: 0.6%
374,000		Affiliated Managers
		Group, Inc.	16,596,250	0.5
164	@,P	Federal National
		Mortgage Association -
		Convertible Series
		2004-1	869,200	0.0
3,100		Wells Fargo & Co.	3,299,950	0.1
			20,765,400	0.6

		Utilities: 0.3%
231,600	@	PPL Corp.	12,853,800	0.3

	Total Preferred Stock
	(Cost $84,667,565)		64,344,800	1.7

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 21.0%
		Consumer Discretionary: 9.4%
6,334,125		Autoparts Holdings - TL
		1L, 6.500%, 07/05/17	6,338,084	0.2
1,633,263		CCH II, LLC / CCH II
		Capital Corp.,
		13.500%, 11/30/16	1,894,585	0.1
1,700,000		Cedar Fair L.P.,
		4.000%, 12/15/17	1,699,354	0.0
6,662,271		Cedar Fair LP - TL B,
		4.000%, 12/31/17	6,659,740	0.2
2,250,000	#	Continental Airlines,
		Inc., 6.750%, 09/15/15	2,154,375	0.1
17,071,831		CSC Holdings, Inc.,
		2.007%, 03/29/16	16,773,074	0.4
1,780,000		Delta Air Lines 2011-1
		Pass Through Trust,
		5.300%, 04/15/19	1,797,800	0.0
11,899,386		DineEquity, Inc. - Term
		B, 4.250%, 10/19/17	11,753,618	0.3
9,750,000		Dollar General Corp.,
		3.046%, 07/07/14	9,762,158	0.3
1,325,000	&	Dollar General Corp.,
		11.875%, 07/15/17	1,470,750	0.0
4,072,482		Dollar General Corp.,
		3.558%, 07/07/14	4,077,560	0.1
75,101,589		Dunkin Brands, Inc. -
		TL, 4.000%, 11/23/17	74,084,563	1.9
17,325,728		Federal Mogul Corp.,
		2.238%, 12/27/15	16,076,838	0.4
27,212,965		Federal Mogul Corp.,
		2.238%, 12/28/15	25,251,373	0.7
8,421,653		Fifth Third Bancorp -
		TL, 4.500%, 11/03/16	8,414,637	0.2
19,328,000	+	Group 1 Automotive,
		Inc., 2.250% (step rate
		2.000%), 06/15/36	20,415,200	0.5
4,965,000	#	Group 1 Automotive,
		Inc., 3.000%, 03/15/20	7,478,531	0.2
41,168,888		Intelsat Jackson
		Holdings Ltd., 5.250%,
		04/03/18	41,083,133	1.1
6,048,722		Interactive Data Corp. -
		TL B, 4.500%, 02/11/18	5,998,318	0.2
9,695,000		Lamar Media Corp.,
		9.750%, 04/01/14	10,906,875	0.3
530,000		Mattel, Inc., 2.500%,
		11/01/16	534,131	0.0
1,650,000		MGM Resorts
		International, 9.000%,
		03/15/20	1,835,625	0.0
2,130,000		MGM Resorts
		International, 10.375%,
		05/15/14	2,444,175	0.1
4,290,000		MGM Resorts
		International, 13.000%,
		11/15/13	5,115,825	0.1
7,014,750		MSCI, Inc. - TL B,
		3.750%, 03/14/17	7,071,745	0.2
5,495,931		Nuveen Investment,
		Inc., 6.000%, 11/13/14	5,298,424	0.1
3,175,000		Penske Auto Group,
		Inc., 7.750%, 12/15/16	3,270,250	0.1
2,700,000	#	Pernod-Ricard SA,
		5.750%, 04/07/21	3,050,590	0.1
9,303,250		Reynolds Group
		Holdings, 6.500%,
		02/09/18	9,233,476	0.2
5,750,000		Rite Aid Corp. - TL 1,
		4.500%, 03/03/18	5,502,750	0.1
2,319,188		SBA Senior Finance -
		TL B, 3.750%, 06/14/18	2,309,041	0.1
2,375,000	#,L	Sirius XM Radio, Inc.,
		9.750%, 09/01/15	2,588,750	0.1
2,280,000		Time Warner, Inc.,
		5.875%, 11/15/16	2,635,028	0.1
825,000	#	Univision
		Communications, Inc.,
		7.875%, 11/01/20	841,500	0.0
11,307,039		Univision
		Communications, Inc.,
		4.546%, 03/29/17	10,123,339	0.3
14,475,000		Univision
		Communications, Inc.,
		4.546%, 03/31/17	12,959,656	0.3
6,009,558		US Airways 2010-1
		Class A Pass Through
		Trust, 6.250%,
		04/22/23	5,528,793	0.1
892,697		US Airways 2010-1
		Class B Pass Through
		Trust, 8.500%,
		04/22/17	843,598	0.0
1,450,000		Worldpay, 5.250%,
		08/06/18	1,435,500	0.0
5,310,000		Wynn Las Vegas LLC /
		Wynn Las Vegas
		Capital Corp., 7.750%,
		08/15/20	5,920,650	0.2
			362,633,412	9.4

		Consumer Staples: 0.1%
3,000,000		Rite Aid Corp.,
		10.375%, 07/15/16	3,202,500	0.1

		Energy: 2.3%
14,950,000		Consol Energy, Inc.,
		8.000%, 04/01/17	16,445,000	0.4
2,625,000		Denbury Resources,
		Inc., 8.250%, 02/15/20	2,946,563	0.1
3,970,000		Energy Transfer Equity
		L.P., 7.500%, 10/15/20	4,357,075	0.1
18,800,000		EQT Corp., 4.875%,
		11/15/21	19,007,063	0.5
3,745,000		Equitable Resources,
		Inc., 6.500%, 04/01/18	4,180,027	0.1
2,625,000		Forest Oil Corp.,
		8.500%, 02/15/14	2,874,375	0.1
3,140,000		Noble Energy, Inc.,
		4.150%, 12/15/21	3,253,489	0.1
4,404,000	L	Oil States International,
		Inc., 2.375%, 07/01/25	10,630,155	0.3
2,442,000	L	Peabody Energy Corp.,
		4.750%, 12/15/41	2,503,050	0.1
2,170,000		Peabody Energy Corp.,
		6.500%, 09/15/20	2,289,350	0.1
2,080,000		Peabody Energy Corp.,
		7.375%, 11/01/16	2,298,400	0.1
1,125,000		PetroHawk Energy
		Corp., 10.500%,
		08/01/14	1,257,188	0.0
5,025,000		Plains Exploration &
		Production Co.,
		6.750%, 02/01/22	5,288,812	0.1
1,220,000		QEP Resources, Inc.,
		6.800%, 03/01/20	1,367,071	0.0
1,150,000		QEP Resources, Inc.,
		6.875%, 03/01/21	1,244,875	0.0
3,400,000		Quicksilver Resources,
		Inc., 11.750%,
		01/01/16	3,876,000	0.1
1,075,000		Range Resources
		Corp., 5.750%,
		06/01/21	1,169,062	0.0
2,125,000		Range Resources
		Corp., 8.000%,
		05/15/19	2,380,000	0.1
525,000		Whiting Petroleum
		Corp., 6.500%,
		10/01/18	551,250	0.0
			87,918,805	2.3

		Financials: 3.2%
2,910,000		Boston Properties L.P.,
		3.700%, 11/15/18	2,974,937	0.1
1,650,000	#	CNH Capital LLC,
		6.250%, 11/01/16	1,707,750	0.0
2,600,000		DineEquity, Inc.,
		4.250%, 10/19/17	2,568,150	0.1
7,975,000		Fidelity National
		Information Services,
		Inc. - TL B, 4.250%,
		07/18/16	7,993,901	0.2
3,200,000		Ford Motor Credit Co.,
		LLC, 6.625%, 08/15/17	3,488,314	0.1
10,660,000		Ford Motor Credit Co.
		LLC, 3.875%, 01/15/15	10,629,246	0.3
3,400,000		Ford Motor Credit Co.
		LLC, 5.875%, 08/02/21	3,548,699	0.1
15,463,000	#	Host Hotels & Resorts
		L.P., 2.625%, 04/15/27	15,578,973	0.4
4,225,000	#	Host Hotels & Resorts
		L.P., 5.875%, 06/15/19	4,320,062	0.1
2,175,000		International Lease
		Finance Corp., 6.750%,
		03/17/15	2,188,141	0.1
5,475,000	#	International Lease
		Finance Corp., 6.750%,
		09/01/16	5,639,250	0.1
3,975,000	#	International Lease
		Finance Corp., 7.125%,
		09/01/18	4,134,000	0.1
14,435,000	#	International Lease
		Finance Corp., 6.500%,
		09/01/14	14,831,962	0.4
1,175,000		International Lease
		Finance Corp., 7.000%,
		03/05/16	1,182,638	0.0
5,125,000		Janus Capital Group,
		Inc., 6.700%, 06/15/17	5,446,025	0.1
4,703,629		Nuveen Investments,
		3.425%, 11/09/14	4,496,669	0.1
4,250,000		Nuveen Investments,
		Inc., 12.500%,
		07/31/15	4,411,147	0.1
6,363,137		Pinnacle Foods
		Finance LLC, 3.081%,
		04/02/14	6,221,914	0.2
1,610,936		Pinnacle Foods
		Finance LLC, 6.000%,
		04/02/14	1,619,796	0.0
210,000		Regions
		Bank/Birmingham AL,
		7.500%, 05/15/18	210,000	0.0
5,750,000		Reynolds Group
		Holdings, 6.500%,
		07/07/18	5,726,643	0.2
245,000		Synovus Financial
		Corp., 5.125%,
		06/15/17	208,250	0.0
10,275,000		Vantiv LLC, 4.500%,
		11/18/16	10,266,441	0.3
3,150,000		Verisk Analytics, Inc.,
		4.875%, 01/15/19	3,181,790	0.1
1,750,000		WorldPay Ltd. - Term
		B, 08/06/18	1,732,500	0.0
			124,307,198	3.2

		Health Care: 1.1%
15,143,174		Bausch & Lomb, Inc.,
		3.829%, 01/22/15	14,830,846	0.4
17,516,915		HCA, Inc., 1.546%,
		11/18/12	17,423,865	0.5
1,692,000	#	Health Management
		Associates, Inc.,
		3.750%, 05/01/28	1,744,875	0.0
7,500,000		Health Management
		Associates, Inc.,
		4.500%, 11/01/18	7,473,713	0.2
			41,473,299	1.1

		Industrials: 0.9%
630,000		Actuant Corp., 2.000%,
		11/15/23	762,300	0.0
1,145,112		American Airlines
		Pass-Through Trust,
		10.375%, 07/02/19	1,202,368	0.0
3,150,000	#	Calpine Corp., 7.500%,
		02/15/21	3,386,250	0.1
2,544,657		Continental Airlines,
		Inc., 9.000%, 07/08/16	2,799,122	0.1
1,839,815		Continental Airlines,
		Inc., 7.250%, 11/10/19	1,959,403	0.1
2,144,865		Delta Airlines, Inc.,
		7.750%, 12/17/19	2,305,729	0.1
3,775,000		Fleetpride Corp. - TL B,
		6.750%, 11/11/17	3,759,270	0.1
3,150,000		International Lease
		Finance Corp. - Term
		1, 6.750%, 03/17/15	3,169,032	0.1
3,520,000		RBS Global, Inc. and
		Rexnord Corp.,
		8.500%, 05/01/18	3,748,800	0.1
5,000,000		Rexnord, LLC, 2.938%,
		07/19/13	4,937,500	0.1
4,915,000		Tyco Electronics Group
		S.A., 6.000%, 10/01/12	5,088,549	0.1
			33,118,323	0.9

		Information Technology: 2.0%
10,460,000	#	CC Holdings GS V
		LLC/Crown Castle GS
		III Corp., 7.750%,
		05/01/17	11,322,950	0.3
12,600,000		Colfax Corp. - TL B,
		09/12/18	12,621,659	0.3
2,475,000		Crown Castle
		International Corp.,
		7.125%, 11/01/19	2,685,375	0.1
4,350,000	#	First Data Corp.,
		7.375%, 06/15/19	4,110,750	0.1
16,253,482		First Data Corp.,
		3.044%, 09/24/14	14,703,307	0.4
20,342,735		First Data Corp.,
		3.044%, 09/24/14	18,402,547	0.5
2,200,000		Interactive Data Corp.,
		4.500%, 02/11/18	2,181,667	0.0
10,629,000		Xilinx, Inc., 3.125%,
		03/15/37	12,117,060	0.3
			78,145,315	2.0

		Materials: 0.2%
1,325,000		Ball Corp., 7.375%,
		09/01/19	1,457,500	0.0
3,130,000		Ecolab, Inc., 4.350%,
		12/08/21	3,347,907	0.1
2,300,000	#	Georgia-Pacific Corp.,
		8.250%, 05/01/16	2,556,181	0.1
1,125,000		Silgan Holdings, Inc.,
		7.250%, 08/15/16	1,206,563	0.0
			8,568,151	0.2

		Telecommunications: 1.4%
3,555,000		American Tower Corp.,
		4.500%, 01/15/18	3,620,167	0.1
750,000		CCO Holdings LLC /
		CCO Holdings Capital
		Corp., 2.796%,
		09/06/14	749,766	0.0
49,242		Charter
		Communications,
		2.300%, 03/06/14	49,021	0.0
14,359,793		Charter
		Communications,
		3.830%, 09/06/16	14,077,092	0.4
101,525		Charter
		Communications,
		7.250%, 03/06/14	101,493	0.0
8,150,000		Crown Castle
		International Corp.,
		9.000%, 01/15/15	8,873,312	0.2
4,100,000		Nextel
		Communications, Inc.,
		5.950%, 03/15/14	3,977,000	0.1
2,656,000		SBA Communications
		Corp., 1.875%,
		05/01/13	3,011,240	0.1
625,000		SBA
		Telecommunications,
		Inc., 8.250%, 08/15/19	682,813	0.0
825,000		SBA
		Telecommunications,
		Inc., 8.000%, 08/15/16	893,063	0.0
775,000		Sprint Capital Corp.,
		6.900%, 05/01/19	641,312	0.0
15,870,000	#	Sprint Nextel Corp.,
		9.000%, 11/15/18	16,703,175	0.5
1,060,000	#	Sprint Nextel Corp.,
		11.500%, 11/15/21	1,052,050	0.0
			54,431,504	1.4

		Utilities: 0.4%
7,875,000	#	Calpine Construction
		Finance Co. L.P.,
		8.000%, 06/01/16	8,544,375	0.2
2,115,000		Nisource Finance
		Corp., 4.450%,
		12/01/21	2,164,535	0.0
2,440,000		Otter Tail Corp.,
		9.000%, 12/15/16	2,635,200	0.1
3,180,000		Tucson Electric Power
		Co., 5.150%, 11/15/21	3,381,275	0.1
			16,725,385	0.4

	Total Corporate
	Bonds/Notes
	(Cost $771,397,323)		810,523,892	21.0

	Total Long-Term
	Investments
	(Cost $3,122,019,532)		3,358,384,045	87.0

SHORT-TERM INVESTMENTS: 13.5%
		Securities Lending Collateralcc(1): 0.3%
3,048,692		BNP Paribas Bank,
		Repurchase
		Agreement dated
		12/30/11, 0.06%, due
		01/03/12 (Repurchase
		Amount $3,048,712,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 5.000%-
		6.000%, Market Value
		plus accrued interest
		$3,109,666, due
		05/15/24-04/15/41)	3,048,692	0.1
3,048,692		Cantor Fitzgerald,
		Repurchase
		Agreement dated
		12/30/11, 0.12%, due
		01/03/12 (Repurchase
		Amount $3,048,732,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 1.437%-
		6.014%, Market Value
		plus accrued interest
		$3,109,666, due
		06/01/17-09/01/44)	3,048,692	0.0
3,048,692		Citigroup, Inc.,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $3,048,719,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		5.500%, Market Value
		plus accrued interest
		$3,109,666, due
		01/19/12-12/20/41)	3,048,692	0.1
641,833		Deutsche Bank AG,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $641,839,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		6.500%, Market Value
		plus accrued interest
		$654,670, due
		06/28/12-11/01/41)	641,833	0.0
3,048,692		Merrill Lynch & Co.,
		Inc., Repurchase
		Agreement dated
		12/30/11, 0.02%, due
		01/03/12 (Repurchase
		Amount $3,048,699,
		collateralized by
		various U.S.
		Government Securities,
		1.875%-4.000%,
		Market Value plus
		accrued interest
		$3,109,670, due
		02/15/15-06/30/15)	3,048,692	0.1
			12,836,601	0.3

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds: 13.2%
509,992,902		T. Rowe Price Reserve
		Investment Fund
		(Cost $509,992,902)	509,992,902	13.2

	Total Short-Term
	Investments
	(Cost $522,829,503)		522,829,503	13.5

	Total Investments in
	Securities
	(Cost $3,644,849,035)		$3,881,213,548	100.5
	Liabilities in Excess of
	Other Assets		(20,700,338)	(0.5)
	Net Assets		$3,860,513,210	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $3,651,726,223.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$322,061,009
Gross Unrealized Depreciation	(92,573,684)

Net Unrealized Appreciation	$229,487,325

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$340,813,517	$—	$—	$340,813,517
Consumer Staples	241,595,670	—	—	241,595,670
Energy	267,082,878	—	—	267,082,878
Financials	286,455,390	—	—	286,455,390
Health Care	379,660,151	—	—	379,660,151
Industrials	346,703,443	13,699,190	—	360,402,633
Information Technology	389,315,772	—	—	389,315,772
Materials	28,922,356	—	—	28,922,356
Telecommunications	113,285,088	—	—	113,285,088
Utilities	75,981,898	—	—	75,981,898
Total Common Stock	2,469,816,163	13,699,190	—	2,483,515,353
Preferred Stock	3,299,950	61,044,850	—	64,344,800
Corporate Bonds/Notes	—	810,523,892	—	810,523,892
Short-Term Investments	509,992,902	12,836,601	—	522,829,503
Total Investments, at value	$2,983,109,015	$898,104,533	$—	$3,881,213,548
Liabilities Table
Other Financial Instruments+
Written Options	$(6,290,952)	$—	$—	$(6,290,952)
Total Liabilities	$(6,290,952)	$—	$—	$(6,290,952)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

ING T. Rowe Price Capital Appreciation Portfolio Written Options Open on December 31, 2011:
Exchange-Traded Options

Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
AT&T Corp.	30.00	01/21/12	12,217	$1,169,413	$(476,463)
Cisco Systems, Inc.	18.00	04/21/12	7,473	887,606	(964,017)
Covidien PLC	55.00	01/21/12	2,611	276,761	(26,110)
Henry Schein, Inc.	65.00	01/21/12	234	65,692	(28,080)
International Business Machines Corp.	180.00	01/21/12	1,899	1,112,894	(1,262,835)
JP Morgan Chase & Co.	50.00	01/21/12	8,312	2,191,871	(8,312)
Lockheed Martin Corp.	80.00	01/21/12	1,029	187,087	(205,800)
Lowe's Cos., Inc.	30.00	01/21/12	2,976	226,291	(2,976)
Pfizer, Inc.	22.50	01/21/12	29,514	1,954,737	(295,140)
Pfizer, Inc.	22.50	01/19/13	2,005	284,598	(292,730)
Procter & Gamble Co.	65.00	01/21/12	7,655	1,708,266	(1,485,070)
United Technologies Corp.	97.50	01/21/12	1,193	200,623	(3,579)
Wells Fargo	26.00	01/21/12	6,048	993,667	(1,239,840)
				$11,259,506	$(6,290,952)
See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
EQUITY INCOME PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 95.5%
		Consumer Discretionary: 12.2%
362,700		Cablevision Systems
		Corp.	5,157,594	0.4
359,000		Comcast Corp. – Class
		A	8,511,890	0.6
146,300	@	General Motors Co.	2,965,501	0.2
129,700		Genuine Parts Co.	7,937,640	0.6
204,200		H&R Block, Inc.	3,334,586	0.2
177,500		Harley-Davidson, Inc.	6,899,425	0.5
475,400		Home Depot, Inc.	19,985,816	1.4
142,100		Kohl's Corp.	7,012,635	0.5
247,000		Macy's, Inc.	7,948,460	0.6
118,075	@	Madison Square
		Garden, Inc.	3,381,668	0.2
199,325		Marriott International,
		Inc.	5,814,311	0.4
482,200		Mattel, Inc.	13,385,872	1.0
297,200		McGraw-Hill Cos., Inc.	13,365,084	0.9
456,900	@,L	New York Times Co.	3,531,837	0.2
620,100		Staples, Inc.	8,613,189	0.6
12,200		Tiffany & Co.	808,372	0.1
567,266		Time Warner, Inc.	20,500,993	1.5
439,800		Walt Disney Co.	16,492,500	1.2
223,900		Whirlpool Corp.	10,624,055	0.8
413,419		WPP PLC	4,335,596	0.3
			170,607,024	12.2

		Consumer Staples: 7.7%
365,200		Archer-Daniels-
		Midland Co.	10,444,720	0.8
564,100		Avon Products, Inc.	9,854,827	0.7
229,100		Beam, Inc.	11,736,793	0.8
258,700		Campbell Soup Co.	8,599,188	0.6
214,100		Clorox Co.	14,250,496	1.0
378,200		ConAgra Foods, Inc.	9,984,480	0.7
16,400		Hershey Co.	1,013,192	0.1
235,200		Kimberly-Clark Corp.	17,301,312	1.2
122,600		McCormick & Co., Inc.	6,181,492	0.5
123,600		Molson Coors Brewing
		Co.	5,381,544	0.4
197,700		PepsiCo, Inc.	13,117,395	0.9
			107,865,439	7.7

		Energy: 13.4%
211,000		Anadarko Petroleum
		Corp.	16,105,630	1.2
232,424		BP PLC ADR	9,933,802	0.7
387,790		Chevron Corp.	41,260,856	3.0
110,400		ConocoPhillips	8,044,848	0.6
170,200	L	Diamond Offshore
		Drilling	9,405,252	0.7
402,224		ExxonMobil Corp.	34,092,506	2.4
304,300		Murphy Oil Corp.	16,961,682	1.2
121,100		Petroleo Brasileiro SA
		ADR	3,009,335	0.2
386,000		Royal Dutch Shell PLC
		- Class A ADR	28,212,740	2.0
187,500		Schlumberger Ltd.	12,808,125	0.9
243,250		Spectra Energy Corp.	7,479,937	0.5
			187,314,713	13.4

		Financials: 17.7%
510,100		Allstate Corp.	13,981,841	1.0
563,000		American Express Co.	26,556,710	1.9
1,638,219		Bank of America Corp.	9,108,498	0.7
388,100		Bank of New York
		Mellon Corp.	7,727,071	0.6
203,800		Capital One Financial
		Corp.	8,618,702	0.6
102,200		Chubb Corp.	7,074,284	0.5
945,444		JPMorgan Chase &
		Co.	31,436,013	2.2
376,500		Legg Mason, Inc.	9,054,825	0.6
330,577		Lincoln National Corp.	6,419,805	0.5
82,200		Loews Corp.	3,094,830	0.2
505,600		Marsh & McLennan
		Cos., Inc.	15,987,072	1.1
222,700		Morgan Stanley	3,369,451	0.2
276,800		Northern Trust Corp.	10,977,888	0.8
236,800		NYSE Euronext	6,180,480	0.4
215,200		PNC Financial
		Services Group, Inc.	12,410,584	0.9
768,100		Regions Financial
		Corp.	3,302,830	0.2
686,100		SLM Corp.	9,193,740	0.7
263,000		Sun Life Financial, Inc.	4,870,760	0.4
459,600		SunTrust Bank	8,134,920	0.6
798,700		US Bancorp.	21,604,835	1.5
852,500		Wells Fargo & Co.	23,494,900	1.7
288,151		Weyerhaeuser Co.	5,379,779	0.4
			247,979,818	17.7

		Health Care: 7.2%
190,600		Amgen, Inc.	12,238,426	0.9
389,000		Bristol-Myers Squibb
		Co.	13,708,360	1.0
307,300		Johnson & Johnson	20,152,734	1.4
439,400		Merck & Co., Inc.	16,565,380	1.2
798,376		Pfizer, Inc.	17,276,857	1.2
132,300		Quest Diagnostics	7,681,338	0.6
279,100	@	Thermo Fisher
		Scientific, Inc.	12,551,127	0.9
			100,174,222	7.2

		Industrials: 12.8%
243,200		3M Co.	19,876,736	1.4
185,300		Avery Dennison Corp.	5,314,404	0.4
177,500		Boeing Co.	13,019,625	0.9
39,600	L	Canadian Pacific
		Railway Ltd	2,679,732	0.2
224,800		Cooper Industries PLC	12,172,920	0.9
229,000		Emerson Electric Co.	10,669,110	0.8
150,400		Exelis, Inc.	1,361,120	0.1
212,800	@	Fortune Brands Home
		& Security, Inc.	3,623,984	0.3
2,038,900		General Electric Co.	36,516,699	2.6
292,900		Honeywell
		International, Inc.	15,919,115	1.1
330,800		Illinois Tool Works, Inc.	15,451,668	1.1
210,200		Ingersoll-Rand PLC	6,404,794	0.5
86,650		ITT Corp.	1,674,944	0.1
97,900		Lockheed Martin Corp.	7,920,110	0.6
491,200		Masco Corp.	5,147,776	0.4
201,100		United Parcel Service,
		Inc. - Class B	14,718,509	1.0
165,900	@,L	USG Corp.	1,685,544	0.1
173,300		Xylem, Inc.	4,452,077	0.3
			178,608,867	12.8

		Information Technology: 6.9%
277,300		Analog Devices, Inc.	9,921,794	0.7
727,200		Applied Materials, Inc.	7,788,312	0.6
651,300		Cisco Systems, Inc.	11,775,504	0.8
386,600		Computer Sciences
		Corp.	9,162,420	0.6
544,200		Corning, Inc.	7,063,716	0.5
32,900	@,L	First Solar, Inc.	1,110,704	0.1
350,800		Harris Corp.	12,642,832	0.9
482,600		Hewlett-Packard Co.	12,431,776	0.9
709,400		Microsoft Corp.	18,416,024	1.3
146,600		Texas Instruments, Inc.	4,267,526	0.3
169,800	@	Yahoo!, Inc.	2,738,874	0.2
			97,319,482	6.9

		Materials: 5.7%
158,000		EI Du Pont de
		Nemours & Co.	7,233,240	0.5
134,500		International Flavors &
		Fragrances, Inc.	7,050,490	0.5
576,293		International Paper Co.	17,058,273	1.2
263,900		MeadWestvaco Corp.	7,903,805	0.6
208,600		Monsanto Co.	14,616,602	1.1
368,900		Nucor Corp.	14,597,373	1.0
294,400	L	Vulcan Materials Co.	11,584,640	0.8
			80,044,423	5.7

		Telecommunications: 4.3%
863,803		AT&T, Inc.	26,121,403	1.9
229,110		CenturyTel, Inc.	8,522,892	0.6
307,504		Telefonica S.A.	5,297,715	0.4
342,150		Verizon
		Communications, Inc.	13,727,058	1.0
2,299,334		Vodafone Group PLC	6,410,740	0.4
			60,079,808	4.3

		Utilities: 7.6%
439,600		Duke Energy Corp.	9,671,200	0.7
249,700		Entergy Corp.	18,240,585	1.3
385,100		Exelon Corp.	16,701,787	1.2
149,900		FirstEnergy Corp.	6,640,570	0.5
662,100		NiSource, Inc.	15,764,601	1.1
161,600		Pinnacle West Capital
		Corp.	7,785,888	0.6
195,100		PPL Corp.	5,739,842	0.4
210,000		Progress Energy, Inc.	11,764,200	0.8
162,400		TECO Energy, Inc.	3,108,336	0.2
390,500		Xcel Energy, Inc.	10,793,420	0.8
			106,210,429	7.6

	Total Common Stock
	(Cost $1,258,748,660)		1,336,204,225	95.5

PREFERRED STOCK: 0.6%
		Consumer Discretionary: 0.6%
249,450		General Motors Co.	8,543,663	0.6

	Total Preferred Stock
	(Cost $12,600,169)		8,543,663	0.6

	Total Long-Term
	Investments
	(Cost $1,271,348,829)		1,344,747,888	96.1

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 5.7%
		Securities Lending Collateralcc(1): 2.0%
6,621,020		BNP Paribas Bank,
		Repurchase
		Agreement dated
		12/30/11, 0.06%, due
		01/03/12 (Repurchase
		Amount $6,621,064,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 5.000%-
		6.000%, Market Value
		plus accrued interest
		$6,753,440, due
		05/15/24-04/15/41)	6,621,020	0.5
4,886,141		Citigroup, Inc.,
		Repurchase
		Agreement dated
		12/30/11, 0.08%, due
		01/03/12 (Repurchase
		Amount $4,886,184,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		5.500%, Market Value
		plus accrued interest
		$4,983,864, due
		01/19/12-12/20/41)	4,886,141	0.3
6,621,020		Deutsche Bank AG,
		Repurchase
		Agreement dated
		12/30/11, 0.10%, due
		01/03/12 (Repurchase
		Amount $6,621,093,
		collateralized by
		various U.S.
		Government and U.S.
		Government Agency
		Obligations, 0.000%-
		6.500%, Market Value
		plus accrued interest
		$6,753,441, due
		06/28/12-11/01/41)	6,621,020	0.5
6,621,020		Goldman Sachs & Co.,
		Repurchase
		Agreement dated
		12/30/11, 0.10%, due
		01/03/12 (Repurchase
		Amount $6,621,093,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 2.163%-
		6.500%, Market Value
		plus accrued interest
		$6,753,440, due
		04/01/20-12/01/48)	6,621,020	0.5
3,128,778		Mizuho Securities USA
		Inc., Repurchase
		Agreement dated
		12/30/11, 0.10%, due
		01/03/12 (Repurchase
		Amount $3,128,812,
		collateralized by
		various U.S.
		Government Agency
		Obligations, 0.000%-
		11.000%, Market Value
		plus accrued interest
		$3,191,354, due
		08/01/13-10/01/47)	3,128,778	0.2
			27,877,979	2.0

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds: 3.7%
51,181,371		T. Rowe Price Reserve
		Investment Fund
		(Cost $51,181,371)	51,181,371	3.7

	Total Short-Term
	Investments
	(Cost $79,059,350)		79,059,350	5.7

	Total Investments in
	Securities
	(Cost $1,350,408,179)		$1,423,807,238	101.8
	Liabilities in Excess of
	Other Assets		(25,492,160)	(1.8)
	Net Assets		$1,398,315,078	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $1,365,034,696.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$214,104,343
Gross Unrealized Depreciation	(155,331,801)

Net Unrealized Appreciation	$58,772,542

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$166,271,428	$4,335,596	$—	$170,607,024
Consumer Staples	107,865,439	—	—	107,865,439
Energy	187,314,713	—	—	187,314,713
Financials	247,979,818	—	—	247,979,818
Health Care	100,174,222	—	—	100,174,222
Industrials	178,608,867	—	—	178,608,867
Information Technology	97,319,482	—	—	97,319,482
Materials	80,044,423	—	—	80,044,423
Telecommunications	48,371,353	11,708,455	—	60,079,808
Utilities	106,210,429	—	—	106,210,429
Total Common Stock	1,320,160,174	16,044,051	—	1,336,204,225
Preferred Stock	—	8,543,663	—	8,543,663
Short-Term Investments	51,181,371	27,877,979	—	79,059,350
Total Investments, at value	$1,371,341,545	$52,465,693	$—	$1,423,807,238

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$1,746,652	$—	$(1,746,652)	$—	$(436,664)	$436,664	$—	$—	$—
Total Investments, at value	$1,746,652	$—	$(1,746,652)	$—	$(436,664)	$436,664	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ 0.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL	PORTFOLIO OF INVESTMENTS
STOCK PORTFOLIO	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.8%
		Australia: 1.5%
108,148		Amcor Ltd.	796,144	0.4
178,746		Asciano Group	821,400	0.4
8,093		CSL Ltd.	263,854	0.1
48,413		WorleyParsons Ltd.	1,267,748	0.6
			3,149,146	1.5

		Belgium: 1.6%
55,864		Anheuser-Busch InBev
		NV	3,409,555	1.6

		Brazil: 7.5%
338,200		Banco Santander Brasil
		SA ADR	2,752,948	1.3
324,200		BM&F Bovespa S.A.	1,703,343	0.8
249,200		Itau Unibanco Holding
		S.A.	4,541,112	2.1
53,600		Lojas Renner SA	1,391,114	0.7
461,400		PDG Realty SA
		Empreendimentos e
		Participacoes	1,459,461	0.7
119,300		Petroleo Brasileiro SA
		ADR	2,802,357	1.3
65,100		Vale SA ADR	1,341,060	0.6
			15,991,395	7.5

		Canada: 4.2%
54,600		Eldorado Gold Corp.
		(Canadian Denominated
		Security)	751,403	0.4
63,700		Potash Corp. of
		Saskatchewan	2,629,536	1.2
50,200	L	Shoppers Drug Mart
		Corp.	2,027,218	1.0
54,300		Suncor Energy, Inc.	1,565,469	0.7
39,900		Tim Hortons, Inc.	1,933,216	0.9
			8,906,842	4.2

		China: 9.5%
29,500	@	Baidu.com ADR	3,435,865	1.6
279,000		Beijing Enterprises
		Holdings Ltd.	1,670,390	0.8
594,000		Belle International
		Holdings	1,031,938	0.5
3,080,000		China Construction
		Bank	2,139,401	1.0
943,500		China Railway
		Construction Corp. Ltd	517,637	0.3
33,900	@,L	Ctrip.com International
		Ltd. ADR	793,260	0.4
4,351,000		GOME Electrical
		Appliances Holdings
		Ltd.	1,000,875	0.5
77,500		Hengan International
		Group Co., Ltd.	722,552	0.3
69,800	@	New Oriental Education
		& Technology Group
		ADR	1,678,690	0.8
1,750,500		Parkson Retail Group
		Ltd.	2,143,852	1.0
126,000		Ping An Insurance
		Group Co. of China Ltd.	826,657	0.4
551,700	@	Shanghai
		Pharmaceuticals
		Holding Co. Ltd.	892,073	0.4
10,000	@,L	Sina Corp.	520,000	0.2
88,200		Tencent Holdings Ltd.	1,766,061	0.8
1,083,000		Want Want China
		Holdings Ltd.	1,078,756	0.5
			20,218,007	9.5

		Denmark: 2.1%
29,776		Carlsberg A/S	2,096,634	1.0
21,293		Novo-Nordisk A/S	2,446,208	1.1
			4,542,842	2.1

		France: 6.2%
47,156		Accor S.A.	1,188,399	0.6
19,317		Air Liquide	2,385,212	1.1
190,102		AXA S.A.	2,457,293	1.1
31,107		Groupe Danone	1,952,036	0.9
27,133		Pernod-Ricard S.A.	2,511,395	1.2
53,336		Schneider Electric S.A.	2,788,471	1.3
			13,282,806	6.2

		Germany: 5.4%
10,472		Adidas AG	680,396	0.3
28,894		Brenntag AG	2,686,907	1.3
38,063	@	Deutsche Boerse AG	1,992,129	0.9
22,332		Fresenius AG	2,065,078	1.0
26,072		Henkel KGaA - Vorzug	1,503,000	0.7
10,275		Linde AG	1,526,990	0.7
29,702		Software AG	1,095,026	0.5
			11,549,526	5.4

		Hong Kong: 3.1%
695,400		AIA Group Ltd.	2,164,726	1.0
494,000		Hang Lung Properties
		Ltd.	1,402,261	0.7
563,500		Kerry Properties Ltd.	1,861,999	0.9
622,000		Li & Fung Ltd.	1,146,111	0.5
			6,575,097	3.1

		India: 1.8%
50,952	L	Axis Bank Ltd. GDR	768,906	0.4
37,400	L	Infosys Technologies
		Ltd. ADR	1,921,612	0.9
42,530	#	Reliance Industries Ltd.
		GDR	1,129,552	0.5
			3,820,070	1.8

		Indonesia: 0.9%
1,192,000		Bank Mandiri Persero
		TBK PT	885,883	0.4
953,000	@	Sarana Menara
		Nusantara PT	998,456	0.5
			1,884,339	0.9

		Ireland: 0.8%
31,000		Accenture PLC	1,650,130	0.8

		Italy: 0.4%
212,800	@	Prada SpA	957,731	0.4

		Japan: 10.4%
68,800	L	Honda Motor Co., Ltd.	2,095,710	1.0
170		Inpex Holdings, Inc.	1,070,359	0.5
2,583		Jupiter
		Telecommunications
		Co.	2,614,530	1.2
81,000	L	Kirin Brewery Co., Ltd.	984,210	0.4
113,100		Mitsubishi Corp.	2,279,503	1.1
131,000		Mitsui & Co., Ltd.	2,030,401	0.9
128,000		Mitsui Fudosan Co., Ltd.	1,866,459	0.9
37,100		Nippon Telegraph &
		Telephone Corp.	1,888,758	0.9
19,800		Sankyo Co., Ltd.	1,001,033	0.5
56,700		Softbank Corp.	1,665,170	0.8
156,400		Sony Financial
		Holdings, Inc.	2,306,612	1.1
48,300		Tokyo Electron Ltd.	2,447,246	1.1
			22,249,991	10.4

		Mexico: 0.5%
43,185		Fresnillo PLC	1,023,247	0.5

		Netherlands: 2.6%
38,512		ASML Holding NV	1,608,699	0.8
102,854		Royal Dutch Shell PLC -
		Class B	3,912,318	1.8
			5,521,017	2.6

		Norway: 0.7%
82,616		Acergy S.A.	1,525,103	0.7

		Portugal: 0.8%
98,942	@	Jeronimo Martins	1,634,261	0.8

		Russia: 0.4%
41,732	@	X5 Retail Group N.V.
		GDR	951,245	0.4

		South Korea: 2.5%
5,262	@	Hyundai Mobis	1,336,927	0.6
4,557	@	NHN Corp.	835,185	0.4
3,525		Samsung Electronics
		Co., Ltd.	3,242,429	1.5
			5,414,541	2.5

		Spain: 1.4%
176,937		Banco Santander
		Central Hispano S.A.	1,336,694	0.6
94,616		Telefonica S.A.	1,630,056	0.8
			2,966,750	1.4

		Sweden: 1.5%
42,144		Assa Abloy AB	1,053,838	0.5
96,733		Atlas Copco AB - Class
		A	2,072,651	1.0
			3,126,489	1.5

		Switzerland: 6.7%
84,689		ABB Ltd.	1,590,990	0.7
6,137		Adecco S.A.	255,767	0.1
60,077		Compagnie Financiere
		Richemont S.A.	3,022,036	1.4
104,734		Credit Suisse Group	2,454,774	1.2
21,873		Julius Baer Group Ltd.	852,006	0.4
17,516		Kuehne & Nagel
		International AG	1,961,426	0.9
15,316		Nestle S.A.	879,499	0.4
865		SGS S.A.	1,426,681	0.7
17,564		Sonova Holding AG -
		Reg	1,829,860	0.9
			14,273,039	6.7

		Taiwan: 0.9%
770,000		Synnex Technology
		International Corp.	1,857,073	0.9

		Thailand: 0.2%
139,100		Kasikornbank PCL	536,793	0.2

		Turkey: 0.7%
24,715		BIM Birlesik Magazalar
		AS	684,410	0.3
241,661		Turkiye Garanti Bankasi
		A/S	751,292	0.4
			1,435,702	0.7

		United Arab Emirates: 0.5%
105,000		DP World Ltd.	1,018,966	0.5

		United Kingdom: 19.1%
64,102		Anglo American PLC	2,367,921	1.1
92,279		Antofagasta PLC	1,745,218	0.8
107,688		BG Group PLC	2,300,590	1.1
69,359		BHP Billiton PLC	2,027,742	1.0
156,406		British Sky Broadcasting
		PLC	1,779,465	0.8
180,663		Capita Group PLC	1,761,754	0.8
290,848		Compass Group PLC	2,759,769	1.3
189,407		Experian Group Ltd.	2,574,505	1.2
52,266		GlaxoSmithKline PLC	1,190,920	0.6
210,321		HSBC Holdings PLC	1,605,588	0.8
54,570		Intertek Group PLC	1,723,253	0.8
206,217		Kingfisher PLC	801,353	0.4
190,020		Rolls-Royce Holdings
		PLC	2,200,066	1.0
26,586		SABMiller PLC	934,665	0.4
250,529		Serco Group PLC	1,843,357	0.9
150,886		Standard Chartered
		PLC	3,300,232	1.5
533,090		Tesco PLC	3,335,433	1.6
102,043		Tullow Oil PLC	2,217,192	1.0
413,456		WPP PLC	4,335,984	2.0
			40,805,007	19.1

		United States: 4.9%
71,800		Carnival Corp.	2,343,552	1.1
60,100	@	Liberty Global, Inc.	2,465,903	1.2
82,900	@	NII Holdings, Inc.	1,765,770	0.8
17,165	@,X	Peixe Urbano, Inc.	565,087	0.3
2,300	@	Priceline.com, Inc.	1,075,733	0.5
31,400		Schlumberger Ltd.	2,144,934	1.0
			10,360,979	4.9
	Total Common Stock
	(Cost $241,396,003)		210,637,689	98.8

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 4.1%
		Securities Lending Collateralcc(1): 3.6%
1,811,442		Cantor Fitzgerald,
		Repurchase Agreement
		dated 12/30/11, 0.12%,
		due 01/03/12
		(Repurchase Amount
		$1,811,466,
		collateralized by various
		U.S. Government
		Agency Obligations,
		1.437%-6.014%, Market
		Value plus accrued
		interest $1,847,671, due
		06/01/17-09/01/44)	1,811,442	0.8
1,811,442		Citigroup, Inc.,
		Repurchase Agreement
		dated 12/30/11, 0.08%,
		due 01/03/12
		(Repurchase Amount
		$1,811,458,
		collateralized by various
		U.S. Government and
		U.S. Government
		Agency Obligations,
		0.000%-5.500%, Market
		Value plus accrued
		interest $1,847,671, due
		01/19/12-12/20/41)	1,811,442	0.8
1,811,442		Deutsche Bank AG,
		Repurchase Agreement
		dated 12/30/11, 0.10%,
		due 01/03/12
		(Repurchase Amount
		$1,811,462,
		collateralized by various
		U.S. Government and
		U.S. Government
		Agency Obligations,
		0.000%-6.500%, Market
		Value plus accrued
		interest $1,847,671, due
		06/28/12-11/01/41)	1,811,442	0.9
1,811,442		Goldman Sachs & Co.,
		Repurchase Agreement
		dated 12/30/11, 0.10%,
		due 01/03/12
		(Repurchase Amount
		$1,811,462,
		collateralized by various
		U.S. Government
		Agency Obligations,
		2.163%-6.500%, Market
		Value plus accrued
		interest $1,847,671, due
		04/01/20-12/01/48)	1,811,442	0.9
381,355		Mizuho Securities USA
		Inc., Repurchase
		Agreement dated
		12/30/11, 0.10%, due
		01/03/12 (Repurchase
		Amount $381,359,
		collateralized by various
		U.S. Government
		Agency Obligations,
		0.000%-11.000%,
		Market Value plus
		accrued interest
		$388,982, due 08/01/13-
		10/01/47)	381,355	0.2
			7,627,123	3.6

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds: 0.5%
1,157,098		T. Rowe Price Reserve
		Investment Fund
		(Cost $1,157,098)	1,157,098	0.5

	Total Short-Term
	Investments
	(Cost $8,784,221)		8,784,221	4.1

	Total Investments in
	Securities
	(Cost $250,180,224)		$219,421,910	102.9
	Liabilities in Excess of
	Other Assets		(6,260,556)	(2.9)
	Net Assets		$213,161,354	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2011.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $251,106,204.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,084,781
Gross Unrealized Depreciation	(36,769,075)

Net Unrealized Depreciation	$(31,684,294)

Percentage
Sector Diversification	of Net Assets
Consumer Discretionary	19.6%
Consumer Staples	11.5
Energy	9.2

Financials	18.1
Health Care	4.1
Industrials	15.7
Information Technology	9.5
Materials	7.8
Telecommunications	3.3
Short-Term Investments	4.1
Liabilities in Excess of Other Assets	(2.9)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Australia	$—	$3,149,146	$—	$3,149,146
Belgium	—	3,409,555	—	3,409,555
Brazil	15,991,395	—	—	15,991,395
Canada	8,906,842	—	—	8,906,842
China	6,427,815	13,790,192	—	20,218,007
Denmark	—	4,542,842	—	4,542,842
France	—	13,282,806	—	13,282,806
Germany	—	11,549,526	—	11,549,526
Hong Kong	—	6,575,097	—	6,575,097
India	1,921,612	1,898,458	—	3,820,070
Indonesia	998,456	885,883	—	1,884,339
Ireland	1,650,130	—	—	1,650,130
Italy	—	957,731	—	957,731
Japan	—	22,249,991	—	22,249,991
Mexico	—	1,023,247	—	1,023,247
Netherlands	—	5,521,017	—	5,521,017
Norway	—	1,525,103	—	1,525,103
Portugal	—	1,634,261	—	1,634,261
Russia	—	951,245	—	951,245
South Korea	—	5,414,541	—	5,414,541
Spain	—	2,966,750	—	2,966,750
Sweden	—	3,126,489	—	3,126,489
Switzerland	—	14,273,039	—	14,273,039
Taiwan	—	1,857,073	—	1,857,073
Thailand	—	536,793	—	536,793
Turkey	—	1,435,702	—	1,435,702
United Arab Emirates	—	1,018,966	—	1,018,966
United Kingdom	—	40,805,007	—	40,805,007
United States	9,795,892	565,087	—	10,360,979
Total Common Stock	45,692,142	164,945,547	—	210,637,689
Short-Term Investments	1,157,098	7,627,123	—	8,784,221
Total Investments, at value	$46,849,240	$172,572,670	$—	$219,421,910

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year ended December 31, 2011.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011
Asset Table
Investments, at value
Short-Term Investments	$721,080	$—	$(721,080)	$—	$(180,270)	$180,270	$—	$—	$—
Total Investments, at value	$721,080	$—	$(721,080)	$—	$(180,270)	$180,270	$—	$—	$—

As of December 31, 2011, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $ 0.

See Accompanying Notes to Financial Statements

ING Templeton Global	PORTFOLIO OF INVESTMENTS
Growth Portfolio	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.0%
		Austria: 0.6%
229,810		Telekom Austria AG	$2,749,292	0.6

		Bermuda: 0.8%
52,820		RenaissanceRe
		Holdings Ltd.	3,928,223	0.8

		Brazil: 0.7%
55,330		Petroleo Brasileiro SA
		ADR	1,299,702	0.3
111,130		Vale SA ADR	2,289,278	0.4
			3,588,980	0.7

		China: 0.6%
165,500		China Mobile Ltd.	1,607,930	0.3
25,000	L	China Telecom Corp.,
		Ltd. ADR ADR	1,428,250	0.3
			3,036,180	0.6

		Denmark: 0.1%
31,125		Danske Bank A/S	393,295	0.1

		France: 9.5%
138,760		Alstom	4,191,913	0.8
365,002		AXA S.A.	4,718,081	0.9
61,670		BNP Paribas	2,401,388	0.5
56,312		Cie Generale des
		Etablissements Michelin	3,317,964	0.7
522,610		Credit Agricole S.A.	2,928,061	0.6
290,480		France Telecom S.A.	4,546,481	0.9
164,070		Sanofi-Aventis	11,993,111	2.4
165,330		Total S.A.	8,436,421	1.7
217,790		Vivendi	4,754,242	1.0
			47,287,662	9.5

		Germany: 5.5%
377,470		Deutsche Lufthansa AG	4,489,828	0.9
162,440		Deutsche Post AG	2,497,386	0.5
37,540		Merck KGaA	3,738,382	0.8
33,920		Muenchener
		Rueckversicherungs AG	4,156,640	0.8
109,820		SAP AG	5,808,547	1.2
69,520		Siemens AG	6,651,370	1.3
			27,342,153	5.5

		Hong Kong: 0.6%
360,800		AIA Group Ltd.	1,123,143	0.2
140,000		Cheung Kong Holdings
		Ltd.	1,660,734	0.4
			2,783,877	0.6

		India: 0.4%
76,440		ICICI Bank Ltd. ADR	2,020,309	0.4

		Italy: 2.5%
259,567		ENI S.p.A.	5,351,645	1.0
2,636,220		Intesa Sanpaolo S.p.A.	4,390,657	0.9
352,958	L	UniCredit SpA	2,911,234	0.6
			12,653,536	2.5

		Japan: 4.6%
109,200		Itochu Corp.	1,107,229	0.2
381,500		Konica Minolta
		Holdings, Inc.	$2,836,754	0.6
1,283,000	L	Mazda Motor Corp.	2,255,872	0.5
28,900		Nintendo Co., Ltd.	3,967,743	0.8
342,600		Nissan Motor Co., Ltd.	3,068,015	0.6
658,400		Nomura Holdings, Inc.	1,982,269	0.4
136,700		Toyota Motor Corp.	4,520,275	0.9
35,580		USS Co., Ltd.	3,215,667	0.6
			22,953,824	4.6

		Netherlands: 5.4%
74,112		Akzo Nobel NV	3,571,418	0.7
131,060		Randstad Holdings NV	3,855,443	0.8
3,471		Royal Dutch Shell PLC -
		Class A	127,348	0.0
289,237		Royal Dutch Shell PLC -
		Class B	11,001,878	2.2
290,910		Koninklijke Philips
		Electronics NV	6,103,772	1.2
110,348		SBM Offshore NV	2,261,986	0.5
			26,921,845	5.4

		Norway: 0.8%
152,630		Statoil ASA	3,908,899	0.8

		Russia: 0.9%
418,290		Gazprom OAO ADR	4,458,971	0.9

		Singapore: 2.9%
313,980		DBS Group Holdings
		Ltd.	2,786,975	0.6
570,980	@	Flextronics International
		Ltd.	3,231,747	0.6
3,607,000		Singapore
		Telecommunications
		Ltd.	8,590,970	1.7
			14,609,692	2.9

		South Korea: 2.8%
120,170	@	KB Financial Group, Inc.	3,786,607	0.7
11,346		Samsung Electronics
		Co., Ltd.	10,436,481	2.1
			14,223,088	2.8

		Spain: 0.8%
233,371		Telefonica S.A.	4,020,543	0.8

		Sweden: 0.7%
352,208		Telefonaktiebolaget LM
		Ericsson	3,571,605	0.7

		Switzerland: 5.5%
28,930		ACE Ltd.	2,028,571	0.4
28,350		Adecco S.A.	1,181,523	0.2
168,480		Credit Suisse Group	3,948,864	0.8
43,430		Lonza Group AG	2,559,007	0.5
50,040		Roche Holding AG -
		Genusschein	8,462,682	1.7
109,330		Swiss Re Ltd.	5,558,308	1.1
331,460		UBS AG - Reg	$3,932,006	0.8
			27,670,961	5.5

		Taiwan: 0.9%
362,128		Taiwan Semiconductor
		Manufacturing Co., Ltd.
		ADR	4,675,073	0.9

		Turkey: 0.5%
221,600	@	Turkcell Iletisim Hizmet
		AS ADR	2,606,016	0.5

		United Kingdom: 13.1%
1,104,186		Aviva PLC	5,135,900	1.0
530,620		BAE Systems PLC	2,344,697	0.5
1,022,410		BP PLC	7,282,866	1.5
147,170		Carillion PLC	686,736	0.1
374,121		CRH PLC	7,425,741	1.5
478,880		GlaxoSmithKline PLC	10,911,640	2.2
549,473		HSBC Holdings PLC	4,185,659	0.8
2,271,700	@	International
		Consolidated Airlines
		Group SA	5,189,973	1.0
1,458,820		Kingfisher PLC	5,668,927	1.1
1,077,820	@	Rentokil Initial PLC	1,048,667	0.2
778,460		Tesco PLC	4,870,662	1.0
3,918,007		Vodafone Group PLC	10,923,738	2.2
			65,675,206	13.1

		United States: 37.8%
53,800		Abbott Laboratories	3,025,174	0.6
73,630		American Express Co.	3,473,127	0.7
238,200		Amgen, Inc.	15,294,822	3.1
84,900		Baker Hughes, Inc.	4,129,536	0.8
228,360		Bank of America Corp.	1,269,682	0.3
514,160	@	Brocade
		Communications
		Systems, Inc.	2,668,490	0.5
56,130		Chevron Corp.	5,972,232	1.2
443,070		Cisco Systems, Inc.	8,010,706	1.6
156,590		Citigroup, Inc.	4,119,883	0.8
480,640		Comcast Corp. – Class
		A	11,395,974	2.3
175,615		CVS Caremark Corp.	7,161,580	1.4
153,920	@	Dell, Inc.	2,251,850	0.4
57,410		FedEx Corp.	4,794,309	1.0
310,640		General Electric Co.	5,563,562	1.1
30,520		Halliburton Co.	1,053,245	0.2
71,240		Home Depot, Inc.	2,994,930	0.6
71,820		JPMorgan Chase & Co.	2,388,015	0.5
144,030		Medtronic, Inc.	5,509,147	1.1
190,820		Merck & Co., Inc.	7,193,914	1.4
465,510		Microsoft Corp.	12,084,640	2.4
284,070		Morgan Stanley	4,297,979	0.9
529,510		News Corp. - Class A	9,446,458	1.9
115,880		Noble Corp.	3,501,894	0.7
150,240		Oracle Corp.	3,853,656	0.8
560,670		Pfizer, Inc.	12,132,899	2.4
117,220		Quest Diagnostics	6,805,793	1.4
319,820		Seagate Technology	5,245,048	1.0
1,798,217	@	Sprint Nextel Corp.	4,207,828	0.8
62,540		Target Corp.	$3,203,299	0.6
80,290	@	TE Connectivity Ltd.	2,473,735	0.5
71,822		Time Warner Cable, Inc.	4,565,725	0.9
127,003		Time Warner, Inc.	4,589,888	0.9
76,450		United Parcel Service,
		Inc. - Class B	5,595,375	1.1
118,030		Viacom - Class B	5,359,742	1.1
100,830		Walt Disney Co.	3,781,125	0.8
			189,415,262	37.8

	Total Common Stock
	(Cost $582,255,722)		490,494,492	98.0

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 1.2%
	Securities Lending Collateralcc(1): 1.2%
1,385,607	BNP Paribas Bank,
	Repurchase Agreement
	dated 12/30/11, 0.06%,
	due 01/03/12
	(Repurchase Amount
	$1,385,616,
	collateralized by various
	U.S. Government
	Agency Obligations,
	5.000%-6.000%, Market
	Value plus accrued
	interest $1,413,319, due
	05/15/24-04/15/41)	1,385,607	0.3
1,385,607	Cantor Fitzgerald,
	Repurchase Agreement
	dated 12/30/11, 0.12%,
	due 01/03/12
	(Repurchase Amount
	$1,385,625,
	collateralized by various
	U.S. Government
	Agency Obligations,
	1.437%-6.014%, Market
	Value plus accrued
	interest $1,413,319, due
	06/01/17-09/01/44)	1,385,607	0.3
1,385,607	Citigroup, Inc.,
	Repurchase Agreement
	dated 12/30/11, 0.08%,
	due 01/03/12
	(Repurchase Amount
	$1,385,619,
	collateralized by various
	U.S. Government and
	U.S. Government
	Agency Obligations,
	0.000%-5.500%, Market
	Value plus accrued
	interest $1,413,319, due
	01/19/12-12/20/41)	1,385,607	0.3
291,707	Deutsche Bank AG,
	Repurchase Agreement
	dated 12/30/11, 0.08%,
	due 01/03/12
	(Repurchase Amount
	$291,710, collateralized
	by various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.500%, Market Value
	plus accrued interest
	$297,541, due
	06/28/12-11/01/41)	$291,707	0.0
1,385,607	Merrill Lynch & Co., Inc.,
	Repurchase Agreement
	dated 12/30/11, 0.02%,
	due 01/03/12
	(Repurchase Amount
	$1,385,610,
	collateralized by various
	U.S. Government
	Securities, 1.875%-
	4.000%, Market Value
	plus accrued interest
	$1,413,321, due
	02/15/15-06/30/15)	1,385,607	0.3
		5,834,135	1.2

	Total Short-Term
	Investments
	(Cost $5,834,135)	5,834,135	1.2

	Total Investments in
	Securities
	(Cost $588,089,857)	$496,328,627	99.2
	Assets in Excess of Other
	Liabilities	4,208,472	0.8
	Net Assets	$500,537,099	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
0	Cost for federal income tax purposes is $588,476,272.
0	Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$37,828,968
Gross Unrealized Depreciation	(129,976,613)

Net Unrealized Depreciation	$(92,147,645)

Sector Diversification	of Net Assets
Consumer Discretionary	13.5%
Consumer Staples	2.4
Energy	11.8
Financials	16.0
Health Care	17.6
Industrials	10.9
Information Technology	14.1
Materials	2.6
Telecommunications	9.1
Short-Term Investments	1.2
Assets in Excess of Other Liabilities	0.8
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock
Austria	$—	$2,749,292	$—	$2,749,292
Bermuda	3,928,223	—	—	3,928,223
Brazil	3,588,980	—	—	3,588,980
China	1,428,250	1,607,930	—	3,036,180
Denmark	—	393,295	—	393,295
France	—	47,287,662	—	47,287,662
Germany	—	27,342,153	—	27,342,153
Hong Kong	—	2,783,877	—	2,783,877
India	2,020,309	—	—	2,020,309
Italy	—	12,653,536	—	12,653,536
Japan	—	22,953,824	—	22,953,824
Netherlands	—	26,921,845	—	26,921,845
Norway	—	3,908,899	—	3,908,899
Russia	4,458,971	—	—	4,458,971
Singapore	3,231,747	11,377,945	—	14,609,692
South Korea	3,786,607	10,436,481	—	14,223,088
Spain	—	4,020,543	—	4,020,543
Sweden	—	3,571,605	—	3,571,605
Switzerland	2,028,571	25,642,390	—	27,670,961
Taiwan	4,675,073	—	—	4,675,073
Turkey	2,606,016	—	—	2,606,016
United Kingdom	—	65,675,206	—	65,675,206
United States	189,415,262	—	—	189,415,262
Total Common Stock	221,168,009	269,326,483	—	490,494,492
Short-Term Investments	—	5,834,135	—	5,834,135
Total Investments, at value	$221,168,009	$275,160,618	$—	$496,328,627

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011

Asset Table
Investments, at value
Short- Term Investments	576,969	—	(576,969)	—	(144,243)	144,243	—	—	—
Total Investments, at value	$576,969	$—	$(576,969)	$—	$(144,243)	$144,243	$—	$—	$—

As of December 31, 2011 total change in unrealized gain (loss) on Level 3 securities still held at pe  riod end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the year endedDecember 31, 2011.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING U.S. Stock Index Portfolio	AS OF DECEMBER 31, 2011

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.3%
		Consumer Discretionary: 10.4%
29,400		Abercrombie & Fitch Co. $1,435,896	0.0
122,185	@	Amazon.com, Inc.	21,150,224	0.5
41,226	@	Apollo Group, Inc. - Class
		A	2,220,845	0.1
19,930	@,L	Autonation, Inc.	734,819	0.0
9,867	@	Autozone, Inc.	3,206,479	0.1
82,424	@	Bed Bath & Beyond, Inc.	4,778,119	0.1
102,055		Best Buy Co., Inc.	2,385,025	0.1
23,612	@	Big Lots, Inc.	891,589	0.0
35,600	@	BorgWarner, Inc.	2,269,144	0.1
75,800		Cablevision Systems
		Corp.	1,077,876	0.0
76,200	@	Carmax, Inc.	2,322,576	0.1
155,715		Carnival Corp.	5,082,538	0.1
225,650		CBS Corp. - Class B	6,124,141	0.2
10,600	@	Chipotle Mexican Grill,
		Inc.	3,580,044	0.1
97,415		Coach, Inc.	5,946,212	0.2
925,763		Comcast Corp. – Class A	21,949,841	0.6
45,269		Darden Restaurants, Inc.	2,063,361	0.1
20,800		DeVry, Inc.	799,968	0.0
240,120	@	DIRECTV	10,267,531	0.3
92,100	@	Discovery
		Communications, Inc. -
		Class A	3,773,337	0.1
36,400	@	Dollar Tree, Inc.	3,025,204	0.1
93,615		D.R. Horton, Inc.	1,180,485	0.0
32,750		Expedia, Inc.	950,405	0.0
40,543		Family Dollar Stores, Inc.	2,337,709	0.1
1,279,568	@	Ford Motor Co.	13,768,152	0.3
46,900	@,L	GameStop Corp.	1,131,697	0.0
81,023		Gannett Co., Inc.	1,083,278	0.0
123,012		Gap, Inc.	2,281,873	0.1
52,767		Genuine Parts Co.	3,229,340	0.1
82,362	@	Goodyear Tire & Rubber
		Co.	1,167,070	0.0
102,918		H&R Block, Inc.	1,680,651	0.0
79,590		Harley-Davidson, Inc.	3,093,663	0.1
23,560		Harman International
		Industries, Inc.	896,222	0.0
42,823		Hasbro, Inc.	1,365,625	0.0
526,800		Home Depot, Inc.	22,146,672	0.6
100,430		International Game
		Technology	1,727,396	0.0
161,125		Interpublic Group of Cos.,
		Inc.	1,567,746	0.0
48,122		JC Penney Co., Inc.	1,691,488	0.0
228,846		Johnson Controls, Inc.	7,153,726	0.2
87,053		Kohl's Corp.	4,296,066	0.1
47,611		Leggett & Platt, Inc.	1,096,957	0.0
54,075	L	Lennar Corp.	1,062,574	0.0
424,452		Lowe's Cos., Inc.	10,772,592	0.3
83,338		Limited Brands, Inc.	3,362,688	0.1
143,759		Macy's, Inc.	4,626,165	0.1
95,119		Marriott International, Inc.	2,774,621	0.1
115,400		Mattel, Inc.	3,203,504	0.1
347,456		McDonald's Corp.	34,860,260	0.9
101,497		McGraw-Hill Cos., Inc.	4,564,320	0.1
17,600	@,L	NetFlix, Inc.	1,219,504	0.0
98,153		Newell Rubbermaid, Inc.	1,585,171	0.0
747,725		News Corp. - Class A	$13,339,414	0.3
127,970		Nike, Inc.	12,332,469	0.3
55,069		Nordstrom, Inc.	2,737,480	0.1
94,062		Omnicom Group	4,193,284	0.1
45,700	@	O'Reilly Automotive, Inc.	3,653,715	0.1
16,800	@	Priceline.com, Inc.	7,857,528	0.2
113,372	@	Pulte Homes, Inc.	715,377	0.0
21,800		Ralph Lauren Corp.	3,010,144	0.1
77,900		Ross Stores, Inc.	3,702,587	0.1
33,200		Scripps Networks
		Interactive - Class A	1,408,344	0.0
13,482	@,L	Sears Holding Corp.	428,458	0.0
238,819		Staples, Inc.	3,317,196	0.1
251,251		Starbucks Corp.	11,560,059	0.3
64,724		Starwood Hotels &
		Resorts Worldwide, Inc.	3,104,810	0.1
227,449		Target Corp.	11,649,938	0.3
42,868		Tiffany & Co.	2,840,434	0.1
109,419		Time Warner Cable, Inc.	6,955,766	0.2
340,851		Time Warner, Inc.	12,318,355	0.3
128,305		TJX Cos., Inc.	8,282,088	0.2
32,750	@	TripAdvisor, Inc.	825,628	0.0
39,900	@,L	Urban Outfitters, Inc.	1,099,644	0.0
29,151		VF Corp.	3,701,885	0.1
193,520		Viacom - Class B	8,787,743	0.2
614,449		Walt Disney Co.	23,041,838	0.6
1,740		Washington Post	655,649	0.0
25,756		Whirlpool Corp.	1,222,122	0.0
55,234		Wyndham Worldwide
		Corp.	2,089,502	0.1
26,900		Wynn Resorts Ltd.	2,972,181	0.1
156,310		Yum! Brands, Inc.	9,223,853	0.2
			413,989,880	10.4

		Consumer Staples: 11.2%
697,492		Altria Group, Inc.	20,680,638	0.5
227,580		Archer-Daniels-Midland
		Co.	6,508,788	0.2
145,103		Avon Products, Inc.	2,534,949	0.1
52,028		Beam, Inc.	2,665,394	0.1
33,968		Brown-Forman Corp.	2,734,764	0.1
60,500		Campbell Soup Co.	2,011,020	0.0
44,227		Clorox Co.	2,943,749	0.1
773,247		Coca-Cola Co.	54,104,093	1.4
107,312		Coca-Cola Enterprises,
		Inc.	2,766,503	0.1
163,775		Colgate-Palmolive Co.	15,131,172	0.4
139,500		ConAgra Foods, Inc.	3,682,800	0.1
62,165	@	Constellation Brands, Inc.	1,284,951	0.0
147,400		Costco Wholesale Corp.	12,281,368	0.3
442,947		CVS Caremark Corp.	18,063,379	0.4
61,920	@	Dean Foods Co.	693,504	0.0
73,100		Dr Pepper Snapple
		Group, Inc.	2,885,988	0.1
38,185		Estee Lauder Cos., Inc.	4,288,939	0.1
217,714		General Mills, Inc.	8,797,823	0.2
52,004		Hershey Co.	3,212,807	0.1
108,181		HJ Heinz Co.	5,846,101	0.1
46,800		Hormel Foods Corp.	1,370,772	0.0
38,350		JM Smucker Co.	2,997,820	0.1
84,080		Kellogg Co. $4,251,926	0.1
131,937		Kimberly-Clark Corp.	9,705,286	0.2
594,800		Kraft Foods, Inc.	22,221,728	0.6
203,792		Kroger Co.	4,935,842	0.1
46,606		Lorillard, Inc.	5,313,084	0.1
44,568		McCormick & Co., Inc.	2,247,119	0.1
68,700		Mead Johnson Nutrition
		Co.	4,721,751	0.1
54,886		Molson Coors Brewing
		Co.	2,389,736	0.1
532,940		PepsiCo, Inc.	35,360,569	0.9
591,392		Philip Morris International,
		Inc.	46,412,444	1.2
931,127		Procter & Gamble Co.	62,115,482	1.6
113,744		Reynolds American, Inc.	4,711,276	0.1
117,806		Safeway, Inc.	2,478,638	0.1
198,284		Sara Lee Corp.	3,751,533	0.1
71,533	L	Supervalu, Inc.	580,848	0.0
199,654		Sysco Corp.	5,855,852	0.1
99,820		Tyson Foods, Inc.	2,060,285	0.0
304,867		Walgreen Co.	10,078,903	0.2
591,973		Wal-Mart Stores, Inc.	35,376,307	0.9
53,100		Whole Foods Market, Inc.	3,694,698	0.1
			445,750,629	11.2

		Energy: 11.9%
76,279	@	Alpha Natural Resources,
		Inc.	1,558,380	0.0
167,678		Anadarko Petroleum
		Corp.	12,798,862	0.3
129,411		Apache Corp.	11,722,048	0.3
146,951		Baker Hughes, Inc.	7,147,697	0.2
35,100		Cabot Oil & Gas Corp.	2,664,090	0.1
82,600	@	Cameron International
		Corp.	4,063,094	0.1
222,600		Chesapeake Energy
		Corp.	4,961,754	0.1
674,485		Chevron Corp.	71,765,204	1.8
451,544		ConocoPhillips	32,904,011	0.8
76,395		Consol Energy, Inc.	2,803,697	0.1
135,500	@	Denbury Resources, Inc.	2,046,050	0.1
140,299		Devon Energy Corp.	8,698,538	0.2
23,400	L	Diamond Offshore Drilling	1,293,084	0.0
259,404		El Paso Corp.	6,892,364	0.2
90,422		EOG Resources, Inc.	8,907,471	0.2
50,400		EQT Corp.	2,761,416	0.1
1,628,035		ExxonMobil Corp.	137,992,247	3.5
80,900	@	FMC Technologies, Inc.	4,225,407	0.1
309,742		Halliburton Co.	10,689,196	0.3
36,100		Helmerich & Payne, Inc.	2,106,796	0.1
101,930		Hess Corp.	5,789,624	0.1
240,534		Marathon Oil Corp.	7,040,430	0.2
120,017		Marathon Petroleum
		Corp.	3,995,366	0.1
65,205		Murphy Oil Corp.	3,634,527	0.1
96,812	@	Nabors Industries Ltd.	1,678,720	0.0
142,700		National Oilwell Varco,
		Inc.	9,702,173	0.2
44,600	@	Newfield Exploration Co.	1,682,758	0.0
85,000		Noble Corp.	2,568,700	0.1
59,400		Noble Energy, Inc.	5,606,766	0.1
273,639		Occidental Petroleum
		Corp.	$25,639,974	0.7
91,220		Peabody Energy Corp.	3,020,294	0.1
39,300		Pioneer Natural
		Resources Co.	3,516,564	0.1
59,500		QEP Resources, Inc.	1,743,350	0.0
54,200		Range Resources Corp.	3,357,148	0.1
42,972	@	Rowan Cos., Inc.	1,303,341	0.0
454,380		Schlumberger Ltd.	31,038,698	0.8
117,200	@	Southwestern Energy Co.	3,743,368	0.1
219,021		Spectra Energy Corp.	6,734,896	0.2
38,188		Sunoco, Inc.	1,566,472	0.0
48,500	@	Tesoro Corp.	1,132,960	0.0
192,706		Valero Energy Corp.	4,056,461	0.1
198,286		Williams Cos., Inc.	6,547,404	0.2
			473,101,400	11.9

		Financials: 13.1%
113,700		ACE Ltd.	7,972,644	0.2
157,291		Aflac, Inc.	6,804,409	0.2
174,003		Allstate Corp.	4,769,422	0.1
341,674		American Express Co.	16,116,763	0.4
147,139	@	American International
		Group, Inc.	3,413,625	0.1
79,558		Ameriprise Financial, Inc.	3,949,259	0.1
110,092		AON Corp.	5,152,306	0.1
40,728		Apartment Investment &
		Management Co.	933,078	0.0
31,900		Assurant, Inc.	1,309,814	0.0
31,704		AvalonBay Communities,
		Inc.	4,140,542	0.1
3,405,923		Bank of America Corp.	18,975,713	0.5
415,162		Bank of New York Mellon
		Corp.	8,265,875	0.2
234,743		BB&T Corp.	5,908,481	0.2
592,300	@	Berkshire Hathaway, Inc.	45,192,490	1.1
33,800		Blackrock, Inc.	6,024,512	0.2
49,495		Boston Properties, Inc.	4,929,702	0.1
155,556		Capital One Financial
		Corp.	6,578,463	0.2
109,400	@	CBRE Group, Inc.	1,665,068	0.0
362,943		Charles Schwab Corp.	4,086,738	0.1
96,287		Chubb Corp.	6,664,986	0.2
54,929		Cincinnati Financial Corp.	1,673,137	0.0
982,580		Citigroup, Inc.	25,851,680	0.7
22,570		CME Group, Inc.	5,499,632	0.1
67,689		Comerica, Inc.	1,746,376	0.0
183,788		Discover Financial
		Services	4,410,912	0.1
85,460	@	E*Trade Financial Corp.	680,262	0.0
99,847		Equity Residential	5,694,274	0.1
31,279	L	Federated Investors, Inc.	473,877	0.0
309,739		Fifth Third Bancorp.	3,939,880	0.1
88,828		First Horizon National
		Corp.	710,624	0.0
49,019		Franklin Resources, Inc.	4,708,765	0.1
165,340	@	Genworth Financial, Inc.	1,082,977	0.0
170,303		Goldman Sachs Group,
		Inc.	15,400,500	0.4
149,954		Hartford Financial
		Services Group, Inc.	2,436,753	0.1
137,100		HCP, Inc.	$5,680,053	0.1
59,800		Health Care Real Estate
		Investment Trust, Inc.	3,260,894	0.1
237,927		Host Hotels & Resorts,
		Inc.	3,514,182	0.1
177,600		Hudson City Bancorp.,
		Inc.	1,110,000	0.0
290,662		Huntington Bancshares,
		Inc.	1,595,734	0.0
24,700	@	IntercontinentalExchange,
		Inc.	2,977,585	0.1
151,800	@	Invesco Ltd.	3,049,662	0.1
1,289,571		JPMorgan Chase & Co.	42,878,236	1.1
320,952		Keycorp	2,468,121	0.1
137,055		Kimco Realty Corp.	2,225,773	0.1
46,845		Legg Mason, Inc.	1,126,622	0.0
66,700		Leucadia National Corp.	1,516,758	0.0
103,879		Lincoln National Corp.	2,017,330	0.1
104,721		Loews Corp.	3,942,746	0.1
42,406		M&T Bank Corp.	3,237,274	0.1
182,498		Marsh & McLennan Cos.,
		Inc.	5,770,587	0.1
356,106		Metlife, Inc.	11,103,385	0.3
67,739		Moody's Corp.	2,281,450	0.1
499,876		Morgan Stanley	7,563,124	0.2
47,300	@	Nasdaq Stock Market,
		Inc.	1,159,323	0.0
81,123		Northern Trust Corp.	3,217,338	0.1
88,200		NYSE Euronext	2,302,020	0.1
126,700		People's United Financial,
		Inc.	1,628,095	0.0
54,615		Plum Creek Timber Co.,
		Inc.	1,996,724	0.1
177,228		PNC Financial Services
		Group, Inc.	10,220,739	0.3
105,616		Principal Financial Group,
		Inc.	2,598,154	0.1
215,141		Progressive Corp.	4,197,401	0.1
154,457		ProLogis, Inc.	4,415,926	0.1
163,678		Prudential Financial, Inc.	8,203,541	0.2
47,635		Public Storage, Inc.	6,405,002	0.2
423,954		Regions Financial Corp.	1,823,002	0.1
98,855		Simon Property Group,
		Inc.	12,746,364	0.3
173,163		SLM Corp.	2,320,384	0.1
169,769		State Street Corp.	6,843,388	0.2
180,800		SunTrust Bank	3,200,160	0.1
86,410		T. Rowe Price Group, Inc.	4,921,050	0.1
35,918		Torchmark Corp.	1,558,482	0.0
141,043		Travelers Cos., Inc.	8,345,514	0.2
102,227		UnumProvident Corp.	2,153,923	0.1
646,893		US Bancorp.	17,498,456	0.4
96,900		Ventas, Inc.	5,342,097	0.1
62,114		Vornado Realty Trust	4,774,082	0.1
1,778,067		Wells Fargo & Co.	49,003,527	1.2
181,450		Weyerhaeuser Co.	3,387,671	0.1
110,599		XL Group PLC	2,186,542	0.1
62,088		Zions Bancorp.	1,010,793	0.0
			517,942,753	13.1

		Health Care: 11.6%
524,128		Abbott Laboratories	$29,471,717	0.7
125,564		Aetna, Inc.	5,297,545	0.1
116,922	@	Agilent Technologies, Inc.	4,084,085	0.1
103,662		Allergan, Inc.	9,095,304	0.2
90,724		AmerisourceBergen Corp.	3,374,026	0.1
270,959		Amgen, Inc.	17,398,277	0.4
191,336		Baxter International, Inc.	9,467,305	0.2
73,187		Becton Dickinson & Co.	5,468,533	0.1
81,670	@	Biogen Idec, Inc.	8,987,784	0.2
515,492	@	Boston Scientific Corp.	2,752,727	0.1
574,418		Bristol-Myers Squibb Co.	20,242,490	0.5
115,922		Cardinal Health, Inc.	4,707,592	0.1
75,311	@	CareFusion Corp.	1,913,653	0.0
154,460	@	Celgene Corp.	10,441,496	0.3
49,000	@	Cerner Corp.	3,001,250	0.1
91,068		Cigna Corp.	3,824,856	0.1
49,975	@	Coventry Health Care,
		Inc.	1,517,741	0.0
166,200		Covidien PLC	7,480,662	0.2
29,121		CR Bard, Inc.	2,489,846	0.1
31,400	@	DaVita, Inc.	2,380,434	0.1
47,600		Densply International, Inc.	1,665,524	0.0
38,700	@	Edwards Lifesciences
		Corp.	2,736,090	0.1
343,093		Eli Lilly & Co.	14,258,945	0.4
166,512	@	Express Scripts, Inc.	7,441,421	0.2
92,504	@	Forest Laboratories, Inc.	2,799,171	0.1
259,800	@	Gilead Sciences, Inc.	10,633,614	0.3
55,516	@	Hospira, Inc.	1,686,021	0.0
56,168		Humana, Inc.	4,920,879	0.1
13,100	@	Intuitive Surgical, Inc.	6,065,431	0.2
922,820		Johnson & Johnson	60,518,536	1.5
34,160	@	Laboratory Corp. of
		America Holdings	2,936,735	0.1
60,859	@	Life Technologies Corp.	2,368,024	0.1
82,906		McKesson Corp.	6,459,206	0.2
129,888	@	Medco Health Solutions,
		Inc.	7,260,739	0.2
355,623		Medtronic, Inc.	13,602,580	0.3
1,037,543		Merck & Co., Inc.	39,115,371	1.0
143,463	@	Mylan Laboratories	3,078,716	0.1
31,585		Patterson Cos., Inc.	932,389	0.0
38,119		PerkinElmer, Inc.	762,380	0.0
30,800		Perrigo Co.	2,996,840	0.1
2,609,758		Pfizer, Inc.	56,475,163	1.4
53,361		Quest Diagnostics	3,098,140	0.1
110,951		St. Jude Medical, Inc.	3,805,619	0.1
111,133		Stryker Corp.	5,524,421	0.1
159,403	@	Tenet Healthcare Corp.	817,737	0.0
128,503	@	Thermo Fisher Scientific,
		Inc.	5,778,780	0.1
362,449		UnitedHealth Group, Inc.	18,368,915	0.5
39,500	@	Varian Medical Systems,
		Inc.	2,651,635	0.1
30,691	@	Waters Corp.	2,272,669	0.1
42,278	@	Watson Pharmaceuticals,
		Inc.	2,551,055	0.1
121,479		WellPoint, Inc.	8,047,984	0.2
64,143		Zimmer Holdings, Inc.	3,426,519	0.1
			458,454,572	11.6

		Industrials: 10.4%
238,962		3M Co.	$19,530,364	0.5
35,633		Avery Dennison Corp.	1,021,954	0.0
249,582		Boeing Co.	18,306,840	0.5
217,580		Caterpillar, Inc.	19,712,748	0.5
55,600		CH Robinson Worldwide,
		Inc.	3,879,768	0.1
39,716		Cintas Corp.	1,382,514	0.0
54,700		Cooper Industries PLC	2,962,005	0.1
368,876		CSX Corp.	7,768,529	0.2
65,564		Cummins, Inc.	5,770,943	0.2
191,566		Danaher Corp.	9,011,265	0.2
139,328		Deere & Co.	10,777,021	0.3
62,633		Dover Corp.	3,635,846	0.1
16,600		The Dun & Bradstreet
		Corp.	1,242,178	0.0
114,890		Eaton Corp.	5,001,162	0.1
250,893		Emerson Electric Co.	11,689,105	0.3
41,206		Equifax, Inc.	1,596,320	0.0
71,500		Expeditors International
		Washington, Inc.	2,928,640	0.1
99,400	L	Fastenal Co.	4,334,834	0.1
106,735		FedEx Corp.	8,913,440	0.2
18,800		Flowserve Corp.	1,867,216	0.1
58,518		Fluor Corp.	2,940,530	0.1
121,851		General Dynamics Corp.	8,092,125	0.2
3,569,700		General Electric Co.	63,933,327	1.6
42,119		Goodrich Corp.	5,210,120	0.1
263,542		Honeywell International,
		Inc.	14,323,508	0.4
165,486		Illinois Tool Works, Inc.	7,729,851	0.2
111,400		Ingersoll-Rand PLC	3,394,358	0.1
68,500		Iron Mountain, Inc.	2,109,800	0.1
43,000	@	Jacobs Engineering
		Group, Inc.	1,744,940	0.0
35,400		Joy Global, Inc.	2,653,938	0.1
35,490		L-3 Communications
		Holdings, Inc.	2,366,473	0.1
92,657		Lockheed Martin Corp.	7,495,951	0.2
120,384		Masco Corp.	1,261,624	0.0
117,114		Norfolk Southern Corp.	8,532,926	0.2
93,590		Northrop Grumman Corp.	5,473,143	0.1
123,199		Paccar, Inc.	4,616,267	0.1
39,152		Pall Corp.	2,237,537	0.1
52,145		Parker Hannifin Corp.	3,976,056	0.1
68,054	L	Pitney Bowes, Inc.	1,261,721	0.0
48,500		Precision Castparts Corp.	7,992,315	0.2
71,500	@	Quanta Services, Inc.	1,540,110	0.0
119,137		Raytheon Co.	5,763,848	0.1
107,851		Republic Services, Inc.	2,971,295	0.1
48,749		Robert Half International,
		Inc.	1,387,397	0.0
48,212		Rockwell Automation, Inc.	3,537,314	0.1
51,748		Rockwell Collins, Inc.	2,865,287	0.1
32,300		Roper Industries, Inc.	2,805,901	0.1
63,287		RR Donnelley & Sons Co.	913,231	0.0
17,237		Ryder System, Inc.	915,974	0.0
19,549		Snap-On, Inc.	989,570	0.0
270,752		Southwest Airlines Co.	2,317,637	0.1
56,700		Stanley Black & Decker,
		Inc.	3,832,920	0.1
29,000	@	Stericycle, Inc.	2,259,680	0.1
93,384		Textron, Inc.	$1,726,670	0.0
156,300		Tyco International Ltd.	7,300,773	0.2
164,398		Union Pacific Corp.	17,416,324	0.4
330,276		United Parcel Service,
		Inc. - Class B	24,172,900	0.6
306,086		United Technologies
		Corp.	22,371,826	0.6
158,986		Waste Management, Inc.	5,200,432	0.1
20,450		WW Grainger, Inc.	3,828,036	0.1
61,100		Xylem, Inc.	1,569,659	0.0
			414,365,986	10.4

		Information Technology: 18.5%
217,000		Accenture PLC	11,550,910	0.3
166,351	@	Adobe Systems, Inc.	4,702,743	0.1
195,562	@,L	Advanced Micro Devices,
		Inc.	1,056,035	0.0
62,100	@	Akamai Technologies,
		Inc.	2,004,588	0.0
109,060		Altera Corp.	4,046,126	0.1
57,200		Amphenol Corp.	2,596,308	0.1
100,726		Analog Devices, Inc.	3,603,976	0.1
315,169	@	Apple, Inc.	127,643,445	3.2
443,643		Applied Materials, Inc.	4,751,417	0.1
77,002	@	Autodesk, Inc.	2,335,471	0.1
164,846		Automatic Data
		Processing, Inc.	8,903,332	0.2
59,078	@	BMC Software, Inc.	1,936,577	0.0
162,186		Broadcom Corp.	4,761,781	0.1
127,484		CA, Inc.	2,577,089	0.1
1,831,568		Cisco Systems, Inc.	33,114,749	0.8
63,411	@	Citrix Systems, Inc.	3,850,316	0.1
102,300	@	Cognizant Technology
		Solutions Corp.	6,578,913	0.2
52,279		Computer Sciences Corp.	1,239,012	0.0
529,136		Corning, Inc.	6,868,185	0.2
522,316	@	Dell, Inc.	7,641,483	0.2
386,207	@	eBay, Inc.	11,713,658	0.3
112,593	@	Electronic Arts, Inc.	2,319,416	0.1
695,372	@	EMC Corp.	14,978,313	0.4
27,300	@	F5 Networks, Inc.	2,897,076	0.1
84,700		Fidelity National
		Information Services, Inc.	2,252,173	0.1
19,700	@,L	First Solar, Inc.	665,072	0.0
47,658	@	Fiserv, Inc.	2,799,431	0.1
53,800		Flir Systems, Inc.	1,348,766	0.0
85,395	@	Google, Inc. - Class A	55,156,631	1.4
40,500		Harris Corp.	1,459,620	0.0
669,984		Hewlett-Packard Co.	17,258,788	0.4
398,155		International Business
		Machines Corp.	73,212,741	1.8
1,736,232		Intel Corp.	42,103,626	1.1
102,326		Intuit, Inc.	5,381,324	0.1
61,735		Jabil Circuit, Inc.	1,213,710	0.0
76,787	@	JDS Uniphase Corp.	801,656	0.0
179,485	@	Juniper Networks, Inc.	3,663,289	0.1
56,194		KLA-Tencor Corp.	2,711,361	0.1
26,721		Lexmark International,
		Inc.	883,664	0.0
76,676		Linear Technology Corp.	2,302,580	0.1
192,865	@	LSI Logic Corp.	1,147,547	0.0
36,000		Mastercard, Inc.	$13,421,520	0.3
64,200	L	Microchip Technology,
		Inc.	2,351,646	0.1
338,215	@	Micron Technology, Inc.	2,127,372	0.1
2,540,402		Microsoft Corp.	65,948,836	1.7
46,070		Molex, Inc.	1,099,230	0.0
92,786	@	Motorola Mobility
		Holdings, Inc.	3,600,097	0.1
106,755		Motorola Solutions, Inc.	4,941,689	0.1
124,026	@	NetApp, Inc.	4,498,423	0.1
28,099	@	Novellus Systems, Inc.	1,160,208	0.0
203,313	@	Nvidia Corp.	2,817,918	0.1
1,330,604		Oracle Corp.	34,129,993	0.9
108,500		Paychex, Inc.	3,266,935	0.1
565,552		Qualcomm, Inc.	30,935,694	0.8
65,100	@	Red Hat, Inc.	2,687,979	0.1
93,100	@	SAIC, Inc.	1,144,199	0.0
45,564	@	Salesforce.com, Inc.	4,622,923	0.1
80,525	@	Sandisk Corp.	3,962,635	0.1
252,365	@	Symantec Corp.	3,949,512	0.1
142,000	@	TE Connectivity Ltd.	4,375,020	0.1
56,700	@	Teradata Corp.	2,750,517	0.1
62,642	@	Teradyne, Inc.	853,810	0.0
388,960		Texas Instruments, Inc.	11,322,626	0.3
55,100		Total System Services,
		Inc.	1,077,756	0.0
56,000		VeriSign, Inc.	2,000,320	0.0
172,300		Visa, Inc.	17,493,619	0.4
78,500	@	Western Digital Corp.	2,429,575	0.1
211,291		Western Union Co.	3,858,174	0.1
472,691		Xerox Corp.	3,762,620	0.1
89,247		Xilinx, Inc.	2,861,259	0.1
425,173	@	Yahoo!, Inc.	6,858,041	0.2
			734,343,044	18.5

		Materials: 3.4%
71,815		Air Products &
		Chemicals, Inc.	6,117,920	0.2
23,000		Airgas, Inc.	1,795,840	0.0
358,358		Alcoa, Inc.	3,099,797	0.1
35,900		Allegheny Technologies,
		Inc.	1,716,020	0.0
55,092		Ball Corp.	1,967,335	0.1
34,826		Bemis Co., Inc.	1,047,566	0.0
24,100		CF Industries Holdings,
		Inc.	3,494,018	0.1
49,200		Cliffs Natural Resources,
		Inc.	3,067,620	0.1
397,778		Dow Chemical Co.	11,440,095	0.3
47,226		Eastman Chemical Co.	1,844,648	0.1
98,100		Ecolab, Inc.	5,671,161	0.1
314,043		EI Du Pont de Nemours &
		Co.	14,376,889	0.4
24,100		FMC Corp.	2,073,564	0.1
319,220		Freeport-McMoRan
		Copper & Gold, Inc.	11,744,104	0.3
27,343		International Flavors &
		Fragrances, Inc.	1,433,320	0.0
147,222		International Paper Co.	4,357,771	0.1
57,468		MeadWestvaco Corp.	1,721,167	0.0
180,059		Monsanto Co.	12,616,734	0.3
86,400		Mosaic Co/The $4,357,152	0.1
166,468		Newmont Mining Corp.	9,989,745	0.3
106,597		Nucor Corp.	4,218,043	0.1
55,300	@	Owens-Illinois, Inc.	1,071,714	0.0
52,974		PPG Industries, Inc.	4,422,799	0.1
101,838		Praxair, Inc.	10,886,482	0.3
53,960		Sealed Air Corp.	928,652	0.0
29,761		Sherwin-Williams Co.	2,656,764	0.1
41,094		Sigma-Aldrich Corp.	2,566,731	0.1
28,300		Titanium Metals Corp.	423,934	0.0
48,446	L	United States Steel Corp.	1,281,881	0.0
43,500	L	Vulcan Materials Co.	1,711,725	0.0
			134,101,191	3.4

		Telecommunications: 3.1%
133,300		American Tower Corp.	7,999,333	0.2
2,008,627		AT&T, Inc.	60,740,880	1.5
207,641		CenturyTel, Inc.	7,724,245	0.2
335,052		Frontier Communications
		Corp.	1,725,518	0.0
98,700	@	MetroPCS
		Communications, Inc.	856,716	0.0
1,008,384	@	Sprint Nextel Corp.	2,359,619	0.1
953,236		Verizon Communications,
		Inc.	38,243,828	1.0
171,790		Windstream Corp.	2,016,815	0.1
			121,666,954	3.1

		Utilities: 3.7%
221,363	@	AES Corp.	2,620,938	0.1
32,356		AGL Resources, Inc.	1,367,364	0.0
81,309		Ameren Corp.	2,693,767	0.1
162,373		American Electric Power
		Co., Inc.	6,707,629	0.2
143,411		CenterPoint Energy, Inc.	2,881,127	0.1
84,797		CMS Energy Corp.	1,872,318	0.1
98,600		Consolidated Edison, Inc.	6,116,158	0.2
67,837		Constellation Energy
		Group, Inc.	2,691,094	0.1
191,670		Dominion Resources, Inc.	10,173,844	0.3
57,069		DTE Energy Co.	3,107,407	0.1
448,543		Duke Energy Corp.	9,867,946	0.3
109,702		Edison International	4,541,663	0.1
59,486		Entergy Corp.	4,345,452	0.1
223,248		Exelon Corp.	9,682,266	0.2
140,823		FirstEnergy Corp.	6,238,459	0.2
26,194		Integrys Energy Group,
		Inc.	1,419,191	0.0
142,186		NextEra Energy, Inc.	8,656,284	0.2
94,526		NiSource, Inc.	2,250,664	0.1
59,500		Northeast Utilities	2,146,165	0.1
81,200	@	NRG Energy, Inc.	1,471,344	0.0
34,800		Oneok, Inc.	3,016,812	0.1
76,300		Pepco Holdings, Inc.	1,548,890	0.0
135,433		Pacific Gas & Electric Co.	5,582,548	0.1
36,691		Pinnacle West Capital
		Corp.	1,767,772	0.0
194,593		PPL Corp.	5,724,926	0.1
99,311		Progress Energy, Inc.	5,563,402	0.1
170,320		Public Service Enterprise
		Group, Inc.	5,622,263	0.1
38,700		SCANA Corp.	$1,743,822	0.0
80,667		Sempra Energy	4,436,685	0.1
288,756		Southern Co.	13,366,515	0.3
72,571		TECO Energy, Inc.	1,389,009	0.0
78,698		Wisconsin Energy Corp.	2,751,282	0.1
163,237		Xcel Energy, Inc.	4,511,871	0.1
			147,876,877	3.7

	Total Common Stock
	(Cost $3,411,747,653)		3,861,593,286	97.3

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 3.7%
	Securities Lending Collateralcc(1): 0.4%

3,768,169	Deutsche Bank AG,
	Repurchase Agreement
	dated 12/30/11, 0.10%,
	due 01/03/12
	(Repurchase Amount
	$3,768,210, collateralized
	by various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.500%, Market Value
	plus accrued interest
	$3,843,533, due
	06/28/12-11/01/41)	3,768,169	0.1
3,768,169	Goldman Sachs & Co.,
	Repurchase Agreement
	dated 12/30/11, 0.10%,
	due 01/03/12
	(Repurchase Amount
	$3,768,210, collateralized
	by various U.S.
	Government Agency
	Obligations, 2.163%-
	6.500%, Market Value
	plus accrued interest
	$3,843,532, due
	04/01/20-12/01/48)	3,768,169	0.1
3,768,169	JPMorgan Chase & Co.,
	Repurchase Agreement
	dated 12/30/11, 0.05%,
	due 01/03/12
	(Repurchase Amount
	$3,768,190, collateralized
	by various U.S.
	Government Agency
	Obligations, 2.134%-
	5.939%, Market Value
	plus accrued interest
	$3,843,541, due
	06/01/24-03/01/41)	3,768,169	0.1
3,768,169	Morgan Stanley,
	Repurchase Agreement
	dated 12/30/11, 0.08%,
	due 01/03/12
	(Repurchase Amount
	$3,768,202, collateralized
	by various U.S.
	Government and U.S.
	Government Agency
	Obligations, 0.000%-
	6.375%, Market Value
	plus accrued interest
	$3,843,532, due
	11/15/12-10/01/44)	$3,768,169	0.1
793,299	Royal Bank of Canada,
	Repurchase Agreement
	dated 12/30/11, 0.01%,
	due 01/03/12
	(Repurchase Amount
	$793,300, collateralized
	by various U.S.
	Government Securities,
	0.000%-4.250%, Market
	Value plus accrued
	interest $809,165, due
	08/15/12-11/15/40)	793,299	0.0
		15,865,975	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.3%
129,951,100	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class
	(Cost $129,951,100)	129,951,100	3.3

	Total Short-Term
	Investments
	(Cost $145,817,075)	145,817,075	3.7

	Total Investments in
	Securities
	(Cost $3,557,564,728)	$4,007,410,361	101.0
	Liabilities in Excess of
	Other Assets	(41,273,252)	(1.0)
	Net Assets	$3,966,137,109	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2011.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $3,624,696,302.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$624,448,460
Gross Unrealized Depreciation	(241,734,401)

Net Unrealized Appreciation	$382,714,059

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$3,861,593,286	$—	$—	$3,861,593,286
Short-Term Investments	129,951,100	15,865,975	—	145,817,075
Total Investments, at value	$3,991,544,386	$15,865,975	$—	$4,007,410,361
Other Financial Instruments+
Futures	411,443	—	—	411,443
Total Assets	$3,991,955,829	$15,865,975	$—	$4,007,821,804

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the portfolio’s assets and liabilities during the period ended December 31, 2011:

	Beginning Balance 12/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2011

Asset Table
Investments, at value
Short- Investments	340,073	—	(340,073)	—	(85,018)	85,018	—	—	—
Total Investments, at value	$340,073	$—	$(340,073)	$—	$(85,018)	$85,018	$—	$—	$—

As of December 31, 2011 total change in unrealized gain (loss) on Level 3 securities still held at pe  riod end and included in the change in net assets was $0
^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year endedDecember 31, 2011.

 ING U.S. Stock Index Portfolio Open Futures Contracts on December 31, 2011:
				Unrealized
	Number	Expiration	Notional	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)
Long Contracts
S&P 500 E-Mini	1,668	03/16/12	$104,466,840	$411,443
			$104,466,840	$411,443

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value derivative instrument as of December was as follows:

Derivative not accounted for as hedging instruments	Location on Statement of Asset and Liabilities	Fair Value

Liabilities Derivative

Equity contracts	Net Assets- Unrealized appreciation*	$411,443
Total Liabilities Derivatives		$411,443

* Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instrument on the portfolio’s Statement of Operations for the year December 31,2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$4,319,102
Total	4,319,102

Change in Unrealized Appreciation of (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$164,513
Total	164,516

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investors Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: March 2, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: March 2, 2012

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: March 2, 2012

5